UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

BRIGHTHOUSE FUNDS TRUST I

(Exact name of registrant as specified in charter)

One Financial Center Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor -------------------------- c/o Brighthouse Investment Advisers, LLC One Financial Center Boston, MA 02111	Brian McCabe, Esq. ------------------------------------- Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (617) 578-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class B shares of the AB Global Dynamic Allocation Portfolio returned 13.62%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 15.15%.

MARKET ENVIRONMENT / CONDITIONS

2017 marked a strong year for almost all major asset classes. Global stocks finished the annual period in strong positive territory, led by emerging markets and developed international markets. Global bond markets posted more modest but still positive returns. After a year that saw volatility spike and recede several times, the primary market story of 2017 revolved around extreme calm. Currency movements also played a role as a weak U.S. dollar strengthened returns for U.S. dollar-based investors.

Though volatility remained low, the annual period did have several events to digest. The first quarter saw the inauguration of a new president in the U.S. Following that were concerns around potential fallout from European elections, most notably in France, which abated after the most market-friendly candidate won. In the latter half of the year, rhetoric between the U.S. and North Korea increased, which caused investors to consider the ramifications of potential geopolitical strife. Finally, near year-end, tax reform passed in the U.S. Congress, which ended months of deliberation and negotiation. In each of these instances, the market continued to move forward, and except for minor increases, volatility remained benign.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio’s objective is to provide long-term growth by participating in up-markets and by mitigating the downside. We aim to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, we should capture potential return opportunities and manage risk. The strategic asset allocation is a growth-oriented portfolio with approximately 60% invested in a global mix of equities across capitalization ranges including real estate and 40% invested in a mix of global sovereign and high-quality corporate bonds.

The AB Global Dynamic Allocation Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the twelve-month period ending on December 31, 2017. During this period, the Portfolio’s relative underweight to U.S. Midcap equities and Emerging Market stocks along with the Portfolio’s relative overweight to U.S. Government bonds were the main detractors from performance. Regional selection within our allocation to International Large-Cap stocks and International bonds as well as our allocation to Real Assets also hurt. The Portfolio’s overweight to U.S. Large Cap equities and International Large Cap equities along with currency management with regards to an average overweight to the euro and an average underweight to the U.S. dollar contributed to performance over the period. The Portfolio’s underweight to U.S. Corporate Investment-Grade bonds, Mortgage Income Securities, and International bonds also helped.

Throughout the entire year, the Portfolio held and maintained an overweight to risk assets with global equity holdings more than that dictated by our strategic asset allocation. This overweight was characterized by a regional bias towards International Large Cap equities and Emerging Market equities due to accommodative global monetary policies, a solid economic outlook, and strong corporate balance sheets. While volatility has been low for the entire period, which could imply a more substantial overweight to equities, our return outlook remained muted, albeit positive. This close-to-normal return view, coupled with low volatility, supports our modest overweight but does not justify, in our view, a more substantial overweight driven by risk alone. Compared to the Dow Jones Moderate Index, the year was the most challenging for the strategy primarily a structural underweight to Emerging Market equities, which posted extremely strong returns.

In fixed income, the Portfolio increased diversification with modest allocations to International bonds. While the Portfolio held an underweight to fixed income for most of the year, we slightly extended bond duration to maintain defensive diversification close to the level of a strategic normal allocation but closed the year underweight to duration. In currency management, the Portfolio held an underweight to the U.S. dollar relative to our strategic asset allocation for the majority of the year but moved closer to neutral in the fourth quarter.

The Portfolio utilized equity futures, fixed income futures, currency forwards, exchange-traded funds, interest rate swaps, and total return swaps for both hedging and investment purposes. Interest rate options were used for hedging purposes. The Portfolio utilized a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit, and currency risk to hedge positions and to provide efficient exposure. All derivatives performed in line with the manager’s expectations over the period.

BHFTI-1

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein

Portfolio Manager Commentary*—(Continued)

We ended the period overweight to risk assets. The Portfolio held an overweight to all stock regions apart from U.S. Large Cap equities. The Portfolio was close to neutral to global real estate for diversification purposes. The Portfolio finished the year with an underweight to global fixed income. The Portfolio held an overweight to the Japanese yen for defensive purposes while moving to neutral to the U.S. dollar.

Daniel Loewy

Vadim Zlotnikov

Brian Brugman

Portfolio Managers

AllianceBernstein

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[2]
AB Global Dynamic Allocation Portfolio
Class B	13.62	7.15	6.57
Dow Jones Moderate Index	15.15	8.11	6.83

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Equity Sectors

% of Net Assets
Financials	16.2
Information Technology	9.1
Industrials	7.5
Consumer Discretionary	7.4
Health Care	7.2

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	19.6
Foreign Government	7.9

BHFTI-3

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class B (a)	Actual	0.87%	$1,000.00	$1,060.00	$4.52
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—63.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
Airbus SE	59,786	$5,937,088
Arconic, Inc.	28,050	764,363
BAE Systems plc	327,740	2,520,734
Boeing Co. (The)	37,025	10,919,043
Cobham plc (a)	245,124	416,464
Dassault Aviation S.A.	258	401,086
Elbit Systems, Ltd.	2,428	324,302
General Dynamics Corp.	18,530	3,769,928
Harris Corp.	7,990	1,131,783
L3 Technologies, Inc.	5,185	1,025,852
Leonardo S.p.A.	41,348	491,629
Lockheed Martin Corp.	16,745	5,375,982
Meggitt plc	79,525	514,926
MTU Aero Engines AG	5,353	957,418
Northrop Grumman Corp.	11,625	3,567,829
Raytheon Co.	19,315	3,628,323
Rockwell Collins, Inc.	10,835	1,469,443
Rolls-Royce Holdings plc (a)	170,378	1,939,058
Safran S.A.	34,339	3,531,059
Singapore Technologies Engineering, Ltd.	160,000	389,366
Textron, Inc.	17,580	994,852
Thales S.A.	10,919	1,175,004
TransDigm Group, Inc.	3,202	879,333
United Technologies Corp.	49,425	6,305,147
Zodiac Aerospace	21,140	632,349

		59,062,361

Air Freight & Logistics—0.3%
Bollore S.A.	89,931	488,525
C.H. Robinson Worldwide, Inc. (b)	9,360	833,882
Deutsche Post AG	99,934	4,747,355
Expeditors International of Washington, Inc.	12,005	776,603
FedEx Corp.	16,410	4,094,951
Royal Mail plc	92,267	563,815
United Parcel Service, Inc. - Class B	45,800	5,457,070
Yamato Holdings Co., Ltd.	36,087	726,495

		17,688,696

Airlines—0.2%
Alaska Air Group, Inc.	8,203	603,003
American Airlines Group, Inc.	28,821	1,499,557
ANA Holdings, Inc.	11,969	499,520
Delta Air Lines, Inc.	44,251	2,478,056
Deutsche Lufthansa AG	24,178	888,788
easyJet plc	16,275	321,706
International Consolidated Airlines Group S.A. - Class DI	63,966	554,594
Japan Airlines Co., Ltd.	12,040	471,124
Ryanair Holdings plc (ADR) (a)	2,174	226,509
Singapore Airlines, Ltd.	55,300	440,480
Southwest Airlines Co.	36,585	2,394,488
United Continental Holdings, Inc. (a)	17,191	1,158,673

		11,536,498

Auto Components—0.5%
Aisin Seiki Co., Ltd.	18,237	1,024,719

Auto Components—(Continued)
Aptiv plc	17,721	1,503,272
BorgWarner, Inc.	13,140	671,323
Bridgestone Corp.	66,953	3,113,716
Cie Generale des Etablissements Michelin	17,645	2,527,546
Continental AG	11,323	3,056,928
Denso Corp.	49,039	2,944,208
Faurecia	7,815	609,426
GKN plc	175,924	755,399
Goodyear Tire & Rubber Co. (The)	16,690	539,254
Koito Manufacturing Co., Ltd.	11,620	817,083
Minth Group, Ltd.	76,200	458,550
NGK Spark Plug Co., Ltd.	16,408	398,999
NOK Corp.	9,875	230,005
Nokian Renkaat Oyj	12,073	546,842
Stanley Electric Co., Ltd.	14,517	589,608
Sumitomo Electric Industries, Ltd.	77,498	1,307,721
Sumitomo Rubber Industries, Ltd.	18,877	350,726
Toyoda Gosei Co., Ltd.	6,645	168,494
Toyota Industries Corp.	16,821	1,081,226
Valeo S.A.	24,667	1,838,232
Yokohama Rubber Co., Ltd. (The)	12,167	298,485

		24,831,762

Automobiles—1.2%
Bayerische Motoren Werke AG	34,079	3,539,873
Daimler AG	99,104	8,415,173
Ferrari NV	12,667	1,328,708
Fiat Chrysler Automobiles NV (a)	110,323	1,967,126
Ford Motor Co.	260,295	3,251,085
General Motors Co.	87,213	3,574,861
Harley-Davidson, Inc. (b)	11,275	573,672
Honda Motor Co., Ltd.	177,124	6,072,787
Isuzu Motors, Ltd.	56,599	946,501
Mazda Motor Corp.	58,405	783,684
Mitsubishi Motors Corp.	68,752	496,830
Nissan Motor Co., Ltd.	238,922	2,382,741
Peugeot S.A.	60,536	1,229,702
Renault S.A.	19,785	1,988,547
Subaru Corp.	63,317	2,004,669
Suzuki Motor Corp.	35,451	2,053,325
Toyota Motor Corp.	268,682	17,205,255
Volkswagen AG	3,341	676,426
Yamaha Motor Co., Ltd.	28,797	942,949

		59,433,914

Banks—5.7%
ABN AMRO Group NV (144A)	43,539	1,401,003
AIB Group plc	83,815	553,110
Aozora Bank, Ltd.	12,255	477,076
Australia & New Zealand Banking Group, Ltd.	302,341	6,753,216
Banco Bilbao Vizcaya Argentaria S.A.	686,308	5,842,137
Banco de Sabadell S.A.	547,778	1,084,117
Banco Espirito Santo S.A. (a) (c) (d) (e)	169,954	0
Banco Santander S.A.	1,662,642	10,902,534
Bank Hapoalim B.M.	109,390	804,072
Bank Leumi Le-Israel B.M.	148,326	893,396

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Bank of America Corp.	653,108	$19,279,748
Bank of East Asia, Ltd. (The)	125,200	541,744
Bank of Ireland Group plc (a)	93,976	799,432
Bank of Kyoto, Ltd. (The)	6,258	325,550
Bank of Queensland, Ltd.	39,900	395,197
Bankia S.A.	102,900	491,148
Bankinter S.A.	69,117	654,210
Barclays plc	1,753,393	4,780,825
BB&T Corp.	53,745	2,672,201
Bendigo & Adelaide Bank, Ltd.	48,686	442,392
BNP Paribas S.A.	115,649	8,624,394
BOC Hong Kong Holdings, Ltd.	380,600	1,925,044
CaixaBank S.A. (b)	369,085	1,716,727
Chiba Bank, Ltd. (The)	71,806	598,021
Citigroup, Inc.	181,371	13,495,816
Citizens Financial Group, Inc.	33,254	1,396,003
Comerica, Inc.	11,655	1,011,771
Commerzbank AG (a)	109,449	1,641,653
Commonwealth Bank of Australia	178,266	11,141,593
Concordia Financial Group, Ltd.	125,638	758,566
Credit Agricole S.A.	117,124	1,934,856
Danske Bank A/S	77,141	2,998,955
DBS Group Holdings, Ltd.	184,600	3,418,011
DNB ASA	100,526	1,858,706
Erste Group Bank AG (a)	31,033	1,338,300
Fifth Third Bancorp	49,035	1,487,722
Fukuoka Financial Group, Inc.	78,867	443,249
Hachijuni Bank, Ltd. (The)	41,291	235,864
Hang Seng Bank, Ltd.	78,600	1,948,825
HSBC Holdings plc	2,068,817	21,335,822
Huntington Bancshares, Inc.	72,455	1,054,945
ING Groep NV	399,913	7,358,719
Intesa Sanpaolo S.p.A.	1,387,546	4,601,846
Intesa Sanpaolo S.p.A. - Risparmio Shares	95,598	304,842
Japan Post Bank Co., Ltd.	41,622	540,447
JPMorgan Chase & Co.	234,200	25,045,348
KBC Groep NV	25,813	2,199,236
KeyCorp	72,320	1,458,694
Kyushu Financial Group, Inc.	35,628	215,339
Lloyds Banking Group plc	7,401,682	6,777,685
M&T Bank Corp.	10,095	1,726,144
Mebuki Financial Group, Inc.	102,744	435,120
Mediobanca S.p.A.	58,828	666,261
Mitsubishi UFJ Financial Group, Inc.	1,227,260	9,004,895
Mizrahi Tefahot Bank, Ltd.	14,242	262,424
Mizuho Financial Group, Inc.	2,482,627	4,509,474
National Australia Bank, Ltd.	276,408	6,358,505
Nordea Bank AB	312,638	3,783,714
Oversea-Chinese Banking Corp., Ltd.	323,700	2,990,654
People’s United Financial, Inc.	22,895	428,136
PNC Financial Services Group, Inc. (The)	31,935	4,607,901
Raiffeisen Bank International AG (a)	15,327	555,004
Regions Financial Corp.	79,515	1,374,019
Resona Holdings, Inc.	226,793	1,355,346
Royal Bank of Scotland Group plc (a)	367,486	1,370,665
Seven Bank, Ltd.	60,420	207,042
Shinsei Bank, Ltd.	16,917	291,340

Banks—(Continued)
Shizuoka Bank, Ltd. (The)	52,910	546,790
Skandinaviska Enskilda Banken AB - Class A	156,251	1,830,462
Societe Generale S.A.	78,979	4,071,971
Standard Chartered plc (a)	338,798	3,565,301
Sumitomo Mitsui Financial Group, Inc.	138,306	5,973,435
Sumitomo Mitsui Trust Holdings, Inc.	34,223	1,359,111
SunTrust Banks, Inc.	31,900	2,060,421
Suruga Bank, Ltd.	17,928	383,449
Svenska Handelsbanken AB - A Shares	157,139	2,145,030
Swedbank AB - A Shares	93,196	2,243,657
U.S. Bancorp	105,735	5,665,281
UniCredit S.p.A. (a)	206,176	3,840,912
United Overseas Bank, Ltd.	137,500	2,712,509
Wells Fargo & Co. (f)	297,310	18,037,798
Westpac Banking Corp.	349,373	8,527,449
Yamaguchi Financial Group, Inc.	20,431	242,861
Zions Bancorp	13,360	679,089

		291,772,277

Beverages—1.3%
Anheuser-Busch InBev S.A.	78,427	8,747,970
Asahi Group Holdings, Ltd.	39,804	1,973,441
Brown-Forman Corp. - Class B	12,954	889,551
Carlsberg A/S - Class B	11,034	1,321,612
Coca-Cola Amatil, Ltd.	56,885	377,296
Coca-Cola Bottlers Japan, Inc.	12,832	468,670
Coca-Cola Co. (The) (f)	255,510	11,722,799
Coca-Cola European Partners plc	22,437	894,114
Coca-Cola HBC AG (a)	18,793	611,283
Constellation Brands, Inc. - Class A	11,475	2,622,841
Davide Campari-Milano S.p.A.	59,780	462,149
Diageo plc	259,267	9,488,742
Dr Pepper Snapple Group, Inc.	12,040	1,168,602
Heineken Holding NV	11,859	1,171,635
Heineken NV	26,679	2,780,869
Kirin Holdings Co., Ltd.	89,347	2,247,960
Molson Coors Brewing Co. - Class B	12,305	1,009,871
Monster Beverage Corp. (a)	27,540	1,743,007
PepsiCo, Inc.	95,125	11,407,390
Pernod-Ricard S.A.	21,856	3,459,601
Remy Cointreau S.A.	2,347	325,174
Suntory Beverage & Food, Ltd.	14,367	638,904
Treasury Wine Estates, Ltd.	75,715	941,756

		66,475,237

Biotechnology—1.1%
AbbVie, Inc.	106,092	10,260,157
Alexion Pharmaceuticals, Inc. (a)	14,900	1,781,891
Amgen, Inc.	48,583	8,448,584
Biogen, Inc. (a)	14,130	4,501,394
Celgene Corp. (a)	52,040	5,430,894
CSL, Ltd.	46,573	5,125,894
Genmab A/S (a)	5,999	994,778
Gilead Sciences, Inc.	86,943	6,228,597
Grifols S.A.	30,767	899,653
Incyte Corp. (a)	11,333	1,073,348

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Regeneron Pharmaceuticals, Inc. (a)	5,141	$1,932,810
Shire plc	93,470	4,848,136
Vertex Pharmaceuticals, Inc. (a)	16,767	2,512,703

		54,038,839

Building Products—0.3%
A.O. Smith Corp.	9,660	591,965
Allegion plc	6,301	501,308
Asahi Glass Co., Ltd.	20,561	889,321
Assa Abloy AB - Class B	103,134	2,140,073
Cie de St-Gobain	51,904	2,856,574
Daikin Industries, Ltd.	25,644	3,036,052
Fortune Brands Home & Security, Inc.	10,227	699,936
Geberit AG	3,821	1,681,287
Johnson Controls International plc	61,984	2,362,210
LIXIL Group Corp.	27,469	742,657
Masco Corp.	21,175	930,430
TOTO, Ltd.	14,633	862,683

		17,294,496

Capital Markets—1.7%
3i Group plc	99,922	1,231,677
Affiliated Managers Group, Inc.	3,705	760,451
Ameriprise Financial, Inc.	10,015	1,697,242
Amundi S.A. (144A)	6,223	526,801
ASX, Ltd.	20,009	855,695
Bank of New York Mellon Corp. (The)	68,685	3,699,374
BlackRock, Inc.	8,310	4,268,930
Cboe Global Markets, Inc.	7,517	936,543
Charles Schwab Corp. (The)	79,245	4,070,816
CME Group, Inc.	22,685	3,313,144
Credit Suisse Group AG (a)	249,930	4,448,829
Daiwa Securities Group, Inc.	165,706	1,039,922
Deutsche Bank AG	212,728	4,036,999
Deutsche Boerse AG	19,907	2,307,506
E*Trade Financial Corp. (a)	18,215	902,917
Franklin Resources, Inc.	21,841	946,370
Goldman Sachs Group, Inc. (The)	23,950	6,101,502
Hargreaves Lansdown plc	26,885	653,985
Hong Kong Exchanges and Clearing, Ltd.	120,400	3,677,510
Intercontinental Exchange, Inc.	39,180	2,764,541
Invesco, Ltd.	27,020	987,311
Investec plc	68,614	493,754
Japan Exchange Group, Inc.	53,802	932,065
Julius Baer Group, Ltd. (a)	23,085	1,411,348
Kingston Financial Group, Ltd.	420,300	402,633
London Stock Exchange Group plc	32,174	1,647,362
Macquarie Group, Ltd.	33,281	2,580,259
Moody’s Corp.	11,025	1,627,400
Morgan Stanley	94,060	4,935,328
Nasdaq, Inc.	7,770	596,969
Natixis S.A.	96,483	763,263
Nomura Holdings, Inc.	373,715	2,206,770
Northern Trust Corp.	14,290	1,427,428
Partners Group Holding AG	1,791	1,227,257
Raymond James Financial, Inc.	8,549	763,426

Capital Markets—(Continued)
S&P Global, Inc.	17,115	2,899,281
SBI Holdings, Inc.	20,720	432,520
Schroders plc	12,861	608,348
Singapore Exchange, Ltd.	82,000	455,213
St. James’s Place plc	54,521	901,213
State Street Corp.	24,890	2,429,513
T. Rowe Price Group, Inc.	15,990	1,677,831
UBS Group AG (a)	376,662	6,920,866

		86,568,112

Chemicals—1.8%
Air Liquide S.A.	43,955	5,528,271
Air Products & Chemicals, Inc.	14,545	2,386,544
Air Water, Inc.	15,424	324,272
Akzo Nobel NV	25,955	2,270,270
Albemarle Corp.	7,388	944,851
Arkema S.A.	7,039	855,377
Asahi Kasei Corp.	129,804	1,672,139
BASF SE	94,537	10,374,978
CF Industries Holdings, Inc. (b)	15,500	659,370
Chr Hansen Holding A/S	10,200	956,615
Clariant AG (a)	23,916	667,814
Covestro AG (144A)	12,506	1,285,896
Croda International plc	13,557	809,523
Daicel Corp.	28,876	328,606
DowDuPont, Inc.	155,224	11,055,053
Eastman Chemical Co.	9,580	887,491
Ecolab, Inc.	17,345	2,327,352
EMS-Chemie Holding AG	845	563,939
Evonik Industries AG	16,765	628,966
FMC Corp.	8,940	846,260
Frutarom Industries, Ltd.	3,977	373,279
Givaudan S.A.	953	2,198,195
Hitachi Chemical Co., Ltd.	10,769	276,697
Incitec Pivot, Ltd.	172,381	524,135
International Flavors & Fragrances, Inc.	5,285	806,544
Israel Chemicals, Ltd.	52,341	212,008
Johnson Matthey plc	19,898	822,704
JSR Corp.	19,815	390,205
K&S AG	19,738	491,597
Kaneka Corp.	28,705	262,248
Kansai Paint Co., Ltd.	21,161	549,474
Koninklijke DSM NV	18,713	1,783,817
Kuraray Co., Ltd.	36,647	691,706
LANXESS AG	9,449	751,311
Linde AG	19,158	4,168,460
LyondellBasell Industries NV - Class A	21,571	2,379,713
Mitsubishi Chemical Holdings Corp.	147,133	1,615,280
Mitsubishi Gas Chemical Co., Inc.	18,675	537,254
Mitsui Chemicals, Inc.	19,015	611,991
Monsanto Co.	29,280	3,419,318
Mosaic Co. (The)	23,280	597,365
Nippon Paint Holdings Co., Ltd.	16,830	530,430
Nissan Chemical Industries, Ltd.	12,523	499,051
Nitto Denko Corp.	17,027	1,513,438
Novozymes A/S - B Shares	23,325	1,332,517

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Orica, Ltd.	38,874	$548,576
PPG Industries, Inc.	17,090	1,996,454
Praxair, Inc.	19,025	2,942,787
Sherwin-Williams Co. (The)	5,460	2,238,818
Shin-Etsu Chemical Co., Ltd.	40,029	4,059,933
Sika AG	222	1,759,748
Solvay S.A.	7,645	1,061,656
Sumitomo Chemical Co., Ltd.	161,502	1,161,467
Symrise AG	12,726	1,091,084
Taiyo Nippon Sanso Corp.	13,268	185,458
Teijin, Ltd.	19,289	429,846
Toray Industries, Inc.	150,920	1,423,516
Tosoh Corp.	30,213	685,179
Umicore S.A.	19,629	927,557
Yara International ASA	18,274	836,434

		94,060,837

Commercial Services & Supplies—0.2%
Babcock International Group plc	25,916	245,649
Brambles, Ltd.	163,290	1,280,084
Cintas Corp.	5,730	892,906
Dai Nippon Printing Co., Ltd.	26,755	596,930
Edenred	23,123	669,885
G4S plc	159,068	571,830
ISS A/S	17,260	665,804
Park24 Co., Ltd.	11,271	269,653
Republic Services, Inc.	15,185	1,026,658
Secom Co., Ltd.	21,657	1,635,593
Securitas AB - B Shares	32,179	560,665
Societe BIC S.A.	2,943	323,616
Sohgo Security Services Co., Ltd.	7,407	402,685
Stericycle, Inc. (a)	5,615	381,764
Toppan Printing Co., Ltd.	53,874	486,816
Waste Management, Inc.	26,935	2,324,491

		12,335,029

Communications Equipment—0.4%
Cisco Systems, Inc. (f)	332,800	12,746,240
F5 Networks, Inc. (a)	4,285	562,278
Juniper Networks, Inc.	25,220	718,770
Motorola Solutions, Inc.	10,800	975,672
Nokia Oyj	600,712	2,805,826
Telefonaktiebolaget LM Ericsson - B Shares	316,096	2,072,095

		19,880,881

Construction & Engineering—0.3%
ACS Actividades de Construccion y Servicios S.A.	24,849	972,242
Boskalis Westminster	9,381	353,596
Bouygues S.A.	22,104	1,148,272
CIMIC Group, Ltd.	10,008	401,327
Eiffage S.A.	7,585	831,090
Ferrovial S.A. (b)	50,576	1,146,309
Fluor Corp.	9,295	480,087
HOCHTIEF AG	1,990	350,731
Jacobs Engineering Group, Inc.	7,950	524,382

Construction & Engineering—(Continued)
JGC Corp.	21,208	409,623
Kajima Corp.	92,217	886,282
Obayashi Corp.	66,610	805,486
Quanta Services, Inc. (a)	9,985	390,513
Shimizu Corp.	56,614	584,192
Skanska AB - B Shares	35,127	726,568
Taisei Corp.	21,290	1,058,968
Vinci S.A.	51,945	5,299,792

		16,369,460

Construction Materials—0.2%
Boral, Ltd.	120,053	727,601
CRH plc	86,088	3,097,039
Fletcher Building, Ltd.	70,737	380,779
HeidelbergCement AG	15,350	1,661,669
Imerys S.A.	3,701	348,647
James Hardie Industries plc	45,247	796,516
LafargeHolcim, Ltd. (a)	46,851	2,639,674
Martin Marietta Materials, Inc.	4,212	931,020
Taiheiyo Cement Corp.	12,504	539,990
Vulcan Materials Co.	8,850	1,136,075

		12,259,010

Consumer Finance—0.3%
Acom Co., Ltd. (a)	40,470	170,647
AEON Financial Service Co., Ltd.	11,647	270,480
American Express Co.	48,780	4,844,342
Capital One Financial Corp.	32,165	3,202,991
Credit Saison Co., Ltd.	16,160	294,121
Discover Financial Services	24,785	1,906,462
Navient Corp.	18,235	242,890
Synchrony Financial	49,687	1,918,415

		12,850,348

Containers & Packaging—0.1%
Amcor, Ltd.	119,037	1,430,295
Avery Dennison Corp.	5,900	677,674
Ball Corp.	23,340	883,419
International Paper Co.	27,435	1,589,584
Packaging Corp. of America	6,299	759,344
Sealed Air Corp. (b)	11,995	591,354
Toyo Seikan Group Holdings, Ltd.	16,900	271,134
WestRock Co.	16,895	1,067,933

		7,270,737

Distributors—0.0%
Genuine Parts Co.	9,715	923,022
Jardine Cycle & Carriage, Ltd.	10,200	310,007
LKQ Corp. (a)	20,532	835,036

		2,068,065

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	7,347	257,974
H&R Block, Inc. (b)	13,855	363,278

		621,252

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—0.8%
AMP, Ltd.	300,390	$1,213,713
Berkshire Hathaway, Inc. - Class B (a) (f)	128,124	25,396,739
Challenger, Ltd.	59,332	648,089
Eurazeo S.A.	4,465	411,842
EXOR NV	11,193	686,059
First Pacific Co., Ltd.	219,700	149,276
Groupe Bruxelles Lambert S.A.	8,346	900,092
Industrivarden AB - C Shares	17,228	424,235
Investor AB - B Shares	46,871	2,131,590
Kinnevik AB - Class B	24,074	811,906
L E Lundbergforetagen AB - B Shares	3,931	293,535
Leucadia National Corp.	21,075	558,277
Mitsubishi UFJ Lease & Finance Co., Ltd.	45,420	270,578
ORIX Corp.	136,283	2,304,313
Pargesa Holding S.A.	4,020	348,272
Standard Life Aberdeen plc	275,687	1,624,157
Wendel S.A.	2,941	509,503

		38,682,176

Diversified Telecommunication Services—1.3%
AT&T, Inc. (f)	408,680	15,889,468
Bezeq The Israeli Telecommunication Corp., Ltd.	210,607	318,368
BT Group plc	867,679	3,176,953
CenturyLink, Inc.	64,613	1,077,745
Deutsche Telekom AG	343,059	6,084,022
Elisa Oyj	14,611	572,797
HKT Trust & HKT, Ltd.	386,300	492,623
Iliad S.A.	2,729	653,963
Koninklijke KPN NV	350,983	1,224,484
Nippon Telegraph & Telephone Corp.	71,207	3,350,686
Orange S.A.	205,345	3,563,324
PCCW, Ltd.	429,700	249,525
Proximus SADP	15,653	513,771
Singapore Telecommunications, Ltd.	761,400	2,037,916
Singapore Telecommunications, Ltd.	78,800	210,328
Spark New Zealand, Ltd.	187,873	483,196
Swisscom AG	2,672	1,420,313
TDC A/S	83,245	511,519
Telecom Italia S.p.A. (a)	1,170,057	1,010,067
Telecom Italia S.p.A. - Risparmio Shares	617,964	441,391
Telefonica Deutschland Holding AG	75,629	379,793
Telefonica S.A.	466,675	4,543,841
Telenor ASA	77,211	1,653,912
Telia Co. AB	266,834	1,187,719
Telstra Corp., Ltd.	427,430	1,209,965
TPG Telecom, Ltd.	37,920	194,307
Verizon Communications, Inc. (f)	271,520	14,371,554

		66,823,550

Electric Utilities—1.0%
Alliant Energy Corp.	15,344	653,808
American Electric Power Co., Inc.	32,750	2,409,417
AusNet Services	182,311	257,079
Chubu Electric Power Co., Inc.	66,059	820,426
Chugoku Electric Power Co., Inc. (The)	28,245	303,198
CK Infrastructure Holdings, Ltd.	67,900	582,895

Electric Utilities—(Continued)
CLP Holdings, Ltd.	168,882	1,728,225
Duke Energy Corp.	46,615	3,920,788
Edison International	21,645	1,368,830
EDP - Energias de Portugal S.A.	243,702	843,550
Electricite de France S.A.	59,437	741,465
Endesa S.A.	32,771	701,049
Enel S.p.A.	837,144	5,145,591
Entergy Corp.	11,925	970,576
Eversource Energy	21,065	1,330,887
Exelon Corp.	63,824	2,515,304
FirstEnergy Corp.	29,525	904,055
Fortum Oyj	45,815	906,926
HK Electric Investments & HK Electric Investments, Ltd. (144A)	271,700	248,636
Iberdrola S.A.	585,221	4,528,819
Kansai Electric Power Co., Inc. (The)	72,236	884,060
Kyushu Electric Power Co., Inc.	43,734	458,112
Mercury NZ, Ltd.	68,803	163,976
NextEra Energy, Inc.	31,145	4,864,538
Orsted A/S (144A)	19,471	1,060,794
PG&E Corp.	34,045	1,526,237
Pinnacle West Capital Corp.	7,450	634,591
Power Assets Holdings, Ltd.	142,500	1,202,595
PPL Corp.	45,415	1,405,594
Red Electrica Corp. S.A.	44,648	1,001,148
Southern Co. (The)	66,495	3,197,745
SSE plc	102,646	1,828,608
Terna Rete Elettrica Nazionale S.p.A.	144,304	837,957
Tohoku Electric Power Co., Inc.	46,390	593,390
Tokyo Electric Power Co. Holdings, Inc. (a)	148,275	587,049
Xcel Energy, Inc.	33,710	1,621,788

		52,749,706

Electrical Equipment—0.6%
ABB, Ltd.	189,688	5,072,714
Acuity Brands, Inc.	2,797	492,272
AMETEK, Inc.	15,367	1,113,647
Eaton Corp. plc	29,538	2,333,797
Emerson Electric Co.	42,595	2,968,446
Fuji Electric Co., Ltd.	56,922	428,175
Legrand S.A.	27,440	2,109,642
Mabuchi Motor Co., Ltd.	4,983	268,997
Mitsubishi Electric Corp.	198,905	3,304,959
Nidec Corp.	24,550	3,446,171
OSRAM Licht AG	10,237	916,553
Prysmian S.p.A.	21,265	693,634
Rockwell Automation, Inc.	8,545	1,677,811
Schneider Electric SE (a)	58,342	4,948,052
Siemens Gamesa Renewable Energy S.A. (b)	24,441	334,679
Vestas Wind Systems A/S	22,228	1,523,648

		31,633,197

Electronic Equipment, Instruments & Components—0.6%
Alps Electric Co., Ltd.	20,506	583,560
Amphenol Corp. - Class A	20,270	1,779,706
Corning, Inc.	60,040	1,920,680
FLIR Systems, Inc.	9,105	424,475

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Hamamatsu Photonics KK	14,656	$490,977
Hexagon AB - B Shares	26,665	1,333,580
Hirose Electric Co., Ltd.	3,296	481,913
Hitachi High-Technologies Corp.	7,136	300,951
Hitachi, Ltd.	497,496	3,870,068
Ingenico Group S.A.	6,098	650,703
Keyence Corp.	10,014	5,591,474
Kyocera Corp.	33,035	2,158,539
Murata Manufacturing Co., Ltd.	19,709	2,634,196
Nippon Electric Glass Co., Ltd.	8,678	331,288
Omron Corp.	19,862	1,183,020
Shimadzu Corp.	25,858	587,136
TDK Corp.	13,367	1,066,965
TE Connectivity, Ltd.	23,500	2,233,440
Yaskawa Electric Corp.	26,149	1,142,605
Yokogawa Electric Corp.	23,433	447,962

		29,213,238

Energy Equipment & Services—0.3%
Baker Hughes a GE Co.	28,425	899,367
Halliburton Co.	57,750	2,822,243
Helmerich & Payne, Inc. (b)	7,205	465,731
John Wood Group plc	69,345	606,106
National Oilwell Varco, Inc. (b)	25,205	907,884
Schlumberger, Ltd.	92,437	6,229,329
TechnipFMC plc	29,136	912,248
Tenaris S.A.	48,442	764,670

		13,607,578

Equity Real Estate Investment Trusts—3.8%
Acadia Realty Trust	8,905	243,641
Activia Properties, Inc.	65	271,994
Advance Residence Investment Corp.	137	336,866
Aedifica S.A.	1,977	186,715
AEON REIT Investment Corp.	147	154,526
Agree Realty Corp.	3,000	154,320
Alexander’s, Inc.	228	90,254
Alexandria Real Estate Equities, Inc.	16,362	2,136,714
Allied Properties Real Estate Investment Trust	9,220	308,654
Alstria Office REIT-AG	14,400	222,390
American Assets Trust, Inc.	4,350	166,344
American Campus Communities, Inc.	14,527	596,043
American Homes 4 Rent - Class A	26,003	567,906
American Tower Corp.	28,545	4,072,515
ANF Immobilier	700	18,326
Apartment Investment & Management Co. - Class A	27,365	1,196,124
Apple Hospitality REIT, Inc.	22,750	446,127
Artis Real Estate Investment Trust	16,400	183,962
Ascendas Real Estate Investment Trust	513,200	1,043,399
Ashford Hospitality Trust, Inc.	8,250	55,523
Assura plc	195,050	168,285
AvalonBay Communities, Inc.	24,184	4,314,667
Axiare Patrimonio SOCIMI S.A.	6,800	150,153
Befimmo S.A.	2,100	134,915
Beni Stabili S.p.A. SIIQ	110,857	102,468
Big Yellow Group plc	15,800	185,552

Equity Real Estate Investment Trusts—(Continued)
Boardwalk Real Estate Investment Trust	4,150	142,262
Boston Properties, Inc.	26,975	3,507,559
Brandywine Realty Trust	18,726	340,626
British Land Co. plc (The)	211,889	1,976,903
Brixmor Property Group, Inc.	33,114	617,907
BWP Trust	52,948	127,495
Camden Property Trust	9,850	906,791
Canadian Apartment Properties REIT	14,650	434,955
Canadian Real Estate Investment Trust	7,950	292,828
Capital & Regional plc	57,950	45,743
CapitaLand Commercial Trust, Ltd.	477,900	689,368
CapitaLand Mall Trust	503,300	801,108
CareTrust REIT, Inc.	8,100	135,756
CBL & Associates Properties, Inc. (b)	18,150	102,729
CDL Hospitality Trusts	84,300	106,493
Cedar Realty Trust, Inc.	8,900	54,112
Champion REIT	211,650	155,174
Charter Hall Retail REIT	36,700	119,010
Chatham Lodging Trust	4,150	94,454
Chesapeake Lodging Trust	6,357	172,211
Cofinimmo S.A.	2,245	295,579
Columbia Property Trust, Inc.	13,250	304,087
Cominar Real Estate Investment Trust	19,931	228,326
Corporate Office Properties Trust	10,800	315,360
Cousins Properties, Inc.	45,080	416,990
Crombie Real Estate Investment Trust	9,500	104,296
Cromwell Property Group	161,050	126,821
Crown Castle International Corp.	27,010	2,998,380
CubeSmart	19,521	564,547
Custodian REIT plc	35,350	55,870
Daiwa House REIT Investment Co.	314	745,904
Daiwa Office Investment Corp.	30	158,158
DCT Industrial Trust, Inc.	10,002	587,918
DDR Corp.	33,500	300,160
Derwent London plc	10,900	458,730
Dexus	215,666	1,637,838
DiamondRock Hospitality Co.	21,550	243,300
Digital Realty Trust, Inc.	35,775	4,074,772
Douglas Emmett, Inc.	17,366	713,048
Dream Global Real Estate Investment Trust	14,600	141,935
Dream Office Real Estate Investment Trust	8,400	148,086
Duke Realty Corp.	62,207	1,692,652
Easterly Government Properties, Inc.	4,575	97,631
EastGroup Properties, Inc.	3,633	321,085
Education Realty Trust, Inc.	7,916	276,427
Empire State Realty Trust, Inc. - Class A	13,779	282,883
Empiric Student Property plc	63,750	79,811
EPR Properties	6,797	444,932
Equinix, Inc.	5,217	2,364,449
Equity Commonwealth (a)	13,059	398,430
Equity Lifestyle Properties, Inc.	8,819	785,067
Equity Residential	63,080	4,022,612
Essex Property Trust, Inc.	11,550	2,787,823
Eurocommercial Properties NV	5,100	222,161
Extra Space Storage, Inc.	21,553	1,884,810
Federal Realty Investment Trust	12,584	1,671,281
First Industrial Realty Trust, Inc.	12,800	402,816

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Fonciere Des Regions	7,715	$874,143
Forest City Realty Trust, Inc. - Class A	26,300	633,830
Fortune Real Estate Investment Trust	143,400	177,323
Four Corners Property Trust, Inc.	6,650	170,905
Franklin Street Properties Corp.	11,250	120,825
Frontier Real Estate Investment Corp.	48	186,592
Fukuoka REIT Corp.	68	101,516
Gaming and Leisure Properties, Inc.	21,796	806,452
GCP Student Living plc	41,900	81,444
Gecina S.A.	9,712	1,791,880
Getty Realty Corp.	3,315	90,035
GGP, Inc.	108,361	2,534,564
Global Net Lease, Inc.	7,200	148,176
GLP J-Reit	264	285,256
Goodman Group	376,503	2,468,026
Government Properties Income Trust	10,185	188,830
GPT Group (The)	380,804	1,515,954
Gramercy Property Trust	16,306	434,718
Granite Real Estate Investment Trust	5,100	199,821
Great Portland Estates plc	35,492	329,720
Green REIT plc	74,450	138,895
H&R Real Estate Investment Trust	31,144	529,225
Hamborner REIT AG	8,250	97,730
Hammerson plc	167,604	1,237,127
Hansteen Holdings plc	43,632	84,222
HCP, Inc.	82,075	2,140,516
Healthcare Realty Trust, Inc.	13,210	424,305
Healthcare Trust of America, Inc. - Class A	21,525	646,611
Hersha Hospitality Trust	4,162	72,419
Hibernia REIT plc	75,400	138,386
Highwoods Properties, Inc.	11,050	562,555
Hispania Activos Inmobiliarios SOCIMI S.A.	9,600	180,623
Hospitality Properties Trust	17,600	525,360
Host Hotels & Resorts, Inc.	128,385	2,548,442
Hudson Pacific Properties, Inc.	16,813	575,845
Hulic Reit, Inc.	100	145,549
Icade	7,311	718,578
Immobiliare Grande Distribuzione SIIQ S.p.A.	39,096	45,216
Industrial & Infrastructure Fund Investment Corp.	40	171,768
Inmobiliaria Colonial Socimi S.A.	27,250	270,233
Intervest Offices & Warehouses NV	1,700	45,869
Intu Properties plc	96,388	329,084
Investa Office Fund	60,862	215,906
Investors Real Estate Trust	12,958	73,601
Invincible Investment Corp.	336	142,815
Invitation Homes, Inc.	31,721	747,664
Irish Residential Properties REIT plc	38,100	68,863
Iron Mountain, Inc.	17,549	662,124
Japan Excellent, Inc.	130	151,264
Japan Hotel REIT Investment Corp.	436	292,545
Japan Logistics Fund, Inc.	91	167,793
Japan Prime Realty Investment Corp.	179	568,746
Japan Real Estate Investment Corp.	263	1,248,720
Japan Rental Housing Investments, Inc.	162	118,162
Japan Retail Fund Investment Corp.	566	1,037,541
JBG SMITH Properties	9,325	323,857
Kenedix Office Investment Corp.	39	221,375

Equity Real Estate Investment Trusts—(Continued)
Kenedix Retail REIT Corp.	55	113,730
Keppel REIT	209,750	197,922
Killam Apartment Real Estate Investment Trust	7,950	89,936
Kilroy Realty Corp.	10,484	782,631
Kimco Realty Corp.	73,038	1,325,640
Kite Realty Group Trust	8,912	174,675
Kiwi Property Group, Ltd.	154,313	153,536
Klepierre	45,041	1,980,676
Land Securities Group plc	153,592	2,083,037
Lar Espana Real Estate Socimi S.A.	9,700	103,308
LaSalle Hotel Properties	12,250	343,857
Lexington Realty Trust	25,350	244,628
Liberty Property Trust	15,950	686,009
Life Storage, Inc.	4,981	443,658
Link REIT	467,450	4,331,659
LondonMetric Property plc	69,450	174,299
LTC Properties, Inc.	4,250	185,088
Macerich Co. (The) (b)	22,077	1,450,017
Mack-Cali Realty Corp.	9,757	210,361
Mapletree Commercial Trust	206,744	250,432
Mapletree Industrial Trust	136,600	207,452
Mapletree Logistics Trust	176,110	173,799
Medical Properties Trust, Inc.	39,245	540,796
Mercialys S.A.	4,450	98,461
Merlin Properties Socimi S.A.	36,484	493,938
Mid-America Apartment Communities, Inc.	19,870	1,998,127
Mirvac Group	782,964	1,431,450
Monmouth Real Estate Investment Corp.	7,450	132,610
Mori Hills REIT Investment Corp.	156	188,552
Mori Trust Sogo REIT, Inc.	108	150,230
National Health Investors, Inc.	4,300	324,134
National Retail Properties, Inc.	16,133	695,816
National Storage Affiliates Trust	4,750	129,485
New Senior Investment Group, Inc.	8,850	66,906
NewRiver REIT plc (London Exchange)	32,400	145,718
Nippon Accommodations Fund, Inc.	49	201,948
Nippon Building Fund, Inc.	277	1,355,210
Nippon Prologis REIT, Inc.	384	811,814
Nomura Real Estate Master Fund, Inc.	822	1,020,591
Northview Apartment Real Estate Investment Trust	5,450	108,350
NSI NV	1,849	77,106
Omega Healthcare Investors, Inc. (b)	21,070	580,268
Orix JREIT, Inc.	278	385,182
Paramount Group, Inc.	21,474	340,363
Park Hotels & Resorts, Inc.	15,550	447,062
Pebblebrook Hotel Trust (b)	7,400	275,058
Pennsylvania Real Estate Investment Trust (b)	7,350	87,392
Physicians Realty Trust	19,369	348,448
Piedmont Office Realty Trust, Inc. - Class A	15,700	307,877
Premier Investment Corp.	137	129,615
Primary Health Properties plc	61,976	97,741
ProLogis, Inc.	92,620	5,974,916
PS Business Parks, Inc.	2,150	268,943
Public Storage	26,046	5,443,614
Pure Industrial Real Estate Trust	29,350	158,074
QTS Realty Trust, Inc. - Class A	5,150	278,924
Quality Care Properties, Inc. (a)	10,190	140,724

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Ramco-Gershenson Properties Trust	8,428	$124,144
RDI REIT plc	131,400	65,145
Realty Income Corp. (b)	48,963	2,791,870
Regency Centers Corp.	26,028	1,800,617
Regional REIT, Ltd. (144A)	26,800	37,275
Retail Estates NV	600	53,102
Retail Opportunity Investments Corp.	11,635	232,118
Retail Properties of America, Inc. - Class A	25,050	336,672
Rexford Industrial Realty, Inc.	7,600	221,616
RioCan Real Estate Investment Trust	35,288	683,863
RLJ Lodging Trust	18,295	401,941
Ryman Hospitality Properties, Inc.	4,786	330,330
Sabra Health Care REIT, Inc.	17,105	321,061
Safestore Holdings plc	22,100	149,013
Saul Centers, Inc.	1,207	74,532
SBA Communications Corp. (a)	8,072	1,318,642
Scentre Group	1,104,312	3,603,830
Segro plc	210,743	1,669,152
Sekisui House Reit, Inc.	96	111,989
Sekisui House SI Residential Investment Corp.	115	114,895
Select Income REIT	6,805	171,010
Senior Housing Properties Trust	25,500	488,325
Seritage Growth Properties - Class A (b)	2,700	109,242
Shaftesbury plc	24,400	343,970
Shopping Centres Australasia Property Group	80,850	146,736
Simon Property Group, Inc.	54,525	9,364,123
SL Green Realty Corp.	17,040	1,719,847
Smart Real Estate Investment Trust	12,600	309,838
Spirit Realty Capital, Inc.	52,462	450,124
STAG Industrial, Inc.	9,985	272,890
Stockland	511,188	1,788,017
STORE Capital Corp.	18,462	480,750
Summit Hotel Properties, Inc.	11,150	169,815
Sun Communities, Inc.	8,246	765,064
Sunstone Hotel Investors, Inc.	24,306	401,778
Suntec Real Estate Investment Trust	531,150	852,624
Tanger Factory Outlet Centers, Inc. (b)	9,950	263,775
Target Healthcare REIT, Ltd.	25,850	39,172
Taubman Centers, Inc. (b)	6,400	418,752
Terreno Realty Corp.	5,500	192,830
Tier REIT, Inc.	5,100	103,989
Tokyu REIT, Inc.	95	118,041
Tritax Big Box REIT plc	148,250	297,993
UDR, Inc.	46,540	1,792,721
Unibail-Rodamco SE (Paris Exchange)	21,105	5,316,909
UNITE Group plc (The)	25,850	280,807
United Urban Investment Corp.	634	911,664
Universal Health Realty Income Trust	1,350	101,399
Urban Edge Properties	10,500	267,645
Urstadt Biddle Properties, Inc. - Class A	3,150	68,481
Vastned Retail NV	1,957	96,936
Ventas, Inc.	62,190	3,732,022
VEREIT, Inc.	106,000	825,740
Vicinity Centres	701,714	1,490,912
Vornado Realty Trust	30,180	2,359,472
Warehouses De Pauw SCA	1,817	203,570
Washington Prime Group, Inc.	20,100	143,112

Equity Real Estate Investment Trusts—(Continued)
Washington Real Estate Investment Trust	8,294	258,109
Weingarten Realty Investors	13,008	427,573
Welltower, Inc.	64,345	4,103,281
Wereldhave Belgium NV	250	28,566
Wereldhave NV	4,350	208,577
Westfield Corp.	411,382	3,048,457
Weyerhaeuser Co.	50,092	1,766,244
Workspace Group plc	13,100	177,160
WP Carey, Inc.	11,451	788,974
Xenia Hotels & Resorts, Inc.	11,600	250,444
Xior Student Housing NV	650	30,385

		194,827,851

Food & Staples Retailing—1.0%
Aeon Co., Ltd.	62,644	1,057,939
Carrefour S.A.	59,802	1,294,193
Casino Guichard Perrachon S.A. (b)	5,724	346,663
Colruyt S.A.	6,239	324,538
Costco Wholesale Corp.	29,195	5,433,773
CVS Health Corp.	67,615	4,902,088
FamilyMart UNY Holdings Co., Ltd.	8,504	595,544
ICA Gruppen AB	8,311	301,574
J Sainsbury plc	168,146	547,408
Jeronimo Martins SGPS S.A.	25,977	504,479
Koninklijke Ahold Delhaize NV	131,880	2,894,476
Kroger Co. (The)	59,660	1,637,667
Lawson, Inc.	5,173	343,581
METRO AG (a)	18,573	370,966
Seven & i Holdings Co., Ltd.	77,554	3,221,176
Sundrug Co., Ltd.	7,600	353,506
Sysco Corp.	32,245	1,958,239
Tesco plc	842,626	2,379,512
Tsuruha Holdings, Inc.	3,799	515,104
Wal-Mart Stores, Inc. (f)	97,374	9,615,683
Walgreens Boots Alliance, Inc.	57,795	4,197,073
Wesfarmers, Ltd.	116,704	4,041,644
WM Morrison Supermarkets plc (b)	230,178	683,130
Woolworths Group, Ltd.	133,231	2,835,814

		50,355,770

Food Products—1.3%
Ajinomoto Co., Inc.	56,036	1,055,972
Archer-Daniels-Midland Co.	37,355	1,497,188
Associated British Foods plc	36,746	1,396,953
Barry Callebaut AG (a)	228	475,004
Calbee, Inc.	8,277	269,281
Campbell Soup Co. (b)	12,890	620,138
Chocoladefabriken Lindt & Spruengli AG	11	795,372
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	108	659,406
Conagra Brands, Inc.	27,640	1,041,199
Danone S.A.	62,131	5,208,911
General Mills, Inc.	38,360	2,274,364
Golden Agri-Resources, Ltd.	715,600	197,829
Hershey Co. (The)	9,365	1,063,021
Hormel Foods Corp.	17,910	651,745
J.M. Smucker Co. (The)	7,585	942,360

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Kellogg Co.	16,455	$1,118,611
Kerry Group plc - Class A	16,349	1,833,504
Kikkoman Corp.	15,129	611,690
Kraft Heinz Co. (The)	39,723	3,088,860
Marine Harvest ASA (a)	42,975	727,495
McCormick & Co., Inc. (b)	7,870	802,032
MEIJI Holdings Co., Ltd.	12,599	1,070,667
Mondelez International, Inc. - Class A	100,260	4,291,128
Nestle S.A.	320,327	27,526,381
NH Foods, Ltd.	18,698	454,374
Nisshin Seifun Group, Inc.	20,262	408,443
Nissin Foods Holdings Co., Ltd.	6,045	440,749
Orkla ASA	83,582	886,047
Toyo Suisan Kaisha, Ltd.	9,147	390,071
Tyson Foods, Inc. - Class A	19,250	1,560,597
WH Group, Ltd. (144A)	905,200	1,020,338
Wilmar International, Ltd.	164,039	378,190
Yakult Honsha Co., Ltd.	9,053	682,547
Yamazaki Baking Co., Ltd.	13,673	266,108

		65,706,575

Gas Utilities—0.1%
APA Group	114,237	741,382
Gas Natural SDG S.A.	36,126	833,545
Hong Kong & China Gas Co., Ltd.	863,048	1,691,736
Osaka Gas Co., Ltd.	38,705	744,916
Toho Gas Co., Ltd.	7,609	208,529
Tokyo Gas Co., Ltd.	40,076	915,198

		5,135,306

Health Care Equipment & Supplies—1.2%
Abbott Laboratories	115,570	6,595,580
Align Technology, Inc. (a)	4,799	1,066,290
Baxter International, Inc.	33,300	2,152,512
Becton Dickinson & Co.	17,657	3,779,682
BioMerieux	4,264	382,056
Boston Scientific Corp. (a)	91,280	2,262,831
Cochlear, Ltd.	5,919	790,199
Coloplast A/S - Class B	12,254	971,693
ConvaTec Group plc (144A)	139,041	384,257
Cooper Cos., Inc. (The)	3,276	713,775
CYBERDYNE, Inc. (a) (b)	9,856	169,823
Danaher Corp.	40,660	3,774,061
DENTSPLY SIRONA, Inc.	15,207	1,001,077
Edwards Lifesciences Corp. (a)	14,060	1,584,703
Essilor International S.A.	21,359	2,945,304
Fisher & Paykel Healthcare Corp., Ltd.	58,729	595,552
Getinge AB - B Shares	23,593	340,889
Hologic, Inc. (a)	18,663	797,843
Hoya Corp.	40,101	2,003,763
IDEXX Laboratories, Inc. (a)	5,791	905,597
Intuitive Surgical, Inc. (a)	7,460	2,722,452
Koninklijke Philips NV	96,846	3,663,820
Medtronic plc	90,179	7,281,954
Olympus Corp.	30,043	1,150,288
ResMed, Inc.	9,483	803,115

Health Care Equipment & Supplies—(Continued)
Smith & Nephew plc	89,963	1,556,665
Sonova Holding AG (b)	5,399	842,952
Straumann Holding AG	1,063	750,304
Stryker Corp.	21,470	3,324,415
Sysmex Corp.	16,141	1,270,987
Terumo Corp.	33,295	1,573,216
Varian Medical Systems, Inc. (a)	6,125	680,794
William Demant Holding A/S (a)	12,020	334,610
Zimmer Biomet Holdings, Inc.	13,435	1,621,201

		60,794,260

Health Care Providers & Services—1.0%
Aetna, Inc.	22,144	3,994,556
Alfresa Holdings Corp.	19,357	454,320
AmerisourceBergen Corp.	10,785	990,279
Anthem, Inc.	17,480	3,933,175
Cardinal Health, Inc.	21,030	1,288,508
Centene Corp. (a)	11,509	1,161,028
Chartwell Retirement Residences	20,850	269,706
Cigna Corp.	16,825	3,416,989
DaVita, Inc. (a)	10,130	731,893
Envision Healthcare Corp. (a)	8,019	277,137
Express Scripts Holding Co. (a)	38,414	2,867,221
Fresenius Medical Care AG & Co. KGaA	22,184	2,336,490
Fresenius SE & Co. KGaA	42,830	3,334,752
HCA Healthcare, Inc. (a)	19,169	1,683,805
Healthscope, Ltd.	176,411	288,676
Henry Schein, Inc. (a)	10,506	734,159
Humana, Inc.	9,600	2,381,472
Laboratory Corp. of America Holdings (a)	6,825	1,088,656
McKesson Corp.	14,055	2,191,877
Mediclinic International plc	37,790	329,932
Medipal Holdings Corp.	17,655	345,749
Patterson Cos., Inc. (b)	5,480	197,992
Quest Diagnostics, Inc. (b)	9,105	896,751
Ramsay Health Care, Ltd.	14,635	799,386
Ryman Healthcare, Ltd.	41,007	307,559
Sonic Healthcare, Ltd.	41,076	731,386
Suzuken Co., Ltd.	7,426	305,559
UnitedHealth Group, Inc.	64,400	14,197,624
Universal Health Services, Inc. - Class B	5,900	668,765

		52,205,402

Health Care Technology—0.0%
Cerner Corp. (a)	20,960	1,412,495
M3, Inc.	21,751	761,469

		2,173,964

Hotels, Restaurants & Leisure—1.0%
Accor S.A.	19,321	995,915
Aristocrat Leisure, Ltd.	55,983	1,031,635
Carnival Corp.	27,120	1,799,954
Carnival plc	19,327	1,270,766
Chipotle Mexican Grill, Inc. (a) (b)	1,715	495,686
Compass Group plc	162,772	3,519,612

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Crown Resorts, Ltd.	38,995	$395,890
Darden Restaurants, Inc.	8,275	794,566
Domino’s Pizza Enterprises, Ltd.	6,429	234,188
Flight Centre Travel Group, Ltd.	5,780	199,334
Galaxy Entertainment Group, Ltd.	241,971	1,934,906
Genting Singapore plc	619,900	605,751
Hilton Worldwide Holdings, Inc.	13,608	1,086,735
InterContinental Hotels Group plc	18,617	1,184,160
Marriott International, Inc. - Class A	20,807	2,824,134
McDonald’s Corp.	53,940	9,284,153
McDonald’s Holdings Co. Japan, Ltd. (b)	6,917	304,225
Melco Resorts & Entertainment, Ltd. (ADR)	25,298	734,654
Merlin Entertainments plc (144A)	72,897	356,350
MGM China Holdings, Ltd.	97,300	294,319
MGM Resorts International	34,404	1,148,750
Norwegian Cruise Line Holdings, Ltd. (a)	11,827	629,788
Oriental Land Co., Ltd.	22,508	2,051,960
Paddy Power Betfair plc	8,254	979,210
Pandox AB	7,286	140,746
Royal Caribbean Cruises, Ltd.	11,414	1,361,462
Sands China, Ltd.	248,635	1,279,693
Shangri-La Asia, Ltd.	126,900	286,865
SJM Holdings, Ltd.	199,356	178,088
Sodexo S.A.	9,315	1,250,687
Starbucks Corp.	96,060	5,516,726
Tabcorp Holdings, Ltd.	193,319	840,859
TUI AG	45,429	940,627
Whitbread plc	18,917	1,021,628
Wyndham Worldwide Corp.	6,865	795,448
Wynn Macau, Ltd.	158,878	500,564
Wynn Resorts, Ltd.	5,350	901,957
Yum! Brands, Inc.	22,940	1,872,133

		51,044,124

Household Durables—0.5%
Barratt Developments plc	103,866	907,690
Berkeley Group Holdings plc	13,336	755,166
Casio Computer Co., Ltd.	19,916	286,595
D.R. Horton, Inc.	22,650	1,156,735
Electrolux AB - Series B	24,815	798,095
Garmin, Ltd.	7,370	439,031
Husqvarna AB - B Shares	42,715	406,153
Iida Group Holdings Co., Ltd.	15,250	287,344
Leggett & Platt, Inc.	8,780	419,069
Lennar Corp. - Class A	13,495	853,424
Mohawk Industries, Inc. (a)	4,260	1,175,334
Newell Brands, Inc.	32,595	1,007,185
Nikon Corp.	34,988	703,971
Panasonic Corp.	227,238	3,327,784
Persimmon plc	31,833	1,175,550
PulteGroup, Inc.	18,380	611,135
Rinnai Corp.	3,454	312,722
SEB S.A.	2,323	430,403
Sekisui Chemical Co., Ltd.	41,300	828,150
Sekisui House, Ltd.	60,555	1,092,725
Sharp Corp. (a)	15,474	528,349

Household Durables—(Continued)
Sony Corp.	130,141	5,845,805
Taylor Wimpey plc	335,577	934,814
Techtronic Industries Co., Ltd.	140,900	918,362
Whirlpool Corp.	4,830	814,531

		26,016,122

Household Products—0.7%
Church & Dwight Co., Inc.	16,602	832,922
Clorox Co. (The)	8,615	1,281,395
Colgate-Palmolive Co.	58,550	4,417,598
Essity AB - Class B (a)	62,360	1,765,971
Henkel AG & Co. KGaA	10,719	1,286,817
Kimberly-Clark Corp.	23,535	2,839,733
Lion Corp.	22,983	433,878
Procter & Gamble Co. (The) (f)	169,706	15,592,587
Reckitt Benckiser Group plc	68,788	6,425,424
Unicharm Corp.	41,624	1,082,013

		35,958,338

Independent Power and Renewable Electricity Producers—0.0%
AES Corp.	43,885	475,275
Electric Power Development Co., Ltd.	15,051	405,585
Meridian Energy, Ltd.	131,378	271,990
NRG Energy, Inc.	20,005	569,742
Uniper SE	20,717	646,223

		2,368,815

Industrial Conglomerates—1.0%
3M Co.	39,745	9,354,781
CK Hutchison Holdings, Ltd.	277,946	3,489,607
DCC plc	9,188	925,802
General Electric Co. (f)	576,272	10,055,946
Honeywell International, Inc.	50,760	7,784,554
Jardine Matheson Holdings, Ltd.	22,400	1,360,012
Jardine Strategic Holdings, Ltd.	22,800	902,490
Keihan Holdings Co., Ltd.	9,862	289,981
Keppel Corp., Ltd.	149,000	816,070
NWS Holdings, Ltd.	158,100	284,851
Roper Technologies, Inc.	6,790	1,758,610
Seibu Holdings, Inc.	22,889	432,401
Sembcorp Industries, Ltd.	99,600	225,208
Siemens AG	78,740	10,925,098
Smiths Group plc	40,829	816,791
Toshiba Corp. (a)	692,225	1,945,834

		51,368,036

Insurance—2.4%
Admiral Group plc	20,608	555,736
Aegon NV	181,061	1,153,950
Aflac, Inc.	26,285	2,307,297
Ageas	19,439	948,935
AIA Group, Ltd.	1,242,673	10,597,911
Allianz SE	46,269	10,596,230
Allstate Corp. (The)	24,065	2,519,846
American International Group, Inc.	60,071	3,579,030

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Aon plc	16,980	$2,275,320
Arthur J. Gallagher & Co.	11,942	755,690
Assicurazioni Generali S.p.A.	128,594	2,341,238
Assurant, Inc.	3,605	363,528
Aviva plc	414,953	2,835,803
AXA S.A.	199,618	5,916,367
Baloise Holding AG	5,023	781,747
Brighthouse Financial, Inc. (a) (g)	6,279	368,201
Chubb, Ltd.	30,967	4,525,208
Cincinnati Financial Corp.	9,910	742,953
CNP Assurances	17,625	406,688
Dai-ichi Life Holdings, Inc.	110,968	2,289,586
Direct Line Insurance Group plc	140,963	726,447
Everest Re Group, Ltd.	2,728	603,597
Gjensidige Forsikring ASA	20,548	387,527
Hannover Rueck SE	6,207	778,833
Hartford Financial Services Group, Inc. (The)	24,240	1,364,227
Insurance Australia Group, Ltd.	243,273	1,371,718
Japan Post Holdings Co., Ltd.	162,110	1,858,080
Legal & General Group plc	612,854	2,255,917
Lincoln National Corp.	14,740	1,133,064
Loews Corp.	18,340	917,550
Mapfre S.A.	109,662	351,575
Marsh & McLennan Cos., Inc.	34,050	2,771,330
Medibank Private, Ltd.	282,028	723,256
MetLife, Inc. (g)	70,675	3,573,328
MS&AD Insurance Group Holdings, Inc.	48,837	1,653,622
Muenchener Rueckversicherungs-Gesellschaft AG	15,991	3,466,688
NN Group NV	31,348	1,355,458
Old Mutual plc	506,600	1,584,349
Poste Italiane S.p.A. (144A)	53,195	400,480
Principal Financial Group, Inc.	17,875	1,261,260
Progressive Corp. (The)	38,705	2,179,866
Prudential Financial, Inc.	28,430	3,268,881
Prudential plc	266,157	6,842,941
QBE Insurance Group, Ltd.	140,899	1,172,562
RSA Insurance Group plc	104,860	893,536
Sampo Oyj - A Shares	46,013	2,527,743
SCOR SE	17,835	717,592
Sompo Holdings, Inc.	36,416	1,403,978
Sony Financial Holdings, Inc.	17,970	318,435
Suncorp Group, Ltd.	132,874	1,433,086
Swiss Life Holding AG (a)	3,352	1,186,383
Swiss Re AG	32,372	3,030,239
T&D Holdings, Inc.	53,934	922,709
Tokio Marine Holdings, Inc.	69,757	3,183,807
Torchmark Corp.	7,155	649,030
Travelers Cos., Inc. (The)	18,380	2,493,063
Tryg A/S	11,704	291,772
UnipolSai Assicurazioni S.p.A. (b)	101,535	236,775
Unum Group	14,995	823,076
Willis Towers Watson plc	8,967	1,351,237
XL Group, Ltd.	17,165	603,521
Zurich Insurance Group AG	15,577	4,737,404

		124,667,206

Internet & Direct Marketing Retail—0.9%
Amazon.com, Inc. (a)	26,550	31,049,429
Expedia, Inc.	8,085	968,340
Netflix, Inc. (a)	28,781	5,524,801
Priceline Group, Inc. (The) (a)	3,295	5,725,853
Rakuten, Inc.	95,577	874,066
Start Today Co., Ltd.	19,246	585,291
TripAdvisor, Inc. (a) (b)	7,205	248,284
Zalando SE (144A) (a)	11,513	606,635

		45,582,699

Internet Software & Services—1.5%
Akamai Technologies, Inc. (a)	11,410	742,106
Alphabet, Inc. - Class A (a) (f)	19,840	20,899,456
Alphabet, Inc. - Class C (a) (f)	20,166	21,101,703
Auto Trader Group plc (144A)	98,767	468,841
DeNA Co., Ltd.	10,937	225,542
eBay, Inc. (a)	66,175	2,497,445
Facebook, Inc. - Class A (a)	157,746	27,835,859
Kakaku.com, Inc.	14,381	243,209
Mixi, Inc.	4,413	198,224
REA Group, Ltd.	5,478	327,057
United Internet AG	12,701	873,609
VeriSign, Inc. (a) (b)	5,735	656,313
Yahoo Japan Corp.	145,972	669,397

		76,738,761

IT Services—1.5%
Accenture plc - Class A	41,095	6,291,234
Alliance Data Systems Corp.	3,250	823,810
Amadeus IT Group S.A. (b)	45,167	3,250,970
Atos SE	9,767	1,421,692
Automatic Data Processing, Inc.	29,595	3,468,238
Capgemini SE	16,540	1,957,382
Cognizant Technology Solutions Corp. - Class A	39,250	2,787,535
Computershare, Ltd.	47,650	605,615
CSRA, Inc.	10,855	324,782
DXC Technology Co.	18,928	1,796,267
Fidelity National Information Services, Inc.	22,085	2,077,978
Fiserv, Inc. (a)	14,060	1,843,688
Fujitsu, Ltd.	202,150	1,432,859
Gartner, Inc. (a)	6,059	746,166
Global Payments, Inc.	10,137	1,016,133
International Business Machines Corp. (f)	57,696	8,851,720
MasterCard, Inc. - Class A	62,200	9,414,592
Nomura Research Institute, Ltd.	13,663	634,645
NTT Data Corp.	65,005	771,477
Obic Co., Ltd.	6,662	489,726
Otsuka Corp.	5,381	412,199
Paychex, Inc.	21,215	1,444,317
PayPal Holdings, Inc. (a)	75,175	5,534,384
Total System Services, Inc.	11,095	877,504
Visa, Inc. - Class A (b)	121,760	13,883,075
Western Union Co. (The) (b)	30,820	585,888
Wirecard AG	12,083	1,349,005
Worldpay Group plc (144A)	205,415	1,177,262

		75,270,143

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	20,632	$674,929
Hasbro, Inc.	7,545	685,765
Mattel, Inc. (b)	22,745	349,818
Sankyo Co., Ltd.	4,604	144,784
Sega Sammy Holdings, Inc.	17,741	219,818
Shimano, Inc.	7,651	1,076,499
Yamaha Corp.	17,331	635,676

		3,787,289

Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc.	21,335	1,428,805
Eurofins Scientific SE	1,142	695,338
Illumina, Inc. (a) (b)	9,719	2,123,504
IQVIA Holdings, Inc. (a)	10,121	990,846
Lonza Group AG (a)	7,682	2,075,171
Mettler-Toledo International, Inc. (a)	1,789	1,108,321
PerkinElmer, Inc.	7,290	533,045
QIAGEN NV (a)	22,294	696,155
Thermo Fisher Scientific, Inc.	26,630	5,056,505
Waters Corp. (a)	5,290	1,021,975

		15,729,665

Machinery—1.4%
Alfa Laval AB	30,141	710,684
Alstom S.A.	15,956	662,243
Amada Holdings Co., Ltd.	35,100	477,236
Andritz AG	7,549	426,279
Atlas Copco AB - A Shares	69,118	2,976,894
Atlas Copco AB - B Shares	40,249	1,539,411
Caterpillar, Inc.	39,385	6,206,288
CNH Industrial NV	105,043	1,404,311
Cummins, Inc.	10,495	1,853,837
Daifuku Co., Ltd.	10,179	553,767
Deere & Co.	21,315	3,336,011
Dover Corp.	10,300	1,040,197
FANUC Corp.	19,954	4,794,122
Flowserve Corp.	8,680	365,688
Fortive Corp.	20,230	1,463,641
GEA Group AG	18,810	901,922
Hino Motors, Ltd.	26,541	344,290
Hitachi Construction Machinery Co., Ltd.	11,135	403,908
Hoshizaki Corp.	5,626	496,709
IHI Corp.	16,018	533,206
Illinois Tool Works, Inc.	20,600	3,437,110
IMI plc	27,831	498,195
Ingersoll-Rand plc	16,865	1,504,189
JTEKT Corp.	22,950	394,489
Kawasaki Heavy Industries, Ltd.	15,568	545,661
KION Group AG	7,309	630,596
Komatsu, Ltd.	95,040	3,442,674
Kone Oyj - Class B	34,857	1,870,469
Kubota Corp.	108,549	2,125,575
Kurita Water Industries, Ltd.	10,188	330,983
Makita Corp.	23,106	967,404
MAN SE	3,661	419,214
Metso Oyj	11,575	394,865

Machinery—(Continued)
Minebea Mitsumi, Inc.	39,468	828,118
Mitsubishi Heavy Industries, Ltd.	33,057	1,234,152
Nabtesco Corp.	11,620	445,701
NGK Insulators, Ltd.	26,892	507,081
NSK, Ltd.	39,561	623,107
PACCAR, Inc.	23,395	1,662,917
Parker-Hannifin Corp.	8,835	1,763,289
Pentair plc	10,973	774,913
Sandvik AB	116,150	2,030,271
Schindler Holding AG	2,089	472,607
Schindler Holding AG (Participation Certificate)	4,204	967,487
SKF AB - B Shares	38,916	862,947
SMC Corp.	5,895	2,427,474
Snap-on, Inc. (b)	3,810	664,083
Stanley Black & Decker, Inc.	10,240	1,737,626
Sumitomo Heavy Industries, Ltd.	12,091	512,151
THK Co., Ltd.	12,430	465,596
Volvo AB - B Shares	160,337	2,983,301
Wartsila Oyj Abp	15,264	961,898
Weir Group plc (The)	22,990	656,528
Xylem, Inc.	11,940	814,308
Yangzijiang Shipbuilding Holdings, Ltd.	235,990	259,358

		70,706,981

Marine—0.1%
AP Moller - Maersk A/S - Class A	388	646,613
AP Moller - Maersk A/S - Class B	675	1,176,283
Kuehne & Nagel International AG	5,573	984,881
Mitsui OSK Lines, Ltd.	11,820	394,618
Nippon Yusen KK (a)	16,663	406,083

		3,608,478

Media—1.2%
Altice NV - Class A (a) (b)	54,620	571,382
Axel Springer SE	4,996	389,276
CBS Corp. - Class B	24,150	1,424,850
Charter Communications, Inc. - Class A (a)	13,457	4,521,014
Comcast Corp. - Class A	313,004	12,535,810
Dentsu, Inc.	22,311	941,346
Discovery Communications, Inc. - Class A (a) (b)	10,150	227,157
Discovery Communications, Inc. - Class C (a)	13,450	284,737
DISH Network Corp. - Class A (a)	15,094	720,738
Eutelsat Communications S.A.	18,074	417,309
Hakuhodo DY Holdings, Inc.	23,901	310,918
Interpublic Group of Cos., Inc. (The)	26,125	526,680
ITV plc	371,413	826,912
JCDecaux S.A.	7,705	310,477
Lagardere SCA	12,132	388,671
News Corp. - Class A	25,421	412,074
News Corp. - Class B	8,056	133,730
Omnicom Group, Inc.	15,285	1,113,207
Pearson plc	84,330	835,897
ProSiebenSat.1 Media SE	24,038	827,642
Publicis Groupe S.A.	21,336	1,449,495
RTL Group S.A. (a)	326	26,181
RTL Group S.A. (Brussels Exchange) (b)	3,657	292,332

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Schibsted ASA - B Shares	10,088	$267,597
Scripps Networks Interactive, Inc. - Class A	6,250	533,625
SES S.A.	37,599	585,901
Singapore Press Holdings, Ltd.	162,500	321,555
Sky plc (a)	105,986	1,445,229
Telenet Group Holding NV (a)	5,440	378,735
Time Warner, Inc.	51,755	4,734,030
Toho Co., Ltd.	11,648	403,456
Twenty-First Century Fox, Inc. - Class A	70,058	2,419,103
Twenty-First Century Fox, Inc. - Class B	29,225	997,157
Viacom, Inc. - Class B	23,470	723,111
Vivendi S.A.	106,416	2,861,531
Walt Disney Co. (The)	102,685	11,039,664
WPP plc	130,816	2,370,725

		58,569,254

Metals & Mining—1.1%
Alumina, Ltd.	250,953	475,173
Anglo American plc (b)	137,344	2,870,507
Antofagasta plc	40,419	547,991
ArcelorMittal (a)	68,347	2,213,431
BHP Billiton plc	217,390	4,449,691
BHP Billiton, Ltd.	330,571	7,609,171
BlueScope Steel, Ltd.	57,651	690,874
Boliden AB	28,222	961,348
Fortescue Metals Group, Ltd.	159,611	606,515
Freeport-McMoRan, Inc. (a)	89,500	1,696,920
Fresnillo plc	22,800	440,198
Glencore plc (a)	1,259,372	6,625,922
Hitachi Metals, Ltd.	21,795	311,593
JFE Holdings, Inc.	53,870	1,294,300
Kobe Steel, Ltd. (a)	31,751	294,561
Maruichi Steel Tube, Ltd.	5,868	171,694
Mitsubishi Materials Corp.	11,544	410,987
Newcrest Mining, Ltd.	78,840	1,400,812
Newmont Mining Corp.	35,435	1,329,521
Nippon Steel & Sumitomo Metal Corp.	78,214	2,007,553
Norsk Hydro ASA	137,975	1,043,155
Nucor Corp.	21,240	1,350,439
Randgold Resources, Ltd.	9,702	962,498
Rio Tinto plc	127,075	6,706,656
Rio Tinto, Ltd.	43,661	2,576,701
South32, Ltd.	537,067	1,460,218
Sumitomo Metal Mining Co., Ltd.	25,496	1,169,704
ThyssenKrupp AG	44,853	1,302,441
Voestalpine AG	11,836	707,446

		53,688,020

Multi-Utilities—0.6%
AGL Energy, Ltd.	67,502	1,281,035
Ameren Corp.	16,060	947,379
CenterPoint Energy, Inc.	28,600	811,096
Centrica plc	575,608	1,065,771
CMS Energy Corp.	18,755	887,112
Consolidated Edison, Inc.	20,645	1,753,793
Dominion Energy, Inc.	42,790	3,468,557

Multi-Utilities—(Continued)
DTE Energy Co.	11,930	1,305,858
E.ON SE	226,553	2,456,441
Engie S.A.	187,993	3,229,980
Innogy SE (144A)	14,360	559,615
National Grid plc	351,892	4,133,674
NiSource, Inc.	21,650	555,756
Public Service Enterprise Group, Inc.	33,670	1,734,005
RWE AG (a)	53,447	1,089,880
SCANA Corp.	9,440	375,523
Sempra Energy	16,720	1,787,702
Suez	37,993	667,900
Veolia Environnement S.A.	49,392	1,260,180
WEC Energy Group, Inc.	20,929	1,390,313

		30,761,570

Multiline Retail—0.2%
Dollar General Corp.	17,280	1,607,213
Dollar Tree, Inc. (a)	15,713	1,686,162
Don Quijote Holdings Co., Ltd.	12,228	639,246
Harvey Norman Holdings, Ltd.	55,765	181,084
Isetan Mitsukoshi Holdings, Ltd.	34,477	426,131
J Front Retailing Co., Ltd.	24,899	468,409
Kohl’s Corp. (b)	11,125	603,309
Macy’s, Inc. (b)	20,210	509,090
Marks & Spencer Group plc (b)	166,565	706,416
Marui Group Co., Ltd.	20,361	372,028
Next plc	15,169	928,778
Nordstrom, Inc. (b)	7,740	366,721
Ryohin Keikaku Co., Ltd.	2,466	767,802
Takashimaya Co., Ltd.	30,980	325,793
Target Corp.	36,290	2,367,923

		11,956,105

Oil, Gas & Consumable Fuels—3.2%
Anadarko Petroleum Corp.	37,235	1,997,285
Andeavor	9,625	1,100,522
Apache Corp. (b)	25,295	1,067,955
BP plc	2,033,089	14,338,378
Cabot Oil & Gas Corp.	30,690	877,734
Caltex Australia, Ltd.	26,927	714,174
Chesapeake Energy Corp. (a) (b)	60,435	239,323
Chevron Corp. (f)	126,100	15,786,459
Cimarex Energy Co.	6,315	770,493
Concho Resources, Inc. (a)	9,905	1,487,929
ConocoPhillips	80,920	4,441,699
Devon Energy Corp.	34,920	1,445,688
Enagas S.A.	23,423	670,032
Eni S.p.A.	261,840	4,330,007
EOG Resources, Inc.	38,390	4,142,665
EQT Corp.	15,910	905,597
Exxon Mobil Corp. (f)	282,048	23,590,495
Galp Energia SGPS S.A.	51,703	949,841
Hess Corp. (b)	17,970	853,036
Idemitsu Kosan Co., Ltd.	13,945	558,039
Inpex Corp.	97,606	1,221,414
JXTG Holdings, Inc.	317,250	2,049,832

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Kinder Morgan, Inc.	127,730	$2,308,081
Koninklijke Vopak NV	7,230	317,139
Lundin Petroleum AB (a)	19,368	443,130
Marathon Oil Corp.	56,480	956,206
Marathon Petroleum Corp.	33,610	2,217,588
Neste Oyj	13,192	844,221
Newfield Exploration Co. (a)	13,200	416,196
Noble Energy, Inc.	32,300	941,222
Occidental Petroleum Corp.	50,845	3,745,243
Oil Search, Ltd.	140,519	854,815
OMV AG	15,206	963,389
ONEOK, Inc.	25,267	1,350,521
Origin Energy, Ltd. (a)	180,318	1,326,139
Phillips 66	28,540	2,886,821
Pioneer Natural Resources Co.	11,365	1,964,440
Range Resources Corp.	15,005	255,985
Repsol S.A.	125,769	2,222,794
Royal Dutch Shell plc - A Shares	464,267	15,542,162
Royal Dutch Shell plc - B Shares	385,514	13,002,203
Santos, Ltd. (a)	192,214	815,128
Showa Shell Sekiyu KK	19,163	260,329
Snam S.p.A.	233,696	1,144,231
Statoil ASA	118,407	2,532,973
Total S.A.	244,522	13,491,573
Valero Energy Corp. (b)	29,415	2,703,533
Williams Cos., Inc. (The)	54,965	1,675,883
Woodside Petroleum, Ltd.	86,711	2,241,105

		160,961,647

Paper & Forest Products—0.1%
Mondi plc	37,879	987,559
OJI Holdings Corp.	88,394	587,605
Stora Enso Oyj - R Shares	56,525	894,873
UPM-Kymmene Oyj	54,882	1,702,898

		4,172,935

Personal Products—0.6%
Beiersdorf AG	10,397	1,218,598
Coty, Inc. - Class A (b)	31,319	622,935
Estee Lauder Cos., Inc. (The) - Class A	14,920	1,898,421
Kao Corp.	50,949	3,446,077
Kose Corp.	3,119	487,036
L’Oreal S.A.	25,947	5,748,033
Pola Orbis Holdings, Inc.	9,414	329,537
Shiseido Co., Ltd.	39,195	1,889,251
Unilever NV	167,668	9,420,314
Unilever plc	129,972	7,200,394

		32,260,596

Pharmaceuticals—3.6%
Allergan plc	22,308	3,649,143
Astellas Pharma, Inc.	212,939	2,704,560
AstraZeneca plc	130,285	8,940,549
Bayer AG	85,116	10,586,305
Bristol-Myers Squibb Co.	109,135	6,687,793

Pharmaceuticals—(Continued)
Chugai Pharmaceutical Co., Ltd.	23,092	1,180,777
Daiichi Sankyo Co., Ltd.	58,505	1,523,757
Eisai Co., Ltd.	27,531	1,558,788
Eli Lilly & Co.	64,430	5,441,758
GlaxoSmithKline plc	506,247	8,954,419
H Lundbeck A/S	7,171	364,677
Hisamitsu Pharmaceutical Co., Inc.	6,365	385,481
Ipsen S.A.	3,894	465,120
Johnson & Johnson (f)	178,620	24,956,786
Kyowa Hakko Kirin Co., Ltd.	26,796	517,558
Merck & Co., Inc. (f)	182,035	10,243,109
Merck KGaA	13,331	1,435,609
Mitsubishi Tanabe Pharma Corp.	23,232	478,883
Mylan NV (a)	35,685	1,509,832
Novartis AG	228,944	19,355,326
Novo Nordisk A/S - Class B	191,902	10,313,809
Ono Pharmaceutical Co., Ltd.	42,544	990,158
Orion Oyj - Class B	10,682	397,812
Otsuka Holdings Co., Ltd.	40,277	1,763,846
Perrigo Co. plc	8,853	771,628
Pfizer, Inc.	397,206	14,386,801
Recordati S.p.A.	10,837	481,395
Roche Holding AG	72,313	18,291,083
Sanofi	116,952	10,069,984
Santen Pharmaceutical Co., Ltd.	37,440	587,800
Shionogi & Co., Ltd.	30,554	1,651,962
Sumitomo Dainippon Pharma Co., Ltd.	16,428	244,140
Taisho Pharmaceutical Holdings Co., Ltd.	3,299	262,739
Takeda Pharmaceutical Co., Ltd.	73,257	4,147,562
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	94,164	1,784,408
UCB S.A.	13,041	1,033,428
Vifor Pharma AG	5,048	646,890
Zoetis, Inc.	32,640	2,351,386

		181,117,061

Professional Services—0.5%
Adecco Group AG	16,772	1,281,878
Bureau Veritas S.A.	27,401	749,155
Capita plc	68,394	369,769
Equifax, Inc.	8,015	945,129
Experian plc	95,815	2,105,748
IHS Markit, Ltd. (a)	24,160	1,090,824
Intertek Group plc	16,653	1,166,520
Nielsen Holdings plc (b)	22,333	812,921
Persol Holdings Co., Ltd.	18,271	458,076
Randstad Holding NV	12,248	751,488
Recruit Holdings Co., Ltd.	113,465	2,818,010
RELX NV	99,414	2,285,414
RELX plc	109,824	2,572,927
Robert Half International, Inc.	8,320	462,093
Seek, Ltd.	34,286	507,501
SGS S.A.	551	1,436,252
Teleperformance SE	5,948	851,369
Verisk Analytics, Inc. (a)	10,301	988,896
Wolters Kluwer NV	31,139	1,621,524

		23,275,494

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—1.3%
ADLER Real Estate AG (a)	3,269	$52,025
ADO Properties S.A. (144A)	3,198	162,248
Aeon Mall Co., Ltd.	24,662	482,531
Allreal Holding AG (a)	1,550	262,074
Azrieli Group, Ltd.	7,689	430,092
BUWOG AG (a)	11,650	401,023
CA Immobilien Anlagen AG	7,532	232,573
Capital & Counties Properties plc (b)	79,500	342,985
CapitaLand, Ltd.	536,250	1,412,810
Carmila S.A.	2,300	64,063
Castellum AB	29,327	494,544
Catena AB	1,700	32,167
CBRE Group, Inc. - Class A (a)	20,015	866,850
City Developments, Ltd.	92,700	862,087
Citycon Oyj	41,750	108,080
CK Asset Holdings, Ltd.	559,246	4,888,317
D Carnegie & Co. AB (a)	3,900	58,111
Daejan Holdings plc	500	40,920
Daito Trust Construction Co., Ltd.	7,136	1,453,608
Daiwa House Industry Co., Ltd.	58,275	2,238,751
Deutsche Euroshop AG	5,250	213,716
Deutsche Wohnen SE	75,207	3,279,094
DIC Asset AG	4,650	58,598
Dios Fastigheter AB	9,132	62,000
Entra ASA (144A)	11,868	176,315
Fabege AB	14,350	305,021
Fastighets AB Balder - B Shares (a)	10,550	282,022
First Capital Realty, Inc.	16,100	265,387
Global Logistic Properties, Ltd.	273,068	687,533
Grainger plc	44,550	173,493
Grand City Properties S.A.	11,800	277,553
Hang Lung Group, Ltd.	90,700	333,669
Hang Lung Properties, Ltd.	427,800	1,043,981
Helical plc (b)	10,650	48,786
Hemfosa Fastigheter AB	16,324	218,549
Henderson Land Development Co., Ltd.	239,549	1,578,817
Hongkong Land Holdings, Ltd.	247,450	1,740,036
Hufvudstaden AB - A Shares	11,900	190,393
Hulic Co., Ltd.	69,034	772,784
Hysan Development Co., Ltd.	131,100	695,849
Kennedy-Wilson Holdings, Inc.	13,127	227,753
Kerry Properties, Ltd.	65,700	295,551
Klovern AB - B Shares	61,350	80,109
Kungsleden AB	20,520	148,823
LEG Immobilien AG	6,900	787,570
Lend Lease Group	56,759	722,818
Mitsubishi Estate Co., Ltd.	257,302	4,470,721
Mitsui Fudosan Co., Ltd.	194,629	4,363,182
Mobimo Holding AG (a)	650	174,363
New World Development Co., Ltd.	1,201,225	1,804,806
Nomura Real Estate Holdings, Inc.	25,822	579,052
NTT Urban Development Corp.	11,706	135,519
Phoenix Spree Deutschland, Ltd.	8,550	45,353
PSP Swiss Property AG	4,259	403,594
Sino Land Co., Ltd.	645,200	1,142,300
Sumitomo Realty & Development Co., Ltd.	83,804	2,750,676
Sun Hung Kai Properties, Ltd.	303,578	5,056,953

Real Estate Management & Development—(Continued)
Swire Pacific, Ltd. - Class A	51,180	473,712
Swire Properties, Ltd.	233,750	753,908
Swiss Prime Site AG (a)	15,024	1,386,331
TAG Immobilien AG	15,900	301,537
Technopolis Oyj	15,350	77,008
TLG Immobilien AG	7,142	189,643
Tokyo Tatemono Co., Ltd.	43,359	585,044
Tokyu Fudosan Holdings Corp.	52,123	376,627
UOL Group, Ltd.	101,850	675,295
Vonovia SE	102,779	5,087,572
Wallenstam AB - B Shares (b)	20,050	192,849
Wharf Holdings, Ltd. (The)	256,450	886,789
Wharf Real Estate Investment Co., Ltd. (a)	256,450	1,706,855
Wheelock & Co., Ltd.	83,400	595,887
Wihlborgs Fastigheter AB	7,200	171,990

		63,939,645

Road & Rail—0.6%
Aurizon Holdings, Ltd.	210,382	813,344
Central Japan Railway Co.	14,843	2,656,365
ComfortDelGro Corp., Ltd.	221,100	326,958
CSX Corp.	60,770	3,342,958
DSV A/S	19,598	1,542,987
East Japan Railway Co.	33,741	3,289,447
Hankyu Hanshin Holdings, Inc.	24,917	1,001,027
J.B. Hunt Transport Services, Inc.	5,696	654,926
Kansas City Southern	6,990	735,488
Keikyu Corp.	24,030	461,237
Keio Corp.	11,933	524,743
Keisei Electric Railway Co., Ltd.	14,303	459,150
Kintetsu Group Holdings Co., Ltd.	18,698	715,046
Kyushu Railway Co.	16,566	512,572
MTR Corp., Ltd.	154,400	904,741
Nagoya Railroad Co., Ltd.	18,858	474,589
Nippon Express Co., Ltd.	8,235	546,861
Norfolk Southern Corp.	19,140	2,773,386
Odakyu Electric Railway Co., Ltd.	30,280	647,125
Tobu Railway Co., Ltd.	20,005	645,752
Tokyu Corp.	54,485	867,950
Union Pacific Corp.	53,290	7,146,189
West Japan Railway Co.	16,986	1,239,183

		32,282,024

Semiconductors & Semiconductor Equipment—1.6%
Advanced Micro Devices, Inc. (a) (b)	53,478	549,754
Analog Devices, Inc.	24,502	2,181,413
Applied Materials, Inc.	70,960	3,627,475
ASM Pacific Technology, Ltd.	27,200	378,328
ASML Holding NV	39,969	6,934,140
Broadcom, Ltd.	27,095	6,960,706
Disco Corp.	2,970	653,916
Infineon Technologies AG	116,907	3,192,997
Intel Corp. (f)	312,770	14,437,463
KLA-Tencor Corp.	10,470	1,100,083
Lam Research Corp.	10,847	1,996,607
Microchip Technology, Inc. (b)	15,430	1,355,988

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Micron Technology, Inc. (a)	74,070	$3,045,758
NVIDIA Corp. (b)	39,970	7,734,195
NXP Semiconductors NV (a)	35,614	4,170,043
Qorvo, Inc. (a) (b)	8,423	560,972
QUALCOMM, Inc.	98,305	6,293,486
Renesas Electronics Corp. (a)	51,166	592,256
Rohm Co., Ltd.	9,757	1,074,914
Skyworks Solutions, Inc.	12,171	1,155,637
STMicroelectronics NV	65,514	1,422,775
SUMCO Corp.	24,150	614,150
Texas Instruments, Inc.	65,930	6,885,729
Tokyo Electron, Ltd.	16,155	2,893,813
Xilinx, Inc.	16,480	1,111,082

		80,923,680

Software—2.0%
Activision Blizzard, Inc.	50,254	3,182,083
Adobe Systems, Inc. (a)	32,820	5,751,377
ANSYS, Inc. (a)	5,687	839,344
Autodesk, Inc. (a)	14,615	1,532,090
CA, Inc.	20,945	697,050
Cadence Design Systems, Inc. (a)	18,586	777,267
Check Point Software Technologies, Ltd. (a)	13,494	1,398,248
Citrix Systems, Inc. (a)	9,570	842,160
Dassault Systemes SE	13,362	1,419,130
Electronic Arts, Inc. (a)	20,580	2,162,135
Intuit, Inc.	16,195	2,555,247
Konami Holdings Corp.	9,601	527,588
LINE Corp. (a)	4,541	185,686
Micro Focus International plc	44,777	1,519,642
Microsoft Corp. (f)	512,655	43,852,509
Nexon Co., Ltd. (a)	20,453	594,367
Nice, Ltd.	6,259	571,313
Nintendo Co., Ltd.	11,666	4,247,030
Oracle Corp. (f)	200,910	9,499,025
Oracle Corp. Japan	3,946	327,189
Red Hat, Inc. (a)	11,835	1,421,384
Sage Group plc (The)	111,004	1,192,834
Salesforce.com, Inc. (a)	45,460	4,647,376
SAP SE	101,158	11,342,830
Symantec Corp.	40,900	1,147,654
Synopsys, Inc. (a)	10,022	854,275
Trend Micro, Inc.	12,335	698,621
UBISOFT Entertainment S.A. (a)	6,492	499,519

		104,284,973

Specialty Retail—0.9%
ABC-Mart, Inc.	3,400	195,155
Advance Auto Parts, Inc.	4,920	490,475
AutoZone, Inc. (a)	1,935	1,376,501
Best Buy Co., Inc.	17,645	1,208,153
CarMax, Inc. (a)	12,150	779,180
Dufry AG (a)	3,623	538,659
Fast Retailing Co., Ltd.	5,471	2,181,501
Foot Locker, Inc.	8,244	386,479
Gap, Inc. (The)	14,540	495,232

Specialty Retail—(Continued)
Hennes & Mauritz AB - B Shares (b)	97,715	2,013,472
Hikari Tsushin, Inc.	2,241	321,989
Home Depot, Inc. (The)	78,470	14,872,419
Industria de Diseno Textil S.A.	112,276	3,905,135
Kingfisher plc	224,610	1,023,938
L Brands, Inc. (b)	16,540	996,039
Lowe’s Cos., Inc.	56,220	5,225,087
Nitori Holdings Co., Ltd.	8,263	1,178,190
O’Reilly Automotive, Inc. (a)	5,865	1,410,767
Ross Stores, Inc.	25,880	2,076,870
Shimamura Co., Ltd.	2,292	252,101
Signet Jewelers, Ltd. (b)	3,925	221,959
Tiffany & Co.	6,820	708,939
TJX Cos., Inc. (The)	42,350	3,238,081
Tractor Supply Co.	8,435	630,516
Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,879	867,577
USS Co., Ltd.	22,496	475,905
Yamada Denki Co., Ltd. (b)	63,867	351,461

		47,421,780

Technology Hardware, Storage & Peripherals—1.5%
Apple, Inc. (f)	343,861	58,191,597
Brother Industries, Ltd.	24,399	602,243
Canon, Inc.	109,825	4,090,028
FUJIFILM Holdings Corp.	42,465	1,733,665
Hewlett Packard Enterprise Co.	109,310	1,569,692
HP, Inc.	111,110	2,334,421
Konica Minolta, Inc.	48,956	471,192
NEC Corp.	26,892	725,665
NetApp, Inc.	17,870	988,568
Ricoh Co., Ltd.	72,499	673,864
Seagate Technology plc (b)	19,060	797,470
Seiko Epson Corp.	28,876	679,986
Western Digital Corp.	19,624	1,560,697
Xerox Corp.	14,115	411,452

		74,830,540

Textiles, Apparel & Luxury Goods—0.8%
adidas AG	19,381	3,868,913
Asics Corp.	16,260	259,275
Burberry Group plc	44,337	1,071,888
Cie Financiere Richemont S.A.	53,729	4,864,780
Hanesbrands, Inc. (b)	24,222	506,482
Hermes International	3,267	1,748,802
Hugo Boss AG	6,555	556,027
Kering	7,799	3,676,642
Li & Fung, Ltd.	607,600	333,137
Luxottica Group S.p.A.	17,489	1,071,751
LVMH Moet Hennessy Louis Vuitton SE	28,701	8,430,916
Michael Kors Holdings, Ltd. (a)	9,997	629,311
NIKE, Inc. - Class B	87,380	5,465,619
Pandora A/S	11,025	1,199,846
PVH Corp.	5,208	714,590
Ralph Lauren Corp.	3,695	383,135
Swatch Group AG (The)	5,789	442,475
Swatch Group AG (The) - Bearer Shares	3,181	1,296,736

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
Tapestry, Inc.	18,750	$829,313
Under Armour, Inc. - Class A (a) (b)	12,272	177,085
Under Armour, Inc. - Class C (a) (b)	12,356	164,582
VF Corp.	21,700	1,605,800
Yue Yuen Industrial Holdings, Ltd.	75,100	294,688

		39,591,793

Tobacco—0.9%
Altria Group, Inc.	127,625	9,113,701
British American Tobacco plc	236,065	15,932,138
Imperial Brands plc	98,678	4,217,005
Japan Tobacco, Inc.	113,220	3,646,604
Philip Morris International, Inc. (f)	103,405	10,924,738
Swedish Match AB	18,752	738,094

		44,572,280

Trading Companies & Distributors—0.5%
AerCap Holdings NV (a)	14,298	752,218
Ashtead Group plc	51,493	1,374,241
Brenntag AG	15,936	1,005,264
Bunzl plc	34,642	968,656
Fastenal Co.	19,150	1,047,314
Ferguson plc	26,104	1,867,812
ITOCHU Corp.	154,041	2,876,074
Marubeni Corp.	169,541	1,231,068
MISUMI Group, Inc.	29,006	840,412
Mitsubishi Corp.	155,480	4,296,958
Mitsui & Co., Ltd.	175,665	2,852,942
Rexel S.A.	31,094	563,933
Sumitomo Corp.	122,224	2,071,726
Toyota Tsusho Corp.	21,866	878,791
Travis Perkins plc	25,737	544,184
United Rentals, Inc. (a)	5,600	962,696
WW Grainger, Inc. (b)	3,520	831,600

		24,965,889

Transportation Infrastructure—0.2%
Abertis Infraestructuras S.A.	71,282	1,586,080
Aena SME S.A. (144A)	6,963	1,409,609
Aeroports de Paris	3,056	580,591
Atlantia S.p.A.	46,847	1,477,746
Auckland International Airport, Ltd.	97,671	448,336
Fraport AG Frankfurt Airport Services Worldwide	4,297	472,710
Getlink SE	47,965	616,887
Hutchison Port Holdings Trust - Class U	535,802	222,314
Japan Airport Terminal Co., Ltd.	4,825	179,040
Kamigumi Co., Ltd.	12,061	266,574
SATS, Ltd.	68,300	265,087
Sydney Airport	113,018	619,894
Transurban Group	228,278	2,209,553

		10,354,421

Security Description	Shares/ Principal Amount*	Value

Water Utilities—0.1%
American Water Works Co., Inc.	11,876	1,086,535
Severn Trent plc	24,404	712,051
United Utilities Group plc	69,873	782,044

		2,580,630

Wireless Telecommunication Services—0.5%
Drillisch AG	5,459	450,607
KDDI Corp.	186,407	4,641,038
Millicom International Cellular S.A.	6,864	463,396
NTT DoCoMo, Inc.	140,480	3,318,389
SoftBank Group Corp.	84,967	6,712,659
StarHub, Ltd.	61,000	129,977
Tele2 AB - B Shares	37,303	458,062
Vodafone Group plc	2,744,470	8,669,975

		24,844,103

Total Common Stocks (Cost $2,172,339,622)		3,220,527,481

U.S. Treasury & Government Agencies—19.6%

Federal Agencies—0.3%
Federal Home Loan Mortgage Corp. 2.375%, 01/13/22	8,925,000	9,005,245
6.250%, 07/15/32	2,480,000	3,478,904
Federal National Mortgage Association 6.625%, 11/15/30	1,650,000	2,320,405
7.250%, 05/15/30	1,941,000	2,839,460

		17,644,014

U.S. Treasury—19.3%
U.S. Treasury Bonds 2.250%, 08/15/46	11,613,000	10,475,743
2.500%, 02/15/45	5,830,000	5,557,857
2.750%, 08/15/42	5,415,000	5,452,651
2.750%, 08/15/47 (b)	2,988,000	2,991,735
2.750%, 11/15/47	4,400,000	4,407,219
2.875%, 05/15/43	5,779,000	5,942,212
2.875%, 08/15/45	29,325,000	30,074,162
3.000%, 05/15/45	1,395,000	1,465,022
3.000%, 02/15/47 (b)	3,410,000	3,586,228
3.000%, 05/15/47 (b)	3,783,000	3,977,322
3.125%, 11/15/41	7,070,000	7,600,526
3.125%, 02/15/42	5,645,000	6,068,155
3.125%, 02/15/43	8,925,000	9,588,448
3.625%, 08/15/43	25,457,000	29,711,103
3.750%, 08/15/41	8,025,000	9,509,938
4.375%, 05/15/40 (b)	5,040,000	6,498,450
4.375%, 05/15/41	7,495,000	9,696,949
4.750%, 02/15/41	1,780,000	2,416,141
6.000%, 02/15/26 (h)	33,774,000	42,821,738
6.125%, 11/15/27	3,783,000	5,013,953
6.250%, 08/15/23 (b)	4,620,000	5,595,975

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds
6.250%, 05/15/30 (b)	1,815,000	$2,551,706
6.375%, 08/15/27	2,790,000	3,744,267
6.875%, 08/15/25	2,640,000	3,475,313
8.875%, 02/15/19	2,158,000	2,328,027
U.S. Treasury Notes 1.000%, 08/31/19	10,205,000	10,060,695
1.125%, 02/28/21	10,400,000	10,113,594
1.125%, 09/30/21	7,998,000	7,717,133
1.250%, 01/31/19	6,545,000	6,504,094
1.250%, 04/30/19	8,909,000	8,838,354
1.250%, 03/31/21 (b)	24,650,000	24,041,453
1.250%, 10/31/21	21,327,200	20,660,725
1.375%, 03/31/20	9,890,000	9,774,102
1.375%, 08/31/20 (b)	17,945,000	17,682,835
1.375%, 10/31/20	27,166,000	26,727,736
1.375%, 05/31/21	6,338,000	6,195,395
1.500%, 01/31/19	5,070,000	5,051,384
1.500%, 05/31/19	44,168,000	43,947,160
1.500%, 11/30/19 (b)	36,088,000	35,827,208
1.500%, 05/31/20 (b)	9,830,000	9,733,236
1.625%, 06/30/20	13,695,000	13,593,892
1.625%, 07/31/20	7,875,000	7,814,399
1.625%, 11/15/22 (i)	41,304,000	40,252,039
1.625%, 02/15/26	11,320,000	10,690,325
1.750%, 03/31/22	6,370,000	6,265,492
1.750%, 05/15/22 (b)	8,447,000	8,311,056
1.750%, 05/31/22	6,444,000	6,331,733
1.750%, 05/15/23 (h) (i)	47,565,000	46,392,597
1.875%, 11/30/21	13,250,100	13,142,443
1.875%, 08/31/22	11,326,000	11,166,728
1.875%, 10/31/22	8,498,000	8,374,513
2.000%, 02/15/22	22,105,600	22,000,253
2.000%, 07/31/22 (b)	6,273,500	6,225,714
2.000%, 11/30/22 (b)	8,542,000	8,464,254
2.000%, 02/15/23	9,615,000	9,516,221
2.000%, 08/15/25	17,740,000	17,294,421
2.000%, 11/15/26	4,620,000	4,471,113
2.125%, 08/15/21	19,150,000	19,177,678
2.125%, 12/31/22	8,530,000	8,494,681
2.125%, 05/15/25	36,853,000	36,290,128
2.250%, 11/15/24	15,206,500	15,128,091
2.250%, 02/15/27	10,237,000	10,102,639
2.250%, 08/15/27 (b)	5,941,000	5,857,455
2.250%, 11/15/27 (b)	4,567,000	4,502,598
2.375%, 05/15/27	6,780,500	6,761,165
2.625%, 08/15/20	7,910,000	8,048,116
2.625%, 11/15/20	28,794,000	29,313,642
2.750%, 02/15/19 (b)	43,873,000	44,310,016
2.750%, 11/15/23	9,125,000	9,372,017
3.500%, 05/15/20	9,995,000	10,360,442
3.625%, 02/15/20	29,095,000	30,137,192
3.625%, 02/15/21	37,121,000	38,927,749

		980,516,746

Total U.S. Treasury & Government Agencies (Cost $1,002,187,079)		998,160,760

Foreign Government—7.9%
Security Description	Principal Amount*	Value

Sovereign—7.9%
Australia Government Bonds 2.750%, 04/21/24 (AUD)	8,965,000	7,108,962
3.750%, 04/21/37 (AUD)	2,170,000	1,851,689
5.250%, 03/15/19 (AUD)	510,000	413,803
5.750%, 05/15/21 (AUD)	2,345,000	2,040,105
Austria Government Bonds 0.750%, 10/20/26 (144A) (EUR)	1,805,000	2,214,457
3.150%, 06/20/44 (144A) (EUR)	1,025,000	1,721,685
3.400%, 11/22/22 (144A) (EUR)	1,740,000	2,446,319
4.150%, 03/15/37 (144A) (EUR)	380,000	692,856
Belgium Government Bonds 2.600%, 06/22/24 (144A) (EUR)	905,000	1,257,897
3.750%, 09/28/20 (144A) (EUR)	3,495,000	4,677,270
4.250%, 09/28/21 (144A) (EUR)	900,000	1,265,089
4.250%, 03/28/41 (144A) (EUR)	1,455,000	2,722,266
5.000%, 03/28/35 (144A) (EUR)	355,000	683,677
5.500%, 03/28/28 (EUR)	1,573,000	2,807,075
Bundesrepublik Deutschland 0.500%, 02/15/26 (EUR)	6,525,000	8,009,491
1.500%, 05/15/23 (EUR)	2,345,000	3,059,475
1.500%, 05/15/24 (EUR)	1,965,000	2,580,578
2.000%, 01/04/22 (EUR)	1,505,000	1,976,457
2.000%, 08/15/23 (EUR)	1,170,000	1,568,821
2.500%, 01/04/21 (EUR)	2,715,000	3,553,654
2.500%, 07/04/44 (EUR)	1,372,000	2,140,318
3.250%, 07/04/42 (EUR)	360,000	629,469
4.250%, 07/04/39 (EUR)	1,955,000	3,807,690
5.500%, 01/04/31 (EUR)	1,505,000	2,892,749
Canadian Government Bonds 1.500%, 06/01/26 (CAD)	2,675,000	2,041,512
2.750%, 06/01/22 (CAD)	1,870,000	1,545,123
3.500%, 06/01/20 (CAD)	420,000	348,055
3.500%, 12/01/45 (CAD)	1,275,000	1,268,691
4.000%, 06/01/41 (CAD)	975,000	1,016,847
5.750%, 06/01/29 (CAD)	385,000	418,967
5.750%, 06/01/33 (CAD)	245,000	285,958
Denmark Government Bonds 1.500%, 11/15/23 (DKK)	5,745,000	1,007,382
4.000%, 11/15/19 (DKK)	3,690,000	645,863
4.500%, 11/15/39 (DKK)	4,060,000	1,104,714
Finland Government Bonds 0.500%, 04/15/26 (144A) (EUR)	1,520,000	1,838,817
3.500%, 04/15/21 (144A) (EUR)	1,500,000	2,026,995
France Government Bond OAT Zero Coupon, 05/25/21 (EUR)	7,055,000	8,548,757
Zero Coupon, 05/25/22 (EUR)	1,450,000	1,750,116
0.500%, 05/25/26 (EUR)	4,320,000	5,204,756
1.000%, 11/25/25 (EUR)	7,220,000	9,088,885
1.250%, 05/25/36 (144A) (EUR)	1,875,000	2,210,125
1.750%, 05/25/23 (EUR)	545,000	716,367
2.250%, 05/25/24 (EUR)	3,550,000	4,836,622
2.500%, 05/25/30 (EUR)	3,205,000	4,539,879
3.250%, 05/25/45 (EUR)	4,489,000	7,264,523
Ireland Government Bonds 2.000%, 02/18/45 (EUR)	290,000	364,663
4.500%, 04/18/20 (EUR)	415,000	555,395
5.400%, 03/13/25 (EUR)	1,625,000	2,633,655

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Italy Buoni Poliennali Del Tesoro 0.750%, 01/15/18 (EUR)	16,980,000	$20,381,550
2.000%, 12/01/25 (EUR)	1,190,000	1,462,882
3.250%, 09/01/46 (144A) (EUR)	1,430,000	1,747,200
3.750%, 03/01/21 (EUR)	6,625,000	8,820,164
3.750%, 09/01/24 (EUR)	13,635,000	18,854,837
5.000%, 08/01/39 (EUR)	3,080,000	4,847,142
5.250%, 11/01/29 (EUR)	5,390,000	8,476,064
Japan Government Five Year Bonds 0.100%, 12/20/19 (JPY)	139,400,000	1,242,630
0.300%, 09/20/18 (JPY)	1,161,750,000	10,343,519
Japan Government Forty Year Bond 1.700%, 03/20/54 (JPY)	25,750,000	283,720
Japan Government Ten Year Bonds 0.100%, 09/20/26 (JPY)	1,781,550,000	15,934,892
0.500%, 12/20/24 (JPY)	555,750,000	5,123,307
0.800%, 09/20/22 (JPY)	1,675,100,000	15,498,633
0.800%, 12/20/22 (JPY)	317,250,000	2,941,084
Japan Government Thirty Year Bonds 0.500%, 09/20/46 (JPY)	814,050,000	6,690,346
1.800%, 09/20/43 (JPY)	498,100,000	5,534,381
1.900%, 09/20/42 (JPY)	325,250,000	3,664,161
2.300%, 03/20/40 (JPY)	387,100,000	4,612,528
Japan Government Twenty Year Bonds 0.500%, 09/20/36 (JPY)	1,234,750,000	10,947,003
1.400%, 12/20/22 (JPY)	396,500,000	3,781,204
1.500%, 03/20/33 (JPY)	230,600,000	2,405,505
1.700%, 12/20/31 (JPY)	561,250,000	5,967,506
1.700%, 09/20/32 (JPY)	182,400,000	1,946,075
1.700%, 09/20/33 (JPY)	418,500,000	4,484,292
2.100%, 06/20/29 (JPY)	555,050,000	6,032,767
2.100%, 12/20/29 (JPY)	239,500,000	2,615,976
2.500%, 12/21/20 (JPY)	808,300,000	7,733,783
Kingdom of Belgium Government Bond 1.600%, 06/22/47 (144A) (EUR)	440,000	516,847
Mexican Bonos 6.500%, 06/10/21 (MXN)	43,260,000	2,124,993
7.750%, 11/13/42 (MXN)	3,375,000	170,617
10.000%, 11/20/36 (MXN)	17,380,000	1,078,749
Netherlands Government Bonds 2.250%, 07/15/22 (144A) (EUR)	2,130,000	2,842,367
3.750%, 01/15/42 (144A) (EUR)	1,130,000	2,103,739
5.500%, 01/15/28 (EUR)	2,640,000	4,708,324
Norway Government Bond 3.000%, 03/14/24 (144A) (NOK)	10,370,000	1,390,357
Poland Government Bonds 5.500%, 10/25/19 (PLN)	3,610,000	1,105,520
5.750%, 04/25/29 (PLN)	3,940,000	1,407,486
Republic of South Africa Government Bonds 6.500%, 02/28/41 (ZAR)	6,815,000	388,768
10.500%, 12/21/26 (ZAR)	29,175,000	2,633,708
Singapore Government Bonds 2.125%, 06/01/26 (SGD)	2,125,000	1,605,527
2.250%, 06/01/21 (SGD)	865,000	658,718

Sovereign—(Continued)
Spain Government Bonds 1.950%, 04/30/26 (144A) (EUR)	5,390,000	6,821,092
2.750%, 10/31/24 (144A) (EUR)	2,425,000	3,279,740
2.900%, 10/31/46 (144A) (EUR)	705,000	857,249
4.000%, 04/30/20 (144A) (EUR)	8,535,000	11,236,111
4.200%, 01/31/37 (144A) (EUR)	1,045,000	1,607,782
4.400%, 10/31/23 (144A) (EUR)	445,000	649,708
4.700%, 07/30/41 (144A) (EUR)	1,305,000	2,144,527
5.850%, 01/31/22 (144A) (EUR)	1,680,000	2,479,705
6.000%, 01/31/29 (EUR)	995,000	1,708,610
Sweden Government Bonds 1.000%, 11/12/26 (SEK)	7,400,000	937,602
1.500%, 11/13/23 (144A) (SEK)	3,330,000	437,350
5.000%, 12/01/20 (SEK)	8,685,000	1,226,557
Switzerland Government Bond 4.000%, 02/11/23 (CHF)	415,000	523,749
United Kingdom Gilt 2.000%, 09/07/25 (GBP)	4,080,000	5,913,499
2.250%, 09/07/23 (GBP)	1,170,000	1,703,536
2.750%, 09/07/24 (GBP)	2,745,000	4,143,906
3.250%, 01/22/44 (GBP)	3,265,000	5,740,854
3.750%, 09/07/20 (GBP)	4,235,000	6,215,860
4.250%, 09/07/39 (GBP)	799,000	1,567,453
4.250%, 12/07/46 (GBP)	5,085,000	10,693,043
4.500%, 12/07/42 (GBP)	113,000	236,327
8.000%, 06/07/21 (GBP)	1,170,000	1,977,442

Total Foreign Government (Cost $395,293,572)		400,595,092

Mutual Funds—6.5%

Investment Company Securities—6.5%
F&C Commercial Property Trust, Ltd. (b)	57,250	104,973
F&C UK Real Estate Investment, Ltd.	26,100	36,309
iShares Core MSCI Emerging Markets ETF (b)	585,454	33,312,333
iShares International Developed Real Estate ETF	32,623	978,690
iShares Russell 2000 ETF (b)	167,498	25,536,745
iShares U.S. Real Estate ETF (b)	11,851	960,049
MedicX Fund, Ltd.	46,383	52,602
Picton Property Income, Ltd.	58,700	66,382
Schroder Real Estate Investment Trust, Ltd.	56,400	46,108
Standard Life Investment Property Income Trust, Ltd.	42,290	53,271
UK Commercial Property Trust, Ltd.	71,000	84,895
Vanguard Global ex-U.S. Real Estate ETF (b)	929,342	56,225,191
Vanguard Mid-Cap ETF (b)	555,413	85,966,824
Vanguard REIT ETF (b)	413,639	34,323,764
Vanguard Small-Cap ETF (b)	616,871	91,173,534

Total Mutual Funds (Cost $300,795,738)		328,921,670

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Preferred Stocks—0.2%

Security Description	Shares/ Principal Amount*	Value

Auto Components—0.0%
Schaeffler AG	16,952	$299,244

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	5,696	508,619
Porsche Automobil Holding SE	15,794	1,321,925
Volkswagen AG	19,102	3,806,836

		5,637,380

Chemicals—0.0%
FUCHS Petrolub SE	7,143	377,764

Household Products—0.1%
Henkel AG & Co. KGaA	18,338	2,421,341

Total Preferred Stocks (Cost $7,013,813)		8,735,729

Short-Term Investments—2.0%

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $49,208,949 on 01/02/18, collateralized by $51,475,000 U.S. Government Agency Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 03/31/22 - 01/31/24, with a value of $50,195,682.	49,206,762	49,206,762

U.S. Treasury—1.0%
U.S. Treasury Bill 1.263%, 02/22/18 (j)	50,000,000	49,910,396

Total Short-Term Investments (Cost $99,115,256)		99,117,158

Securities Lending Reinvestments (k)—4.8%

Certificates of Deposit—2.2%
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (l)	5,000,000	4,999,650
1.715%, 1M LIBOR + 0.180%, 03/22/18 (l)	2,500,000	2,499,908
Chiba Bank, Ltd., New York 1.560%, 02/02/18	7,500,000	7,499,212
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (l)	5,300,000	5,300,032
1.681%, 1M LIBOR + 0.190%, 04/16/18 (l)	2,500,000	2,500,147
1.742%, 1M LIBOR + 0.190%, 04/25/18 (l)	5,000,000	5,000,425
KBC Bank NV
Zero Coupon, 02/26/18	9,957,619	9,974,500
1.550%, 01/29/18	3,000,000	3,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (l)	2,500,000	2,499,760
1.681%, 1M LIBOR + 0.190%, 04/16/18 (l)	1,500,000	1,499,960
1.769%, 1M LIBOR + 0.200%, 05/30/18 (l)	5,000,000	4,999,610
Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd., New York 1.632%, 1M LIBOR + 0.200%, 04/11/18 (l)	7,500,000	7,503,973
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (l)	3,000,000	3,000,078
Norinchukin Bank New York 1.539%, 1M LIBOR + 0.160%, 04/05/18 (l)	2,500,000	2,499,910
1.722%, 1M LIBOR + 0.170%, 02/23/18 (l)	7,000,000	7,000,147
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (l)	2,500,000	2,499,915
Standard Chartered plc 1.460%, 02/02/18	2,000,000	1,999,744
1.561%, 1M LIBOR + 0.200%, 05/01/18 (l)	7,000,000	6,998,278
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (l)	2,500,000	2,499,228
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (l)	3,000,000	2,996,820
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (l)	5,000,000	4,999,220
1.612%, 1M LIBOR + 0.180%, 04/11/18 (l)	7,000,000	6,999,790
1.634%, 1M LIBOR + 0.190%, 04/12/18 (l)	5,000,000	4,999,710
1.661%, 1M LIBOR + 0.170%, 02/16/18 (l)	3,000,000	3,000,207
Wells Fargo Bank N.A. 1.511%, 3M LIBOR + 0.140%, 10/26/18 (l)	8,000,000	8,007,322

		114,777,546

Commercial Paper—1.0%
Bank of China, Ltd. 1.900%, 02/12/18	7,475,458	7,485,352
Canadian Imperial Bank 1.700%, 03/19/18	4,977,806	4,982,215
China Construction Bank 1.700%, 01/24/18	3,990,744	3,995,500
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	2,491,189	2,493,940
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (l)	1,000,000	999,793
Kells Funding LLC 1.400%, 03/01/18	992,883	997,472
Ridgefield Funding Co. LLC 1.400%, 01/03/18	2,491,250	2,499,893
1.701%, 1M LIBOR + 0.210%, 05/17/18 (l)	4,000,000	3,999,736
Sheffield Receivables Co. 1.593%, 1M LIBOR + 0.190%, 06/07/18 (l)	2,500,064	2,499,730
1.680%, 03/14/18	1,493,560	1,494,903
Toyota Motor Credit Corp. 1.750%, 03/08/18	9,959,653	9,972,160
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (l)	10,000,000	9,999,720

		51,420,414

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (k)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—1.2%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $5,017,256 on 01/02/18, collateralized by $5,069,373 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $5,120,822.	5,016,288	$5,016,288
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $5,000,778 on 01/02/18, collateralized by $4,506,156 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $5,100,001.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $7,677,300 on 04/02/18, collateralized by various Common Stock with a value of $8,250,001.	7,500,000	7,500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $3,100,534 on 01/02/18, collateralized by $3,211,627, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $3,152,068.	3,100,000	3,100,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $5,426,975 on 01/02/18, collateralized by $5,586,652 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $5,534,583.	5,426,041	5,426,041
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $3,100,654 on 01/02/18, collateralized by $3,180,631 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $3,162,013.	3,100,000	3,100,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $8,594,423 on 04/03/18, collateralized by $53,992 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $9,453,881.	8,500,000	8,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $3,085,859 on 04/02/18, collateralized by various Common Stock with a value of $3,300,001.	3,000,000	3,000,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $15,002,550 on 01/02/18, collateralized by $22,681,596 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $15,302,605.	15,000,000	15,000,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $2,000,320 on 01/02/18, collateralized by $6,031,321 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $2,040,001.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $503,251 on 01/02/18, collateralized by various Common Stock with a value of $556,826.	500,000	500,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $5,334,238 on 01/02/18, collateralized by various Common Stock with a value of $5,902,358.	5,300,000	5,300,000

		63,442,329

Time Deposits—0.4%
Australia New Zealand Bank 1.330%, 01/02/18	10,000,000	10,000,000
Bank of Montreal 1.400%, 01/03/18	1,100,000	1,100,000
OP Corporate Bank plc 1.990%, 01/12/18	1,000,000	1,000,000
Royal Bank of Canada New York 1.350%, 01/02/18	5,000,000	5,000,000
Standard Chartered plc 1.490%, 01/02/18	1,800,000	1,800,000

		18,900,000

Total Securities Lending Reinvestments (Cost $248,532,774)		248,540,289

Total Purchased Options (m)—0.0% (Cost $997,529)		89,984

Total Investments—104.2% (Cost $4,226,275,383)		5,304,688,163
Other assets and liabilities (net)— (4.2)%		(212,459,190)

Net Assets—100.0%		$5,092,228,973

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $241,306,167 and the collateral received consisted of cash in the amount of $248,472,555. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent less than 0.05% of net assets.
(e)	Illiquid security. As of December 31, 2017, these securities represent 0.0% of net assets.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $137,834,119.
(g)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(h)	All or a portion of the security was pledged as collateral against open swap contracts, purchased options and open forward foreign currency exchange contracts. As of December 31, 2017, the market value of securities pledged was $2,751,261.
(i)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2017, the market value of securities pledged was $68,245,898.
(j)	The rate shown represents current yield to maturity.
(k)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

(l)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(m)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $73,153,582, which is 1.4% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	1,643,198	BBP	03/12/18	$1,948,859	$30,633
EUR	1,046,719	RBS	03/12/18	1,250,121	10,817
GBP	1,216,640	BNP	02/02/18	1,636,875	7,363
JPY	122,973,722	HSBC	02/09/18	1,103,914	(10,646)
JPY	4,481,412,768	BOA	03/14/18	39,674,399	234,985
JPY	6,238,950,935	BOA	03/14/18	55,234,061	327,143
MXN	2,432,462	SSBT	02/22/18	125,785	(3,185)
NOK	137,157,393	CSI	03/14/18	16,446,964	290,446

Contracts to Deliver
AUD	1,369,844	BOA	03/07/18	1,047,691	(21,014)
AUD	12,828,503	HSBC	03/07/18	9,744,441	(263,914)
AUD	80,916,621	BOA	03/14/18	61,557,158	(1,569,829)
CAD	8,924,514	CBNA	01/18/18	7,018,555	(83,359)
CAD	7,318,052	BOA	03/14/18	5,742,480	(84,895)
CHF	517,800	SSBT	01/17/18	529,644	(2,212)
CHF	71,509,992	BBP	03/14/18	72,860,245	(888,691)
DKK	16,748,273	SSBT	03/28/18	2,672,754	(41,148)
EUR	1,056,495	CBNA	03/12/18	1,250,168	(22,546)
EUR	175,486,285	SCB	03/12/18	207,637,127	(3,763,718)
EUR	1,219,369	SSBT	03/12/18	1,449,107	(19,815)
EUR	53,465,565	CSI	03/14/18	63,094,533	(1,322,143)
EUR	71,387,996	GSC	03/14/18	84,521,745	(1,488,331)
EUR	10,289,738	HSBC	03/14/18	12,265,851	(131,487)
EUR	10,289,738	RBS	03/14/18	12,267,117	(130,222)
GBP	28,382,546	CBNA	02/02/18	38,164,448	(193,371)
GBP	1,072,421	HSBC	02/02/18	1,434,408	(14,924)
GBP	9,595,755	BOA	03/14/18	12,879,614	(105,670)
GBP	64,754,606	CSI	03/14/18	86,548,358	(1,079,658)
JPY	6,678,646,662	CBNA	02/09/18	59,918,490	543,603
JPY	83,209,573	HSBC	02/09/18	739,058	(697)
JPY	6,678,646,662	SSBT	02/23/18	59,870,523	455,308
JPY	2,240,706,384	BOA	03/14/18	19,997,005	42,313
JPY	2,240,706,384	CSI	03/14/18	20,021,500	66,808
MXN	64,422,327	HSBC	02/22/18	3,365,901	118,920
NOK	11,152,851	SSBT	03/28/18	1,336,755	(24,783)
NZD	7,589,739	BBP	03/14/18	5,299,318	(74,811)
PLN	8,142,494	SSBT	03/09/18	2,282,767	(56,675)
SEK	198,247,063	CSI	03/14/18	23,672,422	(597,019)
SEK	19,246,331	SSBT	03/28/18	2,286,563	(71,787)
SGD	1,656,478	BNP	02/08/18	1,218,761	(20,454)
SGD	1,309,514	JPMC	02/08/18	972,239	(7,412)
ZAR	32,902,249	CBNA	02/07/18	2,404,625	(240,619)

Net Unrealized Depreciation					$(10,206,696)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Canada Government Bond 10 Year Futures	03/20/18	291	CAD	39,220,980	$(264,049)
Euro-Bund Futures	03/08/18	61	EUR	9,862,480	(136,936)
FTSE 100 Index Futures	03/16/18	281	GBP	21,462,780	738,492
MSCI EAFE Mini Index Futures	03/16/18	14	USD	1,431,850	31,136
Russell 2000 Index Mini Futures	03/16/18	846	USD	64,993,950	378,154
S&P Midcap 400 Index E-Mini Futures	03/16/18	526	USD	100,066,240	1,380,087
SPI 200 Index Futures	03/15/18	123	AUD	18,511,500	(2,668)
TOPIX Index Futures	03/08/18	741	JPY	13,463,970,000	1,268,706
U.S. Treasury Note 10 Year Futures	03/20/18	1,753	USD	217,454,172	(1,199,711)
U.S. Treasury Ultra Long Bond Futures	03/20/18	518	USD	86,845,937	739,816

Futures Contracts—Short
Australian 10 Year Treasury Bond Futures	03/15/18	(93)	AUD	(12,011,687)	83,995
Euro STOXX 50 Index Futures	03/16/18	(1,908)	EUR	(66,646,440)	1,858,097
Japanese Government 10 Year Bond Futures	03/13/18	(9)	JPY	(1,357,020,000)	4,118
S&P 500 Index E-Mini Futures	03/16/18	(844)	USD	(112,927,200)	(146,393)
United Kingdom Long Gilt Bond Futures	03/27/18	(339)	GBP	(42,429,240)	(426,042)

Net Unrealized Appreciation					$4,306,802

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized (Depreciation)
Put - OTC - Interest Rate Swap	2.430%	CBNA	3MLIBOR	Pay	01/24/18	254,000,000	USD	254,000,000	$497,840	$49,682	$(448,158)
Put - OTC - Interest Rate Swap	2.445%	CBNA	3MLIBOR	Pay	01/25/18	251,100,000	USD	251,100,000	499,689	40,302	(459,387)

Totals									$997,529	$89,984	$(907,545)

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation(1)
Receive	3MLIBOR	Quarterly	2.259%	Quarterly	03/15/18	CBNA	S&P 500 Total Return Index	USD	355,700,893	$91,413	$—	$91,413

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation(1)
Pay	3MLIBOR	Quarterly	2.492%	Semi-Annually	12/28/27	USD	1,263,430,000	$11,157,856	$—	$11,157,856

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	CitiBank N.A.
(CSI)—	Credit Suisse International
(GSC)—	Goldman Sachs & Co.
(HSBC)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(RBS)—	Royal Bank of Scotland plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt

(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$39,831,878	$19,230,483	$—	$59,062,361
Air Freight & Logistics	11,162,506	6,526,190	—	17,688,696
Airlines	8,360,286	3,176,212	—	11,536,498
Auto Components	2,713,849	22,117,913	—	24,831,762
Automobiles	7,399,618	52,034,296	—	59,433,914
Banks	102,034,147	189,738,130	0	291,772,277
Beverages	31,458,175	35,017,062	—	66,475,237
Biotechnology	42,170,378	11,868,461	—	54,038,839
Building Products	5,085,849	12,208,647	—	17,294,496
Capital Markets	46,806,317	39,761,795	—	86,568,112
Chemicals	33,487,920	60,572,917	—	94,060,837
Commercial Services & Supplies	4,625,819	7,709,210	—	12,335,029
Communications Equipment	15,002,960	4,877,921	—	19,880,881
Construction & Engineering	1,394,982	14,974,478	—	16,369,460
Construction Materials	2,067,095	10,191,915	—	12,259,010
Consumer Finance	12,115,100	735,248	—	12,850,348
Containers & Packaging	5,569,308	1,701,429	—	7,270,737
Distributors	1,758,058	310,007	—	2,068,065

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Diversified Consumer Services	$363,278	$257,974	$—	$621,252
Diversified Financial Services	25,955,016	12,727,160	—	38,682,176
Diversified Telecommunication Services	31,338,767	35,484,783	—	66,823,550
Electric Utilities	27,324,158	25,425,548	—	52,749,706
Electrical Equipment	8,585,973	23,047,224	—	31,633,197
Electronic Equipment, Instruments & Components	6,358,301	22,854,937	—	29,213,238
Energy Equipment & Services	12,236,802	1,370,776	—	13,607,578
Equity Real Estate Investment Trusts	130,858,929	63,968,922	—	194,827,851
Food & Staples Retailing	27,744,523	22,611,247	—	50,355,770
Food Products	18,951,243	46,755,332	—	65,706,575
Gas Utilities	—	5,135,306	—	5,135,306
Health Care Equipment & Supplies	41,067,882	19,726,378	—	60,794,260
Health Care Providers & Services	42,971,593	9,233,809	—	52,205,402
Health Care Technology	1,412,495	761,469	—	2,173,964
Hotels, Restaurants & Leisure	29,246,146	21,797,978	—	51,044,124
Household Durables	6,476,444	19,539,678	—	26,016,122
Household Products	24,964,235	10,994,103	—	35,958,338
Independent Power and Renewable Electricity Producers	1,045,017	1,323,798	—	2,368,815
Industrial Conglomerates	28,953,891	22,414,145	—	51,368,036
Insurance	40,430,103	84,237,103	—	124,667,206
Internet & Direct Marketing Retail	43,516,707	2,065,992	—	45,582,699
Internet Software & Services	73,732,882	3,005,879	—	76,738,761
IT Services	61,767,311	13,502,832	—	75,270,143
Leisure Products	1,035,583	2,751,706	—	3,787,289
Life Sciences Tools & Services	12,263,001	3,466,664	—	15,729,665
Machinery	26,624,097	44,082,884	—	70,706,981
Marine	—	3,608,478	—	3,608,478
Media	42,346,687	16,222,567	—	58,569,254
Metals & Mining	4,376,880	49,311,140	—	53,688,020
Multi-Utilities	15,017,094	15,744,476	—	30,761,570
Multiline Retail	7,140,418	4,815,687	—	11,956,105
Oil, Gas & Consumable Fuels	80,128,599	80,833,048	—	160,961,647
Paper & Forest Products	—	4,172,935	—	4,172,935
Personal Products	2,521,356	29,739,240	—	32,260,596
Pharmaceuticals	71,782,644	109,334,417	—	181,117,061
Professional Services	4,299,863	18,975,631	—	23,275,494
Real Estate Management & Development	3,066,845	60,872,800	—	63,939,645
Road & Rail	14,652,947	17,629,077	—	32,282,024
Semiconductors & Semiconductor Equipment	63,166,391	17,757,289	—	80,923,680
Software	81,159,224	23,125,749	—	104,284,973
Specialty Retail	34,984,274	12,437,506	—	47,421,780
Technology Hardware, Storage & Peripherals	65,853,897	8,976,643	—	74,830,540
Textiles, Apparel & Luxury Goods	10,475,917	29,115,876	—	39,591,793
Tobacco	20,038,439	24,533,841	—	44,572,280
Trading Companies & Distributors	3,593,828	21,372,061	—	24,965,889
Transportation Infrastructure	—	10,354,421	—	10,354,421
Water Utilities	1,086,535	1,494,095	—	2,580,630
Wireless Telecommunication Services	—	24,844,103	—	24,844,103
Total Common Stocks	1,623,960,460	1,596,567,021	0	3,220,527,481
Total U.S. Treasury & Government Agencies*	—	998,160,760	—	998,160,760
Total Foreign Government*	—	400,595,092	—	400,595,092
Total Mutual Funds*	328,921,670	—	—	328,921,670
Preferred Stocks
Auto Components	—	299,244	—	299,244
Automobiles	—	5,637,380	—	5,637,380
Chemicals	—	377,764	—	377,764

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Household Products	$—	$2,421,341	$—	$2,421,341
Total Preferred Stocks	—	8,735,729	—	8,735,729
Total Short-Term Investments*	—	99,117,158	—	99,117,158
Total Securities Lending Reinvestments*	—	248,540,289	—	248,540,289
Total Purchased Options	—	89,984	—	89,984
Total Investments	$1,952,882,130	$3,351,806,033	$0	$5,304,688,163

Collateral for Securities Loaned (Liability)	$—	$(248,472,555)	$—	$(248,472,555)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,128,339	$—	$2,128,339
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(12,335,035)	—	(12,335,035)
Total Forward Contracts	$—	$(10,206,696)	$—	$(10,206,696)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$6,482,601	$—	$—	$6,482,601
Futures Contracts (Unrealized Depreciation)	(2,175,799)	—	—	(2,175,799)
Total Futures Contracts	$4,306,802	$—	$—	$4,306,802
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$11,157,856	$—	$11,157,856
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$91,413	$—	$91,413

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$5,300,746,634
Affiliated investments at value (c)	3,941,529
Cash	18,226,176
Cash denominated in foreign currencies (d)	9,355,261
Cash collateral for centrally cleared swap contracts	218,565
OTC swap contracts at market value	91,413
Unrealized appreciation on forward foreign currency exchange contracts	2,128,339
Receivable for:
Investments sold	16,725,244
Fund shares sold	16,082
Dividends and interest	15,540,885
Variation margin on futures contracts	75,111
Interest on OTC swap contracts	379,359
Variation margin on centrally cleared swap contracts	5,326,089
Prepaid expenses	13,343

Total Assets	5,372,784,030
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	12,335,035
Collateral for securities loaned	248,472,555
Payables for:
Investments purchased	14,443,631
Fund shares redeemed	786,296
Accrued Expenses:
Management fees	2,555,458
Distribution and service fees	1,079,216
Deferred trustees’ fees	112,990
Other expenses	769,876

Total Liabilities	280,555,057

Net Assets	$5,092,228,973

Net Assets Consist of:
Paid in surplus	$3,944,249,575
Undistributed net investment income	68,114,369
Accumulated net realized loss	(4,187,204)
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts, forward foreign currency transactions and foreign currency transactions	1,084,052,233

Net Assets	$5,092,228,973

Net Assets
Class B	$5,092,228,973
Capital Shares Outstanding*
Class B	405,289,824
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $4,223,704,320.
(b)	Includes securities loaned at value of $241,306,167.
(c)	Identified cost of affiliated investments was $2,571,063.
(d)	Identified cost of cash denominated in foreign currencies was $9,211,779.

Consolidated§ Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$85,191,003
Dividends from affiliated investments	115,800
Interest	23,247,185
Securities lending income	1,778,997

Total investment income	110,332,985
Expenses
Management fees	30,680,685
Administration fees	205,961
Custodian and accounting fees	665,219
Distribution and service fees—Class B	12,575,285
Interest expense	170,438
Audit and tax services	99,231
Legal	44,542
Trustees’ fees and expenses	53,081
Shareholder reporting	214,786
Insurance	33,683
Miscellaneous	133,686

Total expenses	44,876,597
Less management fee waiver	(888,014)

Net expenses	43,988,583

Net Investment Income	66,344,402

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	48,508,860
Affiliated investments	39,204
Futures contracts	(31,512,880)
Swap contracts	21,904,125
Foreign currency transactions	707,256
Forward foreign currency transactions	(5,548,831)

Net realized gain	34,097,734

Net change in unrealized appreciation (depreciation) on:
Investments	581,833,151
Purchased options	(907,545)
Affiliated investments	109,694
Futures contracts	5,892,698
Swap contracts	(26,209,081)
Foreign currency transactions	522,247
Forward foreign currency transactions	(14,866,508)

Net change in unrealized appreciation	546,374,656

Net realized and unrealized gain	580,472,390

Net Increase in Net Assets From Operations	$646,816,792

(a)	Net of foreign withholding taxes of $3,875,376.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$66,344,402	$59,009,090
Net realized gain (loss)	34,097,734	(259,478)
Net change in unrealized appreciation	546,374,656	117,567,827

Increase in net assets from operations	646,816,792	176,317,439

From Distributions to Shareholders
Net investment income
Class B	(74,207,879)	(79,569,686)
Net realized capital gains
Class B	0	(51,278,242)

Total distributions	(74,207,879)	(130,847,928)

Decrease in net assets from capital share transactions	(404,160,428)	(113,448,688)

Total increase (decrease) in net assets	168,448,485	(67,979,177)

Net Assets
Beginning of period	4,923,780,488	4,991,759,665

End of period	$5,092,228,973	$4,923,780,488

Undistributed net investment income
End of period	$68,114,369	$54,240,190

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	1,400,671	$16,624,532	11,925,620	$133,599,200
Reinvestments	6,230,720	74,207,879	11,809,380	130,847,928
Redemptions	(41,572,665)	(494,992,839)	(33,751,538)	(377,895,816)

Net decrease	(33,941,274)	$(404,160,428)	(10,016,538)	$(113,448,688)

Decrease derived from capital shares transactions		$(404,160,428)		$(113,448,688)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.21	$11.11	$11.84	$11.48	$10.70

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.13	0.10	0.13	0.08
Net realized and unrealized gain (loss) on investments	1.37	0.27	(0.01)	0.69	1.09

Total from investment operations	1.53	0.40	0.09	0.82	1.17

Less Distributions
Distributions from net investment income	(0.18)	(0.18)	(0.40)	(0.23)	(0.15)
Distributions from net realized capital gains	0.00	(0.12)	(0.42)	(0.23)	(0.24)

Total distributions	(0.18)	(0.30)	(0.82)	(0.46)	(0.39)

Net Asset Value, End of Period	$12.56	$11.21	$11.11	$11.84	$11.48

Total Return (%) (b)	13.62	3.60	0.58	7.35	11.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89	0.89	0.90	0.89
Net ratio of expenses to average net assets (%) (c)	0.87	0.87	0.87	0.88	0.88
Ratio of net investment income to average net assets (%)	1.32	1.18	0.88	1.15	0.74
Portfolio turnover rate (%)	30	34	34	37	29
Net assets, end of period (in millions)	$5,092.2	$4,923.8	$4,991.8	$5,195.3	$5,064.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date was May 2, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2017, the Portfolio held $63,891,330 in the Subsidiary, representing 1.2% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the consolidated financial statements were issued.

BHFTI-34

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including

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simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

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distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, real estate investment trust (“REIT”) adjustments, passive foreign investment companies (“PFICs”), controlled foreign corporations, distribution re-designations and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $49,206,762. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $63,442,329. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Consolidated Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

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The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(47,572,283)	$—	$—	$—	$(47,572,283)
Mutual Funds	(86,995,017)	—	—	—	(86,995,017)
U.S. Treasury & Government Agencies	(113,905,255)	—	—	—	(113,905,255)
Total	$(248,472,555)	$—	$—	$—	$(248,472,555)
Total Borrowings	$(248,472,555)	$—	$—	$—	$(248,472,555)
Gross amount of recognized liabilities for securities lending transactions					$(248,472,555)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

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Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the

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Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTI-41

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$89,984
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	11,157,856
	Unrealized appreciation on futures contracts (b) (d)	827,929	Unrealized depreciation on futures contracts (b) (d)	$2,026,738
Equity	OTC swap contracts at market value (e)	91,413
	Unrealized appreciation on futures contracts (b) (d)	5,654,672	Unrealized depreciation on futures contracts (b) (d)	149,061
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	2,128,339	Unrealized depreciation on forward foreign currency exchange contracts	12,335,035

Total		$19,950,193		$14,510,834

(a)	Represents purchased options which are part of investments at value as shown in the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(e)	Excludes OTC swap interest receivable of $379,359.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$604,441	$(604,441)	$—	$—
Barclays Bank plc	30,633	(30,633)	—	—
BNP Paribas S.A.	7,363	(7,363)	—	—
Citibank N.A.	725,000	(539,895)	—	185,105
Credit Suisse International	357,254	(357,254)	—	—
HSBC Bank USA	118,920	(118,920)	—	—
Royal Bank of Scotland plc	10,817	(10,817)	—	—
State Street Bank and Trust	455,308	(219,605)	—	235,703

	$2,309,736	$(1,888,928)	$—	$420,808

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$1,781,408	$(604,441)	$—	$1,176,967
Barclays Bank plc	963,502	(30,633)	—	932,869
BNP Paribas S.A.	20,454	(7,363)	—	13,091
Citibank N.A.	539,895	(539,895)	—	—
Credit Suisse International	2,998,820	(357,254)	—	2,641,566
Goldman Sachs & Co.	1,488,331	—	—	1,488,331
HSBC Bank USA	421,668	(118,920)	—	302,748
JPMorgan Chase Bank N.A.	7,412	—	—	7,412
Royal Bank of Scotland plc	130,222	(10,817)	—	119,405
Standard Chartered Bank	3,763,718	—	—	3,763,718
State Street Bank and Trust	219,605	(219,605)	—	—

	$12,335,035	$(1,888,928)	$—	$10,446,107

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-42

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(5,548,831)	$(5,548,831)
Futures contracts	5,195,857	—	(36,708,737)	—	(31,512,880)
Swap contracts	(5,859,139)	1,058,261	26,705,003	—	21,904,125

	$(663,282)	$1,058,261	$(10,003,734)	$(5,548,831)	$(15,157,586)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(907,545)	$—	$—	$—	$(907,545)
Forward foreign currency transactions	—	—	—	(14,866,508)	(14,866,508)
Futures contracts	748,390	—	5,144,308	—	5,892,698
Swap contracts	(7,855,924)	—	(18,353,157)	—	(26,209,081)

	$(8,015,079)	$—	$(13,208,849)	$(14,866,508)	$(36,090,436)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$505,100,000
Forward foreign currency transactions	1,536,386,620
Futures contracts long	398,472,342
Futures contracts short	(150,767,462)
Swap contracts	1,499,173,505

‡	Averages are based on activity levels during the year.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-43

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$231,140,036	$1,170,814,743	$465,051,947	$1,002,307,877

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$30,680,685	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

BHFTI-44

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadvisor is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	$3.5 billion to $5 billion
0.040%	Over $5 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the year ended December 31, 2017 is as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2017
Brighthouse Financial, Inc.	$—	$279,488	$(17,840)	$5,454	$101,099	$368,201
MetLife, Inc.	3,900,289	—	(369,306)	33,750	8,595	3,573,328

	$3,900,289	$279,488	$(387,146)	$39,204	$109,694	$3,941,529

BHFTI-45

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
Brighthouse Financial, Inc.	$—	$—	6,279
MetLife, Inc.	—	115,800	70,675

	$—	$115,800

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$4,265,934,379
Gross unrealized appreciation	1,209,136,264
Gross unrealized depreciation	(158,203,537)

Net unrealized appreciation (depreciation)	$1,050,932,727

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$74,207,879	$127,117,393	$—	$3,730,535	$74,207,879	$130,847,928

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$77,274,313	$19,595,270	$1,051,222,805	$—	$1,148,092,388

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $314,641.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s consolidated financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-46

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AB Global Dynamic Allocation Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the AB Global Dynamic Allocation Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the periods presented, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the AB Global Dynamic Allocation Portfolio and subsidiary of the Brighthouse Funds Trust I as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-47

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-48

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-49

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-50

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-51

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

AB Global Dynamic Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2017, but outperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board also considered that the Portfolio outperformed its blended index for the one-year period ended October 31, 2017, and underperformed its blended index for the three- and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-52

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Managed by Allianz Global Investors U.S. LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class B shares of the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio returned 15.49%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 15.15%.

MARKET ENVIRONMENT / CONDITIONS

During the 12-month period, risk assets, including emerging market (“EM”) equities and bonds and global equities, generally, outperformed traditional safe-haven assets such as U.S. Treasuries. At the start of the period, optimism about both global growth and, in the U.S., the incoming Trump administration’s capacity to effect healthcare and tax reform as well as infrastructure investment helped fuel a run-up in equities. This momentum continued as global economic data remained robust in the context of subdued inflation. In the U.S. in particular, stocks ran up on better than expected Gross Domestic Product prints of more than 3% in the second and third quarters. Momentum in U.S. equities persisted despite temporary shocks caused by hurricanes in the third quarter and political obstacles and policy setbacks.

Overall, emerging markets outperformed developed markets, with the U.S. and Japan as the strongest developed markets. European equities also posted double digit returns (at a regional level) although uncertainty around political developments in France, Germany, and the Netherlands injected volatility. Global bonds underperformed global equities with yield curves generally ending the period flatter as longer-term yields declined. The most pronounced flattening was in the U.S. where the yield difference between the 2-year and 30-year Treasury Bonds fell below 100 basis points for the first time in a decade. However, flattening was avoided in the eurozone where bond yields rose across the curve in part as a response to announcements from the European Central Bank that it would begin winding down its bond purchases.

PORTFOLIO REVIEW / PERIOD END POSITIONING

As a result of its overweight to global equities, including EM equities, as well as to EM bonds and U.S. High Yield bonds, the Portfolio outperformed its benchmark over the reporting period.

The Portfolio’s performance relative to the benchmark was due to a combination of allocation and selection effects. From an allocation perspective, contributors included an overweight to global equities, including U.S. and EM equities. Allocation to U.S. bonds detracted since the Portfolio maintained an underweight to U.S. Treasuries in the first half of the year as yields fluctuated but ultimately declined through the end of the second quarter. The Portfolio maintained an underweight to U.S. bonds for the remainder of the period.

From a selection perspective, exposure to global equities contributed to Portfolio performance. The Best Styles Global strategy, an actively managed equity sleeve within the Portfolio, added value primarily due to the outperformance of the momentum and quality factors. However, selection detracted in U.S. equities based on the Best Styles U.S. strategy.

The Portfolio utilized derivatives over the reporting period, including equity and fixed income futures and swaps. The derivatives performed as expected.

In terms of positioning, the overweight in the equity portion of the Portfolio was maintained throughout the period while the Portfolio’s underweight positioning in U.S. Government bonds initiated at the end of 2016 was maintained. At year-end, the Portfolio’s exposures were still underweight U.S. bonds and overweight global equities, with exposure to opportunistic assets including EM equities.

Huy Thanh Vo

Herold Rohweder

Giorgio Carlino

Portfolio Managers

Allianz Global Investors U.S. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	Since Inception[2]
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio
Class B	15.49	6.01
Dow Jones Moderate Index	15.15	6.85

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/14/2014. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Equity Sectors

% of Net Assets
Financials	16.9
Information Technology	11.5
Consumer Discretionary	9.1
Industrials	7.2
Health Care	6.2

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	21.8
Cash & Cash Equivalents	10.8

BHFTI-2

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class B (a)	Actual	1.20%	$1,000.00	$1,080.70	$6.29
	Hypothetical*	1.20%	$1,000.00	$1,019.16	$6.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—59.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.3%
General Dynamics Corp.	1,189	$241,902
Huntington Ingalls Industries, Inc.	1,463	344,829
Spirit AeroSystems Holdings, Inc. - Class A	485	42,317
Thales S.A.	457	49,178

		678,226

Air Freight & Logistics—0.8%
Air Transport Services Group, Inc. (a)	5,486	126,946
Deutsche Post AG	14,653	696,089
FedEx Corp.	3,164	789,545

		1,612,580

Airlines—0.8%
Air New Zealand, Ltd.	38,437	86,573
Alaska Air Group, Inc.	571	41,974
ANA Holdings, Inc.	10,300	429,866
Exchange Income Corp.	3,917	111,060
International Consolidated Airlines Group S.A.	41,977	368,171
JetBlue Airways Corp. (a)	7,395	165,204
SkyWest, Inc.	6,515	345,946

		1,548,794

Auto Components—0.9%
Bridgestone Corp.	300	13,952
Cie Automotive S.A.	6,789	197,149
Dana, Inc.	10,962	350,894
Exedy Corp.	600	18,564
FCC Co., Ltd.	5,700	148,891
Grammer AG	2,917	181,019
Kongsberg Automotive ASA (a)	29,173	41,696
Lear Corp.	2,164	382,292
Sogefi S.p.A. (a)	18,254	87,652
Standard Motor Products, Inc.	513	23,039
Stoneridge, Inc. (a)	8,074	184,572
Toyoda Gosei Co., Ltd.	800	20,285
Toyota Boshoku Corp.	1,600	33,375
Unipres Corp.	1,000	26,828
Xinyi Glass Holdings, Ltd. (a)	76,000	99,010

		1,809,218

Automobiles—2.3%
Daimler AG	8,777	745,277
Fiat Chrysler Automobiles NV (a)	29,182	520,607
Ford Motor Co.	47,363	591,564
General Motors Co.	17,387	712,693
Nissan Motor Co., Ltd.	48,200	480,693
Peugeot S.A.	1,006	20,436
Subaru Corp.	500	15,830
Suzuki Motor Corp.	8,500	492,321
Toyota Motor Corp.	16,000	1,024,572

		4,603,993

Banks—3.9%
BancFirst Corp.	586	29,974
Berkshire Hills Bancorp, Inc.	342	12,517

Banks—(Continued)
BOC Hong Kong Holdings, Ltd.	104,000	526,024
Brookline Bancorp, Inc.	13,395	210,302
Cathay General Bancorp	3,784	159,571
Citizens Financial Group, Inc.	2,634	110,575
Danske Bank A/S	1,526	59,325
DBS Group Holdings, Ltd.	16,700	309,213
First Merchants Corp.	1,222	51,397
Great Southern Bancorp, Inc.	774	39,977
Heartland Bank, Ltd.	13,369	19,736
HSBC Holdings plc	40,559	418,287
Iberiabank Corp.	360	27,900
Independent Bank Corp./Rockland Trust	354	24,727
Intesa Sanpaolo S.p.A.	158,558	525,863
Israel Discount Bank, Ltd. - Class A (a)	80,832	234,794
JPMorgan Chase & Co.	1,554	166,185
Mitsubishi UFJ Financial Group, Inc.	115,700	848,937
Oversea-Chinese Banking Corp., Ltd.	38,900	359,396
Peoples Bancorp, Inc.	1,485	48,441
Pinnacle Financial Partners, Inc.	442	29,305
PNC Financial Services Group, Inc. (The)	1,133	163,481
Raiffeisen Bank International AG (a)	10,419	377,281
Regions Financial Corp.	25,738	444,753
Royal Bank of Canada	6,543	534,319
Royal Bank of Canada (U.S. Listed Shares)	5,504	449,402
Spar Nord Bank A/S	8,467	98,228
Sparebank 1 Nord Norge	2,534	19,165
Sparebanken Vest	5,893	39,117
Sumitomo Mitsui Financial Group, Inc.	9,800	423,262
Sydbank A/S	2,655	106,788
Toronto-Dominion Bank (The)	9,082	532,131
Toronto-Dominion Bank (The) (U.S. Listed Shares)	7,470	437,593

		7,837,966

Beverages—1.0%
Coca-Cola HBC AG (a)	11,305	367,719
Dr Pepper Snapple Group, Inc.	3,768	365,722
Heineken Holding NV	1,990	196,606
PepsiCo, Inc.	9,033	1,083,238

		2,013,285

Biotechnology—1.3%
AbbVie, Inc.	8,293	802,016
Amgen, Inc.	5,571	968,797
Gilead Sciences, Inc.	9,545	683,804
Monash IVF Group, Ltd.	25,815	25,312
PDL BioPharma, Inc. (a)	59,880	164,071

		2,644,000

Building Products—0.3%
Insteel Industries, Inc.	7,019	198,778
Owens Corning	4,558	419,063

		617,841

Capital Markets—0.8%
Bank of New York Mellon Corp. (The)	8,526	459,210

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-4

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
CME Group, Inc.	1,068	$155,981
International FCStone, Inc. (a)	3,890	165,442
Morgan Stanley	16,000	839,520

		1,620,153

Chemicals—2.0%
A. Schulman, Inc.	747	27,826
Arkema S.A.	2,112	256,650
Borregaard ASA	19,892	197,455
Covestro AG (144A)	4,422	454,680
Denka Co., Ltd.	2,800	112,038
DowDuPont, Inc.	11,060	787,693
Ercros S.A.	14,938	51,039
Huntsman Corp.	8,685	289,124
Koppers Holdings, Inc. (a)	4,237	215,663
Kuraray Co., Ltd.	16,600	313,323
LyondellBasell Industries NV - Class A	6,166	680,233
Shin-Etsu Chemical Co., Ltd.	5,700	578,121

		3,963,845

Commercial Services & Supplies—0.5%
Cewe Stiftung & Co. KGaA	404	42,687
Derichebourg S.A.	6,199	67,637
Downer EDI, Ltd.	3,926	21,166
Ennis, Inc.	967	20,065
Johnson Service Group plc	25,374	49,239
KAR Auction Services, Inc.	2,374	119,911
Kimball International, Inc. - Class B	3,532	65,942
Quad/Graphics, Inc.	6,151	139,013
RPS Group plc	11,721	43,321
SmartGroup Corp., Ltd.	8,795	74,426
Toppan Printing Co., Ltd.	27,000	243,977
Viad Corp.	2,339	129,581

		1,016,965

Communications Equipment—0.6%
Cisco Systems, Inc.	31,352	1,200,782

Construction & Engineering—0.7%
ACS Actividades de Construccion y Servicios S.A.	3,259	127,512
Galliford Try plc	7,341	127,438
HOCHTIEF AG	1,771	312,133
Kyudenko Corp.	3,500	168,711
Nishimatsu Construction Co., Ltd.	7,600	213,198
Peab AB	19,681	169,259
Toshiba Plant Systems & Services Corp.	5,600	104,506
Tutor Perini Corp. (a)	1,032	26,161
Veidekke ASA	2,311	26,108
Vinci S.A.	949	96,824

		1,371,850

Construction Materials—0.3%
Adelaide Brighton, Ltd.	11,113	56,394
Boral, Ltd.	41,499	251,511
CSR, Ltd.	35,168	130,332

Construction Materials—(Continued)
Fletcher Building, Ltd.	32,851	176,838

		615,075

Consumer Finance—0.1%
Nelnet, Inc. - Class A	993	54,396
Regional Management Corp. (a)	1,544	40,623

		95,019

Containers & Packaging—0.3%
Berry Global Group, Inc. (a)	3,090	181,290
Smurfit Kappa Group plc	573	19,372
Smurfit Kappa Group plc (London Traded Shares)	9,655	327,322

		527,984

Diversified Financial Services—0.2%
Berkshire Hathaway, Inc. - Class B (a)	787	155,999
Voya Financial, Inc.	6,689	330,905

		486,904

Diversified Telecommunication Services—2.0%
AT&T, Inc.	33,663	1,308,817
CenturyLink, Inc.	13,413	223,729
IDT Corp. - Class B (a)	6,674	70,744
Koninklijke KPN NV	29,388	102,527
Nippon Telegraph & Telephone Corp.	12,300	578,784
Orange S.A.	29,834	517,705
Verizon Communications, Inc.	23,814	1,260,475

		4,062,781

Electric Utilities—1.7%
American Electric Power Co., Inc.	6,049	445,025
AusNet Services	22,901	32,293
CLP Holdings, Ltd.	36,000	368,400
Exelon Corp.	14,034	553,080
Iberdrola S.A.	73,599	569,557
NextEra Energy, Inc.	4,737	739,872
Portland General Electric Co.	815	37,148
Southern Co. (The)	11,340	545,340

		3,290,715

Electrical Equipment—0.0%
Fujikura, Ltd.	3,000	26,476

Electronic Equipment, Instruments & Components—1.4%
ALSO Holding AG (a)	713	98,019
Arrow Electronics, Inc. (a)	4,121	331,370
Citizen Watch Co., Ltd.	14,200	103,623
Control4 Corp. (a)	2,229	66,335
Corning, Inc.	15,219	486,856
Flex, Ltd. (a)	1,071	19,267
Hitachi, Ltd.	75,000	583,432
Jabil, Inc.	737	19,346
Orbotech, Ltd. (a)	4,415	221,810
PCM, Inc. (a)	3,642	36,056

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Sanmina Corp. (a)	569	$18,777
Sumida Corp.	3,000	51,372
SYNNEX Corp.	2,402	326,552
Venture Corp., Ltd.	23,000	351,463

		2,714,278

Energy Equipment & Services—0.1%
Helix Energy Solutions Group, Inc. (a)	3,261	24,588
Nabors Industries, Ltd.	15,699	107,224

		131,812

Equity Real Estate Investment Trusts—0.1%
Fortune Real Estate Investment Trust	38,000	46,989
Getty Realty Corp.	4,535	123,171
Keppel DC REIT	55,000	58,844

		229,004

Food & Staples Retailing—0.6%
CVS Health Corp.	8,560	620,600
George Weston, Ltd.	157	13,634
Ingles Markets, Inc. - Class A	5,045	174,557
Metcash, Ltd.	103,051	250,261
Qol Co., Ltd.	2,100	39,397
Rallye S.A. (b)	1,522	27,059
Shufersal, Ltd.	8,691	57,641

		1,183,149

Food Products—1.4%
Bunge, Ltd.	3,399	228,005
Fonterra Co-operative Group, Ltd.	14,264	64,797
Grieg Seafood ASA	26,217	229,818
Ingredion, Inc.	2,350	328,530
John B Sanfilippo & Son, Inc.	2,484	157,113
Leroy Seafood Group ASA	17,770	95,181
Morinaga Milk Industry Co., Ltd.	4,400	199,182
Pinnacle Foods, Inc.	4,576	272,135
Rokko Butter Co., Ltd.	1,600	38,693
Salmar ASA	1,593	47,600
Sanderson Farms, Inc.	2,115	293,520
Tyson Foods, Inc. - Class A	5,484	444,588
Warabeya Nichiyo Holdings Co., Ltd.	1,800	50,933
WH Group, Ltd. (144A)	321,000	361,830

		2,811,925

Gas Utilities—0.3%
Atmos Energy Corp.	3,600	309,204
UGI Corp.	5,811	272,826

		582,030

Health Care Equipment & Supplies—0.6%
Baxter International, Inc.	6,302	407,362
Inogen, Inc. (a)	903	107,529
LeMaitre Vascular, Inc.	3,443	109,625
Masimo Corp. (a)	3,166	268,477

Health Care Equipment & Supplies—(Continued)
Teleflex, Inc.	1,433	356,559

		1,249,552

Health Care Providers & Services—2.8%
Aetna, Inc.	3,871	698,290
Anthem, Inc.	3,102	697,981
Cardinal Health, Inc.	5,686	348,381
Centene Corp. (a)	4,735	477,667
Express Scripts Holding Co. (a)	8,607	642,426
HCA Healthcare, Inc. (a)	5,308	466,255
Medical Facilities Corp.	2,160	24,453
Quest Diagnostics, Inc.	3,340	328,957
Tivity Health, Inc. (a)	6,548	239,329
Triple-S Management Corp. - Class B (a)	3,288	81,707
UnitedHealth Group, Inc.	5,939	1,309,312
WellCare Health Plans, Inc. (a)	1,649	331,630

		5,646,388

Hotels, Restaurants & Leisure—1.9%
Aramark	5,224	223,274
Aristocrat Leisure, Ltd.	18,738	345,297
Carnival plc	5,538	364,128
Collins Foods, Ltd.	9,606	40,801
Elior Group S.A. (144A)	3,971	81,920
Great Canadian Gaming Corp. (a) (b)	5,503	147,929
International Game Technology plc	8,595	227,854
Marcus Corp. (The)	2,658	72,696
Marriott Vacations Worldwide Corp.	254	34,343
McDonald’s Corp.	5,862	1,008,968
Melia Hotels International S.A.	13,921	191,835
Royal Caribbean Cruises, Ltd.	244	29,104
Star Entertainment Group, Ltd. (The)	50,793	240,149
Vail Resorts, Inc.	1,388	294,908
Yum! Brands, Inc.	6,115	499,045

		3,802,251

Household Durables—1.7%
Barratt Developments plc	38,663	337,878
Bassett Furniture Industries, Inc.	2,458	92,421
Bellway plc	4,904	235,828
Garmin, Ltd.	5,350	318,699
Hooker Furniture Corp.	2,779	117,969
Mohawk Industries, Inc. (a)	1,510	416,609
Persimmon plc	8,991	332,025
Sekisui Chemical Co., Ltd.	15,600	312,812
Sekisui House, Ltd.	18,200	328,422
SodaStream International, Ltd. (a)	3,966	278,968
Taylor Wimpey plc	116,417	324,302
ZAGG, Inc. (a)	16,171	298,355

		3,394,288

Household Products—0.1%
Central Garden and Pet Co. (a)	2,953	114,931

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Independent Power and Renewable Electricity Producers—0.1%
Capital Power Corp. (b)	5,854	$114,053
ERG S.p.A.	4,103	75,805

		189,858

Industrial Conglomerates—0.6%
3M Co.	2,705	636,676
CK Hutchison Holdings, Ltd.	41,500	521,032
General Electric Co.	5,087	88,768

		1,246,476

Insurance—4.0%
Allstate Corp. (The)	5,338	558,942
American Financial Group, Inc.	2,865	310,967
Axis Capital Holdings, Ltd.	4,694	235,920
Chubb, Ltd.	4,650	679,504
Cincinnati Financial Corp.	4,480	335,866
Direct Line Insurance Group plc	57,115	294,340
Employers Holdings, Inc.	2,829	125,608
Everest Re Group, Ltd.	1,269	280,779
Federated National Holding Co.	1,567	25,965
Hartford Financial Services Group, Inc. (The)	7,405	416,753
Heritage Insurance Holdings, Inc. (b)	5,029	90,623
Muenchener Rueckversicherungs-Gesellschaft AG	2,290	496,449
Principal Financial Group, Inc.	5,861	413,552
Prudential Financial, Inc.	5,249	603,530
Reinsurance Group of America, Inc.	2,346	365,812
SCOR SE	7,893	317,575
Sompo Holdings, Inc.	8,900	343,129
Swiss Life Holding AG (a)	964	341,191
Swiss Re AG	5,227	489,283
Travelers Cos., Inc. (The)	4,406	597,630
Universal Insurance Holdings, Inc.	4,323	118,234
Zurich Insurance Group AG	1,840	559,596

		8,001,248

Internet & Direct Marketing Retail—0.2%
Amazon.com, Inc. (a)	324	378,908

Internet Software & Services—1.0%
Alphabet, Inc. - Class A (a)	55	57,937
Alphabet, Inc. - Class C (a)	762	797,357
Blucora, Inc. (a)	10,140	224,094
Facebook, Inc. - Class A (a)	2,735	482,618
j2 Global, Inc.	2,900	217,587
Meet Group, Inc. (The) (a)	37,295	105,172

		1,884,765

IT Services—1.2%
Bechtle AG	3,332	276,545
Capgemini SE	3,470	410,648
Convergys Corp.	648	15,228
DXC Technology Co.	5,477	519,767
Euronet Worldwide, Inc. (a)	1,656	139,551
Itochu Techno-Solutions Corp.	800	34,675
Leidos Holdings, Inc.	5,135	331,567

IT Services—(Continued)
Net 1 UEPS Technologies, Inc. (a)	8,400	99,876
NTT Data Corp.	12,500	148,350
Science Applications International Corp.	2,879	220,445
Sykes Enterprises, Inc. (a)	6,653	209,237

		2,405,889

Machinery—1.1%
Bobst Group S.A.	879	116,705
CKD Corp.	13,700	307,911
Conzzeta AG	81	84,451
Douglas Dynamics, Inc.	2,805	106,029
Fincantieri S.p.A. (a)	98,603	148,048
Fukushima Industries Corp.	1,100	48,491
Greenbrier Cos., Inc. (The) (b)	3,731	198,862
Illinois Tool Works, Inc.	287	47,886
Kadant, Inc.	486	48,794
Kyokuto Kaihatsu Kogyo Co., Ltd.	4,500	79,343
Lydall, Inc. (a)	3,338	169,404
PACCAR, Inc.	7,016	498,697
Park-Ohio Holdings Corp.	396	18,196
Prima Industrie S.p.A.	1,323	53,518
Valmet Oyj	10,598	208,838

		2,135,173

Marine—0.1%
DFDS A/S	1,156	61,661
Wallenius Wilhelmsen Logistics (a) (b)	19,772	142,670

		204,331

Media—1.2%
Comcast Corp. - Class A	27,629	1,106,541
Liberty SiriusXM Group - Class A (a)	5,645	223,881
Nippon Television Holdings, Inc.	2,000	34,264
Time Warner, Inc.	7,013	641,479
TV Tokyo Holdings Corp.	600	12,984
Walt Disney Co. (The)	3,978	427,675

		2,446,824

Metals & Mining—1.7%
Aichi Steel Corp.	700	28,049
AMG Advanced Metallurgical Group NV	5,566	279,614
APERAM S.A.	625	32,172
ArcelorMittal (a)	10,185	329,713
Bekaert S.A.	556	24,306
Boliden AB	10,858	369,864
Fortescue Metals Group, Ltd.	59,215	225,014
Highland Gold Mining, Ltd. (b)	19,455	44,797
HudBay Minerals, Inc.	17,476	153,789
Lucara Diamond Corp. (b)	14,594	32,625
Norsk Hydro ASA	42,214	319,158
Northern Star Resources, Ltd.	20,356	96,408
Rio Tinto plc	14,480	764,213
Steel Dynamics, Inc.	8,349	360,092
Teck Resources, Ltd. - Class B	12,607	329,925

		3,389,739

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Mortgage Real Estate Investment Trusts—1.0%
AG Mortgage Investment Trust, Inc.	4,512	$85,773
AGNC Investment Corp.	12,873	259,906
Annaly Capital Management, Inc.	30,452	362,074
Anworth Mortgage Asset Corp.	19,720	107,277
Apollo Commercial Real Estate Finance, Inc. (b)	11,456	211,363
Ares Commercial Real Estate Corp.	5,893	76,020
Chimera Investment Corp.	12,279	226,916
Dynex Capital, Inc.	7,442	52,168
Granite Point Mortgage Trust, Inc.	843	14,955
Ladder Capital Corp.	1,137	15,497
Mortgage Investment Corp.	11,744	217,264
New Residential Investment Corp.	14,312	255,899
New York Mortgage Trust, Inc. (b)	6,078	37,501
Two Harbors Investment Corp.	4,449	72,341
Western Asset Mortgage Capital Corp.	5,903	58,735

		2,053,689

Multi-Utilities—0.4%
CenterPoint Energy, Inc.	12,544	355,748
National Grid plc	41,845	491,553

		847,301

Multiline Retail—0.4%
Kohl’s Corp.	5,719	310,141
Macy’s, Inc.	2,119	53,378
Target Corp.	7,207	470,257

		833,776

Oil, Gas & Consumable Fuels—1.5%
Abraxas Petroleum Corp. (a)	28,950	71,217
Avance Gas Holding, Ltd. (144A) (a)	5,918	16,813
BW LPG, Ltd. (144A) (a) (b)	18,789	88,410
Caltex Australia, Ltd.	9,205	244,141
China Aviation Oil Singapore Corp., Ltd.	60,000	72,669
EOG Resources, Inc.	2,000	215,820
Exxon Mobil Corp.	2,721	227,584
Galp Energia SGPS S.A.	22,066	405,377
Geopark, Ltd. (a)	8,382	83,066
KNOT Offshore Partners L.P.	2,334	48,430
Neste Oyj	6,689	428,062
Repsol S.A.	15,102	266,907
REX American Resources Corp. (a)	540	44,707
Royal Dutch Shell plc - A Shares	3,540	118,055
Teekay Tankers, Ltd. - Class A	11,048	15,467
Valero Energy Corp.	7,355	675,998

		3,022,723

Paper & Forest Products—0.5%
Canfor Pulp Products, Inc.	988	10,493
Holmen AB - B Shares	4,705	249,622
Interfor Corp. (a)	6,610	111,061
Norbord, Inc.	5,099	172,603
UPM-Kymmene Oyj	13,648	423,475
Western Forest Products, Inc.	6,956	13,558

		980,812

Personal Products—0.0%
Best World International, Ltd.	90,000	89,033

Pharmaceuticals—1.4%
Allergan plc	2,076	339,592
Eli Lilly & Co.	4,743	400,594
Johnson & Johnson	12,712	1,776,120
Mallinckrodt plc (a)	2,214	49,948
Merck & Co., Inc.	421	23,690
Merck KGaA	197	21,215
Teva Pharmaceutical Industries, Ltd.	9,572	181,707

		2,792,866

Professional Services—0.6%
Adecco Group AG	1,532	117,090
Barrett Business Services, Inc.	2,884	185,989
CBIZ, Inc. (a)	7,003	108,197
ICF International, Inc. (a)	331	17,378
Kelly Services, Inc. - Class A	2,137	58,276
Navigant Consulting, Inc. (a)	8,932	173,370
Willdan Group, Inc. (a)	2,434	58,270
Wolters Kluwer NV	8,088	421,172

		1,139,742

Real Estate Management & Development—0.2%
Allreal Holding AG (a)	334	56,473
Deutsche Wohnen SE	1,518	66,186
Entra ASA (144A)	10,851	161,206
Nexity S.A. (a)	2,989	177,909

		461,774

Road & Rail—0.9%
ArcBest Corp.	690	24,668
East Japan Railway Co.	5,200	506,954
National Express Group plc	4,771	24,476
Nobina AB (144A)	6,741	44,367
Senko Group Holdings Co., Ltd.	3,000	21,653
Union Pacific Corp.	5,144	689,810
West Japan Railway Co.	5,200	379,356

		1,691,284

Semiconductors & Semiconductor Equipment—4.2%
Alpha & Omega Semiconductor, Ltd. (a)	2,889	47,264
Applied Materials, Inc.	13,546	692,471
BE Semiconductor Industries NV	4,007	334,792
Cabot Microelectronics Corp.	2,828	266,058
Entegris, Inc.	5,168	157,366
Intel Corp.	28,358	1,309,005
KLA-Tencor Corp.	3,495	367,220
Lam Research Corp.	2,845	523,679
Maxim Integrated Products, Inc.	7,509	392,571
Micron Technology, Inc. (a)	18,240	750,029
Nanometrics, Inc. (a)	6,367	158,666
NVIDIA Corp.	5,262	1,018,197
ON Semiconductor Corp. (a)	17,948	375,831
Photronics, Inc. (a)	1,775	15,132

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Rohm Co., Ltd.	3,600	$396,606
Rudolph Technologies, Inc. (a)	8,766	209,507
Texas Instruments, Inc.	9,324	973,799
Towa Corp.	9,500	184,340
Ultra Clean Holdings, Inc. (a)	9,192	212,243

		8,384,776

Software—0.9%
Micro Focus International plc (ADR) (a)	2,253	75,678
Microsoft Corp.	11,544	987,474
Open Text Corp.	7,674	272,955
Symantec Corp.	12,912	362,311

		1,698,418

Specialty Retail—0.4%
American Eagle Outfitters, Inc.	5,370	100,956
Best Buy Co., Inc.	333	22,800
Big 5 Sporting Goods Corp. (b)	11,638	88,449
Bilia AB - A Shares	11,536	112,483
Foot Locker, Inc.	4,570	214,242
GameStop Corp. - Class A	4,894	87,847
Valora Holding AG	197	65,648

		692,425

Technology Hardware, Storage & Peripherals—2.4%
Apple, Inc.	19,390	3,281,370
Brother Industries, Ltd.	7,200	177,718
FUJIFILM Holdings Corp.	10,200	416,422
Hewlett Packard Enterprise Co.	16,410	235,648
HP, Inc.	16,668	350,195
Logitech International S.A.	7,377	248,162

		4,709,515

Textiles, Apparel & Luxury Goods—0.0%
Chargeurs S.A.	2,572	78,075

Thrifts & Mortgage Finance—0.0%
Territorial Bancorp, Inc.	823	25,406

Tobacco—0.5%
British American Tobacco plc (ADR)	5,373	359,937
Imperial Brands plc	11,332	484,273
Scandinavian Tobacco Group A/S (144A)	2,504	48,429

		892,639

Trading Companies & Distributors—0.5%
Aircastle, Ltd.	8,827	206,463
H&E Equipment Services, Inc.	755	30,691
Marubeni Corp.	55,300	401,543
Rush Enterprises, Inc. - Class A (a)	5,773	293,326
Rush Enterprises, Inc. - Class B (a)	961	46,330

		978,353

Transportation Infrastructure—0.1%
Enav S.p.A. (144A)	24,448	132,247

Water Utilities—0.1%
SJW Group	2,222	141,830

Wireless Telecommunication Services—0.6%
NTT DoCoMo, Inc.	11,400	269,288
SoftBank Group Corp.	5,100	402,916
Vodafone Group plc	182,910	577,826

		1,250,030

Total Common Stocks (Cost $95,824,432)		118,683,985

U.S. Treasury & Government Agencies—21.8%

U.S. Treasury—21.8%
U.S. Treasury Bonds 3.000%, 11/15/44	1,267,000	1,330,795
3.125%, 02/15/43 (c)	2,538,000	2,726,665
4.375%, 05/15/41 (d)	2,607,000	3,372,908
4.500%, 05/15/38 (d)	2,854,000	3,709,308
5.375%, 02/15/31	1,139,000	1,513,402
6.875%, 08/15/25	1,351,000	1,778,465
7.625%, 11/15/22	1,986,000	2,486,457
7.875%, 02/15/21	1,839,000	2,166,285
U.S. Treasury Notes 0.750%, 02/28/18	1,607,000	1,605,489
0.875%, 07/31/19	1,483,000	1,460,639
1.000%, 06/30/19	1,483,000	1,464,520
1.125%, 03/31/20	1,471,000	1,445,890
1.500%, 02/28/19	1,483,000	1,477,091
2.000%, 05/31/21	1,839,000	1,835,839
2.000%, 11/15/21	2,022,000	2,015,997
2.000%, 02/15/23 (c)	6,568,000	6,500,524
2.125%, 08/31/20	1,766,000	1,774,140
2.250%, 07/31/18 (d)	1,325,000	1,329,917
2.375%, 08/15/24	2,027,000	2,033,493
3.125%, 05/15/19	1,483,000	1,508,373

Total U.S. Treasury & Government Agencies (Cost $44,326,229)		43,536,197

Mutual Funds—6.8%

Investment Company Securities—6.8%
iShares iBoxx $ Investment Grade Corporate Bond ETF	55,900	6,795,204
Vanguard Intermediate-Term Corporate Bond ETF	77,100	6,737,769

Total Mutual Funds (Cost $13,555,414)		13,532,973

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Rights—0.0%

Security Description	Shares/ Principal Amount*	Value

Oil & Gas—0.0%
Repsol S.A., Expires 01/10/18 (a) (Cost $6,888)	15,102	$6,867

Short-Term Investment—10.8%

Repurchase Agreement—10.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $21,462,867 on 01/02/18, collateralized by $21,710,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $21,895,078.	21,461,913	21,461,913

Total Short-Term Investments (Cost $21,461,913)		21,461,913

Securities Lending Reinvestments (e)—0.5%

Repurchase Agreements—0.5%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $120,441 on 01/02/18, collateralized by $121,692 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $122,927.	120,418	120,418
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $210,033 on 01/02/18, collateralized by $189,259 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $214,200.	210,000	210,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $210,036 on 01/02/18, collateralized by $216,216 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $214,201.	210,000	210,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $200,034 on 01/02/18, collateralized by $302,421 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $204,035.	200,000	200,000

Repurchase Agreements—(Continued)
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $200,032 on 01/02/18, collateralized by $603,132 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $204,000.	200,000	200,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $90,581 on 01/02/18, collateralized by various Common Stock with a value of $100,229.	90,000	90,000

Total Securities Lending Reinvestments (Cost $1,030,418)		1,030,418

Total Investments—99.5% (Cost $176,205,294)		198,252,353
Other assets and liabilities (net)—0.5%		986,813

Net Assets—100.0%		$199,239,166

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $988,465 and the collateral received consisted of cash in the amount of $1,030,418. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $1,854,299.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2017, the market value of securities pledged was $3,297,731.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $1,389,902, which is 0.7% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
British Pound Currency Futures	03/19/18	40	USD	3,389,250	$35,619
Euro Currency Futures	03/19/18	20	USD	3,018,875	56,447
Euro STOXX 50 Index Futures	03/16/18	90	EUR	3,143,700	(80,056)
MSCI Emerging Markets Index Mini Futures	03/16/18	107	USD	6,225,795	204,663

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Russell 2000 Index Mini Futures	03/16/18	35	USD	2,688,875	$12,020
S&P 500 Index E-Mini Futures	03/16/18	29	USD	3,880,200	11,607
TOPIX Index Futures	03/08/18	24	JPY	436,080,000	71,047
U.S. Treasury Note 10 Year Futures	03/20/18	14	USD	1,736,656	(5,275)

Futures Contracts—Short
Australian Currency Futures	03/19/18	(30)	USD	(2,343,300)	(61,400)
FTSE 100 Index Futures	03/16/18	(15)	GBP	(1,145,700)	(40,530)
Japanese Yen Currency Futures	03/19/18	(50)	USD	(5,571,250)	(16,383)
U.S. Treasury Note 5 Year Futures	03/29/18	(4)	USD	(464,656)	2,181

Net Unrealized Appreciation					$189,940

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums (Received)	Unrealized Depreciation
Pay	3M LIBOR	Quarterly	1.437%	Semi-Annually	07/29/26	USD	6,000,000	$(430,805)	$—	$(430,805)
Pay	3M LIBOR	Quarterly	1.610%	Semi-Annually	05/18/26	USD	45,000,000	(2,541,892)	(9,527)	(2,532,365)
Pay	3M LIBOR	Quarterly	2.200%	Semi-Annually	05/31/27	USD	8,000,000	(118,329)	—	(118,329)
Pay	3M LIBOR	Quarterly	2.302%	Semi-Annually	10/10/27	USD	6,000,000	(44,986)	—	(44,986)

Totals								$(3,136,012)	$(9,527)	$(3,126,485)

Glossary of Abbreviations

Currencies

(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviation

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchanged-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$629,048	$49,178	$—	$678,226
Air Freight & Logistics	916,491	696,089	—	1,612,580
Airlines	664,184	884,610	—	1,548,794
Auto Components	940,797	868,421	—	1,809,218
Automobiles	1,824,864	2,779,129	—	4,603,993
Banks	3,472,550	4,365,416	—	7,837,966
Beverages	1,448,960	564,325	—	2,013,285
Biotechnology	2,618,688	25,312	—	2,644,000
Building Products	617,841	—	—	617,841
Capital Markets	1,620,153	—	—	1,620,153
Chemicals	2,000,539	1,963,306	—	3,963,845
Commercial Services & Supplies	474,512	542,453	—	1,016,965
Communications Equipment	1,200,782	—	—	1,200,782
Construction & Engineering	26,161	1,345,689	—	1,371,850
Construction Materials	—	615,075	—	615,075
Consumer Finance	95,019	—	—	95,019
Containers & Packaging	181,290	346,694	—	527,984
Diversified Financial Services	486,904	—	—	486,904
Diversified Telecommunication Services	2,863,765	1,199,016	—	4,062,781
Electric Utilities	2,320,465	970,250	—	3,290,715
Electrical Equipment	—	26,476	—	26,476
Electronic Equipment, Instruments & Components	1,526,369	1,187,909	—	2,714,278
Energy Equipment & Services	131,812	—	—	131,812
Equity Real Estate Investment Trusts	123,171	105,833	—	229,004
Food & Staples Retailing	808,791	374,358	—	1,183,149
Food Products	1,723,891	1,088,034	—	2,811,925
Gas Utilities	582,030	—	—	582,030
Health Care Equipment & Supplies	1,249,552	—	—	1,249,552
Health Care Providers & Services	5,646,388	—	—	5,646,388
Hotels, Restaurants & Leisure	2,538,121	1,264,130	—	3,802,251
Household Durables	1,523,021	1,871,267	—	3,394,288
Household Products	114,931	—	—	114,931
Independent Power and Renewable Electricity Producers	114,053	75,805	—	189,858
Industrial Conglomerates	725,444	521,032	—	1,246,476
Insurance	5,159,685	2,841,563	—	8,001,248
Internet & Direct Marketing Retail	378,908	—	—	378,908
Internet Software & Services	1,884,765	—	—	1,884,765
IT Services	1,535,671	870,218	—	2,405,889
Machinery	1,087,868	1,047,305	—	2,135,173
Marine	—	204,331	—	204,331

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Media	$2,399,576	$47,248	$—	$2,446,824
Metals & Mining	876,431	2,513,308	—	3,389,739
Mortgage Real Estate Investment Trusts	2,053,689	—	—	2,053,689
Multi-Utilities	355,748	491,553	—	847,301
Multiline Retail	833,776	—	—	833,776
Oil, Gas & Consumable Fuels	1,382,289	1,640,434	—	3,022,723
Paper & Forest Products	307,715	673,097	—	980,812
Personal Products	—	89,033	—	89,033
Pharmaceuticals	2,589,944	202,922	—	2,792,866
Professional Services	601,480	538,262	—	1,139,742
Real Estate Management & Development	—	461,774	—	461,774
Road & Rail	714,478	976,806	—	1,691,284
Semiconductors & Semiconductor Equipment	7,469,038	915,738	—	8,384,776
Software	1,698,418	—	—	1,698,418
Specialty Retail	514,294	178,131	—	692,425
Technology Hardware, Storage & Peripherals	4,115,375	594,140	—	4,709,515
Textiles, Apparel & Luxury Goods	—	78,075	—	78,075
Thrifts & Mortgage Finance	25,406	—	—	25,406
Tobacco	359,937	532,702	—	892,639
Trading Companies & Distributors	576,810	401,543	—	978,353
Transportation Infrastructure	—	132,247	—	132,247
Water Utilities	141,830	—	—	141,830
Wireless Telecommunication Services	—	1,250,030	—	1,250,030
Total Common Stocks	78,273,718	40,410,267	—	118,683,985
Total U.S. Treasury & Government Agencies*	—	43,536,197	—	43,536,197
Total Mutual Funds*	13,532,973	—	—	13,532,973
Total Rights*	6,867	—	—	6,867
Total Short-Term Investment*	—	21,461,913	—	21,461,913
Total Securities Lending Reinvestments*	—	1,030,418	—	1,030,418
Total Investments	$91,813,558	$106,438,795	$—	$198,252,353

Collateral for Securities Loaned (Liability)	$—	$(1,030,418)	$—	$(1,030,418)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$393,584	$—	$—	$393,584
Futures Contracts (Unrealized Depreciation)	(203,644)	—	—	(203,644)
Total Futures Contracts	$189,940	$—	$—	$189,940
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(3,126,485)	$—	$(3,126,485)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$176,790,440
Repurchase Agreement	21,461,913
Cash	3,841
Cash denominated in foreign currencies (c)	114,585
Receivable for:
Fund shares sold	387,784
Dividends and interest	536,582
Variation margin on futures contracts	742,610
Variation margin on centrally cleared swap contracts	613,225
Prepaid expenses	448

Total Assets	200,651,428
Liabilities
Collateral for securities loaned	1,030,418
Payables for:
Fund shares redeemed	5,184
Due to Adviser	10,139
Accrued Expenses:
Management fees	112,982
Distribution and service fees	41,845
Deferred trustees’ fees	77,373
Other expenses	134,321

Total Liabilities	1,412,262

Net Assets	$199,239,166

Net Assets Consist of:
Paid in surplus	$176,960,777
Undistributed net investment income	3,034,418
Accumulated net realized gain	128,329
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	19,115,642

Net Assets	$199,239,166

Net Assets
Class B	$199,239,166
Capital Shares Outstanding*
Class B	16,720,710
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.92

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $154,743,381.
(b)	Includes securities loaned at value of $988,465.
(c)	Identified cost of cash denominated in foreign currencies was $108,776.

Consolidated§ Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$3,463,879
Interest	880,659
Securities lending income	110,282

Total investment income	4,454,820
Expenses
Management fees	1,206,607
Administration fees	38,363
Deferred expense reimbursement	149,144
Custodian and accounting fees	76,157
Distribution and service fees—Class B	446,892
Audit and tax services	80,707
Legal	49,003
Trustees’ fees and expenses	53,081
Shareholder reporting	25,695
Insurance	1,101
Miscellaneous	18,330

Total expenses	2,145,080

Net Investment Income	2,309,740

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	2,886,383
Futures contracts	1,633,396
Swap contracts	248,598
Foreign currency transactions	16,205

Net realized gain	4,784,582

Net change in unrealized appreciation on:
Investments	18,337,185
Futures contracts	67,136
Swap contracts	3,830
Foreign currency transactions	8,830

Net change in unrealized appreciation	18,416,981

Net realized and unrealized gain	23,201,563

Net Increase in Net Assets From Operations	$25,511,303

(a)	Net of foreign withholding taxes of $127,670.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,309,740	$1,819,251
Net realized gain (loss)	4,784,582	(2,082,335)
Net change in unrealized appreciation	18,416,981	3,474,851

Increase in net assets from operations	25,511,303	3,211,767

From Distributions to Shareholders
Net investment income
Class B	(2,689,742)	(72,414)

Total distributions	(2,689,742)	(72,414)

Increase in net assets from capital share transactions	15,796,097	36,307,655

Total increase in net assets	38,617,658	39,447,008

Net Assets
Beginning of period	160,621,508	121,174,500

End of period	$199,239,166	$160,621,508

Undistributed net investment income
End of period	$3,034,418	$2,500,868

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	2,664,494	$29,851,828	4,912,986	$50,660,716
Reinvestments	242,976	2,689,742	6,983	72,414
Redemptions	(1,506,483)	(16,745,473)	(1,382,150)	(14,425,475)

Net increase	1,400,987	$15,796,097	3,537,819	$36,307,655

Increase derived from capital shares transactions		$15,796,097		$36,307,655

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2017	2016		2015	2014(a)
Net Asset Value, Beginning of Period	$10.48	$10.28		$10.51	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.14	0.13	(c)	0.09	(0.04)
Net realized and unrealized gain (loss) on investments	1.47	0.08		(0.19)	0.70

Total from investment operations	1.61	0.21		(0.10)	0.66

Less Distributions
Distributions from net investment income	(0.17)	(0.01)		(0.11)	(0.05)
Distributions from net realized capital gains	0.00	0.00		(0.02)	(0.10)

Total distributions	(0.17)	(0.01)		(0.13)	(0.15)

Net Asset Value, End of Period	$11.92	$10.48		$10.28	$10.51

Total Return (%) (d)	15.49	1.99		(0.98)	6.52	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	1.20		1.35	2.98	(f)
Net ratio of expenses to average net assets (%) (g)	1.20	1.20		1.20	1.20	(f)
Ratio of net investment income (loss) to average net assets (%)	1.29	1.23	(c)	0.87	(0.51	)(f)
Portfolio turnover rate (%)	32	49		23	19	(e)
Net assets, end of period (in millions)	$199.2	$160.6		$121.2	$37.1

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 14, 2014 and it invests in commodity-related instruments such as futures, options, and swap contracts. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Allianz Global Investors U.S. LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2017, the Portfolio held $0 in the Subsidiary. For the year ended December 31, 2017, the Portfolio made no investments in the Subsidiary.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the consolidated financial statements were issued.

BHFTI-17

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage-backed and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including

BHFTI-18

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

BHFTI-19

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

to foreign currency transactions, real estate investment trusts (“REITs”), partnerships, passive foreign investment companies (“PFICs”), swap transactions, adjustments to prior period accumulated balances and premium amortization. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $21,461,913, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $1,030,418, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Consolidated Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Consolidated Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

BHFTI-20

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty

BHFTI-21

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$3,126,485
	Unrealized appreciation on futures contracts (a) (c)	$2,181	Unrealized depreciation on futures contracts (a) (c)	5,275
Equity	Unrealized appreciation on futures contracts (a) (c)	299,337	Unrealized depreciation on futures contracts (a) (c)	120,586
Foreign Exchange	Unrealized appreciation on futures contracts (a) (c)	92,066	Unrealized depreciation on futures contracts (a) (c)	77,783

Total		$393,584		$3,330,129

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$(295,330)	$2,043,045	$(114,319)	$1,633,396
Swap contracts	248,598	—	—	248,598

	$(46,732)	$2,043,045	$(114,319)	$1,881,994

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$(121,829)	$174,682	$14,283	$67,136
Swap contracts	3,830	—	—	3,830

	$(117,999)	$174,682	$14,283	$70,966

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$7,909,995
Futures contracts short	(5,599,099)
Swap contracts	57,166,667

‡	Averages are based on activity levels during the year.

BHFTI-22

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

BHFTI-23

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$53,722,516	$2,966,000	$53,376,356

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$1,206,607	0.675%	First $250 million
	0.650%	$250 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2018. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement Class B	Expenses Deferred in 2015 Subject to repayment until December 31, 2018
1.20%	$112,700

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of December 31, 2017, the Adviser was repaid $149,144 by the Portfolio which was deferred in 2014. This amount is shown as Deferred expense reimbursement in the Consolidated Statement of Operations. There were no expenses deferred by the Adviser for the year ended December 31, 2017.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

BHFTI-24

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$177,175,616
Gross unrealized appreciation	29,388,683
Gross unrealized depreciation	(11,376,911)

Net unrealized appreciation (depreciation)	$18,011,772

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$2,689,742	$72,414	$—	$—	$2,689,742	$72,414

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$4,338,862	$—	$18,016,900	$—	$22,355,762

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $3,299,894. As of December 31, 2017, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the

BHFTI-25

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s consolidated financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

11. Subsequent Events

At a meeting held on November 29, 2017, the Board approved the acquisition of the Portfolio by the Brighthouse Funds Trust I JPMorgan Global Active Allocation Portfolio (“JPM Global Active Allocation Portfolio”), subject to the approval of shareholders of the Portfolio. On February 23, 2018, the shareholders of the Portfolio will consider the approval of the proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of the Portfolio by the JPM Global Active Allocation Portfolio in exchange for shares of the JPM Global Active Allocation Portfolio. If approved by shareholders, it is anticipated that the reorganization will close on or about April 27, 2018.

BHFTI-26

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the periods presented, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio and subsidiary of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-27

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-28

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-29

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-30

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-31

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Allianz Global Investors U.S. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three-year and since-inception (beginning April 14, 2014) periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended index for the three-year and since-inception periods ended October 31, 2017, and outperformed its benchmark and its blended index for the one-year period ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and the Portfolio’s total expenses (exclusive of 12b-l fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

At its November 28-30, 2017 meeting, the Board also approved the reorganization of the Portfolio with and into the JPMorgan Global Active Allocation Portfolio to be effective on or about May 1, 2018.

BHFTI-32

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2017, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 17.19% and 16.86%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 15.15%.

ECONOMIC AND MARKET REVIEW

For a non-election year, 2017 was marked by an unusual amount of political distraction, but the achievements by the government did not deviate far from consensus expectations at the beginning of the year, except for the failed attempt to repeal the Affordable Care Act. While promises of deregulation are yet to be fulfilled, we saw an attempt to at least turn the tide, exemplified by a significant reduction in new proposed regulation. In addition, the government finished off the year by engineering a long-awaited tax overhaul, which, despite its hefty price tag, was well-received by the markets. As such, the economic momentum from previous years carried over, resulting in real gross domestic product (“GDP”) growth of 2.3% in 2017 (up from 1.5% in 2016) and an unemployment rate of 4.1% (the lowest since 2000).

Many also expected that the rise in interest rates in the fourth quarter of 2016 would carry over to 2017. But despite healthy economic growth and stubbornly low inflation (as evidenced by relatively low growth in wages), the Affordable Care Act debacle led to doubts that other policies would be implemented as promised. At the same time, concerns about negative effects from ballooning public debt on long-term economic growth resulted in lower rates on both 10- and 30-year Treasury bonds. 1-year rates, however, approximately doubled as the Federal Reserve (the “Fed”) raised their target rate three times during the year, driving a 0.75% increase in total, citing the continued improvement in labor markets and the economy. As of this writing, the target rate range stands between 1.25% and 1.50%. In addition, October 2017 marked the month where the Fed embarked on its journey to “normalize” its balance sheet, which had swollen to $4.5 trillion after three rounds of quantitative easing. While the exact numbers contemplated by the Fed are presently unknown, the “normalization” is thought to indicate a balance sheet reduction of approximately $1.5—$2 trillion over the next 3—4 years.

The economic news outside of the U.S. was quite encouraging as well. In fact, 2017 was on track to become the first year since 2010 in which all G20 countries (the twenty largest economies) experienced economic growth, but Saudi Arabia spoiled the party as its GDP contracted by approximately 0.5%. Like the U.S., many G20 countries had their share of political controversies and experienced growth in spite of them. In the U.K., Prime Minister Theresa May began the process to withdraw the country from the European Union as desired by the majority of voters in the 2016 “Brexit” vote, a decision that the latest polls (December 2017) indicate the majority is now against, as the potential negative economic consequences of the decision have become clearer to U.K. citizens. In France, populism gained strength, but was eventually defeated when far-right candidate Marine Le Pen lost the French presidential election to Emmanuel Macron. This result prompted not only long overdue reforms in France but a broader wave of optimism across Europe. The Communist Party of China held its 19th national congress, an event that takes place every five years and sets the stage for who will run the country and which policies will be followed. As expected, the Party continues to support President Xi Jinping in his efforts to gradually steer the country’s economy on its path from a manufacturing economy towards a service economy. However, the majority of the growth in China since the financial crisis has come from debt-fueled investments, and one of China’s biggest challenges will be to manage its growth in debt without triggering a significant economic slowdown. Lastly, after years of suffering from falling commodity prices accompanied by falling exchange rates, many commodity-producing emerging market economies saw 2017 as a year of recovery and growth, as commodity prices stabilized and cheaper currencies increased their competitiveness.

All in all, 2017 was another great year for investors, with all the major asset classes delivering strong returns. International equities led the charge with emerging markets returning of 37.3% and Non-U.S. Developed equities returning 25.0%, as measured by the MSCI Emerging Markets Index and MSCI EAFE Index respectively. U.S. stocks fared well too, with large cap stocks returning 21.8% (S&P 500 Index) and small cap stocks returning 14.7% (Russell 2000 Index). Even fixed income securities managed to deliver positive returns, with the Bloomberg Barclays U.S. Aggregate Bond Index up 3.5% for the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Balanced Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

Over the twelve-month period, the Portfolio outpaced the Dow Jones Moderate Index. While Portfolio expenses and underweights to small cap equity and mid cap equity weighed on performance, an overweight to equities in general, and to large cap equity more specifically, as well as strong security selection in the underlying equity funds, more than outweighed the negative impact.

Contribution from the domestic equity portfolios to relative performance was positive, as strong security selection in most of the underlying portfolios and a general bias towards large cap equities supported returns. One of the strongest performers was the American Funds IS Growth Fund, which outperformed its benchmark significantly as a result of a large overweight to Technology which was the highest returning sector for the year, and strong security selection within Consumer Discretionary, Healthcare, Industrials, and Technology. Another strong performer was the American Funds Fundamental Investors Fund, which benefitted from strong selection within Industrials, Consumer Discretionary, and Technology. Detracting

BHFTI-1

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

from relative performance was the American Funds IS Blue Chip Income & Growth Fund which suffered from poor security selection within Consumer Staples and Financial Services, as well as an overweight to Energy and an underweight to Technology (both positions were headwinds to performance).

Non-domestic equity portfolios generally delivered positive contributions to performance as a result of strong security selection. Most notably, the American Funds IS New World Fund significantly outperformed it benchmark, driven by beneficial security selection within Energy and Financial Services. The American Funds IS International Fund also aided relative performance, and outpaced its benchmark as a result of strong security selection within Consumer Discretionary, Industrials, and Technology. At the other end of the spectrum was the American Funds IS International Growth and Income Fund, which significantly underperformed its benchmark. The main drivers of underperformance were a large allocation to cash, an underweight to Technology, and poor security selection within Healthcare.

Contribution from fixed income was generally negative, primarily because of poor security selection and an underweight to foreign bonds. The strongest performer was the American Funds IS Bond Fund, which outperformed its benchmark largely due to positions within non-U.S. developed market bonds, high yield corporate bonds, and emerging market bonds. The American Funds IS US Government/AAA-Rated Securities Fund detracted from results and significantly lagged its benchmark due to poor security selection within corporate bonds. Finally, the American Funds IS Global Bond Fund had a negative impact on performance due to security selection within U.S. agency bonds and Mortgage-Backed Securities.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[2]
American Funds Balanced Allocation Portfolio
Class B	17.19	9.81	6.54
Class C	16.86	9.47	6.23
Dow Jones Moderate Index	15.15	8.11	6.09

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
American Funds Bond Fund (Class 1)	12.3
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	10.3
American Funds Growth-Income Fund (Class 1)	9.2
American Funds Growth Fund (Class 1)	9.2
American Funds Blue Chip Income and Growth Fund (Class 1)	8.3
American Funds Fundamental Investors Fund (Class R-6)	8.2
American Funds International Growth and Income Fund (Class 1)	8.2
American Funds American Mutual Fund (Class R-6)	8.2
American Funds AMCAP Fund (Class R-6)	8.2
American Funds International Fund (Class 1)	6.1

BHFTI-3

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio			Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class B (a)	Actual		0.73%	$1,000.00	$1,078.90	$3.83
	Hypothetical	*	0.73%	$1,000.00	$1,021.53	$3.72

Class C (a)	Actual		1.03%	$1,000.00	$1,078.40	$5.40
	Hypothetical	*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Schedule of Investments as of December 31, 2017

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	12,766,897	$405,987,334
American Funds American Mutual Fund (Class R-6)	9,964,385	406,646,559
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	27,494,834	411,322,715
American Funds Bond Fund (Class 1) (a)	56,300,566	609,172,129
American Funds Fundamental Investors Fund (Class R-6)	6,560,102	408,169,551
American Funds Global Bond Fund (Class 1) (a)	12,019,413	142,790,627
American Funds Global Small Capitalization Fund (Class 1) (a)	6,005,657	152,423,568
American Funds Growth Fund (Class 1) (a)	5,852,860	455,645,143
American Funds Growth-Income Fund (Class 1)	9,101,466	457,075,638
American Funds High-Income Bond Fund (Class 1) (a)	19,466,390	198,362,516
American Funds International Fund (Class 1) (a)	14,019,796	304,369,777
American Funds International Growth and Income Fund (Class 1) (a)	22,980,210	407,209,321

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	3,996,897	101,121,499
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	42,471,057	513,050,363

Total Mutual Funds (Cost $4,321,443,219)		4,973,346,740

Total Investments—100.1% (Cost $4,321,443,219)		4,973,346,740
Other assets and liabilities (net)—(0.1)%		(2,774,092)

Net Assets—100.0%		$4,970,572,648

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,973,346,740	$—	$—	$4,973,346,740
Total Investments	$4,973,346,740	$—	$—	$4,973,346,740

BHFTI-5

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a)	$1,779,000,581
Affiliated investments at value (b)	3,194,346,159
Receivable for:
Affiliated investments sold	760,498
Investments sold	688,025
Fund shares sold	597,526
Prepaid expenses	12,810

Total Assets	4,975,405,599
Liabilities
Payables for:
Fund shares redeemed	2,046,049
Accrued Expenses:
Management fees	242,390
Distribution and service fees	2,313,487
Deferred trustees’ fees	129,869
Other expenses	101,156

Total Liabilities	4,832,951

Net Assets	$4,970,572,648

Net Assets Consist of:
Paid in surplus	$4,000,784,006
Undistributed net investment income	68,836,378
Accumulated net realized gain	249,048,743
Unrealized appreciation on investments and affiliated investments	651,903,521

Net Assets	$4,970,572,648

Net Assets
Class B	$9,712,669
Class C	4,960,859,979
Capital Shares Outstanding*
Class B	910,154
Class C	468,512,656
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.67
Class C	10.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,398,269,078.
(b)	Identified cost of affiliated investments was $2,923,174,141.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends from Underlying Portfolios	$26,939,209
Dividends from affiliated investments	61,665,503

Total investment income	88,604,712
Expenses
Management fees	2,793,072
Administration fees	22,274
Custodian and accounting fees	27,398
Distribution and service fees—Class B	22,815
Distribution and service fees—Class C	26,548,600
Audit and tax services	31,348
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	92,868
Insurance	31,279
Miscellaneous	30,642

Total expenses	29,690,088

Net Investment Income	58,914,624

Net Realized and Unrealized Gain
Net realized gain on:
Investments	58,928,822
Affiliated investments	46,594,185
Capital gain distributions from Underlying Portfolios	88,336,861
Capital gain distributions from affiliated investments	69,466,056

Net realized gain	263,325,924

Net change in unrealized appreciation on:
Investments	171,769,689
Affiliated investments	256,809,334

Net change in unrealized appreciation	428,579,023

Net realized and unrealized gain	691,904,947

Net Increase in Net Assets From Operations	$750,819,571

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$58,914,624	$58,196,843
Net realized gain	263,325,924	257,065,059
Net change in unrealized appreciation	428,579,023	25,346,531

Increase in net assets from operations	750,819,571	340,608,433

From Distributions to Shareholders
Net investment income
Class B	(159,160)	(153,900)
Class C	(71,715,057)	(73,536,216)
Net realized capital gains
Class B	(445,987)	(655,021)
Class C	(240,889,036)	(382,742,713)

Total distributions	(313,209,240)	(457,087,850)

Increase (decrease) in net assets from capital share transactions	(80,781,381)	200,979,185

Total increase in net assets	356,828,950	84,499,768

Net Assets
Beginning of period	4,613,743,698	4,529,243,930

End of period	$4,970,572,648	$4,613,743,698

Undistributed net investment income
End of period	$68,836,378	$71,366,014

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	83,769	$857,594	151,526	$1,464,305
Reinvestments	61,250	605,147	86,981	808,921
Redemptions	(89,827)	(928,810)	(89,370)	(863,395)

Net increase	55,192	$533,931	149,137	$1,409,831

Class C
Sales	11,932,268	$121,147,287	17,425,333	$169,725,991
Reinvestments	31,833,411	312,604,093	49,380,836	456,278,929
Redemptions	(50,607,777)	(515,066,692)	(43,918,225)	(426,435,566)

Net increase (decrease)	(6,842,098)	$(81,315,312)	22,887,944	$199,569,354

Increase (decrease) derived from capital shares transactions		$(80,781,381)		$200,979,185

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.76	$10.07	$10.84	$11.50	$10.51

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.15	0.16	0.20	0.16
Net realized and unrealized gain (loss) on investments	1.46	0.60	(0.17)	0.46	1.71

Total from investment operations	1.62	0.75	(0.01)	0.66	1.87

Less Distributions
Distributions from net investment income	(0.19)	(0.20)	(0.19)	(0.19)	(0.19)
Distributions from net realized capital gains	(0.52)	(0.86)	(0.57)	(1.13)	(0.69)

Total distributions	(0.71)	(1.06)	(0.76)	(1.32)	(0.88)

Net Asset Value, End of Period	$10.67	$9.76	$10.07	$10.84	$11.50

Total Return (%) (b)	17.19	8.04	(0.33)	6.38	18.91

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	1.55	1.55	1.49	1.81	1.52
Portfolio turnover rate (%)	6	8	9	7	33
Net assets, end of period (in millions)	$9.7	$8.3	$7.1	$5.8	$4.5

	Class C
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.69	$9.99	$10.76	$11.42	$10.44

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.12	0.11	0.15	0.13
Net realized and unrealized gain (loss) on investments	1.46	0.61	(0.16)	0.47	1.69

Total from investment operations	1.58	0.73	(0.05)	0.62	1.82

Less Distributions
Distributions from net investment income	(0.16)	(0.17)	(0.15)	(0.15)	(0.15)
Distributions from net realized capital gains	(0.52)	(0.86)	(0.57)	(1.13)	(0.69)

Total distributions	(0.68)	(1.03)	(0.72)	(1.28)	(0.84)

Net Asset Value, End of Period	$10.59	$9.69	$9.99	$10.76	$11.42

Total Return (%) (b)	16.86	7.81	(0.71)	6.05	18.53

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.61	0.61	0.61	0.61	0.61
Ratio of net investment income to average net assets (%) (d)	1.22	1.28	1.05	1.36	1.17
Portfolio turnover rate (%)	6	8	9	7	33
Net assets, end of period (in millions)	$4,960.9	$4,605.4	$4,522.1	$4,909.1	$4,894.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

BHFTI-9

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$268,880,662	$0	$445,946,291

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$2,793,072	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

BHFTI-10

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B and Class C Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated Issuers during the year ended December 31, 2017 is as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2017
American Funds Blue Chip Income and Growth Fund (Class 1)	$383,763,490	$23,142,718	$(36,039,061)	$9,884,761	$30,570,807	$411,322,715
American Funds Bond Fund (Class 1)	580,782,906	27,721,920	(291,118)	13,350	945,071	609,172,129
American Funds Global Bond Fund (Class 1)	130,873,415	4,166,442	(73,247)	5,112	7,818,905	142,790,627
American Funds Global Small Capitalization Fund (Class 1)	136,557,185	976,014	(18,339,837)	4,204,672	29,025,534	152,423,568
American Funds Growth Fund (Class 1)	424,331,603	45,361,443	(80,706,061)	21,282,617	45,375,541	455,645,143
American Funds High-Income Bond Fund (Class 1)*	187,243,572	13,340,559	(2,420,577)	39,651	159,311	198,362,516
American Funds International Fund (Class 1)	269,677,303	7,727,974	(47,881,158)	8,039,738	66,805,920	304,369,777
American Funds International Growth and Income Fund (Class 1)*	357,451,471	9,716,322	(38,186,234)	3,133,173	75,094,589	407,209,321
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)*	490,867,660	21,420,052	(242,116)	(8,889)	1,013,656	513,050,363

	$2,961,548,605	$153,573,444	$(224,179,409)	$46,594,185	$256,809,334	$3,194,346,159

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of December 31, 2017. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

BHFTI-11

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
American Funds Blue Chip Income and Growth Fund (Class 1)	$14,425,985	$8,687,969	27,494,834
American Funds Bond Fund (Class 1)	8,620,461	13,008,291	56,300,566
American Funds Global Bond Fund (Class 1)	841,910	787,686	12,019,413
American Funds Global Small Capitalization Fund (Class 1)	—	974,150	6,005,657
American Funds Growth Fund (Class 1)	42,143,116	3,217,407	5,852,860
American Funds High-Income Bond Fund (Class 1)	—	13,315,526	19,466,390
American Funds International Fund (Class 1)	3,434,584	4,292,865	14,019,796
American Funds International Growth and Income Fund (Class 1)	—	9,411,945	22,980,210
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	—	7,969,664	42,471,057

	$69,466,056	$61,665,503

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$4,324,818,054
Gross unrealized appreciation	688,991,706
Gross unrealized depreciation	(40,463,020)

Net unrealized appreciation (depreciation)	$648,528,686

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$71,874,216	$73,690,116	$241,335,023	$383,397,734	$313,209,239	$457,087,850

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$68,966,246	$252,423,575	$648,528,686	$—	$969,918,507

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-12

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Balanced Allocation Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Balanced Allocation Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Balanced Allocation Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-15

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio (formerly, MetLife Asset Allocation 20 Portfolio), Brighthouse Asset Allocation 40 Portfolio (formerly, MetLife Asset Allocation 40 Portfolio), Brighthouse Asset Allocation 60 Portfolio (formerly, MetLife Asset Allocation 60 Portfolio), Brighthouse Asset Allocation 80 Portfolio (formerly, MetLife Asset Allocation 80 Portfolio) and Brighthouse Asset Allocation 100 Portfolio (formerly, MetLife Asset Allocation 100 Portfolio) (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices, financial condition, relevant compliance program and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-16

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTI-17

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

American Funds Balanced Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2017, and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2017. The Board noted that the Portfolio outperformed its benchmark, the MIST Balanced AA Narrow Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board further considered that the Portfolio outperformed its other benchmark, the Dow Jones Moderate Index, for the same periods.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and Expense Universe median. The Board further noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and equal to the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size and were the lowest in the Expense Group.

BHFTI-18

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2017, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 21.71% and 21.34%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 19.08%.

ECONOMIC AND MARKET REVIEW

For a non-election year, 2017 was marked by an unusual amount of political distraction, but the achievements by the government did not deviate far from consensus expectations at the beginning of the year, except for the failed attempt to repeal the Affordable Care Act. While promises of deregulation are yet to be fulfilled, we saw an attempt to at least turn the tide, exemplified by a significant reduction in new proposed regulation. In addition, the government finished off the year by engineering a long-awaited tax overhaul, which, despite its hefty price tag, was well-received by the markets. As such, the economic momentum from previous years carried over, resulting in real gross domestic product (“GDP”) growth of 2.3% in 2017 (up from 1.5% in 2016) and an unemployment rate of 4.1% (the lowest since 2000).

Many also expected that the rise in interest rates in the fourth quarter of 2016 would carry over to 2017. But despite healthy economic growth and stubbornly low inflation (as evidenced by relatively low growth in wages), the Affordable Care Act debacle led to doubts that other policies would be implemented as promised. At the same time, concerns about negative effects from ballooning public debt on long-term economic growth resulted in lower rates on both 10- and 30-year Treasury bonds. 1-year rates, however, approximately doubled as the Federal Reserve (the “Fed”) raised their target rate three times during the year, driving a 0.75% increase in total, citing the continued improvement in labor markets and the economy. As of this writing, the target rate range stands between 1.25% and 1.50%. In addition, October 2017 marked the month where the Fed embarked on its journey to “normalize” its balance sheet, which had swollen to $4.5 trillion after three rounds of quantitative easing. While the exact numbers contemplated by the Fed are presently unknown, the “normalization” is thought to indicate a balance sheet reduction of approximately $1.5—$2 trillion over the next 3—4 years.

The economic news outside of the U.S. was quite encouraging as well. In fact, 2017 was on track to become the first year since 2010 in which all G20 countries (the twenty largest economies) experienced economic growth, but Saudi Arabia spoiled the party as its GDP contracted by approximately 0.5%. Like the U.S., many G20 countries had their share of political controversies and experienced growth in spite of them. In the U.K., Prime Minister Theresa May began the process to withdraw the country from the European Union as desired by the majority of voters in the 2016 “Brexit” vote, a decision that the latest polls (December 2017) indicate the majority is now against, as the potential negative economic consequences of the decision have become clearer to U.K. citizens. In France, populism gained strength, but was eventually defeated when far-right candidate Marine Le Pen lost the French presidential election to Emmanuel Macron. This result prompted not only long overdue reforms in France but a broader wave of optimism across Europe. The Communist Party of China held its 19th national congress, an event that takes place every five years and sets the stage for who will run the country and which policies will be followed. As expected, the Party continues to support President Xi Jinping in his efforts to gradually steer the country’s economy on its path from a manufacturing economy towards a service economy. However, the majority of growth in China since the financial crisis has come from debt-fueled investments, and one of China’s biggest challenges will be to manage its growth in debt without triggering a significant economic slowdown. Lastly, after years of suffering from falling commodity prices accompanied by falling exchange rates, many commodity-producing emerging market economies saw 2017 as a year of recovery and growth, as commodity prices stabilized and cheaper currencies increased their competitiveness.

All in all, 2017 was another great year for investors, with all the major asset classes delivering strong returns. International equities led the charge with emerging markets returning of 37.3% and Non-U.S. Developed equities returning 25.0%, as measured by the MSCI Emerging Markets Index and MSCI EAFE Index respectively. U.S. stocks fared well too, with large cap stocks returning 21.8% (S&P 500 Index) and small cap stocks returning 14.7% (Russell 2000 Index). Even fixed income securities managed to deliver positive returns, with the Bloomberg Barclays U.S. Aggregate Bond Index up 3.5% for the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Growth Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities

Over the twelve-month period, the Portfolio outpaced the Dow Jones Moderately Aggressive Index. While Portfolio expenses and underweights to small cap equity and mid cap equity weighed on performance, an overweight to equities in general, and to large cap equity more specifically, as well as strong security selection in the underlying equity funds, more than outweighed the negative impact.

Contribution from the domestic equity portfolios to relative performance was positive, as strong security selection in most of the underlying portfolios and a general bias towards large cap equities supported returns. One of the strongest performers was the American Funds IS Growth Fund, which outperformed its benchmark significantly as a result of a large overweight to Technology which was the highest returning sector for the year, and strong security selection within Consumer Discretionary, Healthcare, Industrials, and Technology. Another strong performer was the American Funds Fundamental Investors Fund, which benefitted from strong selection within

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Industrials, Consumer Discretionary, and Technology. Detracting from relative performance was the American Funds IS Blue Chip Income & Growth Fund which suffered from poor security selection within Consumer Staples and Financial Services, as well as an overweight to Energy and an underweight to Technology (both positions were headwinds to performance).

Non-domestic equity portfolios generally delivered positive contributions to performance as a result of strong security selection. Most notably, the American Funds IS New World Fund significantly outperformed it benchmark, driven by beneficial security selection within Energy and Financial Services. The American Funds IS International Fund also aided relative performance, and outpaced its benchmark as a result of strong security selection within Consumer Discretionary, Industrials, and Technology. At the other end of the spectrum was the American Funds IS International Growth and Income Fund, which significantly underperformed its benchmark. The main drivers of underperformance were a large allocation to cash, an underweight to Technology, and poor security selection within Healthcare.

Contribution from fixed income was generally negative, primarily because of poor security selection and an underweight to foreign bonds. The strongest performer was the American Funds IS Bond Fund, which outperformed its benchmark largely due to positions within non-U.S. developed market bonds, high yield corporate bonds, and emerging market bonds. The American Funds IS U.S. Government/AAA-Rated Securities Fund detracted from results and significantly lagged its benchmark due to poor security selection within corporate bonds. Finally, the American Funds IS Global Bond Fund had a negative impact on performance due to security selection within U.S. agency bonds and Mortgage-Backed Securities.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[2]
American Funds Growth Allocation Portfolio
Class B	21.71	12.12	7.13
Class C	21.34	11.80	6.78
Dow Jones Moderately Aggressive Index	19.08	10.30	6.89

1 The Dow Jones Moderately Aggressive Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	12.1
American Funds Fundamental Investors Fund (Class R-6)	11.1
American Funds Growth Fund (Class 1)	11.1
American Funds Growth-Income Fund (Class 1)	10.1
American Funds American Mutual Fund (Class R-6)	10.1
American Funds Blue Chip Income and Growth Fund (Class 1)	10.1
American Funds International Growth and Income Fund (Class 1)	10.0
American Funds International Fund (Class 1)	8.0
American Funds Global Small Capitalization Fund (Class 1)	5.0
American Funds Bond Fund (Class 1)	3.8

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class B (a)	Actual	0.75%	$1,000.00	$1,102.10	$3.97
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class C (a)	Actual	1.05%	$1,000.00	$1,099.70	$5.56
	Hypothetical*	1.05%	$1,000.00	$1,019.91	$5.35

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Schedule of Investments as of December 31, 2017

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	12,314,580	$391,603,636
American Funds American Mutual Fund (Class R-6)	7,995,917	326,313,376
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	21,801,070	326,144,003
American Funds Bond Fund (Class 1)	11,423,355	123,600,700
American Funds Fundamental Investors Fund (Class R-6)	5,778,478	359,536,899
American Funds Global Bond Fund (Class 1)	5,235,768	62,200,926
American Funds Global Small Capitalization Fund (Class 1) (a)	6,398,952	162,405,390
American Funds Growth Fund (Class 1)	4,600,620	358,158,229
American Funds Growth-Income Fund (Class 1)	6,503,597	326,610,637
American Funds High-Income Bond Fund (Class 1) (a)	9,215,325	93,904,164
American Funds International Fund (Class 1) (a)	11,972,620	259,925,576
American Funds International Growth and Income Fund (Class 1) (a)	18,290,663	324,110,545

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	3,825,711	96,790,496
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	2,533,455	30,604,142

Total Mutual Funds (Cost $2,656,192,729)		3,241,908,719

Total Investments—100.1% (Cost $2,656,192,729)		3,241,908,719
Other assets and liabilities (net)—(0.1)%		(1,874,637)

Net Assets—100.0%		$3,240,034,082

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,241,908,719	$—	$—	$3,241,908,719
Total Investments	$3,241,908,719	$—	$—	$3,241,908,719

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a)	$2,075,419,041
Affiliated investments at value (b)	1,166,489,678
Receivable for:
Affiliated investments sold	49,704
Investments sold	202,776
Fund shares sold	2,197,559
Prepaid expenses	8,222

Total Assets	3,244,366,980
Liabilities
Payables for:
Fund shares redeemed	2,450,039
Accrued Expenses:
Management fees	168,754
Distribution and service fees	1,499,803
Deferred trustees’ fees	129,869
Other expenses	84,433

Total Liabilities	4,332,898

Net Assets	$3,240,034,082

Net Assets Consist of:
Paid in surplus	$2,450,591,077
Undistributed net investment income	37,629,288
Accumulated net realized gain	166,097,727
Unrealized appreciation on investments and affiliated investments	585,715,990

Net Assets	$3,240,034,082

Net Assets
Class B	$24,427,807
Class C	3,215,606,275
Capital Shares Outstanding*
Class B	2,358,187
Class C	313,443,091
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.36
Class C	10.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,676,886,774.
(b)	Identified cost of affiliated investments was $979,305,955.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends from Underlying Portfolios	$27,829,627
Dividends from affiliated investments	25,277,295

Total investment income	53,106,922
Expenses
Management fees	1,917,393
Administration fees	22,274
Custodian and accounting fees	27,398
Distribution and service fees—Class B	55,646
Distribution and service fees—Class C	16,843,897
Audit and tax services	31,348
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	66,594
Insurance	19,615
Miscellaneous	21,470

Total expenses	19,095,427

Net Investment Income	34,011,495

Net Realized and Unrealized Gain
Net realized gain on:
Investments	51,195,448
Affiliated investments	20,028,875
Capital gain distributions from Underlying Portfolios	107,255,151
Capital gain distributions from affiliated investments	14,142,626

Net realized gain	192,622,100

Net change in unrealized appreciation on:
Investments	195,291,719
Affiliated investments	170,134,998

Net change in unrealized appreciation	365,426,717

Net realized and unrealized gain	558,048,817

Net Increase in Net Assets From Operations	$592,060,312

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$34,011,495	$33,478,838
Net realized gain	192,622,100	210,403,083
Net change in unrealized appreciation (depreciation)	365,426,717	(2,214,621)

Increase in net assets from operations	592,060,312	241,667,300

From Distributions to Shareholders
Net investment income
Class B	(328,317)	(332,459)
Class C	(37,995,963)	(36,279,985)
Net realized capital gains
Class B	(1,382,385)	(2,042,245)
Class C	(194,539,331)	(282,526,810)

Total distributions	(234,245,996)	(321,181,499)

Increase in net assets from capital share transactions	17,692,728	107,751,790

Total increase in net assets	375,507,044	28,237,591

Net Assets
Beginning of period	2,864,527,038	2,836,289,447

End of period	$3,240,034,082	$2,864,527,038

Undistributed net investment income
End of period	$37,629,288	$37,825,053

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	197,280	$1,934,206	217,916	$2,019,149
Reinvestments	182,183	1,710,702	274,850	2,374,704
Redemptions	(198,153)	(1,943,336)	(336,603)	(3,078,518)

Net increase	181,310	$1,701,572	156,163	$1,315,335

Class C
Sales	14,480,283	$140,692,832	12,361,553	$112,890,963
Reinvestments	24,976,938	232,535,294	37,156,969	318,806,795
Redemptions	(36,712,559)	(357,236,970)	(35,619,883)	(325,261,303)

Net increase	2,744,662	$15,991,156	13,898,639	$106,436,455

Increase derived from capital shares transactions		$17,692,728		$107,751,790

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.23	$9.57	$10.43	$11.76	$10.10

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.13	0.13	0.18	0.16
Net realized and unrealized gain (loss) on investments	1.78	0.68	(0.14)	0.47	2.27

Total from investment operations	1.92	0.81	(0.01)	0.65	2.43

Less Distributions
Distributions from net investment income	(0.15)	(0.16)	(0.17)	(0.16)	(0.15)
Distributions from net realized capital gains	(0.64)	(0.99)	(0.68)	(1.82)	(0.62)

Total distributions	(0.79)	(1.15)	(0.85)	(1.98)	(0.77)

Net Asset Value, End of Period	$10.36	$9.23	$9.57	$10.43	$11.76

Total Return (%) (b)	21.71	9.28	(0.51)	6.72	25.44

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.44	1.43	1.28	1.67	1.44
Portfolio turnover rate (%)	7	9	8	9	42
Net assets, end of period (in millions)	$24.4	$20.1	$19.3	$17.5	$14.2

	Class C
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.15	$9.49	$10.34	$11.67	$10.02

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.11	0.09	0.14	0.12
Net realized and unrealized gain (loss) on investments	1.77	0.67	(0.12)	0.47	2.26

Total from investment operations	1.88	0.78	(0.03)	0.61	2.38

Less Distributions
Distributions from net investment income	(0.13)	(0.13)	(0.14)	(0.12)	(0.11)
Distributions from net realized capital gains	(0.64)	(0.99)	(0.68)	(1.82)	(0.62)

Total distributions	(0.77)	(1.12)	(0.82)	(1.94)	(0.73)

Net Asset Value, End of Period	$10.26	$9.15	$9.49	$10.34	$11.67

Total Return (%) (b)	21.34	8.96	(0.76)	6.39	25.11

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (d)	1.10	1.19	0.92	1.29	1.10
Portfolio turnover rate (%)	7	9	8	9	42
Net assets, end of period (in millions)	$3,215.6	$2,844.4	$2,816.9	$2,999.2	$2,951.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$201,180,555	$0	$262,108,509

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$1,917,393	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

BHFTI-10

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B and Class C Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated Issuers during the year ended December 31, 2017 is as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2017
American Funds Blue Chip Income and Growth Fund (Class 1)	$294,605,355	$19,331,351	$(19,566,822)	$5,555,088	$26,219,031	$326,144,003
American Funds Global Small Capitalization Fund (Class 1)	139,897,976	1,511,070	(13,689,100)	7,720,051	26,965,393	162,405,390
American Funds High-Income Bond Fund (Class 1)	85,610,069	8,373,055	(69,647)	(4,636)	(4,677)	93,904,164
American Funds International Fund (Class 1)	221,726,129	7,658,375	(31,781,020)	4,765,905	57,556,187	259,925,576
American Funds International Growth and Income Fund (Class 1)*	277,487,963	11,374,460	(26,143,409)	1,992,467	59,399,064	324,110,545

	$1,019,327,492	$48,248,311	$(91,249,998)	$20,028,875	$170,134,998	$1,166,489,678

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of December 31, 2017. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
American Funds Blue Chip Income and Growth Fund (Class 1)	$11,284,378	$6,873,016	21,801,070
American Funds Global Small Capitalization Fund (Class 1)	—	1,028,140	6,398,952
American Funds High-Income Bond Fund (Class 1)	—	6,272,487	9,215,325
American Funds International Fund (Class 1)	2,858,248	3,638,971	11,972,620
American Funds International Growth and Income Fund (Class 1)	—	7,464,681	18,290,663

	$14,142,626	$25,277,295

BHFTI-11

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$2,672,202,296
Gross unrealized appreciation	580,910,326
Gross unrealized depreciation	(11,203,903)

Net unrealized appreciation (depreciation)	$569,706,423

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$38,324,280	$36,612,444	$195,921,716	$284,569,055	$234,245,996	$321,181,499

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$37,759,156	$182,107,297	$569,706,423	$—	$789,572,876

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Growth Allocation Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Growth Allocation Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Growth Allocation Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-15

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio (formerly, MetLife Asset Allocation 20 Portfolio), Brighthouse Asset Allocation 40 Portfolio (formerly, MetLife Asset Allocation 40 Portfolio), Brighthouse Asset Allocation 60 Portfolio (formerly, MetLife Asset Allocation 60 Portfolio), Brighthouse Asset Allocation 80 Portfolio (formerly, MetLife Asset Allocation 80 Portfolio) and Brighthouse Asset Allocation 100 Portfolio (formerly, MetLife Asset Allocation 100 Portfolio) (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices, financial condition, relevant compliance program and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-16

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTI-17

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

American Funds Growth Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2017, and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2017. The Board noted that the Portfolio outperformed its benchmark, the MIST Growth AA Narrow Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board further considered that the Portfolio outperformed its other benchmark, the Dow Jones Moderately Aggressive Index, for the same periods.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and equal to the Expense Universe median.

BHFTI-18

Brighthouse Funds Trust I

American Funds Growth Portfolio

For the twelve months ended December 31, 2017, the American Funds Growth Portfolio had a return of 27.90% for Class C versus 21.83% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year[2]
American Funds Growth Portfolio
Class C	27.90	15.83	7.90
S&P 500 Index	21.83	15.79	8.50

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a marketweighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on 4/28/2008, the ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class C (a)	Actual	0.92%	$1,000.00	$1,113.40	$4.90
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Portfolio

Schedule of Investments as of December 31, 2017

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Growth Fund (Class 1) (a) (Cost $998,072,217)	15,839,760	$1,233,125,303

Total Investments—100.1% (Cost $998,072,217)		1,233,125,303
Other assets and liabilities (net)—(0.1)%		(783,366)

Net Assets—100.0%		$1,232,341,937

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of the Master Fund.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$1,233,125,303	$—	$—	$1,233,125,303
Total Investments	$1,233,125,303	$—	$—	$1,233,125,303

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Affiliated investments at value (a)	$1,233,125,303
Receivable for:
Affiliated investments sold	388,249
Fund shares sold	109,584
Prepaid expenses	3,197

Total Assets	1,233,626,333
Liabilities
Payables for:
Fund shares redeemed	497,834
Accrued Expenses:
Distribution and service fees	576,830
Deferred trustees’ fees	129,869
Other expenses	79,863

Total Liabilities	1,284,396

Net Assets	$1,232,341,937

Net Assets Consist of:
Paid in surplus	$823,055,281
Undistributed net investment income	4,531,055
Accumulated net realized gain	169,702,515
Unrealized appreciation on affiliated investments	235,053,086

Net Assets	$1,232,341,937

Net Assets
Class C	$1,232,341,937
Capital Shares Outstanding*
Class C	110,080,259
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$11.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $998,072,217.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends from Master Fund	$8,708,418

Total investment income	8,708,418
Expenses
Administration fees	22,274
Custodian and accounting fees	27,398
Distribution and service fees—Class C	6,564,098
Audit and tax services	31,348
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	65,637
Insurance	7,572
Miscellaneous	12,188

Total expenses	6,820,307

Net Investment Income	1,888,111

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	63,407,011
Capital gain distributions from Master Fund	113,314,404

Net realized gain	176,721,415

Net change in unrealized appreciation on affiliated investments	112,875,963

Net realized and unrealized gain	289,597,378

Net Increase in Net Assets From Operations	$291,485,489

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,888,111	$4,821,101
Net realized gain	176,721,415	125,662,357
Net change in unrealized appreciation (depreciation)	112,875,963	(35,003,818)

Increase in net assets from operations	291,485,489	95,479,640

From Distributions to Shareholders
Net investment income
Class C	(4,765,972)	(3,154,033)
Net realized capital gains
Class C	(125,398,026)	(270,107,883)

Total distributions	(130,163,998)	(273,261,916)

Increase (decrease) in net assets from capital share transactions	(33,290,471)	193,975,921

Total increase in net assets	128,031,020	16,193,645

Net Assets
Beginning of period	1,104,310,917	1,088,117,272

End of period	$1,232,341,937	$1,104,310,917

Undistributed net investment income
End of period	$4,531,055	$4,565,238

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class C
Sales	4,808,616	$50,933,911	6,356,813	$65,931,389
Reinvestments	12,964,542	130,163,998	30,261,563	273,261,916
Redemptions	(20,105,661)	(214,388,380)	(14,060,143)	(145,217,384)

Net increase (decrease)	(2,332,503)	$(33,290,471)	22,558,233	$193,975,921

Increase (decrease) derived from capital shares transactions		$(33,290,471)		$193,975,921

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.82	$12.11	$12.58	$12.46	$10.18

Income (Loss) from Investment Operations
Net investment income (a)	0.02	0.05	0.03	0.11	0.07
Net realized and unrealized gain on investments	2.58	0.78	0.80	0.82	2.82

Total from investment operations	2.60	0.83	0.83	0.93	2.89

Less Distributions
Distributions from net investment income	(0.05)	(0.04)	(0.12)	(0.07)	(0.05)
Distributions from net realized capital gains	(1.18)	(3.08)	(1.18)	(0.74)	(0.56)

Total distributions	(1.23)	(3.12)	(1.30)	(0.81)	(0.61)

Net Asset Value, End of Period	$11.19	$9.82	$12.11	$12.58	$12.46

Total Return (%) (b)	27.90	9.10	6.49	8.18	29.78

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income to average net assets (%)	0.16	0.45	0.28	0.89	0.60
Portfolio turnover rate (%)	11	10	10	9	4
Net assets, end of period (in millions)	$1,232.3	$1,104.3	$1,088.1	$1,108.5	$1,086.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2017, the Portfolio owned approximately 5.00% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Master Fund are valued at its closing daily NAV. The NAV of the Portfolio is calculated based on the NAV of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from the Master Fund. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investments in the Master Fund for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$125,275,543	$0	$173,438,177

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at the annual rate of 0.750% of average daily net assets.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class C Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Master Fund

A summary of the Portfolio’s transactions in the securities of the Master Fund during the year ended December 31, 2017 is as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain	Change in Unrealized Appreciation	Ending Value as of December 31, 2017
American Funds Growth Fund (Class 1)	$1,105,004,963	$125,275,543	$(173,438,177)	$63,407,011	$112,875,963	$1,233,125,303

Security Description	Capital Gain Distributions from Master Fund	Income earned from affiliates during the period	Number of shares held at December 31, 2017
American Funds Growth Fund (Class 1)	$113,314,404	$8,708,418	15,839,760

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$999,734,286
Gross unrealized appreciation	233,391,017
Gross unrealized depreciation	—

Net unrealized appreciation (depreciation)	$233,391,017

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$4,765,972	$3,154,033	$125,398,026	$270,107,883	$130,163,998	$273,261,916

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$4,660,923	$171,364,586	$233,391,017	$—	$409,416,526

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

BHFTI-10

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-11

Brighthouse Funds Trust I

American Funds Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Growth Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-12

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-14

Brighthouse Funds Trust I

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”). The American Funds Growth Portfolio is a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” and the Board, including a majority of the Independent Trustees, approved the renewal of the stand-by Advisory Agreement with the Adviser (the “Stand-by Agreement”) whereby the Adviser will manage the Portfolio’s assets and receive a fee in the event the Portfolio no longer invests all of its assets in its master fund.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports for each Portfolio, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement that was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, determined to approve the renewal of the Stand-by Agreement based upon the following factors: (i) its experience with the Adviser and the nature, extent and quality of services provided by the Adviser to the Trusts; and (ii) the investment performance of the Portfolio. The Board further noted that because the Stand-by Agreement is not currently in effect: (i) the fees and expenses of the Portfolio were not affected by the Stand-by Agreement; (ii) the Adviser’s profitability from the provision of investment management services under the Agreement was not affected by the Agreement; and (iii) economies of scale in the provision of asset management services by the Adviser were not implicated by the Agreement. In approving the renewal of the Stand-by Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors.

BHFTI-15

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2017, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 13.37% and 12.96%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 15.15%.

ECONOMIC AND MARKET REVIEW

For a non-election year, 2017 was marked by an unusual amount of political distraction, but the achievements by the government did not deviate far from consensus expectations at the beginning of the year, except for the failed attempt to repeal the Affordable Care Act. While promises of deregulation are yet to be fulfilled, we saw an attempt to at least turn the tide, exemplified by a significant reduction in new proposed regulation. In addition, the government finished off the year by engineering a long-awaited tax overhaul, which, despite its hefty price tag, was well-received by the markets. As such, the economic momentum from previous years carried over, resulting in real gross domestic product (“GDP”) growth of 2.3% in 2017 (up from 1.5% in 2016) and an unemployment rate of 4.1% (the lowest since 2000).

Many also expected that the rise in interest rates in the fourth quarter of 2016 would carry over to 2017. But despite healthy economic growth and stubbornly low inflation (as evidenced by relatively low growth in wages), the Affordable Care Act debacle led to doubts that other policies would be implemented as promised. At the same time, concerns about negative effects from ballooning public debt on long-term economic growth resulted in lower rates on both 10- and 30-year Treasury bonds. 1-year rates, however, approximately doubled as the Federal Reserve (the “Fed”) raised their target rate three times during the year, driving a 0.75% increase in total, citing the continued improvement in labor markets and the economy. As of this writing, the target rate range stands between 1.25% and 1.50%. In addition, October 2017 marked the month where the Fed embarked on its journey to “normalize” its balance sheet, which had swollen to $4.5 trillion after three rounds of quantitative easing. While the exact numbers contemplated by the Fed are presently unknown, the “normalization” is thought to indicate a balance sheet reduction of approximately $1.5—$2 trillion over the next 3—4 years.

The economic news outside of the U.S. was quite encouraging as well. In fact, 2017 was on track to become the first year since 2010 in which all G20 countries (the twenty largest economies) experienced economic growth, but Saudi Arabia spoiled the party as its GDP contracted by approximately 0.5%. Like the U.S., many G20 countries had their share of political controversies and experienced growth in spite of them. In the U.K., Prime Minister Theresa May began the process to withdraw the country from the European Union as desired by the majority of voters in the 2016 “Brexit” vote, a decision that the latest polls (December 2017) indicate the majority is now against, as the potential negative economic consequences of the decision have become clearer to U.K. citizens. In France, populism gained strength, but was eventually defeated when far-right candidate Marine Le Pen lost the French presidential election to Emmanuel Macron. This result prompted not only long overdue reforms in France but a broader wave of optimism across Europe. The Communist Party of China held its 19th national congress, an event that takes place every five years and sets the stage for who will run the country and which policies will be followed. As expected, the Party continues to support President Xi Jinping in his efforts to gradually steer the country’s economy on its path from a manufacturing economy towards a service economy. However, the majority of the growth in China since the financial crisis has come from debt-fueled investments, and one of China’s biggest challenges will be to manage its growth in debt without triggering a significant economic slowdown. Lastly, after years of suffering from falling commodity prices accompanied by falling exchange rates, many commodity-producing emerging market economies saw 2017 as a year of recovery and growth, as commodity prices stabilized and cheaper currencies increased their competitiveness.

All in all, 2017 was another great year for investors, with all the major asset classes delivering strong returns. International equities led the charge with emerging markets returning of 37.3% and Non-U.S. Developed equities returning 25.0%, as measured by the MSCI Emerging Markets Index and MSCI EAFE Index respectively. U.S. stocks fared well too, with large cap stocks returning 21.8% (S&P 500 Index) and small cap stocks returning 14.7% (Russell 2000 Index). Even fixed income securities managed to deliver positive returns, with the Bloomberg Barclays U.S. Aggregate Bond Index up 3.5% for the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Moderate Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

Over the twelve-month period, the Portfolio underperformed the Dow Jones Moderate Index. Portfolio expenses, an underweight to equities in general, and underweights to small cap, mid cap, and emerging market equities specifically, weighed on performance. This was partially offset by an overweight to large cap equities and strong security selection in the underlying equity funds.

Contribution from the domestic equity portfolios to relative performance was positive, as strong security selection in most of the underlying portfolios and a general bias towards large cap equities supported returns. One of the strongest performers was the American Funds IS Growth Fund, which outperformed its benchmark significantly as a result of a large overweight to Technology which was the highest returning sector for the year, and strong security selection within Consumer Discretionary, Healthcare, Industrials, and Technology. Another strong performer was the American Funds Fundamental Investors Fund, which benefitted from strong selection within Industrials, Consumer Discretionary, and Technology. Detracting

BHFTI-1

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

from relative performance was the American Funds IS Blue Chip Income & Growth Fund, which suffered from poor security selection within Consumer Staples and Financial Services, as well as an overweight to Energy and an underweight to Technology (both positions were headwinds to performance).

Non-domestic equity portfolios generally delivered positive contributions to performance as a result of strong security selection. Most notably, the American Funds IS New World Fund significantly outperformed it benchmark, driven by beneficial security selection within Energy and Financial Services. The American Funds IS International Fund also aided relative performance, and outpaced its benchmark as a result of strong security selection within Consumer Discretionary, Industrials, and Technology. At the other end of the spectrum was the American Funds IS International Growth and Income Fund, which significantly underperformed its benchmark. The main drivers of underperformance were a large allocation to cash, an underweight to Technology, and poor security selection within Healthcare.

Contribution from fixed income was generally negative, primarily because of poor security selection and an underweight to foreign bonds. The strongest performer was the American Funds IS Bond Fund, outperforming its benchmark largely due to positions within non-U.S. developed market bonds, high yield corporate bonds, and emerging market bonds. The American Funds IS US Government/AAA-Rated Securities Fund detracted from results and significantly lagged its benchmark due to poor security selection within corporate bonds. Finally, the American Funds IS Global Bond Fund had a negative impact on performance due to security selection within U.S. agency bonds and Mortgage-Backed Securities.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[2]
American Funds Moderate Allocation Portfolio
Class B	13.37	7.96	5.88
Class C	12.96	7.65	5.57
Dow Jones Moderate Index	15.15	8.11	6.09

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	19.7
American Funds Bond Fund (Class 1)	18.9
American Funds American Mutual Fund (Class R-6)	9.1
American Funds Growth-Income Fund (Class 1)	8.1
American Funds Blue Chip Income and Growth Fund (Class 1)	8.1
American Funds International Growth and Income Fund (Class 1)	6.1
American Funds International Fund (Class 1)	5.1
American Funds Fundamental Investors Fund (Class R-6)	5.1
American Funds AMCAP Fund (Class R-6)	5.0
American Funds Growth Fund (Class 1)	5.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class B (a)	Actual	0.72%	$1,000.00	$1,060.60	$3.74
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class C (a)	Actual	1.02%	$1,000.00	$1,058.80	$5.29
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2017

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	4,657,085	$148,095,313
American Funds American Mutual Fund (Class R-6)	6,538,851	266,850,502
American Funds Blue Chip Income and Growth Fund (Class 1)	15,842,765	237,007,766
American Funds Bond Fund (Class 1) (a)	51,310,024	555,174,462
American Funds Fundamental Investors Fund (Class R-6)	2,382,825	148,259,347
American Funds Global Bond Fund (Class 1) (a)	7,312,107	86,867,828
American Funds Global Small Capitalization Fund (Class 1)	1,168,318	29,651,912
American Funds Growth Fund (Class 1)	1,901,501	148,031,859
American Funds Growth-Income Fund (Class 1)	4,721,617	237,119,621
American Funds High-Income Bond Fund (Class 1) (a)	14,442,906	147,173,216
American Funds International Fund (Class 1)	6,829,243	148,262,862
American Funds International Growth and Income Fund (Class 1) (a)	10,040,422	177,916,276
American Funds New World Fund (Class 1)	1,165,379	29,484,090

Investment Company Securities—(Continued)
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	47,764,227	576,991,856

Total Mutual Funds (Cost $2,662,898,321)		2,936,886,910

Total Investments—100.1% (Cost $2,662,898,321)		2,936,886,910
Other assets and liabilities (net)—(0.1)%		(1,735,517)

Net Assets—100.0%		$2,935,151,393

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,936,886,910	$—	$—	$2,936,886,910
Total Investments	$2,936,886,910	$—	$—	$2,936,886,910

BHFTI-5

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a)	$1,392,763,272
Affiliated investments at value (b)	1,544,123,638
Receivable for:
Affiliated investments sold	1,563,934
Investments sold	988,764
Fund shares sold	300,362
Prepaid expenses	7,810

Total Assets	2,939,747,780
Liabilities
Payables for:
Fund shares redeemed	2,853,060
Accrued Expenses:
Management fees	156,509
Distribution and service fees	1,368,212
Deferred trustees’ fees	129,869
Other expenses	88,737

Total Liabilities	4,596,387

Net Assets	$2,935,151,393

Net Assets Consist of:
Paid in surplus	$2,482,936,243
Undistributed net investment income	47,239,612
Accumulated net realized gain	130,986,949
Unrealized appreciation on investments and affiliated investments	273,988,589

Net Assets	$2,935,151,393

Net Assets
Class B	$11,972,956
Class C	2,923,178,437
Capital Shares Outstanding*
Class B	1,159,364
Class C	284,712,439
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.33
Class C	10.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,107,274,126.
(b)	Identified cost of affiliated investments was $1,555,624,195.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends from Underlying Portfolios	$22,174,070
Dividends from affiliated investments	35,481,881

Total investment income	57,655,951
Expenses
Management fees	1,842,935
Administration fees	22,274
Custodian and accounting fees	27,398
Distribution and service fees—Class B	27,917
Distribution and service fees—Class C	16,085,866
Audit and tax services	31,348
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	77,629
Insurance	19,428
Miscellaneous	21,860

Total expenses	18,246,447

Net Investment Income	39,409,504

Net Realized and Unrealized Gain
Net realized gain on:
Investments	63,360,451
Affiliated investments	2,468,465
Capital gain distributions from Underlying Portfolios	66,494,297
Capital gain distributions from affiliated investments	8,488,009

Net realized gain	140,811,222

Net change in unrealized appreciation on:
Investments	135,509,672
Affiliated investments	41,372,130

Net change in unrealized appreciation	176,881,802

Net realized and unrealized gain	317,693,024

Net Increase in Net Assets From Operations	$357,102,528

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$39,409,504	$39,788,060
Net realized gain	140,811,222	140,072,690
Net change in unrealized appreciation	176,881,802	15,479,146

Increase in net assets from operations	357,102,528	195,339,896

From Distributions to Shareholders
Net investment income
Class B	(229,927)	(223,202)
Class C	(51,655,781)	(54,813,837)
Net realized capital gains
Class B	(476,964)	(639,523)
Class C	(126,585,045)	(186,197,519)

Total distributions	(178,947,717)	(241,874,081)

Increase (decrease) in net assets from capital share transactions	(128,563,859)	73,296,809

Total increase in net assets	49,590,952	26,762,624

Net Assets
Beginning of period	2,885,560,441	2,858,797,817

End of period	$2,935,151,393	$2,885,560,441

Undistributed net investment income
End of period	$47,239,612	$51,677,156

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	102,223	$1,026,474	110,347	$1,082,749
Reinvestments	72,576	706,891	91,779	862,725
Redemptions	(52,352)	(529,609)	(88,011)	(848,002)

Net increase	122,447	$1,203,756	114,115	$1,097,472

Class C
Sales	5,042,525	$50,326,540	10,589,062	$103,780,427
Reinvestments	18,375,343	178,240,826	25,749,076	241,011,356
Redemptions	(35,792,954)	(358,334,981)	(28,046,841)	(272,592,446)

Net increase (decrease)	(12,375,086)	$(129,767,615)	8,291,297	$72,199,337

Increase (decrease) derived from capital shares transactions		$(128,563,859)		$73,296,809

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.73	$9.93	$10.61	$11.14	$10.58

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.17	0.17	0.21	0.17
Net realized and unrealized gain (loss) on investments	1.09	0.52	(0.18)	0.44	1.21

Total from investment operations	1.27	0.69	(0.01)	0.65	1.38

Less Distributions
Distributions from net investment income	(0.22)	(0.23)	(0.20)	(0.20)	(0.22)
Distributions from net realized capital gains	(0.45)	(0.66)	(0.47)	(0.98)	(0.60)

Total distributions	(0.67)	(0.89)	(0.67)	(1.18)	(0.82)

Net Asset Value, End of Period	$10.33	$9.73	$9.93	$10.61	$11.14

Total Return (%) (b)	13.37	7.25	(0.36)	6.44	13.75

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.74	1.78	1.62	1.97	1.56
Portfolio turnover rate (%)	5	8	8	5	27
Net assets, end of period (in millions)	$12.0	$10.1	$9.2	$8.6	$6.2

	Class C
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.68	$9.87	$10.55	$11.08	$10.51

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.13	0.13	0.15	0.13
Net realized and unrealized gain (loss) on investments	1.09	0.53	(0.18)	0.47	1.22

Total from investment operations	1.22	0.66	(0.05)	0.62	1.35

Less Distributions
Distributions from net investment income	(0.18)	(0.19)	(0.16)	(0.17)	(0.18)
Distributions from net realized capital gains	(0.45)	(0.66)	(0.47)	(0.98)	(0.60)

Total distributions	(0.63)	(0.85)	(0.63)	(1.15)	(0.78)

Net Asset Value, End of Period	$10.27	$9.68	$9.87	$10.55	$11.08

Total Return (%) (b)	12.96	7.01	(0.73)	6.09	13.52

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (d)	1.34	1.38	1.22	1.42	1.20
Portfolio turnover rate (%)	5	8	8	5	27
Net assets, end of period (in millions)	$2,923.2	$2,875.5	$2,849.6	$3,118.4	$3,156.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

BHFTI-9

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$134,923,826	$0	$327,985,641

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$1,842,935	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

BHFTI-10

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B and Class C Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated Issuers during the year ended December 31, 2017 is as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2017
American Funds Bond Fund (Class 1)	$537,635,022	$20,376,931	$(3,828,420)	$406,624	$584,305	$555,174,462
American Funds Global Bond Fund (Class 1)	82,746,454	1,142,901	(1,917,184)	19,391	4,876,266	86,867,828
American Funds High-Income Bond Fund (Class 1)	147,526,239	9,967,142	(10,752,135)	(235,611)	667,581	147,173,216
American Funds International Growth and Income Fund (Class 1)	171,350,192	4,193,234	(33,793,985)	2,283,697	33,883,138	177,916,276
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)*	566,041,289	10,170,487	(575,124)	(5,636)	1,360,840	576,991,856

	$1,505,299,196	$45,850,695	$(50,866,848)	$2,468,465	$41,372,130	$1,544,123,638

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of December 31, 2017. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
American Funds Bond Fund (Class 1)	$7,964,345	$11,897,821	51,310,024
American Funds Global Bond Fund (Class 1)	523,664	479,178	7,312,107
American Funds High-Income Bond Fund (Class 1)	—	9,934,655	14,442,906
American Funds International Growth and Income Fund (Class 1)	—	4,169,859	10,040,422
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	—	9,000,368	47,764,227

	$8,488,009	$35,481,881

BHFTI-11

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$2,664,537,772
Gross unrealized appreciation	305,755,281
Gross unrealized depreciation	(33,406,143)

Net unrealized appreciation (depreciation)	$ 272,349,138

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$51,885,708	$55,037,039	$127,062,009	$186,837,042	$178,947,717	$241,874,081

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$47,369,480	$132,626,399	$272,349,138	$—	$452,345,017

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-12

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Moderate Allocation Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Moderate Allocation Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Moderate Allocation Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-15

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio (formerly, MetLife Asset Allocation 20 Portfolio), Brighthouse Asset Allocation 40 Portfolio (formerly, MetLife Asset Allocation 40 Portfolio), Brighthouse Asset Allocation 60 Portfolio (formerly, MetLife Asset Allocation 60 Portfolio), Brighthouse Asset Allocation 80 Portfolio (formerly, MetLife Asset Allocation 80 Portfolio) and Brighthouse Asset Allocation 100 Portfolio (formerly, MetLife Asset Allocation 100 Portfolio) (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices, financial condition, relevant compliance program and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-16

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTI-17

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

American Funds Moderate Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2017, and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2017. The Board noted that the Portfolio outperformed its benchmark, the MIST Moderate AA Narrow Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board further considered that the Portfolio underperformed its other benchmark, the Dow Jones Moderate Index, for the same periods.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size and were the lowest in the Expense Group.

BHFTI-18

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class B shares of the AQR Global Risk Balanced Portfolio returned 9.80%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 15.15%.

MARKET ENVIRONMENT / CONDITIONS

While there were many notable events in the world in 2017, the behavior of major markets can largely be attributed to unexpected developments in two prominent macro variables: growth and inflation.

On the growth front, 2017 was a year of positive surprises across much of the global economy. According to the International Monetary Fund’s (the “IMF”) most recent World Economic Outlook forecasts, global gross domestic product likely expanded by more than 3.6% in 2017, up from a post-financial crisis low of 3.2% in 2016. Should the IMF’s most recent forecast prove correct, 2017 would be the strongest year for the world economy since 2011. Improvement in growth expectations was widespread across countries and smoothly distributed over the course of the year. Key data releases such as Manufacturing Purchasing Manager’s Index started 2017 on a strong note in a number of countries and proceeded to trend even higher over the course of the year. Growth expectations and market sentiment received a further boost late in the year from the passage of a major tax bill in the United States, which included a large reduction in corporate tax rates. The steady diet of positive growth news over the course of the year fueled steady gains in equity markets. Other assets sensitive to growth, such as commodities, also performed well in 2017. Crude oil prices recovered to their strongest levels since late 2014, while industrial metals such as aluminum, copper, and zinc rallied.

Despite strong growth, U.S. inflation fell well short of forecasts. At the start of the year, economists polled by Bloomberg expected the U.S. consumer price index (“CPI”) to register an increase of 2.3% in 2017 and expectations rose as high as 2.5% in March, but proceeded to fall significantly as CPI data showed a sudden and surprising slowdown. The stepdown in inflation persisted over the course of the year, even as several variables moved in a direction consistent with increased price pressures. The U.S. dollar depreciated against other developed currencies, potentially boosting prices for a range of imports, and gasoline prices rose modestly. The unemployment rate fell to a 17-year low, indicating little spare capacity in the U.S. economy and a growing risk that the labor market might overheat. Despite these developments, The Bureau of Labor Statistics’ official CPI ended the year at just 2.1% and official core inflation registered only 1.8%. While the U.S. Federal Reserve hiked rates three times, announced a plan to reduce the size of its balance sheet, and signaled continued rate hikes, longer-dated Treasuries proved resilient. The yield on 10-year Treasuries was little changed on the year, allowing for positive performance due to the contributions from carry and rolldown. Government bonds in Europe and Japan delivered gains as well, as the European Central Bank and the Bank of Japan maintained their accommodative monetary policies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The AQR Global Risk Balanced Portfolio is a globally diversified asset-allocation portfolio. The Portfolio seeks to take equal risk in three primary areas: equity risk, nominal interest rate risk, and inflation risk. The Portfolio diversifies by risk rather than dollars and targets equal risk contributions from each source. Diversifying by risk means creating a portfolio where each asset class is expected to matter about the same amount, not where each is allocated the same number of dollars. To target equal risk weighting, low-risk assets are given higher dollar allocations than high-risk assets, which are given lower dollar allocations. In this way, each asset class is expected to contribute meaningfully to the size and variability of portfolio returns.

The Portfolio is moderately levered through investments in equity, fixed income, and commodity futures and swaps to target an annualized volatility of up to 10%. The portfolio management process adjusts exposures to each of the three risk categories using proprietary risk-forecasting models. The process seeks to realize a steady risk contribution from each of the Portfolio’s three categories and for the Portfolio as a whole. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research has shown that targeting a steady level of risk and maintaining a consistently diversified portfolio may help manage risk during periods of market stress and improve long-term risk-adjusted returns.

The Portfolio returned 9.80% for the 12-month period ending December 31, 2017. In 2017, equity risk contributed 8.4% to the Portfolio as developed and emerging equities rallied on better-than-expected global growth and employment data. Nominal bonds contributed 1.5% as carry and rolldown in developed markets provided net gains despite slightly higher global yields. Inflation-sensitive assets contributed 0.9% to the Portfolio, as commodities (0.3%) benefited from rallies in base metals and energy, but gains were tempered by losses in agricultural-related commodities. Inflation-linked bonds gained (0.7%), buoyed by higher energy prices.

AQR’s systematic portfolio management process dynamically adjusts position sizes to counter changes in the volatility of the underlying assets. The Portfolio entered 2017 with a total market exposure of 233%. As of December 31st, the Portfolio’s exposures were 45% equities, 120% nominal bonds, 36% inflation-linked bonds, and 37% commodities, for a total Portfolio exposure of 238%.

BHFTI-1

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

Over the period, the Portfolio used futures, swaps on futures, and index swaps to gain most of its market exposures. Futures were used to gain exposure to equities, nominal interest rates, and commodities. Index swaps were also used to gain exposure to commodity markets. Swaps on futures were used when holding limit, local regulation, or asset coverage rules restrict investment in futures. The Portfolio does not use derivatives to gain exposure to global inflation-linked bonds but instead bought cash bonds. Currency hedges were used to minimize currency exposures gained from non-U.S. investments. Derivatives performed as expected over the period.

Brian Hurst

John Huss

Michael Mendelson

Yao Hua Ooi

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[2]
AQR Global Risk Balanced Portfolio
Class B	9.80	1.68	3.31
Dow Jones Moderate Index	15.15	8.11	6.83

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	120.2
Commodities	37.6
Global Inflation-Linked Bonds	35.7
Global Developed Equities	35.4
Global Emerging Equities	5.2
U.S. Mid Cap Equities	2.6
U.S. Small Cap Equities	2.1

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class B (a)	Actual	0.89%	$1,000.00	$1,077.10	$4.66
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—23.6% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—23.6%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/20 (a)	194,358,606	$193,960,025
0.125%, 04/15/21 (a)	224,075,628	223,152,192
0.125%, 04/15/22 (a)	105,556,120	104,812,785
0.125%, 07/15/26 (a)	127,582,859	124,660,054
0.375%, 07/15/25 (a)	60,641,328	60,734,003
0.375%, 07/15/27 (a)	64,990,091	64,644,062
0.625%, 01/15/26 (a)	113,539,184	115,356,499

Total U.S. Treasury & Government Agencies (Cost $887,188,970)		887,319,620

Foreign Government—18.4%

Sovereign—18.4%
Deutsche Bundesrepublik Inflation Linked Bonds 0.100%, 04/15/23 (EUR) (a)	78,742,538	101,716,473
0.100%, 04/15/26 (EUR) (a)	83,625,476	110,648,598
France Government Bond OAT 0.100%, 03/01/25 (EUR) (a)	49,544,200	64,222,144
0.100%, 03/01/28 (EUR) (a)	3,547,460	4,587,780
0.250%, 07/25/24 (EUR) (a)	19,022,870	25,123,012
0.700%, 07/25/30 (144A) (EUR) (a)	2,760,048	3,859,738
1.100%, 07/25/22 (EUR) (a)	62,102,290	83,678,535
1.850%, 07/25/27 (EUR) (a)	27,363,371	41,651,890
United Kingdom Gilt Inflation Linked Bonds 0.125%, 03/22/24 (GBP) (a)	93,460,703	143,910,641
0.125%, 03/22/26 (GBP) (a)	69,931,568	111,116,110

Total Foreign Government (Cost $645,743,823)		690,514,921

Short-Term Investments—53.6%

Mutual Funds—38.1%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 1.200% (b)	346,228,604	346,228,604
Dreyfus Treasury Cash Management Fund, Institutional Class, 1.470% (b)	337,070,307	337,070,307
State Street Institutional Liquid Reserves Fund, Institutional Class, 1.492% (b) (c)	83,281,810	83,273,482

Mutual Funds—(Continued)
State Street Institutional Treasury Plus Money Market Fund, Class I, 1.225% (b) (c)	289,420,981	289,420,981
UBS Select Treasury Preferred Fund, Institutional Class, 1.190% (b)	375,030,294	375,030,294

		1,431,023,668

U.S. Treasury—15.5%
U.S. Treasury Bills 1.109%, 03/01/18 (d)	296,745,000	296,136,631
1.115%, 02/15/18 (d)	11,811,000	11,793,136
1.115%, 03/08/18 (d)	13,864,000	13,831,615
1.130%, 01/25/18 (d) (e)	1,764,000	1,762,614
1.130%, 02/01/18 (d)	177,766,000	177,578,542
U.S. Treasury Bills 1.140%, 02/08/18 (d)	4,716,000	4,709,935
1.140%, 03/15/18 (d) (e)	3,929,000	3,918,824
1.435%, 05/31/18 (d) (e)	46,983,000	46,700,550
1.460%, 06/14/18 (d)	18,195,000	18,074,721
1.480%, 06/21/18 (d)	5,891,000	5,849,272

		580,355,840

Total Short-Term Investments (Cost $2,011,485,964)		2,011,379,508

Total Investments—95.6% (Cost $3,544,418,757)		3,589,214,049
Other assets and liabilities (net)—4.4%		165,694,468

Net Assets—100.0%		$3,754,908,517

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents the annualized seven-day yield as of December 31, 2017.
(c)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2017, the market value of securities pledged was $87,507,412.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $6,976,739.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $3,859,738, which is 0.1% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CHF	27,866	CBNA	03/21/18	$28,563	$192
CHF	27,866	CBNA	03/21/18	28,553	201
CHF	27,866	CBNA	03/21/18	28,439	316
CHF	27,866	CBNA	03/21/18	28,322	433
CHF	27,866	CBNA	03/21/18	28,354	401
CHF	27,867	CBNA	03/21/18	28,482	274
CHF	27,867	CBNA	03/21/18	28,289	466

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CHF	27,867	CBNA	03/21/18	$28,634	$121
CHF	27,867	CBNA	03/21/18	28,656	100
CHF	27,867	CBNA	03/21/18	28,609	147
CHF	27,867	CBNA	03/21/18	28,570	185
CHF	27,867	CBNA	03/21/18	28,532	224
CHF	27,867	CBNA	03/21/18	28,468	287
CHF	27,867	CBNA	03/21/18	28,183	573
CHF	27,867	CBNA	03/21/18	28,354	402

Contracts to Deliver
CAD	99,134	CBNA	03/21/18	77,265	(1,682)
CAD	99,134	CBNA	03/21/18	77,842	(1,105)
CAD	99,134	CBNA	03/21/18	78,383	(564)
CAD	99,134	CBNA	03/21/18	77,239	(1,708)
CAD	99,134	CBNA	03/21/18	77,244	(1,703)
CAD	99,133	CBNA	03/21/18	77,718	(1,228)
CAD	99,133	CBNA	03/21/18	77,901	(1,045)
CAD	99,133	CBNA	03/21/18	78,097	(849)
CAD	99,133	CBNA	03/21/18	78,198	(748)
CAD	99,133	CBNA	03/21/18	77,588	(1,358)
CAD	99,133	CBNA	03/21/18	77,090	(1,856)
CAD	99,133	CBNA	03/21/18	78,231	(715)
CAD	99,133	CBNA	03/21/18	77,717	(1,230)
CAD	99,133	CBNA	03/21/18	77,273	(1,673)
CAD	99,133	CBNA	03/21/18	77,201	(1,745)
CAD	56,000	CBNA	03/21/18	43,886	(710)
CHF	933,000	CBNA	03/21/18	953,030	(9,721)
CHF	2,000	CBNA	03/21/18	2,035	(29)
EUR	45,377,104	CBNA	03/21/18	54,147,841	(550,368)
EUR	45,377,104	CBNA	03/21/18	54,073,500	(624,710)
EUR	45,377,103	CBNA	03/21/18	54,354,867	(343,341)
EUR	45,377,103	CBNA	03/21/18	54,126,059	(572,149)
EUR	45,377,102	CBNA	03/21/18	53,828,385	(869,822)
EUR	45,377,102	CBNA	03/21/18	54,639,081	(59,126)
EUR	45,377,102	CBNA	03/21/18	54,082,242	(615,965)
EUR	45,377,102	CBNA	03/21/18	53,984,500	(713,707)
GBP	12,371,743	CBNA	03/21/18	16,573,991	(172,388)
GBP	12,371,743	CBNA	03/21/18	16,641,417	(104,963)
GBP	12,371,743	CBNA	03/21/18	16,756,758	10,379
GBP	12,371,743	CBNA	03/21/18	16,561,669	(184,711)
GBP	12,371,743	CBNA	03/21/18	16,602,099	(144,280)
GBP	12,371,742	CBNA	03/21/18	16,477,354	(269,024)
GBP	12,371,742	CBNA	03/21/18	16,454,541	(291,837)
GBP	12,371,742	CBNA	03/21/18	16,539,738	(206,639)
GBP	12,371,742	CBNA	03/21/18	16,500,565	(245,812)
GBP	12,371,742	CBNA	03/21/18	16,713,171	(33,207)
GBP	12,371,742	CBNA	03/21/18	16,761,482	15,105
GBP	12,371,742	CBNA	03/21/18	16,676,798	(69,580)
GBP	12,371,742	CBNA	03/21/18	16,615,806	(130,572)
GBP	12,371,741	CBNA	03/21/18	16,731,170	(15,206)
GBP	12,371,741	CBNA	03/21/18	16,549,925	(196,451)
GBP	993,000	CBNA	03/21/18	1,327,319	(16,805)
HKD	5,430,000	CBNA	03/21/18	695,654	(414)
HKD	4,353,000	CBNA	03/21/18	557,967	(42)
HKD	2,292,000	CBNA	03/21/18	294,075	265
HKD	2,292,000	CBNA	03/21/18	294,083	272

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
HKD	2,292,000	CBNA	03/21/18	$294,143	$333
HKD	2,292,000	CBNA	03/21/18	294,015	205
HKD	2,292,000	CBNA	03/21/18	293,865	55
HKD	2,292,000	CBNA	03/21/18	293,736	(74)
HKD	2,292,000	CBNA	03/21/18	293,600	(210)
HKD	2,292,000	CBNA	03/21/18	293,661	(150)
HKD	885,000	CBNA	03/21/18	113,441	(7)
JPY	52,617,250	CBNA	03/22/18	472,433	3,617
JPY	26,308,625	CBNA	03/22/18	235,301	893
JPY	26,308,625	CBNA	03/22/18	235,950	1,543
JPY	26,308,625	CBNA	03/22/18	235,068	660
JPY	26,308,625	CBNA	03/22/18	234,730	322
JPY	26,308,625	CBNA	03/22/18	235,235	828
JPY	26,308,625	CBNA	03/22/18	235,483	1,076
JPY	8,126,000	CBNA	03/22/18	72,836	434

Net Unrealized Depreciation					$(6,420,920)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Aluminum Futures	01/25/18	101	USD	5,706,980	$263,716
Aluminum Futures	02/13/18	33	USD	1,868,468	56,638
Aluminum Futures	03/19/18	1,063	USD	60,365,113	5,399,086
Amsterdam Index Futures	01/19/18	70	EUR	7,623,000	(94,602)
Australian 10 Year Treasury Bond Futures	03/15/18	1,083	AUD	139,878,038	(888,158)
CAC 40 Index Futures	01/19/18	429	EUR	22,782,045	(388,582)
Canada Government Bond 10 Year Futures	03/20/18	1,329	CAD	179,122,620	(1,594,352)
Copper Futures	03/27/18	1,167	USD	96,292,087	6,237,630
Cotton No. 2 Futures	03/07/18	175	USD	6,880,125	856,466
DAX Index Futures	03/16/18	65	EUR	20,978,750	(427,177)
Euro STOXX 50 Index Futures	03/16/18	1,795	EUR	62,699,350	(1,821,349)
Euro-Bund Futures	03/08/18	5,197	EUR	840,250,960	(6,424,865)
FTSE 100 Index Futures	03/16/18	877	GBP	66,985,260	2,666,956
FTSE JSE Top 40 Index Futures	03/15/18	423	ZAR	224,926,020	369,399
FTSE MIB Index Futures	03/16/18	46	EUR	5,004,110	(229,299)
H-Shares Index Futures	01/30/18	58	HKD	34,017,000	27,150
IBEX 35 Index Futures	01/19/18	68	EUR	6,814,144	(180,974)
Japanese Government 10 Year Bond Futures	03/13/18	308	JPY	46,440,240,000	(422,811)
KOSPI 200 Index Futures	03/08/18	471	KRW	38,404,162,500	436,189
Lean Hogs Futures	02/14/18	673	USD	19,321,830	387,267
MSCI Taiwan Index Futures	01/30/18	103	USD	4,047,900	68,751
Nickel Futures	01/25/18	75	USD	5,723,771	373,087
Nickel Futures	02/13/18	13	USD	993,136	31,831
Nickel Futures	03/19/18	411	USD	31,466,160	3,746,458
Russell 2000 Index Mini Futures	03/16/18	1,034	USD	79,437,050	619,203
S&P 500 Index E-Mini Futures	03/16/18	6,103	USD	816,581,400	6,796,102
S&P Midcap 400 Index E-Mini Futures	03/16/18	502	USD	95,500,480	539,203
S&P TSX 60 Index Futures	03/15/18	318	CAD	60,890,640	226,455
SGX CNX Nifty Index Futures	01/25/18	1,010	USD	21,328,170	43,874
SPI 200 Index Futures	03/15/18	299	AUD	44,999,500	(57,669)
Soybean Futures	03/14/18	475	USD	15,048,000	(924,053)
Sugar No. 11 Futures	02/28/18	1,295	USD	21,988,064	632,155

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
TOPIX Index Futures	03/08/18	765	JPY	13,900,050,000	$2,177,130
U.S. Treasury Note 10 Year Futures	03/20/18	9,675	USD	1,200,153,516	(4,737,984)
United Kingdom Long Gilt Bond Futures	03/27/18	967	GBP	121,029,720	1,177,511
Zinc Futures	01/25/18	27	USD	2,249,390	110,924
Zinc Futures	02/13/18	13	USD	1,082,237	38,630
Zinc Futures	03/19/18	402	USD	33,421,275	1,555,219

Futures Contracts—Short
Aluminum Futures	01/25/18	(101)	USD	(5,706,980)	(254,269)
Aluminum Futures	02/13/18	(33)	USD	(1,868,468)	(50,807)
Aluminum Futures	03/19/18	(19)	USD	(1,078,962)	(1,148)
Nickel Futures	01/25/18	(75)	USD	(5,723,771)	(377,986)
Nickel Futures	02/13/18	(13)	USD	(993,136)	(24,387)
Nickel Futures	03/19/18	(7)	USD	(535,920)	(17,455)
Zinc Futures	01/25/18	(27)	USD	(2,249,390)	(106,784)
Zinc Futures	02/13/18	(13)	USD	(1,082,237)	(34,930)

Net Unrealized Appreciation					$15,777,389

Swap Agreements

OTC Total Return Swaps

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
01/30/18	MLI	Brent Crude Futures	USD	42,507,500	$3,900,280	$—	$3,900,280
01/30/18	CBNA	Brent Crude Futures	USD	39,974,480	3,223,540	—	3,223,540
03/20/18	BOA	Canada Government Bond 10 Year Futures	CAD	23,014,826	(188,549)	—	(188,549)
02/09/18	CBNA	Coffee “C” Futures	USD	7,035,577	(173,452)	—	(173,452)
02/09/18	MLI	Coffee “C” Futures	USD	13,968,563	(338,963)	—	(338,963)
01/05/18	MLI	Commodity Excess-Return Index (a)	USD	335,534,037	16,198,343	—	16,198,343
02/23/18	CBNA	Corn No. 2 Futures	USD	41,894,951	(787,051)	—	(787,051)
02/23/18	MLI	Corn No. 2 Futures	USD	30,566,919	(665,481)	—	(665,481)
02/09/18	CBNA	Cotton No. 2 Futures	USD	5,870,865	812,685	—	812,685
02/09/18	MLI	Cotton No. 2 Futures	USD	1,270,950	183,705	—	183,705
01/19/18	MLI	Crude Oil Futures	USD	34,944,407	2,455,573	—	2,455,573
01/19/18	CBNA	Crude Oil Futures	USD	37,444,242	2,432,958	—	2,432,958
03/08/18	BOA	Euro-Bund Futures	EUR	87,968,214	(793,117)	—	(793,117)
01/31/18	CBNA	Gold 100 oz. Futures	USD	74,593,910	1,083,630	—	1,083,630
01/31/18	MLI	Gold 100 oz. Futures	USD	45,551,190	667,100	—	667,100
01/30/18	BOA	Hang Seng China Enterprises Index Futures	HKD	395,577,720	490,062	—	490,062
01/30/18	GSC	Hang Seng China Enterprises Index Futures	HKD	142,661,767	131,928	—	131,928
01/30/18	BOA	Hang Seng Index Futures	HKD	84,036,251	168,383	—	168,383
01/30/18	GSC	Hang Seng Index Futures	HKD	17,725,487	31,143	—	31,143
02/14/18	BOA	Ibovespa Futures	BRL	54,500,996	712,316	—	712,316
03/13/18	BOA	Japanese Government 10 Year Bond Futures	JPY	14,946,980,400	(175,375)	—	(175,375)
02/14/18	MLI	Lean Hogs Futures	USD	3,537,950	79,510	—	79,510
02/02/18	MLI	Live Cattle Futures	USD	43,286,788	(2,154,268)	—	(2,154,268)
03/27/18	BOA	Long Gilt Futures	GBP	69,111,412	644,762	—	644,762
01/30/18	BOA	MSCI Taiwan Stock Index Futures	USD	19,496,101	311,099	—	311,099
01/30/18	GSC	MSCI Taiwan Stock Index Futures	USD	3,444,310	53,390	—	53,390
01/30/18	MLI	NY Harbor ULSD Futures	USD	17,083,282	1,765,382	—	1,765,382
01/30/18	CBNA	NY Harbor ULSD Futures	USD	24,016,900	2,214,880	—	2,214,880
01/29/18	MLI	Natural Gas Futures	USD	24,780,000	1,058,750	—	1,058,750

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

OTC Total Return Swaps—(Continued)

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
01/29/18	CBNA	Natural Gas Futures	USD	42,104,000	$2,781,600	$—	$2,781,600
01/30/18	MLI	RBOB Gasoline Futures	USD	16,506,336	991,939	—	991,939
01/30/18	CBNA	RBOB Gasoline Futures	USD	21,330,826	994,560	—	994,560
02/28/18	CBNA	Silver Futures	USD	22,574,825	(29,150)	—	(29,150)
02/28/18	MLI	Silver Futures	USD	19,288,555	(86,155)	—	(86,155)
02/23/18	MLI	Soybean Futures	USD	21,849,050	(786,725)	—	(786,725)
02/23/18	CBNA	Soybean Futures	USD	35,739,885	(1,213,060)	—	(1,213,060)
02/23/18	MLI	Soybean Meal Futures	USD	6,202,040	(341,240)	—	(341,240)
02/23/18	CBNA	Soybean Meal Futures	USD	8,633,289	(428,169)	—	(428,169)
02/23/18	MLI	Soybean Oil Futures	USD	7,883,970	(61,218)	—	(61,218)
02/23/18	CBNA	Soybean Oil Futures	USD	18,433,502	(193,718)	—	(193,718)
02/15/18	CBNA	Sugar No. 11 Futures	USD	1,656,077	58,822	—	58,822
02/15/18	MLI	Sugar No. 11 Futures	USD	523,443	19,891	—	19,891
03/16/18	BOA	Swiss Market Index Futures	CHF	39,353,368	231,168	—	231,168
03/20/18	BOA	U.S. Treasury Note 10 Year Futures	USD	897,422,651	(2,920,634)	—	(2,920,634)
02/23/18	CBNA	Wheat Futures	USD	9,843,590	(422,727)	—	(422,727)
02/23/18	CBNA	Wheat Futures	USD	27,030,193	(1,068,592)	—	(1,068,592)
02/23/18	MLI	Wheat Futures	USD	2,017,213	(73,225)	—	(73,225)
02/23/18	MLI	Wheat Futures	USD	6,993,563	(246,962)	—	(246,962)

Totals					$30,549,568	$—	$30,549,568

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).
(a)	The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Merrill Lynch International, as of December 31, 2017:

Futures Contracts—Long	Notional Value	Component Weighting
Gold 100 oz.	$38,921,949	11.6%
Copper Comex	30,533,598	9.1%
Brent Crude	28,520,393	8.5%
WTI Crude	24,493,985	7.3%
Corn No. 2 Yellow	22,480,780	6.7%
Natural Gas	22,145,246	6.6%
LME Primary Aluminum	18,789,906	5.6%
Soybeans	17,447,770	5.2%
Heating Oil	14,092,430	4.2%
Silver	13,421,361	4.0%
Live Cattle	13,085,827	3.9%
RBOB Gasoline	12,750,293	3.8%
Zinc	10,737,089	3.2%
Wheat	10,401,555	3.1%
LME Primary Nickel	9,730,487	2.9%
Soybean Meal	9,394,953	2.8%
Soybean Oil	8,388,351	2.5%
Sugar No. 11	7,717,283	2.3%
Lean Hogs	7,381,749	2.2%
Coffee “C”	6,710,681	2.0%
Cotton No. 2	4,697,477	1.4%
KC Hard Red Winter Wheat	3,690,874	1.1%

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(GSC)—	Goldman Sachs & Co.

(MLI)—	Merrill Lynch International

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(USD)—	United States Dollar
(ZAR)—	South African Rand

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$887,319,620	$—	$887,319,620
Total Foreign Government*	—	690,514,921	—	690,514,921
Short-Term Investments
Mutual Funds	1,431,023,668	—	—	1,431,023,668
U.S. Treasury	—	580,355,840	—	580,355,840
Total Short-Term Investments	1,431,023,668	580,355,840	—	2,011,379,508
Total Investments	$1,431,023,668	$2,158,190,381	$—	$3,589,214,049

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$40,309	$—	$40,309
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(6,461,229)	—	(6,461,229)
Total Forward Contracts	$—	$(6,420,920)	$—	$(6,420,920)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$34,837,030	$—	$—	$34,837,030
Futures Contracts (Unrealized Depreciation)	(19,059,641)	—	—	(19,059,641)
Total Futures Contracts	$15,777,389	$—	$—	$15,777,389
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$43,697,399	$—	$43,697,399
OTC Swap Contracts at Value (Liabilities)	—	(13,147,831)	—	(13,147,831)
Total OTC Swap Contracts	$—	$30,549,568	$—	$30,549,568

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a)	$3,589,214,049
Cash	15,886,728
Cash denominated in foreign currencies (b)	4,076,673
Cash collateral (c)	131,419,435
OTC swap contracts at market value	43,697,399
Unrealized appreciation on forward foreign currency exchange contracts	40,309
Receivable for:
OTC swap contracts	1,022,368
Fund shares sold	50,491
Dividends and interest	2,952,667
Variation margin on futures contracts	12,482,698
Prepaid expenses	9,891

Total Assets	3,800,852,708
Liabilities
OTC swap contracts at market value	13,147,831
Unrealized depreciation on forward foreign currency exchange contracts	6,461,229
Payables for:
OTC swap contracts	17,855,241
Investments purchased	112,511
Fund shares redeemed	548,518
Variation margin on futures contracts	4,373,000
Interest on OTC swap contracts	54,029
Accrued Expenses:
Management fees	1,910,152
Distribution and service fees	790,185
Deferred trustees’ fees	112,990
Other expenses	578,505

Total Liabilities	45,944,191

Net Assets	$3,754,908,517

Net Assets Consist of:
Paid in surplus	$3,345,590,377
Undistributed net investment income	19,545,723
Accumulated net realized gain	304,852,769
Unrealized appreciation on investments, futures contracts, swap contracts, forward foreign currency transactions and foreign currency transactions	84,919,648

Net Assets	$3,754,908,517

Net Assets
Class B	$3,754,908,517
Capital Shares Outstanding*
Class B	401,199,387
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,544,418,757.
(b)	Identified cost of cash denominated in foreign currencies was $4,053,214.
(c)	Includes collateral of $103,334,440 for futures contracts, $25,614,995 for forward foreign currency exchange contracts and $2,470,000 for OTC swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$9,696,041
Interest	34,403,229

Total investment income	44,099,270
Expenses
Management fees	23,056,716
Administration fees	168,467
Custodian and accounting fees	545,310
Distribution and service fees—Class B	9,398,632
Interest expense	84,909
Audit and tax services	103,849
Legal	44,206
Trustees’ fees and expenses	53,081
Shareholder reporting	169,412
Insurance	25,401
Miscellaneous	49,199

Total expenses	33,699,182
Less management fee waiver	(353,788)

Net expenses	33,345,394

Net Investment Income	10,753,876

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	7,900,379
Futures contracts	317,609,519
Swap contracts	(29,469,748)
Foreign currency transactions	340,113
Forward foreign currency transactions	(54,415,767)
Capital gain distributions	4,163

Net realized gain	241,968,659

Net change in unrealized appreciation (depreciation) on:
Investments	68,603,529
Futures contracts	15,137,353
Swap contracts	31,436,522
Foreign currency transactions	537,705
Forward foreign currency transactions	(16,974,158)

Net change in unrealized appreciation	98,740,951

Net realized and unrealized gain	340,709,610

Net Increase in Net Assets From Operations	$351,463,486

(a)	Net of foreign withholding taxes of $313,153.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,753,876	$(7,773,070)
Net realized gain	241,968,659	303,936,513
Net change in unrealized appreciation	98,740,951	37,082,926

Increase in net assets from operations	351,463,486	333,246,369

From Distributions to Shareholders
Net investment income
Class B	(64,150,979)	0
Net realized capital gains
Class B	(179,702,431)	0

Total distributions	(243,853,410)	0

Decrease in net assets from capital share transactions	(161,669,996)	(388,019,162)

Total decrease in net assets	(54,059,920)	(54,772,793)

Net Assets
Beginning of period	3,808,968,437	3,863,741,230

End of period	$3,754,908,517	$3,808,968,437

Undistributed net investment income
End of period	$19,545,723	$53,049,584

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	1,748,602	$15,973,192	2,633,197	$23,404,598
Reinvestments	27,837,147	243,853,410	0	0
Redemptions	(46,083,043)	(421,496,598)	(46,577,556)	(411,423,760)

Net decrease	(16,497,294)	$(161,669,996)	(43,944,359)	$(388,019,162)

Decrease derived from capital shares transactions		$(161,669,996)		$(388,019,162)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.12	$8.37	$10.88	$10.50	$11.52

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	(0.02)	(0.07)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	0.82	0.77	(0.79)	0.45	(0.30)

Total from investment operations	0.85	0.75	(0.86)	0.43	(0.37)

Less Distributions
Distributions from net investment income	(0.16)	0.00	(0.59)	0.00	(0.23)
Distributions from net realized capital gains	(0.45)	0.00	(1.06)	(0.05)	(0.42)

Total distributions	(0.61)	0.00	(1.65)	(0.05)	(0.65)

Net Asset Value, End of Period	$9.36	$9.12	$8.37	$10.88	$10.50

Total Return (%) (b)	9.80	8.96	(9.57)	4.00	(3.39)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89	0.89	0.89	0.90
Gross ratio of expenses to average net assets excluding interest expense (%)	0.89	0.89	0.89	0.89	0.88
Net ratio of expenses to average net assets (%) (c)(d)	0.88	0.88	0.88	0.87	0.89
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.88	0.88	0.88	0.87	0.87
Ratio of net investment income (loss) to average net assets (%)	0.29	(0.20)	(0.76)	(0.17)	(0.66)
Portfolio turnover rate (%)	32	54	122	30	173
Net assets, end of period (in millions)	$3,754.9	$3,809.0	$3,863.7	$4,762.1	$5,136.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary’s inception date is April 19, 2011 and it invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2017, the Portfolio held $375,472,225 in the Subsidiary, representing 9.9% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the consolidated financial statements were issued.

BHFTI-14

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

BHFTI-15

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments and controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

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AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at December 31, 2017.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing

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AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value (a)	$644,762	OTC swap contracts at market value (a)	$4,077,675
	Unrealized appreciation on futures contracts (b) (c)	1,177,511	Unrealized depreciation on futures contracts (b) (c)	14,068,170
Equity	OTC swap contracts at market value (a)	2,129,489
	Unrealized appreciation on futures contracts (b) (c)	13,970,412	Unrealized depreciation on futures contracts (b) (c)	3,199,652
Commodity	OTC swap contracts at market value (a)	40,923,148	OTC swap contracts at market value (a)	9,070,156
	Unrealized appreciation on futures contracts (b) (c)	19,689,107	Unrealized depreciation on futures contracts (b) (c)	1,791,819
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	40,309	Unrealized depreciation on forward foreign currency exchange contracts	6,461,229

Total		$78,574,738		$38,668,701

(a)	Excludes OTC swap interest payable of $54,029.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$2,557,790	$(2,557,790)	—	$—
Citibank N.A.	13,642,984	(10,777,148)	—	2,865,836
Goldman Sachs & Co.	216,461	—	—	216,461
Merrill Lynch International	27,320,473	(4,754,237)	—	22,566,236

	$43,737,708	$(18,089,175)	$—	$25,648,533

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$4,077,675	$(2,557,790)	$(1,519,885)	$—
Citibank N.A.	10,777,148	(10,777,148)	—	—
Merrill Lynch International	4,754,237	(4,754,237)	—	—

	$19,609,060	$(18,089,175)	$(1,519,885)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(54,415,767)	$(54,415,767)
Futures contracts	52,994,212	242,748,904	21,866,403	—	317,609,519
Swap contracts	12,772,268	33,742,192	(75,984,208)	—	(29,469,748)

	$65,766,480	$276,491,096	$(54,117,805)	$(54,415,767)	$233,724,004

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(16,974,158)	$(16,974,158)
Futures contracts	(18,287,991)	8,736,488	24,688,856	—	15,137,353
Swap contracts	(755,911)	(434,476)	32,626,909	—	31,436,522

	$(19,043,902)	$8,302,012	$57,315,765	$(16,974,158)	$29,599,717

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,022,440,310
Futures contracts long	2,528,590,232
Futures contracts short	(22,668)
Swap contracts	325,182,272

‡	Averages are based on activity levels during the year.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one

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Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$311,460,786	$185,494,298	$251,563,664	$287,273,904

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$23,056,716	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

BHFTI-21

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $3.5 billion
0.040%	Over $3.5 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$3,563,692,240
Gross unrealized appreciation	92,811,246
Gross unrealized depreciation	(19,349,849)

Net unrealized appreciation (depreciation)	$73,461,397

BHFTI-22

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2017	2016	2017	2016	2017	2016	2017	2016
$146,232,355	$—	$97,621,055	$—	$—	$—	$243,853,410	$—

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$209,309,445	$126,441,968	$73,679,718	$—	$409,431,131

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s consolidated financial statements are in compliance with the Rule.
In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-23

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AQR Global Risk Balanced Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the AQR Global Risk Balanced Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the periods presented, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the AQR Global Risk Balanced Portfolio and subsidiary of the Brighthouse Funds Trust I as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-26

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-27

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-28

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

AQR Global Risk Balanced Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AQR Capital Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five year periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended index for the one-, three-, and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board considered that the Portfolio’s actual management fees were equal to the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-29

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 13.31%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 15.15%.

MARKET ENVIRONMENT / CONDITIONS

The synchronized expansion in the global economy, ongoing softness in inflation, and reduced political risk provided a steady backdrop for strong performance across most asset classes in 2017. The global expansion has been underpinned by a turnaround in export-oriented sectors and manufacturing activity. As economic slack continued to diminish, several central banks moved to modestly tighten monetary policy.

The first half of the year was broadly characterized by persistent strength in economic data, ongoing softness in inflation, and a reduction in political risks. The relatively optimistic tone to data and equity markets led developed central banks to become increasingly hawkish. Economic growth continued to be positive and accelerated in the second half of the year, both in the U.S. and overseas. Jobs and wages in the U.S. grew throughout the year, while global interest rates remained relatively low, and inflation remained subdued in most major markets. Against this backdrop, global equities posted strong returns, with U.S. indexes hitting new highs and emerging market equities outperforming. The VIX (a measure of market volatility) fell back to near all-time lows and the U.S. dollar depreciated for the year. Within fixed income, U.S. 10-year yields were broadly flat while 30-year yields moved lower.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Dow Jones Moderate Index over the year. Performance relative to the Dow Jones Moderate Index was dampened by a lower aggregate equity allocation, relatively limited exposure to emerging market stocks, and an allocation to commodities. This was partially offset by an overweight position in the euro and Japanese equities.

In the eurozone, the economy enjoyed its fastest economic expansion with strong domestic demand driving an ongoing improvement in both the labor market and income growth. Consequently, the European Central Bank moved in a gradually more hawkish direction as downside risks have diminished. Against this backdrop, we held an overweight position in the euro during the first half of the year which contributed positively to portfolio returns. More recently, the repercussions of a stronger euro are beginning to be felt with prior currency appreciation acting as a headwind to both inflation and corporate earnings. As a result, in the fourth quarter we closed the Portfolio’s overweight position in European equities.

Meanwhile, in the U.S., the beginning of the year was characterized by weak inflation data and a sharp inventory build-up as firms were unable to sell existing output. We expected that this would cause a slowing in manufacturing activity over the coming months, which was confirmed by a subsequent softening in our U.S. leading indicator. Given our expectation for Federal Reserve (the “Fed”) tightening and softer manufacturing momentum, we initiated an underweight position in U.S. 5-year bond futures and a cross-sectional underweight position in U.S. equities relative to Japanese equities. Towards the end of the year, the combination of persistently above-trend growth, labor market tightening and signs of a firming in underlying inflationary pressures led market participants to price in additional rate hikes by the Fed over the coming months. As a result, we took profits on the theme of Fed normalization by closing the Portfolio’s directional underweight position in U.S. 5-year bond futures and reducing the magnitude of the cross–sectional underweight to U.S. stocks. Given our relatively upbeat view on global nominal growth, we anticipate that long-term bond yields will rise and moved further underweight long-term U.S. bonds in anticipation of this.

The theme of Australian accommodation supported returns in the second half of the year as markets priced in a more dovish policy path for the Reserve Bank of Australia. Given the combination of favorable moves in market pricing and tentative signs of improvement in consumer activity, we removed the Portfolio’s underweight position in the Australian dollar.

Supported by consumer strength, the Japanese economy accelerated in 2017. Additionally, in spite of signs of tighter monetary policy across the globe, the Bank of Japan retained an easing bias. As such, the Portfolio held an overweight to Japanese equities for most of the second half of the year. The theme of Japanese recovery supported returns over recent months as Japanese equities outperformed against a backdrop of strong economic activity. The abatement of political uncertainty following the re-election of Prime Minister Shinzo Abe, coupled with persistent monetary accommodation from the Bank of Japan, has acted as an additional tailwind. While the macro backdrop remains supportive, we feel that this is now reflected in market pricing. As a result we reduced the Portfolio’s relative overweight in Japanese stocks.

During the period, the Portfolio held derivatives, which positively impacted performance. As part of the Portfolio’s design, we use a 10-year interest rate swap to overlay 30% of total portfolio net assets in order to help dampen volatility. This position boosted performance as interest rates declined; over the period, the 10-year U.S. Treasury rate fell from 2.44% to 2.40%. The Portfolio also employs derivatives to hedge and/or take outright views primarily through equity and bond futures. Over the year, the Portfolio used futures to access equity and currency exposures in the following markets: U.S., U.K., Germany, France, Italy, Spain, Sweden, Switzerland, Japan, Hong Kong, Singapore, Australia, Netherlands, and Europe. The Portfolio also used a total return swap on the MSCI Switzerland Index and the S&P GSCI Index to gain exposure to equities and commodities, respectively. The Portfolio also used a foreign exchange

BHFTI-1

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

forward on the Swedish krona. In terms of fixed income, the Portfolio used U.S. Treasury futures to help adjust Portfolio duration according to our views.

As of period end, the Portfolio remained underweight U.S. fixed income in the long end of the curve. Additionally, the Portfolio maintained a cross-sectional underweight to U.S. equities relative to Japanese equities.

Philip Green

Portfolio Manager

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[2]
BlackRock Global Tactical Strategies Portfolio
Class B	13.31	6.67	5.79
Dow Jones Moderate Index	15.15	8.11	6.83

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
iShares 1-3 Year Credit Bond ETF	6.4
iShares iBoxx $ Investment Grade Corporate Bond ETF	6.2
Vanguard Total Bond Market ETF	5.2
iShares MSCI EAFE Fund	4.7
iShares Core U.S. Aggregate Bond ETF	4.4
Powershares QQQ Trust - Series 1	3.5
Financial Select Sector SPDR Fund	3.5
Technology Select Sector SPDR Fund	2.7
Industrial Select Sector SPDR Fund	2.5
Health Care Select Sector SPDR Fund	2.3

BHFTI-3

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class B (a) (b)	Actual	0.88%	$1,000.00	$1,061.70	$4.57
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.
(b)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Mutual Funds—55.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—55.3%
Consumer Discretionary Select Sector SPDR Fund (a)	1,722,245	$169,968,359
Consumer Staples Select Sector SPDR Fund (a)	2,535,939	144,269,570
Energy Select Sector SPDR Fund (a)	1,385,355	100,105,752
Financial Select Sector SPDR Fund (a)	9,339,060	260,653,165
Health Care Select Sector SPDR Fund (a)	2,109,513	174,414,535
Industrial Select Sector SPDR Fund (a)	2,443,819	184,923,784
iShares 1-3 Year Credit Bond ETF (b)	4,618,949	482,864,928
iShares Core MSCI EAFE ETF (a) (b)	521,025	34,434,542
iShares Core U.S. Aggregate Bond ETF (a) (b)	3,049,604	333,413,205
iShares iBoxx $ Investment Grade Corporate Bond ETF (a) (b)	3,858,200	469,002,792
iShares Intermediate Credit Bond ETF (a) (b)	1,173,627	128,171,805
iShares MSCI EAFE Fund (a) (b)	4,994,701	351,177,427
iShares MSCI Japan Fund (a) (b)	744,558	44,621,361
iShares U.S. Real Estate ETF (a) (b)	1,873,949	151,808,608
Materials Select Sector SPDR Fund (a)	1,102,186	66,715,319
Powershares QQQ Trust - Series 1 (a)	1,683,143	262,166,354
Real Estate Select Sector SPDR Fund (a)	1,299,492	42,805,266
Technology Select Sector SPDR Fund (a)	3,193,938	204,252,335
Utilities Select Sector SPDR Fund (a)	1,071,224	56,432,080
Vanguard Short-Term Corporate Bond ETF (a)	1,458,405	115,651,517
Vanguard Total Bond Market ETF (a)	4,769,518	389,049,583

Total Mutual Funds (Cost $3,614,117,694)		4,166,902,287

Short-Term Investments—40.2%

Mutual Fund—2.1%
SSGA USD Liquidity Fund, S2 Shares, 1.332% (c)	156,301,805	156,301,805

Repurchase Agreement—38.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $2,872,420,094 on 01/02/18, collateralized by $2,930,295,000 U.S. Government Agency Obligations with rates ranging from 1.125% - 8.000%, maturity dates ranging from 08/15/21 - 02/28/22, with a value of $2,929,756,865.	2,872,292,436	2,872,292,436

Total Short-Term Investments (Cost $3,028,594,241)		3,028,594,241

Securities Lending Reinvestments (d)—13.7%

Certificates of Deposit—7.1%
ABN AMRO Bank NV Zero Coupon, 01/08/18	13,931,457	13,997,060
Agricultural Bank of China 1.870%, 02/15/18	20,000,000	20,000,580
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (e)	15,000,000	14,998,950
1.715%, 1M LIBOR + 0.180%, 03/22/18 (e)	10,000,000	9,999,630
Bank of Montreal 1.972%, 01/11/18	12,512,855	12,501,834

Certificates of Deposit—(Continued)
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (e)	12,000,000	12,000,744
Chiba Bank, Ltd., New York 1.560%, 02/02/18	27,500,000	27,497,112
China Construction Bank 1.950%, 02/20/18	44,500,000	44,501,424
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (e)	10,000,000	10,000,000
Credit Industriel et Commercial 1.641%, 1M LIBOR + 0.150%, 02/16/18 (e)	8,999,853	9,000,090
Credit Suisse AG New York 1.681%, 1M LIBOR + 0.190%, 04/16/18 (e)	17,800,000	17,801,050
1.742%, 1M LIBOR + 0.190%, 04/25/18 (e)	25,000,000	25,002,125
KBC Bank NV Zero Coupon, 02/26/18	24,894,048	24,936,250
1.550%, 01/26/18	15,000,000	15,000,450
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (e)	20,000,000	19,998,080
1.769%, 1M LIBOR + 0.200%, 05/30/18 (e)	21,000,000	20,998,362
Mizuho Bank, Ltd., New York 1.632%, 1M LIBOR + 0.200%, 04/11/18 (e)	17,000,000	17,009,007
1.691%, 1M LIBOR + 0.200%, 04/18/18 (e)	2,500,000	2,499,648
1.769%, 1M LIBOR + 0.200%, 05/29/18 (e)	10,000,000	9,999,220
Norinchukin Bank New York 1.539%, 1M LIBOR + 0.160%, 04/05/18 (e)	20,000,000	19,999,280
1.722%, 1M LIBOR + 0.170%, 02/23/18 (e)	10,500,000	10,500,220
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (e)	10,000,000	9,999,660
Standard Chartered plc 1.460%, 02/02/18	7,500,000	7,499,040
1.561%, 1M LIBOR + 0.200%, 05/01/18 (e)	25,000,000	24,993,850
1.752%, 01/23/18	8,000,401	8,000,009
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (e)	15,800,000	15,795,118
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (e)	9,000,000	8,990,460
Sumitomo Mitsui Banking Corp., New York 1.579%, 1M LIBOR + 0.200%, 02/05/18 (e)	10,300,000	10,300,361
1.612%, 1M LIBOR + 0.180%, 04/11/18 (e)	5,000,000	4,999,850
1.634%, 1M LIBOR + 0.190%, 04/12/18 (e)	10,000,000	9,999,420
1.661%, 1M LIBOR + 0.170%, 02/16/18 (e)	6,000,000	6,000,414
1.754%, 1M LIBOR + 0.190%, 04/26/18 (e)	28,750,000	28,749,770
1.844%, 1M LIBOR + 0.280%, 07/30/18 (e)	5,000,000	5,000,000
Wells Fargo Bank N.A. 1.511%, 3M LIBOR + 0.140%, 10/26/18 (e)	40,000,000	40,036,612

		538,605,680

Commercial Paper—3.9%
Bank of China, Ltd. 1.900%, 02/12/18	34,885,472	34,931,645
Canadian Imperial Bank 1.700%, 03/19/18	24,889,028	24,911,075
China Construction Bank 1.700%, 01/24/18	17,129,349	17,149,761

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	22,918,938	$22,944,248
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (e)	14,000,000	13,997,102
Kells Funding LLC 1.550%, 03/21/18	9,954,361	9,965,640
LMA S.A. & LMA Americas 1.550%, 02/13/18	9,969,861	9,980,670
Macquarie Bank, Ltd., London 1.620%, 03/06/18	11,951,400	11,966,172
Manhattan Asset Funding Co. LLC 1.612%, 1M LIBOR + 0.180%, 04/09/18 (e)	7,003,408	7,000,406
Ridgefield Funding Co. LLC 1.400%, 01/03/18	24,912,500	24,998,925
1.603%, 1M LIBOR + 0.200%, 03/07/18 (e)	8,000,000	7,999,960
1.701%, 1M LIBOR + 0.210%, 05/17/18 (e)	15,000,000	14,999,010
Sheffield Receivables Co. 1.593%, 1M LIBOR + 0.190%, 06/07/18 (e)	12,500,320	12,498,650
1.680%, 03/14/18	7,467,800	7,474,515
Toyota Motor Credit Corp. 1.750%, 03/08/18	39,838,611	39,888,640
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (e)	35,000,000	34,999,020

		295,705,439

Master Demand Notes—0.1%
Natixis Financial Products LLC 1.650%, OBFR + 0.230%, 01/02/18 (e)	5,000,000	5,000,000

Repurchase Agreements—2.1%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $20,713,152 on 01/02/18, collateralized by $20,928,309 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $21,140,710.	20,709,154	20,709,154
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $15,354,600 on 04/02/18, collateralized by various Common Stock with a value of $16,500,002.	15,000,000	15,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $26,354,538 on 01/02/18, collateralized by $27,298,828, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $26,792,575.	26,350,000	26,350,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $7,376,557 on 01/02/18, collateralized by $7,566,824 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $7,522,530.	7,375,000	7,375,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $45,247,110 on 04/03/18, collateralized by various Common Stock with a value of $49,771,901.	44,750,000	44,750,000

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $5,657,408 on 04/02/18, collateralized by various Common Stock with a value of $6,050,001.	5,500,000	5,500,000
Societe Generale
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $33,968,025 on 01/02/18, collateralized by various Common Stock with a value of $37,585,772.	33,750,000	33,750,000
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $4,277,634 on 01/02/18, collateralized by various Common Stock with a value of $4,733,023.	4,250,000	4,250,000

		157,684,154

Time Deposits—0.5%
Bank of Montreal 1.400%, 01/03/18	1,975,000	1,975,000
OP Corporate Bank plc 1.990%, 01/12/18	23,500,000	23,500,000
Royal Bank of Canada New York 1.350%, 01/02/18	8,800,000	8,800,000
Standard Chartered plc 1.490%, 01/02/18	2,200,000	2,200,000

		36,475,000

Total Securities Lending Reinvestments (Cost $1,033,423,597)		1,033,470,273

Total Investments—109.2% (Cost $7,676,135,532)		8,228,966,801
Other assets and liabilities (net)—(9.2)%		(695,422,796)

Net Assets—100.0%		$7,533,544,005

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $1,009,145,722 and the collateral received consisted of cash in the amount of $1,033,068,817. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2017.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	122,000,000	HSBC	03/21/18	$93,553,260	$1,622,805
CHF	88,827,000	GSI	03/21/18	90,725,040	934,483
DKK	171,649,000	HSBC	03/21/18	27,392,648	407,414
EUR	25,000,000	GSI	03/21/18	29,956,085	179,272
EUR	377,124,000	UBSA	03/21/18	447,702,757	6,887,900
GBP	176,756,000	GSI	03/21/18	238,364,339	892,407
HKD	301,422,000	UBSA	03/21/18	38,671,610	(32,503)
JPY	7,500,000,000	GSI	03/22/18	66,578,369	246,003
JPY	27,421,516,000	HSBC	03/22/18	244,887,878	(564,465)
SEK	362,000,000	HSBC	03/21/18	43,230,244	1,106,640
SGD	23,561,000	HSBC	03/21/18	17,536,626	100,593

Contracts to Deliver
JPY	3,970,000,000	DBAG	03/22/18	35,476,869	104,501

Net Unrealized Appreciation					$11,885,050

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Amsterdam Index Futures	01/19/18	427	EUR	46,500,300	$(359,803)
CAC 40 Index Futures	01/19/18	2,118	EUR	112,476,390	(2,310,431)
DAX Index Futures	03/16/18	298	EUR	96,179,500	(1,868,790)
Euro STOXX 50 Index Futures	03/16/18	3,539	EUR	123,617,270	(3,779,353)
FTSE 100 Index Futures	03/16/18	2,583	GBP	197,289,540	9,097,429
FTSE MIB Index Futures	03/16/18	272	EUR	29,589,520	(1,488,809)
Hang Seng Index Futures	01/30/18	159	HKD	238,086,600	297,809
IBEX 35 Index Futures	01/19/18	385	EUR	38,580,080	(1,098,194)
MSCI Singapore Index Futures	01/30/18	909	SGD	35,278,290	107,504
Nikkei 225 Index Futures	03/08/18	2,312	JPY	52,598,000,000	3,727,690
OMX Stockholm 30 Index Futures	01/19/18	2,257	SEK	355,308,225	(1,161,666)
Russell 2000 Index Mini Futures	03/16/18	4,084	USD	313,753,300	2,489,275
S&P 500 Index E-Mini Futures	03/16/18	518	USD	69,308,400	573,592
SPI 200 Index Futures	03/15/18	946	AUD	142,373,000	555,084
U.S. Treasury Long Bond Futures	03/20/18	1,278	USD	195,534,000	(13,983)
U.S. Treasury Note 10 Year Futures	03/20/18	3,643	USD	451,902,766	(1,772,242)
U.S. Treasury Note 2 Year Futures	03/29/18	2,001	USD	428,432,861	(628,170)
U.S. Treasury Note 5 Year Futures	03/29/18	2,329	USD	270,546,103	(556,442)

Futures Contracts—Short

U.S. Treasury Ultra Long Bond Futures	03/20/18	(3,919)	USD	(657,044,844)	(1,208,406)

Net Unrealized Appreciation					$602,094

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Swap Agreements

OTC Total Return Swaps

Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation(1)
1.000%	Annually	01/17/18	UBSA	MSCI Switzerland Net Return Index	CHF	117,215,168	$1,846,417	$—	$1,846,417
1.540%	Quarterly	02/28/18	JPMC	S&P GSCI Commodity Index	USD	321,700,210	10,671,830	—	10,671,830

Totals							$12,518,247	$—	$12,518,247

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	2.140%	Semi-Annually	06/16/27	USD	294,000,000	$(6,617,825)	$4,257	$(6,622,082)
Pay	3M LIBOR	Quarterly	2.150%	Semi-Annually	06/20/27	USD	312,000,000	(6,784,456)	4,518	(6,788,974)
Pay	3M LIBOR	Quarterly	2.160%	Semi-Annually	06/22/27	USD	322,000,000	(6,750,949)	4,663	(6,755,612)
Pay	3M LIBOR	Quarterly	2.170%	Semi-Annually	06/19/27	USD	330,000,000	(6,602,148)	4,778	(6,606,926)
Pay	3M LIBOR	Quarterly	2.190%	Semi-Annually	06/14/27	USD	334,000,000	(6,064,040)	4,837	(6,068,877)
Pay	3M LIBOR	Quarterly	2.205%	Semi-Annually	06/15/27	USD	305,000,000	(5,157,242)	4,416	(5,161,658)
Pay	3M LIBOR	Quarterly	2.370%	Semi-Annually	07/10/27	USD	326,000,000	(998,655)	5,138	(1,003,793)
Pay	3M LIBOR	Quarterly	2.500%	Semi-Annually	12/22/27	USD	75,000,000	550,220	1,164	549,056

Totals								$(38,425,095)	$33,771	$(38,458,866)

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,166,902,287	$—	$—	$4,166,902,287
Short-Term Investments
Mutual Fund	156,301,805	—	—	156,301,805
Repurchase Agreement	—	2,872,292,436	—	2,872,292,436
Total Short-Term Investments	156,301,805	2,872,292,436	—	3,028,594,241
Total Securities Lending Reinvestments*	—	1,033,470,273	—	1,033,470,273
Total Investments	$4,323,204,092	$3,905,762,709	$—	$8,228,966,801

Collateral for Securities Loaned (Liability)	$—	$(1,033,068,817)	$—	$(1,033,068,817)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$12,482,018	$—	$12,482,018
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(596,968)	—	(596,968)
Total Forward Contracts	$—	$11,885,050	$—	$11,885,050
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$16,848,383	$—	$—	$16,848,383
Futures Contracts (Unrealized Depreciation)	(16,246,289)	—	—	(16,246,289)
Total Futures Contracts	$602,094	$—	$—	$602,094
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$549,056	$—	$549,056
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(39,007,922)	—	(39,007,922)
Total Centrally Cleared Swap Contracts	$—	$(38,458,866)	$—	$(38,458,866)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$12,518,247	$—	$12,518,247

*	See Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$3,361,179,697
Affiliated investments at value (c) (d)	1,995,494,668
Repurchase Agreement	2,872,292,436
Cash denominated in foreign currencies (e)	154,354,972
Cash collateral (f)	180,165,820
OTC swap contracts at market value	12,518,247
Unrealized appreciation on forward foreign currency exchange contracts	12,482,018
Receivable for:
Cash collateral for OTC swap contracts	570,000
Fund shares sold	22,358
Interest	262,629
Interest on OTC swap contracts	206,402
Variation margin on centrally cleared swap contracts	4,200,044
Prepaid expenses	19,743

Total Assets	8,593,769,034
Liabilities
Due to custodian	1,079,659
Cash collateral for OTC swap contracts	10,460,000
Unrealized depreciation on forward foreign currency exchange contracts	596,968
Collateral for securities loaned	1,033,068,817
Payables for:
Investments purchased	160,369
Fund shares redeemed	1,446,144
Variation margin on futures contracts	6,544,780
Interest on OTC swap contracts	403,025
Accrued Expenses:
Management fees	3,826,897
Distribution and service fees	1,596,902
Deferred trustees’ fees	112,990
Other expenses	928,478

Total Liabilities	1,060,225,029

Net Assets	$7,533,544,005

Net Assets Consist of:
Paid in surplus	$6,479,593,646
Undistributed net investment income	68,312,198
Accumulated net realized gain	445,188,193
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts, forward foreign currency transactions and foreign currency transactions	540,449,968

Net Assets	$7,533,544,005

Net Assets
Class B	$7,533,544,005
Capital Shares Outstanding*
Class B	694,692,602
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $2,911,067,399.
(b)	Includes securities loaned at value of $616,681,945.
(c)	Identified cost of affiliated investments was $1,892,775,697.
(d)	Includes securities loaned at value of $392,463,777.
(e)	Identified cost of cash denominated in foreign currencies was $153,102,432.
(f)	Includes collateral of $93,916,000 for futures contracts, $130,000 for OTC swap contracts and $86,119,820 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends from Underlying ETFs	$40,752,463
Dividends from affiliated investments	49,647,985
Interest	4,219,618
Securities lending income	6,026,715

Total investment income	100,646,781
Expenses
Management fees	48,970,076
Administration fees	281,886
Custodian and accounting fees	367,000
Distribution and service fees—Class B	18,603,875
Audit and tax services	55,186
Legal	43,447
Trustees’ fees and expenses	53,081
Shareholder reporting	225,461
Insurance	49,938
Miscellaneous	61,044

Total expenses	68,710,994
Less management fee waiver	(2,743,395)

Net expenses	65,967,599

Net Investment Income	34,679,182

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	57,875,785
Affiliated investments	6,442,708
Futures contracts	429,978,768
Swap contracts	68,618,894
Foreign currency transactions	1,248,818
Forward foreign currency transactions	(9,151,529)
Capital gain distributions from Underlying ETFs	176,472

Net realized gain	555,189,916

Net change in unrealized appreciation (depreciation) on:
Investments	242,563,016
Affiliated investments	100,251,410
Futures contracts	(5,901,197)
Swap contracts	(9,519,047)
Foreign currency transactions	1,115,378
Forward foreign currency transactions	11,840,108

Net change in unrealized appreciation	340,349,668

Net realized and unrealized gain	895,539,584

Net Increase in Net Assets From Operations	$930,218,766

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$34,679,182	$44,961,406
Net realized gain	555,189,916	144,607,571
Net change in unrealized appreciation	340,349,668	136,965,937

Increase in net assets from operations	930,218,766	326,534,914

From Distributions to Shareholders
Net investment income
Class B	(50,163,933)	(107,977,698)
Net realized capital gains
Class B	(90,295,080)	(608,795,313)

Total distributions	(140,459,013)	(716,773,011)

Increase (decrease) in net assets from capital share transactions	(583,695,337)	235,121,635

Total increase (decrease) in net assets	206,064,416	(155,116,462)

Net Assets
Beginning of period	7,327,479,589	7,482,596,051

End of period	$7,533,544,005	$7,327,479,589

Undistributed net investment income
End of period	$68,312,198	$48,628,172

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	2,419,220	$24,876,055	11,321,629	$113,397,645
Reinvestments	13,716,701	140,459,013	75,608,968	716,773,011
Redemptions	(72,814,941)	(749,030,405)	(60,062,590)	(595,049,021)

Net increase (decrease)	(56,679,020)	$(583,695,337)	26,868,007	$235,121,635

Increase (decrease) derived from capital shares transactions		$(583,695,337)		$235,121,635

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.75	$10.33	$10.95	$11.05	$10.39

Income (Loss) from Investment Operations
Net investment income (a)	0.05	0.06	0.04	0.07	0.06
Net realized and unrealized gain (loss) on investments	1.24	0.37	(0.04)	0.56	0.99

Total from investment operations	1.29	0.43	0.00	0.63	1.05

Less Distributions
Distributions from net investment income	(0.07)	(0.15)	(0.17)	(0.13)	(0.15)
Distributions from net realized capital gains	(0.13)	(0.86)	(0.45)	(0.60)	(0.24)

Total distributions	(0.20)	(1.01)	(0.62)	(0.73)	(0.39)

Net Asset Value, End of Period	$10.84	$9.75	$10.33	$10.95	$11.05

Total Return (%) (b)	13.31	4.43	(0.11)	5.92	10.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.92	0.92	0.92	0.92	0.92
Net ratio of expenses to average net assets (%) (c)(d)	0.89	0.89	0.89	0.90	0.91
Ratio of net investment income to average net assets (%)	0.47	0.61	0.35	0.63	0.58
Portfolio turnover rate (%)	1	2	51	25	51
Net assets, end of period (in millions)	$7,533.5	$7,327.5	$7,482.6	$7,846.9	$7,817.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is May 14, 2013 and it invests primarily in commodity-linked derivatives and exchange-traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2017, the Portfolio held $158,193,866 in the Subsidiary, representing 1.8% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and

BHFTI-13

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

BHFTI-14

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2017, the Portfolio had a payment of $1,079,659 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2017. The Portfolio’s average overdraft advances during the year ended December 31, 2017 were not significant.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distributions from underlying funds, futures transactions, controlled foreign corporation reversal, adjustments to prior period accumulated balances and swap transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

BHFTI-15

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $2,872,292,436, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $157,684,154, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Consolidated Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange

BHFTI-16

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, treasury futures and foreign currency futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

BHFTI-17

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTI-18

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$549,056	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$39,007,922
			Unrealized depreciation on futures contracts (a) (c)	4,179,243
Equity	OTC swap contracts at market value (d)	1,846,417
	Unrealized appreciation on futures contracts (a) (c)	16,848,383	Unrealized depreciation on futures contracts (a) (c)	12,067,046
Commodity	OTC swap contracts at market value (d)	10,671,830
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	12,482,018	Unrealized depreciation on forward foreign currency exchange contracts	596,968

Total		$42,397,704		$55,851,179

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $206,402 and OTC swap interest payable of $403,025.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Deutsche Bank AG	$104,501	$—	$—	$104,501
Goldman Sachs International	2,252,165	—	—	2,252,165
HSBC Bank plc	3,237,452	(564,465)	—	2,672,987
JPMorgan Chase Bank N.A.	10,671,830	—	(8,380,000)	2,291,830
UBS AG	8,734,317	(32,503)	(2,080,000)	6,621,814

	$25,000,265	$(596,968)	$(10,460,000)	$13,943,297

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
HSBC Bank plc	$564,465	$(564,465)	$—	$—
UBS AG	32,503	(32,503)	—	—

	$596,968	$(596,968)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(9,151,529)	$(9,151,529)
Futures contracts	23,486,942	276,124,537	—	130,367,289	429,978,768
Swap contracts	38,653,042	22,717,103	7,248,749	—	68,618,894

	$62,139,984	$298,841,640	$7,248,749	$121,215,760	$489,446,133

BHFTI-19

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$11,840,108	$11,840,108
Futures contracts	(9,857,393)	12,890,952	—	(8,934,756)	(5,901,197)
Swap contracts	(20,396,014)	205,137	10,671,830	—	(9,519,047)

	$(30,253,407)	$13,096,089	$10,671,830	$2,905,352	$(3,580,136)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$498,022,439
Futures contracts long	1,200,602,845
Futures contracts short	(363,868,717)
Swap contracts	2,346,545,126

‡	Averages are based on activity levels during the year.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio

BHFTI-20

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$35,831,781	$0	$191,380,480

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$48,970,076	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-21

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period November 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.150%	First $100 million
0.100%	$100 million to $300 million
0.050%	$300 million to $600 million
0.025%	$600 million to $1 billion
0.020%	$1 billion to $2.5 billion
0.050%	$2.5 billion to $4.5 billion
0.060%	$4.5 billion to $6.5 billion
0.130%	Over $6.5 billion

Prior to November 1, 2017, the Adviser had agreed, for the period May 1, 2017 to October 31, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $100 million
0.075%	$100 million to $300 million
0.025%	$300 million to $600 million
0.030%	$3 billion to $5 billion
0.060%	Over $5 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived, for the year ended December 31, 2017 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

BHFTI-22

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETFs for the year ended December 31, 2017 were as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2017
iShares 1-3 Year Credit Bond ETF	$484,712,508	$—	$—	$—	$(1,847,580)	$482,864,928
iShares Core MSCI EAFE ETF	—	32,614,372	—	—	1,820,170	34,434,542
iShares Core U.S. Aggregate Bond ETF	329,540,208	—	—	—	3,872,997	333,413,205
iShares iBoxx $ Investment Grade Corporate Bond ETF	452,103,876	—	—	—	16,898,916	469,002,792
iShares Intermediate Credit Bond ETF	126,974,705	—	—	—	1,197,100	128,171,805
iShares MSCI EAFE Fund	323,200,943	—	(41,020,068)	6,442,708	62,553,844	351,177,427
iShares MSCI Japan Fund	36,379,104	—	—	—	8,242,257	44,621,361
iShares U.S. Real Estate ETF	141,077,492	3,217,410	—	—	7,513,706	151,808,608

	$1,893,988,836	$35,831,782	$(41,020,068)	$6,442,708	$100,251,410	$1,995,494,668

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
iShares 1-3 Year Credit Bond ETF	$—	$7,982,888	4,618,949
iShares Core MSCI EAFE ETF	—	500,871	521,025
iShares Core U.S. Aggregate Bond ETF	—	7,737,891	3,049,604
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	14,550,788	3,858,200
iShares Intermediate Credit Bond ETF	—	3,218,673	1,173,627
iShares MSCI EAFE Fund	—	9,530,000	4,994,701
iShares MSCI Japan Fund	—	556,681	744,558
iShares U.S. Real Estate ETF	—	5,570,193	1,873,949

	—	$49,647,985

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$7,750,053,323
Gross unrealized appreciation	541,948,316
Gross unrealized depreciation	(92,075,689)

Net unrealized appreciation (depreciation)	$449,872,627

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$102,549,029	$224,479,951	$37,909,984	$492,293,060	$140,459,013	$716,773,011

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$416,574,893	$186,543,656	$450,944,801	$—	$1,054,063,350

BHFTI-23

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s consolidated financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-24

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Tactical Strategies Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Tactical Strategies Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the periods presented, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the BlackRock Global Tactical Strategies Portfolio and subsidiary of the Brighthouse Funds Trust I as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-27

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-28

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-29

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

BlackRock Global Tactical Strategies Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board also noted that the Portfolio outperformed its blended index for the one-year period ended October 31, 2017, and underperformed its blended index for the three- and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median, but equal to the Subadvised Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Subadvised Expense Universe median, but equal to the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective November 1, 2017.

BHFTI-30

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A and B shares of the BlackRock High Yield Portfolio returned 8.07% and 7.76%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index1, returned 7.50%.

MARKET ENVIRONMENT / CONDITIONS

Amid an improving fundamental backdrop, rise in stocks, minimal macroeconomic stress, a more-benign-than-expected rate environment, and a firmer backdrop for energy, high yield bonds are among the best performing fixed income assets in 2017 with gains of 7.50% per the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index. Leveraged loans experienced a decent gain as well, returning 4.11% for 2017 per the S&P Leveraged Loan All Loan Index. For further context on how the broader market performed, the S&P 500 Index returned 21.83%, and investment grade bonds returned 3.54%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

The first half of the year was broadly characterized by persistent strength in economic data, ongoing softness in inflation, and a moderation in geopolitical risks. Economic growth continued to be positive and accelerated in the second half of the year, both in the U.S. and overseas. Jobs and wages in the U.S. grew throughout the year, while global interest rates remained relatively low, and inflation remained subdued in most major markets.

During the second half of the year, the high yield market experienced an increase in volatility, but losses were quickly recouped as the asset class benefited from steady technical support. As global yields remained suppressed, investors continued to seek higher income opportunities, including high yield bonds. Although new issuance continued throughout the year, it was generally readily absorbed by investors, partially because much of the supply was re-financing focused. For context, while there was $328.1 billion in gross new issuance overall for 2017, these figures drop considerably to $120.4 billion on a net basis.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Over the course of 2017, the Portfolio outperformed its benchmark, primarily due to strong security selection. Top contributors to the Portfolio’s performance by sector include gaming, metals & mining, and technology. Although the Portfolio was slightly overweight each of these sectors, the primary driver of returns for all three was due to strong security selection. Conversely, the Portfolio’s top three detracting sectors, electric, automotive, and oilfield services, all negatively contributed to the Portfolio’s relative performance as a result of underweight sector allocations.

The Portfolio remained overweight B-rated and select CCC-rated names over the course of the year. The Portfolio’s allocation to these ratings buckets, along with its allocation to non-rated securities, were the top contributors to performance over the course of the year. The team’s allocation to CCC-rated credits throughout the period was based on the team’s view there was either potential for a near-term upgrade to single B or a near-term catalyst for price appreciation, or the CCC-rated security was short duration paper with substantial yield. The Portfolio also maintained a consistent underweight to BB-rated credits, which was the main detractor from the Portfolio’s performance from a rating bucket perspective.

From an asset allocation perspective, the Portfolio maintained tactical, off-benchmark allocations to leveraged loans, equity (including preferred equities and convertibles), collaterized loan obligations (“CLOs”), and investment grade bonds, all of which contributed positively to the Portfolio’s performance during the year. These tactical exposures increased the Portfolio’s return more than its underweight to high yield bonds detracted.

Amid a firmer backdrop for energy bonds over the course of 2017, the Portfolio remained overweight independent energy during the period, where continued balance between supply and demand in commodity markets had created firmness in the pricing of oil. Furthermore, oil and natural gas companies showed sustained progress in efficiency and cost reduction. The Portfolio remained slightly underweight the midstream sector due to relative value considerations, as much of the sector’s return potential appeared to be already priced in by the market. Among the Portfolio’s top underweights was an underweight to the oilfield services sector. Within this sub-sector of energy, break-evens, especially in offshore drilling, are among the highest.

Over the course of the year, the Portfolio reduced exposures to the midstream, retailers, and media and entertainment sectors. As the backdrop for energy bonds continued to improve over the course of the year, yields compressed within the midstream sector, so the team sought better relative value opportunities elsewhere. The Portfolio also reduced exposure to the retailers sector as that sector continues to face secular challenges. Similarly, within the media and entertainment sector, the team’s cautious view is driven by concerns over the challenges “traditional” (TV, radio, print) media companies face from digital competitors, such as Google and Facebook, that are rapidly absorbing consumer time and advertising dollars. Throughout the year, the Portfolio started the year overweight CCC-rated bonds with the expectation CCC-rated bond spreads would continue to compress amid a positive economic growth backdrop. Similarly, the team kept the Portfolio’s beta, on average, modestly long throughout the year, which positively contributed to the Portfolio’s performance. During the fourth quarter, the team focused on reducing duration sensitive holdings and replacing them with leveraged loans, increasing the Portfolio’s loan allocation overall. Throughout the year, the team used the strong market backdrop to opportunistically reduce exposure to more challenged holdings.

The Portfolio maintained positions in liquid high yield derivatives over the course of the year, such as High Yield Index Credit Default

BHFTI-1

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

Swaps, which positively contributed to the Portfolio’s performance. These allocations helped increase exposure to high yield beta, partially compensating for the Portfolio’s underweight to high yield bonds.

At the end of the period, the Portfolio’s top sector overweights were to the banking, wireless, chemicals, and independent energy sectors. The Portfolio’s largest sector underweights were to the retailers, finance companies, and automotives. As mentioned above, retailers are facing negative secular trends due to pressure from e-commerce. Within the finance companies and automotives sectors, these industries are starting to experience cyclical downturns. For instance, within automotives, there’s increased price competition, along with stretched valuations, which leave limited room for further upside. From an asset class perspective, the Portfolio maintained its tactical, off-benchmark positions to leveraged loans, CLOs, equity (including preferred equities and convertibles), as well investment grade bonds.

James Keenan

Mitch Garfin

David Delbos

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock High Yield Portfolio
Class A	8.07	6.17	7.66	—
Class B	7.76	5.88	—	7.65
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	7.50	5.78	8.09	—

1 The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

2 Inception dates of the Class A and Class B shares are 8/30/1996 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Sectors

% of Net Assets
Corporate Bonds & Notes	85.7
Floating Rate Loans	8.6
Asset-Backed Securities	2.3
Convertible Preferred Stocks	1.2
Common Stocks	0.9
Preferred Stocks	0.5
Convertible Bonds	0.2

BHFTI-3

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.68%	$1,000.00	$1,030.20	$3.48
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class B (a)	Actual	0.93%	$1,000.00	$1,029.30	$4.76
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—85.7% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.4%
Acosta, Inc. 7.750%, 10/01/22 (144A) (a)	490,000	$357,700
Clear Channel International B.V. 8.750%, 12/15/20 (144A)	1,233,000	1,273,072
MDC Partners, Inc. 6.500%, 05/01/24 (144A)	802,000	806,010

		2,436,782

Aerospace/Defense—1.1%
Arconic, Inc. 5.125%, 10/01/24 (a)	1,820,000	1,942,546
5.900%, 02/01/27 (a)	313,000	351,560
5.950%, 02/01/37	130,000	141,375
6.750%, 01/15/28 (a)	512,000	603,294
KLX, Inc. 5.875%, 12/01/22 (144A)	1,770,000	1,853,544
Kratos Defense & Security Solutions, Inc. 6.500%, 11/30/25 (144A)	365,000	379,600
Pioneer Holdings LLC / Pioneer Finance Corp. 9.000%, 11/01/22 (144A)	375,000	387,656
TransDigm, Inc. 6.000%, 07/15/22	574,000	585,480
6.375%, 06/15/26	80,000	80,800
6.500%, 07/15/24 (a)	1,167,000	1,196,175
6.500%, 05/15/25	422,000	431,495

		7,953,525

Airlines—0.2%
Continental Airlines Pass-Through Trust 6.125%, 04/29/18	900,000	909,450
Virgin Australia Pass-Through Trust 7.125%, 10/23/18 (144A)	502,403	509,940

		1,419,390

Apparel—0.0%
Levi Strauss & Co. 3.375%, 03/15/27 (EUR)	100,000	125,924

Auto Manufacturers—0.5%
Fiat Chrysler Automobiles NV 3.750%, 03/29/24 (EUR)	100,000	131,149
General Motors Financial Co., Inc. 5.750%, 09/30/27 (a) (b)	808,000	832,103
Jaguar Land Rover Automotive plc 2.200%, 01/15/24 (EUR)	100,000	122,279
Navistar International Corp. 6.625%, 11/01/25 (144A)	617,000	643,765
Tesla, Inc. 5.300%, 08/15/25 (144A)	1,062,000	1,014,210
Wabash National Corp. 5.500%, 10/01/25 (144A) (a)	513,000	516,848

		3,260,354

Auto Parts & Equipment—0.4%
Adient Global Holdings, Ltd. 3.500%, 08/15/24 (EUR)	200,000	256,062
Allison Transmission, Inc. 5.000%, 10/01/24 (144A)	36,000	37,125
Faurecia 3.625%, 06/15/23 (EUR)	100,000	126,134
Gestamp Funding Luxembourg S.A. 3.500%, 05/15/23 (EUR)	100,000	125,433
Grupo-Antolin Irausa S.A. 3.250%, 04/30/24 (EUR)	100,000	124,772
HP Pelzer Holding GmbH 4.125%, 04/01/24 (EUR)	175,000	217,934
IHO Verwaltungs GmbH 2.750%, 3.500% PIK, 09/15/21 (EUR) (c)	100,000	123,021
3.250%, 4.000% PIK, 09/15/23 (EUR) (c)	300,000	375,253
3.750%, 4.500% PIK, 09/15/26 (EUR) (c)	150,000	192,554
4.125%, 4.875% PIK, 09/15/21 (144A) (c)	455,000	462,963
4.500%, 5.250% PIK, 09/15/23 (144A) (c)	200,000	203,876
4.750%, 5.500% PIK, 09/15/26 (144A) (c)	270,000	274,050
LKQ Italia Bondco S.p.A. 3.875%, 04/01/24 (EUR)	200,000	261,821

		2,780,998

Banks—3.1%
Allied Irish Banks plc 4.125%, 5 year EUR Swap + 3.950%, 11/26/25 (EUR) (b)	225,000	293,552
Banco BPM S.p.A. 2.750%, 07/27/20 (EUR)	400,000	499,648
4.250%, 01/30/19 (EUR)	100,000	124,412
Banco Espirito Santo S.A. 2.625%, 05/08/17 (EUR) (d)	400,000	143,982
4.750%, 01/15/18 (EUR) (d)	1,000,000	350,956
Bank of America Corp. 5.125%, 3M USD LIBOR + 3.387%, 06/17/19 (b)	690,000	700,695
6.100%, 3M USD LIBOR + 3.898%, 03/17/25 (b)	734,000	805,565
6.250%, 3M USD LIBOR + 3.705%, 09/05/24 (b)	1,160,000	1,281,858
6.500%, 3M USD LIBOR + 4.174%, 10/23/24 (a) (b)	1,027,000	1,166,929
Bank of Ireland 4.250%, 5 year EUR Swap + 3.550%, 06/11/24 (EUR) (b)	320,000	404,589
Bankia S.A. 3.375%, 5 year EUR Swap + 3.350%, 03/15/27 (EUR) (b)	100,000	125,899
4.000%, 5 year EUR Swap + 3.166%, 05/22/24 (EUR) (b)	300,000	374,365
CaixaBank S.A. 3.500%, 5 year EUR Swap + 3.350%, 02/15/27 (EUR) (b)	100,000	127,058
CIT Group, Inc. 5.000%, 08/01/23 (a)	550,000	585,750
5.800%, 3M USD LIBOR + 3.972%, 06/15/22 (a) (b)	1,134,000	1,168,020
6.000%, 04/01/36	1,550,000	1,635,250
Citigroup, Inc. 5.950%, 3M USD LIBOR + 4.095%, 08/15/20 (b)	425,000	444,125
6.125%, 3M USD LIBOR + 4.478%, 11/15/20 (b)	375,000	398,906
Deutsche Pfandbriefbank AG 4.600%, 02/22/27 (EUR)	100,000	134,450
Goldman Sachs Group, Inc. (The) 5.000%, 11/10/22 (b)	1,765,000	1,736,760

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Hongkong & Shanghai Banking Corp., Ltd. (The) 1.625%, 3M USD LIBOR, 01/27/18 (b)	100,000	$88,000
Intesa Sanpaolo S.p.A. 6.625%, 09/13/23 (EUR)	400,000	602,045
JPMorgan Chase & Co. 5.000%, 3M USD LIBOR + 3.320%, 07/01/19 (b)	350,000	356,083
5.300%, 3M USD LIBOR + 3.800%, 05/01/20 (b)	2,335,000	2,421,629
6.100%, 3M USD LIBOR + 3.330%, 10/01/24 (b)	1,127,000	1,238,348
6.125%, 3M USD LIBOR + 3.330%, 04/30/24 (b)	243,000	266,085
Morgan Stanley 5.550%, 3M USD LIBOR + 3.810%, 07/15/20 (b)	345,000	358,369
National Bank of Greece S.A. 2.750%, 10/19/20 (EUR)	225,000	272,380
National Westminster Bank plc 1.750%, 02/28/18 (b)	100,000	88,080
Royal Bank of Scotland Group plc 8.625%, 5 year USD Swap + 7.598%, 08/15/21 (b)	238,000	268,048
UniCredit S.p.A. 4.375%, 5 year EUR Swap + 4.316%, 01/03/27 (EUR) (b)	200,000	260,027
5.750%, 5 year EUR Swap + 4.100%, 10/28/25 (EUR) (b)	150,000	200,070
6.950%, 10/31/22 (EUR)	200,000	295,053
Wells Fargo & Co. 5.875%, 3M USD LIBOR + 3.990%, 06/15/25 (a) (b)	1,655,000	1,832,995
5.900%, 3M USD LIBOR + 3.110%, 06/15/24 (a) (b)	760,000	812,972

		21,862,953

Building Materials—0.6%
BMBG Bond Finance SCA 3.000%, 06/15/21 (EUR)	100,000	122,589
CPG Merger Sub LLC 8.000%, 10/01/21 (144A)	764,000	788,830
James Hardie International Finance DAC 4.750%, 01/15/25 (144A)	172,000	173,290
Jeld-Wen, Inc. 4.625%, 12/15/25 (144A)	211,000	212,583
4.875%, 12/15/27 (144A)	16,000	16,160
Masonite International Corp. 5.625%, 03/15/23 (144A)	779,000	814,289
Norbord, Inc. 6.250%, 04/15/23 (144A)	540,000	589,275
Ply Gem Industries, Inc. 6.500%, 02/01/22	527,000	544,127
Standard Industries, Inc. 5.375%, 11/15/24 (144A)	112,000	117,074
Titan Global Finance plc 2.375%, 11/16/24 (EUR)	100,000	119,919
3.500%, 06/17/21 (EUR)	100,000	126,792
USG Corp. 4.875%, 06/01/27 (144A)	569,000	589,797
5.500%, 03/01/25 (144A)	239,000	253,937

		4,468,662

Chemicals—3.2%
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.250%, 02/01/25 (144A) (a)	1,475,000	1,511,875

Chemicals—(Continued)
Axalta Coating Systems Dutch Holding B.V. 3.750%, 01/15/25 (EUR)	210,000	268,210
Axalta Coating Systems LLC 4.875%, 08/15/24 (144A)	459,000	481,950
Blue Cube Spinco, Inc. 9.750%, 10/15/23	775,000	914,500
10.000%, 10/15/25	631,000	757,200
CF Industries, Inc. 4.950%, 06/01/43	423,000	399,735
5.150%, 03/15/34 (a)	225,000	229,500
7.125%, 05/01/20	141,000	153,732
Chemours Co. (The) 5.375%, 05/15/27	637,000	659,295
6.625%, 05/15/23	448,000	473,760
7.000%, 05/15/25	301,000	326,585
Hexion, Inc. 10.375%, 02/01/22 (144A) (a)	448,000	416,920
Huntsman International LLC 4.875%, 11/15/20	890,000	925,600
5.125%, 11/15/22	284,000	302,815
INEOS Finance plc 4.000%, 05/01/23 (EUR)	132,000	162,538
INEOS Group Holdings S.A. 5.375%, 08/01/24 (EUR)	200,000	255,940
Kronos International, Inc. 3.750%, 09/15/25 (EUR)	100,000	123,442
LANXESS AG 4.500%, 5 year EUR Swap + 4.510%, 12/06/76 (EUR) (b)	75,000	100,112
Momentive Performance Materials, Inc. 3.880%, 10/24/21	2,658,000	2,777,610
NOVA Chemicals Corp. 4.875%, 06/01/24 (144A)	641,000	639,397
Platform Specialty Products Corp. 5.875%, 12/01/25 (144A)	1,445,000	1,434,162
6.500%, 02/01/22 (144A) (a)	4,291,000	4,435,821
PQ Corp. 5.750%, 12/15/25 (144A)	866,000	881,155
6.750%, 11/15/22 (144A)	874,000	932,995
PSPC Escrow Corp. 6.000%, 02/01/23 (EUR)	138,000	172,938
Solvay Finance S.A. 5.118%, 5 year EUR Swap + 4.889%, 06/02/21 (EUR) (b)	200,000	268,886
Tronox Finance plc 5.750%, 10/01/25 (144A) (a)	409,000	420,248
Venator Finance S.a.r.l. / Venator Materials LLC 5.750%, 07/15/25 (144A)	352,000	371,360
Versum Materials, Inc. 5.500%, 09/30/24 (144A)	295,000	315,650
WR Grace & Co. 5.125%, 10/01/21 (144A)	1,044,000	1,097,505

		22,211,436

Coal—0.2%
CONSOL Energy, Inc. 11.000%, 11/15/25 (144A) (a)	762,000	800,100

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Coal—(Continued)
SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp. 7.500%, 06/15/25 (144A)	649,000	$678,205

		1,478,305

Commercial Services—3.9%
AA Bond Co., Ltd. 2.750%, 07/31/23 (GBP)	100,000	133,742
ADT Corp. (The) 3.500%, 07/15/22	465,000	458,025
4.125%, 06/15/23	346,000	346,000
4.875%, 07/15/32 (144A)	1,079,000	1,019,655
6.250%, 10/15/21	1,248,000	1,366,560
APX Group, Inc. 6.375%, 12/01/19	148,000	150,220
7.875%, 12/01/22	456,000	488,490
8.750%, 12/01/20	647,000	659,940
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, 06/01/22 (144A)	1,127,000	1,141,087
Avis Budget Finance plc 4.125%, 11/15/24 (EUR)	150,000	183,547
Booz Allen Hamilton, Inc. 5.125%, 05/01/25 (144A)	1,002,000	1,004,505
Ceridian HCM Holding, Inc. 11.000%, 03/15/21 (144A)	710,000	741,950
Cognita Financing plc 7.750%, 08/15/21 (GBP)	125,000	174,591
EC Finance plc 2.375%, 11/15/22 (EUR)	100,000	122,736
Europcar Groupe S.A. 4.125%, 11/15/24 (EUR)	100,000	119,985
Gartner, Inc. 5.125%, 04/01/25 (144A)	418,000	436,810
GW Honos Security Corp. 8.750%, 05/15/25 (144A)	207,000	222,525
Herc Rentals, Inc. 7.500%, 06/01/22 (144A)	185,000	199,338
7.750%, 06/01/24 (144A)	365,000	400,588
Hertz Corp. (The) 7.625%, 06/01/22 (144A)	549,000	575,077
IHS Markit, Ltd. 4.000%, 03/01/26 (144A)	277,000	276,654
4.750%, 02/15/25 (144A)	548,000	578,140
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, 08/01/23 (144A)	2,853,000	2,881,530
KAR Auction Services, Inc. 5.125%, 06/01/25 (144A)	625,000	640,625
La Financiere Atalian SAS 4.000%, 05/15/24 (EUR)	166,000	207,640
Laureate Education, Inc. 8.250%, 05/01/25 (144A)	270,000	286,200
Live Nation Entertainment, Inc. 4.875%, 11/01/24 (144A)	67,000	68,675
Loxam SAS 3.500%, 05/03/23 (EUR)	224,000	278,944
6.000%, 04/15/25 (EUR)	100,000	130,434

Commercial Services—(Continued)
Matthews International Corp. 5.250%, 12/01/25 (144A)	140,000	141,400
Michael Baker International LLC 8.750%, 03/01/23 (144A)	106,000	102,555
Nielsen Co. Luxembourg S.a.r.l. (The) 5.000%, 02/01/25 (144A) (a)	293,000	303,988
Prime Security Services Borrower LLC / Prime Finance, Inc. 9.250%, 05/15/23 (144A)	3,863,000	4,287,930
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/25 (144A)	377,000	389,253
Service Corp. International 4.625%, 12/15/27	59,000	59,863
5.375%, 05/15/24	665,000	700,744
ServiceMaster Co. LLC (The) 5.125%, 11/15/24 (144A)	290,000	293,625
Sotheby’s 5.250%, 10/01/22 (144A)	660,000	677,490
Team Health Holdings, Inc. 6.375%, 02/01/25 (144A) (a)	695,000	620,287
United Rentals North America, Inc. 4.625%, 07/15/23	382,000	394,938
4.625%, 10/15/25 (a)	888,000	894,660
4.875%, 01/15/28 (a)	683,000	686,415
5.750%, 11/15/24	465,000	489,412
5.875%, 09/15/26	285,000	304,950
Verisure Holding AB 6.000%, 11/01/22 (EUR)	112,500	143,251
Verisure Midholding AB 5.750%, 12/01/23 (EUR)	100,000	120,806
WEX, Inc. 4.750%, 02/01/23 (144A)	1,135,000	1,159,119

		27,064,899

Computers—0.7%
Dell International LLC / EMC Corp. 6.020%, 06/15/26 (144A)	635,000	700,163
7.125%, 06/15/24 (144A) (a)	1,583,000	1,733,170
Harland Clarke Holdings Corp. 8.375%, 08/15/22 (144A)	306,000	317,766
Riverbed Technology, Inc. 8.875%, 03/01/23 (144A)	378,000	356,737
Western Digital Corp. 7.375%, 04/01/23 (144A)	604,000	651,565
10.500%, 04/01/24	648,000	750,870

		4,510,271

Distribution/Wholesale—0.7%
American Tire Distributors, Inc. 10.250%, 03/01/22 (144A)	979,000	1,008,370
Beacon Roofing Supply, Inc. 6.375%, 10/01/23	28,000	29,785
HD Supply, Inc. 5.750%, 04/15/24 (144A)	3,266,000	3,470,125

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Distribution/Wholesale—(Continued)
Rexel S.A. 2.625%, 06/15/24 (EUR)	125,000	$154,118
3.500%, 06/15/23 (EUR)	206,000	258,690

		4,921,088

Diversified Financial Services—3.7%
Aircastle, Ltd. 7.625%, 04/15/20	48,000	52,440
Alliance Data Systems Corp. 5.375%, 08/01/22 (144A)	1,060,000	1,067,950
5.875%, 11/01/21 (144A)	1,383,000	1,417,575
Ally Financial, Inc. 8.000%, 11/01/31	3,184,000	4,139,200
Arrow Global Finance plc 2.875%, 3M Euribor + 2.875%, 04/01/25 (EUR) (b)	100,000	118,778
Banca IFIS S.p.A. 4.500%, 10/17/27 (EUR) (b)	125,000	151,684
Blackstone CQP Holdco L.P. 6.000%, 08/18/21 (144A)	533,000	534,332
6.500%, 03/20/21 (144A)	3,261,000	3,309,915
Cabot Financial Luxembourg S.A. 7.500%, 10/01/23 (GBP)	100,000	141,226
FBM Finance, Inc. 8.250%, 08/15/21 (144A)	300,000	318,750
HT1 Funding GmbH 1.842%, 12M Euribor + 2.000%, 06/30/18 (EUR) (b)	60,000	70,400
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 6.000%, 08/01/20	402,000	413,427
6.250%, 02/01/22	529,000	540,902
6.375%, 12/15/25 (144A)	722,000	722,072
6.750%, 02/01/24	733,000	753,157
Infinity Acquisition LLC / Infinity Acquisition Finance Corp. 7.250%, 08/01/22 (144A)	117,000	117,878
Intrum Justitia AB 2.625%, 3M Euribor + 2.625%, 07/15/22 (EUR) (b)	100,000	120,769
2.750%, 07/15/22 (EUR)	100,000	120,582
Jefferies Finance LLC / JFIN Co-Issuer Corp. 6.875%, 04/15/22 (144A) (a)	1,447,000	1,465,087
7.375%, 04/01/20 (144A)	305,000	313,769
Jerrold Finco plc 6.125%, 01/15/24 (GBP)	100,000	137,687
6.250%, 09/15/21 (GBP)	100,000	139,572
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.250%, 03/15/22 (144A)	76,000	78,375
5.250%, 10/01/25 (144A)	462,000	459,690
Lehman Brothers Holdings, Inc. Zero Coupon, 02/05/14 (EUR) (d) (e)	4,500,000	323,959
4.750%, 01/16/14 (EUR) (d) (e)	2,140,000	154,061
5.375%, 10/17/12 (EUR) (d) (e)	350,000	25,197
LHC3 plc 4.125%, 4.875% PIK, 08/15/24 (EUR) (c)	202,000	247,520
Lincoln Finance, Ltd. 6.875%, 04/15/21 (EUR)	100,000	125,936

Diversified Financial Services—(Continued)
Mercury Bondco plc 7.125%, 7.875% PIK, 05/30/21 (EUR) (c)	100,000	123,824
8.250%, 9.000% PIK., 05/30/21 (EUR) (c)	299,000	372,208
Navient Corp. 5.500%, 01/25/23 (a)	343,000	342,142
5.625%, 08/01/33	500,000	436,250
5.875%, 10/25/24 (a)	323,000	320,578
6.125%, 03/25/24 (a)	111,000	112,388
6.500%, 06/15/22 (a)	364,000	382,018
6.625%, 07/26/21	706,000	744,830
6.750%, 06/25/25 (a)	444,000	456,210
7.250%, 09/25/23	436,000	464,340
NFP Corp. 6.875%, 07/15/25 (144A)	193,000	194,448
OneMain Financial Holdings LLC 6.750%, 12/15/19 (144A)	544,000	562,061
7.250%, 12/15/21 (144A)	335,000	348,132
Pershing Square Holdings, Ltd. 5.500%, 07/15/22 (144A) (f)	1,000,000	1,035,200
Springleaf Finance Corp. 5.625%, 03/15/23	528,000	529,162
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750%, 06/01/25 (144A)	1,151,000	1,162,510
Vantiv LLC / Vanity Issuer Corp. 3.875%, 11/15/25 (144A) (GBP)	155,000	210,948
4.375%, 11/15/25 (144A)	404,000	409,123

		25,788,262

Electric—1.6%
AES Corp. 4.875%, 05/15/23	449,000	457,419
5.125%, 09/01/27	264,000	277,200
5.500%, 03/15/24	386,000	401,440
5.500%, 04/15/25	98,000	102,900
6.000%, 05/15/26	290,000	313,200
Calpine Corp. 5.250%, 06/01/26 (144A)	1,717,000	1,682,677
5.500%, 02/01/24	209,000	199,073
5.875%, 01/15/24 (144A)	535,000	544,362
ContourGlobal Power Holdings S.A. 5.125%, 06/15/21 (EUR)	200,000	250,591
DPL, Inc. 7.250%, 10/15/21	64,000	71,040
Dynegy, Inc. 7.375%, 11/01/22	761,000	802,855
8.000%, 01/15/25 (144A) (a)	536,000	580,220
8.125%, 01/30/26 (144A) (a)	397,000	433,723
Enel S.p.A. 5.000%, 5 year EUR Swap + 3.648%, 01/15/75 (EUR) (b)	250,000	325,669
6.625%, 5 year GBP Swap + 4.089%, 09/15/76 (GBP) (b)	100,000	155,171
7.750%, 5 year GBP Swap + 5.662%, 09/10/75 (GBP) (b)	100,000	155,369
Gas Natural Fenosa Finance B.V. 4.125%, 8 year EUR Swap + 3.353%, 11/18/22 (EUR) (b)	200,000	261,620
NextEra Energy Operating Partners L.P. 4.250%, 09/15/24 (144A)	407,000	414,123

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
NRG Energy, Inc. 5.750%, 01/15/28 (144A)	1,068,000	$1,078,680
6.625%, 01/15/27	1,515,000	1,602,112
NRG Yield Operating LLC 5.375%, 08/15/24	507,000	524,745
Origin Energy Finance, Ltd. 4.000%, 5 year EUR Swap + 3.670%, 09/16/74 (EUR) (b)	100,000	125,084
Talen Energy Supply LLC 6.500%, 06/01/25	402,000	324,615
Viridian Group FinanceCo plc / Viridian Power & Energy 4.000%, 09/15/25 (EUR)	110,000	130,998

		11,214,886

Electrical Components & Equipment—0.0%
Belden, Inc. 4.125%, 10/15/26 (EUR)	100,000	128,665
5.500%, 04/15/23 (EUR)	7,000	8,741
Senvion Holding GmbH 3.875%, 10/25/22 (EUR)	104,000	118,545

		255,951

Energy-Alternate Sources—0.2%
Pattern Energy Group, Inc. 5.875%, 02/01/24 (144A)	533,000	559,650
TerraForm Power Operating LLC 4.250%, 01/31/23 (144A) (a)	413,000	409,903
5.000%, 01/31/28 (144A)	412,000	407,880

		1,377,433

Engineering & Construction—0.5%
Brand Industrial Services, Inc. 8.500%, 07/15/25 (144A)	971,000	1,019,550
Engility Corp. 8.875%, 09/01/24	502,000	536,512
New Enterprise Stone & Lime Co., Inc. 10.125%, 04/01/22 (144A)	384,000	414,720
SPIE S.A. 3.125%, 03/22/24 (EUR)	100,000	125,717
Swissport Financing S.a.r.l. 6.750%, 12/15/21 (EUR)	100,000	124,733
9.750%, 12/15/22 (EUR)	270,000	336,605
Tutor Perini Corp. 6.875%, 05/01/25 (144A) (a)	521,000	560,075
Weekley Homes LLC / Weekley Finance Corp. 6.625%, 08/15/25 (144A)	142,000	141,290
WFS Global Holding SAS 9.500%, 07/15/22 (EUR)	100,000	127,886

		3,387,088

Entertainment—1.3%
Codere Finance 2 Luxembourg S.A. 6.750%, 11/01/21 (EUR)	100,000	126,493
CPUK Finance, Ltd. 4.250%, 08/28/22 (GBP)	100,000	137,457
4.875%, 08/28/25 (GBP)	100,000	137,210

Entertainment—(Continued)
Eldorado Resorts, Inc. 6.000%, 04/01/25	256,000	267,520
GLP Capital L.P. / GLP Financing II, Inc. 5.375%, 11/01/23 (a)	114,000	121,695
5.375%, 04/15/26	180,000	193,050
International Game Technology plc 4.750%, 02/15/23 (EUR)	150,000	203,395
Jacobs Entertainment, Inc. 7.875%, 02/01/24 (144A)	142,000	151,940
Lions Gate Entertainment Corp. 5.875%, 11/01/24 (144A) (a)	212,000	223,925
Scientific Games International, Inc. 5.000%, 10/15/25 (144A)	416,000	417,040
7.000%, 01/01/22 (144A)	1,829,000	1,927,309
10.000%, 12/01/22	2,453,000	2,692,167
Six Flags Entertainment Corp. 4.875%, 07/31/24 (144A)	1,328,000	1,347,920
5.500%, 04/15/27 (144A)	261,000	270,135
Vue International Bidco plc 7.875%, 07/15/20 (GBP)	182,000	250,458
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.625%, 09/15/49 (144A) (d) (g) (h)	294,455	0
William Hill plc 4.875%, 09/07/23 (GBP)	110,000	156,834
WMG Acquisition Corp. 4.125%, 11/01/24 (EUR)	100,000	126,361

		8,750,909

Environmental Control—0.4%
Advanced Disposal Services, Inc. 5.625%, 11/15/24 (144A)	549,000	561,353
Core & Main L.P. 6.125%, 08/15/25 (144A) (a)	931,000	944,965
Paprec Holding S.A. 5.250%, 04/01/22 (EUR)	109,000	135,328
Tervita Escrow Corp. 7.625%, 12/01/21 (144A)	968,000	970,420
Wrangler Buyer Corp. 6.000%, 10/01/25 (144A)	252,000	259,560

		2,871,626

Food—1.1%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC 5.750%, 03/15/25	318,000	286,836
6.625%, 06/15/24 (a)	253,000	239,718
B&G Foods, Inc. 5.250%, 04/01/25 (a)	293,000	298,025
Casino Guichard Perrachon S.A. 4.498%, 03/07/24 (EUR)	300,000	401,635
4.561%, 01/25/23 (EUR)	400,000	541,220
5.976%, 05/26/21 (EUR)	100,000	139,426
Chobani LLC / Chobani Finance Corp., Inc. 7.500%, 04/15/25 (144A)	757,000	802,420

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
JBS USA LUX S.A. / JBS USA Finance, Inc. 5.750%, 06/15/25 (144A)	1,390,000	$1,337,875
5.875%, 07/15/24 (144A)	474,000	458,002
Lamb Weston Holdings, Inc. 4.625%, 11/01/24 (144A)	39,000	40,170
Picard Groupe SAS 3.000%, 11/30/23 (EUR) (b)	151,000	181,630
Pilgrim’s Pride Corp. 5.750%, 03/15/25 (144A)	401,000	414,534
5.875%, 09/30/27 (144A)	346,000	356,380
Post Holdings, Inc. 5.000%, 08/15/26 (144A)	1,505,000	1,480,544
5.500%, 03/01/25 (144A)	210,000	217,350
5.625%, 01/15/28 (144A)	374,000	375,982
5.750%, 03/01/27 (144A)	288,000	293,040

		7,864,787

Food Service—0.1%
Aramark Services, Inc. 4.750%, 06/01/26	410,000	416,150
5.000%, 04/01/25 (144A) (a)	7,000	7,394
5.125%, 01/15/24	60,000	62,970

		486,514

Forest Products & Paper—0.1%
Mercer International, Inc. 5.500%, 01/15/26 (144A)	266,000	269,990
6.500%, 02/01/24	272,000	289,000
Sappi Papier Holding GmbH 4.000%, 04/01/23 (EUR)	100,000	125,179
Stora Enso Oyj 2.500%, 06/07/27 (EUR)	100,000	122,994

		807,163

Gas—0.2%
NGL Energy Partners L.P. / NGL Energy Finance Corp. 5.125%, 07/15/19	247,000	251,322
6.875%, 10/15/21	1,268,000	1,293,360

		1,544,682

Healthcare-Products—1.5%
3AB Optique Developpement SAS 4.000%, 10/01/23 (EUR)	100,000	120,757
Avantor, Inc. 4.750%, 10/01/24 (EUR)	147,000	175,855
6.000%, 10/01/24 (144A)	3,591,000	3,577,534
9.000%, 10/01/25 (144A)	918,000	904,230
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/21 (144A)	1,787,000	1,670,845
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 4.875%, 04/15/20 (144A)	155,000	148,800
5.500%, 04/15/25 (144A) (a)	1,018,000	829,670
5.625%, 10/15/23 (144A) (a)	291,000	247,350
5.750%, 08/01/22 (144A) (a)	154,000	139,755

Healthcare-Products—(Continued)
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics S.A. 6.625%, 05/15/22 (144A) (a)	2,593,000	2,605,965
Sterigenics-Nordion Holdings LLC 6.500%, 05/15/23 (144A)	241,000	251,242

		10,672,003

Healthcare-Services—4.8%
Acadia Healthcare Co., Inc. 5.125%, 07/01/22	155,000	155,388
5.625%, 02/15/23 (a)	406,000	412,090
6.500%, 03/01/24	159,000	165,360
Centene Corp. 4.750%, 05/15/22	816,000	846,600
4.750%, 01/15/25	791,000	804,842
5.625%, 02/15/21	923,000	948,382
6.125%, 02/15/24	90,000	95,175
CHS/Community Health Systems, Inc. 5.125%, 08/01/21	139,000	125,100
6.250%, 03/31/23	434,000	390,600
8.000%, 11/15/19 (a)	380,000	321,100
Constantin Investissement 3 SASU 5.375%, 04/15/25 (EUR)	110,000	133,173
DaVita, Inc. 5.000%, 05/01/25	194,000	193,942
5.125%, 07/15/24	455,000	459,550
Eagle Holding Co. II LLC 7.625%, 8.375% PIK, 05/15/22 (144A) (c)	622,000	628,220
Envision Healthcare Corp. 5.125%, 07/01/22 (144A)	163,000	158,110
5.625%, 07/15/22 (a)	1,595,000	1,610,950
6.250%, 12/01/24 (144A) (a)	491,000	505,730
HCA, Inc. 4.500%, 02/15/27	624,000	627,120
4.750%, 05/01/23	73,000	75,190
5.000%, 03/15/24	2,498,000	2,597,920
5.250%, 04/15/25	903,000	954,922
5.250%, 06/15/26	1,080,000	1,144,800
5.375%, 02/01/25	1,007,000	1,042,245
5.500%, 06/15/47	2,242,000	2,236,395
5.875%, 03/15/22	765,000	818,550
5.875%, 05/01/23	642,000	685,335
5.875%, 02/15/26	696,000	736,020
6.500%, 02/15/20	580,000	614,800
7.500%, 02/15/22	1,024,000	1,152,000
HealthSouth Corp. 5.750%, 11/01/24	321,000	328,624
MEDNAX, Inc. 5.250%, 12/01/23 (144A)	257,000	261,498
Molina Healthcare, Inc. 4.875%, 06/15/25 (144A)	252,000	251,370
MPH Acquisition Holdings LLC 7.125%, 06/01/24 (144A)	1,137,000	1,210,905
Polaris Intermediate Corp. 8.500%, 12/01/22 (144A) (c)	1,355,000	1,405,812

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
RegionalCare Hospital Partners Holdings, Inc. 8.250%, 05/01/23 (144A)	313,000	$330,215
Surgery Center Holdings, Inc. 6.750%, 07/01/25 (144A) (a)	644,000	608,580
Surgery Center Holdings, Inc. 8.875%, 04/15/21 (144A)	329,000	340,515
Synlab Bondco plc 6.250%, 07/01/22 (EUR)	155,000	195,709
Synlab Unsecured Bondco plc 8.250%, 07/01/23 (EUR)	100,000	129,992
Tenet Healthcare Corp. 4.625%, 07/15/24 (144A)	435,000	424,125
5.125%, 05/01/25 (144A) (a)	235,000	229,125
6.000%, 10/01/20	1,981,000	2,094,511
6.750%, 06/15/23 (a)	2,319,000	2,249,430
7.000%, 08/01/25 (144A) (a)	717,000	673,980
7.500%, 01/01/22 (144A) (a)	348,000	365,400
8.125%, 04/01/22 (a)	1,448,000	1,473,340
Unilabs Subholding AB 5.750%, 05/15/25 (EUR)	100,000	120,800
WellCare Health Plans, Inc. 5.250%, 04/01/25	204,000	215,220

		33,548,760

Holding Companies-Diversified—0.0%
ProGroup AG 5.125%, 05/01/22 (EUR)	131,000	162,933

Home Builders—1.2%
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, 07/01/22 (144A)	793,000	828,685
CalAtlantic Group, Inc. 5.250%, 06/01/26	881,000	931,657
6.625%, 05/01/20	110,000	118,272
K Hovnanian Enterprises, Inc. 10.000%, 07/15/22 (144A)	134,000	147,400
10.500%, 07/15/24 (144A) (a)	238,000	273,105
Lennar Corp. 2.950%, 11/29/20 (144A)	146,000	144,905
4.125%, 01/15/22	286,000	291,720
4.750%, 04/01/21	42,000	43,680
4.750%, 11/15/22	459,000	481,950
4.750%, 11/29/27 (144A)	820,000	844,436
4.875%, 12/15/23	344,000	361,200
Mattamy Group Corp. 6.500%, 10/01/25 (144A)	92,000	97,290
6.875%, 12/15/23 (144A)	387,000	409,253
MDC Holdings, Inc. 6.000%, 01/15/43	486,000	473,850
Meritage Homes Corp. 5.125%, 06/06/27	247,000	251,323
PulteGroup, Inc. 6.000%, 02/15/35	583,000	626,725
6.375%, 05/15/33	548,000	613,760

Home Builders—(Continued)
TRI Pointe Group, Inc. 4.875%, 07/01/21	288,000	298,800
5.250%, 06/01/27	212,000	217,448
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, 06/15/19	355,000	362,100
5.875%, 06/15/24	297,000	317,048
William Lyon Homes, Inc. 5.875%, 01/31/25	233,000	237,951
Williams Scotsman International, Inc. 7.875%, 12/15/22 (144A)	248,000	255,440

		8,627,998

Home Furnishings—0.1%
Tempur Sealy International, Inc. 5.500%, 06/15/26	410,000	420,332

Household Products/Wares—0.2%
ACCO Brands Corp. 5.250%, 12/15/24 (144A)	81,000	83,227
Diamond BC B.V. 5.625%, 08/15/25 (EUR)	100,000	120,321
Prestige Brands, Inc. 6.375%, 03/01/24 (144A)	395,000	409,319
Spectrum Brands, Inc. 5.750%, 07/15/25	504,000	530,460

		1,143,327

Insurance—1.2%
Acrisure LLC / Acrisure Finance, Inc. 7.000%, 11/15/25 (144A)	471,000	453,931
Alliant Holdings Intermediate LLC 8.250%, 08/01/23 (144A)	2,125,000	2,231,250
Ardonagh Midco 3 plc 8.375%, 07/15/23 (GBP)	200,000	273,924
8.625%, 07/15/23 (144A)	1,028,000	1,063,980
Assicurazioni Generali S.p.A. 5.500%, 3M Euribor + 5.350%, 10/27/47 (EUR) (b)	100,000	143,864
6.416%, 3M GBP LIBOR + 2.200%, 02/08/22 (GBP) (b)	100,000	149,327
7.750%, 3M Euribor + 7.113%, 12/12/42 (EUR) (b)	200,000	309,261
AssuredPartners, Inc. 7.000%, 08/15/25 (144A)	123,000	122,385
BNP Paribas Cardif S.A. 4.032%, 3M Euribor + 3.930%, 11/25/25 (EUR) (b)	100,000	135,416
Credit Agricole Assurances S.A. 4.500%, 5 year EUR Swap + 4.350%, 10/14/25 (EUR) (b)	100,000	136,899
Ethias S.A. 5.000%, 01/14/26 (EUR)	100,000	138,515
Groupama S.A. 6.000%, 01/23/27 (EUR)	100,000	151,181
6.375%, 3M Euribor + 5.770%, 05/28/24 (EUR) (b)	100,000	144,020
HUB International, Ltd. 7.875%, 10/01/21 (144A)	2,003,000	2,085,624
MGIC Investment Corp. 5.750%, 08/15/23	211,000	230,781

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Radian Group, Inc. 4.500%, 10/01/24	640,000	$655,680
5.250%, 06/15/20	62,000	65,333
7.000%, 03/15/21	41,000	45,971
USIS Merger Sub, Inc. 6.875%, 05/01/25 (144A)	145,000	146,450

		8,683,792

Internet—1.3%
Match Group, Inc. 5.000%, 12/15/27 (144A)	215,000	218,225
Netflix, Inc. 3.625%, 05/15/27 (EUR)	100,000	120,978
4.375%, 11/15/26 (a)	1,207,000	1,179,842
4.875%, 04/15/28 (144A)	1,094,000	1,072,120
5.375%, 02/01/21	100,000	105,625
5.500%, 02/15/22	4,000	4,205
Symantec Corp. 5.000%, 04/15/25 (144A)	383,000	398,320
TIBCO Software, Inc. 11.375%, 12/01/21 (144A) (a)	1,841,000	2,005,549
United Group B.V. 4.375%, 07/01/22 (EUR)	126,000	156,974
4.375%, 3M Euribor + 4.375%, 07/01/23 (EUR) (b)	132,000	159,356
Zayo Group LLC / Zayo Capital, Inc. 5.750%, 01/15/27 (144A)	1,580,000	1,611,600
6.000%, 04/01/23	1,351,000	1,407,134
6.375%, 05/15/25	868,000	917,910

		9,357,838

Iron/Steel—0.9%
ArcelorMittal 3.125%, 01/14/22 (EUR)	100,000	130,975
Big River Steel LLC / BRS Finance Corp. 7.250%, 09/01/25 (144A)	413,000	436,747
Cleveland-Cliffs, Inc. 4.875%, 01/15/24 (144A)	424,000	422,940
Ovako AB 5.000%, 10/05/22 (EUR)	100,000	122,007
Signode Industrial Group Lux S.A. / Signode Industrial Group U.S., Inc. 6.375%, 05/01/22 (144A) (a)	969,000	1,012,605
Steel Dynamics, Inc. 4.125%, 09/15/25 (144A)	450,000	453,375
5.000%, 12/15/26	120,000	126,900
5.125%, 10/01/21	1,155,000	1,183,875
5.250%, 04/15/23	619,000	637,570
5.500%, 10/01/24	140,000	148,750
thyssenkrupp AG 1.375%, 03/03/22 (EUR)	225,000	273,881
United States Steel Corp. 6.875%, 08/15/25 (a)	404,000	421,695
8.375%, 07/01/21 (144A)	655,000	711,002

		6,082,322

Leisure Time—0.3%
Cirsa Funding Luxembourg S.A. 5.875%, 05/15/23 (EUR)	200,000	249,885
Sabre GLBL, Inc. 5.250%, 11/15/23 (144A)	321,000	328,319
5.375%, 04/15/23 (144A)	536,000	552,080
Viking Cruises, Ltd. 5.875%, 09/15/27 (144A)	497,000	505,698
6.250%, 05/15/25 (144A)	299,000	307,970

		1,943,952

Lodging—1.0%
CRC Escrow Issuer LLC / CRC Finco, Inc. 5.250%, 10/15/25 (144A)	1,452,000	1,462,890
Hilton Domestic Operating Co., Inc. 4.250%, 09/01/24	176,000	177,760
Melco Resorts Finance, Ltd. 4.875%, 06/06/25 (144A)	435,000	439,768
MGM Resorts International 5.250%, 03/31/20	627,000	648,945
6.625%, 12/15/21	1,820,000	1,996,904
6.750%, 10/01/20	1,278,000	1,380,240
7.750%, 03/15/22	389,000	443,460
NH Hotel Group S.A. 3.750%, 10/01/23 (EUR)	100,000	126,524
Station Casinos LLC 5.000%, 10/01/25 (144A) (a)	203,000	204,015
Wyndham Worldwide Corp. 4.150%, 04/01/24	248,000	249,160

		7,129,666

Machinery-Construction & Mining—0.8%
BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.250%, 03/15/24 (144A)	2,671,000	2,851,293
NEW Areva Holding S.A. 4.875%, 09/23/24 (EUR)	200,000	268,626
Terex Corp. 5.625%, 02/01/25 (144A)	849,000	887,205
Vertiv Group Corp. 9.250%, 10/15/24 (144A)	1,366,000	1,458,205

		5,465,329

Machinery-Diversified—0.2%
Cleaver-Brooks, Inc. 7.875%, 03/01/23 (144A)	210,000	215,250
CNH Industrial Finance Europe S.A. 1.375%, 05/23/22 (EUR)	146,000	179,911
1.750%, 09/12/25 (EUR)	125,000	154,046
Platin 1426 GmbH 5.375%, 06/15/23 (EUR)	235,000	281,260
SPX FLOW, Inc. 5.625%, 08/15/24 (144A)	225,000	236,812
5.875%, 08/15/26 (144A)	121,000	128,260

		1,195,539

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—9.2%
Altice Financing S.A. 6.625%, 02/15/23 (144A)	400,000	$418,840
7.500%, 05/15/26 (144A) (a)	2,046,000	2,178,990
Altice Luxembourg S.A. 6.250%, 02/15/25 (EUR)	110,000	129,344
7.250%, 05/15/22 (EUR)	589,000	715,955
7.750%, 05/15/22 (144A) (a)	2,490,000	2,452,650
Altice U.S. Finance I Corp. 5.375%, 07/15/23 (144A)	2,146,000	2,194,285
5.500%, 05/15/26 (144A)	299,000	304,606
AMC Networks, Inc. 4.750%, 08/01/25	634,000	628,453
5.000%, 04/01/24	415,000	420,188
Cablevision Systems Corp. 7.750%, 04/15/18	505,000	511,313
8.000%, 04/15/20	1,109,000	1,183,857
CBS Radio, Inc. 7.250%, 11/01/24 (144A) (a)	186,000	196,114
CCO Holdings LLC / CCO Holdings Capital Corp. 4.000%, 03/01/23 (144A)	417,000	412,830
5.000%, 02/01/28 (144A)	873,000	848,992
5.125%, 05/01/27 (144A) (a)	5,544,000	5,460,840
Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.125%, 12/15/21 (144A)	2,672,000	2,678,680
6.375%, 09/15/20 (144A)	179,000	181,685
7.750%, 07/15/25 (144A)	2,190,000	2,332,350
Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/22 (a)	4,362,000	4,418,827
7.625%, 03/15/20	2,654,000	2,600,920
CSC Holdings LLC 5.250%, 06/01/24	1,275,000	1,255,875
10.125%, 01/15/23 (144A)	1,581,000	1,780,601
10.875%, 10/15/25 (144A)	3,576,000	4,255,440
DISH DBS Corp. 5.000%, 03/15/23 (a)	1,456,000	1,375,920
5.875%, 07/15/22	515,000	517,575
5.875%, 11/15/24	144,000	140,220
7.750%, 07/01/26	2,196,000	2,308,545
iHeartCommunications, Inc. 9.000%, 12/15/19	300,000	222,750
9.000%, 03/01/21	127,000	90,805
9.000%, 09/15/22	699,000	501,533
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 7.875%, 05/15/24 (144A) (a)	233,000	230,088
Midcontinent Communications / Midcontinent Finance Corp. 6.875%, 08/15/23 (144A)	568,000	602,790
NBCUniversal Enterprise, Inc. 5.250%, 03/19/21 (144A)	255,000	270,938
Radiate Holdco LLC / Radiate Finance, Inc. 6.625%, 02/15/25 (144A) (a)	493,000	465,885
SFR Group S.A. 5.375%, 05/15/22 (EUR)	245,000	302,429
6.000%, 05/15/22 (144A)	1,713,000	1,734,412
7.375%, 05/01/26 (144A) (a)	3,366,000	3,454,357

Media—(Continued)
Sirius XM Radio, Inc. 5.000%, 08/01/27 (144A)	290,000	290,725
Sterling Entertainment Enterprises LLC 9.750%, 12/15/19 (g) (h) (i)	2,750,000	2,722,500
TEGNA, Inc. 5.500%, 09/15/24 (144A)	158,000	165,703
Telenet Finance Luxembourg Notes S.a.r.l. 5.500%, 03/01/28 (144A)	600,000	598,500
Telenet Finance VI Luxembourg SCA 4.875%, 07/15/27 (EUR)	158,000	205,710
Townsquare Media, Inc. 6.500%, 04/01/23 (144A) (a)	525,000	513,188
Tribune Media Co. 5.875%, 07/15/22	332,000	341,130
Unitymedia GmbH 3.750%, 01/15/27 (EUR)	100,000	122,247
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 3.500%, 01/15/27 (EUR)	100,000	123,827
4.000%, 01/15/25 (EUR)	284,000	359,635
4.625%, 02/15/26 (EUR)	100,000	128,969
5.625%, 04/15/23 (EUR)	72,800	90,738
Univision Communications, Inc. 5.125%, 02/15/25 (144A) (a)	1,104,000	1,075,020
UPCB Finance, Ltd. 4.000%, 01/15/27 (EUR)	100,000	127,058
Urban One, Inc. 7.375%, 04/15/22 (144A)	220,000	219,450
Videotron, Ltd. 5.125%, 04/15/27 (144A)	938,000	980,210
Virgin Media Finance plc 5.750%, 01/15/25 (144A)	1,435,000	1,463,700
Virgin Media Receivables Financing Notes I DAC 5.500%, 09/15/24 (GBP)	359,000	487,903
Virgin Media Secured Finance plc 4.875%, 01/15/27 (GBP)	100,000	137,293
5.500%, 01/15/25 (GBP)	450,000	630,199
6.250%, 03/28/29 (GBP)	100,000	144,536
WaveDivision Escrow LLC / WaveDivision Escrow Corp. 8.125%, 09/01/20 (144A)	2,413,000	2,461,260
Ziggo Bond Co. B.V. 7.125%, 05/15/24 (EUR)	150,000	197,626
Ziggo Bond Finance B.V. 5.875%, 01/15/25 (144A)	1,005,000	987,412
Ziggo Secured Finance B.V. 4.250%, 01/15/27 (EUR)	100,000	124,532

		64,478,953

Metal Fabricate/Hardware—0.8%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, 12/15/23 (144A)	527,000	565,840
Novelis Corp. 5.875%, 09/30/26 (144A) (a)	2,628,000	2,680,560
6.250%, 08/15/24 (144A)	2,316,000	2,426,010
Vallourec S.A. 6.625%, 10/15/22 (EUR)	100,000	124,647

		5,797,057

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—3.5%
Alcoa Nederland Holding B.V. 7.000%, 09/30/26 (144A)	247,000	$277,258
Constellium NV 4.250%, 02/15/26 (EUR)	100,000	119,997
5.750%, 05/15/24 (144A)	428,000	436,560
5.875%, 02/15/26 (144A) (a)	1,210,000	1,232,687
6.625%, 03/01/25 (144A) (a)	395,000	416,231
First Quantum Minerals, Ltd. 7.000%, 02/15/21 (144A)	1,380,000	1,431,750
7.250%, 05/15/22 (144A)	431,000	451,817
7.500%, 04/01/25 (144A)	251,000	272,335
Freeport-McMoRan, Inc. 3.100%, 03/15/20	2,417,000	2,401,894
3.550%, 03/01/22	2,155,000	2,130,756
3.875%, 03/15/23	2,280,000	2,268,600
4.000%, 11/14/21	591,000	591,000
5.400%, 11/14/34 (a)	344,000	350,020
5.450%, 03/15/43	2,613,000	2,609,734
Joseph T Ryerson & Son, Inc. 11.000%, 05/15/22 (144A)	440,000	492,250
Kaiser Aluminum Corp. 5.875%, 05/15/24	286,000	303,875
Kinross Gold Corp. 4.500%, 07/15/27 (144A)	286,000	287,788
6.875%, 09/01/41	183,000	207,019
Mountain Province Diamonds, Inc. 8.000%, 12/15/22 (144A)	209,000	206,649
Nyrstar Netherlands Holdings B.V. 6.875%, 03/15/24 (EUR)	180,000	227,838
Teck Resources, Ltd. 3.750%, 02/01/23	1,146,000	1,148,865
4.500%, 01/15/21	167,000	172,210
5.200%, 03/01/42	1,022,000	1,011,780
5.400%, 02/01/43	886,000	890,430
6.000%, 08/15/40	483,000	537,338
8.500%, 06/01/24 (144A)	3,477,000	3,929,010

		24,405,691

Miscellaneous Manufacturing—1.2%
Bombardier, Inc. 6.000%, 10/15/22 (144A)	27,000	26,528
6.125%, 01/15/23 (144A)	760,000	744,800
7.450%, 05/01/34 (144A)	316,000	310,470
7.500%, 12/01/24 (144A)	1,066,000	1,081,990
7.500%, 03/15/25 (144A)	1,490,000	1,501,622
8.750%, 12/01/21 (144A)	1,283,000	1,408,092
Colfax Corp. 3.250%, 05/15/25 (EUR)	234,000	290,496
EnPro Industries, Inc. 5.875%, 09/15/22	266,000	276,972
Gates Global LLC / Gates Global Co. 5.750%, 07/15/22 (EUR)	100,000	122,145
6.000%, 07/15/22 (144A)	1,634,000	1,670,765
Koppers, Inc. 6.000%, 02/15/25 (144A) (a)	548,000	580,880

Miscellaneous Manufacturing—(Continued)
RBS Global, Inc. / Rexnord LLC 4.875%, 12/15/25 (144A)	490,000	494,900

		8,509,660

Office/Business Equipment—0.3%
CDW LLC / CDW Finance Corp. 5.000%, 09/01/25	257,000	265,995
5.500%, 12/01/24	1,439,000	1,564,912

		1,830,907

Oil & Gas—8.3%
Alta Mesa Holdings L.P. / Alta Mesa Finance Services Corp. 7.875%, 12/15/24 (a)	281,000	308,046
Antero Resources Corp. 5.125%, 12/01/22	234,000	238,680
5.625%, 06/01/23 (a)	120,000	124,800
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.000%, 04/01/22 (144A) (a)	501,000	537,322
California Resources Corp. 8.000%, 12/15/22 (144A)	628,000	518,100
Callon Petroleum Co. 6.125%, 10/01/24	730,000	751,900
Carrizo Oil & Gas, Inc. 6.250%, 04/15/23	314,000	325,775
8.250%, 07/15/25 (a)	313,000	343,909
Chesapeake Energy Corp. 8.000%, 06/15/27 (144A) (a)	1,988,000	1,908,480
CNX Resources Corp. 5.875%, 04/15/22	6,804,000	6,948,585
Continental Resources, Inc. 3.800%, 06/01/24 (a)	267,000	263,996
4.375%, 01/15/28 (144A)	404,000	398,829
4.900%, 06/01/44 (a)	591,000	564,405
Corral Petroleum Holdings AB 11.750%, 13.250% PIK, 05/15/21 (EUR) (c)	100,000	133,087
Covey Park Energy LLC / Covey Park Finance Corp. 7.500%, 05/15/25 (144A)	940,000	979,668
CrownRock LP / CrownRock Finance, Inc. 5.625%, 10/15/25 (144A)	1,527,000	1,534,635
DEA Finance S.A. 7.500%, 10/15/22 (EUR)	100,000	133,367
Denbury Resources, Inc. 9.250%, 03/31/22 (144A)	1,066,000	1,079,325
Diamond Offshore Drilling, Inc. 7.875%, 08/15/25 (a)	218,000	228,083
Diamondback Energy, Inc. 5.375%, 05/31/25	498,000	512,318
Eclipse Resources Corp. 8.875%, 07/15/23	165,000	169,331
Endeavor Energy Resources L.P. / EER Finance, Inc. 5.500%, 01/30/26 (144A)	280,000	284,900
5.750%, 01/30/28 (144A)	512,000	525,824
Ensco plc 5.200%, 03/15/25	95,000	80,750

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
EP Energy LLC / Everest Acquisition Finance, Inc. 8.000%, 11/29/24 (144A)	893,000	$922,022
9.375%, 05/01/20	902,000	762,190
Extraction Oil & Gas, Inc. 7.375%, 05/15/24 (144A)	438,000	467,565
Extraction Oil & Gas, Inc. / Extraction Finance Corp. 7.875%, 07/15/21 (144A)	855,000	904,162
Great Western Petroleum LLC / Great Western Finance Corp. 9.000%, 09/30/21 (144A)	956,000	994,240
Gulfport Energy Corp. 6.000%, 10/15/24	60,000	60,000
6.375%, 05/15/25	208,000	209,040
6.375%, 01/15/26 (144A)	533,000	534,332
6.625%, 05/01/23	536,000	546,720
Halcon Resources Corp. 6.750%, 02/15/25 (144A)	1,033,000	1,074,320
Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp. 5.625%, 02/15/26 (144A) (a)	964,000	995,330
Matador Resources Co. 6.875%, 04/15/23	1,285,000	1,352,462
MEG Energy Corp. 6.375%, 01/30/23 (144A) (a)	853,000	725,050
6.500%, 01/15/25 (144A) (a)	1,696,000	1,674,800
7.000%, 03/31/24 (144A) (a)	900,000	759,375
Murphy Oil Corp. 4.450%, 12/01/22 (a)	220,000	220,825
5.875%, 12/01/42	163,000	159,235
Newfield Exploration Co. 5.625%, 07/01/24	270,000	290,250
Noble Holding International, Ltd. 4.625%, 03/01/21	30,000	28,050
7.700%, 04/01/25	186,000	155,775
7.750%, 01/15/24	347,000	298,420
Noble Holding U.S. LLC / Noble Drilling Services 6 LLC / Noble Drilling Holding LLC 7.500%, 03/15/19	325,000	332,719
Oasis Petroleum, Inc. 6.500%, 11/01/21	311,000	317,609
6.875%, 03/15/22 (a)	538,000	552,122
6.875%, 01/15/23	119,000	121,678
Parker Drilling Co. 7.500%, 08/01/20 (a)	289,000	262,990
Parsley Energy LLC / Parsley Finance Corp. 5.250%, 08/15/25 (144A)	186,000	186,465
5.375%, 01/15/25 (144A)	767,000	774,670
5.625%, 10/15/27 (144A)	575,000	587,937
6.250%, 06/01/24 (144A)	180,000	189,450
PBF Holding Co. LLC / PBF Finance Corp. 7.250%, 06/15/25	503,000	528,150
PDC Energy, Inc. 5.750%, 05/15/26 (144A)	400,000	410,000
Petroleos Mexicanos 5.375%, 03/13/22 (144A)	94,000	99,640
Precision Drilling Corp. 5.250%, 11/15/24 (a)	108,000	101,790

Oil & Gas—(Continued)
Precision Drilling Corp. 6.500%, 12/15/21	92,000	93,725
7.125%, 01/15/26 (144A) (a)	260,000	265,200
7.750%, 12/15/23	205,000	215,250
QEP Resources, Inc. 5.250%, 05/01/23 (a)	98,000	99,162
5.375%, 10/01/22	262,000	267,895
Raffinerie Heide GmbH 6.375%, 12/01/22 (EUR)	100,000	124,016
Range Resources Corp. 4.875%, 05/15/25 (a)	260,000	250,900
5.000%, 08/15/22 (a)	217,000	215,915
5.000%, 03/15/23	214,000	212,930
5.875%, 07/01/22	803,000	819,060
Repsol International Finance B.V. 3.875%, 6M Euribor + 3.560%, 03/25/21 (EUR) (b)	100,000	129,001
4.500%, 10 year EUR Swap + 4.200%, 03/25/75 (EUR) (b)	100,000	133,327
Resolute Energy Corp. 8.500%, 05/01/20	945,000	961,537
Rowan Cos., Inc. 4.750%, 01/15/24	314,000	276,320
4.875%, 06/01/22	170,000	160,225
7.375%, 06/15/25 (a)	1,343,000	1,366,502
RSP Permian, Inc. 5.250%, 01/15/25	367,000	376,175
6.625%, 10/01/22	764,000	801,245
Sanchez Energy Corp. 6.125%, 01/15/23 (a)	2,265,000	1,913,925
7.750%, 06/15/21	262,000	246,280
Seven Generations Energy, Ltd. 5.375%, 09/30/25 (144A)	795,000	802,950
6.875%, 06/30/23 (144A)	425,000	451,563
SM Energy Co. 5.625%, 06/01/25 (a)	1,139,000	1,104,830
6.500%, 11/15/21 (a)	355,000	359,438
6.500%, 01/01/23 (a)	122,000	124,440
6.750%, 09/15/26	58,000	59,740
Southwestern Energy Co. 6.700%, 01/23/25	178,000	184,898
7.500%, 04/01/26 (a)	748,000	794,750
7.750%, 10/01/27 (a)	287,000	306,373
TOTAL S.A. 3.875%, 5 year EUR Swap + 3.783%, 05/18/22 (EUR) (b)	150,000	201,575
Transocean, Inc. 5.800%, 10/15/22	365,000	359,525
6.800%, 03/15/38 (a)	155,000	124,388
7.500%, 01/15/26 (144A)	612,000	626,719
9.000%, 07/15/23 (144A)	1,931,000	2,087,894
Tullow Oil plc 6.000%, 11/01/20	200,000	201,760
6.000%, 11/01/20 (144A)	200,000	201,760
Whiting Petroleum Corp. 5.000%, 03/15/19 (a)	1,957,000	2,006,903
6.625%, 01/15/26 (144A)	1,258,000	1,283,160
WildHorse Resource Development Corp. 6.875%, 02/01/25	316,000	323,110

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
WPX Energy, Inc. 5.250%, 09/15/24	442,000	$440,475
6.000%, 01/15/22 (a)	524,000	547,580
7.500%, 08/01/20	121,000	130,983
8.250%, 08/01/23	78,000	88,530

		58,235,432

Oil & Gas Services—0.7%
Pioneer Energy Services Corp. 6.125%, 03/15/22	616,000	504,935
SESI LLC 7.125%, 12/15/21 (a)	205,000	210,125
7.750%, 09/15/24 (144A)	488,000	518,500
Trinidad Drilling, Ltd. 6.625%, 02/15/25 (144A)	759,000	721,050
Weatherford International LLC 6.800%, 06/15/37	232,000	192,560
Weatherford International, Ltd. 5.950%, 04/15/42	566,000	441,480
6.500%, 08/01/36	402,000	330,645
7.000%, 03/15/38	371,000	311,640
7.750%, 06/15/21 (a)	646,000	658,516
8.250%, 06/15/23 (a)	210,000	212,100
9.875%, 02/15/24 (a)	393,000	417,563

		4,519,114

Packaging & Containers—2.2%
ARD Finance S.A. 6.625%, 7.375% PIK, 09/15/23 (EUR) (c)	150,000	191,946
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.125%, 05/15/23 (EUR)	125,000	158,806
4.625%, 05/15/23 (144A)	255,000	260,177
4.750%, 07/15/27 (144A) (GBP)	151,000	205,096
4.750%, 07/15/27 (GBP)	100,000	135,825
6.000%, 06/30/21 (144A) (a)	1,239,000	1,271,524
6.000%, 02/15/25 (144A)	1,913,000	2,013,432
6.750%, 05/15/24 (EUR)	250,000	329,863
7.250%, 05/15/24 (144A)	1,822,000	1,983,702
Ball Corp. 4.000%, 11/15/23	148,000	150,960
4.375%, 12/15/23 (EUR)	109,000	150,786
BWAY Holding Co. 5.500%, 04/15/24 (144A)	1,493,000	1,552,720
Crown Americas LLC / Crown Americas Capital Corp. IV 4.500%, 01/15/23	445,000	451,675
Crown European Holdings S.A. 3.375%, 05/15/25 (EUR)	128,000	160,492
Horizon Holdings I SAS 7.250%, 08/01/23 (EUR)	100,000	127,034
JH-Holding Finance S.A. 8.250%, 12/01/22 (EUR) (c)	125,000	159,817
OI European Group B.V. 3.125%, 11/15/24 (EUR)	100,000	125,805
4.000%, 03/15/23 (144A)	505,000	505,682

Packaging & Containers—(Continued)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 4.859%, 3M USD LIBOR + 3.500%, 07/15/21 (144A) (b)	10,000	10,150
5.125%, 07/15/23 (144A)	799,000	826,965
5.750%, 10/15/20	1,326,708	1,346,609
6.875%, 02/15/21	93,980	95,272
7.000%, 07/15/24 (144A) (a)	1,880,000	2,011,600
Sealed Air Corp. 4.500%, 09/15/23 (EUR)	203,000	278,073
4.875%, 12/01/22 (144A)	624,000	659,100
Silgan Holdings, Inc. 3.250%, 03/15/25 (EUR)	100,000	124,424
Verallia Packaging SASU 5.125%, 08/01/22 (EUR)	275,000	344,675

		15,632,210

Pharmaceuticals—2.0%
Catalent Pharma Solutions, Inc. 4.875%, 01/15/26 (144A)	744,000	746,790
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 5.875%, 10/15/24 (144A)	388,000	392,850
6.000%, 07/15/23 (144A)	640,000	502,400
Endo Finance LLC / Endo Finco, Inc. 7.250%, 01/15/22 (144A)	255,000	220,575
Grifols S.A. 3.200%, 05/01/25 (EUR)	196,000	238,705
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.500%, 10/01/24 (144A)	439,000	474,120
Nidda BondCo GmbH 5.000%, 09/30/25 (EUR)	100,000	120,596
Nidda Healthcare Holding GmbH 3.500%, 09/30/24 (EUR)	100,000	120,860
Teva Pharmaceutical Finance Netherlands II B.V. 1.250%, 03/31/23 (EUR)	200,000	218,460
1.625%, 10/15/28 (EUR)	200,000	198,330
Valeant Pharmaceuticals International, Inc. 4.500%, 05/15/23 (EUR)	175,000	187,820
5.500%, 03/01/23 (144A)	485,000	443,775
5.500%, 11/01/25 (144A)	1,313,000	1,335,977
5.625%, 12/01/21 (144A)	1,225,000	1,197,437
5.875%, 05/15/23 (144A)	1,114,000	1,033,235
6.500%, 03/15/22 (144A)	766,000	804,300
6.750%, 08/15/21 (144A)	1,104,000	1,112,280
7.000%, 03/15/24 (144A)	1,144,000	1,224,080
7.250%, 07/15/22 (144A)	543,000	549,109
7.500%, 07/15/21 (144A)	1,077,000	1,095,847
9.000%, 12/15/25 (144A)	969,000	1,009,892
Vizient, Inc. 10.375%, 03/01/24 (144A)	739,000	829,528

		14,056,966

Pipelines—2.9%
Andeavor Logistics L.P. 6.875%, 02/15/23	744,000	755,309

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.375%, 09/15/24	140,000	$144,200
Cheniere Corpus Christi Holdings LLC 5.125%, 06/30/27	1,512,000	1,564,013
5.875%, 03/31/25	1,046,000	1,133,602
7.000%, 06/30/24	930,000	1,058,456
Cheniere Energy Partners L.P. 5.250%, 10/01/25 (144A)	900,000	915,750
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.250%, 04/01/23	85,000	88,332
DCP Midstream Operating L.P. 6.450%, 11/03/36 (144A)	557,000	597,383
6.750%, 09/15/37 (144A)	581,000	633,290
Energy Transfer Equity L.P. 4.250%, 03/15/23	406,000	402,955
5.500%, 06/01/27	984,000	1,003,680
5.875%, 01/15/24	993,000	1,045,132
7.500%, 10/15/20	897,000	986,700
Genesis Energy L.P. / Genesis Energy Finance Corp. 6.250%, 05/15/26	364,000	362,635
6.500%, 10/01/25	341,000	346,115
Kinder Morgan, Inc. 6.700%, 02/15/27	62,930	65,710
NGPL PipeCo LLC 4.875%, 08/15/27 (144A)	142,000	147,325
7.768%, 12/15/37 (144A)	1,064,000	1,311,380
Rockies Express Pipeline LLC 5.625%, 04/15/20 (144A)	365,000	382,338
6.000%, 01/15/19 (144A)	298,000	306,195
6.850%, 07/15/18 (144A)	92,000	93,610
6.875%, 04/15/40 (144A)	1,285,000	1,445,625
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 5.500%, 09/15/24 (144A)	610,000	626,013
5.500%, 01/15/28 (144A)	947,000	958,553
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.125%, 02/01/25	322,000	329,648
5.250%, 05/01/23	38,000	38,855
5.375%, 02/01/27 (a)	193,000	198,066
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.000%, 01/15/28 (144A) (a)	911,000	908,722
Williams Cos., Inc. (The) 4.550%, 06/24/24	156,000	161,850
5.750%, 06/24/44	2,136,000	2,280,180

		20,291,622

Real Estate—0.4%
ADLER Real Estate AG 2.125%, 02/06/24 (EUR)	125,000	148,353
4.750%, 04/08/20 (EUR)	100,000	125,047
ATF Netherlands B.V. 3.750%, 5 year EUR Swap + 4.375%, 01/20/23 (EUR) (b)	200,000	255,448

Real Estate—(Continued)
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	328,000	333,740
Greystar Real Estate Partners LLC 5.750%, 12/01/25 (144A)	402,000	414,060
Howard Hughes Corp. (The) 5.375%, 03/15/25 (144A)	459,000	470,475
Realogy Group LLC / Realogy Co-Issuer Corp. 4.500%, 04/15/19 (144A)	174,000	176,393
4.875%, 06/01/23 (144A)	687,000	678,412
5.250%, 12/01/21 (144A) (a)	354,000	367,275
RESIDOMO Sro 3.375%, 10/15/24 (EUR)	107,000	130,882
Tropicana Entertainment LLC / Tropicana Finance Corp. 9.625%, 12/15/14 (d) (g) (h)	70,000	0

		3,100,085

Real Estate Investment Trusts—2.1%
CoreCivic, Inc. 4.750%, 10/15/27	312,000	308,100
CyrusOne L.P. / CyrusOne Finance Corp. 5.000%, 03/15/24 (144A) (a)	1,194,000	1,238,775
5.375%, 03/15/27 (144A)	113,000	118,650
Equinix, Inc. 2.875%, 10/01/25 (EUR)	199,000	240,561
5.875%, 01/15/26	975,000	1,046,906
ESH Hospitality, Inc. 5.250%, 05/01/25 (144A)	130,000	131,300
GEO Group, Inc. (The) 5.125%, 04/01/23	751,000	751,000
5.875%, 10/15/24	590,000	606,225
6.000%, 04/15/26	60,000	61,650
Iron Mountain, Inc. 3.000%, 01/15/25 (EUR)	110,000	133,943
iStar, Inc. 4.625%, 09/15/20	262,000	265,930
5.250%, 09/15/22	260,000	261,625
6.000%, 04/01/22	220,000	227,700
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc. 4.500%, 09/01/26 (a)	1,328,000	1,321,360
4.500%, 01/15/28 (144A)	746,000	731,080
5.625%, 05/01/24	2,893,000	3,081,045
SBA Communications Corp. 4.000%, 10/01/22 (144A)	925,000	926,156
4.875%, 09/01/24	363,000	372,983
Starwood Property Trust, Inc. 4.750%, 03/15/25 (144A)	220,000	218,350
5.000%, 12/15/21	611,000	633,912
Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC 8.250%, 10/15/23 (a)	1,000,000	961,250
VICI Properties 1 LLC / VICI FC, Inc. 8.000%, 10/15/23	696,484	778,182

		14,416,683

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—1.9%
1011778 BC ULC / New Red Finance, Inc. 4.250%, 05/15/24 (144A)	668,000	$666,330
5.000%, 10/15/25 (144A)	3,464,000	3,489,980
Asbury Automotive Group, Inc. 6.000%, 12/15/24	776,000	807,971
B&M European Value Retail S.A. 4.125%, 02/01/22 (GBP)	100,000	138,822
Beacon Escrow Corp. 4.875%, 11/01/25 (144A)	1,253,000	1,257,699
Burger King France SAS 5.250%, 3M Euribor + 5.250%, 05/01/23 (EUR) (b)	120,000	146,844
6.000%, 05/01/24 (EUR)	119,000	153,891
Dollar Tree, Inc. 5.750%, 03/01/23	655,000	686,112
Golden Nugget, Inc. 6.750%, 10/15/24 (144A)	112,000	113,960
Group 1 Automotive, Inc. 5.250%, 12/15/23 (144A)	101,000	104,283
J.C. Penney Corp., Inc. 6.375%, 10/15/36	140,000	83,300
7.400%, 04/01/37	91,000	58,695
8.125%, 10/01/19	100,000	102,000
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.750%, 06/01/27 (144A)	360,000	368,100
5.000%, 06/01/24 (144A)	98,000	101,063
5.250%, 06/01/26 (144A)	145,000	152,613
L Brands, Inc. 6.875%, 11/01/35	829,000	837,290
Masaria Investments S.A.U. 5.000%, 09/15/24 (EUR)	104,000	125,408
Neiman Marcus Group, Ltd. LLC 8.000%, 10/15/21 (144A)	520,000	299,104
Newco GB SAS 8.000%, 8.750% PIK, 12/15/22 (EUR) (c)	100,000	122,268
Penske Automotive Group, Inc. 5.500%, 05/15/26	231,000	234,396
5.750%, 10/01/22	517,000	533,156
PetSmart, Inc. 5.875%, 06/01/25 (144A)	316,000	242,530
PVH Corp. 3.125%, 12/15/27 (EUR)	220,000	267,378
Rite Aid Corp. 6.125%, 04/01/23 (144A)	549,000	495,473
Shop Direct Funding plc 7.750%, 11/15/22 (GBP)	180,000	227,188
Staples, Inc. 8.500%, 09/15/25 (144A)	416,000	384,800
Stonegate Pub Co. Financing plc 4.875%, 03/15/22 (GBP)	175,000	235,396
Unique Pub Finance Co. plc (The) 5.659%, 06/30/27 (GBP)	155,045	236,472
6.464%, 03/30/32 (GBP)	300,000	399,868
Yum! Brands, Inc. 3.875%, 11/01/23 (a)	111,000	111,694

		13,184,084

Semiconductors—0.7%
Advanced Micro Devices, Inc. 7.000%, 07/01/24	149,000	154,401
7.500%, 08/15/22	187,000	205,233
Entegris, Inc. 4.625%, 02/10/26 (144A)	434,000	440,510
Micron Technology, Inc. 5.500%, 02/01/25	21,000	21,971
Microsemi Corp. 9.125%, 04/15/23 (144A)	49,000	55,125
NXP B.V. / NXP Funding LLC 4.125%, 06/15/20 (144A)	537,000	549,904
4.125%, 06/01/21 (144A)	1,149,000	1,171,980
4.625%, 06/15/22 (144A)	220,000	230,175
4.625%, 06/01/23 (144A)	727,000	760,442
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	823,000	870,322
Sensata Technologies UK Financing Co. plc 6.250%, 02/15/26 (144A)	425,000	462,188

		4,922,251

Software—4.2%
Ascend Learning LLC 6.875%, 08/01/25 (144A)	685,000	707,262
BMC Software Finance, Inc. 8.125%, 07/15/21 (144A)	1,017,000	1,023,356
CDK Global, Inc. 4.875%, 06/01/27 (144A)	684,000	692,550
First Data Corp. 5.750%, 01/15/24 (144A)	4,650,000	4,812,750
7.000%, 12/01/23 (144A)	2,660,000	2,812,950
Genesys Telecommunications Laboratories, Inc. / Greeneden Lux 3 S.a.r.l. / Greeneden U.S. Holdings II LLC 10.000%, 11/30/24 (144A)	907,000	990,897
Infor Software Parent LLC / Infor Software Parent, Inc. 7.125%, 7.875% PIK, 05/01/21 (144A) (c)	752,000	768,920
Infor U.S., Inc. 6.500%, 05/15/22	4,311,000	4,461,885
Informatica LLC 7.125%, 07/15/23 (144A) (a)	1,584,000	1,619,640
Nuance Communications, Inc. 5.375%, 08/15/20 (144A)	169,000	171,324
5.625%, 12/15/26	150,000	156,455
6.000%, 07/01/24	425,000	455,813
PTC, Inc. 6.000%, 05/15/24	474,000	502,440
Quintiles IMS, Inc. 3.250%, 03/15/25 (144A) (EUR)	150,000	185,602
3.250%, 03/15/25 (EUR)	100,000	123,735
Rackspace Hosting, Inc. 8.625%, 11/15/24 (144A) (a)	458,000	488,915
RP Crown Parent LLC 7.375%, 10/15/24 (144A) (a)	880,000	921,800
Solera LLC / Solera Finance, Inc. 10.500%, 03/01/24 (144A)	3,207,000	3,607,811

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Sophia L.P. / Sophia Finance, Inc. 9.000%, 09/30/23 (144A) (a)	664,000	$702,180
SS&C Technologies Holdings, Inc. 5.875%, 07/15/23	1,135,000	1,197,425
Veritas U.S., Inc. / Veritas Bermuda, Ltd. 7.500%, 02/01/23 (EUR)	100,000	125,684
7.500%, 02/01/23 (144A) (a)	826,000	865,235
10.500%, 02/01/24 (144A) (a)	1,569,000	1,631,760

		29,026,389

Storage/Warehousing—0.2%
Mobile Mini, Inc. 5.875%, 07/01/24	1,525,000	1,601,250

Telecommunications—6.7%
Anixter, Inc. 5.625%, 05/01/19	135,000	139,219
CB Escrow Corp. 8.000%, 10/15/25 (144A)	316,000	320,740
Cellnex Telecom S.A. 2.375%, 01/16/24 (EUR)	100,000	121,137
CenturyLink, Inc. 6.450%, 06/15/21	1,373,000	1,386,730
6.750%, 12/01/23 (a)	586,000	574,280
7.600%, 09/15/39	91,000	78,260
7.650%, 03/15/42	794,000	699,712
Cincinnati Bell, Inc. 7.000%, 07/15/24 (144A)	960,000	952,800
CommScope Technologies LLC 5.000%, 03/15/27 (144A)	471,000	471,000
6.000%, 06/15/25 (144A)	2,000	2,125
CommScope, Inc. 5.500%, 06/15/24 (144A)	707,000	735,280
Digicel Group, Ltd. 7.125%, 04/01/22 (144A)	770,000	713,028
Digicel, Ltd. 6.000%, 04/15/21 (144A)	1,687,000	1,660,447
eircom Finance DAC 4.500%, 05/31/22 (EUR)	100,000	124,137
Frontier Communications Corp. 6.875%, 01/15/25 (a)	2,840,000	1,838,900
7.125%, 03/15/19	694,000	666,240
7.125%, 01/15/23	659,000	438,235
7.625%, 04/15/24	278,000	184,175
GTT Communications, Inc. 7.875%, 12/31/24 (144A)	465,000	490,575
Hughes Satellite Systems Corp. 5.250%, 08/01/26	862,000	879,240
6.625%, 08/01/26	96,000	100,560
7.625%, 06/15/21	231,000	255,255
Intelsat Jackson Holdings S.A. 5.500%, 08/01/23	1,054,000	861,645
7.250%, 10/15/20	658,000	618,520
9.750%, 07/15/25 (144A)	962,000	925,925

Telecommunications—(Continued)
Koninklijke KPN NV 6.125%, 5 year EUR Swap + 5.202%, 09/14/18 (EUR) (b)	150,000	187,188
6.875%, 5 year GBP Swap + 5.505%, 03/14/73 (GBP) (b)	100,000	148,010
Level 3 Financing, Inc. 5.125%, 05/01/23 (a)	636,000	637,590
5.250%, 03/15/26	3,099,000	3,041,823
5.375%, 01/15/24	323,000	322,596
5.375%, 05/01/25	235,000	234,706
5.625%, 02/01/23	273,000	275,048
Matterhorn Telecom S.A. 3.875%, 05/01/22 (EUR)	175,000	213,365
4.000%, 11/15/27 (EUR)	100,000	116,385
Nokia Oyj 3.375%, 06/12/22	251,000	249,444
6.625%, 05/15/39 (a)	1,043,000	1,152,515
Orange S.A. 4.000%, 5 year EUR Swap + 3.361%, 10/01/21 (EUR) (b)	100,000	132,643
5.750%, 5 year GBP Swap + 3.353%, 04/01/23 (GBP) (b)	100,000	150,643
OTE plc 3.500%, 07/09/20 (EUR)	100,000	126,170
SoftBank Group Corp. 4.750%, 09/19/24	300,000	297,071
4.750%, 07/30/25 (EUR)	232,000	305,522
6.000%, 5 year USD ICE Swap + 4.226%, 07/19/23 (b)	690,000	681,596
6.875%, 5 year USD ICE Swap + 4.854%, 07/19/27 (b)	675,000	682,763
Sprint Capital Corp. 6.900%, 05/01/19	580,000	606,825
8.750%, 03/15/32	2,601,000	2,952,135
Sprint Communications, Inc. 6.000%, 11/15/22	185,000	185,000
Sprint Communications, Inc. 7.000%, 03/01/20 (144A)	1,684,000	1,801,880
Sprint Corp. 7.125%, 06/15/24	3,541,000	3,602,967
7.625%, 02/15/25	1,669,000	1,748,277
7.875%, 09/15/23	1,953,000	2,079,945
T-Mobile USA, Inc. 4.000%, 04/15/22 (a)	472,000	484,095
5.125%, 04/15/25	481,000	499,639
5.375%, 04/15/27	288,000	307,080
6.000%, 03/01/23	731,000	765,357
6.375%, 03/01/25	146,000	156,220
6.500%, 01/15/24	620,000	657,200
6.625%, 04/01/23	886,000	923,655
6.836%, 04/28/23	155,000	162,363
Telecom Italia Capital S.A. 6.000%, 09/30/34	2,088,000	2,343,780
6.375%, 11/15/33	588,000	683,550
7.200%, 07/18/36	60,000	74,550
7.721%, 06/04/38	30,000	38,700
Telecom Italia Finance S.A. 7.750%, 01/24/33 (EUR)	90,000	165,826
Telecom Italia S.p.A. 3.625%, 01/19/24 (EUR)	100,000	133,769
5.875%, 05/19/23 (GBP)	100,000	157,672

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Telefonaktiebolaget LM Ericsson 1.875%, 03/01/24 (EUR)	110,000	$128,577
Telefonica Europe B.V. 3.750%, 5 year EUR Swap + 3.858%, 03/15/22 (EUR) (b)	100,000	126,289
4.200%, 5 year EUR Swap + 3.806%, 12/04/19 (EUR) (b)	400,000	506,757
5.000%, 6M Euribor + 3.804%, 03/31/20 (EUR) (b)	400,000	517,135
Telesat Canada / Telesat LLC 8.875%, 11/15/24 (144A)	563,000	630,560
Xplornet Communications, Inc. 9.625%, 10.625% PIK, 06/01/22 (144A) (c)	287,583	301,243

		46,934,289

Textiles—0.0%
Springs Industries, Inc. 6.250%, 06/01/21	133,000	135,660

Toys/Games/Hobbies—0.1%
Mattel, Inc. 5.450%, 11/01/41	90,000	74,475
6.200%, 10/01/40	153,000	137,509
6.750%, 12/31/25 (144A)	668,000	676,984

		888,968

Transportation—0.4%
CMA CGM S.A. 5.250%, 01/15/25 (EUR)	100,000	119,085
7.750%, 01/15/21 (EUR)	100,000	124,814
Hapag-Lloyd AG 5.125%, 07/15/24 (EUR)	100,000	125,064
Silk Bidco A/S 7.500%, 02/01/22 (EUR)	145,000	180,040
Watco Cos. LLC / Watco Finance Corp. 6.375%, 04/01/23 (144A)	617,000	638,595
XPO Logistics, Inc. 6.125%, 09/01/23 (144A) (a)	79,000	83,542
6.500%, 06/15/22 (144A)	1,157,000	1,207,619

		2,478,759

Trucking & Leasing—0.2%
Fortress Transportation & Infrastructure Investors LLC 6.750%, 03/15/22 (144A)	88,000	91,080
Park Aerospace Holdings, Ltd. 3.625%, 03/15/21 (144A)	525,000	502,687
5.250%, 08/15/22 (144A)	601,000	597,244

		1,191,011

Total Corporate Bonds & Notes (Cost $587,200,440)		598,914,720

Floating Rate Loans (j)—8.6%

Aerospace/Defense—0.2%
Accudyne Industries LLC Term Loan, 5.319%, 1M LIBOR + 3.750%, 08/02/24	1,150,118	1,158,564

Aerospace/Defense—(Continued)
Sequa Mezzanine Holdings LLC 1st Lien Term Loan, 6.549%, 3M LIBOR + 5.000%, 11/28/21	405,960	409,893
2nd Lien Term Loan, 10.375%, 3M LIBOR + 9.000%, 04/28/22	142,000	144,130

		1,712,587

Air Freight & Logistics—0.1%
Ceva Logistics Canada ULC Term Loan, 6.878%, 3M LIBOR + 5.500%, 03/19/21	52,783	50,441
Ceva Logistics U.S. Holdings, Inc. Term Loan, 6.878%, 3M LIBOR + 5.500%, 03/19/21	505,790	483,345

		533,786

Airlines—0.0%
Northwest Airlines, Inc. Term Loan, 2.682%, 6M LIBOR + 1.230%, 09/10/18 (e) (g) (h)	91,667	90,878
Northwest Airlines, Inc. Term Loan, 2.682%, 6M LIBOR + 1.230%, 09/10/18 (e) (g) (h)	90,833	90,052
Northwest Airlines, Inc. Term Loan, 2.682%, 6M LIBOR + 1.230%, 09/10/18 (e) (g) (h)	90,333	89,132

		270,062

Auto Manufacturers—0.0%
Direct ChassisLink Inc. 2nd Lien Term Loan, 06/15/23 (k)	104,000	106,080

Auto Parts & Equipment—0.0%
Belron S.A. Term Loan B, 11/07/24 (k)	277,000	280,030

Chemicals—0.6%
Alpha 3 B.V. Term Loan B1, 4.693%, 3M LIBOR + 3.000%, 01/31/24	288,550	290,759
Ascend Performance Materials Operations LLC Term Loan B, 6.943%, 3M LIBOR + 5.250%, 08/12/22	2,871,166	2,892,700
HB Fuller Co. Term Loan B, 3.751%, 1M LIBOR + 2.250%, 10/20/24	609,473	612,350
Tronox Blocked Borrower LLC Term Loan B, 4.693%, 3M LIBOR + 3.000%, 09/22/24	72,860	73,394
Tronox Finance LLC Term Loan B, 4.693%, 3M LIBOR + 3.000%, 09/22/24	168,140	169,371

		4,038,574

Coal—0.0%
CONSOL Energy, Inc. 1st Lien Term Loan B, 10/26/22 (k)	61,000	62,042

Commercial Services—0.1%
Albany Molecular Research, Inc. 1st Lien Term Loan, 4.819%, 1M LIBOR + 3.250%, 08/30/24	352,118	348,596
2nd Lien Term Loan, 8.569%, 1M LIBOR + 7.000%, 08/30/25	59,000	58,189
Element Materials Technology Group U.S. Holdings, Inc. Term Loan B, 5.193%, 3M LIBOR + 3.500%, 06/28/24	122,000	122,814

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (j)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Laureate Education, Inc. Term Loan B, 6.069%, 3M LIBOR + 4.500%, 04/26/24	282,863	$284,689

		814,288

Computers—0.1%
Tempo Acquisition LLC Term Loan, 4.569%, 1M LIBOR + 3.000%, 05/01/24	593,160	592,047

Distribution/Wholesale—0.0%
Beacon Roofing Supply, Inc. Term Loan B, 08/23/24 (k)	298,000	299,250

Diversified Financial Services—0.1%
Capri Finance LLC 1st Lien Term Loan, 4.627%, 3M LIBOR + 3.250%, 11/01/24	230,000	230,216
Clipper Acquisitions Corp. Term Loan B, 12/11/24 (k)	182,000	182,684

		412,900

Electrical Components & Equipment—0.2%
Cortes NP Acquisition Corp. Term Loan B, 5.350%, 1M LIBOR + 4.000%, 11/30/23	1,053,457	1,055,103

Electronics—0.1%
Generac Power Systems, Inc. 1st Lien Term Loan B, 05/31/23 (k)	774,000	778,111

Energy-Alternate Sources—0.0%
ExGen Renewables IV LLC Term Loan B, 4.468%, 3M LIBOR + 3.000%, 11/28/24	177,000	179,213

Environmental Control—0.0%
Core & Main L.P. Term Loan B, 4.455%, 6M LIBOR + 3.000%, 08/01/24	302,000	304,265

Food—0.0%
Chobani LLC Term Loan B, 5.069%, 1M LIBOR + 3.500%, 10/09/23	142,920	144,498

Healthcare-Products—0.4%
DJO Finance LLC Term Loan, 4.701%, 3M LIBOR + 3.250%, 06/08/20	1,196,495	1,182,735
Immucor, Inc. Term Loan B, 6.569%, 1M LIBOR + 5.000%, 06/15/21	1,657,635	1,688,025

		2,870,760

Healthcare-Services—0.1%
Davis Vision, Inc. 1st Lien Term Loan B, 4.490%, 3M LIBOR + 3.000%, 11/01/24	189,000	190,890
Ortho-Clinical Diagnostics S.A. Term Loan B, 5.443%, 3M LIBOR + 3.750%, 06/30/21	85,275	85,588
Team Health Holdings, Inc. 1st Lien Term Loan, 4.319%, 1M LIBOR + 2.750%, 02/06/24	115,130	112,395

		388,873

Hotels, Restaurants & Leisure—0.1%
Aristocrat Leisure, Ltd. Term Loan, 09/19/24 (k)	706,000	708,758

Household Products/Wares—0.0%
Diamond (BC) B.V. Term Loan, 4.423%, 2M LIBOR + 3.000%, 09/06/24	266,000	267,084

Insurance—0.3%
Alliant Holdings I, Inc. Term Loan B, 4.802%, 1M LIBOR + 3.250%, 08/12/22	308,486	310,450
Asurion LLC 2nd Lien Term Loan, 7.569%, 1M LIBOR + 6.000%, 08/04/25	326,000	335,644
Sedgwick Claims Management Services, Inc. 1st Lien Term Loan, 1M LIBOR + 2.750%, 03/01/21 (k)	1,056,256	1,056,653
2nd Lien Term Loan, 1M LIBOR + 5.750%, 02/28/22 (k)	309,000	310,931
USI, Inc. Term Loan, 4.693%, 3M LIBOR + 3.000%, 05/16/24	205,485	205,656

		2,219,334

Internet—0.0%
Ascend Learning LLC Term Loan B, 4.569%, 1M LIBOR + 3.000%, 07/12/24	143,640	144,681

IT Services—0.2%
McAfee LLC Term Loan B, 6.069%, 1M LIBOR + 4.500%, 09/30/24	628,425	627,247
Peak 10, Inc. 1st Lien Term Loan, 5.193%, 3M LIBOR + 3.500%, 08/01/24	351,120	352,327
2nd Lien Term Loan, 8.627%, 3M LIBOR + 7.250%, 08/01/25	148,000	149,480

		1,129,054

Leisure Time—0.0%
Hayward Industries, Inc. 1st Lien Term Loan, 5.069%, 1M LIBOR + 3.500%, 08/05/24	130,673	131,244

Lodging—0.2%
Caesars Resort Collection LLC 1st Lien Term Loan B, 4.336%, 3M LIBOR + 2.750%, 12/22/24	1,220,000	1,226,558
Cypress Intermediate Holdings III, Inc. 1st Lien Term Loan, 4.570%, 1M LIBOR + 3.000%, 04/27/24	268,328	269,194
2nd Lien Term Loan, 8.319%, 1M LIBOR + 6.750%, 04/27/25	81,000	82,991

		1,578,743

Media—1.3%
Charter Communications Operating LLC Term Loan B, 04/30/25 (k)	895,739	897,418
iHeartCommunications, Inc. Term Loan D, 8.443%, 3M LIBOR + 6.750%, 01/30/19	1,632,816	1,232,095
Information Resources, Inc. 1st Lien Term Loan, 5.617%, 3M LIBOR + 4.250%, 01/18/24	174,680	175,745
Ligado Networks LLC 2nd Lien Term Loan, 12/07/20 (d)	1,315,016	808,735
Term Loan, 12/07/20 (d)	5,260,095	4,891,889
Sinclair Television Group, Inc. Term Loan B, 05/10/24 (k)	612,000	612,187

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (j)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Unitymedia Finance LLC Term Loan D, 01/15/26 (k)	445,000	$444,814

		9,062,883

Miscellaneous Manufacturing—0.1%
Gates Global LLC Term Loan B, 4.693%, 3M LIBOR + 3.000%, 04/01/24	613,104	616,984

Office/Business Equipment—0.5%
Brand Energy & Infrastructure Services, Inc. Term Loan, 5.615%, 3M LIBOR + 4.250%, 06/21/24	3,656,652	3,675,188

Oil & Gas—1.0%
BCP Renaissance Parent LLC Term Loan B, 5.380%, 3M LIBOR + 4.000%, 10/31/24	604,000	612,179
California Resources Corp. 1st Lien Term Loan, 12/31/22 (k)	1,277,000	1,283,385
Chesapeake Energy Corp. Term Loan, 8.954%, 3M LIBOR + 7.500%, 08/23/21	2,669,553	2,848,079
CITGO Holding, Inc. Term Loan B, 9.835%, 3M LIBOR + 8.500%, 05/12/18	865,481	871,702
Gavilan Resources LLC 2nd Lien Term Loan, 7.460%, 3M LIBOR + 6.000%, 03/01/24	622,000	618,113
Medallion Midland Acquisition LLC 1st Lien Term Loan, 10/30/24 (k)	252,000	252,630
Vine Oil & Gas L.P. Term Loan B, 8.444%, 1M LIBOR + 6.875%, 12/12/21	611,000	606,418

		7,092,506

Oil & Gas Services—0.3%
Pioneer Energy Services Corp. Term Loan, 9.157%, 1M LIBOR + 7.750%, 11/02/22	1,366,000	1,396,735
Weatherford International, Ltd. Term Loan, 3.870%, 1M LIBOR + 2.300%, 07/13/20	615,360	604,591

		2,001,326

Real Estate Investment Trusts—0.2%
VICI Properties 1 LLC Term Loan B, 12/20/24 (k)	1,040,000	1,041,842

Retail—0.1%
Neiman Marcus Group, Ltd. LLC Term Loan, 4.642%, 1M LIBOR + 3.250%, 10/25/20	676,760	554,266

Semiconductors—0.1%
CEVA Intercompany B.V. Term Loan, 6.878%, 3M LIBOR + 5.500%, 03/19/21	355,480	339,706

Software—0.8%
Applied Systems, Inc. 1st Lien Term Loan, 4.943%, 3M LIBOR + 3.250%, 09/19/24	279,300	282,539
2nd Lien Term Loan, 8.693%, 3M LIBOR + 7.000%, 09/19/25	65,000	67,417
BMC Software Finance, Inc. 1st Lien Term Loan, 4.819%, 1M LIBOR + 3.250%, 09/10/22	1,233,234	1,235,393

Software—(Continued)
Kronos, Inc. 2nd Lien Term Loan, 9.627%, 3M LIBOR + 8.250%, 11/01/24	1,310,000	1,362,728
Mitchell International, Inc. 1st Lien Term Loan, 4.943%, 3M LIBOR + 3.250%, 11/20/24	581,769	582,920
2nd Lien Term Loan, 11/20/25 (k)	322,000	326,377
Term Loan, 11/20/24 (l)	47,482	47,571
Veritas Bermuda, Ltd. Term Loan B, 6.193%, 3M LIBOR + 4.500%, 01/27/23	1,656,059	1,662,785

		5,567,730

Telecommunications—1.3%
CenturyLink, Inc. Term Loan B, 4.319%, 1M LIBOR + 2.750%, 01/31/25	1,821,000	1,760,191
CSC Holdings LLC 1st Lien Term Loan, 3.741%, 1M LIBOR + 2.250%, 07/17/25	137,608	137,230
Digicel International Finance, Ltd. Term Loan B, 5.310%, 1M LIBOR + 3.750%, 05/28/24	977,550	982,804
Intelsat Jackson Holdings S.A.
Term Loan B4, 01/14/24 (k)	515,000	522,725
Term Loan B5, 01/14/24 (k)	3,356,000	3,399,564
Lumos Networks Operating Co. 1st Lien Term Loan B, 4.819%, 1M LIBOR + 3.250%, 10/16/24	134,064	134,678
Term Loan, 10/16/24 (k)	131,300	131,902
Virgin Media Bristol LLC Term Loan, 3.977%, 1M LIBOR + 2.500%, 01/15/26	648,303	649,113
West Corp. Term Loan, 5.350%, 1M LIBOR + 4.000%, 10/10/24	1,149,976	1,155,647

		8,873,854

Transportation—0.1%
CEVA Group plc Letter of Credit, 6.500%, 3M LIBOR + 5.500%, 03/19/21	348,940	333,456

Total Floating Rate Loans (Cost $60,536,173)		60,181,108

Asset-Backed Securities—2.3%

Asset-Backed - Other—2.3%
Allegro CLO, Ltd. Zero Coupon, 01/16/30 (144A) (b)	400,000	400,000
ALM XIV, Ltd. 4.828%, 3M USD LIBOR + 3.450%, 07/28/26 (144A) (b)	250,000	251,214
AMMC CLO, Ltd. 6.462%, 3M USD LIBOR + 5.000%, 05/26/28 (144A) (b)	500,000	508,095
Anchorage Capital CLO, Ltd. 5.578%, 3M USD LIBOR + 4.200%, 07/28/28 (144A) (b)	1,000,000	1,013,670
Apidos CLO 4.613%, 3M USD LIBOR + 3.250%, 07/22/26 (144A) (b)	550,000	551,512
Ares CLO, Ltd. 7.511%, 3M USD LIBOR + 6.150% 10/15/30 (144A) (b)	500,000	515,049
8.604%, 3M USD LIBOR + 7.250%, 07/18/28 (144A) (b)	1,000,000	1,033,215
Ballyrock CLO, Ltd. 4.059%, 3M USD LIBOR + 2.700%, 10/15/28 (144A) (b)	1,000,000	1,012,094

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Carlyle Global Market Strategies CLO, Ltd. 8.363%, 3M USD LIBOR + 7.000%, 10/20/29 (144A) (b)	750,000	$771,028
Cedar Funding CLO, Ltd. 4.618%, 10/17/30 (144A) (b)	270,000	272,653
Dryden Senior Loan Fund 2.459%, 01/15/31 (144A) (b)	1,000,000	1,000,000
HPS Loan Management, Ltd. 7.807%, 3M USD LIBOR + 6.450%, 07/19/27 (144A) (b)	800,000	813,949
Madison Park Funding, Ltd. 4.613%, 3M USD LIBOR + 3.250%, 07/20/26 (144A) (b)	250,000	249,699
Octagon Investment Partners 26, Ltd. 6.309%, 3M USD LIBOR + 4.950%, 04/15/27 (144A) (b)	500,000	503,594
Octagon Investment Partners 27, Ltd. 8.459%, 3M USD LIBOR + 7.100%, 07/15/27 (144A) (b)	1,000,000	1,020,836
Octagon Investment Partners, Ltd. 3.047%, 3M USD LIBOR + 1.680%, 10/25/25 (144A) (b)	1,500,000	1,503,942
OneMain Financial Issuance Trust 4.320%, 07/18/25 (144A)	200,000	200,700
Palmer Square CLO, Ltd. Zero Coupon, 01/17/31 (144A) (b)	250,000	250,000
Race Point CLO, Ltd. 2.569%, 10/15/30 (144A) (b)	500,000	502,996
Sound Point CLO, Ltd. 5.613%, 3M USD LIBOR + 4.250%, 10/20/28 (144A) (b)	500,000	509,734
Stewart Park CLO, Ltd. Zero Coupon, 01/15/30 (144A) (b)	1,300,000	1,292,439
Symphony CLO, Ltd. 6.159%, 3M USD LIBOR + 4.800%, 04/15/28 (144A) (b)	250,000	253,231
TICP CLO IX, Ltd. Zero Coupon, 01/20/31 (144A) (b)	500,000	500,000
Westcott Park CLO, Ltd. 5.713%, 3M USD LIBOR + 4.350%, 07/20/28 (144A) (b)	500,000	514,503
8.563%, 3M USD LIBOR + 7.200%, 07/20/28 (144A) (b)	500,000	523,588

Total Asset-Backed Securities (Cost $15,382,324)		15,967,741

Convertible Preferred Stocks—1.2%

Entertainment—1.2%
Stars Group, Inc. (The) Zero Coupon, 12/31/49	6,232,000	8,107,549

Machinery—0.0%
Rexnord Corp. 5.750%, 11/15/19	3,957	230,614

Total Convertible Preferred Stocks (Cost $5,977,599)		8,338,163

Common Stocks—0.9%

Chemicals—0.2%
Advanced Emissions Solutions, Inc. (a)	11,202	108,211
Platform Specialty Products Corp. (m)	103,861	1,030,301

		1,138,512

Containers & Packaging—0.0%
Smurfit Kappa Group plc	745	25,257

Media—0.1%
Altice USA, Inc. - Class A (m)	35,135	745,916

Metals & Mining—0.1%
Constellium NV - Class A (m)	51,475	573,946

Oil, Gas & Consumable Fuels—0.3%
Gener8 Maritime, Inc. (e) (m)	266,132	1,761,794
Halcon Resources Corp. (i) (m)	59,198	448,129

		2,209,923

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. (m)	22,900	1,454,379

Total Common Stocks (Cost $8,733,714)		6,147,933

Preferred Stocks—0.5%

Banks—0.5%
GMAC Capital Trust, 7.201%, 02/15/40 (a) (b)	143,228	3,716,767

Diversified Financial Services—0.0%
Marsico Parent Superholdco LLC, 12/14/19 (144A) (g) (h) (m)	25	0

Total Preferred Stocks (Cost $3,805,108)		3,716,767

Convertible Bonds—0.2%

Media—0.1%
DISH Network Corp. 3.375%, 08/15/26	936,000	1,018,485

Semiconductors—0.1%
Micron Technology, Inc. 3.000%, 11/15/43	398,000	573,866

Telecommunications—0.0%
Telecom Italia S.p.A. 1.125%, 03/26/22	100,000	119,918

Total Convertible Bonds (Cost $1,516,335)		1,712,269

Escrow Shares—0.0%

Auto Parts & Equipment—0.0%
Lear Corp. (d) (e) (g) (h)	1,395,000	0
Lear Corp. (d) (e) (g) (h)	1,530,000	0

		0

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Escrow Shares—(Continued)

Security Description	Shares/ Principal Amount*	Value

Chemicals—0.0%
Momentive Performance Materials, Inc. (d) (e) (h)	1,398,000	$0

		0

Diversified Financial Services—0.0%
Lehman Brothers Holdings, Inc. (d) (e)	489,000	22,494
Lehman Brothers Holdings, Inc. (d) (e)	1,740,000	80,040

		102,534

Total Escrow Shares (Cost $0)		102,534

Warrant—0.0%

Media—0.0%
HMH Publishing Co., Ltd., Expires 06/22/19 (h) (i) (m) (Cost $16)	1,601	20

Short-Term Investment—1.7%

Repurchase Agreement—1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $11,698,892 on 01/02/18, collateralized by $11,835,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $11,935,893.	11,698,372	11,698,372

Total Short-Term Investments (Cost $11,698,372)		11,698,372

Securities Lending Reinvestments (n)—5.2%

Certificates of Deposit—2.3%
Agricultural Bank of China 1.870%, 02/15/18	1,000,000	1,000,029
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (b)	1,000,000	999,930
Bank of Montreal 1.972%, 01/11/18	1,001,028	1,000,147
Chiba Bank, Ltd., New York 1.560%, 02/07/18	1,000,000	999,877
China Construction Bank 1.950%, 02/20/18	1,000,000	1,000,032
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (b)	250,000	250,002
1.681%, 1M LIBOR + 0.190%, 04/16/18 (b)	1,000,000	1,000,059
Danske Bank A/S 1.680%, 03/19/18	1,000,000	999,900
KBC Bank NV 1.550%, 01/29/18	1,000,000	1,000,000
Mizuho Bank, Ltd., New York 1.691%, 1M LIBOR + 0.200%, 04/18/18 (b)	1,000,000	999,859
1.769%, 1M LIBOR + 0.200%, 05/29/18 (b)	500,000	499,961

Certificates of Deposit—(Continued)
Standard Chartered plc 1.752%, 01/23/18	1,000,050	1,000,001
State Street Bank and Trust Co. 1.527%, 1M LIBOR + 0.120%, 05/08/18 (b)	500,000	499,954
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (b)	500,000	499,470
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (b)	1,000,000	999,844
1.634%, 1M LIBOR + 0.190%, 04/12/18 (b)	500,000	499,971
1.754%, 1M LIBOR + 0.190%, 04/26/18 (b)	1,000,000	999,992
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (b)	1,000,000	999,956
Wells Fargo Bank N.A. 1.511%, 3M LIBOR + 0.140%, 10/26/18 (b)	500,000	500,458

		15,749,442

Commercial Paper—1.4%
Bank of China, Ltd. 1.900%, 02/12/18	996,728	998,047
Canadian Imperial Bank 1.700%, 03/19/18	995,561	996,443
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	996,476	997,576
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (b)	1,250,000	1,249,741
Macquarie Bank, Ltd., London 1.620%, 03/06/18	995,950	997,181
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (b)	1,250,000	1,249,918
Sheffield Receivables Co. 1.680%, 03/14/18	995,707	996,602
Toyota Motor Credit Corp. 1.750%, 03/08/18	995,965	997,216
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (b)	1,000,000	999,972

		9,482,696

Repurchase Agreements—1.1%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $63,937 on 01/02/18, collateralized by $64,601 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $65,257.	63,925	63,925
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $400,069 on 01/02/18, collateralized by $414,403 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $406,718.	400,000	400,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $700,121 on 01/02/18, collateralized by $720,720 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $714,003.	700,000	700,000

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (n)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $300,063 on 01/02/18, collateralized by $307,803 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $306,001.	300,000	$300,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $252,777 on 04/03/18, collateralized by $1,588 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $278,055.	250,000	250,000
Merrill Lynch Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $2,880,135 on 04/02/18, collateralized by various Common Stock with a value of $3,080,000.	2,800,000	2,800,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $3,000,480 on 01/02/18, collateralized by $9,046,982 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $3,060,001.	3,000,000	3,000,000
Societe Generale
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $251,626 on 01/02/18, collateralized by various Common Stock with a value of $278,413.	250,000	250,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $276,777 on 01/02/18, collateralized by various Common Stock with a value of $306,254.	275,000	275,000

		8,038,925

Time Deposits—0.4%
Australia New Zealand Bank 1.330%, 01/02/18	1,000,000	1,000,000
Bank of Montreal 1.400%, 01/03/18	500,000	500,000
Nordea Bank New York 1.300%, 01/02/18	1,000,000	1,000,000
Standard Chartered plc 1.490%, 01/02/18	200,000	200,000

		2,700,000

Total Securities Lending Reinvestments (Cost $35,971,097)		35,971,063

Total Purchased Options—0.0% (o) (Cost $7,494)		5,536

Total Investments—106.3% (Cost $730,828,672)		742,756,226
Unfunded Loan Commitments—(0.0)% (Cost $(47,482))		(47,482)

Net Investments—106.3% (Cost $730,781,190)		742,708,744
Other assets and liabilities (net)—(6.3)%		(43,969,274)

Net Assets—100.0%		$698,739,470

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $34,579,917 and the collateral received consisted of cash in the amount of $35,966,390. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Illiquid security. As of December 31, 2017, these securities represent 0.4% of net assets.
(f)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2017, the value of securities pledged amounted to $1,035,200.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.4% of net assets.
(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2017, the market value of restricted securities was $3,170,649, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(j)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(k)	This loan will settle after December 31, 2017, at which time the interest rate will be determined.
(l)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(m)	Non-income producing security.
(n)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(o)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $325,325,050, which is 46.6% of net assets.

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
HMH Publishing Co., Ltd. 06/22/19	06/22/12	1,601	$16	$20
Halcon Resources Corp.	01/25/17	59,198	429,325	448,129
Sterling Entertainment Enterprises LLC, 9.750%, 12/15/19	12/28/12	2,750,000	2,750,000	2,722,500

				$3,170,649

Reverse Repurchase Agreement

Counterparty	Interest Rate	Settlement Date	Maturity Date(a)	Principal Amount	Net Closing Amount
Credit Suisse Securities (USA) LLC	1.550%	06/30/17	OPEN	$1,003,750	$1,003,750

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	630,000	CIBC	01/04/18	$496,336	$(4,884)
CAD	7,853,000	WBC	01/04/18	6,098,475	(149,266)
EUR	27,143,000	DBAG	01/04/18	32,394,763	(174,684)
EUR	260,000	NAB	01/04/18	309,955	(2,024)
EUR	56,000	NIP	01/04/18	66,763	(433)
EUR	455,000	RBS	01/04/18	537,844	(8,120)
EUR	317,000	RBS	01/04/18	374,821	(5,554)
GBP	35,000	NIP	01/04/18	47,229	(28)
GBP	4,242,000	RBS	01/04/18	5,728,800	1,284
GBP	105,000	RBS	01/04/18	140,897	(873)
GBP	112,000	UBSA	01/04/18	150,284	(937)

Net Unrealized Depreciation					$(345,519)

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	03/08/18	(6)	EUR	(970,080)	$11,225
U.S. Treasury Note 10 Year Futures	03/20/18	(90)	USD	(11,164,218)	21,494
United Kingdom Long Gilt Bond Futures	03/27/18	(1)	GBP	(125,160)	(1,230)

Net Unrealized Appreciation					$31,489

Purchased Options

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount	Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Euro STOXX 50 Index	EUR	3,600.00	02/16/18	8	80	$4,768	$1,756	$(3,012)
Put - Euro STOXX Banks Index	EUR	132.50	01/19/18	21	1,050	2,726	3,780	1,054

Totals						$7,494	$5,536	$(1,958)

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Swap Agreements

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premiums (Received)	Unrealized Appreciation
Chesapeake Energy Corp. 6.625%, due 08/15/20	5.000%	Quarterly	12/20/21	6.263%	USD	280,000	$(11,169)	$(11,186)	$17

OTC Credit Default Swaps on Corporate Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Appreciation
Jaguar Land Rover Automotive plc 5.000%, due 02/15/22	5.000%	Quarterly	06/20/22	BBP	1.306%	EUR	40,000	$7,799	$7,586	$213
Saipem Finance International B.V. 3.750%, due 09/08/23	5.000%	Quarterly	06/20/22	CSI	1.888%	EUR	100,000	16,179	7,245	8,934

Totals								$23,978	$14,831	$9,147

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CIBC)—	Canadian Imperial Bank of Commerce
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(NAB)—	National Australia Bank Ltd.
(NIP)—	Nomura International plc
(RBS)—	Royal Bank of Scotland plc
(UBSA)—	UBS AG
(WBC)—	Westpac Banking Corp.

Currencies

(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Index Abbreviations

(EURIBOR)—	Euro InterBank Offered Rate
(ICE)—	Intercontinental Exchange, Inc.
(LIBOR)—	London InterBank Offered Rate

Other Abbreviations

(CLO)—	Collateralized Loan Obligation

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$2,436,782	$—	$2,436,782
Aerospace/Defense	—	7,953,525	—	7,953,525
Airlines	—	1,419,390	—	1,419,390
Apparel	—	125,924	—	125,924
Auto Manufacturers	—	3,260,354	—	3,260,354
Auto Parts & Equipment	—	2,780,998	—	2,780,998
Banks	—	21,862,953	—	21,862,953
Building Materials	—	4,468,662	—	4,468,662
Chemicals	—	22,211,436	—	22,211,436
Coal	—	1,478,305	—	1,478,305
Commercial Services	—	27,064,899	—	27,064,899
Computers	—	4,510,271	—	4,510,271
Distribution/Wholesale	—	4,921,088	—	4,921,088
Diversified Financial Services	—	25,788,262	—	25,788,262
Electric	—	11,214,886	—	11,214,886
Electrical Components & Equipment	—	255,951	—	255,951
Energy-Alternate Sources	—	1,377,433	—	1,377,433
Engineering & Construction	—	3,387,088	—	3,387,088
Entertainment	—	8,750,909	0	8,750,909
Environmental Control	—	2,871,626	—	2,871,626
Food	—	7,864,787	—	7,864,787
Food Service	—	486,514	—	486,514
Forest Products & Paper	—	807,163	—	807,163
Gas	—	1,544,682	—	1,544,682
Healthcare-Products	—	10,672,003	—	10,672,003
Healthcare-Services	—	33,548,760	—	33,548,760
Holding Companies-Diversified	—	162,933	—	162,933
Home Builders	—	8,627,998	—	8,627,998
Home Furnishings	—	420,332	—	420,332
Household Products/Wares	—	1,143,327	—	1,143,327
Insurance	—	8,683,792	—	8,683,792
Internet	—	9,357,838	—	9,357,838
Iron/Steel	—	6,082,322	—	6,082,322
Leisure Time	—	1,943,952	—	1,943,952
Lodging	—	7,129,666	—	7,129,666
Machinery-Construction & Mining	—	5,465,329	—	5,465,329
Machinery-Diversified	—	1,195,539	—	1,195,539
Media	—	61,756,453	2,722,500	64,478,953
Metal Fabricate/Hardware	—	5,797,057	—	5,797,057
Mining	—	24,405,691	—	24,405,691

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Miscellaneous Manufacturing	$—	$8,509,660	$—	$8,509,660
Office/Business Equipment	—	1,830,907	—	1,830,907
Oil & Gas	—	58,235,432	—	58,235,432
Oil & Gas Services	—	4,519,114	—	4,519,114
Packaging & Containers	—	15,632,210	—	15,632,210
Pharmaceuticals	—	14,056,966	—	14,056,966
Pipelines	—	20,291,622	—	20,291,622
Real Estate	—	3,100,085	0	3,100,085
Real Estate Investment Trusts	—	14,416,683	—	14,416,683
Retail	—	13,184,084	—	13,184,084
Semiconductors	—	4,922,251	—	4,922,251
Software	—	29,026,389	—	29,026,389
Storage/Warehousing	—	1,601,250	—	1,601,250
Telecommunications	—	46,934,289	—	46,934,289
Textiles	—	135,660	—	135,660
Toys/Games/Hobbies	—	888,968	—	888,968
Transportation	—	2,478,759	—	2,478,759
Trucking & Leasing	—	1,191,011	—	1,191,011
Total Corporate Bonds & Notes	—	596,192,220	2,722,500	598,914,720
Floating Rate Loans
Aerospace/Defense	—	1,712,587	—	1,712,587
Air Freight & Logistics	—	533,786	—	533,786
Airlines	—	—	270,062	270,062
Auto Manufacturers	—	106,080	—	106,080
Auto Parts & Equipment	—	280,030	—	280,030
Chemicals	—	4,038,574	—	4,038,574
Coal	—	62,042	—	62,042
Commercial Services	—	814,288	—	814,288
Computers	—	592,047	—	592,047
Distribution/Wholesale	—	299,250	—	299,250
Diversified Financial Services	—	412,900	—	412,900
Electrical Components & Equipment	—	1,055,103	—	1,055,103
Electronics	—	778,111	—	778,111
Energy-Alternate Sources	—	179,213	—	179,213
Environmental Control	—	304,265	—	304,265
Food	—	144,498	—	144,498
Healthcare-Products	—	2,870,760	—	2,870,760
Healthcare-Services	—	388,873	—	388,873
Hotels, Restaurants & Leisure	—	708,758	—	708,758
Household Products/Wares	—	267,084	—	267,084
Insurance	—	2,219,334	—	2,219,334
Internet	—	144,681	—	144,681
IT Services	—	1,129,054	—	1,129,054
Leisure Time	—	131,244	—	131,244
Lodging	—	1,495,752	—	1,495,752
Media	—	9,062,883	—	9,062,883
Miscellaneous Manufacturing	—	616,984	—	616,984
Office/Business Equipment	—	3,675,188	—	3,675,188
Oil & Gas	—	7,092,506	—	7,092,506
Oil & Gas Services	—	2,001,326	—	2,001,326
Real Estate Investment Trusts	—	1,041,842	—	1,041,842
Retail	—	554,266	—	554,266
Semiconductors	—	339,706	—	339,706
Software (Less Unfunded Loan Commitments of $47,482)	—	5,603,239	—	5,603,239
Telecommunications	—	8,873,854	—	8,873,854
Transportation	—	333,456	—	333,456
Total Floating Rate Loans (Less Unfunded Loan Commitments)	—	59,863,564	270,062	60,133,626
Total Asset-Backed Securities*	—	15,967,741	—	15,967,741

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Convertible Preferred Stocks
Entertainment	$—	$8,107,549	$—	$8,107,549
Machinery	230,614	—	—	230,614
Total Convertible Preferred Stocks	230,614	8,107,549	—	8,338,163
Common Stocks
Chemicals	1,138,512	—	—	1,138,512
Containers & Packaging	—	25,257	—	25,257
Media	745,916	—	—	745,916
Metals & Mining	573,946	—	—	573,946
Oil, Gas & Consumable Fuels	2,209,923	—	—	2,209,923
Wireless Telecommunication Services	1,454,379	—	—	1,454,379
Total Common Stocks	6,122,676	25,257	—	6,147,933
Preferred Stocks
Banks	3,716,767	—	—	3,716,767
Diversified Financial Services	—	—	0	0
Total Preferred Stocks	3,716,767	—	0	3,716,767
Total Convertible Bonds*	—	1,712,269	—	1,712,269
Escrow Shares
Auto Parts & Equipment	—	—	0	0
Chemicals	—	—	0	0
Diversified Financial Services	—	102,534	—	102,534
Total Escrow Shares	—	102,534	0	102,534
Total Warrant*	—	—	20	20
Total Short-Term Investment*	—	11,698,372	—	11,698,372
Total Purchased Options	5,536	—	—	5,536

Total Securities Lending Reinvestments*	—	35,971,063	—	35,971,063

Total Net Investments	$10,075,593	$729,640,569	$2,992,582	$742,708,744

Collateral for Securities Loaned (Liability)	$—	$(35,966,390)	$—	$(35,966,390)
Total Reverse Repurchase Agreements (Liability)	$—	$(1,003,750)	$—	$(1,003,750)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,284	$—	$1,284
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(346,803)	—	(346,803)
Total Forward Contracts	$—	$(345,519)	$—	$(345,519)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$32,719	$—	$—	$32,719
Futures Contracts (Unrealized Depreciation)	(1,230)	—	—	(1,230)
Total Futures Contracts	$31,489	$—	$—	$31,489
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$17	$—	$17
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$23,978	$—	$23,978

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

Transfers from Level 2 into Level 3 in the amount of $535,408 were due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b) (c)	$742,708,744
Cash	230,909
Cash denominated in foreign currencies (d)	160,288
Cash collateral (e)	377,470
OTC swap contracts at market value (f)	23,978
Unrealized appreciation on forward foreign currency exchange contracts	1,284
Receivable for:
Investments sold	229,206
Fund shares sold	6,446
Interest	9,975,616
Variation margin on futures contracts	841
Interest on OTC swap contracts	277
Variation margin on centrally cleared swap contracts	577
Prepaid expenses	1,866
Other assets	239

Total Assets	753,717,741
Liabilities
Reverse repurchase agreements	1,003,750
Cash collateral for OTC swap contracts	60,000
Unrealized depreciation on forward foreign currency exchange contracts	346,803
Collateral for securities loaned	35,966,390
Payables for:
Investments purchased	16,489,998
Securities lending cash collateral	130,615
Fund shares redeemed	179,583
Interest on reverse repurchase agreements	7,907
Variation margin on futures contracts	18,408
Accrued Expenses:
Management fees	355,998
Distribution and service fees	55,280
Deferred trustees’ fees	129,869
Other expenses	233,670

Total Liabilities	54,978,271

Net Assets	$698,739,470

Net Assets Consist of:
Paid in surplus	$675,594,957
Undistributed net investment income	34,113,601
Accumulated net realized loss	(22,608,136)
Unrealized appreciation on investments, purchased options, futures contracts, swap contracts, forward foreign currency transactions and foreign currency transactions	11,639,048

Net Assets	$698,739,470

Net Assets
Class A	$438,541,859
Class B	260,197,611
Capital Shares Outstanding*
Class A	55,968,185
Class B	33,626,008
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.84
Class B	7.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, was $730,781,190.
(b)	Includes securities loaned at value of $34,579,917.
(c)	Investments at value is net of unfunded loan commitments of $47,482.
(d)	Identified cost of cash denominated in foreign currencies was $160,403.
(e)	Includes collateral of $115,470 for futures contracts and $262,000 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $14,831.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$419,887
Interest (b)	42,289,972
Securities lending income	563,964

Total investment income	43,273,823
Expenses
Management fees	4,223,202
Administration fees	22,349
Custodian and accounting fees	217,887
Distribution and service fees—Class B	659,435
Interest expense	14,500
Audit and tax services	79,791
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	70,537
Insurance	4,574
Miscellaneous	19,268

Total expenses	5,401,335
Less management fee waiver	(577)

Net expenses	5,400,758

Net Investment Income	37,873,065

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	16,399,797
Purchased options	(1,081,534)
Affiliated investments	11,880
Futures contracts	(651,254)
Written options	421,655
Swap contracts	857,626
Foreign currency transactions	1,034,688
Forward foreign currency transactions	(4,463,906)

Net realized gain	12,528,952

Net change in unrealized appreciation (depreciation) on:
Investments	4,167,952
Purchased options	124,398
Affiliated investments	(1,472)
Futures contracts	24,232
Written options	(148,586)
Swap contracts	(339,464)
Foreign currency transactions	49,513
Forward foreign currency transactions	(671,546)

Net change in unrealized appreciation	3,205,027

Net realized and unrealized gain	15,733,979

Net Increase in Net Assets From Operations	$53,607,044

(a)	Net of foreign withholding taxes of $293.
(b)	Net of foreign withholding taxes of $1,072.

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$37,873,065	$37,405,696
Net realized gain (loss)	12,528,952	(14,850,367)
Net change in unrealized appreciation	3,205,027	67,787,650

Increase in net assets from operations	53,607,044	90,342,979

From Distributions to Shareholders
Net investment income
Class A	(24,471,723)	(29,175,416)
Class B	(14,289,410)	(16,860,304)

Total distributions	(38,761,133)	(46,035,720)

Decrease in net assets from capital share transactions	(12,978,660)	(9,336,471)

Total increase in net assets	1,867,251	34,970,788

Net Assets
Beginning of period	696,872,219	661,901,431

End of period	$698,739,470	$696,872,219

Undistributed net investment income
End of period	$34,113,601	$37,569,830

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,280,605	$9,987,774	2,155,931	$15,838,038
Reinvestments	3,215,732	24,471,723	4,103,434	29,175,416
Redemptions	(5,378,831)	(41,964,125)	(7,984,451)	(58,922,269)

Net decrease	(882,494)	$(7,504,628)	(1,725,086)	$(13,908,815)

Class B
Sales	2,380,231	$18,366,692	6,554,020	$48,111,644
Reinvestments	1,897,664	14,289,410	2,398,336	16,860,304
Redemptions	(4,950,212)	(38,130,134)	(8,275,582)	(60,399,604)

Net increase (decrease)	(672,317)	$(5,474,032)	676,774	$4,572,344

Decrease derived from capital shares transactions		$(12,978,660)		$(9,336,471)

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$7.68	$7.21		$8.22		$8.86	$8.93

Income (Loss) from Investment Operations
Net investment income (a)	0.43	0.41	(b)	0.42		0.48	0.54
Net realized and unrealized gain (loss) on investments	0.18	0.58		(0.69)		(0.16)	0.26

Total from investment operations	0.61	0.99		(0.27)		0.32	0.80

Less Distributions
Distributions from net investment income	(0.45)	(0.52)		(0.67)		(0.55)	(0.62)
Distributions from net realized capital gains	0.00	0.00		(0.07)		(0.41)	(0.25)

Total distributions	(0.45)	(0.52)		(0.74)		(0.96)	(0.87)

Net Asset Value, End of Period	$7.84	$7.68		$7.21		$8.22	$8.86

Total Return (%) (c)	8.07	14.26		(3.86	)(d)	3.65 (d)	9.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.67		0.67		0.68	0.69
Gross ratio of expenses to average net assets excluding interest expense (%)	0.67	0.67		0.66		0.67	0.66
Net ratio of expenses to average net assets (%) (e)	0.67	0.67		0.67		0.68	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.67	0.67		0.66		0.67	0.66
Ratio of net investment income to average net assets (%)	5.47	5.58	(b)	5.24		5.60	6.18
Portfolio turnover rate (%)	76	89		75		70	108
Net assets, end of period (in millions)	$438.5	$436.6		$422.2		$495.7	$538.3

	Class B
	Year Ended December 31,
	2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$7.59	$7.13		$8.14		$8.78	$8.85

Income (Loss) from Investment Operations
Net investment income (a)	0.40	0.39	(b)	0.39		0.45	0.51
Net realized and unrealized gain (loss) on investments	0.18	0.57		(0.68)		(0.15)	0.27

Total from investment operations	0.58	0.96		(0.29)		0.30	0.78

Less Distributions
Distributions from net investment income	(0.43)	(0.50)		(0.65)		(0.53)	(0.60)
Distributions from net realized capital gains	0.00	0.00		(0.07)		(0.41)	(0.25)

Total distributions	(0.43)	(0.50)		(0.72)		(0.94)	(0.85)

Net Asset Value, End of Period	$7.74	$7.59		$7.13		$8.14	$8.78

Total Return (%) (c)	7.76	13.98		(4.16	)(d)	3.42 (d)	9.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.92		0.92		0.93	0.94
Gross ratio of expenses to average net assets excluding interest expense (%)	0.92	0.92		0.91		0.92	0.91
Net ratio of expenses to average net assets (%) (e)	0.92	0.92		0.92		0.93	0.91
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.92	0.92		0.91		0.92	0.91
Ratio of net investment income to average net assets (%)	5.22	5.33	(b)	4.99		5.34	5.94
Portfolio turnover rate (%)	76	89		75		70	108
Net assets, end of period (in millions)	$260.2	$260.3		$239.7		$273.0	$309.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-33

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal

BHFTI-34

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

BHFTI-35

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown gains and losses, swap transactions, adjustments to prior period accumulated balances and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and

BHFTI-36

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2017, the Portfolio had open unfunded loan commitments of $47,482. At December 31, 2017, the Portfolio had sufficient cash and/or liquid securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $11,698,372. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $8,038,925. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in

BHFTI-37

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

the Consolidated Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the Portfolio had an outstanding reverse repurchase agreement balance for 365 days. The average amount of borrowings was $1,143,652 and the annualized weighted average interest rate was 1.27% during the 365 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of December 31, 2017:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount*
Credit Suisse Securities (USA) LLC	$(1,003,750)	$1,003,750	$—

[1]	Collateral with a value of $1,035,200 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(96,906)	$—	$—	$—	$(96,906)
Corporate Bonds & Notes	(35,743,034)	—	—	—	(35,743,034)
Preferred Stocks	(126,450)	—	—	—	(126,450)
Total	$(35,966,390)	$—	$—	$—	$(35,966,390)
Reverse Repurchase Agreement
Corporate Bonds & Notes	$(1,003,750)	$—	$—	$—	$(1,003,750)
Total Borrowings	$(36,970,140)	$—	$—	$—	$(36,970,140)
Gross amount of recognized liabilities for securities lending transactions and reverse repurchase agreements					$(36,970,140)

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised,

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BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure

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BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$32,719	Unrealized depreciation on futures contracts (a) (b)	$1,230
Credit	OTC swap contracts at market value (c)	23,978
	Unrealized appreciation on centrally cleared swap contracts (a) (d)	17
Equity	Investments at market value (a) (e)	5,536
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,284	Unrealized depreciation on forward foreign currency exchange contracts	346,803

Total		$63,534		$348,033

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(c)	Excludes OTC swap interest receivable of $277.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$7,799	$—	$(7,799)	$—
Credit Suisse International	16,179	—	(16,179)	—
Royal Bank of Scotland plc	1,284	(1,284)	—	—

	$25,262	$(1,284)	$(23,978)	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Canadian Imperial Bank of Commerce	$4,884	$—	$—	$4,884
Deutsche Bank AG	174,684	—	—	174,684
National Australia Bank Ltd.	2,024	—	—	2,024
Nomura International plc	461	—	—	461
Royal Bank of Scotland plc	14,547	(1,284)	—	13,263
UBS AG	937	—	—	937
Westpac Banking Corp.	149,266	—	—	149,266

	$346,803	$(1,284)	$—	$345,519

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(114,547)	$—	$(966,987)	$—	$(1,081,534)
Forward foreign currency transactions	—	—	—	(4,463,906)	(4,463,906)
Futures contracts	(35,468)	—	(615,786)	—	(651,254)
Swap contracts	—	857,626	—	—	857,626
Written options	19	—	421,636	—	421,655

	$(149,996)	$857,626	$(1,161,137)	$(4,463,906)	$(4,917,413)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$39,479	$—	$84,919	$—	$124,398
Forward foreign currency transactions	—	—	—	(671,546)	(671,546)
Futures contracts	49,749	—	(25,517)	—	24,232
Swap contracts	—	(339,464)	—	—	(339,464)
Written options	—	—	(148,586)	—	(148,586)

	$89,228	$(339,464)	$(89,184)	$(671,546)	$(1,010,966)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$78,781,250
Futures contracts long	1,500,000
Futures contracts short	(2,726,342)
Swap contracts	8,036,891
Purchased options	4,646,398
Written options	(49,485)

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$524,204,766	$0	$532,013,860

The Portfolio engaged in security transactions with other accounts managed by BlackRock Financial Management, Inc., the subadviser to the Portfolio, that amounted to $1,488,803 in purchases and $248,103 in sales of investments, which are included above, and resulted in realized losses of $3,775.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2017 were $4,223,202.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Underlying ETFs

A summary of the Portfolio’s transactions in the securities of Affiliated Underlying ETFs during the year ended December 31, 2017 is as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2017	Income earned from affiliates during the period	Number of shares held at December 31, 2017
iShares iBoxx $ High Yield Corporate Bond ETF	$1,743,117	$—	$(1,753,525)	$11,880	$(1,472)	$—	$—	—

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-45

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$733,472,551
Gross unrealized appreciation	21,945,481
Gross unrealized depreciation	(12,704,421)

Net unrealized appreciation (depreciation)	$9,241,060

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$38,761,133	$46,035,720	$—	$—	$38,761,133	$46,035,720

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$34,102,934	$—	$9,257,420	$(20,085,973)	$23,274,381

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had post-enactment accumulated short-term capital losses of $2,949,336, post-enactment accumulated long-term capital losses of $17,136,637, and no pre-enactment capital loss carryforwards.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $14,478,890.

10. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-46

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Yield Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock High Yield Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-47

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-48

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-49

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-50

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-51

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

BlackRock High Yield Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, for the one- and five-year periods ended October 31, 2017, but underperformed this benchmark for the three-year period ending October 31, 2017.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, but slightly above the Expense Universe median and Subadvised Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-Advised Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board further considered that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-52

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A and B shares of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio returned 28.59% and 28.33%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index1, returned 37.28%.

MARKET ENVIRONMENT / CONDITIONS

Emerging market equities rallied in 2017, easily outpacing their developed market counterparts. While geopolitical tensions occasionally threatened global risk appetites, higher-yielding assets largely remained in favor in an environment of generally low interest rates. Notably, technology stocks surged, as sentiment was boosted by improving corporate earnings and buoyant economic signals worldwide. Oil prices stabilized, recovering from earlier volatility caused by booming U.S. production. Despite three Federal Reserve rate hikes, the U.S. dollar remained subdued against most emerging currencies due to persistently weak inflation and doubts over President Trump’s administration.

Asia accounted for the bulk of gains. Chinese shares rose on resilient growth and a sharp rise in internet stocks. But towards the year-end, cooling property indicators and slowing factory growth suggested that tightening measures to curb financial risks were starting to have an impact. Optimism in the mainland had a spillover effect on Hong Kong, which enjoyed its best year in a decade on the back of large southbound inflows. In India, stock markets benefited from Prime Minister Narendra Modi’s progress on crucial reforms, including the implementation of the Goods and Services Tax in July, though growth somewhat slowed. South Korean markets rallied as the election of President Moon Jae-in helped ease political concerns, along with consistently good results from index-heavyweight Samsung Electronics.

In EMEA (Europe, Middle East, Africa), Central Europe outperformed, thanks to growing economic optimism in Poland, the Czech Republic, and Romania, which were supported by the wider eurozone recovery. Healthy growth also boosted Turkey, though political tensions with the U.S. and a widening current account deficit capped gains. Russian markets were volatile, tracking oil prices, as hopes for warmer relations with the U.S. under President Trump faded. South Africa enjoyed a year-end rally following the election of Cyril Ramaphosa as leader of the ruling ANC Party as investors bet that he will implement much needed reforms.

Latin America shares also rose. Brazilian stocks were resilient for most of the year amid encouraging economic signals and interest rate cuts, despite tumbling in May when President Michel Temer became implicated in a corruption scandal. Consumer names, in particular, performed well as consumption spending recovered. In Mexico, stocks and the peso initially rose as concerns about the negative impact from President Trump’s policies and rhetoric waned, but were then pressured by earthquakes in September and uncertainty over the North American Free Trade Agreement.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Over the year, the Portfolio underperformed its benchmark, largely due to asset allocation and stock selection.

In emerging Asia, the Portfolio’s underweight to both China and the Information Technology sector detracted. In 2017, Chinese internet heavyweights, including Tencent and Alibaba, re-rated substantially, resulting in a narrow market rally. Not holding Tencent for much of the year, and the Portfolio’s lack of exposure to Alibaba, has magnified our underperformance and outweighed the positive performance of other mainland China names like Kweichow Moutai and Hangzhou Hikvision, which were among the top stock-level contributors this year.

While we recognize that many Chinese internet companies are compelling businesses, we have long been concerned over their corporate structures, known as variable interest entities (“VIEs”), which are designed to circumvent foreign ownership restrictions in certain industries. However, Beijing remains ambiguous about these structures’ legality, and could declare foreigners’ ownership void. Having sought deeper insights about VIEs, we agree that risks can be mitigated via careful stock selection.

As such, at period end we remained optimistic about Tencent. We have conducted extensive due diligence and engaged with management on its business, corporate structure and founder, and take comfort from its track record of treating minority shareholders fairly. We like its business model and robust financials. It has maintained market dominance in gaming, and has created a powerful ecosystem with encouraging progress on financial services, online advertising and digital content. Already, it is posting solid revenues and margins on the back of robust cash flows. Thus, we introduced Tencent into the Portfolio in the third quarter, and have continued to build up the position. We believe valuations reflect its high-quality growth potential.

Elsewhere, the Portfolio’s underweight to Korea hurt, as the market rallied on perceptions of improving political stability. However, Samsung Electronics added to performance, as it posted record profits on the back of booming demand for its semiconductors and memory chips. Indonesian conglomerate Astra International was also a drag on performance as it reported below-par results due to greater competition for its core automotive business. Nevertheless, we remained confident that its weakness is temporary. More positively, India’s Hindustan Unilever benefited from recovering spending after last November’s demonetization.

In emerging Europe, the Portfolio’s allocation to Russia underperformed, largely due to negative stock selection. Retailer Magnit fell on disappointing earnings amid challenges in executing its turnaround strategy.

Stock selection in Latin America was positive, however. Notably, Brazilian retailer Lojas Renner outperformed on expectations of improved consumer spending. The lack of exposure to the Middle East was also a bright spot, as markets there were hampered by heightened geopolitical risks.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*—(Continued)

As bottom-up stock pickers, the Portfolio’s country and sector allocations are driven by where we can find quality companies with attractive valuations. This style may lead to significant deviations from the index. At period end, the Portfolio’s positioning at the country level maintained a non-benchmark exposure to Hong Kong and an overweight to India and Brazil. Hong Kong offers listed companies that have diversified, regional business activities, particularly those that provide an exposure to China, with the added advantage of better standards of accounting and transparency. India is home to many high-quality companies. Its economic growth rate is among the best in Asia and we believe the Portfolio’s holdings continue to have good long-term prospects, despite recent setbacks resulting from demonetization. Meanwhile, although Brazil’s economy has slowed considerably, and its markets pressured by the recent corruption scandals, it offers a deep market of quality companies at attractive valuations. Corporate governance is also improving in Latin America’s largest economy.

In contrast, at period end the Portfolio remained underweight to China, South Korea, and Taiwan. We remained circumspect when investing in mainland China, where most companies still fall short on quality and corporate governance. Korea is a relatively mature economy with well-known brands such as Samsung and Hyundai. But the domination of the chaebol, or huge conglomerates, and the complexity in its group shareholding structures, reduces the transparency of the business. Similarly, the Taiwanese market is home to several interesting businesses, but the bulk of them are in lower-quality cyclical industries. Corporate transparency is also generally poor.

In terms of sector, we remained overweight to consumer-focused industries, such as Financials and Consumer Staples, and underweight to cyclical or export dependent industries, such as Information Technology and Industrials.

Devan Kaloo

Joanne Irvine

Hugh Young

Flavia Cheong

Mark Gordon-James

Portfolio Managers

Aberdeen Asset Managers Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Class A	28.59	2.08	0.08
Class B	28.33	1.84	-0.16
MSCI Emerging Markets Index	37.28	4.35	1.68

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Samsung Electronics Co., Ltd.	5.6
Taiwan Semiconductor Manufacturing Co., Ltd.	4.4
Housing Development Finance Corp., Ltd.	3.7
Tencent Holdings, Ltd.	3.3
AIA Group, Ltd.	3.1
UltraTech Cement, Ltd.	2.9
China Mobile, Ltd.	2.7
Banco Bradesco S.A. (ADR)	2.5
Astra International Tbk PT	2.5
ITC, Ltd.	2.4

Top Countries

% of Net Assets
China	15.4
India	14.6
Brazil	12.1
South Korea	9.8
Hong Kong	6.4
Mexico	5.2
Indonesia	5.1
Taiwan	4.7
Philippines	3.9
South Africa	3.8

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Aberdeen Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.94%	$1,000.00	$1,092.90	$4.96
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

Class B (a)	Actual	1.19%	$1,000.00	$1,091.70	$6.27
	Hypothetical*	1.19%	$1,000.00	$1,019.21	$6.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—93.3% of Net Assets

Security Description	Shares	Value

Brazil—12.1%
Ambev S.A.	3,901,600	$25,287,764
Banco Bradesco S.A. (ADR)	3,753,836	38,439,281
BRF S.A. (a)	1,240,468	13,962,363
Lojas Renner S.A.	2,512,200	26,785,936
Multiplan Empreendimentos Imobiliarios S.A.	858,537	18,322,336
Ultrapar Participacoes S.A.	1,360,600	30,826,013
Vale S.A. (ADR)	2,384,000	29,156,320

		182,780,013

Chile—2.3%
Banco Santander Chile (ADR)	565,450	17,681,621
SACI Falabella	1,664,000	16,615,665

		34,297,286

China—15.4%
China International Travel Service Corp., Ltd. - Class A	2,353,390	15,636,639
China Mobile, Ltd.	4,054,000	41,035,577
China Resources Land, Ltd.	4,644,000	13,638,963
Hangzhou Hikvision Digital Technology Co., Ltd. - Class A	3,781,785	22,635,126
Kweichow Moutai Co., Ltd. - Class A	313,386	33,510,468
Midea Group Co., Ltd. - Class A	2,534,099	21,542,218
Ping An Insurance Group Co. of China, Ltd. - Class H	1,489,000	15,497,794
Shanghai International Airport Co., Ltd. - Class A	2,918,822	20,156,277
Tencent Holdings, Ltd.	964,300	49,849,472

		233,502,534

Hong Kong—6.4%
AIA Group, Ltd.	5,491,000	46,828,995
Hang Lung Group, Ltd. (b)	5,521,000	20,310,742
Hang Lung Properties, Ltd.	3,338,000	8,145,884
Hong Kong Exchanges and Clearing, Ltd.	708,859	21,651,462

		96,937,083

Hungary—1.1%
Richter Gedeon Nyrt	620,000	16,232,575

India—14.6%
Hero MotoCorp, Ltd.	368,900	21,994,422
Hindustan Unilever, Ltd.	1,348,700	28,728,341
Housing Development Finance Corp., Ltd.	2,078,400	55,628,432
ITC, Ltd.	8,830,500	36,365,063
Kotak Mahindra Bank, Ltd.	989,300	15,634,223
Tata Consultancy Services, Ltd.	450,268	19,045,019
UltraTech Cement, Ltd.	647,063	43,750,855

		221,146,355

Indonesia—5.1%
Astra International Tbk PT	61,482,400	37,582,704
Bank Central Asia Tbk PT	13,210,500	21,294,193
Indocement Tunggal Prakarsa Tbk PT (b)	11,755,100	19,044,020

		77,920,917

Malaysia—1.2%
Public Bank Bhd	3,463,400	17,774,124

Mexico—5.2%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	361,177	33,914,520
Grupo Aeroportuario del Sureste S.A.B. de C.V. (ADR)	105,900	19,327,809
Grupo Financiero Banorte S.A.B. de C.V. - Class O	4,581,732	25,149,718

		78,392,047

Philippines—3.9%
Ayala Corp.	138,120	2,808,532
Ayala Land, Inc.	37,180,000	33,141,074
Bank of the Philippine Islands (b)	10,545,370	22,812,449

		58,762,055

Poland—1.0%
Bank Pekao S.A.	423,300	15,727,530

Portugal—1.0%
Jeronimo Martins SGPS S.A.	753,600	14,635,086

Russia—2.3%
Lukoil PJSC (ADR) (London Traded Shares)	253,122	14,479,889
Lukoil PJSC (ADR)	1,478	85,207
Magnit PJSC	189,700	20,849,692

		35,414,788

South Africa—3.8%
Massmart Holdings, Ltd.	1,380,135	15,560,183
MTN Group, Ltd.	1,848,900	20,437,018
Truworths International, Ltd.	2,810,589	21,414,470

		57,411,671

South Korea—3.8%
AmorePacific Group	92,062	12,127,921
LG Chem, Ltd. (a)	40,122	15,161,942
NAVER Corp.	36,553	29,678,481

		56,968,344

Taiwan—4.7%
Taiwan Mobile Co., Ltd.	1,079,000	3,897,007
Taiwan Semiconductor Manufacturing Co., Ltd.	8,753,000	67,258,614

		71,155,621

Thailand—3.7%
Siam Cement PCL (The)	2,062,850	30,635,760
Siam Commercial Bank PCL (The)	5,661,300	26,056,919

		56,692,679

Turkey—2.9%
Akbank Turk A/S	4,560,000	11,849,161
BIM Birlesik Magazalar A/S	968,746	19,958,723
Turkiye Garanti Bankasi A/S	4,276,500	12,113,468

		43,921,352

United Kingdom—0.9%
Standard Chartered plc (a)	1,306,057	13,744,138

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—1.9%
Yum China Holdings, Inc.	710,700	$28,442,214

Total Common Stocks (Cost $1,099,364,738)		1,411,858,412

Preferred Stocks—6.0%

South Korea—6.0%
AmorePacific Corp.	36,665	5,683,201
Samsung Electronics Co., Ltd.	43,730	85,247,844

Total Preferred Stocks (Cost $51,799,625)		90,931,045

Short-Term Investment—0.7%

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $10,117,324 on 01/02/18, collateralized by $10,235,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $10,322,253.	10,116,874	10,116,874

Total Short-Term Investments (Cost $10,116,874)		10,116,874

Total Investments—100.0% (Cost $1,161,281,237)		1,512,906,331
Other assets and liabilities (net)—0.0%		(112,677)

Net Assets—100.0%		$1,512,793,654

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Illiquid security. As of December 31, 2017, these securities represent 4.1% of net assets.
(ADR)—	American Depositary Receipt

Ten Largest Industries as of December 31, 2017 (Unaudited)	% of Net Assets
Banks	15.8
Real Estate Management & Development	6.2
Construction Materials	6.2
Beverages	6.1
Technology Hardware, Storage & Peripherals	5.6
Internet Software & Services	5.3
Food & Staples Retailing	4.7
Semiconductors & Semiconductor Equipment	4.4
Wireless Telecommunication Services	4.3
Insurance	4.1

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$67,595,601	$115,184,412	$—	$182,780,013
Chile	34,297,286	—	—	34,297,286
China	—	233,502,534	—	233,502,534
Hong Kong	—	96,937,083	—	96,937,083
Hungary	—	16,232,575	—	16,232,575
India	—	221,146,355	—	221,146,355
Indonesia	—	77,920,917	—	77,920,917
Malaysia	—	17,774,124	—	17,774,124
Mexico	78,392,047	—	—	78,392,047
Philippines	—	58,762,055	—	58,762,055
Poland	—	15,727,530	—	15,727,530
Portugal	—	14,635,086	—	14,635,086
Russia	85,207	35,329,581	—	35,414,788
South Africa	—	57,411,671	—	57,411,671
South Korea	—	56,968,344	—	56,968,344
Taiwan	—	71,155,621	—	71,155,621
Thailand	56,692,679	—	—	56,692,679
Turkey	—	43,921,352	—	43,921,352
United Kingdom	—	13,744,138	—	13,744,138
United States	28,442,214	—	—	28,442,214
Total Common Stocks	265,505,034	1,146,353,378	—	1,411,858,412
Total Preferred Stocks*	—	90,931,045	—	90,931,045
Total Short-Term Investment*	—	10,116,874	—	10,116,874
Total Investments	$265,505,034	$1,247,401,297	$—	$1,512,906,331

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a)	$1,512,906,331
Cash denominated in foreign currencies (b)	326,734
Receivable for:
Investments sold	4,716,881
Fund shares sold	80,721
Dividends and interest	2,378,931
Prepaid expenses	3,946

Total Assets	1,520,413,544
Liabilities
Payables for:
Investments purchased	304,535
Fund shares redeemed	3,721,829
Foreign taxes	1,413,286
Accrued Expenses:
Management fees	1,033,238
Distribution and service fees	122,524
Deferred trustees’ fees	129,869
Other expenses	894,609

Total Liabilities	7,619,890

Net Assets	$1,512,793,654

Net Assets Consist of:
Paid in surplus	$1,320,083,700
Undistributed net investment income	15,396,788
Accumulated net realized loss	(172,918,795)
Unrealized appreciation on investments and foreign currency transactions (c)	350,231,961

Net Assets	$1,512,793,654

Net Assets
Class A	$917,866,987
Class B	594,926,667
Capital Shares Outstanding*
Class A	80,439,430
Class B	52,625,670
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.41
Class B	11.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,161,281,237.
(b)	Identified cost of cash denominated in foreign currencies was $326,529.
(c)	Includes foreign capital gains tax of $1,397,049.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$33,487,340
Interest	28,340
Securities lending income	85,071

Total investment income	33,600,751
Expenses
Management fees	12,825,425
Administration fees	46,153
Custodian and accounting fees	1,151,041
Distribution and service fees—Class B	1,430,878
Audit and tax services	52,977
Legal	35,903
Trustees’ fees and expenses	53,081
Shareholder reporting	108,258
Insurance	9,375
Miscellaneous	160,344

Total expenses	15,873,435
Less management fee waiver	(749,998)

Net expenses	15,123,437

Net Investment Income	18,477,314

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	73,655,813
Foreign currency transactions	(292,748)

Net realized gain	73,363,065

Net change in unrealized appreciation on:
Investments (c)	270,309,050
Foreign currency transactions	924

Net change in unrealized appreciation	270,309,974

Net realized and unrealized gain	343,673,039

Net Increase in Net Assets From Operations	$362,150,353

(a)	Net of foreign withholding taxes of $4,053,391.
(b)	Net of foreign capital gains tax of $335,301.
(c)	Includes change in foreign capital gains tax of $2,150,490.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,477,314	$18,993,755
Net realized gain (loss)	73,363,065	(5,232,287)
Net change in unrealized appreciation	270,309,974	148,933,051

Increase in net assets from operations	362,150,353	162,694,519

From Distributions to Shareholders
Net investment income
Class A	(11,675,909)	(10,463,607)
Class B	(6,238,369)	(5,168,856)

Total distributions	(17,914,278)	(15,632,463)

Decrease in net assets from capital share transactions	(149,687,585)	(129,207,167)

Total increase in net assets	194,548,490	17,854,889

Net Assets
Beginning of period	1,318,245,164	1,300,390,275

End of period	$1,512,793,654	$1,318,245,164

Undistributed net investment income
End of period	$15,396,788	$8,003,028

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,668,738	$17,593,131	8,285,775	$66,147,683
Reinvestments	1,121,605	11,675,909	1,208,268	10,463,607
Redemptions	(11,530,565)	(122,361,926)	(17,256,843)	(156,541,734)

Net decrease	(8,740,222)	$(93,092,886)	(7,762,800)	$(79,930,444)

Class B
Sales	3,080,381	$31,242,431	4,502,554	$38,698,310
Reinvestments	604,493	6,238,369	601,729	5,168,856
Redemptions	(9,084,227)	(94,075,499)	(10,453,610)	(93,143,889)

Net decrease	(5,399,353)	$(56,594,699)	(5,349,327)	$(49,276,723)

Decrease derived from capital shares transactions		$(149,687,585)		$(129,207,167)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$8.99	$8.14		$9.62	$10.39	$11.04

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.13	(b)	0.12	0.13	0.13
Net realized and unrealized gain (loss) on investments	2.42	0.83		(1.41)	(0.79)	(0.64)

Total from investment operations	2.56	0.96		(1.29)	(0.66)	(0.51)

Less Distributions
Distributions from net investment income	(0.14)	(0.11)		(0.19)	(0.11)	(0.14)

Total distributions	(0.14)	(0.11)		(0.19)	(0.11)	(0.14)

Net Asset Value, End of Period	$11.41	$8.99		$8.14	$9.62	$10.39

Total Return (%) (c)	28.59	11.83		(13.66)	(6.41)	(4.61)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	1.00		1.02	1.01	1.02
Net ratio of expenses to average net assets (%) (d)	0.94	0.94		1.00	0.99	1.01
Ratio of net investment income to average net assets (%)	1.37	1.49	(b)	1.29	1.30	1.28
Portfolio turnover rate (%)	20	15		116	49	33
Net assets, end of period (in millions)	$917.9	$801.5		$789.2	$873.8	$1,075.9

	Class B
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$8.91	$8.07		$9.53	$10.30	$10.94

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.11	(b)	0.09	0.11	0.10
Net realized and unrealized gain (loss) on investments	2.39	0.82		(1.38)	(0.80)	(0.62)

Total from investment operations	2.50	0.93		(1.29)	(0.69)	(0.52)

Less Distributions
Distributions from net investment income	(0.11)	(0.09)		(0.17)	(0.08)	(0.12)

Total distributions	(0.11)	(0.09)		(0.17)	(0.08)	(0.12)

Net Asset Value, End of Period	$11.30	$8.91		$8.07	$9.53	$10.30

Total Return (%) (c)	28.21 (e)	11.50		(13.81)	(6.70)	(4.80)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.24	1.25		1.27	1.26	1.27
Net ratio of expenses to average net assets (%) (d)	1.19	1.19		1.25	1.24	1.26
Ratio of net investment income to average net assets (%)	1.11	1.23	(b)	1.03	1.05	0.95
Portfolio turnover rate (%)	20	15		116	49	33
Net assets, end of period (in millions)	$594.9	$516.8		$511.2	$597.1	$644.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Aberdeen Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to expired capital loss carryforwards, foreign currency transactions, foreign capital gains tax and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had investments in repurchase agreements with a gross value of $10,116,874, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. At December 31, 2017, there are no securities out on loan for the Portfolio.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$280,610,960	$0	$424,334,139

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$12,825,425	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Aberdeen Asset Managers Limited (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	On the first $500 million
0.050%	$500 million to $1 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,185,325,855
Gross unrealized appreciation	359,704,898
Gross unrealized depreciation	(32,124,421)

Net unrealized appreciation (depreciation)	$327,580,477

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$17,914,277	$15,632,463	$—	$—	$17,914,277	$15,632,463

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$37,415,891	$—	$326,187,343	$(170,763,412)	$—	$192,839,822

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had short-term post-enactment accumulated capital losses of $36,306,341, and long-term post-enactment accumulated capital losses of $134,457,071.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $61,386,105, and $78,185,166 of capital loss carryforwards expired.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Aberdeen Emerging Markets Equity Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-17

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse/Aberdeen Emerging Markets Equity Portfolio (formerly, Met/Aberdeen Emerging Markets Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Aberdeen regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2017. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the MSCI Emerging Markets Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A and B shares of the Brighthouse/Artisan International Portfolio returned 31.64% and 31.34%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned 27.19%.

MARKET ENVIRONMENT / CONDITIONS

Non-U.S. equities experienced broad-based gains in 2017, supported by accommodative monetary policies, better-than-expected worldwide economic conditions, and solid earnings momentum. With central banks generally on the sidelines amid a stable inflation and interest rate environment, market volatility declined to near-record lows as most broad-based indices regularly turned in new highs.

Emerging markets led developed markets, though all regions finished the year with strong gains. All sectors participated with double-digit gains; however, Technology stocks led by a wide margin on the sector’s robust earnings growth. In terms of style, growth indices significantly outperformed their value counterparts—a reversal from 2016 when value stocks were favored.

Elections results around the world were generally positive for risk assets. In the second quarter, Emmanuel Macron’s election victory in France buoyed sentiment as it raised hopes of reforms, not only in France, but throughout the euro zone and reduced concerns about rising populism. In the third quarter, Germany’s election resulted in a fourth term for Angela Merkel. In the fourth quarter, Japan’s snap election produced a clear majority for Prime Minister Abe’s ruling coalition.

Xi Jinping, the head of China’s ruling communist party, secured a second five-year term in October and became the most powerful Chinese leader since Mao Zedong when the party’s leadership voted to enshrine his ideology in its constitution. His trillion-dollar One Belt, One Road Initiative to re-create the Silk Road—an intercontinental trade and infrastructure network—was also added to the constitution. That move underlined the importance of One Belt, One Road to Xi’s long-term vision for China’s economic role as a trade partner and reinforced the market’s positive outlook for global infrastructure investment.

While most economic headlines were positive in 2017, the British economy faltered as uncertainty around the U.K.’s exit from the European Union (“EU”) “Brexit” was a substantial drag. The U.K. economy grew at its slowest pace since 2013, while U.K. inflation hit 3%—its highest level in five years. In December, EU leaders ruled that sufficient progress had been made in the first phase of Brexit talks, allowing negotiations to move on to phase two—centered on discussions over the transition period once the U.K. leaves the EU and trade arrangements.

Though monetary policy remains accommodative, the world’s major central banks continued setting the stage for normalization. The Federal Reserve held to its gradual pace of monetary tightening—raising its benchmark rate by 25 basis points for the third time in 2017. Likewise, the Bank of England raised interest rates for the first time in a decade, but emphasized that future increases would be modest. For its part, the European Central Bank announced it would scale back monthly asset purchases beginning in January 2018, but extended its quantitative easing program by nine months. In contrast, the Bank of Japan left its policy unchanged, maintaining its interest rate targets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outpaced the MSCI All Country World ex-U.S. Index over the trailing 12-month period. Outperformance was largely driven by solid stock selection, particularly among Technology and Financials holdings, though strength was relatively broad-based, as most of the Portfolio’s holdings experienced sizable gains. Generally, only a handful of smaller positions contributed negatively.

A large number of the Portfolio’s biggest winners in 2017 benefited from the Portfolio’s global growth themes. Alibaba (China), Wirecard (Germany), and Amazon.com were examples within our e-commerce theme. These companies experienced exceptional growth rates as commerce has increasingly shifted to the Internet. Though fast growing, the global e-commerce market still only represents 10% of total worldwide retail sales. Opportunities around e-commerce extended to companies across the value chain, including shipping and logistics, benefiting companies such as Deutsche Post (Germany)—another top full-year performer. Wirecard, a payments-processing company, also benefited from the secular shift from paper transactions to cashless forms of payment, which we believe has a long growth runway.

The Portfolio’s semiconductor-related holdings—Samsung Electronics (Korea), Taiwan Semiconductor (Taiwan) and ASML (Netherlands)—stood out within our Internet of Things (“IoT”) theme. Semiconductor demand rose steeply on the rapid growth in network-connected devices across both consumer and business applications (e.g., mobile, servers, PCs, video game consoles, smart home, wearables, and autos). The Portfolio’s holdings in Taiwan Semiconductor were sold during the period.

The Portfolio’s other top contributors in 2017 included, Linde (Germany), one of the world’s largest industrial gas providers, Canadian Pacific Railway (Canada), a North American transcontinental railway, and several of the Portfolio’s financial services holdings: Deutsche Boerse (Germany), Europe’s largest exchanges operator; AIA (Hong Kong), a leading insurance provider in the Asia-Pacific region; Allianz (Germany), a diversified insurance and asset management company; and ING (Netherlands), a diversified financial services provider.

Conversely, a few holdings significantly detracted from one-year results, and those that did tended to be smaller positions with minimal

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

impacts. Tenaris (Italy) and Vallourec (France) were two examples. Both companies supply steel products mainly to the oil and gas industry. Coming into 2017, their combined weighting in the Portfolio was approximately 1%. We sold the Portfolio’s holdings in Tenaris (Italy) in the second quarter and Vallourec (France) in the fourth quarter in favor of better opportunities. The companies experienced solid year-over-year growth, but the stocks, like many of their Energy sector peers, declined during the first three quarters of 2017.

As of December 31, 2017, the Portfolio’s largest sector overweights relative to the benchmark were Technology and Industrials and largest underweights were Consumer Discretionary and Energy. On a geographic basis, the Portfolio’s largest regional overweight was Europe and largest underweight was Emerging Markets. While valuations have risen over the past year, we continue to find sustainable growth opportunities that are reasonably priced against our conservative earnings estimates.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	Since Inception[2]
Brighthouse/Artisan International Portfolio
Class A	31.64	4.10
Class B	31.34	4.16
MSCI All Country World ex-U.S. Index	27.19	4.95

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. The since inception return of the index is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Linde AG	5.0
Deutsche Boerse AG	4.9
Allianz SE	3.7
Wirecard AG	3.6
ING Groep NV	3.5
Nestle S.A.	3.3
Alibaba Group Holding, Ltd. (ADR)	3.2
AIA Group, Ltd.	2.8
Ryanair Holdings plc (HSBC Bank plc)	2.6
Canadian Pacific Railway, Ltd.	2.6

Top Countries

% of Net Assets
Germany	24.9
United Kingdom	12.7
Japan	10.5
United States	9.8
Switzerland	7.2
China	7.1
Netherlands	6.1
Italy	4.6
France	4.1
Hong Kong	2.8

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A	Actual	0.81%	$1,000.00	$1,097.60	$4.28
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class B	Actual	1.06%	$1,000.00	$1,096.80	$5.60
	Hypothetical*	1.06%	$1,000.00	$1,019.86	$5.40

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—94.0% of Net Assets

Security Description	Shares	Value

Brazil—0.3%
Ambev S.A. (ADR)	498,860	$3,222,636

Canada—2.6%
Canadian Pacific Railway, Ltd. (a)	156,994	28,692,223

Chile—0.1%
Sociedad Quimica y Minera de Chile S.A. (ADR)	24,382	1,447,559

China—7.1%
Alibaba Group Holding, Ltd. (ADR) (b)	207,560	35,789,571
China Literature, Ltd. (144A) (b)	7,389	79,017
NetEase, Inc. (ADR)	45,302	15,632,361
Ping An Insurance Group Co. of China, Ltd. - Class H	1,561,500	16,252,388
Tencent Holdings, Ltd.	212,000	10,959,336

		78,712,673

Denmark—0.1%
Genmab A/S (b)	7,145	1,184,812

France—4.1%
Airbus SE	169,790	16,861,108
BNP Paribas S.A.	46,151	3,441,659
Eiffage S.A. (144A)	127,790	14,001,980
Schneider Electric SE (b)	141,855	12,030,885

		46,335,632

Germany—23.6%
Allianz SE	179,391	41,082,976
Beiersdorf AG	179,978	21,094,629
Deutsche Boerse AG	475,107	55,071,687
Deutsche Post AG	581,380	27,618,400
Deutsche Telekom AG	692,985	12,289,827
Linde AG (b)	236,084	55,228,718
SAP SE	93,207	10,451,286
Wirecard AG	359,133	40,095,349

		262,932,872

Hong Kong—2.8%
AIA Group, Ltd.	3,689,572	31,465,844

Indonesia—0.7%
Bank Rakyat Indonesia Persero Tbk PT	28,672,000	7,676,236

Italy—4.6%
Assicurazioni Generali S.p.A.	1,082,512	19,708,681
Intesa Sanpaolo S.p.A.	6,081,448	20,169,340
UniCredit S.p.A. (b)	616,805	11,490,639

		51,368,660

Japan—10.5%
Calbee, Inc.	350,900	11,416,036
FANUC Corp.	48,600	11,676,573
Japan Tobacco, Inc.	802,992	25,862,864
Mitsubishi UFJ Financial Group, Inc.	1,532,700	11,246,030
Nintendo Co., Ltd.	72,100	26,248,147
NTT DoCoMo, Inc.	160,492	3,791,109

Japan—(Continued)
Rohm Co., Ltd.	102,700	11,314,301
Sumitomo Metal Mining Co., Ltd.	350,652	16,087,188

		117,642,248

Netherlands—6.1%
Akzo Nobel NV	138,655	12,128,082
ASML Holding NV	95,767	16,614,422
ING Groep NV	2,114,973	38,917,195

		67,659,699

Russia—1.1%
MMC Norilsk Nickel PJSC (ADR)	679,353	12,677,082

South Africa—0.7%
Naspers, Ltd. - N Shares	26,719	7,444,698

South Korea—2.7%
LG Household & Health Care, Ltd.	4,811	5,333,637
Samsung Electronics Co., Ltd.	10,514	24,979,421

		30,313,058

Spain—1.5%
Amadeus IT Group S.A.	31,161	2,242,865
Grifols S.A.	196,974	5,759,687
Grifols S.A. (ADR)	389,377	8,924,521

		16,927,073

Switzerland—7.2%
Credit Suisse Group AG (b)	123,402	2,196,593
Ferguson plc	267,519	19,141,708
Glencore plc (b)	4,014,010	21,118,873
Idorsia, Ltd. (b)	54,801	1,430,611
Nestle S.A.	427,711	36,754,117

		80,641,902

United Kingdom—10.1%
BAE Systems plc	1,384,034	10,644,967
Coca-Cola European Partners plc	691,656	27,562,492
ConvaTec Group plc (144A)	4,325,070	11,952,883
Experian plc	529,325	11,633,097
Liberty Global plc - Class A (b)	233,008	8,351,007
Liberty Global plc - Class C (b)	462,547	15,652,590
London Stock Exchange Group plc	163,107	8,351,347
Prudential plc	711,289	18,287,360

		112,435,743

United States—8.1%
Amazon.com, Inc. (b)	16,486	19,279,883
Aon plc	158,983	21,303,722
Medtronic plc	347,959	28,097,689
Schlumberger, Ltd.	148,083	9,979,313
WABCO Holdings, Inc. (b)	78,398	11,250,113

		89,910,720

Total Common Stocks (Cost $859,720,039)		1,048,691,370

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2017

Equity Linked Security—2.6%

Security Description	Shares/ Principal Amount*	Value

United Kingdom—2.6%
Ryanair Holdings plc (HSBC Bank plc), 10/29/18 (b) (c) (Cost $21,614,075)	1,590,945	$28,728,859

Preferred Stock—1.3%

Germany—1.3%
Henkel AG & Co. KGaA, (Cost $13,071,445)	112,805	14,894,719

Short-Term Investment—1.7%

Repurchase Agreement—1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $19,004,257 on 01/02/18, collateralized by $19,220,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $19,383,851.	19,003,412	19,003,412

Total Short-Term Investments (Cost $19,003,412)		19,003,412

Securities Lending Reinvestments (d)—1.8%

Repurchase Agreements—1.5%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $319,062 on 01/02/18, collateralized by $322,376 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $325,648.	319,000	319,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $2,000,311 on 01/02/18, collateralized by $1,802,462 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $2,040,000.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,100,189 on 01/02/18, collateralized by $1,139,610 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $1,118,476.	1,100,000	1,100,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,900,327 on 01/02/18, collateralized by $1,956,240 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $1,938,007.	1,900,000	1,900,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $1,100,232 on 01/02/18, collateralized by $1,128,611 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $1,122,004.	1,100,000	1,100,000

Repurchase Agreements—(Continued)
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $4,000,680 on 01/02/18, collateralized by $6,048,426 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $4,080,695.	4,000,000	4,000,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $4,000,640 on 01/02/18, collateralized by $12,062,643 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $4,080,001.	4,000,000	4,000,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $1,912,274 on 01/02/18, collateralized by various Common Stock with a value of $2,115,940.	1,900,000	1,900,000

		16,319,000

Time Deposits—0.3%
Australia New Zealand Bank 1.330%, 01/02/18	750,000	750,000
Bank of Montreal 1.400%, 01/03/18	750,000	750,000
Nordea Bank New York 1.300%, 01/02/18	750,000	750,000
Royal Bank of Canada New York 1.350%, 01/02/18	1,000,000	1,000,000
Standard Chartered plc 1.490%, 01/02/18	600,000	600,000

		3,850,000

Total Securities Lending Reinvestments (Cost $20,169,000)		20,169,000

Total Investments—101.4% (Cost $933,577,971)		1,131,487,360
Other assets and liabilities (net)—(1.4)%		(16,097,366)

Net Assets—100.0%		$1,115,389,994

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $19,738,080 and the collateral received consisted of cash in the amount of $20,169,000. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2017

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $26,033,880, which is 2.3% of net assets.
(ADR)—	American Depositary Receipt

Ten Largest Industries as of December 31, 2017 (Unaudited)	% of Net Assets
Insurance	13.3
Banks	10.9
Chemicals	6.1
Capital Markets	5.9
Internet Software & Services	5.6
Metals & Mining	4.5
Food Products	4.3
IT Services	3.8
Health Care Equipment & Supplies	3.6
Software	3.3

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$3,222,636	$—	$—	$3,222,636
Canada	28,692,223	—	—	28,692,223
Chile	1,447,559	—	—	1,447,559
China	51,500,949	27,211,724	—	78,712,673
Denmark	—	1,184,812	—	1,184,812
France	—	46,335,632	—	46,335,632
Germany	—	262,932,872	—	262,932,872
Hong Kong	—	31,465,844	—	31,465,844
Indonesia	—	7,676,236	—	7,676,236
Italy	—	51,368,660	—	51,368,660
Japan	—	117,642,248	—	117,642,248
Netherlands	—	67,659,699	—	67,659,699
Russia	—	12,677,082	—	12,677,082
South Africa	—	7,444,698	—	7,444,698
South Korea	—	30,313,058	—	30,313,058
Spain	8,924,521	8,002,552	—	16,927,073
Switzerland	—	80,641,902	—	80,641,902
United Kingdom	51,566,089	60,869,654	—	112,435,743
United States	89,910,720	—	—	89,910,720
Total Common Stocks	235,264,697	813,426,673	—	1,048,691,370
Total Equity Linked Security*	—	28,728,859	—	28,728,859
Total Preferred Stock*	—	14,894,719	—	14,894,719
Total Short-Term Investment*	—	19,003,412	—	19,003,412
Total Securities Lending Reinvestments*	—	20,169,000	—	20,169,000
Total Investments	$235,264,697	$896,222,663	$—	$1,131,487,360

Collateral for Securities Loaned (Liability)	$—	$(20,169,000)	$—	$(20,169,000)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $8,839,686 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,131,487,360
Cash denominated in foreign currencies (c)	1,123,807
Receivable for:
Investments sold	6,139,638
Dividends and interest	3,115,029
Prepaid expenses	3,012

Total Assets	1,141,868,846
Liabilities
Collateral for securities loaned	20,169,000
Payables for:
Investments purchased	5,178,375
Fund shares redeemed	94,883
Accrued Expenses:
Management fees	705,684
Distribution and service fees	69
Deferred trustees’ fees	77,373
Other expenses	253,468

Total Liabilities	26,478,852

Net Assets	$1,115,389,994

Net Assets Consist of:
Paid in surplus	$978,084,482
Undistributed net investment income	16,782,214
Accumulated net realized loss	(77,435,496)
Unrealized appreciation on investments and foreign currency transactions	197,958,794

Net Assets	$1,115,389,994

Net Assets
Class A	$1,115,076,290
Class B	313,704
Capital Shares Outstanding*
Class A	99,160,533
Class B	27,972
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.25
Class B	11.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $933,577,971.
(b)	Includes securities loaned at value of $19,738,080.
(c)	Identified cost of cash denominated in foreign currencies was $1,124,848.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$22,421,643
Interest	20,828
Securities lending income	665,320

Total investment income	23,107,791
Expenses
Management fees	8,162,396
Administration fees	34,448
Custodian and accounting fees	280,485
Distribution and service fees—Class B	741
Audit and tax services	55,272
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	35,806
Insurance	7,100
Miscellaneous	64,033

Total expenses	8,730,073
Less broker commission recapture	(2,611)

Net expenses	8,727,462

Net Investment Income	14,380,329

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	48,874,158
Foreign currency transactions	(67,478)

Net realized gain	48,806,680

Net change in unrealized appreciation on:
Investments	232,303,556
Foreign currency transactions	227,162

Net change in unrealized appreciation	232,530,718

Net realized and unrealized gain	281,337,398

Net Increase in Net Assets From Operations	$295,717,727

(a)	Net of foreign withholding taxes of $2,642,338.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,380,329	$14,870,894
Net realized gain (loss)	48,806,680	(67,146,285)
Net change in unrealized appreciation (depreciation)	232,530,718	(41,413,395)

Increase (decrease) in net assets from operations	295,717,727	(93,688,786)

From Distributions to Shareholders
Net investment income
Class A	(14,575,517)	(9,444,914)
Class B	(3,371)	(2,296)

Total distributions	(14,578,888)	(9,447,210)

Increase (decrease) in net assets from capital share transactions	(132,762,619)	83,258,267

Total increase (decrease) in net assets	148,376,220	(19,877,729)

Net Assets
Beginning of period	967,013,774	986,891,503

End of period	$1,115,389,994	$967,013,774

Undistributed net investment income
End of period	$16,782,214	$14,112,493

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,209,192	$11,117,171	8,666,274	$79,842,455
Reinvestments	1,437,428	14,575,517	1,049,435	9,444,914
Redemptions	(15,132,598)	(158,457,715)	(662,593)	(6,159,519)

Net increase (decrease)	(12,485,978)	$(132,765,027)	9,053,116	$83,127,850

Class B
Sales	4,063	$39,306	17,297	$156,994
Reinvestments	333	3,371	255	2,296
Redemptions	(3,782)	(40,269)	(3,107)	(28,873)

Net increase	614	$2,408	14,445	$130,417

Increase (decrease) derived from capital shares transactions		$(132,762,619)		$83,258,267

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014(a)
Net Asset Value, Beginning of Period	$8.66	$9.62	$10.04	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.13	0.14	0.09	0.06
Net realized and unrealized gain (loss) on investments	2.60	(1.01)	(0.43)	(0.02)

Total from investment operations	2.73	(0.87)	(0.34)	0.04

Less Distributions
Distributions from net investment income	(0.14)	(0.09)	(0.08)	0.00

Total distributions	(0.14)	(0.09)	(0.08)	0.00

Net Asset Value, End of Period	$11.25	$8.66	$9.62	$10.04

Total Return (%) (c)	31.64	(9.11)	(3.49)	0.40	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	0.80	0.81	0.83	(e)
Ratio of net investment income to average net assets (%)	1.32	1.52	0.86	0.86	(e)
Portfolio turnover rate (%)	46	80	49	33	(d)
Net assets, end of period (in millions)	$1,115.1	$966.8	$986.8	$974.8

	Class B
	Year Ended December 31,
	2017	2016	2015	2014(f)
Net Asset Value, Beginning of Period	$8.64	$9.61	$10.03	$10.15

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.11	0.12	0.05	(0.00	)(g)
Net realized and unrealized gain (loss) on investments	2.58	(1.01)	(0.39)	(0.12)

Total from investment operations	2.69	(0.89)	(0.34)	(0.12)

Less Distributions
Distributions from net investment income	(0.12)	(0.08)	(0.08)	0.00

Total distributions	(0.12)	(0.08)	(0.08)	0.00

Net Asset Value, End of Period	$11.21	$8.64	$9.61	$10.03

Total Return (%) (c)	31.22 (h)	(9.27)	(3.49)	(1.18	)(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.05	1.05	1.06	1.29	(e)
Ratio of net investment income (loss) to average net assets (%)	1.05	1.36	0.50	(0.04	)(e)
Portfolio turnover rate (%)	46	80	49	33	(d)
Net assets, end of period (in millions)	$0.3	$0.2	$0.1	$0.0	(i)

(a)	Commencement of operations of the Portfolio and Class A was April 29, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Commencement of operations of Class B was November 12, 2014.
(g)	Net investment loss was less than $0.01.
(h)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(i)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (“PFICs”), adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $19,003,412. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $16,319,000. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$483,247,098	$0	$612,873,733

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2017 were $8,162,396.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$935,135,925
Gross unrealized appreciation	208,100,017
Gross unrealized depreciation	(11,748,582)

Net unrealized appreciation (depreciation)	$196,351,435

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$14,578,888	$9,447,210	$—	$—	$14,578,888	$9,447,210

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$17,667,099	$—	$196,400,840	$(76,685,052)	$137,382,887

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2017, the Portfolio utilized capital loss carry forwards of $45,930,438.

At December 31, 2017, the Portfolio had short-term accumulated capital losses of $61,153,292 and long-term accumulated capital losses of $15,531,760.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Artisan International Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Artisan International Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Artisan International Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse/Artisan International Portfolio (formerly, Met/Artisan International Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and three-year and since-inception (beginning April 30, 2014) periods ended June 30, 2017. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three-year and since-inception periods ended June 30, 2017. In addition, the Board considered that the Portfolio outperformed its benchmark, the MSCI All Country World (ex.-U.S.) Index, for the one-year period ended October 31, 2017, and underperformed its benchmark for the three-year and since-inception periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A and B shares of the Brighthouse/Eaton Vance Floating Rate Portfolio returned 4.00% and 3.68%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned 4.12%.

MARKET ENVIRONMENT / CONDITIONS

During the period, the U.S. floating-rate loan market as measured by the broad-based S&P/LSTA Leveraged Loan Index returned 4.12%, composed of 4.81% in coupon income and -0.69% in market price return. Returns for the year generally met consensus expectations for the asset class, which for many investors included a range between 4.0%-4.5%. Low volatility, both on an absolute and relative basis, was a consistent theme throughout much of the year.

Looking at loan technicals, robust collateralized loan obligation formation was the biggest driver on the demand side of the ledger. Despite three Federal Reserve interest rate increases during the period, retail demand on the other hand, was generally muted. Strong retail inflows into the asset class early in calendar year 2017 gave way to redemptions in the second half of the year, working out to approximately $10 billion in positive net flows into U.S. loan funds and exchange-traded funds in 2017. On the supply side, the market continued to grow, with outstanding loans rising to a record $929 billion by the end of the period, up from approximately $880 billion at the start of the year.

With respect to fundamentals, the par-weighted default rate by principle edged up during the period from 1.58% at the beginning of the year to 2.05% as of the end of the period. Still, the default rate remained low from a historical perspective, entering 2018 below its long-term average. In the latest quarterly survey of buy-side managers, S&P/LCD reported a 2.2% consensus default rate expectation for year-end 2018, reflecting anticipation that defaults will remain low assuming a continuation of solid economic growth and a potential boost from the new tax reform.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Relative performance during the period reflected a combination of factors related to Portfolio positioning. For the period, the lower-quality segments generally outperformed the higher-quality segments. The lower-quality CCC and second-lien loan segments delivered returns of 10.73% and 8.20% respectively, significantly outpacing the 3.44% and 4.27% returns of the higher quality BB and B-rated segments. An overweight to BB loans and an underweight to CCC loans detracted from relative performance during the period. Favorable security selection results helped to mute the negative impact of the Portfolio’s positioning across quality segments during the period.

Looking at industry-level performance, all industry groups produced positive returns for the period, with the exception of three industries: 1.) Cosmetics/Toiletries, 2.) Retailers (ex-Food & Drug), and 3.) Home Furnishings. The Portfolio’s underweight to the Retailers (ex-Food & Drug) industry benefited relative performance. The Portfolio’s underweight to the Electronics/Electrical industry, which modestly outperformed the Index, represented a slight detractor from relative performance.

The cornerstones of the strategy’s investment philosophy are intense, internal credit research and broad diversification. The Portfolio held 438 issuer positions across 35 industries as of December 31, 2017. Important to note, we believe the optimal risk/return profile can be achieved predominately through interest income realized through investments of higher quality loans, rather than primarily seeking the capital gains associated with distressed loans. As of the end of the period, the Portfolio maintained a sizeable overweight position in BB loans versus the Index (36.7% vs. 31.5%) and minimal exposure to the distressed CCC loan category versus the Index (2.6% vs. 5.1%).

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 46 days on average as of December 31, 2017, resulting in a portfolio duration of approximately 0.13 years.

Scott H. Page

Craig P. Russ

Andrew N. Sveen

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[2]
Brighthouse/Eaton Vance Floating Rate Portfolio
Class A	4.00	3.54	4.02
Class B	3.68	3.28	3.76
S&P/LSTA Leveraged Loan Index	4.12	4.03	4.56

1 The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Leveraged Loan Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2 Inception date of the Class A and Class B shares is 4/30/2010. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Ten Largest Industries as of December 31, 2017 (Unaudited)

% of Net Assets
Software	6.7
Telecommunications	5.8
Media	5.7
Healthcare-Services	5.7
Commercial Services	4.7
Retail	4.3
Pharmaceuticals	4.1
Chemicals	4.0
Diversified Financial Services	3.9
Insurance	3.8

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A	Actual	0.68%	$1,000.00	$1,020.70	$3.46
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class B	Actual	0.93%	$1,000.00	$1,019.90	$4.73
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (a)—94.9% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.5%
J.D. Power & Associates 1st Lien Term Loan, 5.943%, 3M LIBOR + 4.250%, 09/07/23	964,865	$968,483
Red Ventures LLC 1st Lien Term Loan, 5.569%, 1M LIBOR + 4.000%, 11/08/24	1,147,125	1,148,415
Vestcom Parent Holdings, Inc. 1st Lien Term Loan, 5.569%, 1M LIBOR + 4.000%, 12/19/23	1,787,985	1,801,395

		3,918,293

Aerospace/Defense—1.8%
Accudyne Industries LLC Term Loan, 5.319%, 1M LIBOR + 3.750%, 08/16/24	673,313	678,258
Flying Fortress, Inc. Term Loan, 3.693%, 3M LIBOR + 2.000%, 10/30/22	2,729,167	2,747,930
TransDigm, Inc. Extended Term Loan F, 4.362%, 1M LIBOR + 2.750%, 06/09/23	5,028,218	5,042,895
Term Loan G, 4.665%, 3M LIBOR + 3.000%, 08/22/24	4,743,603	4,771,780
Wesco Aircraft Hardware Corp. Term Loan A, 4.570%, 1M LIBOR + 3.000%, 10/04/21	1,453,125	1,414,981

		14,655,844

Auto Components—1.1%
American Axle & Manufacturing, Inc. Term Loan B, 3.713%, 1M LIBOR + 2.250%, 04/06/24	2,930,375	2,940,631
CS Intermediate Holdco 2 LLC Term Loan B, 3.943%, 3M LIBOR + 2.250%, 11/02/23	1,297,097	1,305,691
Dayco Products LLC Term Loan B, 6.479%, 3M LIBOR + 5.000%, 05/19/23	995,000	1,006,194
Federal-Mogul Holdings Corp. Term Loan C, 5.252%, 1M LIBOR + 3.750%, 04/15/21	3,292,329	3,320,794
Visteon Corp. Term Loan, 3.413%, 3M LIBOR + 2.000%, 03/24/24	685,417	690,879

		9,264,189

Auto Manufacturers—0.3%
FCA U.S. LLC Term Loan B, 3.510%, 1M LIBOR + 2.000%, 12/31/18	2,460,873	2,469,179

Auto Parts & Equipment—0.8%
Belron S.A. Term Loan B, 3.892%, 3M LIBOR + 2.500%, 11/07/24	525,000	530,742
Dragon Merger Sub LLC 1st Lien Term Loan, 5.693%, 3M LIBOR + 4.000%, 07/24/24	798,000	806,977
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 3.500%, 1M LIBOR + 2.000%, 04/30/19	2,433,333	2,443,960
Horizon Global Corp. Term Loan B, 6.069%, 1M LIBOR + 4.500%, 06/30/21	371,838	375,092
TI Group Automotive Systems LLC Term Loan, 4.319%, 1M LIBOR + 2.750%, 06/30/22	1,356,329	1,366,078
Tower Automotive Holdings USA LLC Term Loan B, 4.188%, 1M LIBOR + 2.750%, 03/07/24	1,230,422	1,236,766

		6,759,615

Banks—0.1%
Freedom Mortgage Corp. 1st Lien Term Loan, 6.956%, 6M LIBOR + 5.500%, 02/23/22	1,058,547	1,075,086

Beverages—0.3%
Flavors Holdings, Inc. 1st Lien Term Loan, 7.443%, 3M LIBOR + 5.750%, 04/03/20	670,000	613,050
Jacobs Douwe Egberts International B.V. Term Loan B5, 3.688%, 3M LIBOR + 2.250%, 07/02/22	1,857,207	1,865,914
Refresco Group B.V. Term Loan B, 09/26/24 (b)	325,000	326,828

		2,805,792

Building Materials—1.1%
CPG International, Inc. Term Loan, 5.593%, 6M LIBOR + 3.750%, 05/03/24	1,931,371	1,944,044
Henry Co. LLC Term Loan B, 6.069%, 1M LIBOR + 4.500%, 10/05/23	297,000	300,094
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.319%, 1M LIBOR + 2.750%, 11/15/23	4,332,880	4,347,023
Summit Materials Cos. I LLC Term Loan B, 3.819%, 1M LIBOR + 2.250%, 11/11/24	1,600,000	1,611,000
Tank Holding Corp. Term Loan, 5.589%, 3M LIBOR + 4.250%, 03/16/22	637,704	640,494

		8,842,655

Capital Markets—1.8%
Armor Holding II LLC 1st Lien Term Loan, 6.200%, 3M LIBOR + 4.500%, 06/26/20	2,087,902	2,099,966
Corporate Capital Trust, Inc. Term Loan B, 5.000%, 3M LIBOR + 3.250%, 05/20/19	1,131,489	1,134,996
Donnelley Financial Solutions, Inc. Term Loan B, 4.552%, 1M LIBOR + 3.000%, 10/02/23	255,000	256,594
Greenhill & Co., Inc. 1st Lien Term Loan, 5.186%, 3M LIBOR + 3.750%, 10/12/22	975,000	981,094
Guggenheim Partners LLC Term Loan, 4.319%, 1M LIBOR + 2.750%, 07/21/23	5,844,198	5,846,635
NXT Capital, Inc. Term Loan, 5.070%, 1M LIBOR + 3.500%, 11/22/22	2,426,430	2,465,860
Salient Partners L.P. Term Loan, 9.853%, 3M LIBOR + 8.500%, 05/19/21	699,000	678,030
Sheridan Investment Partners II L.P. Term Loan A, 4.980%, 3M LIBOR + 3.500%, 12/16/20	98,112	85,684
Term Loan B, 4.980%, 3M LIBOR + 3.500%, 12/16/20	705,298	615,960
Term Loan M, 4.980%, 3M LIBOR + 3.500%, 12/16/20	36,590	31,956
Virtus Investment Partners, Inc. Term Loan, 4.861%, 1M LIBOR + 3.500%, 06/01/24	473,813	479,735

		14,676,510

Chemicals—4.0%
Alpha 3 B.V. Term Loan B1, 4.693%, 3M LIBOR + 3.000%, 01/31/24	522,375	526,374
Aruba Investments, Inc. Term Loan B, 4.943%, 3M LIBOR + 3.250%, 02/02/22	293,955	295,149

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Ashland, Inc. Term Loan B, 3.572%, 3M LIBOR + 2.000%, 05/17/24	522,375	$525,885
Axalta Coating Systems U.S. Holdings, Inc. Term Loan, 3.693%, 3M LIBOR + 2.000%, 06/01/24	3,332,000	3,349,796
Emerald Performance Materials LLC 1st Lien Term Loan, 5.069%, 1M LIBOR + 3.500%, 08/01/21	480,141	484,462
Ferro Corp. Term Loan B, 4.069%, 1M LIBOR + 2.500%, 02/14/24	397,000	399,854
Flint Group GmbH Term Loan C, 4.365%, 3M LIBOR + 3.000%, 09/07/21	137,250	120,551
Flint Group U.S. LLC 1st Lien Term Loan B2, 4.365%, 3M LIBOR + 3.000%, 09/07/21	830,250	729,236
Gemini HDPE LLC Term Loan B, 3.890%, 3M LIBOR + 2.500%, 08/07/24	1,898,971	1,910,840
HB Fuller Co. Term Loan B, 3.751%, 1M LIBOR + 2.250%, 10/20/24	1,920,188	1,929,255
Ineos U.S. Finance LLC Term Loan B, 3.569%, 1M LIBOR + 2.000%, 03/31/24	3,125,000	3,133,028
Kraton Polymers LLC Term Loan, 4.569%, 1M LIBOR + 3.000%, 01/06/22	1,185,935	1,199,722
MacDermid, Inc. Term Loan B6, 4.569%, 1M LIBOR + 3.000%, 06/07/23	2,781,500	2,800,375
Term Loan B7, 4.069%, 1M LIBOR + 2.500%, 06/07/20	281,213	283,111
Minerals Technologies, Inc. Term Loan B, 3.789%, 1M LIBOR + 2.250%, 02/14/24	923,558	934,140
Orion Engineered Carbons GmbH
Term Loan B, 4.193%, 3M LIBOR + 2.500%, 07/25/24	463,172	465,199
PolyOne Corp. Term Loan B3, 3.491%, 1M LIBOR + 2.000%, 11/11/22	957,965	965,749
PQ Corp. Term Loan, 4.630%, 3M LIBOR + 3.250%, 11/04/22	2,142,443	2,162,863
Sonneborn LLC Term Loan, 5.319%, 1M LIBOR + 3.750%, 12/10/20	349,959	349,521
Sonneborn Refined Products B.V. Term Loan, 5.319%, 1M LIBOR + 3.750%, 12/10/20	61,757	61,680
Tata Chemicals North America, Inc. Term Loan B, 4.500%, 3M LIBOR + 2.750%, 08/07/20	840,404	844,081
Trinseo Materials Operating SCA Term Loan, 4.069%, 1M LIBOR + 2.500%, 09/06/24	1,295,254	1,308,004
Tronox Blocked Borrower LLC Term Loan B, 4.693%, 3M LIBOR + 3.000%, 09/22/24	975,000	982,138
Tronox Finance LLC Term Loan B, 4.693%, 3M LIBOR + 3.000%, 09/22/24	2,250,000	2,266,472
Unifrax Corp. Term Loan B, 5.193%, 3M LIBOR + 3.500%, 04/04/24	522,378	527,276
Univar, Inc. Term Loan B, 4.069%, 1M LIBOR + 2.500%, 07/01/24	3,201,783	3,217,791
Venator Materials Corp. Term Loan B, 4.380%, 3M LIBOR + 3.000%, 08/08/24	847,875	853,970
Versum Materials, Inc. Term Loan, 3.693%, 3M LIBOR + 2.000%, 09/29/23	592,500	596,481

		33,223,003

Coal—0.3%
Charah LLC Term Loan, 7.712%, 3M LIBOR + 6.250%, 10/25/24	625,000	631,250
Murray Energy Corp. Term Loan B2, 8.943%, 3M LIBOR + 7.250%, 04/16/20	1,897,700	1,683,814

		2,315,064

Commercial Services—4.7%
Acosta Holdco, Inc. Term Loan, 4.819%, 1M LIBOR + 3.250%, 09/26/21	2,707,122	2,398,613
Albany Molecular Research, Inc. 1st Lien Term Loan, 4.819%, 1M LIBOR + 3.250%, 08/30/24	673,313	666,579
Avatar Purchaser, Inc. 1st Lien Term Loan, 5.241%, 1M LIBOR + 3.750%, 09/06/24	1,425,000	1,435,688
Brickman Group, Ltd. LLC 1st Lien Term Loan, 4.430%, 3M LIBOR + 3.000%, 12/18/20	848,706	854,364
Bright Horizons Family Solutions, Inc. Term Loan B, 3.569%, 1M LIBOR + 2.000%, 11/07/23	1,957,576	1,960,633
Cast & Crew Payroll LLC 1st Lien Term Loan B, 4.700%, 3M LIBOR + 3.000%, 09/27/24	970,692	979,793
Element Materials Technology Group U.S. Holdings, Inc. Term Loan B, 5.193%, 3M LIBOR + 3.500%, 06/28/24	350,000	352,334
Garda World Security Corp. Term Loan, 4.973%, 3M LIBOR + 3.500%, 05/24/24	1,853,493	1,865,078
Hertz Corp. (The) Term Loan B, 4.320%, 1M LIBOR + 2.750%, 06/30/23	1,007,063	1,006,224
IAP Worldwide Services, Inc. 2nd Lien Term Loan, 8.193%, 3M LIBOR + 6.500%, 07/18/19 (d) (e) (f)	331,177	268,684
Revolver, 1.394%, 07/18/18 (d) (e) (f) (g)	248,024	247,900
IPC Corp. Term Loan B, 5.890%, 3M LIBOR + 4.500%, 08/06/21	1,653,250	1,624,318
Jaguar Holding Co. II Term Loan, 4.384%, 3M LIBOR + 2.750%, 08/18/22	6,630,419	6,650,728
KAR Auction Services, Inc. Term Loan B4, 4.000%, 3M LIBOR + 2.250%, 03/11/21	2,983,722	3,001,749
LegalZoom.com, Inc. Term Loan B, 5.941%, 3M LIBOR + 4.500%, 11/21/24	700,000	698,250
Live Nation Entertainment, Inc. Term Loan B3, 3.875%, 1M LIBOR + 2.250%, 10/31/23	2,608,987	2,625,700
Merrill Communications LLC Term Loan, 6.630%, 3M LIBOR + 5.250%, 06/01/22	546,870	551,655
Monitronics International, Inc. Term Loan B2, 7.193%, 3M LIBOR + 5.500%, 09/30/22	3,077,980	3,058,742
Parexel International Corp. Term Loan B, 4.569%, 1M LIBOR + 3.000%, 09/27/24	2,468,813	2,483,213
Prime Security Services Borrower LLC 1st Lien Term Loan, 4.319%, 1M LIBOR + 2.750%, 05/02/22	2,998,135	3,023,031
Rent-A-Center, Inc. Term Loan B, 4.570%, 1M LIBOR + 3.000%, 03/19/21	118,708	118,186
ServiceMaster Co. Term Loan B, 4.069%, 1M LIBOR + 2.500%, 11/08/23	2,846,250	2,861,654
SGS Cayman L.P. Term Loan B, 7.068%, 3M LIBOR + 5.375%, 04/23/21	196,388	189,269

		38,922,385

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services & Supplies—0.1%
Clean Harbors, Inc. Term Loan B, 3.569%, 1M LIBOR + 2.000%, 06/27/24	273,625	$275,677
LSC Communications, Inc. Term Loan B, 7.069%, 1M LIBOR + 5.500%, 09/30/22	979,167	983,451

		1,259,128

Computers—1.4%
Avast Software B.V. Term Loan B, 4.443%, 3M LIBOR + 2.750%, 09/30/23	1,854,016	1,868,915
Exact Merger Sub LLC 1st Lien Term Loan, 5.943%, 3M LIBOR + 4.250%, 09/27/24	573,563	579,657
Harland Clarke Holdings Corp. Term Loan B7, 6.443%, 3M LIBOR + 4.750%, 11/01/23	978,236	983,825
MTS Systems Corp. Term Loan B, 4.690%, 1M LIBOR + 3.250%, 07/05/23	1,231,795	1,243,343
SkillSoft Corp. 1st Lien Term Loan, 6.319%, 1M LIBOR + 4.750%, 04/28/21	3,884,133	3,747,493
Tempo Acquisition LLC Term Loan, 4.569%, 1M LIBOR + 3.000%, 05/01/24	820,875	819,336
Western Digital Corp. Term Loan B3, 3.569%, 1M LIBOR + 2.000%, 04/29/23	2,644,947	2,658,721

		11,901,290

Construction Materials—0.2%
Fairmount Santrol, Inc. Term Loan B, 7.693%, 3M LIBOR + 6.000%, 11/01/22	1,675,000	1,688,261

Cosmetics/Personal Care—0.3%
Coty, Inc. Term Loan B, 3.872%, 1M LIBOR + 2.500%, 10/27/22	810,614	814,414
Galleria Co. Term Loan B, 4.375%, 1M LIBOR + 3.000%, 09/29/23	1,670,813	1,680,191

		2,494,605

Distribution/Wholesale—0.1%
Beacon Roofing Supply, Inc. Term Loan B, 08/23/24 (b)	550,000	552,308

Distributors—0.4%
American Builders & Contractors Supply Co., Inc. Term Loan B, 4.069%, 1M LIBOR + 2.500%, 10/31/23	3,478,737	3,498,486
PFS Holding Corp. 1st Lien Term Loan, 5.070%, 1M LIBOR + 3.500%, 01/31/21	240,625	171,446

		3,669,932

Diversified Consumer Services—0.3%
Coinamatic Canada, Inc. 1st Lien Term Loan, 4.819%, 1M LIBOR + 3.250%, 05/14/22	43,591	43,659
KUEHG Corp. 1st Lien Term Loan, 5.443%, 3M LIBOR + 3.750%, 08/13/22	2,043,172	2,053,388
WASH Multifamily Laundry Systems LLC 1st Lien Term Loan, 4.819%, 1M LIBOR + 3.250%, 05/14/22	248,908	249,297

		2,346,344

Diversified Financial Services—3.9%
AlixPartners LLP Term Loan B, 4.443%, 3M LIBOR + 2.750%, 04/04/24	2,856,049	2,875,091
Altisource Solutions S.a.r.l. Term Loan B, 5.069%, 1M LIBOR + 3.500%, 12/09/20	422,322	415,195
Aptean, Inc. 1st Lien Term Loan, 5.950%, 3M LIBOR + 4.250%, 12/20/22	2,265,438	2,286,205
Aretec Group, Inc. 2nd Lien Term Loan, 3.5345%, PIK + 4.500%, 05/23/21 (c)	2,534,498	2,537,666
Term Loan B1, 5.819%, 1M LIBOR + 4.250%, 11/23/20	1,497,455	1,504,943
Citco Funding LLC Term Loan, 4.569%, 1M LIBOR + 3.000%, 03/31/22	3,048,171	3,083,413
Clipper Acquisitions Corp. Term Loan B, 12/11/24 (b)	1,125,000	1,129,228
Delos Finance S.a.r.l. Term Loan B, 3.693%, 3M LIBOR + 2.000%, 10/06/23	2,675,000	2,699,840
Focus Financial Partners LLC 1st Lien Term Loan, 4.943%, 3M LIBOR + 3.250%, 07/03/24	2,044,875	2,064,046
GreenSky Holdings LLC Term Loan, 5.625%, 1M LIBOR + 4.000%, 08/26/24	1,546,125	1,555,788
GTCR Valor Cos., Inc. Term Loan B1, 5.943%, 3M LIBOR + 4.250%, 06/16/23	698,250	707,602
Harbourvest Partners LLC Term Loan, 3.859%, 3M LIBOR + 2.500%, 02/04/21	574,314	575,750
Lightstone Generation LLC Term Loan B, 6.069%, 1M LIBOR + 4.500%, 01/30/24	1,715,593	1,725,349
Term Loan C, 6.069%, 1M LIBOR + 4.500%, 01/30/24	108,935	109,555
LPL Holdings, Inc. 1st Lien Term Loan B, 3.810%, 6M LIBOR + 2.250%, 09/23/24	1,318,383	1,323,327
MIP Delaware LLC Term Loan B1, 4.693%, 3M LIBOR + 3.000%, 03/09/20	88,652	88,985
NFP Corp. Term Loan B, 5.069%, 1M LIBOR + 3.500%, 01/08/24	2,033,968	2,048,588
PGX Holdings, Inc. 1st Lien Term Loan, 6.820%, 1M LIBOR + 5.250%, 09/29/20	1,454,935	1,447,660
Walker & Dunlop, Inc. Term Loan B, 4.569%, 1M LIBOR + 3.000%, 12/11/20	664,893	674,035
Walter Investment Management Corp. Term Loan, 5.319%, 1M LIBOR + 3.750%, 12/18/20	3,514,630	3,368,186

		32,220,452

Electric—1.3%
Calpine Construction Finance Co. L.P. Term Loan B, 4.069%, 1M LIBOR + 2.500%, 01/15/25	1,261,821	1,262,609
Calpine Corp. Term Loan B5, 4.200%, 3M LIBOR + 2.500%, 01/15/24	4,126,743	4,131,901
Term Loan B8, 3.320%, 1M LIBOR + 1.750%, 12/31/19	446,625	447,183
Dayton Power & Light Co. (The) Term Loan B, 4.820%, 1M LIBOR + 3.250%, 08/24/22	544,500	547,393
Granite Acquisition, Inc. Term Loan B, 4.835%, 3M LIBOR + 3.500%, 12/19/21	2,423,942	2,447,747
Term Loan C, 5.193%, 3M LIBOR + 3.500%, 12/19/21	109,579	110,655
Invenergy Thermal Operating I LLC Term Loan B, 7.193%, 3M LIBOR + 5.500%, 10/19/22	390,183	370,674

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Longview Power LLC Term Loan B, 7.390%, 3M LIBOR + 6.000%, 04/13/21	1,243,125	$851,541
Talen Energy Supply LLC Term Loan B2, 5.569%, 1M LIBOR + 4.000%, 04/15/24	693,700	697,819

		10,867,522

Electrical Components & Equipment—0.5%
Electrical Components International, Inc. Term Loan B, 6.443%, 3M LIBOR + 4.750%, 05/28/21	1,280,844	1,292,051
Electro Rent Corp. 1st Lien Term Loan, 6.624%, 2M LIBOR + 5.000%, 01/19/24	1,188,000	1,204,335
Pelican Products, Inc. Term Loan, 5.943%, 3M LIBOR + 4.250%, 04/11/20	1,541,689	1,550,361

		4,046,747

Electronics—0.8%
EIG Investors Corp. Term Loan, 5.462%, 3M LIBOR + 4.000%, 02/09/23	4,115,594	4,148,519
Excelitas Technologies Corp. 1st Lien Term Loan, 5.161%, 6M LIBOR + 3.500%, 12/02/24	450,000	454,219
Global Appliance, Inc. Term Loan B, 5.570%, 1M LIBOR + 4.000%, 09/29/24	922,688	939,388
Vantiv LLC Term Loan B1, 03/31/25 (b)	250,000	251,328
Term Loan B4, 3.477%, 1M LIBOR + 2.000%, 08/07/24	925,000	931,295

		6,724,749

Energy Equipment & Services—0.3%
EnergySolutions LLC Term Loan, 6.450%, 3M LIBOR + 4.750%, 05/29/20	1,374,627	1,393,528
Seadrill Partners Finco LLC Term Loan B, 4.693%, 3M LIBOR + 3.000%, 02/21/21	1,035,500	825,441

		2,218,969

Energy-Alternate Sources—0.1%
Green Plains Renewable Energy, Inc. Term Loan B, 7.070%, 1M LIBOR + 5.500%, 08/18/23	947,625	957,101

Entertainment—1.4%
Amaya Holdings B.V. Term Loan B, 5.193%, 3M LIBOR + 3.500%, 08/01/21	4,759,781	4,792,209
CDS U.S. Intermediate Holdings, Inc. 1st Lien Term Loan, 5.443%, 3M LIBOR + 3.750%, 07/08/22	1,198,441	1,192,075
Cyan Blue Holdco 3, Ltd. Term Loan B, 5.193%, 3M LIBOR + 3.500%, 07/26/24	273,625	276,276
Gateway Casinos & Entertainment, Ltd. Term Loan B1, 5.443%, 3M LIBOR + 3.750%, 02/22/23	373,125	377,206
National CineMedia LLC Term Loan, 4.320%, 1M LIBOR + 2.750%, 11/26/19	500,000	501,875
SeaWorld Parks & Entertainment, Inc. Term Loan B5, 4.693%, 3M LIBOR + 3.000%, 03/31/24	2,361,550	2,336,130
Seminole Hard Rock Entertainment, Inc. Term Loan B, 4.443%, 3M LIBOR + 2.750%, 05/14/20	262,625	264,595

Entertainment—(Continued)
Sesac Holdco II LLC 1st Lien Term Loan, 4.803%, 1M LIBOR + 3.250%, 02/23/24	521,063	517,154
WMG Acquisition Corp. Term Loan E, 3.642%, 1M LIBOR + 2.250%, 11/01/23	1,795,999	1,800,240

		12,057,760

Environmental Control—0.8%
Advanced Disposal Services, Inc. Term Loan B3, 3.739%, 1W LIBOR + 2.250%, 11/10/23	3,454,489	3,468,676
Core & Main L.P. Term Loan B, 4.455%, 6M LIBOR + 3.000%, 08/01/24	725,000	730,437
Darling Ingredients, Inc. Term Loan B, 3.589%, 1M LIBOR + 2.000%, 12/18/24	634,256	642,977
GFL Environmental, Inc. Term Loan B, 4.443%, 3M LIBOR + 2.750%, 09/29/23	790,000	795,925
Robertshaw U.S. Holding Corp. 1st Lien Term Loan, 6.125%, 1M LIBOR + 4.500%, 08/10/24	423,938	427,647
Wrangler Buyer Corp. Term Loan B, 4.569%, 1M LIBOR + 3.000%, 09/27/24	500,000	503,840

		6,569,502

Food—3.0%
Agro Merchants NAI Holdings, LLC 1st Lien Term Loan B, 5.319%, 1M LIBOR + 3.750%, 11/16/24	350,000	353,500
Albertson’s LLC Term Loan B4, 4.319%, 1M LIBOR + 2.750%, 08/25/21	1,473,701	1,446,622
Term Loan B5, 4.675%, 3M LIBOR + 3.000%, 12/21/22	1,485,047	1,458,595
Term Loan B6, 4.462%, 3M LIBOR + 3.000%, 06/22/23	4,036,075	3,959,894
Aramark Services, Inc. Term Loan B1, 3.569%, 1M LIBOR + 2.000%, 03/11/25	875,000	881,016
Blue Buffalo Co., Ltd. Term Loan B, 3.569%, 1M LIBOR + 2.000%, 05/27/24	945,250	952,930
Del Monte Foods, Inc. 1st Lien Term Loan, 4.701%, 3M LIBOR + 3.250%, 02/18/21	1,471,440	1,184,509
Dole Food Co., Inc. Term Loan B, 4.240%, 1M LIBOR + 2.750%, 04/06/24	2,629,375	2,639,030
High Liner Foods, Inc. Term Loan B, 4.626%, 3M LIBOR + 3.250%, 04/24/21	781,451	789,265
JBS USA LLC Term Loan B, 4.100%, 3M LIBOR + 2.500%, 10/30/22	5,086,563	5,001,363
Nomad Foods Europe Midco, Ltd. Term Loan B2, 4.227%, 1M LIBOR + 2.750%, 05/15/24	1,187,552	1,190,768
NPC International, Inc. 1st Lien Term Loan, 5.052%, 1M LIBOR + 3.500%, 04/19/24	1,567,125	1,582,796
Pinnacle Foods Finance LLC Term Loan B, 3.372%, 1M LIBOR + 2.000%, 02/02/24	742,500	747,790
Post Holdings, Inc. Incremental Term Loan, 3.820%, 1M LIBOR + 2.250%, 05/24/24	1,567,125	1,574,307
Supervalu, Inc. Delayed Draw Term Loan, 5.069%, 1M LIBOR + 3.500%, 06/08/24	484,497	471,052
Term Loan B, 5.069%, 1M LIBOR + 3.500%, 06/08/24	807,495	785,087

		25,018,524

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Food Products—0.0%
American Seafoods Group LLC 1st Lien Term Loan, 4.793%, 3M LIBOR + 3.250%, 08/21/23	325,000	$329,062

Forest Products & Paper—0.1%
Expera Specialty Solutions LLC Term Loan B, 5.819%, 1M LIBOR + 4.250%, 11/03/23	987,500	994,906

Hand/Machine Tools—0.5%
Apex Tool Group LLC Term Loan B, 4.819%, 1M LIBOR + 3.250%, 01/31/20	1,795,298	1,793,614
Milacron LLC Amended Term Loan B, 4.319%, 1M LIBOR + 2.750%, 09/28/23	2,648,250	2,653,215

		4,446,829

Health Care Technology—0.1%
Press Ganey Holdings, Inc. 1st Lien Term Loan, 4.569%, 1M LIBOR + 3.000%, 10/23/23	717,750	721,787

Healthcare-Products—2.6%
Argon Medical Devices, Inc. 1st Lien Term Loan B, 10/11/24 (b)	350,000	352,844
Avantor, Inc. 1st Lien Term Loan, 5.511%, 3M LIBOR + 4.000%, 11/21/24	2,175,000	2,187,624
Carestream Dental Equiment, Inc. 1st Lien Term Loan, 4.943%, 3M LIBOR + 3.250%, 09/01/24	349,125	349,452
CeramTec Acquisition Corp. Term Loan B2, 4.229%, 3M LIBOR + 2.750%, 08/30/20	30,327	30,355
CHG Healthcare Services, Inc. 1st Lien Term Loan B, 4.476%, 1M LIBOR + 3.000%, 06/07/23	2,462,862	2,482,102
Convatec, Inc. Term Loan B, 3.943%, 3M LIBOR + 2.250%, 10/31/23	569,250	572,452
CryoLife, Inc. Term Loan B, 5.361%, 1M LIBOR + 4.000%, 11/14/24	475,000	475,594
DJO Finance LLC Term Loan, 4.701%, 3M LIBOR + 3.250%, 06/08/20	3,380,563	3,341,686
Faenza Acquisition GmbH Term Loan B1, 4.229%, 3M LIBOR + 2.750%, 08/30/20	236,214	236,436
Term Loan B3, 4.229%, 3M LIBOR + 2.750%, 08/30/20	72,334	72,402
Greatbatch, Ltd. 1st Lien Term Loan B, 4.660%, 1M LIBOR + 3.250%, 10/27/22	3,072,489	3,100,332
Kinetic Concepts, Inc. Term Loan B, 4.943%, 3M LIBOR + 3.250%, 02/02/24	2,537,250	2,529,955
Mallinckrodt International Finance S.A. Term Loan B, 4.443%, 3M LIBOR + 2.750%, 09/24/24	4,048,035	4,049,161
Medical Depot Holdings, Inc. 1st Lien Term Loan, 7.193%, 3M LIBOR + 5.500%, 01/03/23	682,500	631,722
New Millennium HoldCo, Inc. Term Loan, 8.069%, 1M LIBOR + 6.500%, 12/21/20	278,220	111,288
Sotera Health Holdings LLC Term Loan B, 4.569%, 1M LIBOR + 3.000%, 05/15/22	858,392	859,644

Healthcare-Products—(Continued)
Tecomet, Inc. Term Loan, 5.136%, 3M LIBOR + 3.500%, 05/01/24	746,250	754,645

		22,137,694

Healthcare-Services—5.7%
Acadia Healthcare Co., Inc. Term Loan B1, 4.319%, 1M LIBOR + 2.750%, 02/11/22	723,219	729,547
Term Loan B2, 4.142%, 1M LIBOR + 2.750%, 02/16/23	1,461,368	1,471,111
ADMI Corp. Term Loan B, 5.195%, 3M LIBOR + 3.750%, 04/30/22	955,486	965,638
Alliance Healthcare Services, Inc. Term Loan B, 5.880%, 3M LIBOR + 4.500%, 10/24/23	775,000	776,453
Ardent Legacy Acquisitions, Inc. Term Loan B, 7.069%, 3M LIBOR + 5.500%, 08/04/21	481,250	481,250
BioClinica, Inc. 1st Lien Term Loan, 5.625%, 3M LIBOR + 4.250%, 10/20/23	643,500	630,630
Community Health Systems, Inc. Term Loan G, 4.229%, 3M LIBOR + 2.750%, 12/31/19	2,635,949	2,558,884
Term Loan H, 4.479%, 3M LIBOR + 3.000%, 01/27/21	1,917,719	1,831,821
Concentra, Inc. 1st Lien Term Loan, 4.491%, 3M LIBOR + 3.000%, 06/01/22	476,731	481,493
CPI Holdco LLC 1st Lien Term Loan, 5.193%, 3M LIBOR + 3.500%, 03/21/24	645,126	649,965
Davis Vision, Inc. 1st Lien Term Loan B, 4.490%, 3M LIBOR + 3.000%, 11/01/24	425,000	429,250
DaVita HealthCare Partners, Inc. Term Loan B, 4.319%, 1M LIBOR + 2.750%, 06/24/21	3,088,000	3,115,406
Envision Healthcare Corp. Term Loan B, 4.570%, 1M LIBOR + 3.000%, 12/01/23	6,709,607	6,734,768
Equian LLC Term Loan B, 5.229%, 1M LIBOR + 3.750%, 05/20/24	398,000	402,477
GHX Ultimate Parent Corp. 1st Lien Term Loan, 4.693%, 3M LIBOR + 3.000%, 06/28/24	870,625	874,434
INC Research LLC Term Loan B, 3.819%, 1M LIBOR + 2.250%, 08/01/24	1,411,719	1,415,777
Kindred Healthcare, Inc. Term Loan, 4.875%, 3M LIBOR + 3.500%, 04/09/21	3,045,209	3,066,145
MMM Holdings, Inc. Term Loan, 10.324%, 3M LIBOR + 8.750%, 06/30/19	950,964	931,945
MPH Acquisition Holdings LLC Term Loan B, 4.693%, 3M LIBOR + 3.000%, 06/07/23	4,904,331	4,920,040
MSO of Puerto Rico, Inc. Term Loan, 10.324%, 3M LIBOR + 8.750%, 06/30/19	691,346	677,519
National Mentor Holdings, Inc. Term Loan B, 4.693%, 3M LIBOR + 3.000%, 01/31/21	1,038,324	1,046,976
Opal Acquisition, Inc. Term Loan B, 5.533%, 3M LIBOR + 4.000%, 11/27/20	1,682,225	1,582,693
Ortho-Clinical Diagnostics S.A. Term Loan B, 5.443%, 3M LIBOR + 3.750%, 06/30/21	3,265,744	3,277,735
PharMerica Corp. 1st Lien Term Loan, 4.903%, 3M LIBOR + 3.500%, 12/06/24	750,000	754,594
RadNet, Inc. Term Loan, 5.110%, 3M LIBOR + 3.750%, 06/30/23	1,530,743	1,542,223

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Select Medical Corp. Term Loan B, 4.851%, 3M LIBOR + 3.500%, 03/01/21	1,563,188	$1,582,240
Surgery Center Holdings, Inc. Term Loan B, 4.820%, 1M LIBOR + 3.250%, 09/02/24	922,688	913,845
Team Health Holdings, Inc. 1st Lien Term Loan, 4.319%, 1M LIBOR + 2.750%, 02/06/24	1,935,375	1,889,410
U.S. Anesthesia Partners, Inc. Term Loan, 4.819%, 1M LIBOR + 3.250%, 06/23/24	1,592,000	1,597,970

		47,332,239

Hotels, Restaurants & Leisure—1.0%
1011778 B.C. Unlimited Liability Co. Term Loan B3, 3.868%, 1M LIBOR + 2.250%, 02/16/24	6,665,499	6,672,791
Aristocrat Leisure, Ltd. Term Loan, 3.357%, 3M LIBOR + 2.000%, 09/19/24	1,150,000	1,154,492
Eldorado Resorts LLC Term Loan B, 3.769%, 1M LIBOR + 2.250%, 04/17/24	775,297	776,994

		8,604,277

Household Products/Wares—0.9%
KIK Custom Products, Inc. Term Loan B, 6.175%, 3M LIBOR + 4.500%, 08/26/22	1,402,096	1,414,949
Libbey Glass, Inc. Term Loan B, 4.432%, 1M LIBOR + 3.000%, 04/09/21	393,341	379,328
Prestige Brands, Inc. Term Loan B5, 4.319%, 1M LIBOR + 2.750%, 01/26/24	638,630	643,522
Spectrum Brands, Inc. Term Loan B, 3.490%, 2M LIBOR + 2.000%, 06/23/22	1,920,625	1,933,503
Spin Holdco, Inc. Term Loan B, 5.147%, 2M LIBOR + 3.750%, 11/14/22	3,051,026	3,076,197

		7,447,499

Industrial Conglomerates—0.3%
IG Investment Holdings LLC 1st Lien Term Loan, 5.193%, 3M LIBOR + 3.500%, 10/29/21	2,344,271	2,373,574

Insurance—3.8%
Alliant Holdings I, Inc. Term Loan B, 4.802%, 1M LIBOR + 3.250%, 08/12/22	2,344,991	2,359,920
AmWINS Group, Inc. Term Loan B, 4.279%, 1M LIBOR + 2.750%, 01/25/24	3,256,143	3,272,170
Asurion LLC 2nd Lien Term Loan, 7.569%, 1M LIBOR + 6.000%, 08/04/25	1,500,000	1,544,375
Term Loan B4, 4.319%, 1M LIBOR + 2.750%, 08/04/22	5,032,369	5,064,269
Term Loan B5, 4.569%, 1M LIBOR + 3.000%, 11/03/23	3,016,711	3,034,220
Camelot UK Holdco, Ltd. Term Loan, 4.819%, 1M LIBOR + 3.250%, 10/03/23	2,006,494	2,020,288
Cunningham Lindsey U.S., Inc. 1st Lien Term Loan, 5.443%, 3M LIBOR + 3.750%, 12/10/19	1,292,817	1,291,201
Hub International, Ltd. Term Loan B, 4.413%, 3M LIBOR + 3.000%, 10/02/20	3,772,089	3,793,314
Sedgwick Claims Management Services, Inc. 1st Lien Term Loan, 02/26/21 (b)	1,050,000	1,051,575

Insurance—(Continued)
UFC Holdings LLC 1st Lien Term Loan, 4.810%, 1M LIBOR + 3.250%, 08/18/23	1,980,000	1,992,529
USI, Inc. Term Loan, 4.693%, 3M LIBOR + 3.000%, 05/16/24	2,693,250	2,695,493
VF Holding Corp. Reprice Term Loan, 4.819%, 1M LIBOR + 3.250%, 06/30/23	3,735,275	3,766,207

		31,885,561

Internet—2.9%
Ancestry.com Operations, Inc. 1st Lien Term Loan, 4.660%, 1M LIBOR + 3.250%, 10/19/23	2,822,105	2,841,507
Ascend Learning LLC Term Loan B, 4.569%, 1M LIBOR + 3.000%, 07/12/24	1,396,500	1,406,625
Getty Images, Inc. Term Loan B, 5.193%, 1W LIBOR + 3.500%, 10/18/19	4,424,307	4,022,801
Go Daddy Operating Co. LLC Term Loan, 3.819%, 1M LIBOR + 2.250%, 02/15/24	5,093,873	5,114,391
Match Group, Inc. Term Loan B, 3.854%, 2M LIBOR + 2.500%, 11/16/22	481,250	485,160
SurveyMonkey, Inc. Term Loan, 6.200%, 3M LIBOR + 4.500%, 04/13/24	1,592,000	1,603,940
Tibco Software, Inc. Term Loan B, 5.070%, 1W LIBOR + 3.500%, 12/04/20	3,322,362	3,335,651
Uber Technologies Term Loan B, 5.552%, 1M LIBOR + 4.000%, 07/13/23	4,422,784	4,456,508
Vivid Seats, Ltd. 1st Lien Term Loan, 5.489%, 1W LIBOR + 4.000%, 06/30/24	970,125	970,125

		24,236,708

Internet Software & Services—0.6%
Answers Finance LLC 2nd Lien Term Loan, 9.000%, PRIME + 7.900%, 09/15/21	150,270	147,264
Extreme Reach, Inc. 1st Lien Term Loan, 7.950%, 3M LIBOR + 6.250%, 02/07/20	2,348,788	2,348,788
Sutherland Global Services, Inc. Term Loan B, 7.068%, 3M LIBOR + 5.375%, 04/23/21	843,674	813,091
Travelport Finance (Luxembourg) S.a.r.l. Term Loan, 4.166%, 3M LIBOR + 2.750%, 09/02/21	2,038,787	2,041,849

		5,350,992

Investment Company Securities—0.5%
FinCo I LLC Term Loan B, 2.750%, 1M LIBOR + 2.750%, 06/14/22	1,100,000	1,114,437
LSF9 Atlantis Holdings LLC Term Loan, 7.361%, 1M LIBOR + 6.000%, 05/01/23	2,031,207	2,026,129
TKC Holdings, Inc. 1st Lien Term Loan, 5.673%, 2M LIBOR + 4.250%, 02/01/23	967,688	976,457

		4,117,023

IT Services—0.0%
Global Payments, Inc. Term Loan B2, 3.569%, 1M LIBOR + 2.000%, 04/21/23	333,166	335,664

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Leisure Products—0.8%
Bombardier Recreational Products, Inc. Incremental Term Loan, 3.930%, 2M LIBOR + 2.500%, 06/30/23	4,306,500	$4,336,107
Sabre GLBL, Inc. Incremental Term Loan B, 3.819%, 1M LIBOR + 2.250%, 02/22/24	931,211	936,813
Steinway Musical Instruments, Inc. 1st Lien Term Loan, 5.130%, 3M LIBOR + 3.750%, 09/19/19	1,538,020	1,528,407

		6,801,327

Leisure Time—0.5%
ClubCorp Club Operations, Inc. Term Loan B, 4.943%, 3M LIBOR + 3.250%, 09/18/24	1,664,756	1,673,674
Delta 2 (LUX) S.a.r.l. Term Loan B3, 4.569%, 1M LIBOR + 3.000%, 02/01/24	675,000	679,711
Hayward Industries, Inc. 1st Lien Term Loan, 5.069%, 1M LIBOR + 3.500%, 08/05/24	423,938	425,792
SRAM LLC Incremental Term Loan, 4.686%, 2M LIBOR + 3.250%, 03/15/24	1,445,539	1,458,187

		4,237,364

Lodging—1.6%
Boyd Gaming Corp. Term Loan B3, 3.975%, 1W LIBOR + 2.500%, 09/15/23	902,148	908,280
CityCenter Holdings LLC Term Loan B, 4.069%, 1M LIBOR + 2.500%, 04/18/24	1,890,500	1,901,429
Cypress Intermediate Holdings III, Inc. 1st Lien Term Loan, 4.570%, 1M LIBOR + 3.000%, 04/27/24	1,218,875	1,222,811
Four Seasons Hotels, Ltd. 1st Lien Term Loan, 4.069%, 1M LIBOR + 2.500%, 11/30/23	891,000	897,311
Hilton Worldwide Finance LLC Term Loan B2, 3.552%, 1M LIBOR + 2.000%, 10/25/23	4,309,226	4,335,667
MGM Growth Properties Operating Partnership L.P. Term Loan B, 3.819%, 1M LIBOR + 2.250%, 04/25/23	1,866,750	1,876,418
Playa Resorts Holding B.V. Term Loan B, 4.620%, 3M LIBOR + 3.250%, 04/05/24	2,067,306	2,080,226
Tropicana Entertainment, Inc. Term Loan, 4.569%, 1M LIBOR + 3.000%, 11/27/20	184,000	185,495

		13,407,637

Machinery—0.7%
Allison Transmission, Inc. Term Loan B3, 3.570%, 1M LIBOR + 2.000%, 09/23/22	1,012,114	1,020,900
CPM Holdings, Inc. Term Loan B, 5.819%, 1M LIBOR + 4.250%, 04/11/22	1,258,588	1,278,253
Delachaux S.A. Term Loan B2, 5.193%, 3M LIBOR + 3.500%, 10/28/21	411,338	413,395
Dynacast International LLC Term Loan B, 4.943%, 3M LIBOR + 3.250%, 01/28/22	1,202,469	1,210,736
Global Brass & Copper, Inc. Term Loan B, 4.875%, 1M LIBOR + 3.250%, 07/18/23	814,688	822,834

Machinery—(Continued)
Paladin Brands Holding, Inc. Term Loan B, 7.193%, 1M LIBOR + 5.500%, 08/15/22	938,125	945,161

		5,691,279

Machinery-Diversified—1.0%
Clark Equipment Co. Term Loan B, 4.193%, 3M LIBOR + 2.500%, 05/18/24	1,951,070	1,963,670
Engineered Machinery Holdings, Inc. 1st Lien Delayed Draw Term Loan, 4.943%, 3M LIBOR + 3.250%, 07/19/24 (g)	106,416	106,615
1st Lien Term Loan, 4.943%, 3M LIBOR + 3.250%, 07/19/24	818,584	820,119
EWT Holdings III Corp. Term Loan, 4.693%, 3M LIBOR + 3.000%, 12/20/24	3,484,470	3,510,603
Gardner Denver, Inc. Term Loan B, 4.443%, 3M LIBOR + 2.750%, 07/30/24	1,221,938	1,226,905
Welbilt, Inc. Term Loan B, 4.319%, 1M LIBOR + 2.750%, 03/03/23	835,897	845,824

		8,473,736

Marine—0.2%
Stena International S.a.r.l. Term Loan B, 4.700%, 3M LIBOR + 3.000%, 03/03/21	1,636,250	1,525,803

Media—5.7%
ALM Media Holdings, Inc. 1st Lien Term Loan, 6.193%, 3M LIBOR + 4.500%, 07/31/20	390,469	341,660
AMC Entertainment, Inc. Term Loan, 3.727%, 1M LIBOR + 2.250%, 12/15/22	2,058,000	2,069,208
Term Loan B, 3.727%, 1M LIBOR + 2.250%, 12/15/23	521,063	522,365
Atlantic Broadband Finance LLC Term Loan B, 3.850%, 3M LIBOR + 2.500%, 11/30/19	696,015	696,885
CBS Radio, Inc. Term Loan B, 4.172%, 3M LIBOR + 2.750%, 11/17/24	1,954,198	1,967,633
Charter Communications Operating LLC Term Loan B, 04/30/25 (b)	3,425,000	3,431,422
Crossmark Holdings, Inc. 1st Lien Term Loan, 5.193%, 3M LIBOR + 3.500%, 12/20/19	1,403,518	671,934
Cumulus Media Holdings, Inc. Term Loan, 4.820%, 1M LIBOR + 3.250%, 12/23/20	4,197,113	3,625,256
Entravision Communications Corp. Term Loan B, 4.319%, 1M LIBOR + 2.750%, 11/29/24	1,022,438	1,026,911
EW Scripps Co. (The) Term Loan B, 3.819%, 1M LIBOR + 2.250%, 10/02/24	349,125	351,089
Global Eagle Entertainment, Inc. 1st Lien Term Loan, 8.956%, 3M LIBOR + 7.500%, 01/06/23	1,103,906	1,101,607
Gray Television, Inc. Term Loan B, 3.611%, 1M LIBOR + 2.250%, 02/07/24	1,569,349	1,580,839
Hubbard Radio LLC Term Loan B, 4.820%, 1M LIBOR + 3.250%, 05/27/22	507,500	508,980
iHeartCommunications, Inc. Extended Term Loan E, 9.193%, 3M LIBOR + 7.500%, 07/30/19	425,533	320,036
Term Loan D, 8.443%, 3M LIBOR + 6.750%, 01/30/19	1,323,104	998,392
Information Resources, Inc. 1st Lien Term Loan, 5.617%, 3M LIBOR + 4.250%, 01/18/24	1,786,500	1,797,387

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Kasima LLC Term Loan B, 4.167%, 3M LIBOR + 2.500%, 05/17/21	272,426	$275,378
Mediacom Illinois LLC Term Loan K, 3.740%, 1W LIBOR + 2.250%, 02/15/24	460,830	462,846
Mission Broadcasting, Inc. Term Loan B2, 3.861%, 1M LIBOR + 2.500%, 01/17/24	291,620	292,896
Nexstar Broadcasting, Inc. Term Loan B2, 3.861%, 1M LIBOR + 2.500%, 01/17/24	2,310,030	2,320,136
Numericable Group S.A. Term Loan B11, 4.130%, 3M LIBOR + 2.750%, 07/31/25	1,791,000	1,717,121
ProQuest LLC Term Loan B, 5.319%, 1M LIBOR + 3.750%, 10/24/21	1,636,674	1,661,224
Raycom TV Broadcasting LLC Term Loan B, 4.319%, 1M LIBOR + 2.750%, 08/23/24	1,022,438	1,032,662
Sinclair Television Group, Inc. Term Loan B, 1M LIBOR + 2.250%, 05/10/24 (b)	2,850,000	2,850,872
Term Loan B2, 3.820%, 1M LIBOR + 2.250%, 01/03/24	2,113,514	2,116,673
Unitymedia Finance LLC Term Loan D, 01/15/26 (b)	925,000	924,614
Univision Communications, Inc. Term Loan C5, 4.319%, 1M LIBOR + 2.750%, 03/15/24	7,360,863	7,347,517
Ziggo Secured Finance Partnership Term Loan E, 3.977%, 1M LIBOR + 2.500%, 04/15/25	5,475,000	5,439,314

		47,452,857

Metal Fabricate/Hardware—1.1%
Ameriforge Group, Inc. Term Loan, 5.4367%, PIK + 1.000%, 06/08/22 (d) (e) (f)	762,039	817,135
Penn Engineering & Manufacturing Corp. Term Loan B, 4.100%, 1M LIBOR + 2.750%, 06/27/24	248,750	249,994
Rexnord LLC Term Loan B, 3.802%, 1M LIBOR + 2.250%, 08/21/24	2,928,863	2,942,722
WireCo WorldGroup, Inc. 1st Lien Term Loan, 6.979%, 3M LIBOR + 5.500%, 09/30/23	567,813	571,006
Zekelman Industries, Inc. Term Loan B, 4.408%, 3M LIBOR + 2.750%, 06/14/21	4,883,572	4,918,978

		9,499,835

Mining—0.1%
Neenah Foundry Co. Term Loan, 12/08/22 (b)	775,000	771,126
New Day Aluminum LLC First Out Term Loan, 5.000%, 1M LIBOR + 4.000%, 10/28/20 (d) (e) (f)	29,428	17,657
Noranda Aluminum Acquisition Corp. Term Loan B, 02/28/19 (d) (e) (f) (h)	458,101	62,531

		851,314

Miscellaneous Manufacturing—1.1%
Filtration Group Corp. 1st Lien Term Loan, 4.380%, 3M LIBOR + 3.000%, 11/21/20	1,349,817	1,363,677
Gates Global LLC Term Loan B, 4.693%, 3M LIBOR + 3.000%, 04/01/24	3,847,141	3,871,485
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan, 4.819%, 1M LIBOR + 3.250%, 06/30/21	2,740,984	2,758,877

Miscellaneous Manufacturing—(Continued)
Werner FinCo L.P. Term Loan, 5.361%, 1M LIBOR + 4.000%, 07/24/24	1,400,000	1,407,000

		9,401,039

Multi-Utilities—0.1%
Lonestar Generation LLC Term Loan B, 5.819%, 1M LIBOR + 4.250%, 02/22/21	532,057	528,066

Office/Business Equipment—0.6%
Brand Energy & Infrastructure Services, Inc. Term Loan, 5.615%, 3M LIBOR + 4.250%, 06/21/24	497,500	500,022
CDW LLC Term Loan B, 3.700%, 3M LIBOR + 2.000%, 08/17/23	4,154,430	4,188,966

		4,688,988

Oil & Gas—2.6%
Apro LLC Term Loan B, 5.350%, 2M LIBOR + 4.000%, 08/08/24	244,792	246,016
Aquilex Holdings LLC 1st Lien Term Loan, 5.710%, 3M LIBOR + 4.250%, 10/03/24	1,675,000	1,675,000
BCP Raptor LLC Term Loan B, 5.729%, 3M LIBOR + 4.250%, 06/24/24	671,625	675,962
Bronco Midstream Funding LLC Term Loan B, 5.436%, 3M LIBOR + 4.000%, 08/15/20	1,957,814	1,984,734
CITGO Holding, Inc. Term Loan B, 9.835%, 3M LIBOR + 8.500%, 05/12/18	650,787	655,465
Citgo Petroleum Corp. Term Loan B, 4.835%, 3M LIBOR + 3.500%, 07/29/21	2,404,397	2,377,347
Crestwood Holdings LLC Term Loan B1, 9.436%, 3M LIBOR + 8.000%, 06/19/19	1,334,072	1,340,742
Emerald Expositions Holding, Inc. Term Loan B, 4.425%, 3M LIBOR + 2.750%, 05/22/24	1,069,625	1,077,201
Fieldwood Energy LLC 1st Lien Last Out Term Loan, 8.818%, 3M LIBOR + 7.125%, 09/30/20	297,370	209,646
1st Lien Term Loan, 4.568%, 3M LIBOR + 2.875%, 09/28/18	1,051,437	1,022,522
1st Lien Term Loan, 8.693%, 3M LIBOR + 7.000%, 08/31/20	225,000	205,594
2nd Lien Term Loan, 8.818%, 3M LIBOR + 7.125%, 09/30/20	377,630	139,723
Medallion Midland Acquisition LLC 1st Lien Term Loan, 4.819%, 1M LIBOR + 3.250%, 10/30/24	600,000	601,500
MEG Energy Corp. Term Loan B, 5.200%, 3M LIBOR + 3.500%, 12/31/23	5,423,323	5,437,304
Oxbow Carbon LLC 1st Lien Term Loan, 12/14/22 (b)	625,000	630,078
Term Loan B, 7.000%, PRIME + 2.500%, 01/19/20	625,625	626,407
Paragon Offshore Finance Co. Takeback Term Loan B, 3.677%, PIK + 5.000%, 07/18/22 (c)	52,766	44,720
Term Loan B, 07/18/21 (d) (e) (f)	6,866	0
Sheridan Production Partners I LLC Term Loan B2, 5.010%, 3M LIBOR + 3.500%, 10/01/19	1,049,274	884,013
Term Loan B2 I-A, 5.010%, 3M LIBOR + 3.500%, 10/01/19	139,037	117,139
Term Loan B2 I-M, 5.010%, 3M LIBOR + 3.500%, 10/01/19	84,925	71,549
Southcross Energy Partners L.P. 1st Lien Term Loan, 5.943%, 3M LIBOR + 4.250%, 08/04/21	481,552	470,717

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Ultra Resources, Inc. 1st Lien Term Loan, 4.413%, 3M LIBOR + 3.000%, 04/12/24	1,375,000	$1,376,290

		21,869,669

Oil & Gas Services—0.0%
Thermon Industries, Inc. Term Loan B, 5.125%, 1M LIBOR + 3.750%, 10/24/24	350,000	353,062

Packaging & Containers—2.8%
Berry Plastics Group, Inc. Term Loan M, 3.765%, 1M LIBOR + 2.250%, 10/01/22	818,346	822,437
BWAY Holding Co. Term Loan B, 4.599%, 3M LIBOR + 3.250%, 04/03/24	1,940,250	1,950,861
Consolidated Container Co. LLC 1st Lien Term Loan, 5.069%, 1M LIBOR + 3.500%, 05/22/24	872,813	878,449
Flex Acquisition Co., Inc. 1st Lien Term Loan, 4.335%, 3M LIBOR + 3.000%, 12/29/23	4,705,116	4,736,485
Multi Color Corp. Term Loan B, 3.819%, 1M LIBOR + 2.250%, 10/31/24	325,000	327,438
Reynolds Group Holdings, Inc. Term Loan, 4.319%, 1M LIBOR + 2.750%, 02/05/23	8,528,383	8,579,766
Ring Container Technologies Group LLC 1st Lien Term Loan, 4.319%, 1M LIBOR + 2.750%, 10/31/24	675,000	677,109
SIG Combibloc U.S. Acquisition, Inc. Term Loan, 4.569%, 1M LIBOR + 3.000%, 03/13/22	2,926,946	2,944,327
Signode Industrial Group U.S., Inc. Term Loan B, 4.379%, 3M LIBOR + 2.750%, 05/04/21	975,000	979,875
Tekni-Plex, Inc. Term Loan B1, 4.673%, 2M LIBOR + 3.250%, 10/17/24	1,275,000	1,283,367

		23,180,114

Pharmaceuticals—4.1%
Akorn, Inc. Term Loan B, 5.875%, 1M LIBOR + 4.250%, 04/16/21	895,627	900,105
Alkermes, Inc. Term Loan B, 4.280%, 3M LIBOR + 2.750%, 09/25/21	356,203	358,875
Amneal Pharmaceuticals LLC Term Loan, 5.193%, 3M LIBOR + 3.500%, 11/01/19	4,398,721	4,425,298
Arbor Pharmaceuticals, Inc. Term Loan B, 6.693%, 3M LIBOR + 5.000%, 07/05/23	2,524,843	2,551,669
Auris Luxembourg III S.a.r.l. Term Loan B7, 4.693%, 3M LIBOR + 3.000%, 01/17/22	1,714,270	1,731,413
Change Healthcare Holdings, Inc. Term Loan B, 4.319%, 1M LIBOR + 2.750%, 03/01/24	7,245,250	7,265,059
Diplomat Pharmacy, Inc. Term Loan B, 8.000%, PRIME + 3.500%, 12/12/24	550,000	555,844
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 5.875%, 1M LIBOR + 4.250%, 04/29/24	4,502,375	4,536,543
Genoa a QoL Healthcare Co. LLC 1st Lien Term Loan, 4.819%, 1M LIBOR + 3.250%, 10/28/23	567,834	571,856
Grifols Worldwide Operations USA, Inc. Term Loan, 3.739%, 1W LIBOR + 2.250%, 01/31/25	3,225,625	3,236,882
HLF Financing S.a.r.l. Term Loan B, 7.069%, 1M LIBOR + 5.500%, 02/15/23	1,368,438	1,369,293

Pharmaceuticals—(Continued)
Horizon Pharma, Inc. 1st Lien Term Loan, 4.750%, 1M LIBOR + 3.250%, 03/29/24	1,663,511	1,672,522
Indivior Finance S.a.r.l. Term Loan B, 6.110%, 3M LIBOR + 4.500%, 12/18/22	825,000	829,125
Valeant Pharmaceuticals International, Inc. Term Loan B, 4.940%, 1M LIBOR + 3.500%, 04/01/22	3,814,002	3,875,297

		33,879,781

Professional Services—0.2%
Trans Union LLC Term Loan B3, 3.569%, 1M LIBOR + 2.000%, 04/10/23	1,480,966	1,488,648

Real Estate—1.4%
Americold Realty Operating Partnership L.P. Term Loan B, 5.319%, 1M LIBOR + 3.750%, 12/01/22	407,740	412,327
DTZ U.S. Borrower LLC 1st Lien Term Loan, 4.708%, 3M LIBOR + 3.250%, 11/04/21	4,339,456	4,288,702
RE/MAX International, Inc. Term Loan B, 4.443%, 3M LIBOR + 2.750%, 12/15/23	1,900,495	1,892,132
Realogy Corp. Term Loan B, 3.819%, 1M LIBOR + 2.250%, 07/20/22	2,560,970	2,575,775
RHP Hotel Properties L.P. Term Loan B, 3.670%, 3M LIBOR + 2.250%, 05/11/24	2,292,241	2,308,000

		11,476,936

Real Estate Investment Trusts—0.7%
ESH Hospitality, Inc. Term Loan B, 3.819%, 1M LIBOR + 2.250%, 08/30/23	1,608,243	1,614,776
Quality Care Properties, Inc. 1st Lien Term Loan, 6.819%, 1M LIBOR + 5.250%, 10/31/22	2,499,750	2,509,124
VICI Properties 1 LLC Term Loan B, 3.785%, 3M LIBOR + 2.250%, 12/20/24	2,150,000	2,153,808

		6,277,708

Retail—4.3%
Alphabet Holding Co., Inc. 1st Lien Term Loan, 5.069%, 1M LIBOR + 3.500%, 09/26/24	2,244,375	2,182,655
Ascena Retail Group, Inc. Term Loan B, 6.125%, 1M LIBOR + 4.500%, 08/21/22	2,514,923	2,096,817
Bass Pro Group LLC Term Loan B, 6.569%, 1M LIBOR + 5.000%, 09/25/24	1,221,938	1,218,310
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 4.953%, 2M LIBOR + 3.500%, 02/03/24	920,375	906,831
David’s Bridal, Inc. Term Loan B, 5.700%, 3M LIBOR + 4.000%, 10/11/19	1,612,459	1,412,514
Evergreen Acqco 1 L.P. Term Loan, 5.113%, 3M LIBOR + 3.750%, 07/09/19	1,445,881	1,364,550
General Nutrition Centers, Inc. Term Loan, 4.070%, 1M LIBOR + 2.500%, 03/04/19	1,315,033	1,120,239
Golden Nugget, Inc. Incremental Term Loan, 4.770%, 2M LIBOR + 3.250%, 10/04/23	3,670,645	3,702,437
Harbor Freight Tools USA, Inc. Term Loan B, 4.819%, 1M LIBOR + 3.250%, 08/18/23	1,117,938	1,126,759

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
J. Crew Group, Inc. Term Loan B, 4.617%, 3M LIBOR + 3.000%, 03/05/21 (d) (e) (f)	3,133,631	$1,678,999
Men’s Wearhouse, Inc. (The) Term Loan B, 4.887%, 1M LIBOR + 3.500%, 06/18/21	866,141	865,594
Michaels Stores, Inc. Term Loan B1, 4.288%, 1M LIBOR + 2.750%, 01/30/23	1,685,001	1,687,810
Neiman Marcus Group, Ltd. LLC Term Loan, 4.642%, 1M LIBOR + 3.250%, 10/25/20	1,974,652	1,617,240
Party City Holdings, Inc. Term Loan, 4.456%, 3M LIBOR + 3.000%, 08/19/22	2,440,478	2,452,512
PetSmart, Inc. Term Loan B2, 4.570%, 1M LIBOR + 3.000%, 03/11/22	3,410,482	2,748,637
Pier 1 Imports (U.S.), Inc. Term Loan B, 5.193%, 3M LIBOR + 3.500%, 04/30/21	1,481,372	1,407,304
Pizza Hut Holdings LLC 1st Lien Term Loan B, 3.491%, 1M LIBOR + 2.000%, 06/16/23	962,849	969,669
Rite Aid Corp. 2nd Lien Term Loan, 6.240%, 1W LIBOR + 4.750%, 08/21/20	450,000	451,969
Sage Automotive Interiors, Inc. 1st Lien Term Loan, 6.569%, 1M LIBOR + 5.000%, 10/27/22	693,000	697,331
Serta Simmons Bedding LLC 1st Lien Term Loan, 4.849%, 3M LIBOR + 3.500%, 11/08/23	4,218,125	3,880,675
Toys “R” Us Property Co. I LLC Term Loan B, 6.569%, 1M LIBOR + 5.000%, 08/21/19	3,008,521	2,722,711

		36,311,563

Semiconductors—0.8%
Bright Bidco B.V. Term Loan B, 6.172%, 3M LIBOR + 4.500%, 06/30/24	1,766,125	1,780,107
Cypress Semiconductor Corp. Term Loan B, 4.260%, 1M LIBOR + 2.750%, 07/05/21	1,007,813	1,017,418
Entegris, Inc. Term Loan B, 3.819%, 1M LIBOR + 2.250%, 04/30/21	152,764	153,623
Lattice Semiconductor Corp. Term Loan, 5.653%, 1M LIBOR + 4.250%, 03/10/21	1,818,837	1,841,572
M/A-COM Technology Solutions Holdings, Inc. Add on Term Loan, 3.802%, 3M LIBOR + 2.250%, 05/17/24	1,153,159	1,152,920
Microsemi Corp. 1st Lien Term Loan B, 3.383%, 2M LIBOR + 2.000%, 01/15/23	346,710	348,516

		6,294,156

Software—6.7%
Almonde, Inc. 1st Lien Term Loan, 4.979%, 3M LIBOR + 3.500%, 06/13/24	2,468,813	2,478,591
Applied Systems, Inc. 1st Lien Term Loan, 4.943%, 3M LIBOR + 3.250%, 09/19/24	2,119,688	2,144,270
Campaign Monitor Finance Pty, Ltd. 1st Lien Term Loan, 6.943%, 3M LIBOR + 5.250%, 03/18/21 (d) (e) (f)	705,609	687,616
DigiCert, Inc. Term Loan B1, 6.130%, 3M LIBOR + 4.750%, 10/31/24	900,000	912,713

Software—(Continued)
Eze Castle Software, Inc. 1st Lien Term Loan, 4.638%, 3M LIBOR + 3.000%, 04/06/20	2,558,831	2,573,756
First Data Corp. Term Loan, 3.802%, 1M LIBOR + 2.250%, 07/08/22	2,405,003	2,409,178
Term Loan, 3.802%, 1M LIBOR + 2.250%, 04/26/24	1,845,862	1,849,159
Hyland Software, Inc. 1st Lien Term Loan, 4.819%, 1M LIBOR + 3.250%, 07/01/22	3,168,213	3,192,963
Infoblox, Inc. 1st Lien Term Loan, 6.569%, 1M LIBOR + 5.000%, 11/07/23	1,567,125	1,577,899
Infor (U.S.), Inc. Term Loan B6, 4.443%, 3M LIBOR + 2.750%, 02/01/22	7,745,583	7,774,629
Informatica Corp. Term Loan, 5.193%, 3M LIBOR + 3.500%, 08/05/22	4,702,135	4,721,028
ION Trading Technologies S.a.r.l. Term Loan B, 4.319%, 1M LIBOR + 2.750%, 11/30/24	2,200,000	2,202,750
Kronos, Inc. Term Loan B, 4.903%, 3M LIBOR + 3.500%, 11/01/23	5,519,355	5,562,328
MA FinanceCo. LLC Term Loan B2, 4.069%, 1M LIBOR + 2.500%, 11/19/21	1,901,085	1,903,666
Term Loan B3, 4.319%, 1M LIBOR + 2.750%, 06/21/24	457,873	459,704
Mitel Networks Corp. 1st Lien Term Loan B, 5.130%, 3M LIBOR + 3.750%, 09/25/23	423,938	428,707
Navicure, Inc. 1st Lien Term Loan B, 5.111%, 1M LIBOR + 3.750%, 10/03/24	600,000	600,000
Quintiles IMS, Inc. Term Loan B, 3.693%, 3M LIBOR + 2.000%, 03/07/24	1,802,580	1,813,001
Term Loan B2, 3.693%, 3M LIBOR + 2.000%, 01/17/25	1,047,375	1,053,103
Renaissance Learning, Inc. 1st Lien Term Loan, 5.443%, 3M LIBOR + 3.750%, 04/09/21	1,729,805	1,743,499
Rocket Software, Inc. 1st Lien Term Loan, 5.943%, 3M LIBOR + 4.250%, 10/14/23	1,110,938	1,124,593
Seattle Spinco, Inc. Term Loan B3, 4.319%, 1M LIBOR + 2.750%, 06/21/24	3,092,127	3,104,057
SS&C Technologies, Inc. Term Loan B1, 3.819%, 1M LIBOR + 2.250%, 07/08/22	1,443,328	1,453,928
Term Loan B2, 3.819%, 1M LIBOR + 2.250%, 07/08/22	27,107	27,310
Syncsort, Inc. Term Loan B, 6.693%, 3M LIBOR + 5.000%, 08/09/24	1,396,500	1,366,389
Veritas Bermuda, Ltd. Term Loan B, 6.193%, 3M LIBOR + 4.500%, 01/27/23	2,192,374	2,201,279
Wall Street Systems Delaware, Inc. Term Loan B, 4.569%, 1M LIBOR + 3.000%, 11/21/24	725,000	727,266

		56,093,382

Telecommunications—5.8%
CenturyLink, Inc. Term Loan B, 4.319%, 1M LIBOR + 2.750%, 01/31/25	4,850,000	4,688,044
Colorado Buyer, Inc. Term Loan B, 4.380%, 3M LIBOR + 3.000%, 05/01/24	1,517,375	1,529,135
CommScope, Inc. Term Loan B5, 3.383%, 3M LIBOR + 2.000%, 12/29/22	673,550	678,321
Consolidated Communications, Inc. Term Loan B, 4.570%, 1M LIBOR + 3.000%, 10/04/23	1,018,178	1,004,560

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
CPI International, Inc. 1st Lien Term Loan, 5.069%, 1M LIBOR + 3.500%, 07/26/24	623,438	$628,373
CSC Holdings LLC 1st Lien Term Loan, 3.741%, 1M LIBOR + 2.250%, 07/17/25	2,448,633	2,441,899
Digicel International Finance, Ltd. Term Loan B, 5.310%, 1M LIBOR + 3.750%, 05/28/24	1,521,188	1,529,364
Frontier Communications Corp. Term Loan B1, 5.320%, 1M LIBOR + 3.750%, 06/15/24	1,815,875	1,756,178
Intelsat Jackson Holdings S.A. Term Loan B2, 4.212%, 3M LIBOR + 2.750%, 06/30/19	3,558,608	3,574,177
Term Loan B4, 01/14/24 (b)	1,600,000	1,624,000
Level 3 Financing, Inc. Term Loan B, 3.696%, 3M LIBOR + 2.250%, 02/22/24	2,550,000	2,553,187
MCC Iowa LLC Term Loan M, 3.490%, 1W LIBOR + 2.000%, 01/15/25	907,351	911,037
Onvoy LLC 1st Lien Term Loan B, 6.193%, 3M LIBOR + 4.500%, 02/10/24	868,935	751,629
Radiate Holdco LLC 1st Lien Term Loan, 4.569%, 1M LIBOR + 3.000%, 02/01/24	669,938	665,750
1st Lien Term Loan B, 02/01/24 (b)	1,125,000	1,116,764
Sprint Communications, Inc. 1st Lien Term Loan B, 4.125%, 1M LIBOR + 2.500%, 02/02/24	3,275,250	3,277,638
Switch, Ltd. Term Loan B, 3.814%, 3M LIBOR + 2.250%, 06/27/24	223,875	224,714
Syniverse Holdings, Inc. Term Loan, 4.569%, 1M LIBOR + 3.000%, 04/23/19	1,709,691	1,683,333
Term Loan B, 4.569%, 1M LIBOR + 3.000%, 04/23/19	1,847,521	1,819,038
Telenet International Finance S.a.r.l. Term Loan AL, 3.918%, 1M LIBOR + 2.500%, 03/02/26	1,750,000	1,757,656
Telesat Canada Term Loan B4, 4.700%, 3M LIBOR + 3.000%, 11/17/23	4,567,303	4,596,561
UPC Financing Partnership Term Loan AR, 3.977%, 1M LIBOR + 2.500%, 01/15/26	2,300,000	2,301,654
Virgin Media Bristol LLC Term Loan, 3.977%, 1M LIBOR + 2.500%, 01/15/26	6,450,000	6,458,062
West Corp. Term Loan, 5.350%, 1M LIBOR + 4.000%, 10/10/24	1,050,000	1,055,177

		48,626,251

Thrifts & Mortgage Finance—0.0%
Ocwen Financial Corp. Term Loan B, 6.460%, 1M LIBOR + 5.000%, 12/05/20	333,862	335,949

Trading Companies & Distributors—0.1%
DXP Enterprises, Inc. Term Loan B, 7.069%, 1M LIBOR + 5.500%, 08/29/23	473,813	478,551
Solenis International L.P. 1st Lien Term Loan, 4.729%, 3M LIBOR + 3.250%, 07/31/21	289,911	291,516

		770,067

Transportation—0.2%
Hanjin International Corp. Term Loan B, 3.854%, 3M LIBOR + 2.500%, 09/20/20	475,000	477,078
Kenan Advantage Group, Inc. Term Loan, 4.569%, 1M LIBOR + 3.000%, 07/31/22	574,032	576,005
Term Loan B, 4.569%, 1M LIBOR + 3.000%, 07/31/22	175,686	176,291
PODS LLC Term Loan B, 4.403%, 1M LIBOR + 3.000%, 11/21/24	598,500	602,739

		1,832,113

Trucking & Leasing—0.7%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. Term Loan B2, 3.751%, 1M LIBOR + 2.250%, 04/03/22	5,895,375	5,859,295

Wireless Telecommunication Services—0.3%
Go Wireless, Inc. Term Loan B, 12/20/24 (b)	700,000	694,750
SBA Senior Finance II LLC Term Loan B1, 3.820%, 1M LIBOR + 2.250%, 03/24/21	1,905,875	1,914,810

		2,609,560

Total Floating Rate Loans (Cost $800,224,952)		793,652,123

Common Stocks—0.6%

Capital Markets—0.2%
RCS Capital Corp. (i) (j)	35,138	1,335,254

Commercial Services—0.1%
IAP Worldwide Services LLC (d) (e) (f) (i) (j)	44	454,174

Gas Utilities—0.0%
Southcross Holding GP LLC (d) (e) (f) (i) (j)	59	0
Southcross Holding L.P. - Class A (i) (j)	59	21,756

		21,756

Health Care Providers & Services—0.0%
Millennium Health LLC (i) (j)	31,600	8,295

Hotels, Restaurants & Leisure—0.0%
Caesars Entertainment Corp. (i) (j)	10,000	126,500

Internet Software & Services—0.1%
Answers Corp. (i) (j)	29,070	450,585

Metals & Mining—0.2%
Ameriforge Group, Inc. (i) (j)	48,529	1,989,689

Oil, Gas & Consumable Fuels—0.0%
Paragon Offshore Finance Co. (f) (i) (j)	1,527	30,540
Paragon Offshore Finance Co. - Class A (f) (i) (j)	1,527	2,100
Paragon Offshore Finance Co. - Class B (f) (i) (j)	764	17,572

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—(Continued)
Samson Resources II LLC - Class A (i) (j)	19,666	$353,988

		404,200

Total Common Stocks (Cost $2,829,335)		4,790,453

Corporate Bonds & Notes—0.0%

Real Estate Investment Trusts—0.0%
VICI Properties 1 LLC / VICI FC, Inc. 8.000%, 10/15/23 (Cost $41,581)	37,630	42,044

Short-Term Investment—6.5%

Repurchase Agreement—6.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $54,659,354 on 01/02/18, collateralized by $56,060,000 U.S. Treasury Note at 1.875% due 02/28/22 with a value of $55,752,791.	54,656,925	54,656,925

Total Short-Term Investments (Cost $54,656,925)		54,656,925

Total Investments—102.0% (Cost $857,752,793)		853,141,545
Unfunded Loan Commitments—(0.0)% (Cost $(223,222))		(223,222)
Net Investments—102.0% (Cost $857,529,571)		852,918,323
Other assets and liabilities (net)—(2.0)%		(16,840,184)

Net Assets—100.0%		$836,078,139

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	This loan will settle after December 31, 2017, at which time the interest rate will be determined.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.5% of net assets.
(f)	Illiquid security. As of December 31, 2017, these securities represent 0.5% of net assets.
(g)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(h)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(i)	Non-income producing security.
(j)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(LIBOR)—	London Interbank Offered Rate
(PRIME)—	U.S. Federal Reserve Prime Rate

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$3,918,293	$—	$3,918,293
Aerospace/Defense	—	14,655,844	—	14,655,844
Auto Components	—	9,264,189	—	9,264,189
Auto Manufacturers	—	2,469,179	—	2,469,179
Auto Parts & Equipment	—	6,759,615	—	6,759,615
Banks	—	1,075,086	—	1,075,086
Beverages	—	2,805,792	—	2,805,792
Building Materials	—	8,842,655	—	8,842,655
Capital Markets	—	14,676,510	—	14,676,510
Chemicals	—	33,223,003	—	33,223,003
Coal	—	2,315,064	—	2,315,064
Commercial Services (Less Unfunded Loan Commitments of $223,222)	—	38,405,801	293,362	38,699,163
Commercial Services & Supplies	—	1,259,128	—	1,259,128
Computers	—	11,901,290	—	11,901,290
Construction Materials	—	1,688,261	—	1,688,261
Cosmetics/Personal Care	—	2,494,605	—	2,494,605
Distribution/Wholesale	—	552,308	—	552,308
Distributors	—	3,669,932	—	3,669,932
Diversified Consumer Services	—	2,346,344	—	2,346,344
Diversified Financial Services	—	32,220,452	—	32,220,452
Electric	—	10,867,522	—	10,867,522
Electrical Components & Equipment	—	4,046,747	—	4,046,747
Electronics	—	6,724,749	—	6,724,749
Energy Equipment & Services	—	2,218,969	—	2,218,969
Energy-Alternate Sources	—	957,101	—	957,101
Entertainment	—	12,057,760	—	12,057,760
Environmental Control	—	6,569,502	—	6,569,502
Food	—	25,018,524	—	25,018,524
Food Products	—	329,062	—	329,062
Forest Products & Paper	—	994,906	—	994,906
Hand/Machine Tools	—	4,446,829	—	4,446,829
Health Care Technology	—	721,787	—	721,787
Healthcare-Products	—	22,137,694	—	22,137,694
Healthcare-Services	—	47,332,239	—	47,332,239
Hotels, Restaurants & Leisure	—	8,604,277	—	8,604,277
Household Products/Wares	—	7,447,499	—	7,447,499
Industrial Conglomerates	—	2,373,574	—	2,373,574
Insurance	—	31,885,561	—	31,885,561
Internet	—	24,236,708	—	24,236,708
Internet Software & Services	—	5,350,992	—	5,350,992

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Investment Company Securities	$—	$4,117,023	$—	$4,117,023
IT Services	—	335,664	—	335,664
Leisure Products	—	6,801,327	—	6,801,327
Leisure Time	—	4,237,364	—	4,237,364
Lodging	—	13,407,637	—	13,407,637
Machinery	—	5,691,279	—	5,691,279
Machinery-Diversified	—	8,473,736	—	8,473,736
Marine	—	1,525,803	—	1,525,803
Media	—	47,452,857	—	47,452,857
Metal Fabricate/Hardware	—	8,682,700	817,135	9,499,835
Mining	—	771,126	80,188	851,314
Miscellaneous Manufacturing	—	9,401,039	—	9,401,039
Multi-Utilities	—	528,066	—	528,066
Office/Business Equipment	—	4,688,988	—	4,688,988
Oil & Gas	—	21,869,669	0	21,869,669
Oil & Gas Services	—	353,062	—	353,062
Packaging & Containers	—	23,180,114	—	23,180,114
Pharmaceuticals	—	33,879,781	—	33,879,781
Professional Services	—	1,488,648	—	1,488,648
Real Estate	—	11,476,936	—	11,476,936
Real Estate Investment Trusts	—	6,277,708	—	6,277,708
Retail	—	34,632,564	1,678,999	36,311,563
Semiconductors	—	6,294,156	—	6,294,156
Software	—	55,405,766	687,616	56,093,382
Telecommunications	—	48,626,251	—	48,626,251
Thrifts & Mortgage Finance	—	335,949	—	335,949
Trading Companies & Distributors	—	770,067	—	770,067
Transportation	—	1,832,113	—	1,832,113
Trucking & Leasing	—	5,859,295	—	5,859,295
Wireless Telecommunication Services	—	2,609,560	—	2,609,560
Total Floating Rate Loans (Less Unfunded Loan Commitments)	—	789,871,601	3,557,300	793,428,901
Common Stocks
Capital Markets	—	1,335,254	—	1,335,254
Commercial Services	—	—	454,174	454,174
Gas Utilities	—	21,756	0	21,756
Health Care Providers & Services	—	8,295	—	8,295
Hotels, Restaurants & Leisure	126,500	—	—	126,500
Internet Software & Services	—	450,585	—	450,585
Metals & Mining	—	1,989,689	—	1,989,689
Oil, Gas & Consumable Fuels	—	404,200	—	404,200
Total Common Stocks	126,500	4,209,779	454,174	4,790,453
Total Corporate Bonds & Notes*	—	42,044	—	42,044
Total Short-Term Investment*	—	54,656,925	—	54,656,925
Total Net Investments	$126,500	$848,780,349	$4,011,474	$852,918,323

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

Transfers from Level 2 to Level 3 in the amount of $2,798,332 were due to a decline in market activity for significant observable inputs, which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$852,918,323
Cash	8,957,726
Receivable for:
Investments sold	1,333,115
Interest	1,624,175
Prepaid expenses	2,193
Other assets	55,091

Total Assets	864,890,623
Liabilities
Payables for:
Investments purchased	27,907,199
Fund shares redeemed	55,314
Accrued Expenses:
Management fees	427,853
Distribution and service fees	22,229
Deferred trustees’ fees	120,670
Other expenses	279,219

Total Liabilities	28,812,484

Net Assets	$836,078,139

Net Assets Consist of:
Paid in surplus	$823,976,949
Undistributed net investment income	30,908,198
Accumulated net realized loss	(14,195,760)
Unrealized depreciation on investments	(4,611,248)

Net Assets	$836,078,139

Net Assets
Class A	$731,554,904
Class B	104,523,235
Capital Shares Outstanding*
Class A	70,751,968
Class B	10,177,974
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.34
Class B	10.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $857,529,571.
(b)	Investments at value is net of unfunded loan commitments of $223,222.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Interest	$37,048,117

Total investment income	37,048,117
Expenses
Management fees	4,994,194
Administration fees	26,263
Custodian and accounting fees	303,144
Distribution and service fees—Class B	266,713
Audit and tax services	123,522
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	36,255
Insurance	5,466
Miscellaneous	16,938

Total expenses	5,862,287

Net Investment Income	31,185,830

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(673,509)

Net change in unrealized appreciation on investments	1,281,800

Net realized and unrealized gain	608,291

Net Increase in Net Assets From Operations	$31,794,121

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$31,185,830	$32,298,101
Net realized loss	(673,509)	(7,287,994)
Net change in unrealized appreciation	1,281,800	48,472,892

Increase in net assets from operations	31,794,121	73,482,999

From Distributions to Shareholders
Net investment income
Class A	(28,266,395)	(29,765,999)
Class B	(4,034,076)	(3,864,826)

Total distributions	(32,300,471)	(33,630,825)

Increase (decrease) in net assets from capital share transactions	17,144,344	(46,720,593)

Total increase (decrease) in net assets	16,637,994	(6,868,419)

Net Assets
Beginning of period	819,440,145	826,308,564

End of period	$836,078,139	$819,440,145

Undistributed net investment income
End of period	$30,908,198	$32,016,479

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,209,855	$12,375,767	205,871	$2,070,080
Reinvestments	2,790,365	28,266,395	3,009,707	29,765,999
Redemptions	(2,334,820)	(24,125,417)	(7,976,249)	(79,923,523)

Net increase (decrease)	1,665,400	$16,516,745	(4,760,671)	$(48,087,444)

Class B
Sales	1,961,942	$20,207,350	2,348,588	$23,664,620
Reinvestments	400,206	4,034,076	392,767	3,864,826
Redemptions	(2,299,320)	(23,613,827)	(2,623,540)	(26,162,595)

Net increase	62,828	$627,599	117,815	$1,366,851

Increase (decrease) derived from capital shares transactions		$17,144,344		$(46,720,593)

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.35	$9.86	$10.31	$10.63	$10.69

Income (Loss) from Investment Operations
Net investment income (a)	0.39	0.40	0.39	0.37	0.42
Net realized and unrealized gain (loss) on investments	0.02	0.52	(0.45)	(0.26)	0.01

Total from investment operations	0.41	0.92	(0.06)	0.11	0.43

Less Distributions
Distributions from net investment income	(0.42)	(0.43)	(0.39)	(0.38)	(0.44)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.05)	(0.05)

Total distributions	(0.42)	(0.43)	(0.39)	(0.43)	(0.49)

Net Asset Value, End of Period	$10.34	$10.35	$9.86	$10.31	$10.63

Total Return (%) (b)	4.00	9.50	(0.66)	1.01	4.13

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.68	0.67	0.67	0.67	0.67
Ratio of net investment income to average net assets (%)	3.80	4.01	3.83	3.59	3.95
Portfolio turnover rate (%)	41	40	23	30	40
Net assets, end of period (in millions)	$731.6	$715.4	$728.3	$793.5	$871.0

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.29	$9.80	$10.24	$10.58	$10.64

Income (Loss) from Investment Operations
Net investment income (a)	0.36	0.38	0.36	0.35	0.39
Net realized and unrealized gain (loss) on investments	0.01	0.51	(0.43)	(0.28)	0.02

Total from investment operations	0.37	0.89	(0.07)	0.07	0.41

Less Distributions
Distributions from net investment income	(0.39)	(0.40)	(0.37)	(0.36)	(0.42)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.05)	(0.05)

Total distributions	(0.39)	(0.40)	(0.37)	(0.41)	(0.47)

Net Asset Value, End of Period	$10.27	$10.29	$9.80	$10.24	$10.58

Total Return (%) (b)	3.68	9.27	(0.83)	0.74	3.84

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	0.92	0.92	0.92	0.92
Ratio of net investment income to average net assets (%)	3.55	3.76	3.58	3.34	3.67
Portfolio turnover rate (%)	41	40	23	30	40
Net assets, end of period (in millions)	$104.5	$104.1	$98.0	$109.6	$117.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to defaulted bond adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2017, the Portfolio had open unfunded loan commitments of $223,222. At December 31, 2017, the Portfolio had sufficient cash and/or liquid securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had investments in repurchase agreements with a gross value of $54,656,925, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$351,096,376	$0	$319,872,760

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers s is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$4,994,194	0.625%	First $100 million
	0.600%	Over $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$857,993,779
Gross unrealized appreciation	5,967,882
Gross unrealized depreciation	(11,043,338)

Net unrealized appreciation (depreciation)	$(5,075,456)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$32,300,471	$33,630,825	$—	$—	$32,300,471	$33,630,825

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$31,028,867	$—	$(5,075,456)	$(13,731,553)	$12,221,858

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had post-enactment long-term accumulated capital losses of $13,731,553.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Eaton Vance Floating Rate Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Eaton Vance Floating Rate Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-27

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-29

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-30

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse/Eaton Vance Floating Rate Portfolio (formerly, Met/Eaton Vance Floating Rate Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Eaton Vance Management regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of one of its Performance Universes for the one-, three-, and five-year periods ended June 30, 2017, and outperformed the median of its other Performance Universe for the one-, three- and five-year periods ended June 30, 2017. The Board also considered that the Portfolio underperformed its Lipper index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were equal to the median of the Expense Group, above the median of the Sub-advised Expense Universe, and below the median of the Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-31

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Managed By Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A and B shares of the Brighthouse/Franklin Low Duration Total Return Portfolio returned 1.68% and 1.33%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index1, returned 0.84%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy grew during the 12 months under review. After moderating in the first quarter, the economy strengthened in 2017’s second and third quarters largely due to growth in consumer spending across goods and services, business and inventory investment as well as net exports due to lower imports. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.7% in December 2016 to 4.1% at period-end. Monthly retail sales were volatile but positive on average during the period. Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.

The U.S. Federal Reserve (the “Fed”) raised its target range for the federal funds rate 0.25% at its March and June 2017 meetings, amid signs of a growing U.S. economy, strengthening labor market and improving business spending. At its December meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.25%–1.50%, as widely anticipated by the market. The Fed also confirmed that the maximum monthly balance sheet reduction would increase from $10 billion to $20 billion beginning in January 2018.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. The yield rose in June amid renewed optimism for improvement in economic growth and was supported in July by hawkish comments from key central bankers around the world. Easing concerns about Hurricane Irma’s economic impact, the Fed’s balance sheet normalization beginning in October and strong economic data also pushed the yield higher. However, several factors weighed on the Treasury yield at certain points during the period, including tensions between the U.S. and North Korea; uncertainty on whether the Fed would raise rates in December 2017; and the appointment of Jerome Powell, viewed as more dovish than other contenders, as the next Fed chair. Near period-end, the Senate’s approval of a budget plan and the subsequent passage of the tax bill drove the yield higher. Overall, the 10-year Treasury yield declined from 2.45% at the beginning of the period to 2.40% at period-end.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the Portfolio’s exposures to Non-Agency Residential Mortgage-Backed Securities (“RMBS”) was the most significant contributor to performance relative to the benchmark. Corporate credit exposure also benefited results, primarily High Yield and Investment Grade (“IG”) Corporate Bonds. Senior Secured Floating Rate Loans and Collateralized Loan Obligations (“CLOs”) also contributed to performance. In contrast, the Portfolio’s exposure to Foreign Currencies detracted from relative performance. The Portfolio’s exposure to Sovereign Developed Bonds also hurt results.

Over the period, we increased the Portfolio’s allocations to Treasuries, RMBS, and Senior Secured Floating Rate Loans. We decreased exposures to IG Corporate Credit, Commercial Mortgage-Backed Securities, and Asset-Backed Securities.

In addition, the Portfolio employed derivatives as a tool in seeking efficient management of certain risk. We used derivatives to manage Portfolio duration, credit risk and currency exposures. During the period, the use of derivatives provided exposures through means that we believed to be advantageous to the Portfolio.

At period-end, the Portfolio remained overweight compared to the benchmark in many of the credit sectors and securitized products, based on our belief that valuations remained relatively attractive on a longer-term basis. At period-end, the Portfolio’s heaviest allocation positioning was in IG Corporate Credit, followed by U.S. Treasuries, and RMBS.

Roger A. Bayston

Kent Burns

Christopher J. Molumphy

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[2]
Brighthouse/Franklin Low Duration Total Return Portfolio
Class A	1.68	1.46	1.60
Class B	1.33	1.21	1.34
Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index	0.84	0.84	0.96

1 The Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

2 Inception date of the Class A and B shares is 4/29/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	36.4
Corporate Bonds & Notes	36.3
Asset-Backed Securities	13.0
Floating Rate Loans	6.3
Mortgage-Backed Securities	3.3
Investment Company Securities	1.6
Foreign Government	1.4
Municipals	1.0
Common Stocks	0.1

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.51%	$1,000.00	$1,004.20	$2.58
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class B (a)	Actual	0.76%	$1,000.00	$1,002.10	$3.84
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—36.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—13.1%
Fannie Mae 15 Yr. Pool 3.000%, TBA (a)	26,670,000	$27,071,621
4.500%, 09/01/24	605,623	638,702
4.500%, 03/01/25	1,247,242	1,315,788
Fannie Mae ARM Pool 2.561%, 1Y CMT + 1.686%, 03/01/33 (b)	11,775	12,182
2.673%, 6M USD LIBOR + 1.176%, 03/01/28 (b)	8,792	8,932
2.674%, 6M USD LIBOR + 1.174%, 11/01/33 (b)	3,558	3,710
2.705%, 1Y CMT + 1.847%, 08/01/29 (b)	5,276	5,461
2.707%, 6M USD LIBOR + 1.210%, 11/01/33 (b)	6,839	6,962
2.790%, 6M USD LIBOR + 1.415%, 06/01/32 (b)	9,774	9,786
2.821%, 1Y CMT + 1.922%, 02/01/25 (b)	73,990	76,372
2.844%, 6M USD LIBOR + 1.405%, 03/01/35 (b)	35,772	36,888
2.855%, 1Y CMT + 2.105%, 07/01/25 (b)	1,175	1,216
2.866%, 6M USD LIBOR + 1.428%, 12/01/32 (b)	320,850	338,335
2.867%, 6M USD LIBOR + 1.436%, 02/01/36 (b)	56,158	57,914
2.895%, 1Y CMT + 2.270%, 01/01/32 (b)	11,131	11,175
2.913%, 6M USD LIBOR + 1.413%, 11/01/34 (b)	6,190	6,381
2.915%, 6M USD LIBOR + 1.415%, 09/01/32 (b)	14,078	14,398
2.925%, 1Y CMT + 1.675%, 11/01/32 (b)	15,724	16,444
2.960%, 1Y CMT + 2.152%, 12/01/33 (b)	63,746	67,135
2.969%, 1Y CMT + 2.285%, 02/01/35 (b)	45,601	47,861
2.973%, 6M USD LIBOR + 1.585%, 03/01/36 (b)	202,577	210,532
2.997%, 6M USD LIBOR + 1.554%, 12/01/34 (b)	41,007	42,507
3.034%, 1Y CMT + 2.172%, 07/01/33 (b)	28,023	28,974
3.042%, 1Y CMT + 2.121%, 04/01/27 (b)	5,602	5,830
3.046%, 6M USD LIBOR + 1.546%, 09/01/35 (b)	21,643	22,453
3.060%, 1Y CMT + 2.081%, 07/01/33 (b)	43,265	44,777
3.070%, 6M USD LIBOR + 1.570%, 11/01/35 (b)	130,807	135,848
3.086%, 1Y CMT + 2.010%, 06/01/25 (b)	53,243	54,085
3.090%, 1Y CMT + 2.270%, 01/01/29 (b)	12,115	12,289
3.093%, 6M USD LIBOR + 1.649%, 03/01/37 (b)	13,043	13,555
3.104%, 1Y CMT + 2.035%, 07/01/35 (b)	47,178	49,027
3.106%, 1Y CMT + 2.339%, 04/01/36 (b)	4,828	5,134
3.119%, 1Y CMT + 2.158%, 03/01/30 (b)	1,073	1,125
3.120%, 6M USD LIBOR + 1.620%, 11/01/32 (b)	62,136	65,191
3.125%, H15 6M + 2.000%, 05/01/19 (b)	7,044	7,055
3.125%, 1Y CMT + 2.250%, 02/01/34 (b)	70,154	71,274
3.136%, 6M USD LIBOR + 1.643%, 04/01/36 (b)	61,516	64,078
3.148%, 1Y CMT + 2.209%, 09/01/33 (b)	2,974	3,041
3.150%, 1Y CMT + 2.275%, 06/01/35 (b)	47,686	48,447
3.151%, 1Y CMT + 2.202%, 11/01/35 (b)	2,614,152	2,744,355
3.158%, 1Y CMT + 2.223%, 09/01/36 (b)	1,256	1,326
3.165%, 1Y CMT + 1.998%, 10/01/32 (b)	19,419	20,337
3.175%, 1Y CMT + 2.175%, 06/01/30 (b)	9,034	9,207
3.175%, 12M USD LIBOR + 1.550%, 02/01/44 (b)	29,631	30,536
3.190%, 1Y CMT + 2.065%, 12/01/25 (b)	10,622	10,670
3.198%, 1Y CMT + 2.198%, 06/01/33 (b)	24,054	24,538
3.200%, 1Y CMT + 1.950%, 05/01/19 (b)	457	458
3.210%, 12M USD LIBOR + 1.585%, 02/01/36 (b)	19,671	20,513
3.216%, 12M USD LIBOR + 1.591%, 12/01/32 (b)	9,277	9,643
3.221%, 1Y CMT + 2.242%, 03/01/38 (b)	22,195	23,329
3.230%, 12M USD LIBOR + 1.480%, 12/01/32 (b)	24,385	25,717
3.234%, 1Y CMT + 2.034%, 10/01/35 (b)	27,767	27,989
3.240%, 1Y CMT + 2.210%, 09/01/37 (b)	27,967	29,345
3.248%, 12M USD LIBOR + 1.498%, 07/01/33 (b)	43,656	46,065

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool 3.256%, 6M USD LIBOR + 1.756%, 06/01/28 (b)	2,255	2,352
3.271%, 12M USD LIBOR + 1.521%, 07/01/33 (b)	34,149	35,616
3.280%, 12M USD LIBOR + 1.530%, 02/01/33 (b)	36,509	36,936
3.283%, 1Y CMT + 2.260%, 01/01/32 (b)	7,043	7,310
3.303%, 1Y CMT + 2.178%, 08/01/33 (b)	103,245	107,690
3.305%, 1Y CMT + 2.055%, 01/01/20 (b)	25,616	25,912
3.307%, 12M USD LIBOR + 1.584%, 01/01/36 (b)	69,135	72,353
3.308%, 12M USD LIBOR + 1.579%, 03/01/33 (b)	50,120	52,533
3.319%, 1Y CMT + 2.207%, 09/01/33 (b)	8,394	8,764
3.319%, 1Y CMT + 2.223%, 07/01/35 (b)	30,452	32,204
3.338%, 12M USD LIBOR + 1.713%, 02/01/32 (b)	74,417	74,897
3.365%, 1Y CMT + 2.270%, 08/01/30 (b)	13,934	14,265
3.370%, 12M USD LIBOR + 1.620%, 08/01/37 (b)	22,901	23,958
3.385%, 1Y CMT + 2.356%, 07/01/28 (b)	6,122	6,336
3.395%, 12M USD LIBOR + 1.645%, 09/01/39 (b)	3,978	4,139
3.401%, 1Y CMT + 2.360%, 11/01/34 (b)	3,208,551	3,394,916
3.403%, 12M USD LIBOR + 1.778%, 12/01/35 (b)	132,170	135,725
3.405%, 1Y CMT + 2.280%, 07/01/32 (b)	2,961	2,978
3.407%, 12M USD LIBOR + 1.623%, 05/01/33 (b)	15,000	15,746
3.415%, 1Y CMT + 2.290%, 08/01/32 (b)	49,227	51,270
3.417%, 12M USD LIBOR + 1.667%, 08/01/34 (b)	14,295	15,081
3.425%, 1Y CMT + 2.300%, 09/01/32 (b)	4,437	4,467
3.427%, 12M USD LIBOR + 1.711%, 09/01/35 (b) (c)	3,858,679	4,061,483
3.430%, 12M USD LIBOR + 1.681%, 11/01/36 (b)	2,443,833	2,569,799
3.440%, 12M USD LIBOR + 1.690%, 11/01/35 (b)	26,676	27,992
3.450%, 12M USD LIBOR + 1.700%, 10/01/33 (b)	33,598	35,094
3.453%, 12M USD LIBOR + 1.750%, 02/01/36 (b)	11,049	11,633
3.456%, 12M USD LIBOR + 1.831%, 03/01/36 (b)	31,928	33,263
3.458%, 12M USD LIBOR + 1.708%, 09/01/32 (b)	85,411	86,121
3.458%, 12M USD LIBOR + 1.814%, 03/01/36 (b)	13,399	14,230
3.470%, 12M USD LIBOR + 1.720%, 08/01/35 (b)	756,051	795,410
3.473%, 12M USD LIBOR + 1.718%, 11/01/36 (b)	2,381	2,487
3.500%, 12M USD LIBOR + 1.750%, 04/01/34 (b)	131,247	138,461
3.520%, 1Y CMT + 2.270%, 09/01/30 (b)	41,571	43,146
3.525%, 1Y CMT + 2.525%, 05/01/32 (b)	5,801	5,823
3.525%, 12M USD LIBOR + 1.775%, 04/01/34 (b)	18,022	18,489
3.536%, 12M USD LIBOR + 1.786%, 10/01/36 (b)	7,399	7,783
3.549%, 12M USD LIBOR + 1.902%, 03/01/36 (b)	48,855	51,122
3.560%, 12M USD LIBOR + 1.810%, 04/01/35 (b)	543,494	574,415
3.560%, 12M USD LIBOR + 1.810%, 04/01/40 (b)	6,585	6,910
3.569%, 12M USD LIBOR + 1.818%, 09/01/37 (b)	4,449	4,691
3.588%, 12M USD LIBOR + 1.838%, 03/01/37 (b)	10,521	11,096
3.606%, 6M USD LIBOR + 2.106%, 09/01/33 (b)	52,303	55,226
3.610%, 12M USD LIBOR + 1.735%, 05/01/34 (b)	10,315	10,854
3.623%, 6M USD LIBOR + 2.123%, 08/01/33 (b)	39,696	42,333
3.635%, 1Y CMT + 2.510%, 08/01/35 (b)	6,333	6,486
3.650%, 6M USD LIBOR + 2.275%, 08/01/32 (b)	27,965	28,524
3.689%, 12M USD LIBOR + 1.905%, 11/01/35 (b)	961,380	1,015,054
3.708%, 12M USD LIBOR + 1.833%, 08/01/32 (b)	55,655	56,461
3.750%, 6M USD LIBOR + 2.250%, 10/01/33 (b)	52,097	53,145
3.750%, 6M USD LIBOR + 2.250%, 05/01/34 (b)	26,053	26,880
3.825%, 6M USD LIBOR + 2.325%, 02/01/25 (b)	7,387	7,434
4.042%, 1Y CMT + 2.792%, 02/01/33 (b)	127,190	129,894
4.629%, 6M USD LIBOR + 3.254%, 05/01/34 (b)	115,756	118,194

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Connecticut Avenue Securities (CMO) 4.152%, 1M USD LIBOR + 2.600%, 05/25/24 (b)	2,910,000	$3,089,089
4.452%, 1M USD LIBOR + 2.900%, 07/25/24 (b)	1,885,129	1,995,989
4.552%, 1M USD LIBOR + 3.000%, 07/25/24 (b)	6,372,254	6,811,338
5.102%, 1M USD LIBOR + 3.550%, 07/25/29 (b)	2,980,000	3,238,464
5.552%, 1M USD LIBOR + 4.000%, 05/25/25 (b)	3,923,222	4,197,212
5.852%, 1M USD LIBOR + 4.300%, 02/25/25 (b)	4,600,618	5,039,966
6.102%, 1M USD LIBOR + 4.550%, 02/25/25 (b)	4,203,976	4,494,621
6.452%, 1M USD LIBOR + 4.900%, 11/25/24 (b)	2,949,131	3,374,275
6.552%, 1M USD LIBOR + 5.000%, 11/25/24 (b)	3,239,026	3,664,091
6.552%, 1M USD LIBOR + 5.000%, 07/25/25 (b)	6,310,531	6,997,177
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 2.902%, 1M USD LIBOR + 1.350%, 03/25/29 (b)	250,000	253,651
3.402%, 1M USD LIBOR + 1.850%, 10/25/27 (b)	4,560,000	4,671,846
3.752%, 1M USD LIBOR + 2.200%, 02/25/24 (b)	741,664	764,083
3.752%, 1M USD LIBOR + 2.200%, 03/25/25 (b)	601,901	606,865
3.752%, 1M USD LIBOR + 2.200%, 10/25/28 (b)	2,445,399	2,479,281
3.802%, 1M USD LIBOR + 2.250%, 11/25/28 (b)	1,770,000	1,815,681
4.052%, 1M USD LIBOR + 2.500%, 08/25/24 (b)	1,424,017	1,436,623
4.152%, 1M USD LIBOR + 2.600%, 12/25/27 (b)	3,569,082	3,644,798
4.202%, 1M USD LIBOR + 2.650%, 10/25/24 (b)	155,105	155,353
4.202%, 1M USD LIBOR + 2.650%, 03/25/28 (b)	4,246,300	4,330,555
4.302%, 1M USD LIBOR + 2.750%, 09/25/28 (b)	1,050,000	1,079,392
4.352%, 1M USD LIBOR + 2.800%, 05/25/28 (b)	4,003,704	4,139,810
4.402%, 1M USD LIBOR + 2.850%, 04/25/28 (b)	3,740,349	3,871,033
4.452%, 1M USD LIBOR + 2.900%, 07/25/28 (b)	390,000	401,898
4.852%, 1M USD LIBOR + 3.300%, 10/25/27 (b)	3,160,000	3,552,190
5.352%, 1M USD LIBOR + 3.800%, 03/25/25 (b)	5,470,000	5,945,884
5.452%, 1M USD LIBOR + 3.900%, 12/25/27 (b)	7,265,000	8,094,986
5.552%, 1M USD LIBOR + 4.000%, 08/25/24 (b)	417,811	457,175
5.702%, 1M USD LIBOR + 4.150%, 01/25/25 (b)	1,181,868	1,278,577
6.102%, 1M USD LIBOR + 4.550%, 10/25/24 (b)	884,938	976,591
6.252%, 1M USD LIBOR + 4.700%, 03/25/28 (b)	1,000,000	1,149,761
7.102%, 1M USD LIBOR + 5.550%, 07/25/28 (b)	900,000	1,088,667

		142,928,816

U.S. Treasury—23.3%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/21 (d)	5,620,104	5,596,943
0.125%, 01/15/22 (d)	16,347,600	16,281,749
1.375%, 01/15/20 (d)	10,984,748	11,272,353
1.875%, 07/15/19 (d)	4,690,356	4,835,972
U.S. Treasury Notes 1.375%, 02/28/19	9,900,000	9,846,246
1.500%, 02/28/19 (c)	11,000,000	10,956,172
1.625%, 06/30/19 (c)	22,000,000	21,923,516
1.625%, 08/31/19 (c)	15,000,000	14,939,062
1.750%, 03/31/22	11,000,000	10,819,531
2.000%, 08/31/21	8,800,000	8,771,125
2.125%, 09/30/21	8,100,000	8,105,063
2.250%, 04/30/21	9,000,000	9,059,766
2.250%, 07/31/21	28,600,000	28,766,461
3.125%, 05/15/19 (c)	18,000,000	18,307,969
3.375%, 11/15/19	14,000,000	14,385,000

U.S. Treasury—(Continued)
U.S. Treasury Notes 3.500%, 05/15/20	23,000,000	23,840,937
3.625%, 08/15/19 (c)	36,900,000	37,926,281

		255,634,146

Total U.S. Treasury & Government Agencies (Cost $395,215,634)		398,562,962

Corporate Bonds & Notes—36.3%

Aerospace/Defense—0.1%
Lockheed Martin Corp. 1.850%, 11/23/18	1,600,000	1,598,047

Agriculture—0.6%
Imperial Brands Finance plc 2.950%, 07/21/20 (144A)	3,100,000	3,129,927
Reynolds American, Inc. 2.300%, 06/12/18	3,200,000	3,203,752

		6,333,679

Auto Parts & Equipment—0.4%
Aptiv plc 3.150%, 11/19/20	4,500,000	4,569,503

Banks—11.9%
ANZ New Zealand International, Ltd. 2.850%, 08/06/20 (144A)	4,600,000	4,637,007
Banca Monte dei Paschi di Siena S.p.A. 2.875%, 04/16/21 (EUR)	4,100,000	5,330,859
Banco Popular Espanol S.A. 1.000%, 03/03/22 (EUR)	1,100,000	1,359,774
Bank of America Corp. 2.151%, 11/09/20 (c)	2,700,000	2,687,634
2.399%, 3M USD LIBOR + 1.040%, 01/15/19 (b)	6,600,000	6,654,779
2.600%, 01/15/19	361,000	362,236
2.650%, 04/01/19	1,500,000	1,508,516
3.004%, 3M USD LIBOR + 0.790%, 12/20/23 (144A) (b)	2,155,000	2,160,533
Bank of New York Mellon Corp. (The) 2.292%, 3M USD LIBOR + 0.870%, 08/17/20 (b)	3,900,000	3,958,625
BB&T Corp. 2.050%, 06/19/18	1,000,000	1,000,519
Capital One Financial Corp. 2.500%, 05/12/20	1,700,000	1,697,871
3.050%, 03/09/22 (c)	2,700,000	2,718,920
Citigroup, Inc. 2.119%, 3M USD LIBOR + 0.770%, 04/08/19 (b)	1,600,000	1,608,819
2.400%, 02/18/20	4,600,000	4,594,617
Deutsche Bank AG 2.746%, 3M USD LIBOR + 1.310%, 08/20/20 (b)	3,700,000	3,747,889
Dexia Credit Local S.A. 2.375%, 09/20/22 (144A)	2,000,000	1,977,781
Goldman Sachs Group, Inc. (The) 2.789%, 3M USD LIBOR + 1.200%, 09/15/20 (b)	8,700,000	8,864,739
HSBC Holdings plc 3.400%, 03/08/21	1,500,000	1,533,146

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
HSBC USA, Inc. 2.000%, 08/07/18	4,600,000	$4,600,635
Industrial & Commercial Bank of China, Ltd. 2.957%, 11/08/22	1,000,000	990,731
3.231%, 11/13/19	2,700,000	2,722,240
ING Bank NV 2.385%, 3M USD LIBOR + 0.690%, 10/01/19 (144A) (b)	6,300,000	6,343,293
Intesa Sanpaolo S.p.A. 3.875%, 01/16/18	3,900,000	3,902,608
3.875%, 01/15/19	6,100,000	6,181,383
JPMorgan Chase & Co. 1.850%, 03/22/19	6,500,000	6,476,194
2.200%, 10/22/19	4,000,000	3,996,221
2.400%, 06/07/21 (c)	1,100,000	1,094,095
Morgan Stanley 2.515%, 3M USD LIBOR + 1.140%, 01/27/20 (b)	7,900,000	8,013,838
2.800%, 06/16/20 (c)	2,700,000	2,724,361
Norddeutsche Landesbank Girozentrale 2.000%, 02/05/19 (144A)	4,000,000	3,984,908
Regions Financial Corp. 2.000%, 05/15/18	3,200,000	3,197,330
Royal Bank of Canada 2.100%, 10/14/20	3,700,000	3,673,333
Toronto-Dominion Bank (The) 2.250%, 03/15/21 (144A)	4,000,000	3,977,855
Wells Fargo & Co. 2.243%, 3M USD LIBOR + 0.880%, 07/22/20 (b)	4,500,000	4,565,153
2.500%, 03/04/21	1,100,000	1,099,497
Westpac Banking Corp. 2.250%, 11/09/20 (144A)	3,700,000	3,685,993
Woori Bank 4.750%, 04/30/24 (144A)	2,400,000	2,514,089

		130,148,021

Beverages—0.4%
Anheuser-Busch InBev Finance, Inc. 2.650%, 02/01/21	3,400,000	3,417,060
Coca-Cola Femsa S.A.B. de C.V. 2.375%, 11/26/18 (c)	1,528,000	1,531,695

		4,948,755

Biotechnology—1.6%
Amgen, Inc. 2.046%, 3M USD LIBOR + 0.600%, 05/22/19 (b)	4,500,000	4,527,526
Baxalta, Inc. 2.000%, 06/22/18	1,400,000	1,399,676
2.875%, 06/23/20	3,300,000	3,321,315
Biogen, Inc. 2.900%, 09/15/20 (c)	4,500,000	4,561,297
Celgene Corp. 2.250%, 08/15/21 (c)	2,200,000	2,167,339
2.750%, 02/15/23	1,500,000	1,487,618

		17,464,771

Chemicals—0.1%
LyondellBasell Industries NV 6.000%, 11/15/21	700,000	777,562

Computers—0.6%
Dell International LLC / EMC Corp. 3.480%, 06/01/19 (144A)	2,800,000	2,835,077
Hewlett Packard Enterprise Co. 3.273%, 3M USD LIBOR + 1.930%, 10/05/18 (b) (c)	3,600,000	3,645,952

		6,481,029

Cosmetics/Personal Care—0.3%
Colgate-Palmolive Co. 0.900%, 05/01/18	2,000,000	1,994,160
Procter & Gamble Co. (The) 1.700%, 11/03/21	1,500,000	1,463,627

		3,457,787

Diversified Financial Services—1.3%
Capital One Bank USA N.A. 2.300%, 06/05/19	5,900,000	5,893,041
Navient Corp. 5.500%, 01/15/19	1,400,000	1,424,500
6.625%, 07/26/21	500,000	527,500
Protective Life Global Funding
1.722%, 04/15/19 (144A)	1,900,000	1,889,969
2.262%, 04/08/20 (144A)	3,100,000	3,086,980
Seven & Seven, Ltd. 2.452%, 6M USD LIBOR + 1.000%, 09/11/19 (144A) (b)	640,000	636,884
Springleaf Finance Corp. 6.000%, 06/01/20 (c)	600,000	621,750

		14,080,624

Electric—2.1%
Calpine Corp. 5.375%, 01/15/23 (c)	6,400,000	6,224,000
Dominion Energy, Inc. 2.500%, 12/01/19	1,900,000	1,902,917
PSEG Power LLC 3.000%, 06/15/21	3,300,000	3,329,017
Southern Co. (The) 2.350%, 07/01/21	2,800,000	2,783,388
2.450%, 09/01/18	3,000,000	3,008,722
State Grid Overseas Investment, Ltd. 1.750%, 05/22/18 (144A)	1,100,000	1,097,561
2.750%, 05/07/19 (144A)	1,100,000	1,104,063
2.750%, 05/04/22 (144A)	2,200,000	2,180,649
Talen Energy Supply LLC 9.500%, 07/15/22 (144A) (c)	1,100,000	1,127,500

		22,757,817

Food—0.8%
Kraft Heinz Foods Co. 2.000%, 07/02/18	2,400,000	2,399,928
3.500%, 06/06/22 (c)	3,300,000	3,376,754

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Kroger Co. (The) 2.600%, 02/01/21 (c)	3,200,000	$3,203,348

		8,980,030

Healthcare-Products—0.7%
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,400,000	1,409,445
Stryker Corp. 2.000%, 03/08/19	4,400,000	4,393,207
Zimmer Biomet Holdings, Inc. 2.700%, 04/01/20	2,000,000	2,000,972

		7,803,624

Healthcare-Services—0.7%
Anthem, Inc. 2.500%, 11/21/20	1,100,000	1,097,703
CHS/Community Health Systems, Inc. 7.125%, 07/15/20 (c)	500,000	373,750
HCA, Inc. 4.250%, 10/15/19	1,400,000	1,429,750
Tenet Healthcare Corp. 5.500%, 03/01/19	4,300,000	4,364,500
7.500%, 01/01/22 (144A) (c)	400,000	420,000

		7,685,703

Home Builders—0.8%
Beazer Homes USA, Inc. 5.750%, 06/15/19 (c)	2,273,000	2,352,555
KB Home 4.750%, 05/15/19	1,000,000	1,017,500
Lennar Corp. 6.950%, 06/01/18 (c)	5,500,000	5,603,125

		8,973,180

Insurance—2.4%
Jackson National Life Global Funding 2.250%, 04/29/21 (144A)	4,200,000	4,155,209
2.300%, 04/16/19 (144A)	1,500,000	1,502,551
Metropolitan Life Global Funding I 3.875%, 04/11/22 (144A)	1,200,000	1,258,387
New York Life Global Funding 2.100%, 01/02/19 (144A)	4,000,000	4,005,485
2.150%, 06/18/19 (144A)	5,000,000	5,005,489
Nuveen Finance LLC 2.950%, 11/01/19 (144A)	3,100,000	3,129,638
Pricoa Global Funding I 2.550%, 11/24/20 (144A)	3,700,000	3,712,670
Prudential Financial, Inc. 2.196%, 3M USD LIBOR + 0.780%, 08/15/18 (b)	3,000,000	3,011,464

		25,780,893

Internet—0.7%
Alibaba Group Holding, Ltd. 2.500%, 11/28/19 (c)	4,000,000	4,011,659

Internet—(Continued)
Amazon.com, Inc. 2.400%, 02/22/23 (144A)	1,700,000	1,682,349
JD.com, Inc. 3.125%, 04/29/21	2,200,000	2,192,899

		7,886,907

Iron/Steel—0.1%
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 6.500%, 05/15/21 (144A)	1,000,000	1,042,500

Lodging—0.4%
Marriott International, Inc. 2.875%, 03/01/21 (c)	4,800,000	4,830,849

Machinery-Diversified—0.2%
CNH Industrial Capital LLC 3.875%, 10/15/21	2,200,000	2,238,588

Media—1.6%
Altice Financing S.A. 7.500%, 05/15/26 (144A) (c)	800,000	852,000
CBS Corp. 2.300%, 08/15/19	5,400,000	5,396,222
CSC Holdings LLC 7.625%, 07/15/18 (c)	2,500,000	2,556,250
DISH DBS Corp. 5.875%, 07/15/22 (c)	2,100,000	2,110,500
NBCUniversal Enterprise, Inc. 1.974%, 04/15/19 (144A)	3,000,000	2,994,555
Time Warner, Inc. 2.100%, 06/01/19	4,000,000	3,992,259

		17,901,786

Mining—0.2%
FMG Resources August 2006 Pty, Ltd. 4.750%, 05/15/22 (144A)	1,400,000	1,417,500
Glencore Funding LLC 3.000%, 10/27/22 (144A) (c)	900,000	891,225

		2,308,725

Oil & Gas—1.4%
Anadarko Petroleum Corp. 4.850%, 03/15/21 (c)	2,300,000	2,428,883
California Resources Corp. 8.000%, 12/15/22 (144A) (c)	1,016,000	838,200
Devon Energy Corp. 3.250%, 05/15/22	2,500,000	2,542,987
Sanchez Energy Corp. 7.750%, 06/15/21	1,200,000	1,128,000
Sinopec Group Overseas Development, Ltd. 2.375%, 04/12/20 (144A)	2,000,000	1,983,366
2.500%, 04/28/20 (144A)	3,500,000	3,481,543

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Statoil ASA 1.857%, 3M USD LIBOR + 0.460%, 11/08/18 (b)	3,100,000	$3,107,910

		15,510,889

Oil & Gas Services—0.2%
Petrofac, Ltd. 3.400%, 10/10/18 (144A)	1,200,000	1,188,000
Weatherford International, Ltd. 7.750%, 06/15/21 (c)	700,000	713,562

		1,901,562

Packaging & Containers—0.3%
OI European Group B.V. 4.000%, 03/15/23 (144A) (c)	1,800,000	1,802,430
Owens-Brockway Glass Container, Inc. 5.000%, 01/15/22 (144A) (c)	1,000,000	1,035,000

		2,837,430

Pharmaceuticals—0.7%
Allergan Funding SCS 2.350%, 03/12/18	4,000,000	4,003,169
3.450%, 03/15/22	2,200,000	2,235,319
Valeant Pharmaceuticals International, Inc. 5.375%, 03/15/20 (144A)	1,700,000	1,702,125

		7,940,613

Pipelines—1.2%
Enable Midstream Partners L.P. 2.400%, 05/15/19	2,200,000	2,187,377
Energy Transfer Equity L.P. 4.250%, 03/15/23 (c)	1,100,000	1,091,750
EnLink Midstream Partners L.P. 2.700%, 04/01/19	500,000	499,552
Enterprise Products Operating LLC 2.550%, 10/15/19	1,600,000	1,605,038
Kinder Morgan Finance Co. LLC 6.000%, 01/15/18 (144A)	2,000,000	2,003,516
Kinder Morgan, Inc. 3.050%, 12/01/19	2,600,000	2,622,776
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	2,200,000	2,358,528
Williams Partners L.P. 4.125%, 11/15/20	600,000	623,034

		12,991,571

Real Estate Investment Trusts—0.5%
American Tower Corp. 3.400%, 02/15/19	2,200,000	2,224,927
Realty Income Corp. 3.250%, 10/15/22	3,300,000	3,353,180

		5,578,107

Retail—0.8%
Dollar General Corp. 1.875%, 04/15/18	2,900,000	2,898,322
KSouth Africa, Ltd. 3.000%, 12/31/22 (144A) (e) (f)	622,872	15,572
25.000%, 12/31/22 (144A) (e) (f)	108,685	92,382
Penske Automotive Group, Inc. 3.750%, 08/15/20 (c)	2,000,000	2,037,500
PetSmart, Inc. 7.125%, 03/15/23 (144A) (c)	2,000,000	1,185,000
Walgreen Co. 3.100%, 09/15/22 (c)	2,100,000	2,108,395

		8,337,171

Semiconductors—0.7%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.375%, 01/15/20 (144A)	3,800,000	3,774,301
Maxim Integrated Products, Inc. 2.500%, 11/15/18	4,200,000	4,214,970

		7,989,271

Software—0.5%
Fiserv, Inc. 2.700%, 06/01/20	5,500,000	5,534,361

Telecommunications—1.7%
AT&T, Inc. 2.450%, 06/30/20	3,700,000	3,695,952
Intelsat Jackson Holdings S.A. 7.250%, 10/15/20 (c)	500,000	470,000
Juniper Networks, Inc. 3.125%, 02/26/19	4,100,000	4,132,113
Sprint Communications, Inc. 9.000%, 11/15/18 (144A)	260,000	273,676
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	1,687,500	1,698,047
T-Mobile USA, Inc. 4.000%, 04/15/22 (c)	500,000	512,812
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	1,800,000	1,806,393
Verizon Communications, Inc. 3.324%, 3M USD LIBOR + 1.750%, 09/14/18 (b) (c)	5,500,000	5,560,375

		18,149,368

Trucking & Leasing—0.3%
DAE Funding LLC 4.000%, 08/01/20 (144A) (c)	1,800,000	1,818,000
Park Aerospace Holdings, Ltd. 5.250%, 08/15/22 (144A)	1,000,000	993,750

		2,811,750

Total Corporate Bonds & Notes (Cost $400,648,709)		397,632,473

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—13.0%

Security Description	Principal Amount*	Value

Asset-Backed - Credit Card—3.6%
American Express Credit Account Master Trust 2.040%, 05/15/23	6,900,000	$6,866,766
2.737%, 1M LIBOR + 1.260%, 09/15/20 (b)	1,825,000	1,827,803
Capital One Multi-Asset Execution Trust 1.990%, 07/17/23	6,000,000	5,962,074
Chase Issuance Trust 1.590%, 02/18/20	1,000,000	999,812
1.757%, 1M LIBOR + 0.280%, 04/15/20 (b)	4,580,000	4,583,125
1.847%, 1M LIBOR + 0.370%, 04/15/21 (b)	5,340,000	5,360,140
Citibank Credit Card Issuance Trust 1.920%, 04/07/22	4,400,000	4,372,552
Discover Card Execution Note Trust 1.907%, 1M LIBOR + 0.430%, 07/15/21 (b)	5,610,000	5,629,185
1.927%, 1M LIBOR + 0.450%, 04/15/21 (b)	4,020,000	4,032,731

		39,634,188

Asset-Backed - Home Equity—0.3%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 1.912%, 1M USD LIBOR + 0.360%, 10/25/35 (b)	619,883	621,387
GSAA Home Equity Trust 2.497%, 1M USD LIBOR + 0.945%, 02/25/35 (b)	1,841,984	1,826,686
Home Loan Trust 5.980%, 06/25/34	205,935	211,326
RAAC Trust 2.252%, 1M USD LIBOR + 0.700%, 03/25/34 (b)	307,936	300,573

		2,959,972

Asset-Backed - Manufactured Housing—0.0%
Conseco Finance Corp. 7.640%, 03/15/28 (b)	132,938	133,724

Asset-Backed - Other—9.1%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 2.377%, 1M USD LIBOR + 0.825%, 06/25/34 (b)	793,317	797,601
Atrium X 3.309%, 3M USD LIBOR + 1.950%, 07/16/25 (144A) (b)	980,000	981,741
Atrium XI 3.513%, 3M USD LIBOR + 2.150%, 10/23/25 (144A) (b)	3,650,000	3,670,747
Atrium XIII 3.241%, 3M USD LIBOR + 1.800%, 11/21/30 (144A) (b)	1,000,000	997,976
Birchwood Park CLO, Ltd. 2.539%, 3M USD LIBOR + 1.180%, 07/15/26 (144A) (b)	600,000	603,724
BlueMountain Fuji U.S. CLO, Ltd. Zero Coupon, 3M USD LIBOR + 1.700%, 01/15/30 (144A) (b)	2,000,000	2,000,000
3.481%, 3M USD LIBOR + 2.150%, 10/20/30 (144A) (b)	2,000,000	2,025,848
3.637%, 3M USD LIBOR + 2.350%, 07/20/29 (144A) (b)	600,000	610,224
Carlyle Global Market Strategies CLO, Ltd. 2.813%, 3M USD LIBOR + 1.450%, 01/20/29 (144A) (b)	1,710,000	1,724,697
Carlyle U.S. CLO, Ltd. Zero Coupon, 3M USD LIBOR + 1.800%, 01/20/30 (144A) (b)	1,000,000	1,000,000
3.638%, 3M USD LIBOR + 2.350%, 07/20/29 (144A) (b)	500,000	504,581
3.732%, 3M USD LIBOR + 2.400%, 07/20/31 (144A) (b)	642,000	647,525

Asset-Backed - Other—(Continued)
Catamaran CLO, Ltd. 4.304%, 3M USD LIBOR + 2.950%, 10/18/26 (144A) (b)	2,384,800	2,400,602
Cent CLO, Ltd. 2.678%, 3M USD LIBOR + 1.300%, 01/30/25 (144A) (b)	2,563,229	2,563,749
2.802%, 3M USD LIBOR + 1.410%, 11/07/26 (144A) (b)	1,710,000	1,713,030
4.342%, 3M USD LIBOR + 2.950%, 11/07/26 (144A) (b)	2,650,000	2,662,648
Centerline REIT, Inc. 4.760%, 1M LIBOR + 4.760%, 09/21/45 (144A) (b)	657,600	662,368
5.040%, 09/21/45 (144A)	1,780,000	1,735,500
Colony American Homes 2.427%, 1M LIBOR + 0.950%, 07/17/31 (144A) (b)	840,109	841,541
2.627%, 1M LIBOR + 1.150%, 05/17/31 (144A) (b)	3,169,097	3,177,696
2.632%, 1M LIBOR + 1.200%, 07/17/32 (144A) (b)	3,926,347	3,939,685
3.327%, 1M LIBOR + 1.850%, 05/17/31 (144A) (b)	460,000	461,593
Countrywide Asset-Backed Certificates 2.302%, 1M USD LIBOR + 0.750%, 03/25/34 (b)	270,335	271,706
2.602%, 1M USD LIBOR + 1.050%, 12/25/34 (b)	144,110	144,217
Dryden 34 Senior Loan Fund Zero Coupon, 3M USD LIBOR + 1.160%, 10/15/26 (144A) (b)	900,000	904,659
Dryden 49 Senior Loan Fund 3.704%, 3M USD LIBOR + 2.350%, 07/18/30 (144A) (b)	380,000	384,410
Dryden 50 Senior Loan Fund 3.507%, 3M USD LIBOR + 2.250%, 07/15/30 (144A) (b)	500,000	504,917
Dryden 53 CLO, Ltd. Zero Coupon, 3M USD LIBOR + 1.700%, 01/15/31 (144A) (b)	2,000,000	2,000,000
Eaton Vance CLO, Ltd. 2.559%, 3M USD LIBOR + 1.200%, 07/15/26 (144A) (b)	2,592,000	2,599,136
Flatiron CLO, Ltd. 3.753%, 3M USD LIBOR + 2.400%, 07/17/26 (144A) (b)	1,150,000	1,154,715
GSAMP Trust 2.557%, 1M USD LIBOR + 1.005%, 06/25/35 (b)	402,289	404,216
Invitation Homes Trust 2.760%, 1M LIBOR + 1.300%, 08/17/32 (144A) (b)	4,578,006	4,606,622
2.841%, 1M LIBOR + 1.350%, 06/17/32 (144A) (b)	4,508,903	4,516,365
2.910%, 1M LIBOR + 1.450%, 03/17/32 (144A) (b)	1,496,355	1,503,279
LCM, Ltd. 1.800%, 01/20/31	1,000,000	1,000,000
Long Point Park CLO, Ltd. 3.386%, 3M USD LIBOR + 1.700%, 01/17/30 (144A) (b)	1,000,000	1,000,000
Madison Park Funding, Ltd. 3.162%, 3M USD LIBOR + 1.700%, 07/27/30 (144A) (b)	1,600,000	1,613,162
3.812%, 3M USD LIBOR + 2.350%, 07/27/30 (144A) (b)	500,000	503,345
Morgan Stanley ABS Capital I, Inc. Trust 2.287%, 1M USD LIBOR + 0.735%, 01/25/35 (b)	217,261	216,915
Neuberger Berman CLO, Ltd. Zero Coupon, 3M USD LIBOR + 1.600%, 01/15/28 (144A) (b)	1,000,000	1,000,000
NZCG Funding, Ltd. 2.925%, 3M USD LIBOR + 1.550%, 04/27/27 (144A) (b)	4,969,875	4,980,431
Octagon Investment Partners LLC 3.763%, 3M USD LIBOR + 2.400%, 07/20/30 (144A) (b)	126,643	127,735
Octagon Investment Partners, Ltd. 2.543%, 3M USD LIBOR + 1.130%, 08/12/26 (144A) (b)	800,000	803,638
2.779%, 3M USD LIBOR + 1.420%, 07/15/27 (144A) (b)	3,645,114	3,648,453

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Structured Asset Investment Loan Trust 2.592%, 1M USD LIBOR + 1.040%, 12/25/34 (b)	219,865	$220,169
TCI-Cent CLO, Ltd. 3.717%, 3M USD LIBOR + 2.350%, 07/25/30 (144A) (b)	254,559	257,105
TCI-Flatiron CLO, Ltd. 2.987%, 3M USD LIBOR + 1.850%, 11/17/30 (144A) (b)	500,000	498,978
Towd Point Mortgage Trust 2.152%, 02/25/57 (144A) (b)	2,120,664	2,123,253
2.250%, 07/25/56 (144A) (b)	3,756,184	3,725,539
2.500%, 10/25/56 (144A) (b)	2,645,955	2,626,908
2.750%, 10/25/56 (144A) (b)	7,180,324	7,171,109
2.750%, 04/25/57 (144A) (b)	3,108,037	3,105,689
2.750%, 06/25/57 (144A) (b)	5,573,665	5,550,506
3.000%, 03/25/54 (144A) (b)	848,736	852,409
Voya CLO, Ltd. 3.668%, 3M USD LIBOR + 2.350%, 07/20/30 (144A) (b)	221,301	223,498
West CLO, Ltd. 2.704%, 3M USD LIBOR + 1.350%, 07/18/26 (144A) (b)	1,230,000	1,228,839
3.204%, 3M USD LIBOR + 1.850%, 07/18/26 (144A) (b)	2,170,000	2,165,732

		99,360,731

Total Asset-Backed Securities (Cost $141,617,221)		142,088,615

Floating Rate Loans (g)—6.3%

Aerospace/Defense—0.2%
FGI Operating Co. LLC Term Loan, 5.819%, 1M LIBOR + 4.250%, 04/19/19	3,621,209	2,199,885

Air Freight & Logistics—0.2%
XPO Logistics, Inc. Term Loan B, 3.599%, 3M LIBOR + 2.250%, 11/01/21	1,630,103	1,641,952

Airlines—0.0%
Air Canada Term Loan B, 3.745%, 3M LIBOR + 2.250%, 10/06/23	32,951	33,167

Auto Manufacturers—0.1%
Navistar International Corp. Term Loan B, 4.900%, 1M LIBOR + 3.500%, 08/07/20	846,911	851,276

Auto Parts & Equipment—0.0%
TI Group Automotive Systems LLC Term Loan, 4.319%, 1M LIBOR + 2.750%, 06/30/22	78,023	78,583

Chemicals—0.2%
Ashland, Inc. Term Loan B, 3.572%, 3M LIBOR + 2.000%, 05/17/24	1,386,770	1,396,088
Chemours Company (The) Term Loan B, 4.070%, 1M LIBOR + 2.500%, 05/12/22	444,723	448,985
OCI Beaumont LLC Term Loan B3, 8.172%, 3M LIBOR + 6.750%, 08/20/19	576,085	581,846

		2,426,919

Coal—0.1%
Bowie Resource Holdings LLC 1st Lien Term Loan, 7.319%, 1M LIBOR + 5.750%, 08/14/20 (h)	1,283,750	1,256,870
2nd Lien Delayed Draw Term Loan, 12.319%, 1M LIBOR + 10.750%, 02/16/21 (h)	371,429	358,429

		1,615,299

Commercial Services—0.5%
Avis Budget Car Rental LLC Term Loan B, 3.700%, 3M LIBOR + 2.000%, 03/15/22	1,185,962	1,187,568
Hertz Corp. (The) Term Loan B, 4.320%, 1M LIBOR + 2.750%, 06/30/23	1,682,872	1,681,469
Onsite Rental Group Pty, Ltd. Term Loan B, 1.377%, PIK, 10/26/23 (e)	882,507	650,849
Term Loan B, 6.052%, 1M LIBOR + 4.500%, 10/26/22	645,477	639,022
WEX, Inc. Term Loan B2, 4.319%, 1M LIBOR + 2.750%, 06/30/23	1,285,233	1,293,380

		5,452,288

Computers—0.2%
Abacus Innovations Corp. Term Loan B, 3.625%, 1M LIBOR + 2.000%, 08/16/23	187,675	189,599
Sungard Availability Services Capital, Inc. Term Loan B, 6.569%, 1M LIBOR + 5.000%, 03/31/19	1,525,419	1,472,029
Western Digital Corp. Term Loan B3, 3.569%, 1M LIBOR + 2.000%, 04/29/23	548,925	551,784

		2,213,412

Diversified Financial Services—0.3%
Doncasters Finance U.S. LLC Term Loan, 5.193%, 3M LIBOR + 3.500%, 04/09/20	994,647	965,637
Lightstone Generation LLC Term Loan B, 6.069%, 1M LIBOR + 4.500%, 01/30/24	2,287,816	2,300,826
Term Loan C, 6.069%, 1M LIBOR + 4.500%, 01/30/24	145,270	146,096

		3,412,559

Electric—0.1%
EFS Cogen Holdings I LLC Term Loan B, 4.950%, 3M LIBOR + 3.250%, 06/28/23	108,242	109,482
NRG Energy, Inc. Term Loan B, 3.943%, 3M LIBOR + 2.250%, 06/30/23	1,295,325	1,297,536

		1,407,018

Entertainment—0.3%
Greektown Holdings LLC Term Loan B, 4.319%, 1M LIBOR + 2.750%, 03/21/24	3,027,430	3,028,374
Lions Gate Entertainment Corp. Term Loan A, 3.569%, 1M LIBOR + 2.000%, 12/08/21	428,619	429,690

		3,458,064

Food—0.5%
Aramark Services, Inc. Term Loan B1, 3.569%, 1M LIBOR + 2.000%, 03/11/25	192,805	194,131

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (g)—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
JBS USA LLC Term Loan B, 4.100%, 3M LIBOR + 2.500%, 10/30/22	4,357,650	$4,284,659
Post Holdings, Inc. Incremental Term Loan, 3.820%, 1M LIBOR + 2.250%, 05/24/24	1,095,987	1,101,010

		5,579,800

Forest Products & Paper—0.2%
Appvion, Inc. Term Loan, 8.052%, 1M LIBOR + 6.500%, 07/02/18	1,033,832	1,036,417
Caraustar Industries, Inc. Term Loan B, 7.193%, 3M LIBOR + 5.500%, 03/14/22	1,181,030	1,185,459

		2,221,876

Healthcare-Services—0.4%
Cyanco Intermediate Corp. Term Loan B, 6.069%, 1M LIBOR + 4.500%, 05/01/20	1,810,615	1,837,774
INC Research LLC Term Loan B, 3.819%, 1M LIBOR + 2.250%, 08/01/24	606,059	607,802
U.S. Renal Care, Inc. Term Loan B, 5.943%, 3M LIBOR + 4.250%, 12/31/22	1,504,769	1,486,336

		3,931,912

Hotels, Restaurants & Leisure—0.1%
Aristocrat Leisure, Ltd. Term Loan, 3.357%, 09/19/24	738,000	740,883
Eldorado Resorts LLC Term Loan B, 3.769%, 1M LIBOR + 2.250%, 04/17/24	661,481	662,928

		1,403,811

Household Products/Wares—0.1%
Spectrum Brands, Inc. Term Loan B, 3.490%, 2M LIBOR + 2.000%, 06/23/22	1,430,758	1,440,351

Industrial Conglomerates—0.1%
OSG Bulk Ships, Inc. Term Loan, 5.650%, 3M LIBOR + 4.250%, 08/05/19	764,336	741,406

Internet Software & Services—0.1%
Rackspace Hosting, Inc. 1st Lien Term Loan, 4.385%, 3M LIBOR + 3.000%, 11/03/23	1,119,518	1,120,762

Investment Company Security—0.1%
FinCo I LLC Term Loan B, 2.750%, 1M LIBOR + 2.750%, 06/14/22	1,595,353	1,616,292

IT Services—0.1%
Global Payments, Inc. Term Loan A2, 3.319%, 1W LIBOR + 1.750%, 05/02/22	523,276	523,685

Leisure Time—0.0%
Aristocrat Leisure, Ltd. Term Loan B, 3.363%, 3M LIBOR + 2.000%, 10/20/21	111,482	112,156

Machinery—0.2%
Allison Transmission, Inc. Term Loan B3, 3.570%, 1M LIBOR + 2.000%, 09/23/22	706,023	712,152
Harsco Corp. Term Loan B, 4.625%, 1M LIBOR + 3.000%, 12/05/24	194,108	196,777
UTEX Industries, Inc. 1st Lien Term Loan, 5.569%, 1M LIBOR + 4.000%, 05/22/21	748,242	733,278

		1,642,207

Media—0.2%
Altice U.S. Finance I Corp. Term Loan, 3.819%, 1M LIBOR + 2.250%, 07/28/25	166,367	166,034
AMC Entertainment, Inc. Term Loan, 3.727%, 1M LIBOR + 2.250%, 12/15/22	1,290,622	1,297,651
Term Loan B, 3.727%, 1M LIBOR + 2.250%, 12/15/23	426,387	427,453

		1,891,138

Oil & Gas—0.5%
Fieldwood Energy LLC 1st Lien Term Loan, 4.568%, 3M LIBOR + 2.875%, 09/28/18 (h)	3,636,576	3,536,570
Oxbow Carbon LLC 1st Lien Term Loan, 12/14/22 (i)	480,000	483,900
Term Loan A, 12/05/24 (i)	880,000	881,100
Term Loan B, 7.000%, PRIME + 2.500%, 01/19/20	471,586	472,175

		5,373,745

Oil & Gas Services—0.1%
Navios Maritime Midstream Partners L.P. Term Loan B, 6.130%, 3M LIBOR + 4.500%, 06/18/20	848,338	846,217

Pharmaceuticals—0.1%
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 5.875%, 1M LIBOR + 4.250%, 04/29/24	382,230	385,131
RPI Finance Trust Term Loan A3, 3.443%, 3M LIBOR + 1.750%, 10/14/21	239,376	239,824
Valeant Pharmaceuticals International, Inc. Term Loan B, 4.940%, 1M LIBOR + 3.500%, 04/01/22	470,445	478,006

		1,102,961

Retail—0.7%
Ascena Retail Group, Inc. Term Loan B, 6.125%, 1M LIBOR + 4.500%, 08/21/22	2,261,969	1,885,917
Evergreen Acqco 1 L.P. Term Loan, 5.113%, 3M LIBOR + 3.750%, 07/09/19	2,478,479	2,339,064
Harbor Freight Tools USA, Inc. Term Loan B, 4.819%, 1M LIBOR + 3.250%, 08/18/23	1,199,872	1,209,340
PetSmart, Inc. Term Loan B2, 4.570%, 1M LIBOR + 3.000%, 03/11/22	1,905,280	1,535,538
Smart & Final Stores LLC 1st Lien Term Loan, 5.193%, 3M LIBOR + 3.500%, 11/15/22	628,686	616,898

		7,586,757

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (g)—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—0.1%
MKS Instruments, Inc. Term Loan B3, 3.569%, 1W LIBOR + 2.000%, 05/01/23	113,426	$114,632
ON Semiconductor Corp. 1st Lien Term Loan, 3.569%, 1M LIBOR + 2.000%, 03/31/23	1,184,893	1,191,929

		1,306,561

Software—0.3%
BMC Software Finance, Inc. Revolver Term Loan, 0.500%, UNFND + 0.500%, 09/10/18 (j)	1,825,218	1,824,451
Quintiles IMS, Inc. Term Loan B2, 3.693%, 3M LIBOR + 2.000%, 01/17/25	1,812,543	1,822,456

		3,646,907

Telecommunications—0.2%
CommScope, Inc. Term Loan B5, 3.383%, 3M LIBOR + 2.000%, 12/29/22	344,700	347,142
Consolidated Communications, Inc. Term Loan B, 4.570%, 1M LIBOR + 3.000%, 10/04/23	161,056	158,902
CSC Holdings LLC 1st Lien Term Loan, 3.741%, 1M LIBOR + 2.250%, 07/17/25	1,801,061	1,796,108
Global Tel*Link Corp. 1st Lien Term Loan, 5.693%, 3M LIBOR + 4.000%, 05/23/20	184,273	185,252

		2,487,404

Total Floating Rate Loans (Cost $71,788,100)		69,366,370

Mortgage-Backed Securities—3.3%

Collateralized Mortgage Obligations—1.7%
Adjustable Rate Mortgage Trust 3.634%, 02/25/35 (b)	1,754,713	1,749,184
American Home Mortgage Investment Trust 3.073%, 6M USD LIBOR + 1.500%, 10/25/34 (b)	1,037,871	1,026,860
CHL Mortgage Pass-Through Trust 3.133%, 07/25/34 (b)	606,836	607,657
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, 09/25/19	137,745	141,439
Freddie Mac Structured Agency Credit Risk Debt Notes 4.802%, 1M USD LIBOR + 3.250%, 05/25/25 (b)	1,960,000	2,223,724
Impac Secured Assets Corp. 2.317%, 1M USD LIBOR + 0.765%, 02/25/35 (b)	1,120,000	1,120,726
MASTR Alternative Loan Trust 5.000%, 02/25/18	14,530	15,202
5.000%, 08/25/18	65,332	65,445
5.500%, 12/25/18	46,780	46,856
5.500%, 04/25/19	128,415	129,576
5.522%, 11/25/19 (b)	173,856	175,829
Merrill Lynch Mortgage Investors Trust 2.292%, 1M USD LIBOR + 0.740%, 03/25/28 (b)	549,048	525,812
3.159%, 04/25/35 (b)	314,835	305,453

Collateralized Mortgage Obligations—(Continued)
New York Mortgage Trust 2.227%, 1M USD LIBOR + 0.675%, 02/25/36 (b)	356,993	319,786
Sequoia Mortgage Trust 2.141%, 1M USD LIBOR + 0.640%, 11/20/34 (b)	358,386	354,634
Structured Adjustable Rate Mortgage Loan Trust 1.992%, 1M USD LIBOR + 0.440%, 08/25/35 (b)	774,937	760,021
3.462%, 09/25/34 (b)	1,719,785	1,714,902
Structured Asset Mortgage Investments Trust 2.195%, 1M USD LIBOR + 0.700%, 02/19/35 (b)	669,050	661,815
WaMu Mortgage Pass-Through Certificates Trust 1.842%, 1M USD LIBOR + 0.290%, 07/25/45 (b)	1,048,166	1,032,515
1.882%, 1M USD LIBOR + 0.330%, 01/25/45 (b)	2,300,484	2,284,733
2.012%, 1M USD LIBOR + 0.460%, 04/25/45 (b)	1,863,554	1,830,225
Wells Fargo Mortgage-Backed Securities Trust 3.252%, 02/25/35 (b)	926,088	943,436
3.473%, 06/25/35 (b)	629,278	632,882

		18,668,712

Commercial Mortgage-Backed Securities—1.6%
Banc of America Commercial Mortgage Trust 5.695%, 07/10/46 (b)	272,081	273,099
Bear Stearns Commercial Mortgage Securities Trust 5.107%, 10/12/42 (b)	800,000	727,844
CD Commercial Mortgage Trust 5.260%, 07/15/44 (b)	511,261	510,484
Citigroup Commercial Mortgage Trust 5.482%, 10/15/49	695,355	646,145
Colony Multifamily Mortgage Trust 2.543%, 04/20/50 (144A)	746,676	742,492
Core Industrial Trust 3.040%, 02/10/34 (144A)	2,110,000	2,143,407
CSAIL Commercial Mortgage Trust 0.854%, 06/15/57 (b) (k)	15,816,034	711,889
GE Commercial Mortgage Corp. Trust 5.606%, 12/10/49 (b)	960,000	971,688
Greenwich Capital Commercial Mortgage Trust 5.767%, 07/10/38 (b)	1,922,384	1,817,640
GS Mortgage Securities Corp. II 0.883%, 05/10/50 (b) (k)	19,929,183	865,182
JPMorgan Chase Commercial Mortgage Securities Trust 5.700%, 12/15/44 (b)	1,385,109	1,381,523
LB-UBS Commercial Mortgage Trust 5.276%, 02/15/41 (b)	3,134	3,135
Merrill Lynch Mortgage Trust 5.362%, 11/12/37 (b)	618,197	617,463
Multi Security Asset Trust L.P. 5.880%, 11/28/35 (144A) (b)	3,854,329	3,871,842
Resource Capital Corp., Ltd. 2.877%, 1M LIBOR + 1.400%, 08/15/32 (144A) (b)	340,126	339,840
Wachovia Bank Commercial Mortgage Trust 5.946%, 10/15/35 (144A) (b)	236,373	238,873
Wells Fargo Commercial Mortgage Trust 1.654%, 11/15/49 (b) (k)	14,309,617	1,378,176

		17,240,722

Total Mortgage-Backed Securities (Cost $36,043,693)		35,909,434

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

Investment Company Security—1.6%

Security Description	Shares/ Principal Amount*	Value
PowerShares Senior Loan Portfolio (Cost $17,811,805)	770,000	$17,740,800

Foreign Government—1.4%

Sovereign—1.4%
Brazil Notas do Tesouro Nacional 6.000%, 08/15/18 (BRL) (d)	600,000	570,348
10.000%, 01/01/21 (BRL)	5,500,000	1,707,784
Export-Import Bank of China (The) 2.500%, 07/31/19 (144A)	4,000,000	4,000,644
Export-Import Bank of Korea 2.250%, 01/21/20	5,000,000	4,947,375
Indonesia Treasury Bond 8.250%, 07/15/21 (IDR)	16,800,000,000	1,331,122
Japan Bank for International Cooperation 2.125%, 06/01/20	1,700,000	1,689,766
Mexican Bonos 8.500%, 12/13/18 (MXN)	17,100,000	875,824

Total Foreign Government (Cost $14,736,934)		15,122,863

Municipals—1.0%
Industry Public Facilities Authority, Tax Allocation Revenue 3.389%, 01/01/20	3,525,000	3,567,053
San Jose Redevelopment Agency Successor Agency, Tax Allocation Revenue 2.480%, 08/01/21	650,000	648,512
2.630%, 08/01/22	2,165,000	2,166,559
State of Pennsylvania, General Obligation, Ltd. 5.000%, 01/15/20	2,800,000	2,973,460
State of Texas, General Obligation Unlimited 5.000%, 04/01/21	1,185,000	1,308,690

Total Municipals (Cost $10,768,884)		10,664,274

Common Stocks—0.1%

Diversified Financial Services—0.0%
Edcon Holdings, Ltd. (h) (l) (m)	8,217,950	6,642
Edcon Holdings, Ltd. (h) (l) (m)	817,800	661

		7,303

Oil, Gas & Consumable Fuels—0.1%
Energy XXI Gulf Coast, Inc. (n)	25,682	147,415
Halcon Resources Corp. (c) (n)	65,445	495,418
Linn Energy, Inc. (n)	7,248	291,732

		934,565

Paper & Forest Products—0.0%
Verso Corp. - Class A (n)	1,665	29,254

Total Common Stocks (Cost $2,782,833)		971,122

Warrant—0.0%
Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—0.0%
Halcon Resources Corp., Expires 09/09/20 (n)	5,835	4,143

Paper & Forest Products—0.0%
Verso Corp., Expires 07/25/23 (n)	175	44

Total Warrants (Cost $0)		4,187

Short-Term Investments—3.0%

Discount Note—2.0%
Federal Home Loan Bank 0.532%, 01/02/18 (o)	22,255,000	22,254,351

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $10,345,946 on 01/02/18, collateralized by $10,615,000 U.S. Treasury Note at 1.875% due 02/28/22 with a value of $10,556,830.	10,345,486	10,345,486

Total Short-Term Investments (Cost $32,599,837)		32,599,837

Securities Lending Reinvestments (p)—8.2%

Certificates of Deposit—4.6%
Agricultural Bank of China 1.870%, 02/15/18	4,000,000	4,000,116
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (b)	1,500,000	1,499,945
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (b)	2,500,000	2,500,155
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (b)	2,500,000	2,500,320
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (b)	3,000,000	3,000,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (b)	3,000,000	3,000,150
KBC Bank NV Zero Coupon, 02/26/18	2,987,286	2,992,350
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (b)	2,000,000	1,999,808
1.769%, 1M LIBOR + 0.200%, 05/30/18 (b)	1,500,000	1,499,883
Mizuho Bank, Ltd., New York 1.644%, 1M LIBOR + 0.200%, 02/12/18 (b)	2,500,000	2,500,499
1.769%, 1M LIBOR + 0.200%, 05/29/18 (b)	1,500,000	1,499,883
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (b)	4,500,000	4,500,117
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (b)	4,000,000	3,999,912
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (b)	1,500,000	1,499,949
Standard Chartered plc 1.460%, 02/02/18	2,000,000	1,999,744

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (p)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (b)	100,000	$99,969
Sumitomo Mitsui Banking Corp., London 1.741%, 1M LIBOR + 0.230%, 05/21/18 (b)	1,000,000	1,000,000
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (b)	2,000,000	1,999,688
1.579%, 1M LIBOR + 0.200%, 02/05/18 (b)	1,000,000	1,000,035
1.661%, 1M LIBOR + 0.170%, 02/16/18 (b)	1,000,000	1,000,069
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (b)	3,000,000	3,000,300
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (b)	1,500,000	1,499,934
1.800%, 1M LIBOR + 0.340%, 03/13/18 (b)	600,000	600,206
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (b)	1,000,000	999,924

		50,192,956

Commercial Paper—2.1%
Bank of China, Ltd. 1.900%, 02/12/18	2,990,183	2,994,141
Canadian Imperial Bank 1.700%, 03/19/18	1,493,342	1,494,665
China Construction Bank 1.700%, 01/24/18	1,995,372	1,997,750
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (b)	1,500,000	1,500,111
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	2,491,189	2,493,940
Kells Funding LLC 1.400%, 03/01/18	1,985,767	1,994,944
Macquarie Bank, Ltd., London 1.620%, 03/06/18	995,950	997,181
Toyota Motor Credit Corp. 1.750%, 03/08/18	3,983,861	3,988,864
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18	6,000,000	5,999,832

		23,461,428

Repurchase Agreements—1.0%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $381,192 on 01/02/18, collateralized by $385,151 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $389,060.	381,118	381,118
Deutsche Bank AG, London Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $505,554 on 04/03/18, collateralized by $3,176 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $556,111.	500,000	500,000

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $6,080,113 on 04/02/18, collateralized by various Common Stock with a value of $6,600,000.	6,000,000	6,000,000
Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $720,034 on 04/02/18, collateralized by various Common Stock with a value of $770,000.	700,000	700,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $2,000,340 on 01/02/18, collateralized by $3,024,213 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $2,040,347.	2,000,000	2,000,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $1,811,628 on 01/02/18, collateralized by various Common Stock with a value of $2,004,574.	1,800,000	1,800,000

		11,381,118

Time Deposits—0.5%
Australia New Zealand Bank 1.330%, 01/02/18	1,000,000	1,000,000
Bank of Montreal 1.400%, 01/03/18	100,000	100,000
Nordea Bank New York 1.300%, 01/02/18	1,000,000	1,000,000
OP Corporate Bank plc 1.990%, 01/12/18	1,000,000	1,000,000
Royal Bank of Canada New York 1.350%, 01/02/18	2,000,000	2,000,000
Standard Chartered plc 1.490%, 01/02/18	200,000	200,000

		5,300,000

Total Securities Lending Reinvestments (Cost $90,332,663)		90,335,502

Total Investments—110.6% (Cost $1,214,346,313)		1,210,998,439
Unfunded Loan Commitments—(0.2)% (Cost $(1,825,218))		(1,825,218)
Net Investments—110.4% (Cost $1,212,521,095)		1,209,173,221
Other assets and liabilities (net)—(10.4)%		(113,925,329)

Net Assets—100.0%		$1,095,247,892

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $87,744,375 and the collateral received consisted of cash in the amount of $90,304,068. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(d)	Principal amount of security is adjusted for inflation.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2017, the market value of restricted securities was $107,954, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(g)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	Illiquid security. As of December 31, 2017, these securities represent 0.5% of net assets.
(i)	This loan will settle after December 31, 2017, at which time the interest rate will be determined.
(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	Interest only security.
(l)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(m)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent less than 0.05% of net assets.
(n)	Non-income producing security.
(o)	The rate shown represents current yield to maturity.
(p)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $209,967,540, which is 19.2% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
KSouth Africa, Ltd., 25.000%, 12/31/22	06/30/17	$108,685	$108,685	$92,382
KSouth Africa, Ltd., 3.000%, 12/31/22	04/15/13	622,872	1,282,934	15,572

				$107,954

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 30 Yr. Pool	3.500%	TBA	$(16,002,000)	$(16,427,053)	$(16,429,554)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	1,300,000	DBAG	04/19/18	$1,535,300	$34,822
IDR	9,730,000,000	JPMC	04/12/18	705,584	4,995
INR	81,900,000	JPMC	04/12/18	1,225,314	42,214
INR	51,540,000	DBAG	04/19/18	780,672	16,302
INR	45,300,000	JPMC	04/19/18	686,468	14,017
JPY	85,900,000	JPMC	04/19/18	768,584	(1,919)
JPY	159,000,000	JPMC	04/19/18	1,411,702	7,386
MXN	26,200,000	JPMC	04/12/18	1,374,030	(64,926)
MXN	101,300,000	JPMC	04/19/18	5,152,568	(97,357)
NOK	9,100,000	JPMC	04/19/18	1,105,375	6,350
PLN	3,130,000	JPMC	04/19/18	880,574	19,096
SEK	9,200,000	JPMC	04/19/18	1,109,369	19,631

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	1,931,148	DBAG	04/19/18	$1,513,209	$6,754
AUD	4,000,000	JPMC	04/19/18	3,134,760	14,429
CAD	3,760,000	JPMC	04/19/18	2,995,787	617
EUR	253,765	BBP	04/19/18	301,152	(5,342)
EUR	2,962,067	CBNA	04/19/18	3,515,737	(61,808)
EUR	3,500,000	DBAG	04/19/18	4,154,115	(73,138)
EUR	2,771,294	DBAG	04/19/18	3,289,221	(57,910)
EUR	2,813,000	GSBU	04/19/18	3,338,243	(59,260)
EUR	2,576,608	JPMC	04/19/18	3,058,511	(53,481)
EUR	1,035,310	JPMC	04/19/18	1,228,944	(21,489)
GBP	1,310,000	DBAG	04/19/18	1,733,339	(41,790)
JPY	99,997,600	CBNA	04/19/18	903,591	11,104
JPY	88,300,000	HSBC	04/19/18	797,651	9,566
JPY	361,284,375	JPMC	04/19/18	3,245,400	20,906
JPY	73,371,250	JPMC	04/19/18	662,784	7,940

Net Unrealized Depreciation					$(302,291)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Canada Government Bond 10 Year Futures	03/20/18	31	CAD	4,178,180	$(38,317)
U.S. Treasury Note 2 Year Futures	03/29/18	951	USD	203,618,016	(455,970)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	03/20/18	(43)	USD	(5,334,016)	6,611
U.S. Treasury Note 5 Year Futures	03/29/18	(151)	USD	(17,540,773)	27,935

Net Unrealized Depreciation					$(459,741)

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation(1)
Pay	3M LIBOR	Quarterly	1.626%	Quarterly	03/20/18	CBNA	Markit iBoxx USD Liquid High Yield Index	USD 2,350,000	$59,949	$—	$59,949
Pay	3M LIBOR	Quarterly	1.626%	Quarterly	06/20/18	CBNA	Markit iBoxx USD Liquid High Yield Index	USD 2,350,000	75,548	—	75,548

Totals									$135,497	$—	$135,497

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	2.000%	Semi-Annually	12/20/19	USD	21,800,000	$(26,341)	$129,405	$(155,746)
Pay	3M LIBOR	Quarterly	2.000%	Semi-Annually	12/20/19	USD	21,900,000	(26,462)	85,045	(111,507)
Receive	3M CPURNSA	Maturity	1.960%	Maturity	08/31/24	USD	21,900,000	336,442	—	336,442

Totals								$283,639	$214,450	$69,189

Centrally Cleared Credit Default Swaps on Credit Indices, Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
CDX.NA.HY.29	(5.000%)	Quarterly	12/20/22	3.070%	USD	4,700,000	$(389,264)	$(347,565)	$(41,699)
ITRX.EUR.28	(1.000%)	Quarterly	12/20/22	0.451%	EUR	20,600,000	(670,287)	(548,043)	(122,244)
Olin Corp. 5.500%, due 08/15/22	(1.000%)	Quarterly	12/20/21	0.627%	USD	1,000,000	(14,198)	25,262	(39,460)
Republic of Turkey 11.875%, due 01/15/30	(1.000%)	Quarterly	12/20/22	1.639%	USD	420,000	12,350	16,237	(3,887)

Totals							$(1,061,399)	$(854,109)	$(207,290)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
CDX.EM.28	1.000%	Quarterly	12/20/22	1.196%	USD	2,716,000	$(24,426)	$(96,961)	$72,535
CDX.NA.IG.29	1.000%	Quarterly	12/20/22	0.491%	USD	22,900,000	545,673	479,165	66,508

Totals							$521,247	$382,204	$139,043

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
AES Corp. 1.000%, due 06/01/19	(5.000%)	Quarterly	06/20/21	JPMC	0.778%	USD	600,000	$(84,830)	$(63,915)	$(20,915)
AES Corp. 1.000%, due 06/01/19	(5.000%)	Quarterly	06/21/21	JPMC	0.779%	USD	500,000	(70,723)	(56,973)	(13,750)
AES Corp. 1.000%, due 06/01/19	(5.000%)	Quarterly	06/21/21	JPMC	0.779%	USD	500,000	(70,723)	(51,976)	(18,747)
AES Corp. 1.000%, due 06/01/19	(5.000%)	Quarterly	06/21/21	JPMC	0.779%	USD	1,500,000	(212,170)	(170,919)	(41,251)
AES Corp. 5.000%, due 06/20/22	(5.000%)	Quarterly	06/20/22	JPMC	1.231%	USD	1,300,000	(206,431)	(177,082)	(29,349)
AES Corp. 5.000%, due 06/20/22	(5.000%)	Quarterly	06/20/22	JPMC	1.231%	USD	2,000,000	(317,586)	(281,770)	(35,816)
Ally Financial, Inc. 7.150%, due 09/15/20	(5.000%)	Quarterly	12/20/22	CBNA	1.031%	USD	700,000	(129,124)	(131,667)	2,543
Ally Financial, Inc. 7.150%, due 09/15/20	(5.000%)	Quarterly	12/20/22	JPMC	1.031%	USD	330,000	(60,873)	(62,735)	1,862
Ally Financial, Inc. 7.150%, due 09/15/20	(5.000%)	Quarterly	12/20/22	JPMC	1.031%	USD	770,000	(142,036)	(145,434)	3,398
Best Buy Co., Inc. 5.500%, due 03/15/21	(5.000%)	Quarterly	06/20/22	BBP	0.803%	USD	350,000	(62,435)	(59,024)	(3,411)

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Best Buy Co., Inc. 5.500%, due 03/15/21	(5.000%)	Quarterly	06/20/22	CBNA	0.803%	USD	500,000	$(89,193)	$(85,097)	$(4,096)
Best Buy Co., Inc. 6.000%, due 06/20/22	(5.000%)	Quarterly	06/20/22	CBNA	0.803%	USD	660,000	(117,735)	(107,750)	(9,985)
Best Buy Co., Inc. 5.500%, due 03/15/21	(5.000%)	Quarterly	06/20/22	JPMC	0.803%	USD	650,000	(115,951)	(116,574)	623
CSC Holdings LLC 5.000%, due 09/20/18	(5.000%)	Quarterly	09/20/18	BBP	0.245%	USD	2,500,000	(86,559)	(146,999)	60,440
Gap, Inc. (The) 5.950%, due 04/12/21	(1.000%)	Quarterly	06/20/22	CBNA	0.912%	USD	185,000	(687)	11,373	(12,060)
Gap, Inc. (The) 5.950%, due 04/12/21	(1.000%)	Quarterly	06/20/22	CBNA	0.912%	USD	315,000	(1,170)	19,506	(20,676)
Gap, Inc. (The) 5.950%, due 04/12/21	(1.000%)	Quarterly	06/20/22	CBNA	0.912%	USD	475,000	(1,765)	30,384	(32,149)
Kohl’s Corp. 4.000%, 01/11/21	(1.000%)	Quarterly	06/20/22	BBP	1.350%	USD	1,025,000	15,057	59,662	(44,605)
L Brands, Inc. 8.500%, 06/15/19	(1.000%)	Quarterly	06/20/22	CBNA	1.389%	USD	975,000	15,920	65,133	(49,213)
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	Quarterly	06/20/18	CBNA	0.126%	USD	5,500,000	(127,919)	(628,661)	500,742
Macy’s Retail Holdings, Inc. 3.450%, 01/15/21	(1.000%)	Quarterly	06/20/22	BBP	2.301%	USD	925,000	49,399	68,500	(19,101)
Nabors Industries, Inc. 9.250%, due 01/15/19	(1.000%)	Quarterly	06/20/20	JPMC	2.039%	USD	975,000	24,108	26,968	(2,860)
Nabors Industries, Inc. 9.250%, due 01/15/19	(1.000%)	Quarterly	06/20/20	JPMC	2.039%	USD	975,000	24,108	24,413	(305)
Nabors Industries, Inc. 9.250%, due 01/15/19	(1.000%)	Quarterly	06/20/20	JPMC	3.870%	USD	775,000	87,523	19,417	68,106
Olin Corp. 5.500%, due 08/15/22	(1.000%)	Quarterly	06/20/21	CBNA	0.517%	USD	2,200,000	(35,718)	168,529	(204,247)
Springleaf Finance Corp. 5.000%, due 06/20/20	(5.000%)	Quarterly	06/20/20	BBP	1.285%	USD	600,000	(53,457)	(55,619)	2,162
Target Corp. 3.875%, due 07/15/20	(1.000%)	Quarterly	06/20/22	CBNA	0.437%	USD	310,000	(7,461)	(5,045)	(2,416)
Target Corp. 3.875%, due 07/15/20	(1.000%)	Quarterly	06/20/22	CBNA	0.437%	USD	615,000	(14,801)	(10,589)	(4,212)
Target Corp. 3.875%, due 07/15/20	(1.000%)	Quarterly	06/20/22	CBNA	0.437%	USD	620,000	(14,921)	(9,791)	(5,130)
Target Corp. 3.875%, due 07/15/20	(1.000%)	Quarterly	06/20/22	CBNA	0.437%	USD	630,000	(15,162)	(9,645)	(5,517)
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	Quarterly	03/20/19	BBP	1.490%	USD	1,800,000	(76,401)	(145,060)	68,659
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	Quarterly	03/20/19	CBNA	1.490%	USD	2,500,000	(106,113)	(220,999)	114,886

Totals								$(2,005,829)	$(2,249,439)	$243,610

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
American Tower Corp. 3.300%, due 02/15/21	1.000%	Quarterly	06/20/21	GSC	1.371%	USD	2,700,000	$(32,939)	$(12,706)	$(20,233)
Nabors Industries, Inc. 9.250%, due 01/15/19	1.000%	Quarterly	06/20/22	JPMC	3.870%	USD	775,000	(87,523)	(96,867)	9,344

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Nabors Industries, Inc. 9.250%, due 01/15/19	1.000%	Quarterly	06/20/22	JPMC	3.870%	USD	975,000	$(110,109)	$(125,396)	$15,287
Nabors Industries, Inc. 9.250%, due 01/15/19	1.000%	Quarterly	06/20/22	JPMC	3.870%	USD	975,000	(110,109)	(121,898)	11,789
Republic of Colombia 10.375%, due 01/28/33	1.000%	Quarterly	12/20/22	CBNA	1.045%	USD	1,100,000	(2,291)	(12,207)	9,916
Republic of Indonesia 5.875%, 03/13/20	1.000%	Quarterly	12/20/22	JPMC	0.855%	USD	1,100,000	7,429	(778)	8,207
Simon Property Group L.P. 4.375%, due 03/01/21	1.000%	Quarterly	06/20/22	CBNA	0.588%	USD	1,300,000	22,819	4,387	18,432
Simon Property Group L.P. 4.375%, due 03/01/21	1.000%	Quarterly	06/20/22	CBNA	0.588%	USD	650,000	11,410	1,228	10,182
Simon Property Group L.P. 4.375%, due 03/01/21	1.000%	Quarterly	06/20/22	JPMC	0.588%	USD	2,175,000	38,178	21,123	17,055
United Mexican States 4.150%, due 03/28/27	1.000%	Quarterly	12/20/22	CBNA	1.060%	USD	1,100,000	(3,050)	(5,738)	2,688
United Mexico States 5.950%, due 03/19/19	1.000%	Quarterly	06/20/20	CBNA	0.563%	USD	1,600,000	16,932	(20,033)	36,965

Totals								$(249,253)	$(368,885)	$119,632

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
Bespoke 3-7% CDX Tranche*	0.790%	Quarterly	06/20/19	CBNA	0.628%	USD	1,700,000	$4,040	$—	$4,040
Bespoke 5-8% CDX Tranche*	0.500%	Quarterly	06/20/18	CBNA	1.302%	USD	3,300,000	(12,616)	—	(12,616)
Bespoke 58% HY/42% IG 0-3% CDX Tranche*	1.000%	Quarterly	06/20/19	CBNA	8.613%	USD	570,000	(68,758)	(153,900)	85,142
Bespoke 6-10% CDX Tranche*	0.630%	Quarterly	12/20/18	CBNA	0.441%	USD	4,000,000	7,383	—	7,383
Bespoke Hong Kong 3-5% CDX Tranche*	1.000%	Quarterly	12/20/18	CBNA	1.135%	USD	3,000,000	(3,958)	(126,283)	122,325
Bespoke Verona 0-3% CDX Tranche*	0.000%	Quarterly	12/20/19	CBNA	11.091%	USD	900,000	(180,041)	(220,500)	40,459
Bespoke Verona 7-15% CDX Tranche*	0.400%	Quarterly	12/20/19	CBNA	0.365%	USD	1,650,000	1,142	—	1,142

Totals								$(252,808)	$(500,683)	$247,875

*	Represents a custom index comprised of a basket of underlying issuers.
(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA

(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.

Index Abbreviations

(CDX.EM)—	Markit Emerging Markets CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMT)—	Constant Maturity Treasury Index
(CPURNSA)—	U.S. Consumer Price Index for all Urban Consumers Non-Seasonally Adjusted
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.EUR)—	Markit iTraxx Europe Index
(LIBOR)—	London InterBank Offered Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$398,562,962	$—	$398,562,962
Total Corporate Bonds & Notes*	—	397,632,473	—	397,632,473
Total Asset-Backed Securities*	—	142,088,615	—	142,088,615
Total Floating Rate Loans (Less Unfunded Loan Commitments)*	—	67,541,152	—	67,541,152
Total Mortgage-Backed Securities*	—	35,909,434	—	35,909,434
Total Investment Company Security	17,740,800	—	—	17,740,800
Total Foreign Government*	—	15,122,863	—	15,122,863
Total Municipals	—	10,664,274	—	10,664,274
Common Stocks
Diversified Financial Services	—	—	7,303	7,303
Oil, Gas & Consumable Fuels	934,565	—	—	934,565
Paper & Forest Products	29,254	—	—	29,254
Total Common Stocks	963,819	—	7,303	971,122
Total Warrant*	4,187	—	—	4,187

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Discount Note	$—	$22,254,351	$—	$22,254,351
Repurchase Agreement	—	10,345,486	—	10,345,486
Total Short-Term Investments	—	32,599,837	—	32,599,837
Securities Lending Reinvestments
Certificates of Deposit	—	50,192,956	—	50,192,956
Commercial Paper	—	23,461,428	—	23,461,428
Repurchase Agreements	—	11,381,118	—	11,381,118
Time Deposits	—	5,300,000	—	5,300,000
Total Securities Lending Reinvestments	—	90,335,502	—	90,335,502
Total Net Investments	$18,708,806	$1,190,457,112	$7,303	$1,209,173,221

Collateral for Securities Loaned (Liability)	$—	$(90,304,068)	$—	$(90,304,068)
TBA Forward Sales Commitments	$—	$(16,429,554)	$—	$(16,429,554)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$236,129	$—	$236,129
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(538,420)	—	(538,420)
Total Forward Contracts	$—	$(302,291)	$—	$(302,291)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$34,546	$—	$—	$34,546
Futures Contracts (Unrealized Depreciation)	(494,287)	—	—	(494,287)
Total Futures Contracts	$(459,741)	$—	$—	$(459,741)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$475,485	$—	$475,485
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(474,543)	—	(474,543)
Total Centrally Cleared Swap Contracts	$—	$942	$—	$942
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$460,945	$—	$460,945
OTC Swap Contracts at Value (Liabilities)	—	(2,833,338)	—	(2,833,338)
Total OTC Swap Contracts	$—	$(2,372,393)	$—	$(2,372,393)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 3 to Level 1 in the amount of $548,442 were due to the lifting of a restriction and the resumption of trading activity which resulted in the availability of significant observable inputs.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b) (c)	$1,209,173,221
Cash	631,643
Cash denominated in foreign currencies (d)	2,336,478
Cash collateral (e)	5,077,551
OTC swap contracts at market value (f)	460,945
Unrealized appreciation on forward foreign currency exchange contracts	236,129
Receivable for:
Investments sold	2,024,337
TBA securities sold (g)	16,442,611
Fund shares sold	36,043
Principal paydowns	121,574
Interest	5,863,043
Variation margin on futures contracts	39,172
Interest on OTC swap contracts	7,875
Variation margin on centrally cleared swap contracts	47,572
Prepaid expenses	2,902

Total Assets	1,242,501,096
Liabilities
Forward sales commitments, at value	16,429,554
OTC swap contracts at market value (h)	2,833,338
Unrealized depreciation on forward foreign currency exchange contracts	538,420
Collateral for securities loaned	90,304,068
Payables for:
Investments purchased	8,859,955
TBA securities purchased	27,188,954
Fund shares redeemed	198,504
Foreign taxes	20,431
Variation margin on futures contracts	4,621
Interest on forward sales commitments	15,558
Interest on OTC swap contracts	44,951
Accrued Expenses:
Management fees	396,557
Distribution and service fees	61,733
Deferred trustees’ fees	112,990
Other expenses	243,570

Total Liabilities	147,253,204

Net Assets	$1,095,247,892

Net Assets Consist of:
Paid in surplus	$1,151,235,330
Undistributed net investment income	20,392,450
Accumulated net realized loss	(72,976,238)
Unrealized depreciation on investments, futures contracts, swap contracts, forward foreign currency transactions and foreign currency transactions (i)	(3,403,650)

Net Assets	$1,095,247,892

Net Assets
Class A	$805,107,373
Class B	290,140,519
Capital Shares Outstanding*
Class A	83,733,208
Class B	30,345,328
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.62
Class B	9.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,212,521,095.
(b)	Investments at value is net of unfunded loan commitments of $1,825,218.
(c)	Includes securities loaned at value of $87,744,375.
(d)	Identified cost of cash denominated in foreign currencies was $2,326,973.
(e)	Includes collateral of $429,797 for futures contracts, $2,610,000 for OTC swap contracts and $2,037,754 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $270,020.
(g)	Amount represents TBA forward sale commitments
(h)	Net premium received on OTC swap contracts was $3,389,027.
(i)	Includes foreign capital gains tax of $20,431.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends	$213,719
Interest (a)	27,993,721
Securities lending income	344,660

Total investment income	28,552,100
Expenses
Management fees	5,416,185
Administration fees	34,561
Custodian and accounting fees	213,124
Distribution and service fees—Class B	723,584
Audit and tax services	102,440
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	41,276
Insurance	7,206
Miscellaneous	19,044

Total expenses	6,647,212
Less management fee waiver	(283,329)

Net expenses	6,363,883

Net Investment Income	22,188,217

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,588,572)
Purchased options	(45,820)
Futures contracts	(1,497,324)
Swap contracts	(406,814)
Foreign currency transactions	532,830
Forward foreign currency transactions	1,942,114

Net realized loss	(2,063,586)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	2,741,054
Futures contracts	(624,812)
Swap contracts	(1,254,698)
Foreign currency transactions	(27,965)
Forward foreign currency transactions	(4,589,676)

Net change in unrealized depreciation	(3,756,097)

Net realized and unrealized loss	(5,819,683)

Net Increase in Net Assets From Operations	$16,368,534

(a)	Net of foreign withholding taxes of $29,474.
(b)	Includes change in foreign capital gains tax of $(16,441).

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,188,217	$23,610,626
Net realized loss	(2,063,586)	(14,459,662)
Net change in unrealized appreciation (depreciation)	(3,756,097)	29,974,104

Increase in net assets from operations	16,368,534	39,125,068

From Distributions to Shareholders
Net investment income
Class A	(13,246,156)	(26,223,897)
Class B	(4,085,536)	(8,415,210)

Total distributions	(17,331,692)	(34,639,107)

Increase (decrease) in net assets from capital share transactions	9,843,369	(377,924,885)

Total increase (decrease) in net assets	8,880,211	(373,438,924)

Net Assets
Beginning of period	1,086,367,681	1,459,806,605

End of period	$1,095,247,892	$1,086,367,681

Undistributed net investment income
End of period	$20,392,450	$11,951,500

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,250,845	$12,045,789	400,152	$3,851,582
Reinvestments	1,384,133	13,246,156	2,772,082	26,223,897
Redemptions	(2,156,710)	(20,816,406)	(40,132,261)	(388,920,164)

Net increase (decrease)	478,268	$4,475,539	(36,960,027)	$(358,844,685)

Class B
Sales	4,802,061	$46,067,354	4,464,755	$42,611,578
Reinvestments	428,702	4,085,536	893,334	8,415,210
Redemptions	(4,666,686)	(44,785,060)	(7,343,446)	(70,106,988)

Net increase (decrease)	564,077	$5,367,830	(1,985,357)	$(19,080,200)

Increase (decrease) derived from capital shares transactions		$9,843,369		$(377,924,885)

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.62	$9.62	$9.97	$10.08	$10.12

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.19	0.18	0.15	0.16
Net realized and unrealized gain (loss) on investments	(0.04)	0.12	(0.20)	(0.03)	(0.02)

Total from investment operations	0.16	0.31	(0.02)	0.12	0.14

Less Distributions
Distributions from net investment income	(0.16)	(0.31)	(0.33)	(0.23)	(0.18)

Total distributions	(0.16)	(0.31)	(0.33)	(0.23)	(0.18)

Net Asset Value, End of Period	$9.62	$9.62	$9.62	$9.97	$10.08

Total Return (%) (b)	1.68	3.30	(0.26)	1.17 (c)	1.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	0.54	0.53	0.53	0.55
Net ratio of expenses to average net assets (%) (d)	0.52	0.52	0.52	0.51	0.52
Ratio of net investment income to average net assets (%)	2.10	2.01	1.78	1.51	1.55
Portfolio turnover rate (%)	69 (e)	35	43	59	67
Net assets, end of period (in millions)	$805.1	$801.3	$1,156.0	$1,243.7	$1,075.7

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.57	$9.56	$9.92	$10.03	$10.08

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.17	0.15	0.13	0.13
Net realized and unrealized gain (loss) on investments	(0.05)	0.13	(0.21)	(0.02)	(0.01)

Total from investment operations	0.13	0.30	(0.06)	0.11	0.12

Less Distributions
Distributions from net investment income	(0.14)	(0.29)	(0.30)	(0.22)	(0.17)

Total distributions	(0.14)	(0.29)	(0.30)	(0.22)	(0.17)

Net Asset Value, End of Period	$9.56	$9.57	$9.56	$9.92	$10.03

Total Return (%) (b)	1.33	3.13	(0.62)	1.06	1.16

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.79	0.78	0.78	0.80
Net ratio of expenses to average net assets (%) (d)	0.77	0.77	0.77	0.76	0.77
Ratio of net investment income to average net assets (%)	1.85	1.76	1.53	1.26	1.32
Portfolio turnover rate (%)	69 (e)	35	43	59	67
Net assets, end of period (in millions)	$290.1	$285.1	$303.8	$330.2	$275.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 46% for the year ended December 31, 2017.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, defaulted bonds, premium amortization adjustments, adjustments to prior period accumulated balance, broker commission recapture and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

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TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2017, the Portfolio had open unfunded loan commitments of $1,825,218. At December 31, 2017, the Portfolio had sufficient cash and/or liquid securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $10,345,486. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $11,381,118. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

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Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(441,244)	$—	$—	$—	$(441,244)
Corporate Bonds & Notes	(38,201,016)	—	—	—	(38,201,016)
U.S. Treasury & Government Agencies	(51,661,808)	—	—	—	(51,661,808)
Total	$(90,304,068)	$—	$—	$—	$(90,304,068)
Total Borrowings	$(90,304,068)	$—	$—	$—	$(90,304,068)
Gross amount of recognized liabilities for securities lending transactions					$(90,304,068)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the

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Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio

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realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take

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delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Notes to Financial Statements—December 31, 2017—(Continued)

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$336,442	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$267,253
	Unrealized appreciation on futures contracts (b) (c)	34,546	Unrealized depreciation on futures contracts (b) (c)	494,287
Credit	OTC swap contracts at market value (d)	460,945	OTC swap contracts at market value (d)	2,833,338
	Unrealized appreciation on centrally cleared swap contracts (b) (a)	139,043	Unrealized depreciation on centrally cleared swap contracts (b) (a)	207,290
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	236,129	Unrealized depreciation on forward foreign currency exchange contracts	538,420

Total		$1,207,105		$4,340,588

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $7,875 and OTC swap interest payable of $44,874.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$64,456	$(64,456)	$—	$—
Citibank N.A.	226,247	(226,247)	—	—
Deutsche Bank AG	57,878	(57,878)	—	—
HSBC Bank plc	9,566	—	—	9,566
JPMorgan Chase Bank N.A.	338,927	(338,927)	—	—

	$697,074	$(687,508)	$—	$9,566

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Notes to Financial Statements—December 31, 2017—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$284,194	$(64,456)	$(219,738)	$—
Citibank N.A.	994,291	(226,247)	(768,044)	—
Deutsche Bank AG	172,838	(57,878)	—	114,960
Goldman Sachs USA Bank	92,199	—	—	92,199
JPMorgan Chase Bank N.A.	1,828,236	(338,927)	(1,489,309)	—

	$3,371,758	$(687,508)	$(2,477,091)	$207,159

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$—	$(45,820)	$—	$(45,820)
Forward foreign currency transactions	—	—	1,942,114	1,942,114
Futures contracts	(1,497,324)	—	—	(1,497,324)
Swap contracts	1,504,308	(2,147,429)	236,307	(406,814)

	$6,984	$(2,193,249)	$2,178,421	$(7,844)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(4,589,676)	$(4,589,676)
Futures contracts	(624,812)	—	—	(624,812)
Swap contracts	(1,254,838)	289,847	(289,707)	(1,254,698)

	$(1,879,650)	$289,847	$(4,879,383)	$(6,469,186)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased Options	$7,900,000
Forward foreign currency transactions	70,274,232
Futures contracts long	208,350,000
Futures contracts short	(39,058,333)
Swap contracts	123,875,694

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness

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Notes to Financial Statements—December 31, 2017—(Continued)

of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$448,381,119	$322,899,165	$361,309,001	$365,082,327

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Notes to Financial Statements—December 31, 2017—(Continued)

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2017 were as follows:

Purchases	Sales
$253,528,006	$242,693,608

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$5,416,185	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period December 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	$500 million to $1.5 billion
0.050%	Over $1.5 billion

Amounts waived for the year ended December 31, 2017 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period May 1, 2017 to April 30, 2018, Brighthouse Investment Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Brighthouse/Templeton International Bond Portfolio, a series of the Trust. An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of

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Notes to Financial Statements—December 31, 2017—(Continued)

Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,219,445,115
Gross unrealized appreciation	9,324,565
Gross unrealized depreciation	(18,309,606)

Net unrealized appreciation (depreciation)	$(8,985,041)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$17,331,692	$34,639,107	$—	$—	$17,331,692	$34,639,107

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$20,876,521	$—	$(9,003,410)	$(67,747,560)	$(55,874,449)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the accumulated short-term capital losses were $16,338,503 and the accumulated long-term capital losses were $ 51,409,057.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

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Notes to Financial Statements—December 31, 2017—(Continued)

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

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Brighthouse/Franklin Low Duration Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Franklin Low Duration Total Return Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Franklin Low Duration Total Return Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

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Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

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Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

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Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-42

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-43

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse/Franklin Low Duration Total Return Portfolio (formerly, Met/Franklin Low Duration Total Return Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index, for the one-, three-, and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees were above the medians for Expense Group, Expense Universe and Sub-advised Expense Universe. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the medians of the Expense Group and the Expense Universe and were equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective December 1, 2017.

BHFTI-44

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A and B shares of the Brighthouse/Templeton International Bond Portfolio returned 0.44% and 0.14%, respectively. The Portfolio’s benchmark, the Citigroup World Government Bond Index (WGBI) ex-U.S1, returned 10.33%.

MARKET ENVIRONMENT / CONDITIONS

The year began with a rally in emerging markets (“EM”), as fourth-quarter 2016 fears for potential trade shocks dissipated. Capital moved into undervalued markets at a pace not seen in a number of years. The strengthening trends in specific EMs largely continued throughout much of 2017, particularly in select areas of Latin America and Asia. Duration exposures around the world generally performed well during the year, as rates in developed markets remained relatively low or range-bound, while a number of EM local-currency markets saw declining yields and strengthening valuations.

The 10-year U.S. Treasury note reached its highest yield of 2017 at 2.62% on March 13, two days before the U.S. Federal Reserve (the “Fed”) made its first rate hike of 2017. However, yields declined in the second and third quarters as policy setbacks from the Trump administration and subdued inflation figures appeared to dampen expectations for higher rates. Those negative trends began to reverse in the fall months as Fed Chair Janet Yellen returned from Jackson Hole with more hawkish-sounding comments on the need to normalize monetary policy. Additionally, a moderate pickup in inflation, exceptional strength in U.S. labor markets, progress on tax reform and a new Fed Chair nomination (Jay Powell) appeared to push rate expectations higher. The Fed also began unwinding its nearly $4.5 trillion balance sheet in October. Ultimately, the Fed raised rates 25 basis points three times in 2017, as it indicated it would.

On the currency front, the U.S. dollar broadly weakened during much of the year, with notable weakness against the euro and Mexican peso during the summer months. Those trends reversed in September and October, before resuming over the final two months of the year, leaving the U.S. dollar broadly weaker in 2017.

In Europe, economic optimism surged in the summer months, driven by the cyclical upswing in eurozone growth as well as some political refortifying after Emmanuel Macron’s victory in the French election in May. The euro appreciated 14% against the U.S. dollar during the year. However, growing populist/nationalist movements in a number of countries continued to test the political cohesion across the eurozone. Angela Merkel’s win in the German election in September came with new uncertainties around forming a coalition government. In October, European Central Bank (the “ECB”) President Mario Draghi announced a reduction in the ECB’s bond-buying program, as expected, to €30 billion per month, down from a €60 billion monthly pace, scheduled to begin in January 2018. Draghi also indicated that rates would not be hiked until quantitative easing (“QE”) ends, implying that rates would likely remain unchanged in the upcoming year.

In Japan, Prime Minister Shinzo Abe’s political mandate was reaffirmed after his political coalition maintained its supermajority in October elections. The Bank of Japan continued to deploy massive levels of QE throughout 2017; however, the yen appreciated 3.7% against the U.S. dollar during the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the Portfolio’s relative underperformance was primarily due to currency positions, followed by interest-rate strategies. Sovereign credit exposures contributed to relative return. Among currencies, the Portfolio’s underweighted positions in the euro, the Japanese yen, and the Australian dollar detracted from relative performance, as did its lack of exposure to the British pound. However, overweight currency positions in Latin America (the Mexican peso) and Asia ex-Japan (the Indian rupee) contributed to relative results. Select overweight duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to relative performance, while underweight duration exposure in the United States and Europe detracted.

On the whole, we continued to position the Portfolio for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that can offer positive real yields without taking undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer-term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and yen, rising U.S.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

Treasury yields, and currency appreciation in select EM. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures. Derivative positions performed as expected during the reporting period.

Michael Hasenstab

Sonal Desai

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE CITIGROUP WORLD GOVERNMENT BOND INDEX EX-U.S.

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[2]
Brighthouse/Templeton International Bond Portfolio
Class A	0.44	0.03	4.28
Class B	0.14	-0.21	4.02
Citigroup World Government Bond Index (“WGBI”) ex-U.S.	10.33	-0.29	2.30

1 The Citigroup World Government Bond Index ex-U.S. is an index of bonds issued by governments primarily in Europe and Asia.

2 Inception date of the Class A and Class B shares is 5/1/2009. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Countries

% of Net Assets
United States	23.0
Mexico	20.4
South Korea	13.6
India	8.5
Republic of Korea	6.4
Thailand	4.7
Indonesia	4.5
Brazil	4.4
Colombia	4.0
Argentina	3.9

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.70%	$1,000.00	$990.20	$3.51
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

Class B (a)	Actual	0.95%	$1,000.00	$989.10	$4.76
	Hypothetical*	0.95%	$1,000.00	$1,020.42	$4.84

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2017

Foreign Government—74.0% of Net Assets

Security Description	Principal Amount*	Value

Argentina—3.9%
Argentine Bonos del Tesoro 15.500%, 10/17/26 (ARS)	437,168,000	$24,410,992
16.000%, 10/17/23 (ARS)	110,898,000	6,054,022
18.200%, 10/03/21 (ARS)	318,309,000	18,254,302
21.200%, 09/19/18 (ARS)	16,929,000	938,480
22.750%, 03/05/18 (ARS)	1,004,000	57,099
25.413%, BADLAR + 2.000%, 04/03/22 (ARS) (a)	20,147,000	1,069,920

		50,784,815

Brazil—4.4%
Brazil Letras do Tesouro Nacional
Zero Coupon, 07/01/20 (BRL)	83,081,000	20,395,708
Zero Coupon, 07/01/21 (BRL)	14,410,000	3,187,368
Brazil Notas do Tesouro Nacional 6.000%, 08/15/22 (BRL) (b)	4,846,000	4,671,252
10.000%, 01/01/19 (BRL)	6,700,000	2,079,063
10.000%, 01/01/21 (BRL)	36,775,000	11,418,864
10.000%, 01/01/23 (BRL)	51,875,000	15,829,327

		57,581,582

Colombia—4.0%
Colombian TES 6.000%, 04/28/28 (COP)	5,915,600,000	1,901,391
7.000%, 05/04/22 (COP)	653,000,000	229,190
7.000%, 06/30/32 (COP)	7,946,000,000	2,690,214
7.500%, 08/26/26 (COP)	9,819,300,000	3,504,769
7.750%, 09/18/30 (COP)	108,388,100,000	39,483,116
10.000%, 07/24/24 (COP)	10,589,000,000	4,277,818
Colombian TES Corto Plazo Zero Coupon, 03/13/18 (COP)	1,258,000,000	417,120

		52,503,618

Ghana—0.9%
Ghana Government Bonds 17.600%, 11/28/22 (GHS)	9,970,000	2,246,351
18.250%, 09/21/20 (GHS)	1,530,000	345,237
18.250%, 07/25/22 (GHS)	4,530,000	1,039,712
19.750%, 03/15/32 (GHS)	18,788,000	4,520,523
21.000%, 03/23/20 (GHS)	2,310,000	545,249
24.500%, 10/22/18 (GHS)	4,530,000	1,052,004
Ghana Treasury Notes 17.240%, 11/11/19 (GHS)	7,030,000	1,553,793

		11,302,869

India—8.5%
India Government Bonds 6.840%, 12/19/22 (INR)	365,000,000	5,645,810
7.680%, 12/15/23 (INR)	1,164,000,000	18,593,891
8.080%, 08/02/22 (INR)	1,344,000,000	21,741,099
8.120%, 12/10/20 (INR)	3,400,000,000	55,079,707
8.200%, 02/15/22 (INR)	547,000,000	8,857,891

		109,918,398

Indonesia—4.5%
Indonesia Treasury Bonds
5.625%, 05/15/23 (IDR)	96,951,000,000	6,999,980
7.000%, 05/15/22 (IDR)	81,607,000,000	6,255,484
8.375%, 03/15/24 (IDR)	81,624,000,000	6,688,812
8.375%, 09/15/26 (IDR)	45,918,000,000	3,823,904
8.375%, 03/15/34 (IDR)	49,720,000,000	4,086,073
8.750%, 05/15/31 (IDR)	22,479,000,000	1,930,203
9.000%, 03/15/29 (IDR)	11,396,000,000	991,374
10.000%, 09/15/24 (IDR)	186,070,000,000	16,368,880
10.000%, 02/15/28 (IDR)	34,960,000,000	3,215,483
10.500%, 08/15/30 (IDR)	2,470,000,000	236,496
11.500%, 09/15/19 (IDR)	7,238,000,000	583,823
12.800%, 06/15/21 (IDR)	78,179,000,000	7,002,781
12.900%, 06/15/22 (IDR)	1,823,000,000	169,304

		58,352,597

Mexico—20.4%
Mexican Bonos 4.750%, 06/14/18 (MXN)	455,600,000	22,865,849
5.000%, 12/11/19 (MXN)	753,040,000	36,454,604
6.500%, 06/10/21 (MXN)	687,730,000	33,782,277
8.000%, 06/11/20 (MXN)	431,860,000	22,058,568
8.500%, 12/13/18 (MXN)	114,740,000	5,876,731
Mexican Udibonos 2.500%, 12/10/20 (MXN) (b)	14,585,143	722,229
4.000%, 06/13/19 (MXN) (b)	18,476,096	946,982
Mexico Cetes 6.748%, 02/01/18 (MXN) (c)	2,819,816,000	14,243,423
6.766%, 04/26/18 (MXN) (c)	1,531,624,000	7,607,059
6.798%, 10/11/18 (MXN) (c)	1,022,027,000	4,908,848
6.812%, 08/16/18 (MXN) (c)	2,034,716,000	9,881,605
6.824%, 12/06/18 (MXN) (c)	1,171,700,000	5,566,178
6.825%, 01/04/18 (MXN) (c)	1,049,688,000	5,332,121
6.873%, 03/01/18 (MXN) (c)	4,161,537,000	20,902,821
6.905%, 03/28/18 (MXN) (c)	4,082,910,000	20,397,004
6.913%, 04/12/18 (MXN) (c)	5,100,150,000	25,402,054
6.920%, 03/15/18 (MXN) (c)	1,479,117,000	7,408,486
6.937%, 05/10/18 (MXN) (c)	737,292,000	3,651,606
6.958%, 05/24/18 (MXN) (c)	1,170,996,000	5,783,306
7.047%, 06/21/18 (MXN) (c)	1,239,060,000	6,084,864
7.059%, 06/07/18 (MXN) (c)	1,078,000,000	5,309,106

		265,185,721

Peru—0.2%
Peru Government Bond 7.840%, 08/12/20 (PEN)	5,663,000	1,943,035

Republic of Korea—6.4%
Korea Treasury Bonds 2.000%, 09/10/22 (KRW)	16,818,000,000	15,468,428
3.000%, 03/10/23 (KRW)	7,056,000,000	6,781,069
3.000%, 09/10/24 (KRW)	17,132,000,000	16,553,348
3.375%, 09/10/23 (KRW)	19,356,000,000	18,976,456
3.500%, 03/10/24 (KRW)	12,686,000,000	12,574,551
3.750%, 06/10/22 (KRW)	12,689,000,000	12,539,169

		82,893,021

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2017

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

South Africa—2.0%
Republic of South Africa Government Bonds 6.250%, 03/31/36 (ZAR)	30,466,000	$1,771,771
7.000%, 02/28/31 (ZAR)	35,057,000	2,359,426
8.000%, 01/31/30 (ZAR)	44,963,000	3,325,935
8.250%, 03/31/32 (ZAR)	117,253,000	8,674,220
8.500%, 01/31/37 (ZAR)	14,554,000	1,058,031
8.875%, 02/28/35 (ZAR)	92,755,000	7,047,176
10.500%, 12/21/26 (ZAR)	21,499,000	1,940,775

		26,177,334

South Korea—13.6%
Korea Treasury Bonds 1.375%, 09/10/21 (KRW)	100,181,400,000	90,543,566
1.875%, 03/10/22 (KRW)	71,589,000,000	65,626,828
4.250%, 06/10/21 (KRW)	20,715,400,000	20,599,260

		176,769,654

Thailand—4.7%
Thailand Government Bond 3.875%, 06/13/19 (THB)	1,900,000,000	60,340,595

Ukraine—0.5%
Ukraine Government International Bond Zero Coupon, 05/31/40 (144A)	12,785,000	7,034,256

Total Foreign Government (Cost $952,891,407)		960,787,495

Short-Term Investments—23.0%

Discount Note—15.2%
Federal Home Loan Bank 0.495%, 01/02/18 (c)	197,370,000	197,370,000

Repurchase Agreement—5.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $67,666,460 on 01/02/18, collateralized by $69,580,000 U.S. Treasury Note with rates ranging from 1.750% - 1.875%, maturity dates ranging from 02/28/22 - 03/31/22 with a value of $69,021,127	67,663,452	67,663,452

U.S. Treasury—2.6%
U.S. Treasury Bill 1.285%, 03/08/18 (c)	33,000,000	32,922,914

Total Short-Term Investments (Cost $297,950,353)		297,956,366

Total Investments—97.0% (Cost $1,250,841,760)		1,258,743,861
Other assets and liabilities (net)—3.0%		39,085,391

Net Assets—100.0%		$1,297,829,252

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Principal amount of security is adjusted for inflation.
(c)	The rate shown represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $7,034,256, which is 0.5% of net assets.

Top Industries as of December 31, 2017	% of Net Assets
Global Government Investment Grade	29.0%
Global Government High Yield	45.0%

74.0%

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	354,603,177	JPMC	06/04/18	USD	107,985,619	$(2,836,991)
IDR	1,027,733,773,145	JPMC	03/19/18	USD	76,730,907	(1,495,979)
INR	69,899,500	HSBC	02/08/18	USD	1,071,093	19,664
INR	14,658,000	JPMC	02/15/18	USD	224,954	3,563
INR	3,617,565,000	HSBC	05/16/18	USD	54,153,462	1,600,969

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	20,094,000	JPMC	02/15/18	USD	15,344,281	$(333,753)
AUD	5,331,000	CBNA	02/22/18	USD	3,937,636	(221,661)
AUD	383,100	CBNA	03/09/18	USD	287,676	(11,204)
AUD	190,000	CBNA	03/09/18	USD	142,667	(5,563)
AUD	26,541,000	CBNA	03/13/18	USD	19,710,806	(995,181)
AUD	39,798,000	JPMC	03/13/18	USD	29,450,520	(1,597,929)
AUD	960,000	JPMC	03/16/18	USD	715,536	(33,402)
AUD	29,844,000	JPMC	03/20/18	USD	22,402,399	(879,923)
AUD	20,094,000	JPMC	05/15/18	USD	15,336,846	(337,562)
EUR	3,672,600	JPMC	01/08/18	USD	4,342,868	(65,010)
EUR	263,000	SCB	01/08/18	USD	310,802	(4,853)
EUR	9,359,372	UBSA	01/08/18	USD	11,064,836	(168,341)
EUR	5,723,000	HSBC	01/10/18	USD	6,768,306	(101,293)
EUR	8,155,500	JPMC	01/10/18	USD	9,488,027	(301,422)
EUR	8,953,000	SCB	01/10/18	USD	10,546,634	(200,093)
EUR	3,078,169	JPMC	01/11/18	USD	3,639,397	(55,692)
EUR	1,529,000	BOA	01/16/18	USD	1,801,162	(34,799)
EUR	989,372	BOA	01/16/18	USD	1,165,480	(22,518)
EUR	11,794,825	DBAG	01/16/18	USD	13,963,421	(199,328)
EUR	3,821,000	HSBC	01/16/18	USD	4,551,461	(36,642)
EUR	1,565,000	JPMC	01/16/18	USD	1,864,796	(14,393)
EUR	446,000	SCB	01/16/18	USD	524,915	(10,624)
EUR	315,257	BOA	01/17/18	USD	376,196	(2,373)
EUR	3,280,343	GSC	01/17/18	USD	3,885,697	(53,430)
EUR	413,121	JPMC	01/17/18	USD	493,074	(3,013)
EUR	815,500	GSC	01/18/18	USD	967,786	(11,545)
EUR	6,585,520	JPMC	01/18/18	USD	7,816,584	(91,943)
EUR	4,631,000	MSC	01/18/18	USD	5,463,515	(97,837)
EUR	336,460	UBSA	01/18/18	USD	399,132	(4,921)
EUR	1,399,267	DBAG	01/22/18	USD	1,650,547	(30,210)
EUR	2,240,854	JPMC	01/22/18	USD	2,646,830	(44,817)
EUR	4,520,000	UBSA	01/22/18	USD	5,348,652	(80,638)
EUR	3,566,100	DBAG	01/24/18	USD	4,227,291	(56,691)
EUR	97,042,524	DBAG	01/30/18	USD	114,365,585	(2,252,169)
EUR	18,927,100	BOA	01/31/18	USD	22,074,677	(671,658)
EUR	4,635,008	BBP	01/31/18	USD	5,551,697	(18,594)
EUR	4,190,725	CBNA	01/31/18	USD	4,879,261	(157,096)
EUR	2,480,403	SCB	01/31/18	USD	2,959,741	(21,174)
EUR	2,659,000	GSC	02/02/18	USD	3,109,169	(86,746)
EUR	1,620,000	HSBC	02/02/18	USD	1,898,065	(49,051)
EUR	4,170,000	BOA	02/05/18	USD	4,880,401	(132,478)
EUR	2,021,800	DBAG	02/05/18	USD	2,365,708	(64,757)
EUR	3,488,374	BOA	02/06/18	USD	4,090,746	(102,971)
EUR	649,410	CBNA	02/07/18	USD	758,897	(21,867)
EUR	20,579,043	DBAG	02/07/18	USD	24,035,911	(705,607)
EUR	708,000	DBAG	02/09/18	USD	824,023	(27,280)
EUR	419,000	HSBC	02/12/18	USD	488,502	(15,394)
EUR	3,078,165	JPMC	02/12/18	USD	3,646,256	(55,588)
EUR	20,376,830	CBNA	02/14/18	USD	23,871,253	(637,024)
EUR	830,000	JPMC	02/14/18	USD	973,163	(25,122)
EUR	309,733	DBAG	02/15/18	USD	363,262	(9,292)
EUR	900,000	GSC	02/15/18	USD	1,056,015	(26,524)
EUR	9,836,708	BOA	02/16/18	USD	11,626,448	(206,037)
EUR	3,288,313	GSC	02/20/18	USD	3,902,899	(53,494)
EUR	815,500	GSC	02/20/18	USD	966,433	(14,751)
EUR	2,240,854	JPMC	02/20/18	USD	2,651,334	(44,790)
EUR	19,463,000	SCB	02/20/18	USD	23,108,128	(309,127)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	13,037,000	UBSA	02/20/18	USD	15,445,586	$(240,113)
EUR	2,341,000	BOA	02/22/18	USD	2,766,863	(50,077)
EUR	1,287,000	DBAG	02/22/18	USD	1,520,745	(27,910)
EUR	3,696,678	HSBC	02/22/18	USD	4,384,260	(63,976)
EUR	12,323,000	JPMC	02/22/18	USD	14,564,430	(263,915)
EUR	281,896	UBSA	02/22/18	USD	333,677	(5,530)
EUR	1,115,456	BOA	02/28/18	USD	1,334,532	(8,168)
EUR	1,673,320	DBAG	02/28/18	USD	1,998,781	(15,432)
EUR	2,529,597	SCB	02/28/18	USD	3,023,375	(21,558)
EUR	1,120,359	BOA	03/01/18	USD	1,332,633	(16,046)
EUR	10,800,000	GSC	03/05/18	USD	12,892,500	(111,448)
EUR	2,659,000	GSC	03/05/18	USD	3,177,053	(24,567)
EUR	8,039,372	UBSA	03/06/18	USD	9,569,425	(111,211)
EUR	3,488,374	BOA	03/07/18	USD	4,147,502	(53,328)
EUR	6,270,000	GSC	03/07/18	USD	7,461,143	(89,424)
EUR	3,078,165	JPMC	03/12/18	USD	3,652,212	(55,922)
EUR	11,794,825	DBAG	03/13/18	USD	14,008,831	(200,883)
EUR	2,240,854	JPMC	03/15/18	USD	2,650,942	(49,085)
EUR	9,836,708	BOA	03/16/18	USD	11,627,972	(225,198)
EUR	3,280,343	GSC	03/19/18	USD	3,892,651	(60,968)
EUR	4,631,000	MSC	03/19/18	USD	5,482,687	(98,807)
JPY	596,690,000	BBP	01/11/18	USD	5,287,344	(9,941)
JPY	296,207,000	DBAG	01/11/18	USD	2,627,113	(2,549)
JPY	174,225,000	GSC	01/11/18	USD	1,543,084	(3,648)
JPY	554,560,000	BBP	01/16/18	USD	4,897,555	(26,909)
JPY	44,450,000	CBNA	01/16/18	USD	392,481	(2,233)
JPY	183,890,000	HSBC	01/16/18	USD	1,622,893	(10,041)
JPY	360,500,000	JPMC	01/16/18	USD	3,204,900	3,678
JPY	55,370,000	JPMC	01/22/18	USD	497,793	5,967
JPY	248,150,000	SCB	01/22/18	USD	2,238,106	33,908
JPY	698,590,000	BBP	01/24/18	USD	6,196,305	(9,536)
JPY	105,570,000	DBAG	01/24/18	USD	950,328	12,509
JPY	2,940,787,800	JPMC	01/24/18	USD	26,581,050	456,911
JPY	353,334,000	CBNA	01/25/18	USD	3,196,349	57,397
JPY	544,000,000	JPMC	01/25/18	USD	4,919,893	87,101
JPY	342,205,982	DBAG	01/29/18	USD	3,088,056	47,375
JPY	189,600,000	JPMC	01/29/18	USD	1,715,348	30,652
JPY	2,961,408,150	DBAG	01/30/18	USD	26,410,489	95,545
JPY	411,460,000	BBP	01/31/18	USD	3,726,318	69,925
JPY	443,025,359	HSBC	01/31/18	USD	4,003,844	66,950
JPY	408,503,000	CBNA	02/13/18	USD	3,721,360	88,959
JPY	112,664,667	CBNA	02/14/18	USD	997,951	(3,910)
JPY	109,790,000	CBNA	02/14/18	USD	985,835	9,537
JPY	105,370,000	BBP	02/15/18	USD	966,609	29,570
JPY	108,840,000	CBNA	02/15/18	USD	1,004,013	36,115
JPY	470,663,000	JPMC	02/15/18	USD	4,357,224	171,691
JPY	105,370,000	DBAG	02/16/18	USD	946,678	9,594
JPY	290,134,020	GSC	02/16/18	USD	2,675,797	95,556
JPY	164,870,000	HSBC	02/16/18	USD	1,481,312	15,077
JPY	653,133,000	JPMC	02/16/18	USD	5,854,282	45,791
JPY	338,124,000	DBAG	02/20/18	USD	3,084,932	77,319
JPY	639,006,000	HSBC	02/22/18	USD	5,873,217	188,706
JPY	457,974,000	JPMC	02/22/18	USD	4,227,895	153,820
JPY	149,920,000	DBAG	02/26/18	USD	1,383,919	49,993
JPY	445,120,000	HSBC	02/27/18	USD	4,026,413	65,726
JPY	468,190,000	BBP	02/28/18	USD	4,343,377	177,210
JPY	54,700,000	BBP	02/28/18	USD	505,840	19,094

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	256,658,000	DBAG	02/28/18	USD	2,372,575	$88,715
JPY	446,759,000	JPMC	02/28/18	USD	4,126,532	151,067
JPY	244,017,000	JPMC	02/28/18	USD	2,253,137	81,763
JPY	150,260,000	JPMC	02/28/18	USD	1,363,162	26,080
JPY	36,614,000	DBAG	03/01/18	USD	335,087	9,264
JPY	488,094,000	HSBC	03/01/18	USD	4,469,316	125,823
JPY	338,400,000	JPMC	03/05/18	USD	3,033,658	21,690
JPY	159,900,000	HSBC	03/06/18	USD	1,424,753	1,457
JPY	210,400,000	DBAG	03/13/18	USD	1,949,375	75,766
JPY	493,277,635	BBP	03/19/18	USD	4,500,035	105,783
JPY	109,701,956	CBNA	03/20/18	USD	996,611	19,296
JPY	160,844,000	DBAG	03/22/18	USD	1,455,944	22,838
JPY	465,903,000	CBNA	03/23/18	USD	4,214,505	63,093
JPY	250,376,450	BBP	03/26/18	USD	2,267,533	36,151
JPY	109,471,259	JPMC	03/26/18	USD	1,003,895	28,276
JPY	200,950,000	MSC	03/26/18	USD	1,819,211	28,322
JPY	66,105,000	JPMC	03/30/18	USD	589,955	675
JPY	133,330,000	SCB	04/10/18	USD	1,195,249	5,910
JPY	578,374,700	BBP	04/11/18	USD	5,183,595	24,030
JPY	100,800,000	CBNA	04/13/18	USD	928,049	28,724
JPY	177,260,000	BOA	04/18/18	USD	1,632,574	50,608
JPY	159,950,000	JPMC	04/20/18	USD	1,429,670	2,017
JPY	733,680,000	JPMC	04/23/18	USD	6,850,260	300,532
JPY	359,980,000	GSC	04/27/18	USD	3,190,096	(24,299)
JPY	2,674,232,353	CBNA	05/09/18	USD	23,637,011	(259,420)
JPY	112,664,667	CBNA	05/14/18	USD	1,003,082	(3,971)
JPY	92,567,000	JPMC	05/14/18	USD	825,091	(2,318)
JPY	8,128,806,420	GSC	05/15/18	USD	72,379,585	(284,078)
JPY	157,477,000	HSBC	05/15/18	USD	1,407,930	238
JPY	791,049,590	UBSA	05/15/18	USD	7,043,009	(28,209)
JPY	796,134,720	CBNA	05/16/18	USD	7,145,829	28,728
JPY	655,568,000	JPMC	05/16/18	USD	5,839,157	(21,339)
JPY	93,849,000	SCB	05/16/18	USD	834,933	(4,037)
JPY	8,630,050	BOA	05/18/18	USD	77,462	304
JPY	406,893,100	CBNA	05/18/18	USD	3,650,035	12,148
JPY	8,604,125	BOA	05/21/18	USD	78,371	1,430
JPY	406,893,200	CBNA	05/21/18	USD	3,637,099	(1,444)
JPY	306,357,000	DBAG	05/21/18	USD	2,741,204	1,681
JPY	8,634,400	HSBC	05/21/18	USD	78,817	1,606
JPY	8,627,500	BOA	05/22/18	USD	79,064	1,910
JPY	151,705,000	CBNA	05/22/18	USD	1,364,600	7,933
JPY	275,190,000	JPMC	05/22/18	USD	2,521,960	60,993
JPY	350,622,000	SCB	05/24/18	USD	3,153,393	17,475
JPY	427,709,000	BOA	05/25/18	USD	3,916,749	91,145
JPY	79,941,000	HSBC	05/29/18	USD	719,411	4,214
JPY	462,800,000	CBNA	06/08/18	USD	4,166,854	23,894
JPY	346,550,000	HSBC	06/11/18	USD	3,107,584	4,727
JPY	895,640,000	CBNA	06/12/18	USD	7,976,915	(42,737)
JPY	119,465,000	CBNA	06/13/18	USD	1,064,940	(4,826)
JPY	635,480,000	HSBC	06/13/18	USD	5,664,319	(26,176)
JPY	588,770,000	JPMC	06/13/18	USD	5,248,744	(23,480)
JPY	248,300,000	JPMC	06/15/18	USD	2,217,954	(5,751)
JPY	930,530,000	HSBC	06/18/18	USD	8,668,188	333,116
JPY	119,300,000	MSC	06/18/18	USD	1,066,493	(2,118)
JPY	929,100,000	DBAG	06/19/18	USD	8,566,608	243,844
JPY	599,020,000	CBNA	06/20/18	USD	5,484,025	117,754
JPY	930,710,000	DBAG	06/22/18	USD	8,487,233	148,540

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	811,652,000	BBP	06/29/18	USD	7,368,038	$92,977
JPY	112,664,666	CBNA	08/14/18	USD	1,008,862	(3,962)
JPY	346,550,000	HSBC	09/11/18	USD	3,126,269	5,228
KRW	18,754,082,042	HSBC	01/10/18	USD	16,606,085	(917,000)
KRW	6,146,000,000	CBNA	01/16/18	USD	5,375,197	(367,696)
KRW	23,804,000,000	HSBC	01/24/18	USD	21,058,964	(1,185,366)
KRW	5,503,000,000	CBNA	02/20/18	USD	4,918,443	(225,964)
KRW	13,933,000,000	CBNA	02/21/18	USD	12,266,796	(758,525)
KRW	14,004,000,000	HSBC	02/27/18	USD	12,706,651	(386,487)
KRW	16,897,000,000	HSBC	03/05/18	USD	15,641,026	(158,684)
KRW	17,622,000,000	GSC	03/07/18	USD	15,687,706	(790,454)
KRW	72,000,000,000	GSC	03/08/18	USD	64,096,857	(3,230,725)
KRW	7,689,000,000	DBAG	03/14/18	USD	7,066,446	(124,274)
KRW	11,175,000,000	HSBC	03/20/18	USD	9,885,881	(565,943)
KRW	9,199,917,958	HSBC	03/27/18	USD	8,155,956	(449,573)
KRW	19,207,000,000	HSBC	04/18/18	USD	16,811,379	(1,160,878)
KRW	6,255,000,000	HSBC	04/30/18	USD	5,556,543	(297,431)
KRW	8,216,000,000	CBNA	05/15/18	USD	7,379,862	(311,167)
KRW	23,877,000,000	HSBC	05/17/18	USD	21,361,664	(990,374)
KRW	7,690,000,000	DBAG	05/18/18	USD	6,922,315	(276,656)
ZAR	68,491,975	HSBC	01/16/18	USD	5,036,508	(488,280)

Cross Currency Contracts to Buy
BRL	29,034,000	CBNA	04/03/18	EUR	7,515,531	(400,563)
IDR	58,860,000,000	JPMC	01/19/18	AUD	5,511,236	32,010

Net Unrealized Depreciation						$(25,481,056)

Securities in the amount of $850,325 have been deposited in segregated accounts held by the counterparties as collateral for forward foreign currency contracts.

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	Semi-Annually	1.817%	Quarterly	02/03/25	USD	8,640,000	$279,960	$—	$279,960
Receive	3M LIBOR	Semi-Annually	1.914%	Quarterly	01/22/25	USD	35,110,000	906,976	—	906,976
Receive	3M LIBOR	Semi-Annually	1.937%	Quarterly	01/29/25	USD	6,480,000	157,804	—	157,804
Receive	3M LIBOR	Semi-Annually	1.942%	Quarterly	01/30/25	USD	5,480,000	132,003	—	132,003
Receive	3M LIBOR	Semi-Annually	1.970%	Quarterly	01/23/25	USD	43,890,000	974,463	—	974,463
Receive	3M LIBOR	Semi-Annually	1.973%	Quarterly	01/27/25	USD	25,900,000	569,590	—	569,590
Receive	3M LIBOR	Semi-Annually	2.378%	Quarterly	11/18/46	USD	24,800,000	837,399	—	837,399
Receive	3M LIBOR	Semi-Annually	2.537%	Quarterly	04/13/47	USD	32,700,000	(6,707)	—	(6,707)
Receive	3M LIBOR	Semi-Annually	2.587%	Quarterly	07/27/47	USD	36,300,000	(412,568)	—	(412,568)
Receive	3M LIBOR	Semi-Annually	2.731%	Quarterly	07/07/24	USD	14,050,000	(375,395)	—	(375,395)
Receive	3M LIBOR	Semi-Annually	2.794%	Quarterly	03/13/47	USD	24,900,000	(1,386,387)	—	(1,386,387)
Receive	3M LIBOR	Semi-Annually	3.018%	Quarterly	08/22/23	USD	26,870,000	(1,088,536)	216,853	(1,305,389)
Receive	3M LIBOR	Semi-Annually	3.848%	Quarterly	08/20/43	USD	15,360,000	(3,960,591)	—	(3,960,591)

Totals								$(3,371,989)	$216,853	$(3,588,842)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2017

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSC)—	Goldman Sachs & Co.
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSC)—	Morgan Stanley & Co.
(SCB)—	Standard Chartered Bank
(UBSA)—	UBS AG

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(COP)—	Colombian Peso
(EUR)—	Euro
(GHS)—	Ghana Cedi
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(PEN)—	Peruvian Nuevo Sol
(THB)—	Thai Baht
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$960,787,495	$—	$960,787,495
Total Short-Term Investments*	—	297,956,366	—	297,956,366
Total Investments	$—	$1,258,743,861	$—	$1,258,743,861

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$6,355,647	$—	$6,355,647
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(31,836,703)	—	(31,836,703)
Total Forward Contracts	$—	$(25,481,056)	$—	$(25,481,056)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$3,858,195	$—	$3,858,195
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(7,447,037)	—	(7,447,037)
Total Centrally Cleared Swap Contracts	$—	$(3,588,842)	$—	$(3,588,842)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a)	$1,258,743,861
Cash denominated in foreign currencies (b)	9,553,579
Cash collateral (c)	44,416,683
Unrealized appreciation on forward foreign currency exchange contracts	6,355,647
Receivable for:
Investments sold	6,845,852
Fund shares sold	47,894
Interest	7,997,350
Prepaid expenses	3,432

Total Assets	1,333,964,298
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	31,836,703
Cash collateral for forward foreign currency exchange contracts	60,000
Payables for:
Fund shares redeemed	12,805
Foreign taxes	2,035,229
Variation margin on centrally cleared swap contracts	681,273
Accrued Expenses:
Management fees	663,954
Distribution and service fees	11,271
Deferred trustees’ fees	129,869
Other expenses	703,942

Total Liabilities	36,135,046

Net Assets	$1,297,829,252

Net Assets Consist of:
Paid in surplus	$1,300,751,385
Accumulated net investment income	23,867,200
Accumulated net realized loss	(3,566,415)
Unrealized depreciation on investments, swap contracts, forward foreign currency transactions and foreign currency transactions (d)	(23,222,918)

Net Assets	$1,297,829,252

Net Assets
Class A	$1,245,360,742
Class B	52,468,510
Capital Shares Outstanding*
Class A	123,541,611
Class B	5,268,424
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.08
Class B	9.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,250,841,760.
(b)	Identified cost of cash denominated in foreign currencies was $9,684,488.
(c)	Includes collateral of $23,776,683 for centrally cleared swap contracts and $20,640,000 for forward foreign currency exchange contracts.
(d)	Includes foreign capital gains tax of $2,035,229.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Interest (a)	$53,212,992
Securities lending income	1,895

Total investment income	53,214,887
Expenses
Management fees	7,812,663
Administration fees	41,184
Custodian and accounting fees	912,768
Distribution and service fees—Class B	134,701
Audit and tax services	101,997
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	46,002
Insurance	8,426
Miscellaneous	81,791

Total expenses	9,229,324
Less management fee waiver	(60,422)

Net expenses	9,168,902

Net Investment Income	44,045,985

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments (b)	(10,323,738)
Swap contracts	(3,040,832)
Foreign currency transactions	(5,034,614)
Forward foreign currency transactions	762,647

Net realized loss	(17,636,537)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	72,242,748
Swap contracts	(1,296,747)
Foreign currency transactions	77,642
Forward foreign currency transactions	(91,144,591)

Net change in unrealized (depreciation)	(20,120,948)

Net realized and unrealized loss	(37,757,485)

Net Increase in Net Assets From Operations	$6,288,500

(a)	Net of foreign withholding taxes of $2,480,453.
(b)	Net of foreign capital gains tax of $127,089.
(c)	Includes change in foreign capital gains tax of $(1,586,443).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$44,045,985	$32,338,211
Net realized loss	(17,636,537)	(118,277,405)
Net change in unrealized appreciation (depreciation)	(20,120,948)	97,385,663

Increase in net assets from operations	6,288,500	11,446,469

From Distributions to Shareholders
Net realized capital gains
Class A	(489,779)	(3,094,469)
Class B	(21,196)	(143,425)

Total distributions	(510,975)	(3,237,894)

Increase (decrease) in net assets from capital share transactions	7,784,910	(66,426,796)

Total increase (decrease) in net assets	13,562,435	(58,218,221)

Net Assets
Beginning of period	1,284,266,817	1,342,485,038

End of period	$1,297,829,252	$1,284,266,817

Undistributed net investment income (Accumulated loss)
End of period	$23,867,200	$(63,635,625)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	4,912,911	$50,153,796	3,126,122	$30,082,155
Reinvestments	47,784	489,779	327,111	3,094,469
Redemptions	(3,907,233)	(40,098,188)	(9,915,071)	(96,521,979)

Net increase (decrease)	1,053,462	$10,545,387	(6,461,838)	$(63,345,355)

Class B
Sales	341,898	$3,447,060	591,543	$5,668,662
Reinvestments	2,090	21,196	15,275	143,425
Redemptions	(618,605)	(6,228,733)	(923,612)	(8,893,528)

Net decrease	(274,617)	$(2,760,477)	(316,794)	$(3,081,441)

Increase (decrease) derived from capital shares transactions		$7,784,910		$(66,426,796)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.04		$9.96	$11.32	$11.72	$11.88

Income (Loss) from Investment Operations
Net investment income (a)	0.35		0.25	0.28	0.30	0.43
Net realized and unrealized loss on investments	(0.31)		(0.14)	(0.69)	(0.14)	(0.28)

Total from investment operations	0.04		0.11	(0.41)	0.16	0.15

Less Distributions
Distributions from net investment income	0.00		0.00	(0.93)	(0.56)	(0.26)
Distributions from net realized capital gains	(0.00	)(b)	(0.03)	(0.02)	0.00	(0.05)

Total distributions	0.00		(0.03)	(0.95)	(0.56)	(0.31)

Net Asset Value, End of Period	$10.08		$10.04	$9.96	$11.32	$11.72

Total Return (%) (c)	0.44		1.07	(3.95)	1.41	1.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70		0.69	0.73	0.73	0.72
Net ratio of expenses to average net assets (%) (d)	0.69		0.69	0.73	0.73	0.72
Ratio of net investment income to average net assets (%)	3.39		2.57	2.58	2.56	3.69
Portfolio turnover rate (%)	68		15	47	28	37
Net assets, end of period (in millions)	$1,245.4		$1,229.2	$1,284.5	$1,380.5	$1,251.2

	Class B
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.94		$9.89	$11.24	$11.64	$11.80

Income (Loss) from Investment Operations
Net investment income (a)	0.32		0.22	0.25	0.26	0.40
Net realized and unrealized loss on investments	(0.30)		(0.14)	(0.68)	(0.13)	(0.27)

Total from investment operations	0.02		0.08	(0.43)	0.13	0.13

Less Distributions
Distributions from net investment income	0.00		0.00	(0.90)	(0.53)	(0.24)
Distributions from net realized capital gains	(0.00	)(b)	(0.03)	(0.02)	0.00	(0.05)

Total distributions	0.00		(0.03)	(0.92)	(0.53)	(0.29)

Net Asset Value, End of Period	$9.96		$9.94	$9.89	$11.24	$11.64

Total Return (%) (c)	0.24	(e)	0.77 (e)	(4.16)	1.14	1.04

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95		0.94	0.98	0.98	0.97
Net ratio of expenses to average net assets (%) (d)	0.94		0.94	0.98	0.98	0.97
Ratio of net investment income to average net assets (%)	3.13		2.32	2.33	2.31	3.44
Portfolio turnover rate (%)	68		15	47	28	37
Net assets, end of period (in millions)	$52.5		$55.1	$58.0	$64.2	$70.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

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Brighthouse Funds Trust I

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Notes to Financial Statements—December 31, 2017—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, ordinary loss netting, net operating losses, swap transactions, and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In

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Brighthouse Funds Trust I

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Notes to Financial Statements—December 31, 2017—(Continued)

the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had investments in repurchase agreements with a gross value of $67,663,452, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. At December 31, 2017, the Portfolio has no outstanding securities on loan.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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Notes to Financial Statements—December 31, 2017—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$3,858,195	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$7,447,037
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	6,355,647	Unrealized depreciation on forward foreign currency exchange contracts	31,836,703

Total		$10,213,842		$39,283,740

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†		Net Amount*
Bank of America N.A.	$145,397	$(145,397)	$—		$—
Barclays Bank plc	554,740	(64,980)	(489,760	)(1)	—
Citibank N.A.	493,578	(493,578)	—		—
Deutsche Bank AG	882,983	(882,983)	—		—
Goldman Sachs & Co.	95,556	(95,556)	—		—
HSBC Bank plc	2,433,501	(2,433,501)	—		—
JPMorgan Chase Bank N.A.	1,664,277	(1,664,277)	—		—
Morgan Stanley & Co.	28,322	(28,322)	—		—
Standard Chartered Bank	57,293	(57,293)	—		—

	$6,355,647	$(5,865,887)	$(489,760)		$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$1,525,651	$(145,397)	$—	$1,380,254
Barclays Bank plc	64,980	(64,980)	—	—
Citibank N.A.	4,436,014	(493,578)	(3,540,000)	402,436
Deutsche Bank AG	3,993,038	(882,983)	(2,200,000)	910,055
Goldman Sachs & Co.	4,866,101	(95,556)	(4,480,000)	290,545
HSBC Bank plc	6,902,589	(2,433,501)	(4,410,000)	59,088
JPMorgan Chase Bank N.A.	8,639,139	(1,664,277)	(6,010,000)	964,862
Morgan Stanley & Co.	198,762	(28,322)	—	170,440
Standard Chartered Bank	571,466	(57,293)	—	514,173
UBS AG	638,963	—	—	638,963

	$31,836,703	$(5,865,887)	$(20,640,000)	$5,330,816

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(1)	Collateral was received into a segregated account in the counterparty’s name at the custodian.

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Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Locatio—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$762,647	$762,647
Swap contracts	(3,040,832)	—	(3,040,832)

	$(3,040,832)	$762,647	$(2,278,185)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(91,144,591)	$(91,144,591)
Swap contracts	(1,296,747)	—	(1,296,747)

	$(1,296,747)	$(91,144,591)	$(92,441,338)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,533,081,871
Swap contracts	288,750,000

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or

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Notes to Financial Statements—December 31, 2017—(Continued)

a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$605,246,989	$0	$555,284,489

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2017 were $7,812,663.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On amounts over $	1 billion

An identical agreement was in place for the period January 1, 2017 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the

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Notes to Financial Statements—December 31, 2017—(Continued)

Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,254,625,029
Gross unrealized appreciation	30,580,436
Gross unrealized depreciation	(33,352,811)

Net unrealized appreciation (depreciation)	$(2,772,375)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$160,318	$—	$350,657	$3,237,894	$510,975	$3,237,894

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$—	$—	$(2,792,266)	$—	$(2,792,266)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standard update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Templeton International Bond Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Templeton International Bond Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Templeton International Bond Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-27

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-29

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-30

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse/Templeton International Bond Portfolio (formerly, Met/Templeton International Bond Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2017, but underperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2017. The Board also considered that the Portfolio outperformed its benchmark, the Citigroup World Government Bond Index (WGBI) ex-US Index, for the one- and five-year periods ended October 31, 2017, and the Portfolio underperformed its benchmark for the three-year period ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also took into account that the Portfolio’s actual management fees were above the medians of the Expense Group and the Sub-advised Expense Universe and slightly below the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were above the medians of the Expense Group and the Sub-advised Expense Universe, but below the median of the Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-31

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the Brighthouse/Wellington Large Cap Research Portfolio returned 22.08%, 21.84%, and 21.93%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 21.83%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, rose 21.8% for the twelve-month period ending December 31, 2017. The stock market soared following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. The reflation trading theme dominated the narrative heading into 2017, leading to big equity inflows and the largest exodus from bonds since the “taper tantrum” in 2013. Despite many investors voicing concerns about stretched valuations, heightened U.S. tensions with Russia and North Korea, and overly optimistic policy expectations, the market hit a series of record-highs during the year on the back of strong employment data and strong corporate earnings.

In a well-telegraphed move, the U.S. Federal Reserve (the “Fed”) hiked policy interest rates by 25 basis points in June, the second of three hikes during the period. In August, the Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable.

Tax reform was a key area of focus during the period, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump at the end of December. The legislation included the most sweeping changes to the tax code since 1986 and represented a major victory for Republicans.

Returns varied by market-cap, as large-cap stocks, as measured by the S&P 500 Index, outperformed mid- and small-cap stocks, as measured by the S&P Mid Cap 400 and Russell 2000 Indices, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the S&P 500 Index, for the twelve-month period ended December 31, 2017. As a bottom-up research portfolio, we expect stock selection, rather than sector allocation, to typically drive the majority of performance. That was the case this period; strong stock selection was the primary driver of benchmark-relative outperformance. Security selection within the Information Technology (“IT”) and Industrials sectors contributed the most to relative performance. This was partially offset by weaker stock selection within the Health Care and Financials sectors.

Top contributors to relative performance included Arista Networks (IT) and Exxon Mobil (Energy). A position in the non-benchmark held Arista Networks, a supplier of cloud-networking switches, was the top contributor during the period. The company delivered strong performance following a string of solid earnings reports with broad-based strength across customer verticals, product families, and geographies. We have trimmed the Portfolio’s position on strength, but continue to hold a position. An underweight to Exxon Mobil, one of the world’s largest integrated oil and gas companies, aided relative performance. The stock delivered negative performance, particularly in the first quarter of 2017, after reporting a 40% drop in fourth-quarter earnings, as low oil and natural-gas prices took a toll on the company. The company’s annual profit for 2016 totaled $7.8 billion, the lowest since 1996. We continue to hold an underweight position in the stock and view it as a defensive holding in a choppy oil environment.

Top detractors from relative performance included Advance Auto Parts (Consumer Discretionary) and Newfield Exploration (Energy). An overweight to Advance Auto Parts, an automotive aftermarkets retailer, was the top detractor from relative performance. The stock price came under pressure after management cut guidance and sharply reset its outlook during their August earnings call, citing an industry slow-down and incremental costs to work through excess inventory built by the prior management. The Portfolio’s position in Advance Auto Parts was eliminated prior to year-end. An overweight to Newfield Exploration, an exploration and production (“E&P”) company with assets in Oklahoma and West Texas, detracted from relative performance. Newfield reported strong results with earnings and cash flow ahead of consensus during the second quarter. Production landed ahead of their revised range and the company raised full-year production guidance. However, despite improvements in operations, oil price uncertainty weighed heavily on not only Newfield, but other E&P companies as well.

The Portfolio is managed in an industry-neutral structure relative to the benchmark, which ensures stock selection is the primary driver of performance; however, the Portfolio’s absolute exposure to the IT sector increased over the period while its exposure to the Financials sector decreased. On an absolute basis, the Portfolio ended the period with the most exposure to the IT, Health Care, and Financials sectors.

Within IT, we continued to have major themes pertaining to companies that could benefit from the monetization of mobile, cloud computing, and the proliferation of software as a service (SaaS). In Financials, we continued to have exposure to U.S. banks that could

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary—(Continued)

benefit from the recently passed tax plan, potential additional interest rate hikes, and relief from regulatory pressures. Our top active bank weights included Bank of America and PNC Financial. We continued to believe the broad Health Care sector was attractive with several important themes driving structural growth longer term: demographic trends (aging population), spending (secular growth in expenditures), and innovation. Our top active positions included Allergan and Boston Scientific.

Cheryl M. Duckworth

Mark D. Mandel

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
Brighthouse/Wellington Large Cap Research Portfolio
Class A	22.08	16.22	7.41
Class B	21.84	15.93	7.14
Class E	21.93	16.02	7.24
S&P 500 Index	21.83	15.79	8.50

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Bank of America Corp.	2.7
Alphabet, Inc. - Class A	2.4
Apple, Inc.	2.4
Facebook, Inc. - Class A	2.2
Microsoft Corp.	2.2
Verizon Communications, Inc.	2.1
Amazon.com, Inc.	1.9
Boeing Co. (The)	1.7
UnitedHealth Group, Inc.	1.6
Comcast Corp.- Class A	1.4

Top Sectors

% of Net Assets
Information Technology	22.0
Health Care	13.7
Financials	13.2
Consumer Discretionary	11.0
Industrials	10.4
Consumer Staples	9.7
Energy	5.3
Utilities	4.6
Materials	3.8
Real Estate	3.3

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.51%	$1,000.00	$1,089.10	$2.69
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class B (a)	Actual	0.76%	$1,000.00	$1,088.00	$4.00
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class E (a)	Actual	0.66%	$1,000.00	$1,088.40	$3.47
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.0%
Boeing Co. (The)	144,544	$42,627,471
Lockheed Martin Corp.	96,810	31,080,850
Northrop Grumman Corp.	89,212	27,380,055

		101,088,376

Air Freight & Logistics—0.3%
FedEx Corp.	29,902	7,461,745

Airlines—0.4%
JetBlue Airways Corp. (a)	162,254	3,624,755
Spirit Airlines, Inc. (a) (b)	135,211	6,064,213
United Continental Holdings, Inc. (a)	1,500	101,100

		9,790,068

Automobiles—0.3%
Harley-Davidson, Inc. (b)	126,602	6,441,510

Banks—5.5%
Bank of America Corp.	2,304,508	68,029,076
Citigroup, Inc.	372,328	27,704,927
Huntington Bancshares, Inc.	827,047	12,041,804
PNC Financial Services Group, Inc. (The)	207,598	29,954,315

		137,730,122

Beverages—3.0%
Anheuser-Busch InBev S.A. (ADR) (b)	91,232	10,177,842
Constellation Brands, Inc. - Class A	83,864	19,168,794
Monster Beverage Corp. (a)	267,326	16,919,063
PepsiCo, Inc.	238,418	28,591,087

		74,856,786

Biotechnology—1.4%
Aduro Biotech, Inc. (a)	110,509	828,817
Alder Biopharmaceuticals, Inc. (a)	104,993	1,202,170
Alnylam Pharmaceuticals, Inc. (a) (b)	19,687	2,501,233
Biogen, Inc. (a)	2,268	722,517
Biohaven Pharmaceutical Holding Co., Ltd. (a)	86,420	2,331,612
Bluebird Bio, Inc. (a) (b)	10,959	1,951,798
Calithera Biosciences, Inc. (a)	51,800	432,530
Celgene Corp. (a)	70,932	7,402,463
Coherus Biosciences, Inc. (a)	120,022	1,056,194
Five Prime Therapeutics, Inc. (a) (b)	17,861	391,513
GlycoMimetics, Inc. (a) (b)	119,928	2,013,591
Incyte Corp. (a)	21,888	2,073,012
Ironwood Pharmaceuticals, Inc. (a) (b)	112,402	1,684,906
Jounce Therapeutics, Inc. (a) (b)	25,319	322,817
Karyopharm Therapeutics, Inc. (a)	91,751	880,810
Loxo Oncology, Inc. (a) (b)	22,364	1,882,602
Momenta Pharmaceuticals, Inc. (a) (b)	70,637	985,386
Otonomy, Inc. (a)	102,536	569,075
Ra Pharmaceuticals, Inc. (a) (b)	78,428	666,638
Regeneron Pharmaceuticals, Inc. (a)	3,460	1,300,822
Rigel Pharmaceuticals, Inc. (a)	130,522	506,425
Syndax Pharmaceuticals, Inc. (a) (b)	88,202	772,650
TESARO, Inc. (a) (b)	21,709	1,799,025

Biotechnology—(Continued)
Trevena, Inc. (a)	188,677	$301,883

		34,580,489

Building Products—0.3%
Masco Corp.	175,236	7,699,870

Capital Markets—1.4%
BlackRock, Inc.	9,414	4,836,066
FactSet Research Systems, Inc. (b)	13,467	2,595,899
Intercontinental Exchange, Inc.	80,854	5,705,058
Morgan Stanley	153,140	8,035,256
Northern Trust Corp.	27,070	2,704,022
TD Ameritrade Holding Corp.	171,773	8,782,753
WisdomTree Investments, Inc. (b)	146,350	1,836,693

		34,495,747

Chemicals—2.2%
Cabot Corp.	71,604	4,410,090
Celanese Corp. - Series A	77,777	8,328,361
DowDuPont, Inc.	227,202	16,181,326
Monsanto Co.	20,043	2,340,622
PPG Industries, Inc.	117,790	13,760,228
Praxair, Inc.	41,314	6,390,449
Westlake Chemical Corp. (b)	36,418	3,879,610

		55,290,686

Communications Equipment—0.3%
Arista Networks, Inc. (a)	32,603	7,680,615

Construction & Engineering—0.0%
Jacobs Engineering Group, Inc.	11,388	751,152

Construction Materials—0.2%
Martin Marietta Materials, Inc.	12,266	2,711,276
Vulcan Materials Co.	21,848	2,804,628

		5,515,904

Consumer Finance—1.9%
American Express Co.	205,528	20,410,986
Capital One Financial Corp.	202,992	20,213,943
OneMain Holdings, Inc. (a)	223,300	5,803,567

		46,428,496

Containers & Packaging—1.1%
Ardagh Group S.A.	167,443	3,533,047
Ball Corp.	346,516	13,115,631
International Paper Co.	189,529	10,981,310

		27,629,988

Diversified Financial Services—0.2%
Voya Financial, Inc.	118,300	5,852,301

Diversified Telecommunication Services—2.1%
Verizon Communications, Inc.	971,209	51,406,092

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—3.2%
Avangrid, Inc. (b)	280,139	$14,169,430
Edison International	306,882	19,407,218
Exelon Corp.	260,404	10,262,522
NextEra Energy, Inc.	175,615	27,429,307
PG&E Corp.	221,838	9,944,997

		81,213,474

Electrical Equipment—1.0%
AMETEK, Inc. (b)	180,518	13,082,139
Eaton Corp. plc	153,877	12,157,822

		25,239,961

Electronic Equipment, Instruments & Components—0.5%
Flex, Ltd. (a)	677,669	12,191,265

Energy Equipment & Services—0.1%
Helix Energy Solutions Group, Inc. (a) (b)	190,442	1,435,932
Nabors Industries, Ltd. (b)	150,225	1,026,037

		2,461,969

Equity Real Estate Investment Trusts—3.3%
Alexandria Real Estate Equities, Inc.	111,611	14,575,281
American Tower Corp.	182,433	26,027,716
Equinix, Inc.	19,949	9,041,286
Invitation Homes, Inc.	552,313	13,018,017
Outfront Media, Inc.	117,532	2,726,742
ProLogis, Inc.	129,616	8,361,528
Simon Property Group, Inc.	50,717	8,710,138

		82,460,708

Food & Staples Retailing—0.8%
Costco Wholesale Corp.	73,512	13,682,054
Sysco Corp. (b)	118,855	7,218,064

		20,900,118

Food Products—2.5%
Blue Buffalo Pet Products, Inc. (a) (b)	218,293	7,157,828
Campbell Soup Co. (b)	232,669	11,193,706
Fresh Del Monte Produce, Inc. (b)	152,902	7,288,838
Hostess Brands, Inc. (a)	1,127,910	16,704,347
Post Holdings, Inc. (a) (b)	170,570	13,514,261
Simply Good Foods Co. (The) (a) (b)	416,671	5,941,728

		61,800,708

Gas Utilities—0.2%
UGI Corp.	120,540	5,659,353

Health Care Equipment & Supplies—3.6%
Abbott Laboratories	242,583	13,844,212
Baxter International, Inc.	141,965	9,176,618
Boston Scientific Corp. (a)	937,103	23,230,783
Medtronic plc	376,880	30,433,060
Stryker Corp.	82,512	12,776,158

		89,460,831

Health Care Providers & Services—3.7%
Brookdale Senior Living, Inc. (a)	163,665	1,587,550
Cardinal Health, Inc.	175,717	10,766,181
Cigna Corp.	89,710	18,219,204
HCA Healthcare, Inc. (a)	91,032	7,996,251
McKesson Corp.	84,203	13,131,458
UnitedHealth Group, Inc.	183,070	40,359,612

		92,060,256

Hotels, Restaurants & Leisure—1.3%
Chipotle Mexican Grill, Inc. (a)	10,162	2,937,123
Hilton Worldwide Holdings, Inc.	86,228	6,886,168
McDonald’s Corp.	107,889	18,569,855
Wingstop, Inc. (b)	20,181	786,655
Wynn Resorts, Ltd. (b)	26,837	4,524,450

		33,704,251

Household Durables—1.1%
Installed Building Products, Inc. (a)	63,488	4,821,913
Lennar Corp. - Class A	162,361	10,267,710
Mohawk Industries, Inc. (a)	43,463	11,991,442

		27,081,065

Independent Power and Renewable Electricity Producers—0.5%
NRG Energy, Inc.	478,157	13,617,911

Industrial Conglomerates—0.7%
General Electric Co.	952,570	16,622,347

Insurance—4.3%
Allstate Corp. (The)	91,580	9,589,342
American International Group, Inc.	387,445	23,083,973
Assured Guaranty, Ltd.	400,184	13,554,232
Athene Holding, Ltd. - Class A (a)	90,455	4,677,428
Hartford Financial Services Group, Inc. (The)	170,172	9,577,280
Marsh & McLennan Cos., Inc.	288,539	23,484,190
Prudential Financial, Inc.	89,640	10,306,807
XL Group, Ltd.	350,643	12,328,608

		106,601,860

Internet & Direct Marketing Retail—3.1%
Amazon.com, Inc. (a)	41,413	48,431,261
Expedia, Inc.	76,782	9,196,180
Netflix, Inc. (a)	39,788	7,637,705
Wayfair, Inc. - Class A (a) (b)	165,892	13,316,151

		78,581,297

Internet Software & Services—5.3%
Alphabet, Inc. - Class A (a)	57,181	60,234,466
Blucora, Inc. (a)	89,900	1,986,790
eBay, Inc. (a)	427,423	16,130,944
Facebook, Inc. - Class A (a)	312,403	55,126,633

		133,478,833

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—4.0%
Accenture plc - Class A	34,222	$5,239,046
Alliance Data Systems Corp.	24,414	6,188,461
Cognizant Technology Solutions Corp. - Class A	32,401	2,301,119
FleetCor Technologies, Inc. (a) (b)	54,199	10,429,514
Genpact, Ltd.	191,626	6,082,209
Global Payments, Inc.	167,611	16,801,327
PayPal Holdings, Inc. (a)	158,523	11,670,463
Total System Services, Inc.	27,156	2,147,768
Visa, Inc. - Class A (b)	270,355	30,825,877
WEX, Inc. (a) (b)	55,639	7,857,896

		99,543,680

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc.	71,167	13,513,190

Machinery—2.2%
AGCO Corp. (b)	21,742	1,553,031
Caterpillar, Inc.	49,381	7,781,458
Deere & Co.	48,671	7,617,498
Fortive Corp.	179,165	12,962,588
Illinois Tool Works, Inc.	65,261	10,888,798
PACCAR, Inc.	25,371	1,803,371
Pentair plc	185,771	13,119,148

		55,725,892

Marine—0.1%
Kirby Corp. (a) (b)	26,158	1,747,354

Media—3.1%
Charter Communications, Inc. - Class A (a)	62,993	21,163,128
Cinemark Holdings, Inc. (b)	50,417	1,755,520
Comcast Corp. - Class A	890,642	35,670,212
Liberty Media Corp.-Liberty Formula One - Class C (a) (b)	95,300	3,255,448
New York Times Co. (The) - Class A (b)	92,296	1,707,476
Twenty-First Century Fox, Inc. - Class A	180,546	6,234,254
Viacom, Inc. - Class B	274,680	8,462,891

		78,248,929

Metals & Mining—0.3%
Alcoa Corp. (a)	53,382	2,875,688
Southern Copper Corp. (b)	16,982	805,796
Steel Dynamics, Inc.	65,801	2,837,997

		6,519,481

Multi-Utilities—0.5%
Sempra Energy (b)	123,207	13,173,292

Multiline Retail—0.3%
Dollar Tree, Inc. (a)	75,488	8,100,617

Oil, Gas & Consumable Fuels—5.2%
Andeavor	63,710	7,284,601
Antero Resources Corp. (a) (b)	168,331	3,198,289
BP plc (ADR)	271,437	11,408,497
Chevron Corp.	147,626	18,481,299

Oil, Gas & Consumable Fuels—(Continued)
Diamondback Energy, Inc. (a) (b)	126,607	15,984,134
Extraction Oil & Gas, Inc. (a) (b)	456,660	6,534,804
Exxon Mobil Corp.	29,887	2,499,749
Hess Corp. (b)	86,971	4,128,513
Kinder Morgan, Inc.	594,266	10,738,387
Marathon Petroleum Corp.	101,853	6,720,261
Newfield Exploration Co. (a) (b)	555,564	17,516,933
ONEOK, Inc.	77,240	4,128,478
PDC Energy, Inc. (a) (b)	85,248	4,393,682
Pioneer Natural Resources Co.	6,286	1,086,535
RSP Permian, Inc. (a)	83,476	3,395,804
Suncor Energy, Inc.	161,930	5,946,070
TransCanada Corp. (b)	145,746	7,089,085

		130,535,121

Personal Products—0.9%
Coty, Inc. - Class A (b)	1,186,654	23,602,548

Pharmaceuticals—4.5%
Aerie Pharmaceuticals, Inc. (a) (b)	40,981	2,448,615
Allergan plc	160,334	26,227,436
AstraZeneca plc (ADR) (b)	291,369	10,110,504
Bristol-Myers Squibb Co.	468,245	28,694,053
Dermira, Inc. (a) (b)	57,484	1,598,630
Eli Lilly & Co.	116,855	9,869,573
Impax Laboratories, Inc. (a) (b)	210,795	3,509,737
Kala Pharmaceuticals, Inc. (a) (b)	59,000	1,090,910
Mylan NV (a)	373,842	15,817,255
MyoKardia, Inc. (a) (b)	60,318	2,539,388
Revance Therapeutics, Inc. (a) (b)	88,264	3,155,438
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	397,638	7,535,240

		112,596,779

Professional Services—0.7%
Dun & Bradstreet Corp. (The) (b)	20,286	2,402,065
Equifax, Inc.	41,984	4,950,753
IHS Markit, Ltd. (a)	104,224	4,705,714
TransUnion (a)	104,866	5,763,436

		17,821,968

Road & Rail—0.7%
J.B. Hunt Transport Services, Inc.	18,579	2,136,214
Knight-Swift Transportation Holdings, Inc. (b)	101,232	4,425,863
Norfolk Southern Corp.	56,196	8,142,800
Union Pacific Corp.	19,242	2,580,352

		17,285,229

Semiconductors & Semiconductor Equipment—4.5%
Advanced Micro Devices, Inc. (a) (b)	728,072	7,484,580
Applied Materials, Inc.	172,043	8,794,838
KLA-Tencor Corp.	89,016	9,352,911
Marvell Technology Group, Ltd.	751,663	16,138,205
Microchip Technology, Inc. (b)	153,595	13,497,929
Micron Technology, Inc. (a)	521,993	21,464,352
NVIDIA Corp. (b)	87,710	16,971,885

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
QUALCOMM, Inc.	235,923	$15,103,790
Teradyne, Inc.	80,994	3,391,219

		112,199,709

Software—4.7%
Adobe Systems, Inc. (a)	59,272	10,386,825
Atlassian Corp. plc - Class A (a)	92,249	4,199,174
Autodesk, Inc. (a)	43,025	4,510,311
Guidewire Software, Inc. (a) (b)	52,603	3,906,299
HubSpot, Inc. (a) (b)	60,384	5,337,946
Microsoft Corp.	639,245	54,681,017
Salesforce.com, Inc. (a)	149,526	15,286,043
ServiceNow, Inc. (a) (b)	63,092	8,226,566
Splunk, Inc. (a) (b)	30,795	2,551,058
Workday, Inc. - Class A (a) (b)	80,818	8,222,423

		117,307,662

Specialty Retail—0.8%
L Brands, Inc. (b)	47,907	2,884,959
TJX Cos., Inc. (The)	208,408	15,934,876

		18,819,835

Technology Hardware, Storage & Peripherals—2.8%
Apple, Inc.	348,586	58,991,209
NetApp, Inc.	178,328	9,865,105

		68,856,314

Textiles, Apparel & Luxury Goods—1.0%
NIKE, Inc. - Class B	281,156	17,586,308
Tapestry, Inc.	95,670	4,231,484
Under Armour, Inc. - Class A (a)	95,742	1,381,557
Under Armour, Inc. - Class C (a)	66,611	887,259

		24,086,608

Tobacco—2.4%
Altria Group, Inc.	449,383	32,090,440
British American Tobacco plc (ADR)	411,277	27,551,446

		59,641,886

Total Common Stocks (Cost $2,045,143,541)		2,477,162,248

Warrant—0.0%

Food Products—0.0%
Simply Good Foods Co. (The), Expires 07/07/22 (a) (Cost $313,044)	155,743	604,283

Short-Term Investment—1.2%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $29,147,027 on 01/02/18, collateralized by $29,480,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $29,731,317.	29,145,732	29,145,732

Total Short-Term Investments (Cost $29,145,732)		29,145,732

Securities Lending Reinvestments (c)—13.1%

Certificates of Deposit—6.0%
Agricultural Bank of China 1.870%, 02/15/18	5,000,000	5,000,145
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (d)	7,000,000	6,999,510
Bank of Montreal 1.972%, 01/11/18	10,010,284	10,001,467
BNP Paribas New York 1.677%, 1M LIBOR + 0.200%, 02/15/18 (d)	9,000,000	9,000,468
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (d)	2,500,000	2,500,320
Chiba Bank, Ltd., New York 1.560%, 02/07/18	5,000,000	4,999,385
China Construction Bank 1.950%, 02/20/18	5,000,000	5,000,160
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	6,500,000	6,500,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (d)	1,000,000	1,000,050
1.622%, 1M LIBOR + 0.190%, 05/11/18 (d)	5,000,000	5,000,030
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	4,000,000	4,000,236
Danske Bank A/S 1.680%, 03/19/18	9,500,000	9,499,050
KBC Bank NV Zero Coupon, 02/26/18	5,476,691	5,485,975
1.550%, 01/29/18	3,000,000	3,000,000
1.570%, 02/12/18	5,000,000	4,999,300
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (d)	5,000,000	4,999,520
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	5,000,000	4,999,865
1.769%, 1M LIBOR + 0.200%, 05/30/18 (d)	1,500,000	1,499,883
Mizuho Bank, Ltd., New York 1.769%, 1M LIBOR + 0.200%, 05/29/18 (d)	7,000,000	6,999,454
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (d)	2,000,000	2,000,052
Norinchukin Bank New York 1.722%, 1M LIBOR + 0.170%, 02/23/18 (d)	5,000,000	5,000,105
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	3,000,000	2,999,898
Standard Chartered plc 1.460%, 02/02/18	10,000,000	9,998,720
1.752%, 01/23/18	2,500,125	2,500,003
State Street Bank and Trust Co. 1.527%, 1M LIBOR + 0.120%, 05/08/18 (d)	3,000,000	2,999,727

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (d)	5,000,000	$4,998,455
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (d)	4,000,000	3,995,760
Sumitomo Mitsui Banking Corp., New York 1.634%, 1M LIBOR + 0.190%, 04/12/18 (d)	5,000,000	4,999,710
1.754%, 1M LIBOR + 0.190%, 04/26/18 (d)	4,000,000	3,999,968
Toronto Dominion Bank New York 1.800%, 1M LIBOR + 0.340%, 03/13/18 (d)	6,000,000	6,002,064

		150,979,280

Commercial Paper—3.1%
Bank of China, Ltd. 1.900%, 02/12/18	9,967,278	9,980,470
Canadian Imperial Bank 1.700%, 03/19/18	9,955,611	9,964,430
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	7,971,804	7,980,608
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (d)	10,000,000	9,997,930
Kells Funding LLC 1.400%, 03/01/18	1,985,767	1,994,944
1.550%, 03/21/18	2,986,308	2,989,692
LMA S.A. & LMA Americas 1.550%, 02/13/18	2,990,958	2,994,201
Macquarie Bank, Ltd., London 1.620%, 03/06/18	5,975,700	5,983,086
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (d)	3,500,000	3,499,769
Sheffield Receivables Co. 1.680%, 03/14/18	4,978,533	4,983,010
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (d)	4,000,000	4,000,864
1.750%, 03/08/18	7,469,740	7,479,120
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	6,000,000	5,999,832

		77,847,956

Repurchase Agreements—2.6%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $10,211,277 on 01/02/18, collateralized by $10,317,346 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $10,422,057.	10,209,306	10,209,306
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $5,000,861 on 01/02/18, collateralized by $5,180,043 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $5,083,980.	5,000,000	5,000,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $8,401,447 on 01/02/18, collateralized by $8,648,640 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $8,568,033.	8,400,000	8,400,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $6,001,267 on 01/02/18, collateralized by $6,156,060 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $6,120,024.	6,000,000	6,000,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $2,527,772 on 04/03/18, collateralized by $15,880 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $2,780,553.	2,500,000	2,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $14,606,400 on 04/02/18, collateralized by various Common Stock with a value of $15,620,002.	14,200,000	14,200,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $5,066,761 on 04/02/18, collateralized by various Common Stock with a value of $5,500,000.	5,000,000	5,000,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $2,000,320 on 01/02/18, collateralized by $6,031,321 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $2,040,001.	2,000,000	2,000,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $7,548,767 on 01/02/18, collateralized by various Common Stock with a value of $8,352,394.	7,500,000	7,500,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $3,019,380 on 01/02/18, collateralized by various Common Stock with a value of $3,340,957.	3,000,000	3,000,000

		63,809,306

Time Deposits—1.4%
Australia New Zealand Bank 1.330%, 01/02/18	14,015,000	14,015,000
Bank of Montreal 1.400%, 01/03/18	1,200,000	1,200,000
Nordea Bank New York 1.300%, 01/02/18	5,000,000	5,000,000
OP Corporate Bank plc 1.990%, 01/12/18	2,000,000	2,000,000
Royal Bank of Canada New York 1.350%, 01/02/18	10,000,000	10,000,000
Standard Chartered plc 1.490%, 01/02/18	1,900,000	1,900,000

		34,115,000

Total Securities Lending Reinvestments (Cost $326,753,833)		326,751,542

Total Investments—113.3% (Cost $2,401,356,150)		2,833,663,805
Other assets and liabilities (net)—(13.3)%		(331,858,755)

Net Assets—100.0%		$2,501,805,050

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2017

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $315,097,305 and the collateral received consisted of cash in the amount of $326,693,106. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,477,162,248	$—	$—	$2,477,162,248
Total Warrant*	604,283	—	—	604,283
Total Short-Term Investment*	—	29,145,732	—	29,145,732
Total Securities Lending Reinvestments*	—	326,751,542	—	326,751,542
Total Investments	$2,477,766,531	$355,897,274	$—	$2,833,663,805

Collateral for Securities Loaned (Liability)	$—	$(326,693,106)	$—	$(326,693,106)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$2,833,663,805
Receivable for:
Investments sold	7,742,254
Fund shares sold	4,101
Dividends and interest	2,528,949
Prepaid expenses	6,540

Total Assets	2,843,945,649
Liabilities
Collateral for securities loaned	326,693,106
Payables for:
Investments purchased	13,287,715
Fund shares redeemed	695,658
Accrued Expenses:
Management fees	1,029,409
Distribution and service fees	37,695
Deferred trustees’ fees	129,869
Other expenses	267,147

Total Liabilities	342,140,599

Net Assets	$2,501,805,050

Net Assets Consist of:
Paid in surplus	$1,770,278,695
Undistributed net investment income	25,396,185
Accumulated net realized gain	273,822,434
Unrealized appreciation on investments, futures contracts and foreign currency transactions	432,307,736

Net Assets	$2,501,805,050

Net Assets
Class A	$2,293,542,427
Class B	129,689,818
Class E	78,572,805
Capital Shares Outstanding*
Class A	143,143,878
Class B	8,256,356
Class E	4,943,913
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.02
Class B	15.71
Class E	15.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,401,356,150.
(b)	Includes securities loaned at value of $315,097,305.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$37,526,769
Interest	25,412
Securities lending income	1,571,468

Total investment income	39,123,649
Expenses
Management fees	13,706,906
Administration fees	77,445
Custodian and accounting fees	146,789
Distribution and service fees—Class B	320,897
Distribution and service fees—Class E	115,431
Audit and tax services	43,542
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	248,185
Insurance	15,920
Miscellaneous	25,466

Total expenses	14,790,373
Less management fee waiver	(1,820,355)
Less broker commission recapture	(21,027)

Net expenses	12,948,991

Net Investment Income	26,174,658

Net Realized and Unrealized Gain
Net realized gain on:
Investments	277,051,378
Futures contracts	958,593
Foreign currency transactions	4,887

Net realized gain	278,014,858

Net change in unrealized appreciation (depreciation) on:
Investments	183,805,193
Futures contracts	60,717
Foreign currency transactions	(284)

Net change in unrealized appreciation	183,865,626

Net realized and unrealized gain	461,880,484

Net Increase in Net Assets From Operations	$488,055,142

(a)	Net of foreign withholding taxes of $156,784.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,174,658	$27,362,720
Net realized gain	278,014,858	92,340,094
Net change in unrealized appreciation	183,865,626	68,783,191

Increase in net assets from operations	488,055,142	188,486,005

From Distributions to Shareholders
Net investment income
Class A	(24,430,468)	(51,100,364)
Class B	(1,114,219)	(2,720,768)
Class E	(734,571)	(1,692,433)
Net realized capital gains
Class A	(81,922,527)	(138,998,948)
Class B	(4,763,073)	(8,322,875)
Class E	(2,836,965)	(4,949,969)

Total distributions	(115,801,823)	(207,785,357)

Increase (decrease) in net assets from capital share transactions	(218,751,544)	126,083,894

Total increase in net assets	153,501,775	106,784,542

Net Assets
Beginning of period	2,348,303,275	2,241,518,733

End of period	$2,501,805,050	$2,348,303,275

Undistributed net investment income
End of period	$25,396,185	$26,667,316

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	375,230	$5,604,092	8,134,998	$113,241,932
Reinvestments	7,220,163	106,352,995	14,898,065	190,099,312
Redemptions	(20,739,263)	(311,585,558)	(12,494,585)	(168,841,752)

Net increase (decrease)	(13,143,870)	$(199,628,471)	10,538,478	$134,499,492

Class B
Sales	409,607	$5,960,056	435,277	$5,702,285
Reinvestments	406,452	5,877,292	880,673	11,043,643
Redemptions	(1,661,587)	(24,479,349)	(1,554,665)	(20,610,567)

Net decrease	(845,528)	$(12,642,001)	(238,715)	$(3,864,639)

Class E
Sales	88,196	$1,313,604	92,180	$1,216,483
Reinvestments	244,124	3,571,536	524,262	6,642,402
Redemptions	(763,261)	(11,366,212)	(927,981)	(12,409,844)

Net decrease	(430,941)	$(6,481,072)	(311,539)	$(4,550,959)

Increase (decrease) derived from capital shares transactions		$(218,751,544)		$126,083,894

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.77	$13.96	$14.49	$12.86	$9.71

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.17	0.18	0.16	0.11
Net realized and unrealized gain on investments	2.82	0.91	0.50	1.59	3.20

Total from investment operations	2.98	1.08	0.68	1.75	3.31

Less Distributions
Distributions from net investment income	(0.17)	(0.34)	(0.14)	(0.12)	(0.16)
Distributions from net realized capital gains	(0.56)	(0.93)	(1.07)	0.00	0.00

Total distributions	(0.73)	(1.27)	(1.21)	(0.12)	(0.16)

Net Asset Value, End of Period	$16.02	$13.77	$13.96	$14.49	$12.86

Total Return (%) (b)	22.08	8.50	4.59	13.78	34.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.59	0.59	0.60	0.62
Net ratio of expenses to average net assets (%) (c)(d)	0.51	0.51	0.51	0.53	0.60
Ratio of net investment income to average net assets (%)	1.08	1.23	1.23	1.16	1.03
Portfolio turnover rate (%)	63	62	63	136	42
Net assets, end of period (in millions)	$2,293.5	$2,151.9	$2,034.6	$2,207.6	$1,061.3

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.51	$13.72	$14.25	$12.66	$9.56

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.13	0.14	0.12	0.09
Net realized and unrealized gain on investments	2.77	0.90	0.51	1.57	3.14

Total from investment operations	2.89	1.03	0.65	1.69	3.23

Less Distributions
Distributions from net investment income	(0.13)	(0.31)	(0.11)	(0.10)	(0.13)
Distributions from net realized capital gains	(0.56)	(0.93)	(1.07)	0.00	0.00

Total distributions	(0.69)	(1.24)	(1.18)	(0.10)	(0.13)

Net Asset Value, End of Period	$15.71	$13.51	$13.72	$14.25	$12.66

Total Return (%) (b)	21.84	8.19	4.41	13.41	34.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.84	0.84	0.85	0.87
Net ratio of expenses to average net assets (%) (c)(d)	0.76	0.76	0.76	0.78	0.85
Ratio of net investment income to average net assets (%)	0.83	0.97	0.98	0.87	0.78
Portfolio turnover rate (%)	63	62	63	136	42
Net assets, end of period (in millions)	$129.7	$123.0	$128.1	$139.0	$132.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.66	$13.86	$14.39	$12.77	$9.65

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.14	0.15	0.13	0.10
Net realized and unrealized gain on investments	2.80	0.91	0.51	1.60	3.16

Total from investment operations	2.94	1.05	0.66	1.73	3.26

Less Distributions
Distributions from net investment income	(0.15)	(0.32)	(0.12)	(0.11)	(0.14)
Distributions from net realized capital gains	(0.56)	(0.93)	(1.07)	0.00	0.00

Total distributions	(0.71)	(1.25)	(1.19)	(0.11)	(0.14)

Net Asset Value, End of Period	$15.89	$13.66	$13.86	$14.39	$12.77

Total Return (%) (b)	21.93	8.30	4.45	13.62	34.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.74	0.74	0.75	0.77
Net ratio of expenses to average net assets (%) (c)(d)	0.66	0.66	0.66	0.68	0.75
Ratio of net investment income to average net assets (%)	0.93	1.07	1.07	0.97	0.88
Portfolio turnover rate (%)	63	62	63	136	42
Net assets, end of period (in millions)	$78.6	$73.4	$78.8	$90.2	$94.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on average net assets was 0.03%, 0.03%, 0.03% and 0.04% for the years ended December 31, 2017, 2016, 2015 and 2014, respectively (see Note 6 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Large Cap Research Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trust (“REIT”) adjustments, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $29,145,732. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $63,809,306. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. At December 31, 2017, the Portfolio had no open futures contracts.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location-Net Realized Gain (Loss)	Equity
Futures contracts	$958,593

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$60,717

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$7,593

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,534,817,242	$0	$1,840,966,278

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$13,706,906	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
0.005%	On amounts over $2 billion

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 amounted to $985,194 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee for the Portfolio by the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $835,161 was waived in the aggregate for the year ended December 31, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$2,407,538,654
Gross unrealized appreciation	481,394,254
Gross unrealized depreciation	(55,269,103)

Net unrealized appreciation (depreciation)	$426,125,151

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$50,897,963	$67,917,269	$64,903,860	$139,868,088	$115,801,823	$207,785,357

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$80,557,196	$224,973,796	$426,125,232	$—	$731,656,224

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Wellington Large Cap Research Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Large Cap Research Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Large Cap Research Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse/Wellington Large Cap Research Portfolio (formerly, Met/Wellington Large Cap Research Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-year period, outperformed its benchmark for the three- and five-year periods ended October 31, 2017. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2017, the Class A and B share of the Brighthouse Asset Allocation 100 Portfolio returned 23.21% and 22.93%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned 23.20%.

ECONOMIC AND MARKET REVIEW

For a non-election year, 2017 was marked by an unusual amount of political distraction, but the achievements by the government did not deviate far from consensus expectations at the beginning of the year, except for the failed attempt to repeal the Affordable Care Act. While promises of deregulation are yet to be fulfilled, we saw an attempt to at least turn the tide, exemplified by a significant reduction in new proposed regulation. In addition, the government finished off the year by engineering a long-awaited tax overhaul, which, despite its hefty price tag, was well-received by the markets. As such, the economic momentum from previous years carried over, resulting in real gross domestic product (“GDP”) growth of 2.3% in 2017 (up from 1.5% in 2016) and an unemployment rate of 4.1% (the lowest since 2000).

Many also expected that the rise in interest rates in the fourth quarter of 2016 would carry over to 2017. But despite healthy economic growth and stubbornly low inflation (as evidenced by relatively low growth in wages), the Affordable Care Act debacle led to doubts that other policies would be implemented as promised. At the same time, concerns about negative effects from ballooning public debt on long-term economic growth resulted in lower rates on both 10- and 30-year Treasury bonds. 1-year rates, however, approximately doubled as the Federal Reserve (the “Fed”) raised their target rate three times during the year, driving a 0.75% increase in total, citing the continued improvement in labor markets and the economy. As of this writing, the target rate range stands between 1.25% and 1.50%. In addition, October 2017 marked the month where the Fed embarked on its journey to “normalize” its balance sheet, which had swollen to $4.5 trillion after three rounds of quantitative easing. While the exact numbers contemplated by the Fed are presently unknown, the “normalization” is thought to indicate a balance sheet reduction of approximately $1.5 - $2 trillion over the next 3 - 4 years.

The economic news outside of the U.S. was quite encouraging as well. In fact, 2017 was on track to become the first year since 2010 in which all G20 countries (the twenty largest economies) experienced economic growth, but Saudi Arabia spoiled the party as its GDP contracted by approximately 0.5%. Like the U.S., many G20 countries had their share of political controversies and experienced growth in spite of them. In the U.K., Prime Minister Theresa May began the process to withdraw the country from the European Union as desired by the majority of voters in the 2016 “Brexit” vote, a decision that the latest polls (December 2017) indicate the majority is now against, as the potential negative economic consequences of the decision have become clearer to U.K. citizens. In France, populism gained strength, but was eventually defeated when far-right candidate Marine Le Pen lost the French presidential election to Emmanuel Macron. This result prompted not only long overdue reforms in France but a broader wave of optimism across Europe. The Communist Party of China held its 19th national congress, an event that takes place every five years and sets the stage for who will run the country and which policies will be followed. As expected, the Party continues to support President Xi Jinping in his efforts to gradually steer the country’s economy on its path from a manufacturing economy towards a service economy. However, the majority of the growth in China since the financial crisis has come from debt-fueled investments, and one of China’s biggest challenges will be to manage its growth in debt without triggering a significant economic slowdown. Lastly, after years of suffering from falling commodity prices accompanied by falling exchange rates, many commodity-producing emerging market economies saw 2017 as a year of recovery and growth, as commodity prices stabilized and cheaper currencies increased their competitiveness.

All in all, 2017 was another great year for investors, with all the major asset classes delivering strong returns. International equities led the charge with emerging markets returning of 37.3% and Non-U.S. Developed equities returning 25.0%, as measured by the MSCI Emerging Markets Index and MSCI EAFE Index respectively. U.S. stocks fared well too, with large cap stocks returning 21.8% (S&P 500 Index) and small cap stocks returning 14.7% (Russell 2000 Index). Even fixed income securities managed to deliver positive returns, with the Bloomberg Barclays U.S. Aggregate Bond Index up 3.5% for the year.

TOTAL PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Asset Allocation 100 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 100% to equities, although some residual cash is expected to be held by the underlying portfolios.

Over the twelve-month period, the Portfolio performed in line with the Dow Jones Aggressive Index. While an underweight to Emerging Market equity was a drag on relative performance, strong performance within the underlying Domestic Equity portfolios and an overweight to Large Cap equity offset the negative impact.

Contribution from the underlying domestic equity portfolios to relative performance was positive, as the Large Cap, Mid Cap, and Small Cap equity sleeves managed to outperform their respective benchmarks. Within Large Cap, the Jennison Growth Portfolio had a strong year, as it outperformed its benchmark by 7.1%. The main drivers of outperformance were security selection within Consumer Discretionary and Technology, but an underweight to Consumer Staples and overweights to Technology and Financial Services helped to boost relative returns as well. Another strong performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 4.6% for the year. The strong performance was primarily a result of

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

strong security selection within Financial Services, Energy, Technology and Industrials, but an overweight to Financial Services and an underweight to Real Estate and Communication Services helped to boost relative returns as well. The ClearBridge Aggressive Growth Portfolio, on the other hand, performed poorly in 2017, underperforming its benchmark by 10.9% for the period. The underperformance was driven by overweights to Energy, Communication Services, and Healthcare, in addition to poor security selection within Consumer Discretionary, Energy, Technology, Industrials, and Healthcare. Within the Mid Cap equity sleeve, only the Morgan Stanley Mid Cap Growth Portfolio managed to outperform its benchmark in 2017, and it did so by an impressive 15.1%. The outstanding performance was primarily a result of strong security selection within Healthcare, Consumer Discretionary, and Technology, but a large overweight to Technology had a significant positive impact as well. The biggest underperformer for the year was the Victory Sycamore Mid Cap Value Portfolio, which underperformed its benchmark by 3.6%. While the portfolio benefitted from strong security selection within Financial Services and Healthcare, it was insufficient to make up for the drag on performance stemming from poor security selection within Technology, Industrials and Consumer Staples. It should be noted however, that the majority of the underperformance was generated by the previous subadviser, who was replaced mid-December 2017. Within the Small Cap equity sleeve, 5 out of 6 managers outperformed their respective benchmark, and 4 of those managers outperformed with at least 3.4%. The strongest performer was the Neuberger Berman Genesis Portfolio, which outperformed its benchmark by 7.9% in 2017. The portfolio overall benefitted significantly from its growth bias, and more specifically from strong security selection within Technology, Consumer Staples, and Energy, as well as beneficial overweights to Healthcare and Industrials.

The Non-U.S. equity portfolios overall provided positive relative performance. By far the strongest performance came from the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 13.1% in 2017. The majority of the outperformance was a result of strong security selection within Healthcare, Real Estate, Consumer Discretionary, and Industrials, in addition to a favorable overweight to Technology. Another strong performer was the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 8.0%. The main drivers of outperformance were strong security selection within Industrials, Healthcare, Financial Services, and Consumer Discretionary, as well as a beneficial overweight to Technology. At the other end of the spectrum was the Brighthouse/Aberdeen Emerging Markets Equity Portfolio, which underperformed its benchmark by 8.7% for the period. An underweight to Chinese stocks were a drag on relative performance, and poor security selection within Real Estate, Technology, Energy, and Consumer Discretionary did not help.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 100 Portfolio
Class A	23.21	12.56	6.30
Class B	22.93	12.31	6.04
Dow Jones Aggressive Index	23.20	12.52	7.00

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Invesco Comstock Portfolio (Class A)	6.3
ClearBridge Aggressive Growth Portfolio (Class A)	6.2
Jennison Growth Portfolio (Class A)	6.0
T. Rowe Price Large Cap Growth Portfolio (Class A)	6.0
T. Rowe Price Large Cap Value Portfolio (Class A)	5.9
MFS Value Portfolio (Class A)	5.8
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5.5
Harris Oakmark International Portfolio (Class A)	4.7
Brighthouse/Dimensional International Small Company Portfolio (Class A)	4.6
Van Eck Global Natural Resources Portfolio (Class A)	4.0

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.75%	$1,000.00	$1,108.20	$3.99
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class B (a)	Actual	1.00%	$1,000.00	$1,107.80	$5.31
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Schedule of Investments as of December 31, 2017

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	4,757,814	$63,897,442
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,670,880	72,549,624
Brighthouse Small Cap Value Portfolio (Class A) (b)	1,918,866	32,639,918
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	5,586,545	63,742,480
Brighthouse/Artisan International Portfolio (Class A) (b)	6,036,195	67,907,199
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	105,054	27,216,423
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	5,373,669	82,324,601
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	3,091,710	99,862,233
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	4,300,049	68,886,785
Clarion Global Real Estate Portfolio (Class A) (b)	4,239,049	52,776,157
ClearBridge Aggressive Growth Portfolio (Class A) (b)	6,135,188	112,887,463
Frontier Mid Cap Growth Portfolio (Class A) (a)	705,385	27,107,939
Harris Oakmark International Portfolio (Class A) (b)	5,068,227	85,754,409
Invesco Comstock Portfolio (Class A) (b)	6,945,285	113,763,774
Invesco Small Cap Growth Portfolio (Class A) (b)	2,459,535	38,147,382
Jennison Growth Portfolio (Class A) (a)	6,420,565	108,186,525
JPMorgan Small Cap Value Portfolio (Class A) (b)	1,811,594	31,902,173
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	2,174,574	32,575,121
MFS Research International Portfolio (Class A) (b)	4,289,082	54,857,361
MFS Value Portfolio (Class A) (a)	6,258,616	104,080,784
MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (Class A) (a)	1,441,362	13,635,286

Affiliated Investment Companies—(Continued)
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	670,660	13,527,214
Neuberger Berman Genesis Portfolio (Class A) (a)	963,156	21,815,490
Oppenheimer Global Equity Portfolio (Class A) (b)	1,738,232	45,437,388
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	4,264,964	108,074,197
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	3,000,856	106,380,341
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	2,658,185	31,685,570
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	1,106,468	27,318,694
Van Eck Global Natural Resources Portfolio (Class A) (a)	6,785,999	73,153,066
Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio) (b)	431,722	9,018,672
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	1,410,805	17,917,218

Total Mutual Funds (Cost $1,515,415,584)		1,809,028,929

Total Investments—100.0% (Cost $1,515,415,584)		1,809,028,929
Other assets and liabilities (net)—0.0%		(568,135)

Net Assets—100.0%		$1,808,460,794

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,809,028,929	$—	$—	$1,809,028,929
Total Investments	$1,809,028,929	$—	$—	$1,809,028,929

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Affiliated investments at value (a)	$1,809,028,929
Receivable for:
Affiliated investments sold	734,631
Fund shares sold	76,943

Total Assets	1,809,840,503
Liabilities
Payables for:
Fund shares redeemed	811,574
Accrued Expenses:
Management fees	108,207
Distribution and service fees	239,987
Deferred trustees’ fees	171,287
Other expenses	48,654

Total Liabilities	1,379,709

Net Assets	$1,808,460,794

Net Assets Consist of:
Paid in surplus	$1,433,432,881
Undistributed net investment income	19,078,503
Accumulated net realized gain	62,336,065
Unrealized appreciation on affiliated investments	293,613,345

Net Assets	$1,808,460,794

Net Assets
Class A	$672,408,789
Class B	1,136,052,005
Capital Shares Outstanding*
Class A	50,468,913
Class B	85,689,265
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.32
Class B	13.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,515,415,584.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends from affiliated investments	$21,625,936
Interest	647

Total investment income	21,626,583
Expenses
Management fees	1,234,817
Administration fees	22,274
Custodian and accounting fees	27,398
Distribution and service fees—Class B	2,714,752
Audit and tax services	31,348
Legal	36,711
Trustees’ fees and expenses	53,081
Miscellaneous	8,042

Total expenses	4,128,423

Net Investment Income	17,498,160

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	24,559,237
Capital gain distributions from affiliated investments	54,946,631

Net realized gain	79,505,868

Net change in unrealized appreciation on affiliated investments	258,477,785

Net realized and unrealized gain	337,983,653

Net Increase in Net Assets From Operations	$355,481,813

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,498,160	$17,705,843
Net realized gain	79,505,868	108,686,936
Net change in unrealized appreciation	258,477,785	10,145,464

Increase in net assets from operations	355,481,813	136,538,243

From Distributions to Shareholders
Net investment income
Class A	(9,263,908)	(14,478,952)
Class B	(13,417,471)	(22,948,336)
Net realized capital gains
Class A	(34,653,878)	(73,422,589)
Class B	(59,661,334)	(130,917,070)

Total distributions	(116,996,591)	(241,766,947)

Increase (decrease) in net assets from capital share transactions	(46,754,229)	88,991,092

Total increase (decrease) in net assets	191,730,993	(16,237,612)

Net Assets
Beginning of period	1,616,729,801	1,632,967,413

End of period	$1,808,460,794	$1,616,729,801

Undistributed net investment income
End of period	$19,078,503	$22,397,477

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	959,284	$11,958,236	1,129,361	$13,170,070
Reinvestments	3,668,988	43,917,786	8,222,782	87,901,541
Redemptions	(4,948,820)	(61,622,773)	(4,720,918)	(55,181,088)

Net increase (decrease)	(320,548)	$(5,746,751)	4,631,225	$45,890,523

Class B
Sales	2,271,398	$28,098,131	2,740,682	$31,887,354
Reinvestments	6,130,772	73,078,805	14,433,903	153,865,406
Redemptions	(11,455,545)	(142,184,414)	(12,245,821)	(142,652,191)

Net increase (decrease)	(3,053,375)	$(41,007,478)	4,928,764	$43,100,569

Increase (decrease) derived from capital shares transactions		$(46,754,229)		$88,991,092

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.62	$12.60	$14.03	$13.46	$10.48

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.15	0.17	0.12	0.02
Net realized and unrealized gain (loss) on investments	2.45	0.83	(0.31)	0.58	3.07

Total from investment operations	2.60	0.98	(0.14)	0.70	3.09

Less Distributions
Distributions from net investment income	(0.19)	(0.32)	(0.22)	(0.13)	(0.11)
Distributions from net realized capital gains	(0.71)	(1.64)	(1.07)	0.00	0.00

Total distributions	(0.90)	(1.96)	(1.29)	(0.13)	(0.11)

Net Asset Value, End of Period	$13.32	$11.62	$12.60	$14.03	$13.46

Total Return (%) (b)	23.21	9.19	(1.67)	5.24	29.77

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.08	0.08	0.08	0.08	0.10
Ratio of net investment income to average net assets (%) (d)	1.18	1.27	1.27	0.85	0.15
Portfolio turnover rate (%)	8	11	11	17	13
Net assets, end of period (in millions)	$672.4	$590.2	$581.6	$631.6	$646.3

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.57	$12.54	$13.98	$13.40	$10.43

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.12	0.14	0.08	0.13
Net realized and unrealized gain (loss) on investments	2.45	0.84	(0.33)	0.60	2.93

Total from investment operations	2.56	0.96	(0.19)	0.68	3.06

Less Distributions
Distributions from net investment income	(0.16)	(0.29)	(0.18)	(0.10)	(0.09)
Distributions from net realized capital gains	(0.71)	(1.64)	(1.07)	0.00	0.00

Total distributions	(0.87)	(1.93)	(1.25)	(0.10)	(0.09)

Net Asset Value, End of Period	$13.26	$11.57	$12.54	$13.98	$13.40

Total Return (%) (b)	22.93	8.98	(2.01)	5.09	29.51

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.33	0.33	0.33	0.35
Ratio of net investment income to average net assets (%) (d)	0.93	1.03	1.01	0.60	1.07
Portfolio turnover rate (%)	8	11	11	17	13
Net assets, end of period (in millions)	$1,136.1	$1,026.6	$1,051.4	$1,169.0	$1,222.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”) on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from the Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$130,215,661	$0	$221,468,357

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Asset Allocation Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Asset Allocation Portfolio’s Management Agreement, the Asset Allocation Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Asset Allocation Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$1,234,817	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Asset Allocation Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Asset Allocation Portfolio, may pay annually up to 0.50% of the average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Asset Allocation Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2017 were as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2017
Baillie Gifford International Stock Portfolio (Class A)	$54,471,185	$918,182	$(8,955,623)	$2,645,608	$14,818,090	$63,897,442
BlackRock Capital Appreciation Portfolio (Class A)	63,282,436	1,713,503	(11,014,175)	2,798,108	15,769,752	72,549,624
Brighthouse Small Cap Value Portfolio (Class A)	30,699,979	1,531,713	(1,721,646)	42,070	2,087,802	32,639,918
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	52,998,727	1,403,550	(4,774,480)	(9,885)	14,124,568	63,742,480
Brighthouse/Artisan International Portfolio (Class A)	55,480,219	2,262,024	(6,408,219)	319,486	16,253,689	67,907,199
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	24,975,136	208,174	(910,876)	224,240	2,719,749	27,216,423
Brighthouse/Dimensional International Small Company Portfolio (Class A)	71,857,825	5,375,152	(10,516,092)	(1,073,687)	16,681,403	82,324,601
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	88,793,738	4,993,226	(5,540,127)	487,492	11,127,904	99,862,233
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	62,420,959	3,129,653	(6,671,655)	909,972	9,097,856	68,886,785
Clarion Global Real Estate Portfolio (Class A)	45,661,880	4,097,680	(348,836)	(21,789)	3,387,222	52,776,157
ClearBridge Aggressive Growth Portfolio (Class A)	101,605,446	1,015,019	(7,044,493)	3,534,840	13,776,651	112,887,463
Frontier Mid Cap Growth Portfolio (Class A)	24,376,286	617,249	(3,125,547)	352,794	4,887,157	27,107,939
Harris Oakmark International Portfolio (Class A)	78,649,694	1,543,088	(15,155,656)	2,105,099	18,612,184	85,754,409
Invesco Comstock Portfolio (Class A)	83,921,925	22,239,967	(4,511,270)	1,535,923	10,577,229	113,763,774
Invesco Small Cap Growth Portfolio (Class A)	34,523,840	3,707,086	(4,762,657)	(410,890)	5,090,003	38,147,382
Jennison Growth Portfolio (Class A)	96,114,146	7,783,120	(21,062,720)	4,811,910	20,540,069	108,186,525
JPMorgan Small Cap Value Portfolio (Class A)	30,861,176	2,540,542	(796,158)	90,139	(793,526)	31,902,173
Loomis Sayles Small Cap Growth Portfolio (Class A)	29,485,170	1,456,642	(4,436,512)	802,098	5,267,723	32,575,121
MFS Research International Portfolio (Class A)	47,518,751	1,046,847	(5,700,285)	847,798	11,144,250	54,857,361

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2017
MFS Value Portfolio (Class A)	$86,817,475	$12,776,603	$(3,607,842)	$1,219,634	$6,874,914	$104,080,784
MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (Class A)	58,254,712	816,656	(45,400,319)	(4,920,211)	4,884,448	13,635,286
Morgan Stanley Mid Cap Growth Portfolio (Class A)	14,944,864	117,963	(6,595,903)	1,777,666	3,282,624	13,527,214
Neuberger Berman Genesis Portfolio (Class A)	20,092,347	1,758,379	(1,350,120)	467,399	847,485	21,815,490
Oppenheimer Global Equity Portfolio (Class A)	40,610,628	498,838	(8,959,108)	1,213,655	12,073,375	45,437,388
T. Rowe Price Large Cap Growth Portfolio (Class A)	96,704,185	6,540,263	(18,980,732)	4,226,364	19,584,117	108,074,197
T. Rowe Price Large Cap Value Portfolio (Class A)	82,810,159	20,748,881	(2,585,457)	1,100,271	4,306,487	106,380,341
T. Rowe Price Mid Cap Growth Portfolio (Class A)	24,459,368	5,112,792	(1,764,656)	112,784	3,765,282	31,685,570
T. Rowe Price Small Cap Growth Portfolio (Class A)	24,750,218	1,616,305	(2,822,461)	388,659	3,385,973	27,318,694
Van Eck Global Natural Resources Portfolio (Class A)	65,201,755	12,129,749	(5,176,574)	(882,007)	1,880,143	73,153,066
Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio) (Class A)	8,329,258	266,830	(292,296)	15,779	699,101	9,018,672
Wells Capital Management Mid Cap Value Portfolio (Class A)	16,571,116	249,985	(475,862)	(152,082)	1,724,061	17,917,218

	$1,617,244,603	$130,215,661	$(221,468,357)	$24,559,237	$258,477,785	$1,809,028,929

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
Baillie Gifford International Stock Portfolio (Class A)	$—	$748,836	4,757,814
BlackRock Capital Appreciation Portfolio (Class A)	1,631,103	73,895	1,670,880
Brighthouse Small Cap Value Portfolio (Class A)	1,085,251	344,376	1,918,866
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	793,015	5,586,545
Brighthouse/Artisan International Portfolio (Class A)	—	866,270	6,036,195
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	—	179,676	105,054
Brighthouse/Dimensional International Small Company Portfolio (Class A)	3,616,761	1,748,823	5,373,669
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	3,497,539	1,481,956	3,091,710
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	2,404,513	717,060	4,300,049
Clarion Global Real Estate Portfolio (Class A)	—	1,819,119	4,239,049
ClearBridge Aggressive Growth Portfolio (Class A)	—	998,128	6,135,188
Frontier Mid Cap Growth Portfolio (Class A)	614,059	—	705,385
Harris Oakmark International Portfolio (Class A)	—	1,509,643	5,068,227
Invesco Comstock Portfolio (Class A)	2,848,926	2,390,839	6,945,285
Invesco Small Cap Growth Portfolio (Class A)	3,702,620	—	2,459,535
Jennison Growth Portfolio (Class A)	7,436,871	333,492	6,420,565
JPMorgan Small Cap Value Portfolio (Class A)	1,433,766	398,640	1,811,594
Loomis Sayles Small Cap Growth Portfolio (Class A)	1,451,486	—	2,174,574
MFS Research International Portfolio (Class A)	—	1,024,666	4,289,082
MFS Value Portfolio (Class A)	5,757,140	1,949,999	6,258,616
MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (Class A)	—	812,627	1,441,362
Morgan Stanley Mid Cap Growth Portfolio (Class A)	—	46,725	670,660
Neuberger Berman Genesis Portfolio (Class A)	1,670,181	84,195	963,156
Oppenheimer Global Equity Portfolio (Class A)	—	493,523	1,738,232
T. Rowe Price Large Cap Growth Portfolio (Class A)	6,212,294	315,212	4,264,964
T. Rowe Price Large Cap Value Portfolio (Class A)	7,643,297	2,027,609	3,000,856
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,410,574	—	2,658,185
T. Rowe Price Small Cap Growth Portfolio (Class A)	1,530,250	82,865	1,106,468
Van Eck Global Natural Resources Portfolio (Class A)	—	70,339	6,785,999
Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio) (Class A)	—	95,141	431,722
Wells Capital Management Mid Cap Value Portfolio (Class A)	—	219,267	1,410,805

	$54,946,631	$21,625,936

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,515,898,101
Gross unrealized appreciation	294,724,134
Gross unrealized depreciation	(1,593,306)

Net unrealized appreciation (depreciation)	$293,130,828

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$22,681,379	$38,049,137	$94,315,212	$203,717,810	$116,996,591	$241,766,947

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$19,249,789	$62,818,582	$293,130,828	$—	$375,199,199

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse Asset Allocation 100 Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 100 Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 100 Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-15

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio (formerly, MetLife Asset Allocation 20 Portfolio), Brighthouse Asset Allocation 40 Portfolio (formerly, MetLife Asset Allocation 40 Portfolio), Brighthouse Asset Allocation 60 Portfolio (formerly, MetLife Asset Allocation 60 Portfolio), Brighthouse Asset Allocation 80 Portfolio (formerly, MetLife Asset Allocation 80 Portfolio) and Brighthouse Asset Allocation 100 Portfolio (formerly, MetLife Asset Allocation 100 Portfolio) (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices, financial condition, relevant compliance program and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse Asset Allocation 100 Portfolio (formerly, MetLife Asset Allocation 100 Portfolio). The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Brighthouse AA 100 Narrow Index, for the three- and five-year periods ended October 31, 2017, and outperformed its benchmark for the one-year period ended October 31, 2017. The Board also noted that the Portfolio underperformed its other benchmark, the Dow Jones Aggressive Index, for the three-year period ended October 31, 2017, and outperformed its other benchmark for the one- and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and above the Expense Universe median. The board further considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class B shares of the Brighthouse Balanced Plus Portfolio returned 18.33%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 15.15%.

MARKET ENVIRONMENT / CONDITIONS

The first quarter of 2017 was marked by surging optimism among U.S. businesses and consumers along with solid fundamentals that helped bolster risk appetites. Volatility remained relatively low, equities rallied and credit spreads tightened. U.S. yields were generally range-bound, and inflation expectations were generally stable despite fluctuations in oil prices related to building inventories in the U.S. and concerns over Organization of the Petroleum Exporting Countries (OPEC) adherence to its production cut agreement.

Moving into the second quarter, geopolitical surprises continued to dominate headlines. Macron’s election victory in France helped to bolster risk appetite, while controversies surrounding the U.S. and Brazilian administrations added to uncertainty in markets. The U.S. yield curve continued to flatten in the second quarter, as short-term rates rose while rates along much of the rest of the curve fell. In addition, concerns about the Trump administration’s ability to enact inflationary fiscal policies caused inflation expectations to pull back, resulting in Treasury Inflation-Protected Securities (“TIPS”) underperforming like-duration nominal Treasuries.

In the third quarter of 2017, geopolitical uncertainties, including escalating tensions between the U.S. and North Korea and political turmoil within the Trump administration, weighed on yields early in the quarter, though risk assets were generally resilient. Meanwhile, developed market (“DM”) central banks shifted towards a reduction in accommodation that pushed DM yields higher toward the end of the quarter: The Federal Reserve (the “Fed”) detailed plans to unwind its balance sheet, the Bank of England and European Central Bank (the “ECB”) suggested less stimulus on the horizon, and the Bank of Canada raised rates twice after a 7-year gap.

During the fourth quarter, between the ECB announcing that in January it would taper its monthly asset purchases and the Fed beginning its balance sheet reduction and raising interest rates by 25 basis points, less accommodative global monetary policy continued to dominate the headlines. Furthermore, optimism in the U.S. continued to surge as major tax reform was passed just before the end of the year and solid economic fundamentals proceeded to push markets to an all-time high.

TOTAL PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Balanced Plus Portfolio was composed of two sleeves. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of Brighthouse Investment Advisers, LLC. The remaining 30% of the assets (the “Overlay Sleeve”) are designed to keep the Portfolio’s overall volatility level within the desired range by dynamically changing its total equity exposure in response to measures of implied equity market volatility. To gain and actively manage this equity exposure, the Overlay Sleeve’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), invested in equity index derivative instruments and various fixed income instruments that served as collateral for the equity derivative exposures. Since the Overlay Sleeve constitutes a substantial percent of the Portfolio’s allocation, overlay sleeve performance may significantly impact total Portfolio return in any given period.

BASE SLEEVE PORTFOLIO REVIEW

The Base Sleeve Portfolio returned 12.2% over the twelve-month period. All asset classes in the Base Sleeve delivered a positive result, with international equities and domestic large cap equities being the biggest contributors. The Base Sleeve Portfolio outperformed its blended benchmark, primarily as a result of strong security selection within the underlying U.S. large cap, U.S. small cap, and non-U.S. equity portfolios.

The contribution from the underlying fixed income portfolios to relative performance was negative in 2017, despite most of the funds outperforming their individual fund benchmarks. The biggest detractor from performance was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 9.9%. The underperformance was primarily a result of underweights to the euro, the Japanese yen and the Australian dollar, in addition to underweight duration exposure in the U.S. and Europe. The TCW Core Fixed Income Portfolio also underperformed its benchmark, in this case by 0.3%. The main drivers of underperformance were an underweight to, and poor security selection within, corporate credit. More specifically within corporate credits, underweights to Information Technology, Energy, and Metals were unfavorable. At the other end of the spectrum was the Western Asset Management Strategic Bond Opportunities Portfolio, which outperformed its benchmark by 4.7%. The strong performance was carried by overweights to high-yield corporate bonds and structured credit, as well as strong security selection within non-agency residential mortgage-backed securities and commercial mortgage-backed securities. Finally, an overweight to emerging market debt also helped to boost relative returns. The PIMCO Total Return Portfolio also had a strong year, outperforming its benchmark by 1.2%. The performance drivers were primarily favorable positioning on the yield curve via an overweight to duration along the intermediate-term and long-term part of the yield curve, and overweights to agency and non-agency mortgage backed securities which benefitted from a strong U.S. housing sector.

Contribution from the underlying domestic equity portfolios to relative performance was positive, as the Large Cap managers and, in

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

particular, Small Cap managers delivered positive relative results. Within Large Cap, the Jennison Growth Portfolio had a strong year, as it outperformed its benchmark by 7.1%. The main drivers of outperformance were security selection within Consumer Discretionary and Technology, but an underweight to Consumer Staples and overweights to Information Technology and Financial Services helped to boost relative returns as well. Another strong performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 4.6% for the year. The strong performance was primarily a result of strong security selection within Financial Services, Energy, Technology and Industrials, but an overweight to Financial Services and an underweight to Real Estate and Communication Services helped to boost relative returns as well. The ClearBridge Aggressive Growth Portfolio, on the other hand, performed poorly in 2017, underperforming its benchmark by 10.9% for the period. The underperformance was driven by overweights to Energy, Communication Services, and Healthcare, in addition to poor security selection within Consumer Discretionary, Energy, Technology, Industrials, and Healthcare. Within the Mid Cap equity sleeve, only the Morgan Stanley Mid Cap Growth Portfolio managed to outperform its benchmark in 2017, and it did so by an impressive 15.1%. The outstanding performance was primarily a result of strong security selection within Healthcare, Consumer Discretionary, and Information Technology, but a large overweight to Information Technology had a significant positive impact as well. The biggest underperformer for the year was the Wells Capital Management Mid Cap Value Portfolio, which underperformed its benchmark by 2.3%. While the portfolio benefitted from strong security selection within Information Technology and Utilities, it was insufficient to make up for the drag on performance stemming from poor security selection within Consumer Staples, Real Estate, and Basic Materials. It should be noted however, that the majority of the underperformance was generated by the previous subadviser, who was replaced effective June 1, 2017. Within the Small Cap equity sleeve, 4 out of 5 managers outperformed their respective benchmark. The strongest performer was the Neuberger Berman Genesis Portfolio, which outperformed its benchmark by 7.9% in 2017. The portfolio overall benefitted significantly from its growth bias, and more specifically from strong security selection within Information Technology, Consumer Staples, and Energy, as well as beneficial overweights to Healthcare and Industrials.

The Non-U.S. equity portfolios overall provided positive relative performance. By far the strongest performance came from the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 13.1% in 2017. The majority of the outperformance was a result of strong security selection within Healthcare, Real Estate, Consumer Discretionary, and Industrials, in addition to a favorable overweight to Information Technology. Another strong performer was the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 8.0%. The main drivers of outperformance were strong security selection within Industrials, Healthcare, Financial Services, and Consumer Discretionary, as well as a beneficial overweight to Information Technology. At the other end of the spectrum was the Brighthouse/Aberdeen Emerging Markets Equity Portfolio, which underperformed its benchmark by 8.7% for the period. An underweight to Chinese stocks were a drag on relative performance, and poor security selection within Real Estate, Information Technology, Energy, and Consumer Discretionary did not help.

OVERLAY SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

Low volatility, high risk appetite, and generally stable market conditions characterized 2017. With the CBOE Volatility Index (VIX) spending the majority of the period near historic lows, global equities and risk assets rallied. Amid the subdued volatility, the Portfolio maintained its near-max equity exposure throughout the period, which was positive for absolute and relative performance as U.S. equities rallied. An overweight to equity, obtained via equity futures contracts, in the Brighthouse Balanced Plus PIMCO-managed sleeve contributed to performance as the S&P 500 Index ended the period higher.

The Portfolio’s fixed income allocations were positive relative to its benchmark. U.S. duration and yield curve positioning, partially facilitated through the use of futures, was positive for relative performance as mid to long-term rates rallied. Within a diversified set of spread sectors, Agency Mortgage-Backed Securities were additive along with allocations to investment-grade credit and U.S. government agency debentures.

In regard to Portfolio positioning, equity exposure in the PIMCO-managed portion of the Balanced Plus Portfolio ended the period with a max overweight exposure to U.S. equities as volatility remained subdued. The Portfolio ended the period neutral to slightly underweight duration relative to the benchmark. The Portfolio held positions in Corporate, Agency, Municipals, and Quasi-Sovereign bonds to diversify and enhance the return potential.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Josh Davis

David Braun

Graham Rennison

Portfolio Managers

Pacific Investment Management Company, LLC

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[2]
Brighthouse Balanced Plus Portfolio
Class B	18.33	9.05	7.82
Dow Jones Moderate Index	15.15	8.11	6.83

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. The since inception return of the index based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.5
TCW Core Fixed Income Portfolio (Class A)	5.1
PIMCO Total Return Portfolio (Class A)	5.1
JPMorgan Core Bond Portfolio (Class A)	4.7
Harris Oakmark International Portfolio (Class A)	3.6
Western Asset Management U.S. Government Portfolio (Class A)	3.3
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.2
Baillie Gifford International Stock Portfolio (Class A)	2.6
MFS Research International Portfolio (Class A)	2.6
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	2.3

Top Sectors

% of Net Assets
Mutual Funds	68.4
U.S. Treasury & Government Agencies	27.6
Corporate Bonds & Notes	2.2
Mortgage-Backed Securities	0.2
Asset-Backed Securities	0.1
Municipals	0.1
Foreign Government	0.1

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class B (a) (b)	Actual	0.93%	$1,000.00	$1,084.70	$4.89
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.
(b)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2017

Mutual Funds—68.4% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—68.4%
Baillie Gifford International Stock Portfolio (Class A) (a)	24,032,176	$322,752,128
BlackRock Bond Income Portfolio (Class A) (a)	7,620,793	814,891,426
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,492,034	64,784,117
BlackRock High Yield Portfolio (Class A) (b)	15,458,062	121,191,207
Brighthouse Small Cap Value Portfolio (Class A) (b)	7,516,932	127,863,012
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	15,682,048	178,932,169
Brighthouse/Artisan International Portfolio (Class A) (b)	22,692,572	255,291,434
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	739,096	191,477,535
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	11,886,475	182,100,802
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	16,974,801	175,519,441
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b)	30,204,064	290,563,100
Brighthouse/Templeton International Bond Portfolio (Class A) (b)	28,486,404	287,142,956
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	1,991,527	64,326,332
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	4,004,027	64,144,519
Clarion Global Real Estate Portfolio (Class A) (b)	8,786,617	109,393,386
ClearBridge Aggressive Growth Portfolio (Class A) (b)	3,438,141	63,261,786
Frontier Mid Cap Growth Portfolio (Class A) (a)	4,328,059	166,327,305
Harris Oakmark International Portfolio (Class A) (b)	26,342,030	445,707,144
Invesco Comstock Portfolio (Class A) (b)	3,994,160	65,424,339
Invesco Small Cap Growth Portfolio (Class A) (b)	6,284,546	97,473,308
Jennison Growth Portfolio (Class A) (a)	4,580,208	77,176,499
JPMorgan Core Bond Portfolio (Class A) (b)	56,536,379	582,324,704
JPMorgan Small Cap Value Portfolio (Class A) (b)	5,271,371	92,828,841
MFS Research International Portfolio (Class A) (b)	25,230,115	322,693,173
MFS Value Portfolio (Class A) (a)	3,860,724	64,203,837
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	3,193,898	64,420,914
Neuberger Berman Genesis Portfolio (Class A) (a)	3,985,895	90,280,524
Oppenheimer Global Equity Portfolio (Class A) (b)	4,981,519	130,216,909
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	23,600,946	235,065,418
PIMCO Total Return Portfolio (Class A) (b)	55,254,883	639,298,992
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	1,812,995	64,270,659
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	10,557,497	125,845,362
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	5,242,908	129,447,406
TCW Core Fixed Income Portfolio (Class A) (b)	62,739,081	641,193,405
Van Eck Global Natural Resources Portfolio (Class A) (a)	17,251,313	185,969,152
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	14,882,528	189,008,107
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	28,210,364	392,970,377
Western Asset Management U.S. Government Portfolio (Class A) (a)	34,919,642	406,813,833

Total Mutual Funds (Cost $8,056,484,041)		8,522,595,558

U.S. Treasury & Government Agencies—27.6%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—1.8%
Fannie Mae 30 Yr. Pool 3.500%, TBA (c)	215,000,000	220,457,099
Fannie Mae Pool 2.920%, 03/01/35	2,950,000	2,793,255
3.180%, 07/01/35	2,825,093	2,812,881

		226,063,235

Federal Agencies—1.3%
Federal Home Loan Mortgage Corp. 2.375%, 01/13/22	10,500,000	10,594,405
6.250%, 07/15/32	30,000,000	42,083,520
Federal National Mortgage Association 1.875%, 09/24/26	36,006,000	33,940,588
6.625%, 11/15/30	19,200,000	27,001,075
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/19	24,600,000	23,752,200
Zero Coupon, 07/15/20	18,900,000	17,930,942
Zero Coupon, 04/15/30	19,500,000	13,701,915
Tennessee Valley Authority 2.875%, 02/01/27	1,700,000	1,732,363

		170,737,008

U.S. Treasury—24.5%
U.S. Treasury Bonds 2.250%, 08/15/46	32,500,000	29,317,285
2.500%, 02/15/46	87,700,000	83,455,457
2.500%, 05/15/46	21,000,000	19,976,250
2.750%, 08/15/42	29,400,000	29,604,422
2.750%, 11/15/42	196,000,000	197,240,312
2.750%, 08/15/47	27,500,000	27,534,375
2.750%, 11/15/47 (d)	57,000,000	57,093,515
2.875%, 05/15/43	126,000,000	129,558,516
2.875%, 08/15/45	51,300,000	52,610,555
2.875%, 11/15/46 (d)	114,100,000	117,046,097
3.000%, 11/15/44	96,000,000	100,833,750
3.000%, 02/15/47 (d)	96,900,000	101,907,762
3.000%, 05/15/47	95,000,000	99,879,883
3.125%, 02/15/42	93,900,000	100,938,832
3.125%, 02/15/43	89,700,000	96,367,934
3.125%, 08/15/44	13,100,000	14,079,941
3.375%, 05/15/44	99,895,000	112,097,018
3.625%, 08/15/43	25,200,000	29,411,156
4.250%, 11/15/40	177,700,000	225,679,000
4.375%, 05/15/40	31,300,000	40,357,438
4.375%, 05/15/41	51,000,000	65,983,242
4.625%, 02/15/40	113,700,000	151,198,793
8.000%, 11/15/21 (e)	57,700,000	70,297,082
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/45 (f)	3,771,000	3,789,909
2.000%, 01/15/26 (d) (f)	4,722,640	5,312,091
3.625%, 04/15/28 (f)	6,100,360	8,003,974
U.S. Treasury Notes 1.125%, 02/28/21	125,000,000	121,557,617
1.250%, 03/31/21 (e)	116,600,000	113,721,437
1.500%, 03/31/23	85,000,000	81,945,313

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.625%, 05/15/26	150,000,000	$141,281,250
2.000%, 05/31/21	137,500,000	137,263,672
2.000%, 05/31/24	185,313,000	181,852,858
2.000%, 11/15/26 (d)	93,500,000	90,486,817
2.125%, 12/31/21 (e)	111,000,000	111,021,679
2.250%, 08/15/27 (d)	104,400,000	102,931,875

		3,051,637,107

Total U.S. Treasury & Government Agencies (Cost $3,454,085,516)		3,448,437,350

Corporate Bonds & Notes—2.2%

Agriculture—0.1%
Philip Morris International, Inc. 6.375%, 05/16/38	5,000,000	6,766,311
Reynolds American, Inc. 2.300%, 06/12/18	1,200,000	1,201,407

		7,967,718

Auto Manufacturers—0.1%
Ford Motor Credit Co. LLC 2.489%, 3M USD LIBOR + 0.900%, 06/15/18 (g)	10,000,000	10,024,865

Banks—1.3%
Bank of America Corp. 6.875%, 04/25/18	5,900,000	5,990,136
6.875%, 11/15/18	600,000	624,836
Bank of New York Mellon Corp. (The) 4.950%, 3M USD LIBOR + 3.420%, 06/20/20 (g)	6,800,000	7,038,340
Cooperatieve Rabobank UA 3.375%, 05/21/25	5,000,000	5,144,293
Credit Suisse AG 2.300%, 05/28/19	10,700,000	10,710,354
Goldman Sachs Group, Inc. (The) 2.789%, 3M USD LIBOR + 1.200%, 09/15/20 (g)	18,800,000	19,155,988
HSBC Holdings plc 5.250%, 03/14/44	3,000,000	3,517,892
HSBC USA, Inc. 2.023%, 3M USD LIBOR + 0.610%, 11/13/19 (g)	20,000,000	20,113,086
JPMorgan Chase & Co. 1.917%, 3M USD LIBOR + 0.550%, 04/25/18 (g)	20,000,000	20,022,798
2.318%, 3M USD LIBOR + 0.955%, 01/23/20 (g)	20,000,000	20,267,059
6.125%, 3M USD LIBOR + 3.330%, 04/30/24 (g)	3,000,000	3,285,000
Mizuho Financial Group, Inc. 2.632%, 04/12/21 (144A)	5,200,000	5,185,325
PNC Bank N.A. 1.901%, 3M USD LIBOR + 0.420%, 06/01/18 (g)	15,000,000	15,018,837
2.250%, 07/02/19	8,000,000	8,004,739
Wells Fargo & Co. 5.900%, 3M USD LIBOR + 3.110%, 06/15/24 (g)	8,600,000	9,199,420
Westpac Banking Corp. 1.892%, 3M USD LIBOR + 0.430%, 05/25/18 (g)	15,000,000	15,016,150

		168,294,253

Biotechnology—0.1%
Amgen, Inc. 2.700%, 05/01/22	3,300,000	3,296,492
Baxalta, Inc. 2.438%, 3M USD LIBOR + 0.780%, 06/22/18 (g)	8,500,000	8,517,838

		11,814,330

Diversified Financial Services—0.2%
American Express Credit Corp. 2.150%, 3M USD LIBOR + 0.550%, 03/18/19 (g)	5,000,000	5,019,704
Charles Schwab Corp. (The) 1.500%, 03/10/18	10,000,000	9,993,124
Navient Corp. 8.450%, 06/15/18	5,840,000	5,988,920

		21,001,748

Electric—0.1%
Electricite de France S.A. 2.150%, 01/22/19 (144A)	6,200,000	6,200,776
Ohio Power Co. 5.375%, 10/01/21	949,000	1,043,334

		7,244,110

Insurance—0.0%
MassMutual Global Funding II 2.500%, 10/17/22 (144A)	4,000,000	3,957,743

Miscellaneous Manufacturing—0.1%
Siemens Financieringsmaatschappij NV 1.742%, 3M USD LIBOR + 0.280%, 05/25/18 (144A) (g)	15,000,000	15,009,323

Oil & Gas—0.1%
Gazprom OAO Via Gaz Capital S.A. 9.250%, 04/23/19 (144A)	4,200,000	4,531,220
Statoil ASA 2.450%, 01/17/23	5,400,000	5,367,906

		9,899,126

Pharmaceuticals—0.0%
Forest Laboratories LLC 4.875%, 02/15/21 (144A)	5,000,000	5,292,644

Semiconductors—0.1%
QUALCOMM, Inc. 1.706%, 3M USD LIBOR + 0.270%, 05/18/18 (g)	10,000,000	10,004,447

Software—0.0%
Microsoft Corp. 3.500%, 11/15/42	4,500,000	4,516,280

Telecommunications—0.0%
AT&T, Inc. 4.800%, 06/15/44	3,000,000	2,967,244

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	3,097,000	$3,070,222

Total Corporate Bonds & Notes (Cost $238,592,495)		281,064,053

Mortgage-Backed Securities—0.2%

Commercial Mortgage-Backed Securities—0.2%
CSMC Trust 3.953%, 09/15/37 (144A)	20,000,000	20,638,996
JPMorgan Chase Commercial Mortgage Securities Trust 4.106%, 07/15/46 (144A)	94,155	94,485

Total Mortgage-Backed Securities (Cost $20,694,937)		20,733,481

Asset-Backed Security—0.1%

Asset-Backed - Credit Card—0.1%
Chase Issuance Trust 1.797%, 1M LIBOR + 0.320%, 02/18/20 (g) (Cost $13,000,000)	13,000,000	13,004,794

Municipals—0.1%
Los Angeles Community College District, Build America Bond 6.750%, 08/01/49	400,000	620,868
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,845,000	2,130,477
University of California CA, Revenue 1.796%, 07/01/19	8,500,000	8,469,485

Total Municipals (Cost $11,012,922)		11,220,830

Foreign Government—0.1%

Sovereign—0.1%
Export-Import Bank of Korea 1.750%, 02/27/18 (Cost $6,699,292)	6,700,000	6,693,823

Short-Term Investments—5.3%

Repurchase Agreements—5.3%
Deutsche Bank AG Repurchase Agreement dated 12/29/17 at 1.500% to be repurchased at $83,503,479 on 01/02/18, collateralized by $83,500,000 U.S. Treasury Note at 1.750% due 03/31/22 with a value of $83,500,000.	83,500,000	83,500,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $3,460,249 on 01/02/18, collateralized by $3,580,000 U.S. Treasury Note at 1.750% due 03/31/22 with a value of $3,532,046.	3,460,095	3,460,095

Repurchase Agreements—(Continued)
JPMorgan Securities LLC Repurchase Agreement dated 12/29/17 at 1.500% to be repurchased at $195,308,138 on 01/03/18, collateralized by $189,734,000 U.S. Treasury Inflation Indexed Bond at 1.250% due 04/15/19 with a value of $199,291,842	195,300,000	195,300,000
Repurchase Agreement dated 12/29/17 at 1.690% to be repurchased at $273,951,432 on 01/02/18, collateralized by $57,086,000 U.S. Treasury Inflation Indexed Bond at 1.250% due 04/15/19 and $217,029,000 U.S. Treasury Note at 2.500% due 05/15/24 with a value of $279,440,758.	273,900,000	273,900,000
Repurchase Agreement dated 12/29/17 at 1.800% to be repurchased at $110,322,060 on 01/02/18, collateralized by $113,774,000 U.S. Treasury Note at 1.375% due 12/15/19 with a value of $112,654,464.	110,300,000	110,300,000

Total Short-Term Investments (Cost $666,460,095)		666,460,095

Total Investments—104.0% (Cost $12,467,029,298)		12,970,209,984
Other assets and liabilities (net)—(4.0)%		(503,076,190)

Net Assets—100.0%		$12,467,133,794

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $183,391,698.
(f)	Principal amount of security is adjusted for inflation.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $60,910,512, which is 0.5% of net assets.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
JPY	20,900,000	GSC	01/10/18	$185,908	$371

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
S&P 500 Index E-Mini Futures	03/16/18	39,278	USD	5,255,396,400	$45,338,364

Glossary of Abbreviations

Counterparties

(GSC)—	Goldman Sachs & Co.

Currencies

(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviation

(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$8,522,595,558	$—	$—	$8,522,595,558
Total U.S. Treasury & Government Agencies*	—	3,448,437,350	—	3,448,437,350
Total Corporate Bonds & Notes*	—	281,064,053	—	281,064,053
Total Mortgage-Backed Securities*	—	20,733,481	—	20,733,481
Total Asset-Backed Security*	—	13,004,794	—	13,004,794
Total Municipals	—	11,220,830	—	11,220,830
Total Foreign Government*	—	6,693,823	—	6,693,823
Total Short-Term Investments*	—	666,460,095	—	666,460,095
Total Investments	$8,522,595,558	$4,447,614,426	$—	$12,970,209,984

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$371	$—	$371
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$45,338,364	$—	$—	$45,338,364

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a)	$4,447,614,426
Affiliated investments at value (b)	8,522,595,558
Cash denominated in foreign currencies (c)	416,487
Unrealized appreciation on forward foreign currency exchange contracts	371
Receivable for:
Investments sold	600,496
TBA securities sold	184,216,641
Fund shares sold	83,669
Interest	20,441,026
Prepaid expenses	9,833

Total Assets	13,175,978,507
Liabilities
Cash collateral for TBAs	348,000
Payables for:
Investments purchased	278,800,000
TBA securities purchased	404,204,153
Fund shares redeemed	2,035,682
Variation margin on futures contracts	17,876,070
Accrued Expenses:
Management fees	2,560,989
Distribution and service fees	2,637,473
Deferred trustees’ fees	112,987
Other expenses	269,359

Total Liabilities	708,844,713

Net Assets	$12,467,133,794

Net Assets Consist of:
Paid in surplus	$10,792,978,561
Undistributed net investment income	197,952,649
Accumulated net realized gain	927,656,775
Unrealized appreciation on investments, affiliated investments, futures contracts, forward foreign currency transactions and foreign currency transactions	548,545,809

Net Assets	$12,467,133,794

Net Assets
Class B	$12,467,133,794
Capital Shares Outstanding*
Class B	1,046,493,381
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $4,410,545,257.
(b)	Identified cost of affiliated investments was $8,056,484,041.
(c)	Identified cost of cash denominated in foreign currencies was $390,099.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends from affiliated investments	$155,224,798
Interest	86,108,336

Total investment income	241,333,134
Expenses
Management fees	28,889,582
Administration fees	131,545
Custodian and accounting fees	187,774
Distribution and service fees—Class B	29,576,257
Interest expense	97,461
Audit and tax services	42,131
Legal	37,422
Trustees’ fees and expenses	53,079
Shareholder reporting	70,615
Insurance	23,496
Miscellaneous	37,273

Total expenses	59,146,635
Less management fee waiver	(545,805)

Net expenses	58,600,830

Net Investment Income	182,732,304

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	8,667,856
Affiliated investments	59,027,280
Futures contracts	833,723,150
Foreign currency transactions	3,028
Forward foreign currency transactions	(2,921)
Capital gain distributions from affiliated investments	78,581,685

Net realized gain	980,000,078

Net change in unrealized appreciation (depreciation) on:
Investments	99,185,211
Affiliated investments	665,654,512
Futures contracts	56,462,747
Foreign currency transactions	36,573
Forward foreign currency transactions	(3,897)

Net change in unrealized appreciation	821,335,146

Net realized and unrealized gain	1,801,335,224

Net Increase in Net Assets From Operations	$1,984,067,528

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$182,732,304	$162,418,210
Net realized gain	980,000,078	608,183,095
Net change in unrealized appreciation	821,335,146	84,495,491

Increase in net assets from operations	1,984,067,528	855,096,796

From Distributions to Shareholders
Net investment income
Class B	(183,677,040)	(307,728,453)
Net realized capital gains
Class B	(584,335,197)	(119,120,691)

Total distributions	(768,012,237)	(426,849,144)

Increase in net assets from capital share transactions	285,937,750	66,763,527

Total increase in net assets	1,501,993,041	495,011,179

Net Assets
Beginning of period	10,965,140,753	10,470,129,574

End of period	$12,467,133,794	$10,965,140,753

Undistributed net investment income
End of period	$197,952,649	$183,140,256

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	21,530,419	$242,442,739	27,316,478	$290,455,751
Reinvestments	69,692,581	768,012,237	41,043,187	426,849,144
Redemptions	(63,667,989)	(724,517,226)	(61,625,508)	(650,541,368)

Net increase	27,555,011	$285,937,750	6,734,157	$66,763,527

Increase derived from capital shares transactions		$285,937,750		$66,763,527

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.76	$10.34	$11.70	$11.83	$10.68

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.16	0.24	0.18	0.19
Net realized and unrealized gain (loss) on investments	1.73	0.69	(0.68)	0.87	1.33

Total from investment operations	1.91	0.85	(0.44)	1.05	1.52

Less Distributions
Distributions from net investment income	(0.18)	(0.31)	(0.24)	(0.22)	(0.14)
Distributions from net realized capital gains	(0.58)	(0.12)	(0.68)	(0.96)	(0.23)

Total distributions	(0.76)	(0.43)	(0.92)	(1.18)	(0.37)

Net Asset Value, End of Period	$11.91	$10.76	$10.34	$11.70	$11.83

Total Return (%) (b)	18.33	8.36	(4.09)	9.65	14.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.50	0.50	0.49	0.50	0.50
Gross ratio of expenses to average net assets excluding interest expense (%) (c)	0.50	0.50	0.49	0.50	0.50
Net ratio of expenses to average net assets (%) (c)(d)	0.50	0.49	0.49	0.50	0.50
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.49	0.49	0.49	0.50	0.50
Ratio of net investment income to average net assets (%) (e)	1.54	1.51	2.16	1.60	1.70
Portfolio turnover rate (%)	32 (f)	17	20	13	13
Net assets, end of period (in millions)	$12,467.1	$10,965.1	$10,470.1	$11,130.9	$9,709.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 8% for the year ended December 31, 2017.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”) on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown gain (loss) adjustments, treasury roll adjustments, premium amortization adjustments and short term dividend reclasses from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had investments in repurchase agreements with a gross value of $ 666,460,095, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2017, the Portfolio entered into secured borrowing transactions involving a U.S. Treasury security. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

For the year ended December 31, 2017, the Portfolio had an outstanding secured borrowing transaction balance for 106 days. For the year ended December 31, 2017, the Portfolio’s average amount of borrowings was $53,739,207 and the weighted average interest rate was 0.43% during the 106 day period. At December 31, 2017, the Portfolio had no outstanding borrowings.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a) (b)	$45,338,364
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	371

		$45,338,735

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs & Co.	$371	$—	$—	$371

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(2,921)	$(2,921)
Futures contracts	2,174,420	831,548,730	—	833,723,150

	$2,174,420	$831,548,730	$(2,921)	$833,720,229

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(3,897)	$(3,897)
Futures contracts	—	56,462,747	—	56,462,747

	$—	$56,462,747	$(3,897)	$56,458,850

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$201,438
Futures contracts long	75,254,013

‡	Averages are based on activity levels during the year.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$3,784,118,364	$481,414,673	$3,232,652,689	$549,544,442

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2017 were as follows:

Purchases	Sales
$3,006,010,677	$2,790,595,131

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by PIMCO) for the year ended December 31, 2017	% per annum	Average Daily Net Assets of the Overlay Portion
$24,440,942	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2017	% per annum	Average Daily Net Assets of the Base Portion
$4,448,640	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Overlay Portion of the Portfolio as follows:

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2017 were as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2017
Baillie Gifford International Stock Portfolio (Class A)	$271,068,802	$3,889,111	$(40,028,105)	$12,182,296	$75,640,024	$322,752,128
BlackRock Bond Income Portfolio (Class A)	745,059,078	64,043,449	(1,293,964)	(39,724)	7,122,587	814,891,426
BlackRock Capital Appreciation Portfolio (Class A)	54,359,302	1,520,830	(7,375,955)	2,658,456	13,621,484	64,784,117
BlackRock High Yield Portfolio (Class A)	112,761,079	6,566,197	(680,320)	(37,914)	2,582,165	121,191,207
Brighthouse Small Cap Value Portfolio (Class A)	123,308,050	5,610,262	(9,424,607)	1,172,711	7,196,596	127,863,012
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	149,781,682	2,559,051	(13,131,141)	1,427,309	38,295,268	178,932,169
Brighthouse/Artisan International Portfolio (Class A)	208,425,534	5,143,058	(20,259,826)	1,224,515	60,758,153	255,291,434
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	176,542,621	1,259,809	(7,066,260)	2,123,324	18,618,041	191,477,535
Brighthouse/Dimensional International Small Company Portfolio (Class A)	154,983,760	11,875,899	(18,854,347)	1,077,758	33,017,732	182,100,802
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	166,893,392	8,926,981	(290,937)	4,485	(14,480)	175,519,441
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	275,697,543	15,307,110	(462,129)	(16,165)	36,741	290,563,100
Brighthouse/Templeton International Bond Portfolio (Class A)	275,968,871	10,615,488	(462,140)	(82,242)	1,102,979	287,142,956
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	55,836,758	3,167,572	(2,035,587)	(565,352)	7,922,941	64,326,332
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	56,651,368	2,900,327	(4,617,947)	647,450	8,563,321	64,144,519
Clarion Global Real Estate Portfolio (Class A)	97,141,328	5,422,243	(194,125)	25,660	6,998,280	109,393,386

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2017
ClearBridge Aggressive Growth Portfolio (Class A)	$55,250,427	$578,940	$(2,182,575)	$1,198,535	$8,416,459	$63,261,786
Frontier Mid Cap Growth Portfolio (Class A)	166,450,053	3,860,112	(38,234,867)	4,199,094	30,052,913	166,327,305
Harris Oakmark International Portfolio (Class A)	404,248,658	7,941,681	(74,698,353)	12,105,888	96,109,270	445,707,144
Invesco Comstock Portfolio (Class A)	59,716,352	3,269,119	(4,723,290)	1,866,458	5,295,700	65,424,339
Invesco Small Cap Growth Portfolio (Class A)	86,128,572	9,300,793	(9,785,773)	(814,899)	12,644,615	97,473,308
Jennison Growth Portfolio (Class A)	65,692,729	5,564,133	(11,870,447)	2,343,031	15,447,053	77,176,499
JPMorgan Core Bond Portfolio (Class A)	532,760,740	46,034,806	(924,262)	(17,087)	4,470,507	582,324,704
JPMorgan Small Cap Value Portfolio (Class A)	93,778,658	6,452,352	(5,349,810)	1,070,151	(3,122,510)	92,828,841
MFS Research International Portfolio (Class A)	269,425,008	6,314,979	(22,355,732)	4,689,665	64,619,253	322,693,173
MFS Value Portfolio (Class A)	57,570,930	4,881,891	(3,459,894)	624,051	4,586,859	64,203,837
Morgan Stanley Mid Cap Growth Portfolio (Class A)	52,154,537	239,485	(8,165,282)	1,556,750	18,635,424	64,420,914
Neuberger Berman Genesis Portfolio (Class A)	82,935,738	7,226,322	(5,300,293)	2,550,311	2,868,446	90,280,524
Oppenheimer Global Equity Portfolio (Class A)	111,044,864	1,444,343	(19,820,742)	3,105,961	34,442,483	130,216,909
PIMCO Inflation Protected Bond Portfolio (Class A)	215,800,105	15,211,324	(369,709)	(55,600)	4,479,298	235,065,418
PIMCO Total Return Portfolio (Class A)	590,522,781	36,341,644	(1,048,772)	(83,386)	13,566,725	639,298,992
T. Rowe Price Large Cap Value Portfolio (Class A)	57,991,893	6,422,281	(3,467,342)	704,569	2,619,258	64,270,659
T. Rowe Price Mid Cap Growth Portfolio (Class A)	89,672,851	23,652,866	(2,151,904)	(8,362)	14,679,911	125,845,362
T. Rowe Price Small Cap Growth Portfolio (Class A)	115,322,687	7,592,468	(11,219,043)	3,403,842	14,347,452	129,447,406
TCW Core Fixed Income Portfolio (Class A)	584,947,857	49,944,591	(1,016,688)	23,198	7,294,447	641,193,405
Van Eck Global Natural Resources Portfolio (Class A)	160,680,321	28,606,162	(6,116,963)	(876,313)	3,675,945	185,969,152
Wells Capital Management Mid Cap Value Portfolio (Class A)	174,070,655	2,390,459	(4,021,169)	(400,922)	16,969,084	189,008,107
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	362,231,703	16,420,674	(711,725)	51,054	14,978,671	392,970,377
Western Asset Management U.S. Government Portfolio (Class A)	372,840,123	37,516,559	(646,990)	(11,276)	(2,884,583)	406,813,833

	$7,685,717,410	$476,015,371	(363,819,015)	$59,027,280	$665,654,512	$8,522,595,558

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
Baillie Gifford International Stock Portfolio (Class A)	$—	$3,810,667	24,032,176
BlackRock Bond Income Portfolio (Class A)	—	24,245,760	7,620,793
BlackRock Capital Appreciation Portfolio (Class A)	1,439,913	65,234	1,492,034
BlackRock High Yield Portfolio (Class A)	—	6,513,095	15,458,062
Brighthouse Small Cap Value Portfolio (Class A)	4,240,109	1,345,490	7,516,932
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	2,234,876	15,682,048
Brighthouse/Artisan International Portfolio (Class A)	—	3,237,336	22,692,572
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	—	1,259,809	739,096
Brighthouse/Dimensional International Small Company Portfolio (Class A)	7,975,539	3,856,436	11,886,475
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	6,699,632	16,974,801
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	4,636,400	30,204,064
Brighthouse/Templeton International Bond Portfolio (Class A)	110,359	—	28,486,404
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	2,213,853	938,040	1,991,527
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	2,222,010	662,636	4,004,027
Clarion Global Real Estate Portfolio (Class A)	—	3,781,985	8,786,617
ClearBridge Aggressive Growth Portfolio (Class A)	—	563,255	3,438,141
Frontier Mid Cap Growth Portfolio (Class A)	3,813,052	—	4,328,059
Harris Oakmark International Portfolio (Class A)	—	7,941,681	26,342,030
Invesco Comstock Portfolio (Class A)	1,777,461	1,491,658	3,994,160
Invesco Small Cap Growth Portfolio (Class A)	9,277,259	—	6,284,546
Jennison Growth Portfolio (Class A)	5,307,314	237,996	4,580,208
JPMorgan Core Bond Portfolio (Class A)	—	15,019,793	56,536,379
JPMorgan Small Cap Value Portfolio (Class A)	4,184,167	1,163,354	5,271,371
MFS Research International Portfolio (Class A)	—	5,990,371	25,230,115
MFS Value Portfolio (Class A)	3,634,999	1,231,210	3,860,724
Morgan Stanley Mid Cap Growth Portfolio (Class A)	—	220,835	3,193,898
Neuberger Berman Genesis Portfolio (Class A)	6,858,616	345,749	3,985,895
Oppenheimer Global Equity Portfolio (Class A)	—	1,412,965	4,981,519
PIMCO Inflation Protected Bond Portfolio (Class A)	—	3,979,904	23,600,946

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
PIMCO Total Return Portfolio (Class A)	$3,021,609	$12,139,446	55,254,883
T. Rowe Price Large Cap Value Portfolio (Class A)	5,063,388	1,343,212	1,812,995
T. Rowe Price Mid Cap Growth Portfolio (Class A)	9,380,338	—	10,557,497
T. Rowe Price Small Cap Growth Portfolio (Class A)	7,172,680	388,413	5,242,908
TCW Core Fixed Income Portfolio (Class A)	889,019	10,905,294	62,739,081
Van Eck Global Natural Resources Portfolio (Class A)	—	167,663	17,251,313
Wells Capital Management Mid Cap Value Portfolio (Class A)	—	2,306,348	14,882,528
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	14,825,587	28,210,364
Western Asset Management U.S. Government Portfolio (Class A)	—	10,262,668	34,919,642

	$78,581,685	$155,224,798

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$12,516,978,700
Gross unrealized appreciation	684,022,879
Gross unrealized depreciation	(230,791,596)

Net unrealized appreciation (depreciation)	$453,231,283

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$358,271,149	$307,728,453	$409,741,088	$119,120,691	$768,012,237	$426,849,144

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$566,920,668	$654,089,881	$453,257,672	$—	$1,674,268,221

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse Balanced Plus Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Balanced Plus Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Balanced Plus Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent, custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse Balanced Plus Portfolio (formerly, MetLife Balanced Plus Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board also took into account that the Portfolio outperformed its other benchmark, the Balanced Plus Narrow Index, for the one-year period ended October 31, 2017, and underperformed its other benchmark for the three- and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees were above the medians of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board also took into account that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A and B shares of the Brighthouse Small Cap Value Portfolio returned 11.98% and 11.70%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 7.84%.

MARKET ENVIRONMENT / CONDITIONS

Small-cap value stocks traded flat for most of the year but started to surge in September, with the Russell 2000 Value Index gaining 7.84% for the year. Small-cap value companies underperformed both mid-cap value and large-cap value, with the the Russell Midcap Value Index increasing 13.34% and the Russell 1000 Value Index rising 13.66% during the year. Within small-cap stocks, growth outperformed value, with the Russell 2000 Growth Index appreciating 22.17%. Within the Russell 2000 Value Index, the strongest performing sector over the year was Health Care, which was led by outperformance in biotechnology companies. Three of the sectors in the Russell 2000 Value Index declined for the year: Telecommunication Services, Consumer Staples, and Energy, which lagged despite successful efforts by the Organization of the Petroleum Exporting Countries (OPEC) to reduce the global glut of oil through production cuts.

The primary catalyst for the late rally was the growing likelihood that Congress would pass tax-reform legislation. Congress passed the tax legislation on December 20th and President Trump signed the bill into law on December 22nd, which was viewed positively by the market. Stocks also rose on the back of strong earnings that met expectations, a synchronized acceleration in global economic growth, and continued dormant inflation that provided a rationale for monetary policymakers to keep interest rates low. President Donald Trump’s appointment of Federal Reserve governor Jerome H. Powell to succeed Janet Yellen as head of the central bank beginning in February 2018 was also broadly interpreted as an endorsement of the Federal Reserve’s go-slow approach to raising interest rates. The confluence of favorable economic and policy factors—along with a lack of compelling alternatives in competing asset classes—caused equity market volatility to drop to historically low levels, even as prices and valuations moved higher.

Despite a weak first quarter gross domestic product (“GDP”) growth rate of 1.2%, second quarter GDP growth measured 3.1%, and third quarter GDP growth measured 3.2%. We have not seen two consecutive quarters of more than 3% growth since 2014. The Conference Board Consumer Confidence Index remained strong for the year and closed out December with a survey of 122.1. This is the Index’s 17th consecutive month above 100, which seems to be a positive sign for the strength of the economy. Other positive indicators included a low unemployment rate and moderately growing wages.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Small Cap Value Portfolio is constructed in a multi-manager sleeve structure, with each of the two sleeves comprising roughly 50% of Portfolio assets.

The following commentary was provided by Delaware Investments Fund Advisers.

The Portfolio sleeve managed by Delaware Investments Fund Advisers outperformed the Russell 2000 Value Index during the year. Outperformance was a result of strong stock selection in the Industrials, Financials, Information Technology (“IT”), and Materials sectors of the Portfolio.

Stock selection in the Industrials sector was the largest contributor to excess returns during the year. The Portfolio sleeve’s position in the equipment rental business, H&E Equipment Services, contributed to relative performance. The company conducts the majority of its operations in the Gulf Coast and Intermountain regions. After slumping in the spring and early summer on concerns about weak revenues and a lack of pricing power, the stock generated strong performance during the second half of the year on reports of strong rental and utilization rates. Though we trimmed the sleeve’s position on the stock’s strength late in the year, we continued to hold an overweight position given what we viewed as attractive relative valuations. Engineering and construction firm, MasTec, was a top contributor to performance during the year. The company continued to see growth in their wireless and oil & gas pipeline businesses. The company experienced increasing revenue from its continued support in the build-out of wireless networks. MasTec also benefited from project developments in the oil & gas markets. We maintained the sleeve’s position in MasTec during the year.

Stock selection in the Financials sector contributed to relative performance. As the security level, one of the Portfolio sleeve’s largest holdings, East West Bancorp, contributed to overall performance. East West Bancorp is a regional bank that focuses on the financial service needs of individuals and businesses operating in both the U.S. and Greater China, as well as Chinese-American individuals and businesses. Shares of East West Bancorp outperformed during the year. The increases in the federal funds rate caused East West Bancorp to perform particularly well due to its outsized earnings sensitivity to changes in interest rates. We maintained the sleeve’s position in East West Bancorp.

Within IT, stock selection contributed. Synopsys is a producer of computer-aided design and computer-aided manufacturing (CAD/CAM) software. The company’s stock outperformed as it continued to grow its market share while generating attractive financial results, including strong free cash flow. We maintained the sleeve’s position in Synopsys’s as we continued to believe the company traded at an attractive valuation.

Teradyne designs, manufactures, sells, and supports semiconductor test products on a worldwide basis. Shares increased during the year as the markets that Teradyne serves are improving. In particular, the semiconductor-test markets are resuming long-term growth as demand for industrial automation continues to expand. We continue to hold shares of Teradyne in the Portfolio sleeve as industrial automation is driving growth in the company’s robotics business. Shares of Teradyne traded at a valuation that was in line with its semiconductor peers and at a discount to industrial-automation competitors.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio sleeve’s position in ON Semiconductor contributed as well. The company, whose shares rose significantly during the year despite a series of earnings misses, is a direct play on rising global demand for energy-efficient solutions from a diverse array of high-technology platforms. Notably, ON Semiconductor traded at a discount to the domestic IT sector on the basis of several key valuation metrics. We trimmed the sleeve’s position during the year but continued to hold a significant allocation.

Not all of the Portfolio sleeve’s positions in the IT sector contributed. Electronics for Imaging, a California-based business that designs computer systems for advanced digital printing detracted. The stock had seemingly overcome a negative analyst report and had performed well until it disclosed in early August the delayed release of its second quarter 2017 earnings pending an internal investigation of accounting procedures related to the timing of revenue recognition. The stock price dropped precipitously on the news, and we exited the sleeve’s position, albeit at a loss.

In the Utilities sector, stock selection detracted. Black Hills is an electric and gas utility company with operations in South Dakota, Montana, Wyoming, and Colorado. The company’s stock price declined during the year as Black Hills reduced earnings expectations due to a decline in both the price and demand for natural gas. We increased the Portfolio sleeve’s position in Black Hills as we believed the company’s shares traded at an attractive relative valuation and that the company had above-average growth prospects compared to its peers in this sector.

Stock selection in the Health Care sector detracted. Shares of healthcare products supplier Owens & Minor was the main detractor. A combination of factors hurt the company’s stock price. Fears of increased competition from Amazon initially weighed on the share price. The company also reported weaker-than-expected earnings and announced an acquisition that should materially increase the company’s leverage. Given our concerns that the company could face a challenging operating environment and has increased its leverage, our outlook for the company turned negative and we exited the sleeve’s position in Owens & Minor prior to the end of the year.

Stock selection in the Energy sector detracted. The Portfolio sleeve’s holdings in the oil & gas exploration and production industry as well as the oil & gas drilling industry detracted. SM Energy detracted from performance. An independent exploration and development company with large holdings in several energy-rich regions, SM Energy’s management had been aggressively swapping and selling assets, a strategy that made investors nervous and magnified the effect of disappointing forward guidance regarding near-term energy output. We increased the sleeve’s position in SM Energy given the longer-term production potential of the company’s vast acreage in the Permian Basin, Eagle Ford, and Bakken shale regions.

The Portfolio sleeve ended the review period with no companies in the Telecommunication Services sector. The sleeve remained overweight some of the more cyclical sectors which continued to generate attractive free cash flow. The most significant overweight was to the Materials sector, followed by IT and Industrials. Those overweights did not change during the year. The Portfolio’s largest underweight sectors were Health Care, Real Estate, and Utilities. The Real Estate and Utilities sectors remained less attractive relative to the available investment opportunities in other areas of the market.

Christopher S. Beck

Steven G. Catricks

Kent P. Madden

Kelly A. McKee

Portfolio Managers

Delaware Investments Fund Advisers

The following commentary was provided by Wells Capital Management, LLC

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio sleeve managed by Wells Capital Management outperformed the Russell 2000 Value index over the twelve-month period. Superior stock selection was a large driver for the Portfolio sleeve’s outperformance. Stock selection in IT and Consumer Staples and an overweight to Industrials were the largest contributors to relative performance. Stock selection within Consumer Discretionary, Health Care, and Energy detracted from relative performance.

Security selection in the IT sector was a contributor to performance. Key relative contributor, Novanta, manufactures photonic, motion, and laser products for the medical equipment and industrial markets. We have been attracted to Novanta’s balance sheet and sustainable free cash flow which is being used to diversify its industrial end markets into higher margin and less economically sensitive healthcare businesses. During 2017, Novanta released favorable results that benefited from a series of acquisitions over the last few years that helped propel this transition. The stock has appreciated as investors began to recognize the increased profitability and stability of cash flows that these intelligent capital allocation decisions have brought. We still see a favorable reward-to-risk valuation, but have trimmed the position size some to reflect the current valuation level as our process dictates.

In the Consumer Staples sector, Nomad Foods, a manufacturer and distributor of frozen foods in Europe, was a significant contributor. We have been attracted to Nomad’s targeted acquisition strategy to deploy its balance sheet in the highly fragmented European frozen food market. During 2017, Nomad Foods posted several quarters of strong results giving investors’ confidence that the acquisition strategy is working and propelling the shares higher.

The Portfolio sleeve’s significant overweight to the Industrial sector contributed to performance as the Industrials sector was one of the best performing sectors in small cap value. Our sector weightings are primarily a byproduct of the bottom up opportunities we are finding within the sector. We have historically found many compelling companies with strong

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

competitive advantages and underappreciated balance sheet flexibility within the Industrial sector. This positioning was rewarded in 2017.

Security selection in the Consumer Discretionary sector detracted from performance during the past twelve months. Within the sector, DineEquity was the largest relative detractor. DineEquity is a restaurant company that operates under the Applebee’s and IHOP brands. Although the IHOP division has been a solid performer, the Applebee’s segment has been under competitive pressure in the casual dining space stemming from execution issues related to its new wood-fired grill menu rollout. We recognize that it will not be a quick turnaround and have trimmed the sleeve’s position size to reflect these risks, but we believe that the worst of the weakness is behind us. Further, we believe the financial flexibility that the model provides and the strength at IHOP should allow management time to stabilize the Applebee’s business and drive future free cash flow higher. We believe the reward-to-risk valuation is still attractive and are further encouraged by DineEquity’s potential ability to monetize assets if needed.

Although the Portfolio sleeve benefited from an overweight to the Health Care sector, security selection within the sector was a detractor to performance. Healthcare supply and logistics company, Owens & Minor hindered relative performance in the sector. The stock has struggled on the heels of volume and pricing pressure combined with the threat of Amazon increasing competition and disrupting the pharma/medical supply chain. Continued pressure on the core business and increased leverage due to its most recent acquisition of Halyard Health’s struggling Surgical and Infection Prevention business increased our downside risk and led us to trim the sleeve’s position size.

The Energy sector faced significant pressure in 2017. Sentiment around oil and gas prices was weaker for the first nine months of the year as concerns that supply was outpacing demand weighed on the entire Energy sector. The Portfolio sleeve’s security selection within the Energy sector detracted from performance as many of the oil levered, upstream holdings sold off the most. Whiting Petroleum is an independent oil & gas exploration and production (“E&P”) company that operates primarily in the Rocky Mountain region. Like many E&P companies, Whiting Petroleum was impacted by uncertainty surrounding oil and gas prices and also experienced a few operational disruptions. Although we still see longer-term potential in the stock, we chose to reallocate the capital into other Energy names that have more balance sheet flexibility and a more attractive reward-to-risk profile.

During the twelve-month period, the Portfolio sleeve decreased its overweight to the Health Care and IT sectors. In Health Care, we exited a few names that we did not feel the reward was worth the potential downside risk. Within IT, we also exited a few names that no longer met our strict valuation criteria as the multiples moved higher. We reallocated much of that capital into the Materials and Real Estate sectors. The Portfolio was still largely underweight the Real Estate sector, but did add a couple of new holdings in 2017. Our bottom-up selection process found a few new specialty chemical names in the Materials sector that met our process and had attractive valuations. We also increased the sleeve’s weighting to specialty paper and packaging holding, Neenah Paper. We believe Neenah Paper should continue to benefit from its reallocation of capital and its strategic focus on the higher margin fine papers and technical products business, as well as its cost-reduction initiatives and synergies from recent acquisitions.

As of December 31, 2017, the sleeve was highly diversified across sectors and industries, with the goal being to own companies that presented to us the best opportunity to deliver alpha over the next 3 to 5 years, while at the same time ensuring relative protection of capital in times of market stress. At period-end, the Portfolio sleeve’s largest overweights were in the Materials and Industrial sectors. In Materials, the overweight was primarily due to opportunities we had found in the containers and packaging industry as well as the specialty chemical industry. Within Industrials, the Portfolio owned an eclectic group of names that we believed possess strong competitive advantages, sustainable free cash flow, and flexible balance sheets. The Portfolio sleeve’s largest underweights were in the Financials and Real Estate sectors. Within Financials, the underweight was primarily to banks, where many of the stocks did not meet our strict criteria of having to possess long-term competitive advantages. Although we had slightly increased the Portfolios weighting to the Real Estate sector in recent months as we had found a couple of names that presented attractive valuations on a reward-to-risk basis, the Portfolio remained largely underweight the sector at period-end.

James Tringas

Bryant VanCronkhite

Robert Rifkin

Portfolio Managers

Wells Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
Brighthouse Small Cap Value Portfolio
Class A	11.98	13.59	8.14
Class B	11.70	13.32	7.88
Russell 2000 Value Index	7.84	13.01	8.17

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Hancock Holding Co.	1.5
East West Bancorp, Inc.	1.5
Simpson Manufacturing Co., Inc.	1.4
First Citizens BancShares, Inc.- Class A	1.3
Validus Holdings, Ltd.	1.3
Neenah Paper, Inc.	1.3
Patterson-UTI Energy, Inc.	1.2
Mueller Industries, Inc.	1.1
Innospec, Inc.	1.1
Berry Global Group, Inc.	1.1

Top Sectors

% of Net Assets
Financials	23.4
Industrials	18.4
Materials	12.1
Information Technology	11.3
Consumer Discretionary	10.4
Real Estate	6.0
Energy	5.5
Health Care	4.5
Consumer Staples	4.2
Utilities	2.7

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.78%	$1,000.00	$1,094.60	$4.12
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class B (a)	Actual	1.03%	$1,000.00	$1,093.50	$5.44
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
KLX, Inc. (a)	56,100	$3,828,825

Auto Components—0.5%
Standard Motor Products, Inc.	46,300	2,079,333
Tenneco, Inc.	54,800	3,207,992

		5,287,325

Banks—14.4%
Associated Banc-Corp. (b)	286,696	7,282,078
Bank of Hawaii Corp.	77,100	6,607,470
Bank of NT Butterfield & Son, Ltd. (The)	3,639	132,059
Boston Private Financial Holdings, Inc.	260,300	4,021,635
Community Bank System, Inc. (b)	91,500	4,918,125
East West Bancorp, Inc.	253,200	15,402,156
First Citizens BancShares, Inc. - Class A	33,723	13,590,369
First Financial Bancorp (b)	217,800	5,739,030
First Interstate BancSystem, Inc. - Class A	103,500	4,145,175
First Midwest Bancorp, Inc.	210,300	5,049,303
Great Western Bancorp, Inc.	171,100	6,809,780
Hancock Holding Co.	323,506	16,013,547
Independent Bank Corp./Rockland Trust	22,200	1,550,670
NBT Bancorp, Inc.	115,100	4,235,680
Prosperity Bancshares, Inc.	75,300	5,276,271
Renasant Corp. (b)	195,265	7,984,386
S&T Bancorp, Inc.	91,400	3,638,634
UMB Financial Corp. (b)	155,445	11,179,605
Umpqua Holdings Corp.	291,800	6,069,440
Valley National Bancorp	469,700	5,270,034
Webster Financial Corp.	181,800	10,209,888
WesBanco, Inc.	118,100	4,800,765

		149,926,100

Beverages—0.5%
Cott Corp.	304,635	5,075,219

Building Products—2.7%
CSW Industrials, Inc. (a)	158,199	7,269,244
Simpson Manufacturing Co., Inc. (b)	252,415	14,491,145
USG Corp. (a) (b)	161,700	6,235,152

		27,995,541

Capital Markets—3.0%
Apollo Investment Corp.	521,836	2,953,592
Artisan Partners Asset Management, Inc. - Class A (b)	167,820	6,628,890
Legg Mason, Inc. (b)	80,300	3,370,994
Main Street Capital Corp. (b)	75,500	2,999,615
New Mountain Finance Corp.	195,727	2,652,101
Stifel Financial Corp.	109,400	6,515,864
Westwood Holdings Group, Inc.	101,125	6,695,486

		31,816,542

Chemicals—6.5%
A. Schulman, Inc.	91,510	3,408,748
HB Fuller Co.	118,000	6,356,660
Ingevity Corp. (a)	18,326	1,291,433

Chemicals—(Continued)
Innospec, Inc.	165,185	11,662,061
KMG Chemicals, Inc.	92,304	6,099,448
Minerals Technologies, Inc.	35,189	2,422,763
Olin Corp.	250,600	8,916,348
PolyOne Corp.	64,476	2,804,706
PQ Group Holdings, Inc. (a)	102,666	1,688,856
Quaker Chemical Corp. (b)	25,341	3,821,169
Scotts Miracle-Gro Co. (The)	33,100	3,541,369
Sensient Technologies Corp.	71,638	5,240,320
Trinseo S.A.	109,200	7,927,920
Venator Materials plc (a)	102,600	2,269,512

		67,451,313

Commercial Services & Supplies—3.7%
ACCO Brands Corp. (a)	301,896	3,683,131
Brady Corp. - Class A	137,273	5,202,647
Deluxe Corp. (b)	137,890	10,595,467
Ennis, Inc.	334,204	6,934,733
Knoll, Inc.	152,052	3,503,278
LSC Communications, Inc. (b)	49,218	745,653
UniFirst Corp.	24,200	3,990,580
Viad Corp.	79,685	4,414,549

		39,070,038

Communications Equipment—1.7%
CommScope Holding Co., Inc. (a) (b)	167,890	6,351,279
NETGEAR, Inc. (a) (b)	91,679	5,386,141
NetScout Systems, Inc. (a)	120,190	3,659,785
Viavi Solutions, Inc. (a)	218,000	1,905,320

		17,302,525

Construction & Engineering—1.4%
MasTec, Inc. (a)	231,575	11,335,596
Primoris Services Corp.	130,800	3,556,452

		14,892,048

Construction Materials—1.0%
Eagle Materials, Inc.	89,070	10,091,631

Containers & Packaging—1.9%
Berry Global Group, Inc. (a)	197,503	11,587,501
Silgan Holdings, Inc.	280,864	8,254,593

		19,842,094

Distributors—0.2%
Core-Mark Holding Co., Inc. (b)	76,199	2,406,364

Diversified Consumer Services—0.4%
Liberty Tax, Inc.	70,299	773,289
Service Corp. International	85,400	3,187,128

		3,960,417

Diversified Telecommunication Services—0.1%
Consolidated Communications Holdings, Inc. (b)	111,573	1,360,075

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—1.7%
ALLETE, Inc.	49,300	$3,665,948
El Paso Electric Co.	88,300	4,887,405
Hawaiian Electric Industries, Inc. (b)	254,990	9,217,889

		17,771,242

Electrical Equipment—1.3%
Atkore International Group, Inc. (a)	379,411	8,138,366
EnerSys	71,976	5,011,689

		13,150,055

Electronic Equipment, Instruments & Components—3.1%
AVX Corp.	215,681	3,731,281
Badger Meter, Inc. (b)	45,373	2,168,829
Novanta, Inc. (a)	180,732	9,036,600
Orbotech, Ltd. (a)	83,765	4,208,354
Tech Data Corp. (a)	48,076	4,710,006
TTM Technologies, Inc. (a)	176,400	2,764,188
Vishay Intertechnology, Inc.	298,400	6,191,800

		32,811,058

Energy Equipment & Services—3.3%
C&J Energy Services, Inc. (a)	106,543	3,565,994
Dril-Quip, Inc. (a) (b)	53,500	2,551,950
Frank’s International NV (b)	136,011	904,473
Helix Energy Solutions Group, Inc. (a)	335,600	2,530,424
Oil States International, Inc. (a) (b)	128,166	3,627,098
Patterson-UTI Energy, Inc.	549,937	12,654,050
Rowan Cos. plc - Class A (a) (b)	224,800	3,520,368
TETRA Technologies, Inc. (a)	546,498	2,333,547
U.S. Silica Holdings, Inc.	75,311	2,452,126

		34,140,030

Equity Real Estate Investment Trusts—5.7%
Acadia Realty Trust (b)	65,499	1,792,053
Brandywine Realty Trust	333,700	6,070,003
Education Realty Trust, Inc.	77,567	2,708,640
Gramercy Property Trust	205,973	5,491,240
Healthcare Realty Trust, Inc.	129,700	4,165,964
Highwoods Properties, Inc.	107,500	5,472,825
LaSalle Hotel Properties (b)	278,904	7,828,835
Lexington Realty Trust	427,800	4,128,270
Life Storage, Inc.	41,600	3,705,312
Outfront Media, Inc.	134,600	3,122,720
Ramco-Gershenson Properties Trust	202,100	2,976,933
Summit Hotel Properties, Inc.	218,200	3,323,186
Washington Real Estate Investment Trust	265,551	8,263,947

		59,049,928

Food & Staples Retailing—0.2%
SUPERVALU, Inc. (a) (b)	104,731	2,262,190

Food Products—2.0%
Hostess Brands, Inc. (a)	97,643	1,446,093
J&J Snack Foods Corp.	28,000	4,251,240
Nomad Foods, Ltd. (a)	464,266	7,850,738

Food Products—(Continued)
Pinnacle Foods, Inc.	57,400	3,413,578
TreeHouse Foods, Inc. (a)	82,011	4,056,264

		21,017,913

Gas Utilities—0.5%
Southwest Gas Holdings, Inc.	70,600	5,681,888

Health Care Equipment & Supplies—2.6%
Analogic Corp.	98,696	8,265,790
Haemonetics Corp. (a)	126,333	7,337,421
Halyard Health, Inc. (a)	66,600	3,075,588
STERIS plc	66,800	5,842,996
Teleflex, Inc.	8,500	2,114,970

		26,636,765

Health Care Providers & Services—0.9%
AMN Healthcare Services, Inc. (a) (b)	71,092	3,501,281
Owens & Minor, Inc. (b)	42,274	798,133
Patterson Cos., Inc. (b)	142,573	5,151,163

		9,450,577

Hotels, Restaurants & Leisure—3.5%
Cheesecake Factory, Inc. (The) (b)	70,300	3,387,054
Choice Hotels International, Inc.	67,000	5,199,200
Denny’s Corp. (a)	672,201	8,899,941
DineEquity, Inc. (b)	84,060	4,264,364
International Speedway Corp. - Class A	83,600	3,331,460
Sonic Corp. (b)	114,500	3,146,460
Texas Roadhouse, Inc.	44,100	2,323,188
Wendy’s Co. (The) (b)	358,479	5,886,225

		36,437,892

Household Durables—1.4%
Dixie Group, Inc. (The) (a)	194,365	748,305
Helen of Troy, Ltd. (a) (b)	83,302	8,026,148
Meritage Homes Corp. (a)	124,600	6,379,520

		15,153,973

Household Products—1.5%
Central Garden and Pet Co. (a)	132,341	5,150,712
Energizer Holdings, Inc. (b)	66,642	3,197,483
HRG Group, Inc. (a)	419,965	7,118,407

		15,466,602

Insurance—5.2%
American Equity Investment Life Holding Co.	206,800	6,354,964
Aspen Insurance Holdings, Ltd.	87,731	3,561,879
Hanover Insurance Group, Inc. (The)	59,200	6,398,336
Infinity Property & Casualty Corp.	33,600	3,561,600
ProAssurance Corp.	126,456	7,226,960
Selective Insurance Group, Inc.	159,800	9,380,260
Stewart Information Services Corp. (b)	116,418	4,924,481
Validus Holdings, Ltd. (b)	283,562	13,304,729

		54,713,209

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—1.8%
Conduent, Inc. (a)	202,078	$3,265,580
DST Systems, Inc.	167,242	10,380,711
Sykes Enterprises, Inc. (a)	175,675	5,524,979

		19,171,270

Leisure Products—0.1%
Vista Outdoor, Inc. (a) (b)	38,857	566,147

Life Sciences Tools & Services—0.1%
Cambrex Corp. (a) (b)	18,995	911,760

Machinery—6.5%
Altra Industrial Motion Corp.	93,600	4,717,440
Barnes Group, Inc.	76,300	4,827,501
Douglas Dynamics, Inc. (b)	191,022	7,220,631
EnPro Industries, Inc.	44,100	4,123,791
Franklin Electric Co., Inc.	179,733	8,249,745
Global Brass & Copper Holdings, Inc.	123,352	4,082,951
Hillenbrand, Inc.	140,791	6,293,358
ITT, Inc.	183,300	9,782,721
Kadant, Inc.	61,344	6,158,938
Mueller Industries, Inc.	336,280	11,914,400

		67,371,476

Marine—0.2%
Kirby Corp. (a) (b)	34,900	2,331,320

Media—1.9%
AH Belo Corp. - Class A	433,328	2,079,974
Cable One, Inc.	6,100	4,290,435
Cinemark Holdings, Inc. (b)	78,900	2,747,298
Gannett Co., Inc.	163,329	1,892,983
Meredith Corp. (b)	74,700	4,933,935
New Media Investment Group, Inc. (b)	220,024	3,692,003

		19,636,628

Metals & Mining—0.5%
Compass Minerals International, Inc. (b)	72,969	5,272,010

Mortgage Real Estate Investment Trusts—0.4%
Apollo Commercial Real Estate Finance, Inc. (b)	216,481	3,994,074

Multi-Utilities—0.5%
Black Hills Corp. (b)	81,500	4,898,965

Oil, Gas & Consumable Fuels—2.2%
Andeavor	34,119	3,901,167
Oasis Petroleum, Inc. (a)	338,900	2,850,149
QEP Resources, Inc. (a)	272,648	2,609,241
SM Energy Co. (b)	217,200	4,795,776
Whiting Petroleum Corp. (a) (b)	50,199	1,329,270
WPX Energy, Inc. (a)	513,547	7,225,606

		22,711,209

Paper & Forest Products—2.2%
KapStone Paper and Packaging Corp.	163,900	3,718,891
Neenah Paper, Inc.	146,236	13,256,293
Schweitzer-Mauduit International, Inc.	133,707	6,064,950

		23,040,134

Pharmaceuticals—1.0%
Catalent, Inc. (a)	58,500	2,403,180
Innoviva, Inc. (a)	245,941	3,489,903
Prestige Brands Holdings, Inc. (a) (b)	95,686	4,249,415

		10,142,498

Professional Services—0.6%
Korn/Ferry International	160,923	6,658,994

Real Estate Management & Development—0.4%
Jones Lang LaSalle, Inc.	25,579	3,809,480

Road & Rail—0.8%
Saia, Inc. (a)	44,000	3,113,000
Werner Enterprises, Inc. (b)	133,600	5,163,640

		8,276,640

Semiconductors & Semiconductor Equipment—2.5%
Cirrus Logic, Inc. (a)	61,000	3,163,460
DSP Group, Inc. (a)	155,208	1,940,100
MaxLinear, Inc. (a)	125,200	3,307,784
ON Semiconductor Corp. (a)	298,300	6,246,402
Teradyne, Inc.	159,000	6,657,330
Tower Semiconductor, Ltd. (a) (b)	134,000	4,566,720

		25,881,796

Software—1.4%
PTC, Inc. (a)	64,200	3,901,434
Synopsys, Inc. (a)	126,800	10,808,432

		14,709,866

Specialty Retail—0.8%
Asbury Automotive Group, Inc. (a)	31,100	1,990,400
Buckle, Inc. (The) (b)	97,936	2,325,980
Christopher & Banks Corp. (a)	447,352	568,137
Guess?, Inc. (b)	142,241	2,401,028
Signet Jewelers, Ltd. (b)	21,414	1,210,962

		8,496,507

Technology Hardware, Storage & Peripherals—0.8%
GlassBridge Enterprises, Inc. (a) (b) (c)	114,401	106,393
NCR Corp. (a)	135,862	4,617,949
Super Micro Computer, Inc. (a) (b)	155,600	3,255,930

		7,980,272

Textiles, Apparel & Luxury Goods—1.6%
Delta Apparel, Inc. (a)	132,371	2,673,894
Steven Madden, Ltd. (a)	194,261	9,071,989

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Wolverine World Wide, Inc.	142,200	$4,533,336

		16,279,219

Trading Companies & Distributors—0.7%
H&E Equipment Services, Inc.	126,700	5,150,355
WESCO International, Inc. (a)	39,600	2,698,740

		7,849,095

Total Common Stocks (Cost $823,386,578)		1,024,038,739

Preferred Stock—0.4%

Diversified Financial Services—0.4%
Steel Partners Holdings L.P., 6.000%, 02/07/26 (Cost $5,815,058)	186,266	3,941,389

Short-Term Investment—1.2%

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $13,121,951 on 01/02/18, collateralized by $12,935,000 U.S. Treasury Inflation Indexed Note at 0.125% due 04/15/21 with a value of $13,384,452.	13,121,367	13,121,367

Total Short-Term Investments (Cost $13,121,367)		13,121,367

Securities Lending Reinvestments (d)—12.8%

Certificates of Deposit—7.5%
Agricultural Bank of China 1.870%, 02/15/18	4,000,000	4,000,116
Banco Del Estado De Chile New York 1.529%, 1M LIBOR + 0.150%, 01/05/18 (e)	1,000,000	999,988
1.692%, 1M LIBOR + 0.220%, 05/14/18 (e)	2,000,000	1,999,860
Bank of Montreal 1.972%, 01/11/18	2,002,057	2,000,293
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (e)	1,000,000	1,000,062
1.677%, 1M LIBOR + 0.200%, 02/15/18 (e)	2,000,000	2,000,104
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (e)	3,000,000	3,000,384
China Construction Bank 1.950%, 02/20/18	4,000,000	4,000,128
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (e)	3,250,000	3,250,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (e)	2,500,000	2,500,125
1.681%, 1M LIBOR + 0.190%, 04/16/18 (e)	2,500,000	2,500,147

Certificates of Deposit—(Continued)
Danske Bank A/S 1.680%, 03/19/18	3,500,000	3,499,650
KBC Bank NV Zero Coupon, 02/26/18	1,991,524	1,994,900
1.550%, 01/29/18	3,000,000	3,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (e)	3,000,000	2,999,919
1.769%, 1M LIBOR + 0.200%, 05/30/18 (e)	1,000,000	999,922
Mizuho Bank, Ltd., New York 1.632%, 1M LIBOR + 0.200%, 04/11/18 (e)	1,500,000	1,500,795
1.644%, 1M LIBOR + 0.200%, 02/12/18 (e)	1,000,000	1,000,200
1.691%, 1M LIBOR + 0.200%, 04/18/18 (e)	1,500,000	1,499,788
1.769%, 1M LIBOR + 0.200%, 05/29/18 (e)	1,000,000	999,922
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (e)	4,000,000	4,000,104
Norinchukin Bank New York 1.722%, 1M LIBOR + 0.170%, 02/23/18 (e)	3,000,000	3,000,063
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (e)	1,500,000	1,499,949
Royal Bank of Canada New York 1.679%, 3M LIBOR + 0.130%, 06/12/18 (e)	3,000,000	2,999,571
Standard Chartered plc 1.460%, 02/02/18	4,000,000	3,999,488
1.752%, 01/23/18	1,500,075	1,500,002
State Street Bank and Trust Co. 1.527%, 1M LIBOR + 0.120%, 05/08/18 (e)	1,500,000	1,499,863
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (e)	500,000	499,846
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (e)	1,500,000	1,498,410
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (e)	2,500,000	2,499,610
1.612%, 1M LIBOR + 0.180%, 04/11/18 (e)	1,500,000	1,499,955
1.634%, 1M LIBOR + 0.190%, 04/12/18 (e)	2,000,000	1,999,884
1.754%, 1M LIBOR + 0.190%, 04/26/18 (e)	1,500,000	1,499,988
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (e)	3,000,000	3,000,300
Toronto Dominion Bank New York 1.800%, 1M LIBOR + 0.340%, 03/13/18 (e)	2,000,000	2,000,688

		77,744,024

Commercial Paper—2.1%
Bank of China, Ltd. 1.900%, 02/12/18	3,986,911	3,992,188
Canadian Imperial Bank 1.700%, 03/19/18	1,991,122	1,992,886
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	2,989,427	2,992,728
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (e)	2,500,000	2,499,483
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (e)	2,000,000	1,999,868
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (e)	3,000,000	3,000,648
1.750%, 03/08/18	1,991,931	1,994,432

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (e)	4,000,000	$3,999,888

		22,472,121

Repurchase Agreements—2.4%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $137,546 on 01/02/18, collateralized by $138,974 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $140,385.	137,519	137,519
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $511,820 on 04/02/18, collateralized by various Common Stock with a value of $550,000.	500,000	500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,100,189 on 01/02/18, collateralized by $1,139,610 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $1,118,476.	1,100,000	1,100,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,900,327 on 01/02/18, collateralized by $1,956,240 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $1,938,007.	1,900,000	1,900,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $1,000,211 on 01/02/18, collateralized by $1,026,010 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $1,020,004.	1,000,000	1,000,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $2,527,772 on 04/03/18, collateralized by $15,880 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $2,780,553.	2,500,000	2,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $2,057,239 on 04/02/18, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $3,546,733 on 04/02/18, collateralized by various Common Stock with a value of $3,850,000.	3,500,000	3,500,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $3,000,510 on 01/02/18, collateralized by $4,536,319 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $3,060,521.	3,000,000	3,000,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $4,500,720 on 01/02/18, collateralized by $13,570,473 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $4,590,001.	4,500,000	4,500,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $1,006,502 on 01/02/18, collateralized by various Common Stock with a value of $1,113,652.	1,000,000	1,000,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $3,824,548 on 01/02/18, collateralized by various Common Stock with a value of $4,231,879.	3,800,000	3,800,000

		24,937,519

Time Deposits—0.8%
Australia New Zealand Bank 1.330%, 01/02/18	1,500,000	1,500,000
Bank of Montreal 1.400%, 01/03/18	400,000	400,000
Nordea Bank New York 1.300%, 01/02/18	2,000,000	2,000,000
OP Corporate Bank plc 1.990%, 01/12/18	1,500,000	1,500,000
Royal Bank of Canada New York 1.350%, 01/02/18	2,000,000	2,000,000
Standard Chartered plc 1.490%, 01/02/18	600,000	600,000

		8,000,000

Total Securities Lending Reinvestments (Cost $133,152,041)		133,153,664

Total Investments—112.7% (Cost $975,475,044)		1,174,255,159
Other assets and liabilities (net)— (12.7)%		(132,249,402)

Net Assets—100.0%		$1,042,005,757

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $129,285,465 and the collateral received consisted of cash in the amount of $133,140,566. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Illiquid security. As of December 31, 2017, these securities represent 0.0% of net assets.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,024,038,739	$—	$—	$1,024,038,739
Total Preferred Stock*	3,941,389	—	—	3,941,389
Total Short-Term Investment*	—	13,121,367	—	13,121,367
Total Securities Lending Reinvestments*	—	133,153,664	—	133,153,664
Total Investments	$1,027,980,128	$146,275,031	$—	$1,174,255,159

Collateral for Securities Loaned (Liability)	$—	$(133,140,566)	$—	$(133,140,566)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,174,255,159
Receivable for:
Fund shares sold	5,878
Dividends and interest	2,528,261
Prepaid expenses	2,636

Total Assets	1,176,791,934
Liabilities
Collateral for securities loaned	133,140,566
Payables for:
Investments purchased	120,873
Fund shares redeemed	495,057
Accrued Expenses:
Management fees	651,963
Distribution and service fees	101,640
Deferred trustees’ fees	129,869
Other expenses	146,209

Total Liabilities	134,786,177

Net Assets	$1,042,005,757

Net Assets Consist of:
Paid in surplus	$778,173,359
Undistributed net investment income	12,144,384
Accumulated net realized gain	52,907,899
Unrealized appreciation on investments	198,780,115

Net Assets	$1,042,005,757

Net Assets
Class A	$565,999,878
Class B	476,005,879
Capital Shares Outstanding*
Class A	33,269,759
Class B	28,271,132
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.01
Class B	16.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $975,475,044.
(b)	Includes securities loaned at value of $129,285,465.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$20,363,870
Non-cash dividends	1,409,260
Interest	20,163
Securities lending income	574,541

Total investment income	22,367,834
Expenses
Management fees	7,663,039
Administration fees	32,412
Custodian and accounting fees	97,867
Distribution and service fees—Class B	1,179,372
Audit and tax services	43,542
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	77,385
Insurance	6,602
Miscellaneous	17,353

Total expenses	9,207,364
Less management fee waiver	(85,696)
Less broker commission recapture	(19,973)

Net expenses	9,101,695

Net Investment Income	13,266,139

Net Realized and Unrealized Gain
Net realized gain on investments	57,258,145

Net change in unrealized appreciation on investments	45,342,197

Net realized and unrealized gain	102,600,342

Net Increase in Net Assets From Operations	$115,866,481

(a)	Net of foreign withholding taxes of $12,383.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,266,139	$12,309,668
Net realized gain	57,258,145	31,700,297
Net change in unrealized appreciation	45,342,197	233,490,106

Increase in net assets from operations	115,866,481	277,500,071

From Distributions to Shareholders
Net investment income
Class A	(6,240,516)	(7,071,695)
Class B	(4,282,752)	(4,663,368)
Net realized capital gains
Class A	(19,666,057)	(14,379,113)
Class B	(16,985,336)	(11,935,612)

Total distributions	(47,174,661)	(38,049,788)

Decrease in net assets from capital share transactions	(82,624,121)	(180,039,995)

Total increase (decrease) in net assets	(13,932,301)	59,410,288

Net Assets
Beginning of period	1,055,938,058	996,527,770

End of period	$1,042,005,757	$1,055,938,058

Undistributed net investment income
End of period	$12,144,384	$11,400,622

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	333,143	$5,167,439	846,053	$10,034,274
Reinvestments	1,664,947	25,906,573	1,632,482	21,450,808
Redemptions	(4,203,985)	(68,407,297)	(11,731,998)	(163,491,989)

Net decrease	(2,205,895)	$(37,333,285)	(9,253,463)	$(132,006,907)

Class B
Sales	1,473,749	$23,407,049	1,400,550	$19,255,328
Reinvestments	1,379,253	21,268,088	1,273,905	16,598,980
Redemptions	(5,642,717)	(89,965,973)	(6,172,632)	(83,887,396)

Net decrease	(2,789,715)	$(45,290,836)	(3,498,177)	$(48,033,088)

Decrease derived from capital shares transactions		$(82,624,121)		$(180,039,995)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.94	$12.62	$20.51	$21.04	$16.05

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.18	0.19	0.08	0.07
Net realized and unrealized gain (loss) on investments	1.61	3.69	(0.62)	0.30	5.14

Total from investment operations	1.84	3.87	(0.43)	0.38	5.21

Less Distributions
Distributions from net investment income	(0.19)	(0.18)	(0.08)	(0.06)	(0.22)
Distributions from net realized capital gains	(0.58)	(0.37)	(7.38)	(0.85)	0.00

Total distributions	(0.77)	(0.55)	(7.46)	(0.91)	(0.22)

Net Asset Value, End of Period	$17.01	$15.94	$12.62	$20.51	$21.04

Total Return (%) (b)	11.98	31.56	(5.20)	1.96	32.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.79	0.77	0.77	0.76
Net ratio of expenses to average net assets (%) (c)	0.78	0.78	0.77	0.76	0.74
Ratio of net investment income to average net assets (%)	1.41	1.34	1.21	0.38	0.37
Portfolio turnover rate (%)	22	27	35	135	46
Net assets, end of period (in millions)	$566.0	$565.6	$564.5	$646.7	$934.0

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.79	$12.50	$20.36	$20.89	$15.94

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.15	0.15	0.03	0.02
Net realized and unrealized gain (loss) on investments	1.60	3.65	(0.61)	0.30	5.11

Total from investment operations	1.78	3.80	(0.46)	0.33	5.13

Less Distributions
Distributions from net investment income	(0.15)	(0.14)	(0.02)	(0.01)	(0.18)
Distributions from net realized capital gains	(0.58)	(0.37)	(7.38)	(0.85)	0.00

Total distributions	(0.73)	(0.51)	(7.40)	(0.86)	(0.18)

Net Asset Value, End of Period	$16.84	$15.79	$12.50	$20.36	$20.89

Total Return (%) (b)	11.70	31.25	(5.41)	1.72	32.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.04	1.02	1.02	1.01
Net ratio of expenses to average net assets (%) (c)	1.03	1.03	1.02	1.01	0.99
Ratio of net investment income to average net assets (%)	1.16	1.11	0.95	0.16	0.12
Portfolio turnover rate (%)	22	27	35	135	46
Net assets, end of period (in millions)	$476.0	$490.4	$432.0	$531.9	$602.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreements under which the Portfolio’s subadvisers served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $13,121,367. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $24,937,519. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$225,018,063	$0	$334,090,496

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$7,663,039	0.750%	First $1 billion
	0.700%	Over $1 billion

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Brighthouse Investment Advisers has entered into investment subadvisory agreements with respect to managing the Portfolio. Delaware Investments Fund Advisers and Wells Capital Management Incorporated are compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period November 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.050%	Over $1 billion

Prior to November 1, 2017, the Adviser had agreed, for the period May 1, 2017 to October 31, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.0125%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period May 3, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$977,613,830
Gross unrealized appreciation	242,985,339
Gross unrealized depreciation	(46,344,010)

Net unrealized appreciation (depreciation)	$196,641,329

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$10,523,268	$37,966,397	$36,651,393	$83,391	$47,174,661	$38,049,788

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$16,444,457	$50,876,480	$196,641,329	$—	$263,962,266

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse Small Cap Value Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Small Cap Value Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Small Cap Value Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse Small Cap Value Portfolio (formerly, MetLife Small Cap Value Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Delaware Investments Fund Advisers and Wells Capital Management Incorporated regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the three- and five-year periods ended October 31, 2017, and underperformed its benchmark for the one-year period ended October 31, 2017. In addition, the Board noted that the Sub-Advisers did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule with respect to Delaware Investments Fund Advisers and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective November 1, 2017.

BHFTI-26

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned 10.97%, 10.74%, and 10.90%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned 10.36%.

MARKET ENVIRONMENT / CONDITIONS

Global real estate stocks finished the year with a positive 10% total return, which outperformed bonds but trailed a strong equities market. While surging equity markets globally got all the attention, real estate stocks also had a good year. Performance was consistent, with a positive total return for each of the four calendar quarters. Favorable performance of real estate stocks was underpinned by improving fundamentals, broad economic recovery, a strong private bid for real estate as an asset class, and attractive valuations versus the private market.

International property companies outperformed those in the U.S. in 2017, as economic growth in Europe and the Asia-Pacific region improved during the year off low expectations and the U.S. Real Estate Investment Trust (“REIT”) market paused following several years of outperformance. European property companies moved higher on improved confidence that economic conditions and real estate fundamentals are improving. Asia-Pacific returns were also good, as Hong Kong and Singapore property companies moved sharply higher beginning early in the year following a weak fourth quarter in 2016 as it became clearer that these markets were at a positive inflection point. U.S. REITs underperformed a global strategy for the first time in four years, likely the result of short-term negative sentiment from higher interest rates in the U.S. and net outflows from mutual funds in both the U.S. and Japan. The U.S. 10-year Treasury bond finished 2017 about where it started at 2.41% (down only 3 basis points versus 2.44% at year-end 2016).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the benchmark during the period, primarily as the result of good stock selection. Sector allocation decisions were flat for the year. Stock selection in the U.S. was the top contributor to relative performance and was led by the outperformance of the Portfolio’s holdings in the Healthcare, Mall, Industrial, Storage, Hotel, Residential, and Net Lease sectors. Stock selection in Europe also contributed to relative performance, led by the outperformance of German Residential as well as French (Paris) and Spanish Office company holdings. Stock selection in the Asia-Pacific region was a drag on relative performance during the period as the benefit of good stock selection in Australia was more than offset by the impact of sub-par stock selection in Hong Kong and Japan. From a sector allocation standpoint, positioning in the U.S. added value and was driven by an overweight to the outperforming Technology and Residential sectors as well as from an underweight to the underperforming Shopping Center and Net Lease sectors. Meanwhile, sector allocation decisions in the Asia-Pacific region detracted from relative performance, primarily as the result of an underweight to the outperforming Singapore market.

We are positive on property types and markets with above-average growth and valuations that are attractive relative to this growth. We favor class A Mall companies, Technology, Storage, and select Residential companies in the U.S. We also are positive on Hotel companies, particularly U.S. C-corps which stand to benefit from tax reform which lowers the corporate tax rates for these companies. Within Residential, we like Manufactured Housing, Single Family Home-for-Rent companies, and select coastal Apartment REITs.

We also favor real estate operating companies in Tokyo, Hong Kong, and Singapore, all of which are showing strong growth relative to real estate valuations which remain attractive, thus scoring well on both “growth” and “value” criteria in our sector ranking analysis. The Tokyo office market continues to experience improved rental growth as vacancies have fallen below the 4% threshold at which landlords enjoy increasing pricing power, particularly with a modest increase in inflation expectations.

Lastly, we favor U.K. niche sectors of Student Housing and Storage and Continental European property companies in firming markets, including those in the German Residential sector, Spanish Office, and Lodging sectors. European property fundamentals continue to improve consistent with economic releases which show steady and visible improvement in the eurozone.

We are cautious and selective in markets and property types with headwinds to earnings growth, either for secular or cyclical reasons. We remain cautious on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. This includes the Net Lease and Healthcare sectors in the U.S., as well as the Canadian companies and the REITs in Singapore. Asian REITs generally have low organic growth and external growth which is dependent on a constant need for new equity to fund the acquisitions. Exceptions to this are generally in the Industrial or Hotel property sectors. We believe Japanese REITs are also beginning to screen better on valuation.

BHFTI-1

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*—(Continued)

Industrial companies have materially outperformed globally and now reflect valuations which cause us to be more selective, despite underlying demand drivers which remain intact. Australian property companies are benefiting from an attractive combination of yield and growth, particularly following recent price weakness, although strength in property fundamentals range from a robust office market to an uncertain retail market and a residential market which is meeting headwinds of affordability.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

Portfolio Managers

CBRE Clarion Securities, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA/NAREIT DEVELOPED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
Clarion Global Real Estate Portfolio
Class A	10.97	5.51	3.69
Class B	10.74	5.25	3.44
Class E	10.90	5.36	3.54
FTSE EPRA /NAREIT Developed Index	10.36	6.32	3.28

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Simon Property Group, Inc. (REIT)	4.1
CK Asset Holdings, Ltd.	3.7
ProLogis, Inc. (REIT)	3.6
Mitsui Fudosan Co., Ltd.	2.9
Link REIT (The) (REIT)	2.7
GGP, Inc. (REIT)	2.6
Vonovia SE	2.6
Alexandria Real Estate Equities, Inc. (REIT)	2.5
Extra Space Storage, Inc. (REIT)	2.3
Regency Centers Corp. (REIT)	2.1

Top Countries

% of Net Assets
United States	52.5
Japan	9.9
Hong Kong	9.3
United Kingdom	6.1
Germany	5.1
Australia	5.0
France	4.9
Canada	2.0
Singapore	1.9
Sweden	1.3

BHFTI-3

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A	Actual	0.66%	$1,000.00	$1,062.30	$3.43
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class B	Actual	0.91%	$1,000.00	$1,061.70	$4.73
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

Class E	Actual	0.81%	$1,000.00	$1,062.30	$4.21
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Australia—5.0%
Dexus Property Group (REIT)	758,033	$5,756,749
GPT Group (The) (REIT)	3,562,867	14,183,527
Mirvac Group (REIT)	10,014,895	18,309,682
Scentre Group (REIT)	5,906,199	19,274,387
Westfield Corp. (REIT)	2,229,675	16,522,524

		74,046,869

Austria—0.2%
BUWOG AG (a)	107,796	3,710,615

Canada—2.0%
Canadian Real Estate Investment Trust (REIT)	220,400	8,118,154
Chartwell Retirement Residences (REIT)	72,700	940,415
H&R Real Estate Investment Trust (REIT)	377,700	6,418,196
Pure Industrial Real Estate Trust (REIT)	898,000	4,836,484
Smart Real Estate Investment Trust (REIT)	367,300	9,032,015

		29,345,264

France—4.9%
Gecina S.A. (REIT)	117,618	21,700,720
Klepierre (REIT)	595,425	26,183,794
Unibail-Rodamco SE (Euronext Paris) (REIT)	49,036	12,355,520
Unibail-Rodamco SE (REIT)	50,248	12,658,804

		72,898,838

Germany—5.1%
ADO Properties S.A.	206,884	10,496,125
Aroundtown S.A.	1,607,126	12,378,091
LEG Immobilien AG	92,752	10,586,762
TAG Immobilien AG	226,154	4,288,916
Vonovia SE	774,563	38,340,956

		76,090,850

Hong Kong—9.3%
CK Asset Holdings, Ltd.	6,305,500	55,115,788
Link REIT (The) (REIT)	4,301,200	39,857,383
Sun Hung Kai Properties, Ltd.	1,636,000	27,252,225
Swire Properties, Ltd.	3,129,800	10,094,465
Wharf Real Estate Investment Co., Ltd. (a)	931,000	6,196,458

		138,516,319

Japan—9.9%
AEON REIT Investment Corp. (REIT)	7,649	8,040,612
Hulic Co., Ltd.	743,900	8,327,402
Hulic Reit, Inc. (REIT)	2,887	4,201,988
Japan Hotel REIT Investment Corp. (REIT)	9,226	6,190,422
Japan Retail Fund Investment Corp. (REIT)	2,858	5,239,033
Kenedix Office Investment Corp. (REIT)	1,899	10,779,259
Mitsubishi Estate Co., Ltd.	378,756	6,581,031
Mitsui Fudosan Co., Ltd.	1,929,974	43,266,049
Nippon Prologis REIT, Inc. (REIT)	8,970	18,963,468
Nomura Real Estate Holdings, Inc.	414,200	9,288,336
Orix JREIT, Inc. (REIT)	12,645	17,520,246
Tokyo Tatemono Co., Ltd.	636,200	8,584,267

		146,982,113

Singapore—1.9%
City Developments, Ltd.	1,240,000	11,531,693
Mapletree Logistics Trust (REIT)	7,830,300	7,727,533
Suntec Real Estate Investment Trust (REIT)	5,734,500	9,205,261

		28,464,487

Spain—1.1%
Axiare Patrimonio SOCIMI S.A. (REIT)	210,304	4,643,793
Hispania Activos Inmobiliarios SOCIMI S.A. (REIT)	269,354	5,067,868
Inmobiliaria Colonial S.A. (REIT)	708,293	7,024,010

		16,735,671

Sweden—1.3%
Castellum AB	368,576	6,215,334
Fabege AB	405,197	8,612,785
Wihlborgs Fastigheter AB	204,453	4,883,871

		19,711,990

United Kingdom—6.1%
Derwent London plc (REIT)	260,375	10,957,967
Hammerson plc (REIT)	1,704,651	12,582,451
Land Securities Group plc (REIT)	1,949,428	26,438,425
Safestore Holdings plc (REIT)	654,020	4,409,835
Segro plc (REIT)	2,923,226	23,152,888
Shaftesbury plc (REIT)	447,359	6,306,475
UNITE Group plc (The) (REIT)	670,480	7,283,385

		91,131,426

United States—52.0%
Alexandria Real Estate Equities, Inc. (REIT)	283,670	37,044,465
AvalonBay Communities, Inc. (REIT)	162,829	29,050,322
Boston Properties, Inc. (REIT) (b)	51,279	6,667,808
Brandywine Realty Trust (REIT)	293,630	5,341,130
Brixmor Property Group, Inc. (REIT)	742,766	13,860,014
Columbia Property Trust, Inc. (REIT)	381,037	8,744,799
CubeSmart (REIT) (b)	590,060	17,064,535
CyrusOne, Inc. (REIT) (b)	199,861	11,897,725
DCT Industrial Trust, Inc. (REIT)	231,927	13,632,669
Equinix, Inc. (REIT)	57,924	26,252,315
Equity Residential (REIT)	183,597	11,707,981
Essex Property Trust, Inc. (REIT) (b)	101,144	24,413,127
Extra Space Storage, Inc. (REIT) (b)	392,908	34,359,805
Forest City Realty Trust, Inc. (REIT) - Class A	730,194	17,597,676
GGP, Inc. (REIT)	1,663,929	38,919,299
Healthcare Trust of America, Inc. (REIT) - Class A (b)	626,357	18,815,764
Hilton Worldwide Holdings, Inc.	144,322	11,525,555
Host Hotels & Resorts, Inc. (REIT)	1,172,389	23,271,922
Hudson Pacific Properties, Inc. (REIT)	470,336	16,109,008
Invitation Homes, Inc. (REIT) (b)	896,479	21,130,010
Iron Mountain, Inc. (REIT) (b)	351,061	13,245,532
Kilroy Realty Corp. (REIT)	185,238	13,828,017
Kimco Realty Corp. (REIT) (b)	651,961	11,833,092
Macerich Co. (The) (REIT) (b)	364,424	23,935,368
Marriott International, Inc. - Class A	77,193	10,477,406
MGM Growth Properties LLC (REIT) - Class A (b)	245,700	7,162,155
Paramount Group, Inc. (REIT)	565,836	8,968,501

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Park Hotels & Resorts, Inc. (REIT)	298,600	$8,584,750
ProLogis, Inc. (REIT)	825,492	53,252,489
Regency Centers Corp. (REIT)	446,106	30,861,613
Simon Property Group, Inc. (REIT)	352,582	60,552,433
SL Green Realty Corp. (REIT)	75,255	7,595,487
Spirit Realty Capital, Inc. (REIT)	784,919	6,734,605
STORE Capital Corp. (REIT) (b)	479,900	12,496,596
Sun Communities, Inc. (REIT)	149,018	13,825,890
Sunstone Hotel Investors, Inc. (REIT)	474,712	7,846,989
Taubman Centers, Inc. (REIT) (b)	239,494	15,670,093
Ventas, Inc. (REIT) (b)	496,905	29,819,269
VEREIT, Inc. (REIT) (b)	786,324	6,125,464
Vornado Realty Trust (REIT) (b)	361,852	28,289,589
Welltower, Inc. (REIT) (b)	251,564	16,042,236

		774,553,503

Total Common Stocks (Cost $1,375,638,751)		1,472,187,945

Short-Term Investment—0.5%

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $7,756,604 on 01/02/18, collateralized by $7,845,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $7,911,879.	7,756,259	7,756,259

Total Short-Term Investments (Cost $7,756,259)		7,756,259

Securities Lending Reinvestments (c)—8.8%

Certificates of Deposit—3.1%
ABN AMRO Bank NV Zero Coupon, 02/22/18	1,987,499	1,995,580
Agricultural Bank of China 1.870%, 02/15/18	3,000,000	3,000,087
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (d)	1,500,000	1,499,945
Bank of Montreal 1.972%, 01/11/18	3,003,085	3,000,440
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (d)	2,000,000	2,000,256
China Construction Bank 1.950%, 02/20/18	2,000,000	2,000,064
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	3,000,000	3,000,000
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (d)	2,500,000	2,500,015
KBC Bank NV Zero Coupon, 02/26/18	1,991,524	1,994,900
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	2,000,000	1,999,946

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd., New York 1.632%, 1M LIBOR + 0.200%, 04/11/18 (d)	2,500,000	2,501,324
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (d)	1,500,000	1,500,039
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	1,500,000	1,499,949
Royal Bank of Canada New York 1.821%, 1M LIBOR + 0.320%, 03/20/18 (d)	5,000,000	5,002,045
Standard Chartered plc 1.460%, 02/02/18	1,000,000	999,872
1.752%, 01/23/18	2,000,100	2,000,002
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (d)	500,000	499,846
Sumitomo Mitsui Banking Corp., London 1.741%, 1M LIBOR + 0.230%, 05/21/18 (d)	2,500,000	2,500,000
Sumitomo Mitsui Banking Corp., New York 1.754%, 1M LIBOR + 0.190%, 04/26/18 (d)	1,000,000	999,992
Toronto Dominion Bank New York 1.800%, 1M LIBOR + 0.340%, 03/13/18 (d)	3,500,000	3,501,204
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (d)	2,000,000	1,999,848

		45,995,354

Commercial Paper—1.5%
Bank of China, Ltd. 1.900%, 02/12/18	2,990,183	2,994,141
Canadian Imperial Bank 1.700%, 03/19/18	1,493,342	1,494,664
China Construction Bank 1.700%, 01/24/18	997,686	998,875
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (d)	2,500,000	2,500,185
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	3,487,664	3,491,516
Kells Funding LLC 1.400%, 03/01/18	1,985,767	1,994,944
Macquarie Bank, Ltd., London 1.620%, 03/06/18	497,975	498,591
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (d)	3,000,000	2,999,802
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (d)	500,000	500,108
1.750%, 03/08/18	2,987,896	2,991,648
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	1,500,000	1,499,958

		21,964,432

Repurchase Agreements—3.4%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $15,307,322 on 01/02/18, collateralized by $15,466,327 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $15,623,294.	15,304,367	15,304,367

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $5,300,824 on 01/02/18, collateralized by $4,776,525 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $5,406,001.	5,300,000	$5,300,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $4,000,689 on 01/02/18, collateralized by $4,144,035 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $4,067,184.	4,000,000	4,000,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $9,301,602 on 01/02/18, collateralized by $9,575,280 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $9,486,036.	9,300,000	9,300,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $1,900,401 on 01/02/18, collateralized by $1,949,419 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $1,938,008.	1,900,000	1,900,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $5,561,097 on 04/03/18, collateralized by $34,936 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $6,117,217.	5,500,000	5,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $1,645,792 on 04/02/18, collateralized by various Common Stock with a value of $1,760,000.	1,600,000	1,600,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $1,980,337 on 01/02/18, collateralized by $2,993,971 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $2,019,944.	1,980,000	1,980,000
Societe Generale
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $1,006,502 on 01/02/18, collateralized by various Common Stock with a value of $1,113,652.	1,000,000	1,000,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $4,529,070 on 01/02/18, collateralized by various Common Stock with a value of $5,011,436.	4,500,000	4,500,000

		50,384,367

Time Deposits—0.8%
Australia New Zealand Bank 1.330%, 01/02/18	5,000,000	5,000,000
Bank of Montreal 1.400%, 01/03/18	700,000	700,000
Nordea Bank New York 1.300%, 01/02/18	4,000,000	4,000,000

Time Deposits—(Continued)
Royal Bank of Canada New York 1.350%, 01/02/18	1,000,000	1,000,000
Standard Chartered plc 1.490%, 01/02/18	1,100,000	1,100,000

		11,800,000

Total Securities Lending Reinvestments (Cost $130,137,202)		130,144,153

Total Investments—108.1% (Cost $1,513,532,212)		1,610,088,357
Other assets and liabilities (net)—(8.1)%		(120,287,155)

Net Assets—100.0%		$1,489,801,202

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $127,024,524 and the collateral received consisted of cash in the amount of $130,107,089. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of December 31, 2017 (Unaudited)	% of Net Assets
Retail REIT’s	24.4
Office REIT’s	12.0
Diversified REIT’s	11.2
Industrial REIT’s	8.2
Real Estate Operating Companies	8.0
Residential REIT’s	7.2
Specialized REIT’s	7.2
Diversified Real Estate Activities	7.1
Health Care REITs	4.3
Real Estate Development	4.0

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$74,046,869	$—	$74,046,869
Austria	—	3,710,615	—	3,710,615
Canada	29,345,264	—	—	29,345,264
France	12,355,520	60,543,318	—	72,898,838
Germany	—	76,090,850	—	76,090,850
Hong Kong	6,196,458	132,319,861	—	138,516,319
Japan	—	146,982,113	—	146,982,113
Singapore	—	28,464,487	—	28,464,487
Spain	—	16,735,671	—	16,735,671
Sweden	—	19,711,990	—	19,711,990
United Kingdom	—	91,131,426	—	91,131,426
United States	774,553,503	—	—	774,553,503
Total Common Stocks	822,450,745	649,737,200	—	1,472,187,945
Total Short-Term Investment*	—	7,756,259	—	7,756,259
Total Securities Lending Reinvestments*	—	130,144,153	—	130,144,153
Total Investments	$822,450,745	$787,637,612	$—	$1,610,088,357

Collateral for Securities Loaned (Liability)	$—	$(130,107,089)	$—	$(130,107,089)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,610,088,357
Cash denominated in foreign currencies (c)	29,448
Receivable for:
Investments sold	9,289,385
Fund shares sold	125,456
Dividends and interest	6,129,256
Prepaid expenses	3,807

Total Assets	1,625,665,709
Liabilities
Collateral for securities loaned	130,107,089
Payables for:
Investments purchased	3,755,628
Fund shares redeemed	657,789
Accrued Expenses:
Management fees	761,811
Distribution and service fees	122,776
Deferred trustees’ fees	129,869
Other expenses	329,545

Total Liabilities	135,864,507

Net Assets	$1,489,801,202

Net Assets Consist of:
Paid in surplus	$1,445,847,840
Undistributed net investment income	41,340,947
Accumulated net realized loss	(93,951,462)
Unrealized appreciation on investments, forward foreign currency transactions and foreign currency transactions	96,563,877

Net Assets	$1,489,801,202

Net Assets
Class A	$893,681,873
Class B	561,055,657
Class E	35,063,672
Capital Shares Outstanding*
Class A	71,757,438
Class B	45,282,933
Class E	2,818,813
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.45
Class B	12.39
Class E	12.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,513,532,212.
(b)	Includes securities loaned at value of $127,024,524.
(c)	Identified cost of cash denominated in foreign currencies was $29,446.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$38,742,147
Interest	8,500
Securities lending income	510,029

Total investment income	39,260,676
Expenses
Management fees	8,818,150
Administration fees	45,799
Custodian and accounting fees	274,242
Distribution and service fees—Class B	1,389,241
Distribution and service fees—Class E	53,848
Audit and tax services	56,547
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	169,227
Insurance	9,721
Miscellaneous	37,870

Total expenses	10,944,437
Less broker commission recapture	(216,902)

Net expenses	10,727,535

Net Investment Income	28,533,141

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	61,732,780
Foreign currency transactions	(182,431)
Forward foreign currency transactions	(20,503)

Net realized gain	61,529,846

Net change in unrealized appreciation on:
Investments	60,846,720
Foreign currency transactions	61,281

Net change in unrealized appreciation	60,908,001

Net realized and unrealized gain	122,437,847

Net Increase in Net Assets From Operations	$150,970,988

(a)	Net of foreign withholding taxes of $1,839,035.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,533,141	$35,780,731
Net realized gain	61,529,846	48,537,536
Net change in unrealized appreciation (depreciation)	60,908,001	(66,569,600)

Increase in net assets from operations	150,970,988	17,748,667

From Distributions to Shareholders
Net investment income
Class A	(31,659,271)	(19,943,364)
Class B	(19,152,946)	(11,979,405)
Class E	(1,281,387)	(849,009)

Total distributions	(52,093,604)	(32,771,778)

Decrease in net assets from capital share transactions	(14,376,539)	(112,174,609)

Total increase (decrease) in net assets	84,500,845	(127,197,720)

Net Assets
Beginning of period	1,405,300,357	1,532,498,077

End of period	$1,489,801,202	$1,405,300,357

Undistributed net investment income
End of period	$41,340,947	$44,099,123

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	3,000,757	$35,395,533	1,810,085	$21,577,378
Reinvestments	2,658,209	31,659,271	1,670,298	19,943,364
Redemptions	(3,793,271)	(45,389,852)	(8,882,236)	(106,622,816)

Net increase (decrease)	1,865,695	$21,664,952	(5,401,853)	$(65,102,074)

Class B
Sales	1,812,039	$21,355,171	2,800,902	$32,702,967
Reinvestments	1,613,559	19,152,946	1,006,673	11,979,405
Redemptions	(6,097,322)	(72,464,144)	(7,483,659)	(88,901,048)

Net decrease	(2,671,724)	$(31,956,027)	(3,676,084)	$(44,218,676)

Class E
Sales	132,261	$1,572,074	227,427	$2,710,861
Reinvestments	107,589	1,281,387	71,106	849,009
Redemptions	(582,672)	(6,938,925)	(536,445)	(6,413,729)

Net decrease	(342,822)	$(4,085,464)	(237,912)	$(2,853,859)

Decrease derived from capital shares transactions		$(14,376,539)		$(112,174,609)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.64	$11.78	$12.43	$11.14	$11.50

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.30	0.25	0.24	0.24
Net realized and unrealized gain (loss) on investments	1.01	(0.16)	(0.40)	1.26	0.23

Total from investment operations	1.26	0.14	(0.15)	1.50	0.47

Less Distributions
Distributions from net investment income	(0.45)	(0.28)	(0.50)	(0.21)	(0.83)

Total distributions	(0.45)	(0.28)	(0.50)	(0.21)	(0.83)

Net Asset Value, End of Period	$12.45	$11.64	$11.78	$12.43	$11.14

Total Return (%) (b)	10.97	1.15	(1.23)	13.67	3.76

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	0.65	0.64	0.64	0.65
Ratio of net investment income to average net assets (%)	2.07	2.54	2.03	2.07	2.12
Portfolio turnover rate (%)	91	42	44	39 (c)	36
Net assets, end of period (in millions)	$893.7	$813.3	$887.3	$1,228.3	$1,200.0

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.58	$11.72	$12.36	$11.09	$11.45

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.27	0.22	0.22	0.21
Net realized and unrealized gain (loss) on investments	1.01	(0.16)	(0.39)	1.24	0.23

Total from investment operations	1.23	0.11	(0.17)	1.46	0.44

Less Distributions
Distributions from net investment income	(0.42)	(0.25)	(0.47)	(0.19)	(0.80)

Total distributions	(0.42)	(0.25)	(0.47)	(0.19)	(0.80)

Net Asset Value, End of Period	$12.39	$11.58	$11.72	$12.36	$11.09

Total Return (%) (b)	10.74	0.87	(1.40)	13.27	3.55

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.91	0.90	0.89	0.89	0.90
Ratio of net investment income to average net assets (%)	1.81	2.29	1.81	1.84	1.86
Portfolio turnover rate (%)	91	42	44	39 (c)	36
Net assets, end of period (in millions)	$561.1	$555.2	$605.2	$691.4	$526.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.62	$11.77	$12.41	$11.13	$11.49

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.28	0.23	0.23	0.22
Net realized and unrealized gain (loss) on investments	1.02	(0.17)	(0.39)	1.25	0.24

Total from investment operations	1.25	0.11	(0.16)	1.48	0.46

Less Distributions
Distributions from net investment income	(0.43)	(0.26)	(0.48)	(0.20)	(0.82)

Total distributions	(0.43)	(0.26)	(0.48)	(0.20)	(0.82)

Net Asset Value, End of Period	$12.44	$11.62	$11.77	$12.41	$11.13

Total Return (%) (b)	10.90	0.90	(1.30)	13.42	3.63

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.81	0.80	0.79	0.79	0.80
Ratio of net investment income to average net assets (%)	1.91	2.38	1.91	1.92	1.96
Portfolio turnover rate (%)	91	42	44	39 (c)	36
Net assets, end of period (in millions)	$35.1	$36.7	$40.0	$45.3	$42.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-13

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-14

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (“PFICs”), real estate investment trust (“REIT”) adjustments, adjustments to prior period accumulated balances, expired capital loss carryover and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $7,756,259. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $50,384,367. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

BHFTI-15

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. At December 31, 2017, the Portfolio had no open forward foreign currency exchange contracts.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	($20,503)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$261,155

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of

BHFTI-16

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,301,476,109	$0	$1,311,619,662

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$8,818,150	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Clarion Securities LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with

BHFTI-17

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,559,953,251
Gross unrealized appreciation	89,740,456
Gross unrealized depreciation	(39,601,216)

Net unrealized appreciation (depreciation)	$50,139,240

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$52,093,604	$32,771,778	$—	$—	$52,093,604	$32,771,778

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$81,631,463	$—	$50,146,970	$(87,695,205)	$—	$44,083,228

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017 the Portfolio utilized capital loss carryforwards of $33,769,551.

BHFTI-18

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

As of December 31, 2017, the Portfolio had no accumulated post-enactment capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Total
$87,695,205	$87,695,205

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-19

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Clarion Global Real Estate Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Clarion Global Real Estate Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Clarion Global Real Estate Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-23

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-24

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Clarion Global Real Estate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and CBRE Clarion Securities LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-, three-, and five-year period ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size and were the lowest in the Expense Group.

BHFTI-25

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the ClearBridge Aggressive Growth Portfolio returned 18.70%, 18.41%, and 18.54%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned 29.59%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities finished off the year near all-time highs, with the S&P 500 Index advancing 21.83%. Growth stocks outperformed Value stocks by a wide margin, with the benchmark Russell 3000 Growth Index returning 29.59% for the year, its best performance since 2013.

Momentum buying was a significant driver of equity returns during the year, especially among a select group of mega cap Information Technology (“IT”) and Internet names (Apple, Microsoft, Facebook, Google, and Amazon) that comprise more than a fifth of the benchmark’s weighting. The IT sector of the Russell 3000 Growth Index gained 40.21% in 2017, outperforming the next best sector—Industrials—by over 1,000 basis points. The last time IT was so dominant was in the initial recovery from the global financial crisis in 2009.

Energy, meanwhile, was the worst performing sector in the benchmark and the only one with a negative return as a 6% rise in crude oil prices was not enough to offset negative sentiment and tax-loss selling of energy stocks. Media has witnessed a bifurcation with valuations of larger companies becoming extended while many less widely-held companies traded at historically depressed multiples on a free cash flow basis. Owners of content rebounded late in the year on the passage of tax reform legislation while diversified distribution and content companies are seeing solid growth in high-speed broadband and wireless as well as good reception to their content assets.

While interest rates remained historically low over the period, and provided a tailwind to the market, valuations within certain sectors and subsectors appeared mixed on a historical basis.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the one-year period ended December 31, 2017, relative to the benchmark Russell 3000 Growth Index, overall stock selection and sector allocation detracted from the Portfolio’s performance. An overweight to the Energy sector and stock selection in the Consumer Discretionary, Health Care, and Industrials sectors accounted for most of the Portfolio’s underperformance for the year. An underweight to the IT sector, an overweight to the Health Care sector, and stock selection in the Energy and IT sectors also weighed on returns.

In terms of individual positions, leading detractors from relative Portfolio performance for the period included Anadarko Petroleum, Allergan, Facebook, Teva Pharmaceutical, and Core Laboratories.

Anadarko Petroleum is an exploration and production company with major operations in the Permian Basin (U.S.) and in overseas regions. The stock declined on commodity price weakness in the first half of the year and the aftermath of a fatal well explosion in Colorado, which occurred in the second quarter of 2017

Allergan is a specialty pharmaceutical maker offering branded and generic drugs including Botox as well as over-the-counter treatments. The stock was hurt by perceived competitive threats to its Botox and Restasis franchises. In our view, viable competitive threats to Botox are still several years away and the drug continues to expand its indicated treatment areas. However, these positive events have been overshadowed by extreme negative sentiment. Even with the potential loss of exclusivity for Restasis, we believe shares are trading at a discount on a price-to-earnings basis, with little credit being given to its pipeline treatments for unmet needs like chronic migraines and liver disease.

Facebook runs the world’s largest social network and is a leading provider of digital video and advertising. The Portfolio was hurt by its underweight to the stock, as Facebook was among the strongest performers in the benchmark in 2017.

Teva Pharmaceutical is the largest global generic drug manufacturer and a focused provider of specialty medicines in therapeutic areas that include central nervous system and respiratory ailments. Teva has been suffering from deteriorating fundamentals and increasing leverage. Due to its business shifting more rapidly to generics (with declining pricing) compared to proprietary drugs with more pricing power, we expect the company’s turnaround to take longer than previously expected and subsequently closed the Portfolio’s position in the stock over the period.

Core Laboratories provides petroleum reservoir description and management and production enhancement services to oil and gas producers. General oil price weakness hurt the shares as well as lower than expected earnings guidance due to personnel shortages and offshore project delays.

On the positive side, the Portfolio’s lack of exposure to the Consumer Staples sector and an underweight to the Materials sector contributed to relative performance for the period.

Leading individual contributors to relative Portfolio performance during the period included UnitedHealth Group, Vertex Pharmaceuticals, Amgen, and Biogen in the Health Care sector and Broadcom in the IT sector.

UnitedHealth Group was one of the Portfolio’s top performers in 2017 due to the strength of its leadership franchise in managed care. Positive political developments related to health insurers as well as strength in its Medicare Advantage business boosted the stock.

BHFTI-1

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Investments, LLC

Portfolio Manager Commentary*—(Continued)

Vertex Pharmaceuticals is a biotechnology company focused on discovering, developing, and commercializing small-molecule drugs for the treatment of serious diseases, including viral diseases, cystic fibrosis, inflammation, auto-immune diseases, cancer, and pain. Positive clinical trials for future indications for its triple combination cystic fibrosis treatment powered the shares higher.

Amgen is a biotechnology company that focuses on developing therapies for use in oncology, endocrinology, hematology, neurobiology as well as the treatment of infectious diseases, arthritis, and inflammation. A series of solid earnings reports coupled with positive trial results, a favorable patent ruling and expanded approval of its Repatha cholesterol compound lifted shares.

Biogen is a biotechnology company that produces therapies in the areas of oncology, neurology, and immunology. Better than expected sales of its Spinraza and MS treatments boosted the stock.

Broadcom produces semiconductors and related technologies for use primarily in wired and wireless communications and storage applications for the consumer and business markets. The company executed well throughout the year, consistently beating earnings forecasts and raising its future guidance.

During the period, the Portfolio closed positions in Mallinckrodt and Teva Pharmaceutical in the Health Care sector. In addition, the Portfolio did not establish any new stock positions during the year. While interest rates remained historically low, and provided a tailwind to the market, we believed valuations remained more mixed with certain sectors and subsectors extended and others cheap versus historical standards. We maintained a constructive on the Portfolio holdings than the overall market based on our views about valuations.

For the year ended December 31, 2017, the Portfolio’s positioning with regards to sector weightings was largely consistent, with average allocations concentrated in the Health Care, IT, Consumer Discretionary, Energy, and Industrials sectors. The Portfolio had no holdings in the Consumer Staples, Financials, Utilities, or Real Estate sectors. As always, the Portfolio’s sector allocations were a function of our bottom up stock selection process.

Richard Freeman

Evan Bauman

Portfolio Managers

ClearBridge Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 3000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
ClearBridge Aggressive Growth Portfolio
Class A	18.70	15.37	9.78
Class B	18.41	15.10	9.50
Class E	18.54	15.22	9.62
Russell 3000 Growth Index	29.59	17.16	9.93

1 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Comcast Corp.- Class A	9.0
UnitedHealth Group, Inc.	8.8
Biogen, Inc.	8.5
Amgen, Inc.	7.6
Anadarko Petroleum Corp.	6.4
Broadcom, Ltd.	4.3
Allergan plc	4.0
Vertex Pharmaceuticals, Inc.	3.7
TE Connectivity, Ltd.	3.7
L3 Technologies, Inc.	3.6

Top Sectors

% of Net Assets
Health Care	37.2
Information Technology	22.4
Consumer Discretionary	20.4
Energy	11.3
Industrials	6.9
Materials	1.3
Telecommunication Services	0.2

BHFTI-3

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

ClearBridge Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.56%	$1,000.00	$1,072.30	$2.93
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B (a)	Actual	0.81%	$1,000.00	$1,071.00	$4.23
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class E (a)	Actual	0.71%	$1,000.00	$1,072.10	$3.71
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—99.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.6%
Engility Holdings, Inc. (a)	57,266	$1,624,636
L3 Technologies, Inc.	582,900	115,326,765

		116,951,401

Auto Components—0.3%
Adient plc (b)	140,683	11,071,752

Biotechnology—21.9%
Aduro Biotech, Inc. (a)	31,570	236,775
Agios Pharmaceuticals, Inc. (a) (b)	170,800	9,764,636
Amgen, Inc.	1,410,100	245,216,390
Biogen, Inc. (a)	867,860	276,474,160
Bioverativ, Inc. (a) (b)	433,930	23,397,506
ImmunoGen, Inc. (a)	499,700	3,203,077
Ionis Pharmaceuticals, Inc. (a) (b)	498,335	25,066,250
ProQR Therapeutics NV (a)	88,300	284,768
Spark Therapeutics, Inc. (a)	53,520	2,751,998
Vertex Pharmaceuticals, Inc. (a)	809,672	121,337,446

		707,733,006

Building Products—1.7%
Johnson Controls International plc	1,406,834	53,614,444

Communications Equipment—0.1%
ARRIS International plc (a)	122,915	3,157,686

Construction & Engineering—0.8%
Fluor Corp.	519,410	26,827,527

Diversified Telecommunication Services—0.2%
AT&T, Inc.	157,745	6,133,126

Electronic Equipment, Instruments & Components—4.3%
Dolby Laboratories, Inc. - Class A	295,300	18,308,600
Fitbit, Inc. - Class A (a)	54,350	310,338
TE Connectivity, Ltd.	1,269,625	120,665,160

		139,284,098

Energy Equipment & Services—4.6%
Core Laboratories NV (b)	514,070	56,316,368
Frank’s International NV (b)	30,500	202,825
National Oilwell Varco, Inc. (b)	916,878	33,025,946
Weatherford International plc (a) (b)	14,614,500	60,942,465

		150,487,604

Health Care Equipment & Supplies—2.2%
Medtronic plc	861,379	69,556,354
Wright Medical Group NV (a) (b)	58,679	1,302,674

		70,859,028

Health Care Providers & Services—8.8%
UnitedHealth Group, Inc.	1,289,050	284,183,963

Internet & Direct Marketing Retail—2.1%
Liberty Expedia Holdings, Inc. - Class A (a)	167,951	7,445,268

Internet & Direct Marketing Retail—(Continued)
Liberty Interactive Corp. - Class A (a) (b)	1,867,200	45,597,024
Liberty TripAdvisor Holdings, Inc. - Class A (a)	154,420	1,455,409
Liberty Ventures - Series A (a) (b)	251,927	13,664,520

		68,162,221

Internet Software & Services—1.7%
Facebook, Inc. - Class A (a)	100,500	17,734,230
LogMeIn, Inc.	85,873	9,832,459
Twitter, Inc. (a)	1,100,000	26,411,000

		53,977,689

Machinery—0.7%
Pentair plc	339,804	23,996,958

Media—18.0%
AMC Networks, Inc. - Class A (a) (b)	825,825	44,660,616
CBS Corp. - Class B	323,200	19,068,800
Comcast Corp. - Class A	7,239,200	289,929,960
Liberty Braves Group - Class A (a) (b)	47,058	1,037,629
Liberty Braves Group - Class C (a)	94,117	2,091,280
Liberty Broadband Corp. - Class A (a)	117,647	10,005,877
Liberty Broadband Corp. - Class C (a)	305,883	26,048,996
Liberty Global plc - Class A (a) (b)	299,400	10,730,496
Liberty Global plc - Class C (a) (b)	299,400	10,131,696
Liberty Global plc LiLAC - Class A (a)	52,325	1,054,349
Liberty Global plc LiLAC - Class C (a) (b)	52,325	1,040,744
Liberty Media Corp.-Liberty Formula One - Class A (a) (b)	117,647	3,849,410
Liberty Media Corp.-Liberty Formula One - Class C (a) (b)	235,294	8,037,643
Liberty SiriusXM Group - Class A (a) (b)	470,588	18,663,520
Liberty SiriusXM Group - Class C (a)	941,176	37,327,040
Lions Gate Entertainment Corp. - Class B (a)	348,621	11,065,231
Madison Square Garden Co. (The) - Class A (a)	286,049	60,313,432
MSG Networks, Inc. - Class A (a) (b)	858,150	17,377,537
Viacom, Inc. - Class B	344,700	10,620,207

		583,054,463

Metals & Mining—1.3%
Freeport-McMoRan, Inc. (a)	1,270,800	24,094,368
Nucor Corp.	274,700	17,465,426

		41,559,794

Oil, Gas & Consumable Fuels—6.7%
Anadarko Petroleum Corp.	3,869,860	207,579,290
Newfield Exploration Co. (a) (b)	255,400	8,052,762

		215,632,052

Pharmaceuticals—4.4%
Allergan plc	786,777	128,700,982
Valeant Pharmaceuticals International, Inc. (a) (b)	653,070	13,570,794

		142,271,776

Semiconductors & Semiconductor Equipment—7.1%
Broadcom, Ltd.	536,161	137,739,761
Cree, Inc. (a) (b)	887,200	32,950,608

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Semiconductors & Semiconductor Equipment—(Continued)
Intel Corp.	1,288,348	$59,470,144

		230,160,513

Software—4.9%
Autodesk, Inc. (a)	944,300	98,990,969
Citrix Systems, Inc. (a)	616,100	54,216,800
Nuance Communications, Inc. (a) (b)	400,000	6,540,000

		159,747,769

Technology Hardware, Storage & Peripherals—4.2%
Seagate Technology plc (b)	2,448,500	102,445,240
Western Digital Corp.	444,489	35,350,210

		137,795,450

Trading Companies & Distributors—0.1%
NOW, Inc. (a) (b)	229,219	2,528,286

Total Common Stocks (Cost $2,125,731,814)		3,229,190,606

Rights—0.0%

Health Care Equipment & Supplies—0.0%
Wright Medical Group NV, Expires 03/01/19 (a) (Cost $573,350)	229,340	346,304

Short-Term Investment—0.3%

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $8,605,221 on 01/02/18, collateralized by $8,705,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $8,779,210.	8,604,838	8,604,838

Total Short-Term Investments (Cost $8,604,838)		8,604,838

Securities Lending Reinvestments (c)—12.4%

Certificates of Deposit—6.1%
Agricultural Bank of China 1.870%, 02/15/18	12,500,000	12,500,362
Banco Del Estado De Chile New York 1.529%, 1M LIBOR + 0.150%, 01/05/18 (d)	4,000,000	3,999,952
1.692%, 1M LIBOR + 0.220%, 05/14/18 (d)	4,000,000	3,999,720
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (d)	6,000,000	6,000,372
Chiba Bank, Ltd., New York 1.560%, 02/07/18	7,000,000	6,999,139
China Construction Bank 1.950%, 02/20/18	12,500,000	12,500,400

Certificates of Deposit—(Continued)
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	$7,500,000	$7,500,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (d)	4,000,000	4,000,200
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	9,000,000	9,000,531
Danske Bank A/S 1.680%, 03/19/18	9,500,000	9,499,050
KBC Bank NV Zero Coupon, 02/26/18	995,762	997,450
1.550%, 01/29/18	7,000,000	7,000,000
1.570%, 02/12/18	5,000,000	4,999,300
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (d)	3,000,000	2,999,712
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	7,500,000	7,499,798
1.769%, 1M LIBOR + 0.200%, 05/30/18 (d)	2,000,000	1,999,844
Mizuho Bank, Ltd., New York 1.632%, 1M LIBOR + 0.200%, 04/11/18 (d)	5,000,000	5,002,649
1.644%, 1M LIBOR + 0.200%, 02/12/18 (d)	2,000,000	2,000,399
1.691%, 1M LIBOR + 0.200%, 04/18/18 (d)	5,000,000	4,999,295
1.769%, 1M LIBOR + 0.200%, 05/29/18 (d)	1,000,000	999,922
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (d)	5,000,000	5,000,130
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (d)	6,000,000	5,999,868
1.722%, 1M LIBOR + 0.170%, 02/23/18 (d)	2,500,000	2,500,053
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	5,000,000	4,999,830
Royal Bank of Canada New York 1.679%, 3M LIBOR + 0.130%, 06/12/18 (d)	5,000,000	4,999,285
Standard Chartered plc 1.460%, 02/02/18	5,000,000	4,999,360
1.752%, 01/23/18	5,000,251	5,000,006
State Street Bank and Trust Co. 1.527%, 1M LIBOR + 0.120%, 05/08/18 (d)	3,000,000	2,999,727
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (d)	1,500,000	1,498,410
Sumitomo Mitsui Banking Corp., New York 1.579%, 1M LIBOR + 0.200%, 02/05/18 (d)	7,500,000	7,500,263
1.612%, 1M LIBOR + 0.180%, 04/11/18 (d)	7,000,000	6,999,790
1.634%, 1M LIBOR + 0.190%, 04/12/18 (d)	4,000,000	3,999,768
1.754%, 1M LIBOR + 0.190%, 04/26/18 (d)	5,000,000	4,999,960
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (d)	5,000,000	5,000,500
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (d)	5,000,000	4,999,780
1.800%, 1M LIBOR + 0.340%, 03/13/18 (d)	5,100,000	5,101,754
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (d)	2,500,000	2,499,810
1.511%, 3M LIBOR + 0.140%, 10/26/18 (d)	2,500,000	2,502,288

		196,098,677

Commercial Paper—2.7%
Bank of China, Ltd. 1.900%, 02/12/18	9,967,278	9,980,470

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Canadian Imperial Bank 1.700%, 03/19/18	$9,955,611	$9,964,430
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	9,964,756	9,975,760
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (d)	8,000,000	7,998,344
Kells Funding LLC 1.400%, 03/01/18	4,964,417	4,987,360
LMA S.A. & LMA Americas 1.550%, 02/13/18	2,990,958	2,994,201
Macquarie Bank, Ltd., London 1.620%, 03/06/18	6,971,650	6,980,267
Ridgefield Funding Co. LLC 1.603%, 1M LIBOR + 0.200%, 03/07/18 (d)	3,000,000	2,999,985
1.701%, 1M LIBOR + 0.210%, 05/17/18 (d)	3,500,000	3,499,769
Sheffield Receivables Co. 1.680%, 03/14/18	7,467,800	7,474,515
Toyota Motor Credit Corp. 1.750%, 03/08/18	9,959,653	9,972,160
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	12,000,000	11,999,664

		88,826,925

Master Demand Notes—0.3%
Natixis Financial Products LLC 1.670%, OBFR + 0.250%, 01/02/18 (d)	9,000,000	9,000,000

Repurchase Agreements—2.3%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $6,119,732 on 01/02/18, collateralized by $6,183,300 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $6,246,055.	6,118,551	6,118,551
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $3,500,544 on 01/02/18, collateralized by $3,154,309 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $3,570,001.	3,500,000	3,500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $3,700,637 on 01/02/18, collateralized by $592,735 Cash, $3,240,497 U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $3,169,410.	3,700,000	3,700,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $6,301,085 on 01/02/18, collateralized by $6,486,480 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $6,426,025.	6,300,000	6,300,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $3,700,781 on 01/02/18, collateralized by $3,796,237 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $3,774,015.	3,700,000	3,700,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $2,527,772 on 04/03/18, collateralized by $15,880 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $2,780,553.	2,500,000	2,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $3,805,893 on 04/02/18, collateralized by various Common Stock with a value of $4,070,001.	3,700,000	3,700,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $15,200,283 on 04/02/18, collateralized by various Common Stock with a value of $16,500,001.	15,000,000	15,000,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $10,001,700 on 01/02/18, collateralized by $15,121,064 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $10,201,737.	10,000,000	10,000,000
Societe Generale
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $13,838,825 on 01/02/18, collateralized by various Common Stock with a value of $15,312,722.	13,750,000	13,750,000
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $5,032,511 on 01/02/18, collateralized by various Common Stock with a value of $5,568,262..	5,000,000	5,000,000

		73,268,551

Time Deposits—1.0%
Australia New Zealand Bank 1.330%, 01/02/18	8,000,000	8,000,000
Bank of Montreal 1.400%, 01/03/18	2,300,000	2,300,000
Nordea Bank New York 1.300%, 01/02/18	7,000,000	7,000,000
OP Corporate Bank plc 1.990%, 01/12/18	3,500,000	3,500,000
Royal Bank of Canada New York 1.350%, 01/02/18	10,000,000	10,000,000
Standard Chartered plc 1.490%, 01/02/18	2,100,000	2,100,000

		32,900,000

Total Securities Lending Reinvestments (Cost $400,087,243)		400,094,153

Total Investments—112.4% (Cost $2,534,997,245)		3,638,235,901
Other assets and liabilities (net)—(12.4)%		(400,139,868)

Net Assets—100.0%		$3,238,096,033

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2017

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $389,299,498 and the collateral received consisted of cash in the amount of $400,006,686. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,229,190,606	$—	$—	$3,229,190,606
Total Rights*	346,304	—	—	346,304
Total Short-Term Investment*	—	8,604,838	—	8,604,838
Total Securities Lending Reinvestments*	—	400,094,153	—	400,094,153
Total Investments	$3,229,536,910	$408,698,991	$—	$3,638,235,901

Collateral for Securities Loaned (Liability)	$—	$(400,006,686)	$—	$(400,006,686)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$3,638,235,901
Receivable for:
Fund shares sold	187,285
Dividends and interest	2,803,361
Prepaid expenses	8,408

Total Assets	3,641,234,955
Liabilities
Collateral for securities loaned	400,006,686
Payables for:
Fund shares redeemed	935,235
Accrued Expenses:
Management fees	1,473,839
Distribution and service fees	238,698
Deferred trustees’ fees	197,684
Other expenses	286,780

Total Liabilities	403,138,922

Net Assets	$3,238,096,033

Net Assets Consist of:
Paid in surplus	$1,974,119,366
Undistributed net investment income	21,230,693
Accumulated net realized gain	139,508,941
Unrealized appreciation on investments and foreign currency transactions	1,103,237,033

Net Assets	$3,238,096,033

Net Assets
Class A	$2,095,055,667
Class B	1,103,394,800
Class E	39,645,566
Capital Shares Outstanding*
Class A	113,859,142
Class B	61,466,064
Class E	2,187,162
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.40
Class B	17.95
Class E	18.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,534,997,245.
(b)	Includes securities loaned at value of $389,299,498.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$40,750,874
Interest	13,549
Securities lending income	1,680,008

Total investment income	42,444,431
Expenses
Management fees	17,870,021
Administration fees	101,699
Custodian and accounting fees	148,712
Distribution and service fees—Class B	2,769,875
Distribution and service fees—Class E	60,288
Audit and tax services	43,542
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	192,124
Insurance	20,875
Miscellaneous	32,708

Total expenses	21,329,636
Less management fee waiver	(563,302)
Less broker commission recapture	(36,936)

Net expenses	20,729,398

Net Investment Income	21,715,033

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	279,897,971
Foreign currency transactions	(11,525)

Net realized gain	279,886,446

Net change in unrealized appreciation on:
Investments	248,679,779
Foreign currency transactions	16,524

Net change in unrealized appreciation	248,696,303

Net realized and unrealized gain	528,582,749

Net Increase in Net Assets From Operations	$550,297,782

(a)	Net of foreign withholding taxes of $204,879.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$21,715,033	$28,059,085
Net realized gain	279,886,446	127,023,529
Net change in unrealized appreciation (depreciation)	248,696,303	(67,268,779)

Increase in net assets from operations	550,297,782	87,813,835

From Distributions to Shareholders
Net investment income
Class A	(19,479,926)	(13,307,320)
Class B	(7,902,017)	(4,285,535)
Class E	(323,547)	(196,065)

Total distributions	(27,705,490)	(17,788,920)

Decrease in net assets from capital share transactions	(396,662,505)	(221,545,277)

Total increase (decrease) in net assets	125,929,787	(151,520,362)

Net Assets
Beginning of period	3,112,166,246	3,263,686,608

End of period	$3,238,096,033	$3,112,166,246

Undistributed net investment income
End of period	$21,230,693	$27,736,637

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,364,058	$23,545,464	6,620,437	$95,377,903
Reinvestments	1,145,204	19,479,926	915,851	13,307,320
Redemptions	(16,470,516)	(284,664,917)	(12,307,157)	(185,881,000)

Net decrease	(13,961,254)	$(241,639,527)	(4,770,869)	$(77,195,777)

Class B
Sales	2,023,005	$34,165,695	3,742,451	$53,669,002
Reinvestments	475,739	7,902,017	301,798	4,285,535
Redemptions	(11,353,653)	(191,639,830)	(13,493,274)	(196,365,273)

Net decrease	(8,854,909)	$(149,572,118)	(9,449,025)	$(138,410,736)

Class E
Sales	115,866	$1,967,683	99,805	$1,443,661
Reinvestments	19,293	323,547	13,682	196,065
Redemptions	(452,612)	(7,742,090)	(519,792)	(7,578,490)

Net decrease	(317,453)	$(5,450,860)	(406,305)	$(5,938,764)

Decrease derived from capital shares transactions		$(396,662,505)		$(221,545,277)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$15.65	$15.30		$15.97	$13.45	$9.26

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.15	(b)	0.10	0.07	0.05
Net realized and unrealized gain (loss) on investments	2.78	0.30		(0.70)	2.50	4.19

Total from investment operations	2.91	0.45		(0.60)	2.57	4.24

Less Distributions
Distributions from net investment income	(0.16)	(0.10)		(0.07)	(0.05)	(0.05)

Total distributions	(0.16)	(0.10)		(0.07)	(0.05)	(0.05)

Net Asset Value, End of Period	$18.40	$15.65		$15.30	$15.97	$13.45

Total Return (%) (c)	18.70	2.98		(3.81)	19.12	45.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.57		0.57	0.57	0.61
Net ratio of expenses to average net assets (%) (d)	0.56	0.57		0.57	0.56	0.61
Ratio of net investment income to average net assets (%)	0.76	1.00	(b)	0.64	0.50	0.43
Portfolio turnover rate (%)	2	2		1	0 (e)	7
Net assets, end of period (in millions)	$2,095.1	$1,999.9		$2,029.0	$2,285.1	$1,496.3

	Class B
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$15.27	$14.93		$15.59	$13.13	$9.04

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.11	(b)	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investments	2.71	0.29		(0.69)	2.44	4.10

Total from investment operations	2.80	0.40		(0.63)	2.48	4.12

Less Distributions
Distributions from net investment income	(0.12)	(0.06)		(0.03)	(0.02)	(0.03)

Total distributions	(0.12)	(0.06)		(0.03)	(0.02)	(0.03)

Net Asset Value, End of Period	$17.95	$15.27		$14.93	$15.59	$13.13

Total Return (%) (c)	18.41	2.68		(4.04)	18.89	45.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.82		0.82	0.82	0.86
Net ratio of expenses to average net assets (%) (d)	0.81	0.82		0.82	0.81	0.86
Ratio of net investment income to average net assets (%)	0.51	0.74	(b)	0.39	0.25	0.18
Portfolio turnover rate (%)	2	2		1	0 (e)	7
Net assets, end of period (in millions)	$1,103.4	$1,073.6		$1,190.8	$1,335.9	$727.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$15.42	$15.07		$15.74	$13.26	$9.12

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.12	(b)	0.08	0.05	0.03
Net realized and unrealized gain (loss) on investments	2.75	0.30		(0.70)	2.46	4.14

Total from investment operations	2.85	0.42		(0.62)	2.51	4.17

Less Distributions
Distributions from net investment income	(0.14)	(0.07)		(0.05)	(0.03)	(0.03)

Total distributions	(0.14)	(0.07)		(0.05)	(0.03)	(0.03)

Net Asset Value, End of Period	$18.13	$15.42		$15.07	$15.74	$13.26

Total Return (%) (c)	18.54	2.84		(3.99)	18.94	45.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.72		0.72	0.72	0.76
Net ratio of expenses to average net assets (%) (d)	0.71	0.72		0.72	0.71	0.76
Ratio of net investment income to average net assets (%)	0.61	0.84	(b)	0.49	0.36	0.28
Portfolio turnover rate (%)	2	2		1	0 (e)	7
Net assets, end of period (in millions)	$39.6	$38.6		$43.9	$51.5	$24.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Rounds to less than 1%.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is ClearBridge Aggressive Growth Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-13

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-14

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $8,604,838. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $73,268,551. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

BHFTI-15

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$71,266,605	$0	$412,481,867

The Portfolio engaged in security transactions with other accounts managed by ClearBridge Investments, LLC, the subadviser to the Portfolio, that amounted to $67,048,000 in purchases of investment, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$17,870,021	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

BHFTI-16

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. ClearBridge Investments, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.040%	$1 billion to $1.75 billion
0.050%	$1.75 billion to $2 billion
0.025%	$2.85 billion to $3 billion
0.045%	On amounts in excess of $3 billion

An identical agreement was in place for the period November 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-17

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$2,532,638,689
Gross unrealized appreciation	1,347,466,318
Gross unrealized depreciation	(241,869,106)

Net unrealized appreciation (depreciation)	$1,105,597,212

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$27,705,490	$17,788,920	$—	$—	$27,705,490	$17,788,920

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$21,428,377	$137,150,382	$1,105,595,589	$—	$—	$1,264,174,348

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $144,430,308.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-18

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of ClearBridge Aggressive Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the ClearBridge Aggressive Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the ClearBridge Aggressive Growth Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-21

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-22

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-23

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

ClearBridge Aggressive Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and ClearBridge Investments, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one- and three-year periods ended June 30, 2017, and outperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Russell 3000 Growth Index, for the one-, three- and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned 30.78%, 30.43%, and 30.52%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 25.03%.

MARKET ENVIRONMENT / CONDITIONS

Global markets marched higher early in 2017 as economic activity continued to strengthen. However, unforeseen events and geopolitical tension also made waves during the year. A series of strong earthquakes in Mexico and Hurricanes Harvey, Irma, and Maria that ravaged Puerto Rico and the southern half of the U.S. may have prolonged economic consequences across these regions. Investment analysts speculated that these events could put downward pressure on third-quarter economic growth, as the U.S. dealt with an approximately 20% reduction in oil refining capacity. Ultimately, these fears were unfounded.

Additionally, North Korea’s execution of yet another ballistic missile test this year had a tangible impact in Asia, which prompted Japan to issue a temporary shelter-in-place alert. In response to the escalating crisis, Japanese Prime Minister Shinzo Abe called a snap election in what was widely seen as an attempt to consolidate power with a vote in late October. Furthermore, the eurozone continued to work through the details of the U.K.’s decision to withdraw from the European Union (Brexit) and a recent general election in the U.K. resulted in a lost majority for the still-governing Conservative Party.

During the fourth quarter, the Chicago Board Options Exchange’s Market Volatility Index (VIX) closed at an all-time low. As was widely expected, economic improvements in the U.S. prompted the Federal Reserve (the “Fed”) at its December meeting to raise key interest rates for the third time in 2017. In addition, Congress passed a new tax bill that, among other things, lowers the corporate tax rate from 35% to 21%. In anticipation of some level of tax relief, the Fed increased its forecast for gross domestic product to reach 2.5% in 2018, up from the 2.1% forecasted in September.

In Japan, unemployment continued to fall, while core consumer prices increased 0.9% in November from the year-ago period. The Bank of Japan opted to keep short-term interest rates at -0.1% in an effort to stoke inflation toward its central bank’s longstanding goal of 2%. The European Central Bank also left interest rates unchanged in December.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Both stock selection and country weightings were contributors to the Portfolio’s outperformance to its benchmark for the year. Holdings in Switzerland, the U.K., and France were the main contributors to relative performance for the year. Conversely, performance versus the benchmark was hurt most by holdings in Sweden, Mexico, and Japan.

In terms of absolute collective performance, 17 of 18 countries in which the Portfolio was invested delivered positive absolute returns for the year, with the most significant gains coming from Hong Kong, South Korea, and the Netherlands. All six of the underlying holdings in these countries delivered positive returns for the period. Mexico generated the only negative collective absolute return for full-year 2017.

The Portfolio’s top contributors to performance for the year were Glencore (Switzerland), CNH Industrial (the U.K.), and Allianz (Germany). Glencore’s first-half earnings results were largely in line with our expectations and showed a significant improvement in earnings increases on a year-over-year basis. Notably, the industrial business showed dramatic improvement thanks to the combination of higher commodity prices and continued cost control measures. Later in the year, Glencore, in conjunction with Yancoal, announced the acquisition of the Hunter Valley Operations coal assets in Australia. Further, Glencore also announced an agreement to purchase a portion of Peruvian zinc producer Volcan Compañia Minera for $531 million. The asset has a mine life of more than 20 years and comes with significant development options in our view. The acquisition offers promising cost-cutting opportunities and Glencore has controlled assets near the Volcan site with similar geologic profiles, but was able to produce for less than half of Volcan’s costs. From our perspective, we find the deal to be strategically attractive for Glencore and we find that the company’s diversification across a number of attractive commodities positions potentially makes Glencore more resilient to shocks in any one market.

CNH’s quarterly earnings reports have shown ongoing improvement over the past 12 months. The company delivered a positive first-quarter earnings report with both revenue and earnings that exceeded market estimates. Performance in the industrial business improved, as earnings increased 34% year-over-year, driven by a 77% improvement in the agriculture equipment segment. In addition, Standard & Poor’s upgraded CNH Industrial’s long-term corporate credit rating. The company’s stock price also reacted positively to its third-quarter earnings report released in October as results exceeded consensus estimates. Furthermore, management raised its full-year earnings and revenue guidance, driven primarily by CNH’s core agricultural equipment segment, where revenue increased organically by over 9% and operating profit increased by over 34%, compared to the previous year. Later in the reporting period, CNH was awarded an order to supply 200 Urbanway Natural Power buses to the state-owned public transportation operator for Paris, France. CNH’s IVECO Bus division is a leading provider of natural gas buses in Europe, with roughly 6,000 currently operating buses across the region. This new order represents one portion of a Europe-wide collaborative program covering 2017 to 2021.

Allianz’s quarterly results issued in the past 12 months were solid, by our measure, which helped its share price advance for the period. Net income outpaced market expectations for four consecutive quarters,

BHFTI-1

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

and year-over-year revenue, operating profit, and net income grew 2.2%, 3.5%, and 5.0%, respectively, for the first nine months of current fiscal year. Along with its most recent quarterly earnings report, Allianz resolved to repurchase an additional EUR 2 billion worth of shares on top of the EUR 3 billion allocated earlier in 2017. Furthermore, Allianz increased its stake in French credit insurance firm Euler Hermes to 75%, with eventual plans to secure total ownership. We view Euler Hermes to be a relatively high-quality business within Allianz’s property and casualty division, and Allianz has held a controlling interest in this company for more than a decade. In December, the European Union issued approval for Allianz and the Canada Pension Plan Investment Board to invest in Gas Natural Fenosa’s gas distribution business in Spain, and this transaction is expected to close in January 2018. Management is using excess balance sheet cash to fund these investments and share repurchases with the intention of enhancing the company’s total underlying value, a goal that aligns with our investment thesis for Allianz.

The Portfolio’s worst detractors for the year were H&M (Sweden), WPP (the U.K.), and Honda Motor (Japan). Early in the year, as we anticipated, higher-than-normal first-quarter inventory levels led to increased markdowns and lower margins. While H&M has started to see an improvement in a number of markets, including China, its performance in the U.S. and Central/Southern Europe remained weak. H&M’s share price declined again for the second quarter, as its fiscal first-half results were mixed. Sales were still tracking behind plan (increasing only 5% in local currency), while the inventory position remained high (growing by 22% year-over-year). H&M also delivered weak fourth-quarter results in December, which proved disappointing to investors. The company indicated that the weakness is in the H&M brick-and-mortar stores, as the other brands and H&M online are doing well. However, significant investments and changes have been made in the H&M brand management, logistics, purchasing, and technology. The company is also launching more concepts and has said they will further optimize the physical store footprint with fewer openings and more closures. While the short-term outlook is weak, we find H&M valued attractively on an intrinsic value basis.

WPP’s fiscal first-half results fell short of market forecasts. The shortfall was driven by lower than projected like-for-like sales across segments. Profit before tax and earnings per share were also less than investors expected. Some of the factors that negatively influenced WPP’s performance were account losses during the Mediapalooza event, exposure to developed market multinationals that have reduced advertising spending, and digital revenues that are growing slower than those at Internet giants in the U.S. and China. We met with management in December regarding the digital business and came away reassured that the segment is performing relatively well in a challenging operating environment. In addition, we find the digital business has a solid outlook for 2018.

We sold the Portfolio’s shares of Honda Motor during the year. We had been a long-term shareholder of Honda, but we grew increasingly frustrated with management’s inability to explain what we considered to be continued margin weakness in its auto segment. Despite entering the “sweet spot” of the model cycle, margins continued to be weak. In addition, management made multiple missteps at a time when the company’s main market, North America, had been booming. We lost faith in management’s ability to create long-term shareholder value, and therefore, we decided to exit our position.

Currency hedging was actively utilized throughout the year, as we believed some currencies were overvalued compared to the U.S. dollar. Approximately 15% of the Portfolio’s Swiss franc exposure was hedged at year-end. The use of currency forward contracts had a slight negative impact on the Portfolio’s performance relative to the MSCI EAFE Index for the year.

The Portfolio finished the year with most of its equity assets invested in Europe (outside of the U.K.) and within that region, Switzerland held the largest Portfolio weight. The U.K. held the next largest weighting. Both Latin America and the U.S. accounted for the smallest Portfolio weightings, as these regions contained only one holding each at the end of the period.

David G. Herro

Michael L. Manelli

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	30.78	10.89	7.22
Class B	30.43	10.62	6.95
Class E	30.52	10.73	7.06
MSCI EAFE Index	25.03	7.90	1.94

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Lloyds Banking Group plc	5.1
Daimler AG	4.9
Glencore plc	4.7
BNP Paribas S.A.	4.6
Bayerische Motoren Werke AG	4.2
Credit Suisse Group AG	3.9
Intesa Sanpaolo S.p.A.	3.8
Hennes & Mauritz AB- B Shares	3.7
Toyota Motor Corp.	3.6
CNH Industrial NV	3.5

Top Countries

% of Net Assets
United Kingdom	23.6
Switzerland	15.2
Germany	14.9
France	14.3
Sweden	5.7
Japan	4.9
United States	4.6
Netherlands	4.0
Italy	3.8
Australia	3.2

BHFTI-3

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.79%	$1,000.00	$1,114.60	$4.21
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class B (a)	Actual	1.04%	$1,000.00	$1,113.70	$5.54
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

Class E (a)	Actual	0.94%	$1,000.00	$1,114.10	$5.01
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—97.4% of Net Assets

Security Description	Shares	Value

Australia—3.2%
AMP, Ltd.	17,028,082	$68,801,216
Orica, Ltd.	2,911,820	41,090,559

		109,891,775

China—1.1%
Baidu, Inc. (ADR) (a)	165,175	38,685,637

France—14.3%
BNP Paribas S.A.	2,099,576	156,573,523
Bureau Veritas S.A.	1,691,200	46,238,098
Danone S.A.	487,213	40,846,746
Kering	7,300	3,441,401
Pernod-Ricard S.A.	243,250	38,504,205
Publicis Groupe S.A.	1,121,610	76,198,362
Safran S.A.	509,500	52,391,576
Sanofi	64,300	5,536,459
Valeo S.A.	927,100	69,089,278

		488,819,648

Germany—14.9%
Allianz SE	501,200	114,781,609
Bayerische Motoren Werke AG	1,379,200	143,261,025
Continental AG	306,300	82,693,357
Daimler AG	1,962,500	166,640,873

		507,376,864

India—1.1%
Infosys, Ltd. (ADR) (b)	2,369,900	38,439,778

Indonesia—1.8%
Bank Mandiri Persero Tbk PT	103,787,400	61,126,545

Italy—3.8%
Intesa Sanpaolo S.p.A.	38,678,500	128,278,632

Japan—4.9%
Komatsu, Ltd.	98,900	3,582,497
Olympus Corp.	1,049,800	40,194,809
Toyota Motor Corp.	1,910,900	122,365,926

		166,143,232

Mexico—1.6%
Grupo Televisa S.A.B. (ADR)	2,878,508	53,741,744

Netherlands—4.0%
Akzo Nobel NV	143,061	12,513,472
ASML Holding NV	190,350	33,023,434
EXOR NV	1,109,805	68,023,942
Koninklijke Philips NV	578,172	21,873,057

		135,433,905

South Korea—0.1%
Samsung Electronics Co., Ltd.	1,955	4,644,737

Sweden—5.7%
Hennes & Mauritz AB - B Shares (b)	6,204,200	127,841,007
SKF AB - B Shares	2,388,890	52,972,681
Volvo AB - B Shares	840,891	15,645,991

		196,459,679

Switzerland—15.2%
Cie Financiere Richemont S.A.	608,047	55,054,343
Credit Suisse Group AG (a)	7,547,354	134,345,171
Ferguson plc	127,500	9,122,970
Glencore plc (a)	30,436,520	160,135,378
Kuehne & Nagel International AG	178,555	31,554,912
LafargeHolcim, Ltd. (a)	1,579,905	89,014,839
Nestle S.A.	99,200	8,524,467
Swatch Group AG (The)-Bearer Shares	79,940	32,587,585

		520,339,665

Taiwan—0.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	847,000	6,508,402

United Kingdom—23.6%
Ashtead Group plc	1,269,300	33,874,967
CNH Industrial NV	9,048,000	120,961,967
Diageo plc	1,373,900	50,282,462
Experian plc	2,188,000	48,086,179
G4S plc	7,859,600	28,254,291
Liberty Global plc - Class A (a)	768,000	27,525,120
Liberty Global plc - Class C (a)	1,866,200	63,152,208
Lloyds Banking Group plc	188,571,900	172,674,390
Meggitt plc	3,318,918	21,490,068
Royal Bank of Scotland Group plc (a)	18,364,001	68,494,839
Schroders plc	1,574,884	74,494,745
Schroders plc (non-voting shares)	10,427	351,924
Smiths Group plc	925,207	18,508,908
WPP plc	4,235,100	76,751,002

		804,903,070

United States—1.9%
Willis Towers Watson plc	439,074	66,164,061

Total Common Stocks (Cost $2,792,920,018)		3,326,957,374

Short-Term Investment—2.7%

Repurchase Agreement—2.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $93,234,885 on 01/02/18, collateralized by $94,295,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $95,098,865.	93,230,741	93,230,741

Total Short-Term Investments (Cost $93,230,741)		93,230,741

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—3.4%

Security Description	Principal Amount*	Value

Repurchase Agreements—2.5%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $24,261,627 on 01/02/18, collateralized by $24,513,644 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $24,762,433.	24,256,944	$24,256,944
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $24,003,733 on 01/02/18, collateralized by $21,629,549 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $24,480,004.	24,000,000	24,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,000,172 on 01/02/18, collateralized by $1,036,009 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $1,016,796.	1,000,000	1,000,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $6,601,137 on 01/02/18, collateralized by $6,795,360 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $6,732,026.	6,600,000	6,600,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $12,502,639 on 01/02/18, collateralized by $12,875,000 Foreign Obligations with rates ranging from 1.750% - 2.625%, maturity dates ranging from 06/11/19 - 03/16/26, with a value of $12,750,067.	12,500,000	12,500,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $4,500,950 on 01/02/18, collateralized by $4,617,045 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $4,590,018.	4,500,000	4,500,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $5,032,511 on 01/02/18, collateralized by various Common Stock with a value of $5,568,262.	5,000,000	5,000,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $6,240,052 on 01/02/18, collateralized by various Common Stock with a value of $6,904,645.	6,200,000	6,200,000

		84,056,944

Time Deposits—0.9%
Australia New Zealand Bank 1.330%, 01/02/18	5,000,000	5,000,000
Bank of Montreal 1.400%, 01/03/18	5,000,000	5,000,000
Canadian Imperial Bank 1.330%, 01/02/18	5,300,000	5,300,000
Nordea Bank New York 1.300%, 01/02/18	5,000,000	5,000,000
Royal Bank of Canada New York 1.350%, 01/02/18	4,700,000	4,700,000
Standard Chartered plc 1.490%, 01/02/18	5,000,000	5,000,000

		30,000,000

Total Securities Lending Reinvestments (Cost $114,056,944)		114,056,944

Total Investments—103.5% (Cost $3,000,207,703)		3,534,245,059
Other assets and liabilities (net)— (3.5)%		(119,347,168)

Net Assets—100.0%		$3,414,897,891

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $95,797,732 and the collateral received consisted of cash in the amount of $114,056,944. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.

Ten Largest Industries as of December 31, 2017 (Unaudited)	% of Net Assets
Banks	17.2
Automobiles	12.7
Media	8.7
Capital Markets	6.1
Machinery	5.7
Insurance	5.3
Metals & Mining	4.7
Auto Components	4.4
Diversified Financial Services	4.0
Specialty Retail	3.7

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
CHF	52,257,000	SSBT	03/21/18	$55,047,408	$1,124,032

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2017

Glossary of Abbreviations

Counterparties

(SSBT)—	State Street Bank and Trust

Currencies

(CHF)—	Swiss Franc

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$109,891,775	$—	$109,891,775
China	38,685,637	—	—	38,685,637
France	—	488,819,648	—	488,819,648
Germany	—	507,376,864	—	507,376,864
India	38,439,778	—	—	38,439,778
Indonesia	—	61,126,545	—	61,126,545
Italy	—	128,278,632	—	128,278,632
Japan	—	166,143,232	—	166,143,232
Mexico	53,741,744	—	—	53,741,744
Netherlands	—	135,433,905	—	135,433,905
South Korea	—	4,644,737	—	4,644,737
Sweden	—	196,459,679	—	196,459,679
Switzerland	—	520,339,665	—	520,339,665
Taiwan	—	6,508,402	—	6,508,402
United Kingdom	90,677,328	714,225,742	—	804,903,070
United States	66,164,061	—	—	66,164,061
Total Common Stocks	287,708,548	3,039,248,826	—	3,326,957,374
Total Short-Term Investment*	—	93,230,741	—	93,230,741
Total Securities Lending Reinvestments*	—	114,056,944	—	114,056,944
Total Investments	$287,708,548	$3,246,536,511	$—	$3,534,245,059

Collateral for Securities Loaned (Liability)	$—	$(114,056,944)	$—	$(114,056,944)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,124,032	$—	$1,124,032

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$3,534,245,059
Unrealized appreciation on forward foreign currency exchange contracts	1,124,032
Receivable for:
Investments sold	4,049,508
Fund shares sold	1,119,341
Dividends and interest	5,492,083
Prepaid expenses	8,951

Total Assets	3,546,038,974
Liabilities
Cash due to bank denominated in foreign currencies (c)	374,246
Collateral for securities loaned	114,056,944
Payables for:
Investments purchased	11,538,380
Fund shares redeemed	1,894,306
Accrued Expenses:
Management fees	2,147,191
Distribution and service fees	284,784
Deferred trustees’ fees	129,869
Other expenses	715,363

Total Liabilities	131,141,083

Net Assets	$3,414,897,891

Net Assets Consist of:
Paid in surplus	$2,732,128,854
Undistributed net investment income	57,835,644
Accumulated net realized gain	89,619,048
Unrealized appreciation on investments, forward foreign currency transactions and foreign currency transactions	535,314,345

Net Assets	$3,414,897,891

Net Assets
Class A	$2,008,963,451
Class B	1,280,195,348
Class E	125,739,092
Capital Shares Outstanding*
Class A	118,712,161
Class B	77,310,518
Class E	7,529,158
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.92
Class B	16.56
Class E	16.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,000,207,703.
(b)	Includes securities loaned at value of $95,797,732.
(c)	Identified cost of cash due to bank denominated in foreign currencies was $374,249.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$78,140,644
Non-cash dividends	10,490,034
Interest (b)	78,725
Securities lending income	1,578,111

Total investment income	90,287,514
Expenses
Management fees	25,492,157
Administration fees	104,886
Custodian and accounting fees	758,818
Distribution and service fees—Class B	3,082,909
Distribution and service fees—Class E	179,267
Audit and tax services	55,200
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	195,849
Insurance	20,788
Miscellaneous	154,289

Total expenses	30,133,955
Less management fee waiver	(581,405)

Net expenses	29,552,550

Net Investment Income	60,734,964

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	301,567,442
Foreign currency transactions	(394,752)
Forward foreign currency transactions	3,050,746

Net realized gain	304,223,436

Net change in unrealized appreciation (depreciation) on:
Investments	522,169,319
Foreign currency transactions	624,384
Forward foreign currency transactions	(4,137,861)

Net change in unrealized appreciation	518,655,842

Net realized and unrealized gain	822,879,278

Net Increase in Net Assets From Operations	$883,614,242

(a)	Net of foreign withholding taxes of $9,001,891.
(b)	Net of foreign withholding taxes of $9.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$60,734,964	$55,152,928
Net realized gain (loss)	304,223,436	(177,207,940)
Net change in unrealized appreciation	518,655,842	380,323,944

Increase in net assets from operations	883,614,242	258,268,932

From Distributions to Shareholders
Net investment income
Class A	(35,844,106)	(41,603,288)
Class B	(19,928,035)	(23,446,727)
Class E	(2,028,096)	(2,282,019)
Net realized capital gains
Class A	0	(116,570,251)
Class B	0	(74,666,145)
Class E	0	(6,934,446)

Total distributions	(57,800,237)	(265,502,876)

Increase (decrease) in net assets from capital share transactions	(536,867,401)	133,818,891

Total increase in net assets	288,946,604	126,584,947

Net Assets
Beginning of period	3,125,951,287	2,999,366,340

End of period	$3,414,897,891	$3,125,951,287

Undistributed net investment income
End of period	$57,835,644	$52,244,923

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	2,467,820	$37,609,650	14,134,995	$172,105,987
Reinvestments	2,407,260	35,844,106	14,160,567	158,173,539
Redemptions	(28,925,072)	(439,248,553)	(13,751,826)	(173,482,442)

Net increase (decrease)	(24,049,992)	$(365,794,797)	14,543,736	$156,797,084

Class B
Sales	3,295,081	$50,252,247	5,302,306	$62,812,228
Reinvestments	1,365,869	19,928,035	8,960,080	98,112,872
Redemptions	(15,381,765)	(230,320,151)	(14,610,822)	(179,478,602)

Net decrease	(10,720,815)	$(160,139,869)	(348,436)	$(18,553,502)

Class E
Sales	611,050	$9,360,235	456,490	$5,518,580
Reinvestments	137,872	2,028,096	834,825	9,216,465
Redemptions	(1,470,179)	(22,321,066)	(1,561,180)	(19,159,736)

Net decrease	(721,257)	$(10,932,735)	(269,865)	$(4,424,691)

Increase (decrease) derived from capital shares transactions		$(536,867,401)		$133,818,891

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.18	$13.43	$15.94	$19.13	$15.06

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.24	0.29	0.37	0.31
Net realized and unrealized gain (loss) on investments	3.72	0.68	(0.76)	(1.31)	4.22

Total from investment operations	4.02	0.92	(0.47)	(0.94)	4.53

Less Distributions
Distributions from net investment income	(0.28)	(0.31)	(0.53)	(0.48)	(0.46)
Distributions from net realized capital gains	0.00	(0.86)	(1.51)	(1.77)	0.00

Total distributions	(0.28)	(1.17)	(2.04)	(2.25)	(0.46)

Net Asset Value, End of Period	$16.92	$13.18	$13.43	$15.94	$19.13

Total Return (%) (b)	30.78	8.43	(4.31)	(5.52)	30.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.83	0.83	0.83
Net ratio of expenses to average net assets (%) (c)	0.79	0.79	0.81	0.81	0.81
Ratio of net investment income to average net assets (%)	1.93	1.95	1.88	2.12	1.79
Portfolio turnover rate (%)	36	50	49	45	58
Net assets, end of period (in millions)	$2,009.0	$1,882.2	$1,722.4	$1,903.6	$2,176.6

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.91	$13.17	$15.66	$18.84	$14.84

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.21	0.25	0.32	0.25
Net realized and unrealized gain (loss) on investments	3.65	0.66	(0.75)	(1.29)	4.17

Total from investment operations	3.90	0.87	(0.50)	(0.97)	4.42

Less Distributions
Distributions from net investment income	(0.25)	(0.27)	(0.48)	(0.44)	(0.42)
Distributions from net realized capital gains	0.00	(0.86)	(1.51)	(1.77)	0.00

Total distributions	(0.25)	(1.13)	(1.99)	(2.21)	(0.42)

Net Asset Value, End of Period	$16.56	$12.91	$13.17	$15.66	$18.84

Total Return (%) (b)	30.43	8.18	(4.52)	(5.79)	30.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.08	1.08	1.08
Net ratio of expenses to average net assets (%) (c)	1.04	1.04	1.06	1.06	1.06
Ratio of net investment income to average net assets (%)	1.66	1.73	1.64	1.88	1.50
Portfolio turnover rate (%)	36	50	49	45	58
Net assets, end of period (in millions)	$1,280.2	$1,136.3	$1,163.9	$1,287.4	$1,379.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.02	$13.27	$15.77	$18.95	$14.92

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.22	0.26	0.34	0.27
Net realized and unrealized gain (loss) on investments	3.67	0.67	(0.75)	(1.29)	4.20

Total from investment operations	3.94	0.89	(0.49)	(0.95)	4.47

Less Distributions
Distributions from net investment income	(0.26)	(0.28)	(0.50)	(0.46)	(0.44)
Distributions from net realized capital gains	0.00	(0.86)	(1.51)	(1.77)	0.00

Total distributions	(0.26)	(1.14)	(2.01)	(2.23)	(0.44)

Net Asset Value, End of Period	$16.70	$13.02	$13.27	$15.77	$18.95

Total Return (%) (b)	30.52	8.31	(4.45)	(5.67)	30.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.98	0.98	0.98
Net ratio of expenses to average net assets (%) (c)	0.94	0.94	0.96	0.96	0.96
Ratio of net investment income to average net assets (%)	1.75	1.83	1.75	1.98	1.60
Portfolio turnover rate (%)	36	50	49	45	58
Net assets, end of period (in millions)	$125.7	$107.4	$113.1	$129.4	$148.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

BHFTI-13

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2017, the Portfolio had a payment of $374,246 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2017. The Portfolio’s average overdraft advances during the year ended December 31, 2017 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $93,230,741. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $84,056,944. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total

BHFTI-14

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$1,124,032

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
State Street Bank and Trust	$1,124,032	$—	$—	$1,124,032

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-15

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$3,050,746

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(4,137,861)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$62,010,069

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

BHFTI-16

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,175,772,806	$0	$1,741,667,213

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$25,492,157	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	1 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

BHFTI-17

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$3,039,192,940
Gross unrealized appreciation	595,810,981
Gross unrealized depreciation	(99,633,181)

Net unrealized appreciation (depreciation)	$496,177,800

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$57,800,237	$86,374,797	$—	$179,128,079	$57,800,237	$265,502,876

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$59,945,096	$126,623,053	$496,330,756	$—	$682,898,905

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $152,584,551.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-18

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-19

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Harris Oakmark International Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Harris Oakmark International Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Harris Oakmark International Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-23

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-24

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Harris Oakmark International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Harris Associates L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-, three- and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned 10.00%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 15.15%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets experienced positive returns in 2017 and were buoyed by improving economic data, solid profits, and favorable investor sentiment. Stocks did hit some waves during European elections, Brexit (the U.K.’s plan to leave the European Union) tensions, and when U.S. lawmakers failed to agree on healthcare reforms, but even nuclear brinksmanship between the U.S. and North Korea could not knock them off their upward course. Global government bonds surprised many by finishing the year with broad gains, albeit much more muted than the returns of stocks. Despite signs of improving growth and inflation, yields remained historically low due to political uncertainty and as central banks tried to navigate a slow and measured change in course on monetary policy. Commodity markets generated small gains, but experienced significant volatility. The first half saw choppy seas for energy as oil and distillate prices collided with the headwinds of rising supplies. The second half witnessed a recovery in energy while industrial metals were able to maintain impressive gains.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio attempts to strategically balances the amount of risk exposure to equities, fixed income, and commodities and targets a strategic risk level of 8%. This is intended to limit the impact of surprise outcomes on the Portfolio. Secondarily, the Portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation allowing the Portfolio risk target to fluctuate between 6% and 10%.

Strategic exposure to equities led results for the reporting period, with all six markets in which the Portfolio invests posting positive returns. Asian equities were the leading contributor as Japanese equity prices were boosted by increased exports. Hong Kong equities provided further positive influence from the Asian region, rising in tandem with emerging markets, which enjoyed a substantial rally. While the prospect of less accommodative monetary policy from the European Central Bank (the “ECB”) and Brexit remained sources of political and economic uncertainty, European and U.K. equities performed strongly due to improved economic data and positive confidence surveys. U.S. equities (both large- and small-caps) also contributed to the Portfolio’s performance. The reporting period began with most major U.S. stock market indexes hitting record highs following the U.S. presidential election. Investors believed the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question after the first quarter of 2017, when headlines out of Washington, D.C. suggested that enacting significant regulatory and tax reform might be more difficult than previously anticipated. Tactical positioning in U.S. equities contributed to Portfolio performance for the reporting period as overweight exposure to the asset class proved timely.

Exposure to commodities also contributed to Portfolio performance for the year, as gains in metals and energy outweighed losses in agriculture. Strategic positioning in industrial metals was the leading performer within the asset class, with gains in both aluminum and copper. Increased commodity prices were supported by strong manufacturing and import growth data out of China and by indications that China intended to cut production to curb pollution. Strategic positioning within energy was also favorable as all assets, with the exception of natural gas, experienced gains. The complex started the year plagued by high inventory levels and rising U.S. production and rig counts. These conditions lasted throughout much of the first half of 2017. Oil and distillate prices rebounded in the third quarter of 2017 as the U.S. rig count declined and expectations rose for an extension of OPEC’s (Organization of the Petroleum Exporting Countries) production cuts. Severe weather also affected energy prices in the third quarter of 2017 as hurricanes forced refinery shutdowns that further boosted prices. Natural gas prices rose at the beginning of the year, but those gains were not enough to outweigh the losses from rising U.S. output at the end of the year. Strategic positioning in precious metals contributed with both gold and silver posting positive results. Metals were pressured as the U.S. Federal Reserve raised short-term interest rates three times during the reporting period—in March and June 2017—and by expectations for another increase in December 2017, but still managed gains. Strategic positioning in agriculture was the sole detractor within commodities. Most assets posted losses, except cotton which posted gains, and cocoa, lean hogs, and live cattle were flat. Sugar was by far the leading detractor as production increased despite softer global demand. Tactical positioning within commodities, slightly detracted from Portfolio results for the reporting period.

Exposure to global government bonds also contributed to results for the reporting period. Australian bonds led the asset class as performance strengthened at the end of the year in response to a swoon in industrial metals prices due to a temporary weakening of Chinese economic data. Despite expectations that the ECB would likely begin tapering its monetary policy accommodation, German government bonds posted positive returns. Canadian bonds were the largest detractor within the asset class as yields rose after the Central Bank of Canada raised rates in July. Yields spiked again in the third quarter of 2017 in response to a surprise rate hike by the Central Bank of Canada. Tactical positioning within bonds detracted from performance as losses from overweight exposure to Canadian and U.K. government bonds, coupled with underweight exposure to German government bonds.

At year end, tactical positioning maintained overweights in all six equity markets. Positioning in bonds had softened, with a

BHFTI-1

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers Inc.

Portfolio Manager Commentary*—(Continued)

meaningful reduction in the overweight in Australia, a shift from overweight to underweight in Germany, and strengthened underweights in Canada and the U.S. The U.K. was the sole market in which exposure was increased. Across commodities, there were very few changes in positioning in the agricultural space, while overweights were strengthened across energy issues and metals. The Portfolio ended the reporting period with the total exposure of 142.5%, up from 123.3% at the beginning of the period. The Portfolio utilized derivatives to gain exposure to equity, fixed income, and commodities markets; derivatives performed as expected during the reporting period.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[2]
Invesco Balanced-Risk Allocation Portfolio
Class B	10.00	4.83	5.36
Dow Jones Moderate Index	15.15	8.11	7.95

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	50.4
Global Developed Equities	34.9
Commodities - Production Weighted	30.0

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

BHFTI-3

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class B (a)	Actual	0.88%	$1,000.00	$1,077.60	$4.61
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—4.1% of Net Assets

Security Description	Principal Amount*	Value

U.S. Treasury—4.1%
U.S. Treasury Floating Rate Notes 1.624%, 3M USTBMM + 0.174%, 07/31/18 (a)	28,160,000	$28,191,160
1.640%, 3M USTBMM + 0.190%, 04/30/18 (a)	29,992,000	30,014,173
1.722%, 3M USTBMM + 0.272%, 01/31/18 (a)	11,050,000	11,052,626

Total U.S. Treasury & Government Agencies (Cost $69,255,512)		69,257,959

Commodity-Linked Securities—2.1%
Canadian Imperial Bank of Commerce Commodity Linked EMTN, U.S. Federal Funds (Effective) Rate minus 0.020% (linked to Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index, multiplied by 2), 09/24/18 (a)	7,850,000	8,559,118
Cargill, Inc. Commodity Linked Note, one month LIBOR Rate minus 0.010% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 08/15/18 (a)	16,150,000	15,416,423
Royal Bank of Canada Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Royal Bank of Canada Enhanced Agriculture Basket 04 Excess Return Index, multiplied by 2), 09/17/18 (144A) (a)	10,930,000	10,785,631

Total Commodity-Linked Securities (Cost $34,905,067)		34,761,172

Municipals—1.1%
New York State Housing Finance Agency, Revenue Bond 1.800%, 11/01/49 (a) (Cost $18,000,000)	18,000,000	18,000,000

Short-Term Investments—89.3%

Certificate of Deposit—9.0%
Bank of America N.A. 1.400%, 02/16/18	30,000,000	29,998,563
Bank of Montreal 1.580%, 01/16/18	15,000,000	14,999,827
KBC Bank NV 1.360%, 01/04/18	40,000,000	39,999,636
Mizuho Bank, Ltd. 1.370%, 01/02/18	45,000,000	44,999,369
Wells Fargo Bank N.A. 1.619%, 1M USD LIBOR + 0.240%, 12/05/18 (a)	20,000,000	20,000,940

		149,998,335

Commercial Paper—54.0%
American Honda Finance Corp. 1.391%, 01/24/18 (b)	30,000,000	29,968,172
Apple, Inc 1.383%, 02/06/18 (144A) (b)	20,000,000	19,968,237
1.567%, 03/21/18 (b)	25,000,000	24,914,469
Barton Capital Corp. 0.933%, 01/03/18 (144A) (b)	29,700,000	29,693,647
BMW U.S. Capital LLC 1.471%, 02/16/18 (b)	45,000,000	44,906,104

Commercial Paper—(Continued)
Cancara Asset Securitisation LLC 1.691%, 02/16/18 (b)	21,000,000	20,953,295
CDP Financial, Inc. 1.457%, 01/18/18 (b)	40,000,000	39,967,044
Chevron Corp. 1.461%, 03/19/18 (144A) (b)	40,000,000	39,869,778
Coca-Cola Co. (The) 1.455%, 03/16/18 (144A) (b)	40,000,000	39,870,212
Collateralized Commercial Paper Co. LLC 1.592%, 1M USD LIBOR + 0.220%, 04/03/18 (a)	30,000,000	30,010,560
DBS Bank, Ltd. 1.307%, 01/19/18 (b)	35,000,000	34,968,232
Erste Abwicklungsanstalt 1.335%, 01/25/18 (144A) (b)	25,000,000	24,970,281
Exxon Mobil Corp. 0.906%, 01/03/18 (b)	45,000,000	44,991,656
Fairway Finance Co. LLC 1.298%, 01/22/18 (144A) (b)	30,000,000	29,968,480
Gotham Funding Corp. 1.521%, 03/05/18 (144A) (b)	15,000,000	14,952,535
Kells Funding LLC 1.380%, 01/12/18 (144A) (b)	10,000,000	9,994,186
Liberty Funding LLC 1.307%, 01/19/18 (144A) (b)	37,000,000	36,966,244
L’Oreal U.S.A., Inc. 0.981%, 01/04/18 (144A) (b)	32,000,000	31,992,485
Manhattan Asset Funding Co. LLC 1.260%, 01/10/18 (144A) (b)	25,000,000	24,987,408
Microsoft Corp. 1.082%, 01/09/18 (144A) (b)	49,500,000	49,478,598
Old Line Funding LLC 1.618%, 03/22/18 (144A) (b)	40,000,000	39,837,228
Oversea-Chinese Banking Corp., Ltd. 1.360%, 01/12/18 (b)	25,000,000	24,999,298
Proctor & Gamble Co. 1.165%, 01/17/18 (144A) (b)	25,000,000	24,981,119
Ridgefield Funding Co. LLC 1.807%, 03/15/18 (144A) (b)	25,000,000	24,905,475
Toronto-Dominion Bank (The) 1.684%, 04/09/18 (144A) (b)	30,000,000	29,850,352
Toyota Motor Credit Corp. 1.671%, 1M USD LIBOR + 0.180%, 06/15/18 (a)	30,000,000	30,006,120
UBS AG 1.674%, 1M USD LIBOR + 0.230%, 06/12/18 (144A) (a)	20,000,000	20,003,160
United Overseas Bank, Ltd. 1.617%, 03/20/18 (144A) (b)	25,000,000	24,905,894
United Parcel Service, Inc. 1.456%, 01/23/18 (144A) (b)	30,000,000	29,969,437
Westpac Banking Corp. 1.697%, 1M USD LIBOR + 0.220%, 12/10/18 (144A) (a)	30,000,000	29,999,790

		902,849,496

Mutual Funds—17.1%
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class 1.000% (c) (d)	185,503,453	185,503,453

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 0.030% (c) (d)	60,600,758	$60,600,758
STIT-Treasury Portfolio Institutional Class 1.214% (c) (d)	40,400,506	40,400,506

		286,504,717

U.S. Treasury—9.2%
U.S. Treasury Bills 0.817%, 01/04/18 (b) (e)	38,950,000	38,947,546
0.974%, 01/11/18 (b) (e)	38,000,000	37,988,814
1.456%, 06/07/18 (b)	77,390,000	76,897,864

		153,834,224

Total Short-Term Investments (Cost $1,493,332,063)		1,493,186,772

Total Investments—96.6% (Cost $1,615,492,642)		1,615,205,903
Other assets and liabilities (net)— 3.4%		56,312,969

Net Assets—100.0%		$1,671,518,872

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2017.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $50,648,951.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $587,950,177, which is 35.2% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/18	2,257	AUD	291,509,448	$(1,685,570)
Brent Crude Oil Futures	01/31/18	465	USD	31,094,550	1,443,314
Canada Government Bond 10 Year Futures	03/20/18	3,160	CAD	425,904,800	(4,536,119)
Euro STOXX 50 Index Futures	03/16/18	2,915	EUR	101,820,950	(3,085,439)
Euro-Bund Futures	03/08/18	762	EUR	123,200,160	(1,210,059)
FTSE 100 Index Futures	03/16/18	1,285	GBP	98,148,300	4,382,533
Gasoline RBOB Futures	01/31/18	656	USD	49,477,882	3,120,670
Hang Seng Index Futures	01/30/18	537	HKD	804,103,800	1,600,394
New York Harbor ULSD Futures	03/29/18	236	USD	19,958,803	2,896,296
Russell 2000 Index Mini Futures	03/16/18	1,235	USD	94,878,875	1,213,953
S&P 500 Index E-Mini Futures	03/16/18	738	USD	98,744,400	1,644,663
Silver Futures	03/27/18	518	USD	44,405,550	(135,273)
TOPIX Index Futures	03/08/18	875	JPY	15,898,750,000	3,424,222
U.S. Treasury Long Bond Futures	03/20/18	993	USD	151,929,000	(224,329)
United Kingdom Long Gilt Bond Futures	03/27/18	1,043	GBP	130,541,880	1,295,633
WTI Light Sweet Crude Oil Futures	05/21/18	368	USD	22,102,080	876,318

Net Unrealized Appreciation					$11,021,207

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Swap Agreements

OTC Total Return Swaps

Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
0.000%	Monthly	12/19/18	MBL	Aluminum Dynamic Excess Return	USD	15,260,908	$1,166,653	$—	$1,166,653
0.280%	Monthly	09/05/18	MLI	Aluminum Excess Return	USD	2,633,723	—	—	—
0.330%	Monthly	10/23/18	BBP	Barclays Commodity Strategy 1452 Excess Return Index (a)	USD	33,796,728	1,788,465	—	1,788,465
0.450%	Monthly	07/06/18	BBP	Barclays Commodity Strategy 1719 Excess Return Index (b)	USD	38,113,785	912,240	—	912,240
0.550%	Monthly	07/06/18	CIBC	CIBC Custom 5 Agriculture Commodity Index (c)	USD	37,505,240	779,593	—	779,593
0.300%	Monthly	04/10/18	CIBC	CIBC Dynamic Roll LME Copper Excess Return Index	USD	32,698,757	2,836,588	—	2,836,588
0.120%	Monthly	01/12/18	CG	Cargill Gold Index 1	USD	17,465,679	—	—	—
0.250%	Monthly	11/13/18	MLI	MLCX Natural Gas Annual Excess Return Index	USD	12,890,980	—	—	—
0.400%	Monthly	07/10/18	GSI	Goldman Sachs Alpha Basket B823 Excess Return Strategy (d)	USD	38,829,943	159,501	—	159,501
0.000%	Monthly	01/31/18	GSI	Hang Seng Index	HKD	219,393,544	476,018	—	476,018
0.250%	Monthly	04/25/18	JPMC	JPMorgan Contag Gas Oil Class A Excess Return Index	USD	21,070,841	697,407	—	697,407
0.250%	Monthly	09/14/18	MLI	MLCX Dynamic Enhanced Copper Excess Return Index	USD	2,247,062	—	—	—
0.140%	Monthly	06/27/18	MLI	Merrill Lynch Gold Excess Return Strategy	USD	30,058,629	(277,790)	—	(277,790)
0.470%	Monthly	07/10/18	CG	Monthly Rebalance Commodity Excess Return Index (e)	USD	42,938,064	—	—	—
0.380%	Monthly	10/16/18	MSC	S&P GSCI Aluminum Dynamic Roll Index	USD	23,670,046	2,021,574	—	2,021,574
0.090%	Monthly	10/16/18	JPMC	S&P GSCI Gold Official Close Index	USD	23,507,053	560,655	—	560,655

Totals							$11,120,904	$—	$11,120,904

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

(a)	The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Barclays Bank plc, as of December 31, 2017:

Futures Contracts—Long	Notional Value	Component Weighting
Copper	$33,796,728	100.0%

(b)	The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Barclays Bank plc, as of December 31, 2017:

Futures Contracts—Long	Notional Value	Component Weighting
Sugar No. 11	$7,394,074	19.4%
Cotton No. 2	7,203,505	18.9%
Soybean Meal	7,165,392	18.8%
Soybean	7,012,936	18.4%
Corn No. 2 Yellow	2,934,761	7.7%
Coffee “C”	2,020,031	5.3%
Soybean Oil	1,829,462	4.8%
Wheat	1,829,462	4.8%
Live Cattle	457,365	1.2%
Lean Hogs	190,569	0.5%
Cocoa	76,228	0.2%

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Swap Agreements—(Continued)

(c)	The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Canadian Imperial Bank of Commerce, as of December 31, 2017:

Futures Contracts—Long	Notional Value	Component Weighting
Sugar No. 11	$7,276,017	19.4%
Cotton No. 2	7,088,490	18.9%
Soybean Meal	7,050,985	18.8%
Soybean	6,900,964	18.4%
Corn No. 2 Yellow	2,887,903	7.7%
Coffee “C”	1,987,778	5.3%
Soybean Oil	1,800,252	4.8%
Wheat	1,800,252	4.8%
Live Cattle	450,063	1.2%
Lean Hogs	187,526	0.5%
Cocoa	75,010	0.2%

(d)	The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Goldman Sachs International, as of December 31, 2017:

Futures Contracts—Long	Notional Value	Component Weighting
Sugar No. 11	$7,533,009	19.4%
Cotton No. 2	7,338,859	18.9%
Soybean Meal	7,300,029	18.8%
Soybean	7,144,710	18.4%
Corn No. 2 Yellow	2,989,906	7.7%
Coffee “C”	2,057,987	5.3%
Soybean Oil	1,863,837	4.8%
Wheat	1,863,837	4.8%
Live Cattle	465,959	1.2%
Lean Hogs	194,150	0.5%
Cocoa	77,660	0.2%

(e)	The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Cargill, Inc., as of December 31, 2017:

Futures Contracts—Long	Notional Value	Component Weighting
Sugar No. 11	$8,329,985	19.4%
Cotton No. 2	8,115,294	18.9%
Soybean Meal	8,072,356	18.8%
Soybean	7,900,604	18.4%
Corn No. 2 Yellow	3,306,231	7.7%
Coffee “C”	2,275,717	5.3%
Soybean Oil	2,061,027	4.8%
Wheat	2,061,027	4.8%
Live Cattle	515,257	1.2%
Lean Hogs	214,690	0.5%
Cocoa	85,876	0.2%

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CG)—	Cargill, Inc.
(CIBC)—	Canadian Imperial Bank of Commerce
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MBL)—	Macquarie Bank, Ltd.
(MLI)—	Merrill Lynch International
(MSC)—	Morgan Stanley Capital Services, LLC

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Glossary of Abbreviations—(Continued)

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(EMTN)—	Euro Medium Term Note
(LIBOR)—	London Interbank Offered Rate
(USTBMM)—	U.S. Treasury Bill Money Market Yield

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$69,257,959	$—	$69,257,959
Total Commodity-Linked Securities	—	34,761,172	—	34,761,172
Total Municipals	—	18,000,000	—	18,000,000
Short-Term Investments
Certificate of Deposit	—	149,998,335	—	149,998,335
Commercial Paper	—	902,849,496	—	902,849,496
Mutual Funds	286,504,717	—	—	286,504,717
U.S. Treasury	—	153,834,224	—	153,834,224
Total Short-Term Investments	286,504,717	1,206,682,055	—	1,493,186,772
Total Investments	$286,504,717	$1,328,701,186	$—	$1,615,205,903

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$21,897,996	$—	$—	$21,897,996
Futures Contracts (Unrealized Depreciation)	(10,876,789)	—	—	(10,876,789)
Total Futures Contracts	$11,021,207	$—	$—	$11,021,207
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$11,398,694	$—	$11,398,694
OTC Swap Contracts at Value (Liabilities)	—	(277,790)	—	(277,790)
Total OTC Swap Contracts	$—	$11,120,904	$—	$11,120,904

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a)	$1,328,701,186
Affiliated investments at value (b)	286,504,717
Cash	13,941,949
Cash collateral (c)	29,801,823
OTC swap contracts at market value	11,398,694
Receivable for:
OTC swap contracts	823,924
Fund shares sold	181,093
Dividends from affiliated investments	436,141
Interest	584,026
Variation margin on futures contracts	1,056,956
Prepaid expenses	4,578
Other assets	136,420

Total Assets	1,673,571,507
Liabilities
OTC swap contracts at market value	277,790
Payables for:
Fund shares redeemed	150,823
Interest on OTC swap contracts	73,730
Accrued Expenses:
Management fees	839,832
Distribution and service fees	351,660
Deferred trustees’ fees	105,030
Other expenses	253,770

Total Liabilities	2,052,635

Net Assets	$1,671,518,872

Net Assets Consist of:
Paid in surplus	$1,513,094,240
Undistributed net investment income	17,554,110
Accumulated net realized gain	118,978,378
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	21,892,144

Net Assets	$1,671,518,872

Net Assets
Class B	$1,671,518,872
Capital Shares Outstanding*
Class B	162,690,719
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,328,987,925.
(b)	Identified cost of affiliated investments was $286,504,717.
(c)	Includes collateral of $12,462,002 for OTC swap contracts and $17,339,821 on futures.

Consolidated§ Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends from affiliated investments	$3,242,131
Interest (a)	13,666,073

Total investment income	16,908,204
Expenses
Management fees	10,377,934
Administration fees	101,923
Custodian and accounting fees	163,952
Distribution and service fees—Class B	4,115,806
Audit and tax services	85,021
Legal	46,163
Trustees’ fees and expenses	53,081
Shareholder reporting	83,691
Insurance	10,148
Miscellaneous	18,747

Total expenses	15,056,466
Less management fee waiver	(595,840)

Net expenses	14,460,626

Net Investment Income	2,447,578

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(8,684,129)
Futures contracts	136,591,527
Swap contracts	13,486,466
Foreign currency transactions	(1,466,587)

Net realized gain	139,927,277

Net change in unrealized appreciation (depreciation) on:
Investments	3,863,729
Futures contracts	(2,078,467)
Swap contracts	13,051,927
Foreign currency transactions	44,739

Net change in unrealized appreciation	14,881,928

Net realized and unrealized gain	154,809,205

Net Increase in Net Assets From Operations	$157,256,783

(a)	Net of foreign withholding taxes of $36,602.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$2,447,578	$(5,606,782)
Net realized gain	139,927,277	147,736,141
Net change in unrealized appreciation	14,881,928	6,768,674

Increase in net assets from operations	157,256,783	148,898,033

From Distributions to Shareholders
Net investment income
Class B	(61,587,538)	(2,081,473)
Net realized capital gains
Class B	(85,371,984)	0

Total distributions	(146,959,522)	(2,081,473)

Increase in net assets from capital share transactions	134,041,759	93,119,831

Total increase in net assets	144,339,020	239,936,391

Net Assets
Beginning of period	1,527,179,852	1,287,243,461

End of period	$1,671,518,872	$1,527,179,852

Undistributed net investment income
End of period	$17,554,110	$61,305,806

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	14,228,133	$147,437,200	18,721,832	$188,187,097
Reinvestments	15,244,764	146,959,522	210,462	2,081,473
Redemptions	(15,984,182)	(160,354,963)	(9,959,073)	(97,148,739)

Net increase	13,488,715	$134,041,759	8,973,221	$93,119,831

Increase derived from capital shares transactions		$134,041,759		$93,119,831

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.24	$9.18	$10.64	$10.58	$10.49

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.02	(0.04)	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	0.94	1.12	(0.32)	0.65	0.27

Total from investment operations	0.96	1.08	(0.40)	0.57	0.19

Less Distributions
Distributions from net investment income	(0.39)	(0.02)	(0.30)	0.00	0.00
Distributions from net realized capital gains	(0.54)	0.00	(0.76)	(0.51)	(0.10)

Total distributions	(0.93)	(0.02)	(1.06)	(0.51)	(0.10)

Net Asset Value, End of Period	$10.27	$10.24	$9.18	$10.64	$10.58

Total Return (%) (b)	10.00	11.72	(4.20)	5.58	1.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.92	0.92	0.94	0.93
Gross ratio of expenses to average net assets excluding interest expense (%)	0.91	0.92	0.92	0.93	0.91
Net ratio of expenses to average net assets (%) (c) (d)	0.88	0.89	0.89	0.91	0.90
Net ratio of expenses to average net assets excluding interest expense (%) (c) (d)	0.88	0.89	0.89	0.90	0.88
Ratio of net investment income (loss) to average net assets (%)	0.15	(0.40)	(0.76)	(0.78)	(0.76)
Portfolio turnover rate (%)	81	137	40	44	34
Net assets, end of period (in millions)	$1,671.5	$1,527.2	$1,287.2	$1,351.3	$1,340.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the year ended December 31, 2017. (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it may invest in commodity derivatives, exchange-traded notes, exchange-traded funds, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadviser”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2017, the Portfolio held $394,343,790 in the Subsidiary, representing 23.4% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of

BHFTI-13

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company,

BHFTI-14

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization and controlled foreign corporations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to

BHFTI-15

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. At December 31, 2017, the Portfolio had no outstanding repurchase agreements.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.
Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the

BHFTI-16

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$1,295,633	Unrealized depreciation on futures contracts (a) (b)	$7,656,077
Equity	OTC swap contracts at market value	476,018
	Unrealized appreciation on futures contracts (a) (b)	12,265,765	Unrealized depreciation on futures contracts (a) (b)	3,085,439
Commodity	OTC swap contracts at market value (c)	10,922,676	OTC swap contracts at market value (c)	277,790
	Unrealized appreciation on futures contracts (a) (b)	8,336,598	Unrealized depreciation on futures contracts (a) (b)	135,273

Total		$33,296,690		$11,154,579

(a)	Financial instrument not subject to a master netting agreement.

BHFTI-17

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Excludes OTC swap interest payable of $73,730.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$2,700,705	$—	$—	$2,700,705
Canadian Imperial Bank of Commerce	3,616,181	—	—	3,616,181
Goldman Sachs International	635,519	—	(635,519)	—
JPMorgan Chase Bank N.A.	1,258,062	—	—	1,258,062
Macquarie Bank, Ltd.	1,166,653	—	(360,000)	806,653
Morgan Stanley Capital Services, LLC	2,021,574	—	(2,021,574)	—

	$11,398,694	$—	$(3,017,093)	$8,381,601

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Merrill Lynch International	$277,790	$—	$(277,790)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Consolidated Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$17,834,263	$113,894,873	$4,862,391	$136,591,527
Swap contracts	—	9,341,020	4,145,446	13,486,466

	$17,834,263	$123,235,893	$9,007,837	$150,077,993

Consolidated Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(7,180,221)	$536,770	$4,564,984	$(2,078,467)
Swap contracts	—	106,486	12,945,441	13,051,927

	$(7,180,221)	$643,256	$17,510,425	$10,973,460

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$811,972,838
Swap contracts	2,748,439

‡	Averages are based on activity levels during the year.

BHFTI-18

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-19

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$19,889,520	$83,740,000	$0	$165,730,486

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$10,377,934	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the year ended December 31, 2017 amounted to $438,028 and are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

Effective January 1, 2017, the Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $157,812 was waived in the aggregate for the year ended December 31, 2017 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

BHFTI-20

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the year ended December 31, 2017 is as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Ending Value as of December 31, 2017
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	$227,245,702	$343,958,510	$(385,700,759)	$185,503,453
STIT-Government & Agency Portfolio, Institutional Class	69,441,390	365,517,464	(374,358,096)	60,600,758
STIT-Treasury Portfolio Institutional Class	46,294,260	243,678,309	(249,572,063)	40,400,506

	$342,981,352	$953,154,283	$(1,009,630,918)	$286,504,717

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2017
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	$2,311,067	185,503,453
STIT-Government & Agency Portfolio, Institutional Class	423,451	60,600,758
STIT-Treasury Portfolio Institutional Class	507,613	40,400,506

	$3,242,131

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,615,517,576
Gross unrealized appreciation	18,826,365
Gross unrealized depreciation	(1,488,507)

Net unrealized appreciation (depreciation)	$17,337,857

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$97,657,989	$2,081,473	$49,301,533	$—	$146,959,522	$2,081,473

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$103,354,513	$37,800,911	$17,374,237	$—	$158,529,661

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

BHFTI-21

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

11. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s consolidated financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-22

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Balanced-Risk Allocation Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Invesco Balanced-Risk Allocation Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the periods presented, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Invesco Balanced-Risk Allocation Portfolio and subsidiary of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-25

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-26

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-27

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Invesco Balanced-Risk Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2017, and underperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended benchmark for the one-, three-, and five year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board considered that the Portfolio’s actual management fees were equal to the Expense Group median, above the Expense Universe median and below the Subadvised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-28

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A and B shares of the Invesco Comstock Portfolio returned 18.28% and 18.02%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 13.66%.

MARKET ENVIRONMENT / CONDITIONS

Despite highly destructive hurricanes that threatened to derail a years-long economic recovery, the US economy continued to expand throughout the year ended December 31, 2017. Gross domestic product, the value of all goods and services produced in the U.S., expanded in the first three quarters of 2017. Inflation remained subdued even as unemployment continued its multiyear decline.

Given signs of an improving economy, the U.S. Federal Reserve (the “Fed”) raised interest rates three times during the reporting period, most recently in December 2017; each rate hike was 25 basis points. (A basis point is 0.01%.) The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.25% to 1.50%—75 basis points higher than at the start of the reporting period.

Higher inventories and a worsening outlook caused oil prices and many energy stocks to decline during the first half of 2017. However, oil prices rose significantly in the second half of the reporting period as expectations for lower supplies increased, partly due to continued OPEC (Organization of the Petroleum Exporting Countries) production cuts, and demand began normalizing.

Major U.S. stock market indexes repeatedly hit all-time highs throughout the year. The stock market rally that began after the 2016 presidential election continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence. Finally, after much debate in Congress, a tax reform bill was signed into law in December. While its enactment further strengthened stocks, its effect on the U.S. economy remained uncertain.

For the reporting period as a whole, within the Russell 1000 Value Index, Financials and Consumer Discretionary were the strongest-performing sectors for the Portfolio, while Consumer Staples and Materials were the weakest-performing sectors for the Portfolio.

PORTFOLIO REVIEW / CURRENT POSITIONING

Stock selection and an overweight to Financials was the largest contributor to relative performance. Notably, within banks, Citigroup and Bank of America performed well for the period, outperforming the sector and benchmark. Within diversified financials, Ally Financial and Morgan Stanley were top performers. These companies benefited from investor optimism about higher interest rates, improving economy and lower corporate tax rates. Financials also benefited when the Fed’s Comprehensive Capital Analysis and Review (CCAR) was better than expected, providing a favorable view of the financial strength of U.S. banks.

Strong stock selection and an overweight in the Information Technology (“IT”) sector also boosted the Portfolio’s relative performance for the period. Within hardware and equipment, NetApp and Cisco Systems; within software & services, eBay, PayPal and Microsoft; and within semiconductors and equipment, Qualcomm were all large contributors to the Portfolio’s relative performance. NetApp’s stock rallied in November after reporting earnings that far exceeded expectations due to strong customer demand in cloud tools and flash storage devices.

Stock selection in energy stocks was also a large driver of performance, with Royal Dutch Shell plc being a top contributor to relative return. However, the largest drivers of relative returns were having no exposure to Exxon Mobil, followed by not owning Schlumberger. Energy stocks generally performed well towards the end of the period, as oil prices rose due to tighter U.S. supply, normalizing demand and political tensions in the Middle East.

Being materially underweight to Telecommunication Services and having no exposure to Real Estate also helped relative performance. The team has kept the Portfolio underweight in this sector based on the opinion that valuations are unattractive.

Stock selection within Industrials also contributed to relative performance. Notably, Caterpillar was the largest contributor with returns of 75% for the year. Caterpillar reported consecutive quarters of improving revenue and profits and analysts upgraded the stock on projected strong demand for construction equipment. Being underweight General Electric also helped, as the stock posted double-digit negative returns.

The Portfolio’s cash position, while less than 4% on average, was a detractor to relative performance given the strong equity market.

Stock selection within Consumer Discretionary was also a detractor from relative performance. Strong gains in Carnival Cruise were offset by poor performance from Advance Auto Parts. The stock price fell after missing earnings expectations and management projecting a drop in same-store-sales due to industry headwinds.

The Portfolio utilized currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a negative impact on the Portfolio’s performance relative to the Russell 1000 Value Index for the reporting period.

BHFTI-1

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

The Portfolio’s Financials sector weighting was overweight to the Portfolio’s style-specific benchmark, as we had a favorable view of large banks within Financials. We also maintained a constructive view on the long-term prospects for the Portfolio’s Energy holdings as we believed supply and demand for oil should balance over time. The Portfolio’s exposure in each sector had a higher beta than the benchmark. Therefore, the Portfolio should be more sensitive to broad moves within these sectors for the foreseeable future.

Kevin C. Holt

Devin E. Armstrong

Charles DyReyes

James Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
Invesco Comstock Portfolio
Class A	18.28	14.29	7.94
Class B	18.02	14.01	7.67
Russell 1000 Value Index	13.66	14.04	7.10

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Citigroup, Inc.	5.8
Bank of America Corp.	4.8
JPMorgan Chase & Co.	3.7
Cisco Systems, Inc.	2.8
Royal Dutch Shell plc - Class A (ADR)	2.3
Suncor Energy, Inc.	2.3
PNC Financial Services Group, Inc. (The)	2.2
Morgan Stanley	2.1
Chevron Corp.	2.0
Pfizer, Inc.	2.0

Top Sectors

% of Net Assets
Financials	32.3
Energy	16.8
Health Care	12.9
Information Technology	11.4
Industrials	8.2
Consumer Discretionary	6.6
Consumer Staples	3.6
Materials	2.4
Telecommunication Services	0.7
Utilities	0.6

BHFTI-3

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.55%	$1,000.00	$1,142.30	$2.97
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class B (a)	Actual	0.80%	$1,000.00	$1,140.80	$4.32
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—95.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
Arconic, Inc.	879,736	$23,972,806
Textron, Inc.	591,458	33,470,608

		57,443,414

Automobiles—1.9%
General Motors Co.	1,365,518	55,972,583

Banks—21.9%
Bank of America Corp.	4,783,092	141,196,876
Citigroup, Inc.	2,300,160	171,154,905
Citizens Financial Group, Inc.	908,399	38,134,590
Fifth Third Bancorp	1,659,915	50,361,821
JPMorgan Chase & Co.	1,003,550	107,319,637
KeyCorp	632,972	12,767,045
PNC Financial Services Group, Inc. (The)	444,958	64,202,990
U.S. Bancorp	77,376	4,145,806
Wells Fargo & Co.	861,689	52,278,672

		641,562,342

Biotechnology—2.3%
Biogen, Inc. (a)	93,234	29,701,555
Gilead Sciences, Inc. (b)	291,682	20,896,099
Shire plc	298,891	15,502,986

		66,100,640

Building Products—1.5%
Johnson Controls International plc (b)	1,149,331	43,801,004

Capital Markets—6.0%
Bank of New York Mellon Corp. (The)	806,919	43,460,658
Goldman Sachs Group, Inc. (The)	134,699	34,315,917
Morgan Stanley	1,155,877	60,648,866
State Street Corp.	387,443	37,818,311

		176,243,752

Chemicals—0.9%
CF Industries Holdings, Inc. (b)	637,355	27,113,082

Communications Equipment—2.8%
Cisco Systems, Inc.	2,141,635	82,024,621

Consumer Finance—1.3%
Ally Financial, Inc.	1,278,746	37,288,233

Containers & Packaging—0.9%
International Paper Co. (b)	470,868	27,282,092

Electric Utilities—0.6%
FirstEnergy Corp. (b)	558,932	17,114,498

Electrical Equipment—2.3%
Eaton Corp. plc	600,963	47,482,086
Emerson Electric Co.	295,504	20,593,674

		68,075,760

Energy Equipment & Services—1.0%
Halliburton Co. (b)	585,372	28,607,130

Food & Staples Retailing—2.0%
CVS Health Corp.	297,867	21,595,358
Wal-Mart Stores, Inc. (b)	356,218	35,176,527

		56,771,885

Food Products—1.2%
Danone S.A.	432,114	36,227,381

Health Care Equipment & Supplies—0.7%
Medtronic plc	265,704	21,455,598

Health Care Providers & Services—3.4%
Anthem, Inc.	203,126	45,705,381
Cardinal Health, Inc.	448,205	27,461,521
McKesson Corp.	170,913	26,653,882

		99,820,784

Hotels, Restaurants & Leisure—1.7%
Carnival Corp.	723,354	48,009,005

Household Products—0.4%
Reckitt Benckiser Group plc	128,000	11,956,363

Industrial Conglomerates—0.7%
General Electric Co.	1,096,282	19,130,121

Insurance—3.1%
Aflac, Inc.	191,020	16,767,736
Allstate Corp. (The)	326,896	34,229,280
American International Group, Inc.	658,397	39,227,293

		90,224,309

Internet Software & Services—1.2%
eBay, Inc. (a)	950,299	35,864,284

IT Services—1.4%
Cognizant Technology Solutions Corp. - Class A	275,729	19,582,274
PayPal Holdings, Inc. (a)	299,820	22,072,748

		41,655,022

Machinery—1.7%
Caterpillar, Inc.	214,643	33,823,444
Ingersoll-Rand plc	190,708	17,009,246

		50,832,690

Media—2.3%
CBS Corp. - Class B (b)	261,240	15,413,160
Charter Communications, Inc. - Class A (a)	38,692	12,998,964
Comcast Corp. - Class A	481,021	19,264,891
Twenty-First Century Fox, Inc. - Class B	598,914	20,434,946

		68,111,961

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—0.5%
Alcoa Corp. (a)	279,563	$15,060,059

Oil, Gas & Consumable Fuels—15.8%
Anadarko Petroleum Corp.	211,424	11,340,783
BP plc (ADR)	1,354,148	56,914,841
Canadian Natural Resources, Ltd.	907,867	32,443,425
Chevron Corp.	463,558	58,032,826
Devon Energy Corp. (b)	1,121,610	46,434,654
Hess Corp. (b)	703,603	33,400,034
Marathon Oil Corp. (b)	2,869,930	48,587,915
Occidental Petroleum Corp.	365,642	26,933,190
QEP Resources, Inc. (a) (b)	1,375,603	13,164,521
Royal Dutch Shell plc - Class A (ADR) (b)	1,030,487	68,743,788
Suncor Energy, Inc.	1,824,360	66,990,499

		462,986,476

Pharmaceuticals—6.5%
Merck & Co., Inc.	529,014	29,767,618
Mylan NV (a)	812,708	34,385,675
Novartis AG	314,900	26,622,197
Pfizer, Inc.	1,591,406	57,640,725
Sanofi (ADR) (b)	973,040	41,840,720

		190,256,935

Semiconductors & Semiconductor Equipment—3.2%
Intel Corp.	1,062,437	49,042,092
QUALCOMM, Inc.	706,582	45,235,380

		94,277,472

Software—1.6%
Microsoft Corp.	532,383	45,540,042

Specialty Retail—0.8%
Advance Auto Parts, Inc.	229,921	22,920,824

Technology Hardware, Storage & Peripherals—0.7%
NetApp, Inc.	379,508	20,994,383

Wireless Telecommunication Services—0.8%
Vodafone Group plc	7,078,544	22,361,621

Total Common Stocks (Cost $2,090,315,003)		2,783,086,366

Mutual Fund—0.5%

Investment Company Security—0.5%
Altaba, Inc. (a) (b) (Cost $7,143,379)	207,297	14,479,695

Short-Term Investment—4.4%
Security Description	Principal Amount*	Value

Repurchase Agreement—4.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $128,343,286 on 01/02/18, collateralized by $130,050,000 U.S. Treasury Notes with rates ranging from 1.125% - 2.125%, maturity dates ranging from 08/15/21 - 08/31/21, with a value of $130,904,643.	128,337,582	$128,337,582

Total Short-Term Investments (Cost $128,337,582)		128,337,582

Securities Lending Reinvestments (c)—4.2%

Certificates of Deposit—2.4%
ABN AMRO Bank NV
Zero Coupon, 02/22/18	993,749	997,790
Agricultural Bank of China 1.870%, 02/15/18	4,000,000	4,000,116
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (d)	3,000,000	2,999,889
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (d)	2,000,000	2,000,124
China Construction Bank 1.950%, 02/20/18	2,500,000	2,500,080
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	2,000,000	2,000,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (d)	3,000,000	3,000,150
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	2,500,000	2,500,148
KBC Bank NV
Zero Coupon, 02/26/18	1,991,524	1,994,900
1.550%, 01/29/18	4,000,000	4,000,000
1.570%, 02/12/18	3,000,000	2,999,580
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (d)	1,000,000	999,904
1.769%, 1M LIBOR + 0.200%, 05/30/18 (d)	4,000,000	3,999,688
Mizuho Bank, Ltd., New York 1.592%, 1M LIBOR + 0.200%, 04/06/18 (d)	1,000,000	999,976
1.644%, 1M LIBOR + 0.200%, 02/12/18 (d)	4,000,000	4,000,798
1.769%, 1M LIBOR + 0.200%, 05/29/18 (d)	1,500,000	1,499,883
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (d)	5,000,000	5,000,130
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (d)	5,000,000	4,999,890
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	1,500,000	1,499,949
Standard Chartered plc 1.460%, 02/02/18	2,000,000	1,999,744
Sumitomo Mitsui Banking Corp., London 1.741%, 1M LIBOR + 0.230%, 05/21/18 (d)	4,000,000	4,000,000
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (d)	6,500,000	6,498,986
1.661%, 1M LIBOR + 0.170%, 02/16/18 (d)	1,000,000	1,000,069
1.754%, 1M LIBOR + 0.190%, 04/26/18 (d)	1,000,000	999,992
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (d)	4,250,000	4,249,677

		70,741,463

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—1.1%
Bank of China, Ltd. 1.900%, 02/12/18	3,986,911	$3,992,188
Canadian Imperial Bank 1.700%, 03/19/18	1,493,342	1,494,665
China Construction Bank 1.700%, 01/24/18	3,990,744	3,995,500
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (d)	5,000,000	5,000,370
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	2,989,427	2,992,728
Kells Funding LLC 1.550%, 03/21/18	4,977,181	4,982,820
Macquarie Bank, Ltd., London 1.620%, 03/06/18	1,991,900	1,994,362
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (d)	4,000,000	4,000,864
1.750%, 03/08/18	995,965	997,216
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	3,000,000	2,999,916

		32,450,629

Repurchase Agreements—0.4%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $94,129 on 01/02/18, collateralized by $95,106 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $96,072.	94,110	94,110
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $2,252,008 on 04/02/18, collateralized by various Common Stock with a value of $2,420,000.	2,200,000	2,200,000
Deutsche Bank AG, London Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $505,554 on 04/03/18, collateralized by $3,176 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $556,111.	500,000	500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $2,571,549 on 04/02/18, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	2,500,000

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $6,080,113 on 04/02/18, collateralized by various Common Stock with a value of $6,600,000.	6,000,000	6,000,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $1,006,460 on 01/02/18, collateralized by various Common Stock with a value of $1,113,652.	1,000,000	1,000,000

		12,294,110

Time Deposits—0.3%
Canadian Imperial Bank 1.330%, 01/02/18	4,700,000	4,700,000
Royal Bank of Canada New York 1.350%, 01/02/18	4,700,000	4,700,000
Standard Chartered plc 1.490%, 01/02/18	100,000	100,000

		9,500,000

Total Securities Lending Reinvestments (Cost $124,984,757)		124,986,202

Total Investments—104.2% (Cost $2,350,780,721)		3,050,889,845
Other assets and liabilities (net)—(4.2)%		(122,863,741)

Net Assets—100.0%		$2,928,026,104

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $121,301,512 and the collateral received consisted of cash in the amount of $124,954,853. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Depreciation
CAD	25,501,758	BBP	01/19/18	$19,802,807	$(491,123)
CAD	25,501,758	DBAG	01/19/18	19,800,885	(493,044)
CAD	25,501,758	JPMC	01/19/18	19,799,040	(494,889)
CAD	25,501,607	RBC	01/19/18	19,793,852	(499,958)
CHF	5,627,742	BBP	01/19/18	5,724,950	(56,367)
CHF	5,627,742	DBAG	01/19/18	5,719,832	(61,486)
CHF	5,627,742	GSI	01/19/18	5,718,088	(63,229)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Depreciation
CHF	5,627,400	JPMC	01/19/18	$5,716,056	$(64,909)
EUR	26,254,527	CIBC	01/19/18	31,116,866	(413,899)
EUR	26,254,527	GSI	01/19/18	31,104,001	(426,763)
EUR	26,260,112	JPMC	01/19/18	31,115,606	(421,865)
EUR	26,254,527	RBC	01/19/18	31,107,020	(423,744)
GBP	15,849,522	BBP	01/19/18	21,198,300	(211,847)
GBP	15,859,380	DBAG	01/19/18	21,211,683	(211,781)
GBP	941,777	DBAG	01/19/18	1,264,622	(7,567)
GBP	562,482	DBAG	01/19/18	754,746	(5,077)
GBP	557,033	DBAG	01/19/18	746,135	(6,326)
GBP	552,143	DBAG	01/19/18	740,119	(5,738)
GBP	15,849,522	GSI	01/19/18	21,203,174	(206,974)
GBP	15,849,522	RBC	01/19/18	21,203,491	(206,657)

Net Unrealized Depreciation					$(4,773,243)

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CIBC)—	Canadian Imperial Bank of Commerce
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(RBC)—	Royal Bank of Canada

Currencies

(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$57,443,414	$—	$—	$57,443,414
Automobiles	55,972,583	—	—	55,972,583
Banks	641,562,342	—	—	641,562,342
Biotechnology	50,597,654	15,502,986	—	66,100,640
Building Products	43,801,004	—	—	43,801,004
Capital Markets	176,243,752	—	—	176,243,752
Chemicals	27,113,082	—	—	27,113,082
Communications Equipment	82,024,621	—	—	82,024,621
Consumer Finance	37,288,233	—	—	37,288,233
Containers & Packaging	27,282,092	—	—	27,282,092
Electric Utilities	17,114,498	—	—	17,114,498
Electrical Equipment	68,075,760	—	—	68,075,760
Energy Equipment & Services	28,607,130	—	—	28,607,130
Food & Staples Retailing	56,771,885	—	—	56,771,885
Food Products	—	36,227,381	—	36,227,381
Health Care Equipment & Supplies	21,455,598	—	—	21,455,598
Health Care Providers & Services	99,820,784	—	—	99,820,784
Hotels, Restaurants & Leisure	48,009,005	—	—	48,009,005
Household Products	—	11,956,363	—	11,956,363
Industrial Conglomerates	19,130,121	—	—	19,130,121
Insurance	90,224,309	—	—	90,224,309
Internet Software & Services	35,864,284	—	—	35,864,284
IT Services	41,655,022	—	—	41,655,022
Machinery	50,832,690	—	—	50,832,690
Media	68,111,961	—	—	68,111,961
Metals & Mining	15,060,059	—	—	15,060,059
Oil, Gas & Consumable Fuels	462,986,476	—	—	462,986,476
Pharmaceuticals	163,634,738	26,622,197	—	190,256,935
Semiconductors & Semiconductor Equipment	94,277,472	—	—	94,277,472
Software	45,540,042	—	—	45,540,042
Specialty Retail	22,920,824	—	—	22,920,824
Technology Hardware, Storage & Peripherals	20,994,383	—	—	20,994,383
Wireless Telecommunication Services	—	22,361,621	—	22,361,621
Total Common Stocks	2,670,415,818	112,670,548	—	2,783,086,366
Total Mutual Fund*	14,479,695	—	—	14,479,695
Total Short-Term Investment*	—	128,337,582	—	128,337,582
Total Securities Lending Reinvestments*	—	124,986,202	—	124,986,202
Total Investments	$2,684,895,513	$365,994,332	$—	$3,050,889,845

Collateral for Securities Loaned (Liability)	$—	$(124,954,853)	$—	$(124,954,853)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(4,773,243)	$—	$(4,773,243)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$3,050,889,845
Cash denominated in foreign currencies (c)	6,832
Receivable for:
Investments sold	6,384,213
Fund shares sold	30,932
Dividends and interest	3,784,393
Prepaid expenses	6,910

Total Assets	3,061,103,125
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	4,773,243
Collateral for securities loaned	124,954,853
Payables for:
Investments purchased	343,587
Fund shares redeemed	1,063,829
Accrued Expenses:
Management fees	1,312,318
Distribution and service fees	235,355
Deferred trustees’ fees	129,869
Other expenses	263,967

Total Liabilities	133,077,021

Net Assets	$2,928,026,104

Net Assets Consist of:
Paid in surplus	$2,014,424,878
Undistributed net investment income	26,304,852
Accumulated net realized gain	191,946,813
Unrealized appreciation on investments, forward foreign currency transactions and foreign currency transactions	695,349,561

Net Assets	$2,928,026,104

Net Assets
Class A	$1,815,868,458
Class B	1,112,157,646
Capital Shares Outstanding*
Class A	110,872,059
Class B	68,276,293
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.38
Class B	16.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,350,780,721.
(b)	Includes securities loaned at value of $121,301,512.
(c)	Identified cost of cash denominated in foreign currencies was $6,765.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$59,374,186
Interest	117,220
Securities lending income	1,225,568

Total investment income	60,716,974
Expenses
Management fees	14,953,310
Administration fees	83,840
Custodian and accounting fees	157,503
Distribution and service fees—Class B	2,672,838
Audit and tax services	43,542
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	123,653
Insurance	16,474
Miscellaneous	61,149

Total expenses	18,202,101
Less management fee waiver	(801,453)
Less broker commission recapture	(15,961)

Net expenses	17,384,687

Net Investment Income	43,332,287

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	193,873,351
Foreign currency transactions	28,006
Forward foreign currency transactions	(12,762,635)

Net realized gain	181,138,722

Net change in unrealized appreciation (depreciation) on:
Investments	250,085,594
Foreign currency transactions	70,356
Forward foreign currency transactions	(8,737,678)

Net change in unrealized appreciation	241,418,272

Net realized and unrealized gain	422,556,994

Net Increase in Net Assets From Operations	$465,889,281

(a)	Net of foreign withholding taxes of $1,358,254.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$43,332,287	$54,925,040
Net realized gain	181,138,722	89,241,695
Net change in unrealized appreciation	241,418,272	248,308,035

Increase in net assets from operations	465,889,281	392,474,770

From Distributions to Shareholders
Net investment income
Class A	(39,840,401)	(38,668,264)
Class B	(24,195,462)	(25,310,225)
Net realized capital gains
Class A	(47,473,864)	(106,459,478)
Class B	(31,839,826)	(77,490,408)

Total distributions	(143,349,553)	(247,928,375)

Increase (decrease) in net assets from capital share transactions	127,746,950	(86,206,487)

Total increase in net assets	450,286,678	58,339,908

Net Assets
Beginning of period	2,477,739,426	2,419,399,518

End of period	$2,928,026,104	$2,477,739,426

Undistributed net investment income
End of period	$26,304,852	$60,960,773

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	21,015,499	$311,594,927	846,842	$10,672,954
Reinvestments	6,127,317	87,314,265	11,789,419	145,127,742
Redemptions	(11,864,206)	(184,080,194)	(16,558,305)	(229,098,487)

Net increase (decrease)	15,278,610	$214,828,998	(3,922,044)	$(73,297,791)

Class B
Sales	1,791,662	$26,672,967	2,580,639	$34,154,524
Reinvestments	3,948,928	56,035,288	8,385,043	102,800,633
Redemptions	(11,311,534)	(169,790,303)	(11,115,399)	(149,863,853)

Net decrease	(5,570,944)	$(87,082,048)	(149,717)	$(12,908,696)

Increase (decrease) derived from capital shares transactions		$127,746,950		$(86,206,487)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.66	$13.97	$15.79	$14.58	$10.90

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.33	0.26	0.30	0.20
Net realized and unrealized gain (loss) on investments	2.29	1.85	(1.08)	1.08	3.65

Total from investment operations	2.55	2.18	(0.82)	1.38	3.85

Less Distributions
Distributions from net investment income	(0.38)	(0.40)	(0.48)	(0.17)	(0.17)
Distributions from net realized capital gains	(0.45)	(1.09)	(0.52)	0.00	0.00

Total distributions	(0.83)	(1.49)	(1.00)	(0.17)	(0.17)

Net Asset Value, End of Period	$16.38	$14.66	$13.97	$15.79	$14.58

Total Return (%) (b)	18.28	17.64	(5.73)	9.60	35.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.59	0.58	0.58	0.59
Net ratio of expenses to average net assets (%) (c) (d)	0.55	0.57	0.56	0.56	0.57
Ratio of net investment income to average net assets (%)	1.73	2.43	1.76	1.97	1.59
Portfolio turnover rate (%)	24	16	15	23 (e)	14
Net assets, end of period (in millions)	$1,815.9	$1,401.0	$1,390.6	$1,587.6	$1,897.6

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.58	$13.90	$15.72	$14.52	$10.85

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.29	0.23	0.24	0.17
Net realized and unrealized gain (loss) on investments	2.29	1.84	(1.08)	1.10	3.64

Total from investment operations	2.51	2.13	(0.85)	1.34	3.81

Less Distributions
Distributions from net investment income	(0.35)	(0.36)	(0.45)	(0.14)	(0.14)
Distributions from net realized capital gains	(0.45)	(1.09)	(0.52)	0.00	0.00

Total distributions	(0.80)	(1.45)	(0.97)	(0.14)	(0.14)

Net Asset Value, End of Period	$16.29	$14.58	$13.90	$15.72	$14.52

Total Return (%) (b)	18.02	17.30	(5.97)	9.31	35.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.84	0.83	0.83	0.84
Net ratio of expenses to average net assets (%) (c) (d)	0.80	0.82	0.81	0.81	0.82
Ratio of net investment income to average net assets (%)	1.48	2.18	1.51	1.60	1.33
Portfolio turnover rate (%)	24	16	15	23 (e)	14
Net assets, end of period (in millions)	$1,112.2	$1,076.8	$1,028.8	$1,213.1	$762.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on average net assets was 0.01% for the year ended December 31, 2017 (see Note 6 of the Notes to Financial Statements).
(e)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-13

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

BHFTI-14

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances, distribution redesignations and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $128,337,582. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $12,294,110. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

BHFTI-15

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized depreciation on forward foreign currency exchange contracts	$4,773,243

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount*
Barclays Bank plc	$759,337	$—	$—	$759,337
Canadian Imperial Bank of Commerce	413,899	—	—	413,899
Deutsche Bank AG	791,019	—	—	791,019
Goldman Sachs International	696,966	—	—	696,966
JPMorgan Chase Bank N.A.	981,663	—	—	981,663
Royal Bank of Canada	1,130,359	—	—	1,130,359

	$4,773,243	$—	$—	$4,773,243

*	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-16

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(12,762,635)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(8,737,678)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$266,118,122

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under

BHFTI-17

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$629,094,414	$0	$714,096,294

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. , the subadviser to the Portfolio, that amounted to $3,439,360 in purchases of investments, which are included above.

During the year ended December 31, 2017, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $91,988,063 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$14,953,310	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 amounted to $578,884 and are included in the total amount shown as a management fee waivers in the Statement of Operations.

Effective January 1, 2017, the Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee for the Portfolio by the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $222,569 was waived in the aggregate for the year ended December 31, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

BHFTI-18

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2017 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$39,801

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$2,353,406,130
Gross unrealized appreciation	768,063,170
Gross unrealized depreciation	(70,579,455)

Net unrealized appreciation (depreciation)	$697,483,715

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$67,180,459	$70,373,819	$76,169,094	$177,554,556	$143,349,553	$247,928,375

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$21,661,477	$194,572,222	$697,497,395	$—	$913,731,094

BHFTI-19

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-20

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Comstock Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Comstock Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Comstock Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-23

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-24

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-25

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Invesco Comstock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2017, but underperformed the median of its Performance Universe for the three-year period ending June 30, 2017. The Board also considered that the Portfolio outperformed its Lipper Index for the one-year period ended June 30, 2017, and underperformed its Lipper Index for the three- and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B and E shares of the Invesco Small Cap Growth Portfolio returned 25.61%, 25.33%, and 25.44%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 22.17%.

MARKET ENVIRONMENT / CONDITIONS

Despite highly destructive hurricanes that threatened to derail a years-long economic recovery, the U.S. economy continued to expand throughout the year ended December 31, 2017. Gross domestic product, the value of all goods and services produced in the U.S., expanded in the first three quarters of 2017. Inflation remained subdued even as unemployment continued its multiyear decline.

Given signs of an improving economy, the U.S. Federal Reserve (the “Fed”) raised interest rates three times during the reporting period, most recently in December 2017; each rate hike was 25 basis points. (A basis point is 0.01%.) The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.25% to 1.50%—75 basis points higher than at the start of the reporting period.

Higher inventories and a worsening outlook caused oil prices and many energy stocks to decline during the first half of 2017. However, oil prices rose significantly in the second half of the reporting period as expectations for lower supplies increased, partly due to continued OPEC (Organization of the Petroleum Exporting Countries) production cuts, and demand began normalizing.

Major U.S. stock market indexes repeatedly hit all-time highs throughout the year. The stock market rally that began after the 2016 presidential election continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence. Finally, after much debate in Congress, a tax reform bill was signed into law in December. While its enactment further strengthened stocks, its effect on the U.S. economy remained uncertain.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Within this environment, the Portfolio had a double-digit return and outperformed the benchmark Russell 2000 Growth Index. The Portfolio outperformed the index in the Information Technology (“IT”), Consumer Discretionary, Health Care, Industrials, and Real Estate sectors. Conversely, the Portfolio underperformed the index in the Energy, Financials, Consumer Staples, Telecommunication Services, and Materials sectors. The Portfolio’s modest cash position in the rising market was also a detractor from relative results.

The Portfolio outperformed by the widest margin in the IT sector due to positive stock selection. Take Two Interactive Software, an entertainment software developer, was a notable contributor to performance. The company was boosted by solid quarterly results as well as better than expected sales from their Grand Theft Auto game franchise. Cognex, an IT company that provides machine vision products for manufacturers, was also a contributor to performance. The company benefited from broadening strength domestically and internationally in the machine vision space.

Stock selection in the Consumer Discretionary sector also contributed to relative return. Penn National Gaming, a gaming operator in Pennsylvania, was a contributor to performance. The company’s stock rose on better than expected earnings driven by more favorable visitation and spending patterns than expected. Panera Bread was acquired during the period for a premium and contributed to performance as well.

Stock selection in the Health Care sector also added to relative performance. Nektar Therapeutics, a biopharmaceutical company based in San Francisco, was a leading contributor to performance. During the first quarter of the year, the stock was boosted by better than expected phase 3 results for a new opioid painkiller designed to relieve pain without leading to abuse and addiction. The stock rallied again in fourth quarter after receiving favorable feedback from the FDA regarding the drug. Another notable contributor in the sector was Align Technology, a designer and manufacturer of 3-D scanners and clear aligners for orthodontics. The company benefited from strong revenue growth and pricing power amongst competitors during the year.

In contrast, overweight exposure to the Energy sector was a detractor from relative return. The Energy sector was the worst-performing sector in the index during the reporting period as crude prices declined on concerns over increasing U.S. energy supplies and fears that the OPEC cuts enacted in November 2016 would not be continued after June 2017. Despite OPEC members eventually agreeing to extend the cuts in May and a sharp rally in the fourth quarter, the sector has yet to fully recover. The Portfolio’s holdings were not immune to the decline; Laredo Petroleum, Parsley Energy, and Patterson-UTI Energy were the leading detractors in the sector.

Stock selection and overweight exposure in Financials dampened relative results. Although the Portfolio had an overweight allocation to the sector, underweight exposure to the mortgage finance and consumer finance industries detracted from relative performance. Asset manager Financial Engines was a leading detractor from performance in the sector due to disappointing inflows after the loss of a key client and investor concerns around pricing.

Portfolio holdings in the Consumer Staples sector also detracted from relative return. Specialty food manufacturer Lancaster Colony was a notable detractor from performance in the sector. The stock pulled back early in the year after a posting a strong gain in the second half of 2016. The company’s core business continues to perform in-line

BHFTI-1

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

with expectations and we still own the stock. B&G Foods, a food distributor primarily for pickles. relish and condiments, also acted as a detractor during the period. The company’s organic growth declined during the year due to weak traffic at traditional grocery stores and competitive pressures. We sold the stock in the third quarter.

All changes to positioning are based on our bottom-up stock selection process. Our portfolio construction process acts as a risk control and ensures the Portfolio is aligned with small-cap market sector exposure within modest over- and underweights. Our long-term investment horizon leads to relatively low turnover. The traditional business cycle recovery has not fully materialized, as evidenced by several years of mixed results, depending on which sector we evaluate. However, it is possible this is just a very slow normalization, and there is some evidence we may yet see a more classic recovery and a reacceleration in growth. Due to the uncertain economic outlook, we continue to balance the Portfolio with a mix of long-term secular growth opportunities and cyclical growth opportunities that have strong valuation support.

Juan Hartsfield

Clay Manley

Portfolio Managers

Invesco Advisers Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	25.61	16.03	9.92
Class B	25.33	15.74	9.65
Class E	25.44	15.86	9.76
Russell 2000 Growth Index	22.17	15.21	9.19

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Take-Two Interactive Software, Inc.	1.9
Cognex Corp.	1.3
Exelixis, Inc.	1.3
Old Dominion Freight Line, Inc.	1.3
Penn National Gaming, Inc.	1.2
Halozyme Therapeutics, Inc.	1.2
CoStar Group, Inc.	1.2
Fair Isaac Corp.	1.2
Knight-Swift Transportation Holdings, Inc.	1.2
Neurocrine Biosciences, Inc.	1.1

Top Sectors

% of Net Assets
Information Technology	27.8
Health Care	22.8
Industrials	16.0
Consumer Discretionary	12.5
Financials	9.5
Materials	3.8
Energy	3.6
Consumer Staples	1.2
Real Estate	1.1
Telecommunication Services	0.8

BHFTI-3

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.85%	$1,000.00	$1,133.80	$4.57
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

Class B (a)	Actual	1.10%	$1,000.00	$1,132.90	$5.91
	Hypothetical*	1.10%	$1,000.00	$1,019.66	$5.60

Class E (a)	Actual	1.00%	$1,000.00	$1,132.90	$5.38
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks – 99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
BWX Technologies, Inc.	194,009	$11,735,604
TransDigm Group, Inc.	34,190	9,389,258

		21,124,862

Auto Components—0.8%
Visteon Corp. (a)	77,185	9,658,931

Banks—3.9%
BankUnited, Inc.	204,974	8,346,541
Cathay General Bancorp (b)	263,060	11,093,240
Cullen/Frost Bankers, Inc.	109,137	10,329,817
MB Financial, Inc.	214,101	9,531,777
Sterling Bancorp	351,981	8,658,733

		47,960,108

Beverages—0.5%
Boston Beer Co., Inc. (The)—Class A (a)	33,911	6,480,392

Biotechnology—7.2%
ACADIA Pharmaceuticals, Inc. (a) (b)	289,384	8,713,352
Adamas Pharmaceuticals, Inc. (a) (b)	338,796	11,481,796
Agios Pharmaceuticals, Inc. (a)	161,265	9,219,520
Exelixis, Inc. (a)	510,554	15,520,842
Halozyme Therapeutics, Inc. (a) (b)	730,730	14,804,590
Momenta Pharmaceuticals, Inc. (a)	485,115	6,767,354
Neurocrine Biosciences, Inc. (a) (b)	177,449	13,768,268
Repligen Corp. (a)	203,943	7,399,052

		87,674,774

Building Products—1.7%
A.O. Smith Corp.	192,665	11,806,511
Masonite International Corp. (a)	127,665	9,466,360

		21,272,871

Capital Markets—2.6%
Evercore, Inc. - Class A	103,189	9,287,010
Financial Engines, Inc.	198,443	6,012,823
MarketAxess Holdings, Inc. (b)	53,036	10,700,013
WisdomTree Investments, Inc.	447,107	5,611,193

		31,611,039

Chemicals—1.7%
Ingevity Corp. (a)	146,515	10,324,912
PolyOne Corp.	240,601	10,466,144

		20,791,056

Commercial Services & Supplies—1.4%
Brink’s Co. (The)	160,170	12,605,379
Pitney Bowes, Inc.	379,444	4,242,184

		16,847,563

Construction Materials—1.1%
Martin Marietta Materials, Inc.	58,602	12,953,386

Containers & Packaging—1.0%
Berry Global Group, Inc. (a)	218,303	$12,807,837

Distributors—0.9%
Pool Corp.	87,422	11,334,262

Diversified Telecommunication Services—0.8%
Cogent Communications Holdings, Inc.	205,334	9,301,630

Electrical Equipment—0.7%
Acuity Brands, Inc. (b)	50,805	8,941,680

Electronic Equipment, Instruments & Components—5.6%
Cognex Corp.	254,029	15,536,414
II-VI, Inc. (a)	216,680	10,173,126
Littelfuse, Inc.	60,182	11,905,203
National Instruments Corp.	214,501	8,929,677
Trimble, Inc. (a)	263,385	10,703,966
Zebra Technologies Corp. - Class A (a)	112,348	11,661,722

		68,910,108

Energy Equipment & Services—0.7%
Patterson-UTI Energy, Inc.	388,536	8,940,213

Equity Real Estate Investment Trusts—1.1%
CubeSmart	248,062	7,173,953
Highwoods Properties, Inc.	130,383	6,637,799

		13,811,752

Food Products—0.7%
Lancaster Colony Corp.	63,461	8,199,796

Health Care Equipment & Supplies—6.4%
Align Technology, Inc. (a)	35,478	7,882,857
Cantel Medical Corp.	106,381	10,943,413
DexCom, Inc. (a) (b)	109,698	6,295,568
Halyard Health, Inc. (a) (b)	223,152	10,305,159
Hill-Rom Holdings, Inc.	114,158	9,622,378
ICU Medical, Inc. (a)	46,328	10,006,848
Integra LifeSciences Holdings Corp. (a)	179,889	8,609,488
Nevro Corp. (a)	91,913	6,345,674
NxStage Medical, Inc. (a)	348,676	8,448,419

		78,459,804

Health Care Providers & Services—3.4%
Chemed Corp. (b)	43,456	10,560,677
Encompass Health Corp.	182,468	9,015,744
HealthEquity, Inc. (a) (b)	284,228	13,262,078
Select Medical Holdings Corp. (a) (b)	510,430	9,009,090

		41,847,589

Health Care Technology—0.6%
Medidata Solutions, Inc. (a)	119,202	7,553,831

Hotels, Restaurants & Leisure—5.1%
Dunkin’ Brands Group, Inc.	160,308	10,335,057

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks – (Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Jack in the Box, Inc. (b)	77,882	$7,641,003
Penn National Gaming, Inc. (a)	476,177	14,918,625
Six Flags Entertainment Corp. (b)	154,682	10,297,181
Texas Roadhouse, Inc.	194,677	10,255,584
Wendy’s Co. (The) (b)	579,062	9,508,198

		62,955,648

Household Durables—0.8%
CalAtlantic Group, Inc.	174,736	9,853,363

Insurance—3.0%
American Equity Investment Life Holding Co.	313,535	9,634,931
American Financial Group, Inc.	96,225	10,444,261
Hanover Insurance Group, Inc. (The)	94,362	10,198,645
RLI Corp. (b)	106,333	6,450,160

		36,727,997

Internet Software & Services—3.5%
2U, Inc. (a)	147,279	9,500,968
CoStar Group, Inc. (a)	49,038	14,561,834
LogMeIn, Inc.	79,197	9,068,057
Q2 Holdings, Inc. (a) (b)	262,538	9,674,525

		42,805,384

IT Services—3.3%
Booz Allen Hamilton Holding Corp.	272,918	10,406,363
EPAM Systems, Inc. (a)	99,066	10,642,660
Euronet Worldwide, Inc. (a)	126,998	10,702,122
ExlService Holdings, Inc. (a)	149,922	9,047,793

		40,798,938

Leisure Products—0.7%
Brunswick Corp.	153,623	8,483,062

Life Sciences Tools & Services—2.0%
Bio-Techne Corp.	80,884	10,478,522
Pacific Biosciences of California, Inc. (a) (b)	824,257	2,176,038
PerkinElmer, Inc.	157,629	11,525,833

		24,180,393

Machinery—5.7%
ITT, Inc.	209,986	11,206,953
John Bean Technologies Corp. (b)	108,160	11,984,128
Kennametal, Inc. (b)	211,745	10,250,575
Lincoln Electric Holdings, Inc.	97,544	8,933,080
Timken Co. (The) (b)	185,350	9,109,952
WABCO Holdings, Inc. (a)	66,164	9,494,534
Wabtec Corp. (b)	106,221	8,649,576

		69,628,798

Media—0.4%
IMAX Corp. (a)	221,145	5,119,507

Oil, Gas & Consumable Fuels—2.9%
Centennial Resource Development, Inc. - Class A (a)	520,717	10,310,197
Energen Corp. (a)	177,644	10,226,965
Laredo Petroleum, Inc. (a)	535,982	5,686,769
Parsley Energy, Inc. - Class A (a)	316,451	9,316,317

		35,540,248

Pharmaceuticals—3.3%
Aerie Pharmaceuticals, Inc. (a)	51,406	3,071,509
Catalent, Inc. (a)	222,610	9,144,819
GW Pharmaceuticals plc (ADR) (a) (b)	69,922	9,230,403
Nektar Therapeutics (a)	215,093	12,845,354
Prestige Brands Holdings, Inc. (a) (b)	133,845	5,944,056

		40,236,141

Road & Rail—3.2%
Knight-Swift Transportation Holdings, Inc. (b)	332,587	14,540,704
Landstar System, Inc.	91,984	9,575,534
Old Dominion Freight Line, Inc.	116,552	15,332,416

		39,448,654

Semiconductors & Semiconductor Equipment—5.1%
Cavium, Inc. (a)	130,222	10,916,510
Integrated Device Technology, Inc. (a) (b)	322,959	9,601,571
MKS Instruments, Inc.	117,968	11,147,976
Monolithic Power Systems, Inc.	83,799	9,415,656
Power Integrations, Inc.	109,833	8,078,217
Silicon Laboratories, Inc. (a)	150,015	13,246,325

		62,406,255

Software—10.3%
Aspen Technology, Inc. (a)	204,278	13,523,204
CommVault Systems, Inc. (a)	186,951	9,814,927
Fair Isaac Corp.	94,939	14,544,655
Guidewire Software, Inc. (a) (b)	164,164	12,190,819
Pegasystems, Inc. (b)	147,637	6,961,084
Proofpoint, Inc. (a) (b)	100,788	8,950,982
Qualys, Inc. (a) (b)	221,416	13,141,040
RealPage, Inc. (a)	257,344	11,400,339
Take-Two Interactive Software, Inc. (a)	214,102	23,504,118
Ultimate Software Group, Inc. (The) (a) (b)	54,692	11,935,435

		125,966,603

Specialty Retail—1.5%
Five Below, Inc. (a) (b)	164,501	10,909,706
Urban Outfitters, Inc. (a)	210,559	7,382,199

		18,291,905

Textiles, Apparel & Luxury Goods—2.3%
Carter’s, Inc.	82,291	9,668,370
G-III Apparel Group, Ltd. (a)	204,533	7,545,222
Steven Madden, Ltd. (a) (b)	225,067	10,510,629

		27,724,221

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks – (Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—1.5%
Univar, Inc. (a)	305,483	$9,457,753
Watsco, Inc. (b)	51,343	8,730,364

		18,188,117

Total Common Stocks (Cost $814,271,398)		1,214,838,718

Short-Term Investment—1.1%

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $13,800,813 on 01/02/18, collateralized by $13,960,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $14,079,009.	13,800,200	13,800,200

Total Short-Term Investments (Cost $13,800,200)		13,800,200

Securities Lending Reinvestments (c)—4.9%

Certificates of Deposit—2.6%
Agricultural Bank of China 1.870%, 02/15/18	2,000,000	2,000,058
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (d)	1,500,000	1,499,895
Bank of Montreal 1.972%, 01/11/18	1,001,028	1,000,147
Chiba Bank, Ltd., New York 1.560%, 02/07/18	2,000,000	1,999,754
China Construction Bank 1.950%, 02/20/18	2,000,000	2,000,064
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	1,500,000	1,500,000
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (d)	500,000	500,003
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	2,000,000	2,000,118
Danske Bank A/S 1.680%, 03/19/18	1,500,000	1,499,850
KBC Bank NV 1.550%, 01/29/18	2,000,000	2,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	1,000,000	999,973
Mizuho Bank, Ltd., New York 1.691%, 1M LIBOR + 0.200%, 04/18/18 (d)	2,000,000	1,999,718
1.769%, 1M LIBOR + 0.200%, 05/29/18 (d)	500,000	499,961
Standard Chartered plc 1.752%, 01/23/18	2,000,100	2,000,002
State Street Bank and Trust Co. 1.527%, 1M LIBOR + 0.120%, 05/08/18 (d)	1,000,000	999,909
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (d)	500,000	499,470
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (d)	2,000,000	1,999,688
1.754%, 1M LIBOR + 0.190%, 04/26/18 (d)	1,500,000	1,499,988

Certificates of Deposit—(Continued)
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (d)	4,500,000	4,499,802
Wells Fargo Bank N.A. 1.511%, 3M LIBOR + 0.140%, 10/26/18 (d)	1,000,000	1,000,915

		31,999,315

Commercial Paper—1.1%
Bank of China, Ltd. 1.900%, 02/12/18	1,993,456	1,996,094
Canadian Imperial Bank 1.700%, 03/19/18	1,991,122	1,992,886
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	1,494,713	1,496,364
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (d)	1,500,000	1,499,689
Macquarie Bank, Ltd., London 1.620%, 03/06/18	995,950	997,181
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (d)	2,000,000	1,999,868
Sheffield Receivables Co. 1.680%, 03/14/18	995,707	996,602
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (d)	2,000,000	2,000,432
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	1,000,000	999,972

		13,979,088

Repurchase Agreements—0.8%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $475,483 on 01/02/18, collateralized by $480,422 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $485,297.	475,391	475,391
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $204,728 on 04/02/18, collateralized by various Common Stock with a value of $220,000.	200,000	200,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $700,121 on 01/02/18, collateralized by $720,720 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $714,003.	700,000	700,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $400,084 on 01/02/18, collateralized by $410,404 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $408,002.	400,000	400,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $1,011,109 on 04/03/18, collateralized by $6,352 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $1,112,221.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $4,423,065 on 04/02/18, collateralized by various Common Stock with a value of $4,730,001.	4,300,000	$4,300,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $1,013,352 on 04/02/18, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $1,000,160 on 01/02/18, collateralized by $3,015,661 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $1,020,000.	1,000,000	1,000,000

		9,075,391

Time Deposits—0.4%
Australia New Zealand Bank 1.330%, 01/02/18	2,000,000	2,000,000
Bank of Montreal 1.400%, 01/03/18	100,000	100,000
Nordea Bank New York 1.300%, 01/02/18	1,000,000	1,000,000
Royal Bank of Canada New York 1.350%, 01/02/18	2,000,000	2,000,000
Standard Chartered plc 1.490%, 01/02/18	200,000	200,000

		5,300,000

Total Securities Lending Reinvestments (Cost $60,353,555)		60,353,794

Total Investments—105.1% (Cost $888,425,153)		1,288,992,712
Other assets and liabilities (net)— (5.1)%		(62,614,032)

Net Assets—100.0%		$1,226,378,680

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $58,248,692 and the collateral received consisted of cash in the amount of $60,347,467. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,214,838,718	$—	$—	$1,214,838,718
Total Short-Term Investment*	—	13,800,200	—	13,800,200
Total Securities Lending Reinvestments*	—	60,353,794	—	60,353,794
Total Investments	$1,214,838,718	$74,153,994	$—	$1,288,992,712

Collateral for Securities Loaned (Liability)	$—	$(60,347,467)	$—	$(60,347,467)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,288,992,712
Receivable for:
Fund shares sold	369,351
Dividends and interest	236,624
Prepaid expenses	3,121

Total Assets	1,289,601,808
Liabilities
Collateral for securities loaned	60,347,467
Payables for:
Investments purchased	1,317,027
Fund shares redeemed	338,175
Accrued Expenses:
Management fees	849,182
Distribution and service fees	94,631
Deferred trustees’ fees	129,267
Other expenses	147,379

Total Liabilities	63,223,128

Net Assets	$1,226,378,680

Net Assets Consist of:
Paid in surplus	$684,481,833
Accumulated net investment loss	(159,833)
Accumulated net realized gain	141,489,120
Unrealized appreciation on investments	400,567,560

Net Assets	$1,226,378,680

Net Assets
Class A	$775,455,657
Class B	435,326,624
Class E	15,596,399
Capital Shares Outstanding*
Class A	49,989,891
Class B	30,204,238
Class E	1,039,584
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.51
Class B	14.41
Class E	15.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $58,248,692.
(b)	Identified cost of investments was $888,425,153.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends	$9,197,208
Interest	24,045
Securities lending income	783,454

Total investment income	10,004,707
Expenses
Management fees	10,225,019
Administration fees	38,025
Custodian and accounting fees	82,797
Distribution and service fees—Class B	1,038,758
Distribution and service fees—Class E	22,636
Audit and tax services	43,542
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	81,576
Insurance	7,811
Miscellaneous	17,915

Total expenses	11,647,871
Less management fee waiver	(441,777)
Less broker commission recapture	(46,180)

Net expenses	11,159,914

Net Investment Loss	(1,155,207)

Net Realized and Unrealized Gain
Net realized gain on investments	142,199,498

Net change in unrealized appreciation on investments	133,103,419

Net realized and unrealized gain	275,302,917

Net Increase in Net Assets From Operations	$274,147,710

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,155,207)	$379,514
Net realized gain	142,199,498	122,157,876
Net change in unrealized appreciation	133,103,419	6,581,501

Increase in net assets from operations	274,147,710	129,118,891

From Distributions to Shareholders
Net realized capital gains
Class A	(77,108,557)	(135,106,459)
Class B	(44,692,768)	(71,218,353)
Class E	(1,564,406)	(2,714,547)

Total distributions	(123,365,731)	(209,039,359)

Increase (decrease) in net assets from capital share transactions	(101,071,763)	2,599,255

Total increase (decrease) in net assets	49,710,216	(77,321,213)

Net Assets
Beginning of period	1,176,668,464	1,253,989,677

End of period	$1,226,378,680	$1,176,668,464

Undistributed net investment income (Accumulated loss)
End of period	$(159,833)	$60,233

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	920,027	$13,434,664	1,209,986	$16,250,577
Reinvestments	5,673,919	77,108,557	10,765,455	135,106,459
Redemptions	(12,406,615)	(181,539,996)	(12,899,043)	(183,218,907)

Net decrease	(5,812,669)	$(90,996,775)	(923,602)	$(31,861,871)

Class B
Sales	1,684,480	$22,824,574	2,327,862	$29,873,186
Reinvestments	3,533,025	44,692,768	6,035,454	71,218,353
Redemptions	(5,652,360)	(76,531,562)	(5,220,759)	(67,749,426)

Net increase (decrease)	(434,855)	$(9,014,220)	3,142,557	$33,342,113

Class E
Sales	111,117	$1,565,563	293,425	$3,959,042
Reinvestments	118,876	1,564,406	222,321	2,714,547
Redemptions	(297,768)	(4,190,737)	(420,822)	(5,554,576)

Net increase (decrease)	(67,775)	$(1,060,768)	94,924	$1,119,013

Increase (decrease) derived from capital shares transactions		$(101,071,763)		$2,599,255

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Period	$13.74		$14.95	$19.62	$20.53		$15.67

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	) (b)	0.06	(0.01)	0.05		(0.00	) (b)
Net realized and unrealized gain on investments	3.30		1.44	0.26	1.38		6.00

Total from investment operations	3.30		1.50	0.25	1.43		6.00

Less Distributions
Distributions from net investment income	0.00		0.00	(0.03)	0.00		(0.08)
Distributions from net realized capital gains	(1.53)		(2.71)	(4.89)	(2.34)		(1.06)

Total distributions	(1.53)		(2.71)	(4.92)	(2.34)		(1.14)

Net Asset Value, End of Period	$15.51		$13.74	$14.95	$19.62		$20.53

Total Return (%) (c)	25.61		11.72	(1.42)	8.18		40.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88		0.88	0.87	0.87		0.87
Net ratio of expenses to average net assets (%) (d)(e)	0.84		0.86	0.85	0.86		0.85
Ratio of net investment income (loss) to average net assets (%)	(0.01)		0.43	(0.05)	0.26		(0.02)
Portfolio turnover rate (%)	20		28	29	28		18
Net assets, end of period (in millions)	$775.5		$766.8	$848.1	$1,075.7		$1,335.2

	Class B
	Year Ended December 31,
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Period	$12.90		$14.22	$18.90	$19.91		$15.23

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		0.02	(0.05)	(0.00	) (b)	(0.05)
Net realized and unrealized gain on investments	3.07		1.37	0.26	1.33		5.83

Total from investment operations	3.04		1.39	0.21	1.33		5.78

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00		(0.04)
Distributions from net realized capital gains	(1.53)		(2.71)	(4.89)	(2.34)		(1.06)

Total distributions	(1.53)		(2.71)	(4.89)	(2.34)		(1.10)

Net Asset Value, End of Period	$14.41		$12.90	$14.22	$18.90		$19.91

Total Return (%) (c)	25.33		11.43	(1.71)	7.91		40.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13		1.13	1.12	1.12		1.12
Net ratio of expenses to average net assets (%) (d)(e)	1.09		1.11	1.10	1.11		1.10
Ratio of net investment income (loss) to average net assets (%)	(0.26)		0.16	(0.29)	(0.00	) (f)	(0.27)
Portfolio turnover rate (%)	20		28	29	28		18
Net assets, end of period (in millions)	$435.3		$395.1	$391.1	$417.0		$433.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$13.35	$14.62	$19.29		$20.25	$15.47

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	0.03	(0.03)		0.02	(0.03)
Net realized and unrealized gain on investments	3.20	1.41	0.25		1.36	5.93

Total from investment operations	3.18	1.44	0.22		1.38	5.90

Less Distributions
Distributions from net investment income	0.00	0.00	(0.00	) (g)	0.00	(0.06)
Distributions from net realized capital gains	(1.53)	(2.71)	(4.89)		(2.34)	(1.06)

Total distributions	(1.53)	(2.71)	(4.89)		(2.34)	(1.12)

Net Asset Value, End of Period	$15.00	$13.35	$14.62		$19.29	$20.25

Total Return (%) (c)	25.44	11.55	(1.60)		8.04	40.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.03	1.02		1.02	1.02
Net ratio of expenses to average net assets (%) (d)(e)	0.99	1.01	1.00		1.01	1.00
Ratio of net investment income (loss) to average net assets (%)	(0.15)	0.25	(0.19)		0.10	(0.16)
Portfolio turnover rate (%)	20	28	29		28	18
Net assets, end of period (in millions)	$15.6	$14.8	$14.8		$16.5	$16.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment loss was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on average net assets was 0.02% for the year ended December 31, 2017 (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment loss to average net assets was less than 0.01%.
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-14

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-15

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments related to prior period balances, net operating losses and real estate investment trusts (“REITs”). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $13,800,200. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $9,075,391. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

BHFTI-16

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$231,003,848	$0	$425,540,407

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc., the subadviser to the Portfolio, that amounted to $61,948,638 in sales of investments, which are included above, and resulted in realized gains of $18,865,471.

During the year ended December 31, 2017, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted $9,992,612 in sales of investments, which are included above, and resulted in realized gains of $4,023,822.

BHFTI-17

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$10,225,019	0.880%	First $500 million
	0.830%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to manging the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $	500 million

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 amounted to $250,000 and are included in the amount shown as a management fee waiver in the Statement of Operations.

Effective January 1, 2017, the Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee for the Portfolio by the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $191,777 was waived in the aggregate for the year ended December 31, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-18

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Affiliated Broker - During the year ended December 31, 2017 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$19,570

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$888,534,116
Gross unrealized appreciation	422,781,293
Gross unrealized depreciation	(22,322,697)

Net unrealized appreciation (depreciation)	$400,458,596

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$—	$5,782,263	$123,365,731	$203,257,096	$123,365,731	$209,039,359

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$5,821,627	$135,776,456	$400,458,596	$—	$542,056,679

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-19

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Small Cap Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Small Cap Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Small Cap Growth Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presents, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-23

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-24

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Invesco Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2017, but underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2017. The Board also considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the three- and five-year periods ended October 31, 2017, and underperformed its benchmark for the one-year period ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, and below the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Asset Management

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A and B shares of the JPMorgan Core Bond Portfolio returned 3.56% and 3.31%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 3.54%.

MARKET ENVIRONMENT / CONDITIONS

Risk assets continued their upward trajectory as the reflation trade persisted through the duration of 2017. Consumer sentiment and business confidence levels soared, driving equity markets higher, and credit spreads tightened, as the Trump administration’s proposed initiatives of tax reform, infrastructure spending, and deregulation were expected to spur growth. The Federal Reserve (the “Fed”) decided to raise rates 25 basis points (“bps”) during the March Federal Open Market Committee (“FOMC”) meeting noting strength in employment, stability in financial markets, and a recent uptick in inflation.

Global growth continued its positive trajectory over a second quarter rife with domestic and international political headline risks. Even as investors’ expectations for pro-growth policies in the second half of this year fizzled, risk assets continued to perform well. Equity markets continued to reach record highs, the U.S. dollar continued to weaken, and longer-maturity Treasury yields declined further. The Fed raised rates at its June FOMC meeting and stated balance sheet normalization would begin later in the year.

The third quarter was dominated by geopolitical tensions between the U.S. and North Korea, renewed concerns in Europe regarding the German elections, and the Catalan independence movement, as well as multiple natural disasters and continued gridlock in Washington. Outside of a slight pull back in August, risk assets performed well and ended the quarter priced higher, supported by strong corporate earnings and above-trend growth.

U.S. tax reform dominated most of the fourth quarter as both Houses of Congress worked expeditiously to pass their respective versions of the tax bill, which was signed into law in December. Markets reacted by continuing the year-long risk asset rally into the quarter while volatility remained subdued. Consistent with market expectations, the Fed announced it balance sheet normalization would begin in October. The Fed again raised rates 25 bps in December and reiterated its positive assessment of the labor market and the U.S. economy.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Investors experienced a year-long rally in risk assets while volatility remained subdued. As a result, the Portfolio’s overweight to spread products and underweight Treasury debt was a positive during the year. Specifically, the Portfolio’s allocations to Asset-Backed Securities (“ABS”), Commercial Mortgage-Backed Securities (“CMBS”) and Mortgage-Backed Securities (“MBS”) were all positive. These sectors outperformed duration-equivalent Treasuries by 158 bps, 92 bps, and 52 bps, respectively during the year. In addition, the Portfolio’s overweight to lower quality (BBB-rated) contributed to performance as higher-beta securities outperformed in 2017. The BBB-rated securities in the Index returned 7.45% versus 2.41% for AAA-rated securities over the year.

Investors witnessed Investment Grade Corporate Credit spreads tightened significantly throughout the year reaching post-crisis lows. The Option-Adjusted Spread of the Bloomberg Barclays Corporate Bond Index ended the year at 93 bps, which was 30 bps tighter than the end of 2016. The move resulted in the Corporates being the best-performing sector in the Index, posting excess returns over similar-duration Treasuries of 346 bps. The sub-sectors within Corporates performed in line with each other: Industrials, Financials and Utilities produced excess returns of 3.49%, 3.43%, and 3.41%, respectively. The Non-Corporate Credit sectors produced positive results as well, beating duration-like Treasuries by 278 bps. The Portfolio’s security selection within Credit was positive, as we favored Corporates, in lieu of Non-Corporate Credit. However, the Portfolio’s overall underweight to Investment Grade Credit was a negative to performance.

The Portfolio’s security selection within the MBS segment was positive, as the mortgages held in the Portfolio outpaced index mortgages. Overall, the Bloomberg Barclays MBS Index outperformed duration-neutral Treasuries by 52 bps. Index performance across the coupon stack was skewed toward lower-coupon outperformance, as a result of the flattening of the Treasury yield curve where longer-maturity yields fell marginally while intermediate and shorter maturity yields rose. The 30-year conventional 2% coupon bond produced 142 bps of duration-neutral excess returns, followed by 3.0% and 3.5% cohorts, which produced 71 bps and 51 bps of excess returns, respectively. Conventional 6% and 6.5% finished as the worst performers within the coupon stack, trailing like-duration Treasuries by 44 bps and bps, respectively. The Portfolio’s allocation to agency CMBS was also a positive driver of returns throughout the year.

The Treasury yield curve persisted with a flattening bias throughout the year. Year-over-year, the 2-year yield rose by 70 bps to 1.88%, while the 10-year yield decreased by 4 bps to 2.41%. The spread between the 2- and 10- year declined by 73 bps to finish the year at 52 bps. Within Treasuries, the 30-year bellwether was the best performer, posting a return of 9.14% during the year. The Portfolio’s underweight to the long end of the curve was negative as the long end outperformed. This was partially offset by an underweight to the short end of the curve. The Portfolio’s small cash position was a slight detractor as well.

At the end of the year, the Portfolio finished with a duration slightly shorter than the benchmark, an overweight in the belly (5-10 year maturities) of the curve, and underweight the long end of the curve. The Portfolio’s sector allocation maintained its overweight to

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Asset Management

Portfolio Manager Commentary*—(Continued)

securitized sectors (MBS, ABS, and CMBS) with purchases focusing on securities with stable cash flows and attractive convexity profiles. The most significant change that occurred to the Portfolio’s sector allocations was the increased allocation to Corporate Bonds, which went from an underweight at the beginning of the year to finish the year with a slight overweight.

Barb Miller

Peter Simons

Richard Figuly

Portfolio Managers

J.P. Morgan Asset Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[2]
JPMorgan Core Bond Portfolio
Class A	3.56	—	1.91
Class B	3.31	1.58	2.67
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	2.10	4.02

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A and Class B shares are 2/28/2013 and 4/28/2008, respectively. Class C shares were converted to Class B shares effective 1/7/2013. The since inception return of the index is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	57.4
Corporate Bonds & Notes	27.9
Asset-Backed Securities	9.6
Mortgage-Backed Securities	3.3
Foreign Government	1.0

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.44%	$1,000.00	$1,011.80	$2.23
	Hypothetical*	0.44%	$1,000.00	$1,022.99	$2.24

Class B (a)	Actual	0.69%	$1,000.00	$1,010.80	$3.50
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—57.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—30.7%
Fannie Mae 10 Yr. Pool 4.500%, 07/01/21	382,240	$388,225
Fannie Mae 20 Yr. Pool 4.000%, 02/01/31	1,516,599	1,597,151
6.000%, 07/01/28	319,720	357,167
Fannie Mae 30 Yr. Pool 3.500%, 07/01/42	1,241,591	1,282,087
3.500%, 08/01/42	756,719	777,354
4.000%, 06/01/47	1,982,862	2,132,033
4.500%, 02/01/40	509,544	549,834
5.000%, 09/01/35	1,181,567	1,283,126
6.000%, 12/01/39	378,201	426,616
Fannie Mae ARM Pool 1.673%, 1M LIBOR + 0.430%, 07/01/24 (a)	5,000,000	5,000,704
1.703%, 1M LIBOR + 0.460%, 11/01/23 (a)	4,623,466	4,625,483
1.723%, 1M LIBOR + 0.480%, 09/01/24 (a)	3,743,791	3,743,098
Fannie Mae Benchmark REMIC (CMO) 5.500%, 06/25/37	1,053,316	1,160,050
Fannie Mae Grantor Trust 2.898%, 06/25/27	3,939,157	3,913,028
Fannie Mae Interest Strip (CMO) 4.500%, 11/25/20 (b)	135,058	4,138
Fannie Mae Pool 2.330%, 11/01/22	17,810,000	17,697,240
2.360%, 05/01/23	8,895,696	8,845,796
2.420%, 05/01/23	5,542,537	5,527,266
2.450%, 11/01/22	3,000,000	2,997,369
2.450%, 09/01/28	5,103,600	4,936,331
2.480%, 10/01/28	9,036,855	8,721,070
2.520%, 05/01/23	25,000,000	24,948,382
2.530%, 05/01/23	4,014,724	4,024,660
2.540%, 05/01/23	5,000,000	5,014,373
2.600%, 09/01/28	1,010,000	986,428
2.640%, 04/01/23	1,858,153	1,872,495
2.640%, 05/01/23	2,222,787	2,239,915
2.690%, 10/01/23	2,000,000	2,016,620
2.700%, 05/01/23	5,000,000	5,053,930
2.720%, 03/01/23	3,039,174	3,073,701
2.730%, 07/01/28	3,000,000	2,942,093
2.740%, 06/01/23	2,825,963	2,861,541
2.810%, 09/01/31	1,567,001	1,543,227
2.890%, 05/01/27	1,948,805	1,928,271
2.920%, 12/01/24	1,000,000	1,014,444
2.970%, 06/01/30	2,750,000	2,726,304
2.980%, 09/01/36	1,582,328	1,548,491
2.990%, 01/01/25	1,230,558	1,256,339
3.000%, 01/01/43	4,368,941	4,380,363
3.050%, 04/01/22	3,269,466	3,336,082
3.110%, 12/01/24	1,500,000	1,539,337
3.180%, 06/01/30	3,409,000	3,440,091
3.200%, 11/01/20	10,043,692	10,253,458
3.235%, 10/01/26	1,419,596	1,463,456
3.240%, 12/01/26	1,500,000	1,544,719
3.260%, 12/01/26	983,768	1,016,361
3.290%, 08/01/26	2,000,000	2,065,540
3.320%, 03/01/29	2,530,528	2,602,849

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool 3.340%, 02/01/27	1,500,000	1,574,952
3.380%, 12/01/23	2,000,000	2,079,983
3.430%, 10/01/23	11,577,249	12,052,432
3.440%, 11/01/21	3,828,746	3,961,538
3.450%, 01/01/24	986,414	1,029,371
3.490%, 09/01/23	3,872,153	4,041,774
3.500%, 08/01/26	377,079	383,920
3.500%, 02/01/33	4,710,317	4,863,440
3.500%, 05/01/33	4,957,372	5,119,999
3.500%, 12/01/42	5,688,954	5,856,777
3.500%, 03/01/43	6,931,414	7,144,232
3.500%, 05/01/43	22,854,763	23,556,403
3.500%, 06/01/43	5,632,451	5,805,896
3.500%, 07/01/43	3,327,142	3,429,462
3.500%, 08/01/43	7,643,340	7,878,193
3.550%, 02/01/30	1,500,000	1,568,160
3.560%, 03/01/24	7,106,384	7,462,554
3.563%, 01/01/21	10,247,946	10,580,102
3.630%, 10/01/29	1,435,192	1,509,126
3.670%, 07/01/23	2,500,000	2,630,878
3.730%, 07/01/22	5,617,572	5,856,532
3.750%, 06/01/18	718,167	719,206
3.760%, 10/01/23	1,435,547	1,516,619
3.760%, 11/01/23	1,098,715	1,161,921
3.770%, 12/01/20	2,210,245	2,292,021
3.817%, 05/01/22	7,725,854	8,058,427
3.970%, 07/01/21	4,550,226	4,776,380
4.000%, 10/01/32	1,614,715	1,705,179
4.000%, 12/01/40	428,190	451,878
4.000%, 07/01/42	2,746,317	2,894,169
4.260%, 12/01/19	2,626,643	2,724,514
4.330%, 04/01/20	3,693,646	3,849,508
Fannie Mae REMICS (CMO) Zero Coupon, 09/25/43 (c)	2,071,942	1,672,049
Zero Coupon, 10/25/43 (c)	1,033,906	832,671
Zero Coupon, 12/25/43 (c)	2,263,525	1,856,130
1.478%, 03/25/27 (a)	277,393	277,373
2.052%, 1M LIBOR + 0.500%, 05/25/35 (a)	1,882,083	1,882,482
2.052%, 1M LIBOR + 0.500%, 10/25/42 (a)	1,015,024	1,020,338
2.152%, 1M LIBOR + 0.600%, 10/25/43 (a)	2,417,097	2,451,327
2.152%, 1M LIBOR + 0.600%, 12/25/43 (a)	2,699,788	2,724,093
2.452%, 1M LIBOR + 0.900%, 03/25/38 (a)	356,426	363,954
2.552%, 1M LIBOR + 1.000%, 08/25/32 (a)	801,003	824,995
3.500%, 02/25/43	5,976,636	6,118,347
4.978%, -1 x 1M LIBOR + 6.530%, 01/25/41 (a) (b)	4,940,107	888,201
5.000%, 03/25/40	6,846,443	7,367,834
5.500%, 12/25/35	1,242,569	1,389,191
6.000%, 01/25/36	1,024,810	1,014,699
6.500%, 07/18/28	182,762	202,540
Fannie Mae-ACES (CMO) 2.207%, 01/25/22	10,000,000	9,920,459
2.280%, 12/27/22	9,391,000	9,301,870
2.486%, 12/25/26 (a)	4,800,000	4,663,708
2.488%, 05/25/26	1,600,000	1,561,730
2.614%, 10/25/21 (a)	2,000,000	2,013,705

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae-ACES (CMO) 2.723%, 10/25/24	2,000,000	$1,999,383
3.061%, 05/25/27 (a)	3,090,000	3,126,564
3.079%, 06/25/27 (a)	3,216,000	3,270,214
3.103%, 07/25/24 (a)	1,394,000	1,432,937
3.303%, 04/25/29	2,736,000	2,776,881
3.346%, 03/25/24 (a)	2,500,000	2,595,757
3.466%, 01/25/24 (a)	2,500,000	2,618,636
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	1,323,859	1,377,829
Freddie Mac 30 Yr. Gold Pool 4.000%, 08/01/42	4,046,421	4,247,882
4.000%, 05/01/43	837,195	883,592
4.000%, 06/01/43	575,716	605,860
4.000%, 08/01/43	6,430,932	6,781,351
5.000%, 08/01/39	1,023,443	1,119,118
Freddie Mac ARM Non-Gold Pool 3.593%, 12M USD LIBOR + 1.843%, 07/01/40 (a)	1,761,664	1,845,991
Freddie Mac Gold Pool 3.500%, 12/01/32	4,267,078	4,445,333
3.500%, 01/01/33	6,449,935	6,719,077
3.500%, 02/01/33	9,569,494	9,969,081
3.500%, 03/01/33	6,160,225	6,418,109
3.500%, 04/01/33	8,548,255	8,904,309
3.500%, 05/01/33	3,554,524	3,703,311
3.500%, 06/01/43	3,486,964	3,592,915
4.000%, 09/01/32	1,353,315	1,446,681
4.000%, 11/01/32	3,413,886	3,659,934
4.000%, 12/01/32	1,576,195	1,688,222
4.000%, 01/01/33	885,603	949,464
4.000%, 02/01/33	863,772	926,047
4.000%, 01/01/46	2,977,516	3,155,152
5.000%, 02/01/34	398,980	422,013
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 2.522%, 01/25/23	2,085,000	2,089,826
2.615%, 01/25/23	7,275,000	7,296,176
2.838%, 09/25/22	1,849,000	1,875,642
3.117%, 06/25/27	2,487,000	2,537,794
3.243%, 04/25/27	1,996,000	2,057,001
3.303%, 11/25/27 (a)	1,755,000	1,815,363
3.326%, 05/25/27	1,072,000	1,100,634
3.389%, 03/25/24	5,714,000	5,971,540
3.490%, 01/25/24	4,000,000	4,199,504
Freddie Mac REMICS (CMO) 1.927%, 1M LIBOR + 0.450%, 08/15/42 (a)	5,237,994	5,309,951
2.157%, 1M LIBOR + 0.680%, 11/15/37 (a)	920,538	932,682
2.177%, 1M LIBOR + 0.700%, 03/15/24 (a)	485,913	488,404
2.827%, 1M LIBOR + 1.350%, 03/15/38 (a)	600,000	642,332
3.000%, 02/15/26	1,913,037	1,955,125
3.500%, 08/15/39	2,743,686	2,814,768
3.500%, 06/15/48	5,802,873	5,934,764
4.893%, -1 x 1M LIBOR + 6.370%, 10/15/37 (a) (b)	4,197,304	658,861
4.923%, -1 x 1M LIBOR + 6.400%, 11/15/36 (a) (b)	2,511,028	226,094
5.000%, 08/15/35	1,650,000	1,811,612
5.750%, 06/15/35	6,513,172	7,262,663

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO) 6.000%, 07/15/35	4,983,762	5,411,701
6.000%, 03/15/36	3,030,442	3,479,762
6.500%, 05/15/28	397,042	438,094
6.500%, 03/15/37	825,466	924,750
Freddie Mac Strips (CMO) Zero Coupon, 09/15/43 (c)	1,092,079	874,498
3.000%, 01/15/43	5,826,681	5,917,713
3.000%, 01/15/44	8,113,176	8,120,836
FREMF Mortgage Trust (CMO) 3.575%, 11/25/49 (144A) (a)	1,700,000	1,681,945
3.675%, 11/25/49 (144A) (a)	2,000,000	1,979,694
3.684%, 01/25/48 (144A) (a)	2,430,000	2,461,648
3.835%, 07/25/49 (144A) (a)	1,635,000	1,663,887
4.072%, 11/25/47 (144A) (a)	2,060,000	2,026,318
Ginnie Mae II ARM Pool 2.625%, 1Y CMT + 1.500%, 04/20/41 (a)	532,624	548,144
Ginnie Mae II Pool 4.364%, 06/20/63 (a)	8,380,825	8,698,150
4.449%, 05/20/63 (a)	12,581,736	13,054,391
4.465%, 05/20/63 (a)	9,189,311	9,520,143
4.481%, 04/20/63 (a)	4,367,363	4,538,442
Government National Mortgage Association (CMO) 1.543%, 1M USD LIBOR + 0.300%, 08/20/60 (a)	46,407	46,395
1.543%, 1M USD LIBOR + 0.300%, 11/20/62 (a)	121,332	121,301
1.583%, 1M USD LIBOR + 0.340%, 12/20/62 (a)	2,060,478	2,050,616
1.643%, 1M USD LIBOR + 0.400%, 02/20/62 (a)	3,409,727	3,409,997
1.650%, 02/20/63	13,380,485	13,239,296
1.650%, 04/20/63	8,006,629	7,874,824
1.653%, 1M USD LIBOR + 0.410%, 03/20/63 (a)	687,760	685,879
1.663%, 1M USD LIBOR + 0.420%, 02/20/63 (a)	1,563,346	1,558,741
1.693%, 1M USD LIBOR + 0.450%, 02/20/63 (a)	6,719,077	6,709,560
1.713%, 1M USD LIBOR + 0.470%, 03/20/63 (a)	3,375,529	3,372,826
1.713%, 1M USD LIBOR + 0.470%, 07/20/64 (a)	3,867,162	3,864,008
1.713%, 1M USD LIBOR + 0.470%, 09/20/64 (a)	1,614,955	1,613,567
1.723%, 1M USD LIBOR + 0.480%, 04/20/63 (a)	7,916,731	7,912,781
1.743%, 1M USD LIBOR + 0.500%, 01/20/63 (a)	1,737,110	1,738,861
1.743%, 1M USD LIBOR + 0.500%, 04/20/63 (a)	5,902,776	5,904,929
1.743%, 1M USD LIBOR + 0.500%, 06/20/64 (a)	5,027,284	5,029,749
1.743%, 1M USD LIBOR + 0.500%, 07/20/64 (a)	2,247,799	2,248,859
1.793%, 1M USD LIBOR + 0.550%, 04/20/62 (a)	518,163	519,089
1.843%, 1M USD LIBOR + 0.600%, 04/20/64 (a)	12,617,074	12,670,915
1.843%, 1M USD LIBOR + 0.600%, 05/20/64 (a)	8,771,311	8,814,623
1.893%, 1M USD LIBOR + 0.650%, 07/20/63 (a)	5,526,340	5,548,479
1.893%, 1M USD LIBOR + 0.650%, 01/20/64 (a)	1,326,863	1,333,566
1.893%, 1M USD LIBOR + 0.650%, 02/20/64 (a)	4,699,988	4,723,281
1.893%, 1M USD LIBOR + 0.650%, 03/20/64 (a)	1,600,488	1,607,613
1.933%, 1M USD LIBOR + 0.690%, 02/20/64 (a)	1,911,720	1,928,238
1.943%, 1M USD LIBOR + 0.700%, 09/20/63 (a)	3,989,865	4,013,845
1.993%, 1M USD LIBOR + 0.750%, 09/20/63 (a)	3,996,378	4,026,247
2.001%, 1M LIBOR + 0.500%, 09/20/37 (a)	264,954	266,107
2.243%, 1M USD LIBOR + 1.000%, 12/20/66 (a)	1,600,849	1,633,359
4.492%, 04/20/43 (a)	2,018,035	2,098,471
4.500%, 01/16/25	1,068,733	1,156,756
4.740%, 11/20/42 (a)	8,233,926	8,812,202
5.000%, 12/20/33	1,488,895	1,613,222

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 5.000%, 09/20/38	2,809,224	$2,857,726
5.000%, 06/16/39	543,107	575,377
5.000%, 07/20/39	2,942,554	3,208,297
5.000%, 10/20/39	3,151,485	3,491,702
5.217%, 06/20/40 (a)	3,777,168	4,142,002
5.500%, 02/20/33	49,522	50,305
5.500%, 07/16/33 (b)	1,080,672	214,839

		741,232,823

Federal Agencies—2.1%
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/20	43,119,000	40,908,163
Tennessee Valley Authority 1.750%, 10/15/18	850,000	850,112
5.250%, 09/15/39 (d)	600,000	809,327
5.880%, 04/01/36	1,000,000	1,406,069
6.235%, 07/15/45	4,250,000	4,659,772
Tennessee Valley Authority Generic Strip Zero Coupon, 03/15/32	1,000,000	636,055
Tennessee Valley Authority Principal Strip Zero Coupon, 11/01/25	1,000,000	806,861
Zero Coupon, 06/15/35	750,000	427,870

		50,504,229

U.S. Treasury—24.6%
U.S. Treasury Bonds 2.500%, 02/15/45	7,850,000	7,483,564
2.750%, 08/15/42	3,300,000	3,322,945
2.750%, 11/15/42	1,250,000	1,257,910
2.875%, 05/15/43	25,065,000	25,772,891
3.125%, 11/15/41	3,480,000	3,741,136
3.125%, 02/15/43	7,700,000	8,272,387
3.500%, 02/15/39	1,450,000	1,656,115
3.625%, 08/15/43	6,400,000	7,469,500
3.750%, 11/15/43	2,000,000	2,383,047
3.875%, 08/15/40	4,230,000	5,096,489
4.250%, 05/15/39	200,000	252,789
4.250%, 11/15/40	2,000,000	2,540,000
4.375%, 02/15/38	18,100,000	23,137,598
4.375%, 11/15/39 (d)	25,650,000	33,003,334
4.375%, 05/15/40	4,200,000	5,415,375
4.375%, 05/15/41	1,200,000	1,552,547
4.500%, 05/15/38	1,000,000	1,299,688
4.500%, 08/15/39	6,000,000	7,837,734
5.250%, 11/15/28	7,000,000	8,879,883
5.250%, 02/15/29	3,500,000	4,457,305
5.500%, 08/15/28	15,000,000	19,302,539
6.000%, 02/15/26	12,525,000	15,880,330
6.125%, 08/15/29	5,000,000	6,860,938
U.S. Treasury Coupon Strips Zero Coupon, 02/15/20	2,075,000	1,994,647
Zero Coupon, 08/15/20 (d)	2,360,000	2,241,445
Zero Coupon, 02/15/21 (d)	25,050,000	23,541,319
Zero Coupon, 05/15/21	16,285,000	15,183,295

U.S. Treasury—(Continued)
U.S. Treasury Coupon Strips Zero Coupon, 08/15/21	3,095,000	2,869,032
Zero Coupon, 11/15/21 (d)	14,940,000	13,756,571
Zero Coupon, 02/15/22	3,975,000	3,634,680
Zero Coupon, 05/15/22 (d)	14,560,000	13,240,312
Zero Coupon, 08/15/22 (d)	6,000,000	5,420,714
Zero Coupon, 11/15/22	6,250,000	5,609,691
Zero Coupon, 02/15/23 (d)	18,035,000	16,043,493
Zero Coupon, 05/15/23 (d)	52,445,000	46,355,772
Zero Coupon, 08/15/23 (d)	7,720,000	6,774,643
Zero Coupon, 11/15/23 (d)	2,300,000	2,005,525
Zero Coupon, 02/15/24	4,900,000	4,244,422
Zero Coupon, 08/15/24	2,500,000	2,133,875
Zero Coupon, 11/15/24	1,500,000	1,271,234
Zero Coupon, 02/15/25	2,000,000	1,681,730
Zero Coupon, 05/15/25 (d)	5,500,000	4,599,024
Zero Coupon, 08/15/25	648,000	537,693
Zero Coupon, 11/15/26	366,129	293,329
Zero Coupon, 08/15/27 (d)	400,000	314,079
Zero Coupon, 11/15/27	570,000	444,082
Zero Coupon, 05/15/28	3,030,000	2,333,718
Zero Coupon, 08/15/28 (d)	1,750,000	1,335,238
Zero Coupon, 05/15/29	1,000,000	747,811
Zero Coupon, 08/15/29 (d)	800,000	594,075
Zero Coupon, 11/15/29	1,000,000	737,994
Zero Coupon, 02/15/30	8,300,000	6,078,626
Zero Coupon, 05/15/30	700,000	510,172
Zero Coupon, 08/15/30	3,925,000	2,834,674
Zero Coupon, 11/15/30	4,400,000	3,156,529
Zero Coupon, 02/15/31 (d)	2,800,000	1,988,622
Zero Coupon, 05/15/31	10,500,000	7,412,781
Zero Coupon, 08/15/31	7,800,000	5,470,256
Zero Coupon, 11/15/31	3,000,000	2,085,551
Zero Coupon, 02/15/32	12,900,000	8,902,876
Zero Coupon, 05/15/32	12,800,000	8,779,955
Zero Coupon, 08/15/32	6,900,000	4,694,399
Zero Coupon, 08/15/33	400,000	264,337
Zero Coupon, 11/15/33	13,000,000	8,542,263
Zero Coupon, 02/15/34	4,400,000	2,866,861
Zero Coupon, 05/15/34 (d)	19,000,000	12,290,719
Zero Coupon, 08/15/34	5,000,000	3,206,773
Zero Coupon, 05/15/35	4,000,000	2,514,431
U.S. Treasury Inflation Indexed Bonds 1.750%, 01/15/28 (e)	588,715	661,679
2.375%, 01/15/25 (e)	20	23
U.S. Treasury Inflation Indexed Notes 0.125%, 01/15/22 (e)	1,634,760	1,628,175
U.S. Treasury Notes 1.375%, 06/30/23	2,500,000	2,388,281
1.750%, 01/31/23	7,100,000	6,940,250
1.750%, 05/15/23	2,500,000	2,438,379
2.000%, 11/30/20	7,000,000	7,006,563
2.000%, 06/30/24	1,500,000	1,471,289
2.000%, 08/15/25	4,000,000	3,899,531
2.125%, 01/31/21	2,000,000	2,007,031
2.125%, 08/15/21	21,000,000	21,030,352

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 2.125%, 05/15/25	12,000,000	$11,816,719
2.250%, 11/15/25	1,000,000	991,211
2.250%, 02/15/27	2,000,000	1,973,750
2.500%, 08/15/23	2,300,000	2,331,176
2.500%, 05/15/24	5,000,000	5,056,445
2.625%, 11/15/20	6,500,000	6,617,305
2.750%, 02/15/24	2,300,000	2,360,375
3.125%, 05/15/21	27,000,000	27,936,563
3.625%, 02/15/21	25,000,000	26,216,797

		593,187,206

Total U.S. Treasury & Government Agencies (Cost $1,380,560,318)		1,384,924,258

Corporate Bonds & Notes—27.9%

Aerospace/Defense—0.4%
Airbus Finance B.V. 2.700%, 04/17/23 (144A)	249,000	248,804
Airbus SE 3.150%, 04/10/27 (144A)	409,000	410,291
3.950%, 04/10/47 (144A)	150,000	159,884
BAE Systems Holdings, Inc. 4.750%, 10/07/44 (144A)	338,000	377,386
BAE Systems plc 4.750%, 10/11/21 (144A)	1,000,000	1,066,221
Carlyle Global Market Strategies CLO, Ltd. 1.000%, 07/15/19 (f) (g) (h)	155,897	154,533
Harris Corp. 3.832%, 04/27/25	600,000	621,800
4.854%, 04/27/35	500,000	558,794
Lockheed Martin Corp. 3.100%, 01/15/23	193,000	196,104
4.090%, 09/15/52	287,000	300,433
4.500%, 05/15/36	450,000	504,584
Northrop Grumman Corp. 1.750%, 06/01/18 (d)	418,000	417,714
3.200%, 02/01/27	179,000	179,669
3.850%, 04/15/45	182,000	183,439
Northrop Grumman Systems Corp. 7.750%, 02/15/31	350,000	498,655
Rockwell Collins, Inc. 3.200%, 03/15/24	251,000	252,925
4.350%, 04/15/47	133,000	144,447
United Technologies Corp. 7.500%, 09/15/29	1,568,000	2,162,497

		8,438,180

Agriculture—0.1%
BAT Capital Corp. 4.390%, 08/15/37 (144A)	68,000	71,407
Bunge, Ltd. Finance Corp. 3.750%, 09/25/27	706,000	695,819

Agriculture—(Continued)
Reynolds American, Inc. 7.000%, 08/04/41	570,000	771,315

		1,538,541

Airlines—0.3%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	512,000	510,602
3.550%, 01/15/30 (144A)	726,000	727,379
4.125%, 05/15/25 (144A)	313,978	330,490
American Airlines Pass-Through Trust 3.000%, 10/15/28	1,364,258	1,333,549
3.350%, 10/15/29	409,000	412,346
3.650%, 06/15/28	148,836	150,957
3.650%, 02/15/29	444,000	453,679
3.700%, 10/01/26	207,675	212,348
4.950%, 01/15/23	941,759	1,002,244
Spirit Airlines Pass Through Trust 3.375%, 02/15/30	306,000	305,547
United Airlines Pass-Through Trust 3.450%, 07/07/28 (d)	464,000	470,301
3.650%, 01/07/26	246,000	244,303
4.300%, 08/15/25	455,141	480,287

		6,634,032

Auto Manufacturers—1.0%
American Honda Finance Corp. 1.600%, 02/16/18 (144A)	700,000	699,612
2.300%, 09/09/26	236,000	223,380
2.900%, 02/16/24	450,000	452,669
BMW U.S. Capital LLC 2.250%, 09/15/23 (144A)	540,000	524,584
Daimler Finance North America LLC 1.875%, 01/11/18 (144A)	328,000	327,988
2.000%, 08/03/18 (144A)	300,000	300,035
2.300%, 01/06/20 (144A)	1,600,000	1,596,394
2.375%, 08/01/18 (144A)	378,000	378,798
2.875%, 03/10/21 (144A)	500,000	504,070
Ford Motor Co. 7.450%, 07/16/31	1,800,000	2,352,983
Ford Motor Credit Co. LLC 2.021%, 05/03/19	678,000	674,926
2.145%, 01/09/18	309,000	309,006
3.336%, 03/18/21	950,000	964,853
3.339%, 03/28/22	1,753,000	1,773,299
3.810%, 01/09/24	655,000	668,664
3.815%, 11/02/27	500,000	500,131
4.134%, 08/04/25	200,000	206,844
General Motors Co. 5.150%, 04/01/38	400,000	426,461
6.600%, 04/01/36	1,104,000	1,345,100
General Motors Financial Co., Inc. 3.450%, 04/10/22	332,000	336,426
3.500%, 11/07/24	695,000	693,580
3.700%, 05/09/23	683,000	696,607
3.950%, 04/13/24	1,200,000	1,235,388

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 4.000%, 01/15/25	705,000	$724,366
4.000%, 10/06/26	910,000	925,504
4.300%, 07/13/25	1,360,000	1,417,243
4.350%, 01/17/27	437,000	454,501
Hyundai Capital America 2.400%, 10/30/18 (144A)	239,000	238,769
Nissan Motor Acceptance Corp. 1.800%, 03/15/18 (144A)	789,000	788,919
1.900%, 09/14/21 (144A)	98,000	95,340
2.650%, 09/26/18 (144A)	300,000	301,138
Toyota Motor Credit Corp. 1.375%, 01/10/18	700,000	699,950
1.450%, 01/12/18	206,000	205,980

		23,043,508

Banks—7.0%
ABN AMRO Bank NV 2.500%, 10/30/18 (144A)	1,160,000	1,163,942
4.750%, 07/28/25 (144A)	500,000	530,750
ANZ New Zealand International, Ltd. 2.600%, 09/23/19 (144A)	1,300,000	1,304,626
2.850%, 08/06/20 (144A)	250,000	252,011
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	200,000	208,049
Bank of America Corp. 2.000%, 01/11/18	2,740,000	2,740,055
2.250%, 04/21/20	312,000	312,218
2.503%, 10/21/22	120,000	118,723
2.600%, 01/15/19	177,000	177,606
2.625%, 10/19/20	485,000	489,072
2.650%, 04/01/19	660,000	663,747
2.881%, 3M USD LIBOR + 1.021%, 04/24/23 (a)	210,000	210,309
3.004%, 3M USD LIBOR + 0.790%, 12/20/23 (144A) (a)	2,141,000	2,146,497
3.300%, 01/11/23	5,118,000	5,235,714
3.705%, 3M USD LIBOR + 1.512%, 04/24/28 (a)	2,500,000	2,565,985
4.000%, 01/22/25	1,071,000	1,114,227
4.125%, 01/22/24	1,780,000	1,893,128
4.250%, 10/22/26	520,000	547,994
6.500%, 07/15/18	997,000	1,019,960
Bank of Montreal 2.350%, 09/11/22	500,000	491,843
2.375%, 01/25/19	575,000	576,703
Bank of New York Mellon Corp. (The) 2.200%, 05/15/19	354,000	354,472
3.250%, 09/11/24	1,200,000	1,225,206
4.150%, 02/01/21	670,000	703,428
5.450%, 05/15/19 (d)	278,000	290,260
Bank of Nova Scotia (The) 1.450%, 04/25/18	300,000	299,740
1.850%, 04/14/20	700,000	693,329
1.875%, 09/20/21 (144A)	300,000	291,632
2.800%, 07/21/21	500,000	504,511
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 2.700%, 09/09/18 (144A)	1,000,000	1,005,286
4.100%, 09/09/23 (144A)	1,114,000	1,175,382

Banks—(Continued)
Barclays plc 3.650%, 03/16/25	254,000	253,547
3.684%, 01/10/23	386,000	391,704
4.375%, 01/12/26	2,499,000	2,599,510
4.836%, 05/09/28	275,000	286,231
5.200%, 05/12/26	250,000	266,591
BB&T Corp. 2.450%, 01/15/20	833,000	835,757
6.850%, 04/30/19	525,000	556,556
BNZ International Funding, Ltd. 2.650%, 11/03/22 (144A)	842,000	832,386
2.900%, 02/21/22 (144A)	300,000	301,502
BPCE S.A. 1.625%, 01/26/18	1,200,000	1,199,640
3.375%, 12/02/26	700,000	707,963
4.625%, 07/11/24 (144A)	400,000	420,579
Canadian Imperial Bank of Commerce 1.600%, 09/06/19	850,000	841,240
2.100%, 10/05/20	200,000	198,459
Capital One Financial Corp. 2.450%, 04/24/19	176,000	176,411
3.200%, 02/05/25	236,000	233,691
3.750%, 04/24/24	671,000	689,327
3.750%, 07/28/26	860,000	856,386
4.200%, 10/29/25	650,000	668,735
Capital One N.A. 1.500%, 03/22/18	500,000	499,374
2.400%, 09/05/19	300,000	299,596
Citigroup, Inc. 1.750%, 05/01/18	776,000	775,353
2.350%, 08/02/21	192,000	189,907
2.400%, 02/18/20	450,000	449,473
2.500%, 09/26/18	441,000	442,264
2.750%, 04/25/22	1,900,000	1,896,155
2.900%, 12/08/21	600,000	603,948
3.200%, 10/21/26	485,000	481,211
3.400%, 05/01/26	825,000	829,928
3.668%, 3M USD LIBOR + 1.390%, 07/24/28 (a)	700,000	710,185
3.700%, 01/12/26	250,000	257,377
3.875%, 03/26/25	1,300,000	1,330,743
4.125%, 07/25/28	117,000	120,587
4.300%, 11/20/26	1,500,000	1,568,581
4.400%, 06/10/25	566,000	597,432
4.750%, 05/18/46	800,000	881,880
5.500%, 09/13/25	692,000	779,568
Citizens Financial Group, Inc. 2.375%, 07/28/21	110,000	108,560
4.300%, 12/03/25	193,000	202,434
Comerica, Inc. 3.800%, 07/22/26	1,116,000	1,132,182
Commonwealth Bank of Australia 2.000%, 09/06/21 (144A)	500,000	489,810
4.500%, 12/09/25 (144A)	352,000	368,480
Cooperative Rabobank UA 3.875%, 02/08/22	700,000	735,270
4.375%, 08/04/25	250,000	263,901
4.625%, 12/01/23	872,000	934,743

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Credit Agricole S.A.
4.125%, 01/10/27 (144A) (d)	677,000	$702,940
4.375%, 03/17/25 (144A)	295,000	308,053
Credit Suisse AG 1.700%, 04/27/18	279,000	278,792
2.300%, 05/28/19	250,000	250,242
3.000%, 10/29/21 (d)	1,379,000	1,393,149
3.625%, 09/09/24	250,000	258,685
5.300%, 08/13/19	300,000	314,169
Credit Suisse Group AG 3.574%, 01/09/23 (144A)	250,000	254,178
4.282%, 01/09/28 (144A)	1,433,000	1,494,045
Credit Suisse Group Funding Guernsey, Ltd. 3.750%, 03/26/25	970,000	989,776
Danske Bank A/S 2.000%, 09/08/21 (144A)	366,000	357,901
2.700%, 03/02/22 (144A)	372,000	372,385
Deutsche Bank AG 3.125%, 01/13/21	77,000	77,453
3.700%, 05/30/24	667,000	671,482
4.250%, 10/14/21	900,000	936,329
4.296%, 5Y USD Swap + 2.248%, 05/24/28 (a)	400,000	395,359
Discover Bank 4.200%, 08/08/23	914,000	959,811
4.250%, 03/13/26	1,229,000	1,281,782
Fifth Third Bancorp 8.250%, 03/01/38	500,000	763,505
Fifth Third Bank 2.375%, 04/25/19	650,000	651,881
Goldman Sachs Group, Inc. (The) 2.350%, 11/15/21	473,000	465,829
2.600%, 04/23/20	242,000	242,330
2.876%, 10/31/22 (a)	750,000	747,851
3.272%, 3M USD LIBOR + 1.201%, 09/29/25 (a)	1,209,000	1,204,129
3.500%, 01/23/25	392,000	398,206
3.500%, 11/16/26	600,000	603,512
3.625%, 01/22/23	1,300,000	1,342,942
3.691%, 3M USD LIBOR + 1.510%, 06/05/28 (a)	1,674,000	1,698,202
3.750%, 05/22/25	1,859,000	1,915,237
3.850%, 01/26/27	2,090,000	2,145,713
5.375%, 03/15/20	3,126,000	3,314,596
5.750%, 01/24/22	1,000,000	1,108,831
5.950%, 01/18/18	1,600,000	1,602,523
7.500%, 02/15/19	3,000,000	3,170,506
HSBC Bank plc 1.500%, 05/15/18 (144A)	821,000	819,812
4.750%, 01/19/21 (144A)	1,600,000	1,701,218
HSBC Holdings plc 2.650%, 01/05/22	2,940,000	2,920,485
3.033%, 11/22/23 (a)	473,000	473,952
3.600%, 05/25/23	550,000	565,872
3.900%, 05/25/26	200,000	207,428
4.041%, 3M USD LIBOR + 1.546%, 03/13/28 (a)	240,000	250,114
4.250%, 08/18/25	300,000	311,108
4.375%, 11/23/26	1,006,000	1,050,282

Banks—(Continued)
HSBC USA, Inc. 1.625%, 01/16/18 (d)	500,000	499,963
Huntington Bancshares, Inc. 2.300%, 01/14/22	813,000	799,909
Industrial & Commercial Bank of China, Ltd. 2.452%, 10/20/21	750,000	735,105
ING Bank NV 1.650%, 08/15/19 (144A)	300,000	296,574
2.000%, 11/26/18 (144A)	284,000	283,857
5.800%, 09/25/23 (144A)	716,000	803,521
ING Groep NV 3.950%, 03/29/27	217,000	226,228
Intesa Sanpaolo S.p.A. 3.875%, 07/14/27 (144A)	562,000	561,737
KeyCorp 5.100%, 03/24/21 (d)	896,000	965,596
Lloyds Banking Group plc 3.000%, 01/11/22	300,000	301,497
3.750%, 01/11/27	973,000	988,114
4.582%, 12/10/25	400,000	419,421
Macquarie Bank, Ltd. 2.600%, 06/24/19 (144A)	979,000	981,650
2.850%, 07/29/20 (144A) (d)	250,000	251,598
4.000%, 07/29/25 (144A)	250,000	260,762
Macquarie Group, Ltd. 3.763%, 3M USD LIBOR + 1.372%, 11/28/28 (144A) (a) (d)	500,000	496,975
6.000%, 01/14/20 (144A)	1,572,000	1,674,774
Mitsubishi UFJ Financial Group, Inc. 2.527%, 09/13/23	250,000	243,508
Mizuho Bank, Ltd. 1.800%, 03/26/18 (144A)	484,000	483,999
3.600%, 09/25/24 (144A)	950,000	982,042
Morgan Stanley 1.875%, 01/05/18	517,000	516,991
2.750%, 05/19/22	250,000	249,082
3.591%, 3M USD LIBOR + 1.340%, 07/22/28 (a)	1,067,000	1,076,820
3.625%, 01/20/27	700,000	716,418
3.700%, 10/23/24	500,000	516,664
3.875%, 04/29/24	700,000	730,853
5.000%, 11/24/25	1,269,000	1,388,593
5.500%, 01/26/20	1,430,000	1,515,383
5.500%, 07/28/21	807,000	882,728
5.625%, 09/23/19	3,030,000	3,193,058
5.750%, 01/25/21	2,500,000	2,724,339
6.625%, 04/01/18	1,757,000	1,776,249
National Australia Bank, Ltd. 2.400%, 12/09/19 (144A)	400,000	400,600
Nordea Bank AB 1.625%, 05/15/18 (144A)	1,400,000	1,398,810
4.875%, 01/27/20 (144A)	500,000	525,251
Northern Trust Corp. 3.375%, 08/23/21	300,000	308,581
3.375%, 3M USD LIBOR + 1.131%, 05/08/32 (a)	251,000	250,070

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
PNC Financial Services Group, Inc. (The) 4.375%, 08/11/20	650,000	$683,000
5.125%, 02/08/20	800,000	844,333
6.700%, 06/10/19	650,000	689,593
Regions Financial Corp. 3.200%, 02/08/21	268,000	272,679
Royal Bank of Canada 1.875%, 02/05/20	2,000,000	1,983,416
2.000%, 10/01/18	1,819,000	1,819,806
2.000%, 12/10/18	69,000	68,926
2.200%, 07/27/18	153,000	153,224
4.650%, 01/27/26	495,000	533,424
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	1,200,000	1,258,066
Skandinaviska Enskilda Banken AB 1.750%, 03/19/18 (144A)	402,000	401,875
Societe Generale S.A. 4.250%, 04/14/25 (144A)	500,000	510,068
Stadshypotek AB 1.875%, 10/02/19 (144A)	1,500,000	1,489,724
Standard Chartered plc 5.200%, 01/26/24 (144A)	1,000,000	1,074,387
State Street Corp. 3.100%, 05/15/23	407,000	410,533
3.700%, 11/20/23	1,608,000	1,693,204
Sumitomo Mitsui Financial Group, Inc. 2.442%, 10/19/21 (d)	318,000	314,650
2.778%, 10/18/22	411,000	408,135
2.784%, 07/12/22 (d)	800,000	795,430
2.846%, 01/11/22	900,000	901,787
3.010%, 10/19/26	212,000	206,364
Sumitomo Mitsui Trust Bank, Ltd. 2.050%, 10/18/19 (144A)	1,000,000	993,233
SunTrust Banks, Inc. 2.750%, 05/01/23	2,000,000	1,981,690
Toronto-Dominion Bank (The) 1.750%, 07/23/18	300,000	299,756
2.250%, 11/05/19 (d)	255,000	255,154
2.500%, 12/14/20	500,000	501,599
3.625%, 5Y USD Swap + 2.205%, 09/15/31 (a)	433,000	431,883
U.S. Bancorp 2.375%, 07/22/26	1,570,000	1,478,191
3.150%, 04/27/27	500,000	500,915
U.S. Bank N.A. 2.125%, 10/28/19	350,000	350,128
UBS AG 2.450%, 12/01/20 (144A)	200,000	199,397
UBS Group Funding Switzerland AG 2.859%, 3M USD LIBOR + 0.954%, 08/15/23 (144A) (a)	276,000	272,845
3.491%, 05/23/23 (144A)	762,000	774,126
4.125%, 09/24/25 (144A)	300,000	314,836
Wachovia Corp. 5.750%, 02/01/18	500,000	501,550
Wells Fargo & Co. 2.500%, 03/04/21	179,000	178,918
3.069%, 01/24/23	3,470,000	3,496,041

Banks—(Continued)
Wells Fargo & Co. 3.300%, 09/09/24	770,000	781,944
3.500%, 03/08/22 (d)	1,900,000	1,961,865
4.100%, 06/03/26	1,291,000	1,353,771
4.650%, 11/04/44	595,000	648,844
4.750%, 12/07/46	383,000	428,056
5.375%, 11/02/43	1,005,000	1,196,746
Westpac Banking Corp. 1.375%, 05/30/18 (144A)	2,000,000	1,996,503
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (a)	1,050,000	1,081,828

		169,463,920

Beverages—0.4%
Anheuser-Busch InBev Finance, Inc. 1.900%, 02/01/19	310,000	309,357
3.300%, 02/01/23	3,722,000	3,808,698
3.650%, 02/01/26	1,000,000	1,031,978
4.700%, 02/01/36	1,500,000	1,677,224
Beam Suntory, Inc. 3.250%, 05/15/22	760,000	771,838
Coca-Cola Femsa S.A.B. de C.V. 3.875%, 11/26/23	350,000	366,116
Constellation Brands, Inc. 4.250%, 05/01/23	100,000	105,786
Dr Pepper Snapple Group, Inc. 3.430%, 06/15/27 (144A)	175,000	175,287
Heineken NV 3.400%, 04/01/22 (144A)	1,339,000	1,378,071
PepsiCo, Inc. 3.450%, 10/06/46	800,000	776,106

		10,400,461

Biotechnology—0.3%
Amgen, Inc. 3.625%, 05/15/22	100,000	103,530
3.625%, 05/22/24	873,000	907,037
4.563%, 06/15/48	2,696,000	3,006,072
5.700%, 02/01/19	100,000	103,795
Baxalta, Inc. 5.250%, 06/23/45	89,000	103,723
Biogen, Inc. 5.200%, 09/15/45	133,000	157,881
Celgene Corp. 3.250%, 08/15/22	490,000	497,757
3.625%, 05/15/24	591,000	607,810
3.950%, 10/15/20	500,000	517,758
4.350%, 11/15/47 (d)	278,000	288,767
5.700%, 10/15/40	165,000	195,819
Gilead Sciences, Inc. 2.500%, 09/01/23	79,000	77,991
3.250%, 09/01/22	630,000	648,409
3.500%, 02/01/25	115,000	118,934
3.650%, 03/01/26 (d)	115,000	119,301
3.700%, 04/01/24	704,000	736,517
4.000%, 09/01/36	201,000	212,644

		8,403,745

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—0.1%
CRH America Finance, Inc. 3.400%, 05/09/27 (144A)	214,000	$213,951
Johnson Controls International plc 3.625%, 07/02/24	277,000	287,090
4.950%, 07/02/64	737,000	811,846
5.000%, 03/30/20	635,000	669,744
Martin Marietta Materials, Inc. 3.450%, 06/01/27	499,000	491,879

		2,474,510

Chemicals—0.5%
Agrium, Inc. 3.375%, 03/15/25	87,000	87,403
4.125%, 03/15/35	620,000	640,516
5.250%, 01/15/45	712,000	828,389
Air Liquide Finance S.A. 2.250%, 09/27/23 (144A) (d)	350,000	338,807
CF Industries, Inc. 7.125%, 05/01/20	470,000	512,441
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P. 3.400%, 12/01/26 (144A)	339,000	347,680
Dow Chemical Co. (The) 3.000%, 11/15/22	106,000	106,562
4.125%, 11/15/21	106,000	111,144
4.250%, 10/01/34	1,000,000	1,051,045
8.850%, 09/15/21	640,000	774,760
E.I. du Pont de Nemours & Co. 4.150%, 02/15/43	107,000	110,172
Monsanto Co. 4.700%, 07/15/64	100,000	104,358
Mosaic Co. (The) 4.250%, 11/15/23 (d)	1,980,000	2,050,321
5.450%, 11/15/33 (d)	1,163,000	1,266,570
Potash Corp. of Saskatchewan, Inc. 3.000%, 04/01/25 (d)	440,000	431,240
Praxair, Inc. 1.250%, 11/07/18	900,000	896,294
2.650%, 02/05/25	261,000	258,232
Rohm & Haas Co. 7.850%, 07/15/29	418,000	573,395
Sherwin-Williams Co. (The) 3.125%, 06/01/24	247,000	248,362
Westlake Chemical Corp. 4.375%, 11/15/47	237,000	246,130

		10,983,821

Commercial Services—0.3%
Ecolab, Inc. 2.250%, 01/12/20	297,000	296,847
3.250%, 01/14/23	700,000	715,720
3.250%, 12/01/27 (144A)	215,000	215,114
ERAC USA Finance LLC 3.850%, 11/15/24 (144A)	925,000	958,222
4.500%, 08/16/21 (144A)	1,740,000	1,835,174
7.000%, 10/15/37 (144A)	500,000	668,625

Commercial Services—(Continued)
President & Fellows of Harvard College 3.300%, 07/15/56	714,000	698,940
Western Union Co. (The) 3.600%, 03/15/22 (d)	995,000	1,007,289
6.200%, 06/21/40	200,000	215,235

		6,611,166

Computers—0.6%
Apple, Inc. 2.150%, 02/09/22	540,000	532,978
2.400%, 05/03/23	1,679,000	1,661,722
2.450%, 08/04/26	519,000	497,434
2.750%, 01/13/25	600,000	594,781
2.850%, 05/11/24	409,000	410,832
2.900%, 09/12/27	1,680,000	1,660,100
3.000%, 02/09/24	1,347,000	1,364,098
3.000%, 06/20/27	675,000	672,039
3.200%, 05/11/27	514,000	520,528
3.350%, 02/09/27	363,000	371,848
3.450%, 02/09/45	625,000	609,955
3.750%, 09/12/47	1,200,000	1,229,758
3.850%, 08/04/46	362,000	377,265
Dell International LLC / EMC Corp. 6.020%, 06/15/26 (144A)	1,477,000	1,628,568
DXC Technology Co. 4.250%, 04/15/24	310,000	322,909
Enterprise Services LLC 7.450%, 10/15/29	700,000	870,001
International Business Machines Corp. 6.500%, 01/15/28	300,000	383,161

		13,707,977

Cosmetics/Personal Care—0.0%
Procter & Gamble Co. (The) 2.850%, 08/11/27	750,000	743,842

Distribution/Wholesale—0.0%
WW Grainger, Inc. 4.600%, 06/15/45	190,000	207,971

Diversified Financial Services—1.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.500%, 05/26/22	468,000	474,954
3.500%, 01/15/25	600,000	594,746
Air Lease Corp. 3.000%, 09/15/23	484,000	480,251
3.625%, 04/01/27	100,000	99,921
3.625%, 12/01/27	600,000	599,385
3.875%, 04/01/21	300,000	310,733
American Express Co. 3.000%, 10/30/24	700,000	698,839
American Express Credit Corp. 2.125%, 03/18/19	116,000	116,000
2.250%, 08/15/19	500,000	501,045
2.375%, 05/26/20	500,000	499,421
2.600%, 09/14/20	115,000	115,582

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Ameriprise Financial, Inc. 2.875%, 09/15/26	635,000	$617,471
BOC Aviation, Ltd. 2.750%, 09/18/22 (144A)	480,000	469,813
Brookfield Finance, Inc. 4.700%, 09/20/47	208,000	217,979
Capital One Bank USA N.A. 3.375%, 02/15/23	600,000	605,922
8.800%, 07/15/19	300,000	327,584
CDP Financial, Inc. 4.400%, 11/25/19 (144A)	600,000	623,562
CME Group, Inc. 3.000%, 03/15/25	440,000	445,006
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A)	439,000	441,662
E*TRADE Financial Corp. 3.800%, 08/24/27	177,000	176,424
GE Capital International Funding Co. 2.342%, 11/15/20	6,696,000	6,665,127
4.418%, 11/15/35	3,526,000	3,816,037
International Lease Finance Corp. 5.875%, 08/15/22	298,000	330,144
8.625%, 01/15/22	850,000	1,023,682
Invesco Finance plc 4.000%, 01/30/24	500,000	527,249
Jefferies Group LLC 4.850%, 01/15/27	130,000	138,208
5.125%, 01/20/23	300,000	325,141
6.875%, 04/15/21	475,000	531,383
Legg Mason, Inc. 3.950%, 07/15/24 (d)	700,000	716,139
National Rural Utilities Cooperative Finance Corp. 2.950%, 02/07/24	210,000	211,575
ORIX Corp. 2.900%, 07/18/22	362,000	360,733
Private Export Funding Corp. 2.800%, 05/15/22	1,000,000	1,020,601
3.550%, 01/15/24	7,383,000	7,825,057
Protective Life Global Funding 1.999%, 09/14/21 (144A)	750,000	728,067
Synchrony Financial 3.700%, 08/04/26	981,000	967,188
TD Ameritrade Holding Corp. 2.950%, 04/01/22	295,000	298,533

		33,901,164

Electric—2.0%
Alabama Power Co. 3.550%, 12/01/23	461,000	475,986
4.150%, 08/15/44	218,000	235,247
Arizona Public Service Co. 2.200%, 01/15/20	142,000	141,582
3.350%, 06/15/24	696,000	712,577
4.500%, 04/01/42	200,000	225,669

Electric—(Continued)
Baltimore Gas & Electric Co. 3.750%, 08/15/47	350,000	358,590
5.200%, 06/15/33	1,510,000	1,731,665
Berkshire Hathaway Energy Co. 2.400%, 02/01/20	364,000	365,700
3.750%, 11/15/23	1,736,000	1,807,734
6.125%, 04/01/36	325,000	434,370
CenterPoint Energy Houston Electric LLC 2.250%, 08/01/22	950,000	936,277
China Southern Power Grid International Finance BVI Co., Ltd. 3.500%, 05/08/27 (144A)	960,000	954,241
CMS Energy Corp. 3.875%, 03/01/24	170,000	177,842
8.750%, 06/15/19	295,000	320,996
Commonwealth Edison Co. 3.650%, 06/15/46	162,000	163,631
Consolidated Edison Co. of New York, Inc. 3.875%, 06/15/47	700,000	732,075
Consumers Energy Co. 4.350%, 08/31/64	191,000	206,784
5.650%, 04/15/20	200,000	215,320
Delmarva Power & Light Co. 4.150%, 05/15/45	500,000	547,305
Dominion Energy, Inc. 2.750%, 01/15/22	232,000	231,635
2.850%, 08/15/26 (d)	183,000	176,730
DTE Electric Co. 3.900%, 06/01/21	1,000,000	1,043,660
5.700%, 10/01/37	300,000	380,888
DTE Energy Co. 3.500%, 06/01/24	449,000	459,227
3.850%, 12/01/23	225,000	233,959
Duke Energy Carolinas LLC 4.300%, 06/15/20	619,000	648,336
6.000%, 01/15/38	600,000	807,259
Duke Energy Indiana LLC 3.750%, 05/15/46	350,000	359,015
Duke Energy Ohio, Inc. 3.800%, 09/01/23 (d)	815,000	856,988
Duke Energy Progress LLC 3.700%, 10/15/46	377,000	385,054
4.100%, 03/15/43	200,000	217,214
4.375%, 03/30/44	247,000	280,693
5.300%, 01/15/19	200,000	206,443
5.700%, 04/01/35	360,000	439,884
Enel Finance International NV 3.500%, 04/06/28 (144A)	465,000	454,829
3.625%, 05/25/27 (144A)	480,000	476,906
Entergy Arkansas, Inc. 3.050%, 06/01/23	765,000	767,813
Entergy Corp. 2.950%, 09/01/26	194,000	188,751
Entergy Louisiana LLC 2.400%, 10/01/26	414,000	391,902
3.050%, 06/01/31	195,000	188,920

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Entergy Mississippi, Inc. 2.850%, 06/01/28	170,000	$164,598
Exelon Corp. 3.497%, 06/01/22	600,000	611,460
Exelon Generation Co. LLC 2.950%, 01/15/20	300,000	303,053
3.400%, 03/15/22	343,000	348,764
6.250%, 10/01/39	160,000	187,170
FirstEnergy Corp. 4.850%, 07/15/47	289,000	322,521
Florida Power & Light Co. 5.625%, 04/01/34	1,250,000	1,573,870
Fortis, Inc. 3.055%, 10/04/26	1,500,000	1,448,317
Indiana Michigan Power Co. 3.200%, 03/15/23	330,000	334,253
Jersey Central Power & Light Co. 6.150%, 06/01/37	200,000	247,816
Kansas City Power & Light Co. 3.150%, 03/15/23	604,000	606,757
5.300%, 10/01/41	315,000	372,885
Massachusetts Electric Co. 4.004%, 08/15/46 (144A)	402,000	426,873
MidAmerican Energy Co. 3.700%, 09/15/23	1,100,000	1,147,088
Nevada Power Co. 5.375%, 09/15/40	223,000	276,733
6.650%, 04/01/36	360,000	500,314
7.125%, 03/15/19	200,000	211,512
New England Power Co. 3.800%, 12/05/47 (144A)	280,000	286,264
New York State Electric & Gas Corp. 3.250%, 12/01/26 (144A)	434,000	437,556
NextEra Energy Capital Holdings, Inc. 3.625%, 06/15/23	410,000	421,535
Niagara Mohawk Power Corp. 3.508%, 10/01/24 (144A)	305,000	315,697
Northern States Power Co. 6.250%, 06/01/36	200,000	270,113
6.500%, 03/01/28	628,000	769,173
Ohio Power Co. 5.375%, 10/01/21	305,000	335,318
6.600%, 02/15/33	258,000	339,644
Pacific Gas & Electric Co.
4.000%, 12/01/46	204,000	204,210
4.250%, 05/15/21	782,000	822,637
6.050%, 03/01/34	1,200,000	1,512,529
PacifiCorp 3.600%, 04/01/24	315,000	329,288
5.500%, 01/15/19	500,000	517,134
Pennsylvania Electric Co. 3.250%, 03/15/28 (144A)	113,000	111,187
PPL Capital Funding, Inc. 4.000%, 09/15/47	222,000	228,114
PPL Electric Utilities Corp. 2.500%, 09/01/22	300,000	297,493
4.125%, 06/15/44	208,000	227,050

Electric—(Continued)
Progress Energy, Inc. 7.000%, 10/30/31	200,000	267,257
PSEG Power LLC 2.450%, 11/15/18	568,000	569,435
Public Service Co. of Colorado 2.500%, 03/15/23	400,000	397,521
Public Service Co. of New Hampshire 3.500%, 11/01/23	272,000	280,541
Public Service Co. of Oklahoma 5.150%, 12/01/19	1,010,000	1,057,644
6.625%, 11/15/37	600,000	813,783
Public Service Electric & Gas Co. 3.800%, 01/01/43	700,000	733,970
Sierra Pacific Power Co. 3.375%, 08/15/23	556,000	573,427
South Carolina Electric & Gas Co. 6.050%, 01/15/38	250,000	312,471
Southern California Edison Co. 5.550%, 01/15/36	500,000	616,426
Southern Co. (The) 2.150%, 09/01/19	855,000	852,445
Southern Power Co. 4.950%, 12/15/46	468,000	513,345
5.150%, 09/15/41	400,000	444,874
Southwestern Public Service Co. 4.500%, 08/15/41	250,000	285,391
State Grid Overseas Investment, Ltd. 1.750%, 05/22/18 (144A)	499,000	497,894
Toledo Edison Co. (The) 6.150%, 05/15/37	400,000	515,530
Tri-State Generation & Transmission Association, Inc. 4.250%, 06/01/46	206,000	211,320
Virginia Electric & Power Co. 2.750%, 03/15/23	400,000	398,139
2.950%, 01/15/22	489,000	495,024
3.450%, 02/15/24	102,000	105,321
4.450%, 02/15/44	126,000	142,156
6.000%, 05/15/37	685,000	903,443

		47,435,980

Electronics—0.1%
Arrow Electronics, Inc. 3.000%, 03/01/18	49,000	49,062
3.250%, 09/08/24	439,000	430,169
3.875%, 01/12/28	376,000	374,873
Koninklijke Philips NV 3.750%, 03/15/22	1,680,000	1,749,218

		2,603,322

Engineering & Construction—0.0%
Fluor Corp. 3.375%, 09/15/21	550,000	562,264
Mexico City Airport Trust 5.500%, 07/31/47 (144A)	208,000	205,400

		767,664

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—0.0%
Republic Services, Inc. 5.500%, 09/15/19	650,000	$683,527
Waste Management, Inc. 3.125%, 03/01/25	257,000	259,007

		942,534

Food—0.4%
Danone S.A. 2.589%, 11/02/23 (144A)	1,000,000	975,207
Kellogg Co. 3.400%, 11/15/27	700,000	696,623
Kraft Heinz Foods Co. 3.950%, 07/15/25	260,000	268,546
5.000%, 07/15/35	1,400,000	1,528,481
6.125%, 08/23/18	700,000	718,105
6.500%, 02/09/40	400,000	507,489
6.875%, 01/26/39	731,000	962,284
Kroger Co. (The) 4.000%, 02/01/24	229,000	237,915
7.500%, 04/01/31	1,140,000	1,502,404
8.000%, 09/15/29	610,000	809,922
McCormick & Co., Inc. 3.150%, 08/15/24	269,000	270,425
3.400%, 08/15/27	396,000	401,186
Tyson Foods, Inc. 3.950%, 08/15/24	1,456,000	1,531,234

		10,409,821

Forest Products & Paper—0.1%
International Paper Co. 3.000%, 02/15/27 (d)	429,000	415,936
7.300%, 11/15/39	350,000	493,044
8.700%, 06/15/38	250,000	378,128

		1,287,108

Gas—0.4%
Atmos Energy Corp. 4.125%, 10/15/44	450,000	491,404
4.150%, 01/15/43	460,000	494,441
8.500%, 03/15/19	200,000	214,994
CenterPoint Energy Resources Corp. 4.500%, 01/15/21	429,000	448,686
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	345,000	335,377
Korea Gas Corp. 1.875%, 07/18/21 (144A)	400,000	384,658
Nisource Finance Corp. 4.800%, 02/15/44	162,000	183,385
6.250%, 12/15/40	510,000	660,009
Sempra Energy 2.875%, 10/01/22	1,625,000	1,622,866
3.550%, 06/15/24	709,000	726,617
4.050%, 12/01/23	1,054,000	1,102,489

Gas—(Continued)
Southern Co. Gas Capital Corp. 2.450%, 10/01/23	172,000	166,457
3.500%, 09/15/21	1,000,000	1,022,746
3.950%, 10/01/46	212,000	210,492
4.400%, 06/01/43	375,000	398,891
6.000%, 10/01/34	1,000,000	1,204,083
Southwest Gas Corp. 3.800%, 09/29/46	332,000	333,543

		10,001,138

Healthcare-Products—0.2%
Abbott Laboratories 3.875%, 09/15/25	464,000	479,926
Becton Dickinson & Co. 2.675%, 12/15/19	127,000	127,459
3.734%, 12/15/24	85,000	87,057
Covidien International Finance S.A. 2.950%, 06/15/23	377,000	380,447
Medtronic, Inc. 3.125%, 03/15/22	398,000	406,764
4.375%, 03/15/35	895,000	1,008,946
Stryker Corp. 4.100%, 04/01/43	600,000	622,696
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	286,000	277,909
3.150%, 01/15/23	1,066,000	1,079,318
4.150%, 02/01/24	515,000	546,289

		5,016,811

Healthcare-Services—0.3%
Aetna, Inc. 2.800%, 06/15/23	269,000	264,745
6.625%, 06/15/36	297,000	395,071
Anthem, Inc. 2.300%, 07/15/18	751,000	752,639
3.500%, 08/15/24 (d)	1,035,000	1,055,223
4.650%, 08/15/44	324,000	355,827
Laboratory Corp. of America Holdings 3.200%, 02/01/22	447,000	455,736
Magellan Health, Inc. 4.400%, 09/22/24	1,000,000	1,006,509
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	210,000	203,431
Quest Diagnostics, Inc. 3.450%, 06/01/26	140,000	140,464
4.750%, 01/30/20	400,000	417,996
Roche Holdings, Inc. 3.350%, 09/30/24 (144A)	660,000	682,509
Texas Health Resources 4.330%, 11/15/55	250,000	274,155
UnitedHealth Group, Inc. 2.875%, 03/15/23	250,000	252,872
4.625%, 07/15/35	320,000	372,666
5.800%, 03/15/36	675,000	877,722

		7,507,565

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Holding Companies-Diversified—0.0%
Hutchison Whampoa International 11, Ltd. 4.625%, 01/13/22 (144A)	1,100,000	$1,168,715

Household Products/Wares—0.0%
Kimberly-Clark Corp. 2.400%, 06/01/23	600,000	594,101

Insurance—1.2%
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	1,000,000	1,333,713
Allstate Corp. (The) 3.150%, 06/15/23	407,000	412,781
American International Group, Inc. 3.875%, 01/15/35	259,000	259,977
4.125%, 02/15/24	868,000	917,132
Aon plc 3.500%, 06/14/24	935,000	955,342
Arch Capital Finance LLC 5.031%, 12/15/46	306,000	355,659
Athene Global Funding 2.750%, 04/20/20 (144A)	844,000	844,425
4.000%, 01/25/22 (144A)	368,000	379,740
Berkshire Hathaway Finance Corp. 4.300%, 05/15/43	831,000	929,046
Berkshire Hathaway, Inc. 3.000%, 02/11/23	1,000,000	1,020,176
Chubb INA Holdings, Inc. 2.700%, 03/13/23	400,000	397,373
2.875%, 11/03/22	260,000	263,540
3.150%, 03/15/25	131,000	132,539
3.350%, 05/15/24	435,000	448,051
CNA Financial Corp. 6.950%, 01/15/18	550,000	550,859
Dai-ichi Life Insurance Co., Ltd. (The) 4.000%, 3M USD LIBOR + 3.660%, 07/24/26 (144A) (a)	759,000	743,592
Great-West Lifeco Finance Delaware L.P. 4.150%, 06/03/47 (144A)	720,000	755,704
Guardian Life Insurance Co. of America (The) 4.850%, 01/24/77 (144A)	156,000	171,307
Jackson National Life Global Funding 3.050%, 04/29/26 (144A)	300,000	295,393
3.250%, 01/30/24 (144A)	460,000	464,601
Liberty Mutual Group, Inc. 4.950%, 05/01/22 (144A)	700,000	755,329
Liberty Mutual Insurance Co. 8.500%, 05/15/25 (144A)	800,000	1,034,120
Lincoln National Corp. 4.200%, 03/15/22	350,000	368,582
6.250%, 02/15/20	800,000	861,469
Manulife Financial Corp. 4.061%, 5Y USD Swap + 1.647%, 02/24/32 (a)	950,000	957,167
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	453,000	452,743
2.750%, 01/30/22	58,000	58,117
3.500%, 03/10/25	621,000	639,784

Insurance—(Continued)
Massachusetts Mutual Life Insurance Co. 5.625%, 05/15/33 (144A)	720,000	863,096
7.625%, 11/15/23 (144A)	550,000	655,746
MassMutual Global Funding II 5.250%, 07/31/18 (144A)	880,000	894,527
Nationwide Mutual Insurance Co. 8.250%, 12/01/31 (144A)	1,000,000	1,441,777
9.375%, 08/15/39 (144A)	200,000	340,139
New York Life Global Funding 1.550%, 11/02/18 (144A)	317,000	315,899
Pacific Life Insurance Co. 4.300%, 3M USD LIBOR + 2.796%, 10/24/67 (144A) (a)	446,000	447,383
Pricoa Global Funding I 1.600%, 05/29/18 (144A)	1,678,000	1,676,460
Principal Financial Group, Inc. 3.125%, 05/15/23	250,000	251,347
Progressive Corp. (The) 2.450%, 01/15/27	600,000	573,675
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	2,150,000	2,819,954
Reliance Standard Life Global Funding II 2.500%, 01/15/20 (144A)	240,000	240,011
3.050%, 01/20/21 (144A)	149,000	151,024
Teachers Insurance & Annuity Association of America 4.270%, 05/15/47 (144A)	480,000	507,620
Voya Financial, Inc. 3.125%, 07/15/24	500,000	495,502
3.650%, 06/15/26 (d)	150,000	151,696
XLIT, Ltd. 6.375%, 11/15/24	921,000	1,072,884

		29,657,001

Internet—0.3%
Alibaba Group Holding, Ltd. 4.000%, 12/06/37	244,000	252,504
Amazon.com, Inc. 3.800%, 12/05/24 (d)	1,020,000	1,077,282
3.875%, 08/22/37 (144A)	800,000	848,879
4.250%, 08/22/57 (144A)	1,000,000	1,090,894
4.800%, 12/05/34	815,000	956,590
eBay, Inc. 2.600%, 07/15/22	1,990,000	1,972,054
4.000%, 07/15/42	700,000	646,386

		6,844,589

Iron/Steel—0.1%
Nucor Corp. 4.000%, 08/01/23	1,049,000	1,098,392
6.400%, 12/01/37	250,000	334,702
Vale Overseas, Ltd. 6.250%, 08/10/26	382,000	442,547
6.875%, 11/21/36 (d)	750,000	918,750

		2,794,391

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp. 2.750%, 08/20/21	360,000	$364,252
3.250%, 12/01/24	393,000	403,189
3.750%, 11/24/23	769,000	808,989
7.150%, 02/15/19	1,000,000	1,055,969

		2,632,399

Machinery-Diversified—0.0%
Deere & Co. 8.100%, 05/15/30	600,000	863,300
Roper Technologies, Inc. 3.000%, 12/15/20	125,000	126,487
Xylem, Inc. 3.250%, 11/01/26	118,000	117,380

		1,107,167

Media—1.2%
21st Century Fox America, Inc. 3.700%, 10/15/25 (d)	700,000	730,497
6.150%, 02/15/41	500,000	663,770
6.550%, 03/15/33	370,000	486,318
6.900%, 03/01/19	900,000	947,278
CBS Corp. 3.700%, 08/15/24	874,000	899,330
4.850%, 07/01/42	255,000	267,430
4.900%, 08/15/44	135,000	141,879
5.900%, 10/15/40	125,000	147,641
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25	2,174,000	2,311,365
5.375%, 05/01/47	1,000,000	1,025,349
6.384%, 10/23/35	275,000	321,097
6.834%, 10/23/55	400,000	481,137
Comcast Corp. 4.200%, 08/15/34	556,000	594,080
4.250%, 01/15/33	1,880,000	2,049,135
6.500%, 11/15/35	308,000	416,399
COX Communications, Inc. 3.250%, 12/15/22 (144A)	1,010,000	1,011,989
4.800%, 02/01/35 (144A) (d)	1,100,000	1,120,962
Discovery Communications LLC 3.300%, 05/15/22	625,000	629,576
3.950%, 03/20/28	315,000	313,316
4.375%, 06/15/21	1,240,000	1,297,276
Grupo Televisa S.A.B. 6.125%, 01/31/46	200,000	236,785
NBCUniversal Enterprise, Inc. 1.974%, 04/15/19 (144A)	1,000,000	998,185
NBCUniversal Media LLC 2.875%, 01/15/23	1,000,000	1,010,145
Sky plc 3.750%, 09/16/24 (144A)	431,000	449,514
TCI Communications, Inc. 7.125%, 02/15/28	801,000	1,048,229

Media—(Continued)
Thomson Reuters Corp. 3.950%, 09/30/21	2,252,000	2,331,008
5.850%, 04/15/40	100,000	120,875
Time Warner Cable LLC 4.125%, 02/15/21	1,300,000	1,338,718
Time Warner, Inc. 3.550%, 06/01/24	2,970,000	3,002,632
Viacom, Inc. 3.875%, 04/01/24 (d)	237,000	236,460
6.875%, 04/30/36	798,000	905,457
Walt Disney Co. (The) 1.850%, 07/30/26	156,000	142,863
3.000%, 07/30/46	60,000	53,348

		27,730,043

Mining—0.1%
Anglo American Capital plc 3.625%, 09/11/24 (144A)	336,000	334,391
4.000%, 09/11/27 (144A) (d)	336,000	333,755
Barrick Gold Corp. 6.450%, 10/15/35	700,000	883,511
BHP Billiton Finance USA, Ltd. 2.875%, 02/24/22	98,000	99,131
5.000%, 09/30/43	414,000	507,583
Vale Canada, Ltd. 7.200%, 09/15/32	500,000	567,500

		2,725,871

Miscellaneous Manufacturing—0.3%
Eaton Corp. 6.950%, 03/20/19	282,000	296,649
General Electric Co. 3.450%, 05/15/24	393,000	405,434
4.375%, 09/16/20	1,060,000	1,113,453
5.500%, 01/08/20	616,000	654,057
6.000%, 08/07/19	673,000	713,105
Illinois Tool Works, Inc. 1.950%, 03/01/19	252,000	251,593
Ingersoll-Rand Global Holding Co., Ltd. 2.875%, 01/15/19	400,000	402,048
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	320,000	319,914
Parker-Hannifin Corp. 3.300%, 11/21/24	143,000	146,332
4.100%, 03/01/47	250,000	268,730
4.450%, 11/21/44	333,000	371,811
Siemens Financieringsmaatschappij NV 3.125%, 03/16/24 (144A)	500,000	507,375
3.300%, 09/15/46 (144A)	350,000	326,918
Textron, Inc. 3.650%, 03/15/27	342,000	347,573

		6,124,992

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Multi-National—0.1%
African Development Bank 8.800%, 09/01/19	1,275,000	$1,404,304

Oil & Gas—2.1%
Anadarko Finance Co. 7.500%, 05/01/31	805,000	1,033,297
Anadarko Holding Co. 7.150%, 05/15/28	949,000	1,139,479
Anadarko Petroleum Corp. 8.700%, 03/15/19	1,600,000	1,715,489
Apache Corp. 3.250%, 04/15/22	870,000	876,571
5.100%, 09/01/40	650,000	692,500
BP Capital Markets plc 1.375%, 05/10/18	518,000	517,209
3.017%, 01/16/27	105,000	104,061
3.224%, 04/14/24	1,000,000	1,024,633
3.245%, 05/06/22	1,475,000	1,511,845
3.535%, 11/04/24	300,000	311,691
3.588%, 04/14/27	550,000	569,176
3.814%, 02/10/24	650,000	683,320
Canadian Natural Resources, Ltd. 1.750%, 01/15/18	500,000	499,911
3.900%, 02/01/25	512,000	527,132
5.850%, 02/01/35	150,000	175,844
6.450%, 06/30/33	200,000	244,590
Cenovus Energy, Inc. 6.750%, 11/15/39	1,100,000	1,317,233
Chevron Corp. 2.355%, 12/05/22	690,000	684,531
2.411%, 03/03/22	500,000	499,492
2.895%, 03/03/24	537,000	541,771
3.191%, 06/24/23	425,000	436,741
CNOOC Finance 2013, Ltd. 3.000%, 05/09/23	848,000	838,544
CNOOC Finance 2015 Australia Pty, Ltd. 2.625%, 05/05/20	393,000	392,020
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	919,386
Devon Energy Corp. 4.000%, 07/15/21	300,000	312,409
Ecopetrol S.A. 4.125%, 01/16/25	433,000	435,165
5.875%, 09/18/23	282,000	311,610
Encana Corp. 6.500%, 08/15/34	150,000	185,359
7.200%, 11/01/31	400,000	513,556
8.125%, 09/15/30	450,000	605,864
Eni USA, Inc. 7.300%, 11/15/27	480,000	600,638
EOG Resources, Inc. 4.100%, 02/01/21	880,000	917,555
5.100%, 01/15/36	314,000	362,669
EQT Corp. 3.900%, 10/01/27	458,000	455,313

Oil & Gas—(Continued)
Exxon Mobil Corp. 2.726%, 03/01/23	945,000	951,690
4.114%, 03/01/46	440,000	492,464
Hess Corp. 6.000%, 01/15/40	600,000	663,034
7.125%, 03/15/33	600,000	723,846
Marathon Oil Corp. 2.800%, 11/01/22 (d)	900,000	891,232
6.600%, 10/01/37	200,000	250,586
Marathon Petroleum Corp. 3.625%, 09/15/24	371,000	378,357
Nabors Industries, Inc. 4.625%, 09/15/21 (d)	1,975,000	1,881,188
5.000%, 09/15/20 (d)	300,000	299,250
Noble Energy, Inc. 3.850%, 01/15/28	500,000	501,528
5.625%, 05/01/21	218,000	223,926
6.000%, 03/01/41	360,000	425,767
Noble Holding International, Ltd. 5.750%, 03/16/18 (d)	48,000	48,120
Occidental Petroleum Corp. 3.000%, 02/15/27	350,000	347,953
Petro-Canada 5.950%, 05/15/35	210,000	262,905
7.875%, 06/15/26	544,000	697,752
9.250%, 10/15/21	243,000	298,156
Petroleos Mexicanos 4.625%, 09/21/23 (d)	800,000	823,000
4.875%, 01/18/24	317,000	328,396
5.625%, 01/23/46	738,000	683,019
6.375%, 01/23/45	918,000	922,911
6.500%, 03/13/27 (144A)	742,000	811,006
6.750%, 09/21/47	716,000	747,397
6.875%, 08/04/26	1,305,000	1,479,544
Shell International Finance B.V. 2.875%, 05/10/26	1,509,000	1,509,013
3.400%, 08/12/23	420,000	436,097
3.750%, 09/12/46	806,000	822,056
4.000%, 05/10/46	1,585,000	1,688,106
4.125%, 05/11/35	600,000	654,514
4.300%, 09/22/19	800,000	828,721
Sinopec Group Overseas Development 2013, Ltd. 4.375%, 10/17/23 (144A)	1,246,000	1,321,982
Statoil ASA 1.150%, 05/15/18	389,000	388,058
2.650%, 01/15/24	393,000	391,302
3.250%, 11/10/24	399,000	410,194
6.700%, 01/15/18	180,000	180,278
7.250%, 09/23/27	1,040,000	1,372,970
Suncor Energy, Inc. 5.950%, 12/01/34	668,000	839,835
Tosco Corp. 7.800%, 01/01/27	900,000	1,191,880
Total Capital International S.A. 3.700%, 01/15/24	654,000	689,561

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Valero Energy Corp. 7.500%, 04/15/32	180,000	$242,573

		50,056,771

Oil & Gas Services—0.2%
Baker Hughes, Inc. 5.125%, 09/15/40	360,000	423,216
Halliburton Co. 4.850%, 11/15/35	270,000	302,897
6.750%, 02/01/27	650,000	767,064
7.450%, 09/15/39	200,000	285,997
8.750%, 02/15/21	350,000	411,383
Schlumberger Investment S.A. 2.400%, 08/01/22 (144A)	600,000	592,732
3.300%, 09/14/21 (144A)	650,000	665,904
3.650%, 12/01/23	614,000	646,396

		4,095,589

Pharmaceuticals—0.7%
AbbVie, Inc. 2.850%, 05/14/23	200,000	199,562
3.600%, 05/14/25	1,787,000	1,837,171
4.300%, 05/14/36	27,000	28,931
4.500%, 05/14/35	2,340,000	2,570,120
Allergan Funding SCS 3.450%, 03/15/22	1,504,000	1,528,146
3.850%, 06/15/24	1,038,000	1,063,683
4.550%, 03/15/35	652,000	689,924
Allergan, Inc. 2.800%, 03/15/23	172,000	170,140
3.375%, 09/15/20	474,000	482,933
Bayer U.S. Finance LLC 2.375%, 10/08/19 (144A)	423,000	423,235
3.375%, 10/08/24 (144A)	472,000	480,236
Cardinal Health, Inc. 3.410%, 06/15/27	400,000	391,538
3.750%, 09/15/25	150,000	152,723
Express Scripts Holding Co. 3.000%, 07/15/23	900,000	893,743
3.500%, 06/15/24 (d)	300,000	302,654
4.800%, 07/15/46	156,000	165,951
Johnson & Johnson 3.400%, 01/15/38	741,000	758,979
Mead Johnson Nutrition Co. 4.125%, 11/15/25	89,000	94,394
Medco Health Solutions, Inc. 4.125%, 09/15/20	800,000	830,170
Merck & Co., Inc. 2.400%, 09/15/22	343,000	341,768
2.800%, 05/18/23	625,000	630,203
3.700%, 02/10/45	60,000	62,636
Mylan, Inc. 3.125%, 01/15/23 (144A)	300,000	295,836
Novartis Capital Corp. 3.400%, 05/06/24	863,000	897,490

Pharmaceuticals—(Continued)
Pfizer, Inc. 3.000%, 12/15/26	450,000	452,712
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23	445,000	437,468
Teva Pharmaceutical Finance Co. B.V. 2.950%, 12/18/22	500,000	447,575
Teva Pharmaceutical Finance Netherlands B.V. 2.800%, 07/21/23	1,137,000	990,112
4.100%, 10/01/46	60,000	45,690

		17,665,723

Pipelines—1.1%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 4.250%, 12/01/27	375,000	378,218
ANR Pipeline Co. 7.375%, 02/15/24	226,000	269,154
APT Pipelines, Ltd. 4.250%, 07/15/27 (144A)	687,000	710,939
Boardwalk Pipelines L.P. 4.450%, 07/15/27	132,000	134,289
4.950%, 12/15/24	833,000	892,386
5.950%, 06/01/26	191,000	213,051
Buckeye Partners L.P. 2.650%, 11/15/18	400,000	401,156
3.950%, 12/01/26	111,000	109,103
4.875%, 02/01/21	600,000	631,084
5.850%, 11/15/43	575,000	619,325
Enbridge, Inc. 3.700%, 07/15/27	538,000	540,268
5.500%, 12/01/46	350,000	420,861
Energy Transfer L.P. 3.600%, 02/01/23	114,000	114,120
4.050%, 03/15/25	273,000	272,796
4.750%, 01/15/26	308,000	319,545
4.900%, 02/01/24	244,000	258,031
6.050%, 06/01/41	1,167,000	1,250,384
6.500%, 02/01/42	134,000	151,730
Energy Transfer L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	270,000	287,812
EnLink Midstream Partners L.P. 4.150%, 06/01/25	261,000	263,723
5.600%, 04/01/44	201,000	211,036
Enterprise Products Operating LLC 3.350%, 03/15/23	417,000	425,219
3.750%, 02/15/25	515,000	531,014
3.900%, 02/15/24	662,000	689,805
4.950%, 10/15/54	179,000	195,840
5.100%, 02/15/45	379,000	432,464
6.875%, 03/01/33	150,000	197,170
Gulf South Pipeline Co. L.P. 4.000%, 06/15/22	200,000	205,402
Magellan Midstream Partners L.P. 4.200%, 12/01/42	269,000	264,349
4.250%, 02/01/21	659,000	687,647
5.150%, 10/15/43	201,000	227,362
6.400%, 07/15/18	1,420,000	1,453,616

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
MPLX L.P. 4.875%, 12/01/24	529,000	$570,209
5.200%, 03/01/47	215,000	235,947
ONEOK Partners L.P. 3.200%, 09/15/18	145,000	145,845
3.375%, 10/01/22	44,000	44,308
4.900%, 03/15/25	1,000,000	1,072,224
5.000%, 09/15/23 (d)	96,000	102,860
6.650%, 10/01/36	950,000	1,166,008
Phillips 66 Partners L.P. 3.550%, 10/01/26	117,000	115,961
4.900%, 10/01/46	255,000	269,776
Plains All American Pipeline L.P. / PAA Finance Corp. 3.600%, 11/01/24	1,875,000	1,825,982
3.650%, 06/01/22	176,000	177,026
4.900%, 02/15/45	814,000	781,668
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	244,000	268,324
8.000%, 03/01/32	210,000	284,706
Sunoco Logistics Partners Operations L.P. 3.900%, 07/15/26	117,000	114,492
4.250%, 04/01/24	233,000	237,538
4.950%, 01/15/43	394,000	370,646
5.300%, 04/01/44	200,000	197,380
5.350%, 05/15/45	633,000	629,021
6.100%, 02/15/42	500,000	532,565
TC PipeLines L.P. 3.900%, 05/25/27	254,000	255,269
TransCanada PipeLines, Ltd. 2.500%, 08/01/22	350,000	347,775
3.750%, 10/16/23	910,000	950,802
7.125%, 01/15/19	490,000	513,930
7.250%, 08/15/38	200,000	291,902
Western Gas Partners L.P. 4.650%, 07/01/26	280,000	291,064
5.450%, 04/01/44	178,000	189,145
Williams Partners L.P. 3.900%, 01/15/25	262,000	267,025

		26,008,297

Real Estate—0.1%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	632,000	619,497
Mitsui Fudosan Co., Ltd. 3.650%, 07/20/27 (144A)	793,000	814,069
Ontario Teachers’ Cadillac Fairview Properties Trust 3.125%, 03/20/22 (144A)	579,000	586,722
3.875%, 03/20/27 (144A)	603,000	616,471
ProLogis L.P. 3.750%, 11/01/25	89,000	93,310

		2,730,069

Real Estate Investment Trusts—0.9%
American Tower Corp. 2.250%, 01/15/22	500,000	486,981
3.375%, 10/15/26	287,000	281,973
3.500%, 01/31/23	790,000	807,776
AvalonBay Communities, Inc. 2.850%, 03/15/23	400,000	399,100
2.900%, 10/15/26 (d)	165,000	160,597
3.900%, 10/15/46	150,000	150,153
Boston Properties L.P. 2.750%, 10/01/26	300,000	283,009
3.200%, 01/15/25	380,000	378,789
3.800%, 02/01/24	500,000	518,132
3.850%, 02/01/23	800,000	833,417
Brixmor Operating Partnership L.P. 3.850%, 02/01/25	500,000	499,334
Crown Castle International Corp. 4.000%, 03/01/27	166,000	169,723
4.875%, 04/15/22	835,000	895,424
DDR Corp. 4.700%, 06/01/27 (d)	226,000	236,600
Digital Realty Trust L.P. 3.700%, 08/15/27	270,000	271,965
Duke Realty L.P. 3.625%, 04/15/23	1,128,000	1,155,482
EPR Properties 4.500%, 06/01/27	497,000	499,828
Equity Commonwealth 5.875%, 09/15/20	800,000	845,135
ERP Operating L.P. 2.375%, 07/01/19	538,000	539,353
2.850%, 11/01/26	230,000	223,119
4.625%, 12/15/21	150,000	160,672
4.750%, 07/15/20	578,000	609,270
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	387,000	384,022
4.500%, 10/15/37 (144A)	372,000	384,447
Government Properties Income Trust 4.000%, 07/15/22	627,000	630,789
HCP, Inc. 3.400%, 02/01/25	303,000	300,326
3.875%, 08/15/24	1,986,000	2,032,765
Kimco Realty Corp. 3.800%, 04/01/27 (d)	600,000	605,994
Liberty Property L.P. 3.250%, 10/01/26	199,000	195,848
National Retail Properties, Inc. 3.600%, 12/15/26	453,000	449,184
Realty Income Corp. 3.000%, 01/15/27	410,000	392,331
4.650%, 03/15/47	225,000	246,827
Scentre Group Trust 1 / Scentre Group Trust 2 3.500%, 02/12/25 (144A)	720,000	723,884
Simon Property Group L.P. 2.750%, 02/01/23	200,000	199,638
4.375%, 03/01/21	1,185,000	1,250,591

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
UDR, Inc. 2.950%, 09/01/26	233,000	$223,931
Ventas Realty L.P. 3.500%, 02/01/25	197,000	198,466
3.750%, 05/01/24	647,000	664,303
3.850%, 04/01/27	369,000	375,796
VEREIT Operating Partnership L.P. 4.600%, 02/06/24	960,000	1,003,861
Welltower, Inc. 4.000%, 06/01/25	300,000	310,214
4.500%, 01/15/24	1,024,000	1,094,240
5.250%, 01/15/22	600,000	652,010

		22,725,299

Retail—0.4%
Advance Auto Parts, Inc. 4.500%, 12/01/23	1,001,000	1,052,423
AutoZone, Inc. 3.750%, 06/01/27 (d)	344,000	349,130
CVS Pass-Through Trust 5.773%, 01/10/33 (144A)	794,760	893,607
6.204%, 10/10/25 (144A)	642,185	700,001
8.353%, 07/10/31 (144A)	159,668	205,828
Darden Restaurants, Inc. 3.850%, 05/01/27	296,000	301,661
Home Depot, Inc. (The) 2.125%, 09/15/26	193,000	180,698
2.625%, 06/01/22	700,000	703,906
3.500%, 09/15/56	134,000	128,906
3.750%, 02/15/24	586,000	617,835
4.200%, 04/01/43	207,000	227,992
4.400%, 03/15/45	143,000	161,942
Lowe’s Cos., Inc. 3.120%, 04/15/22	900,000	918,253
3.125%, 09/15/24	276,000	280,258
McDonald’s Corp. 4.700%, 12/09/35	84,000	95,413
6.300%, 10/15/37	152,000	204,145
O’Reilly Automotive, Inc. 3.600%, 09/01/27	494,000	495,816
Target Corp. 3.500%, 07/01/24	484,000	504,598
Wal-Mart Stores, Inc. 3.300%, 04/22/24	575,000	597,383
3.625%, 12/15/47 (d)	500,000	523,824
Walgreen Co. 4.400%, 09/15/42	200,000	200,529
Walgreens Boots Alliance, Inc. 4.500%, 11/18/34	349,000	364,414

		9,708,562

Savings & Loans—0.0%
Nationwide Building Society 2.450%, 07/27/21 (144A) (d)	200,000	198,388
4.000%, 09/14/26 (144A)	449,000	453,919

		652,307

Semiconductors—0.2%
Analog Devices, Inc. 3.125%, 12/05/23	293,000	293,594
4.500%, 12/05/36	336,000	362,208
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.625%, 01/15/24 (144A)	1,205,000	1,198,234
3.875%, 01/15/27 (144A)	1,121,000	1,103,115
Intel Corp. 3.150%, 05/11/27	200,000	203,963
3.700%, 07/29/25	260,000	274,493
4.000%, 12/15/32	1,000,000	1,100,399
QUALCOMM, Inc. 2.600%, 01/30/23	69,000	67,304
3.250%, 05/20/27	627,000	612,197

		5,215,507

Software—0.6%
Microsoft Corp. 2.400%, 08/08/26	400,000	385,746
2.875%, 02/06/24	1,252,000	1,270,125
3.300%, 02/06/27	502,000	517,814
3.500%, 02/12/35	296,000	307,977
3.950%, 08/08/56	180,000	192,131
4.000%, 02/12/55	310,000	331,647
4.100%, 02/06/37	924,000	1,031,653
4.500%, 02/06/57	810,000	959,140
Oracle Corp. 2.500%, 10/15/22	3,410,000	3,405,324
2.950%, 11/15/24	900,000	906,449
3.800%, 11/15/37	900,000	943,893
3.850%, 07/15/36	800,000	845,401
3.900%, 05/15/35	230,000	243,637
4.300%, 07/08/34	1,676,000	1,862,618
VMware, Inc. 2.950%, 08/21/22	933,000	930,393

		14,133,948

Telecommunications—1.7%
America Movil S.A.B. de C.V. 3.125%, 07/16/22 (d)	1,600,000	1,619,059
AT&T, Inc. 3.400%, 05/15/25	891,000	875,987
3.950%, 01/15/25	587,000	601,008
4.125%, 02/17/26	570,000	583,028
4.300%, 02/15/30 (144A)	5,805,000	5,788,774
4.450%, 04/01/24	532,000	562,756
4.500%, 05/15/35	1,000,000	994,066
4.550%, 03/09/49	149,000	140,236
4.750%, 05/15/46	296,000	289,502
4.900%, 08/14/37	2,260,000	2,288,464
5.150%, 11/15/46 (144A)	1,272,000	1,300,025
5.350%, 09/01/40	726,000	766,143
6.350%, 03/15/40	530,000	626,534
6.375%, 03/01/41	300,000	353,879
Cisco Systems, Inc. 3.000%, 06/15/22	278,000	283,377
3.625%, 03/04/24	700,000	737,436
5.900%, 02/15/39	900,000	1,230,475

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Crown Castle Towers LLC 6.113%, 01/15/20 (144A)	1,000,000	$1,054,142
Deutsche Telekom International Finance B.V. 3.600%, 01/19/27 (144A)	980,000	984,754
Qwest Corp. 6.875%, 09/15/33	587,000	562,736
Rogers Communications, Inc. 8.750%, 05/01/32	940,000	1,335,477
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	1,752,188	1,763,139
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	210,000	210,746
4.103%, 03/08/27	588,000	607,929
5.134%, 04/27/20	551,000	583,295
5.213%, 03/08/47	547,000	620,763
Verizon Communications, Inc. 2.946%, 03/15/22	1,712,000	1,722,428
3.000%, 11/01/21	1,500,000	1,516,773
3.450%, 03/15/21	534,000	550,277
4.125%, 03/16/27	400,000	417,085
4.400%, 11/01/34	1,263,000	1,287,047
4.500%, 08/10/33	2,329,000	2,442,724
4.672%, 03/15/55	339,000	327,286
4.812%, 03/15/39	4,185,000	4,378,379
5.012%, 08/21/54	204,000	208,894
5.250%, 03/16/37	548,000	602,626
Vodafone Group plc 1.500%, 02/19/18	300,000	299,776
6.150%, 02/27/37	500,000	627,149

		41,144,174

Transportation—0.4%
Burlington Northern Santa Fe LLC 3.050%, 09/01/22	300,000	305,899
7.950%, 08/15/30	1,185,000	1,690,640
Burlington Northern, Inc. 8.750%, 02/25/22	812,000	995,251
Canadian Pacific Railway Co. 4.500%, 01/15/22	300,000	319,481
6.125%, 09/15/15	100,000	133,516
6.500%, 05/15/18	680,000	691,138
7.125%, 10/15/31	872,000	1,193,128
CSX Corp. 3.250%, 06/01/27	324,000	323,684
6.000%, 10/01/36	300,000	384,656
FedEx Corp. 3.900%, 02/01/35	382,000	388,068
4.100%, 04/15/43	100,000	102,159
Norfolk Southern Corp. 3.850%, 01/15/24	679,000	716,418
3.942%, 11/01/47 (144A)	219,000	224,768
Ryder System, Inc. 2.450%, 09/03/19	555,000	555,611
Union Pacific Corp. 3.600%, 09/15/37	163,000	168,878
3.750%, 03/15/24	650,000	686,992
4.100%, 09/15/67	200,000	208,660

		9,088,947

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.500%, 06/15/19 (144A)	175,000	$175,338
2.700%, 03/14/23 (144A)	948,000	931,520
2.875%, 07/17/18 (144A)	80,000	80,345
3.375%, 02/01/22 (144A)	848,000	863,876

		2,051,079

Water—0.1%
American Water Capital Corp. 3.400%, 03/01/25	319,000	328,730
3.850%, 03/01/24	1,130,000	1,187,953

		1,516,683

Total Corporate Bonds & Notes (Cost $669,735,337)		672,101,309

Asset-Backed Securities—9.6%

Asset-Backed - Automobile—3.3%
American Credit Acceptance Receivables Trust 1.500%, 06/12/20 (144A)	424,234	423,932
1.700%, 11/12/20 (144A)	180,792	180,660
1.720%, 06/15/20 (144A)	360,628	360,274
2.910%, 02/13/23 (144A)	977,000	976,833
4.260%, 08/12/22 (144A)	867,000	875,469
AmeriCredit Automobile Receivables Trust 1.420%, 10/08/19	236,456	236,393
1.600%, 11/09/20	274,000	273,549
1.830%, 12/08/21	750,000	742,364
2.300%, 02/18/22	785,000	783,605
2.690%, 06/19/23	409,000	408,085
2.710%, 08/18/22	421,000	420,633
3.130%, 01/18/23	945,000	946,686
Carfinance Capital Auto Trust 1.440%, 11/16/20 (144A)	168,683	168,536
1.750%, 06/15/21 (144A)	164,764	164,557
2.720%, 04/15/20 (144A)	61,332	61,385
CarMax Auto Owner Trust 1.280%, 05/15/19	69,068	69,045
Carnow Auto Receivables Trust 2.260%, 05/15/19 (144A)	405,931	405,749
2.920%, 09/15/22 (144A)	1,528,000	1,527,396
3.490%, 02/15/21 (144A)	1,550,000	1,551,167
CPS Auto Receivables Trust 1.530%, 07/15/19 (144A)	37,347	37,336
1.820%, 09/15/20 (144A)	234,007	233,755
2.860%, 06/15/23 (144A)	1,533,000	1,520,668
3.270%, 06/15/22 (144A)	1,050,000	1,052,532
3.770%, 08/17/20 (144A)	558,000	566,969
3.790%, 06/15/23 (144A)	564,000	563,070
4.000%, 02/16/21 (144A)	223,000	226,338
4.350%, 11/16/20 (144A)	450,000	460,982
Credit Acceptance Auto Loan Trust 2.560%, 10/15/25 (144A)	1,197,000	1,195,139
3.020%, 04/15/26 (144A)	4,025,000	3,984,495

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Credit Acceptance Auto Loan Trust 3.040%, 12/15/25 (144A)	524,000	$520,693
3.350%, 06/15/26 (144A)	489,000	483,491
3.480%, 02/17/26 (144A)	440,000	440,995
Drive Auto Receivables Trust 2.300%, 05/17/21	9,854,000	9,831,356
2.510%, 01/15/21 (144A)	563,000	564,568
2.560%, 06/15/20 (144A)	363,053	363,409
2.750%, 09/15/23	3,399,000	3,403,811
2.840%, 04/15/22	2,135,000	2,144,445
2.980%, 01/18/22 (144A)	898,000	904,024
3.530%, 12/15/23 (144A)	4,820,000	4,834,395
3.840%, 03/15/23	2,425,000	2,473,926
4.120%, 07/15/22 (144A)	1,177,000	1,195,592
4.160%, 05/15/24 (144A)	1,195,000	1,225,104
4.180%, 03/15/24 (144A)	2,076,000	2,132,107
DT Auto Owner Trust 1.560%, 06/15/20 (144A)	134,674	134,560
2.020%, 08/17/20 (144A)	618,000	617,294
3.030%, 01/17/23 (144A)	1,823,000	1,823,178
3.550%, 11/15/22 (144A)	1,089,000	1,088,612
3.580%, 05/15/23 (144A)	969,000	968,398
3.770%, 10/17/22 (144A)	1,068,400	1,067,329
Exeter Automobile Receivables Trust 2.050%, 12/15/21 (144A)	1,188,748	1,186,914
2.210%, 07/15/20 (144A)	365,918	365,719
2.770%, 11/15/19 (144A)	55,934	55,960
2.840%, 08/16/21 (144A)	785,000	783,990
3.260%, 12/16/19 (144A)	214,992	215,784
3.950%, 12/15/22 (144A)	580,000	585,588
First Investors Auto Owner Trust 1.530%, 11/16/20 (144A)	484,341	483,442
1.670%, 11/16/20 (144A)	42,086	42,068
Flagship Credit Auto Trust 1.630%, 06/15/20 (144A)	100,473	100,416
2.550%, 02/18/20 (144A)	41,204	41,228
2.710%, 11/15/22 (144A)	1,195,000	1,188,631
2.840%, 11/16/20 (144A)	700,371	702,259
3.950%, 12/15/20 (144A)	440,000	446,063
GLS Auto Receivables Trust 2.730%, 10/15/20 (144A)	489,470	490,299
4.390%, 01/15/21 (144A)	540,000	547,675
GM Financial Automobile Leasing Trust 1.730%, 06/20/19	176,672	176,660
Nissan Auto Receivables Owner Trust 1.110%, 05/15/19	58,195	58,169
2.120%, 04/18/22	2,934,000	2,928,941
OneMain Direct Auto Receivables Trust 2.040%, 01/15/21 (144A)	146,392	146,441
2.820%, 07/15/24 (144A)	4,225,000	4,214,972
4.580%, 09/15/21 (144A)	533,000	536,565
Prestige Auto Receivables Trust 3.910%, 11/15/22 (144A)	1,979,000	1,986,056
Sierra Auto Receivables Securitization Trust 2.850%, 01/18/22 (144A)	202,155	202,417

Asset-Backed - Automobile—(Continued)
Tricolor Auto Securitization Trust 5.090%, 05/15/20 (144A) (h)	1,333,067	1,329,309
USASF Receivables LLC 5.750%, 09/15/30 (144A) (h)	2,369,921	2,359,389
Westlake Automobile Receivables Trust 1.570%, 06/17/19 (144A)	320,359	320,234
2.460%, 01/18/22 (144A)	1,036,000	1,030,607
2.700%, 10/17/22 (144A)	720,000	720,046
4.100%, 06/15/21 (144A)	500,000	505,209

		80,385,940

Asset-Backed - Credit Card—0.2%
Continental Credit Card 4.290%, 01/15/24 (144A)	4,000,000	3,999,755
4.560%, 01/15/23 (144A)	1,060,690	1,060,410

		5,060,165

Asset-Backed - Home Equity—0.0%
Asset-Backed Securities Corp. Home Equity Loan Trust 2.302%, 1M USD LIBOR + 0.750%, 02/25/35 (a)	180,049	179,939

Asset-Backed - Other—6.0%
AJAX Mortgage Loan Trust 4.125%, 10/25/56 (144A)	1,410,355	1,411,603
American Homes 4 Rent Trust 3.467%, 04/17/52 (144A)	1,189,151	1,217,306
3.678%, 12/17/36 (144A)	94,599	97,960
4.201%, 12/17/36 (144A)	400,000	420,514
4.290%, 10/17/36 (144A)	300,000	316,002
4.596%, 12/17/36 (144A)	250,000	264,328
5.036%, 10/17/45 (144A)	1,900,000	2,046,764
5.639%, 04/17/52 (144A)	500,000	543,848
6.231%, 10/17/36 (144A)	650,000	725,508
6.418%, 12/17/36 (144A)	300,000	337,918
American Tower Trust I 1.551%, 03/15/43 (144A)	1,145,000	1,143,447
3.070%, 03/15/48 (144A)	1,920,000	1,941,539
AXIS Equipment Finance Receivables LLC 2.210%, 11/20/21 (144A)	1,221,763	1,218,892
B2R Mortgage Trust 2.524%, 05/15/48 (144A)	802,566	798,674
BCC Funding XIII LLC 2.200%, 12/20/21 (144A)	1,152,860	1,150,185
CAM Mortgage Trust 3.220%, 08/01/57 (144A)	843,165	841,700
Camillo 5.000%, 12/05/23 (144A) (h)	3,546,906	3,539,149
CLUB Credit Trust 2.390%, 04/17/23 (144A)	361,339	361,631
Colony American Finance, Ltd. 2.554%, 11/15/48 (144A)	1,002,944	992,208
Conix Mortgage Asset Trust 4.704%, 12/25/47 (144A) (a) (f) (g) (h)	1,078,519	115,725
Consumer Loan Underlying Bond Credit Trust 2.550%, 01/16/24 (144A)	3,515,000	3,514,916

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
COOF Securitization Trust, Ltd. 2.961%, 06/25/40 (144A) (a) (b)	1,707,086	$155,623
Diamond Resorts Owner Trust 3.270%, 10/22/29 (144A)	2,211,271	2,194,213
DT Asset Trust 5.840%, 12/16/22 (144A) (h)	2,000,000	2,000,000
Engs Commercial Finance Trust 2.630%, 02/22/22 (144A)	695,295	691,556
FirstKey Lending Trust 2.553%, 03/09/47 (144A)	1,913,759	1,903,263
3.417%, 03/09/47 (144A)	1,442,000	1,444,039
GMAT Trust 6.967%, 11/25/43 (144A)	247,686	248,009
Gold Key Resorts LLC 3.220%, 03/17/31 (144A)	532,355	530,158
Goodgreen Trust 3.260%, 10/15/53 (144A)	3,095,286	3,071,518
3.740%, 10/15/52 (144A)	693,730	688,855
5.000%, 10/20/51 (144A) (h)	3,860,000	3,809,063
HERO Funding Trust 3.080%, 09/20/42 (144A)	964,619	951,994
3.950%, 09/20/48 (144A)	2,815,234	2,903,494
4.460%, 09/20/47 (144A)	2,416,208	2,489,030
Hilton Grand Vacations Trust 2.660%, 12/26/28 (144A)	1,197,615	1,189,176
Kabbage Asset Securitization LLC 4.571%, 03/15/22 (144A)	6,515,000	6,657,358
KGS-Alpha SBA COOF Trust 0.614%, 05/25/39 (144A) (a) (b)	5,428,815	88,066
0.879%, 08/25/38 (144A) (a) (b)	5,837,821	137,983
1.562%, 03/25/39 (144A) (a) (b)	4,950,212	210,671
2.816%, 04/25/40 (144A) (a) (b)	1,494,976	123,566
LendingClub Issuance Trust 3.000%, 01/17/23 (144A)	289,008	289,368
3.750%, 06/15/22 (144A)	189,770	190,357
Lendmark Funding Trust 2.830%, 12/22/25 (144A)	1,512,000	1,508,484
LV Tower 52 Issuer LLC 5.750%, 02/15/23 (144A) (h)	2,466,124	2,466,124
7.750%, 02/15/23 (144A) (h)	1,259,895	1,259,895
Mariner Finance Issuance Trust 3.620%, 02/20/29 (144A)	1,631,000	1,639,918
Marlette Funding Trust 2.827%, 03/15/24 (144A)	1,949,784	1,956,909
3.060%, 01/17/23 (144A)	526,010	526,984
Murray Hill Marketplace Trust 4.190%, 11/25/22 (144A)	173,501	173,755
Nationstar HECM Loan Trust 2.013%, 08/25/26 (144A)	514,738	514,893
2.239%, 06/25/26 (144A) (a)	234,202	233,763
2.942%, 05/25/27 (144A)	305,000	305,596
New Residential Advance Receivables Trust 2.575%, 10/15/49 (144A)	1,720,000	1,703,574
New Residential Advance Receivables Trust Advance Receivables Backed Notes 3.020%, 10/15/49 (144A)	268,000	266,486
3.513%, 10/15/49 (144A)	625,000	621,908

Asset-Backed - Other—(Continued)
NRPL Trust 3.875%, 11/01/54 (144A)	788,426	787,478
NRZ Advance Receivables Trust Advance Receivables Backed 2.751%, 06/15/49 (144A)	882,000	872,604
Ocwen Master Advance Receivables Trust 2.499%, 09/15/48 (144A)	785,000	785,587
2.521%, 08/17/48 (144A)	3,612,000	3,611,287
3.064%, 08/17/48 (144A)	1,374,073	1,366,834
3.607%, 08/17/48 (144A)	980,777	981,258
4.246%, 08/17/48 (144A)	1,776,686	1,759,306
OnDeck Asset Securitization Trust II LLC 4.210%, 05/17/20 (144A)	632,000	634,484
7.630%, 05/17/20 (144A)	285,000	289,104
OneMain Financial Issuance Trust 2.470%, 09/18/24 (144A)	60,992	61,003
3.020%, 09/18/24 (144A)	1,864,000	1,864,832
3.190%, 03/18/26 (144A)	2,877,000	2,891,708
3.660%, 02/20/29 (144A)	1,785,000	1,813,703
3.850%, 03/18/26 (144A)	450,000	454,290
6.000%, 02/20/29 (144A)	1,000,000	1,033,086
Oportun Funding II LLC 3.690%, 07/08/21 (144A)	3,332,000	3,350,115
Oportun Funding IV LLC 3.230%, 06/08/23 (144A)	1,187,000	1,182,467
4.850%, 11/08/21 (144A)	1,085,492	1,095,098
Oportun Funding LLC 3.280%, 11/08/21 (144A)	2,250,000	2,251,350
3.970%, 06/08/23 (144A) (a)	2,500,000	2,463,523
Oportun Funding VII LLC 3.220%, 10/10/23 (144A)	988,000	983,458
Prosper Marketplace Issuance Trust 2.360%, 11/15/23 (144A)	2,844,271	2,845,274
2.410%, 09/15/23 (144A)	1,443,299	1,444,477
2.560%, 06/15/23 (144A)	982,639	985,599
RBSHD Trust 7.685%, 10/25/47 (144A) (h)	751,282	753,122
Renew Financial 3.670%, 09/20/52 (144A)	940,593	929,402
Rice Park Financing Trust 4.625%, 10/31/41 (144A) (h)	4,019,716	4,019,716
SoFi Consumer Loan Program LLC 3.090%, 10/27/25 (144A)	782,001	794,386
SpringCastle America Funding LLC 3.050%, 04/25/29 (144A)	2,592,377	2,608,454
Springleaf Funding Trust 3.160%, 11/15/24 (144A)	2,305,000	2,314,153
3.620%, 11/15/24 (144A)	725,000	727,395
SPS Servicer Advance Receivables Trust 2.530%, 11/16/48 (144A)	2,525,000	2,502,838
Tricon American Homes Trust 2.589%, 11/17/33 (144A)	1,221,000	1,203,845
Upstart Securitization Trust 2.639%, 06/20/24 (144A)	1,078,701	1,078,369
Vericrest Opportunity Loan Trust LLC 3.125%, 06/25/47 (144A)	1,606,493	1,607,150
3.250%, 05/25/47 (144A)	829,324	831,397

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Vericrest Opportunity Loan Trust LLC 3.250%, 04/25/59 (144A)	1,324,991	$1,327,321
3.375%, 04/25/47 (144A)	1,450,034	1,455,761
3.375%, 10/25/47 (144A)	5,541,309	5,538,598
3.500%, 02/25/47 (144A)	723,693	724,738
3.500%, 03/25/47 (144A)	2,926,255	2,938,230
Verizon Owner Trust 1.420%, 01/20/21 (144A)	250,000	248,358
1.920%, 12/20/21 (144A)	3,648,000	3,623,799
2.060%, 04/20/22 (144A)	3,275,000	3,258,198
VM DEBT LLC 6.500%, 10/02/24 (144A) (h)	2,795,000	2,795,000

		145,233,621

Asset-Backed - Student Loan—0.1%
Academic Loan Funding Trust 2.128%, 1M USD LIBOR + 0.800%, 12/27/22 (144A) (a)	56,611	56,641
2.352%, 1M USD LIBOR + 0.800%, 12/26/44 (144A) (a)	1,012,713	1,007,642

		1,064,283

Total Asset-Backed Securities (Cost $233,005,682)		231,923,948

Mortgage-Backed Securities—3.3%

Collateralized Mortgage Obligations—1.6%
ACRE TL 1.000%, 12/15/20 (144A) (a) (h)	3,800,000	3,801,187
Banc of America Funding Trust 3.179%, 05/20/34 (a)	1,001,930	1,017,877
Bear Stearns ALT-A Trust 2.192%, 1M USD LIBOR + 0.640%, 07/25/34 (a)	1,404,968	1,401,000
Countrywide Alternative Loan Trust 2.232%, 1M USD LIBOR + 0.680%, 08/25/34 (a)	89,196	89,659
Global Mortgage Securitization, Ltd. 1.872%, 1M USD LIBOR + 0.320%, 11/25/32 (144A) (a)	503,946	477,934
HarborView Mortgage Loan Trust 3.577%, 05/19/34 (a)	1,101,539	1,123,759
Headlands Residential LLC 3.875%, 08/25/22 (144A)	3,600,000	3,656,956
Homeowner Assistance Program Reverse Mortgage Loan Trust 4.000%, 05/26/53 (144A) (h)	860,305	859,014
Impac CMB Trust 2.292%, 1M USD LIBOR + 0.740%, 11/25/34 (a)	2,872,154	2,858,014
JPMorgan Mortgage Trust 3.726%, 08/25/34 (a)	197,280	199,240
MASTR Asset Securitization Trust 5.500%, 12/25/33	484,492	492,512
Merrill Lynch Mortgage Investors Trust 2.012%, 1M USD LIBOR + 0.460%, 04/25/29 (a)	545,654	538,047
2.052%, 1M USD LIBOR + 0.500%, 05/25/29 (a)	1,337,399	1,308,570
2.172%, 1M USD LIBOR + 0.620%, 10/25/28 (a)	601,983	587,891
2.192%, 1M USD LIBOR + 0.640%, 10/25/28 (a)	1,114,006	1,092,503
2.332%, 6M USD LIBOR + 0.680%, 01/25/29 (a)	762,456	760,435
Sequoia Mortgage Trust 2.101%, 1M USD LIBOR + 0.600%, 12/20/34 (a)	1,464,061	1,442,075
2.141%, 1M USD LIBOR + 0.640%, 01/20/34 (a)	788,694	767,251

Collateralized Mortgage Obligations—(Continued)
Sequoia Mortgage Trust 2.161%, 1M USD LIBOR + 0.660%, 07/20/33 (a)	978,766	922,407
2.181%, 1M USD LIBOR + 0.680%, 10/20/34 (a)	1,577,347	1,509,405
2.261%, 1M USD LIBOR + 0.760%, 04/20/33 (a)	798,039	762,323
Structured Adjustable Rate Mortgage Loan Trust 3.538%, 06/25/34 (a)	513,097	516,315
Structured Asset Mortgage Investments Trust 2.395%, 1M USD LIBOR + 0.900%, 05/19/33 (a)	1,453,278	1,436,180
Structured Asset Mortgage Investments Trust II 2.195%, 1M USD LIBOR + 0.700%, 01/19/34 (a)	1,292,856	1,260,990
2.195%, 1M USD LIBOR + 0.700%, 03/19/34 (a)	1,433,302	1,415,345
Structured Asset Securities Corp. Mortgage Loan Trust 2.152%, 1M USD LIBOR + 0.600%, 10/25/27 (a)	325,323	320,969
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 3.487%, 11/25/33 (a)	807,409	812,778
Thornburg Mortgage Securities Trust 2.192%, 1M USD LIBOR + 0.640%, 09/25/43 (a)	723,742	699,429
3.073%, 12/25/44 (a)	1,028,427	1,032,287
3.189%, 04/25/45 (a)	2,384,076	2,394,129
Wells Fargo Mortgage-Backed Securities Trust 3.462%, 03/25/35 (a)	1,360,654	1,396,647

		36,953,128

Commercial Mortgage-Backed Securities—1.7%
BAMLL Commercial Mortgage Securities Trust 4.214%, 08/15/46 (144A) (a)	1,200,000	1,173,325
BAMLL Re-REMIC Trust 1.827%, 09/27/44 (144A) (a)	2,704,000	2,664,063
BB-UBS Trust 2.892%, 06/05/30 (144A)	240,000	236,029
3.430%, 11/05/36 (144A)	2,950,000	2,989,990
BXMT, Ltd. 3.311%, 06/14/35 (144A) (a)	2,200,000	2,199,998
4.061%, 06/14/35 (144A) (a)	1,860,000	1,870,974
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.218%, 07/10/45 (144A) (a) (b)	120,000,000	1,394,028
2.232%, 1M LIBOR + 0.800%, 08/13/27 (144A) (a)	990,000	991,909
2.282%, 1M LIBOR + 0.850%, 02/13/32 (144A) (a)	2,605,000	2,607,412
3.032%, 1M LIBOR + 1.600%, 02/13/32 (144A) (a)	1,000,000	1,003,860
Commercial Mortgage Trust 2.987%, 04/12/35 (144A) (a)	1,871,000	1,868,479
4.353%, 08/10/30 (144A)	3,000,000	3,214,235
Credit Suisse Mortgage Capital Certificates 4.373%, 09/15/37 (144A)	1,000,000	957,639
GS Mortgage Securities Corp. II 2.706%, 12/10/27 (144A)	253,032	254,232
GS Mortgage Securities Corp. Trust 3.551%, 04/10/34 (144A)	3,500,000	3,608,819
GS Mortgage Securities Trust 5.398%, 08/10/44 (144A) (a)	500,000	489,643
Ladder Capital Commercial Mortgage Trust 3.985%, 02/15/36 (144A)	768,000	801,590
Morgan Stanley Bank of America Merrill Lynch Trust 3.669%, 02/15/47	3,000,000	3,082,978

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Re-REMIC Trust 0.250%, 07/27/49 (144A)	1,073,143	$1,008,819
RBS Commercial Funding, Inc. Trust 3.260%, 03/11/31 (144A)	531,000	531,268
UBS-Barclays Commercial Mortgage Trust 3.244%, 04/10/46	2,228,000	2,270,898
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,400,000	1,412,896
3.808%, 12/13/29 (144A)	2,500,000	2,577,063
Wells Fargo Commercial Mortgage Trust 2.710%, 03/18/28 (144A) (a)	1,000,000	1,000,314
2.819%, 08/15/50	1,200,000	1,208,795
WF-RBS Commercial Mortgage Trust 4.272%, 03/15/45 (144A) (a)	300,000	284,936

		41,704,192

Total Mortgage-Backed Securities (Cost $77,783,954)		78,657,320

Foreign Government—1.0%

Electric—0.1%
Hydro-Quebec 8.050%, 07/07/24	1,100,000	1,421,405
9.400%, 02/01/21	845,000	1,003,579

		2,424,984

Provincial—0.0%
Province of Quebec Canada 7.125%, 02/09/24	200,000	247,090

Sovereign—0.9%
Colombia Government International Bonds 4.000%, 02/26/24	923,000	957,151
5.000%, 06/15/45	749,000	792,068
5.625%, 02/26/44 (d)	200,000	229,000
7.375%, 09/18/37	200,000	270,200
Israel Government AID Bonds Zero Coupon, 11/01/24	8,960,000	7,518,114
Zero Coupon, 08/15/25	2,500,000	2,038,170
Mexico Government International Bonds 3.600%, 01/30/25 (d)	537,000	544,250
3.625%, 03/15/22	2,948,000	3,062,972
4.000%, 10/02/23	1,374,000	1,437,891
4.125%, 01/21/26 (d)	389,000	405,533
4.350%, 01/15/47	228,000	217,740
4.600%, 01/23/46	222,000	218,892
5.550%, 01/21/45	737,000	829,125
5.750%, 10/12/10	500,000	532,500
Peruvian Government International Bond 5.625%, 11/18/50 (d)	73,000	93,659
Poland Government International Bond 4.000%, 01/22/24	930,000	991,733

Sovereign—(Continued)
Republic of South Africa Government Bond 5.875%, 09/16/25 (d)	384,000	417,950

		20,556,948

Total Foreign Government (Cost $23,345,855)		23,229,022

Short-Term Investment—0.3%

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $8,349,125 on 01/02/18, collateralized by $8,565,000 U.S. Treasury Note at 1.875% due 02/28/22 with a value of $8,518,064.	8,348,754	8,348,754

Total Short-Term Investments (Cost $8,348,754)		8,348,754

Securities Lending Reinvestments (i)—5.2%

Certificates of Deposit—2.7%
Banco Del Estado De Chile New York 1.529%, 1M LIBOR + 0.150%, 01/05/18 (a)	4,000,000	3,999,952
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (a)	1,000,000	1,000,062
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (a)	3,250,000	3,250,416
Chiba Bank, Ltd., New York 1.560%, 02/07/18	2,000,000	1,999,754
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (a)	3,500,000	3,500,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (a)	4,000,000	4,000,200
1.622%, 1M LIBOR + 0.190%, 05/11/18 (a)	500,000	500,003
1.681%, 1M LIBOR + 0.190%, 04/16/18 (a)	1,000,000	1,000,059
Danske Bank A/S 1.680%, 03/19/18	3,500,000	3,499,650
KBC Bank NV Zero Coupon, 02/26/18	4,978,810	4,987,250
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (a)	2,000,000	1,999,946
Mizuho Bank, Ltd., New York 1.644%, 1M LIBOR + 0.200%, 02/12/18 (a)	2,000,000	2,000,399
1.691%, 1M LIBOR + 0.200%, 04/18/18 (a)	2,000,000	1,999,718
1.769%, 1M LIBOR + 0.200%, 05/29/18 (a)	1,000,000	999,922
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (a)	4,500,000	4,500,117
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (a)	3,000,000	2,999,934
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (a)	2,000,000	1,999,932
Standard Chartered plc 1.460%, 02/02/18	5,000,000	4,999,360
State Street Bank and Trust Co. 1.527%, 1M LIBOR + 0.120%, 05/08/18 (a)	1,500,000	1,499,864

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (i)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (a)	3,000,000	$2,996,820
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (a)	3,000,000	2,999,532
1.579%, 1M LIBOR + 0.200%, 02/05/18 (a)	1,700,000	1,700,059
1.612%, 1M LIBOR + 0.180%, 04/11/18 (a)	2,000,000	1,999,940
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (a)	3,500,000	3,500,350
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (a)	1,500,000	1,499,886

		65,433,125

Commercial Paper—1.0%
Bank of China, Ltd. 1.900%, 02/12/18	3,488,547	3,493,164
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	2,491,189	2,493,940
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (a)	3,000,000	2,999,379
Kells Funding LLC 1.400%, 03/01/18	1,985,767	1,994,944
Macquarie Bank, Ltd., London 1.620%, 03/06/18	2,489,875	2,492,953
Ridgefield Funding Co. LLC 1.603%, 1M LIBOR + 0.200%, 03/07/18 (a)	2,000,000	1,999,990
1.701%, 1M LIBOR + 0.210%, 05/17/18 (a)	1,500,000	1,499,901
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (a)	3,500,000	3,500,756
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (a)	4,000,000	3,999,888

		24,474,915

Repurchase Agreements—1.3%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $1,871,964 on 01/02/18, collateralized by $1,891,409 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $1,910,604.	1,871,602	1,871,602
Citigroup Global Markets, Ltd. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $1,535,460 on 04/02/18, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $10,002,111 on 01/02/18, collateralized by $10,300,000 Foreign Obligations with rates ranging from 1.750% - 2.625%, maturity dates ranging from 06/11/19 - 03/16/26, with a value of $10,200,053.	10,000,000	10,000,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $5,055,543 on 04/03/18, collateralized by $31,760 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $5,561,106.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $2,571,549 on 04/02/18, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	2,500,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $6,001,020 on 01/02/18, collateralized by $9,072,638 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $6,121,042.	6,000,000	6,000,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $3,522,610 on 01/02/18, collateralized by various Common Stock with a value of $3,897,784.	3,500,000	3,500,000

		30,371,602

Time Deposits—0.2%
OP Corporate Bank plc 1.990%, 01/12/18	500,000	500,000
Royal Bank of Canada New York 1.350%, 01/02/18	5,000,000	5,000,000

		5,500,000

Total Securities Lending Reinvestments (Cost $125,782,953)		125,779,642

Total Investments—104.7% (Cost $2,518,562,853)		2,524,964,253
Other assets and liabilities (net)—(4.7)%		(114,433,821)

Net Assets—100.0%		$2,410,530,432

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	Principal only security.
(d)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $123,150,876 and the collateral received consisted of cash in the amount of $125,755,790. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Principal amount of security is adjusted for inflation.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent less than 0.05% of net assets.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

at an acceptable price may be difficult. As of December 31, 2017, the market value of restricted securities was $29,261,226, which is 1.2% of net assets. See details shown in the Restricted Securities table that follows.
(i)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $374,952,647, which is 15.6% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(CMT)—	Constant Maturity Treasury
(ICE)—	Intercontinental Exchange
(LIBOR)—	London Interbank Offered Rate
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
ACRE TL, 1.000%, 12/15/20	12/21/17	$3,800,000	$3,801,187	$3,801,187
Camillo, 5.000%, 12/05/23	11/17/16	3,546,906	3,547,904	3,539,149
Carlyle Global Market Strategies CLO, Ltd., 1.000%, 07/15/19	05/22/14	155,897	517,076	154,533
Conix Mortgage Asset Trust, 4.704%, 12/25/47	05/16/13	1,078,519	1,078,519	115,725
DT Asset Trust 5.840%, 12/16/22	12/21/17	2,000,000	2,000,000	2,000,000
Goodgreen Trust, 5.000%, 10/20/51	12/21/17	3,860,000	3,809,063	3,809,063
Homeowner Assistance Program Reverse Mortgage Loan Trust, 4.000%, 05/26/53	05/03/13	860,305	848,084	859,014
LV Tower 52 Issuer LLC, 5.750%, 02/15/23	08/03/15-02/10/17	2,466,124	2,463,352	2,466,124
LV Tower 52 Issuer LLC, 7.750%, 02/15/23	08/03/15-02/10/17	1,259,895	1,259,053	1,259,895
RBSHD Trust, 7.685%, 10/25/47	09/27/13	751,282	751,282	753,122
Rice Park Financing Trust, 4.625%, 10/31/41	11/30/16	4,019,716	4,007,084	4,019,716
Tricolor Auto Securitization Trust, 5.090%, 05/15/20	02/21/17	1,333,067	1,333,067	1,329,309
USASF Receivables LLC, 5.750%, 09/15/30	09/06/17	2,369,921	2,363,996	2,359,389
VM DEBT LLC, 6.500%, 10/02/24	03/23/17	2,795,000	2,788,012	2,795,000

				$29,261,226

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,384,924,258	$—	$1,384,924,258
Corporate Bonds & Notes
Aerospace/Defense	—	8,283,647	154,533	8,438,180
Agriculture	—	1,538,541	—	1,538,541
Airlines	—	6,634,032	—	6,634,032
Auto Manufacturers	—	23,043,508	—	23,043,508
Banks	—	169,463,920	—	169,463,920
Beverages	—	10,400,461	—	10,400,461
Biotechnology	—	8,403,745	—	8,403,745
Building Materials	—	2,474,510	—	2,474,510
Chemicals	—	10,983,821	—	10,983,821
Commercial Services	—	6,611,166	—	6,611,166
Computers	—	13,707,977	—	13,707,977
Cosmetics/Personal Care	—	743,842	—	743,842

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Distribution/Wholesale	$—	$207,971	$—	$207,971
Diversified Financial Services	—	33,901,164	—	33,901,164
Electric	—	47,435,980	—	47,435,980
Electronics	—	2,603,322	—	2,603,322
Engineering & Construction	—	767,664	—	767,664
Environmental Control	—	942,534	—	942,534
Food	—	10,409,821	—	10,409,821
Forest Products & Paper	—	1,287,108	—	1,287,108
Gas	—	10,001,138	—	10,001,138
Healthcare-Products	—	5,016,811	—	5,016,811
Healthcare-Services	—	7,507,565	—	7,507,565
Holding Companies-Diversified	—	1,168,715	—	1,168,715
Household Products/Wares	—	594,101	—	594,101
Insurance	—	29,657,001	—	29,657,001
Internet	—	6,844,589	—	6,844,589
Iron/Steel	—	2,794,391	—	2,794,391
Machinery-Construction & Mining	—	2,632,399	—	2,632,399
Machinery-Diversified	—	1,107,167	—	1,107,167
Media	—	27,730,043	—	27,730,043
Mining	—	2,725,871	—	2,725,871
Miscellaneous Manufacturing	—	6,124,992	—	6,124,992
Multi-National	—	1,404,304	—	1,404,304
Oil & Gas	—	50,056,771	—	50,056,771
Oil & Gas Services	—	4,095,589	—	4,095,589
Pharmaceuticals	—	17,665,723	—	17,665,723
Pipelines	—	26,008,297	—	26,008,297
Real Estate	—	2,730,069	—	2,730,069
Real Estate Investment Trusts	—	22,725,299	—	22,725,299
Retail	—	9,708,562	—	9,708,562
Savings & Loans	—	652,307	—	652,307
Semiconductors	—	5,215,507	—	5,215,507
Software	—	14,133,948	—	14,133,948
Telecommunications	—	41,144,174	—	41,144,174
Transportation	—	9,088,947	—	9,088,947
Trucking & Leasing	—	2,051,079	—	2,051,079
Water	—	1,516,683	—	1,516,683
Total Corporate Bonds & Notes	—	671,946,776	154,533	672,101,309
Asset-Backed Securities
Asset-Backed - Automobile	—	80,385,940	—	80,385,940
Asset-Backed - Credit Card	—	5,060,165	—	5,060,165
Asset-Backed - Home Equity	—	179,939	—	179,939
Asset-Backed - Other	—	145,117,896	115,725	145,233,621
Asset-Backed - Student Loan	—	1,064,283	—	1,064,283
Total Asset-Backed Securities	—	231,808,223	115,725	231,923,948
Total Mortgage-Backed Securities*	—	78,657,320	—	78,657,320
Total Foreign Government*	—	23,229,022	—	23,229,022
Total Short-Term Investment*	—	8,348,754	—	8,348,754
Total Securities Lending Reinvestments*	—	125,779,642	—	125,779,642
Total Investments	$—	$2,524,693,995	$270,258	$2,524,964,253

Collateral for Securities Loaned (Liability)	$—	$(125,755,790)	$—	$(125,755,790)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$2,524,964,253
Cash	10,916
Receivable for:
Fund shares sold	1,735
Principal paydowns	41,860
Interest	12,856,277
Prepaid expenses	6,346

Total Assets	2,537,881,387
Liabilities
Collateral for securities loaned	125,755,790
Payables for:
Fund shares redeemed	229,173
Accrued Expenses:
Management fees	835,678
Distribution and service fees	102,718
Deferred trustees’ fees	129,869
Other expenses	297,727

Total Liabilities	127,350,955

Net Assets	$2,410,530,432

Net Assets Consist of:
Paid in surplus	$2,402,520,219
Undistributed net investment income	68,632,812
Accumulated net realized loss	(67,023,999)
Unrealized appreciation on investments	6,401,400

Net Assets	$2,410,530,432

Net Assets
Class A	$1,926,332,777
Class B	484,197,655
Capital Shares Outstanding*
Class A	187,012,243
Class B	47,108,722
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.30
Class B	10.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,518,562,853.
(b)	Includes securities loaned at value of $123,150,876.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Interest (a)	$66,181,311
Securities lending income	658,335

Total investment income	66,839,646
Expenses
Management fees	13,218,880
Administration fees	75,862
Custodian and accounting fees	258,578
Distribution and service fees—Class B	1,213,822
Audit and tax services	90,605
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	83,465
Insurance	15,922
Miscellaneous	24,248

Total expenses	15,071,174
Less management fee waiver	(3,180,501)

Net expenses	11,890,673

Net Investment Income	54,948,973

Net Realized and Unrealized Gain
Net realized gain on investments	2,831,517

Net change in unrealized appreciation on investments	24,335,696

Net realized and unrealized gain	27,167,213

Net Increase in Net Assets From Operations	$82,116,186

(a)	Net of foreign withholding taxes of $2,044.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$54,948,973	$49,667,804
Net realized gain	2,831,517	1,086,507
Net change in unrealized appreciation	24,335,696	9,523,435

Increase in net assets from operations	82,116,186	60,277,746

From Distributions to Shareholders
Net investment income
Class A	(51,496,017)	(59,039,421)
Class B	(11,992,691)	(13,478,311)

Total distributions	(63,488,708)	(72,517,732)

Increase (decrease) in net assets from capital share transactions	7,840,277	(93,382,340)

Total increase (decrease) in net assets	26,467,755	(105,622,326)

Net Assets
Beginning of period	2,384,062,677	2,489,685,003

End of period	$2,410,530,432	$2,384,062,677

Undistributed net investment income
End of period	$68,632,812	$63,097,448

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	3,997,932	$41,077,751	3,072,844	$32,186,389
Reinvestments	5,038,749	51,496,017	5,660,539	59,039,421
Redemptions	(8,348,608)	(86,402,985)	(17,804,315)	(185,705,960)

Net increase (decrease)	688,073	$6,170,783	(9,070,932)	$(94,480,150)

Class B
Sales	4,226,166	$43,389,982	5,283,535	$55,365,059
Reinvestments	1,174,603	11,992,691	1,293,504	13,478,311
Redemptions	(5,227,830)	(53,713,179)	(6,504,240)	(67,745,560)

Net increase	172,939	$1,669,494	72,799	$1,097,810

Increase (decrease) derived from capital shares transactions		$7,840,277		$(93,382,340)

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013(a)
Net Asset Value, Beginning of Period	$10.22	$10.28	$10.47	$10.17	$10.56

Income (Loss) from Investment Operations
Net investment income (b)	0.24	0.22	0.20	0.19	0.12
Net realized and unrealized gain (loss) on investments	0.12	0.04	(0.13)	0.35	(0.41)

Total from investment operations	0.36	0.26	0.07	0.54	(0.29)

Less Distributions
Distributions from net investment income	(0.28)	(0.32)	(0.26)	(0.18)	(0.06)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.06)	(0.04)

Total distributions	(0.28)	(0.32)	(0.26)	(0.24)	(0.10)

Net Asset Value, End of Period	$10.30	$10.22	$10.28	$10.47	$10.17

Total Return (%) (c)	3.56	2.49	0.71	5.36	(2.70	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.57	0.57	0.57	0.57	(e)
Net ratio of expenses to average net assets (%) (f)	0.44	0.44	0.44	0.44	0.44	(e)
Ratio of net investment income to average net assets (%)	2.34	2.09	1.93	1.82	1.62	(e)
Portfolio turnover rate (%)	23	18	9	10	68
Net assets, end of period (in millions)	$1,926.3	$1,905.2	$2,008.9	$2,766.8	$1,942.6

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013(g)
Net Asset Value, Beginning of Period	$10.20	$10.26	$10.45	$10.15	$10.54

Income (Loss) from Investment Operations
Net investment income (b)	0.21	0.19	0.18	0.16	0.12
Net realized and unrealized gain (loss) on investments	0.13	0.05	(0.13)	0.35	(0.44)

Total from investment operations	0.34	0.24	0.05	0.51	(0.32)

Less Distributions
Distributions from net investment income	(0.26)	(0.30)	(0.24)	(0.15)	(0.03)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.06)	(0.04)

Total distributions	(0.26)	(0.30)	(0.24)	(0.21)	(0.07)

Net Asset Value, End of Period	$10.28	$10.20	$10.26	$10.45	$10.15

Total Return (%) (c)	3.31	2.23	0.48	5.09	(3.04)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.82	0.82	0.82	0.82
Net ratio of expenses to average net assets (%) (f)	0.69	0.69	0.69	0.69	0.69
Ratio of net investment income to average net assets (%)	2.09	1.84	1.69	1.58	1.21
Portfolio turnover rate (%)	23	18	9	10	68
Net assets, end of period (in millions)	$484.2	$478.9	$480.8	$492.7	$439.6

(a)	Commencement of operations was February 28, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	On January 7, 2013, Class C shares were converted into Class B shares. The financial information of Class B includes the financial information of Class C prior to the conversion.

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book tax differences are primarily due to paydown transactions and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $8,348,754. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $30,371,602. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-36

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(18,652,611)	$—	$—	$—	$(18,652,611)
Foreign Government	(1,683,168)	—	—	—	(1,683,168)
U.S. Treasury & Government Agencies	(105,420,011)	—	—	—	(105,420,011)
Total	$(125,755,790)	$—	$—	$—	$(125,755,790)
Total Borrowings	$(125,755,790)	$—	$—	$—	$(125,755,790)
Gross amount of recognized liabilities for securities lending transactions					$(125,755,790)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$132,125,934	$414,538,527	$190,291,813	$354,505,705

BHFTI-37

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2017 were $13,218,880.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period November 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.140%	ALL

Prior to November 1, 2017, the Adviser had agreed, for the period May 1, 2017 to October 31, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	ALL

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 amounted to $3,164,709 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee by the same amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $15,792 was waived in the aggregate for the year ended December 31, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations. This waiver had no impact on the net ratio of expenses to average net assets as shown in the Financial Highlights for the year ended December 31, 2017.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$2,538,524,309
Gross unrealized appreciation	30,447,901
Gross unrealized depreciation	(44,007,957)

Net unrealized appreciation (depreciation)	$(13,560,056)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$63,488,708	$72,517,732	$—	$—	$63,488,708	$72,517,732

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$68,788,892	$—	$(13,560,056)	$(47,088,756)	$8,140,080

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no pre-enactment accumulated capital loss carryforwards and the post-enactment accumulated short-term capital losses were $3,263,290 and the post-enactment accumulated long-term capital losses were $43,825,466.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-39

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Core Bond Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the JPMorgan Core Bond Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the JPMorgan Core Bond Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-40

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-41

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-42

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-43

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-44

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

JPMorgan Core Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board took into account that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2017. The Board considered that the Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective November 1, 2017.

BHFTI-45

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Asset Management

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 16.66%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 15.15%.

MARKET ENVIRONMENT / CONDITIONS

Politics dominated the headlines in 2017, but an improvement in the breadth and strength of the global expansion provided support for risk assets to move higher. Throughout the year, synchronized global growth along with benign inflation and supportive monetary and fiscal stimulus created a Goldilocks scenario. International investments did particularly well on the back of solid economic activity abroad, with both emerging and developed equities outside the U.S. outperforming the S&P 500 Index for the first time since 2012. Within U.S. equities, large caps outperformed small caps on above-trend growth globally and a weaker U.S. dollar. In fixed income, U.S. high yield outperformed the broad U.S. bond market for the fourth-consecutive year. The 10-year U.S. Treasury yield rose by 7 basis points (“bps”) in the fourth quarter to 2.41%, finishing the year virtually unchanged from the beginning. One of the most remarkable things about 2017 was the lack of volatility, as the biggest intra-year decrease was 3% despite declines averaging over 14% during the last 37 years.

The solid economic activity and tight labor markets across the globe have yet to produce a decisive uptick in inflation. The tame inflation backdrop has allowed central banks to remain fairly accommodative, even amid tightening cycles. The Federal Reserve (the “Fed”) raised rates three times in 2017, bringing the federal funds rate to 1.25%—1.50%. The Fed also unveiled its latest forecasts, which included an upward revision to 2018 economic growth and a revision down in the 2018 unemployment rate. In addition, the Fed maintained its forecast of three rate hikes for 2018. The Fed also increased the caps on the balance sheet run-off to $20 billion per month starting in the first quarter of 2018. The Federal Open Market Committee decision relied on evidence of underlying strength in the economy and the labor market. However, inflation continues to be muted, which means a gradual approach to policy normalization will be likely.

Legislative reform was perhaps the biggest political driver of the year for the equity markets. After the failure to pass the American Health Care Act put the proposed tax plan in question, the early optimism around a legislative boost to corporate earnings waned. The eventual signing of the tax reform act in late December resulted in raised earnings estimates for many companies and gave investors renewed hope that 2018 would see increased investment spending.

Global economic indicators remained strong throughout the year. Third-quarter gross domestic product releases confirmed above-trend growth in the U.S., Euro area, and Japan. Moreover, data in the fourth quarter suggested much of that growth momentum was maintained. Business and consumer sentiment stayed elevated globally, labor markets continued to tighten, and the global goods market was buoyant. Capital expenditure indicators were robust across developed and emerging markets, the latter seemingly benefiting from an extended, year-end technology upswing. China and the U.K. are the exceptions to the global growth story, however. Chinese growth decelerated during the year, a trend we expect to continue, consistent with the message from the 19th Party Congress. U.K. economic activity seemed to slow in the fourth quarter amid persistent uncertainty about Brexit and an inflation squeeze on real household incomes.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the JPMorgan Global Active Allocation Portfolio is a diversified, growth-oriented asset allocation that reduces exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s long-term Strategic Asset Allocation has exposure of 50% to global equities, 25% to investment-grade fixed income, 20% to convertible debt securities, and 5% to commodities. The strategy seeks to generate consistent capital appreciation over time with better protection against volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. Portfolio allocations are not only adjusted based on SEM but also on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the Strategic Asset Allocation. These tactical asset allocation views aim to add additional returns within the Portfolio. As a final element to the Portfolio’s construction, an extended-duration exposure is achieved through a 10-year interest rate swap. This extended-duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM, the primary risk management model, suggesting de-risking in fixed income. Inflation pressure stayed muted throughout the year, which supported fixed income markets, causing negative price momentum to dissipate during the year. By the end of the third quarter, no asset class was exhibiting negative momentum and the Portfolio was re-risked in all asset classes. The Portfolio finished the year with a slightly de-risked position in fixed income. The allocation to cash was above its Strategic Asset Allocation during the year, which was driven by the negative price momentum being exhibited in fixed income throughout much of the period. The Portfolio also held a tactical underweight to fixed income in addition to the SEM de-risking of that asset class at various points during the year. Overall, SEM activity detracted from performance for the year, as holding higher cash allocations versus equities detracted from performance.

The Portfolio’s outperformance relative to the Dow Jones Moderate Index was driven by its higher allocation to developed international and emerging market equities, which outperformed U.S. equities

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Asset Management

Portfolio Manager Commentary*—(Continued)

during the period. Asset allocation decisions had an overall positive impact on the Portfolio over the period, primarily due to our emphasis on non-U.S. equity markets. The Portfolio also held increased exposure to duration relative to the Index during the period, which helped performance as rates moved slightly lower. The Portfolio’s higher allocation to commodities relative to the Dow Jones Moderate Index was a headwind to performance as commodities underperformed global equities during the period. The higher allocation to convertible bonds, which underperformed the broader equity and fixed income markets, also detracted from performance. Security selection decisions had a positive impact on Portfolio performance for the period.

Derivatives may be used in the Portfolio to implement tactical decisions. Derivative usage is also permissible for purposes such as hedging, cash management, as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. During 2017, the Portfolio utilized equity futures, Treasury futures, and commodity futures for hedging and investment purposes. The Portfolio also utilized interest rate swaps and currency forwards solely for hedging purposes. All derivatives acted as the Portfolio managers expected over the period.

At the end of December, the Portfolio had an overweight equity allocation with the equity risk broadly diversified across regions. The Portfolio was slightly de-risked in fixed income given negative momentum and our less constructive view of the asset class. With respect to its other allocations, the Portfolio was also underweight commodities versus its Strategic Asset Allocation targets.

Michael Feser

Jeffrey Geller

Grace Koo

Jonathan Cummings

Portfolio Managers

J.P. Morgan Asset Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[2]
JPMorgan Global Active Allocation Portfolio
Class B	16.66	7.54	7.69
Dow Jones Moderate Index	15.15	8.11	7.95

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Equity Sectors

% of Net Assets
Financials	8.8
Information Technology	5.7
Consumer Discretionary	4.9
Industrials	4.5
Consumer Staples	3.4

Top Equity Holdings

% of Net Assets
Wells Fargo & Co., Series L	0.7
Apple, Inc.	0.5
Microsoft Corp.	0.4
Alphabet, Inc.	0.4
Nestle S.A.	0.4

BHFTI-3

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	23.3
Convertible Bonds	17.5
U.S. Treasury & Government Agencies	0.1
Municipals	0.1
Foreign Government	0.1

Top Fixed Income Issuers

% of Net Assets
Intel Corp.	0.9
America Movil S.A.B. de C.V.	0.8
Priceline Group, Inc. (The)	0.8
Airbus SE	0.7
Novellus Systems, Inc.	0.7

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class B (a)	Actual	0.96%	$1,000.00	$1,081.60	$5.04
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—35.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.3%
Airbus SE	19,836	$1,969,827
General Dynamics Corp.	7,115	1,447,547
Harris Corp.	1,219	172,671
Northrop Grumman Corp.	4,389	1,347,028
United Technologies Corp.	4,627	590,267

		5,527,340

Air Freight & Logistics—0.1%
Deutsche Post AG	37,770	1,794,260
FedEx Corp.	487	121,526
Yamato Holdings Co., Ltd.	45,300	911,969

		2,827,755

Airlines—0.4%
Air France-KLM (a)	54,873	892,108
Delta Air Lines, Inc.	22,755	1,274,280
Deutsche Lufthansa AG	39,528	1,453,056
International Consolidated Airlines Group S.A.	183,374	1,608,332
Japan Airlines Co., Ltd.	28,800	1,126,942
Qantas Airways, Ltd.	387,342	1,520,563
Ryanair Holdings plc (ADR) (a)	9,671	1,007,622
United Continental Holdings, Inc. (a)	5,745	387,213

		9,270,116

Auto Components—0.7%
Aisin Seiki Co., Ltd.	17,800	1,000,164
Aptiv plc	7,638	647,932
Bridgestone Corp.	61,700	2,869,420
Cie Generale des Etablissements Michelin	13,531	1,938,239
Delphi Technologies plc (a)	2,546	133,589
Faurecia	26,285	2,049,745
Koito Manufacturing Co., Ltd.	13,500	949,279
Lear Corp.	1,596	281,949
NGK Spark Plug Co., Ltd.	49,200	1,196,413
Sumitomo Electric Industries, Ltd.	61,000	1,029,329
Sumitomo Rubber Industries, Ltd.	48,400	899,250
Toyota Boshoku Corp.	16,900	352,527
TS Tech Co., Ltd.	11,400	468,281
Xinyi Glass Holdings, Ltd. (a)	736,000	958,837

		14,774,954

Automobiles—1.0%
Astra International Tbk PT	2,119,100	1,295,354
Daimler AG	28,317	2,404,468
Ford Motor Co.	62,665	782,686
Honda Motor Co., Ltd.	64,000	2,194,273
Hyundai Motor Co.	10,720	1,561,741
Mahindra & Mahindra, Ltd. (GDR)	76,150	1,774,295
Peugeot S.A.	66,382	1,348,455
Renault S.A.	17,024	1,711,045
Toyota Motor Corp.	95,500	6,115,415
Yamaha Motor Co., Ltd.	32,200	1,054,379

		20,242,111

Banks—4.3%
ABN AMRO Group NV	59,829	1,925,185
Australia & New Zealand Banking Group, Ltd.	90,529	2,022,094
Banco Santander Chile (ADR)	30,340	948,732
Banco Santander S.A.	162,020	1,062,423
Bank Central Asia Tbk PT	686,600	1,106,740
Bank of America Corp.	165,677	4,890,785
Bank Rakyat Indonesia Persero Tbk PT	6,453,500	1,727,769
Bankia S.A.	225,632	1,076,956
BNP Paribas S.A.	43,112	3,215,029
BOC Hong Kong Holdings, Ltd.	400,000	2,023,167
Capitec Bank Holdings, Ltd.	11,210	992,484
Citigroup, Inc.	52,456	3,903,251
Citizens Financial Group, Inc.	7,478	313,926
Comerica, Inc.	5,891	511,398
Commonwealth Bank of Australia	16,550	1,034,372
Credicorp, Ltd.	7,050	1,462,382
Credit Agricole S.A.	43,986	726,636
Danske Bank A/S	52,006	2,021,800
DBS Group Holdings, Ltd.	219,200	4,058,657
DNB ASA	49,205	909,791
Erste Group Bank AG (a)	45,719	1,971,634
Grupo Financiero Banorte S.A.B. de C.V. - Class O	123,340	677,029
HDFC Bank, Ltd. (ADR)	65,106	6,619,327
HSBC Holdings plc	28,400	290,120
HSBC Holdings plc	402,641	4,152,458
ING Groep NV	258,484	4,756,312
Itau Unibanco Holding S.A. (ADR) (b)	169,280	2,200,640
Jyske Bank A/S	15,344	870,796
KBC Groep NV	23,162	1,973,374
KeyCorp	46,361	935,101
Lloyds Banking Group plc	3,878,567	3,551,585
Mitsubishi UFJ Financial Group, Inc.	622,800	4,569,731
Oversea-Chinese Banking Corp., Ltd.	233,700	2,159,147
Public Bank Bhd	154,600	793,405
Sberbank of Russia PJSC (a)	71,260	278,486
Sberbank of Russia PJSC (ADR)	163,220	2,779,637
Siam Commercial Bank PCL (The)	289,800	1,333,845
Skandinaviska Enskilda Banken AB - Class A	141,646	1,659,366
Standard Chartered plc (a)	154,473	1,625,579
Sumitomo Mitsui Financial Group, Inc.	72,500	3,131,275
SunTrust Banks, Inc.	8,127	524,923
SVB Financial Group (a)	1,526	356,733
Svenska Handelsbanken AB - A Shares	105,548	1,440,785
Swedbank AB - A Shares	67,081	1,614,949
Sydbank A/S	16,850	677,733
UniCredit S.p.A. (a)	46,173	860,170
Wells Fargo & Co.	58,141	3,527,414
Westpac Banking Corp.	19,065	465,336

		91,730,467

Beverages—0.9%
Ambev S.A. (ADR)	265,640	1,716,034
Anheuser-Busch InBev S.A.	20,377	2,272,909
Coca-Cola Co. (The)	13,628	625,253
Coca-Cola HBC AG (a)	33,197	1,079,804
Constellation Brands, Inc. - Class A	4,679	1,069,479

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—(Continued)
Diageo plc	12,271	$449,098
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	12,200	1,145,580
Heineken NV	11,769	1,226,734
Kirin Holdings Co., Ltd.	48,500	1,220,255
Molson Coors Brewing Co. - Class B	20,432	1,676,854
PepsiCo, Inc.	26,126	3,133,030
Pernod-Ricard S.A.	11,258	1,782,036
Royal Unibrew A/S	6,729	402,446
Tsingtao Brewery Co., Ltd. - Class H	158,000	814,274

		18,613,786

Biotechnology—0.4%
AbbVie, Inc.	4,567	441,675
Alexion Pharmaceuticals, Inc. (a)	2,626	314,043
Amgen, Inc.	674	117,209
Biogen, Inc. (a)	4,536	1,445,034
BioMarin Pharmaceutical, Inc. (a)	1,047	93,361
Celgene Corp. (a)	14,190	1,480,868
CSL, Ltd.	5,853	644,190
Gilead Sciences, Inc.	16,070	1,151,255
Shire plc	36,187	1,876,960
Vertex Pharmaceuticals, Inc. (a)	6,327	948,164

		8,512,759

Building Products—0.2%
Allegion plc	13,380	1,064,513
Asahi Glass Co., Ltd.	20,100	869,381
Daikin Industries, Ltd.	15,300	1,811,402
Masco Corp.	13,284	583,699
Nichias Corp.	17,000	226,280
Polypipe Group plc	43,481	230,646
Takasago Thermal Engineering Co., Ltd.	11,600	212,660

		4,998,581

Capital Markets—1.1%
3i Group plc	216,696	2,671,079
Ameriprise Financial, Inc.	1,217	206,245
Bank of New York Mellon Corp. (The)	28,156	1,516,482
Charles Schwab Corp. (The) (b)	36,957	1,898,481
Credit Suisse Group AG (a)	58,861	1,047,743
Deutsche Boerse AG	12,227	1,417,284
Euronext NV	11,940	740,875
Intercontinental Exchange, Inc.	13,321	939,930
Macquarie Group, Ltd.	42,221	3,273,372
Morgan Stanley	45,623	2,393,839
Natixis S.A.	100,966	798,727
Partners Group Holding AG	2,536	1,737,758
Schroders plc	17,272	816,996
State Street Corp.	15,264	1,489,919
UBS Group AG (a)	89,755	1,649,177

		22,597,907

Chemicals—1.0%
Air Liquide S.A.	20,397	2,565,354
Albemarle Corp.	1,202	153,724

Chemicals—(Continued)
Arkema S.A.	7,025	853,675
BASF SE	2,960	324,846
Celanese Corp. - Series A	5,812	622,349
Chr Hansen Holding A/S	8,767	822,220
Covestro AG	20,590	2,117,112
DowDuPont, Inc.	41,635	2,965,245
Eastman Chemical Co.	16,174	1,498,359
Kuraray Co., Ltd.	48,000	905,992
Linde AG (a)	4,760	1,113,539
Mitsubishi Chemical Holdings Corp.	84,000	922,183
Mitsui Chemicals, Inc.	33,000	1,062,093
Sika AG	251	1,989,625
Solvay S.A.	1,398	194,139
Sumitomo Bakelite Co., Ltd.	34,000	286,176
Sumitomo Chemical Co., Ltd.	135,000	970,874
Toray Industries, Inc.	131,900	1,244,115

		20,611,620

Communications Equipment—0.1%
Cisco Systems, Inc.	18,402	704,796
Nokia Oyj	223,527	1,044,058

		1,748,854

Construction & Engineering—0.5%
ACS Actividades de Construccion y Servicios S.A.	20,424	799,110
CIMIC Group, Ltd.	20,058	804,339
Eiffage S.A.	9,195	1,007,498
HOCHTIEF AG	6,108	1,076,515
Kajima Corp.	106,000	1,018,747
Monadelphous Group, Ltd.	18,054	244,036
Nishimatsu Construction Co., Ltd.	12,300	345,044
Obayashi Corp.	87,400	1,056,890
Penta-Ocean Construction Co., Ltd.	105,800	788,948
Shimizu Corp.	84,100	867,815
Taisei Corp.	22,700	1,129,102
Vinci S.A.	14,589	1,488,472

		10,626,516

Construction Materials—0.2%
CSR, Ltd.	51,699	191,596
HeidelbergCement AG	5,076	549,488
Ibstock plc	65,752	236,668
LafargeHolcim, Ltd. (a)	25,021	1,409,730
LafargeHolcim, Ltd. (a)	4,078	229,702
Siam Cement PCL (The)	64,500	957,901
Taiheiyo Cement Corp.	15,700	678,011
Vulcan Materials Co.	1,228	157,638

		4,410,734

Consumer Finance—0.1%
American Express Co.	18,042	1,791,751
Capital One Financial Corp.	9,694	965,329

		2,757,080

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Containers & Packaging—0.1%
Crown Holdings, Inc. (a)	7,829	$440,381
WestRock Co.	10,020	633,364

		1,073,745

Diversified Consumer Services—0.0%
H&R Block, Inc. (b)	4,459	116,915

Diversified Financial Services—0.5%
Berkshire Hathaway, Inc. - Class B (a)	18,672	3,701,164
Eurazeo S.A.	6,782	625,558
EXOR NV	17,764	1,088,820
FirstRand, Ltd.	422,210	2,294,567
Mitsubishi UFJ Lease & Finance Co., Ltd.	58,400	347,903
ORIX Corp.	67,200	1,136,237
Voya Financial, Inc. (b)	6,949	343,767

		9,538,016

Diversified Telecommunication Services—0.5%
AT&T, Inc.	19,509	758,510
Deutsche Telekom AG	72,854	1,292,038
Nippon Telegraph & Telephone Corp.	54,000	2,541,001
Proximus SADP	25,812	847,215
Sunrise Communications Group AG (a)	6,137	560,419
Telecom Italia S.p.A. (a)	852,625	736,039
Telefonica S.A.	77,830	757,802
Telenor ASA	81,328	1,742,101
Verizon Communications, Inc.	20,457	1,082,789

		10,317,914

Electric Utilities—0.7%
American Electric Power Co., Inc.	11,274	829,428
Duke Energy Corp.	5,005	420,971
Enel S.p.A.	733,677	4,509,621
Entergy Corp.	4,939	401,985
Exelon Corp.	23,994	945,604
Iberdrola S.A.	251,002	1,942,416
Kansai Electric Power Co., Inc. (The)	67,800	829,770
Kyushu Electric Power Co., Inc.	36,600	383,383
NextEra Energy, Inc.	12,735	1,989,080
Xcel Energy, Inc.	36,831	1,771,939

		14,024,197

Electrical Equipment—0.6%
ABB, Ltd.	85,404	2,283,909
Eaton Corp. plc	23,935	1,891,104
Fuji Electric Co., Ltd.	128,000	962,833
Mabuchi Motor Co., Ltd.	24,000	1,295,592
Mitsubishi Electric Corp.	58,000	963,714
Nidec Corp.	7,900	1,108,951
Philips Lighting NV	38,520	1,413,875
Schneider Electric SE (a)	26,134	2,216,455
Vestas Wind Systems A/S	19,516	1,337,751

		13,474,184

Electronic Equipment, Instruments & Components—0.3%
Delta Electronics, Inc.	249,867	1,203,240
Hitachi, Ltd.	276,000	2,147,030
Jenoptik AG	12,375	407,944
Keyence Corp.	1,200	670,039
Largan Precision Co., Ltd.	6,000	808,036
TE Connectivity, Ltd.	11,654	1,107,596
Venture Corp., Ltd.	42,500	649,443

		6,993,328

Energy Equipment & Services—0.1%
Halliburton Co.	5,073	247,917
Subsea 7 S.A.	52,901	792,599
TechnipFMC plc	25,164	777,277

		1,817,793

Equity Real Estate Investment Trusts—0.4%
American Tower Corp.	2,388	340,696
AvalonBay Communities, Inc.	4,867	868,322
Boston Properties, Inc.	2,535	329,626
Brixmor Property Group, Inc.	6,100	113,826
Dexus	118,744	901,781
Digital Realty Trust, Inc.	1,704	194,086
Equinix, Inc.	970	439,623
Equity Residential	9,472	604,030
Essex Property Trust, Inc.	493	118,995
Extra Space Storage, Inc.	4,154	363,267
Federal Realty Investment Trust	3,326	441,726
Goodman Group	182,650	1,197,294
HCP, Inc.	10,668	278,222
Omega Healthcare Investors, Inc. (b)	3,331	91,736
Prologis, Inc.	3,908	252,105
Public Storage	4,359	911,031
SBA Communications Corp. (a)	1,537	251,084
Vornado Realty Trust	6,630	518,333

		8,215,783

Food & Staples Retailing—0.7%
Bid Corp., Ltd.	75,189	1,828,872
Costco Wholesale Corp.	8,211	1,528,231
CVS Health Corp.	7,582	549,695
Kroger Co. (The)	5,547	152,265
Magnit PJSC (GDR)	41,250	1,128,188
Metcash, Ltd.	179,746	436,517
President Chain Store Corp.	162,000	1,543,810
Raia Drogasil S.A.	32,320	891,750
Seven & i Holdings Co., Ltd.	37,200	1,545,088
Shoprite Holdings, Ltd.	66,080	1,181,295
Wal-Mart de Mexico S.A.B. de C.V.	303,410	744,078
Walgreens Boots Alliance, Inc.	19,391	1,408,175
Wesfarmers, Ltd.	27,668	958,187

		13,896,151

Food Products—0.8%
Archer-Daniels-Midland Co.	4,019	161,082

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Associated British Foods plc	14,100	$536,032
Barry Callebaut AG (a)	396	825,008
J.M. Smucker Co. (The)	633	78,644
Kraft Heinz Co. (The)	3,754	291,911
Marine Harvest ASA (a)	41,850	708,450
Mondelez International, Inc. - Class A	50,888	2,178,006
Nestle S.A.	96,602	8,301,215
Nippon Suisan Kaisha, Ltd.	34,900	182,471
Prima Meat Packers, Ltd.	53,000	388,297
Tiger Brands, Ltd.	27,870	1,035,604
WH Group, Ltd.	931,500	1,049,983

		15,736,703

Gas Utilities—0.0%
Tokyo Gas Co., Ltd.	22,400	511,539

Health Care Equipment & Supplies—0.3%
Abbott Laboratories	29,642	1,691,669
Becton Dickinson & Co.	5,338	1,142,652
Boston Scientific Corp. (a)	52,345	1,297,633
Cooper Cos., Inc. (The)	554	120,706
Danaher Corp.	7,565	702,183
Koninklijke Philips NV	28,156	1,065,181
Zimmer Biomet Holdings, Inc.	9,575	1,155,415

		7,175,439

Health Care Providers & Services—0.3%
AmerisourceBergen Corp.	4,978	457,080
Cigna Corp.	8,467	1,719,563
McKesson Corp.	831	129,594
UnitedHealth Group, Inc.	18,797	4,143,987

		6,450,224

Hotels, Restaurants & Leisure—0.5%
Aristocrat Leisure, Ltd.	93,025	1,714,232
Flight Centre Travel Group, Ltd.	6,784	233,959
Hilton Worldwide Holdings, Inc.	8,196	654,533
InterContinental Hotels Group plc	25,991	1,653,194
J.D. Wetherspoon plc	10,103	171,603
McDonald’s Corp.	1,419	244,238
Royal Caribbean Cruises, Ltd.	9,527	1,136,381
Sands China, Ltd.	273,200	1,406,126
Sodexo S.A.	10,899	1,463,364
Whitbread plc	9,174	495,449
Yum! Brands, Inc.	6,624	540,585

		9,713,664

Household Durables—0.8%
Barratt Developments plc	295,250	2,580,203
Bellway plc	10,849	521,716
Berkeley Group Holdings plc	16,623	941,296
D.R. Horton, Inc.	10,639	543,334
Electrolux AB - Series B	39,795	1,279,878
Panasonic Corp.	112,300	1,644,576
Persimmon plc	52,487	1,938,274

Household Durables—(Continued)
PulteGroup, Inc.	4,234	140,780
Redrow plc	201,376	1,783,877
Sekisui Chemical Co., Ltd.	40,400	810,103
Sekisui House, Ltd.	52,100	940,153
Sony Corp.	52,500	2,358,248
Taylor Wimpey plc	285,080	794,145
Toll Brothers, Inc.	10,975	527,019

		16,803,602

Household Products—0.2%
Kimberly-Clark Corp.	10,369	1,251,123
Procter & Gamble Co. (The)	17,420	1,600,550
Reckitt Benckiser Group plc	3,446	321,888
Unilever Indonesia Tbk PT	160,000	659,244

		3,832,805

Independent Power and Renewable Electricity Producers—0.1%
Electric Power Development Co., Ltd.	12,700	342,232
Uniper SE	37,527	1,170,576

		1,512,808

Industrial Conglomerates—0.5%
Bidvest Group, Ltd. (The)	66,959	1,177,142
CK Hutchison Holdings, Ltd.	114,500	1,437,545
General Electric Co.	66,126	1,153,899
Honeywell International, Inc.	20,976	3,216,879
Jardine Matheson Holdings, Ltd.	29,800	1,809,302
KOC Holding A/S	111,570	544,036
Siemens AG	13,231	1,835,788

		11,174,591

Insurance—1.9%
AIA Group, Ltd.	757,026	6,456,159
Allianz SE	15,446	3,537,344
American International Group, Inc.	25,899	1,543,062
Arthur J. Gallagher & Co.	8,827	558,572
ASR Nederland NV	36,689	1,508,895
Assicurazioni Generali S.p.A.	67,976	1,237,600
Aviva plc	169,131	1,155,847
AXA S.A.	73,692	2,184,116
Baloise Holding AG	10,281	1,600,068
Beazley plc	79,522	570,139
Chubb, Ltd.	11,435	1,670,996
Everest Re Group, Ltd.	1,583	350,255
Hartford Financial Services Group, Inc. (The)	3,442	193,716
HDFC Standard Life Insurance Co., Ltd.	6,950	41,911
Legal & General Group plc	516,017	1,899,460
Lincoln National Corp.	1,582	121,608
MS&AD Insurance Group Holdings, Inc.	22,300	755,079
NN Group NV	13,112	566,950
Ping An Insurance Group Co. of China, Ltd. - Class H	410,000	4,267,358
Prudential Financial, Inc.	11,361	1,306,288
Prudential plc	124,143	3,191,737
Sanlam, Ltd.	138,230	971,242
Sompo Holdings, Inc.	24,800	956,136

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Swiss Life Holding AG (a)	2,413	$854,040
Swiss Re AG	13,056	1,222,130
T&D Holdings, Inc.	60,700	1,038,463
Topdanmark A/S (a)	7,716	332,776
XL Group, Ltd. (b)	9,912	348,506
Zurich Insurance Group AG	1,857	564,766

		41,005,219

Internet & Direct Marketing Retail—0.3%
Amazon.com, Inc. (a)	4,046	4,731,676
JD.com, Inc. (ADR) (a) (b)	40,030	1,658,042
Priceline Group, Inc. (The) (a)	308	535,224

		6,924,942

Internet Software & Services—1.4%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	27,044	4,663,197
Alphabet, Inc. - Class A (a)	4,077	4,294,712
Alphabet, Inc. - Class C (a)	4,178	4,371,859
Baidu, Inc. (ADR) (a)	9,740	2,281,205
carsales.com, Ltd.	40,152	452,684
Facebook, Inc. - Class A (a)	31,674	5,589,194
Tencent Holdings, Ltd.	150,200	7,764,586

		29,417,437

IT Services—1.2%
Accenture plc - Class A (b)	20,316	3,110,177
Amadeus IT Group S.A.	15,926	1,146,301
Atos SE	11,802	1,717,909
Capgemini SE	23,527	2,784,240
Cielo S.A.	139,107	982,258
Computershare, Ltd.	77,138	980,398
Fidelity National Information Services, Inc.	15,524	1,460,653
Infosys, Ltd. (ADR) (b)	137,220	2,225,708
International Business Machines Corp.	7,637	1,171,669
Nomura Research Institute, Ltd.	18,200	845,388
Otsuka Corp.	13,100	1,003,496
Sopra Steria Group	2,329	434,866
Tata Consultancy Services, Ltd.	58,080	2,456,614
Vantiv, Inc. - Class A (a) (b)	8,044	591,636
Visa, Inc. - Class A	35,411	4,037,562
WEX, Inc. (a)	1,904	268,902

		25,217,777

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	7,831	524,442
Illumina, Inc. (a) (b)	2,126	464,510
Thermo Fisher Scientific, Inc.	4,066	772,052

		1,761,004

Machinery—0.6%
Cargotec Oyj - B Shares	13,908	786,877
Deere & Co.	6,685	1,046,269
DMG Mori Co., Ltd.	46,600	962,155
Fortive Corp.	1,606	116,194
Georg Fischer AG	700	923,268

Machinery—(Continued)
Ingersoll-Rand plc	23,654	2,109,700
PACCAR, Inc.	7,106	505,095
Parker-Hannifin Corp.	2,048	408,740
Sandvik AB	77,993	1,363,297
Snap-on, Inc. (b)	4,271	744,435
Stanley Black & Decker, Inc.	11,896	2,018,632
Wartsila Oyj Abp	16,056	1,011,808
WEG S.A.	112,002	812,091

		12,808,561

Marine—0.0%
DFDS A/S	7,974	425,336

Media—0.6%
Charter Communications, Inc. - Class A (a)	5,111	1,717,092
Comcast Corp. - Class A	90,035	3,605,902
DISH Network Corp. - Class A (a)	12,960	618,840
I-CABLE Communications, Ltd. (a)	26,899	791
ITV plc	407,046	906,245
Sirius XM Holdings, Inc. (b)	62,818	336,704
Time Warner, Inc.	2,567	234,803
Twenty-First Century Fox, Inc. - Class A	48,473	1,673,773
Vivendi S.A.	55,428	1,490,462
Walt Disney Co. (The)	15,587	1,675,758
WPP plc	51,795	938,660

		13,199,030

Metals & Mining—0.9%
Alcoa Corp. (a)	11,022	593,755
ArcelorMittal (a)	110,928	3,592,425
Aurubis AG	14,219	1,315,962
BHP Billiton, Ltd.	76,607	1,763,360
BlueScope Steel, Ltd.	35,395	424,164
Fortescue Metals Group, Ltd.	142,073	539,871
Freeport-McMoRan, Inc. (a)	8,180	155,093
Newmont Mining Corp.	5,228	196,154
Nippon Light Metal Holdings Co., Ltd.	71,100	202,616
Norsk Hydro ASA	55,150	416,960
Outokumpu Oyj	97,886	908,484
Regis Resources, Ltd.	114,090	382,040
Rio Tinto plc	60,576	3,197,029
Rio Tinto, Ltd.	37,269	2,199,471
South32, Ltd.	626,097	1,702,279
Vale S.A. (ADR)	85,575	1,046,582

		18,636,245

Multi-Utilities—0.1%
CMS Energy Corp.	7,047	333,323
Innogy SE	39,785	1,550,437
NiSource, Inc.	11,854	304,292
Public Service Enterprise Group, Inc.	2,412	124,218
RWE AG (a)	14,931	304,470
WEC Energy Group, Inc.	4,333	287,841

		2,904,581

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—0.2%
Dollar Tree, Inc. (a)	11,734	$1,259,175
Lojas Renner S.A.	136,130	1,451,465
Marui Group Co., Ltd.	70,600	1,289,973
Next plc	7,214	441,704

		4,442,317

Oil, Gas & Consumable Fuels—1.6%
Anadarko Petroleum Corp.	13,632	731,221
BP plc	275,445	1,942,578
Chevron Corp.	19,867	2,487,150
CNOOC, Ltd.	667,000	958,904
Concho Resources, Inc. (a)	6,588	989,649
Diamondback Energy, Inc. (a) (b)	9,298	1,173,873
EOG Resources, Inc.	16,522	1,782,889
EQT Corp.	7,730	439,992
Exxon Mobil Corp.	30,721	2,569,504
Kinder Morgan, Inc.	45,172	816,258
Marathon Petroleum Corp.	12,580	830,028
Occidental Petroleum Corp.	15,881	1,169,794
Oil Search, Ltd.	106,590	648,415
OMV AG	29,845	1,890,855
ONEOK, Inc.	4,789	255,972
Pioneer Natural Resources Co.	9,613	1,661,607
Repsol S.A.	75,607	1,336,250
Royal Dutch Shell plc - A Shares	61,705	2,065,684
Royal Dutch Shell plc - B Shares	144,256	4,865,312
Total S.A.	54,517	3,007,992
Ultrapar Participacoes S.A.	66,190	1,499,613
Whitehaven Coal, Ltd.	357,189	1,249,991

		34,373,531

Paper & Forest Products—0.1%
Mondi plc	60,768	1,584,308
UPM-Kymmene Oyj	28,508	884,556

		2,468,864

Personal Products—0.3%
Estee Lauder Cos., Inc. (The) - Class A	5,859	745,499
Kao Corp.	19,700	1,332,464
Unilever NV	86,611	4,866,181

		6,944,144

Pharmaceuticals—2.1%
Allergan plc	8,430	1,378,979
Aspen Pharmacare Holdings, Ltd.	25,280	566,794
AstraZeneca plc	20,457	1,403,821
Bayer AG	19,330	2,404,169
Bristol-Myers Squibb Co.	28,373	1,738,697
Eli Lilly & Co.	23,119	1,952,631
GlaxoSmithKline plc	123,532	2,185,015
Johnson & Johnson	20,168	2,817,873
Kyowa Hakko Kirin Co., Ltd.	58,700	1,133,776
Merck & Co., Inc.	25,097	1,412,208
Mylan NV (a)	6,057	256,272
Novartis AG	76,003	6,425,427

Pharmaceuticals—(Continued)
Novo Nordisk A/S - Class B	94,161	5,060,700
Otsuka Holdings Co., Ltd.	28,500	1,248,097
Pfizer, Inc.	98,145	3,554,812
Roche Holding AG	22,937	5,801,759
Sanofi	55,240	4,756,361
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	38,260	725,027

		44,822,418

Professional Services—0.1%
Adecco Group AG (a)	21,683	1,657,224
Meitec Corp.	5,200	273,762
Pagegroup plc	79,582	499,028

		2,430,014

Real Estate Management & Development—0.2%
Aeon Mall Co., Ltd.	21,000	410,881
CK Asset Holdings, Ltd.	170,000	1,485,954
Fabege AB	28,455	604,834
Hemfosa Fastigheter AB	17,022	227,894
Open House Co., Ltd.	11,900	639,042
Savills plc	24,229	324,427
Wharf Holdings, Ltd. (The)	97,000	335,420
Wharf Real Estate Investment Co., Ltd. (a)	97,000	645,603

		4,674,055

Road & Rail—0.4%
Canadian Pacific Railway, Ltd.	1,380	252,209
Central Japan Railway Co.	11,100	1,986,502
Norfolk Southern Corp.	11,708	1,696,489
Sankyu, Inc.	6,000	258,725
Tokyu Corp.	63,600	1,013,153
Union Pacific Corp.	22,506	3,018,055
West Japan Railway Co.	15,100	1,101,593

		9,326,726

Semiconductors & Semiconductor Equipment—1.1%
Analog Devices, Inc.	24,110	2,146,513
ASML Holding NV	8,067	1,399,527
Broadcom, Ltd.	10,005	2,570,285
Dialog Semiconductor plc (a)	15,373	476,174
Infineon Technologies AG	85,954	2,347,600
Microchip Technology, Inc. (b)	7,018	616,742
Micron Technology, Inc. (a)	8,198	337,102
NVIDIA Corp. (b)	6,548	1,267,038
Renesas Electronics Corp. (a)	52,800	611,170
SCREEN Holdings Co., Ltd.	10,400	845,148
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	153,050	6,068,432
Texas Instruments, Inc.	29,360	3,066,358
Tokyo Electron, Ltd.	7,000	1,253,896
Ulvac, Inc.	3,300	206,383

		23,212,368

Software—0.8%
Adobe Systems, Inc. (a)	15,953	2,795,604
CA, Inc.	1,000	33,280

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Intuit, Inc.	1,559	$245,979
Microsoft Corp.	110,347	9,439,082
Oracle Corp.	6,491	306,894
SAP SE	24,428	2,739,108
Symantec Corp.	6,461	181,296
Workday, Inc. - Class A (a) (b)	3,825	389,155

		16,130,398

Specialty Retail—0.5%
Best Buy Co., Inc.	9,155	626,843
Dixons Carphone plc	153,319	411,814
Home Depot, Inc. (The)	16,737	3,172,164
K’s Holdings Corp.	23,000	589,221
Lowe’s Cos., Inc.	22,632	2,103,418
Luk Fook Holdings International, Ltd.	97,000	415,774
Mr. Price Group, Ltd.	27,840	550,613
O’Reilly Automotive, Inc. (a)	2,965	713,201
Ross Stores, Inc.	14,186	1,138,426
TJX Cos., Inc. (The)	13,744	1,050,866

		10,772,340

Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc.	61,152	10,348,753
Brother Industries, Ltd.	37,700	930,553
FUJIFILM Holdings Corp.	26,400	1,077,799
HP, Inc.	43,005	903,535
Samsung Electronics Co., Ltd. (GDR)	4,620	5,534,760

		18,795,400

Textiles, Apparel & Luxury Goods—0.3%
adidas AG	5,174	1,032,855
Burberry Group plc	86,116	2,081,934
Cie Financiere Richemont S.A.	16,301	1,475,940
NIKE, Inc. - Class B	17,939	1,122,084
PVH Corp.	4,113	564,345
VF Corp.	1,692	125,208

		6,402,366

Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp., Ltd.	180,280	4,825,199

Tobacco—0.5%
British American Tobacco plc	55,891	3,772,110
ITC, Ltd.	442,927	1,824,026
Japan Tobacco, Inc.	39,900	1,285,104
Philip Morris International, Inc.	32,915	3,477,470
Swedish Match AB	15,717	618,634

		10,977,344

Trading Companies & Distributors—0.4%
Brenntag AG	24,673	1,556,406
Ferguson plc	21,520	1,539,814
ITOCHU Corp.	71,800	1,340,566

Trading Companies & Distributors—(Continued)
Marubeni Corp.	82,000	$595,417
Mitsubishi Corp.	109,400	3,023,458
Sumitomo Corp.	40,800	691,569

		8,747,230

Transportation Infrastructure—0.1%
Aena SME S.A.	8,718	1,764,896
Atlantia S.p.A.	30,966	976,795

		2,741,691

Wireless Telecommunication Services—0.3%
KDDI Corp.	66,000	1,643,224
MTN Group, Ltd.	67,040	741,034
NTT DoCoMo, Inc.	52,200	1,233,058
SoftBank Group Corp.	1,500	118,505
T-Mobile U.S., Inc. (a)	7,726	490,678
Vodafone Group plc	911,052	2,878,078

		7,104,577

Total Common Stocks (Cost $649,282,892)		763,121,095

Corporate Bonds & Notes—23.3%

Aerospace/Defense—0.6%
Airbus Finance B.V. 2.700%, 04/17/23 (144A)	279,000	278,781
Airbus SE 3.150%, 04/10/27 (144A)	245,000	245,773
3.950%, 04/10/47 (144A)	150,000	159,884
Arconic, Inc. 5.900%, 02/01/27	630,000	707,611
BAE Systems Finance, Inc. 7.500%, 07/01/27 (144A)	300,000	390,815
Boeing Co. (The) 7.250%, 06/15/25	11,000	13,923
8.625%, 11/15/31	200,000	307,182
Harris Corp. 2.700%, 04/27/20	70,000	70,281
3.832%, 04/27/25	1,420,000	1,471,593
4.854%, 04/27/35	100,000	111,759
L3 Technologies, Inc. 3.850%, 12/15/26	115,000	118,255
Lockheed Martin Corp. 3.100%, 01/15/23	96,000	97,544
3.550%, 01/15/26	1,765,000	1,832,733
4.070%, 12/15/42	267,000	281,082
4.090%, 09/15/52	514,000	538,058
Northrop Grumman Corp. 2.550%, 10/15/22	370,000	367,364
3.250%, 08/01/23	400,000	408,176
3.250%, 01/15/28	1,130,000	1,131,651
Northrop Grumman Systems Corp. 7.750%, 02/15/31	200,000	284,946

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
Raytheon Co. 3.150%, 12/15/24	91,000	$93,039
Rockwell Collins, Inc. 2.800%, 03/15/22	1,115,000	1,116,571
3.200%, 03/15/24	850,000	856,517
4.350%, 04/15/47	50,000	54,303
United Technologies Corp. 2.800%, 05/04/24	600,000	595,571
3.750%, 11/01/46	60,000	60,096
4.150%, 05/15/45	260,000	276,968
5.400%, 05/01/35	525,000	635,848
5.700%, 04/15/40	250,000	318,451
6.700%, 08/01/28	233,000	301,926
8.875%, 11/15/19	41,000	45,813

		13,172,514

Agriculture—0.4%
Altria Group, Inc. 2.850%, 08/09/22	732,000	736,803
3.875%, 09/16/46	630,000	625,156
Archer-Daniels-Midland Co. 4.016%, 04/16/43	150,000	158,710
BAT Capital Corp. 3.222%, 08/15/24 (144A)	200,000	199,992
3.557%, 08/15/27 (144A)	795,000	796,031
4.390%, 08/15/37 (144A)	710,000	745,573
BAT International Finance plc 2.750%, 06/15/20 (144A)	255,000	256,247
Bunge, Ltd. Finance Corp. 3.000%, 09/25/22	150,000	148,883
3.250%, 08/15/26	185,000	176,799
3.500%, 11/24/20	26,000	26,542
Cargill, Inc. 4.760%, 11/23/45 (144A)	399,000	472,663
Imperial Brands Finance plc 3.750%, 07/21/22 (144A)	375,000	387,526
Philip Morris International, Inc. 2.125%, 05/10/23	1,230,000	1,186,250
2.375%, 08/17/22	1,790,000	1,763,723
Reynolds American, Inc. 4.450%, 06/12/25	737,000	785,823

		8,466,721

Airlines—0.2%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	386,000	384,946
3.550%, 01/15/30 (144A)	82,000	82,156
3.600%, 03/15/27 (144A)	551,757	560,088
3.700%, 01/15/26 (144A)	80,000	80,000
American Airlines Pass-Through Trust 3.200%, 06/15/28	474,000	472,611
3.350%, 10/15/29	714,000	719,840
3.650%, 06/15/28	20,856	21,153
3.650%, 02/15/29	202,000	206,404
3.700%, 10/01/26	166,140	169,878
4.950%, 01/15/23	418,721	445,614

Airlines—(Continued)
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	33,492	34,911
Delta Air Lines Pass-Through Trust
4.750%, 05/07/20	39,106	40,671
6.821%, 08/10/22	474,593	539,849
Spirit Airlines Pass Through Trust 3.375%, 02/15/30	61,000	60,910
U.S. Airways Pass-Through Trust 3.950%, 11/15/25	193,172	201,285
United Airlines Pass-Through Trust 3.100%, 07/07/28	232,000	231,420
3.450%, 07/07/28 (b)	490,000	496,654
3.650%, 01/07/26	66,000	65,545

		4,813,935

Auto Manufacturers—0.7%
American Honda Finance Corp. 2.300%, 09/09/26	110,000	104,118
2.900%, 02/16/24	100,000	100,593
BMW U.S. Capital LLC 1.850%, 09/15/21 (144A)	600,000	585,400
Daimler Finance North America LLC 2.200%, 05/05/20 (144A)	380,000	377,842
2.250%, 09/03/19 (144A)	160,000	159,531
2.250%, 03/02/20 (144A)	430,000	428,354
2.375%, 08/01/18 (144A)	415,000	415,876
2.450%, 05/18/20 (144A)	630,000	629,524
3.300%, 05/19/25 (144A)	290,000	294,160
8.500%, 01/18/31	115,000	173,727
Ford Motor Co. 4.750%, 01/15/43	20,000	20,283
5.291%, 12/08/46	390,000	424,402
6.375%, 02/01/29	500,000	585,290
6.625%, 02/15/28	250,000	298,634
7.450%, 07/16/31	415,000	542,493
9.980%, 02/15/47	400,000	650,682
Ford Motor Credit Co. LLC 3.339%, 03/28/22	580,000	586,716
3.664%, 09/08/24	420,000	425,414
4.134%, 08/04/25	240,000	248,212
4.389%, 01/08/26	760,000	797,388
5.750%, 02/01/21	300,000	325,705
General Motors Co. 5.000%, 04/01/35	1,205,000	1,276,979
5.150%, 04/01/38	200,000	213,231
6.600%, 04/01/36	842,000	1,025,883
General Motors Financial Co., Inc. 3.100%, 01/15/19	304,000	305,627
3.450%, 01/14/22	400,000	405,398
3.500%, 11/07/24	80,000	79,836
3.700%, 05/09/23	102,000	104,032
4.000%, 01/15/25	55,000	56,511
4.000%, 10/06/26	287,000	291,890
4.300%, 07/13/25	530,000	552,308
4.350%, 01/17/27	487,000	506,503

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
Nissan Motor Acceptance Corp. 1.800%, 03/15/18 (144A)	146,000	$145,985
2.600%, 09/28/22 (144A)	550,000	543,121
Toyota Motor Credit Corp. 2.625%, 01/10/23	400,000	400,112
4.250%, 01/11/21	150,000	158,102

		14,239,862

Banks—5.6%
ABN AMRO Bank NV 2.450%, 06/04/20 (144A)	280,000	279,840
4.750%, 07/28/25 (144A)	400,000	424,600
ANZ New Zealand International, Ltd. 2.875%, 01/25/22 (144A)	500,000	501,312
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	275,000	286,067
6.750%, 5Y USD ICE Swap + 5.168%, 06/15/26 (144A) (c)	530,000	602,875
Bank of America Corp. 2.503%, 10/21/22	1,300,000	1,286,170
2.625%, 10/19/20	1,775,000	1,789,903
3.004%, 3M USD LIBOR + 0.790%, 12/20/23 (144A) (c)	1,154,000	1,156,963
3.248%, 10/21/27	200,000	198,464
3.419%, 3M USD LIBOR + 1.040%, 12/20/28 (144A) (b) (c)	1,020,974	1,021,193
3.705%, 3M USD LIBOR + 1.512%, 04/24/28 (c)	1,845,000	1,893,697
3.824%, 3M USD LIBOR + 1.575%, 01/20/28 (c)	115,000	118,953
3.950%, 04/21/25	1,610,000	1,664,931
4.000%, 04/01/24 (b)	263,000	278,024
4.125%, 01/22/24	826,000	878,497
4.244%, 3M USD LIBOR + 1.814%, 04/24/38 (c)	360,000	390,431
4.250%, 10/22/26	142,000	149,644
4.443%, 3M USD LIBOR + 1.990%, 01/20/48 (c)	145,000	163,409
4.450%, 03/03/26	647,000	690,610
6.250%, 3M USD LIBOR + 3.705%, 09/05/24 (c)	500,000	552,525
6.875%, 04/25/18	800,000	812,222
Bank of Montreal 2.350%, 09/11/22	963,000	947,289
2.375%, 01/25/19	100,000	100,296
Bank of New York Mellon Corp. (The) 2.200%, 08/16/23	225,000	218,072
2.500%, 04/15/21	231,000	231,520
2.661%, 3M USD LIBOR + 0.634%, 05/16/23 (c)	1,000,000	999,465
3.550%, 09/23/21	352,000	365,220
3.950%, 11/18/25	136,000	145,090
4.500%, 3M USD LIBOR + 2.460%, 06/20/23 (b) (c)	335,000	333,760
4.600%, 01/15/20	200,000	209,182
Bank of Nova Scotia (The) 1.875%, 09/20/21 (144A)	750,000	729,081
2.450%, 03/22/21	355,000	355,230
2.450%, 09/19/22	710,000	701,587
Barclays plc 4.337%, 01/10/28	604,000	625,119
4.375%, 01/12/26	1,400,000	1,456,308

Banks—(Continued)
BB&T Corp. 2.450%, 01/15/20	139,000	139,460
2.850%, 10/26/24	810,000	804,102
3.950%, 03/22/22	175,000	182,831
BPCE S.A. 2.650%, 02/03/21	250,000	250,705
3.375%, 12/02/26	250,000	252,844
3.500%, 10/23/27 (144A)	595,000	585,475
5.150%, 07/21/24 (144A)	785,000	851,179
Branch Banking & Trust Co. 2.850%, 04/01/21	610,000	618,371
Capital One Financial Corp. 3.050%, 03/09/22	545,000	548,819
3.750%, 07/28/26	315,000	313,676
4.200%, 10/29/25	100,000	102,882
Capital One N.A. 1.500%, 03/22/18	500,000	499,374
Citigroup, Inc. 2.150%, 07/30/18	181,000	181,113
2.500%, 07/29/19	215,000	215,660
2.750%, 04/25/22	1,000,000	997,976
2.876%, 3M USD LIBOR + 0.950%, 07/24/23 (c)	2,705,000	2,691,446
3.200%, 10/21/26	181,000	179,586
3.887%, 3M USD LIBOR + 1.563%, 01/10/28 (c)	1,245,000	1,288,677
4.125%, 07/25/28	574,000	591,596
4.400%, 06/10/25	925,000	976,369
4.450%, 09/29/27	1,100,000	1,164,573
4.600%, 03/09/26	205,000	218,165
4.750%, 05/18/46	145,000	159,841
5.500%, 09/13/25	101,000	113,781
6.625%, 01/15/28	2,400,000	2,976,746
Comerica, Inc. 3.800%, 07/22/26	172,000	174,494
Commonwealth Bank of Australia 2.500%, 09/18/22 (144A)	300,000	296,619
Cooperative Rabobank UA 3.750%, 07/21/26 (b)	590,000	597,691
4.375%, 08/04/25	477,000	503,524
4.625%, 12/01/23	500,000	535,977
Credit Agricole S.A. 2.750%, 06/10/20 (144A)	330,000	332,278
4.125%, 01/10/27 (144A) (b)	326,000	338,491
Credit Suisse AG 3.625%, 09/09/24	1,000,000	1,034,741
Credit Suisse Group AG 3.574%, 01/09/23 (144A)	2,039,000	2,073,074
4.282%, 01/09/28 (144A) (b)	1,590,000	1,657,734
Danske Bank A/S 2.200%, 03/02/20 (144A)	610,000	607,482
2.700%, 03/02/22 (144A)	200,000	200,207
Deutsche Bank AG 3.300%, 11/16/22	300,000	298,471
4.250%, 10/14/21	975,000	1,014,356
Discover Bank 3.100%, 06/04/20	895,000	905,622
4.250%, 03/13/26	940,000	980,370

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Fifth Third Bancorp 8.250%, 03/01/38	50,000	$76,351
Fifth Third Bank 3.850%, 03/15/26 (b)	590,000	608,663
Goldman Sachs Group, Inc. (The) 2.350%, 11/15/21	1,762,000	1,735,287
2.600%, 04/23/20	213,000	213,290
2.750%, 09/15/20	625,000	628,123
2.876%, 10/31/22 (c)	585,000	583,323
2.905%, 3M USD LIBOR + 0.990%, 07/24/23 (c)	2,715,000	2,696,041
2.908%, 3M USD LIBOR + 1.053%, 06/05/23 (c)	3,515,000	3,491,628
3.272%, 3M USD LIBOR + 1.201%, 09/29/25 (c)	403,000	401,376
3.625%, 01/22/23	500,000	516,516
3.691%, 3M USD LIBOR + 1.510%, 06/05/28 (c)	349,000	354,046
3.750%, 05/22/25	362,000	372,951
3.850%, 01/26/27	700,000	718,660
4.017%, 10/31/38 (c)	560,000	575,899
4.250%, 10/21/25	27,000	28,218
5.150%, 05/22/45	700,000	811,751
5.375%, 03/15/20	510,000	540,769
5.950%, 01/18/18	490,000	490,773
HSBC Bank plc 4.125%, 08/12/20 (144A)	845,000	880,835
4.750%, 01/19/21 (144A)	950,000	1,010,098
HSBC Bank USA N.A. 5.875%, 11/01/34	1,500,000	1,934,621
HSBC Holdings plc 3.033%, 11/22/23 (c)	650,000	651,308
3.262%, 3M USD LIBOR + 1.055%, 03/13/23 (c)	1,410,000	1,429,628
3.900%, 05/25/26	206,000	213,651
4.041%, 3M USD LIBOR + 1.546%, 03/13/28 (c)	1,010,000	1,052,561
4.250%, 03/14/24	740,000	772,988
6.375%, 5Y USD ICE Swap + 4.368%, 03/30/25 (b) (c)	355,000	381,625
HSBC USA, Inc. 1.625%, 01/16/18 (b)	300,000	299,978
2.750%, 08/07/20	610,000	613,345
Huntington Bancshares, Inc. 2.300%, 01/14/22	373,000	366,994
3.150%, 03/14/21	132,000	134,076
Industrial & Commercial Bank of China, Ltd. 2.957%, 11/08/22	250,000	247,683
ING Bank NV 5.800%, 09/25/23 (144A)	560,000	628,452
Intesa Sanpaolo S.p.A. 3.875%, 07/14/27 (144A)	1,220,000	1,219,429
KeyBank N.A. 2.350%, 03/08/19	500,000	500,917
3.400%, 05/20/26	455,000	453,302
KeyCorp 5.100%, 03/24/21	200,000	215,535
Lloyds Banking Group plc 3.574%, 3M USD LIBOR + 1.205%, 11/07/28 (b) (c)	610,000	604,262
3.750%, 01/11/27 (b)	444,000	450,897
4.582%, 12/10/25	200,000	209,710
Macquarie Bank, Ltd. 2.600%, 06/24/19 (144A)	115,000	115,311
4.000%, 07/29/25 (144A)	400,000	417,219

Banks—(Continued)
Macquarie Group, Ltd. 3.189%, 3M USD LIBOR + 1.023%, 11/28/23 (144A) (c)	525,000	521,346
3.763%, 3M USD LIBOR + 1.372%, 11/28/28 (144A) (b) (c)	1,005,000	998,920
Mitsubishi UFJ Financial Group, Inc. 2.665%, 07/25/22	300,000	297,167
2.998%, 02/22/22 (b)	192,000	193,220
Mizuho Bank, Ltd. 2.450%, 04/16/19 (144A)	200,000	200,147
2.700%, 10/20/20 (144A)	580,000	583,095
Morgan Stanley 1.875%, 01/05/18	650,000	649,988
2.375%, 07/23/19	375,000	375,422
2.543%, 3M USD LIBOR + 1.180%, 01/20/22 (c)	1,015,000	1,031,791
2.650%, 01/27/20	15,000	15,068
2.750%, 05/19/22	300,000	298,899
3.591%, 3M USD LIBOR + 1.340%, 07/22/28 (c)	1,290,000	1,301,873
3.625%, 01/20/27	300,000	307,036
3.750%, 02/25/23	333,000	345,108
3.875%, 04/29/24	300,000	313,223
3.950%, 04/23/27	530,000	538,204
3.971%, 3M USD LIBOR + 1.455%, 07/22/38 (c)	430,000	445,263
4.300%, 01/27/45	160,000	172,572
4.350%, 09/08/26	1,000,000	1,047,859
4.375%, 01/22/47	405,000	443,954
5.500%, 01/26/20	100,000	105,971
5.625%, 09/23/19	1,100,000	1,159,196
6.250%, 08/09/26	875,000	1,044,348
MUFG Americas Holdings Corp. 3.000%, 02/10/25	145,000	143,163
MUFG Union Bank N.A. 2.250%, 05/06/19 (b)	415,000	414,467
National Australia Bank, Ltd. 2.800%, 01/10/22	350,000	351,637
National City Bank of Indiana 4.250%, 07/01/18	250,000	252,822
Northern Trust Corp. 3.375%, 3M USD LIBOR + 1.131%, 05/08/32 (c)	570,000	567,887
PNC Bank N.A. 2.150%, 04/29/21 (b)	710,000	703,684
3.100%, 10/25/27	1,280,000	1,278,098
4.200%, 11/01/25	250,000	268,599
6.875%, 04/01/18	350,000	354,214
Royal Bank of Canada 4.650%, 01/27/26	375,000	404,109
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	400,000	419,355
Santander UK plc 2.500%, 03/14/19	233,000	233,716
Skandinaviska Enskilda Banken AB 2.450%, 05/27/20 (144A)	535,000	535,332
Societe Generale S.A. 4.250%, 04/14/25 (144A)	350,000	357,048
Standard Chartered plc 5.200%, 01/26/24 (144A)	350,000	376,035

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
State Street Bank and Trust Co. 5.250%, 10/15/18	215,000	$220,445
State Street Corp. 3.100%, 05/15/23	90,000	90,781
3.700%, 11/20/23	369,000	388,552
Sumitomo Mitsui Financial Group, Inc. 2.778%, 10/18/22	827,000	821,234
2.784%, 07/12/22 (b)	450,000	447,429
2.846%, 01/11/22	400,000	400,794
SunTrust Banks, Inc. 2.500%, 05/01/19	113,000	113,424
2.750%, 05/01/23	300,000	297,254
3.300%, 05/15/26	380,000	376,349
5.125%, 3M USD LIBOR + 2.786%, 12/15/27 (b) (c)	635,000	622,379
Swedbank AB 2.800%, 03/14/22 (144A)	500,000	502,009
Toronto-Dominion Bank (The) 2.125%, 07/02/19 (b)	348,000	347,960
2.125%, 04/07/21	485,000	480,381
2.500%, 12/14/20	275,000	275,879
3.625%, 5Y USD Swap + 2.205%, 09/15/31 (c)	100,000	99,742
U.S. Bancorp 3.150%, 04/27/27	250,000	250,458
UBS AG 2.450%, 12/01/20 (144A)	200,000	199,397
UBS Group Funding Switzerland AG 2.859%, 3M USD LIBOR + 0.954%, 08/15/23 (144A) (c)	1,776,000	1,755,695
3.491%, 05/23/23 (144A)	285,000	289,535
Wachovia Corp. 6.605%, 10/01/25	222,000	267,722
Wells Fargo & Co. 2.550%, 12/07/20	320,000	321,296
3.000%, 04/22/26	300,000	294,330
3.069%, 01/24/23	1,910,000	1,924,334
3.450%, 02/13/23	900,000	917,142
3.584%, 3M USD LIBOR + 1.310%, 05/22/28 (c)	805,000	820,663
4.100%, 06/03/26	189,000	198,189
4.300%, 07/22/27	49,000	52,175
4.480%, 01/16/24	55,000	59,113
4.650%, 11/04/44	2,015,000	2,197,345
4.750%, 12/07/46	840,000	938,817
4.900%, 11/17/45	424,000	479,876
Westpac Banking Corp. 1.600%, 08/19/19	427,000	422,564
2.500%, 06/28/22	450,000	447,189
2.600%, 11/23/20	815,000	818,309
2.750%, 01/11/23	555,000	553,869
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (c)	690,000	710,916
4.875%, 11/19/19	400,000	419,325

		119,534,724

Beverages—0.6%
Anheuser-Busch Cos. LLC 6.750%, 12/15/27	65,000	80,175

Beverages—(Continued)
Anheuser-Busch InBev Finance, Inc. 2.650%, 02/01/21	200,000	201,004
3.300%, 02/01/23	373,000	381,688
3.650%, 02/01/26	1,385,000	1,429,289
4.700%, 02/01/36	2,770,000	3,097,274
4.900%, 02/01/46	1,102,000	1,277,206
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48	1,675,000	1,824,721
6.625%, 08/15/33	150,000	200,065
8.000%, 11/15/39	50,000	78,795
Brown-Forman Corp. 4.500%, 07/15/45	113,000	127,916
Coca-Cola Co. (The) 7.375%, 07/29/93	100,000	151,146
Coca-Cola Femsa S.A.B. de C.V. 3.875%, 11/26/23	200,000	209,209
Constellation Brands, Inc. 2.700%, 05/09/22	225,000	223,898
4.250%, 05/01/23	80,000	84,629
Diageo Capital plc 4.828%, 07/15/20	250,000	265,670
4.850%, 05/15/18	46,000	46,475
Diageo Investment Corp. 2.875%, 05/11/22	200,000	203,010
Dr Pepper Snapple Group, Inc. 2.000%, 01/15/20	92,000	91,280
2.550%, 09/15/26	163,000	154,522
3.430%, 06/15/27 (144A)	75,000	75,123
Heineken NV 4.000%, 10/01/42 (144A)	575,000	590,136
PepsiCo, Inc. 3.000%, 10/15/27	690,000	687,565
3.100%, 07/17/22	741,000	758,754
4.450%, 04/14/46	94,000	106,816
5.500%, 01/15/40	150,000	192,356

		12,538,722

Biotechnology—0.4%
Amgen, Inc. 2.650%, 05/11/22	975,000	972,377
3.625%, 05/15/22	410,000	424,473
4.400%, 05/01/45	380,000	413,455
4.563%, 06/15/48	901,000	1,004,626
4.663%, 06/15/51	165,000	184,553
Baxalta, Inc. 3.600%, 06/23/22	329,000	336,482
Celgene Corp. 3.450%, 11/15/27	595,000	594,557
3.625%, 05/15/24	500,000	514,221
4.350%, 11/15/47 (b)	150,000	155,809
5.000%, 08/15/45	345,000	391,434
5.700%, 10/15/40	206,000	244,477
Gilead Sciences, Inc. 2.500%, 09/01/23	59,000	58,246
3.250%, 09/01/22	125,000	128,653

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Gilead Sciences, Inc. 3.500%, 02/01/25	95,000	$98,250
3.650%, 03/01/26 (b)	230,000	238,602
3.700%, 04/01/24	583,000	609,928
4.000%, 09/01/36	190,000	201,006
4.150%, 03/01/47	70,000	74,457
4.600%, 09/01/35	880,000	991,561

		7,637,167

Building Materials—0.2%
Boral Finance Pty, Ltd. 3.000%, 11/01/22 (144A)	315,000	312,244
CRH America, Inc. 3.875%, 05/18/25 (144A)	334,000	348,646
Johnson Controls International plc 3.625%, 07/02/24 (d)	98,000	101,570
3.900%, 02/14/26	128,000	133,924
4.500%, 02/15/47	135,000	148,309
4.950%, 07/02/64 (d)	50,000	55,078
Martin Marietta Materials, Inc. 3.450%, 06/01/27	453,000	446,535
3.500%, 12/15/27	165,000	163,769
4.250%, 12/15/47	305,000	301,788
Masco Corp. 3.500%, 04/01/21 (b)	170,000	172,661
3.500%, 11/15/27	190,000	187,307
4.500%, 05/15/47	255,000	259,463
Owens Corning 4.300%, 07/15/47	440,000	433,244
Vulcan Materials Co. 4.500%, 06/15/47	180,000	183,781

		3,248,319

Chemicals—0.3%
Agrium, Inc. 3.375%, 03/15/25	390,000	391,805
Air Liquide Finance S.A. 1.750%, 09/27/21 (144A)	450,000	436,398
CF Industries, Inc. 4.500%, 12/01/26 (144A)	315,000	328,360
Dow Chemical Co. (The) 3.000%, 11/15/22	82,000	82,435
4.125%, 11/15/21	27,000	28,310
8.550%, 05/15/19	45,000	48,743
E.I. du Pont de Nemours & Co. 6.500%, 01/15/28	40,000	50,483
Mosaic Co. (The) 3.250%, 11/15/22	350,000	346,938
4.050%, 11/15/27	230,000	230,603
4.250%, 11/15/23 (b)	177,000	183,286
4.875%, 11/15/41	100,000	99,454
Mosaic Global Holdings, Inc. 7.300%, 01/15/28	23,000	28,234
7.375%, 08/01/18	800,000	817,219

Chemicals—(Continued)
Potash Corp. of Saskatchewan, Inc. 5.875%, 12/01/36	400,000	492,336
PPG Industries, Inc. 3.600%, 11/15/20	155,000	158,966
Praxair, Inc. 2.200%, 08/15/22	30,000	29,549
2.450%, 02/15/22	300,000	300,473
Sherwin-Williams Co. (The) 2.750%, 06/01/22	300,000	298,835
3.125%, 06/01/24	103,000	103,568
3.450%, 06/01/27 (b)	10,000	10,160
4.500%, 06/01/47	100,000	109,334
Union Carbide Corp. 7.500%, 06/01/25	701,000	871,675
7.750%, 10/01/96	100,000	138,386
7.875%, 04/01/23	30,000	36,322
Westlake Chemical Corp. 4.375%, 11/15/47	284,000	294,941

		5,916,813

Commercial Services—0.1%
California Institute of Technology 4.700%, 11/01/2111	165,000	182,414
Ecolab, Inc. 3.250%, 12/01/27 (144A)	151,000	151,080
ERAC USA Finance LLC 6.700%, 06/01/34 (144A)	500,000	631,105
President & Fellows of Harvard College 3.300%, 07/15/56	143,000	139,984
Trustees of the University of Pennsylvania (The) 4.674%, 09/01/2112	254,000	286,864
Western Union Co. (The) 3.600%, 03/15/22 (b)	300,000	303,705

		1,695,152

Computers—0.6%
Apple, Inc. 2.150%, 02/09/22	1,004,000	990,945
2.750%, 01/13/25	1,115,000	1,105,302
2.850%, 05/11/24	1,671,000	1,678,486
2.900%, 09/12/27	300,000	296,446
3.000%, 02/09/24	1,044,000	1,057,252
3.000%, 06/20/27	94,000	93,588
3.200%, 05/11/27	970,000	982,319
3.250%, 02/23/26 (b)	1,248,000	1,273,664
3.450%, 02/09/45	250,000	243,982
3.850%, 05/04/43	333,000	345,973
4.375%, 05/13/45	130,000	146,454
4.500%, 02/23/36	700,000	802,404
Dell International LLC / EMC Corp. 5.450%, 06/15/23 (144A)	335,000	362,014
6.020%, 06/15/26 (144A)	1,847,000	2,036,536
DXC Technology Co. 4.250%, 04/15/24	129,000	134,372

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
Enterprise Services LLC 7.450%, 10/15/29	138,000	$171,514
International Business Machines Corp. 3.450%, 02/19/26 (b)	330,000	341,033
3.625%, 02/12/24	210,000	219,896

		12,282,180

Cosmetics/Personal Care—0.0%
Procter & Gamble Co. (The) 2.850%, 08/11/27 (b)	400,000	396,715
Unilever Capital Corp. 2.000%, 07/28/26	160,000	147,658

		544,373

Distribution/Wholesale—0.0%
WW Grainger, Inc. 4.600%, 06/15/45	157,000	171,850

Diversified Financial Services—0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.500%, 05/26/22	390,000	395,795
3.500%, 01/15/25	1,200,000	1,189,493
3.950%, 02/01/22 (b)	945,000	973,960
Air Lease Corp. 2.625%, 07/01/22	128,000	126,274
3.000%, 09/15/23	90,000	89,303
3.625%, 12/01/27 (b)	130,000	129,867
American Express Co. 3.000%, 10/30/24	1,450,000	1,447,595
American Express Credit Corp. 3.300%, 05/03/27	90,000	91,329
Blackstone Holdings Finance Co. LLC 4.450%, 07/15/45 (144A)	66,000	70,844
5.875%, 03/15/21 (144A)	250,000	274,034
BOC Aviation, Ltd. 2.750%, 09/18/22 (144A)	220,000	215,331
Brookfield Finance, Inc. 4.700%, 09/20/47	87,000	91,174
Capital One Bank USA N.A. 2.250%, 02/13/19	435,000	434,429
3.375%, 02/15/23	1,735,000	1,752,125
Charles Schwab Corp. (The) 3.200%, 01/25/28	100,000	100,157
E*TRADE Financial Corp. 3.800%, 08/24/27	62,000	61,798
GE Capital International Funding Co. 4.418%, 11/15/35	3,372,000	3,649,369
GTP Acquisition Partners LLC 3.482%, 06/16/25 (144A)	269,000	266,964
Intercontinental Exchange, Inc. 4.000%, 10/15/23	118,000	125,308
International Lease Finance Corp. 8.625%, 01/15/22	300,000	361,299

Diversified Financial Services—(Continued)
Invesco Finance plc 3.750%, 01/15/26	97,000	100,279
5.375%, 11/30/43	75,000	92,882
Jefferies Group LLC 5.125%, 04/13/18	75,000	75,615
6.875%, 04/15/21	375,000	419,513
Legg Mason, Inc. 5.625%, 01/15/44	80,000	89,190
National Rural Utilities Cooperative Finance Corp. 2.700%, 02/15/23	285,000	284,773
2.850%, 01/27/25	340,000	337,599
2.950%, 02/07/24	87,000	87,653
8.000%, 03/01/32	400,000	583,879
ORIX Corp. 2.900%, 07/18/22	151,000	150,472
Synchrony Financial 3.950%, 12/01/27	635,000	632,329
4.250%, 08/15/24	200,000	207,371
Visa, Inc. 2.800%, 12/14/22	265,000	268,882
4.150%, 12/14/35	300,000	333,078

		15,509,963

Electric—1.9%
AEP Transmission Co. LLC 3.100%, 12/01/26	265,000	265,526
Alabama Power Co. 5.700%, 02/15/33	150,000	182,827
Ameren Illinois Co. 3.700%, 12/01/47	505,000	516,726
Appalachian Power Co. 5.800%, 10/01/35	150,000	184,339
Arizona Public Service Co. 8.750%, 03/01/19	165,000	176,851
Atlantic City Electric Co. 7.750%, 11/15/18	135,000	141,410
Avangrid, Inc. 3.150%, 12/01/24	572,000	569,007
Baltimore Gas & Electric Co. 2.800%, 08/15/22	143,000	143,427
3.350%, 07/01/23	565,000	579,206
CenterPoint Energy Houston Electric LLC 5.600%, 07/01/23	381,000	427,340
6.950%, 03/15/33	100,000	139,141
China Southern Power Grid International Finance BVI Co., Ltd. 3.500%, 05/08/27 (144A)	240,000	238,560
Cleveland Electric Illuminating Co. (The) 3.500%, 04/01/28 (144A)	145,000	145,158
5.500%, 08/15/24	187,000	212,881
CMS Energy Corp. 2.950%, 02/15/27	115,000	110,988
3.450%, 08/15/27	320,000	322,829
3.875%, 03/01/24	138,000	144,366
Commonwealth Edison Co. 2.550%, 06/15/26	410,000	396,492

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Commonwealth Edison Co. 2.950%, 08/15/27	585,000	$578,374
3.750%, 08/15/47	400,000	415,657
5.875%, 02/01/33	150,000	188,160
6.450%, 01/15/38	175,000	242,243
Consolidated Edison Co. of New York, Inc. 3.125%, 11/15/27 (b)	200,000	201,720
4.000%, 11/15/57	295,000	308,859
5.700%, 12/01/36	300,000	377,439
Consolidated Edison, Inc. 2.000%, 05/15/21	580,000	571,140
Consumers Energy Co. 3.950%, 05/15/43	200,000	212,230
Dominion Energy, Inc. 2.850%, 08/15/26 (b)	848,000	818,947
3.900%, 10/01/25	375,000	391,354
5.250%, 08/01/33	400,000	468,029
DTE Electric Co. 5.450%, 02/15/35	30,000	36,170
5.700%, 10/01/37	250,000	317,407
Duke Energy Carolinas LLC 3.700%, 12/01/47	130,000	133,918
3.875%, 03/15/46	90,000	94,384
6.000%, 12/01/28	200,000	247,864
6.000%, 01/15/38	60,000	80,726
Duke Energy Corp. 3.150%, 08/15/27	225,000	223,373
3.750%, 04/15/24	660,000	689,307
3.950%, 08/15/47	100,000	102,764
6.250%, 06/15/18	375,000	382,283
Duke Energy Indiana LLC 3.750%, 05/15/46	370,000	379,531
Duke Energy Progress LLC 4.150%, 12/01/44	305,000	332,677
6.125%, 09/15/33	500,000	639,348
Duquesne Light Holdings, Inc. 3.616%, 08/01/27 (144A)	240,000	239,892
Edison International 2.400%, 09/15/22	100,000	97,834
2.950%, 03/15/23	425,000	425,662
EDP Finance B.V. 3.625%, 07/15/24 (144A)	500,000	503,562
5.250%, 01/14/21 (144A)	425,000	455,227
Electricite de France S.A. 4.875%, 01/22/44 (144A)	165,000	182,777
Emera U.S. Finance L.P. 4.750%, 06/15/46	405,000	443,404
Enel Finance International NV 3.500%, 04/06/28 (144A)	685,000	670,018
3.625%, 05/25/27 (144A)	520,000	516,648
Entergy Arkansas, Inc. 3.050%, 06/01/23	311,000	312,144
Entergy Corp. 2.950%, 09/01/26	580,000	564,308
4.000%, 07/15/22	270,000	281,865

Electric—(Continued)
Entergy Mississippi, Inc. 2.850%, 06/01/28	245,000	237,215
Exelon Corp. 2.450%, 04/15/21	60,000	59,728
3.497%, 06/01/22	530,000	540,123
4.450%, 04/15/46	115,000	124,973
Exelon Generation Co. LLC 2.950%, 01/15/20	500,000	505,088
3.400%, 03/15/22	195,000	198,277
FirstEnergy Corp. 3.900%, 07/15/27	270,000	276,654
4.850%, 07/15/47	125,000	139,499
Florida Power & Light Co. 4.950%, 06/01/35	300,000	355,480
5.625%, 04/01/34	110,000	138,501
Fortis, Inc. 3.055%, 10/04/26	437,000	421,943
Georgia Power Co. 5.400%, 06/01/40	120,000	144,232
Gulf Power Co. 3.300%, 05/30/27	520,000	523,242
Indiana Michigan Power Co. 3.200%, 03/15/23	250,000	253,222
3.750%, 07/01/47	225,000	228,709
ITC Holdings Corp. 3.250%, 06/30/26	190,000	188,914
3.350%, 11/15/27 (144A)	710,000	710,516
3.650%, 06/15/24	285,000	292,369
Jersey Central Power & Light Co. 4.300%, 01/15/26 (144A)	505,000	527,034
6.150%, 06/01/37	100,000	123,908
Kansas City Power & Light Co. 3.150%, 03/15/23	100,000	100,456
6.375%, 03/01/18	150,000	151,072
7.150%, 04/01/19	250,000	264,580
Louisville Gas & Electric Co. 5.125%, 11/15/40	125,000	151,764
Metropolitan Edison Co. 3.500%, 03/15/23 (144A)	220,000	224,112
4.000%, 04/15/25 (144A)	230,000	236,358
MidAmerican Energy Co. 3.700%, 09/15/23	300,000	312,842
Nevada Power Co. 5.375%, 09/15/40	96,000	119,132
6.500%, 08/01/18	425,000	435,943
6.650%, 04/01/36	150,000	208,464
New England Power Co. 3.800%, 12/05/47 (144A)	347,000	354,762
NextEra Energy Capital Holdings, Inc. 2.400%, 09/15/19	159,000	159,409
Niagara Mohawk Power Corp. 4.278%, 10/01/34 (144A)	264,000	289,833
Northern States Power Co. 2.150%, 08/15/22	500,000	492,301
Oncor Electric Delivery Co. LLC 2.150%, 06/01/19 (b)	240,000	238,922
2.950%, 04/01/25	30,000	29,932

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Pacific Gas & Electric Co. 2.450%, 08/15/22	91,000	$89,280
2.950%, 03/01/26	435,000	423,512
3.250%, 06/15/23	300,000	302,921
3.400%, 08/15/24	595,000	606,344
3.500%, 06/15/25	305,000	311,808
4.250%, 03/15/46	205,000	215,158
5.800%, 03/01/37	255,000	318,218
6.050%, 03/01/34	250,000	315,110
PacifiCorp 5.500%, 01/15/19	65,000	67,227
5.900%, 08/15/34	15,000	19,103
6.100%, 08/01/36	116,000	155,083
6.250%, 10/15/37	260,000	355,290
7.700%, 11/15/31	40,000	57,935
Pennsylvania Electric Co. 3.250%, 03/15/28 (144A)	400,000	393,582
PPL Capital Funding, Inc. 3.500%, 12/01/22	775,000	796,814
4.000%, 09/15/47	317,000	325,731
PPL Electric Utilities Corp. 4.750%, 07/15/43	42,000	49,975
Progress Energy, Inc. 7.000%, 10/30/31	325,000	434,293
PSEG Power LLC 2.450%, 11/15/18	45,000	45,114
4.150%, 09/15/21	110,000	114,717
Public Service Co. of Colorado 3.950%, 03/15/43	200,000	208,342
5.125%, 06/01/19	150,000	155,899
5.800%, 08/01/18	130,000	132,759
Public Service Co. of New Hampshire 3.500%, 11/01/23	55,000	56,727
Public Service Co. of Oklahoma 5.150%, 12/01/19	50,000	52,359
6.625%, 11/15/37	100,000	135,631
Public Service Electric & Gas Co. 2.250%, 09/15/26	203,000	190,951
3.600%, 12/01/47	680,000	696,276
3.650%, 09/01/42	56,000	57,542
Rochester Gas & Electric Corp. 3.100%, 06/01/27 (144A)	383,000	379,125
San Diego Gas & Electric Co. 5.350%, 05/15/35	100,000	121,521
6.000%, 06/01/26	100,000	120,181
Sierra Pacific Power Co. 2.600%, 05/01/26	1,586,000	1,532,542
6.750%, 07/01/37	150,000	208,403
Southern California Edison Co. 3.500%, 10/01/23	239,000	247,512
4.650%, 10/01/43	200,000	234,393
Southern Power Co. 4.950%, 12/15/46	335,000	367,458
5.150%, 09/15/41	200,000	222,437
5.250%, 07/15/43	95,000	107,409

Electric—(Continued)
Southwestern Electric Power Co. 3.900%, 04/01/45	165,000	169,283
Southwestern Public Service Co. 3.700%, 08/15/47	470,000	480,943
Toledo Edison Co. (The) 6.150%, 05/15/37	250,000	322,206
7.250%, 05/01/20	15,000	16,280
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	300,000	311,201
Union Electric Co. 2.950%, 06/15/27	774,000	766,778
Virginia Electric & Power Co. 1.200%, 01/15/18	33,000	32,991
3.450%, 02/15/24	122,000	125,972
Xcel Energy, Inc. 3.350%, 12/01/26	370,000	374,568

		41,008,732

Electrical Components & Equipment—0.0%
Emerson Electric Co. 6.000%, 08/15/32	70,000	87,314

Electronics—0.0%
Arrow Electronics, Inc. 3.000%, 03/01/18	26,000	26,033
3.875%, 01/12/28	390,000	388,831
Corning, Inc. 4.375%, 11/15/57	235,000	233,285
Koninklijke Philips NV 3.750%, 03/15/22	100,000	104,120
6.875%, 03/11/38	100,000	138,346

		890,615

Engineering & Construction—0.0%
ABB Finance USA, Inc. 2.875%, 05/08/22	100,000	101,673

Environmental Control—0.1%
Republic Services, Inc. 3.375%, 11/15/27	320,000	322,392
5.500%, 09/15/19	600,000	630,948

		953,340

Food—0.4%
Conagra Brands, Inc. 6.625%, 08/15/39	70,000	82,440
7.125%, 10/01/26	19,000	23,175
Kellogg Co. 3.400%, 11/15/27	635,000	631,936
4.000%, 12/15/20	64,000	67,031
7.450%, 04/01/31	500,000	672,200
Kraft Heinz Foods Co. 3.950%, 07/15/25	523,000	540,192
4.375%, 06/01/46	705,000	698,338

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Kraft Heinz Foods Co. 5.200%, 07/15/45	339,000	$372,906
6.125%, 08/23/18	590,000	605,260
6.875%, 01/26/39	300,000	394,918
Kroger Co. (The) 2.300%, 01/15/19	70,000	70,058
3.700%, 08/01/27 (b)	395,000	399,971
3.875%, 10/15/46	290,000	265,493
7.700%, 06/01/29	310,000	406,310
8.000%, 09/15/29	400,000	531,096
McCormick & Co., Inc. 2.700%, 08/15/22	150,000	149,886
3.150%, 08/15/24	505,000	507,676
3.400%, 08/15/27	132,000	133,729
Mondelez International Holdings Netherlands B.V. 2.000%, 10/28/21 (144A)	475,000	462,111
Sysco Corp. 2.500%, 07/15/21	155,000	154,581
3.750%, 10/01/25	83,000	86,305
4.850%, 10/01/45	73,000	83,435
5.375%, 09/21/35	100,000	119,538
Tyson Foods, Inc. 2.650%, 08/15/19	96,000	96,463
3.950%, 08/15/24	200,000	210,334
4.550%, 06/02/47	95,000	103,466
4.875%, 08/15/34 (b)	250,000	281,715

		8,150,563

Forest Products & Paper—0.0%
International Paper Co. 3.800%, 01/15/26	565,000	585,369

Gas—0.2%
Atmos Energy Corp. 8.500%, 03/15/19	350,000	376,240
Dominion Energy Gas Holdings LLC
2.500%, 12/15/19	160,000	160,251
2.800%, 11/15/20	433,000	436,325
4.600%, 12/15/44	142,000	156,226
4.800%, 11/01/43	765,000	857,112
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	690,000	670,753
NiSource Finance Corp. 3.950%, 03/30/48	380,000	389,272
Nisource Finance Corp. 6.250%, 12/15/40	75,000	97,060
6.800%, 01/15/19	35,000	36,579
Piedmont Natural Gas Co., Inc. 3.640%, 11/01/46	355,000	349,530
Sempra Energy 2.400%, 03/15/20	120,000	119,931
3.250%, 06/15/27	195,000	194,046
9.800%, 02/15/19	200,000	216,608
Southern Co. Gas Capital Corp. 3.250%, 06/15/26	425,000	421,850

Gas—(Continued)
Southern Co. Gas Capital Corp. 5.875%, 03/15/41	147,000	182,414
6.000%, 10/01/34	250,000	301,021

		4,965,218

Healthcare-Products—0.4%
Abbott Laboratories 3.750%, 11/30/26	695,000	713,672
4.750%, 11/30/36	365,000	410,114
5.125%, 04/01/19	158,000	163,534
Becton Dickinson & Co. 2.894%, 06/06/22	135,000	134,156
4.685%, 12/15/44	300,000	328,049
Becton Dickinson and Co. 3.363%, 06/06/24	1,167,000	1,170,260
Covidien International Finance S.A. 2.950%, 06/15/23	365,000	368,337
Medtronic, Inc. 3.125%, 03/15/22	385,000	393,478
3.500%, 03/15/25	335,000	347,511
4.375%, 03/15/35	1,134,000	1,278,374
4.625%, 03/15/45	492,000	573,205
Stryker Corp. 4.100%, 04/01/43	55,000	57,081
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	447,000	434,354
3.150%, 01/15/23	228,000	230,848
3.200%, 08/15/27	220,000	218,052
4.150%, 02/01/24	286,000	303,376
Zimmer Biomet Holdings, Inc. 2.000%, 04/01/18	525,000	525,191

		7,649,592

Healthcare-Services—0.4%
Anthem, Inc. 2.300%, 07/15/18	510,000	511,113
3.125%, 05/15/22	100,000	100,883
3.300%, 01/15/23	35,000	35,513
3.500%, 08/15/24 (b)	165,000	168,224
3.650%, 12/01/27	610,000	621,790
5.100%, 01/15/44	375,000	437,675
Ascension Health 3.945%, 11/15/46	196,000	207,247
Howard Hughes Medical Institute 3.500%, 09/01/23	200,000	209,545
Laboratory Corp. of America Holdings 3.200%, 02/01/22	215,000	219,202
3.250%, 09/01/24	190,000	190,296
3.600%, 09/01/27	205,000	205,502
Magellan Health, Inc. 4.400%, 09/22/24	292,000	293,901
Mayo Clinic 4.128%, 11/15/52	78,000	83,066
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	120,000	116,246

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Quest Diagnostics, Inc. 3.450%, 06/01/26	91,000	$91,301
Roche Holdings, Inc. 2.250%, 09/30/19 (144A)	300,000	300,546
2.375%, 01/28/27 (144A)	660,000	627,965
UnitedHealth Group, Inc. 2.750%, 02/15/23	46,000	46,091
2.875%, 03/15/22	400,000	404,925
2.875%, 03/15/23	300,000	303,447
3.100%, 03/15/26	875,000	881,467
3.750%, 07/15/25	205,000	216,075
3.950%, 10/15/42	250,000	259,858
4.700%, 02/15/21	64,000	68,054
5.800%, 03/15/36	425,000	552,640
6.625%, 11/15/37	175,000	248,588

		7,401,160

Household Products/Wares—0.1%
Kimberly-Clark Corp. 5.300%, 03/01/41	225,000	283,888
Reckitt Benckiser Treasury Services plc 2.375%, 06/24/22 (144A)	520,000	509,801
2.750%, 06/26/24 (144A)	385,000	376,657

		1,170,346

Housewares—0.0%
Newell Brands, Inc. 4.200%, 04/01/26	470,000	490,872
5.500%, 04/01/46	155,000	184,803

		675,675

Insurance—0.8%
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	785,000	1,046,965
American International Group, Inc. 3.875%, 01/15/35	670,000	672,527
3.900%, 04/01/26	350,000	362,953
4.500%, 07/16/44	191,000	205,726
4.700%, 07/10/35	150,000	165,897
4.800%, 07/10/45	245,000	274,778
Aon Corp. 5.000%, 09/30/20	200,000	212,980
Athene Global Funding 2.750%, 04/20/20 (144A)	352,000	352,177
4.000%, 01/25/22 (144A)	184,000	189,870
Berkshire Hathaway, Inc. 3.125%, 03/15/26	530,000	535,995
Chubb INA Holdings, Inc. 2.300%, 11/03/20	60,000	59,904
2.700%, 03/13/23	200,000	198,686
CNA Financial Corp. 7.250%, 11/15/23	153,000	182,499
Great-West Lifeco Finance Delaware L.P. 4.150%, 06/03/47 (144A)	300,000	314,877

Insurance—(Continued)
Guardian Life Global Funding 2.000%, 04/26/21 (144A)	165,000	161,632
2.500%, 05/08/22 (144A)	250,000	247,378
Guardian Life Insurance Co. of America (The) 4.850%, 01/24/77 (144A)	63,000	69,182
Jackson National Life Global Funding 2.250%, 04/29/21 (144A)	1,320,000	1,305,923
3.250%, 01/30/24 (144A)	173,000	174,730
Liberty Mutual Group, Inc. 4.950%, 05/01/22 (144A)	220,000	237,389
Liberty Mutual Insurance Co. 8.500%, 05/15/25 (144A)	500,000	646,325
Lincoln National Corp. 6.250%, 02/15/20	375,000	403,814
Manulife Financial Corp. 4.061%, 5Y USD Swap + 1.647%, 02/24/32 (c)	505,000	508,810
4.150%, 03/04/26	750,000	796,514
Markel Corp. 3.625%, 03/30/23	100,000	101,808
Marsh & McLennan Cos., Inc. 2.750%, 01/30/22	120,000	120,242
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	121,000	200,517
MassMutual Global Funding II 2.000%, 04/15/21 (144A)	440,000	433,149
Nationwide Mutual Insurance Co. 7.875%, 04/01/33 (144A)	200,000	286,542
8.250%, 12/01/31 (144A)	135,000	194,640
9.375%, 08/15/39 (144A)	138,000	234,696
New York Life Global Funding 2.000%, 04/13/21 (144A)	140,000	138,165
New York Life Insurance Co. 5.875%, 05/15/33 (144A)	400,000	514,448
Pacific Life Insurance Co. 4.300%, 3M USD LIBOR + 2.796%, 10/24/67 (144A) (c)	50,000	50,155
Pricoa Global Funding I 2.200%, 05/16/19 (144A)	280,000	280,109
2.200%, 06/03/21 (144A)	423,000	418,956
2.550%, 11/24/20 (144A)	280,000	280,959
Principal Life Global Funding II 3.000%, 04/18/26 (144A)	234,000	231,765
Prudential Financial, Inc. 5.200%, 3M USD LIBOR + 3.040%, 03/15/44 (c)	445,000	473,925
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	800,000	1,049,285
Swiss Re Treasury U.S. Corp. 4.250%, 12/06/42 (144A)	120,000	124,780
Teachers Insurance & Annuity Association of America 4.270%, 05/15/47 (144A)	200,000	211,508
4.900%, 09/15/44 (144A)	136,000	155,567
Travelers Cos., Inc. (The) 3.900%, 11/01/20	25,000	25,998
6.750%, 06/20/36	175,000	247,887
Travelers Property Casualty Corp. 6.375%, 03/15/33	100,000	131,793

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Voya Financial, Inc. 3.125%, 07/15/24	645,000	$639,198

		15,873,623

Internet—0.1%
Amazon.com, Inc. 2.800%, 08/22/24 (144A)	415,000	413,739
3.150%, 08/22/27 (144A)	470,000	470,708
3.875%, 08/22/37 (144A)	370,000	392,607
4.050%, 08/22/47 (144A)	340,000	366,424
4.250%, 08/22/57 (144A)	300,000	327,268
4.800%, 12/05/34	189,000	221,835
Priceline Group, Inc. (The) 2.750%, 03/15/23	71,000	70,743

		2,263,324

Iron/Steel—0.1%
Nucor Corp. 4.000%, 08/01/23	290,000	303,655
5.200%, 08/01/43	218,000	264,114
5.850%, 06/01/18	550,000	558,344
Vale Overseas, Ltd. 6.250%, 08/10/26	967,000	1,120,269
6.875%, 11/21/36	200,000	245,000

		2,491,382

Machinery-Construction & Mining—0.0%
Caterpillar Financial Services Corp. 1.931%, 10/01/21	147,000	143,884
Caterpillar, Inc. 7.300%, 05/01/31	584,000	802,508

		946,392

Machinery-Diversified—0.1%
Deere & Co. 5.375%, 10/16/29	1,175,000	1,422,769
8.100%, 05/15/30	61,000	87,769
John Deere Capital Corp. 2.450%, 09/11/20	75,000	75,372
2.800%, 01/27/23	122,000	122,733
Roper Technologies, Inc. 3.000%, 12/15/20	83,000	83,988
3.800%, 12/15/26	190,000	195,938
Xylem, Inc. 4.375%, 11/01/46	190,000	203,633

		2,192,202

Media—0.9%
21st Century Fox America, Inc.
4.750%, 09/15/44	55,000	62,915
5.400%, 10/01/43	340,000	420,528
7.125%, 04/08/28	220,000	283,666
7.250%, 05/18/18	265,000	270,272
7.280%, 06/30/28	400,000	518,380
7.300%, 04/30/28	218,000	282,401
7.625%, 11/30/28	100,000	133,486

Media—(Continued)
CBS Corp. 3.375%, 02/15/28	1,180,000	$1,136,365
3.700%, 08/15/24	265,000	272,680
4.000%, 01/15/26	167,000	170,671
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.750%, 02/15/28	1,890,000	1,811,014
4.908%, 07/23/25	472,000	501,823
6.384%, 10/23/35	179,000	209,005
Comcast Corp. 3.150%, 02/15/28	1,910,000	1,916,105
3.400%, 07/15/46	142,000	134,354
4.250%, 01/15/33	303,000	330,259
4.600%, 08/15/45	700,000	785,164
4.750%, 03/01/44	135,000	154,814
5.650%, 06/15/35	996,000	1,241,878
6.500%, 11/15/35	185,000	250,110
7.050%, 03/15/33	187,000	260,188
COX Communications, Inc. 3.150%, 08/15/24 (144A)	385,000	379,181
3.500%, 08/15/27 (144A)	235,000	231,793
Discovery Communications LLC 3.950%, 03/20/28	508,000	505,285
5.000%, 09/20/37	275,000	284,926
Grupo Televisa S.A.B. 6.125%, 01/31/46	200,000	236,785
8.500%, 03/11/32 (b)	100,000	132,673
Historic TW, Inc. 6.875%, 06/15/18	100,000	102,102
NBCUniversal Media LLC 5.950%, 04/01/41	300,000	391,042
Time Warner Cable LLC 5.000%, 02/01/20	585,000	610,510
5.500%, 09/01/41	460,000	479,452
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33 (b)	715,000	983,767
Time Warner, Inc. 3.800%, 02/15/27	710,000	709,329
4.750%, 03/29/21	500,000	532,201
Viacom, Inc. 4.375%, 03/15/43	764,000	661,384
6.875%, 04/30/36	375,000	425,497
Walt Disney Co. (The) 1.850%, 07/30/26	136,000	124,547
3.000%, 02/13/26	300,000	301,075
3.700%, 12/01/42	265,000	267,598

		18,505,225

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 2.500%, 01/15/23	300,000	298,101
4.200%, 06/15/35	60,000	64,192

		362,293

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—0.1%
Anglo American Capital plc 3.625%, 09/11/24 (144A)	370,000	$368,228
4.000%, 09/11/27 (144A) (b)	200,000	198,664
BHP Billiton Finance USA, Ltd. 2.875%, 02/24/22	194,000	196,240
4.125%, 02/24/42	185,000	199,203
5.000%, 09/30/43	195,000	239,079
Glencore Funding LLC 4.000%, 03/27/27 (144A)	315,000	316,266
4.625%, 04/29/24 (144A)	200,000	211,160
Newcrest Finance Pty, Ltd. 5.750%, 11/15/41 (144A)	58,000	66,350
Rio Tinto Finance USA plc 2.875%, 08/21/22	5,000	5,063
Rio Tinto Finance USA, Ltd. 7.125%, 07/15/28	280,000	369,850
Vale Canada, Ltd. 7.200%, 09/15/32	200,000	227,000

		2,397,103

Miscellaneous Manufacturing—0.2%
Eaton Corp. 3.103%, 09/15/27	210,000	206,319
5.800%, 03/15/37	100,000	121,102
7.650%, 11/15/29	100,000	137,008
General Electric Co. 2.700%, 10/09/22	73,000	72,888
3.450%, 05/15/24	293,000	302,270
5.000%, 3M USD LIBOR + 3.330%, 01/21/21 (c)	460,000	474,076
Illinois Tool Works, Inc. 4.875%, 09/15/41	200,000	240,712
Ingersoll-Rand Co. 6.443%, 11/15/27	300,000	352,307
Ingersoll-Rand Global Holding Co., Ltd. 4.250%, 06/15/23	135,000	143,857
6.875%, 08/15/18	272,000	279,878
Parker-Hannifin Corp. 3.300%, 11/21/24	114,000	116,656
6.550%, 07/15/18	500,000	511,810
Siemens Financieringsmaatschappij NV 2.000%, 09/15/23 (144A)	390,000	373,822
2.350%, 10/15/26 (144A)	275,000	259,754
3.125%, 03/16/24 (144A)	500,000	507,375
3.400%, 03/16/27 (144A)	275,000	280,222
Textron, Inc. 3.650%, 03/15/27	171,000	173,787
3.875%, 03/01/25	105,000	108,843

		4,662,686

Oil & Gas—1.2%
Anadarko Petroleum Corp. 3.450%, 07/15/24	300,000	298,759
5.550%, 03/15/26 (b)	340,000	381,475
Apache Corp. 2.625%, 01/15/23	85,000	83,354

Oil & Gas—(Continued)
Apache Corp. 3.250%, 04/15/22	355,000	357,681
6.000%, 01/15/37	150,000	177,417
BP Capital Markets plc 2.241%, 09/26/18	650,000	651,195
3.017%, 01/16/27	200,000	198,211
3.224%, 04/14/24	1,095,000	1,121,974
3.245%, 05/06/22	600,000	614,988
3.279%, 09/19/27 (b)	305,000	308,749
3.535%, 11/04/24	560,000	581,824
3.588%, 04/14/27	400,000	413,946
3.814%, 02/10/24	1,140,000	1,198,439
Canadian Natural Resources, Ltd.
3.800%, 04/15/24	111,000	114,312
7.200%, 01/15/32	200,000	254,253
Cenovus Energy, Inc. 3.800%, 09/15/23	500,000	504,995
4.250%, 04/15/27 (b)	720,000	718,266
5.250%, 06/15/37	144,000	148,305
5.700%, 10/15/19	325,000	341,835
6.750%, 11/15/39	101,000	120,946
Chevron Corp. 2.355%, 12/05/22	330,000	327,384
2.566%, 05/16/23	400,000	399,108
2.895%, 03/03/24	161,000	162,430
ConocoPhillips 5.900%, 10/15/32	550,000	681,075
ConocoPhillips Co. 4.150%, 11/15/34 (b)	610,000	648,160
ConocoPhillips Holding Co. 6.950%, 04/15/29	225,000	295,517
Encana Corp. 6.500%, 08/15/34	195,000	240,966
7.375%, 11/01/31	500,000	644,269
Eni USA, Inc. 7.300%, 11/15/27	200,000	250,266
EOG Resources, Inc. 5.100%, 01/15/36	431,000	497,803
EQT Corp. 3.900%, 10/01/27	50,000	49,707
Hess Corp. 4.300%, 04/01/27	420,000	421,028
6.000%, 01/15/40	200,000	221,011
Kerr-McGee Corp. 7.875%, 09/15/31	1,000,000	1,328,656
Marathon Oil Corp. 6.800%, 03/15/32	727,000	884,557
Marathon Petroleum Corp. 4.750%, 09/15/44	325,000	339,569
Nabors Industries, Inc. 4.625%, 09/15/21 (b)	115,000	109,538
5.000%, 09/15/20 (b)	110,000	109,725
Noble Energy, Inc. 5.050%, 11/15/44	170,000	182,095
5.250%, 11/15/43	56,000	61,979
6.000%, 03/01/41	322,000	380,825

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Noble Holding International, Ltd. 5.250%, 03/15/42	124,000	$79,050
8.700%, 04/01/45	218,000	172,765
Occidental Petroleum Corp. 3.400%, 04/15/26	114,000	116,749
3.500%, 06/15/25	193,000	199,860
4.625%, 06/15/45	79,000	89,556
8.450%, 02/15/29	135,000	191,675
Petro-Canada 5.350%, 07/15/33	165,000	194,728
Petroleos Mexicanos 6.500%, 03/13/27 (144A)	1,360,000	1,486,480
Phillips 66 4.650%, 11/15/34	229,000	250,904
4.875%, 11/15/44	365,000	418,066
Shell International Finance B.V. 2.250%, 11/10/20	111,000	110,970
2.375%, 08/21/22	440,000	436,854
2.500%, 09/12/26	220,000	213,101
2.875%, 05/10/26 (b)	164,000	164,001
3.400%, 08/12/23	350,000	363,415
3.625%, 08/21/42	25,000	24,683
3.750%, 09/12/46	288,000	293,737
4.000%, 05/10/46	345,000	367,443
4.125%, 05/11/35	350,000	381,800
Sinopec Group Overseas Development 2013, Ltd. 4.375%, 10/17/23 (144A)	582,000	617,491
Statoil ASA 5.100%, 08/17/40	100,000	120,569
7.250%, 09/23/27	205,000	270,634
Suncor Energy, Inc. 5.950%, 12/01/34	100,000	125,724
7.150%, 02/01/32	100,000	134,152
Tosco Corp. 8.125%, 02/15/30	526,000	747,687
Total Capital International S.A. 2.700%, 01/25/23	200,000	201,146
3.700%, 01/15/24	1,229,000	1,295,826
Valero Energy Corp. 7.500%, 04/15/32	25,000	33,691

		25,929,349

Oil & Gas Services—0.2%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 2.773%, 12/15/22 (144A)	410,000	409,485
3.337%, 12/15/27 (144A)	425,000	424,287
4.080%, 12/15/47 (144A)	165,000	167,816
Baker Hughes, Inc. 5.125%, 09/15/40	415,000	487,874
Halliburton Co. 4.850%, 11/15/35	85,000	95,357
5.000%, 11/15/45 (b)	116,000	133,210
6.700%, 09/15/38	350,000	465,282
Schlumberger Holdings Corp. 2.350%, 12/21/18 (144A)	400,000	400,898
4.000%, 12/21/25 (144A)	1,110,000	1,166,433

Oil & Gas Services—(Continued)
Schlumberger Investment S.A. 3.650%, 12/01/23	358,000	376,889

		4,127,531

Packaging & Containers—0.0%
Packaging Corp. of America 3.400%, 12/15/27	170,000	170,423

Pharmaceuticals—0.9%
AbbVie, Inc. 2.000%, 11/06/18 (b)	649,000	648,728
2.300%, 05/14/21 (b)	105,000	104,233
3.200%, 05/14/26	695,000	692,946
4.300%, 05/14/36	353,000	378,250
4.500%, 05/14/35	1,305,000	1,433,336
4.700%, 05/14/45	200,000	224,255
Allergan Funding SCS 3.450%, 03/15/22	225,000	228,612
3.800%, 03/15/25 (b)	1,018,000	1,036,372
3.850%, 06/15/24	750,000	768,557
4.550%, 03/15/35	1,295,000	1,370,325
AstraZeneca plc 3.375%, 11/16/25	167,000	169,784
Cardinal Health, Inc. 2.400%, 11/15/19	128,000	127,924
3.200%, 03/15/23	155,000	155,161
3.750%, 09/15/25	169,000	172,067
Express Scripts Holding Co. 3.400%, 03/01/27	305,000	299,300
3.500%, 06/15/24 (b)	249,000	251,202
6.125%, 11/15/41	61,000	74,805
GlaxoSmithKline Capital plc 2.850%, 05/08/22	500,000	507,509
GlaxoSmithKline Capital, Inc. 2.800%, 03/18/23 (b)	143,000	144,246
5.375%, 04/15/34	300,000	368,690
Johnson & Johnson 3.400%, 01/15/38	623,000	638,116
4.375%, 12/05/33	46,000	52,445
6.950%, 09/01/29	300,000	409,063
McKesson Corp. 3.796%, 03/15/24 (b)	600,000	621,476
Mead Johnson Nutrition Co. 3.000%, 11/15/20	89,000	90,333
4.900%, 11/01/19	135,000	141,390
5.900%, 11/01/39	300,000	380,614
Medco Health Solutions, Inc. 4.125%, 09/15/20	450,000	466,971
Merck & Co., Inc. 2.400%, 09/15/22	35,000	34,874
2.750%, 02/10/25	409,000	407,344
2.800%, 05/18/23	27,000	27,225
Mylan NV 3.150%, 06/15/21	335,000	336,870
3.950%, 06/15/26 (b)	659,000	664,514
5.250%, 06/15/46	100,000	109,571

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Mylan, Inc. 2.600%, 06/24/18	50,000	$50,083
Novartis Capital Corp. 3.400%, 05/06/24	527,000	548,062
Pfizer, Inc. 2.750%, 06/03/26	300,000	296,133
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23	643,000	632,117
3.200%, 09/23/26	880,000	860,422
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/21	254,000	241,630
Teva Pharmaceutical Finance Netherlands B.V. 3.150%, 10/01/26 (b)	238,000	196,504
4.100%, 10/01/46 (b)	590,000	449,287
Wyeth LLC 6.500%, 02/01/34	806,000	1,102,262
Zoetis, Inc. 4.700%, 02/01/43	43,000	48,072

		17,961,680

Pipelines—1.1%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 4.250%, 12/01/27	43,000	43,369
APT Pipelines, Ltd. 4.250%, 07/15/27 (144A)	142,000	146,948
Boardwalk Pipelines L.P. 4.450%, 07/15/27	37,000	37,642
5.750%, 09/15/19	290,000	303,974
5.950%, 06/01/26	312,000	348,021
Buckeye Partners L.P. 3.950%, 12/01/26	140,000	137,607
5.600%, 10/15/44	310,000	325,730
5.850%, 11/15/43	255,000	274,657
Columbia Pipeline Group, Inc. 4.500%, 06/01/25	805,000	857,116
Enbridge, Inc. 2.900%, 07/15/22	350,000	347,882
3.700%, 07/15/27	145,000	145,611
5.500%, 3M USD LIBOR + 3.418%, 07/15/77 (c)	784,000	779,100
Energy Transfer L.P. 2.500%, 06/15/18 (b)	576,000	576,859
4.750%, 01/15/26	128,000	132,798
5.150%, 02/01/43	195,000	184,656
6.050%, 06/01/41	446,000	477,867
7.500%, 07/01/38	200,000	247,985
EnLink Midstream Partners L.P. 2.700%, 04/01/19	281,000	280,748
Enterprise Products Operating LLC 3.350%, 03/15/23	500,000	509,855
3.700%, 02/15/26	138,000	141,304
3.750%, 02/15/25	942,000	971,292
3.900%, 02/15/24	233,000	242,786
4.875%, 3M USD LIBOR + 2.986%, 08/16/77 (b) (c)	410,000	411,025
4.900%, 05/15/46	430,000	473,772
4.950%, 10/15/54	33,000	36,105

Pipelines—(Continued)
Enterprise Products Operating LLC 5.250%, 3M USD LIBOR + 3.033%, 08/16/77 (c)	330,000	326,700
6.125%, 10/15/39	400,000	503,190
6.875%, 03/01/33	162,000	212,943
Kinder Morgan Energy Partners L.P. 5.625%, 09/01/41	190,000	201,878
Kinder Morgan, Inc. 5.300%, 12/01/34	640,000	682,729
Magellan Midstream Partners L.P. 6.550%, 07/15/19	695,000	736,173
MPLX L.P. 4.000%, 02/15/25	95,000	96,940
4.125%, 03/01/27	315,000	322,635
4.875%, 12/01/24	460,000	495,834
5.200%, 03/01/47	141,000	154,737
ONEOK Partners L.P. 3.375%, 10/01/22	65,000	65,455
3.800%, 03/15/20	220,000	224,831
5.000%, 09/15/23 (b)	145,000	155,361
6.125%, 02/01/41	890,000	1,038,715
6.650%, 10/01/36	275,000	337,529
6.850%, 10/15/37	275,000	343,066
Phillips 66 Partners L.P. 4.900%, 10/01/46	308,000	325,848
Plains All American Pipeline L.P. / PAA Finance Corp. 3.850%, 10/15/23	350,000	348,338
4.650%, 10/15/25	400,000	412,197
4.700%, 06/15/44	250,000	233,713
5.750%, 01/15/20 (b)	610,000	643,332
6.650%, 01/15/37	425,000	485,282
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	102,000	112,168
8.000%, 03/01/32	70,000	94,902
Spectra Energy Partners L.P. 2.950%, 09/25/18	140,000	140,841
Sunoco Logistics Partners Operations L.P.
4.250%, 04/01/24	91,000	92,772
4.950%, 01/15/43	295,000	277,514
5.300%, 04/01/44	15,000	14,803
5.350%, 05/15/45	1,040,000	1,033,462
5.400%, 10/01/47	260,000	261,756
TC PipeLines L.P. 3.900%, 05/25/27	106,000	106,530
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	46,000	45,706
Texas Gas Transmission LLC 4.500%, 02/01/21 (144A)	210,000	218,711
TransCanada PipeLines, Ltd. 4.625%, 03/01/34	475,000	530,374
5.850%, 03/15/36	176,000	220,732
7.125%, 01/15/19	142,000	148,935
7.250%, 08/15/38	300,000	437,853
Transcanada Trust 5.300%, 3M USD LIBOR + 3.208%, 03/15/77 (c)	305,000	314,531
5.625%, 3M USD LIBOR + 3.528%, 05/20/75 (c)	55,000	57,888

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Western Gas Partners L.P. 3.950%, 06/01/25	157,000	$156,983
4.650%, 07/01/26	150,000	155,927
5.375%, 06/01/21	149,000	157,998
5.450%, 04/01/44	102,000	108,387
Williams Partners L.P. 3.900%, 01/15/25	217,000	221,162
4.000%, 09/15/25	700,000	716,249

		22,408,319

Real Estate—0.1%
China Overseas Finance Investment Cayman V, Ltd.
Zero Coupon, 01/05/23	1,800,000	1,892,250
Ontario Teachers’ Cadillac Fairview Properties Trust 3.125%, 03/20/22 (144A)	580,000	587,736
3.875%, 03/20/27 (144A)	473,000	483,567
ProLogis L.P. 3.750%, 11/01/25	38,000	39,840

		3,003,393

Real Estate Investment Trusts—0.6%
American Tower Corp. 3.375%, 10/15/26	635,000	623,877
3.600%, 01/15/28	260,000	258,471
4.400%, 02/15/26	141,000	148,273
5.000%, 02/15/24	474,000	519,204
AvalonBay Communities, Inc. 2.900%, 10/15/26 (b)	124,000	120,691
Boston Properties L.P. 3.200%, 01/15/25	266,000	265,153
3.650%, 02/01/26	435,000	441,911
3.800%, 02/01/24	527,000	546,111
Brixmor Operating Partnership L.P. 3.850%, 02/01/25	200,000	199,734
Crown Castle International Corp. 4.000%, 03/01/27	47,000	48,054
DDR Corp. 3.900%, 08/15/24	30,000	30,223
4.700%, 06/01/27 (b)	94,000	98,409
Digital Realty Trust L.P. 3.700%, 08/15/27	115,000	115,837
Duke Realty L.P. 3.250%, 06/30/26	60,000	59,466
3.625%, 04/15/23	210,000	215,116
EPR Properties 4.500%, 06/01/27	532,000	535,027
ERP Operating L.P. 4.625%, 12/15/21	60,000	64,269
4.750%, 07/15/20	190,000	200,279
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	805,000	798,805
Government Properties Income Trust 4.000%, 07/15/22	275,000	276,662

Real Estate Investment Trusts—(Continued)
HCP, Inc. 3.875%, 08/15/24	357,000	365,406
4.000%, 06/01/25	472,000	485,861
4.200%, 03/01/24	125,000	130,773
Kimco Realty Corp. 3.800%, 04/01/27	200,000	201,998
Liberty Property L.P. 3.375%, 06/15/23 (b)	75,000	75,997
4.400%, 02/15/24	155,000	165,380
National Retail Properties, Inc. 4.000%, 11/15/25	193,000	197,981
Realty Income Corp. 3.650%, 01/15/28	350,000	352,581
3.875%, 07/15/24	200,000	206,353
Scentre Group Trust 1 / Scentre Group Trust 2 3.500%, 02/12/25 (144A)	300,000	301,618
Simon Property Group L.P. 3.250%, 11/30/26	122,000	121,425
3.300%, 01/15/26	970,000	972,017
3.375%, 12/01/27 (b)	280,000	281,297
3.500%, 09/01/25	275,000	281,527
4.375%, 03/01/21	420,000	443,247
Ventas Realty L.P. 3.750%, 05/01/24	300,000	308,023
3.850%, 04/01/27	508,000	517,357
4.125%, 01/15/26	68,000	70,971
4.375%, 02/01/45	45,000	46,368
Ventas Realty L.P. / Ventas Capital Corp. 3.250%, 08/15/22	285,000	288,395
VEREIT Operating Partnership L.P. 4.600%, 02/06/24	621,000	649,373
Vornado Realty L.P. 3.500%, 01/15/25	100,000	99,752
Welltower, Inc. 4.000%, 06/01/25	410,000	423,958
WP Carey, Inc. 4.600%, 04/01/24	180,000	188,038

		12,741,268

Retail—0.3%
AutoZone, Inc. 3.750%, 06/01/27	206,000	209,072
CVS Pass-Through Trust 4.704%, 01/10/36 (144A)	84,399	89,265
5.880%, 01/10/28	434,454	476,363
Darden Restaurants, Inc. 3.850%, 05/01/27	423,000	431,089
Home Depot, Inc. (The) 2.125%, 09/15/26	77,000	72,092
3.500%, 09/15/56	180,000	173,157
4.875%, 02/15/44	250,000	302,279
5.400%, 09/15/40	200,000	254,725
5.875%, 12/16/36	100,000	135,321
Lowe’s Cos., Inc. 3.100%, 05/03/27 (b)	690,000	692,439

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Macy’s Retail Holdings, Inc. 4.300%, 02/15/43	195,000	$156,781
McDonald’s Corp. 4.600%, 05/26/45	295,000	329,314
4.875%, 07/15/40	340,000	392,038
6.300%, 10/15/37	325,000	436,493
Nordstrom, Inc. 6.950%, 03/15/28	170,000	192,679
O’Reilly Automotive, Inc. 3.600%, 09/01/27	185,000	185,680
Wal-Mart Stores, Inc. 3.300%, 04/22/24	150,000	155,839
3.625%, 12/15/47 (b)	65,000	68,097
6.750%, 10/15/23	111,000	134,080
Walgreens Boots Alliance, Inc. 3.450%, 06/01/26	255,000	252,158
3.800%, 11/18/24	683,000	697,517
4.500%, 11/18/34	292,000	304,897

		6,141,375

Savings & Loans—0.0%
Nationwide Building Society 4.000%, 09/14/26 (144A)	250,000	252,739
4.125%, 10/18/32 (144A) (b) (c)	625,000	625,211

		877,950

Semiconductors—0.3%
Analog Devices, Inc. 3.125%, 12/05/23	244,000	244,494
3.500%, 12/05/26	385,000	389,611
4.500%, 12/05/36	113,000	121,814
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.000%, 01/15/22 (144A)	450,000	446,188
3.500%, 01/15/28 (144A)	245,000	233,561
3.625%, 01/15/24 (144A)	947,000	941,682
3.875%, 01/15/27 (144A)	449,000	441,837
Intel Corp. 2.600%, 05/19/26	855,000	833,333
2.875%, 05/11/24	367,000	370,366
3.100%, 07/29/22	230,000	236,590
3.150%, 05/11/27	520,000	530,305
3.734%, 12/08/47 (144A)	188,000	195,227
4.100%, 05/11/47	340,000	374,610
QUALCOMM, Inc. 2.600%, 01/30/23	35,000	34,140
2.900%, 05/20/24	1,160,000	1,131,769
3.250%, 05/20/27	439,000	428,635

		6,954,162

Software—0.6%
Microsoft Corp. 2.400%, 08/08/26	430,000	414,677
2.700%, 02/12/25 (b)	600,000	599,076
2.875%, 02/06/24	301,000	305,357

Software—(Continued)
Microsoft Corp.
3.450%, 08/08/36	665,000	685,608
3.500%, 02/12/35	623,000	648,209
3.700%, 08/08/46	495,000	516,043
3.750%, 02/12/45	70,000	73,745
4.100%, 02/06/37	770,000	859,711
4.500%, 10/01/40	500,000	584,372
4.500%, 02/06/57	238,000	281,821
5.200%, 06/01/39	500,000	632,226
Oracle Corp. 2.400%, 09/15/23 (b)	283,000	279,461
2.500%, 05/15/22	226,000	226,356
2.500%, 10/15/22	379,000	378,480
2.950%, 11/15/24	2,360,000	2,376,912
2.950%, 05/15/25	450,000	451,948
3.250%, 11/15/27	1,135,000	1,154,256
3.800%, 11/15/37	725,000	760,359
3.850%, 07/15/36	285,000	301,174
4.125%, 05/15/45	115,000	124,031
6.125%, 07/08/39	70,000	96,133
VMware, Inc. 2.950%, 08/21/22	869,000	866,571

		12,616,526

Telecommunications—1.3%
America Movil S.A.B. de C.V. 5.000%, 03/30/20	100,000	105,394
6.375%, 03/01/35 (b)	600,000	757,952
AT&T, Inc. 3.400%, 05/15/25	787,000	773,739
3.900%, 08/14/27	1,285,000	1,293,586
3.950%, 01/15/25	95,000	97,267
4.100%, 02/15/28 (144A)	107,000	107,354
4.125%, 02/17/26	66,000	67,509
4.300%, 02/15/30 (144A)	1,671,000	1,666,329
4.300%, 12/15/42	122,000	114,610
4.350%, 06/15/45	530,000	488,978
4.450%, 04/01/24	56,000	59,237
4.500%, 05/15/35	1,435,000	1,426,485
4.500%, 03/09/48	825,000	773,009
4.900%, 08/14/37	706,000	714,892
5.150%, 11/15/46 (144A)	1,106,000	1,130,368
5.250%, 03/01/37	1,040,000	1,099,929
5.350%, 09/01/40	90,000	94,976
5.500%, 02/01/18	149,000	149,427
5.800%, 02/15/19	151,000	156,698
6.350%, 03/15/40	225,000	265,981
British Telecommunications plc 5.950%, 01/15/18	100,000	100,134
9.125%, 12/15/30	75,000	112,055
Cisco Systems, Inc. 5.500%, 01/15/40	110,000	145,552
5.900%, 02/15/39	750,000	1,025,395
Crown Castle Towers LLC 3.663%, 05/15/25 (144A)	260,000	264,443
4.883%, 08/15/20 (144A)	500,000	522,935

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Deutsche Telekom International Finance B.V. 2.485%, 09/19/23 (144A)	460,000	$445,642
3.600%, 01/19/27 (144A)	1,125,000	1,130,458
Koninklijke KPN NV 8.375%, 10/01/30	250,000	343,413
Qwest Corp. 6.750%, 12/01/21	350,000	376,908
6.875%, 09/15/33	85,000	81,486
7.250%, 09/15/25	133,000	142,759
Rogers Communications, Inc. 8.750%, 05/01/32	400,000	568,288
SES Global Americas Holdings GP 2.500%, 03/25/19 (144A)	70,000	69,744
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	150,000	150,533
4.103%, 03/08/27	707,000	730,963
5.213%, 03/08/47	612,000	694,529
Verizon Communications, Inc. 2.946%, 03/15/22	399,000	401,430
3.450%, 03/15/21	180,000	185,487
4.125%, 03/16/27	785,000	818,530
4.125%, 08/15/46	935,000	863,757
4.272%, 01/15/36	1,540,000	1,531,995
4.400%, 11/01/34	1,622,000	1,652,882
4.522%, 09/15/48	160,000	157,544
4.672%, 03/15/55	131,000	126,473
4.812%, 03/15/39	1,428,000	1,493,985
5.012%, 08/21/54	767,000	785,399
5.250%, 03/16/37	274,000	301,313
Vodafone Group plc 6.250%, 11/30/32	750,000	920,741

		27,488,493

Toys/Games/Hobbies—0.0%
Hasbro, Inc. 3.500%, 09/15/27	83,000	81,116

Transportation—0.4%
Burlington Northern Santa Fe LLC 3.000%, 03/15/23	500,000	509,384
3.050%, 09/01/22	620,000	632,191
3.450%, 09/15/21	510,000	526,942
4.125%, 06/15/47	185,000	202,709
7.950%, 08/15/30	100,000	142,670
Canadian Pacific Railway Co. 2.900%, 02/01/25	785,000	778,810
5.750%, 03/15/33	120,000	143,528
6.125%, 09/15/15	102,000	136,187
7.250%, 05/15/19	290,000	308,570
CSX Corp. 2.600%, 11/01/26	300,000	286,281
3.250%, 06/01/27	805,000	804,214
3.400%, 08/01/24	200,000	205,551
4.750%, 05/30/42	41,000	45,950

Transportation—(Continued)
FedEx Corp. 3.250%, 04/01/26	82,000	82,625
3.900%, 02/01/35	96,000	97,525
4.100%, 02/01/45	450,000	463,853
JB Hunt Transport Services, Inc. 3.300%, 08/15/22	490,000	496,360
Norfolk Southern Corp. 2.900%, 06/15/26	470,000	462,322
3.150%, 06/01/27	480,000	478,778
5.590%, 05/17/25	100,000	114,689
Ryder System, Inc. 2.500%, 05/11/20	844,000	844,823
2.875%, 09/01/20	330,000	332,277
Union Pacific Corp. 3.600%, 09/15/37	24,000	24,866
3.799%, 10/01/51	378,000	385,404
United Parcel Service, Inc. 2.800%, 11/15/24	930,000	934,133

		9,440,642

Trucking & Leasing—0.1%
Aviation Capital Group LLC 2.875%, 01/20/22 (144A)	860,000	859,294
3.500%, 11/01/27 (144A)	580,000	568,432
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.875%, 07/17/18 (144A)	93,000	93,402

		1,521,128

Water—0.0%
American Water Capital Corp. 3.850%, 03/01/24	100,000	105,129
6.593%, 10/15/37	100,000	138,819

		243,948

Total Corporate Bonds & Notes (Cost $483,425,103)		494,813,425

Convertible Bonds—17.5%

Aerospace/Defense—1.2%
Airbus SE
Zero Coupon, 06/14/21 (EUR)	4,600,000	6,257,514
Zero Coupon, 07/01/22 (EUR)	5,900,000	8,004,280
MTU Aero Engines AG 0.125%, 05/17/23	2,200,000	3,543,755
Safran S.A.
Zero Coupon, 12/31/20	5,650,700	6,937,081

		24,742,630

Airlines—0.3%
ANA Holdings, Inc.
Zero Coupon, 09/16/22	670,000,000	6,384,846

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Apparel—0.1%
LVMH Moet Hennessy Louis Vuitton SE
Zero Coupon, 02/16/21	1,019,400	$3,148,672

Auto Parts & Equipment—0.4%
Cie Generale des Etablissements Michelin
Zero Coupon, 01/10/22	5,800,000	6,220,500
Valeo S.A.
Zero Coupon, 06/16/21	2,800,000	3,124,800

		9,345,300

Banks—0.4%
Credit Agricole S.A.
Zero Coupon, 10/03/19	4,380,000	4,342,225
Gunma Bank, Ltd. (The)
Zero Coupon, 10/11/19	2,100,000	2,178,750
Yamaguchi Financial Group, Inc. 1.175%, 3M USD LIBOR - 0.500%, 03/26/20 (c)	2,900,000	3,025,425

		9,546,400

Biotechnology—0.5%
Illumina, Inc.
Zero Coupon, 06/15/19 (b)	9,732,000	10,559,220

Building Materials—0.1%
LIXIL Group Corp.
Zero Coupon, 03/04/20	230,000,000	2,107,610

Chemicals—0.6%
BASF SE 0.925%, 03/09/23	4,500,000	4,625,505
Brenntag Finance B.V. 1.875%, 12/02/22	4,000,000	4,175,000
Kansai Paint Co., Ltd.
Zero Coupon, 06/17/19	230,000,000	2,344,908
Toray Industries, Inc.
Zero Coupon, 08/30/19	210,000,000	2,269,137

		13,414,550

Coal—0.3%
RAG-Stiftung
Zero Coupon, 02/18/21	4,100,000	5,423,619

Commercial Services—0.2%
Macquarie Infrastructure Corp. 2.875%, 07/15/19	2,682,000	2,764,136
Toppan Printing Co., Ltd.
Zero Coupon, 12/19/19	200,000,000	1,899,268

		4,663,404

Diversified Financial Services—0.5%
Citigroup Global Markets Funding Luxembourg SCA 0.500%, 08/04/23	1,300,000	1,775,057
Magyar Nemzeti Vagyonkezelo Zrt 3.375%, 04/02/19	3,100,000	4,407,647

Diversified Financial Services—(Continued)
Mebuki Financial Group, Inc.
Zero Coupon, 04/24/19	3,000,000	3,000,000
Solidium Oy
Zero Coupon, 09/04/18	1,800,000	2,226,680

		11,409,384

Electric—0.1%
Tohoku Electric Power Co., Inc.
Zero Coupon, 12/03/18	200,000,000	1,755,048

Engineering & Construction—0.4%
Shimizu Corp.
Zero Coupon, 10/16/20	420,000,000	4,055,558
Vinci S.A. 0.375%, 02/16/22	3,400,000	3,821,600

		7,877,158

Food—0.2%
Carrefour S.A.
Zero Coupon, 06/14/23	4,000,000	3,648,000
J Sainsbury plc 1.250%, 11/21/19	1,200,000	1,640,433

		5,288,433

Forest Products & Paper—0.1%
Daio Paper Corp.
Zero Coupon, 09/17/20	190,000,000	1,816,951

Gas—0.5%
National Grid North America, Inc. 0.900%, 11/02/20	1,600,000	2,133,670
Snam S.p.A.
Zero Coupon, 03/20/22	6,600,000	8,168,454

		10,302,124

Healthcare-Products—0.2%
QIAGEN NV 0.375%, 03/19/19	1,600,000	1,860,688
Terumo Corp.
Zero Coupon, 12/04/19	120,000,000	1,468,382

		3,329,070

Healthcare-Services—0.6%
Anthem, Inc. 2.750%, 10/15/42 (b)	2,956,000	9,091,547
Fresenius Medical Care AG & Co. KGaA 1.125%, 01/31/20	2,800,000	4,270,864

		13,362,411

Holding Companies-Diversified—0.6%
Industrivarden AB
Zero Coupon, 05/15/19	24,000,000	3,120,576

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Holding Companies-Diversified—(Continued)
Sagerpar S.A. 0.375%, 10/09/18	3,200,000	$4,229,229
Wendel S.A. Zero Coupon, 07/31/19	7,696,700	5,135,517

		12,485,322

Home Furnishings—0.4%
Sony Corp. Zero Coupon, 09/30/22	801,000,000	8,743,998

Internet—0.8%
Priceline Group, Inc. (The) 0.350%, 06/15/20	7,288,000	10,048,330
0.900%, 09/15/21 (b)	5,290,000	6,185,994

		16,234,324

Investment Company Security—0.1%
Ares Capital Corp. 4.375%, 01/15/19	1,851,000	1,888,020

Iron/Steel—0.1%
APERAM S.A. 0.625%, 07/08/21	1,600,000	2,072,000

Miscellaneous Manufacturing—0.4%
Siemens Financieringsmaatschappij NV 1.650%, 08/16/19	7,000,000	8,340,500

Oil & Gas—0.7%
BP Capital Markets plc 1.000%, 04/28/23	2,700,000	4,494,058
Eni S.p.A. Zero Coupon, 04/13/22	3,800,000	4,689,371
TOTAL S.A. 0.500%, 12/02/22	6,200,000	6,442,854

		15,626,283

Oil & Gas Services—0.3%
TechnipFMC plc 0.875%, 01/25/21	4,700,000	6,757,507

Pharmaceuticals—0.4%
Bayer AG 0.050%, 06/15/20	5,300,000	7,710,532

Real Estate—1.2%
BUWOG AG Zero Coupon, 09/09/21	600,000	821,597
CapitaLand, Ltd. 1.850%, 06/19/20 (SGD)	4,500,000	3,285,543
1.950%, 10/17/23 (SGD)	8,500,000	6,403,043
Deutsche Wohnen SE 0.325%, 07/26/24	6,700,000	8,436,197
LEG Immobilien AG 0.500%, 07/01/21	3,300,000	7,047,915

		25,994,295

Real Estate Investment Trusts—1.0%
Beni Stabili S.p.A. SIIQ 0.875%, 01/31/21	1,400,000	1,752,020
Extra Space Storage L.P. 3.125%, 10/01/35 (144A) (b)	1,415,000	1,584,800
Fonciere Des Regions 0.875%, 04/01/19	4,013,600	4,955,604
Spirit Realty Capital, Inc. 2.875%, 05/15/19	3,376,000	3,382,330
Unibail-Rodamco SE Zero Coupon, 07/01/21 (EUR)	1,459,600	5,272,289
Zero Coupon, 01/01/22 (EUR)	1,121,300	4,597,336

		21,544,379

Semiconductors—2.1%
Intel Corp. 3.250%, 08/01/39	7,805,000	17,336,856
Novellus Systems, Inc. 2.625%, 05/15/41 (b)	2,618,000	14,405,545
STMicroelectronics NV Zero Coupon, 07/03/22	10,600,000	13,011,500

		44,753,901

Software—0.8%
Citrix Systems, Inc. 0.500%, 04/15/19 (b)	6,501,000	8,406,606
Red Hat, Inc. 0.250%, 10/01/19	4,627,000	7,611,415

		16,018,021

Telecommunications—1.4%
America Movil S.A.B. de C.V. Zero Coupon, 05/28/20	14,400,000	17,101,596
Telenor East Holding II A/S 0.250%, 09/20/19	5,800,000	6,191,500
Vodafone Group plc Zero Coupon, 11/26/20	4,600,000	6,156,350

		29,449,446

Transportation—0.2%
Deutsche Post AG 0.600%, 12/06/19	1,400,000	3,254,591

Water—0.3%
Suez Zero Coupon, 02/27/20	14,597,500	3,341,649
Veolia Environnement S.A. Zero Coupon, 03/15/21	11,027,100	3,936,180

		7,277,829

Total Convertible Bonds (Cost $347,047,878)		372,627,778

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Convertible Preferred Stocks—0.8%

Security Description	Shares/ Principal Amount*	Value

Banks—0.7%
Wells Fargo & Co., Series L 7.500%, 12/31/49	11,468	$15,022,965

Machinery—0.1%
Stanley Black & Decker, Inc. 5.375%, 05/15/20 (b)	13,709	1,682,780

Total Convertible Preferred Stocks (Cost $15,343,986)		16,705,745

U.S. Treasury & Government Agencies—0.1%

Federal Agencies—0.0%
Federal Farm Credit Bank 5.250%, 12/28/27	585,000	709,374
Tennessee Valley Authority 5.375%, 04/01/56	350,000	496,904

		1,206,278

U.S. Treasury—0.1%
U.S. Treasury Notes 1.250%, 11/15/18	1,935,000	1,926,157

Total U.S. Treasury & Government Agencies (Cost $3,078,245)		3,132,435

Municipals—0.1%
American Municipal Power, Inc., Build America Bonds 5.939%, 02/15/47	75,000	98,489
7.499%, 02/15/50	350,000	531,765
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	75,000	103,584
Los Angeles, Department of Airports, Build America Bond 6.582%, 05/15/39	65,000	86,158
Los Angeles, Unified School District, Build America Bond 5.750%, 07/01/34	100,000	127,519
Ohio University, Revenue Bond 5.590%, 12/01/2114	300,000	358,872
Port Authority of New York & New Jersey 4.458%, 10/01/62	130,000	150,115
5.647%, 11/01/40	30,000	39,349
State of California, General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	260,000	387,884
State of Massachusetts, Build America Bond 5.456%, 12/01/39	150,000	191,119
University of California, Build America Bond 5.770%, 05/15/43	140,000	183,114

Total Municipals (Cost $1,992,384)		2,257,968

Foreign Government—0.1%
Security Description	Shares/ Principal Amount*	Value

Electric—0.0%
Hydro-Quebec 8.400%, 01/15/22	165,000	197,480
9.375%, 04/15/30	275,000	428,410

		625,890

Provincial—0.1%
Province of Quebec Canada 6.350%, 01/30/26	600,000	728,301

Sovereign—0.0%
Colombia Government International Bond 7.375%, 09/18/37	150,000	202,650

Total Foreign Government (Cost $1,676,696)		1,556,841

Preferred Stock—0.1%

Household Products—0.1%
Henkel AG & Co. KGaA , (Cost $1,381,647)	11,606	1,532,451

Rights—0.0%

Oil & Gas—0.0%
Repsol S.A., Expires 01/10/18 (a) (Cost $34,482)	75,607	34,382

Short-Term Investments—17.8%

Repurchase Agreement—16.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $344,232,262 on 01/02/18, collateralized by $344,085,000 U.S. Government Agency Obligations with rates ranging from 0.125% - 2.125%, maturity dates ranging from 04/15/21 - 08/15/21, with a value of $351,104,761.	344,216,963	344,216,963

U.S. Treasury—1.6%
U.S. Treasury Bills 1.043%, 03/01/18 (e) (f)	160,000	159,672
1.048%, 02/22/18 (e) (f)	2,605,000	2,600,332
1.205%, 02/08/18 (e) (f)	410,000	409,473
1.271%, 05/03/18 (b) (e) (g)	30,000,000	29,859,085
1.405%, 05/24/18 (e) (f)	200,000	198,859

		33,227,421

Total Short-Term Investments (Cost $377,456,889)		377,444,384

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (h)—3.3%

Security Description	Principal Amount*	Value

Certificates of Deposit—1.8%
Agricultural Bank of China 1.870%, 02/15/18	2,000,000	$2,000,058
Banco Del Estado De Chile New York 1.529%, 1M LIBOR + 0.150%, 01/05/18 (c)	1,500,000	1,499,982
Bank of Montreal 1.972%, 01/11/18	2,002,057	2,000,293
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (c)	1,500,000	1,500,093
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (c)	1,250,000	1,250,160
Chiba Bank, Ltd., New York 1.560%, 02/07/18	1,000,000	999,877
China Construction Bank 1.950%, 02/20/18	2,000,000	2,000,064
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (c)	1,500,000	1,500,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (c)	1,250,000	1,250,062
1.622%, 1M LIBOR + 0.190%, 05/11/18 (c)	1,200,000	1,200,007
1.681%, 1M LIBOR + 0.190%, 04/16/18 (c)	1,000,000	1,000,059
Danske Bank A/S 1.680%, 03/19/18	2,000,000	1,999,800
KBC Bank NV Zero Coupon, 02/26/18	1,991,524	1,994,900
1.550%, 01/26/18	1,000,000	1,000,030
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (c)	500,000	499,987
1.769%, 1M LIBOR + 0.200%, 05/30/18 (c)	1,000,000	999,922
Mizuho Bank, Ltd., New York 1.644%, 1M LIBOR + 0.200%, 02/12/18 (c)	500,000	500,100
1.691%, 1M LIBOR + 0.200%, 04/18/18 (c)	1,000,000	999,859
1.769%, 1M LIBOR + 0.200%, 05/29/18 (c)	1,000,000	999,922
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (c)	2,500,000	2,500,065
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (c)	1,000,000	999,966
State Street Bank and Trust Co. 1.527%, 1M LIBOR + 0.120%, 05/08/18 (c)	1,000,000	999,909
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (c)	1,000,000	998,940
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (c)	2,000,000	1,999,688
1.754%, 1M LIBOR + 0.190%, 04/26/18 (c)	500,000	499,996
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (c)	2,000,000	2,000,200
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (c)	2,000,000	1,999,912
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (c)	500,000	499,962

		37,693,813

Commercial Paper—0.8%
Bank of China, Ltd. 1.900%, 02/12/18	2,491,819	2,495,117

Commercial Paper—(Continued)
Canadian Imperial Bank 1.700%, 03/19/18	2,488,903	2,491,107
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	2,491,189	2,493,940
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (c)	1,500,000	1,499,690
Kells Funding LLC 1.400%, 03/01/18	496,442	498,736
Macquarie Bank, Ltd., London 1.620%, 03/06/18	1,493,925	1,495,772
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (c)	1,500,000	1,499,901
Sheffield Receivables Co. 1.680%, 03/14/18	1,493,560	1,494,903
Toyota Motor Credit Corp. 1.750%, 03/08/18	1,991,931	1,994,432
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (c)	2,000,000	1,999,944

		17,963,542

Repurchase Agreements—0.5%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $392,303 on 01/02/18, collateralized by $396,378 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $400,401.	392,227	392,227
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $400,069 on 01/02/18, collateralized by $414,403 U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $406,718.	400,000	400,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $700,121 on 01/02/18, collateralized by $720,720 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $714,003.	700,000	700,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $400,084 on 01/02/18, collateralized by $410,404 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $408,002.	400,000	400,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $1,011,109 on 04/03/18, collateralized by $6,352 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $1,112,221.	1,000,000	1,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $1,954,377 on 04/02/18, collateralized by various Common Stock with a value of $2,090,000.	1,900,000	1,900,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $2,026,704 on 04/02/18, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	$2,000,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $1,250,200 on 01/02/18, collateralized by $3,769,576 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $1,275,000.	1,250,000	1,250,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $503,251 on 01/02/18, collateralized by various Common Stock with a value of $556,826.	500,000	500,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $1,509,690 on 01/02/18, collateralized by various Common Stock with a value of $1,670,479.	1,500,000	1,500,000

		10,042,227

Time Deposits—0.2%
Australia New Zealand Bank 1.330%, 01/02/18	1,000,000	1,000,000
Bank of Montreal 1.400%, 01/03/18	100,000	100,000
Nordea Bank New York 1.300%, 01/02/18	1,000,000	1,000,000
OP Corporate Bank plc 1.990%, 01/12/18	1,000,000	1,000,000
Royal Bank of Canada New York 1.350%, 01/02/18	1,000,000	1,000,000
Standard Chartered plc 1.490%, 01/02/18	200,000	200,000

		4,300,000

Total Securities Lending Reinvestments (Cost $69,999,264)		69,999,582

Total Investments—99.0% (Cost $1,950,719,466)		2,103,226,086
Other assets and liabilities (net)— 1.0%		21,632,544

Net Assets—100.0%		$2,124,858,630

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $68,222,317 and the collateral received consisted of cash in the amount of $69,983,576. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(e)	The rate shown represents current yield to maturity.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $3,238,568.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2017, the market value of securities pledged was $22,613,281.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $80,751,319, which is 3.8% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CHF	3,206,122	CSI	01/24/18	$3,246,064	$48,699
EUR	2,582,374	MLI	01/24/18	3,055,984	46,240
EUR	1,715,799	MSIP	01/24/18	2,048,754	12,448
EUR	1,540,992	SSBT	01/24/18	1,821,044	30,162
EUR	1,674,862	SSBT	01/24/18	1,980,928	31,096
EUR	1,706,713	SSBT	01/24/18	2,021,369	28,917
EUR	1,148,673	UBSA	01/24/18	1,358,325	21,584
GBP	1,688,167	SSBT	01/24/18	2,257,965	22,850
GBP	1,070,950	TDB	01/24/18	1,439,002	7,915

Contracts to Deliver
CHF	3,206,122	ANZ	01/24/18	3,285,839	(8,925)
EUR	122,757,355	CBNA	01/24/18	145,675,933	(1,793,351)
EUR	10,451,963	SSBT	01/24/18	12,324,159	(231,859)
GBP	13,111,541	CBNA	01/24/18	17,277,326	(437,151)
JPY	246,324,250	ANZ	01/24/18	2,176,071	(12,121)
JPY	2,752,468,954	DBAG	01/24/18	24,390,142	(61,089)
JPY	470,404,000	SSBT	01/24/18	4,161,695	(17,083)
JPY	140,895,295	UBSA	01/24/18	1,241,006	(10,620)
SEK	17,208,800	SCB	01/24/18	2,120,074	19,640
SGD	12,137,100	SG	01/24/18	8,929,295	(148,529)

Net Unrealized Depreciation					$(2,451,177)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Aluminum Futures	01/15/18	67	USD	3,782,569	$555,898
Aluminum Futures	03/19/18	56	USD	3,180,100	195,131
Australian 10 Year Treasury Bond Futures	03/15/18	614	AUD	79,302,969	(487,830)
Brent Crude Oil Futures	01/31/18	71	USD	4,747,770	576,591
Coffee “C” Futures	03/19/18	22	USD	1,041,150	(88,754)
Copper Futures	05/29/18	61	USD	5,055,375	209,528
Corn Futures	05/14/18	209	USD	3,751,550	(147,171)
Cotton No. 2 Futures	03/07/18	21	USD	825,615	110,917
Euro Stoxx 50 Index Futures	03/16/18	1,119	EUR	39,086,670	(1,156,877)
FTSE 100 Index Futures	03/16/18	38	GBP	2,902,440	101,766
Gasoline RBOB Futures	02/28/18	28	USD	2,132,441	46,142
Gold 100 oz. Futures	06/27/18	49	USD	6,461,630	117,472
Hang Seng Index Futures	01/30/18	117	HKD	175,195,800	531,576
Kansas City Hard Red Winter Wheat Futures	03/14/18	28	USD	598,150	(33,683)
Lean Hogs Futures	04/13/18	39	USD	1,180,140	50,045
Live Cattle Futures	04/30/18	45	USD	2,203,650	(60,013)
MSCI Emerging Markets Index Mini Futures	03/16/18	688	USD	40,031,280	1,288,236
Natural Gas Futures	02/26/18	94	USD	2,731,640	2,672
Natural Gas Futures	04/26/18	32	USD	877,120	6,720
New York Harbor ULSD Futures	02/28/18	27	USD	2,317,669	124,555
Nickel Futures	01/15/18	22	USD	1,678,248	307,032
Nickel Futures	06/18/18	21	USD	1,615,950	112,518
Primary Aluminum Futures	05/14/18	54	USD	3,073,275	212,124
S&P 500 Index E-Mini Futures	03/16/18	2,421	USD	323,929,800	973,797
Silver Futures	07/27/18	25	USD	2,161,750	12,010
Soybean Futures	03/14/18	60	USD	2,885,250	(105,177)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Soybean Futures	03/14/18	48	USD	1,520,640	$(17,812)
Soybean Oil Futures	05/14/18	68	USD	1,363,944	(58,545)
Sugar No. 11 Futures	02/28/18	77	USD	1,307,398	53,237
TOPIX Index Futures	03/08/18	354	JPY	6,432,180,000	1,284,908
U.S. Treasury Long Bond Futures	03/20/18	42	USD	6,426,000	11,611
U.S. Treasury Note 10 Year Futures	03/20/18	369	USD	45,773,297	(106,362)
U.S. Treasury Note 2 Year Futures	03/29/18	104	USD	22,267,375	(35,447)
U.S. Treasury Note 5 Year Futures	03/29/18	26	USD	3,020,265	(6,168)
U.S. Treasury Ultra Long Bond Futures	03/20/18	79	USD	13,244,844	78,633
WTI Light Sweet Crude Oil Futures	05/21/18	68	USD	4,084,080	291,283
Wheat Futures	03/14/18	81	USD	1,729,350	(369,864)
Zinc Futures	01/15/18	22	USD	1,834,250	302,434
Zinc Futures	03/19/18	22	USD	1,829,025	104,846

Futures Contracts —Short

Aluminum Futures	01/15/18	(67)	USD	(3,782,569)	(275,796)
Euro-Bund Futures	03/08/18	(325)	EUR	(52,546,000)	475,319
FTSE 100 Index Futures	03/16/18	(106)	GBP	(8,096,280)	(288,656)
Nickel Futures	01/15/18	(22)	USD	(1,678,248)	(116,557)
Primary Aluminum Futures	03/19/18	(56)	USD	(3,180,100)	(227,544)
U.S. Treasury Note 10 Year Futures	03/20/18	(107)	USD	(13,273,016)	38,309
U.S. Treasury Note 2 Year Futures	03/29/18	(810)	USD	(173,428,594)	226,337
U.S. Treasury Note Ultra 10 Year Futures	03/20/18	(278)	USD	(37,130,375)	65,704
Zinc Futures	01/15/18	(22)	USD	(1,834,250)	(105,667)

Net Unrealized Appreciation					$4,779,428

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	2.210%	Semi-Annually	07/26/27	USD	166,800,000	$(2,443,203)	$(74,585)	$(2,368,618)
Pay	3M LIBOR	Quarterly	2.210%	Semi-Annually	08/07/27	USD	165,800,000	(2,447,971)	(8,421)	(2,439,550)
Pay	3M LIBOR	Quarterly	2.241%	Semi-Annually	08/07/27	USD	37,200,000	(448,900)	—	(448,900)
Pay	3M LIBOR	Quarterly	2.364%	Semi-Annually	11/24/27	USD	236,700,000	(495,058)	71,226	(566,284)
Pay	3M LIBOR	Quarterly	2.492%	Semi-Annually	12/27/27	USD	37,700,000	334,614	(856)	335,470

Totals								$(5,500,518)	$(12,636)	$(5,487,882)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Glossary of Abbreviations

Counterparties

(ANZ)—	Australia & New Zealand Banking Corp.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(MLI)—	Merrill Lynch International
(MSIP)—	Morgan Stanley & Co. International plc
(SCB)—	Standard Chartered Bank
(SG)—	Societe Generale
(SSBT)—	State Street Bank and Trust
(TDB)—	Toronto Dominion Bank
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Index Abbreviations

(ICE) —	Intercontinental Exchange, Inc.
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt
(RIET)—	Real Estate Investment Trust

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-36

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$3,557,513	$1,969,827	$—	$5,527,340
Air Freight & Logistics	121,526	2,706,229	—	2,827,755
Airlines	2,669,115	6,601,001	—	9,270,116
Auto Components	1,063,470	13,711,484	—	14,774,954
Automobiles	2,556,981	17,685,130	—	20,242,111
Banks	31,263,609	60,466,858	—	91,730,467
Beverages	9,366,230	9,247,556	—	18,613,786
Biotechnology	5,991,609	2,521,150	—	8,512,759
Building Products	1,648,212	3,350,369	—	4,998,581
Capital Markets	8,444,896	14,153,011	—	22,597,907
Chemicals	5,239,677	15,371,943	—	20,611,620
Communications Equipment	704,796	1,044,058	—	1,748,854
Construction & Engineering	—	10,626,516	—	10,626,516
Construction Materials	1,115,539	3,295,195	—	4,410,734
Consumer Finance	2,757,080	—	—	2,757,080
Containers & Packaging	1,073,745	—	—	1,073,745
Diversified Consumer Services	116,915	—	—	116,915
Diversified Financial Services	4,044,931	5,493,085	—	9,538,016
Diversified Telecommunication Services	1,841,299	8,476,615	—	10,317,914
Electric Utilities	6,359,007	7,665,190	—	14,024,197
Electrical Equipment	1,891,104	11,583,080	—	13,474,184
Electronic Equipment, Instruments & Components	1,107,596	5,885,732	—	6,993,328
Energy Equipment & Services	247,917	1,569,876	—	1,817,793
Equity Real Estate Investment Trusts	6,116,708	2,099,075	—	8,215,783
Food & Staples Retailing	5,510,632	8,385,519	—	13,896,151
Food Products	2,709,643	13,027,060	—	15,736,703
Gas Utilities	—	511,539	—	511,539
Health Care Equipment & Supplies	6,110,258	1,065,181	—	7,175,439
Health Care Providers & Services	6,450,224	—	—	6,450,224
Hotels, Restaurants & Leisure	2,575,737	7,137,927	—	9,713,664
Household Durables	1,211,133	15,592,469	—	16,803,602
Household Products	2,851,673	981,132	—	3,832,805
Independent Power and Renewable Electricity Producers	—	1,512,808	—	1,512,808
Industrial Conglomerates	4,370,778	6,803,813	—	11,174,591
Insurance	6,134,914	34,870,305	—	41,005,219
Internet & Direct Marketing Retail	6,924,942	—	—	6,924,942
Internet Software & Services	21,200,167	8,217,270	—	29,417,437
IT Services	12,866,307	12,351,470	—	25,217,777
Life Sciences Tools & Services	1,761,004	—	—	1,761,004
Machinery	6,949,065	5,859,496	—	12,808,561

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-37

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Marine	$—	$425,336	$—	$425,336
Media	9,862,872	3,336,158	—	13,199,030
Metals & Mining	1,991,584	16,644,661	—	18,636,245
Multi-Utilities	1,049,674	1,854,907	—	2,904,581
Multiline Retail	1,259,175	3,183,142	—	4,442,317
Oil, Gas & Consumable Fuels	14,907,937	19,465,594	—	34,373,531
Paper & Forest Products	—	2,468,864	—	2,468,864
Personal Products	745,499	6,198,645	—	6,944,144
Pharmaceuticals	13,836,499	30,985,919	—	44,822,418
Professional Services	—	2,430,014	—	2,430,014
Real Estate Management & Development	645,603	4,028,452	—	4,674,055
Road & Rail	4,966,753	4,359,973	—	9,326,726
Semiconductors & Semiconductor Equipment	16,072,470	7,139,898	—	23,212,368
Software	13,391,290	2,739,108	—	16,130,398
Specialty Retail	8,804,918	1,967,422	—	10,772,340
Technology Hardware, Storage & Peripherals	16,787,048	2,008,352	—	18,795,400
Textiles, Apparel & Luxury Goods	1,811,637	4,590,729	—	6,402,366
Thrifts & Mortgage Finance	—	4,825,199	—	4,825,199
Tobacco	3,477,470	7,499,874	—	10,977,344
Trading Companies & Distributors	—	8,747,230	—	8,747,230
Transportation Infrastructure	—	2,741,691	—	2,741,691
Wireless Telecommunication Services	490,678	6,613,899	—	7,104,577
Total Common Stocks	297,027,059	466,094,036	—	763,121,095
Total Corporate Bonds & Notes*	—	494,813,425	—	494,813,425
Total Convertible Bonds*	—	372,627,778	—	372,627,778
Total Convertible Preferred Stocks*	16,705,745	—	—	16,705,745
Total U.S. Treasury & Government Agencies*	—	3,132,435	—	3,132,435
Total Municipals	—	2,257,968	—	2,257,968
Total Foreign Government*	—	1,556,841	—	1,556,841
Total Preferred Stock*	—	1,532,451	—	1,532,451
Total Rights*	34,382	—	—	34,382
Total Short-Term Investments*	—	377,444,384	—	377,444,384
Total Securities Lending Reinvestments*	—	69,999,582	—	69,999,582
Total Investments	$313,767,186	$1,789,458,900	$—	$2,103,226,086

Collateral for Securities Loaned (Liability)	$—	$(69,983,576)	$—	$(69,983,576)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$269,551	$—	$269,551
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,720,728)	—	(2,720,728)
Total Forward Contracts	$—	$(2,451,177)	$—	$(2,451,177)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$8,467,351	$—	$—	$8,467,351
Futures Contracts (Unrealized Depreciation)	(3,687,923)	—	—	(3,687,923)
Total Futures Contracts	$4,779,428	$—	$—	$4,779,428
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$335,470	$—	$335,470
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(5,823,352)	—	(5,823,352)
Total Centrally Cleared Swap Contracts	$—	$(5,487,882)	$—	$(5,487,882)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,759,009,123
Repurchase Agreement	344,216,963
Cash	53,916,490
Cash denominated in foreign currencies (c)	8,985,623
Cash collateral for futures contracts	24,064,020
Unrealized appreciation on forward foreign currency exchange contracts	269,551
Receivable for:
Fund shares sold	506,699
Dividends and interest	7,128,401
Variation margin on futures contracts	295,956
Variation margin on centrally cleared swap contracts	3,024,655
Prepaid expenses	5,171

Total Assets	2,201,422,652
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,720,728
Collateral for securities loaned	69,983,576
Payables for:
Investments purchased	5,612
Fund shares redeemed	372,248
Foreign taxes	16,333
Variation margin on futures contracts	1,186,614
Accrued Expenses:
Management fees	1,179,589
Distribution and service fees	448,224
Deferred trustees’ fees	105,030
Other expenses	546,068

Total Liabilities	76,564,022

Net Assets	$2,124,858,630

Net Assets Consist of:
Paid in surplus	$1,840,952,342
Undistributed net investment income	24,941,560
Accumulated net realized gain	109,534,007
Unrealized appreciation on investments, futures contracts, swap contracts, forward foreign currency transactions and foreign currency transactions (d)	149,430,721

Net Assets	$2,124,858,630

Net Assets
Class B	$2,124,858,630
Capital Shares Outstanding*
Class B	170,724,348
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $68,222,317.
(b)	Identified cost of investments, excluding repurchase agreements, was $1,606,502,503.
(c)	Identified cost of cash denominated in foreign currencies was $8,894,663.
(d)	Includes foreign capital gains tax of $16,333.

Consolidated§ Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$18,226,100
Interest (b)	27,311,089
Securities lending income	661,249

Total investment income	46,198,438
Expenses
Management fees	14,574,227
Administration fees	111,221
Custodian and accounting fees	557,113
Distribution and service fees—Class B	5,053,296
Audit and tax services	114,751
Legal	42,720
Trustees’ fees and expenses	53,081
Shareholder reporting	110,148
Insurance	13,312
Miscellaneous	79,100

Total expenses	20,708,969
Less management fee waiver	(1,098,530)

Net expenses	19,610,439

Net Investment Income	26,587,999

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (c)	106,959,751
Futures contracts	59,921,264
Swap contracts	(17,657,971)
Foreign currency transactions	198,629
Forward foreign currency transactions	(9,151,096)

Net realized gain	140,270,577

Net change in unrealized appreciation (depreciation) on:
Investments (d)	121,492,075
Futures contracts	6,819,482
Swap contracts	24,986,455
Foreign currency transactions	223,364
Forward foreign currency transactions	(11,534,304)

Net change in unrealized appreciation	141,987,072

Net realized and unrealized gain	282,257,649

Net Increase in Net Assets From Operations	$308,845,648

(a)	Net of foreign withholding taxes of $1,320,457.
(b)	Net of foreign withholding taxes of $553.
(c)	Net of foreign capital gains tax of $1,039.
(d)	Includes change in foreign capital gains tax of $3,278.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-39

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,587,999	$24,406,658
Net realized gain	140,270,577	14,351,158
Net change in unrealized appreciation	141,987,072	17,974,877

Increase in net assets from operations	308,845,648	56,732,693

From Distributions to Shareholders
Net investment income
Class B	(51,163,096)	(41,184,198)
Net realized capital gains
Class B	0	(33,016,867)

Total distributions	(51,163,096)	(74,201,065)

Increase (decrease) in net assets from capital share transactions	(69,575,618)	109,630,620

Total increase in net assets	188,106,934	92,162,248

Net Assets
Beginning of period	1,936,751,696	1,844,589,448

End of period	$2,124,858,630	$1,936,751,696

Undistributed net investment income
End of period	$24,941,560	$33,505,782

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	5,500,915	$64,836,042	15,930,518	$174,840,705
Reinvestments	4,425,874	51,163,096	6,838,808	74,201,065
Redemptions	(15,967,395)	(185,574,756)	(12,680,708)	(139,411,150)

Net increase (decrease)	(6,040,606)	$(69,575,618)	10,088,618	$109,630,620

Increase (decrease) derived from capital shares transactions		$(69,575,618)		$109,630,620

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-40

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.96	$11.07	$11.86	$11.58	$10.50

Income (Loss) from Investment Operations
Net investment income(a)	0.15	0.14 (b)	0.12	0.13	0.08
Net realized and unrealized gain (loss) on investments	1.64	0.18	(0.01)	0.66	1.07 (c)

Total from investment operations	1.79	0.32	0.11	0.79	1.15

Less Distributions
Distributions from net investment income	(0.30)	(0.24)	(0.33)	(0.14)	(0.01)
Distributions from net realized capital gains	0.00	(0.19)	(0.57)	(0.37)	(0.06)

Total distributions	(0.30)	(0.43)	(0.90)	(0.51)	(0.07)

Net Asset Value, End of Period	$12.45	$10.96	$11.07	$11.86	$11.58

Total Return (%)(d)	16.66	2.90	0.89	6.98	10.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.02	1.03	1.05	1.08
Net ratio of expenses to average net assets (%)(e)(f)	0.97	0.98	0.99	1.00	1.08
Ratio of net investment income to average net assets (%)	1.32	1.26 (b)	1.06	1.09	0.71
Portfolio turnover rate (%)	68	38	52	45	45
Net assets, end of period (in millions)	$2,124.9	$1,936.8	$1,844.6	$1,648.6	$1,360.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(f)	The effect of the voluntary portion of the waivers on average net assets was 0.01% for the year ended December 31, 2017 (see Note 7 of the Consolidated Notes to Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-41

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2017, the Portfolio held $55,399,707 in the Subsidiary, representing 2.5% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the consolidated financial statements were issued.

BHFTI-42

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively

BHFTI-43

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

BHFTI-44

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

to foreign currency transactions, swap transactions, premium amortization adjustments, contingent payment debt instrument adjustments, real estate investment trust (“REIT”) adjustments, foreign capital gain tax reclass, convertible preferred stock, convertible bonds, adjustments to prior period accumulated balances, passive foreign investment companies (“PFICs”) transactions and controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $344,216,963, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $10,042,227, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

BHFTI-45

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Consolidated Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(22,026,012)	$—	$—	$—	$(22,026,012)
Convertible Bonds	(26,972,785)	—	—	—	(26,972,785)
Convertible Preferred Stocks	(1,267,123)	—	—	—	(1,267,123)
Corporate Bonds & Notes	(18,696,660)	—	—	—	(18,696,660)
U.S. Treasury	(1,020,996)	—	—	—	(1,020,996)
Total	$(69,983,576)	$—	$—	$—	$(69,983,576)
Total Borrowings	$(69,983,576)	$—	$—	$—	$(69,983,576)
Gross amount of recognized liabilities for securities lending transactions					$(69,983,576)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, treasury futures, and commodity futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the

BHFTI-46

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$335,470	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$5,823,352
	Unrealized appreciation on futures contracts (a) (c)	895,913	Unrealized depreciation on futures contracts (a) (c)	635,807
Equity	Unrealized appreciation on futures contracts (a) (c)	4,180,283	Unrealized depreciation on futures contracts (a) (c)	1,445,533
Commodity	Unrealized appreciation on futures contracts (a) (c)	3,391,155	Unrealized depreciation on futures contracts (a) (c)	1,606,583
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	269,551	Unrealized depreciation on forward foreign currency exchange contracts	2,720,728

Total		$9,072,372		$12,232,003

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Credit Suisse International	$48,699	$—	$—	$48,699
Merrill Lynch International	46,240	—	—	46,240
Morgan Stanley & Co. International plc	12,448	—	—	12,448
Standard Chartered Bank	19,640	—	—	19,640
State Street Bank and Trust	113,025	(113,025)	—	—
Toronto Dominion Bank	7,915	—	—	7,915
UBS AG	21,584	(10,620)	—	10,964

	$269,551	$(123,645)	$—	$145,906

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Australia & New Zealand Banking Corp.	$21,046	$—	$—	$21,046
Citibank N.A.	2,230,502	—	—	2,230,502
Deutsche Bank AG	61,089	—	—	61,089
Societe Generale	148,529	—	—	148,529
State Street Bank and Trust	248,942	(113,025)	—	135,917
UBS AG	10,620	(10,620)	—	—

	$2,720,728	$(123,645)	$—	$2,597,083

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to over collateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(9,151,096)	$(9,151,096)
Futures contracts	(8,499,739)	68,427,414	(6,411)	—	59,921,264
Swap contracts	(17,657,971)	—	—	—	(17,657,971)

	$(26,157,710)	$68,427,414	$(6,411)	$(9,151,096)	$33,112,197

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(11,534,304)	$(11,534,304)
Futures contracts	1,308,473	6,838,409	(1,327,400)	—	6,819,482
Swap contracts	24,986,455	—	—	—	24,986,455

	$26,294,928	$6,838,409	$(1,327,400)	$(11,534,304)	$20,271,633

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$385,981,291
Futures contracts long	150,681,295
Futures contracts short	(235,791,620)
Swap contracts	600,450,000

‡	Averages are based on activity levels during the year.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.    Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$3,072,059	$1,107,911,091	$3,073,032	$1,281,801,542

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$14,574,227	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $250 million
0.050%	$250 million to $500 million
0.020%	$500 million to $750 million
0.050%	$1 billion to $3 billion
0.070%	$3 billion to $5 billion
0.080%	Over $5 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 amounted to $935,659 and are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee by the same amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $162,871 was waived in the aggregate for the year ended December 31, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

BHFTI-51

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,969,145,457
Gross unrealized appreciation	169,372,404
Gross unrealized depreciation	(35,380,116)

Net unrealized appreciation (depreciation)	$133,992,288

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$51,163,096	$57,667,890	$—	$16,533,175	$51,163,096	$74,201,065

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$81,611,183	$70,758,958	$131,641,176	$—	$284,011,317

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $9,906,994.

As of December 31, 2017, the Portfolio had no short-term accumulated capital losses and long-term accumulated capital losses.

10. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s consolidated financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

11. Subsequent Events

At a meeting held on November 29, 2017, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, a series of Brighthouse Funds Trust I, by the Portfolio in exchange for shares of the Portfolio. On February 23, 2018, the shareholders of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio will consider the approval of the proposed Agreement and Plan of Reorganization. If approved by shareholders, it is anticipated that the reorganization will close on or about April 27, 2018.

BHFTI-53

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Global Active Allocation Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the JPMorgan Global Active Allocation Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the periods presented, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the JPMorgan Global Active Allocation Portfolio and subsidiary of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

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Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-55

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-56

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-57

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-58

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

JPMorgan Global Active Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year period ended June 30, 2017, and underperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2017. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, and its blended index for the one-year period ended October 31, 2017, but underperformed its benchmark for both indices for the three-year and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2018.

BHFTI-59

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Asset Management

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned 3.62% and 3.31%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 7.84%.

MARKET ENVIRONMENT / CONDITIONS

Performance in the U.S. equity markets in 2017 proved to be much stronger than most investors would have anticipated at the beginning of the year. The anticipated tax reform act, continued strength in the job market and the resulting hopes for greater capital investment have led Wall Street analysts to raise earnings estimates and lent support to the equity market. The S&P 500 Index finished the year up 21.8%, including dividends, and hit all-time highs 62 times over the year. Realized volatility (annualized standard deviation of daily price returns) was 7%, less than half the normal average, and the lowest level since 1964. The median daily market move was just 0.18%, the smallest on record. The largest peak-to-trough drawdown was 2.8%, the mildest year since 1995. To put some context around that number, the average intra-year drawdown since 1980 has been 13.8%.

Growth surged this year, with the Russell 1000 Growth Index up 30.2% versus 13.7% for the Russell 1000 Value Index. Large-cap indexes also outperformed small-cap indexes across value, blend and growth. The Information Technology and Materials sectors, up 38.8 % and 23.8%, respectively, led the S&P 500 Index, with Telecommunication Services and Energy trailing.

The economic environment was robust over the course of the year. The Federal Reserve (the “Fed”) raised interest rates three times in 2017, bringing the federal funds rate to 1.25%—1.50%. The Fed also increased the caps on the balance sheet run-off to $20 billion per month starting in the first quarter of 2018. The Federal Open Market Committee decision relied on evidence of underlying strength in the economy and the labor market. However, inflation continued to be muted, which means a gradual approach to policy normalization will be likely. The IHS Markit U.S. Manufacturing PMI (Purchasing Managers Index) was strong over the course of the year. The December number of 55.1 was the highest since March 2015 and signaled a solid improvement in the health of the economy. U.S. strength coincided with strength around the globe, with the J.P. Morgan Global Manufacturing PMI rising to 54.45 in December, nearly a seven-year high.

Legislative reform was perhaps the biggest political driver of the year for the equity markets. After the failure to pass the American Health Care Act (AHCA) put the proposed tax plan in question, early optimism around a legislative boost to corporate earnings waned. The eventual signing of the tax reform act in late December resulted in raised earnings estimates for many companies, and gave investors renewed hope that 2018 would see an increase in investment spending.

The U.S. Consumer Price Index rose 2.2% over the last 12 months. This was driven by a strong increase in the energy index. Crude oil (WTI) rose more than 12% over the year, supported by a continued drawdown of global inventories late in the year. This tightening in inventory was caused by a number of factors, including supply disruptions caused by hurricanes, increased compliance by OPEC (Organization of the Petroleum Exporting Countries) members and strong global demand.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio lagged its benchmark during the year. Stock selection within the Health Care and Industrials sectors hurt relative returns. Unisys Corp. and Seadrill Limited were the top individual detractors to the Portfolio’s relative performance. Shares of Unisys declined during the period after the company reported weaker-than-expected second-quarter top-line and bottom-line results. In addition, the company reported disappointing operating margins, driven by lower operational leverage in its technology segment, hiring of 1,200 employees related to a recent contract win, and greater investment spend in new products. Within the Energy sector, shares of Seadrill Limited underperformed during the one-year period after the company warned shareholders that the April 30 deadline for reaching a consensual restructuring agreement with creditors looked challenging. This was viewed as an extreme negative by investors as the company’s initial target date for a restructuring plan was May 2016. On a slightly positive note, the company filed for Chapter 11 bankruptcy in September 2017, which sent the shares soaring as the proposed restructuring was backed by holders of 97% of the company’s bank loans and 40% of its unsecured bonds.

Alternatively, stock selection in the Real Estate and Consumer Discretionary sectors aided relative returns while Take-Two Interactive and Primerica were the top individual contributors. Within the Information Technology sector, shares of Take-Two Interactive rose steadily throughout the year following a series of strong earnings results, driven by higher revenue from digitally delivered content from the company’s Grand Theft Auto and NBA 2K franchises. Within the Financials sector, an overweight position in Primerica also contributed to performance as shares of the stock rose during the period following a series of strong earnings results on the back of strong performance from the company’s Investment & Savings (“ISP”) division and positive distribution momentum. Strong ISP performance was driven by an increase in account-based fee rates and stronger sales revenue. Shares continued to rise after the company reported better-than-expected third-quarter earnings results, driven by solid top-line growth as an expanded salesforce translated into higher term life insurance sales.

From our proprietary attribution framework, during the year the Alpha Model and various risk factors detracted from performance. Within the Alpha Model, Valuation and Earnings Quality factors detracted, while factors related to Capital Deployment were additive to performance.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Asset Management

Portfolio Manager Commentary*—(Continued)

There have been no changes to the way the Portfolio has been managed. Further, we remain firmly committed to our disciplined and dispassionate investment process. We believe valuation will continue to drive long-term returns.

As of December 31, 2017, the Portfolio’s largest relative sector overweights were in the Health Care and Industrials sectors, and the largest relative underweights were in the Energy and Consumer Staples sectors.

Dennis Ruhl

Phil Hart

Portfolio Managers

J.P. Morgan Asset Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year	Since Inception[2]
JPMorgan Small Cap Value Portfolio
Class A	3.62	11.89	7.72	—
Class B	3.31	11.60	—	7.79
Russell 2000 Value Index	7.84	13.01	8.17	—

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A and Class B shares are 5/2/2005 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Pinnacle Entertainment, Inc.	1.1
Westamerica Bancorp	1.1
CNO Financial Group, Inc.	1.1
EMCOR Group, Inc.	1.1
Children’s Place, Inc. (The)	1.0
Tech Data Corp.	1.0
Primerica, Inc.	1.0
Beneficial Bancorp, Inc.	1.0
Delek U.S. Holdings, Inc.	1.0
Rowan Cos. plc - Class A	1.0

Top Sectors

% of Net Assets
Financials	29.3
Industrials	12.8
Consumer Discretionary	11.4
Real Estate	9.3
Information Technology	9.2
Health Care	7.1
Utilities	6.6
Energy	5.5
Materials	5.2
Consumer Staples	1.7

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.73%	$1,000.00	$1,060.20	$3.79
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B (a)	Actual	0.98%	$1,000.00	$1,058.30	$5.08
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
AAR Corp.	38,200	$1,500,878
Curtiss-Wright Corp.	22,800	2,778,180
Moog, Inc. - Class A (a)	24,400	2,119,140

		6,398,198

Auto Components—0.2%
Cooper-Standard Holdings, Inc. (a)	2,200	269,500
Stoneridge, Inc. (a)	43,800	1,001,268

		1,270,768

Banks—17.6%
1st Source Corp.	30,591	1,512,725
American National Bankshares, Inc.	1,800	68,940
BancFirst Corp.	36,400	1,861,860
BancorpSouth Bank	105,900	3,330,555
Bank of Hawaii Corp. (b)	46,400	3,976,480
Bryn Mawr Bank Corp.	8,800	388,960
Cadence BanCorp (a)	4,700	127,464
Cathay General Bancorp	58,500	2,466,945
Central Pacific Financial Corp.	129,601	3,865,998
Central Valley Community Bancorp	6,900	139,242
Century Bancorp, Inc. - Class A	2,400	187,800
Citizens & Northern Corp.	5,500	132,000
City Holding Co. (b)	41,009	2,766,877
Columbia Banking System, Inc.	29,829	1,295,772
Community Bank System, Inc. (b)	38,500	2,069,375
Community Trust Bancorp, Inc.	34,716	1,635,124
East West Bancorp, Inc.	3,528	214,608
FCB Financial Holdings, Inc. - Class A (a)	69,800	3,545,840
Financial Institutions, Inc.	19,699	612,639
First Bancorp	8,600	303,666
First BanCorp (a)	343,600	1,752,360
First Citizens BancShares, Inc. - Class A	2,400	967,200
First Commonwealth Financial Corp.	344,400	4,931,808
First Community Bancshares, Inc.	17,100	491,283
First Financial Bancorp	30,700	808,945
First Financial Bankshares, Inc. (b)	21,500	968,575
First Financial Corp.	5,900	267,565
First Hawaiian, Inc.	27,400	799,532
First Horizon National Corp.	18,735	374,513
First Interstate BancSystem, Inc. - Class A	28,622	1,146,311
Flushing Financial Corp.	41,500	1,141,250
Fulton Financial Corp. (b)	100,200	1,793,580
Glacier Bancorp, Inc. (b)	60,200	2,371,278
Great Southern Bancorp, Inc.	10,500	542,325
Great Western Bancorp, Inc.	29,700	1,182,060
Hancock Holding Co.	91,100	4,509,450
Heritage Financial Corp.	6,934	213,567
Hope Bancorp, Inc.	129,529	2,363,904
Independent Bank Corp.	15,600	348,660
Investors Bancorp, Inc.	276,000	3,830,880
Lakeland Financial Corp.	11,900	577,031
MainSource Financial Group, Inc.	40,304	1,463,438
Mercantile Bank Corp.	5,400	190,998
OFG Bancorp	159,745	1,501,603
PacWest Bancorp	44,200	2,227,680

Banks—(Continued)
Preferred Bank	5,000	293,900
Republic Bancorp, Inc. - Class A	5,600	212,912
S&T Bancorp, Inc.	6,200	246,822
Sandy Spring Bancorp, Inc.	7,600	296,552
Simmons First National Corp. - Class A	15,729	898,126
South State Corp.	2,100	183,015
Southside Bancshares, Inc.	22,012	741,364
State Bank Financial Corp.	16,300	486,392
Stock Yards Bancorp, Inc. (b)	5,400	203,580
Tompkins Financial Corp. (b)	6,259	509,170
TriState Capital Holdings, Inc. (a)	7,300	167,900
Trustmark Corp.	100,500	3,201,930
UMB Financial Corp.	63,100	4,538,152
Umpqua Holdings Corp.	167,261	3,479,029
Union Bankshares Corp.	104,674	3,786,059
Valley National Bancorp	21,574	242,060
Washington Trust Bancorp, Inc.	10,800	575,100
Webster Financial Corp.	31,700	1,780,272
West Bancorp, Inc.	3,770	94,815
Westamerica Bancorp	97,500	5,806,125

		95,011,941

Biotechnology—2.6%
Acorda Therapeutics, Inc. (a) (b)	13,300	285,285
Adamas Pharmaceuticals, Inc. (a) (b)	39,600	1,342,044
AMAG Pharmaceuticals, Inc. (a)	121,300	1,607,225
Ardelyx, Inc. (a)	132,800	876,480
Arsanis, Inc. (a)	41,300	526,988
Deciphera Pharmaceuticals, Inc. (a)	30,743	696,944
Enanta Pharmaceuticals, Inc. (a)	18,600	1,091,448
Five Prime Therapeutics, Inc. (a)	66,100	1,448,912
Idera Pharmaceuticals, Inc. (a)	570,700	1,204,177
Immune Design Corp. (a)	3,100	12,090
Iovance Biotherapeutics, Inc. (a)	219,687	1,757,496
MacroGenics, Inc. (a) (b)	3,300	62,700
Radius Health, Inc. (a) (b)	14,400	457,488
Rigel Pharmaceuticals, Inc. (a)	135,800	526,904
Syndax Pharmaceuticals, Inc. (a)	71,000	621,960
Tocagen, Inc. (a) (b)	105,400	1,080,350
Versartis, Inc. (a)	63,100	138,820

		13,737,311

Building Products—0.0%
Gibraltar Industries, Inc. (a) (b)	6,900	227,700

Capital Markets—0.9%
Arlington Asset Investment Corp. - Class A	12,400	146,072
Associated Capital Group, Inc. - Class A	2,367	80,715
GAMCO Investors, Inc. - Class A	5,400	160,110
Investment Technology Group, Inc.	14,300	275,275
Oppenheimer Holdings, Inc. - Class A	19,809	530,881
Stifel Financial Corp.	22,000	1,310,320
Virtus Investment Partners, Inc.	20,800	2,393,040

		4,896,413

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—1.4%
American Vanguard Corp.	46,700	$917,655
FutureFuel Corp.	47,800	673,502
Innophos Holdings, Inc.	6,100	285,053
Minerals Technologies, Inc.	29,700	2,044,845
Olin Corp.	23,200	825,456
Rayonier Advanced Materials, Inc.	104,686	2,140,829
Trinseo S.A.	6,800	493,680

		7,381,020

Commercial Services & Supplies—2.0%
ACCO Brands Corp. (a)	411,800	5,023,960
ARC Document Solutions, Inc. (a)	239,290	610,189
Ceco Environmental Corp.	19,074	97,850
Ennis, Inc.	23,700	491,775
Essendant, Inc.	46,200	428,274
Quad/Graphics, Inc.	97,307	2,199,138
VSE Corp.	33,800	1,636,934

		10,488,120

Communications Equipment—1.4%
Comtech Telecommunications Corp.	10,100	223,412
Finisar Corp. (a)	55,100	1,121,285
Infinera Corp. (a)	360,200	2,280,066
InterDigital, Inc.	19,100	1,454,465
NetScout Systems, Inc. (a)	82,200	2,502,990
Ribbon Communications, Inc. (a)	20,900	161,557

		7,743,775

Construction & Engineering—1.7%
Argan, Inc.	10,110	454,950
EMCOR Group, Inc.	69,300	5,665,275
KBR, Inc.	67,100	1,330,593
MYR Group, Inc. (a)	49,100	1,754,343

		9,205,161

Consumer Finance—0.5%
EZCORP, Inc. - Class A (a)	95,700	1,167,540
Nelnet, Inc. - Class A	25,700	1,407,846
Regional Management Corp. (a)	9,600	252,576

		2,827,962

Containers & Packaging—0.4%
Graphic Packaging Holding Co.	103,900	1,605,255
Myers Industries, Inc.	15,600	304,200

		1,909,455

Distributors—0.1%
Funko, Inc. - Class A (a) (b)	63,300	420,945
Weyco Group, Inc.	1,900	56,468

		477,413

Diversified Consumer Services—0.9%
American Public Education, Inc. (a)	19,400	485,970
Ascent Capital Group, Inc. - Class A (a)	73,500	844,515

Diversified Consumer Services—(Continued)
Houghton Mifflin Harcourt Co. (a)	55,000	511,500
K12, Inc. (a)	75,400	1,198,860
Regis Corp. (a)	107,300	1,648,128
Weight Watchers International, Inc. (a)	2,300	101,844

		4,790,817

Diversified Financial Services—0.2%
Cannae Holdings, Inc. (a)	63,800	1,086,514
Marlin Business Services Corp.	9,274	207,738

		1,294,252

Diversified Telecommunication Services—0.5%
Consolidated Communications Holdings, Inc.	205,700	2,507,483

Electric Utilities—1.6%
El Paso Electric Co.	72,905	4,035,292
Portland General Electric Co.	93,400	4,257,172
Spark Energy, Inc. - Class A (b)	26,000	322,400

		8,614,864

Electrical Equipment—0.1%
Powell Industries, Inc.	22,800	653,220

Electronic Equipment, Instruments & Components—3.6%
Bel Fuse, Inc. - Class B	57,200	1,440,010
Benchmark Electronics, Inc. (a)	177,600	5,168,160
Insight Enterprises, Inc. (a)	25,700	984,053
Tech Data Corp. (a)	56,500	5,535,305
TTM Technologies, Inc. (a)	172,100	2,696,807
Vishay Intertechnology, Inc.	183,300	3,803,475

		19,627,810

Energy Equipment & Services—2.4%
Archrock, Inc.	223,500	2,346,750
Natural Gas Services Group, Inc. (a)	12,200	319,640
Noble Corp. plc (a)	645,575	2,917,999
Parker Drilling Co. (a)	88,500	88,500
Rowan Cos. plc - Class A (a) (b)	334,900	5,244,534
Unit Corp. (a)	87,600	1,927,200

		12,844,623

Equity Real Estate Investment Trusts—9.2%
Alexander & Baldwin, Inc.	39,000	1,081,860
American Assets Trust, Inc.	25,900	990,416
Apartment Investment & Management Co. - Class A	55,700	2,434,647
Ashford Hospitality Prime, Inc.	83,500	812,455
Ashford Hospitality Trust, Inc.	252,895	1,701,983
CBL & Associates Properties, Inc. (b)	102,400	579,584
Cedar Realty Trust, Inc.	77,800	473,024
CorEnergy Infrastructure Trust, Inc.	20,800	794,560
CoreSite Realty Corp.	23,500	2,676,650
DCT Industrial Trust, Inc.	52,075	3,060,968
DiamondRock Hospitality Co.	126,700	1,430,443
EPR Properties	18,700	1,224,102
First Industrial Realty Trust, Inc.	35,600	1,120,332

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Franklin Street Properties Corp.	13,900	$149,286
Getty Realty Corp.	41,329	1,122,496
Gladstone Commercial Corp.	20,700	435,942
Government Properties Income Trust	128,900	2,389,806
Hersha Hospitality Trust	19,300	335,820
Highwoods Properties, Inc.	8,400	427,644
Hospitality Properties Trust	45,000	1,343,250
InfraREIT, Inc.	102,738	1,908,872
Investors Real Estate Trust	105,100	596,968
Kite Realty Group Trust (b)	34,400	674,240
LaSalle Hotel Properties	22,400	628,768
LTC Properties, Inc.	27,900	1,215,045
Mack-Cali Realty Corp.	36,000	776,160
Pebblebrook Hotel Trust (b)	56,900	2,114,973
Pennsylvania Real Estate Investment Trust (b)	125,600	1,493,384
Potlatch Corp.	51,800	2,584,820
Preferred Apartment Communities, Inc. - Class A	56,100	1,136,025
PS Business Parks, Inc.	23,800	2,977,142
RLJ Lodging Trust	145,757	3,202,281
Saul Centers, Inc.	3,400	209,950
Sunstone Hotel Investors, Inc.	142,173	2,350,120
Taubman Centers, Inc.	3,900	255,177
Urstadt Biddle Properties, Inc. - Class A	22,000	478,280
Washington Prime Group, Inc. (b)	184,947	1,316,823
Washington Real Estate Investment Trust	2,600	80,912
Xenia Hotels & Resorts, Inc.	56,000	1,209,040

		49,794,248

Food & Staples Retailing—0.1%
SpartanNash Co.	5,700	152,076
United Natural Foods, Inc. (a)	2,100	103,467

		255,543

Food Products—1.1%
Bob Evans Farms, Inc.	20,800	1,639,456
Darling Ingredients, Inc. (a)	149,000	2,701,370
Dean Foods Co.	16,700	193,052
Fresh Del Monte Produce, Inc. (b)	12,200	581,574
Snyder’s-Lance, Inc.	18,400	921,472

		6,036,924

Gas Utilities—1.8%
Northwest Natural Gas Co.	63,200	3,769,880
Southwest Gas Holdings, Inc.	42,500	3,420,400
Spire, Inc. (b)	35,539	2,670,756

		9,861,036

Health Care Equipment & Supplies—1.2%
Halyard Health, Inc. (a) (b)	64,400	2,973,992
Meridian Bioscience, Inc.	53,600	750,400
Wright Medical Group NV (a) (b)	121,700	2,701,740

		6,426,132

Health Care Providers & Services—1.9%
American Renal Associates Holdings, Inc. (a)	92,900	1,616,460

Health Care Providers & Services—(Continued)
Community Health Systems, Inc. (a) (b)	193,600	824,736
Cross Country Healthcare, Inc. (a)	33,900	432,564
Genesis Healthcare, Inc. (a) (b)	20,286	15,476
Kindred Healthcare, Inc.	246,400	2,390,080
Molina Healthcare, Inc. (a)	25,400	1,947,672
Owens & Minor, Inc.	55,300	1,044,064
Tivity Health, Inc. (a) (b)	23,800	869,890
Triple-S Management Corp. - Class B (a)	13,600	337,960
WellCare Health Plans, Inc. (a)	4,400	884,884

		10,363,786

Health Care Technology—0.3%
Allscripts Healthcare Solutions, Inc. (a)	120,200	1,748,910

Hotels, Restaurants & Leisure—2.4%
Brinker International, Inc.	39,000	1,514,760
Penn National Gaming, Inc. (a)	112,200	3,515,226
Pinnacle Entertainment, Inc. (a)	181,100	5,927,403
Ruth’s Hospitality Group, Inc.	77,300	1,673,545
Speedway Motorsports, Inc.	11,500	217,005

		12,847,939

Household Durables—2.3%
AV Homes, Inc. (a)	8,400	139,860
Beazer Homes USA, Inc. (a)	175,300	3,367,513
Hamilton Beach Brands Holding Co. (b)	28,000	719,320
Helen of Troy, Ltd. (a)	7,900	761,165
Hovnanian Enterprises, Inc. - Class A (a)	355,600	1,191,260
KB Home	155,400	4,965,030
MDC Holdings, Inc. (b)	42,660	1,360,001

		12,504,149

Household Products—0.2%
Central Garden and Pet Co. - Class A (a)	29,500	1,112,445

Independent Power and Renewable Electricity Producers—1.3%
Atlantic Power Corp. (a)	597,000	1,402,950
Dynegy, Inc. (a) (b)	320,100	3,793,185
Pattern Energy Group, Inc.	78,300	1,682,667

		6,878,802

Insurance—4.7%
Argo Group International Holdings, Ltd.	18,530	1,142,375
CNO Financial Group, Inc.	231,300	5,710,797
Global Indemnity, Ltd. (a)	3,300	138,666
Hallmark Financial Services, Inc. (a)	20,821	217,163
Heritage Insurance Holdings, Inc. (b)	100,400	1,809,208
Horace Mann Educators Corp.	60,811	2,681,765
Infinity Property & Casualty Corp.	2,500	265,000
MBIA, Inc. (a) (b)	367,300	2,688,636
Navigators Group, Inc. (The)	16,500	803,550
Primerica, Inc.	53,700	5,453,235
ProAssurance Corp.	37,100	2,120,265
Third Point Reinsurance, Ltd. (a)	111,400	1,632,010

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Universal Insurance Holdings, Inc. (b)	16,000	$437,600

		25,100,270

Internet & Direct Marketing Retail—0.2%
Liberty TripAdvisor Holdings, Inc. - Class A (a)	136,900	1,290,283

Internet Software & Services—0.0%
TechTarget, Inc. (a)	10,100	140,592

IT Services—1.5%
Convergys Corp.	27,200	639,200
EVERTEC, Inc.	9,800	133,770
Perficient, Inc. (a)	59,600	1,136,572
Travelport Worldwide, Ltd.	222,500	2,908,075
Unisys Corp. (a)	397,900	3,242,885

		8,060,502

Machinery—2.7%
AGCO Corp.	27,000	1,928,610
Briggs & Stratton Corp.	43,400	1,101,058
Douglas Dynamics, Inc.	76,342	2,885,728
Graham Corp.	7,300	152,789
Harsco Corp. (a)	62,100	1,158,165
Hurco Cos., Inc.	12,882	543,620
Kadant, Inc.	17,207	1,727,583
Wabash National Corp. (b)	238,000	5,164,600

		14,662,153

Marine—0.3%
Costamare, Inc.	285,000	1,644,450

Media—1.4%
Eros International plc (a)	53,600	517,240
EW Scripps Co. (The) - Class A (a)	132,200	2,066,286
Gannett Co., Inc.	297,700	3,450,343
Hemisphere Media Group, Inc. (a)	15,100	174,405
Time, Inc.	53,100	979,695
tronc, Inc. (a)	19,800	348,282

		7,536,251

Metals & Mining—2.7%
AK Steel Holding Corp. (a)	201,600	1,141,056
Carpenter Technology Corp. (b)	58,100	2,962,519
Cleveland-Cliffs, Inc. (a) (b)	68,200	491,722
Kaiser Aluminum Corp.	20,600	2,201,110
Schnitzer Steel Industries, Inc. - Class A (b)	38,200	1,279,700
SunCoke Energy, Inc. (a)	242,500	2,907,575
Warrior Met Coal, Inc.	16,900	425,035
Worthington Industries, Inc.	66,100	2,912,366

		14,321,083

Mortgage Real Estate Investment Trusts—2.0%
AG Mortgage Investment Trust, Inc.	26,600	505,666
Capstead Mortgage Corp.	244,958	2,118,887
Cherry Hill Mortgage Investment Corp.	34,200	615,258

Mortgage Real Estate Investment Trusts—(Continued)
CYS Investments, Inc.	568,300	4,563,449
Dynex Capital, Inc.	58,200	407,982
Ellington Residential Mortgage REIT	54,700	658,588
Invesco Mortgage Capital, Inc.	118,500	2,112,855

		10,982,685

Multi-Utilities—1.2%
Avista Corp. (b)	70,200	3,614,598
NorthWestern Corp.	37,183	2,219,825
Unitil Corp.	14,600	666,052

		6,500,475

Multiline Retail—0.8%
Dillard’s, Inc. - Class A (b)	75,500	4,533,775

Oil, Gas & Consumable Fuels—3.1%
Bill Barrett Corp. (a)	484,500	2,485,485
Delek U.S. Holdings, Inc.	150,800	5,268,952
Denbury Resources, Inc. (a)	880,000	1,944,800
EP Energy Corp. - Class A (a) (b)	527,600	1,245,136
NACCO Industries, Inc. - Class A (b)	13,600	512,040
Pacific Ethanol, Inc. (a)	65,200	296,660
Renewable Energy Group, Inc. (a) (b)	19,200	226,560
REX American Resources Corp. (a)	46,000	3,808,340
Sanchez Energy Corp. (a) (b)	110,600	587,286
Ship Finance International, Ltd.	19,940	309,070
W&T Offshore, Inc. (a)	78,300	259,173

		16,943,502

Paper & Forest Products—0.9%
Domtar Corp.	28,000	1,386,560
Louisiana-Pacific Corp. (a)	13,500	354,510
Schweitzer-Mauduit International, Inc.	62,400	2,830,464

		4,571,534

Pharmaceuticals—1.2%
Amphastar Pharmaceuticals, Inc. (a) (b)	18,500	355,940
Dermira, Inc. (a)	38,000	1,056,780
Intra-Cellular Therapies, Inc. (a)	89,600	1,297,408
Medicines Co. (The) (a) (b)	39,800	1,088,132
MyoKardia, Inc. (a)	28,300	1,191,430
Tetraphase Pharmaceuticals, Inc. (a)	202,700	1,277,010

		6,266,700

Professional Services—2.6%
Barrett Business Services, Inc.	31,660	2,041,753
CRA International, Inc.	7,700	346,115
FTI Consulting, Inc. (a)	111,200	4,777,152
Huron Consulting Group, Inc. (a)	62,200	2,515,990
ICF International, Inc. (a)	12,000	630,000
RPX Corp.	160,800	2,161,152
TrueBlue, Inc. (a)	46,000	1,265,000

		13,737,162

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—0.0%
St. Joe Co. (The) (a)	12,200	$220,210

Road & Rail—1.0%
ArcBest Corp.	90,300	3,228,225
Schneider National, Inc. - Class B	17,900	511,224
YRC Worldwide, Inc. (a)	125,800	1,809,004

		5,548,453

Semiconductors & Semiconductor Equipment—1.3%
Amkor Technology, Inc. (a)	211,700	2,127,585
Cypress Semiconductor Corp. (b)	207,902	3,168,426
Nanometrics, Inc. (a)	38,800	966,896
Xperi Corp.	19,300	470,920

		6,733,827

Software—1.3%
Aspen Technology, Inc. (a)	1,300	86,060
Fair Isaac Corp.	18,100	2,772,920
Monotype Imaging Holdings, Inc.	12,700	306,070
Progress Software Corp.	84,300	3,588,651
TiVo Corp.	27,800	433,680

		7,187,381

Specialty Retail—2.1%
Aaron’s, Inc.	71,700	2,857,245
Chico’s FAS, Inc.	53,200	469,224
Children’s Place, Inc. (The) (b)	38,800	5,639,580
Office Depot, Inc.	323,600	1,145,544
Pier 1 Imports, Inc.	300,700	1,244,898

		11,356,491

Textiles, Apparel & Luxury Goods—0.9%
Deckers Outdoor Corp. (a)	4,600	369,150
Fossil Group, Inc. (a) (b)	64,800	503,496
Movado Group, Inc. (b)	110,100	3,545,220
Perry Ellis International, Inc. (a)	13,500	338,040

		4,755,906

Thrifts & Mortgage Finance—3.4%
BankFinancial Corp.	16,585	254,414
Beneficial Bancorp, Inc.	323,855	5,327,414
Charter Financial Corp.	69,900	1,226,046
First Defiance Financial Corp.	9,700	504,109
Meridian Bancorp, Inc.	87,900	1,810,740
Northfield Bancorp, Inc.	157,800	2,695,224
Oritani Financial Corp. (b)	7,900	129,560
Provident Financial Holdings, Inc.	5,300	97,520
Territorial Bancorp, Inc.	4,500	138,915
United Community Financial Corp.	12,200	111,386
United Financial Bancorp, Inc.	27,500	485,100
Walker & Dunlop, Inc. (a)	38,300	1,819,250
Washington Federal, Inc.	82,400	2,822,200
Waterstone Financial, Inc.	25,100	427,955

Thrifts & Mortgage Finance—(Continued)
WSFS Financial Corp.	5,595	267,721

		18,117,554

Tobacco—0.3%
Universal Corp.	31,567	1,657,267

Trading Companies & Distributors—1.2%
DXP Enterprises, Inc. (a)	38,600	1,141,402
MRC Global, Inc. (a)	176,100	2,979,612
Titan Machinery, Inc. (a)	106,000	2,244,020

		6,365,034

Water Utilities—0.7%
American States Water Co.	40,200	2,327,982
California Water Service Group	31,500	1,428,525

		3,756,507

Total Common Stocks (Cost $433,261,443)		531,728,267

Short-Term Investment—1.2%

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $6,543,763 on 01/02/18, collateralized by $6,620,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $6,676,436.	6,543,472	6,543,472

Total Short-Term Investments (Cost $6,543,472)		6,543,472

Securities Lending Reinvestments (c)—7.0%

Certificates of Deposit—3.7%
Agricultural Bank of China 1.870%, 02/15/18	1,000,000	1,000,029
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (d)	1,000,000	999,930
Bank of Montreal 1.972%, 01/11/18	1,001,028	1,000,147
Chiba Bank, Ltd., New York 1.560%, 02/07/18	1,000,000	999,877
China Construction Bank 1.950%, 02/20/18	1,000,000	1,000,032
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	1,000,000	1,000,000
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (d)	250,000	250,002
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	1,500,000	1,500,088
Danske Bank A/S 1.680%, 03/19/18	1,000,000	999,900
KBC Bank NV 1.550%, 01/29/18	1,500,000	1,500,000

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	500,000	$499,986
Mizuho Bank, Ltd., New York 1.691%, 1M LIBOR + 0.200%, 04/18/18 (d)	1,000,000	999,859
1.769%, 1M LIBOR + 0.200%, 05/29/18 (d)	500,000	499,961
Norinchukin Bank New York 1.539%, 1M LIBOR + 0.160%, 04/05/18 (d)	1,500,000	1,499,946
State Street Bank and Trust Co. 1.527%, 1M LIBOR + 0.120%, 05/08/18 (d)	500,000	499,955
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (d)	500,000	499,470
Sumitomo Mitsui Banking Corp., New York 1.579%, 1M LIBOR + 0.200%, 02/05/18 (d)	1,750,000	1,750,061
1.612%, 1M LIBOR + 0.180%, 04/11/18 (d)	1,000,000	999,970
1.754%, 1M LIBOR + 0.190%, 04/26/18 (d)	500,000	499,996
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (d)	1,000,000	999,956
Wells Fargo Bank N.A. 1.511%, 3M LIBOR + 0.140%, 10/26/18 (d)	1,000,000	1,000,915

		20,000,080

Commercial Paper—1.8%
Bank of China, Ltd. 1.900%, 02/12/18	996,728	998,047
Canadian Imperial Bank 1.700%, 03/19/18	995,561	996,443
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	996,476	997,576
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (d)	1,000,000	999,793
Macquarie Bank, Ltd., London 1.620%, 03/06/18	995,950	997,181
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (d)	1,500,000	1,499,901
Sheffield Receivables Co. 1.680%, 03/14/18	995,707	996,602
Toyota Motor Credit Corp. 1.750%, 03/08/18	995,965	997,216
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	1,000,000	999,972

		9,482,731

Repurchase Agreements—1.3%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $289,124 on 01/02/18, collateralized by $292,127 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $295,092.	289,068	289,068
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $1,000,156 on 01/02/18, collateralized by $901,231 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $1,020,000.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,000,172 on 01/02/18, collateralized by $1,036,009 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $1,016,796.	1,000,000	1,000,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $400,069 on 01/02/18, collateralized by $411,840 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $408,002.	400,000	400,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $200,042 on 01/02/18, collateralized by $205,202 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $204,001.	200,000	200,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $1,011,109 on 04/03/18, collateralized by $6,352 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $1,112,221.	1,000,000	1,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $2,160,101 on 04/02/18, collateralized by various Common Stock with a value of $2,310,000.	2,100,000	2,100,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $760,014 on 04/02/18, collateralized by various Common Stock with a value of $825,000.	750,000	750,000

		6,739,068

Time Deposits—0.2%
Australia New Zealand Bank 1.330%, 01/02/18	1,000,000	1,000,000
Bank of Montreal 1.400%, 01/03/18	100,000	100,000
Standard Chartered plc 1.490%, 01/02/18	100,000	100,000

		1,200,000

Total Securities Lending Reinvestments (Cost $37,421,239)		37,421,879

Total Investments—106.8% (Cost $477,226,154)		575,693,618
Other assets and liabilities (net)—(6.8)%		(36,411,380)

Net Assets—100.0%		$539,282,238

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $35,910,752 and the collateral received consisted of cash in the amount of $37,416,483. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2017

(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
Russell 2000 Index Mini Futures	03/16/18	77	$	5,915,525	$29,156

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$531,728,267	$—	$—	$531,728,267
Total Short-Term Investment*	—	6,543,472	—	6,543,472
Total Securities Lending Reinvestments*	—	37,421,879	—	37,421,879
Total Investments	$531,728,267	$43,965,351	$—	$575,693,618

Collateral for Securities Loaned (Liability)	$—	$(37,416,483)	$—	$(37,416,483)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$29,156	$—	$—	$29,156

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$575,693,618
Cash denominated in foreign currencies (c)	2,109
Cash collateral for futures contracts	430,000
Receivable for:
Investments sold	658,059
Fund shares sold	13,226
Dividends and interest	1,663,785
Prepaid expenses	1,332

Total Assets	578,462,129
Liabilities
Due to custodian	826
Collateral for securities loaned	37,416,483
Payables for:
Investments purchased	1,133,739
Fund shares redeemed	8,183
Variation margin on futures contracts	50,435
Accrued Expenses:
Management fees	310,693
Distribution and service fees	7,876
Deferred trustees’ fees	129,869
Other expenses	121,787

Total Liabilities	39,179,891

Net Assets	$539,282,238

Net Assets Consist of:
Paid in surplus	$406,740,560
Undistributed net investment income	6,746,176
Accumulated net realized gain	27,298,660
Unrealized appreciation on investments, futures contracts and foreign currency transactions	98,496,842

Net Assets	$539,282,238

Net Assets
Class A	$502,476,638
Class B	36,805,600
Capital Shares Outstanding*
Class A	28,541,676
Class B	2,112,389
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.61
Class B	17.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $477,226,154.
(b)	Includes securities loaned at value of $35,910,752.
(c)	Identified cost of cash denominated in foreign currencies was $1,994.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$9,553,439
Interest	16,640
Securities lending income	1,219,202

Total investment income	10,789,281
Expenses
Management fees	4,102,306
Administration fees	16,778
Custodian and accounting fees	88,719
Distribution and service fees—Class B	92,480
Audit and tax services	60,203
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	41,078
Insurance	3,376
Miscellaneous	13,709

Total expenses	4,508,441
Less management fee waiver	(528,466)

Net expenses	3,979,975

Net Investment Income	6,809,306

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	30,213,263
Futures contracts	1,009,347
Foreign currency transactions	(219)

Net realized gain	31,222,391

Net change in unrealized appreciation (depreciation)
Investments	(19,003,650)
Futures contracts	82,921
Foreign currency transactions	546

Net change in unrealized depreciation	(18,920,183)

Net realized and unrealized gain	12,302,208

Net Increase in Net Assets From Operations	$19,111,514

(a)	Net of foreign withholding taxes of $3,408.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,809,306	$7,062,249
Net realized gain	31,222,391	23,068,891
Net change in unrealized appreciation (depreciation)	(18,920,183)	115,852,314

Increase in net assets from operations	19,111,514	145,983,454

From Distributions to Shareholders
Net investment income
Class A	(6,521,570)	(9,027,990)
Class B	(420,986)	(511,179)
Net realized capital gains
Class A	(23,455,732)	(32,464,890)
Class B	(1,801,818)	(2,118,858)

Total distributions	(32,200,106)	(44,122,917)

Increase (decrease) in net assets from capital share transactions	989,952	(108,218,437)

Total decrease in net assets	(12,098,640)	(6,357,900)

Net Assets
Beginning of period	551,380,878	557,738,778

End of period	$539,282,238	$551,380,878

Undistributed net investment income
End of period	$6,746,176	$6,990,466

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	523,832	$8,843,000	754,182	$10,956,150
Reinvestments	1,799,358	29,977,302	2,830,347	41,492,880
Redemptions	(2,104,516)	(37,173,213)	(10,127,478)	(163,218,059)

Net increase (decrease)	218,674	$1,647,089	(6,542,949)	$(110,769,029)

Class B
Sales	231,899	$4,011,833	351,138	$5,458,767
Reinvestments	134,634	2,222,804	180,759	2,630,037
Redemptions	(399,177)	(6,891,774)	(348,810)	(5,538,212)

Net increase (decrease)	(32,644)	$(657,137)	183,087	$2,550,592

Increase (decrease) derived from capital shares transactions		$989,952		$(108,218,437)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.11	$15.15	$18.09	$19.93	$15.07

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.21	0.27	0.22	0.21
Net realized and unrealized gain (loss) on investments	0.37	4.14	(1.42)	0.52	4.77

Total from investment operations	0.60	4.35	(1.15)	0.74	4.98

Less Distributions
Distributions from net investment income	(0.24)	(0.30)	(0.24)	(0.22)	(0.12)
Distributions from net realized capital gains	(0.86)	(1.09)	(1.55)	(2.36)	0.00

Total distributions	(1.10)	(1.39)	(1.79)	(2.58)	(0.12)

Net Asset Value, End of Period	$17.61	$18.11	$15.15	$18.09	$19.93

Total Return (%) (b)	3.62	30.86	(7.25)	4.66	33.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.83	0.82	0.82	0.83
Net ratio of expenses to average net assets (%) (c)	0.74	0.73	0.73	0.73	0.75
Ratio of net investment income to average net assets (%)	1.31	1.34	1.59	1.22	1.21
Portfolio turnover rate (%)	40	38	38	35	110
Net assets, end of period (in millions)	$502.5	$512.9	$528.3	$647.2	$745.9

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.94	$15.02	$17.94	$19.79	$14.97

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.17	0.22	0.18	0.16
Net realized and unrealized gain (loss) on investments	0.36	4.10	(1.39)	0.50	4.74

Total from investment operations	0.54	4.27	(1.17)	0.68	4.90

Less Distributions
Distributions from net investment income	(0.20)	(0.26)	(0.20)	(0.17)	(0.08)
Distributions from net realized capital gains	(0.86)	(1.09)	(1.55)	(2.36)	0.00

Total distributions	(1.06)	(1.35)	(1.75)	(2.53)	(0.08)

Net Asset Value, End of Period	$17.42	$17.94	$15.02	$17.94	$19.79

Total Return (%) (b)	3.31	30.51	(7.43)	4.37	32.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	1.08	1.07	1.07	1.08
Net ratio of expenses to average net assets (%) (c)	0.99	0.98	0.98	0.98	1.00
Ratio of net investment income to average net assets (%)	1.05	1.10	1.34	1.00	0.90
Portfolio turnover rate (%)	40	38	38	35	110
Net assets, end of period (in millions)	$36.8	$38.5	$29.5	$32.6	$31.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2017, the Portfolio had a payment of $826 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2017. The Portfolio’s average overdraft advances during the year ended December 31, 2017 were not significant.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances, and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $6,543,472. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $6,739,068. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$29,156

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,009,347

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$82,921

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$7,667

‡	Averages are based on activity levels during the year.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$207,111,069	$0	$221,090,363

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$4,102,306	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 amounted to $520,215 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee by the same amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $8,251 was waived in the aggregate for the year ended December 31, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations. This waiver had no impact on the net ratio of expenses to average net assets as shown in the Financial Highlights for the year ended December 31, 2017.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$480,094,465
Gross unrealized appreciation	127,464,309
Gross unrealized depreciation	(31,865,156)

Net unrealized appreciation (depreciation)	$95,599,153

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$6,942,556	$11,736,479	$25,257,550	$32,386,438	$32,200,106	$44,122,917

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$6,851,205	$30,196,126	$95,599,375	$—	$132,646,706

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Small Cap Value Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the JPMorgan Small Cap Value Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the JPMorgan Small Cap Value Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

JPMorgan Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one, three- and five-year periods ended June 30, 2017. The Board also considered that the Portfolio outperformed its Lipper Index for the one- and three-year periods ended June 30, 2017, and underperformed its Lipper Index for five-year period ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below its Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned 23.33% and 22.97%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the Citigroup World Government Bond Index (“WGBI”)2, returned 22.40% and 7.49%, respectively. A blend of the MSCI World Index (60%) and the Citigroup WGBI (40%) returned 16.24%.

MARKET ENVIRONMENT / CONDITIONS

The 12-month period ending December 31, 2017, was characterized by strong investor risk appetite. Solid economic numbers, stronger oil prices and U.S. tax reform contributed to the risk-on tone. The Federal Reserve’s Federal Open Market Committee raised the federal funds rate three times during the period, with the most recent in December 2017. Despite these rate hikes, the U.S. dollar generally weakened during the period. Globally, geopolitical events included North Korea’s declaration of its fully nuclear state and U.K. election results that exacerbated already tense Brexit negotiations. Low U.S. Treasury yields, the weaker U.S. dollar, and strong risk appetite supported emerging markets.

Global equity markets posted robust returns in 2017. Volatility remained low as equity investors shrugged off geopolitical events. Instead, equity market participants focused on President Trump’s pro-growth agenda in the U.S., corporate earnings reports, increasingly synchronized global growth, and generally still accommodative global monetary policies. Equity market strength was broad-based by geography and industry. All countries registered strong equity returns, with emerging markets outpacing their developed market counterparts. All sectors, as measured by the MSCI World Index, delivered positive returns, with most sectors posting equity returns well into the double digits. Information Technology (“IT”) was a leader, followed by Materials and Industrials. The Energy sector lagged, along with the more defensive Telecommunications and Utilities sectors. Generally, the more cyclical sectors delivered some of the strongest equity returns over the year.

In fixed income markets, corporate credit spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) generally tightened during the 12-month period, handily outperforming Treasuries of similar maturity. Strong investor demand for higher-yielding securities (as an alternative to global sovereign debt) drove spreads tighter. Bond markets outside the U.S. were unshaken by the Federal Reserve’s rate hikes, given still-easy monetary policies and generally below-target inflation outcomes. Emerging Market fixed income assets shrugged off geopolitical noise and navigated through a current of idiosyncratic events to post strong positive returns during 2017.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The global equity portion of the Portfolio contributed to relative performance. Equity performance drivers were diversified, with all sectors contributing to relative results with the exception of the Consumer Discretionary sector, which detracted marginally. Stock selection in the IT sector was the largest contributor to relative performance, driven by the Portfolio’s position in Alibaba (Hong Kong). Alibaba, a Chinese e-commerce company, posted strong results throughout the year. We believe Alibaba continues to be well-positioned in a massive and rapidly growing market and its growth in its cloud segment is positioned to propel future company growth and profits. At period end, the stock remained one of our largest positions within the strategy. Stock selection in the Financials and Health Care sectors was also strong.

Underperformance in the Consumer Discretionary sector was largely driven by the Portfolio’s position in AutoZone. Shares in AutoZone underperformed based on rising fears from competitive pressure by Amazon. We exited the position in the second quarter on concerns about AutoZone’s business model in an environment of rising price transparency and comparison, which outweighed its secular growth drivers.

Within the fixed income portion of the Portfolio, an allocation to selected corporate credit sectors and issuers, including High Yield bonds, was a source of positive return over the period. Positioning in the Communications, Consumer (Cyclical and Non-Cyclical), and Capital Goods sectors was particularly helpful to performance. Holdings within the Insurance and Banking sectors were also positive, given the initial yield advantage and spread narrowing that occurred in these sectors. Specifically, U.S. dollar- and euro-pay subordinated Insurance and Banking holdings led the way due to attractive spread levels, improving balance sheets, and the positive impact of expected higher rates. The Portfolio’s allocations to High Yield Credit proved beneficial as the asset class responded favorably to benefited from the “risk-on” environment and investors search for yield. High yield Energy and Basic Industry holdings, particularly among independent energy producers and Metals & Mining companies, were contributors. Security selection among emerging market hard-currency issuers from Latin America also lifted results. Positions denominated in the euro and British pound sterling added value over the period as these currencies appreciated versus the U.S. dollar. However, allocations to selected emerging market currencies such as the Argentine peso, Brazilian real, and Indonesian rupiah detracted as these currencies depreciated against the U.S. dollar over the 12-month period. Bond positioning within emerging markets was additive to performance as the Portfolio’s long-duration posture helped offset the negative currency performance.

At year end, our highest-conviction equity names were concentrated in the Financials, IT, Industrials and Consumer Discretionary sectors. We had more limited exposure to the Real Estate and Commodity sectors. We did not own any equity securities in the Utilities and Telecommunication Services sectors. While markets had a muted response to geopolitical events in 2017, we believed conflict risk remains elevated given changing global leadership, and shifts in

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

investor sentiment can cause short-term volatility, often providing us with opportunities to build long-term equity positions in high-quality companies, or to take profits in names, which is part of our disciplined approach to investing.

At period end, we continued to have a favorable view of corporate bonds, especially as we believed corporate profits, stable and synchronized global economic conditions, and low interest rates provide a supportive environment for credit markets. Synchronized global growth has also been a positive tailwind for Emerging Market corporate profitability. We modestly decreased the Portfolio’s exposure to emerging market debt over the full year period. At the end of the reporting period, the fixed income portion of the Portfolio had a corporate bond allocation of approximately 68% and 50% held in high yield securities.

Dan Fuss

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE CITIGROUP WORLD GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
Loomis Sayles Global Markets Portfolio
Class A	23.33	9.86	6.89
Class B	22.97	9.59	6.63
MSCI World Index	22.40	11.64	5.03
Citigroup World Government Bond Index	7.49	0.12	2.66

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The Citigroup World Government Bond Index is an index of bonds issued by governments in the U.S., Europe and Asia.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Equity Sectors

% of Net Assets
Financials	17.2
Information Technology	16.5
Industrials	9.6
Consumer Discretionary	7.5
Consumer Staples	6.2

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	21.0
Foreign Government	6.3
Convertible Bonds	0.9
U.S. Treasury & Government Agencies	0.5
Municipals	0.2

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Markets Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A	Actual	0.78%	$1,000.00	$1,092.70	$4.11
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class B	Actual	1.03%	$1,000.00	$1,091.00	$5.43
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—69.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.5%
Northrop Grumman Corp.	33,585	$10,307,573
Thales S.A.	59,786	6,433,626

		16,741,199

Banks—3.9%
HDFC Bank, Ltd.	153,966	4,566,333
M&T Bank Corp.	46,141	7,889,650
Wells Fargo & Co.	106,212	6,443,882

		18,899,865

Beverages—0.8%
Anheuser-Busch InBev S.A.	35,486	3,958,209

Building Products—1.6%
Assa Abloy AB - Class B	248,169	5,149,608
Geberit AG	6,175	2,717,076

		7,866,684

Capital Markets—7.7%
FactSet Research Systems, Inc. (a)	21,526	4,149,352
Goldman Sachs Group, Inc. (The)	38,712	9,862,269
Intercontinental Exchange, Inc.	130,176	9,185,218
London Stock Exchange Group plc	120,467	6,168,108
S&P Global, Inc.	47,234	8,001,440

		37,366,387

Chemicals—4.6%
LyondellBasell Industries NV - Class A	56,098	6,188,731
Sherwin-Williams Co. (The)	39,093	16,029,694

		22,218,425

Electronic Equipment, Instruments & Components—0.7%
Halma plc	212,481	3,605,951

Energy Equipment & Services—0.3%
Schlumberger, Ltd.	24,904	1,678,281

Food Products—3.9%
McCormick & Co., Inc.	71,319	7,268,119
Nestle S.A.	136,550	11,734,032

		19,002,151

Health Care Equipment & Supplies—2.2%
Danaher Corp.	113,332	10,519,476

Health Care Providers & Services—2.1%
UnitedHealth Group, Inc.	46,288	10,204,652

Hotels, Restaurants & Leisure—3.0%
Marriott International, Inc. - Class A	105,961	14,382,087

Household Products—1.4%
Colgate-Palmolive Co.	68,463	5,165,534

Household Products—(Continued)
Reckitt Benckiser Group plc	18,833	1,759,173

		6,924,707

Industrial Conglomerates—3.0%
Roper Technologies, Inc.	56,054	14,517,986

Insurance—5.6%
AIA Group, Ltd.	1,809,400	15,431,139
Legal & General Group plc	2,596,112	9,556,295
Travelers Cos., Inc. (The)	17,325	2,349,963

		27,337,397

Internet & Direct Marketing Retail—3.2%
Amazon.com, Inc. (b)	7,467	8,732,432
Priceline Group, Inc. (The) (b)	3,912	6,798,039

		15,530,471

Internet Software & Services—10.4%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	108,542	18,715,897
Alphabet, Inc. - Class A (b)	10,226	10,772,068
Alphabet, Inc. - Class C (b)	6,012	6,290,957
Facebook, Inc. - Class A (b)	81,828	14,439,369

		50,218,291

IT Services—3.9%
Accenture plc - Class A	51,125	7,826,726
CGI Group, Inc. - Class A (b)	121,300	6,590,923
Nomura Research Institute, Ltd.	92,800	4,310,552

		18,728,201

Life Sciences Tools & Services—0.7%
Mettler-Toledo International, Inc. (b)	5,869	3,635,963

Machinery—1.5%
Atlas Copco AB - A Shares	166,368	7,165,425

Oil, Gas & Consumable Fuels—0.9%
EOG Resources, Inc.	39,696	4,283,595

Real Estate Management & Development—1.3%
CBRE Group, Inc. - Class A (b)	140,181	6,071,239

Semiconductors & Semiconductor Equipment—1.5%
Texas Instruments, Inc.	71,533	7,470,907

Specialty Retail—1.4%
Dufry AG (b)	44,223	6,574,974

Total Common Stocks (Cost $231,848,238)		334,902,523

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—21.0%

Security Description	Principal Amount*	Value

Advertising—0.0%
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.250%, 02/15/22	25,000	$25,625
5.875%, 03/15/25	55,000	58,163

		83,788

Aerospace/Defense—0.1%
Embraer Netherlands Finance B.V. 5.050%, 06/15/25	370,000	392,200
TransDigm, Inc. 6.500%, 07/15/24	76,000	77,900
6.500%, 05/15/25	75,000	76,688

		546,788

Airlines—0.6%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	230,000	229,372
4.125%, 12/15/27 (144A)	162,342	170,053
American Airlines Pass-Through Trust 4.950%, 02/15/25	170,000	178,177
5.250%, 01/15/24	795,525	839,199
Delta Air Lines Pass-Through Trust 8.021%, 08/10/22	751,326	842,763
Latam Finance, Ltd. 6.875%, 04/11/24 (144A)	400,000	417,000
U.S. Airways Pass-Through Trust 5.900%, 10/01/24	58,149	64,539
8.000%, 10/01/19	27,174	29,416
United Continental Holdings, Inc. 6.375%, 06/01/18	305,000	309,575

		3,080,094

Auto Manufacturers—0.7%
Daimler Finance North America LLC 1.750%, 10/30/19 (144A)	210,000	207,468
FCE Bank plc 0.869%, 09/13/21 (EUR)	155,000	188,901
Ford Motor Co. 6.625%, 10/01/28	1,675,000	2,045,639
General Motors Co. 5.200%, 04/01/45	100,000	105,664
General Motors Financial Co., Inc. 3.450%, 04/10/22	100,000	101,333
5.250%, 03/01/26	295,000	324,385
Hyundai Capital America 2.750%, 09/27/26 (144A)	500,000	460,911

		3,434,301

Auto Parts & Equipment—0.4%
Aptiv plc 1.600%, 09/15/28 (EUR)	100,000	119,975
Goodyear Tire & Rubber Co. (The) 7.000%, 03/15/28	1,228,000	1,381,500

Auto Parts & Equipment—(Continued)
Tupy Overseas S.A. 6.625%, 07/17/24 (144A)	200,000	212,000

		1,713,475

Banks—1.8%
Banco Nacional de Comercio Exterior SNC 3.800%, 5Y CMT + 3.000%, 08/11/26 (144A) (c)	210,000	210,000
Banco Santander Mexico S.A. 4.125%, 11/09/22 (144A)	150,000	154,312
Bank of Montreal 1.750%, 06/15/21 (144A)	255,000	248,792
Barclays plc 3.650%, 03/16/25 (a)	225,000	224,599
BNP Paribas S.A. 4.625%, 03/13/27 (144A)	355,000	378,707
Canadian Imperial Bank of Commerce 1.600%, 09/06/19	300,000	296,908
Commerzbank AG 4.000%, 03/23/26 (EUR)	50,000	68,072
Commonwealth Bank of Australia 1.375%, 09/06/18 (144A)	300,000	298,924
2.250%, 03/10/20 (144A)	350,000	348,922
Cooperatieve Rabobank UA 4.375%, 08/04/25	350,000	369,462
Credit Agricole S.A. 4.375%, 03/17/25 (144A)	200,000	208,849
7.500%, 5Y GBP Swap + 4.535%, 06/23/26 (GBP) (c)	160,000	258,041
Deutsche Bank AG 4.500%, 05/19/26 (EUR)	100,000	137,906
Dexia Credit Local S.A. 2.250%, 02/18/20 (144A)	250,000	249,426
Goldman Sachs Group, Inc. (The) 3.375%, 02/01/18 (CAD)	300,000	238,983
HSBC Holdings plc 4.375%, 11/23/26	200,000	208,804
5.750%, 12/20/27 (GBP)	110,000	186,618
Industrial & Commercial Bank of China, Ltd. 2.957%, 11/08/22	250,000	247,683
ING Bank NV 1.650%, 08/15/19 (144A)	210,000	207,602
Intesa Sanpaolo S.p.A. 3.928%, 09/15/26 (EUR)	160,000	210,329
Lloyds Banking Group plc 4.500%, 11/04/24	200,000	209,857
Morgan Stanley 4.350%, 09/08/26	315,000	330,075
Royal Bank of Scotland Group plc 6.000%, 12/19/23	470,000	517,668
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	200,000	209,678
Siam Commercial Bank PCL 3.500%, 04/07/19 (144A)	420,000	424,112
Societe Generale S.A. 4.000%, 01/12/27 (144A)	665,000	674,387
4.750%, 11/24/25 (144A)	260,000	273,591

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Societe Generale S.A. 6.750%, 5Y EUR Swap + 5.538%, 04/07/21 (EUR) (c)	195,000	$262,094
Standard Chartered plc 3.125%, 11/19/24 (EUR)	250,000	329,156
TC Ziraat Bankasi A/S 4.250%, 07/03/19	210,000	209,681
5.125%, 09/29/23 (144A)	210,000	204,513
UniCredit S.p.A. 5.861%, 5Y USD ICE Swap + 3.703%, 06/19/32 (144A) (a) (c)	250,000	266,389
Woori Bank 5.875%, 04/13/21 (144A)	200,000	216,014

		8,880,154

Beverages—0.1%
Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	345,000	356,032
Constellation Brands, Inc. 4.750%, 11/15/24	110,000	120,539

		476,571

Building Materials—0.4%
Atrium Windows & Doors, Inc. 7.750%, 05/01/19 (144A)	100,000	101,375
Cemex Finance LLC 6.000%, 04/01/24 (144A)	465,000	489,412
Cemex S.A.B. de C.V. 5.700%, 01/11/25 (144A)	200,000	211,000
CIMPOR Financial Operations B.V. 5.750%, 07/17/24 (144A) (a)	410,000	397,700
Masco Corp. 6.500%, 08/15/32	8,000	9,766
7.750%, 08/01/29	94,000	122,411
Union Andina de Cementos S.A.A. 5.875%, 10/30/21 (144A)	450,000	464,625

		1,796,289

Chemicals—0.8%
Air Liquide Finance S.A. 1.375%, 09/27/19 (144A)	305,000	300,233
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	200,000	212,000
Chemours Co. (The) 6.625%, 05/15/23	25,000	26,437
Hexion, Inc. 7.875%, 02/15/23 (d) (e) (i)	899,000	458,490
9.200%, 03/15/21 (d) (e) (i)	1,910,000	1,031,400
Incitec Pivot Finance LLC 6.000%, 12/10/19 (144A)	80,000	84,744
INVISTA Finance LLC 4.250%, 10/15/19 (144A)	305,000	308,843
Israel Chemicals, Ltd. 4.500%, 12/02/24 (144A)	380,000	386,889
Kraton Polymers LLC / Kraton Polymers Capital Corp. 10.500%, 04/15/23 (144A)	880,000	994,400

Chemicals—(Continued)
Syngenta Finance NV 1.250%, 09/10/27 (EUR)	200,000	206,869

		4,010,305

Commercial Services—0.0%
RR Donnelley & Sons Co. 7.000%, 02/15/22	20,000	20,650

Computers—0.3%
Dell International LLC / EMC Corp. 6.020%, 06/15/26 (144A)	165,000	181,932
8.100%, 07/15/36 (144A)	210,000	265,186
8.350%, 07/15/46 (144A)	150,000	193,282
Hewlett Packard Enterprise Co. 6.350%, 10/15/45	160,000	169,386
Western Digital Corp. 7.375%, 04/01/23 (144A)	435,000	469,256

		1,279,042

Cosmetics/Personal Care—0.0%
Avon Products, Inc. 8.950%, 03/15/43	40,000	30,350

Diversified Financial Services—1.9%
Aircastle, Ltd. 4.125%, 05/01/24	195,000	197,925
Ally Financial, Inc. 4.125%, 02/13/22	4,325,000	4,421,447
BOC Aviation Ltd. 3.000%, 03/30/20	200,000	200,281
BOC Aviation, Ltd. 2.750%, 09/18/22 (144A)	210,000	205,543
International Lease Finance Corp. 5.875%, 08/15/22	110,000	121,865
Jefferies Group LLC 6.250%, 01/15/36	175,000	199,004
Navient Corp. 5.000%, 10/26/20	2,085,000	2,113,669
5.500%, 01/25/23 (a)	555,000	553,613
5.625%, 08/01/33 (i)	975,000	850,687
5.875%, 10/25/24	40,000	39,700
Quicken Loans, Inc. 5.750%, 05/01/25 (144A)	125,000	129,376
Springleaf Finance Corp. 7.750%, 10/01/21	165,000	181,500
8.250%, 10/01/23	65,000	72,638

		9,287,248

Electric—0.7%
AES Corp. 4.875%, 05/15/23	670,000	682,563
Dynegy, Inc. 8.125%, 01/30/26 (144A)	90,000	98,325
EDP Finance B.V. 2.000%, 04/22/25 (EUR)	100,000	126,744

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Electricite de France S.A. 6.000%, 13Y GBP Swap + 9.958%, 01/29/26 (GBP) (c)	300,000	$431,665
Emgesa S.A. E.S.P 8.750%, 01/25/21 (144A) (COP)	1,210,000,000	425,546
Empresas Publicas de Medellin E.S.P. 8.375%, 02/01/21 (144A) (COP)	1,610,000,000	556,830
Engie Energia Chile S.A. 5.625%, 01/15/21 (144A)	250,000	270,128
Perusahaan Listrik Negara PT 5.250%, 10/24/42 (144A)	220,000	228,800
Transelec S.A. 4.250%, 01/14/25 (144A)	460,000	476,218

		3,296,819

Energy-Alternate Sources—0.0%
Greenko Dutch B.V. 5.250%, 07/24/24 (144A)	200,000	202,460

Engineering & Construction—0.0%
Sydney Airport Finance Co. Pty, Ltd. 3.375%, 04/30/25 (144A)	40,000	39,854

Food—0.4%
BRF S.A. 7.750%, 05/22/18 (144A) (BRL)	480,000	143,619
Danone S.A. 1.691%, 10/30/19 (144A)	225,000	222,294
SUPERVALU, Inc. 6.750%, 06/01/21 (a)	1,415,000	1,409,694

		1,775,607

Forest Products & Paper—0.1%
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A)	400,000	418,625

Gas—0.1%
China Resources Gas Group, Ltd. 4.500%, 04/05/22 (144A)	200,000	210,095
NGL Energy Partners L.P. / NGL Energy Finance Corp. 6.125%, 03/01/25	265,000	258,375
6.875%, 10/15/21	20,000	20,400
7.500%, 11/01/23	125,000	129,062

		617,932

Healthcare-Services—1.8%
HCA, Inc. 7.050%, 12/01/27	80,000	88,000
7.500%, 11/06/33	5,060,000	5,667,200
7.580%, 09/15/25	375,000	429,375
7.750%, 07/15/36	1,420,000	1,604,600
Kindred Healthcare, Inc. 8.750%, 01/15/23 (a)	85,000	90,100
Tenet Healthcare Corp. 5.125%, 05/01/25 (144A)	45,000	43,875

Healthcare-Services—(Continued)
Tenet Healthcare Corp. 6.875%, 11/15/31	910,000	746,200

		8,669,350

Holding Companies-Diversified—0.0%
Alfa S.A.B. de CV 6.875%, 03/25/44	200,000	215,000

Home Builders—0.4%
K Hovnanian Enterprises, Inc. 5.000%, 11/01/21 (i)	700,000	647,500
TRI Pointe Group, Inc. 4.875%, 07/01/21	1,355,000	1,405,812
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, 06/15/19	30,000	30,600

		2,083,912

Home Furnishings—0.1%
Arcelik A/S 5.000%, 04/03/23 (144A)	300,000	302,946

Housewares—0.0%
Newell Brands, Inc. 4.000%, 12/01/24	150,000	155,768

Insurance—0.5%
AIA Group, Ltd. 3.200%, 03/11/25 (144A)	200,000	199,214
Allianz SE 2.241%, 3M Euribor + 2.650%, 07/07/45 (EUR) (c)	200,000	249,523
Assicurazioni Generali S.p.A. 4.125%, 05/04/26 (EUR)	200,000	278,900
Forethought Financial Group, Inc. 8.625%, 04/15/21 (144A)	820,000	951,920
Old Mutual plc 8.000%, 06/03/21 (GBP)	280,000	439,920
Old Republic International Corp. 4.875%, 10/01/24	175,000	187,449

		2,306,926

Internet—0.2%
Alibaba Group Holding, Ltd. 3.400%, 12/06/27	240,000	239,939
Baidu, Inc. 3.250%, 08/06/18 (a)	600,000	602,649

		842,588

Iron/Steel—0.2%
United States Steel Corp. 6.650%, 06/01/37 (a)	85,000	83,300
7.375%, 04/01/20	235,000	254,975
Vale S.A. 5.625%, 09/11/42	690,000	755,550

		1,093,825

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—0.5%
COX Communications, Inc. 4.800%, 02/01/35 (144A)	5,000	$5,095
DISH DBS Corp. 5.000%, 03/15/23	160,000	151,200
5.875%, 11/15/24	570,000	555,037
Grupo Televisa S.A.B. 5.000%, 05/13/45	205,000	209,583
7.250%, 05/14/43 (MXN)	6,000,000	231,215
Myriad International Holdings B.V. 4.850%, 07/06/27 (144A)	230,000	238,491
6.000%, 07/18/20 (144A)	200,000	214,713
Time Warner Cable LLC 4.500%, 09/15/42	45,000	42,220
5.500%, 09/01/41	30,000	31,269
Viacom, Inc. 4.375%, 03/15/43	10,000	8,657
5.250%, 04/01/44	135,000	131,889
5.850%, 09/01/43	50,000	51,736
Virgin Media Finance plc 4.500%, 01/15/25 (144A) (EUR)	160,000	200,321
Ziggo Secured Finance B.V. 5.500%, 01/15/27 (144A)	325,000	322,562

		2,393,988

Mining—0.7%
Corp. Nacional del Cobre de Chile 3.625%, 08/01/27 (144A)	350,000	350,382
4.500%, 09/16/25 (144A)	225,000	240,873
Freeport-McMoRan, Inc. 3.875%, 03/15/23	945,000	940,275
5.400%, 11/14/34	85,000	86,488
5.450%, 03/15/43	895,000	893,881
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A)	435,000	480,650
Hecla Mining Co. 6.875%, 05/01/21	320,000	328,000

		3,320,549

Multi-National—0.3%
Asian Development Bank 0.875%, 10/05/18	340,000	337,597
Banco Latinoamericano de Comercio Exterior S.A. 3.250%, 05/07/20 (144A)	280,000	283,150
International Bank for Reconstruction & Development 2.500%, 03/12/20 (AUD)	500,000	392,095
International Finance Corp. 7.800%, 06/03/19 (INR)	29,000,000	466,550

		1,479,392

Oil & Gas—1.9%
Antero Resources Corp. 5.125%, 12/01/22	155,000	158,100
5.375%, 11/01/21	70,000	71,750
BP Capital Markets plc 3.216%, 11/28/23	175,000	178,765

Oil & Gas—(Continued)
California Resources Corp. 8.000%, 12/15/22 (144A) (a)	580,000	478,500
Chesapeake Energy Corp. 4.875%, 04/15/22 (a)	2,145,000	2,032,387
5.750%, 03/15/23	130,000	120,250
6.125%, 02/15/21	200,000	202,500
6.625%, 08/15/20	75,000	78,000
Cimarex Energy Co. 4.375%, 06/01/24	675,000	716,295
Continental Resources, Inc. 3.800%, 06/01/24	180,000	177,975
4.500%, 04/15/23 (a)	195,000	198,900
5.000%, 09/15/22	35,000	35,525
Cosan Luxembourg S.A. 5.000%, 03/14/23 (144A)	200,000	202,000
Noble Energy, Inc. 5.625%, 05/01/21	127,000	130,452
Oasis Petroleum, Inc. 6.875%, 01/15/23	45,000	46,013
Petrobras Global Finance B.V. 5.999%, 01/27/28 (144A)	545,000	546,362
6.250%, 12/14/26 (GBP)	200,000	295,270
Petroleos Mexicanos 5.625%, 01/23/46	265,000	245,258
7.470%, 11/12/26 (MXN)	5,600,000	250,585
Raizen Fuels Finance S.A. 5.300%, 01/20/27 (144A)	200,000	209,260
Range Resources Corp. 4.875%, 05/15/25	130,000	125,450
5.000%, 08/15/22	190,000	189,050
5.000%, 03/15/23	115,000	114,425
Sinopec Group Overseas Development, Ltd. 2.375%, 04/12/20 (144A)	300,000	297,505
Thai Oil PCL 3.625%, 01/23/23 (144A)	350,000	356,691
Whiting Petroleum Corp. 5.000%, 03/15/19	370,000	379,435
5.750%, 03/15/21 (a)	145,000	148,806
6.250%, 04/01/23	15,000	15,394
6.625%, 01/15/26 (144A)	150,000	153,000
YPF S.A. 8.750%, 04/04/24 (144A)	590,000	677,615
16.500%, 05/09/22 (144A) (ARS)	5,400,000	273,088

		9,104,606

Oil & Gas Services—0.1%
Oceaneering International, Inc. 4.650%, 11/15/24	575,000	559,429

Packaging & Containers—0.4%
Owens-Brockway Glass Container, Inc. 5.375%, 01/15/25 (144A)	1,230,000	1,297,650
Sealed Air Corp. 4.875%, 12/01/22 (144A)	10,000	10,563
5.500%, 09/15/25 (144A)	280,000	305,200

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—(Continued)
Silgan Holdings, Inc. 3.250%, 03/15/25 (144A) (EUR)	100,000	$124,424

		1,737,837

Pharmaceuticals—1.0%
AbbVie, Inc. 2.500%, 05/14/20	4,330,000	4,343,344
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36 (a)	155,000	155,276
Teva Pharmaceutical Finance Netherlands II B.V. 0.375%, 07/25/20 (EUR)	215,000	245,063

		4,743,683

Pipelines—0.5%
Enbridge Energy Partners L.P. 7.375%, 10/15/45	215,000	285,684
Enbridge, Inc. 2.900%, 07/15/22	125,000	124,244
Energy Transfer L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	440,000	469,027
EnLink Midstream Partners L.P. 4.150%, 06/01/25	230,000	232,399
MPLX L.P. 4.500%, 07/15/23	10,000	10,565
4.875%, 06/01/25	40,000	42,869
ONEOK Partners L.P. 6.200%, 09/15/43	10,000	11,879
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.750%, 03/15/24	530,000	568,425
Transcontinental Gas Pipe Line Co. LLC 7.850%, 02/01/26	560,000	715,775

		2,460,867

Real Estate—0.1%
Akelius Residential Property AB 1.750%, 02/07/25 (EUR)	100,000	121,528
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	215,000	210,747

		332,275

Real Estate Investment Trusts—0.4%
iStar, Inc. 5.000%, 07/01/19	1,730,000	1,738,650

Retail—1.2%
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 (144A)	145,000	144,866
J.C. Penney Corp., Inc. 7.625%, 03/01/97	155,000	91,837
New Albertsons, Inc. 7.450%, 08/01/29 (a)	5,750,000	5,060,000
8.000%, 05/01/31 (a)	215,000	194,037

Retail—(Continued)
TRU Taj LLC / TRU Taj Finance, Inc. 11.000%, 01/22/19 (144A)	94,000	97,012
12.000%, 08/15/21 (144A) (a) (f)	92,000	85,100

		5,672,852

Semiconductors—0.0%
Micron Technology, Inc. 5.500%, 02/01/25	104,000	108,810

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 5.000%, 11/15/25 (144A)	180,000	192,600

Software—0.1%
Nuance Communications, Inc. 1.000%, 12/15/35	635,000	606,028

Telecommunications—2.2%
America Movil S.A.B. de C.V. 2.125%, 03/10/28 (EUR)	235,000	297,475
CB Escrow Corp. 8.000%, 10/15/25 (144A)	115,000	116,725
CenturyLink, Inc. 6.875%, 01/15/28	45,000	40,725
7.600%, 09/15/39	475,000	408,500
7.650%, 03/15/42	185,000	163,031
Cincinnati Bell, Inc. 7.000%, 07/15/24 (144A)	170,000	168,725
KT Corp. 2.500%, 07/18/26 (144A)	210,000	196,259
Level 3 Communications, Inc. 5.750%, 12/01/22	60,000	60,243
Level 3 Financing, Inc. 5.625%, 02/01/23	380,000	382,850
MTN Mauritius Investments, Ltd. 4.755%, 11/11/24 (144A)	400,000	397,400
Qwest Capital Funding, Inc. 7.750%, 02/15/31	1,445,000	1,271,600
Sprint Capital Corp. 6.875%, 11/15/28	1,250,000	1,257,813
8.750%, 03/15/32	350,000	397,250
Sprint Communications, Inc. 7.000%, 08/15/20	1,500,000	1,590,000
11.500%, 11/15/21	2,000,000	2,415,000
Windstream Services LLC 7.750%, 10/15/20 (a)	1,495,000	1,263,275

		10,426,871

Transportation—0.0%
FedEx Corp. 1.000%, 01/11/23 (EUR)	130,000	158,693

Total Corporate Bonds & Notes (Cost $96,548,941)		101,697,797

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2017

Foreign Government—6.3%

Security Description	Principal Amount*	Value

Banks—0.0%
Korea Development Bank (The) 4.500%, 11/22/19 (AUD)	200,000	$160,001

Diversified Financial Services—0.1%
CPPIB Capital, Inc. 0.375%, 06/20/24 (144A) (EUR)	250,000	298,137

Gas—0.1%
Korea Gas Corp. 2.750%, 07/20/22 (144A)	260,000	256,015

Provincial—0.5%
Province of Ontario Canada 1.875%, 05/21/20	2,395,000	2,373,158

Sovereign—5.6%
Argentine Bonos del Tesoro 15.500%, 10/17/26 (ARS)	5,300,000	295,946
21.200%, 09/19/18 (ARS)	5,065,000	280,785
Argentine Republic Government International Bonds 6.875%, 04/22/21	150,000	163,350
7.625%, 04/22/46	530,000	597,840
Bonos de la Tesoreria de la Republica en pesos 4.500%, 03/01/26 (CLP)	215,000,000	349,954
Brazil Notas do Tesouro Nacional 10.000%, 01/01/19 (BRL)	1,000,000	310,308
10.000%, 01/01/21 (BRL)	6,815,000	2,116,100
10.000%, 01/01/25 (BRL)	2,635,000	793,393
10.000%, 01/01/27 (BRL)	1,200,000	356,770
Brazilian Government International Bond 4.625%, 01/13/28	290,000	291,305
8.500%, 01/05/24 (BRL)	350,000	106,305
Canadian Government Bonds 0.500%, 03/01/22 (CAD)	685,000	515,973
1.750%, 09/01/19 (CAD)	540,000	430,148
Chile Government International Bond 3.125%, 01/21/26	200,000	202,750
Colombia Government International Bond 3.875%, 04/25/27	200,000	203,600
Colombian TES 7.500%, 08/26/26 (COP)	1,880,000,000	671,022
Dominican Republic International Bonds 5.500%, 01/27/25 (144A)	530,000	561,137
5.950%, 01/25/27 (144A)	185,000	199,800
8.625%, 04/20/27 (144A) (g)	200,000	245,000
Export Development Canada 1.800%, 09/01/22 (CAD)	250,000	196,462
Export-Import Bank of Korea 3.000%, 05/22/18 (144A) (NOK)	1,700,000	208,082
3.000%, 11/01/22	200,000	198,944
France Government Bond OAT 4.250%, 10/25/23 (EUR)	1,570,000	2,346,894
Indonesia Government International Bonds 2.875%, 07/08/21 (144A) (EUR)	220,000	287,022
4.125%, 01/15/25 (144A)	200,000	207,634
4.750%, 01/08/26 (144A)	200,000	217,268

Sovereign—(Continued)
Indonesia Treasury Bonds 7.000%, 05/15/22 (IDR)	9,800,000,000	751,207
8.250%, 07/15/21 (IDR)	14,200,000,000	1,125,115
8.375%, 03/15/24 (IDR)	5,900,000,000	483,485
11.500%, 09/15/19 (IDR)	2,901,000,000	233,997
Kommunalbanken AS 1.750%, 09/15/20 (144A)	200,000	197,837
Korea Treasury Bond 2.000%, 09/10/22 (KRW)	380,000,000	349,507
Mexican Bonos 6.500%, 06/10/21 (MXN)	7,621,100	374,359
7.500%, 06/03/27 (MXN)	27,430,400	1,374,008
8.000%, 12/07/23 (MXN)	3,700,000	191,216
10.000%, 11/20/36 (MXN)	21,416,700	1,329,300
Mexico Government International Bonds 4.000%, 03/15/15 (EUR)	100,000	115,126
4.125%, 01/21/26 (a)	335,000	349,237
New Zealand Government Bonds 3.000%, 09/20/30 (NZD) (g)	1,195,000	1,034,002
4.500%, 04/15/27 (NZD)	580,000	469,973
5.000%, 03/15/19 (NZD)	1,015,000	746,343
Norwegian Government Bond 2.000%, 05/24/23 (144A) (NOK)	5,567,000	706,645
Romanian Government International Bond 2.875%, 05/26/28 (144A) (EUR)	125,000	158,785
South Africa Government Bond 7.000%, 02/28/31 (ZAR)	10,810,000	727,541
Spain Government Bonds 0.750%, 07/30/21 (EUR)	390,000	479,148
1.600%, 04/30/25 (144A) (EUR)	180,000	225,823
4.300%, 10/31/19 (144A) (EUR)	640,000	832,787
4.400%, 10/31/23 (144A) (EUR)	525,000	766,510
Sweden Government Bond 5.000%, 12/01/20 (SEK)	2,650,000	374,252
Thailand Government Bond 2.125%, 12/17/26 (THB)	25,000,000	753,933
United Kingdom Gilt 2.000%, 09/07/25 (GBP)	590,000	855,138
Uruguay Government International Bond 9.875%, 06/20/22 (144A) (UYU)	5,075,000	186,667

		27,545,733

Total Foreign Government (Cost $31,529,008)		30,633,044

Convertible Bonds—0.9%

Chemicals—0.0%
RPM International, Inc. 2.250%, 12/15/20 (a)	20,000	23,088

Home Builders—0.1%
KB Home 1.375%, 02/01/19	345,000	422,194

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2017

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Insurance—0.4%
Old Republic International Corp. 3.750%, 03/15/18	1,225,000	$1,698,156

Internet—0.1%
Priceline Group, Inc. (The) 0.900%, 09/15/21 (a)	595,000	695,778

Media—0.2%
DISH Network Corp. 3.375%, 08/15/26 (a)	735,000	799,772

Miscellaneous Manufacturing—0.0%
Trinity Industries, Inc. 3.875%, 06/01/36	45,000	70,847

Oil & Gas—0.0%
Chesapeake Energy Corp. 5.500%, 09/15/26	15,000	13,659

Semiconductors—0.1%
Rovi Corp. 0.500%, 03/01/20 (a)	485,000	456,506

Software—0.0%
Evolent Health, Inc. 2.000%, 12/01/21	75,000	70,312
Nuance Communications, Inc. 1.250%, 04/01/25	40,000	40,850

		111,162

Telecommunications—0.0%
CalAmp Corp. 1.625%, 05/15/20	5,000	5,288

Total Convertible Bonds (Cost $3,478,332)		4,296,450

U.S. Treasury & Government Agencies—0.5%

Agency Sponsored Mortgage-Backed—0.1%
Freddie Mac Multifamily Structured Pass Through Certificates 2.570%, 07/25/26	350,000	344,248

U.S. Treasury—0.4%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/22 (g)	1,029,494	1,022,244
0.375%, 07/15/27 (g)	1,028,548	1,023,071

		2,045,315

Total U.S. Treasury & Government Agencies (Cost $2,394,415)		2,389,563

Municipals—0.2%
Security Description	Shares/ Principal Amount*	Value
Tobacco Settlement Financing Corp. 6.706%, 06/01/46 (Cost $984,748)	985,000	888,214

Mortgage-Backed Securities—0.1%

Commercial Mortgage-Backed Securities—0.1%
GS Mortgage Securities Trust 5.814%, 08/10/45 (c)	7,434	7,569
Institutional Mortgage Securities Canada, Inc. 2.616%, 07/12/47 (144A) (CAD)	555,000	438,962

Total Mortgage-Backed Securities (Cost $525,050)		446,531

Convertible Preferred Stocks—0.1%

Oil, Gas & Consumable Fuels—0.1%
Chesapeake Energy Corp. 5.000%, 12/31/49	694	39,515
5.750%, 12/31/49	430	246,426

Total Convertible Preferred Stocks (Cost $248,513)		285,941

Floating Rate Loan (h)—0.0%

Multi-Utilities—0.0%
PowerTeam Services LLC 2nd Lien Term Loan, 8.943%, 3M LIBOR + 7.250%, 11/06/20 (Cost $60,000)	60,000	60,263

Short-Term Investments—1.4%

Discount Notes—0.2%
Freddie Mac 1.140%, 03/05/18 (j)	500,000	498,837
1.140%, 03/06/18 (j)	500,000	498,819

		997,656

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $3,728,149 on 01/02/18, collateralized by $3,775,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $3,807,182.	3,727,984	3,727,984

U.S. Treasury—0.4%
U.S. Treasury Bills 1.048%, 01/25/18 (j)	175,000	174,862
1.048%, 02/01/18 (j)	1,800,000	1,798,102

		1,972,964

Total Short-Term Investments (Cost $6,699,195)		6,698,604

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (k)—7.1%

Security Description	Principal Amount*	Value

Certificates of Deposit—3.2%
ABN AMRO Bank NV Zero Coupon, 02/22/18	993,749	$997,790
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (c)	1,000,000	999,963
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (c)	1,000,000	1,000,062
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (c)	1,000,000	1,000,128
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (c)	250,000	250,001
1.681%, 1M LIBOR + 0.190%, 04/16/18 (c)	1,000,000	1,000,059
KBC Bank NV 1.550%, 01/26/18	1,000,000	1,000,030
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (c)	300,000	299,992
Mizuho Bank, Ltd., New York 1.632%, 1M LIBOR + 0.200%, 04/11/18 (c)	500,000	500,265
1.644%, 1M LIBOR + 0.200%, 02/12/18 (c)	500,000	500,100
Norinchukin Bank New York 1.539%, 1M LIBOR + 0.160%, 04/05/18 (c)	250,000	249,991
1.722%, 1M LIBOR + 0.170%, 02/23/18 (c)	1,000,000	1,000,021
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (c)	500,000	499,983
Standard Chartered plc 1.752%, 01/23/18	1,000,050	1,000,001
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (c)	1,400,000	1,399,567
Sumitomo Mitsui Banking Corp., New York 1.612%, 1M LIBOR + 0.180%, 04/11/18 (c)	250,000	249,993
1.754%, 1M LIBOR + 0.190%, 04/26/18 (c)	500,000	499,996
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (c)	1,000,000	1,000,100
Toronto Dominion Bank New York 1.800%, 1M LIBOR + 0.340%, 03/13/18 (c)	1,000,000	1,000,344
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (c)	750,000	749,943
1.511%, 3M LIBOR + 0.140%, 10/26/18 (c)	500,000	500,458

		15,698,787

Commercial Paper—1.2%
China Construction Bank 1.700%, 01/24/18	997,686	998,875
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (c)	1,000,000	1,000,074
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	996,476	997,576
Kells Funding LLC 1.400%, 03/01/18	992,883	997,472
Sheffield Receivables Co. 1.680%, 03/14/18	995,707	996,602
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (c)	1,000,000	999,972

		5,990,571

Repurchase Agreements—2.0%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $199,097 on 01/02/18, collateralized by $201,165 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $203,207.	199,058	$199,058
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $1,023,640 on 04/02/18, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,100,189 on 01/02/18, collateralized by $1,132,560 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $1,122,004.	1,100,000	1,100,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $252,777 on 04/03/18, collateralized by $1,588 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $278,055.	250,000	250,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $102,862 on 04/02/18, collateralized by various Common Stock with a value of $110,000.	100,000	100,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $1,266,690 on 04/02/18, collateralized by various Common Stock with a value of $1,375,000.	1,250,000	1,250,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $5,000,800 on 01/02/18, collateralized by $15,078,304 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $5,100,002.	5,000,000	5,000,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $503,251 on 01/02/18, collateralized by various Common Stock with a value of $556,826.	500,000	500,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $301,938 on 01/02/18, collateralized by various Common Stock with a value of $334,096.	300,000	300,000

		9,699,058

Time Deposits—0.7%
Australia New Zealand Bank 1.330%, 01/02/18 (c)	1,000,000	1,000,000
Bank of Montreal 1.400%, 01/03/18 (c)	200,000	200,000
Nordea Bank New York 1.300%, 01/02/18 (c)	1,000,000	1,000,000
Royal Bank of Canada New York 1.350%, 01/02/18 (c)	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (k)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Standard Chartered plc 1.490%, 01/02/18 (c)	400,000	$400,000

		3,600,000

Total Securities Lending Reinvestments (Cost $34,987,536)		34,988,416

Total Investments—106.7% (Cost $409,303,976)		517,287,346
Other assets and liabilities (net)—(6.7)%		(32,479,082)

Net Assets—100.0%		$484,808,264

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $33,983,857 and the collateral received consisted of cash in the amount of $34,975,610. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.3% of net assets.
(f)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(g)	Principal amount of security is adjusted for inflation.
(h)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(i)	Illiquid security. As of December 31, 2017, these securities represent 0.6% of net assets.
(j)	The rate shown represents current yield to maturity.
(k)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $31,393,225, which is 6.5% of net assets.

Country Diversification as of December 31, 2017 (Unaudited)	% of Net Assets
United States	61.9
United Kingdom	5.1
Switzerland	4.5
China	4.2
Hong Kong	3.2
Sweden	2.6
Canada	2.5
France	2.5
Brazil	1.5
Mexico	1.3

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	1,120,000	BOA	03/21/18	USD	334,279	$532
EUR	9,430,000	MSC	03/21/18	USD	11,193,174	173,883
GBP	670,000	UBSA	03/21/18	USD	898,443	8,468
JPY	1,274,000,000	CSI	03/22/18	USD	11,276,162	75,071

Contracts to Deliver
AUD	716,000	CSI	03/21/18	USD	548,160	(10,415)
BRL	10,220,000	BOA	03/21/18	USD	3,038,321	(16,825)
CAD	505,000	UBSA	03/21/18	USD	393,485	(8,680)
CAD	435,000	UBSA	03/21/18	USD	342,013	(4,406)
IDR	18,200,000,000	CSI	03/21/18	USD	1,324,118	(7,945)
MXN	68,000,000	UBSA	03/21/18	USD	3,533,385	122,470
NOK	1,065,000	UBSA	03/21/18	USD	128,788	(1,200)
NZD	2,430,000	CSI	03/21/18	USD	1,679,648	(40,846)
ZAR	8,640,000	UBSA	03/22/18	USD	627,482	(62,811)

Cross Currency Contracts to Buy
EUR	600,609	CSI	03/21/18	NOK	5,900,000	3,856

Net Unrealized Appreciation						$231,152

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2017

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A.
(CSI)—	Credit Suisse International
(MSC)—	Morgan Stanley & Co.
(UBSA)—	UBS AG

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(SEK)—	Swedish Krona
(THB)—	Thai Baht
USD—	United States Dollar
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

Index Abbreviations

(CMT)—	Constant Maturity Treasury Index
(EURIBOR)—	Euro InterBank Offered Rate
(ICE)—	Intercontinental Exchange, Inc.
(LIBOR)—	London InterBank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$10,307,573	$6,433,626	$—	$16,741,199
Banks	18,899,865	—	—	18,899,865
Beverages	—	3,958,209	—	3,958,209
Building Products	—	7,866,684	—	7,866,684
Capital Markets	31,198,279	6,168,108	—	37,366,387
Chemicals	22,218,425	—	—	22,218,425
Electronic Equipment, Instruments & Components	—	3,605,951	—	3,605,951
Energy Equipment & Services	1,678,281	—	—	1,678,281
Food Products	7,268,119	11,734,032	—	19,002,151
Health Care Equipment & Supplies	10,519,476	—	—	10,519,476
Health Care Providers & Services	10,204,652	—	—	10,204,652
Hotels, Restaurants & Leisure	14,382,087	—	—	14,382,087
Household Products	5,165,534	1,759,173	—	6,924,707
Industrial Conglomerates	14,517,986	—	—	14,517,986
Insurance	2,349,963	24,987,434	—	27,337,397
Internet & Direct Marketing Retail	15,530,471	—	—	15,530,471
Internet Software & Services	50,218,291	—	—	50,218,291
IT Services	14,417,649	4,310,552	—	18,728,201
Life Sciences Tools & Services	3,635,963	—	—	3,635,963
Machinery	—	7,165,425	—	7,165,425
Oil, Gas & Consumable Fuels	4,283,595	—	—	4,283,595
Real Estate Management & Development	6,071,239	—	—	6,071,239
Semiconductors & Semiconductor Equipment	7,470,907	—	—	7,470,907
Specialty Retail	—	6,574,974	—	6,574,974
Total Common Stocks	250,338,355	84,564,168	—	334,902,523
Corporate Bonds & Notes
Advertising	—	83,788	—	83,788
Aerospace/Defense	—	546,788	—	546,788
Airlines	—	3,080,094	—	3,080,094
Auto Manufacturers	—	3,434,301	—	3,434,301
Auto Parts & Equipment	—	1,713,475	—	1,713,475
Banks	—	8,880,154	—	8,880,154
Beverages	—	476,571	—	476,571
Building Materials	—	1,796,289	—	1,796,289
Chemicals	—	2,520,415	1,489,890	4,010,305
Commercial Services	—	20,650	—	20,650
Computers	—	1,279,042	—	1,279,042
Cosmetics/Personal Care	—	30,350	—	30,350
Diversified Financial Services	—	9,287,248	—	9,287,248
Electric	—	3,296,819	—	3,296,819

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Energy-Alternate Sources	$—	$202,460	$—	$202,460
Engineering & Construction	—	39,854	—	39,854
Food	—	1,775,607	—	1,775,607
Forest Products & Paper	—	418,625	—	418,625
Gas	—	617,932	—	617,932
Healthcare-Services	—	8,669,350	—	8,669,350
Holding Companies-Diversified	—	215,000	—	215,000
Home Builders	—	2,083,912	—	2,083,912
Home Furnishings	—	302,946	—	302,946
Housewares	—	155,768	—	155,768
Insurance	—	2,306,926	—	2,306,926
Internet	—	842,588	—	842,588
Iron/Steel	—	1,093,825	—	1,093,825
Media	—	2,393,988	—	2,393,988
Mining	—	3,320,549	—	3,320,549
Multi-National	—	1,479,392	—	1,479,392
Oil & Gas	—	9,104,606	—	9,104,606
Oil & Gas Services	—	559,429	—	559,429
Packaging & Containers	—	1,737,837	—	1,737,837
Pharmaceuticals	—	4,743,683	—	4,743,683
Pipelines	—	2,460,867	—	2,460,867
Real Estate	—	332,275	—	332,275
Real Estate Investment Trusts	—	1,738,650	—	1,738,650
Retail	—	5,672,852	—	5,672,852
Semiconductors	—	108,810	—	108,810
Shipbuilding	—	192,600	—	192,600
Software	—	606,028	—	606,028
Telecommunications	—	10,426,871	—	10,426,871
Transportation	—	158,693	—	158,693
Total Corporate Bonds & Notes	—	100,207,907	1,489,890	101,697,797
Total Foreign Government*	—	30,633,044	—	30,633,044
Total Convertible Bonds*	—	4,296,450	—	4,296,450
Total U.S. Treasury & Government Agencies*	—	2,389,563	—	2,389,563
Total Municipals	—	888,214	—	888,214
Total Mortgage-Backed Securities*	—	446,531	—	446,531
Total Convertible Preferred Stocks*	—	285,941	—	285,941
Total Floating Rate Loan*	—	60,263	—	60,263
Total Short-Term Investments*	—	6,698,604	—	6,698,604
Total Securities Lending Reinvestments*	—	34,988,416	—	34,988,416
Total Investments	$250,338,355	$265,459,101	$1,489,890	$517,287,346

Collateral for Securities Loaned (Liability)	$—	$(34,975,610)	$—	$(34,975,610)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$384,280	$—	$384,280
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(153,128)	—	(153,128)
Total Forward Contracts	$—	$231,152	$—	$231,152

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$517,287,346
Cash	5,888
Cash denominated in foreign currencies (c)	560,443
Unrealized appreciation on forward foreign currency exchange contracts	384,280
Receivable for:
Investments sold	27,978
Fund shares sold	290,764
Dividends and interest	2,423,863
Prepaid expenses	1,268

Total Assets	520,981,830
Liabilities
Cash collateral for forward foreign currency exchange contracts	90,000
Unrealized depreciation on forward foreign currency exchange contracts	153,128
Collateral for securities loaned	34,975,610
Payables for:
Fund shares redeemed	244,422
Foreign taxes	33,462
Accrued Expenses:
Management fees	287,351
Distribution and service fees	68,525
Deferred trustees’ fees	170,404
Other expenses	150,664

Total Liabilities	36,173,566

Net Assets	$484,808,264

Net Assets Consist of:
Paid in surplus	$339,637,746
Undistributed net investment income	8,360,966
Accumulated net realized gain	28,620,532
Unrealized appreciation on investments, forward foreign currency transactions and foreign currency transactions (d)	108,189,020

Net Assets	$484,808,264

Net Assets
Class A	$161,259,124
Class B	323,549,140
Capital Shares Outstanding*
Class A	8,886,989
Class B	17,994,641
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.15
Class B	17.98

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $409,303,976.
(b)	Includes securities loaned at value of $33,983,857.
(c)	Identified cost of cash denominated in foreign currencies was $560,207.
(d)	Includes foreign capital gains tax of $33,462.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$4,327,489
Interest (b)	8,025,379
Securities lending income	223,782

Total investment income	12,576,650
Expenses
Management fees	3,327,918
Administration fees	15,154
Custodian and accounting fees	112,013
Distribution and service fees—Class B	798,011
Audit and tax services	66,716
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	55,103
Insurance	3,122
Miscellaneous	29,717

Total expenses	4,497,546
Less broker commission recapture	(7,828)

Net expenses	4,489,718

Net Investment Income	8,086,932

Net Realized and Unrealized Gain
Net realized gain on:
Investments (c)	29,628,819
Foreign currency transactions	43,901
Forward foreign currency transactions	166,431

Net realized gain	29,839,151

Net change in unrealized appreciation on:
Investments (d)	60,002,249
Foreign currency transactions	39,442
Forward foreign currency transactions	396,618

Net change in unrealized appreciation	60,438,309

Net realized and unrealized gain	90,277,460

Net Increase in Net Assets From Operations	$98,364,392

(a)	Net of foreign withholding taxes of $156,801.
(b)	Net of foreign withholding taxes of $35,976.
(c)	Net of foreign capital gains tax of $1,375.
(d)	Includes change in foreign capital gains tax of $(30,811).

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,086,932	$9,781,911
Net realized gain (loss)	29,839,151	(523,809)
Net change in unrealized appreciation	60,438,309	12,632,750

Increase in net assets from operations	98,364,392	21,890,852

From Distributions to Shareholders
Net investment income
Class A	(2,514,083)	(2,900,456)
Class B	(4,426,752)	(5,178,793)
Net realized capital gains
Class A	(670,422)	(4,774,901)
Class B	(1,385,766)	(9,907,256)

Total distributions	(8,997,023)	(22,761,406)

Decrease in net assets from capital share transactions	(54,060,036)	(22,289,990)

Total increase (decrease) in net assets	35,307,333	(23,160,544)

Net Assets
Beginning of period	449,500,931	472,661,475

End of period	$484,808,264	$449,500,931

Undistributed net investment income
End of period	$8,360,966	$6,308,007

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	210,560	$3,471,691	175,896	$2,607,531
Reinvestments	192,069	3,184,505	530,432	7,675,357
Redemptions	(1,215,951)	(20,418,690)	(1,390,095)	(20,787,212)

Net decrease	(813,322)	$(13,762,494)	(683,767)	$(10,504,324)

Class B
Sales	894,372	$14,683,094	1,896,722	$27,940,815
Reinvestments	353,130	5,812,518	1,049,830	15,086,049
Redemptions	(3,661,815)	(60,793,154)	(3,702,329)	(54,812,530)

Net decrease	(2,414,313)	$(40,297,542)	(755,777)	$(11,785,666)

Decrease derived from capital shares transactions		$(54,060,036)		$(22,289,990)

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.02	$15.07	$15.12	$14.92	$13.06

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.34	0.27	0.29	0.35
Net realized and unrealized gain (loss) on investments	3.16	0.38	(0.04)	0.26	1.87

Total from investment operations	3.47	0.72	0.23	0.55	2.22

Less Distributions
Distributions from net investment income	(0.27)	(0.29)	(0.28)	(0.35)	(0.36)
Distributions from net realized capital gains	(0.07)	(0.48)	0.00	0.00	0.00

Total distributions	(0.34)	(0.77)	(0.28)	(0.35)	(0.36)

Net Asset Value, End of Period	$18.15	$15.02	$15.07	$15.12	$14.92

Total Return (%) (b)	23.33	5.03	1.47	3.76	17.34

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	0.78	0.78	0.78	0.78
Ratio of net investment income to average net assets (%)	1.87	2.30	1.76	1.91	2.53
Portfolio turnover rate (%)	27	38	40	45	59
Net assets, end of period (in millions)	$161.3	$145.7	$156.5	$171.1	$181.4

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.89	$14.94	$14.99	$14.80	$12.95

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.30	0.23	0.25	0.31
Net realized and unrealized gain (loss) on investments	3.12	0.38	(0.04)	0.25	1.86

Total from investment operations	3.39	0.68	0.19	0.50	2.17

Less Distributions
Distributions from net investment income	(0.23)	(0.25)	(0.24)	(0.31)	(0.32)
Distributions from net realized capital gains	(0.07)	(0.48)	0.00	0.00	0.00

Total distributions	(0.30)	(0.73)	(0.24)	(0.31)	(0.32)

Net Asset Value, End of Period	$17.98	$14.89	$14.94	$14.99	$14.80

Total Return (%) (b)	22.97	4.78	1.23	3.47	17.13

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	1.03	1.03	1.03	1.03
Ratio of net investment income to average net assets (%)	1.62	2.05	1.51	1.65	2.26
Portfolio turnover rate (%)	27	38	40	45	59
Net assets, end of period (in millions)	$323.5	$303.8	$316.2	$344.4	$352.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-21

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustment, broker commission recapture, adjustments to prior period accumulated balances and contingent payment debt instrument adjustment. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2017, the Portfolio had no when-issued and delayed-delivery securities.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early

BHFTI-23

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $3,727,984. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $9,699,058. The

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Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(23,532,156)	$—	$—	$—	$(23,532,156)
Convertible Bonds	(1,981,296)	—	—	—	(1,981,296)
Corporate Bonds & Notes	(9,103,801)	—	—	—	(9,103,801)
Foreign Government	(358,357)	—	—	—	(358,357)
Total	$(34,975,610)	$—	$—	$—	$(34,975,610)
Total Borrowings	$(34,975,610)	$—	$—	$—	$(34,975,610)
Gross amount of recognized liabilities for securities lending transactions					$(34,975,610)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$384,280	Unrealized depreciation on forward foreign currency exchange contracts	$153,128

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$532	$(532)	$—	$—
Credit Suisse International	78,927	(59,206)	—	19,721
Morgan Stanley & Co.	173,883	—	—	173,883
UBS AG	130,938	(77,097)	(53,841)	—

	$384,280	$(136,835)	$(53,841)	$193,604

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$16,825	$(532)	$—	$16,293
Credit Suisse International	59,206	(59,206)	—	—
UBS AG	77,097	(77,097)	—	—

	$153,128	$(136,835)	$—	$16,293

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$166,431

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$396,618

BHFTI-26

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$38,963,082

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

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Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$6,342,624	$118,512,316	$10,108,235	$171,608,693

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$3,327,918	0.700%	First $500 million
	0.650%	$500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$409,874,260
Gross unrealized appreciation	113,455,379
Gross unrealized depreciation	(6,083,700)

Net unrealized appreciation (depreciation)	$107,371,679

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$6,940,835	$8,079,249	$2,056,188	$14,682,157	$8,997,023	$22,761,406

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$8,807,469	$29,153,812	$107,379,640	$—	$145,340,921

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

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Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Global Markets Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Global Markets Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Global Markets Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

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Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-31

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-32

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-33

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-34

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Loomis Sayles Global Markets Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board took into account that the Portfolio outperformed the median of its Performance Universe and its Blended Index for the one-, three, and five-year periods ending June 30, 2017. The Board further considered that the Portfolio outperformed its blended index, 60% MSCI World Index/40% Citigroup World Government Bond Index, for the one-, three- and five-year periods ended October 31, 2017. The Board further noted that the Portfolio outperformed its other blended benchmark for the one-, three- and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above its Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-35

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 15.54%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 15.15%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets rallied globally throughout the year in what was a low volatility environment, largely driven by solid economic data. The rally was interrupted briefly by geopolitical events such as the French presidential election, North Korean headlines, and terror attacks worldwide. The markets continued to trend higher on the backend of the U.S. Federal Reserve’s more measured tightening of monetary policy and the December approval of the U.S. tax bill.

The U.S. equity market performed well, with the major indices up for the year. Large-capitalization stocks, as represented by the S&P 500 Index, returned 21.8%, and outperformed mid and small capitalization stocks, as represented by S&P Midcap 400 Index and Russell 2000 Index, which returned 16.2% and 14.7%, respectively. International developed equities markets, represented by the MSCI EAFE Index, reached an all-time high and closed the period up 25%. U.S. fixed income asset prices, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.5% driven by tightening credit spreads.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is composed of two segments. The first segment (the “Base Sleeve”) is approximately 75% of the Portfolio’s assets and invests in a variety of the Brighthouse Funds Trust II index portfolios to achieve and maintain a broad asset allocation of approximately 40% fixed income and 35% equity. The Investment Committee of Brighthouse Investment Advisers, LLC manages the asset allocation of the Base Sleeve. The second segment (the “Overlay Sleeve”) is approximately 25% of the Portfolio’s assets. The Overlay Sleeve used equity derivatives to keep the Portfolio’s volatility level within a desired range by changing the Portfolio’s total equity exposure, interest rate derivatives to increase duration exposure, and cash and money market instruments which served as the collateral for derivative instruments.

The Portfolio utilized a quantitative model to rebalance portfolio risk based on market signals driven by realized equity price volatility. The Portfolio targeted an equity contribution to volatility within an 8% to 12% band, subject to a maximum equity allocation of 70%. The Portfolio started and ended the year at the maximum equity allocation with realized volatility at 6.5%. Volatility remained below the 8% band for the rest of the period, reaching its record low of 3.5% in November.

The Portfolio benefited by the Overlay Sleeve’s volatility management process as low realized volatility kept the equity allocation above the benchmark weight during the equity rally for the period. The interest rate overlay sleeve is designed to maintain a 30% target exposure to interest rate derivatives. As the exposure deviates by more than 5% from the target rebalancing triggers are signaled. The exposure fell below the 25% lower bound and triggered a re-risk event in September which brought the exposure back to 30%. The interest overlay had a positive impact to the Portfolio returns.

Derivatives were a significant component of the Portfolio, which used both equity futures and interest rate swaps to manage total market exposures. Equity futures may be used to either increase or decrease equity exposure. The Portfolio used S&P 500 mini, S&P 400 mini, and Russell 2000 mini contracts from the Chicago Mercantile Exchange and the MSCI EAFE mini contracts from the Intercontinental Exchange. The futures contracts were held in proportion with the Base Sleeve equity exposure to represent a broad market exposure. The exposure from the equity derivatives in this period’s broadly rising equity markets environment contributed to overall Portfolio performance. Interest rate swaps were used to add additional diversification and balance the sources of risk in the Portfolio. The positive carry from the coupon return offset the marginal increase in rates and led to a 39 basis point gain to the Portfolio. During 2017, both the equity futures and the interest rate swaps facilitated the total Portfolio return by providing cost-effective and liquid access to the desired market exposures.

BHFTI-1

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

As of December 31, 2017, the Portfolio was allocated 70.6% to equity and 38.6% to fixed income. The equity exposure was distributed across domestic and international equity indices as follows: 36.3% in U.S. Large Cap as represented by the S&P 500 Index, 9.4% in U.S. Mid Cap as represented by the S&P Midcap 400 Index, 3.5% in U.S. Small Cap as represented by the Russell 2000 Index, and 21.4% in foreign equity as represented by the MSCI EAFE Index. The fixed income exposure was invested in an index portfolio that seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[2]
MetLife Multi-Index Targeted Risk Portfolio
Class B	15.54	8.01	8.09
Dow Jones Moderate Index	15.15	8.11	8.26

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 11/5/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
MetLife Aggregate Bond Index Portfolio (Class A)	38.7
MetLife Stock Index Portfolio (Class A)	18.5
MetLife MSCI EAFE Index Portfolio (Class A)	10.7
MetLife Mid Cap Stock Index Portfolio (Class A)	4.8
MetLife Russell 2000 Index Portfolio (Class A)	1.8

Top Sectors

% of Net Assets
Mutual Funds	74.4
Cash and Cash Equivalents	25.7

BHFTI-3

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class B (a)	Actual	0.64%	$1,000.00	$1,070.20	$3.34
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2017

Mutual Funds—74.4% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—74.4%
MetLife Aggregate Bond Index Portfolio (Class A) (a)	71,351,752	$777,734,100
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	4,732,887	95,793,642
MetLife MSCI EAFE Index Portfolio (Class A) (a)	14,745,276	214,543,771
MetLife Russell 2000 Index Portfolio (Class A) (a)	1,612,019	35,432,174
MetLife Stock Index Portfolio (Class A) (a)	6,965,687	371,967,701

Total Mutual Funds (Cost $1,390,848,276)		1,495,471,388

Short-Term Investments—25.7%

Discount Notes—14.4%
Fannie Mae 0.950%, 01/08/18 (b)	5,000,000	4,998,925
1.048%, 01/29/18 (b)	3,000,000	2,997,096
1.065%, 01/16/18 (b)	11,000,000	10,994,478
1.149%, 01/31/18 (b)	24,000,000	23,975,064
1.191%, 02/07/18 (b)	1,000,000	998,680
Federal Home Loan Bank 0.532%, 01/02/18 (b)	2,000,000	2,000,000
0.713%, 01/03/18 (b)	2,000,000	1,999,928
1.004%, 01/12/18 (b)	2,000,000	1,999,284
1.014%, 01/10/18 (b) (c)	12,000,000	11,996,556
1.089%, 01/30/18 (b)	35,000,000	34,964,895
1.126%, 02/23/18 (b)	2,000,000	1,996,186
1.131%, 01/31/18 (b)	37,000,000	36,961,557
1.156%, 02/02/18 (b)	1,200,000	1,198,636
1.193%, 01/19/18 (b) (c)	35,400,000	35,378,441
1.201%, 01/24/18 (b)	34,000,000	33,973,208
1.275%, 02/07/18 (b)	2,000,000	1,997,360
1.281%, 02/08/18 (b)	6,000,000	5,991,858
Freddie Mac 1.067%, 02/07/18 (b)	22,000,000	21,970,960
1.136%, 02/09/18 (b)	53,000,000	52,926,171

		289,319,283

U.S. Treasury—11.3%
U.S. Treasury Bills 0.519%, 01/02/18 (b)	67,000,000	67,000,000
1.128%, 01/18/18 (b)	51,000,000	50,971,921
1.188%, 02/08/18 (b) (d)	34,000,000	33,956,276
1.190%, 02/01/18 (b)	76,000,000	75,919,857

		227,848,054

Repurchase Agreement—0.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $871,013 on 01/02/18, collateralized by $910,000 U.S. Treasury Note at 1.375% due 05/31/21 with a value of $889,851.	870,974	870,974

Total Short-Term Investments (Cost $518,059,585)		518,038,311

Total Investments—100.1% (Cost $1,908,907,861)		2,013,509,699
Other assets and liabilities (net)—(0.1)%		(2,022,370)

Net Assets—100.0%		$2,011,487,329

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $26,985,360.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2017, the market value of securities pledged was $22,970,422.

Futures Contracts

Futures Contracts - Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
MSCI EAFE Index Mini Futures	03/16/18	2,106	USD	$215,391,150	$3,374,612
Russell 2000 Index Mini Futures	03/16/18	464	USD	35,646,800	283,507
S&P 500 Index E-Mini Futures	03/16/18	2,691	USD	360,055,800	2,977,213
S&P Midcap 400 Index E-Mini Futures	03/16/18	491	USD	93,407,840	413,243

Net Unrealized Appreciation					$7,048,575

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2017

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	2.060%	Semi-Annually	12/08/27	USD	97,000,000	$(3,092,205)	$(144,230)	$(2,947,975)
Pay	3M LIBOR	Quarterly	2.250%	Semi-Annually	11/03/27	USD	97,000,000	(1,405,763)	112,423	(1,518,186)
Pay	3M LIBOR	Quarterly	2.320%	Semi-Annually	01/10/28	USD	98,000,000	(916,898)	(5,913)	(910,985)
Pay	3M LIBOR	Quarterly	2.330%	Semi-Annually	02/08/28	USD	97,000,000	(649,958)	(27,001)	(622,957)
Pay	3M LIBOR	Quarterly	2.360%	Semi-Annually	10/05/27	USD	98,000,000	(464,980)	347,958	(812,938)
Pay	3M LIBOR	Quarterly	2.460%	Semi-Annually	03/14/28	USD	97,000,000	324,688	(2,734)	327,422

Totals								$(6,205,116)	$280,503	$(6,485,619)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index

(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,495,471,388	$—	$—	$1,495,471,388
Total Short-Term Investments*	—	518,038,311	—	518,038,311
Total Investments	$1,495,471,388	$518,038,311	$—	$2,013,509,699

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,048,575	$—	$—	$7,048,575
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$327,422	$—	$327,422
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(6,813,041)	—	(6,813,041)
Total Centrally Cleared Swap Contracts	$—	$(6,485,619)	$—	$(6,485,619)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a)	$518,038,311
Affiliated investments at value (b)	1,495,471,388
Receivable for:
Affiliated investments sold	400,839
Fund shares sold	25,855
Variation margin on centrally cleared swap contracts	1,547,275
Prepaid expenses	1,346

Total Assets	2,015,485,014
Liabilities
Payables for:
Fund shares redeemed	940,362
Variation margin on futures contracts	2,157,555
Accrued Expenses:
Management fees	291,124
Distribution and service fees	425,843
Deferred trustees’ fees	100,578
Other expenses	82,223

Total Liabilities	3,997,685

Net Assets	$2,011,487,329

Net Assets Consist of:
Paid in surplus	$1,755,580,755
Undistributed net investment income	33,413,491
Accumulated net realized gain	117,328,289
Unrealized appreciation on investments, affiliated investments, futures contracts and swap contracts	105,164,794

Net Assets	$2,011,487,329

Net Assets
Class B	$2,011,487,329
Capital Shares Outstanding*
Class B	151,703,505
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$13.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $518,059,585.
(b)	Identified cost of affiliated investments was $1,390,848,276.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends from affiliated investments	$34,751,705
Interest	4,207,351

Total investment income	38,959,056
Expenses
Management fees	3,269,893
Administration fees	32,110
Custodian and accounting fees	53,254
Distribution and service fees—Class B	4,770,753
Audit and tax services	36,199
Legal	37,452
Trustees’ fees and expenses	53,080
Shareholder reporting	18,018
Insurance	3,110
Miscellaneous	10,279

Total expenses	8,284,148

Net Investment Income	30,674,908

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(21,053)
Affiliated investments	10,384,644
Futures contracts	105,550,065
Swap contracts	(17,999,506)
Capital gain distributions from affiliated investments	16,574,450

Net realized gain	114,488,600

Net change in unrealized appreciation (depreciation) on:
Investments	(2,618)
Affiliated investments	93,768,865
Futures contracts	13,397,554
Swap contracts	21,234,849

Net change in unrealized appreciation	128,398,650

Net realized and unrealized gain	242,887,250

Net Increase in Net Assets From Operations	$273,562,158

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$30,674,908	$25,352,301
Net realized gain	114,488,600	73,486,189
Net change in unrealized appreciation (depreciation)	128,398,650	(23,012,709)

Increase in net assets from operations	273,562,158	75,825,781

From Distributions to Shareholders
Net investment income
Class B	(27,987,343)	(22,095,549)
Net realized capital gains
Class B	(50,966,424)	0

Total distributions	(78,953,767)	(22,095,549)

Increase in net assets from capital share transactions	16,016,032	291,970,232

Total increase in net assets	210,624,423	345,700,464

Net Assets
Beginning of period	1,800,862,906	1,455,162,442

End of period	$2,011,487,329	$1,800,862,906

Undistributed net investment income
End of period	$33,413,491	$27,694,585

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	6,963,880	$87,906,273	31,098,722	$363,158,593
Reinvestments	6,336,579	78,953,767	1,878,873	22,095,549
Redemptions	(11,983,257)	(150,844,008)	(7,857,256)	(93,283,910)

Net increase	1,317,202	$16,016,032	25,120,339	$291,970,232

Increase derived from capital shares transactions		$16,016,032		$291,970,232

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.97	$11.62	$12.24	$11.24	$10.16

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.18	0.18	0.14	0.06
Net realized and unrealized gain (loss) on investments	1.63	0.32	(0.31)	0.90	1.26

Total from investment operations	1.83	0.50	(0.13)	1.04	1.32

Less Distributions
Distributions from net investment income	(0.19)	(0.15)	(0.15)	0.00	(0.03)
Distributions from net realized capital gains	(0.35)	0.00	(0.34)	(0.04)	(0.21)

Total distributions	(0.54)	(0.15)	(0.49)	(0.04)	(0.24)

Net Asset Value, End of Period	$13.26	$11.97	$11.62	$12.24	$11.24

Total Return (%) (b)	15.54	4.36	(1.21)	9.26	12.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.43	0.43	0.44	0.47	0.54
Net ratio of expenses to average net assets (%) (c)	0.43	0.43	0.44	0.47 (d)	0.54 (d)
Ratio of net investment income to average net assets (%) (e)	1.61	1.50	1.44	1.21	0.50
Portfolio turnover rate (%)	4	4	0 (f)	1	0 (f)
Net assets, end of period (in millions)	$2,011.5	$1,800.9	$1,455.2	$953.3	$485.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(f)	Rounds to less than 1%.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946-Financial Services- Investment Companies and Topic 820-Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-10

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to swap transactions and distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-11

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had investments in repurchase agreements with a gross value of $870,974, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

BHFTI-12

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$327,422	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$6,813,041
Equity	Unrealized appreciation on futures contracts (c)	7,048,575

Total		$7,375,997		$6,813,041

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$—	$105,550,065	$105,550,065
Swap contracts	(17,999,506)	—	(17,999,506)

	$(17,999,506)	$105,550,065	$87,550,559

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$—	$13,397,554	$13,397,554
Swap contracts	21,234,849	—	21,234,849

	$21,234,849	$13,397,554	$34,632,403

BHFTI-13

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$316,458
Swap contracts	518,666,667

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

BHFTI-14

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$101,599,151	$0	$63,527,850

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by MIA) for the year ended December 31, 2017	% per annum	Average Daily Net Assets of the Overlay Portion
$2,410,412	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2017	% per annum	Average Daily Net Assets of the Base Portion
$859,481	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIA an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets
0.200%	First $250 million
0.185%	$250 million to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2017 were $942,391.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-15

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Investments

The Portfolio does not invest in the Affiliated Investments for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Affiliated Investments’ net assets. Transactions in the Affiliated Investments for the year ended December 31, 2017 were as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2017
MetLife Aggregate Bond Index Portfolio (Class A)	$708,885,483	$66,727,113	$(25,321)	$(1,795)	$2,148,620	$777,734,100
MetLife Mid Cap Stock index Portfolio (Class A)	87,170,355	10,322,186	(8,536,017)	978,955	5,858,163	95,793,642
MetLife MSCI EAFE Index Portfolio (Class A)	191,340,131	5,542,364	(21,925,613)	1,604,961	37,981,928	214,543,771
MetLife Russell 2000 Index Portfolio (Class A)	33,041,449	2,990,213	(3,601,365)	367,051	2,634,826	35,432,174
MetLife Stock Index Portfolio (Class A)	332,809,159	16,017,278	(29,439,536)	7,435,472	45,145,328	371,967,701

	$1,353,246,577	$101,599,154	$(63,527,852)	$10,384,644	$93,768,865	$1,495,471,388

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
MetLife Aggregate Bond Index Portfolio (Class A)	$—	$21,462,920	71,351,752
MetLife Mid Cap Stock index Portfolio (Class A)	5,522,756	1,211,556	4,732,887
MetLife MSCI EAFE Index Portfolio (Class A)	—	5,484,371	14,745,276
MetLife Russell 2000 Index Portfolio (Class A)	1,323,612	403,521	1,612,019
MetLife Stock Index Portfolio (Class A)	9,728,082	6,189,337	6,965,687

	$16,574,450	$34,751,705

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

BHFTI-16

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,909,180,378
Gross unrealized appreciation	116,830,799
Gross unrealized depreciation	(18,706,593)

Net unrealized appreciation (depreciation)	$98,124,206

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$53,028,650	$22,095,549	$25,925,117	$—	$78,953,767	$22,095,549

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$60,390,961	$97,491,987	$98,124,205	$—	$256,007,153

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had no post-enactment and no pre-enactment accumulated capital loss carryfowards.

10. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-17

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Multi-Index Targeted Risk Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the period presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Multi-Index Targeted Risk Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent, custodian, and brokers, when replies were not received from brokers; we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-21

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-22

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MetLife Multi-Index Targeted Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year and since-inception (beginning November 5, 2012) periods ended June 30, 2017, and the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2017. The Board also considered that the Portfolio outperformed its Lipper Index for the three-year and since-inception periods ended June 30, 2017, and underperformed its Lipper Index for the one-year period ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year period ended October 31, 2017, and underperformed its benchmark for the three-year and since-inception periods ended October 31, 2017. The Board took into account that the Portfolio outperformed its other benchmark, the MITR Blended Benchmark, for the one-year period ended October 31, 2017, and underperformed its other benchmark for the three-year and since-inception periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and above the Expense Universe median and below the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board took into account that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board further considered that the Portfolio’s contractual sub-advisory fees were equal to the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the MFS Research International Portfolio returned 28.51%, 28.15%, and 28.35%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI All Country World ex-U.S. Index2, returned 25.03% and 27.19%, respectively.

MARKET ENVIRONMENT/CONDITIONS

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the U.S. during the period fueled, in part, by a more lenient U.S. regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The U.S. Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

The U.S. dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. U.S. consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the U.S. from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Strong stock selection in the Information Technology (“IT”) sector contributed to performance relative to the MSCI EAFE Index. Within this sector, the Portfolio’s position in online and mobile commerce company Alibaba Group (China) helped relative results for the period.

In IT, we started the year with low expectations on the back of slowing demand drivers around smartphones and PC’s. As of period end, these two areas still accounted for a fair amount of semiconductor demand and had been a big driver for the sector. Semiconductors continued their good run in 2017 as we witnessed the persistent “smartification” of homes and of everyday lives. From cars to home appliances to watches, semiconductors are playing a more important role in the products consumers use in their everyday lives. Additionally, the Portfolio’s position in internet names also benefited during the year.

After a challenging 2016, Financials bounced back to be one of the top performing sectors of 2017. Stock selection in Financials boosted relative returns for the period. Within Financials, an overweight position in insurance company AIA Group (Hong Kong) and holdings of banking firm HDFC Bank (India) contributed to relative results. The timing of the Portfolio’s exposure to European financials, which hurt performance in 2016, subsequently rebounded in 2017 after a reversal in investor sentiment. We took advantage of weakness in the sector to add to our preferred names BNP Paribas (France), Intesa Sanpaolo (Italy), KBC Group (Belgium), and UBS Group (Switzerland). The Portfolio’s lack of exposure to Australian banks also added to performance throughout the period. The Portfolio’s exposure to sustainable franchises that earned high returns on capital such as MasterCard (United States) and HDFC Bank was additive.

Stock selection in the Materials sector boosted relative returns. Within the Materials sector, overweight positions in specialty chemicals manufacturers Akzo Nobel (Netherlands), Sika (Switzerland), and Croda International (United Kingdom) and industrial gas supplier Linde (Germany) lifted relative performance. While the Portfolio’s underweight to the more cyclical areas (such as construction and metals & mining) detracted, strong stock selection, particularly in speciality chemicals and materials, more than compensated. Akzo Nobel was the largest contributor to performance over the year. The company was the subject of considerable news flow throughout 2017. The Portfolio’s other speciality chemicals holdings (Sika, Linde, Croda) also contributed.

Telecommunication Services benefitted from the three new positions purchased earlier in the year, namely Swedish cable operator Com

BHFTI-1

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Hem, European cell tower company Cellnex, and the largest Thai wireless carrier Advanced Info Service. As of period end, all three names continued to have attractive or reasonable valuations with attractive growth profiles. The Portfolio’s largest holding in the sector, Japan based KDDI lagged the market because the overall Telecommunication Service sector in Japan is out of favor due to the current strong cyclical profit upcycle. At period end, KDDI remained attractively valued based on valuation.

Stocks in other sectors that supported relative performance included overweight positions in electrical and electronic products manufacturer Techtronic Industries (Hong Kong) and the Portfolio’s holdings of real estate company Leg Immobilien (Germany). Household fixture manufacturer Toto (Japan) also supported relative performance.

Stock selection in the Energy sector was the main detractor from relative performance led by the Portfolio’s holdings of natural gas transmission and oil distributor Enbridge (Canada). The rally in oil prices, which began with Brent crude sitting at $45 per barrel at the start of the third quarter, accelerated in the fourth quarter to finish the year at $67 barrel. The remarkable 50% rally in just six months supported the narrative of cohesion among the Organization of Petroleum Exporting Countries and strong global demand. However, it is worth noting that the rally occurred purely at the front end of the future’s curve, reflecting increasingly bullish non-commercial positioning in commodity futures markets. At period end, post 2020 oil price expectations remained firmly embedded in the $55-$60 range, and the front end of the curve remained vulnerable to challenges to the prevailing optimistic narrative, either from a resumption of aggressive U.S. shale production growth, or from the implicit fiscal tightening that a rapid rise in the cost of energy/gross domestic product imparts on the global economy. The Energy sector rallied by 5.7% in the fourth quarter on the back of these positive trends. For 2017, as a whole, the sector was in line with the broader market.

The Portfolio’s Consumer Staples holdings underperformed for the year. Despite signs of slowing growth and some structural challenges, the sector itself slightly out-performed the Index over the year.

The outperformers in the sector were those either in receipt of takeover interest, such as Unilever (Netherlands) which was not owned by the Portfolio, or those delivering stronger earnings such as alcohol beverage groups. The Portfolio’s holdings in Danone (France) and AmBev (Brazil) strongly outperformed, however two of the Portfolio’s holdings materially underperformed – Reckitt Benckiser (United Kingdom) and Japan Tobacco (Japan). Despite what we view as an attractive valuation relative to the sector and other tobacco stocks, Japan Tobacco shares suffered from a downward revision to its domestic growth prospects, and relatively late launch in emerging products. At period end, we continued to see robust growth in its international business which accounts for more than half of their profit. Reckitt Benckiser has been held for a long time in the Portfolio and we continue to like its marketing led culture and solid track record in innovation, notwithstanding some company specific problems in the year. The shares traded at historically attractive levels and we added to the position during the period.

Stock selection in the Industrials sector also dampened relative results. Within this sector, overweight positions in supply chain support services and information management solutions provider Brambles (Australia) and parcel delivery services company Yamato (Japan) held back relative returns.

Stocks in other sectors that hampered relative performance for the period included overweight positions in advertising and marketing firm WPP Group (United Kingdom), global engineering company GKN (United Kingdom), pharmaceutical and diagnostic company Roche Holding (Switzerland), and real estate company Mitsui Fudosan (Japan).

The Portfolio’s cash and/or cash equivalents position during the period also detracted from relative performance. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s

BHFTI-2

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the Portfolio to have different currency exposure than the benchmark.

Jose Luis Garcia

Victoria Higley

Thomas Melendez

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-3

Brighthouse Funds Trust I

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI AC WORLD (EX-U.S.) INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	28.51	7.00	2.25
Class B	28.15	6.73	2.00
Class E	28.35	6.83	2.10
MSCI EAFE Index	25.03	7.90	1.94
MSCI AC World (ex-U.S.) Index	27.19	6.80	1.84

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

2 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Nestle S.A.	3.2
Roche Holding AG	2.7
Bayer AG	2.5
AIA Group, Ltd.	2.0
Schneider Electric SE	2.0
UBS Group AG	1.9
Linde AG	1.9
Novo Nordisk A/S - Class B	1.8
Reckitt Benckiser Group plc	1.8
Danone S.A.	1.7

Top Countries

% of Net Assets
Japan	18.7
Switzerland	12.9
United Kingdom	12.4
Germany	9.2
France	8.6
United States	5.0
Hong Kong	3.9
Australia	3.8
Spain	3.0
Denmark	2.6

BHFTI-4

Brighthouse Funds Trust I

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.69%	$1,000.00	$1,102.60	$3.66
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

Class B (a)	Actual	0.94%	$1,000.00	$1,100.80	$4.98
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

Class E (a)	Actual	0.84%	$1,000.00	$1,102.10	$4.45
	Hypothetical*	0.84%	$1,000.00	$1,020.97	$4.28

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Australia—3.8%
AMP, Ltd.	2,048,213	$8,275,714
APA Group	1,870,728	12,140,761
Brambles, Ltd.	2,851,733	22,355,681
Caltex Australia, Ltd.	472,441	12,530,362
Oil Search, Ltd.	2,164,729	13,168,626
Orica, Ltd.	636,394	8,980,564

		77,451,708

Austria—0.9%
Erste Group Bank AG (a)	415,216	17,906,212

Belgium—1.1%
KBC Groep NV	266,802	22,731,200

Brazil—0.5%
Ambev S.A. (ADR)	1,494,067	9,651,673

Canada—2.2%
Dollarama, Inc. (b)	82,232	10,274,093
Enbridge, Inc.	368,447	14,409,590
Ritchie Bros Auctioneers, Inc. (b)	297,394	8,905,259
TMX Group, Ltd.	182,970	10,253,307

		43,842,249

China—1.9%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	52,409	9,036,884
China Resources Gas Group, Ltd.	3,702,424	13,376,219
Ctrip.com International, Ltd. (ADR) (a)	148,519	6,549,688
JD.com, Inc. (ADR) (a) (b)	223,447	9,255,175

		38,217,966

Denmark—2.6%
Jyske Bank A/S	277,549	15,751,333
Novo Nordisk A/S - Class B	689,252	37,043,976

		52,795,309

France—8.6%
BNP Paribas S.A.	426,523	31,807,474
Danone S.A.	412,197	34,557,588
L’Oreal S.A.	117,070	25,934,490
Legrand S.A.	195,499	15,030,355
LVMH Moet Hennessy Louis Vuitton SE	91,899	26,995,322
Schneider Electric SE (a)	467,792	39,673,977

		173,999,206

Germany—9.2%
Bayer AG	401,123	49,889,687
GEA Group AG	454,548	21,795,160
Grand City Properties S.A.	916,394	21,554,867
LEG Immobilien AG	272,035	31,050,219
Linde AG (a)	160,675	37,587,783
Scout24 AG	145,081	5,925,457
Symrise AG	211,497	18,133,032

		185,936,205

Hong Kong—3.9%
AIA Group, Ltd.	4,675,628	39,875,243
CLP Holdings, Ltd.	1,627,500	16,654,738
Esprit Holdings, Ltd. (a) (b)	1,057,097	565,041
Techtronic Industries Co., Ltd.	3,282,500	21,394,783

		78,489,805

India—0.8%
HDFC Bank, Ltd.	533,653	15,827,114

Ireland—1.4%
AIB Group plc	2,568,065	16,947,101
Paddy Power Betfair plc	94,768	11,287,675

		28,234,776

Israel—1.2%
Check Point Software Technologies, Ltd. (a)	114,967	11,912,881
Mellanox Technologies, Ltd. (a) (b)	178,493	11,548,497

		23,461,378

Italy—2.2%
Cerved Information Solutions S.p.A.	466,493	5,924,295
Eni S.p.A.	1,009,707	16,697,364
Intesa Sanpaolo S.p.A.	6,780,439	22,487,569

		45,109,228

Japan—18.7%
AEON Financial Service Co., Ltd.	1,092,499	25,371,295
Daikin Industries, Ltd.	253,900	30,059,808
Hitachi, Ltd.	1,125,000	8,751,481
Japan Tobacco, Inc.	785,931	25,313,362
KDDI Corp.	924,700	23,022,570
Koito Manufacturing Co., Ltd.	311,600	21,910,761
Kubota Corp.	1,524,500	29,852,316
Mitsubishi UFJ Financial Group, Inc.	3,582,700	26,287,695
Nippon Paint Holdings Co., Ltd. (b)	295,600	9,316,398
Nomura Research Institute, Ltd.	305,700	14,199,737
Santen Pharmaceutical Co., Ltd.	1,719,500	26,995,791
SoftBank Group Corp.	265,300	20,959,532
Sundrug Co., Ltd.	450,470	20,953,158
Terumo Corp.	491,500	23,223,775
TOTO, Ltd.	523,000	30,833,265
USS Co., Ltd.	1,124,300	23,784,692
Yamato Holdings Co., Ltd.	760,166	15,303,478

		376,139,114

Malaysia—0.4%
Malaysia Airports Holdings Bhd	3,867,600	8,423,574

Netherlands—1.5%
Akzo Nobel NV	348,315	30,466,934

Norway—0.9%
DNB ASA	974,592	18,020,014

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Portugal—0.7%
Galp Energia SGPS S.A.	763,578	$14,027,771

South Korea—1.3%
NAVER Corp.	20,688	16,797,210
Samsung Electronics Co., Ltd.	3,899	9,263,340

		26,060,550

Spain—3.0%
Aena SME S.A.	53,407	10,811,862
Amadeus IT Group S.A.	283,618	20,413,881
Cellnex Telecom S.A.	671,263	17,180,672
Iberdrola S.A.	1,589,983	12,304,318

		60,710,733

Sweden—1.0%
Com Hem Holding AB	503,404	7,694,072
Telefonaktiebolaget LM Ericsson - B Shares	1,862,228	12,207,407

		19,901,479

Switzerland—12.9%
Julius Baer Group, Ltd. (a)	369,282	22,576,801
Nestle S.A.	760,684	65,367,196
Roche Holding AG	214,122	54,160,709
Schindler Holding AG (Participation Certificate)	90,963	20,933,757
Sika AG	2,578	20,435,275
Swiss Re AG	148,475	13,898,269
UBS Group AG (a)	2,118,014	38,916,830
Zurich Insurance Group AG	77,970	23,712,872

		260,001,709

Taiwan—1.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,752,468	21,150,141

Thailand—0.6%
Advanced Info Service PCL	2,132,600	12,498,515

United Kingdom—12.4%
Barclays plc	8,257,556	22,515,163
Booker Group plc	3,937,155	12,121,591
BP plc	3,904,092	27,533,643
Cairn Energy plc (a)	2,483,497	7,109,823
Croda International plc	415,030	24,782,509
GKN plc	4,506,599	19,350,859
Hiscox, Ltd.	1,007,836	19,864,759
Just Eat plc (a)	1,074,310	11,269,900
Reckitt Benckiser Group plc	387,055	36,154,454
RELX NV	1,101,455	25,321,192
Rio Tinto plc	508,767	26,851,272
WPP plc	950,161	17,219,383

		250,094,548

United States—4.8%
Aon plc (b)	135,503	18,157,402

United States—(Continued)
Broadcom, Ltd.	37,378	9,602,408
Cognizant Technology Solutions Corp. - Class A	391,604	27,811,716
EPAM Systems, Inc. (a)	141,248	15,174,273
MasterCard, Inc. - Class A	97,336	14,732,777
Schlumberger, Ltd.	163,588	11,024,195

		96,502,771

Total Common Stocks (Cost $1,604,449,191)		2,007,651,882

Short-Term Investment—0.2%

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $3,553,882 on 01/02/18, collateralized by $3,595,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $3,625,647.	3,553,724	3,553,724

Total Short-Term Investments (Cost $3,553,724)		3,553,724

Securities Lending Reinvestments (c)—2.0%

Certificates of Deposit—0.6%
Agricultural Bank of China 1.870%, 02/15/18	1,000,000	1,000,029
Bank of Montreal 1.972%, 01/11/18	1,001,028	1,000,147
China Construction Bank 1.950%, 02/20/18	1,000,000	1,000,032
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	1,000,000	1,000,000
KBC Bank NV
Zero Coupon, 02/26/18	995,762	997,450
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (d)	1,000,000	999,904
1.769%, 1M LIBOR + 0.200%, 05/30/18 (d)	1,000,000	999,922
Mizuho Bank, Ltd., New York 1.769%, 1M LIBOR + 0.200%, 05/29/18 (d)	1,000,000	999,922
Norinchukin Bank New York 1.539%, 1M LIBOR + 0.160%, 04/05/18 (d)	1,000,000	999,964
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	500,000	499,983
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (d)	1,000,000	999,691
Sumitomo Mitsui Banking Corp., New York 1.754%, 1M LIBOR + 0.190%, 04/26/18 (d)	1,000,000	999,992
1.844%, 1M LIBOR + 0.280%, 07/30/18 (d)	1,000,000	1,000,000

		12,497,036

Commercial Paper—0.4%
Bank of China, Ltd. 1.900%, 02/12/18	1,993,456	1,996,094

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Canadian Imperial Bank 1.700%, 03/19/18	995,561	$996,443
China Construction Bank 1.700%, 01/24/18	997,686	998,875
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	996,476	997,576
Macquarie Bank, Ltd., London 1.620%, 03/06/18	497,975	498,591
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (d)	1,000,000	1,000,216
1.750%, 03/08/18	995,965	997,216
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	1,000,000	999,972

		8,484,983

Repurchase Agreements—0.8%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $5,175,874 on 01/02/18, collateralized by $5,229,638 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $5,282,714.	5,174,875	5,174,875
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $511,820 on 04/02/18, collateralized by various Common Stock with a value of $550,000.	500,000	500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $2,000,344 on 01/02/18, collateralized by $2,072,017 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $2,033,592.	2,000,000	2,000,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,500,258 on 01/02/18, collateralized by $1,544,400 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $1,530,006.	1,500,000	1,500,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $1,200,253 on 01/02/18, collateralized by $1,231,212 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $1,224,005.	1,200,000	1,200,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $252,777 on 04/03/18, collateralized by $1,588 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $278,055.	250,000	250,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $720,034 on 04/02/18, collateralized by various Common Stock with a value of $770,000.	700,000	700,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $1,520,028 on 04/02/18, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000

Repurchase Agreements—(Continued)
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $2,000,340 on 01/02/18, collateralized by $3,024,213 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $2,040,347.	2,000,000	2,000,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $503,251 on 01/02/18, collateralized by various Common Stock with a value of $556,826.	500,000	500,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $624,005 on 01/02/18, collateralized by various Common Stock with a value of $690,465.	620,000	620,000

		15,944,875

Time Deposits—0.2%
Australia New Zealand Bank 1.330%, 01/02/18	1,000,000	1,000,000
Bank of Montreal 1.400%, 01/03/18	300,000	300,000
Nordea Bank New York 1.300%, 01/02/18	1,000,000	1,000,000
OP Corporate Bank plc 1.990%, 01/12/18	1,000,000	1,000,000
Standard Chartered plc 1.490%, 01/02/18	500,000	500,000

		3,800,000

Total Securities Lending Reinvestments (Cost $40,726,094)		40,726,894

Total Investments—101.8% (Cost $1,648,729,009)		2,051,932,500
Other assets and liabilities (net)—(1.8)%		(36,750,540)

Net Assets—100.0%		$2,015,181,960

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $39,469,919 and the collateral received consisted of cash in the amount of $40,718,784. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2017

Ten Largest Industries as of December 31, 2017 (Unaudited)	% of Net Assets
Banks	10.4
Pharmaceuticals	8.4
Chemicals	7.4
Insurance	5.7
Oil, Gas & Consumable Fuels	5.2
Food Products	5.0
IT Services	4.6
Machinery	3.6
Capital Markets	3.6
Building Products	3.0

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$77,451,708	$—	$77,451,708
Austria	—	17,906,212	—	17,906,212
Belgium	—	22,731,200	—	22,731,200
Brazil	9,651,673	—	—	9,651,673
Canada	43,842,249	—	—	43,842,249
China	24,841,747	13,376,219	—	38,217,966
Denmark	—	52,795,309	—	52,795,309
France	—	173,999,206	—	173,999,206
Germany	—	185,936,205	—	185,936,205
Hong Kong	—	78,489,805	—	78,489,805
India	15,827,114	—	—	15,827,114
Ireland	16,947,101	11,287,675	—	28,234,776
Israel	23,461,378	—	—	23,461,378
Italy	—	45,109,228	—	45,109,228
Japan	—	376,139,114	—	376,139,114
Malaysia	—	8,423,574	—	8,423,574
Netherlands	—	30,466,934	—	30,466,934
Norway	—	18,020,014	—	18,020,014
Portugal	—	14,027,771	—	14,027,771
South Korea	—	26,060,550	—	26,060,550
Spain	—	60,710,733	—	60,710,733
Sweden	—	19,901,479	—	19,901,479
Switzerland	—	260,001,709	—	260,001,709
Taiwan	—	21,150,141	—	21,150,141
Thailand	12,498,515	—	—	12,498,515
United Kingdom	—	250,094,548	—	250,094,548
United States	96,502,771	—	—	96,502,771
Total Common Stocks	243,572,548	1,764,079,334	—	2,007,651,882
Total Short-Term Investment*	—	3,553,724	—	3,553,724
Total Securities Lending Reinvestments*	—	40,726,894	—	40,726,894
Total Investments	$243,572,548	$1,808,359,952	$—	$2,051,932,500

Collateral for Securities Loaned (Liability)	$—	$(40,718,784)	$—	$(40,718,784)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

MFS Research International Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$2,051,932,500
Cash denominated in foreign currencies (c)	12
Receivable for:
Investments sold	9,283,618
Fund shares sold	102,064
Dividends and interest	5,973,998
Prepaid expenses	5,322

Total Assets	2,067,297,514
Liabilities
Collateral for securities loaned	40,718,784
Payables for:
Investments purchased	6,855,273
Fund shares redeemed	2,468,409
Foreign taxes	224,299
Accrued Expenses:
Management fees	1,071,198
Distribution and service fees	140,481
Deferred trustees’ fees	129,869
Other expenses	507,241

Total Liabilities	52,115,554

Net Assets	$2,015,181,960

Net Assets Consist of:
Paid in surplus	$1,614,792,452
Undistributed net investment income	31,254,808
Accumulated net realized loss	(33,911,816)
Unrealized appreciation on investments and foreign currency transactions (d)	403,046,516

Net Assets	$2,015,181,960

Net Assets
Class A	$1,343,709,774
Class B	662,670,530
Class E	8,801,656
Capital Shares Outstanding*
Class A	105,055,866
Class B	52,302,311
Class E	690,951
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.79
Class B	12.67
Class E	12.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,648,729,009.
(b)	Includes securities loaned at value of $39,469,919.
(c)	Identified cost of cash denominated in foreign currencies was $12.
(d)	Includes foreign capital gains tax of $224,299.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$47,115,333
Interest (b)	8,970
Securities lending income	344,801

Total investment income	47,469,104
Expenses
Management fees	13,547,880
Administration fees	61,688
Custodian and accounting fees	492,926
Distribution and service fees—Class B	1,603,537
Distribution and service fees—Class E	12,614
Audit and tax services	52,977
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	154,609
Insurance	12,798
Miscellaneous	104,538

Total expenses	16,133,359
Less management fee waiver	(1,202,335)
Less broker commission recapture	(3,922)

Net expenses	14,927,102

Net Investment Income	32,542,002

Net Realized and Unrealized Gain
Net realized gain on:
Investments (c)	86,691,961
Foreign currency transactions	181,204

Net realized gain	86,873,165

Net change in unrealized appreciation on:
Investments (d)	365,961,709
Foreign currency transactions	389,956

Net change in unrealized appreciation	366,351,665

Net realized and unrealized gain	453,224,830

Net Increase in Net Assets From Operations	$485,766,832

(a)	Net of foreign withholding taxes of $5,037,437.
(b)	Net of foreign withholding taxes of $5.
(c)	Net of foreign capital gains tax of $17,559.
(d)	Includes change in foreign capital gains tax of $(224,299).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

MFS Research International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,542,002	$37,223,821
Net realized gain (loss)	86,873,165	(62,383,827)
Net change in unrealized appreciation	366,351,665	13,240,604

Increase (decrease) in net assets from operations	485,766,832	(11,919,402)

From Distributions to Shareholders
Net investment income
Class A	(25,561,765)	(27,293,206)
Class B	(11,140,246)	(12,317,440)
Class E	(154,784)	(166,089)

Total distributions	(36,856,795)	(39,776,735)

Decrease in net assets from capital share transactions	(252,960,196)	(33,277,675)

Total increase (decrease) in net assets	195,949,841	(84,973,812)

Net Assets
Beginning of period	1,819,232,119	1,904,205,931

End of period	$2,015,181,960	$1,819,232,119

Undistributed net investment income
End of period	$31,254,808	$34,867,812

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,034,857	$11,671,054	3,409,534	$33,694,404
Reinvestments	2,213,140	25,561,765	2,802,177	27,293,206
Redemptions	(17,471,212)	(204,533,851)	(5,633,341)	(57,554,729)

Net increase (decrease)	(14,223,215)	$(167,301,032)	578,370	$3,432,881

Class B
Sales	2,077,678	$23,618,850	3,185,293	$31,550,565
Reinvestments	972,098	11,140,246	1,275,097	12,317,440
Redemptions	(10,418,000)	(119,523,164)	(7,990,187)	(80,196,116)

Net decrease	(7,368,224)	$(84,764,068)	(3,529,797)	$(36,328,111)

Class E
Sales	37,791	$431,896	49,208	$480,185
Reinvestments	13,448	154,784	17,105	166,089
Redemptions	(129,050)	(1,481,776)	(103,131)	(1,028,719)

Net decrease	(77,811)	$(895,096)	(36,818)	$(382,445)

Decrease derived from capital shares transactions		$(252,960,196)		$(33,277,675)

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.15	$10.46	$10.93	$12.01	$10.34

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.21 (b)	0.22	0.34	0.23
Net realized and unrealized gain (loss) on investments	2.67	(0.29)	(0.35)	(1.13)	1.75

Total from investment operations	2.87	(0.08)	(0.13)	(0.79)	1.98

Less Distributions
Distributions from net investment income	(0.23)	(0.23)	(0.34)	(0.29)	(0.31)

Total distributions	(0.23)	(0.23)	(0.34)	(0.29)	(0.31)

Net Asset Value, End of Period	$12.79	$10.15	$10.46	$10.93	$12.01

Total Return (%) (c)	28.51	(0.67)	(1.50)	(6.74)	19.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.76	0.76	0.75
Net ratio of expenses to average net assets (%) (d)	0.68	0.68	0.70	0.70	0.70
Ratio of net investment income to average net assets (%)	1.75	2.11 (b)	1.95	2.89	2.08
Portfolio turnover rate (%)	27	37	35	28	34
Net assets, end of period (in millions)	$1,343.7	$1,211.1	$1,241.2	$1,332.2	$1,733.3

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.06	$10.36	$10.83	$11.90	$10.25

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.19 (b)	0.19	0.30	0.20
Net realized and unrealized gain (loss) on investments	2.64	(0.29)	(0.35)	(1.11)	1.73

Total from investment operations	2.81	(0.10)	(0.16)	(0.81)	1.93

Less Distributions
Distributions from net investment income	(0.20)	(0.20)	(0.31)	(0.26)	(0.28)

Total distributions	(0.20)	(0.20)	(0.31)	(0.26)	(0.28)

Net Asset Value, End of Period	$12.67	$10.06	$10.36	$10.83	$11.90

Total Return (%) (c)	28.15	(0.88)	(1.77)	(6.95)	19.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	0.99	1.01	1.01	1.00
Net ratio of expenses to average net assets (%) (d)	0.93	0.93	0.95	0.95	0.95
Ratio of net investment income to average net assets (%)	1.49	1.88 (b)	1.70	2.56	1.81
Portfolio turnover rate (%)	27	37	35	28	34
Net assets, end of period (in millions)	$662.7	$600.3	$654.6	$708.9	$824.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.11	$10.41	$10.89	$11.96	$10.30

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.20 (b)	0.20	0.31	0.21
Net realized and unrealized gain (loss) on investments	2.66	(0.29)	(0.36)	(1.11)	1.74

Total from investment operations	2.84	(0.09)	(0.16)	(0.80)	1.95

Less Distributions
Distributions from net investment income	(0.21)	(0.21)	(0.32)	(0.27)	(0.29)

Total distributions	(0.21)	(0.21)	(0.32)	(0.27)	(0.29)

Net Asset Value, End of Period	$12.74	$10.11	$10.41	$10.89	$11.96

Total Return (%) (c)	28.35	(0.76)	(1.76)	(6.83)	19.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89	0.91	0.91	0.90
Net ratio of expenses to average net assets (%) (d)	0.83	0.83	0.85	0.85	0.85
Ratio of net investment income to average net assets (%)	1.58	1.98 (b)	1.80	2.67	1.92
Portfolio turnover rate (%)	27	37	35	28	34
Net assets, end of period (in millions)	$8.8	$7.8	$8.4	$9.4	$11.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-15

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-16

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker commission recapture, foreign capital gain tax , expired capital loss carryforwards, adjustments to prior period accumulated balances and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $3,553,724. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $15,944,875. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

BHFTI-17

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$523,751,332	$0	$773,410,480

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $1,825,992 in purchases and $9,454,616 in sales of investments, which are included above, and resulted in realized gain of $1,822,479.

BHFTI-18

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$13,547,880	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $200 million
0.050%	$200 million to $250 million
0.100%	$250 million to $500 million
0.050%	$500 million to $2 billion
0.100%	Over $2 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee.

BHFTI-19

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,668,097,104
Gross unrealized appreciation	409,232,951
Gross unrealized depreciation	(25,617,320)

Net unrealized appreciation (depreciation)	$383,615,631

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$36,856,795	$39,776,735	$—	$—	$36,856,795	$39,776,735

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$39,016,228	$—	$383,682,956	$(22,179,811)	$—	$400,519,373

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $80,785,011, and $120,283,532 of capital loss carryforwards expired.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Total
$22,179,811	$22,179,811

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-20

Brighthouse Funds Trust I

MFS Research International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Research International Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Research International Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Research International Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-23

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-24

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-25

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MFS Research International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board noted that the Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one-, three- and five-year periods ended October 31, 2017. The Board further noted that the Portfolio outperformed its other benchmark, the MSCI All Country World (ex.-U.S.) Index, for the five-year period ended October 31, 2017, and underperformed its other benchmark for the one- and three-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the Morgan Stanley Mid Cap Growth Portfolio returned 40.36%, 39.91%, and 40.07%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 25.27%.

MARKET ENVIRONMENT / CONDITIONS

Major U.S. stock indexes spent most of 2017 climbing toward, then exceeding, new record highs. Fueling their momentum was a combination of strong economic growth, robust corporate profits (aided, in part, by a weak U.S. dollar) and optimism for tax reform. While the Federal Reserve raised its benchmark interest rate three times in 2017, the moves were incremental and not considered a headwind to the economy’s momentum. Notable uncertainties in domestic politics and geopolitics also failed to disrupt the market’s advance. Overall, market volatility remained historically low, further bolstering investor confidence in stocks.

Within the Russell Midcap Growth Index, Utilities, Information Technology (“IT”) and Financials were the top-performing sectors. Energy, the only sector in the index with a negative return, Consumer Staples, and Telecommunication Services were the index’s three weakest-performing sectors in the 12-month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Portfolio outperformed the benchmark this reporting period largely due to favorable stock selection and, to a lesser extent, sector allocations.

Stock selection in the IT sector was the largest contributor to relative outperformance, with a boost from an overweight allocation to the sector. Workday, which provides proprietary human capital management and financial management enterprise software over the cloud, led performance in the IT sector and was the second-largest contributor across the whole Portfolio. The shares rebounded after a weak fourth quarter 2016 on news that the company has signed new deals with several large enterprises. At period end, we remained attracted to Workday as its cloud-based offering provides enterprises an easy to implement, cost effective, and scalable solution.

Stock selection in Health Care was also a strong positive contributor. Illumina, a leader in genetic testing and analysis, and Intuitive Surgical, a surgical robotics maker, were the first and third greatest contributors, respectively, across the Portfolio. Both companies continued to execute well and benefited from overall positive investor sentiment around new product launches. The Portfolio’s overweight allocation in the Health Care sector also added modestly to relative performance.

Outperformance in the Consumer Discretionary sector was driven by stock selection, with a small benefit from an underweight position in the sector. Electric car maker Tesla was the top contributor in the sector and the fourth-largest contributor across the Portfolio, due to positive investor sentiment regarding the launch of its mass market offering, the Model 3, as well as continued progress in the build out of its lithium-ion battery factory. However, another Consumer Discretionary stock, athletic wear maker Under Armour, was the greatest detractor across the Portfolio in this reporting period. In August, the company reported better-than-expected quarterly results but lowered its financial outlook due to weakness in its North America business, which has been challenged by heightened promotional activity and growing competition from Adidas.

Our stock picking in the Industrials and Materials sectors was less successful, as both sectors detracted from relative performance. However, the underperformance in these two sectors was small compared to the significant outperformance generated in other sectors.

BHFTI-1

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio during the reporting period, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own. At the end of the period, the Portfolio’s largest sector weights were in IT, Health Care, Industrials, and Consumer Discretionary. Conversely, the Portfolio had no exposure to the Consumer Staples, Energy, Telecommunication Services, Real Estate, or Utilities sectors.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead Nash

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley Mid Cap Growth Portfolio
Class A	40.36	11.58	7.02	—
Class B	39.91	11.30	6.75	—
Class E	40.07	11.40	—	10.18
Russell Midcap Growth Index	25.27	15.31	9.10	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2001, 2/12/2001 and 4/27/2010, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
athenahealth, Inc.	6.1
Veeva Systems, Inc. - Class A	6.0
Welbilt, Inc.	5.5
Illumina, Inc.	5.0
Twitter, Inc.	5.0
Take-Two Interactive Software, Inc.	5.0
Zillow Group, Inc. - Class C	4.9
TransDigm Group, Inc.	4.7
Dollar Tree, Inc.	4.0
Ulta Salon Cosmetics & Fragrance, Inc.	4.0

Top Sectors

% of Net Assets
Information Technology	33.4
Health Care	25.2
Industrials	17.7
Consumer Discretionary	15.1
Materials	3.2
Financials	2.5

BHFTI-3

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.67%	$1,000.00	$1,095.60	$3.54
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class B (a)	Actual	0.92%	$1,000.00	$1,094.50	$4.86
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

Class E (a)	Actual	0.82%	$1,000.00	$1,095.30	$4.33
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—94.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.7%
TransDigm Group, Inc.	190,780	$52,392,004

Automobiles—1.1%
Harley-Davidson, Inc. (a)	239,229	12,171,972

Biotechnology—1.6%
Alnylam Pharmaceuticals, Inc. (a) (b)	78,332	9,952,081
Intrexon Corp. (a) (b)	131,879	1,519,246
Juno Therapeutics, Inc. (a) (b)	127,721	5,838,127

		17,309,454

Capital Markets—1.5%
S&P Global, Inc.	96,409	16,331,685

Commercial Services & Supplies—1.0%
Copart, Inc. (b)	250,322	10,811,407

Construction Materials—3.2%
Martin Marietta Materials, Inc.	81,706	18,060,294
Vulcan Materials Co.	136,965	17,582,197

		35,642,491

Electronic Equipment, Instruments & Components—0.9%
Cognex Corp. (a)	155,924	9,536,312

Health Care Equipment & Supplies—6.5%
DexCom, Inc. (a) (b)	500,163	28,704,354
Intuitive Surgical, Inc. (b)	72,470	26,447,202
Penumbra, Inc. (b)	179,537	16,894,432

		72,045,988

Health Care Technology—12.1%
athenahealth, Inc. (b)	505,051	67,191,985
Veeva Systems, Inc. - Class A (b)	1,199,873	66,328,979

		133,520,964

Hotels, Restaurants & Leisure—0.9%
Shake Shack, Inc. - Class A (a) (b)	237,671	10,267,387

Insurance—1.0%
Markel Corp. (b)	10,220	11,641,909

Internet & Direct Marketing Retail—3.7%
Expedia, Inc.	138,003	16,528,619
Overstock.com, Inc. (a) (b)	383,782	24,523,670

		41,052,289

Internet Software & Services—16.6%
ANGI Homeservices, Inc. - Class A (a) (b)	3,016,351	31,551,032
Dropbox, Inc. (b) (c) (d) (e)	460,161	5,388,485
MercadoLibre, Inc. (a)	59,708	18,787,719
Shopify, Inc. - Class A (a) (b)	163,801	16,543,901
SurveyMonkey, Inc. (b) (c) (d) (e)	303,799	2,011,150

Internet Software & Services—(Continued)
Twitter, Inc. (b)	2,291,530	55,019,635
Zillow Group, Inc. - Class C (a) (b)	1,317,721	53,921,143

		183,223,065

Life Sciences Tools & Services—5.0%
Illumina, Inc. (a) (b)	252,477	55,163,700

Machinery—7.9%
Fortive Corp.	378,021	27,349,819
Welbilt, Inc. (a) (b)	2,568,300	60,380,733

		87,730,552

Multiline Retail—4.0%
Dollar Tree, Inc. (b)	407,767	43,757,477

Professional Services—4.0%
IHS Markit, Ltd. (b)	615,808	27,803,731
Verisk Analytics, Inc. (a) (b)	171,654	16,478,784

		44,282,515

Software—13.8%
Atlassian Corp. plc - Class A (b)	218,017	9,924,134
ServiceNow, Inc. (b)	214,536	27,973,349
Snap, Inc. - Class A (a) (b)	1,095,304	16,002,391
Splunk, Inc. (a) (b)	205,250	17,002,910
Take-Two Interactive Software, Inc. (b)	499,674	54,854,212
Workday, Inc. - Class A (a) (b)	262,379	26,694,439

		152,451,435

Specialty Retail—5.0%
L Brands, Inc. (a)	183,824	11,069,881
Ulta Salon Cosmetics & Fragrance, Inc. (b)	195,453	43,715,018

		54,784,899

Total Common Stocks (Cost $913,625,329)		1,044,117,505

Convertible Preferred Stock—1.8%

Internet Software & Services—1.8%
Airbnb, Inc. - Series D , (b) (c) (d) (e) (Cost $7,659,587)	188,136	19,948,060

Preferred Stocks—0.8%

Internet & Direct Marketing Retail—0.5%
Flipkart Online Pvt., Ltd. - Series D , (b) (c) (d) (e)	60,812	5,358,145

Internet Software & Services—0.1%
Dropbox, Inc. - Series A , (b) (c) (d) (e)	51,888	607,609

Software—0.2%
Palantir Technologies, Inc. - Series G , (b) (c) (d) (e)	541,563	1,846,731

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Palantir Technologies, Inc. - Series H , (b) (c) (d) (e)	174,289	$594,325
Palantir Technologies, Inc. - Series H-1 , (b) (c) (d) (e)	174,289	594,325

		3,035,381

Total Preferred Stocks (Cost $4,747,811)		9,001,135

Short-Term Investment—3.1%

Repurchase Agreement—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $33,988,210 on 01/02/18, collateralized by $34,375,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $34,668,047.	33,986,700	33,986,700

Total Short-Term Investments (Cost $33,986,700)		33,986,700

Securities Lending Reinvestments (f)—23.6%

Certificates of Deposit—13.9%
Agricultural Bank of China 1.870%, 02/15/18	5,000,000	5,000,145
Banco Del Estado De Chile New York 1.529%, 1M LIBOR + 0.150%, 01/05/18 (g)	1,250,000	1,249,985
1.692%, 1M LIBOR + 0.220%, 05/14/18 (g)	5,000,000	4,999,650
Bank of Montreal 1.972%, 01/11/18	5,005,142	5,000,734
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (g)	5,000,000	5,000,310
1.677%, 1M LIBOR + 0.200%, 02/15/18 (g)	1,000,000	1,000,052
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (g)	7,500,000	7,500,960
Chiba Bank, Ltd., New York 1.560%, 02/07/18	3,000,000	2,999,631
China Construction Bank 1.950%, 02/20/18	5,000,000	5,000,160
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (g)	7,000,000	7,000,000
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (g)	5,000,000	5,000,030
1.681%, 1M LIBOR + 0.190%, 04/16/18 (g)	7,500,000	7,500,442
Danske Bank A/S 1.680%, 03/19/18	8,500,000	8,499,150
KBC Bank NV 1.550%, 01/29/18	7,500,000	7,500,000
1.570%, 02/12/18	5,000,000	4,999,300
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (g)	2,000,000	1,999,808
1.681%, 1M LIBOR + 0.190%, 04/16/18 (g)	6,000,000	5,999,838
1.769%, 1M LIBOR + 0.200%, 05/30/18 (g)	1,000,000	999,922
Mizuho Bank, Ltd., New York 1.632%, 1M LIBOR + 0.200%, 04/11/18 (g)	4,000,000	4,002,119

Certificates of Deposit—(Continued)
1.691%, 1M LIBOR + 0.200%, 04/18/18 (g)	2,000,000	1,999,718
1.769%, 1M LIBOR + 0.200%, 05/29/18 (g)	3,000,000	2,999,766
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (g)	4,000,000	4,000,104
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (g)	3,000,000	2,999,934
1.722%, 1M LIBOR + 0.170%, 02/23/18 (g)	2,000,000	2,000,042
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (g)	3,000,000	2,999,898
Standard Chartered plc 1.460%, 02/02/18	4,000,000	3,999,488
1.752%, 01/23/18	3,500,175	3,500,004
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (g)	3,500,000	3,496,290
Sumitomo Mitsui Banking Corp., New York 1.612%, 1M LIBOR + 0.180%, 04/11/18 (g)	5,000,000	4,999,850
1.634%, 1M LIBOR + 0.190%, 04/12/18 (g)	7,500,000	7,499,565
1.754%, 1M LIBOR + 0.190%, 04/26/18 (g)	3,000,000	2,999,976
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (g)	6,000,000	6,000,600
Toronto Dominion Bank New York 1.800%, 1M LIBOR + 0.340%, 03/13/18 (g)	8,000,000	8,002,752
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (g)	5,000,000	4,999,620

		153,749,843

Commercial Paper—5.6%
Bank of China, Ltd. 1.900%, 02/12/18	9,967,278	9,980,470
Canadian Imperial Bank 1.700%, 03/19/18	4,977,806	4,982,215
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	4,982,378	4,987,880
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (g)	4,000,000	3,999,172
Kells Funding LLC 1.400%, 03/01/18	4,964,417	4,987,360
1.550%, 03/21/18	1,990,872	1,993,128
LMA S.A. & LMA Americas 1.550%, 02/13/18	2,990,958	2,994,201
Macquarie Bank, Ltd., London 1.620%, 03/06/18	4,979,750	4,985,905
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (g)	5,000,000	4,999,670
Sheffield Receivables Co. 1.680%, 03/14/18	4,978,533	4,983,010
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (g)	5,000,000	5,001,080
1.750%, 03/08/18	7,469,740	7,479,120

		61,373,211

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—2.7%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $3,490,703 on 01/02/18, collateralized by $3,526,963 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $3,562,758.	3,490,030	$3,490,030
Deutsche Bank AG, London Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $6,066,652 on 04/03/18, collateralized by $38,112 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $6,673,328.	6,000,000	6,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $2,571,549 on 04/02/18, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	2,500,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $10,133,522 on 04/02/18, collateralized by various Common Stock with a value of $11,000,001.	10,000,000	10,000,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $503,251 on 01/02/18, collateralized by various Common Stock with a value of $556,826.	500,000	500,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $7,045,220 on 01/02/18, collateralized by various Common Stock with a value of $7,795,567.	7,000,000	7,000,000

		29,490,030

Time Deposits—1.4%
Australia New Zealand Bank 1.330%, 01/02/18	3,000,000	3,000,000
Nordea Bank New York 1.300%, 01/02/18	5,000,000	5,000,000
OP Corporate Bank plc 1.990%, 01/12/18	2,500,000	2,500,000

Time Deposits—(Continued)
Royal Bank of Canada New York 1.350%, 01/02/18	5,000,000	5,000,000

		15,500,000

Total Securities Lending Reinvestments (Cost $260,108,748)		260,113,084

Total Purchased Options—0.0% (h) (Cost $2,133,318)		300,417

Total Investments—123.8% (Cost $1,222,261,493)		1,367,466,901
Other assets and liabilities (net)—(23.8)%		(262,553,157)

Net Assets—100.0%		$1,104,913,744

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $250,782,892 and the collateral received consisted of cash in the amount of $260,047,078. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 3.3% of net assets.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2017, the market value of restricted securities was $36,348,830, which is 3.3% of net assets. See details shown in the Restricted Securities table that follows.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	For a breakout of open positions, see details shown in the Purchased Options table that follows.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Airbnb, Inc. - Series D	04/16/14	188,136	$7,659,587	$19,948,060
Dropbox, Inc.	05/01/12	460,161	4,165,241	5,388,485
Dropbox, Inc. - Series A	05/25/12	51,888	470,125	607,609
Flipkart Online Pvt., Ltd. - Series D	10/04/13	60,812	1,396,995	5,358,145
Palantir Technologies, Inc. - Series G	07/19/12	541,563	1,657,183	1,846,731
Palantir Technologies, Inc. - Series H	10/25/13	174,289	611,754	594,325
Palantir Technologies, Inc. - Series H-1	10/25/13	174,289	611,754	594,325
SurveyMonkey, Inc.	11/25/14	303,799	4,997,493	2,011,150

				$36,348,830

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Purchased Options

Currency Options	Strike Price		Expiration Date	Counterparty	Number of Contracts	Notional Amount	Premiums Paid	Market Value	Unrealized Depreciation
USD Call/CNH Put	CNH	7.550	08/16/18	RBS	198,324,093	198,324,093	$1,051,118	$45,813	$(1,005,305)
USD Call/CNH Put	CNH	7.520	11/02/18	RBS	261,401,011	261,401,011	1,082,200	254,604	(827,596)

Totals							$2,133,318	$300,417	$(1,832,901)

Currencies

(CNH)—	Chinese Renminbi
(USD)—	U.S. Dollar

Counterparties

(RBS)—	Royal Bank of Scotland plc

Index Abbreviation

(LIBOR)—	London InterBank Offered Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$52,392,004	$—	$—	$52,392,004
Automobiles	12,171,972	—	—	12,171,972
Biotechnology	17,309,454	—	—	17,309,454
Capital Markets	16,331,685	—	—	16,331,685
Commercial Services & Supplies	10,811,407	—	—	10,811,407
Construction Materials	35,642,491	—	—	35,642,491
Electronic Equipment, Instruments & Components	9,536,312	—	—	9,536,312
Health Care Equipment & Supplies	72,045,988	—	—	72,045,988
Health Care Technology	133,520,964	—	—	133,520,964
Hotels, Restaurants & Leisure	10,267,387	—	—	10,267,387
Insurance	11,641,909	—	—	11,641,909
Internet & Direct Marketing Retail	41,052,289	—	—	41,052,289
Internet Software & Services	175,823,430	—	7,399,635	183,223,065
Life Sciences Tools & Services	55,163,700	—	—	55,163,700
Machinery	87,730,552	—	—	87,730,552
Multiline Retail	43,757,477	—	—	43,757,477
Professional Services	44,282,515	—	—	44,282,515
Software	152,451,435	—	—	152,451,435
Specialty Retail	54,784,899	—	—	54,784,899
Total Common Stocks	1,036,717,870	—	7,399,635	1,044,117,505
Total Convertible Preferred Stock*	—	—	19,948,060	19,948,060
Total Preferred Stocks*	—	—	9,001,135	9,001,135
Total Short-Term Investment*	—	33,986,700	—	33,986,700
Total Purchased Options*	—	300,417	—	300,417
Total Securities Lending Reinvestments	—	260,113,084	—	260,113,084
Total Investments	$1,036,717,870	$294,400,201	$36,348,830	$1,367,466,901

Collateral for Securities Loaned (Liability)	$—	$(260,047,078)	$—	$(260,047,078)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2016	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Sales	Balance as of December 31, 2017	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2017
Common Stocks
Internet Software & Services	$6,364,897	$—	$1,034,738	$—	$7,399,635	$1,034,738
Convertible Preferred Stocks
Internet Software & Services	19,771,212	—	176,848	—	19,948,060	176,848
Preferred Stocks
Internet & Direct Marketing Retail	4,978,114	2,352,557	1,247,123	(3,219,649)	5,358,145	1,247,123
Internet Software & Services	498,125	—	109,484	—	607,609	109,484
Software	3,605,071	—	(569,690)	—	3,035,381	(569,690)

Total	$35,217,419	$2,352,557	$1,998,503	$(3,219,649)	$36,348,830	$1,998,503

	Fair Value at December 31, 2017	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet Software & Services	$5,388,485	Market Transaction Method	Precedent Transaction	$8.15	$8.15	$8.15	Increase

		Market Aligned Multiples	Enterprise Value/Gross Profit	6.6x	6.6x	6.6x	Increase
			Enterprise Value/Sales	6.3x	6.3x	6.3x	Increase
			Enterprise Value/Forward Sales	5.1x	5.1x	5.1x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease

	2,011,150	Discounted Cash Flow	Weighted Average Cost of Capital	16.00%	18.00%	17.00%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase

		Comparable Company Analysis	Enterprise Value/Revenue	4.6x	4.6x	4.6x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

Preferred Stocks
Internet & Direct Marketing Retail	5,358,145	Market Transaction Method	Precedent Transaction	$88.11	$88.11	$88.11	Increase

Internet Software & Services	607,609	Market Transaction Method	Precedent Transaction	$8.15	$8.15	$8.15	Increase

		Market Aligned Multiples	Enterprise Value/Gross Profit	6.6x	6.6x	6.6x	Increase
			Enterprise Value/Sales	6.3x	6.3x	6.3x	Increase
			Enterprise Value/Forward Sales	5.1x	5.1x	5.1x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease

Software	3,035,381	Discounted Cash Flow	Weighted Average Cost of Capital	16.50%	18.50%	17.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase

		Comparable Company Analysis	Enterprise Value/Revenue	9.2x	9.2x	9.2x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

Convertible Preferred Stocks
Internet Software & Services	19,948,060	Discounted Cash Flow	Weighted Average Cost of Capital	15.50%	17.50%	16.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase

		Comparable Company Analysis	Enterprise Value/Revenue	10.1x	10.1x	10.1x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,367,466,901
Receivable for:
Fund shares sold	21,189
Dividends and interest	10,089
Prepaid expenses	2,885

Total Assets	1,367,501,064
Liabilities
Cash collateral for purchased option contracts	540,000
Collateral for securities loaned	260,047,078
Payables for:
Fund shares redeemed	946,470
Accrued Expenses:
Management fees	587,043
Distribution and service fees	86,678
Deferred trustees’ fees	133,748
Other expenses	246,303

Total Liabilities	262,587,320

Net Assets	$1,104,913,744

Net Assets Consist of:
Paid in surplus	$747,092,609
Distributions in excess of net investment income	(133,747)
Accumulated net realized gain	212,749,474
Unrealized appreciation on investments and purchase options	145,205,408

Net Assets	$1,104,913,744

Net Assets
Class A	$692,907,415
Class B	398,203,949
Class E	13,802,380
Capital Shares Outstanding*
Class A	34,348,168
Class B	20,574,119
Class E	702,358
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.17
Class B	19.35
Class E	19.65

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,222,261,493.
(b)	Includes securities loaned at value of $250,782,892.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends	$5,138,332
Interest	33,740
Securities lending income	1,894,268

Total investment income	7,066,340
Expenses
Management fees	6,724,979
Administration fees	32,922
Custodian and accounting fees	64,123
Distribution and service fees—Class B	950,173
Distribution and service fees—Class E	19,674
Audit and tax services	48,236
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	208,257
Insurance	6,546
Miscellaneous	17,769

Total expenses	8,162,471
Less management fee waiver	(194,998)
Less broker commission recapture	(126,390)

Net expenses	7,841,083

Net Investment Loss	(774,743)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	272,723,782
Purchased options	(1,001,601)

Net realized gain	271,722,181

Net change in unrealized appreciation (depreciation) on:
Investments	72,250,036
Purchased options	(1,791,578)

Net change in unrealized appreciation	70,458,458

Net realized and unrealized gain	342,180,639

Net Increase in Net Assets From Operations	$341,405,896

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(774,743)	$2,842,856
Net realized gain (loss)	271,722,181	(57,889,873)
Net change in unrealized appreciation (depreciation)	70,458,458	(25,881,396)

Increase (decrease) in net assets from operations	341,405,896	(80,928,413)

From Distributions to Shareholders
Net investment income
Class A	(2,276,102)	0
Class B	(555,334)	0
Class E	(30,621)	0

Total distributions	(2,862,057)	0

Decrease in net assets from capital share transactions	(117,158,209)	(42,843,264)

Total increase (decrease) in net assets	221,385,630	(123,771,677)

Net Assets
Beginning of period	883,528,114	1,007,299,791

End of period	$1,104,913,744	$883,528,114

Accumulated undistributed net investment income (loss)
End of period	$(133,747)	$2,666,490

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,034,000	$18,465,181	1,252,031	$17,952,256
Reinvestments	124,581	2,276,102	0	0
Redemptions	(4,754,796)	(85,468,112)	(3,375,719)	(49,901,292)

Net decrease	(3,596,215)	$(64,726,829)	(2,123,688)	$(31,949,036)

Class B
Sales	1,145,242	$19,264,159	1,826,054	$24,835,983
Reinvestments	31,643	555,334	0	0
Redemptions	(4,084,492)	(70,794,330)	(2,415,508)	(34,573,322)

Net decrease	(2,907,607)	$(50,974,837)	(589,454)	$(9,737,339)

Class E
Sales	64,159	$1,092,601	35,438	$493,384
Reinvestments	1,719	30,621	0	0
Redemptions	(146,857)	(2,579,765)	(116,082)	(1,650,273)

Net decrease	(80,979)	$(1,456,543)	(80,644)	$(1,156,889)

Decrease derived from capital shares transactions		$(117,158,209)		$(42,843,264)

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.43	$15.72	$16.51	$16.31	$11.81

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00 (b)	0.06 (c)	(0.04)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	5.80	(1.35)	(0.75)	0.22	4.59

Total from investment operations	5.80	(1.29)	(0.79)	0.21	4.61

Less Distributions
Distributions from net investment income	(0.06)	0.00	0.00	(0.01)	(0.11)

Total distributions	(0.06)	0.00	0.00	(0.01)	(0.11)

Net Asset Value, End of Period	$20.17	$14.43	$15.72	$16.51	$16.31

Total Return (%) (d)	40.36	(8.27)	(4.78)	1.29	39.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	0.70	0.68	0.69	0.69
Net ratio of expenses to average net assets (%) (e)	0.67	0.69	0.67	0.68	0.68
Ratio of net investment income (loss) to average net assets (%)	0.02	0.40 (c)	(0.25)	(0.04)	0.17
Portfolio turnover rate (%)	64	42	23	42	56
Net assets, end of period (in millions)	$692.9	$547.4	$629.9	$816.5	$930.3

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.85	$15.13	$15.93	$15.77	$11.42

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	0.02 (c)	(0.08)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	5.57	(1.30)	(0.72)	0.21	4.44

Total from investment operations	5.53	(1.28)	(0.80)	0.16	4.43

Less Distributions
Distributions from net investment income	(0.03)	0.00	0.00	0.00	(0.08)

Total distributions	(0.03)	0.00	0.00	0.00	(0.08)

Net Asset Value, End of Period	$19.35	$13.85	$15.13	$15.93	$15.77

Total Return (%) (d)	39.91	(8.46)	(5.02)	1.01	39.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.95	0.93	0.94	0.94
Net ratio of expenses to average net assets (%) (e)	0.92	0.94	0.92	0.93	0.93
Ratio of net investment income (loss) to average net assets (%)	(0.23)	0.15 (c)	(0.49)	(0.29)	(0.08)
Portfolio turnover rate (%)	64	42	23	42	56
Net assets, end of period (in millions)	$398.2	$325.1	$364.1	$404.7	$421.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.06	$15.34	$16.14	$15.96	$11.56

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	0.04 (c)	(0.06)	(0.03)	0.00 (b)
Net realized and unrealized gain (loss) on investments	5.65	(1.32)	(0.74)	0.21	4.49

Total from investment operations	5.63	(1.28)	(0.80)	0.18	4.49

Less Distributions
Distributions from net investment income	(0.04)	0.00	0.00	0.00	(0.09)

Total distributions	(0.04)	0.00	0.00	0.00	(0.09)

Net Asset Value, End of Period	$19.65	$14.06	$15.34	$16.14	$15.96

Total Return (%) (d)	40.07	(8.34)	(4.96)	1.13	39.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.85	0.83	0.84	0.84
Net ratio of expenses to average net assets (%) (e)	0.82	0.84	0.82	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.13)	0.25 (c)	(0.39)	(0.18)	0.03
Portfolio turnover rate (%)	64	42	23	42	56
Net assets, end of period (in millions)	$13.8	$11.0	$13.3	$15.5	$17.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-15

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

BHFTI-16

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances, net ordinary losses, distribution re-designations and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $33,986,700. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $29,490,030. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion

BHFTI-17

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

BHFTI-18

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$300,417

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Royal Bank of Scotland plc	$300,417	$—	$(300,417)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Purchased options	$(1,001,601)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Purchased options	$(1,791,578)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$243,671,676

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of

BHFTI-19

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$646,199,505	$0	$789,124,357

The Portfolio engaged in security transactions with other accounts managed by Morgan Stanley Investment Management Inc., the subadviser to the Portfolio, that amounted to $1,889,979 in purchases, which are included above.

BHFTI-20

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$6,724,979	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.050%	Over $850 million

An identical agreement was in place for the period November 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-21

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,222,281,991
Gross unrealized appreciation	190,201,044
Gross unrealized depreciation	(45,016,134)

Net unrealized appreciation (depreciation)	$145,184,910

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$2,862,057	$—	$—	$—	$2,862,057	$—

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$9,276,067	$203,493,908	$145,184,910	$—	$357,954,885

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $56,315,195.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-22

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Morgan Stanley Mid Cap Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Morgan Stanley Mid Cap Growth Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-25

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-26

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-27

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Morgan Stanley Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Morgan Stanley Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2017, and underperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2017. The Board also noted that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one-year period ended October 31, 2017, and underperformed its benchmark for the three- and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-28

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned 37.12%, 36.73%, and 36.90%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 23.97%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets throughout the globe rose strongly in 2017. Though valuations are not especially low, corporate earnings have been good and the world’s central banks have not shown signs of moving away from accommodative policies. Stocks were further boosted in the closing months of 2017, supported by optimism for corporate profitability due to the announced tax reform. Against this backdrop, the Portfolio produced strong results over the one-year period ended December 31, 2017.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Top contributors to performance during this period included DLF, Ltd. (Real Estate) (India), Alphabet (Information Technology) (United States), and Kering (Consumer Discretionary) (France). DLF is an Indian real estate entity that has been undergoing a lengthy restructuring. Of late, more steps have been taken to reduce leverage and sell off a significant inventory of unsold properties. Though the Indian real estate market remains soft, DLF’s management is taking the right steps to right size the portfolio and fix the balance sheet. Alphabet performed well, reflecting its advantage in a number of fast growing verticals. We see those advantages holding, and we believe that there remains significant optionality for the company, which we do not believe is, as of yet, represented in its share value. Kering is the world’s third-largest luxury goods conglomerate. Its flagship brand, Gucci, continued to demonstrate booming growth. Gucci maintains its focus on luxury goods in the upper price range and enjoys broad-based growth across customer groups and regions. The rest of the business lines have been performing roughly in line with expectations and have overall been benefiting from a more confident Asian consumer.

The most significant detractors from performance this period included TechnipFMC (Energy) (United States), Earthport (Information Technology) (United Kingdom), and Shire (Health Care) (United Kingdom). TechnipFMC is the global leader in offshore oil infrastructure equipment and services. The firm’s competitive position strengthened with the FMC combination earlier in the year. The company operates under three reporting segments: Subsea, Surface, and Onshore/Offshore. Share weakness was partially due to lower oil prices earlier in the year, which constrains oil producers’ capital spending budget, which can lead to lower inbound orders for TechnipFMC. We see tangible evidence that its various business segments, particularly in Subsea, are attracting wide customer interest and are poised to gain market share in the coming years. Shire is a diversified, Ireland-based specialty drug firm with increasing exposure to biologics manufacturing and rare diseases. The company’s performance has partially been a result of supply disruptions for its one drug, Cinryze, and faster than expected erosion of another drug, Lialda. That being said, several other drugs within the firm’s franchise have been performing strongly. Shire’s wide range of drugs to treat various diseases, including attention deficit hyperactivity disorder (ADHD), rare genetic diseases, and ulcerative colitis, buffers the company from one-product risk. We are confident in the long-term outlook for this company. Earthport provides cross-border payment services to banks and businesses. The company experienced declines after announcing it expected revenue to come in below market expectations for the year.

We believe a good starting point for investing in companies that have the capacity to grow at an above average rate for a long period of time is to be thinking carefully about what economic ecosystems are expanding structurally. From this thought process we can develop investment themes, some of which can be populated by multiple companies/beneficiaries. We believe some of these themes today include the human desire for status and happiness. Within this broad idea, the Portfolio owns some of the world’s best luxury goods companies. The use of technology to advance the treatment of illnesses for which there is no cure, or the deepening electronic content of automobiles and trucks are others. None are presently expected to capitalize on a market regime or cycle; instead they play upon trends which we believe will unfold over the next decade or more. The market that we see before us continues to carry above average headline valuations, and this is something we are mindful of. However, we believe the level of interest rates we see today matters a lot. If there ever were an environment where high multiples were to be the norm, we believe it would be now. We believe growth is picking up and inflation is not picking up much. In our view, were that to materially shift, then valuations would make much less sense. We try to assemble a portfolio that is adaptable to most environments by emphasizing the quality and sustainability of purpose for each company we invest in. We believe businesses that have these two traits can weather an uncertain future.

BHFTI-1

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio had its largest overweight positions in Information Technology, Health Care, Consumer Discretionary, and Industrials. The Portfolio had its largest underweight positions in Energy, Consumer Staples, Materials, Telecommunication Services, Utilities, and Financials. The Portfolio did not have investments in Telecommunication Services or Utilities at period end. On a country basis, overweight positions for the Portfolio included Japan, Germany, and France, and underweight positions included the United States, Canada, and Australia. Despite being underweight the United States relative to the benchmark index, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Rajeev Bhaman

John Delano

Portfolio Managers

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
Oppenheimer Global Equity Portfolio
Class A	37.12	13.31	7.31
Class B	36.73	13.02	7.03
Class E	36.90	13.14	7.15
MSCI ACWI (All Country World Index)	23.97	10.80	4.65

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Airbus SE	3.2
Alphabet, Inc. - Class A	3.0
Alphabet, Inc. - Class C	2.8
LVMH Moet Hennessy Louis Vuitton SE	2.8
Aetna, Inc.	2.7
Nidec Corp.	2.5
Citigroup, Inc.	2.5
DLF, Ltd.	2.5
S&P Global, Inc.	2.4
Facebook, Inc. - Class A	2.4

Top Countries

% of Net Assets
United States	47.3
Japan	14.3
France	9.3
Germany	9.2
United Kingdom	5.8
India	3.7
Switzerland	3.2
China	2.4
Spain	2.3
Sweden	1.2

BHFTI-3

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.60%	$1,000.00	$1,141.00	$3.24
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

Class B (a)	Actual	0.85%	$1,000.00	$1,139.40	$4.58
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

Class E (a)	Actual	0.75%	$1,000.00	$1,140.10	$4.05
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—97.5% of Net Assets

Security Description	Shares	Value

China—2.4%
Baidu, Inc. (ADR) (a)	43,100	$10,094,451
JD.com, Inc. (ADR) (a) (b)	621,885	25,758,477

		35,852,928

Denmark—0.6%
FLSmidth & Co. A/S	139,873	8,125,509

France—9.3%
Airbus SE	476,772	47,346,158
Kering	65,244	30,757,638
LVMH Moet Hennessy Louis Vuitton SE	143,447	42,137,541
Societe Generale S.A.	339,599	17,508,924

		137,750,261

Germany—7.5%
Allianz SE	121,913	27,919,733
Bayer AG	139,730	17,378,924
Linde AG (a)	66,395	15,532,229
SAP SE	282,368	31,661,879
Siemens AG	130,723	18,137,688

		110,630,453

India—3.7%
DLF, Ltd.	8,996,775	36,642,460
ICICI Bank, Ltd. (ADR) (b)	1,293,389	12,584,675
Zee Entertainment Enterprises, Ltd.	693,633	6,316,628

		55,543,763

Italy—0.7%
Brunello Cucinelli S.p.A.	184,413	5,975,595
Tod’s S.p.A. (b)	62,956	4,600,568

		10,576,163

Japan—14.3%
Dai-ichi Life Holdings, Inc.	969,000	19,993,232
FANUC Corp.	53,500	12,853,840
Keyence Corp.	61,500	34,339,488
Kyocera Corp.	271,900	17,766,211
Minebea Mitsumi, Inc.	331,000	6,945,047
Murata Manufacturing Co., Ltd.	182,600	24,405,310
Nidec Corp.	265,400	37,255,147
Nintendo Co., Ltd.	38,400	13,979,596
Omron Corp.	126,400	7,528,631
Renesas Electronics Corp. (a)	410,400	4,750,458
Suzuki Motor Corp.	287,500	16,652,026
TDK Corp.	198,600	15,852,416

		212,321,402

Spain—2.3%
Banco Bilbao Vizcaya Argentaria S.A.	1,019,950	8,682,235
Industria de Diseno Textil S.A.	743,401	25,856,648

		34,538,883

Sweden—1.2%
Assa Abloy AB - Class B	856,875	17,780,506

Switzerland—3.2%
Credit Suisse Group AG (a)	865,740	15,410,432
Roche Holding AG	30,330	7,671,768
UBS Group AG (a)	1,303,942	23,958,902

		47,041,102

United Kingdom—5.8%
Circassia Pharmaceuticals plc (a) (b)	2,218,564	3,077,482
Earthport plc (a)	8,019,017	1,116,132
International Consolidated Airlines Group S.A.	1,527,790	13,399,905
Prudential plc	1,083,433	27,855,245
TechnipFMC plc	441,784	13,646,019
Unilever plc	493,896	27,361,630

		86,456,413

United States—46.5%
3M Co.	98,220	23,118,041
ACADIA Pharmaceuticals, Inc. (a) (b)	307,400	9,255,814
Adobe Systems, Inc. (a)	193,870	33,973,779
Aetna, Inc.	220,790	39,828,308
Alphabet, Inc. - Class A (a)	41,840	44,074,256
Alphabet, Inc. - Class C (a)	40,368	42,241,075
AnaptysBio, Inc. (a)	73,840	7,437,165
Anthem, Inc.	139,220	31,325,892
Biogen, Inc. (a)	46,870	14,931,376
BioMarin Pharmaceutical, Inc. (a)	69,320	6,181,264
Bluebird Bio, Inc. (a) (b)	67,090	11,948,729
Blueprint Medicines Corp. (a) (b)	113,820	8,583,166
Centene Corp. (a)	104,560	10,548,013
Citigroup, Inc.	498,400	37,085,944
Colgate-Palmolive Co.	428,620	32,339,379
Equifax, Inc.	69,810	8,231,995
Facebook, Inc. - Class A (a)	200,620	35,401,405
FNF Group	295,630	11,600,521
Gilead Sciences, Inc.	170,200	12,193,128
Goldman Sachs Group, Inc. (The)	88,450	22,533,522
International Game Technology plc	455,501	12,075,332
Intuit, Inc.	189,270	29,863,021
Ionis Pharmaceuticals, Inc. (a) (b)	187,880	9,450,364
Loxo Oncology, Inc. (a) (b)	74,120	6,239,422
MacroGenics, Inc. (a) (b)	274,850	5,222,150
Maxim Integrated Products, Inc.	564,920	29,534,018
Newell Brands, Inc.	207,820	6,421,638
PayPal Holdings, Inc. (a)	257,260	18,939,481
S&P Global, Inc.	211,660	35,855,204
Sage Therapeutics, Inc. (a) (b)	97,640	16,082,284
Shire plc	125,086	6,488,006
Tiffany & Co. (b)	184,540	19,182,933
United Parcel Service, Inc. - Class B	127,250	15,161,838
Walt Disney Co. (The)	193,750	20,830,062
Zimmer Biomet Holdings, Inc.	130,230	15,714,854

		689,893,379

Total Common Stocks (Cost $923,824,118)		1,446,510,762

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2017

Preferred Stock—1.7%

Security Description	Shares/ Principal Amount*	Value

Germany—1.7%
Bayerische Motoren Werke (BMW) AG (Cost $20,198,129)	286,437	$25,577,128

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $12,014,492 on 01/02/18, collateralized by $12,155,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $12,258,621.	12,013,958	12,013,958

Total Short-Term Investments (Cost $12,013,958)		12,013,958

Securities Lending Reinvestments (c)—6.7%

Certificates of Deposit—3.1%
Agricultural Bank of China 1.870%, 02/15/18	1,000,000	1,000,029
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (d)	1,500,000	1,499,895
Bank of Montreal 1.972%, 01/11/18	2,502,571	2,500,367
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (d)	3,000,000	3,000,186
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (d)	1,500,000	1,500,192
China Construction Bank 1.950%, 02/20/18	1,000,000	1,000,032
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	1,750,000	1,750,000
Credit Suisse AG New York 1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	2,500,000	2,500,147
Danske Bank A/S 1.680%, 03/19/18	3,500,000	3,499,650
KBC Bank NV
Zero Coupon, 02/26/18	2,489,405	2,493,625
1.550%, 01/29/18	2,500,000	2,500,000
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (d)	1,000,000	999,904
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	1,500,000	1,499,960
1.769%, 1M LIBOR + 0.200%, 05/30/18 (d)	1,500,000	1,499,883
Mizuho Bank, Ltd., New York 1.691%, 1M LIBOR + 0.200%, 04/18/18 (d)	2,000,000	1,999,718
1.769%, 1M LIBOR + 0.200%, 05/29/18 (d)	1,500,000	1,499,883
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (d)	1,500,000	1,500,039
Norinchukin Bank New York 1.722%, 1M LIBOR + 0.170%, 02/23/18 (d)	1,000,000	1,000,021
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	1,000,000	999,966
Standard Chartered plc 1.460%, 02/02/18	2,500,000	2,499,680
1.752%, 01/23/18	1,000,050	1,000,001

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (d)	2,500,000	2,497,350
Sumitomo Mitsui Banking Corp., New York
1.521%, 1M LIBOR + 0.160%, 02/01/18 (d)	1,000,000	999,844
1.579%, 1M LIBOR + 0.200%, 02/05/18 (d)	250,000	250,009
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (d)	2,000,000	2,000,200
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (d)	1,750,000	1,749,867

		45,240,448

Commercial Paper—1.1%
Bank of China, Ltd. 1.900%, 02/12/18	3,986,911	3,992,188
Canadian Imperial Bank 1.700%, 03/19/18	2,986,683	2,989,329
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (d)	1,000,000	999,793
Macquarie Bank, Ltd., London 1.620%, 03/06/18	2,987,850	2,991,543
Sheffield Receivables Co. 1.680%, 03/14/18	2,987,120	2,989,806
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	3,000,000	2,999,916

		16,962,575

Repurchase Agreements—1.6%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $287,735 on 01/02/18, collateralized by $290,724 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $293,674.	287,679	287,679
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $2,000,311 on 01/02/18, collateralized by $1,802,462 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $2,040,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $2,252,008 on 04/02/18, collateralized by various Common Stock with a value of $2,420,000.	2,200,000	2,200,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,200,207 on 01/02/18, collateralized by $1,243,210 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $1,220,155.	1,200,000	1,200,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $2,100,362 on 01/02/18, collateralized by $2,162,160 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $2,142,008.	2,100,000	2,100,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $1,200,253 on 01/02/18, collateralized by $1,231,212 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $1,224,005.	1,200,000	$1,200,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $252,777 on 04/03/18, collateralized by $1,588 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $278,055.	250,000	250,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $1,234,344 on 04/02/18, collateralized by various Common Stock with a value of $1,320,000.	1,200,000	1,200,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $1,520,028 on 04/02/18, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $5,000,850 on 01/02/18, collateralized by $7,560,532 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $5,100,868.	5,000,000	5,000,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $2,000,320 on 01/02/18, collateralized by $6,031,321 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $2,040,001.	2,000,000	2,000,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $4,831,008 on 01/02/18, collateralized by various Common Stock with a value of $5,345,532.	4,800,000	4,800,000

		23,737,679

Time Deposits—0.9%
Australia New Zealand Bank 1.330%, 01/02/18	4,000,000	4,000,000
Bank of Montreal 1.400%, 01/03/18	400,000	400,000
Nordea Bank New York 1.300%, 01/02/18	3,000,000	3,000,000
OP Corporate Bank plc 1.990%, 01/12/18	2,500,000	2,500,000
Royal Bank of Canada New York 1.350%, 01/02/18	3,000,000	3,000,000

Time Deposits—(Continued)
Standard Chartered plc 1.490%, 01/02/18	700,000	700,000

		13,600,000

Total Securities Lending Reinvestments (Cost $99,543,770)		99,540,702

Total Investments—106.7% (Cost $1,055,579,975)		1,583,642,550
Other assets and liabilities (net)—(6.7)%		(99,444,938)

Net Assets—100.0%		$1,484,197,612

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $96,055,273 and the collateral received consisted of cash in the amount of $99,528,270. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

Ten Largest Industries as of December 31, 2017 (Unaudited)	% of Net Assets
Internet Software & Services	8.9
Biotechnology	7.9
Software	7.4
Electronic Equipment, Instruments & Components	6.7
Capital Markets	6.6
Insurance	5.9
Textiles, Apparel & Luxury Goods	5.6
Health Care Providers & Services	5.5
Banks	5.1
Aerospace & Defense	3.2

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$35,852,928	$—	$—	$35,852,928
Denmark	—	8,125,509	—	8,125,509
France	—	137,750,261	—	137,750,261
Germany	—	110,630,453	—	110,630,453
India	12,584,675	42,959,088	—	55,543,763
Italy	—	10,576,163	—	10,576,163
Japan	—	212,321,402	—	212,321,402
Spain	—	34,538,883	—	34,538,883
Sweden	—	17,780,506	—	17,780,506
Switzerland	—	47,041,102	—	47,041,102
United Kingdom	—	86,456,413	—	86,456,413
United States	683,405,373	6,488,006	—	689,893,379
Total Common Stocks	731,842,976	714,667,786	—	1,446,510,762
Total Preferred Stock*	—	25,577,128	—	25,577,128
Total Short-Term Investment*	—	12,013,958	—	12,013,958
Total Securities Lending Reinvestments*	—	99,540,702	—	99,540,702
Total Investments	$731,842,976	$851,799,574	$—	$1,583,642,550

Collateral for Securities Loaned (Liability)	$—	$(99,528,270)	$—	$(99,528,270)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,583,642,550
Receivable for:
Investments sold	997,481
Fund shares sold	133,981
Dividends and interest	1,256,929
Prepaid expenses	3,796

Total Assets	1,586,034,737
Liabilities
Collateral for securities loaned	99,528,270
Payables for:
Investments purchased	27,951
Fund shares redeemed	1,008,731
Foreign taxes	40,672
Accrued Expenses:
Management fees	702,862
Distribution and service fees	89,612
Deferred trustees’ fees	149,042
Other expenses	289,985

Total Liabilities	101,837,125

Net Assets	$1,484,197,612

Net Assets Consist of:
Paid in surplus	$815,573,127
Undistributed net investment income	9,902,371
Accumulated net realized gain	130,657,440
Unrealized appreciation on investments and foreign currency transactions (c)	528,064,674

Net Assets	$1,484,197,612

Net Assets
Class A	$1,052,828,886
Class B	407,121,890
Class E	24,246,836
Capital Shares Outstanding*
Class A	40,283,516
Class B	15,662,005
Class E	931,160
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$26.14
Class B	25.99
Class E	26.04

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,055,579,975.
(b)	Includes securities loaned at value of $96,055,273.
(c)	Includes foreign capital gains tax of $40,672.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$20,828,290
Interest	12,717
Securities lending income	494,283

Total investment income	21,335,290
Expenses
Management fees	9,398,247
Administration fees	44,880
Custodian and accounting fees	236,625
Distribution and service fees—Class B	969,493
Distribution and service fees—Class E	34,817
Audit and tax services	52,978
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	131,319
Insurance	9,027
Miscellaneous	54,021

Total expenses	11,021,199
Less management fee waiver	(1,455,649)

Net expenses	9,565,550

Net Investment Income	11,769,740

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	152,617,458
Foreign currency transactions	(39,366)

Net realized gain	152,578,092

Net change in unrealized appreciation on:
Investments (c)	278,784,235
Foreign currency transactions	109,387

Net change in unrealized appreciation	278,893,622

Net realized and unrealized gain	431,471,714

Net Increase in Net Assets From Operations	$443,241,454

(a)	Net of foreign withholding taxes of $1,690,110.
(b)	Net of foreign capital gains tax of $25,530.
(c)	Includes change in foreign capital gains tax of $279,428.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,769,740	$14,604,127
Net realized gain (loss)	152,578,092	(17,012,466)
Net change in unrealized appreciation	278,893,622	12,484,974

Increase in net assets from operations	443,241,454	10,076,635

From Distributions to Shareholders
Net investment income
Class A	(11,323,590)	(10,805,117)
Class B	(3,474,759)	(3,267,233)
Class E	(229,424)	(224,399)
Net realized capital gains
Class A	0	(44,990,271)
Class B	0	(17,932,653)
Class E	0	(1,111,638)

Total distributions	(15,027,773)	(78,331,311)

Increase (decrease) in net assets from capital share transactions	(244,203,164)	89,900,099

Total increase in net assets	184,010,517	21,645,423

Net Assets
Beginning of period	1,300,187,095	1,278,541,672

End of period	$1,484,197,612	$1,300,187,095

Undistributed net investment income
End of period	$9,902,371	$11,213,177

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,043,251	$24,179,814	6,612,047	$125,637,728
Reinvestments	498,837	11,323,590	3,150,502	55,795,388
Redemptions	(9,255,906)	(212,690,458)	(3,965,358)	(75,196,317)

Net increase (decrease)	(7,713,818)	$(177,187,054)	5,797,191	$106,236,799

Class B
Sales	767,291	$17,662,996	1,267,429	$23,567,086
Reinvestments	153,682	3,474,759	1,201,807	21,199,886
Redemptions	(3,714,515)	(84,788,981)	(3,070,079)	(57,871,292)

Net decrease	(2,793,542)	$(63,651,226)	(600,843)	$(13,104,320)

Class E
Sales	73,143	$1,671,440	60,544	$1,131,182
Reinvestments	10,138	229,424	75,653	1,336,037
Redemptions	(226,567)	(5,265,748)	(303,927)	(5,699,599)

Net decrease	(143,286)	$(3,364,884)	(167,730)	$(3,232,380)

Increase (decrease) derived from capital shares transactions		$(244,203,164)		$89,900,099

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013(a)
Net Asset Value, Beginning of Period	$19.28	$20.49	$20.34	$20.73	$16.63

Income (Loss) from Investment Operations
Net investment income (b)	0.21	0.23 (c)	0.24	0.30	0.24
Net realized and unrealized gain (loss) on investments	6.91	(0.24)	0.64	0.14	4.24

Total from investment operations	7.12	(0.01)	0.88	0.44	4.48

Less Distributions
Distributions from net investment income	(0.26)	(0.23)	(0.26)	(0.21)	(0.38)
Distributions from net realized capital gains	0.00	(0.97)	(0.47)	(0.62)	0.00

Total distributions	(0.26)	(1.20)	(0.73)	(0.83)	(0.38)

Net Asset Value, End of Period	$26.14	$19.28	$20.49	$20.34	$20.73

Total Return (%) (d)	37.12	0.46	4.10	2.30	27.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.71	0.71	0.74	0.71
Net ratio of expenses to average net assets (%) (e)	0.60	0.63	0.65	0.70	0.69
Ratio of net investment income to average net assets (%)	0.90	1.23 (c)	1.14	1.48	1.27
Portfolio turnover rate (%)	9	19	19	22	11
Net assets, end of period (in millions)	$1,052.8	$925.5	$864.8	$775.0	$484.4

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013(a)
Net Asset Value, Beginning of Period	$19.18	$20.38	$20.23	$20.63	$16.54

Income (Loss) from Investment Operations
Net investment income (b)	0.15	0.19 (c)	0.19	0.24	0.18
Net realized and unrealized gain (loss) on investments	6.86	(0.24)	0.63	0.15	4.23

Total from investment operations	7.01	(0.05)	0.82	0.39	4.41

Less Distributions
Distributions from net investment income	(0.20)	(0.18)	(0.20)	(0.17)	(0.32)
Distributions from net realized capital gains	0.00	(0.97)	(0.47)	(0.62)	0.00

Total distributions	(0.20)	(1.15)	(0.67)	(0.79)	(0.32)

Net Asset Value, End of Period	$25.99	$19.18	$20.38	$20.23	$20.63

Total Return (%) (d)	36.73	0.20	3.86	2.03	27.01

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.96	0.99	0.96
Net ratio of expenses to average net assets (%) (e)	0.85	0.88	0.90	0.95	0.94
Ratio of net investment income to average net assets (%)	0.65	1.01 (c)	0.90	1.18	0.99
Portfolio turnover rate (%)	9	19	19	22	11
Net assets, end of period (in millions)	$407.1	$354.0	$388.4	$410.1	$448.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013(a)
Net Asset Value, Beginning of Period	$19.21	$20.41	$20.26	$20.66	$16.56

Income (Loss) from Investment Operations
Net investment income (b)	0.17	0.21 (c)	0.21	0.26	0.20
Net realized and unrealized gain (loss) on investments	6.89	(0.24)	0.63	0.15	4.25

Total from investment operations	7.06	(0.03)	0.84	0.41	4.45

Less Distributions
Distributions from net investment income	(0.23)	(0.20)	(0.22)	(0.19)	(0.35)
Distributions from net realized capital gains	0.00	(0.97)	(0.47)	(0.62)	0.00

Total distributions	(0.23)	(1.17)	(0.69)	(0.81)	(0.35)

Net Asset Value, End of Period	$26.04	$19.21	$20.41	$20.26	$20.66

Total Return (%) (d)	36.90	0.31	3.94	2.13	27.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.86	0.86	0.89	0.86
Net ratio of expenses to average net assets (%) (e)	0.75	0.78	0.80	0.85	0.84
Ratio of net investment income to average net assets (%)	0.75	1.12 (c)	1.01	1.28	1.07
Portfolio turnover rate (%)	9	19	19	22	11
Net assets, end of period (in millions)	$24.2	$20.6	$25.4	$29.6	$34.7

(a)	At the close of business on April 26, 2013, the Portfolio acquired all the assets and liabilities of the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (the “MSF Oppenheimer Global Equity Predecessor”). The MSF Oppenheimer Global Equity Predecessor was the accounting survivor of the merger for financial reporting purposes, therefore, the financial statements presented for the Portfolio reflect the historical results of MSF Oppenheimer Global Equity Predecessor prior to the acquisition and the combined results thereafter.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Oppenheimer Global Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-13

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-14

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gain tax reclasses, and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $12,013,958. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $23,737,679. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$120,214,840	$0	$355,091,141

During the year ended December 31, 2017, the Portfolio engaged in security transactions with other accounts managed by OppenheimerFunds, Inc., the subadviser to the Portfolio. These amounted to $1,811,050 in sales of investments, which are included above and resulted in realized gains of $381,165.

BHFTI-16

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$9,398,247	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. OppenheimerFunds, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period January 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $100 million
0.100%	$100 million to $250 million
0.090%	$250 million to $500 million
0.080%	$500 million to $600 million
0.090%	$600 million to $750 million
0.080%	$750 million to $800 million
0.110%	$800 million to $1.25 billion
0.130%	Over $1.25 billion

Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

BHFTI-17

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,063,219,565
Gross unrealized appreciation	541,959,058
Gross unrealized depreciation	(21,576,745)

Net unrealized appreciation (depreciation)	$520,382,313

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$15,027,772	$17,561,320	$—	$60,769,991	$15,027,772	$78,331,311

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$16,350,230	$131,998,212	$520,425,084	$—	$668,773,526

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $18,215,186.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-18

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Oppenheimer Global Equity Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Oppenheimer Global Equity Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Oppenheimer Global Equity Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-21

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-22

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-23

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Oppenheimer Global Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and OppenheimerFunds, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index Net Return, for the one-, three- and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median, and above the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned 12.60%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 15.15%.

MARKET ENVIRONMENT / CONDITIONS

2017 proved to be a banner year for global equities as all regions posted very strong, positive results. The emerging markets were the best performer as the MSCI Emerging Markets Index gained 37.3%. U.S. markets came in second place followed by developed non-U.S. markets as the S&P 500 Index gained 21.8% and the MSCI World ex-U.S. Index (Hedged) climbed 16.1%. Within the U.S., large cap stocks outperformed small caps with the Russell 2000 Index ending the year up 14.6%. Good news on wage growth and a drop in the unemployment rate, coupled with other positive economic news ultimately led the U.S. Federal Reserve (the “Fed”) to raise interest rates for the third time in 2017. In Europe, mixed news hindered stronger returns seen in earlier months. The Catalan crisis in Spain was in full swing towards the end of the year, but was somewhat counterbalanced by the European Central Bank’s (the “ECB”) decision to keep the end of its quantitative easing program open. In Asia, Japan re-elected Prime Minister Shinzo Abe for a third time signaling continuity in both fiscal and monetary policy and China held its 19th National Party Congress in which President Xi Jinping discussed market reform and foreign investment.

While equities continued to surge upward, fueled in part by a key legislative victory for Republicans in overhauling the U.S. tax code as well as encouraging U.S. labor data, investor demand for U.S. Treasuries persisted. As widely expected, the Fed increased short-term interest rates at their final meeting of the year. The Fed’s decision to hike rates again notably occurred as the spread between 10-year and 2-year Treasury yields continued to narrow to its lowest level since before the Global Financial Crisis began in late 2007. While a flattening yield curve has signaled the onset of a recession in the past, the Fed clearly believes in the drivers of the current economic growth and, therefore, that historical relationship does not always hold true. Across the Atlantic, the ECB took its first steps of reducing quantitative easing by cutting the amount of its bond buying program, although its economic stimulus measures could remain in place well into 2018. The Citigroup U.S. Treasury Index finished 2017 rising by 2.3% while the Citigroup World Government Bond Index ex-U.S. (Hedged) gained 0.6%. Demand for investment grade bonds also persisted throughout the year as credit spreads continued to narrow. The Bloomberg Barclays U.S. Credit Index ended the year up 6.2%, the strongest annual gain for the index since 2014. The Bloomberg Barclays World Government Inflation-Linked Bond Index (Hedged) was also a top performing segment of the bond market rising 3.3% for the year.

The S&P Goldman Sachs Commodity Index (“GSCI”) gained 4.8% for the year, boosted in large part by a strong rally in the fourth quarter. This rally capped a remarkable second half turnaround by the GSCI, which was down by more than 10.5% midway through the year. Commodity prices were supported by a weaker U.S. dollar, which declined relative to other major currencies throughout the second half of the year. Commodity contracts are typically priced in U.S. dollars and tend to have an inverse relationship moving higher when the dollar weakens.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The PanAgora Global Diversified Risk Portfolio’s investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and avoiding risk concentration within a portfolio is the best way to achieve true diversification. PanAgora seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including an approach to tactical risk management called Dynamic Risk Allocation. The Portfolio targets a neutral risk allocation of 40% equities, 40% nominal fixed income, and 20% inflation protection.

Exposure to all three of the main asset classes used in the Portfolio contributed positively. These include global equities, nominal fixed income, and inflation protected investments. Equities (+9.1%) were the top contributing asset class, led by the strong, year-long positive performance of the emerging markets as well as by non-U.S. developed markets equities. Inflation protected assets (+2.6%) also contributed strongly, boosted in part by the Portfolio’s risk-balanced exposure to commodities. Portfolio exposure to inflation-linked bonds also contributed positively as the U.S. annual inflation rate continued to climb. Exposure to nominal fixed income (+1.6%) also contributed, but to a lesser extent, mainly supported by positive performance from investment grade credit and non-U.S. government debt.

On average, the Portfolio maintained an overweight position in equities and inflation protected investments and an underweight position to nominal fixed income relative to the Portfolio’s strategic (neutral) risk targets. For the one-year period, this active positioning modestly contributed to overall Portfolio performance.

The Portfolio invests in derivatives, such as exchange-traded futures within the equity, fixed income, and commodities asset classes, and swaps on futures within fixed income and commodities. The Portfolio invests in derivatives in order to gain exposure to certain asset classes and to enhance returns. All derivatives used during the period from January 1, 2017 through December 31, 2017 performed as expected.

At the end of the reporting period, the Portfolio had further increased its overweight position to equities and inflation protected assets at the expense of nominal fixed income.

Within equities, the Portfolio was overweight U.S. large cap, developed non-U.S., and emerging markets equities and underweight U.S.

BHFTI-1

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

small cap. Within inflation protected investments, the Portfolio was overweight both inflation-linked bonds and commodities. Within nominal fixed income, the Portfolio was underweight U.S. government debt and international government debt and overweight investment grade credit.

Edward Qian

Bryan Belton

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	Since Inception[2]
PanAgora Global Diversified Risk Portfolio
Class B	12.60	6.11
Dow Jones Moderate Index	15.15	6.88

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of Class B shares is 4/14/2014. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	152.6
Global Developed Equities	53.1
Commodities - Production Weighted	25.7
Global Inflation-Linked Bonds	18.2
Global Emerging Equities	10.4

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class B (a)	Actual	1.08%	$1,000.00	$1,072.90	$5.64
	Hypothetical*	1.08%	$1,000.00	$1,019.76	$5.50

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Foreign Government—16.5% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Sovereign—16.5%
Deutsche Bundesrepublik Inflation Linked Bond 0.100%, 04/15/23 (EUR) (a)	6,301,514	$8,140,045
France Government Bond OAT 0.250%, 07/25/24 (EUR) (a)	7,248,780	9,573,276
Italy Buoni Poliennali Del Tesoro 2.350%, 09/15/24 (144A) (EUR) (a)	4,476,847	6,141,702
United Kingdom Gilt Inflation Linked Bond 0.625%, 03/22/40 (GBP) (a)	8,391,438	18,451,560

Total Foreign Government (Cost $37,814,684)		42,306,583

Mutual Fund—16.3%

Investment Company Security—16.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $41,186,714)	345,645	42,016,606

Common Stocks—13.6%

Aerospace & Defense—0.2%
Arconic, Inc.	741	20,192
BAE Systems plc	2,670	20,536
Boeing Co. (The)	92	27,132
Bombardier, Inc. - Class B (b)	13,521	32,592
CAE, Inc.	2,768	51,418
Elbit Systems, Ltd.	530	70,791
General Dynamics Corp.	86	17,497
Harris Corp.	173	24,505
L3 Technologies, Inc.	98	19,389
Leonardo S.p.A.	1,580	18,786
Lockheed Martin Corp.	59	18,942
Northrop Grumman Corp.	68	20,870
Raytheon Co.	84	15,779
Rockwell Collins, Inc.	177	24,005
Safran S.A.	295	30,335
Thales S.A.	229	24,643
TransDigm Group, Inc.	85	23,343
United Technologies Corp.	153	19,518

		480,273

Air Freight & Logistics—0.0%
C.H. Robinson Worldwide, Inc.	211	18,798
Deutsche Post AG	629	29,881
Expeditors International of Washington, Inc.	329	21,283
FedEx Corp.	94	23,457
Yamato Holdings Co., Ltd.	800	16,105

		109,524

Airlines—0.1%
Alaska Air Group, Inc.	180	13,232
American Airlines Group, Inc.	353	18,367
Delta Air Lines, Inc.	247	13,832

Airlines—(Continued)
International Consolidated Airlines Group S.A. - Class DI	2,843	24,649
Ryanair Holdings plc (ADR) (b)	645	67,203
Singapore Airlines, Ltd.	4,000	31,861
Southwest Airlines Co.	310	20,289
United Continental Holdings, Inc. (b)	260	17,524

		206,957

Auto Components—0.1%
Aptiv plc	206	17,475
BorgWarner, Inc.	411	20,998
GKN plc	6,802	29,207
Linamar Corp.	505	29,412
Magna International, Inc.	703	39,842
Nokian Renkaat Oyj	1,177	53,312

		190,246

Automobiles—0.1%
Daimler AG	344	29,210
Ferrari NV	523	54,860
Fiat Chrysler Automobiles NV (b)	2,298	40,975
General Motors Co.	445	18,240
Honda Motor Co., Ltd.	300	10,286

		153,571

Banks—0.4%
ABN AMRO Group NV	1,412	45,436
Banco Bilbao Vizcaya Argentaria S.A.	3,372	28,704
Bank Hapoalim B.M.	6,281	46,169
Bank Leumi Le-Israel B.M.	8,506	51,233
Bank of America Corp.	695	20,516
Bank of East Asia, Ltd. (The)	6,400	27,693
Bank of Ireland Group plc (b)	5,382	45,783
Bank of Montreal	331	26,488
Bank of Nova Scotia (The)	409	26,395
Bankinter S.A.	3,025	28,632
BB&T Corp.	363	18,048
Canadian Imperial Bank of Commerce	295	28,758
Comerica, Inc.	216	18,751
Commonwealth Bank of Australia	245	15,312
Danske Bank A/S	1,272	49,451
DNB ASA	2,129	39,365
Erste Group Bank AG (b)	782	33,724
Fifth Third Bancorp	693	21,026
Fukuoka Financial Group, Inc.	5,000	28,101
Hang Seng Bank, Ltd.	1,000	24,794
Huntington Bancshares, Inc.	1,176	17,123
ING Groep NV	1,800	33,121
Intesa Sanpaolo S.p.A. - Risparmio Shares	6,879	21,936
Japan Post Bank Co., Ltd.	1,800	23,372
KBC Groep NV	400	34,080
KeyCorp	1,042	21,017
Mitsubishi UFJ Financial Group, Inc.	3,700	27,148

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Mizrahi Tefahot Bank, Ltd.	2,557	$47,116
Mizuho Financial Group, Inc.	11,700	21,252
People’s United Financial, Inc.	879	16,437
Raiffeisen Bank International AG (b)	1,007	36,464
Regions Financial Corp.	1,152	19,907
Royal Bank of Canada	347	28,337
Sumitomo Mitsui Financial Group, Inc.	500	21,595
SunTrust Banks, Inc.	236	15,243
Suruga Bank, Ltd.	900	19,249
Toronto-Dominion Bank (The)	500	29,296
U.S. Bancorp	317	16,985

		1,074,057

Beverages—0.3%
Anheuser-Busch InBev S.A.	432	48,187
Asahi Group Holdings, Ltd.	600	29,747
Brown-Forman Corp. - Class B	617	42,369
Carlsberg A/S - Class B	505	60,487
Coca-Cola Amatil, Ltd.	5,567	36,924
Coca-Cola Co. (The)	653	29,960
Constellation Brands, Inc. - Class A	167	38,171
Diageo plc	882	32,280
Dr Pepper Snapple Group, Inc.	367	35,621
Heineken Holding NV	402	39,717
Heineken NV	359	37,420
Kirin Holdings Co., Ltd.	1,400	35,224
Molson Coors Brewing Co. - Class B	558	45,795
Monster Beverage Corp. (b)	660	41,771
PepsiCo, Inc.	226	27,102
Pernod-Ricard S.A.	257	40,681
Remy Cointreau S.A.	348	48,215
Suntory Beverage & Food, Ltd.	600	26,682
Treasury Wine Estates, Ltd.	3,976	49,454

		745,807

Biotechnology—0.1%
AbbVie, Inc.	271	26,208
Alexion Pharmaceuticals, Inc. (b)	119	14,231
Amgen, Inc.	95	16,521
Biogen, Inc. (b)	61	19,433
Celgene Corp. (b)	136	14,193
CSL, Ltd.	550	60,534
Genmab A/S (b)	125	20,728
Gilead Sciences, Inc.	214	15,331
Grifols S.A.	3,073	89,857
Incyte Corp. (b)	154	14,585
Regeneron Pharmaceuticals, Inc. (b)	31	11,655
Shire plc	597	30,965
Vertex Pharmaceuticals, Inc. (b)	89	13,338

		347,579

Building Products—0.0%
Allegion plc	164	13,048
Assa Abloy AB - Class B	828	17,181
Johnson Controls International plc	346	13,186

		43,415

Capital Markets—0.1%
Bank of New York Mellon Corp. (The)	286	15,404
Cboe Global Markets, Inc.	158	19,685
CME Group, Inc.	120	17,526
Daiwa Securities Group, Inc.	3,000	18,827
Deutsche Boerse AG	304	35,238
E*Trade Financial Corp. (b)	400	19,828
Intercontinental Exchange, Inc.	225	15,876
Invesco, Ltd.	412	15,055
Moody’s Corp.	117	17,270
Northern Trust Corp.	175	17,481
Raymond James Financial, Inc.	184	16,431
T. Rowe Price Group, Inc.	207	21,721
UBS Group AG (b)	1,516	27,855

		258,197

Chemicals—0.7%
Agrium, Inc.	409	47,043
Air Liquide S.A.	481	60,496
Air Products & Chemicals, Inc.	274	44,958
Air Water, Inc.	1,400	29,433
Akzo Nobel NV	674	58,954
Albemarle Corp.	342	43,738
Arkema S.A.	326	39,615
CF Industries Holdings, Inc.	1,267	53,898
Chr Hansen Holding A/S	1,268	118,920
Croda International plc	618	36,902
DowDuPont, Inc.	151	10,754
Eastman Chemical Co.	359	33,258
Ecolab, Inc.	287	38,510
EMS-Chemie Holding AG	59	39,376
FMC Corp.	390	36,917
Frutarom Industries, Ltd.	1,021	95,830
Givaudan S.A.	20	46,132
International Flavors & Fragrances, Inc.	298	45,478
Israel Chemicals, Ltd.	12,542	50,802
Johnson Matthey plc	683	28,239
JSR Corp.	1,400	27,569
K&S AG	1,863	46,400
Kaneka Corp.	3,000	27,408
Koninklijke DSM NV	655	62,438
Kuraray Co., Ltd.	1,200	22,650
LyondellBasell Industries NV - Class A	401	44,238
Mitsubishi Gas Chemical Co., Inc.	800	23,015
Monsanto Co.	303	35,384
Mosaic Co. (The)	1,738	44,597
Novozymes A/S - B Shares	1,290	73,696
PPG Industries, Inc.	292	34,112
Praxair, Inc.	274	42,382
Sherwin-Williams Co. (The)	95	38,954
Shin-Etsu Chemical Co., Ltd.	300	30,428
Sika AG	6	47,561
Solvay S.A.	361	50,132
Sumitomo Chemical Co., Ltd.	4,000	28,767
Symrise AG	638	54,700
Teijin, Ltd.	1,000	22,285
Toray Industries, Inc.	3,000	28,297

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Umicore S.A.	1,434	$67,763
Yara International ASA	1,630	74,608

		1,886,637

Commercial Services & Supplies—0.1%
Brambles, Ltd.	3,912	30,667
Cintas Corp.	142	22,128
ISS A/S	666	25,691
Republic Services, Inc.	273	18,458
Stericycle, Inc. (b)	397	26,992
Waste Management, Inc.	249	21,489

		145,425

Communications Equipment—0.1%
Cisco Systems, Inc.	486	18,614
F5 Networks, Inc. (b)	201	26,375
Juniper Networks, Inc.	468	13,338
Motorola Solutions, Inc.	189	17,074
Nokia Oyj	14,804	69,147
Telefonaktiebolaget LM Ericsson - B Shares	12,906	84,603

		229,151

Construction & Engineering—0.0%
Boskalis Westminster	622	23,445
Fluor Corp.	307	15,857
Jacobs Engineering Group, Inc.	214	14,115
SNC-Lavalin Group, Inc.	718	32,587

		86,004

Construction Materials—0.1%
CRH plc	1,530	55,042
Fletcher Building, Ltd.	10,732	57,770
HeidelbergCement AG	380	41,136
Martin Marietta Materials, Inc.	154	34,040
Vulcan Materials Co.	291	37,356

		225,344

Consumer Finance—0.0%
Navient Corp.	1,295	17,249
Synchrony Financial	391	15,097

		32,346

Containers & Packaging—0.1%
Amcor, Ltd.	3,544	42,583
Avery Dennison Corp.	416	47,782
Ball Corp.	816	30,885
CCL Industries, Inc. - Class B	629	29,063
International Paper Co.	556	32,215
Sealed Air Corp.	757	37,320
WestRock Co.	609	38,495

		258,343

Distributors—0.0%
Genuine Parts Co.	133	12,636

Distributors—(Continued)
Jardine Cycle & Carriage, Ltd.	2,000	60,786
LKQ Corp. (b)	423	17,203

		90,625

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	500	17,556
H&R Block, Inc.	576	15,103

		32,659

Diversified Financial Services—0.1%
Berkshire Hathaway, Inc. - Class B (b)	88	17,443
Industrivarden AB - C Shares	1,131	27,851
Investor AB - B Shares	527	23,967
Leucadia National Corp.	764	20,238
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,100	24,425
Wendel S.A.	141	24,427

		138,351

Diversified Telecommunication Services—1.2%
AT&T, Inc.	9,396	365,316
BCE, Inc.	1,778	85,406
Bezeq The Israeli Telecommunication Corp., Ltd.	73,892	111,700
BT Group plc	20,318	74,393
CenturyLink, Inc.	25,877	431,628
Deutsche Telekom AG	3,693	65,494
Elisa Oyj	1,913	74,996
HKT Trust & HKT, Ltd.	84,000	107,120
Iliad S.A.	253	60,628
Koninklijke KPN NV	25,129	87,668
Nippon Telegraph & Telephone Corp.	1,800	84,700
Orange S.A.	3,560	61,776
PCCW, Ltd.	178,000	103,364
Proximus SADP	3,105	101,914
Singapore Telecommunications, Ltd.	31,500	84,078
Spark New Zealand, Ltd.	32,587	83,811
Swisscom AG	193	102,590
TDC A/S	12,434	76,404
Telecom Italia S.p.A. (b)	62,166	53,666
Telecom Italia S.p.A. - Risparmio Shares	76,475	54,624
Telefonica Deutschland Holding AG	14,420	72,414
Telefonica S.A.	5,840	56,862
Telenor ASA	4,744	101,620
Telia Co. AB	11,233	50,000
Telstra Corp., Ltd.	31,944	90,427
TELUS Corp.	1,830	69,327
TPG Telecom, Ltd.	14,589	74,756
Verizon Communications, Inc.	6,221	329,277

		3,115,959

Electric Utilities—0.8%
Alliant Energy Corp.	1,376	58,631
American Electric Power Co., Inc.	626	46,055
AusNet Services	35,475	50,024
Chubu Electric Power Co., Inc.	2,300	28,565
Chugoku Electric Power Co., Inc. (The)	2,900	31,130

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
CK Infrastructure Holdings, Ltd.	11,000	$94,431
CLP Holdings, Ltd.	9,500	97,217
Duke Energy Corp.	524	44,074
Edison International	628	39,715
EDP - Energias de Portugal S.A.	19,813	68,581
Electricite de France S.A.	3,815	47,591
Emera, Inc.	1,377	51,465
Endesa S.A.	2,576	55,107
Enel S.p.A.	11,684	71,817
Entergy Corp.	600	48,834
Eversource Energy	791	49,975
Exelon Corp.	1,190	46,898
FirstEnergy Corp.	1,409	43,144
Fortis, Inc.	1,364	50,035
Fortum Oyj	3,905	77,301
HK Electric Investments & HK Electric Investments, Ltd.	82,500	75,497
Hydro One, Ltd.	2,467	43,962
Iberdrola S.A.	7,486	57,932
Kansai Electric Power Co., Inc. (The)	3,200	39,163
Kyushu Electric Power Co., Inc.	2,800	29,330
Mercury NZ, Ltd.	28,837	68,726
NextEra Energy, Inc.	341	53,261
Orsted A/S	1,916	104,385
PG&E Corp.	807	36,178
Pinnacle West Capital Corp.	615	52,386
Power Assets Holdings, Ltd.	7,500	63,295
PPL Corp.	1,294	40,049
Red Electrica Corp. S.A.	1,648	36,953
Southern Co. (The)	892	42,896
SSE plc	3,302	58,824
Terna Rete Elettrica Nazionale S.p.A.	13,306	77,266
Tohoku Electric Power Co., Inc.	2,300	29,420
Tokyo Electric Power Co. Holdings, Inc. (b)	5,800	22,963
Xcel Energy, Inc.	1,128	54,268

		2,087,344

Electrical Equipment—0.1%
ABB, Ltd.	1,108	29,631
Acuity Brands, Inc.	141	24,816
AMETEK, Inc.	263	19,060
Eaton Corp. plc	241	19,041
Emerson Electric Co.	316	22,022
Prysmian S.p.A.	1,058	34,510
Rockwell Automation, Inc.	79	15,512

		164,592

Electronic Equipment, Instruments & Components—0.1%
Amphenol Corp. - Class A	286	25,111
Corning, Inc.	679	21,721
FLIR Systems, Inc.	418	19,487
Hamamatsu Photonics KK	900	30,150
Hexagon AB - B Shares	1,675	83,771
Hirose Electric Co., Ltd.	200	29,242
Ingenico Group S.A.	566	60,397
Keyence Corp.	60	33,502
TE Connectivity, Ltd.	255	24,235

		327,616

Energy Equipment & Services—0.1%
Halliburton Co.	527	25,755
Helmerich & Payne, Inc.	506	32,708
National Oilwell Varco, Inc.	1,069	38,505
Schlumberger, Ltd.	385	25,945
TechnipFMC plc	1,045	32,719
Tenaris S.A.	3,811	60,158
Transocean, Ltd. (b)	2,112	22,556

		238,346

Equity Real Estate Investment Trusts—0.3%
Alexandria Real Estate Equities, Inc.	140	18,283
American Tower Corp.	81	11,556
Apartment Investment & Management Co. - Class A	320	13,987
AvalonBay Communities, Inc.	72	12,846
CapitaLand Mall Trust	16,900	26,900
Crown Castle International Corp.	132	14,653
Digital Realty Trust, Inc.	95	10,821
Equity Residential	312	19,896
Essex Property Trust, Inc.	49	11,827
Extra Space Storage, Inc.	152	13,292
Federal Realty Investment Trust	179	23,773
Fonciere Des Regions	212	24,021
Gecina S.A.	143	26,384
GGP, Inc.	900	21,051
GPT Group (The)	7,625	30,355
H&R Real Estate Investment Trust	1,522	25,863
HCP, Inc.	366	9,545
Host Hotels & Resorts, Inc.	799	15,860
Kimco Realty Corp.	1,261	22,887
Klepierre	281	12,357
Macerich Co. (The)	190	12,479
Mid-America Apartment Communities, Inc.	203	20,414
Mirvac Group	7,066	12,918
Nippon Prologis REIT, Inc.	2	4,228
ProLogis, Inc.	224	14,450
Public Storage	65	13,585
Realty Income Corp.	243	13,856
Regency Centers Corp.	217	15,012
Scentre Group	5,107	16,666
SL Green Realty Corp.	119	12,011
Suntec Real Estate Investment Trust	23,500	37,723
UDR, Inc.	346	13,328
Ventas, Inc.	163	9,782
Vicinity Centres	10,867	23,089
Vornado Realty Trust	240	18,763
Welltower, Inc.	160	10,203
Weyerhaeuser Co.	560	19,746

		634,410

Food & Staples Retailing—0.4%
Aeon Co., Ltd.	1,800	30,399
Alimentation Couche Tard, Inc. - Class B	972	50,719
Carrefour S.A.	1,626	35,189
Colruyt S.A.	1,368	71,160
Costco Wholesale Corp.	182	33,874
CVS Health Corp.	375	27,187

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Empire Co., Ltd.	3,656	$71,229
FamilyMart UNY Holdings Co., Ltd.	400	28,012
George Weston, Ltd.	441	38,297
ICA Gruppen AB	1,306	47,390
J Sainsbury plc	7,199	23,437
Jean Coutu Group PJC, Inc. (The) - Class A	2,399	46,606
Jeronimo Martins SGPS S.A.	2,761	53,619
Koninklijke Ahold Delhaize NV	1,317	28,905
Kroger Co. (The)	1,260	34,587
Loblaw Cos., Ltd.	712	38,642
METRO AG (b)	1,530	30,559
Metro, Inc.	1,203	38,521
Sysco Corp.	505	30,669
Wal-Mart Stores, Inc.	388	38,315
Walgreens Boots Alliance, Inc.	395	28,685
Wesfarmers, Ltd.	1,351	46,787
WM Morrison Supermarkets plc	7,958	23,618
Woolworths Group, Ltd.	2,362	50,275

		946,681

Food Products—0.6%
Ajinomoto Co., Inc.	1,300	24,498
Archer-Daniels-Midland Co.	800	32,064
Associated British Foods plc	716	27,220
Barry Callebaut AG (b)	22	45,834
Campbell Soup Co.	836	40,220
Chocoladefabriken Lindt & Spruengli AG	1	72,307
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	9	54,950
Conagra Brands, Inc.	1,136	42,793
Danone S.A.	490	41,080
General Mills, Inc.	612	36,285
Golden Agri-Resources, Ltd.	341,900	94,519
Hershey Co. (The)	282	32,010
Hormel Foods Corp.	1,248	45,415
J.M. Smucker Co. (The)	352	43,732
Kellogg Co.	573	38,953
Kerry Group plc - Class A	960	107,662
Kikkoman Corp.	500	20,216
Kraft Heinz Co. (The)	369	28,693
Marine Harvest ASA (b)	3,243	54,899
McCormick & Co., Inc.	415	42,293
Mondelez International, Inc. - Class A	663	28,376
Nestle S.A.	374	32,139
NH Foods, Ltd.	1,000	24,301
Nisshin Seifun Group, Inc.	1,800	36,284
Nissin Foods Holdings Co., Ltd.	500	36,456
Orkla ASA	4,184	44,354
Saputo, Inc.	971	34,900
Toyo Suisan Kaisha, Ltd.	900	38,380
Tyson Foods, Inc. - Class A	579	46,939
WH Group, Ltd.	83,500	94,121
Wilmar International, Ltd.	18,700	43,113
Yamazaki Baking Co., Ltd.	1,791	34,857

		1,419,863

Gas Utilities—0.1%
APA Group	6,216	40,341
Gas Natural SDG S.A.	1,368	31,564
Hong Kong & China Gas Co., Ltd.	36,300	71,155
Osaka Gas Co., Ltd.	2,600	50,040
Toho Gas Co., Ltd.	1,500	41,108
Tokyo Gas Co., Ltd.	2,200	50,240

		284,448

Health Care Equipment & Supplies—0.4%
Abbott Laboratories	505	28,820
Arjo AB (b)	4,937	14,089
Baxter International, Inc.	327	21,137
Becton Dickinson & Co.	119	25,470
Boston Scientific Corp. (b)	655	16,237
Cochlear, Ltd.	450	60,076
Coloplast A/S - Class B	670	53,128
Cooper Cos., Inc. (The)	107	23,313
DENTSPLY SIRONA, Inc.	281	18,498
Edwards Lifesciences Corp. (b)	178	20,062
Essilor International S.A.	518	71,430
Fisher & Paykel Healthcare Corp., Ltd.	9,553	96,874
Getinge AB - B Shares	4,937	71,333
Hologic, Inc. (b)	441	18,853
IDEXX Laboratories, Inc. (b)	65	10,165
Intuitive Surgical, Inc. (b)	69	25,181
Koninklijke Philips NV	1,781	67,378
Medtronic plc	184	14,858
Smith & Nephew plc	3,434	59,420
Sonova Holding AG	316	49,338
Straumann Holding AG	36	25,410
Stryker Corp.	116	17,961
Terumo Corp.	1,000	47,251
Varian Medical Systems, Inc. (b)	180	20,007
William Demant Holding A/S (b)	1,180	32,849
Zimmer Biomet Holdings, Inc.	155	18,704

		927,842

Health Care Providers & Services—0.4%
Aetna, Inc.	147	26,517
Alfresa Holdings Corp.	1,400	32,859
AmerisourceBergen Corp.	202	18,548
Anthem, Inc.	103	23,176
Cardinal Health, Inc.	267	16,359
Centene Corp. (b)	234	23,606
Cigna Corp.	108	21,934
DaVita, Inc. (b)	248	17,918
Envision Healthcare Corp. (b)	481	16,623
Express Scripts Holding Co. (b)	249	18,585
Fresenius Medical Care AG & Co. KGaA	733	77,202
Fresenius SE & Co. KGaA	626	48,741
HCA Healthcare, Inc. (b)	219	19,237
Healthscope, Ltd.	23,317	38,156
Henry Schein, Inc. (b)	196	13,697
Humana, Inc.	79	19,598
Laboratory Corp. of America Holdings (b)	149	23,767
McKesson Corp.	99	15,439

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Mediclinic International plc	7,174	$62,634
Medipal Holdings Corp.	1,700	33,292
Patterson Cos., Inc.	563	20,341
Quest Diagnostics, Inc.	205	20,190
Ramsay Health Care, Ltd.	848	46,319
Ryman Healthcare, Ltd.	14,146	106,097
Sonic Healthcare, Ltd.	3,593	63,976
Suzuken Co., Ltd.	1,000	41,147
UnitedHealth Group, Inc.	101	22,266
Universal Health Services, Inc. - Class B	172	19,496

		907,720

Health Care Technology—0.0%
Cerner Corp. (b)	294	19,813

Hotels, Restaurants & Leisure—0.3%
Aristocrat Leisure, Ltd.	2,143	39,490
Carnival Corp.	294	19,513
Carnival plc	417	27,418
Chipotle Mexican Grill, Inc. (b)	31	8,960
Compass Group plc	1,354	29,277
Darden Restaurants, Inc.	178	17,092
Domino’s Pizza Enterprises, Ltd.	703	25,608
Flight Centre Travel Group, Ltd.	996	34,349
Genting Singapore plc	58,600	57,262
Marriott International, Inc. - Class A	134	18,188
McDonald’s Corp.	115	19,794
McDonald’s Holdings Co. Japan, Ltd.	700	30,787
Oriental Land Co., Ltd.	300	27,350
Paddy Power Betfair plc	819	97,162
Restaurant Brands International, Inc.	528	32,457
Shangri-La Asia, Ltd.	14,000	31,648
SJM Holdings, Ltd.	26,000	23,226
Sodexo S.A.	284	38,131
Starbucks Corp.	214	12,290
Tabcorp Holdings, Ltd.	16,318	70,977
Wyndham Worldwide Corp.	207	23,985
Wynn Macau, Ltd.	9,200	28,986
Yum! Brands, Inc.	224	18,281

		732,231

Household Durables—0.1%
Electrolux AB - Series B	1,406	45,219
Husqvarna AB - B Shares	4,333	41,200
Leggett & Platt, Inc.	284	13,555
Mohawk Industries, Inc. (b)	93	25,659
Sekisui Chemical Co., Ltd.	1,100	22,057
Techtronic Industries Co., Ltd.	8,500	55,402

		203,092

Household Products—0.1%
Church & Dwight Co., Inc.	690	34,617
Clorox Co. (The)	204	30,343
Colgate-Palmolive Co.	441	33,274
Essity AB - Class B (b)	1,332	37,721

Household Products—(Continued)
Henkel AG & Co. KGaA	377	45,259
Kimberly-Clark Corp.	288	34,750
Procter & Gamble Co. (The)	342	31,423
Reckitt Benckiser Group plc	343	32,039

		279,426

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	3,490	37,797
Electric Power Development Co., Ltd.	1,600	43,116
Meridian Energy, Ltd.	35,935	74,395
NRG Energy, Inc.	1,511	43,033
Uniper SE	1,155	36,028

		234,369

Industrial Conglomerates—0.1%
3M Co.	82	19,300
CK Hutchison Holdings, Ltd.	3,500	43,942
General Electric Co.	529	9,231
Jardine Matheson Holdings, Ltd.	800	48,572
Jardine Strategic Holdings, Ltd.	1,200	47,500
Keihan Holdings Co., Ltd.	800	23,523
Keppel Corp., Ltd.	7,100	38,887
NWS Holdings, Ltd.	16,000	28,827
Roper Technologies, Inc.	95	24,605
Smiths Group plc	1,278	25,567

		309,954

Insurance—0.4%
Admiral Group plc	962	25,942
Ageas	802	39,151
Allianz SE	122	27,940
American International Group, Inc.	258	15,372
Aon plc	96	12,864
Arthur J. Gallagher & Co.	299	18,921
Assurant, Inc.	156	15,731
Baloise Holding AG	217	33,773
Chubb, Ltd.	86	12,567
Cincinnati Financial Corp.	200	14,994
CNP Assurances	1,135	26,190
Dai-ichi Life Holdings, Inc.	1,200	24,759
Fairfax Financial Holdings, Ltd.	20	10,650
Gjensidige Forsikring ASA	2,264	42,698
Hannover Rueck SE	244	30,616
Hartford Financial Services Group, Inc. (The)	261	14,689
Japan Post Holdings Co., Ltd.	1,800	20,631
Manulife Financial Corp.	999	20,838
Mapfre S.A.	7,302	23,410
Marsh & McLennan Cos., Inc.	217	17,662
Medibank Private, Ltd.	7,000	17,951
MS&AD Insurance Group Holdings, Inc.	700	23,702
NN Group NV	1,063	45,963
Principal Financial Group, Inc.	264	18,628
Progressive Corp. (The)	304	17,121
Sampo Oyj - A Shares	1,108	60,868
SCOR SE	567	22,813

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Sompo Holdings, Inc.	600	$23,132
Sony Financial Holdings, Inc.	1,300	23,037
Swiss Life Holding AG (b)	71	25,129
Swiss Re AG	335	31,358
T&D Holdings, Inc.	1,700	29,084
Tokio Marine Holdings, Inc.	500	22,821
Torchmark Corp.	194	17,598
Travelers Cos., Inc. (The)	119	16,141
Tryg A/S	2,429	60,553
Unum Group	252	13,832
XL Group, Ltd.	404	14,205

		933,334

Internet & Direct Marketing Retail—0.0%
Amazon.com, Inc. (b)	13	15,203
Priceline Group, Inc. (The) (b)	8	13,902
TripAdvisor, Inc. (b)	376	12,957

		42,062

Internet Software & Services—0.1%
Akamai Technologies, Inc. (b)	219	14,244
Alphabet, Inc. - Class A (b)	19	20,015
Auto Trader Group plc	15,413	73,165
eBay, Inc. (b)	633	23,889
REA Group, Ltd.	1,086	64,838
United Internet AG	997	68,576
VeriSign, Inc. (b)	187	21,400

		286,127

IT Services—0.3%
Accenture plc - Class A	119	18,218
Alliance Data Systems Corp.	65	16,476
Amadeus IT Group S.A.	1,525	109,764
Atos SE	411	59,825
Automatic Data Processing, Inc.	199	23,321
Capgemini SE	471	55,739
CGI Group, Inc. - Class A (b)	1,295	70,365
Cognizant Technology Solutions Corp. - Class A	178	12,642
Computershare, Ltd.	8,124	103,253
CSRA, Inc.	426	12,746
Fidelity National Information Services, Inc.	196	18,442
Fiserv, Inc. (b)	161	21,112
Global Payments, Inc.	163	16,339
International Business Machines Corp.	103	15,802
MasterCard, Inc. - Class A	122	18,466
Nomura Research Institute, Ltd.	800	37,160
NTT Data Corp.	2,000	23,736
Otsuka Corp.	500	38,301
Paychex, Inc.	297	20,220
PayPal Holdings, Inc. (b)	272	20,025
Total System Services, Inc.	244	19,298
Visa, Inc. - Class A	171	19,497
Western Union Co. (The)	722	13,725
Worldpay Group plc	14,120	80,924

		845,396

Leisure Products—0.0%
Bandai Namco Holdings, Inc.	900	29,441
Hasbro, Inc.	140	12,725
Mattel, Inc.	1,084	16,672
Sankyo Co., Ltd.	700	22,013

		80,851

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	374	25,047
Eurofins Scientific SE	110	66,977
Illumina, Inc. (b)	113	24,689
Lonza Group AG (b)	193	52,136
PerkinElmer, Inc.	295	21,570
QIAGEN NV (b)	948	29,602
Thermo Fisher Scientific, Inc.	100	18,988
Waters Corp. (b)	104	20,092

		259,101

Machinery—0.3%
Alfa Laval AB	1,206	28,436
Andritz AG	697	39,358
Caterpillar, Inc.	163	25,685
CNH Industrial NV	3,501	46,805
Cummins, Inc.	142	25,083
Dover Corp.	246	24,843
IMI plc	1,666	29,823
Ingersoll-Rand plc	210	18,730
Kone Oyj - Class B	580	31,123
MAN SE	343	39,276
Metso Oyj	803	27,393
Parker-Hannifin Corp.	111	22,153
Pentair plc	240	16,949
Sandvik AB	1,688	29,506
Schindler Holding AG	145	32,804
Schindler Holding AG (Participation Certificate)	131	30,148
SKF AB - B Shares	1,179	26,144
Snap-on, Inc.	113	19,696
Stanley Black & Decker, Inc.	134	22,738
Sumitomo Heavy Industries, Ltd.	740	31,345
Volvo AB - B Shares	1,271	23,649
Wartsila Oyj Abp	566	35,668
Xylem, Inc.	298	20,324
Yangzijiang Shipbuilding Holdings, Ltd.	30,587	33,616

		681,295

Marine—0.0%
AP Moller - Maersk A/S - Class A	15	24,998
AP Moller - Maersk A/S - Class B	15	26,140
Kuehne & Nagel International AG	191	33,754

		84,892

Media—0.2%
Altice NV - Class A (b)	5,957	62,316
Altice NV - Class B (b)	1,478	15,614
Comcast Corp. - Class A	495	19,825
Discovery Communications, Inc. - Class A (b)	401	8,974

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Discovery Communications, Inc. - Class C (b)	364	$7,706
DISH Network Corp. - Class A (b)	315	15,041
Lagardere SCA	856	27,424
News Corp. - Class A	1,215	19,695
Omnicom Group, Inc.	164	11,944
Pearson plc	3,150	31,224
Schibsted ASA - B Shares	2,038	54,061
Scripps Networks Interactive, Inc. - Class A	327	27,919
SES S.A.	1,335	20,803
Shaw Communications, Inc. - Class B	2,047	46,721
Singapore Press Holdings, Ltd.	34,400	68,071
TEGNA, Inc.	1,443	20,317
Telenet Group Holding NV (b)	1,334	92,874
Time Warner, Inc.	190	17,379
Twenty-First Century Fox, Inc. - Class A	455	15,711
Walt Disney Co. (The)	129	13,869

		597,488

Metals & Mining—0.2%
Agnico Eagle Mines, Ltd.	681	31,444
Antofagasta plc	2,184	29,610
ArcelorMittal (b)	1,112	36,012
BHP Billiton, Ltd.	1,796	41,341
Boliden AB	1,530	52,118
Freeport-McMoRan, Inc. (b)	2,742	51,988
Fresnillo plc	497	9,596
Hitachi Metals, Ltd.	400	5,719
Maruichi Steel Tube, Ltd.	800	23,408
Newmont Mining Corp.	1,642	61,608
Nippon Steel & Sumitomo Metal Corp.	700	17,967
Norsk Hydro ASA	6,064	45,847
Nucor Corp.	593	37,703
Randgold Resources, Ltd.	277	27,480
Rio Tinto plc	660	34,833
Voestalpine AG	975	58,276
Wheaton Precious Metals Corp.	1,409	31,150

		596,100

Multi-Utilities—0.5%
AGL Energy, Ltd.	5,336	101,265
Ameren Corp.	966	56,984
Atco, Ltd. - Class I	1,185	42,422
Canadian Utilities, Ltd. - Class A	1,529	45,505
CenterPoint Energy, Inc.	1,509	42,795
Centrica plc	27,937	51,727
CMS Energy Corp.	1,029	48,672
Consolidated Edison, Inc.	637	54,113
Dominion Energy, Inc.	609	49,366
DTE Energy Co.	443	48,491
E.ON SE	5,599	60,708
Engie S.A.	3,139	53,932
Innogy SE	1,486	57,910
National Grid plc	6,090	71,539
NiSource, Inc.	1,918	49,235
Public Service Enterprise Group, Inc.	1,131	58,246
RWE AG (b)	2,029	41,375

Multi-Utilities—(Continued)
SCANA Corp.	1,142	45,429
Sempra Energy	467	49,932
Suez	2,981	52,405
Veolia Environnement S.A.	2,395	61,106
WEC Energy Group, Inc.	806	53,543

		1,196,700

Multiline Retail—0.1%
Canadian Tire Corp., Ltd. - Class A	369	48,114
Dollar General Corp.	266	24,741
Dollar Tree, Inc. (b)	182	19,530
Dollarama, Inc.	363	45,353
Harvey Norman Holdings, Ltd.	10,455	33,950
Kohl’s Corp.	371	20,119
Macy’s, Inc.	578	14,560
Marks & Spencer Group plc	5,896	25,006
Nordstrom, Inc.	387	18,336
Target Corp.	251	16,378

		266,087

Oil, Gas & Consumable Fuels—1.1%
Anadarko Petroleum Corp.	522	28,000
Andeavor	271	30,986
Apache Corp.	509	21,490
BP plc	10,704	75,490
Cabot Oil & Gas Corp.	1,136	32,490
Caltex Australia, Ltd.	3,390	89,912
Canadian Natural Resources, Ltd.	483	17,260
Chesapeake Energy Corp. (b)	5,950	23,562
Chevron Corp.	223	27,917
Cimarex Energy Co.	267	32,577
Concho Resources, Inc. (b)	239	35,903
ConocoPhillips	517	28,378
Devon Energy Corp.	750	31,050
Enagas S.A.	3,038	86,904
Eni S.p.A.	3,981	65,833
EOG Resources, Inc.	272	29,351
EQT Corp.	508	28,915
Exxon Mobil Corp.	297	24,841
Galp Energia SGPS S.A.	5,386	98,947
Hess Corp.	588	27,912
Idemitsu Kosan Co., Ltd.	2,200	88,038
Imperial Oil, Ltd.	926	28,900
Inpex Corp.	6,000	75,082
Inter Pipeline, Ltd.	1,252	25,926
JXTG Holdings, Inc.	14,800	95,626
Kinder Morgan, Inc.	1,283	23,184
Koninklijke Vopak NV	3,098	135,892
Lundin Petroleum AB (b)	3,969	90,809
Marathon Oil Corp.	1,987	33,640
Marathon Petroleum Corp.	385	25,402
Murphy Oil Corp.	1,057	32,820
Neste Oyj	2,759	176,562
Newfield Exploration Co. (b)	796	25,098
Noble Energy, Inc.	866	25,235
Occidental Petroleum Corp.	418	30,790

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Oil Search, Ltd.	10,238	$62,280
OMV AG	1,459	92,436
ONEOK, Inc.	538	28,756
Origin Energy, Ltd. (b)	8,213	60,402
Phillips 66	289	29,232
Pioneer Natural Resources Co.	166	28,693
Range Resources Corp.	1,112	18,971
Repsol S.A.	4,158	73,487
Royal Dutch Shell plc - A Shares	1,973	66,050
Royal Dutch Shell plc - B Shares	1,809	61,012
Santos, Ltd. (b)	10,900	46,224
Showa Shell Sekiyu KK	6,200	84,227
Snam S.p.A.	17,126	83,853
Statoil ASA	3,471	74,252
Total S.A.	1,994	110,020
TransCanada Corp.	655	31,880
Valero Energy Corp.	325	29,871
Williams Cos., Inc. (The)	867	26,435
Woodside Petroleum, Ltd.	2,834	73,247

		2,832,050

Paper & Forest Products—0.0%
Mondi plc	1,233	32,146
Stora Enso Oyj - R Shares	2,814	44,550
UPM-Kymmene Oyj	1,287	39,933

		116,629

Personal Products—0.1%
Beiersdorf AG	469	54,970
Coty, Inc. - Class A	2,010	39,979
Estee Lauder Cos., Inc. (The) - Class A	343	43,643
L’Oreal S.A.	187	41,426
Unilever NV	612	34,385
Unilever plc	621	34,403

		248,806

Pharmaceuticals—0.5%
Allergan plc	110	17,994
AstraZeneca plc	648	44,468
Bayer AG	395	49,128
Bristol-Myers Squibb Co.	248	15,198
Daiichi Sankyo Co., Ltd.	1,400	36,463
Eli Lilly & Co.	216	18,243
GlaxoSmithKline plc	2,714	48,005
Johnson & Johnson	142	19,840
Kyowa Hakko Kirin Co., Ltd.	1,600	30,904
Mallinckrodt plc (b)	906	20,439
Merck & Co., Inc.	311	17,500
Merck KGaA	416	44,799
Mitsubishi Tanabe Pharma Corp.	1,600	32,981
Mylan NV (b)	381	16,120
Novartis AG	575	48,612
Novo Nordisk A/S - Class B	1,150	61,807
Orion Oyj - Class B	2,185	81,372
Otsuka Holdings Co., Ltd.	800	35,034

Pharmaceuticals—(Continued)
Perrigo Co. plc	215	18,739
Pfizer, Inc.	475	17,205
Recordati S.p.A.	1,559	69,253
Roche Holding AG	178	45,024
Sanofi	850	73,188
Takeda Pharmaceutical Co., Ltd.	600	33,970
Teva Pharmaceutical Industries, Ltd. (ADR)	3,879	73,507
UCB S.A.	1,456	115,380
Valeant Pharmaceuticals International, Inc. (b)	4,215	87,854
Vifor Pharma AG	370	47,415
Zoetis, Inc.	358	25,790

		1,246,232

Professional Services—0.1%
Equifax, Inc.	97	11,438
Experian plc	1,195	26,263
RELX NV	1,863	42,828
Robert Half International, Inc.	330	18,328
Seek, Ltd.	2,171	32,135
SGS S.A.	12	31,280
Verisk Analytics, Inc. (b)	223	21,408

		183,680

Real Estate Management & Development—0.1%
Aeon Mall Co., Ltd.	1,000	19,566
Azrieli Group, Ltd.	912	51,014
CapitaLand, Ltd.	11,800	31,088
CBRE Group, Inc. - Class A (b)	363	15,722
City Developments, Ltd.	2,900	26,969
Deutsche Wohnen SE	855	37,279
First Capital Realty, Inc.	1,716	28,286
Mitsubishi Estate Co., Ltd.	1,000	17,375
Swire Pacific, Ltd. - Class A	2,500	23,139
Swiss Prime Site AG (b)	396	36,541
Vonovia SE	784	38,808
Wharf Holdings, Ltd. (The)	3,000	10,374
Wharf Real Estate Investment Co., Ltd. (b)	3,000	19,967

		356,128

Road & Rail—0.1%
Aurizon Holdings, Ltd.	8,386	32,421
Canadian National Railway Co.	536	44,198
Canadian Pacific Railway, Ltd.	194	35,445
ComfortDelGro Corp., Ltd.	14,400	21,294
CSX Corp.	324	17,823
DSV A/S	507	39,917
J.B. Hunt Transport Services, Inc.	132	15,177
Kansas City Southern	206	21,675
MTR Corp., Ltd.	8,000	46,878
Odakyu Electric Railway Co., Ltd.	1,100	23,509
Ryder System, Inc.	196	16,497
Union Pacific Corp.	164	21,992

		336,826

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—0.2%
Analog Devices, Inc.	254	$22,614
ASM Pacific Technology, Ltd.	9,500	132,137
ASML Holding NV	484	83,968
Broadcom, Ltd.	78	20,038
Infineon Technologies AG	2,390	65,276
Microchip Technology, Inc.	301	26,452
NVIDIA Corp.	117	22,639
NXP Semiconductors NV (b)	507	59,365
QUALCOMM, Inc.	319	20,422
Skyworks Solutions, Inc.	165	15,667
STMicroelectronics NV	2,628	57,073
Texas Instruments, Inc.	268	27,990
Xilinx, Inc.	329	22,181

		575,822

Software—0.3%
Activision Blizzard, Inc.	316	20,009
Adobe Systems, Inc. (b)	137	24,008
Autodesk, Inc. (b)	194	20,337
CA, Inc.	648	21,565
Check Point Software Technologies, Ltd. (b)	888	92,015
Constellation Software, Inc.	119	72,140
Dassault Systemes SE	674	71,583
Intuit, Inc.	166	26,191
Micro Focus International plc	955	32,411
Microsoft Corp.	263	22,497
Nice, Ltd.	1,058	96,573
Open Text Corp.	2,232	79,390
Oracle Corp.	419	19,810
Oracle Corp. Japan	400	33,167
Red Hat, Inc. (b)	141	16,934
Sage Group plc (The)	7,535	80,970
SAP SE	680	76,248
Symantec Corp.	778	21,831
Synopsys, Inc. (b)	278	23,697

		851,376

Specialty Retail—0.2%
ABC-Mart, Inc.	300	17,220
Advance Auto Parts, Inc.	122	12,162
AutoNation, Inc. (b)	405	20,789
AutoZone, Inc. (b)	26	18,496
Bed Bath & Beyond, Inc.	376	8,268
Best Buy Co., Inc.	298	20,404
Dufry AG (b)	227	33,750
Foot Locker, Inc.	302	14,158
Gap, Inc. (The)	659	22,446
Hennes & Mauritz AB - B Shares	1,557	32,083
Industria de Diseno Textil S.A.	1,927	67,024
Kingfisher plc	5,580	25,438
L Brands, Inc.	251	15,115
Nitori Holdings Co., Ltd.	100	14,259
O’Reilly Automotive, Inc. (b)	47	11,305
Ross Stores, Inc.	286	22,951
Shimamura Co., Ltd.	100	10,999
Signet Jewelers, Ltd.	399	22,563

Specialty Retail—(Continued)
Tiffany & Co.	185	19,231
TJX Cos., Inc. (The)	211	16,133
Tractor Supply Co.	347	25,938
Ulta Salon Cosmetics & Fragrance, Inc. (b)	45	10,065
USS Co., Ltd.	1,200	25,386
Yamada Denki Co., Ltd.	4,100	22,562

		508,745

Technology Hardware, Storage & Peripherals—0.1%
Blackberry, Ltd. (b)	4,583	51,190
Canon, Inc.	800	29,793
FUJIFILM Holdings Corp.	700	28,578
HP, Inc.	794	16,682
NetApp, Inc.	448	24,783
Western Digital Corp.	248	19,723

		170,749

Textiles, Apparel & Luxury Goods—0.2%
adidas AG	88	17,567
Cie Financiere Richemont S.A.	404	36,579
Gildan Activewear, Inc.	1,420	45,876
Li & Fung, Ltd.	64,000	35,090
Luxottica Group S.p.A.	868	53,192
Michael Kors Holdings, Ltd. (b)	390	24,551
NIKE, Inc. - Class B	289	18,077
Pandora A/S	764	83,146
PVH Corp.	170	23,326
Ralph Lauren Corp.	275	28,515
Swatch Group AG (The)	556	42,497
Swatch Group AG (The) - Bearer Shares	89	36,281
Tapestry, Inc.	387	17,117
Under Armour, Inc. - Class A (b)	1,239	17,879
Under Armour, Inc. - Class C (b)	1,095	14,585
VF Corp.	341	25,234
Yue Yuen Industrial Holdings, Ltd.	9,500	37,277

		556,789

Tobacco—0.1%
Altria Group, Inc.	589	42,061
British American Tobacco plc	659	44,476
Imperial Brands plc	1,224	52,308
Japan Tobacco, Inc.	1,000	32,208
Philip Morris International, Inc.	220	23,243
Swedish Match AB	1,193	46,957

		241,253

Trading Companies & Distributors—0.1%
AerCap Holdings NV (b)	452	23,780
Brenntag AG	505	31,856
Fastenal Co.	349	19,087
Ferguson plc	425	30,410
Finning International, Inc.	1,449	36,565
Marubeni Corp.	3,900	28,318
WW Grainger, Inc.	91	21,499

		191,515

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Transportation Infrastructure—0.1%
Aena SME S.A.	150	$30,367
Aeroports de Paris	168	31,917
Atlantia S.p.A.	1,323	41,733
Auckland International Airport, Ltd.	10,634	48,813
Fraport AG Frankfurt Airport Services Worldwide	407	44,774
Hutchison Port Holdings Trust - Class U	68,300	28,339
SATS, Ltd.	7,500	29,109
Sydney Airport	6,700	36,749
Transurban Group	4,862	47,060

		338,861

Water Utilities—0.1%
American Water Works Co., Inc.	434	39,706
Severn Trent plc	2,194	64,016
United Utilities Group plc	5,551	62,129

		165,851

Wireless Telecommunication Services—0.2%
Drillisch AG	365	30,128
KDDI Corp.	2,200	54,774
Millicom International Cellular S.A.	880	59,410
NTT DoCoMo, Inc.	3,200	75,590
Rogers Communications, Inc. - Class B	1,209	61,604
SoftBank Group Corp.	600	47,402
StarHub, Ltd.	43,500	92,688
Tele2 AB - B Shares	5,534	67,955
Vodafone Group plc	24,408	77,107

		566,658

Total Common Stocks (Cost $30,418,754)		34,925,620

U.S. Treasury & Government Agencies—8.5%

U.S. Treasury—8.5%
U.S. Treasury Inflation Indexed Bond 3.875%, 04/15/29 (a)	6,331,983	8,632,371
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/18 (a)	2,027,471	2,025,069
0.125%, 01/15/23 (a)	2,115,927	2,099,494
0.250%, 01/15/25 (a)	5,915,322	5,862,961
0.375%, 07/15/25 (a)	3,328,512	3,333,599

Total U.S. Treasury & Government Agencies (Cost $22,004,681)		21,953,494

Preferred Stocks—0.0%

Automobiles—0.0%
Bayerische Motoren Werke (BMW) AG	344	30,717

Household Products—0.0%
Henkel AG & Co. KGaA	304	40,140

Total Preferred Stocks (Cost $62,762)		70,857

Short-Term Investments—32.4%

Mutual Funds—8.1%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 1.204% (c)	12,109,091	12,109,091
UBS Select Treasury Institutional Fund, Institutional Class, 1.160% (c)	8,578,120	8,578,120

		20,687,211

Repurchase Agreement—12.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $31,017,994 on 01/02/18, collateralized by $31,370,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $31,637,429.	31,016,615	31,016,615

U.S. Treasury—12.2%
U.S. Treasury Bills 0.987%, 01/11/18 (d)	20,000,000	19,994,112
1.288%, 03/08/18 (d) (e)	11,300,000	11,273,604

		31,267,716

Total Short-Term Investments (Cost $82,971,238)		82,971,542

Total Investments—87.3% (Cost $214,458,833)		224,244,702
Other assets and liabilities (net)—12.7%		32,767,382

Net Assets—100.0%		$257,012,084

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	Non-income producing security.
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2017.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $11,273,604.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $6,141,702, which is 2.4% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	1,592	SSBT	01/30/18	$1,899	$15

Contracts to Deliver
AUD	2,400,000	BBP	01/30/18	1,837,886	(34,746)
AUD	12,801	SSBT	01/30/18	9,811	(178)
CAD	2,700,000	BBP	01/30/18	2,096,681	(52,222)
CHF	1,100,000	BBP	01/30/18	1,118,921	(11,965)
EUR	19,435,000	BBP	01/29/18	23,098,552	(255,507)
EUR	6,600,000	BBP	01/30/18	7,827,317	(104,022)
EUR	30,465	BBP	01/30/18	36,146	(465)
GBP	13,590,000	BBP	01/29/18	18,251,002	(112,907)
GBP	1,400,000	BBP	01/30/18	1,874,584	(17,271)
GBP	21,712	BBP	01/30/18	29,074	(265)
HKD	9,800,000	SSBT	01/30/18	1,254,497	(536)
JPY	342,800,000	BBP	01/30/18	3,046,969	863

Net Unrealized Depreciation					$(589,206)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Aluminum Futures	03/19/18	69	USD	3,918,338	$281,655
Amsterdam Index Futures	01/19/18	14	EUR	1,524,600	(26,608)
Australian 10 Year Treasury Bond Futures	03/15/18	296	AUD	38,230,747	(189,338)
Bloomberg Commodity Index Futures	03/21/18	750	USD	6,615,000	297,690
Brent Crude Oil Futures	01/31/18	44	USD	2,942,280	225,196
Canada Government Bond 10 Year Futures	03/20/18	204	CAD	27,495,120	(252,160)
Cattle Feeder Futures	04/26/18	29	USD	2,074,588	(26,219)
Cocoa Futures	05/15/18	144	USD	2,725,920	(337,154)
Coffee “C” Futures	03/19/18	15	USD	709,875	(11,136)
Copper Futures	03/27/18	28	USD	2,310,350	143,038
Corn Futures	03/14/18	82	USD	1,438,075	(66,205)
Cotton No. 2 Futures	05/08/18	60	USD	2,368,800	132,825
DAX Index Futures	03/16/18	8	EUR	2,582,000	(55,334)
Euro-BTP Futures	03/08/18	176	EUR	23,960,640	(718,296)
Euro-Bobl Futures	03/08/18	159	EUR	20,925,990	(143,912)
Euro-Bund Futures	03/08/18	65	EUR	10,509,200	(90,590)
Euro-Buxl 30 Year Bond Futures	03/08/18	39	EUR	6,390,540	(139,486)
FTSE 100 Index Futures	03/16/18	34	GBP	2,596,920	91,040
Gasoline RBOB Futures	02/28/18	25	USD	1,903,965	134,313
Gold 100 oz. Futures	02/26/18	57	USD	7,463,010	174,762
Goldman Sachs Commodity Index Futures	01/17/18	59	USD	6,518,762	327,954
Hang Seng Index Futures	01/30/18	14	HKD	20,963,600	34,602
IBEX 35 Index Futures	01/19/18	17	EUR	1,703,536	(40,290)
Interest Rate Swap 10 Year Futures	03/19/18	228	USD	22,397,437	(8,081)
Interest Rate Swap 5 Year Futures	03/19/18	498	USD	49,111,360	(109,690)
Japanese Government 10 Year Bond Mini Futures	03/12/18	451	JPY	6,802,884,000	(41,748)
Lean Hogs Futures	04/13/18	49	USD	1,482,740	55,227
Live Cattle Futures	04/30/18	84	USD	4,113,480	21,956
Low Sulphur Gas Oil Futures	03/12/18	30	USD	1,797,750	93,669
MSCI Emerging Markets Index Mini Futures	03/16/18	460	USD	26,765,100	909,802
Natural Gas Futures	02/26/18	47	USD	1,365,820	1,222
Natural Gas Futures	03/27/18	17	USD	467,330	19,618

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
New York Harbor ULSD Futures	02/28/18	19	USD	1,630,952	$149,389
Nickel Futures	03/19/18	24	USD	1,837,440	12,107
OMX Stockholm 30 Index Futures	01/19/18	94	SEK	14,797,950	(54,603)
Russell 2000 Index Mini Futures	03/16/18	322	USD	24,737,650	178,768
S&P 500 Index E-Mini Futures	03/16/18	202	USD	27,027,600	222,705
S&P TSX 60 Index Futures	03/15/18	15	CAD	2,872,200	5,925
SPI 200 Index Futures	03/15/18	30	AUD	4,515,000	1,066
Silver Futures	03/27/18	42	USD	3,600,450	37,632
Soybean Meal Futures	03/14/18	44	USD	1,393,920	(34,356)
Soybean Futures	03/14/18	24	USD	1,154,100	(46,267)
Soybean Oil Futures	05/14/18	84	USD	1,684,872	(5,804)
Sugar No. 11 Futures	04/30/18	29	USD	487,850	219
TOPIX Index Futures	03/08/18	14	JPY	254,380,000	49,576
U.S. Treasury Long Bond Futures	03/20/18	112	USD	17,136,000	(21,222)
U.S. Treasury Note 2 Year Futures	03/29/18	128	USD	27,406,000	(40,329)
United Kingdom Long Gilt Bond Futures	03/27/18	203	GBP	25,407,480	203,630
Wheat Futures	03/14/18	89	USD	1,900,150	(118,426)
Zinc Futures	03/19/18	36	USD	2,992,950	123,550

Futures Contracts—Short
Nickel Futures	03/19/18	(3)	USD	(229,680)	(25,757)
Primary Aluminum Futures	03/19/18	(3)	USD	(170,363)	(14,548)
Zinc Futures	03/19/18	(4)	USD	(332,550)	(8,272)

Net Unrealized Appreciation					$1,303,305

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Received	Unrealized Depreciation
Pay	3M LIBOR	Quarterly	1.750%	Semi-Annually	03/21/20	USD	112,222,000	$(871,393)	$(754,020)	$(117,373)

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(SSBT)—	State Street Bank and Trust

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$42,306,583	$—	$42,306,583
Total Mutual Fund*	42,016,606	—	—	42,016,606
Common Stocks
Aerospace & Defense	315,182	165,091	—	480,273
Air Freight & Logistics	63,538	45,986	—	109,524
Airlines	150,447	56,510	—	206,957
Auto Components	107,727	82,519	—	190,246
Automobiles	18,240	135,331	—	153,571
Banks	324,327	749,730	—	1,074,057
Beverages	260,789	485,018	—	745,807
Biotechnology	145,495	202,084	—	347,579
Building Products	26,234	17,181	—	43,415
Capital Markets	176,277	81,920	—	258,197
Chemicals	594,221	1,292,416	—	1,886,637
Commercial Services & Supplies	89,067	56,358	—	145,425
Communications Equipment	75,401	153,750	—	229,151
Construction & Engineering	62,559	23,445	—	86,004
Construction Materials	71,396	153,948	—	225,344
Consumer Finance	32,346	—	—	32,346
Containers & Packaging	215,760	42,583	—	258,343
Distributors	29,839	60,786	—	90,625
Diversified Consumer Services	15,103	17,556	—	32,659
Diversified Financial Services	37,681	100,670	—	138,351
Diversified Telecommunication Services	1,280,954	1,835,005	—	3,115,959
Electric Utilities	801,826	1,285,518	—	2,087,344
Electrical Equipment	100,451	64,141	—	164,592
Electronic Equipment, Instruments & Components	90,554	237,062	—	327,616
Energy Equipment & Services	178,188	60,158	—	238,346
Equity Real Estate Investment Trusts	419,769	214,641	—	634,410
Food & Staples Retailing	477,331	469,350	—	946,681
Food Products	492,673	927,190	—	1,419,863
Gas Utilities	—	284,448	—	284,448
Health Care Equipment & Supplies	293,355	634,487	—	927,842
Health Care Providers & Services	357,297	550,423	—	907,720
Health Care Technology	19,813	—	—	19,813
Hotels, Restaurants & Leisure	170,560	561,671	—	732,231
Household Durables	39,214	163,878	—	203,092
Household Products	164,407	115,019	—	279,426
Independent Power and Renewable Electricity Producers	80,830	153,539	—	234,369
Industrial Conglomerates	53,136	256,818	—	309,954
Insurance	251,813	681,521	—	933,334

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet & Direct Marketing Retail	$42,062	$—	$—	$42,062
Internet Software & Services	79,548	206,579	—	286,127
IT Services	336,694	508,702	—	845,396
Leisure Products	29,397	51,454	—	80,851
Life Sciences Tools & Services	110,386	148,715	—	259,101
Machinery	196,201	485,094	—	681,295
Marine	—	84,892	—	84,892
Media	225,101	372,387	—	597,488
Metals & Mining	213,893	382,207	—	596,100
Multi-Utilities	644,733	551,967	—	1,196,700
Multiline Retail	207,131	58,956	—	266,087
Oil, Gas & Consumable Fuels	865,465	1,966,585	—	2,832,050
Paper & Forest Products	—	116,629	—	116,629
Personal Products	83,622	165,184	—	248,806
Pharmaceuticals	348,429	897,803	—	1,246,232
Professional Services	51,174	132,506	—	183,680
Real Estate Management & Development	63,975	292,153	—	356,128
Road & Rail	172,807	164,019	—	336,826
Semiconductors & Semiconductor Equipment	237,368	338,454	—	575,822
Software	460,424	390,952	—	851,376
Specialty Retail	260,024	248,721	—	508,745
Technology Hardware, Storage & Peripherals	112,378	58,371	—	170,749
Textiles, Apparel & Luxury Goods	215,160	341,629	—	556,789
Tobacco	65,304	175,949	—	241,253
Trading Companies & Distributors	100,931	90,584	—	191,515
Transportation Infrastructure	—	338,861	—	338,861
Water Utilities	39,706	126,145	—	165,851
Wireless Telecommunication Services	61,604	505,054	—	566,658
Total Common Stocks	13,307,317	21,618,303	—	34,925,620
Total U.S. Treasury & Government Agencies*	—	21,953,494	—	21,953,494
Total Preferred Stocks*	—	70,857	—	70,857
Short-Term Investments
Mutual Funds	20,687,211	—	—	20,687,211
Repurchase Agreement	—	31,016,615	—	31,016,615
U.S. Treasury	—	31,267,716	—	31,267,716
Total Short-Term Investments	20,687,211	62,284,331	—	82,971,542
Total Investments	$76,011,134	$148,233,568	$—	$224,244,702

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$878	$—	$878
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(590,084)	—	(590,084)
Total Forward Contracts	$—	$(589,206)	$—	$(589,206)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,929,136	$—	$—	$3,929,136
Futures Contracts (Unrealized Depreciation)	(2,625,831)	—	—	(2,625,831)
Total Futures Contracts	$1,303,305	$—	$—	$1,303,305
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(117,373)	$—	$(117,373)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a)	$193,228,087
Repurchase Agreement	31,016,615
Cash	31,385,524
Cash denominated in foreign currencies (b)	470,964
Cash collateral on centrally cleared swaps	1,181,421
Unrealized appreciation on forward foreign currency exchange contracts	878
Receivable for:
Investments sold	20,965
Fund shares sold	4,461
Dividends and interest	190,601
Variation margin on futures contracts	617,605
Variation margin on centrally cleared swap contracts	47,158
Prepaid expenses	775

Total Assets	258,165,054
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	590,084
Payables for:
Investments purchased	6,921
Fund shares redeemed	117,509
Accrued Expenses:
Management fees	140,876
Distribution and service fees	54,200
Deferred trustees’ fees	77,373
Other expenses	166,007

Total Liabilities	1,152,970

Net Assets	$257,012,084

Net Assets Consist of:
Paid in surplus	$230,647,749
Undistributed net investment income	424,022
Accumulated net realized gain	15,532,423
Unrealized appreciation on investments, futures contracts, swap contracts, forward foreign currency transactions and foreign currency transactions	10,407,890

Net Assets	$257,012,084

Net Assets
Class B	$257,012,084
Capital Shares Outstanding*
Class B	22,110,645
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $183,442,218.
(b)	Identified cost of cash denominated in foreign currencies was $479,997.

Consolidated§ Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$2,224,353
Interest	1,140,725

Total investment income	3,365,078
Expenses
Management fees	1,640,898
Administration fees	43,189
Deferred expense reimbursement	174,819
Custodian and accounting fees	121,665
Distribution and service fees—Class B	631,402
Audit and tax services	89,318
Legal	46,287
Trustees’ fees and expenses	53,081
Shareholder reporting	29,351
Insurance	1,192
Miscellaneous	13,985

Total expenses	2,845,187

Net Investment Income	519,891

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,009,340
Futures contracts	21,218,506
Swap contracts	(305,854)
Foreign currency transactions	110,935
Forward foreign currency transactions	(5,001,516)

Net realized gain	17,031,411

Net change in unrealized appreciation (depreciation) on:
Investments	11,491,744
Futures contracts	1,507,136
Swap contracts	(218,641)
Foreign currency transactions	22,819
Forward foreign currency transactions	(519,632)

Net change in unrealized appreciation	12,283,426

Net realized and unrealized gain	29,314,837

Net Increase in Net Assets From Operations	$29,834,728

(a)	Net of foreign withholding taxes of $74,164.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$519,891	$(631,174)
Net realized gain	17,031,411	6,821,207
Net change in unrealized appreciation (depreciation)	12,283,426	(1,748,113)

Increase in net assets from operations	29,834,728	4,441,920

From Distributions to Shareholders
Net investment income
Class B	0	(3,083,468)
Net realized capital gains
Class B	0	(3,398,823)

Total distributions	0	(6,482,291)

Increase in net assets from capital share transactions	38,461,914	136,344,141

Total increase in net assets	68,296,642	134,303,770

Net Assets
Beginning of period	188,715,442	54,411,672

End of period	$257,012,084	$188,715,442

Undistributed net investment income
End of period	$424,022	$20,606

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	8,364,497	$88,451,758	13,998,616	$150,780,232
Reinvestments	0	0	628,129	6,482,291
Redemptions	(4,543,663)	(49,989,844)	(1,991,946)	(20,918,382)

Net increase	3,820,834	$38,461,914	12,634,799	$136,344,141

Increase derived from capital shares transactions		$38,461,914		$136,344,141

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2017	2016		2015	2014(a)
Net Asset Value, Beginning of Period	$10.32	$9.62		$10.31	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.02	(0.06	)(c)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	1.28	1.13		(0.48)	0.60

Total from investment operations	1.30	1.07		(0.56)	0.54

Less Distributions
Distributions from net investment income	0.00	(0.18)		(0.06)	(0.03)
Distributions from net realized capital gains	0.00	(0.19)		(0.07)	(0.20)

Total distributions	0.00	(0.37)		(0.13)	(0.23)

Net Asset Value, End of Period	$11.62	$10.32		$9.62	$10.31

Total Return (%) (d)	12.60	11.12		(5.48)	5.40	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	1.30		1.50	3.66	(f)
Net ratio of expenses to average net assets (%) (g)	1.13	1.30		1.30	1.30	(f)
Ratio of net investment income (loss) to average net assets (%)	0.20	(0.60	)(c)	(0.77)	(0.74	)(f)
Portfolio turnover rate (%)	30	1		68	9	(e)
Net assets, end of period (in millions)	$257.0	$188.7		$54.4	$22.4

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Risk Diversified Risk Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 14, 2014 and it invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2017, the Portfolio held $55,312,041 in the Subsidiary, representing 21.4% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported

BHFTI-23

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

BHFTI-24

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTI-25

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (“REITs”), premium amortization adjustments, controlled foreign corporation adjustments, passive foreign investment companies (“PFICs”), net operating loss netting with short term capital gain and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had investments in repurchase agreements with a gross value of $31,016,615, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain

BHFTI-26

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the

BHFTI-27

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$117,373
	Unrealized appreciation on futures contracts (a) (c)	$203,630	Unrealized depreciation on futures contracts (a) (c)	1,754,852
Equity	Unrealized appreciation on futures contracts (a) (c)	1,493,484	Unrealized depreciation on futures contracts (a) (c)	176,835
Commodity	Unrealized appreciation on futures contracts (a) (c)	2,232,022	Unrealized depreciation on futures contracts (a) (c)	694,144
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	878	Unrealized depreciation on forward foreign currency exchange contracts	590,084

Total		$3,930,014		$3,333,288

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$863	$(863)	$—	$—
State Street Bank and Trust	15	(15)	—	—

	$878	$(878)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$589,370	$(863)	$—	$588,507
State Street Bank and Trust	714	(15)	—	699

	$590,084	$(878)	$—	$589,206

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-28

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(5,001,516)	$(5,001,516)
Futures contracts	4,216,819	14,692,460	2,309,227	—	21,218,506
Swap contracts	(305,854)	—	—	—	(305,854)

	$3,910,965	$14,692,460	$2,309,227	$(5,001,516)	$15,911,136

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(519,632)	$(519,632)
Futures contracts	(2,117,338)	1,897,467	1,727,007	—	1,507,136
Swap contracts	(218,641)	—	—	—	(218,641)

	$(2,335,979)	$1,897,467	1,727,007	$(519,632)	$768,863

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$60,894,374
Futures contracts long	4,194,635,492
Futures contracts short	(1,269)
Swap contracts	94,449,167

‡	Averages are based on activity levels during the year.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one

BHFTI-29

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$12,572,009	$73,153,053	$8,508,005	$31,529,920

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$1,640,898	0.650%	First $250 million
	0.640%	$250 million to $750 million
	0.630%	$750 million to $1 billion
	0.600%	Over $1 billion

BHFTI-30

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2018. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement Class B
1.30%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of December 31, 2017, there were no expenses deferred in 2017 and $174,819 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2014 and 2015, which were recovered during the year ended December 31, 2017 were $89,654 and $85,165, respectively. Amounts recouped for the year ended December 31, 2017 are shown as Deferred expense reimbursement in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

BHFTI-31

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$214,864,741
Gross unrealized appreciation	10,771,173
Gross unrealized depreciation	(1,238,839)

Net unrealized appreciation (depreciation)	$9,532,334

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2017	2016	2017	2016	2017	2016	2017	2016
$—	$2,869,989	$—	$1,931,098	$—	$1,681,204	$—	$6,482,291

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$6,720,299	$10,163,780	$9,557,629	$—	$26,441,708

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s consolidated financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-32

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PanAgora Global Diversified Risk Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the PanAgora Global Diversified Risk Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the periods presented, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the PanAgora Global Diversified Risk Portfolio and subsidiary of the Brighthouse Funds Trust I as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-33

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-34

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-35

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-36

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-37

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

PanAgora Global Diversified Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and PanAgora Asset Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three-year and since-inception (beginning April 14, 2014) periods ended June 30, 2017, and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one- and three-year and since-inception periods ended October 31, 2017, and also underperformed its blended benchmark for the same periods. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were above the Expense Universe median and the Sub-advised Expense Universe median and were equal to the Expense Group median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the medians of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-38

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned 3.81%, 3.47%, and 3.55%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. TIPS Index1, returned 3.01%.

MARKET ENVIRONMENT / CONDITIONS

The first quarter of 2017 was marked by surging optimism among U.S. businesses and consumers along with solid fundamentals that helped bolster risk appetites. Volatility remained relatively low, equities rallied, and credit spreads tightened. U.S. yields were generally range-bound, and inflation expectations were generally stable despite fluctuations in oil prices related to building inventories in the U.S. and concerns over Organization of the Petroleum Exporting Countries (OPEC) adherence to its production cut agreement.

Moving into the second quarter, geopolitical surprises continued to dominate headlines. Macron’s election victory in France helped to bolster risk appetite, while controversies surrounding the U.S. and Brazilian administrations added to uncertainty in markets. The U.S. yield curve continued to flatten in the second quarter, as short-term rates rose while rates along much of the rest of the curve fell. In addition, concerns about the Trump administration’s ability to enact inflationary fiscal policies caused inflation expectations to pull back, resulting in Treasury Inflation-Protected Securities (“TIPS”) underperforming like-duration nominal Treasuries.

In the third quarter of 2017, geopolitical uncertainties, including escalating tensions between the U.S. and North Korea and political turmoil within the Trump administration, weighed on yields early in the quarter, though risk assets were generally resilient. Meanwhile, developed market (“DM”) central banks shifted towards a reduction in accommodation that pushed DM yields higher toward the end of the quarter. The Federal Reserve (the “Fed”) detailed plans to unwind its balance sheet, the Bank of England and European Central Bank (the “ECB”) suggested less stimulus on the horizon, and the Bank of Canada raised rates twice after a 7-year gap.

During the fourth quarter, between the ECB announcing that in January it would taper its monthly asset purchases and the Fed beginning its balance sheet reduction and raising interest rates by 25 basis points, less accommodative global monetary policy continued to dominate the headlines. Furthermore, optimism in the U.S. continued to surge as major tax reform was passed just before the end of the year and solid economic fundamentals proceeded to push markets to an all-time high.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Nominal duration, real duration, and curve positioning in the U.S., which was partially implemented through the use of cash bonds, short futures, and pay-fixed interest rate swaps, added to relative returns as an overweight to the belly of the yield curve benefitted from a decline in mid to long-term rates. Long exposure to Brazilian treasuries, through the use of cash bonds, added to performance as rates fell over the period. In addition, a short position to U.K. breakeven inflation (the difference between nominal and real yields), which was partly achieved through the use of inflation swaps, contributed as inflation expectations grinded lower through the year. Spread sector exposure, particularly positions in investment-grade and high yield financials, residential mortgage-backed securities, and dollar-denominated emerging market (“EM”) debt contributed to performance amid broad spread tightening throughout the year. Within currencies, a short position in the Australian dollar, through the use of currency forwards, detracted from performance as the currency appreciated over the period.

The Portfolio ended the period with an underweight duration position relative to that of the benchmark while remaining overweight real duration exposure in the U.S. We remained tactical in our TIPS curve positioning based on relative value and roll-down opportunities. We remained long breakeven inflation levels in the U.S. as market inflation expectations remain below levels we feel are justified given strong core inflation dynamics. The Portfolio maintained exposures to diversifying sources of non-U.S. real duration, such as inflation-linked sovereign bonds in New Zealand, which offer higher real yields relative to those in the U.S. and may benefit from a steeper real yield curve through roll-down. Furthermore, we continued to favor being short U.K. breakeven inflation, as we believe inflation remains well below the rich levels embedded in financial markets. Within spread sectors, we remained focused on high-quality sources of yield such as external EM debt, mortgages, and corporate issues

BHFTI-1

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

concentrated within financials and housing-related credits. The Portfolio’s non-dollar currency exposures were primarily focused in tactical long positions of select EM currencies (Argentine peso and Indian rupee) and a short bias to the Australian dollar and the euro.

Mihir P. Worah

Jeremie Banet

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. TIPS INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
PIMCO Inflation Protected Bond Portfolio
Class A	3.81	-0.09	3.74
Class B	3.47	-0.35	3.49
Class E	3.55	-0.26	3.59
Bloomberg Barclays U.S. TIPS Index	3.01	0.13	3.53

1 The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	117.3
Asset-Backed Securities	8.0
Foreign Government	7.9
Corporate Bonds & Notes	7.4
Mortgage-Backed Securities	1.7
Municipals	0.1
Floating Rate Loans	0.1

BHFTI-3

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	1.08%	$1,000.00	$1,023.60	$5.51
	Hypothetical*	1.08%	$1,000.00	$1,019.76	$5.50

Class B (a)	Actual	1.33%	$1,000.00	$1,021.70	$6.78
	Hypothetical*	1.33%	$1,000.00	$1,018.50	$6.77

Class E (a)	Actual	1.23%	$1,000.00	$1,021.70	$6.27
	Hypothetical*	1.23%	$1,000.00	$1,019.00	$6.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—117.3% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—7.1%
Fannie Mae 30 Yr. Pool 3.500%, TBA (a)	9,100,000	$9,320,755
4.000%, TBA (a)	155,900,000	162,909,758
Fannie Mae ARM Pool 2.202%, 12M MTA + 1.200%, 07/01/44 (b)	12,573	12,785
2.202%, 12M MTA + 1.200%, 09/01/44 (b)	25,933	26,375
3.401%, 1Y CMT + 2.360%, 11/01/34 (b)	534,759	565,820
Fannie Mae REMICS (CMO) 1.388%, 1M LIBOR + 0.060%, 12/25/36 (b)	46,953	46,444
1.612%, 1M LIBOR + 0.060%, 07/25/37 (b)	436,674	429,911
1.702%, 1M LIBOR + 0.150%, 08/25/34 (b)	57,654	57,089
1.902%, 1M LIBOR + 0.350%, 07/25/37 (b)	7,797	7,787
1.932%, 1M LIBOR + 0.380%, 07/25/37 (b)	77,663	78,073
2.232%, 1M LIBOR + 0.680%, 02/25/41 (b)	1,548,388	1,575,218
3.347%, 05/25/35 (b)	299,190	314,879
Fannie Mae Whole Loan (CMO) 1.902%, 1M LIBOR + 0.350%, 05/25/42 (b)	49,580	49,852
Freddie Mac ARM Non-Gold Pool 3.272%, 1Y CMT + 2.252%, 01/01/34 (b)	75,464	79,603
Freddie Mac REMICS (CMO) 1.627%, 1M LIBOR + 0.150%, 10/15/20 (b)	33,697	33,687
1.707%, 1M LIBOR + 0.230%, 02/15/19 (b)	5,922	5,922
1.927%, 1M LIBOR + 0.450%, 08/15/33 (b)	627,622	628,348
Freddie Mac Strips (CMO) 1.927%, 1M LIBOR + 0.450%, 09/15/42 (b)	6,568,302	6,606,561
Freddie Mac Structured Pass-Through Securities (CMO) 1.812%, 1M LIBOR + 0.260%, 08/25/31 (b)	41,355	41,030
2.202%, 12M MTA + 1.200%, 10/25/44 (b)	2,295,970	2,329,390
2.202%, 12M MTA + 1.200%, 02/25/45 (b)	695,880	701,656
Government National Mortgage Association (CMO) 2.073%, 1M USD LIBOR + 0.830%, 08/20/66 (b)	286,161	289,370
2.550%, 12M USD LIBOR + 0.750%, 04/20/67 (b)	3,449,582	3,555,169

		189,665,482

U.S. Treasury—110.2%
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43 (c) (d) (e)	9,730,937	9,521,600
0.750%, 02/15/42 (c) (d)	28,731,965	29,011,603
0.750%, 02/15/45 (c) (d)	24,092,270	24,213,075
0.875%, 02/15/47 (c) (d) (e)	52,557,320	54,614,733
1.000%, 02/15/46 (c) (d)	66,928,462	71,497,255
1.375%, 02/15/44 (c) (d)	79,875,184	92,211,451
1.750%, 01/15/28 (c) (d)	104,754,168	117,737,179
2.000%, 01/15/26 (c) (d)	33,742,766	37,954,329
2.125%, 02/15/40 (c) (d)	41,312,888	53,757,556
2.125%, 02/15/41 (c) (d)	12,131,113	15,894,710
2.375%, 01/15/25 (c) (d)	227,863,067	259,663,033
2.375%, 01/15/27 (c) (d)	24,511,726	28,678,016
2.500%, 01/15/29 (c) (d)	140,116,380	169,966,370
3.375%, 04/15/32 (c) (d) (e) (f)	3,443,627	4,763,725
3.625%, 04/15/28 (c) (d) (e)	57,990,294	76,086,134
3.875%, 04/15/29 (c) (d)	59,031,773	80,477,814
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/19 (c) (d)	59,593,160	59,459,280
0.125%, 04/15/20 (c) (d)	76,418,489	76,261,774

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/21 (c) (d)	254,612,742	253,563,460
0.125%, 01/15/22 (c) (d) (e) (f) (g)	7,225,639	7,196,533
0.125%, 04/15/22 (c) (d) (e) (f)	702,896	697,946
0.125%, 07/15/22 (c) (d)	190,250,891	189,995,613
0.125%, 01/15/23 (c) (d)	246,132,007	244,220,485
0.125%, 07/15/24 (c) (d)	33,366,898	32,974,836
0.125%, 07/15/26 (c) (d)	25,890,898	25,297,762
0.250%, 01/15/25 (c) (d)	88,010,404	87,231,347
0.375%, 07/15/23 (c) (d)	193,876,274	195,333,176
0.375%, 07/15/25 (c) (d)	36,716,942	36,773,054
0.375%, 01/15/27 (c) (d) (e) (f)	1,531,725	1,520,688
0.375%, 07/15/27 (c) (d)	18,432,821	18,334,678
0.625%, 07/15/21 (c) (d) (e) (f) (g) (h) (i)	5,270,823	5,372,210
0.625%, 01/15/24 (c) (d)	69,887,826	71,111,515
0.625%, 01/15/26 (c) (d)	118,156,542	120,047,763
1.250%, 07/15/20 (c) (d)	69,550,724	71,815,458
1.375%, 07/15/18 (c) (d) (e) (g)	1,189,646	1,202,890
1.375%, 01/15/20 (c) (d)	30,512,655	31,311,542
1.625%, 01/15/18 (c) (d)	23,536,426	23,533,668
1.875%, 07/15/19 (c) (d) (g) (h)	16,520,025	17,032,906
U.S. Treasury Notes 1.875%, 02/28/22 (d) (e) (g)	105,600,000	104,457,375
1.875%, 04/30/22 (d) (e)	200,000	197,609
1.875%, 07/31/22 (d) (e) (f)	3,800,000	3,748,492
1.875%, 08/31/24 (d)	9,730,000	9,468,126
2.000%, 05/31/24 (d)	6,400,000	6,280,500
2.125%, 05/15/25 (d) (e) (h)	26,700,000	26,292,199
2.250%, 10/31/24 (d)	8,200,000	8,162,203
2.250%, 11/15/24 (d)	4,000,000	3,979,375
2.500%, 05/15/24 (d)	29,860,000	30,197,091
2.750%, 02/15/24 (d)	36,500,000	37,458,125

		2,926,578,262

Total U.S. Treasury & Government Agencies (Cost $3,187,828,332)		3,116,243,744

Asset-Backed Securities—8.0%

Asset-Backed - Home Equity—0.5%
Bear Stearns Asset-Backed Securities Trust 2.052%, 1M USD LIBOR + 0.500%, 12/25/35 (b)	600,000	598,700
Citigroup Mortgage Loan Trust, Inc. 1.697%, 1M USD LIBOR + 0.145%, 09/25/36 (144A) (b)	2,680,556	2,573,084
2.012%, 1M USD LIBOR + 0.460%, 10/25/35 (b)	3,700,000	3,389,027
First NLC Trust 1.622%, 1M USD LIBOR + 0.070%, 08/25/37 (144A) (b)	1,158,327	733,717
Home Equity Asset Trust 2.407%, 1M USD LIBOR + 0.855%, 08/25/34 (b)	879,390	870,457
HSI Asset Securitization Corp. Trust 1.602%, 1M USD LIBOR + 0.050%, 10/25/36 (b)	6,241	3,444
Master Asset-Backed Securities Trust 2.052%, 1M USD LIBOR + 0.500%, 10/25/35 (b)	169,300	154,472

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
Morgan Stanley ABS Capital, Inc. Trust 2.212%, 1M USD LIBOR + 0.660%, 01/25/35 (b)	736,006	$711,588
Nomura Home Equity Loan, Inc 1.842%, 1M USD LIBOR + 0.290%, 03/25/36 (b)	3,000,000	2,884,507
NovaStar Mortgage Funding Trust 2.022%, 1M LIBOR + 0.705%, 01/25/36 (b)	2,000,000	1,978,998
Soundview Home Loan Trust 1.612%, 1M USD LIBOR + 0.060%, 11/25/36 (144A) (b)	51,194	23,094

		13,921,088

Asset-Backed - Other—6.5%
Adagio CLO 0.660%, 10/15/29 (144A) (EUR) (b)	300,000	360,474
1.100%, 10/15/29 (144A) (EUR)	250,000	299,634
Amortizing Residential Collateral Trust 2.677%, 1M USD LIBOR + 1.125%, 08/25/32 (b)	1,071,595	1,058,194
Atlas Senior Loan Fund II, Ltd. 2.608%, 3M USD LIBOR + 1.230%, 01/30/24 (144A) (b)	1,341,233	1,342,530
AtriumI 2.203%, 04/22/27 (144A) (b)	2,500,000	2,498,740
Avery Point CLO, Ltd. 2.467%, 3M USD LIBOR + 1.100%, 04/25/26 (144A) (b)	8,100,000	8,122,364
Babson Euro CLO B.V. 0.491%, 10/25/29 (144A) (EUR) (b)	700,000	843,045
Bayview Opportunity Master Fund Trust 3.475%, 04/28/32 (144A) (b)	411,759	412,846
Benefit Street Partners CLO, Ltd. 2.145%, 07/18/27 (144A) (b)	1,300,000	1,299,398
Black Diamond CLO, Ltd. Zero Coupon, 10/03/29 (144A) (EUR) (b)	3,490,000	3,913,732
Carlyle Global Market Strategies Euro CLO, Ltd. 0.730%, 09/21/29 (144A) (EUR) (b)	300,000	360,741
Catamaran CLO, Ltd. 2.363%, 01/27/28 (144A) (b) (j)	4,020,000	4,020,000
Cavalry CLO, Ltd. 2.209%, 10/15/26 (144A) (b)	1,300,000	1,300,844
CIFC Funding, Ltd. Zero Coupon, 04/15/27 (144A) (b) (j)	5,860,000	5,860,000
CIT Mortgage Loan Trust 2.902%, 1M LIBOR + 1.350%, 10/25/37 (144A) (b)	5,333,907	5,360,275
CoreVest American Finance Trust 2.968%, 10/15/49 (144A)	1,097,463	1,095,028
Credit-Based Asset Servicing and Securitization LLC 1.357%, 1M LIBOR + 0.120%, 07/25/37 (144A) (b)	117,358	77,524
CSAB Mortgage-Backed Trust 5.720%, 09/25/36	618,492	371,846
CVP Cascade CLO-1, Ltd. 2.509%, 3M USD LIBOR + 1.150%, 01/16/26 (144A) (b)	1,200,000	1,206,272
CWABS Asset-Backed Certificates Trust 1.858%, 1M USD LIBOR + 0.530%, 02/25/36 (b)	4,900,000	4,853,565

Asset-Backed - Other—(Continued)
Equity One Mortgage Pass-Through Trust 2.152%, 1M USD LIBOR + 0.600%, 04/25/34 (b)	104,501	92,700
First Franklin Mortgage Loan Trust 1.862%, 1M USD LIBOR + 0.310%, 07/25/36 (b)	3,300,000	3,119,594
Flagship, Ltd. 2.483%, 3M USD LIBOR + 1.120%, 01/20/26 (144A) (b)	5,600,000	5,610,741
Flatiron CLO, Ltd. 2.533%, 3M USD LIBOR + 1.180%, 07/17/26 (144A) (b)	800,000	800,814
Fortress Credit BSL, Ltd. 2.507%, 3M USD LIBOR + 1.150%, 10/19/25 (144A) (b)	3,600,000	3,607,535
GSAMP Trust 2.287%, 1M USD LIBOR + 0.735%, 09/25/35 (b)	318,929	311,745
Halcyon Loan Advisors Funding, Ltd. 2.283%, 04/20/27 (144A) (b)	2,300,000	2,297,794
Hildebe CLO, Ltd. 2.537%, 3M USD LIBOR + 1.180%, 07/19/26 (144A) (b)	13,500,000	13,537,220
HSI Asset Securitization Corp. Trust 1.712%, 1M USD LIBOR + 0.160%, 05/25/37 (b)	490,486	481,747
Jamestown CLO, Ltd. 2.049%, 07/15/26 (144A) (b)	5,300,000	5,297,339
2.573%, 3M USD LIBOR + 1.220%, 01/17/27 (144A) (b)	6,800,000	6,841,453
Jubilee CLO B.V. 0.511%, 07/12/28 (144A) (EUR) (b)	1,300,000	1,563,849
KVK CLO, Ltd. 2.259%, 01/15/28 (144A) (b) (j)	2,390,000	2,390,000
Long Beach Mortgage Loan Trust 1.782%, 1M USD LIBOR + 0.230%, 01/25/46 (b)	441,584	441,650
2.287%, 1M USD LIBOR + 0.735%, 08/25/35 (b)	823,014	821,550
Morgan Stanley ABS Capital, Inc. Trust 2.527%, 1M USD LIBOR + 0.975%, 07/25/34 (b)	84,997	83,970
Morgan Stanley IXIS Real Estate Capital Trust 1.602%, 1M USD LIBOR + 0.050%, 11/25/36 (b)	683	335
MP CLO, Ltd. 2.370%, 04/18/27 (144A) (b) (j)	840,000	840,000
OCP CLO, Ltd. 2.159%, 07/15/27 (144A) (b)	3,100,000	3,101,097
2.191%, 10/26/27 (144A) (b) (j)	250,000	250,467
2.203%, 04/17/27 (144A) (b)	1,700,000	1,700,041
OHA Credit Partners, Ltd. 2.373%, 3M USD LIBOR + 1.010%, 10/20/25 (144A) (b)	6,700,000	6,721,641
OneMain Financial Issuance Trust 2.470%, 09/18/24 (144A)	178,785	178,816
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 2.042%, 1M USD LIBOR + 0.490%, 09/25/35 (b)	200,000	199,195
2.602%, 1M USD LIBOR + 1.050%, 10/25/34 (b)	4,000,000	4,027,194
Penta CLO B.V. 0.790%, 3M Euribor + 0.790%, 08/04/28 (144A) (EUR) (b)	1,300,000	1,564,317

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
RAAC Trust 1.892%, 1M USD LIBOR + 0.340%, 08/25/36 (b)	764,000	$730,109
Shackleton CLO, Ltd. 2.479%, 3M USD LIBOR + 1.120%, 01/13/25 (144A) (b)	900,000	903,241
Small Business Administration Participation Certificates 5.510%, 11/01/27	1,436,901	1,525,447
Sound Point CLO, Ltd. 2.219%, 04/15/27 (144A) (b)	4,000,000	3,998,000
2.243%, 07/20/27 (144A) (b)	1,200,000	1,202,832
Structured Asset Securities Corp. Mortgage Loan Trust 1.692%, 1M USD LIBOR + 0.140%, 05/25/47 (b)	190,808	190,794
2.861%, 1M USD LIBOR + 1.500%, 04/25/35 (b)	230,197	224,989
THL Credit Wind River CLO, Ltd. 2.235%, 10/15/27 (144A) (b)	400,000	399,798
TICP CLO, Ltd. 2.523%, 3M USD LIBOR + 1.160%, 07/20/26 (144A) (b)	10,600,000	10,636,803
Tralee CLO, Ltd. 2.393%, 10/20/27 (144A) (b)	3,200,000	3,198,381
U.S. Residential Opportunity Fund Trust 3.352%, 11/27/37 (144A)	1,490,000	1,485,881
Venture CLO, Ltd. 2.179%, 04/16/27 (144A) (b) (j)	7,240,000	7,240,000
2.239%, 07/15/27 (144A) (b)	2,700,000	2,701,814
Vericrest Opportunity Loan Trust LLC 3.125%, 09/25/47 (144A)	3,748,785	3,746,488
3.250%, 04/25/59 (144A)	135,272	135,510
3.375%, 04/25/47 (144A)	993,552	997,476
3.500%, 03/25/47 (144A)	595,263	597,440
Vibrant CLO, Ltd. 2.265%, 3M USD LIBOR + 0.900%, 07/24/24 (144A) (b)	6,701,205	6,703,243
Voya CLO, Ltd. 2.236%, 07/25/26 (144A) (b) (j)	5,800,000	5,797,100
WhiteHorse, Ltd. 2.581%, 3M USD LIBOR + 1.200%, 02/03/25 (144A) (b)	6,433,487	6,440,454
Z Capital Credit Partners CLO, Ltd. 0.000%, 07/16/27 (144A) (b) (j)	4,710,000	4,710,000

		174,105,656

Asset-Backed - Student Loan—1.0%
College Loan Corp. Trust 1.617%, 3M LIBOR + 0.250%, 01/25/24 (b)	900,000	$891,012
Navient Student Loan Trust 2.702%, 1M USD LIBOR + 1.150%, 03/25/66 (144A) (b)	4,153,006	4,249,841
SLM Private Education Loan Trust 1.850%, 06/17/30 (144A)	2,391,279	2,381,757
3.727%, 1M USD LIBOR + 2.250%, 06/16/42 (144A) (b)	1,480,000	1,535,370
SLM Student Loan Trust
Zero Coupon, 3M Euribor + 0.260%, 12/15/23 (EUR) (b)	807,327	966,095

Asset-Backed - Student Loan—(Continued)
SLM Student Loan Trust
Zero Coupon, 3M Euribor + 0.270%, 06/17/24 (EUR) (b)	1,311,177	1,573,512
2.867%, 3M USD LIBOR + 1.500%, 04/25/23 (b)	8,187,915	8,378,439
SoFi Professional Loan Program LLC 2.050%, 01/25/41 (144A) (j)	5,480,000	5,465,764

		25,441,790

Total Asset-Backed Securities (Cost $210,036,684)		213,468,534

Foreign Government—7.9%

Banks—0.1%
Development Bank of Japan, Inc. 2.125%, 09/01/22 (144A)	2,400,000	2,345,434

Sovereign—7.8%
Argentina POM Politica Monetaria 28.750%, 06/21/20 (ARS) (b)	81,800,000	4,695,923
Argentine Bonos del Tesoro 25.413%, BADLAR + 2.000%, 04/03/22 (ARS) (b)	7,376,000	391,707
Argentine Republic Government International Bond 6.875%, 01/26/27	7,600,000	8,303,000
Australia Government Bond 3.000%, 09/20/25 (AUD) (c)	5,100,000	5,597,808
Brazil Letras do Tesouro Nacional 8.557%, 07/01/18 (BRL)	209,100,000	61,064,248
Bundesrepublik Deutschland Bundesanleihe 4.000%, 01/04/18 (EUR)	2,680,000	3,215,821
Canadian Government Real Return Bond 4.250%, 12/01/26 (CAD) (c)	7,154,016	7,625,771
Italy Buoni Ordinari del Tesoro Zero Coupon, 01/31/18 (EUR)	8,690,000	10,430,267
Italy Buoni Poliennali del Tesoro 4.500%, 02/01/18 (EUR)	400,000	481,792
Japan Bank for International Cooperation 2.375%, 07/21/22	1,200,000	1,183,144
Japanese Government CPI Linked Bonds 0.100%, 03/10/24 (JPY) (c)	175,270,000	1,630,979
0.100%, 03/10/27 (JPY) (c)	2,366,544,000	22,294,976
Mexican Bonos 7.750%, 05/29/31 (MXN)	97,900,000	4,981,759
New Zealand Government Bonds 2.500%, 09/20/35 (NZD) (c)	1,548,900	1,253,723
3.000%, 09/20/30 (NZD) (c)	11,600,000	10,037,170
Spain Letras del Tesoro Zero Coupon, 01/19/18 (EUR)	400,000	480,067
Sweden Government International Bond 0.875%, 01/31/18 (EUR)	7,900,000	9,489,634
United Kingdom Gilt Inflation Linked Bonds 0.125%, 03/22/26 (GBP) (c)	26,224,338	41,668,541
0.125%, 03/22/44 (GBP) (c)	39,746	84,769
0.125%, 03/22/46 (GBP) (c)	3,533,681	7,749,826
0.125%, 11/22/56 (GBP) (c)	894,837	2,332,930

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
United Kingdom Gilt Inflation Linked Bonds
4.250%, 12/07/27 (GBP)	2,000,000	$3,471,859

		208,465,714

Total Foreign Government (Cost $209,781,648)		210,811,148

Corporate Bonds & Notes—7.4%

Agriculture—0.2%
BAT Capital Corp. 2.003%, 08/14/20 (144A) (b)	4,000,000	4,021,535
BAT International Finance plc 2.750%, 06/15/20 (144A)	100,000	100,489
Imperial Brands Finance plc 2.950%, 07/21/20 (144A)	200,000	201,931
Japan Tobacco, Inc. 2.100%, 07/23/18 (144A)	100,000	100,126

		4,424,081

Auto Manufacturers—0.3%
American Honda Finance Corp. 1.741%, 11/05/21 (b)	1,700,000	1,701,250
Ford Motor Credit Co. LLC 2.943%, 01/08/19	100,000	100,624
5.000%, 05/15/18	2,000,000	2,020,358
General Motors Co. 2.192%, 3M USD LIBOR + 0.800%, 08/07/20 (b)	170,000	171,018
General Motors Financial Co., Inc. 2.350%, 10/04/19	200,000	199,412
2.606%, 3M USD LIBOR + 1.270%, 10/04/19 (b)	100,000	101,314
Volkswagen Group of America Finance LLC 1.916%, 3M USD LIBOR + 0.470%, 05/22/18 (144A) (b)	1,200,000	1,200,217
2.125%, 05/23/19 (144A)	1,400,000	1,394,279
2.450%, 11/20/19 (144A)	500,000	499,697

		7,388,169

Banks—3.5%
Bank of America N.A. 1.750%, 06/05/18	15,300,000	15,293,476
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	4,800,000	5,226,000
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	6,600,000	6,808,160
Deutsche Bank AG 4.250%, 10/14/21	11,700,000	12,172,272
Dexia Credit Local S.A. 2.375%, 09/20/22 (144A)	4,900,000	4,845,565
Goldman Sachs Group, Inc. (The) 2.789%, 3M USD LIBOR + 1.200%, 09/15/20 (b)	10,000,000	10,189,355
2.876%, 10/31/22 (b)	4,000,000	3,988,537
ING Bank NV 2.625%, 12/05/22 (144A)	3,300,000	3,302,036

Banks—(Continued)
JPMorgan Chase & Co. 7.900%, 3M USD LIBOR + 3.470%, 04/30/18 (b)	900,000	911,250
KBC Bank NV 8.000%, 5Y USD Swap + 7.097%, 01/25/23 (b)	400,000	401,888
Macquarie Bank, Ltd. 1.686%, 04/04/19 (144A) (b)	5,300,000	5,305,453
Mitsubishi UFJ Financial Group, Inc. 3.361%, 3M USD LIBOR + 1.880%, 03/01/21 (b)	4,100,000	4,265,234
Nykredit Realkredit A/S 2.500%, 10/01/47 (DKK)	56,955	9,544
Realkredit Danmark A/S 1.000%, 04/01/18 (DKK)	4,100,000	662,722
2.500%, 07/01/47 (DKK)	100,127	16,803
State Bank of India 2.297%, 3M USD LIBOR + 0.950%, 04/06/20 (b)	5,500,000	5,508,800
UBS AG 1.835%, 3M USD LIBOR + 0.320%, 12/07/18 (144A) (b)	6,800,000	6,806,181
2.103%, 3M USD LIBOR + 0.580%, 06/08/20 (144A) (b)	7,100,000	7,130,970

		92,844,246

Commercial Services—0.0%
ERAC USA Finance LLC 2.800%, 11/01/18 (144A)	100,000	100,471
5.250%, 10/01/20 (144A)	100,000	106,725

		207,196

Computers—0.0%
Dell International LLC / EMC Corp. 3.480%, 06/01/19 (144A)	300,000	303,758

Diversified Financial Services—0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.750%, 05/15/19	1,100,000	1,117,409
4.625%, 10/30/20	400,000	419,313
Air Lease Corp. 4.750%, 03/01/20	100,000	104,643
Ally Financial, Inc. 3.250%, 02/13/18	15,200,000	15,207,600
3.750%, 11/18/19	200,000	202,520
BRFkredit A/S 2.500%, 10/01/47 (DKK)	48,739	8,167
4.000%, 01/01/18 (DKK)	7,000,000	1,127,859
International Lease Finance Corp. 5.875%, 04/01/19	300,000	312,240
6.250%, 05/15/19	800,000	838,323
8.250%, 12/15/20	900,000	1,033,788
LeasePlan Corp. NV 2.875%, 01/22/19 (144A)	100,000	100,068
Navient Corp. 4.875%, 06/17/19	200,000	203,380
5.500%, 01/15/19	1,400,000	1,424,500
Nordea Kredit Realkreditaktieselskab 2.000%, 01/01/18 (DKK)	500,000	80,548
2.500%, 10/01/47 (DKK)	9,445	1,583

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
OneMain Financial Holdings LLC 6.750%, 12/15/19 (144A)	100,000	$103,320
Springleaf Finance Corp. 8.250%, 12/15/20	100,000	110,000

		22,395,261

Electric—0.1%
Iberdrola Finance Ireland, Ltd. 5.000%, 09/11/19 (144A)	100,000	104,097
Southern Power Co. 2.176%, 12/20/20 (144A) (b)	2,600,000	2,605,462

		2,709,559

Gas—0.1%
Sempra Energy 2.039%, 03/15/21 (b)	1,800,000	1,802,772

Home Builders—0.0%
DR Horton, Inc. 3.750%, 03/01/19	100,000	101,344

Machinery-Diversified—0.3%
John Deere Capital Corp. 1.948%, 3M USD LIBOR + 0.290%, 06/22/20 (b)	8,800,000	8,809,311

Media—0.0%
Sky plc 2.625%, 09/16/19 (144A)	100,000	100,195
Time Warner Cable LLC 5.000%, 02/01/20	200,000	208,721
8.250%, 04/01/19	100,000	106,879

		415,795

Miscellaneous Manufacturing—0.2%
Textron, Inc. 1.960%, 11/10/20 (b)	4,620,000	4,618,703

Oil & Gas—0.7%
Gazprom OAO Via Gaz Capital S.A. 3.375%, 11/30/18 (CHF)	150,000	158,166
4.625%, 10/15/18 (EUR)	980,000	1,211,151
Petrobras Global Finance B.V. 4.375%, 05/20/23	300,000	296,691
5.299%, 01/27/25 (144A)	5,418,000	5,434,254
5.999%, 01/27/28 (144A)	2,918,000	2,925,295
6.125%, 01/17/22	5,000,000	5,306,250
6.250%, 03/17/24	500,000	530,500
6.250%, 12/14/26 (GBP)	400,000	590,540
8.375%, 12/10/18	900,000	943,830

		17,396,677

Pharmaceuticals—0.0%
EMD Finance LLC 2.950%, 03/19/22 (144A)	40,000	40,172

Pharmaceuticals—(Continued)
Teva Pharmaceutical Finance IV LLC 2.250%, 03/18/20	100,000	96,704

		136,876

Pipelines—0.5%
Enable Midstream Partners L.P. 2.400%, 05/15/19	100,000	99,426
Enbridge, Inc. 1.750%, 01/10/20 (b)	4,700,000	4,706,475
2.289%, 3M USD LIBOR + 0.700%, 06/15/20 (b)	6,200,000	6,257,589
Kinder Morgan Energy Partners L.P. 9.000%, 02/01/19	100,000	106,760
Kinder Morgan, Inc. 7.250%, 06/01/18	300,000	306,319
Plains All American Pipeline L.P. / PAA Finance Corp. 2.600%, 12/15/19	100,000	99,432
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.750%, 09/01/20	100,000	106,429
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	100,000	107,206
Spectra Energy Partners L.P. 2.195%, 3M USD LIBOR + 0.700%, 06/05/20 (b)	900,000	906,739
TransCanada PipeLines, Ltd. 3.800%, 10/01/20	600,000	622,113

		13,318,488

Real Estate—0.0%
Akelius Residential Property AB 3.375%, 09/23/20 (EUR)	100,000	129,586

Real Estate Investment Trusts—0.2%
American Tower Corp. 2.800%, 06/01/20	300,000	301,869
Unibail-Rodamco SE 2.129%, 3M USD LIBOR + 0.770%, 04/16/19 (b)	5,800,000	5,826,489

		6,128,358

Software—0.0%
VMware, Inc. 2.950%, 08/21/22	450,000	448,742
3.900%, 08/21/27	300,000	302,845

		751,587

Telecommunications—0.5%
AT&T, Inc. 2.009%, 3M USD LIBOR + 0.650%, 01/15/20 (b)	3,890,000	3,913,187
2.309%, 3M USD LIBOR + 0.950%, 07/15/21 (b)	6,200,000	6,284,963
5.150%, 02/14/50	2,200,000	2,227,421
5.300%, 08/14/58	700,000	702,297
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	93,750	94,336

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Telefonica Emisiones S.A.U. 5.877%, 07/15/19	400,000	$420,519

		13,642,723

Transportation—0.0%
AP Moeller - Maersk A/S 2.550%, 09/22/19 (144A)	100,000	100,079
Ryder System, Inc. 2.450%, 09/03/19	100,000	100,110

		200,189

Total Corporate Bonds & Notes (Cost $195,714,442)		197,724,679

Mortgage-Backed Securities—1.7%

Collateralized Mortgage Obligations—1.4%
Banc of America Funding Trust 1.721%, 1M USD LIBOR + 0.220%, 07/20/36 (b)	94,746	94,587
3.633%, 02/20/36 (b)	640,869	634,426
Banc of America Mortgage Trust 3.595%, 09/25/35 (b)	85,547	83,214
3.747%, 11/25/34 (b)	33,189	33,574
3.781%, 06/25/35 (b)	168,131	158,409
Bear Stearns Adjustable Rate Mortgage Trust 3.427%, 03/25/35 (b)	300,714	293,983
Bear Stearns ALT-A Trust 1.712%, 1M USD LIBOR + 0.160%, 02/25/34 (b)	161,540	150,188
3.549%, 09/25/35 (b)	1,087,844	964,401
Chase Mortgage Finance Trust 3.459%, 02/25/37 (b)	65,035	64,668
Citigroup Mortgage Loan Trust 1.528%, 1M USD LIBOR + 0.200%, 06/25/47 (144A) (b)	2,070,127	2,070,488
2.821%, 08/25/35 (b)	47,792	47,050
3.430%, 1Y CMT + 2.400%, 05/25/35 (b)	26,031	26,131
Countrywide Alternative Loan Trust 1.681%, 1M USD LIBOR + 0.180%, 02/20/47 (b)	924,021	765,432
1.732%, 1M USD LIBOR + 0.180%, 05/25/47 (b)	273,422	265,476
1.832%, 1M USD LIBOR + 0.280%, 12/25/35 (b)	26,731	25,415
5.500%, 06/25/35	526,137	515,044
Countrywide Home Loan Mortgage Pass-Through Trust 2.132%, 1M USD LIBOR + 0.580%, 04/25/35 (b)	646,799	612,194
3.457%, 08/25/34 (b)	123,424	116,460
3.560%, 11/20/34 (b)	180,286	179,296
3.703%, 11/19/33 (b)	16,914	17,070
Countrywide Home Reperforming Loan REMIC Trust 1.892%, 1M USD LIBOR + 0.340%, 06/25/35 (144A) (b)	85,915	79,299
Credit Suisse Mortgage Capital Certificates 1.738%, 1M LIBOR + 0.500%, 11/30/37 (144A) (b)	2,600,000	2,266,877
Deutsche ALT-B Securities Mortgage Loan Trust 1.652%, 1M USD LIBOR + 0.100%, 10/25/36 (b)	24,469	18,618
5.869%, 10/25/36	431,339	405,558
5.886%, 10/25/36	431,339	405,553

Collateralized Mortgage Obligations—(Continued)
Eurosail-UK plc 1.470%, 3M GBP LIBOR + 0.950%, 06/13/45 (GBP) (b)	2,646,188	3,546,493
First Horizon Alternative Mortgage Securities Trust 3.327%, 06/25/34 (b)	172,881	171,470
GreenPoint Mortgage Funding Trust 1.822%, 1M USD LIBOR + 0.270%, 11/25/45 (b)	171,126	150,438
GreenPoint MTA Trust 1.992%, 1M USD LIBOR + 0.440%, 06/25/45 (b)	300,235	286,674
GSR Mortgage Loan Trust 3.472%, 09/25/35 (b)	244,092	248,928
3.531%, 05/25/35 (b)	410,121	403,538
3.558%, 12/25/34 (b)	994,325	1,000,602
3.657%, 11/25/35 (b)	539,143	499,794
3.857%, 01/25/35 (b)	174,520	172,280
HarborView Mortgage Loan Trust 1.775%, 1M USD LIBOR + 0.280%, 02/19/36 (b)	165,190	142,595
1.935%, 1M USD LIBOR + 0.440%, 05/19/35 (b)	78,797	75,659
2.101%, 1M USD LIBOR + 0.600%, 06/20/35 (b)	407,304	397,975
IndyMac INDA Mortgage Loan Trust 3.778%, 11/25/35 (b)	296,771	281,714
JPMorgan Mortgage Trust 3.009%, 07/27/37 (144A) (b)	765,141	778,272
3.499%, 06/25/35 (b)	607,093	602,056
3.637%, 08/25/35 (b)	331,796	322,977
3.640%, 07/25/35 (b)	170,616	174,502
3.663%, 02/25/35 (b)	264,549	262,225
3.665%, 09/25/35 (b)	67,800	62,580
3.686%, 07/25/35 (b)	177,102	181,076
3.748%, 08/25/35 (b)	254,190	255,551
Lehman XS Trust 1.822%, 1M USD LIBOR + 0.270%, 12/25/35 (b)	159,976	158,739
Marche Mutui S.r.l. 1.919%, 3M Euribor + 2.250%, 01/27/64 (EUR) (b)	51,301	61,638
Master Adjustable Rate Mortgages Trust 3.166%, 12/25/33 (b)	115,730	113,326
MASTR Adjustable Rate Mortgages Trust 3.465%, 11/21/34 (b)	165,253	169,289
Mellon Residential Funding Corp. Mortgage Pass-Through Trust 1.917%, 1M USD LIBOR + 0.440%, 12/15/30 (b)	29,988	29,041
2.177%, 1M USD LIBOR + 0.700%, 11/15/31 (b)	190,081	190,047
Merrill Lynch Mortgage Investors Trust 1.802%, 1M USD LIBOR + 0.250%, 11/25/35 (b)	40,670	39,090
2.361%, 1M USD LIBOR + 1.000%, 10/25/35 (b)	136,010	129,615
3.149%, 12/25/35 (b)	180,056	166,095
National Credit Union Administration Guaranteed Notes 1.779%, 1M LIBOR + 0.450%, 10/07/20 (b)	1,541,779	1,544,196
1.963%, 1M LIBOR + 0.560%, 12/08/20 (b)	3,397,574	3,417,400
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 2.602%, 1M USD LIBOR + 1.050%, 04/25/35 (b)	2,000,000	1,883,898
Residential Accredit Loans, Inc. 1.852%, 1M USD LIBOR + 0.300%, 08/25/35 (b)	123,021	108,822
2.423%, 12M MTA + 1.360%, 09/25/45 (b)	128,342	122,281

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Sequoia Mortgage Trust 1.701%, 1M USD LIBOR + 0.200%, 07/20/36 (b)	948,883	$903,362
2.195%, 1M USD LIBOR + 0.700%, 10/19/26 (b)	45,449	44,663
Structured Adjustable Rate Mortgage Loan Trust 2.532%, 12M MTA + 1.400%, 01/25/35 (b)	99,174	92,665
3.473%, 02/25/34 (b)	126,703	127,639
3.642%, 12/25/34 (b)	86,087	85,085
Structured Asset Mortgage Investments II Trust 1.742%, 1M USD LIBOR + 0.190%, 06/25/36 (b)	86,043	84,632
1.745%, 1M USD LIBOR + 0.250%, 07/19/35 (b)	175,230	166,943
1.762%, 1M USD LIBOR + 0.210%, 05/25/36 (b)	39,260	30,655
2.155%, 1M USD LIBOR + 0.660%, 10/19/34 (b)	84,603	81,520
Swan Trust 3.010%, BBSW1M + 1.300%, 04/25/41 (AUD) (b)	126,653	99,976
TBW Mortgage-Backed Trust 6.015%, 07/25/37	251,798	185,676
Thrones plc 1.813%, 3M GBP LIBOR + 1.500%, 07/20/44 (GBP) (b)	39,636	53,694
WaMu Mortgage Pass-Through Certificates Trust 1.812%, 12M MTA + 0.810%, 12/25/46 (b)	86,167	84,563
1.833%, 12M MTA + 0.770%, 05/25/47 (b)	378,566	361,677
2.063%, 12M MTA + 1.000%, 02/25/46 (b)	152,879	149,672
2.063%, 12M MTA + 1.000%, 08/25/46 (b)	5,822,042	5,430,349
2.237%, COF 11 + 1.500%, 07/25/46 (b)	587,009	573,579
2.237%, COF 11 + 1.500%, 11/25/46 (b)	185,317	174,920
2.263%, 12M MTA + 1.200%, 11/25/42 (b)	19,572	18,539
3.375%, 12/25/35 (b)	147,704	136,114
3.470%, 08/25/35 (b)	88,503	83,810
Wells Fargo Mortgage-Backed Securities Trust 3.362%, 04/25/36 (b)	204,243	187,650
3.514%, 09/25/34 (b)	193,689	197,690
3.568%, 04/25/36 (b)	440,787	445,564
3.628%, 03/25/36 (b)	83,550	80,361
3.710%, 11/25/34 (b)	110,442	111,218

		38,436,503

Commercial Mortgage-Backed Securities—0.3%
GS Mortgage Securities Trust 4.592%, 08/10/43 (144A)	25,000	26,063
Vornado DP LLC Trust 4.004%, 09/13/28 (144A)	7,000,000	7,248,476

		7,274,539

Total Mortgage-Backed Securities (Cost $41,828,875)		45,711,042

Municipals—0.1%
South Carolina Student Loan Corp. 1.621%, 12/01/23 (b)	1,275,644	1,275,568
Tobacco Settlement Finance Authority 7.467%, 06/01/47	710,000	690,127

Total Municipals (Cost $1,954,497)		1,965,695

Floating Rate Loans (k)—0.1%
Security Description	Principal Amount*/ Shares	Value

Hotels, Restaurants & Leisure—0.0%
Las Vegas Sands LLC
Term Loan B, 3.569%, 1M LIBOR + 2.000%, 03/29/24	98,492	99,121

Oil & Gas—0.1%
Petroleo Global Trading
Term Loan, 3.597%, 3M LIBOR + 2.140%, 02/19/20 (l) (m)	1,300,000	1,289,075

Pipelines—0.0%
Cheniere Energy Partners, L.P.
Delayed Draw Term Loan, 3.819%, 1M LIBOR + 2.250%, 02/25/20	200,000	199,875

Total Floating Rate Loans (Cost $1,560,204)		1,588,071

Convertible Preferred Stock—0.0%

Banks—0.0%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $900,000)	900	1,178,991

Short-Term Investments—19.2%

Certificate of Deposit—0.9%
Barclays Bank plc 1.940%, 09/04/18	10,000,000	10,000,840
1.892%, 3M USD LIBOR + 0.470%, 05/17/18 (b)	7,100,000	7,107,995
2.060%, 3M USD LIBOR + 0.460%, 03/16/18 (b)	7,500,000	7,507,657

		24,616,492

Commercial Paper—0.9%
Bank of Montreal 0.987%, 01/05/18 (CAD)	1,100,000	874,881
1.074%, 01/08/18 (CAD)	6,100,000	4,851,077
1.217%, 01/19/18 (CAD)	800,000	635,959
Bank of Nova Scotia (The) 1.047%, 01/08/18 (CAD)	700,000	556,681
1.226%, 01/22/18 (CAD)	3,480,000	2,766,143
HSBC Bank Canada 0.954%, 01/05/18 (CAD)	300,000	238,604
1.095%, 01/08/18 (CAD)	3,500,000	2,783,405
1.095%, 01/15/18 (CAD)	1,300,000	1,033,577
1.095%, 01/17/18 (CAD)	1,775,000	1,411,132
Royal Bank of Canada 1.187%, 01/11/18 (CAD)	1,720,000	1,367,708
1.187%, 01/15/18 (CAD)	7,900,000	6,280,971
Toronto-Dominion Bank 0.981%, 01/05/18 (CAD)	100,000	79,534
1.072%, 01/08/18 (CAD)	200,000	159,052

		23,038,724

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Foreign Government—2.3%
Argentina Treasury Bills 2.748%, 03/16/18 (n)	980,000	$973,729
2.793%, 05/24/18 (n)	300,000	296,224
2.815%, 06/15/18 (n)	342,000	336,966
2.816%, 07/13/18 (n)	1,600,000	1,572,190
2.818%, 05/11/18 (n)	400,000	395,396
2.819%, 06/29/18 (n)	436,000	428,871
3.064%, 09/28/18 (n)	1,200,000	1,170,331
3.075%, 11/16/18 (n)	2,212,000	2,147,184
3.076%, 10/26/18 (n)	600,000	583,573
France Treasury Bill 0.000%, 01/31/18 (n) (o)	3,500,000	4,202,013
Japan Treasury Bills 0.000%, 02/13/18 (n)	2,170,100,000	19,262,997
United Kingdom Treasury Bills 0.000%, 01/22/18 (GBP) (n) (o)	8,200,000	11,069,676
0.000%, 01/29/18 (GBP) (n) (o)	13,710,000	18,506,995

		60,946,145

Repurchase Agreements—15.0%
Deutsche Bank Securities Inc. Repurchase Agreement dated 12/29/17 at 1.700% to be repurchased at $9,801,851 on 01/02/18, collateralized by $10,427,000 U.S. Treasury Bond at 2.500% due 02/15/45 with a value of $9,940,271.	9,800,000	9,800,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $6,411,257 on 01/02/18, collateralized by $6,750,000 U.S. Treasury Note at 1.125% due 08/31/21 with a value of $6,540,453.	6,410,972	6,410,972
JPMorgan Securities LLC Repurchase Agreement dated 12/29/17 at 1.500% to be repurchased at $363,075,625 on 01/03/18, collateralized by $373,892,863 U.S. Treasury Notes with rates ranging from 0.125% - 2.125%, maturity dates ranging from 04/15/19 - 05/15/25, with a value of $369,894,933.	363,000,000	363,000,000
Repurchase Agreement dated 12/29/17 at 1.690% to be repurchased at $19,004,460 on 01/02/18, collateralized by $19,161,000 U.S. Treasury Note at 2.500% due 05/15/24 with a value of $19,377,310.	19,000,000	19,000,000

		398,210,972

U.S. Treasury—0.1%
U.S. Treasury Bills 1.001%, 01/18/18 (f) (n)	81,000	80,955
1.196%, 02/22/18 (e) (n)	756,000	754,645
1.222%, 02/15/18 (e) (f) (n)	321,000	320,515
1.285%, 03/01/18 (e) (n)	69,000	68,859

		1,224,974

Total Short-Term Investments (Cost $507,188,456)		508,037,307

Total Purchased Options—0.1% (p) (Cost $2,285,900)		1,207,182

Total Investments—161.8% (Cost $4,359,079,038)		4,297,936,393
Other assets and liabilities (net)—(61.8)%		(1,641,861,768)

Net Assets—100.0%		$2,656,074,625

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(e)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of December 31, 2017, the market value of securities pledged was $11,575,830.
(f)	All or a portion of the security was pledged as collateral against open secured borrowing transactions. As of December 31, 2017, the value of securities pledged amounted to $3,544,240.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2017, the market value of securities pledged was $13,227,901.
(h)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $3,791,581.
(i)	All or a portion of the security was pledged as collateral against TBA securities. As of December 31, 2017, the value of securities pledged amounted to $50,199.
(j)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2017, the market value of restricted securities was $36,573,331, which is 1.4% of net assets. See details shown in the Restricted Securities table that follows.
(k)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent less than 0.05% of net assets.
(m)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(n)	The rate shown represents current yield to maturity.
(o)	Illiquid security. As of December 31, 2017, these securities represent 1.3% of net assets.
(p)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $239,601,279, which is 9.0% of net assets.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
CIFC Funding, Ltd., Zero Coupon, 04/15/27	12/12/17	$5,860,000	$5,860,000	$5,860,000
Catamaran CLO, Ltd., 2.363%, 01/27/28	12/01/17	4,020,000	4,020,000	4,020,000
KVK CLO, Ltd., 2.259%, 01/15/28	12/06/17	2,390,000	2,390,000	2,390,000
MP CLO, Ltd., 2.370%, 04/18/27	12/21/17	840,000	840,000	840,000
OCP CLO, Ltd., 2.191%, 10/26/27	11/27/17	250,000	250,000	250,467
SoFi Professional Loan Program LLC, 2.050%, 01/25/41	12/05/17	5,480,000	5,470,036	5,465,764
Venture CLO, Ltd., 2.179%, 04/16/27	12/15/17	7,240,000	7,240,000	7,240,000
Voya CLO, Ltd., 2.236%, 07/25/26	12/13/17	5,800,000	5,800,000	5,797,100
Z Capital Credit Partners CLO, Ltd., 0.000%, 07/16/27	12/20/17	4,710,000	4,710,000	4,710,000

				$36,573,331

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 30 Yr. Pool	3.000%	TBA	$(79,200,000)	$(78,933,438)	$(79,200,000)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
ARS	47,635,854	GSBU	01/12/18	$2,587,499	$(42,169)
ARS	10,952,155	GSBU	01/19/18	620,343	(37,316)
ARS	50,917,374	CBNA	02/14/18	2,713,943	(40,865)
ARS	79,980,000	GSBU	02/14/18	4,300,000	(101,181)
ARS	892,000	BNP	05/16/18	43,790	857
ARS	992,000	JPMC	05/16/18	48,867	785
ARS	2,967,000	BNP	06/21/18	148,054	(2,263)
ARS	5,395,000	SG	08/22/18	260,000	(2,589)
BRL	106,723,049	BNP	01/03/18	32,262,106	(88,507)
BRL	12,379,071	CBNA	01/03/18	3,783,566	(51,670)
BRL	27,484,748	CBNA	01/03/18	8,308,569	(22,793)
BRL	176,000,000	DBAG	01/03/18	53,204,353	(145,959)
BRL	87,663,440	GSBU	01/03/18	26,309,556	118,179
BRL	114,157,489	GSBU	01/03/18	34,209,616	205,231
BRL	174,800,000	JPMC	01/03/18	52,427,941	268,691
BRL	90,643,049	BNP	02/02/18	26,996,381	237,814
BRL	39,863,819	CBNA	02/02/18	11,968,242	9,059
BRL	39,326,736	JPMC	02/02/18	11,888,013	(72,082)
BRL	44,293,132	JPMC	02/02/18	13,306,036	2,076
CAD	14,807,000	CSI	01/10/18	11,554,158	227,773
CAD	1,301,000	GSBU	01/10/18	1,014,829	20,377
CAD	9,000,000	GSBU	01/10/18	7,110,071	51,230
CAD	7,703,000	JPMC	01/10/18	6,035,619	93,659
CAD	8,400,000	JPMC	01/10/18	6,540,858	143,022
CAD	9,309,000	JPMC	01/10/18	7,325,398	81,774
CAD	10,325,000	JPMC	01/10/18	8,174,379	41,223
CAD	1,775,000	UBSA	01/10/18	1,381,715	30,652
DKK	390,000	CBNA	01/02/18	61,641	1,215
DKK	23,880,000	GSBU	01/02/18	3,804,576	44,120
DKK	8,415,000	JPMC	01/02/18	1,335,233	20,997
GBP	1,264,000	BNP	01/10/18	1,698,065	8,892
GBP	2,215,000	CBNA	01/10/18	2,995,101	(3,874)
GBP	3,357,000	UBSA	01/10/18	4,501,478	31,951

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
INR	342,488,219	CBNA	03/13/18	$5,224,122	$96,753
MXN	11,240,000	DBAG	01/04/18	599,975	(28,436)
MXN	3,917,000	CBNA	01/24/18	203,478	(5,026)
MXN	180,100,000	BNP	03/01/18	9,078,353	(12,477)
MYR	506,797	GSBU	03/14/18	119,796	5,120
RUB	155,572,855	CBNA	02/16/18	2,664,078	23,216
ZAR	35,762,000	SG	02/06/18	2,568,998	306,583

Contracts to Deliver
ARS	20,349,750	BNP	02/14/18	1,075,000	6,672
ARS	13,802,880	JPMC	02/14/18	728,000	3,371
AUD	23,371,000	UBSA	01/10/18	17,668,569	(566,427)
BRL	90,643,049	BNP	01/03/18	27,098,071	(227,921)
BRL	16,080,000	BNP	01/03/18	4,453,677	(393,931)
BRL	39,863,819	CBNA	01/03/18	12,014,412	(3,260)
BRL	113,500,000	DBAG	01/03/18	31,956,798	(2,259,837)
BRL	36,300,000	DBAG	01/03/18	10,060,064	(883,230)
BRL	26,200,000	DBAG	01/03/18	6,935,609	(962,856)
BRL	201,820,929	GSBU	01/03/18	61,009,954	167,372
BRL	108,386,868	JPMC	01/03/18	32,765,075	89,886
BRL	44,293,132	JPMC	01/03/18	13,357,398	4,430
BRL	22,120,000	JPMC	01/03/18	6,114,720	(553,755)
BRL	114,157,489	GSBU	02/02/18	34,077,880	(221,357)
BRL	87,663,440	GSBU	02/02/18	26,208,090	(130,866)
BRL	97,200,000	BNP	07/03/18	27,731,812	(1,000,932)
BRL	83,600,000	DBAG	07/03/18	23,913,673	(798,852)
BRL	28,300,000	DBAG	07/03/18	8,540,045	174,441
CAD	300,000	CBNA	01/05/18	233,978	(4,704)
CAD	100,000	DBAG	01/05/18	77,943	(1,618)
CAD	1,100,000	JPMC	01/05/18	860,587	(14,581)
CAD	700,000	CBNA	01/08/18	545,980	(10,989)
CAD	1,800,000	DBAG	01/08/18	1,400,771	(31,435)
CAD	200,000	DBAG	01/08/18	155,893	(3,241)
CAD	7,800,000	JPMC	01/08/18	6,066,943	(139,281)
CAD	72,051,000	JPMC	01/10/18	55,972,023	(1,358,960)
CAD	17,368,000	JPMC	01/10/18	13,502,527	(317,191)
CAD	1,220,000	CBNA	01/11/18	958,691	(12,074)
CAD	500,000	DBAG	01/11/18	389,120	(8,734)
CAD	7,893,000	JPMC	01/16/18	6,130,733	(150,178)
CAD	1,300,000	JPMC	01/16/18	1,013,115	(21,370)
CAD	1,775,000	JPMC	01/17/18	1,379,688	(32,798)
CAD	800,000	CBNA	01/19/18	623,896	(12,732)
CAD	3,480,000	UBSA	01/22/18	2,735,974	(33,459)
CHF	160,000	JPMC	02/15/18	162,754	(1,925)
CNH	1,362,900	GSBU	03/14/18	204,024	(4,411)
DKK	7,790,000	BNP	01/02/18	1,187,449	(68,051)
DKK	11,625,000	CBNA	01/02/18	1,845,877	(27,703)
DKK	18,695,000	UBSA	01/02/18	2,984,506	(28,532)
DKK	390,000	CBNA	04/03/18	62,004	(1,219)
DKK	4,141,000	GSBU	04/03/18	634,199	(37,103)
EUR	2,680,000	CBNA	01/04/18	3,185,648	(30,139)
EUR	25,138,195	BNP	01/10/18	29,968,248	(206,367)
EUR	676,000	DBAG	01/10/18	803,170	(8,266)
EUR	400,000	SG	01/19/18	475,055	(5,331)
EUR	5,770,000	JPMC	01/31/18	6,813,464	(120,845)
EUR	7,900,000	SG	01/31/18	9,428,295	(65,819)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	3,500,000	SG	01/31/18	$4,161,767	$(44,486)
EUR	2,920,000	SG	01/31/18	3,480,296	(28,920)
EUR	400,000	SG	02/01/18	473,956	(6,786)
GBP	3,408,000	JPMC	01/10/18	4,598,673	(3,630)
GBP	51,399,000	UBSA	01/10/18	68,416,078	(995,229)
GBP	8,200,000	JPMC	01/22/18	10,996,243	(81,722)
GBP	8,030,000	BBP	01/29/18	10,751,097	(99,689)
GBP	1,780,000	CBNA	01/29/18	2,380,358	(24,922)
GBP	1,200,000	JPMC	01/29/18	1,606,498	(15,039)
GBP	2,700,000	SG	01/29/18	3,626,662	(21,797)
JPY	2,031,871,643	BNP	01/10/18	18,306,601	268,997
JPY	148,100,000	BNP	02/13/18	1,319,916	3,013
JPY	1,480,000,000	BBP	02/13/18	13,083,065	(77,068)
JPY	542,000,000	CBNA	02/13/18	4,845,776	26,322
KRW	7,560,778,500	UBSA	03/14/18	6,793,885	(276,923)
MXN	11,240,000	GSBU	01/04/18	548,895	(22,643)
MXN	4,060,000	BNP	01/24/18	211,943	6,246
MXN	3,530,000	BBP	01/24/18	177,638	(1,207)
MXN	57,161,550	CBNA	01/24/18	3,040,670	144,619
MXN	180,100,000	BNP	03/01/18	8,612,404	(453,472)
NZD	15,376,000	SG	01/10/18	10,502,941	(393,241)

Net Unrealized Depreciation					$(10,999,643)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	03/08/18	24	EUR	3,880,320	$(35,348)
U.S. Treasury Note 10 Year Futures	03/20/18	839	USD	104,075,328	(499,961)

Futures Contracts—Short
Call Options on 10 Year Euro-Bund Futures, Strike EUR 165.00	02/23/18	(195)	EUR	(19,500)	75,919
Call Options on 10 Year Euro-Bund Futures, Strike EUR 165.50	02/23/18	(151)	EUR	(10,570)	56,011
Euro-OAT Futures	03/08/18	(214)	EUR	(33,208,520)	400,400
Japanese Government 10 Year Bond Futures	03/13/18	(36)	JPY	(5,428,080,000)	28,642
Put Options on 10 Year Euro-Bund Futures, Strike EUR 161.50	02/23/18	(151)	EUR	(138,920)	(74,437)
U.S. Treasury Long Bond Futures	03/20/18	(518)	USD	(79,254,000)	94,182
U.S. Treasury Note 5 Year Futures	03/29/18	(1,459)	USD	(169,483,368)	809,652
United Kingdom Long Gilt Bond Futures	03/27/18	(269)	GBP	(33,668,040)	(305,371)

					$549,689

Purchased Options

Interest Rate Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciataion
Put - Cap - CPI-U Index	0.263	DBAG	Maximum of [(Final Index/Initial Index) - (1 + 0.263%)][10] or 0	03/29/18	128,900,000	USD	128,900,000	$58,005	$2,746	$(55,259)
Put - Cap - CPI-U Index	0.170	MSCS	Maximum of [(Final Index/Initial Index) - (1 + 0.170%)][10] or 0	04/03/18	137,500,000	USD	137,500,000	41,250	24,937	(16,313)
Put - Cap - CPI-U Index	0.174	MSCS	Maximum of [(Final Index/Initial Index) - (1 + 0.174%)][10] or 0	06/11/18	86,400,000	USD	86,400,000	34,560	18,264	(16,296)

Totals								$133,815	$45,947	$(87,868)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Purchased Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Call - OTC - 30-Year Interest Rate Swap	2.150%	DBAG	3M LIBOR	Receive	06/19/18	8,200,000	USD	8,200,000	$820,950	$53,650	$(767,300)
Put - OTC - 10-Year Interest Rate Swap	2.765%	MSCS	3M LIBOR	Pay	07/16/18	30,350,000	USD	30,350,000	352,060	176,516	(175,544)
Put - OTC - 30-Year Interest Rate Swap	2.150%	DBAG	3M LIBOR	Pay	06/19/18	8,200,000	USD	8,200,000	820,950	737,889	(83,061)

Totals									$1,993,960	$968,055	$(1,025,905)

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Note 5 Year Futures	$121.500	02/23/18	1,061	USD	1,061,000	$9,061	$8,289	$(772)
Put - Eurodollar Futures	98.250	03/19/18	1,399	USD	3,497,500	138,201	183,619	45,418
Put - U.S. Treasury Note 10 Year Futures	114.000	02/23/18	886	USD	886,000	7,566	886	(6,680)
Put - U.S. Treasury Note 10 Year Futures	114.500	02/23/18	383	USD	383,000	3,271	383	(2,888)
Put - U.S. Treasury Note 10 Year Futures	115.000	02/23/18	3	USD	3,000	26	3	(23)

Totals						$158,125	$193,180	$35,055

Written Options

Call Options Written	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Call - OTC - Fannie Mae 30 Yr. Pool 3.500%, TBA	GSC	$102.984	01/04/18	(51,800,000)	USD	(51,800,000)	$(82,961)	$(13,173)	$69,788

Put Options Written	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - OTC - Fannie Mae 30 Yr. Pool 3.500%, TBA	GSC	$101.984	01/04/18	(51,800,000)	USD	(51,800,000)	$(101,172)	$(518)	$100,654

Interest Rate Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Cap - CPI-U Index	0.230	DBAG	Maximum of [(Final Index/Initial Index) - (1 + 0.230%)][10] or 0	03/29/18	(128,900,000)	USD	(128,900,000)	$(58,005)	$(4,845)	$53,160
Cap - CPI-U Index	1.550	MSCS	Maximum of [(Final Index/Initial Index) - (1 + 1.550%)][10] or 0	04/03/18	(137,500,000)	USD	(137,500,000)	(49,500)	(27,884)	21,616
Cap - CPI-U Index	1.550	MSCS	Maximum of [(Final Index/Initial Index) - (1 + 1.550%)][10] or 0	06/11/18	(86,400,000)	USD	(86,400,000)	(34,560)	(26,832)	7,728

Totals								$(142,065)	$(59,561)	$82,504

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Cap - CPI-U Index	4.000	JPMC	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	04/22/24	(35,000,000)	USD	(35,000,000)	(254,625)	(2,835)	251,790
Cap - CPI-U Index	4.000	JPMC	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	05/16/24	(2,800,000)	USD	(2,800,000)	(19,460)	(241)	19,219
Cap - HICP Index	3.000	GSC	Maximum of [(Final Index/Initial Index) - (1 + 3.000%)][10] or 0	06/22/35	(8,700,000)	EUR	(8,700,000)	(395,798)	(92,235)	303,563
Floor - OTC CPURNSA Index	0.001	CBNA	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/20	(49,000,000)	USD	(49,000,000)	(436,720)	—	436,720
Floor - OTC CPURNSA Index	0.001	CBNA	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/20	(4,700,000)	USD	(4,700,000)	(60,630)	(1)	60,629
Floor - OTC YOY CPURNSA Index	0.001	DBAG	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	01/22/18	(4,500,000)	USD	(4,500,000)	(43,650)	—	43,650
Floor - OTC YOY CPURNSA Index	0.001	BNP	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/01/18	(3,500,000)	USD	(3,500,000)	(30,100)	—	30,100

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Written Options—(Continued)

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC YOY CPURNSA Index	0.000	JPMC	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/24/20	(33,500,000)	USD	(33,500,000)	$(378,550)	$(64,823)	$313,727
Floor - OTC YOY CPURNSA Index	0.000	JPMC	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	10/02/20	(14,900,000)	USD	(14,900,000)	(275,009)	(40,206)	234,803

Totals								$(1,894,542)	$(200,341)	$1,694,201

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 90 Day Eurodollar Futures	$98.750	03/19/18	(1,399)	USD	(3,497,500)	$(159,406)	$(8,744)	$150,662
Call - U.S. Treasury Bond Futures	154.000	02/23/18	(48)	USD	(48,000)	(60,564)	(65,250)	(4,686)
Call - U.S. Treasury Note 10 Year Futures	125.000	01/26/18	(68)	USD	(68,000)	(27,544)	(9,562)	17,982
Call - U.S. Treasury Note 10 Year Futures	124.000	01/26/18	(71)	USD	(71,000)	(25,432)	(33,281)	(7,849)
Call - U.S. Treasury Note 10 Year Futures	124.500	02/23/18	(73)	USD	(73,000)	(29,569)	(34,219)	(4,650)
Put - U.S. Treasury Note 10 Year Futures	123.500	01/26/18	(68)	USD	(68,000)	(21,170)	(15,937)	5,233

Totals						$(323,685)	$(166,993)	$156,692

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation(1)
Pay	3M CPURNSA	Maturity	1.800%	Maturity	07/20/26	MSCS	USD	6,500,000	$(246,974)	$—	$(246,974)
Pay	3M CPURNSA	Maturity	1.788%	Maturity	07/18/26	MSCS	USD	8,800,000	(346,735)	—	(346,735)
Pay	3M CPURNSA	Maturity	1.805%	Maturity	09/20/26	MSCS	USD	2,300,000	(85,382)	—	(85,382)
Pay	3M CPURNSA	Maturity	1.810%	Maturity	07/19/26	MSCS	USD	12,600,000	(467,452)	—	(467,452)
Receive	3M CPURNSA	Annually	2.560%	Annually	05/08/23	DBAG	USD	12,300,000	(1,119,379)	—	(1,119,379)

Totals									$(2,265,922)	$—	$(2,265,922)

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation(1)
Receive	3M LIBOR	Quarterly	1.626%	Quarterly	09/20/18	GSI	iBoxx USD Liquid High Yield Index	USD	1,250,000	$(6,755)	$—	$(6,755)
Receive	3M LIBOR	Quarterly	1.626%	Quarterly	03/20/18	GSI	iBoxx USD Liquid High Yield Index	USD	1,500,000	(23,751)	—	(23,751)
Receive	3M LIBOR	Quarterly	1.626%	Quarterly	03/20/18	GSI	iBoxx USD Liquid High Yield Index	USD	2,800,000	(47,939)	—	(47,939)
Receive	3M LIBOR	Quarterly	1.626%	Quarterly	03/20/18	JPMC	iBoxx USD Liquid High Yield Index	USD	1,500,000	(22,317)	—	(22,317)
Receive	3M LIBOR	Quarterly	1.626%	Quarterly	09/20/18	JPMC	iBoxx USD Liquid High Yield Index	USD	5,000,000	(29,372)	—	(29,372)
Receive	3M LIBOR	Quarterly	1.626%	Quarterly	09/20/18	GSI	iBoxx USD Liquid High Yield Index	USD	2,500,000	(12,335)	—	(12,335)
Receive	3M LIBOR	Quarterly	1.626%	Quarterly	09/20/18	MSCS	iBoxx USD Liquid High Yield Index	USD	1,250,000	(6,755)	—	(6,755)

Totals										$(149,224)	$—	$(149,224)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPI	Annually	2.156%	Annually	10/17/27	USD	10,000,000	$(100,729)	$—	$(100,729)
Pay	12M HICP	Annually	1.360%	Annually	06/15/27	EUR	11,900,000	(257,730)	(178,339)	(79,391)
Pay	12M HICP	Annually	1.385%	Annually	12/15/26	EUR	4,260,000	(78,002)	1,200	(79,202)
Pay	12M HICP	Annually	1.520%	Annually	11/15/27	EUR	31,100,000	(177,349)	(27,804)	(149,545)
Pay	1M UKRPI	Maturity	3.140%	Maturity	04/15/31	GBP	600,000	(49,438)	(63,551)	14,113
Pay	1M UKRPI	Annually	3.300%	Annually	12/15/30	GBP	4,500,000	(118,983)	(213,641)	94,658
Pay	1M UKRPI	Maturity	3.325%	Maturity	08/15/30	GBP	24,200,000	(113,549)	(197,470)	83,921
Pay	1M UKRPI	Maturity	3.350%	Maturity	05/15/30	GBP	14,000,000	205,935	1,788	204,147

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1M UKRPI	Annually	3.358%	Annually	04/15/35	GBP	2,900,000	$(35,831)	$(64,562)	$28,731
Pay	1M UKRPI	Annually	3.400%	Annually	06/15/30	GBP	18,500,000	399,817	57,523	342,294
Pay	1M UKRPI	Annually	3.470%	Annually	09/15/32	GBP	14,880,000	(52,947)	(21,399)	(31,548)
Pay	1M UKRPI	Maturity	3.530%	Maturity	10/15/31	GBP	3,880,000	60,620	97,133	(36,513)
Pay	28-Day TIIE	Monthly	7.200%	Monthly	06/05/24	MXN	117,000,000	(210,540)	1,242	(211,782)
Pay	28-Day TIIE	Monthly	7.480%	Monthly	06/18/37	MXN	10,590,000	(38,514)	176	(38,690)
Pay	28-Day TIIE	Monthly	8.280%	Monthly	11/28/36	MXN	2,300,000	1,258	11,740	(10,482)
Pay	28-Day TIIE	Monthly	8.310%	Monthly	11/28/36	MXN	32,300,000	22,633	174,101	(151,468)
Pay	3M CPURNSA	Annually	1.730%	Annually	07/26/26	USD	7,500,000	(334,890)	(402,024)	67,134
Pay	3M CPURNSA	Annually	1.780%	Annually	09/15/26	USD	5,000,000	(194,707)	(242,701)	47,994
Pay	3M CPURNSA	Annually	1.801%	Annually	09/12/26	USD	5,870,000	(214,833)	(271,133)	56,300
Pay	3M CPURNSA	Annually	1.935%	Annually	04/27/19	USD	23,300,000	77,325	—	77,325
Pay	3M CPURNSA	Annually	2.063%	Annually	05/12/25	USD	400,000	(226)	—	(226)
Pay	3M CPURNSA	Annually	2.067%	Annually	07/25/27	USD	9,100,000	(148,155)	—	(148,155)
Pay	3M CPURNSA	Annually	2.150%	Annually	09/25/27	USD	4,500,000	(48,699)	—	(48,699)
Pay	3M CPURNSA	Annually	2.180%	Annually	09/20/27	USD	4,490,000	(33,854)	—	(33,854)
Pay	3M LIBOR	Quarterly	1.250%	Semi-Annually	06/15/18	USD	20,600,000	(42,669)	96,222	(138,891)
Pay	3M LIBOR	Quarterly	1.750%	Semi-Annually	06/21/47	USD	9,900,000	(1,764,549)	(1,791,199)	26,650
Pay	3M LIBOR	Quarterly	2.250%	Semi-Annually	12/20/22	USD	81,000,000	(8,176)	102,021	(110,197)
Pay	3M LIBOR	Quarterly	2.500%	Semi-Annually	12/19/23	USD	20,900,000	124,312	(168,036)	292,348
Pay	3M LIBOR	Quarterly	2.670%	Semi-Annually	11/19/23	USD	14,000,000	198,739	—	198,739
Pay	3M LIBOR	Quarterly	2.678%	Semi-Annually	10/25/23	USD	16,600,000	246,334	—	246,334
Pay	3M LIBOR	Quarterly	2.681%	Semi-Annually	12/12/23	USD	14,000,000	202,183	—	202,183
Pay	3M LIBOR	Quarterly	2.750%	Semi-Annually	12/20/47	USD	30,610,000	1,196,437	943,285	253,152
Pay	BRL CDI	Maturity	9.650%	Maturity	01/02/25	BRL	52,200,000	(275,490)	(150,628)	(124,862)
Receive	12M CPI	Annually	2.069%	Annually	07/15/22	USD	4,500,000	14,010	—	14,010
Receive	1M UKRPI	Annually	3.428%	Annually	03/15/47	GBP	1,070,000	81,154	—	81,154
Receive	1M UKRPI	Monthly	3.585%	Monthly	10/15/46	GBP	5,230,000	(285,890)	(398,518)	112,628
Receive	3M CPURNSA	Annually	1.550%	Annually	07/26/21	USD	7,500,000	202,046	253,846	(51,800)
Receive	3M CPURNSA	Annually	1.603%	Annually	09/12/21	USD	5,870,000	134,939	176,800	(41,861)
Receive	3M CPURNSA	Annually	1.680%	Annually	04/28/18	USD	65,300,000	52,399	—	52,399
Receive	3M CPURNSA	Annually	1.710%	Annually	04/27/18	USD	23,300,000	12,333	—	12,333
Receive	3M CPURNSA	Annually	2.000%	Annually	12/15/47	USD	9,630,000	327,629	22,083	305,546
Receive	3M CPURNSA	Annually	2.021%	Annually	11/25/20	USD	10,400,000	25,803	—	25,803
Receive	3M CPURNSA	Annually	2.027%	Annually	11/23/20	USD	11,000,000	25,488	—	25,488
Receive	3M LIBOR	Semi-Annually	1.250%	Quarterly	06/21/19	USD	154,100,000	1,646,132	936,591	709,541
Receive	3M LIBOR	Semi-Annually	1.750%	Quarterly	12/21/26	USD	35,540,000	1,792,516	(1,149,612)	2,942,128
Receive	3M LIBOR	Semi-Annually	1.850%	Quarterly	07/27/26	USD	13,350,000	391,133	—	391,133
Receive	3M LIBOR	Semi-Annually	2.000%	Quarterly	12/20/19	USD	600,000	767	(4,252)	5,019
Receive	3M LIBOR	Semi-Annually	2.000%	Quarterly	07/27/26	USD	87,400,000	1,983,822	1,487,733	496,089
Receive	3M LIBOR	Semi-Annually	2.300%	Quarterly	04/21/26	USD	34,400,000	304,722	—	304,722
Receive	3M LIBOR	Semi-Annually	2.300%	Quarterly	04/27/26	USD	41,300,000	367,402	—	367,402
Receive	3M LIBOR	Semi-Annually	2.400%	Quarterly	03/16/26	USD	60,500,000	253,673	—	253,673
Receive	3M LIBOR	Semi-Annually	2.400%	Quarterly	12/07/26	USD	66,300,000	399,017	687,400	(288,383)
Receive	3M LIBOR	Semi-Annually	2.500%	Quarterly	02/22/26	USD	91,970,000	(36,722)	(294,304)	257,582
Receive	3M LIBOR	Semi-Annually	2.500%	Quarterly	09/15/27	USD	3,720,000	13,563	26,784	(13,221)
Receive	3M LIBOR	Semi-Annually	2.500%	Quarterly	12/20/27	USD	42,400,000	(314,257)	(445,778)	131,521
Receive	3M LIBOR	Semi-Annually	2.750%	Quarterly	12/19/48	USD	5,100,000	(162,255)	136,607	(298,862)
Receive	3M LIBOR	Semi-Annually	2.951%	Quarterly	11/19/48	USD	3,000,000	(226,505)	—	(226,505)
Receive	3M LIBOR	Semi-Annually	2.953%	Quarterly	12/12/48	USD	3,000,000	(226,630)	—	(226,630)
Receive	3M LIBOR	Semi-Annually	2.969%	Quarterly	10/25/48	USD	2,030,000	(161,908)	—	(161,908)
Receive	3M NZDBB	Semi-Annually	3.250%	Quarterly	03/21/28	NZD	8,400,000	(30,865)	25,634	(56,499)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	3,280,000,000	32,379	(59,362)	91,741
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/20/28	JPY	450,000,000	17,264	(7,027)	24,291
Receive	6M LIBOR	Semi-Annually	0.450%	Semi-Annually	03/20/29	JPY	5,260,000,000	(98,469)	(290,636)	192,167
Receive	6M LIBOR	Semi-Annually	1.500%	Semi-Annually	03/21/28	GBP	34,960,000	(898,561)	(1,352,975)	454,414
Receive	6M LIBOR	Semi-Annually	1.500%	Semi-Annually	12/21/45	JPY	143,000,000	(191,715)	(215,769)	24,054
Receive	6M LIBOR	Semi-Annually	1.750%	Semi-Annually	03/21/48	GBP	7,500,000	(802,368)	(171,006)	(631,362)

Totals								$3,077,779	$(2,941,817)	$6,019,596

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Depreciation
CDX.ITRAXX.MAIN.26	(1.000%)	Quarterly	12/20/21	0.314%	EUR	13,800,000	$(453,687)	$(223,083)	$(230,604)
CDX.ITRAXX.MAIN.28	(1.000%)	Quarterly	12/20/22	0.451%	EUR	38,300,000	(1,247,703)	(1,015,148)	(232,555)
CDX.NA.HY.29	(5.000%)	Quarterly	12/20/22	3.069%	USD	25,000,000	(2,071,125)	(1,941,725)	(129,400)

Totals							$(3,772,515)	$(3,179,956)	$(592,559)

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Federative Republic of Brazil 4.250%, due 01/07/25	1.000%	Quarterly	06/20/21	CBNA	1.093%	USD	800,000	$(2,479)	$(69,202)	$66,723
Federative Republic of Brazil 4.250%, due 01/07/25	1.000%	Quarterly	06/20/21	DBAG	1.093%	USD	1,200,000	(3,718)	(103,310)	99,592
Federative Republic of Brazil 4.250%, due 01/07/25	1.000%	Quarterly	06/20/22	CBNA	1.442%	USD	2,600,000	(48,248)	(164,239)	115,991

Totals								$(54,445)	$(336,751)	$282,306

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
CMBX.NA.AAA.8	0.500%	Monthly	10/17/57	DBAG	0.000%	USD	7,900,000	$34,302	$(496,449)	$530,751
CMBX.NA.AAA.8	0.500%	Monthly	10/17/57	GSI	0.000%	USD	900,000	3,908	(46,593)	50,501

Totals								$38,210	$(543,042)	$581,252

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSC)—	Goldman Sachs & Co.
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(SG)—	Societe Generale Paris
(UBSA)—	UBS AG Stamford

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Glossary of Abbreviations—(Continued)

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CNH)—	Chinese Renminbi
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index
(BBSW)—	Bank Bill Swap Reference Rate
(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX)—	Commercial Mortgage-Backed Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMT)—	Constant Maturity Treasury Index
(COF)—	Close Of Funds Index
(CPI-U)—	U.S. Consumer Price Index for All Urban Consumers
(CPURNSA)—	U.S. Consumer Price for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(HICP)—	Harmonized Index of Consumer Prices
(ITRAXX.MAIN)—	Markit iTraxx Europe Main CDS Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(NZDBB)—	New Zealand Dollar Bank Bill Index
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(UKRPI)—	United Kingdom Retail Price Index

Other Abbreviations

(REMIC)—	Real Estate Mortgage Investment Conduit
(YOY)—	Year over year options may have a series of expirations

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$3,116,243,744	$—	$3,116,243,744
Total Asset-Backed Securities*	—	213,468,534	—	213,468,534
Total Foreign Government*	—	210,811,148	—	210,811,148
Total Corporate Bonds & Notes*	—	197,724,679	—	197,724,679
Total Mortgage-Backed Securities*	—	45,711,042	—	45,711,042
Total Municipals	—	1,965,695	—	1,965,695
Floating Rate Loans
Hotels, Restaurants & Leisure	—	99,121	—	99,121
Oil & Gas	—	—	1,289,075	1,289,075
Pipelines	—	199,875	—	199,875
Total Floating Rate Loans	—	298,996	1,289,075	1,588,071
Total Convertible Preferred Stock*	1,178,991	—	—	1,178,991
Total Short-Term Investments*	—	508,037,307	—	508,037,307
Purchased Options
Inflation Capped Options	—	45,947	—	45,947
Interest Rate Swaptions	—	968,055	—	968,055
Options on Exchange-Traded Futures Contracts	193,180	—	—	193,180
Total Purchased Options	193,180	1,014,002	—	1,207,182
Total Investments	$1,372,171	$4,295,275,147	$1,289,075	$4,297,936,393

TBA Forward Sales Commitments	$—	$(79,200,000)	$—	$(79,200,000)
Secured Borrowings (Liability)	$—	$(2,598,186,525)	$—	$(2,598,186,525)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,966,618	$—	$2,966,618
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(13,966,261)	—	(13,966,261)
Total Forward Contracts	$—	$(10,999,643)	$—	$(10,999,643)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,464,806	$—	$—	$1,464,806
Futures Contracts (Unrealized Depreciation)	(915,117)	—	—	(915,117)
Total Futures Contracts	$549,689	$—	$—	$549,689
Written Options
Call Options Written at Value	$—	$(13,173)	$—	$(13,173)
Put Options Written at Value	—	(518)	—	(518)
Inflation Capped Options at Value	—	(259,902)	—	(259,902)
Options on Exchange-Traded Futures Contracts at Value	(166,993)	—	—	(166,993)
Total Written Options	$(166,993)	$(273,593)	$—	$(440,586)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$9,510,861	$—	$9,510,861
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(4,083,824)	—	(4,083,824)
Total Centrally Cleared Swap Contracts	$—	$5,427,037	$—	$5,427,037
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$38,210	$—	$38,210
OTC Swap Contracts at Value (Liabilities)	—	(2,469,591)	—	(2,469,591)
Total OTC Swap Contracts	$—	$(2,431,381)	$—	$(2,431,381)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a)	$3,899,725,421
Repurchase Agreement	398,210,972
Cash denominated in foreign currencies (b)	4,123,714
Cash collateral (c)	2,663,000
OTC swap contracts at market value (d)	38,210
Unrealized appreciation on forward foreign currency exchange contracts	2,966,618
Receivable for:
Investments sold	1,491,664,005
TBA securities sold (e)	183,068,438
Fund shares sold	384,891
Principal paydowns	182
Interest	15,440,371
Variation margin on futures contracts	1,183,493
Deferred dollar roll income	275,362
Interest on OTC swap contracts	1,629
Variation margin on centrally cleared swap contracts	2,112,603
Premium on written options	450,391
Prepaid expenses	7,093
Other assets	27,945

Total Assets	6,002,344,338
Liabilities
Due to custodian	198,624
Written options at value (f)	440,586
Forward sales commitments, at value	79,200,000
Secured borrowings	2,598,461,887
OTC swap contracts at market value (g)	2,469,591
Cash collateral (h)	650,000
Unrealized depreciation on forward foreign currency exchange contracts	13,966,261
Payables for:
Investments purchased	371,623,681
TBA securities purchased	276,235,891
Fund shares redeemed	1,082,857
Premium on purchased options	2,707
Accrued Expenses:
Management fees	1,021,499
Distribution and service fees	262,144
Deferred trustees’ fees	129,869
Other expenses	524,116

Total Liabilities	3,346,269,713

Net Assets	$2,656,074,625

Net Assets Consist of:
Paid in surplus	$2,986,751,337
Undistributed net investment income	53,846,869
Accumulated net realized loss	(317,724,344)
Unrealized depreciation on investments, purchased options, written options, futures contracts, swap contracts, forward foreign currency transactions and foreign currency transactions	(66,799,237)

Net Assets	$2,656,074,625

Net Assets
Class A	$1,405,720,598
Class B	1,222,236,754
Class E	28,117,273
Capital Shares Outstanding*
Class A	141,166,740
Class B	123,862,674
Class E	2,841,405
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.96
Class B	9.87
Class E	9.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,960,868,066.
(b)	Identified cost of cash denominated in foreign currencies was $4,208,934.
(c)	Includes collateral of $2,086,000 for centrally cleared swap contracts and $577,000 for futures contracts.
(d)	Net premium received on OTC swap contracts was $543,042.
(e)	Included within TBA securities sold is $78,933,438 related to TBA forward sale commitments
(f)	Premiums received on written options were $2,544,425.
(g)	Net premium received on OTC swap contracts was $336,751.
(h)	Includes collateral of $463,000 for OTC swap contracts and forward foreign currency contracts and $187,000 for TBAs.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends	$67,500
Interest (a)	104,101,744
Other income	12,169

Total investment income	104,181,413
Expenses
Management fees	12,592,773
Administration fees	84,102
Custodian and accounting fees	463,556
Distribution and service fees—Class B	3,085,978
Distribution and service fees—Class E	45,695
Interest expense	12,106,102
Audit and tax services	137,205
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	171,424
Insurance	17,747
Miscellaneous	54,127

Total expenses	28,848,501
Less management fee waiver	(486,094)

Net expenses	28,362,407

Net Investment Income	75,819,006

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(9,975,984)
Purchased options	177,539
Futures contracts	(865,560)
Written options	2,946,103
Swap contracts	(5,063,247)
Foreign currency transactions	1,153,239
Forward foreign currency transactions	(11,174,221)

Net realized loss	(22,802,131)

Net change in unrealized appreciation (depreciation) on:
Investments	49,173,543
Purchased options	(3,385,070)
Futures contracts	997,654
Written options	1,793,288
Swap contracts	4,040,050
Foreign currency transactions	85,239
Forward foreign currency transactions	(11,135,285)

Net change in unrealized appreciation	41,569,419

Net realized and unrealized gain	18,767,288

Net Increase in Net Assets from Operations	$94,586,294

(a)	Net of foreign withholding taxes of $9,843.

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$75,819,006	$59,183,182
Net realized loss	(22,802,131)	(73,717,204)
Net change in unrealized appreciation	41,569,419	145,084,413

Increase in net assets from operations	94,586,294	130,550,391

From Distributions to Shareholders
Net investment income
Class A	(24,991,933)	0
Class B	(19,221,505)	0
Class E	(501,956)	0

Total distributions	(44,715,394)	0

Decrease in net assets from capital share transactions	(28,819,743)	(231,301,619)

Total increase (decrease) in net assets	21,051,157	(100,751,228)

Net Assets
Beginning of period	2,635,023,468	2,735,774,696

End of period	$2,656,074,625	$2,635,023,468

Undistributed net investment income
End of period	$53,846,869	$50,744,130

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	5,427,520	$53,554,068	3,984,755	$38,376,383
Reinvestments	2,563,275	24,991,933	0	0
Redemptions	(8,539,454)	(84,445,077)	(17,663,121)	(169,775,278)

Net decrease	(548,659)	$(5,899,076)	(13,678,366)	$(131,398,895)

Class B
Sales	7,735,783	$75,633,943	7,478,913	$72,310,624
Reinvestments	1,985,693	19,221,505	0	0
Redemptions	(11,562,742)	(113,182,695)	(17,846,033)	(170,042,997)

Net decrease	(1,841,266)	$(18,327,247)	(10,367,120)	$(97,732,373)

Class E
Sales	349,708	$3,429,870	447,661	$4,361,439
Reinvestments	51,748	501,956	0	0
Redemptions	(868,244)	(8,525,246)	(678,732)	(6,531,790)

Net decrease	(466,788)	$(4,593,420)	(231,071)	$(2,170,351)

Decrease derived from capital shares transactions		$(28,819,743)		$(231,301,619)

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Year Ended December 31, 2017

Cash Flows From Operating Activities
Net increase in net assets from operations	$94,586,294

Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/ (used in) operating activities:
Investments purchased	(4,790,881,003)
Proceeds from investments sold	4,198,408,527
Sales of short-term investments, net	(177,957,203)
Net amortization/accretion of premium (discount)	(58,263,794)
Proceeds received on forward sales commitments, net	79,189,516
Premium received on open written options, net	(2,830,219)
Increase in interest receivable	(1,597,611)
Increase in cash collateral, asset	(1,618,000)
Decrease in OTC swap contracts at market value, asset	1,471,552
Decrease in unrealized appreciation on forward foreign currency exchange contracts	22,255,256
Increase in receivable for investments sold	(301,679,494)
Decrease in receivable for TBA securities sold	146,910,390
Increase in receivable for principal paydowns	(182)
Increase in receivable for variation margin on centrally cleared swap contracts	(1,028,645)
Increase in receivable for premium on written options	(450,391)
Increase in receivable for variation margin on futures contracts	(530,308)
Increase in receivable for deferred dollar roll income, asset	(275,362)
Decrease in interest receivable on OTC swap contracts	162
Decrease in other assets and prepaid expenses	13,252
Decrease in OTC swap contracts at market value, liability	(10,687,005)
Decrease in cash collateral, liability	(20,356,000)
Decrease in unrealized depreciation on forward foreign currency exchange contracts	(11,119,971)
Increase in payable for investments purchased	371,554,685
Decrease in payable for TBA securities purchased	(122,275,281)
Decrease in payable for deferred dollar roll income, liability	(272,924)
Decrease in variation margin payable on swap contracts	(1,027,263)
Decrease in accrued management fees	(14,057)
Increase in accrued distribution and service fees	1,928
Increase in payable for premium on purchased options	2,707
Increase in payable for deferred trustee’s fees	28,046
Decrease in interest payable on reverse repurchase agreements	(2,921)
Decrease in other expenses	(82,155)
Net realized loss from investments, purchased options and written options	6,852,342
Net change in unrealized (appreciation) depreciation on investments, purchased options and written options	(47,581,761)

Net cash used in operating activities	$(629,256,893)

Cash Flows From Financing Activities
Proceeds from shares sold, including decrease in receivable for shares sold	132,618,421
Payment on shares redeemed, including increase in payable for shares redeemed	(206,059,791)
Increase in due to custodian bank	198,624
Proceeds from issuance of reverse repurchase agreements	436,466,088
Repayment of reverse repurchase agreements	(436,466,088)
Proceeds from secured borrowings	30,555,148,822
Repayment of secured borrowings	(29,851,357,300)

Net cash provided by financing activities	$630,548,776

Net increase in cash and foreign currency (a)	$1,291,883

Cash and cash in foreign currency at beginning of year	$2,831,831

Cash and cash in foreign currency at end of year	$4,123,714

Supplemental disclosure of cash flow information:
Non-cash financing activities included herein consist of reinvestment of dividends and distributions:	$44,715,394

Cash paid for interest and fees on borrowings:	$12,106,102

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(132,280).

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$9.77	$9.30		$10.07		$9.95	$11.83

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.23		0.07		0.24	0.09
Net realized and unrealized gain (loss) on investments	0.08	0.24		(0.33)		0.07	(1.07)

Total from investment operations	0.37	0.47		(0.26)		0.31	(0.98)

Less Distributions
Distributions from net investment income	(0.18)	0.00		(0.51)		(0.19)	(0.27)
Distributions from net realized capital gains	0.00	0.00		0.00		0.00	(0.63)

Total distributions	(0.18)	0.00		(0.51)		(0.19)	(0.90)

Net Asset Value, End of Period	$9.96	$9.77		$9.30		$10.07	$9.95

Total Return (%) (b)	3.81	5.05	(c)	(2.71	)(c)	3.08 (c)	(8.98)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.75		0.61		0.56	0.55
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	0.51		0.51		0.51	0.50
Net ratio of expenses to average net assets (%) (d)(e)	0.95	0.75		0.61		0.56	0.55
Net ratio of expenses to average net assets excluding interest expense (%) (d)(e)	0.49	0.50		0.50		0.51	0.50
Ratio of net investment income to average net assets (%)	2.96	2.32		0.71		2.39	0.83
Portfolio turnover rate (%)	133 (f)	120	(f)	64		43	44 (f)
Net assets, end of period (in millions)	$1,405.7	$1,385.2		$1,445.5		$1,579.7	$1,731.8

	Class B
	Year Ended December 31,
	2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$9.69	$9.24		$10.01		$9.88	$11.76

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.20		0.04		0.22	0.06
Net realized and unrealized gain (loss) on investments	0.06	0.25		(0.32)		0.07	(1.07)

Total from investment operations	0.33	0.45		(0.28)		0.29	(1.01)

Less Distributions
Distributions from net investment income	(0.15)	0.00		(0.49)		(0.16)	(0.24)
Distributions from net realized capital gains	0.00	0.00		0.00		0.00	(0.63)

Total distributions	(0.15)	0.00		(0.49)		(0.16)	(0.87)

Net Asset Value, End of Period	$9.87	$9.69		$9.24		$10.01	$9.88

Total Return (%) (b)	3.47	4.87	(c)	(3.00	)(c)	2.89	(9.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	1.00		0.86		0.81	0.80
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	0.76		0.76		0.76	0.75
Net ratio of expenses to average net assets (%) (d)(e)	1.20	1.00		0.86		0.81	0.80
Net ratio of expenses to average net assets excluding interest expense (%) (d)(e)	0.74	0.75		0.75		0.76	0.75
Ratio of net investment income to average net assets (%)	2.71	2.07		0.46		2.14	0.58
Portfolio turnover rate (%)	133 (f)	120	(f)	64		43	44 (f)
Net assets, end of period (in millions)	$1,222.2	$1,217.7		$1,257.5		$1,437.0	$1,593.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017		2016		2015		2014	2013
Net Asset Value, Beginning of Period	$9.71		$9.26		$10.02		$9.90	$11.78

Income (Loss) from Investment Operations
Net investment income (a)	0.28		0.21		0.05		0.23	0.07
Net realized and unrealized gain (loss) on investments	0.07		0.24		(0.31)		0.06	(1.07)

Total from investment operations	0.35		0.45		(0.26)		0.29	(1.00)

Less Distributions
Distributions from net investment income	(0.16)		0.00		(0.50)		(0.17)	(0.25)
Distributions from net realized capital gains	0.00		0.00		0.00		0.00	(0.63)

Total distributions	(0.16)		0.00		(0.50)		(0.17)	(0.88)

Net Asset Value, End of Period	$9.90		$9.71		$9.26		$10.02	$9.90

Total Return (%) (b)	3.66	(c)	4.86	(c)	(2.80	) (c)	2.89 (c)	(9.17)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11		0.90		0.76		0.71	0.70
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66		0.66		0.66		0.66	0.65
Net ratio of expenses to average net assets (%) (d)(e)	1.10		0.90		0.76		0.71	0.70
Net ratio of expenses to average net assets excluding interest expense (%) (d)(e)	0.64		0.65		0.65		0.66	0.65
Ratio of net investment income to average net assets (%)	2.81		2.16		0.51		2.24	0.68
Portfolio turnover rate (%)	133	(f)	120	(f)	64		43	44 (f)
Net assets, end of period (in millions)	$28.1		$32.1		$32.8		$41.7	$48.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on average net assets was 0.01% for the year ended December 31, 2017. (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 74%, 61% and 39% for the years ended December 31, 2017, 2016 and 2013, respectively.

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-27

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from

BHFTI-28

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2017, the Portfolio had a payment of $198,624 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2017. The Portfolio’s average overdraft advances during the year ended December 31, 2017 were not significant.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures, swap transactions, foreign currency transactions, paydown reclasses, premium amortization adjustments, deferred deflation adjustments and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

BHFTI-29

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

BHFTI-30

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had investments in repurchase agreements with a gross value of $398,210,972, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

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Notes to Financial Statements—December 31, 2017—(Continued)

For the year ended December 31, 2017, the Portfolio had an outstanding reverse repurchase agreement balance for 3 days. The average amount of borrowings was $436,466,088 and the annualized weighted average interest rate was 1.30% during the 3 day period. There were no outstanding reverse repurchase agreements as of December 31, 2017.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2017, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the Portfolio’s average amount of borrowings was $1,044,434,904 and the weighted average interest rate was 1.14%. For the year ended December 31, 2017, the Portfolio had an outstanding secured borrowing transaction balance for 365 days.

At December 31, 2017, the amount of the Portfolio’s outstanding borrowings was $2,598,461,887. Securities in the amount of $3,544,240 have been pledged as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2017. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2017:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged(b)	Net Amount(c)
Barclays Capital, Inc.	$(10,083,392)	$10,007,989	$—	$(75,403)
BNP Paribas S.A.	(1,439,664,654)	1,439,501,881	1,010,084	847,311
Morgan Stanley & Co. LLC	(947,825,279)	945,857,015	1,791,775	(176,489)
UBS Securities LLC	(200,888,562)	199,004,391	742,381	(1,141,790)

	$(2,598,461,887)	$2,594,371,276	$3,544,240	$(546,371)

(a)	Represents market value of borrowings as of December 31, 2017.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(2,023,919,499)	$(574,542,388)	$—	$(2,598,461,887)
Total Borrowings	$—	$(2,023,919,499)	$(574,542,388)	$—	$(2,598,461,887)
Gross amount of recognized liabilities for secured borrowing transactions					$(2,598,461,887)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity

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therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium

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originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

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Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same

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notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (f)	$1,207,182	OTC swap contracts at market value (b)	$2,265,922
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	9,510,861	Unrealized depreciation on centrally cleared swap contracts (c) (d)	3,491,265
	Unrealized appreciation on futures contracts (d) (e)	1,464,806	Unrealized depreciation on futures contracts (d) (e)	915,117
			Written options at value (g)	426,895
Credit	OTC swap contracts at market value (b)	38,210	OTC swap contracts at market value (b)	203,669
			Unrealized depreciation on centrally cleared swap contracts (d) (c)	592,559
			Written options at value	13,691
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	2,966,618	Unrealized depreciation on forward foreign currency exchange contracts	13,966,261

Total		$15,187,677		$21,875,379

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $1,629.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Financial instrument not subject to a master netting agreement.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Includes exchanged traded purchased options with a value of $193,180 that are not subject to a master netting agreement.
(g)	Includes exchanged traded written options with a value of $166,993 that are not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$532,491	$(532,491)	$—	$—
Citibank N.A.	301,184	(301,184)	—	—
Credit Suisse International	227,773	—	—	227,773
Deutsche Bank AG	1,003,028	(1,003,028)	—	—
Goldman Sachs Bank USA	611,629	(597,046)	(14,583)	—
Goldman Sachs International	3,908	(3,908)	—	—
JPMorgan Chase Bank N.A.	749,914	(749,914)	—	—
Morgan Stanley Capital Services LLC	219,717	(219,717)	—	—
Societe Generale Paris	306,583	(306,583)	—	—
UBS AG Stamford	62,603	(62,603)	—	—

	$4,018,830	$(3,776,474)	$(14,583)	$227,773

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$177,964	$—	$—	$177,964
BNP Paribas S.A.	2,453,921	(532,491)	(1,921,430)	—
Citibank N.A.	302,698	(301,184)	—	1,514
Deutsche Bank AG	6,260,406	(1,003,028)	(5,257,378)	—
Goldman Sachs Bank USA	597,046	(597,046)	—	—
Goldman Sachs & Co.	105,926	—	—	105,926
Goldman Sachs International	90,780	(3,908)	—	86,872
JPMorgan Chase Bank N.A.	3,043,151	(749,914)	(2,293,237)	—
Morgan Stanley Capital Services LLC	1,208,014	(219,717)	(729,570)	258,727
Societe Generale Paris	568,969	(306,583)	—	262,386
UBS AG Stamford	1,900,570	(62,603)	(1,340,485)	497,482

	$16,709,445	$(3,776,474)	$(11,542,100)	$1,390,871

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$177,539	$—	$—	$177,539
Forward foreign currency transactions	—	—	(11,174,221)	(11,174,221)
Futures contracts	(865,560)	—	—	(865,560)
Swap contracts	(2,916,743)	(2,146,504)	—	(5,063,247)
Written options	2,610,549	118,632	216,922	2,946,103

	$(994,215)	$(2,027,872)	$(10,957,299)	$(13,979,386)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(3,385,070)	$—	$—	$(3,385,070)
Forward foreign currency transactions	—	—	(11,135,285)	(11,135,285)
Futures contracts	997,654	—	—	997,654
Swap contracts	4,254,892	(214,842)	—	4,040,050
Written options	1,681,505	111,783	—	1,793,288

	$3,548,981	$(103,059)	$(11,135,285)	$(7,689,363)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$237,897,833
Forward foreign currency transactions	810,660,572
Futures contracts long	166,992,153
Futures contracts short	(401,832,127)
Swap contracts	1,412,704,253
Written options	(368,962,483)

‡	Averages are based on activity levels during the year.

BHFTI-37

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or

BHFTI-38

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$4,563,761,846	$525,846,228	$4,147,342,363	$437,040,222

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2017 were as follows:

Purchases	Sales
$2,110,714,657	$2,085,989,135

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$12,592,773	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	2 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 amounted to $166,265 and are included in the total amount shown as management fee waiver in the Statement of Operations.

Effective January 1, 2017, the Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $319,829 was waived in the aggregate for the year ended December 31, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-39

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$4,351,642,773
Gross unrealized appreciation	—
Gross unrealized depreciation	(129,857,267)

Net unrealized appreciation (depreciation)	$(129,857,267)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2017	2016	2017	2016	2017	2016	2017	2016
$44,715,394	$—	$—	$—	$—	$—	$44,715,394	$

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$43,404,725	$—	$(129,822,043)	$(244,129,530)	$(330,546,848)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained

BHFTI-40

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2017, the Portfolio had no pre-enactment capital loss carryforwards, post-enactment short-term capital losses of $3,900,198 and post-enactment long-term capital losses of $240,229,332.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

In November 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-18, Statement of Cash Flows (Topic 230) which provides guidance about Restricted Cash in the Cash Flows Statement. The ASU requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The amendments are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted. At this time, management is evaluating the implications of these changes on the financial statements.

BHFTI-41

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PlMCO Inflation Protected Bond Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PlMCO Inflation Protected Bond Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the PlMCO Inflation Protected Bond Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-42

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-43

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-44

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-45

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-46

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

PIMCO Inflation Protected Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2017, and slightly underperformed the median of its Performance Universe for the three-year period ended June 30, 2017. The Board also noted that the Portfolio underperformed its Lipper Index for the three- and five-year periods ended June 30, 2017, and outperformed its Lipper Index for the one-year period ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the one-year period ended October 31, 2017, and underperformed its benchmark for the three- and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-47

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned 4.77%, 4.50%, and 4.64%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 3.54%.

MARKET ENVIRONMENT / CONDITIONS

The first quarter of 2017 was marked by surging optimism among U.S. businesses and consumers along with solid fundamentals that helped bolster risk appetites. Volatility remained relatively low, equities rallied, and credit spreads tightened. U.S. yields were generally range-bound, and inflation expectations were generally stable despite fluctuations in oil prices related to building inventories in the U.S. and concerns over Organization of the Petroleum Exporting Countries adherence to its production cut agreement.

Moving into the second quarter, geopolitical surprises continued to dominate headlines. Macron’s election victory in France helped to bolster risk appetite, while controversies surrounding the U.S. and Brazilian administrations added to uncertainty in markets. The U.S. yield curve continued to flatten in the second quarter, as short-term rates rose while rates along much of the rest of the curve fell. In addition, concerns about the Trump administration’s ability to enact inflationary fiscal policies caused inflation expectations to pull back, resulting in Treasury Inflation-Protected Securities (“TIPS”) underperforming like-duration nominal Treasuries.

In the third quarter of 2017, geopolitical uncertainties, including escalating tensions between the U.S. and North Korea and political turmoil within the Trump administration, weighed on yields early in the quarter, though risk assets were generally resilient. Meanwhile, developed market (“DM”) central banks shifted towards a reduction in accommodation that pushed DM yields higher toward the end of the quarter. The Federal Reserve (the “Fed”) detailed plans to unwind its balance sheet, the Bank of England and European Central Bank (the “ECB”) suggested less stimulus on the horizon, and the Bank of Canada raised rates twice after a 7-year gap.

During the fourth quarter, between the ECB announcing that in January it would taper its monthly asset purchases and the Fed beginning its balance sheet reduction and raising interest rates by 25 basis points, less accommodative global monetary policy continued to dominate the headlines. Furthermore, optimism in the U.S. continued to surge as major tax reform was passed just before the end of the year and solid economic fundamentals proceeded to push markets to an all-time high.

PORTFOLIO REVIEW/PERIOD END POSITIONING

An overweight to U.S. duration, which was partially facilitated through cash bonds, interest rate swaps, and futures, contributed to performance as a concentration on the intermediate portion of the curve benefitted from a decline in mid to long-term rates. Furthermore, an underweight to the front end of the U.S yield curve contributed positively to performance as short-term interest rates rose over the period. In Europe, duration exposure and country selection, partially facilitated through the use of futures, detracted as rates rose across most of the region. Positions in Agency and non-Agency Mortgage-Backed Securities (“MBS”) added amid a strong U.S. housing sector. Currency strategies, partially implemented through the use of currency forwards, detracted overall, particularly a long U.S. dollar bias against a basket of emerging market (“EM”) Asian currencies that appreciated relative to the dollar. However, this was partially offset by tactical long exposure to DM currencies (euro, yen, and pound) that appreciated over the period. Within credit, an underweight to investment grade corporates, notably Industrials and Utilities, detracted from performance as spreads tightened. In addition, exposure to high-yield credit and an overweight to municipal securities added due to broad spread tightening. Finally, positions in U.S. TIPS detracted amid lower inflation expectations.

At year end, the Portfolio was underweight duration overall, but we maintained a preference for U.S. duration against rate exposure in other developed regions, including the U.K., Japan, and the eurozone. We preferred the intermediate portion of the curve (generally 5-year / 7-year). Front end rates remained unattractive with the Fed on the move. We also saw less value in the long end of the curve, particularly as the risk of rising inflation loomed. We continued to have a favorable view of TIPS but tactically reduced the position to reflect some technical headwinds. The Portfolio continued to have more diversified credit exposures in sectors beyond investment grade corporates and was more focused on security selection over generic beta exposure. We looked to add opportunistically to corporates amid market dislocations. The Portfolio remained overweight Agency MBS as they provided attractive, high-quality and diversifying sources of carry, especially as the sector has cheapened post-U.S. election. The Portfolio continued to maintain positions in non-Agency mortgages given attractive loss-adjusted yields, favorable technical, and continued long-term fundamental improvement in the housing

BHFTI-1

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

sector. We remained tactical with currency positioning, particularly given less conviction in the overall direction of the dollar. The Portfolio continued to maintain a net long developed market currency position versus a basket of Asian EM currencies. The Portfolio had some modest tactical positioning in higher carry EM currencies, reflecting relative attractiveness based on valuation/yield and fundamentals.

Scott A. Mather

Mark Kiesel

Mihir P. Worah

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	4.77	2.10	4.97
Class B	4.50	1.85	4.71
Class E	4.64	1.96	4.81
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	2.10	4.01

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	65.7
Corporate Bonds & Notes	34.9
Asset-Backed Securities	15.8
Foreign Government	6.0
Mortgage-Backed Securities	4.7
Municipals	0.6

BHFTI-3

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.54%	$1,000.00	$1,015.80	$2.74
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B (a)	Actual	0.79%	$1,000.00	$1,014.30	$4.01
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E (a)	Actual	0.69%	$1,000.00	$1,015.00	$3.50
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—65.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—42.5%
Fannie Mae 10 Yr. Pool 3.000%, 12/01/20	68,177	$69,479
3.000%, 02/01/21	212,576	216,636
3.000%, 08/01/21	161,338	164,418
3.000%, 11/01/21	44,559	45,410
3.000%, 03/01/22	206,640	210,586
3.000%, 05/01/22	673,462	686,322
4.000%, 05/01/19	3,380	3,479
4.500%, 03/01/18	1,955	1,986
4.500%, 07/01/18	2,736	2,778
4.500%, 11/01/18	3,582	3,637
4.500%, 12/01/18	1,224	1,243
4.500%, 05/01/19	118,184	120,016
5.500%, 09/01/18	16,255	16,334
5.500%, 10/01/18	8,290	8,336
Fannie Mae 15 Yr. Pool 3.000%, 09/01/28	526,454	538,349
3.000%, 06/01/30	17,458,493	17,851,719
3.000%, TBA (a)	59,000,000	60,094,727
3.500%, 10/01/26	196,419	203,152
3.500%, 12/01/26	310,818	321,327
3.500%, 08/01/27	256,362	265,442
3.500%, 07/01/29	159,374	164,657
3.500%, TBA (a)	53,000,000	54,638,000
4.000%, 07/01/18	362	373
4.000%, 08/01/18	180	185
4.000%, 09/01/18	128	132
4.000%, 05/01/19	158,565	163,188
4.000%, 07/01/19	45,625	46,956
4.000%, 08/01/20	117,704	121,136
4.000%, 03/01/22	16,990	17,486
4.000%, 04/01/24	30,911	32,089
4.000%, 05/01/24	1,295,591	1,341,596
4.000%, 06/01/24	1,552,292	1,612,243
4.000%, 07/01/24	16,114	16,736
4.000%, 02/01/25	457,597	475,241
4.000%, 06/01/25	142,685	148,598
4.000%, 07/01/25	4,492	4,677
4.000%, 08/01/25	486,217	506,481
4.000%, 09/01/25	23,832	24,827
4.000%, 12/01/25	129,916	134,837
4.000%, 02/01/26	130,409	135,348
4.000%, 03/01/26	25,309	26,489
4.000%, 06/01/26	23,235	24,089
4.500%, 10/01/18	2,252	2,287
4.500%, 12/01/18	39,576	40,189
4.500%, 02/01/19	31,086	31,568
4.500%, 05/01/19	74,741	75,899
4.500%, 06/01/19	31,234	31,718
4.500%, 11/01/19	39,814	40,431
4.500%, 12/01/19	34,718	35,256
4.500%, 08/01/20	116,320	118,642
4.500%, 09/01/20	85,524	86,868
4.500%, 10/01/20	6,816	6,951
4.500%, 12/01/20	103,046	104,947
4.500%, 01/01/22	4,405	4,473

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool 4.500%, 02/01/23	133,370	140,131
4.500%, 03/01/23	219,867	229,729
4.500%, 05/01/23	26,060	27,450
4.500%, 06/01/23	1,583	1,652
4.500%, 04/01/24	43,651	46,045
4.500%, 05/01/24	143,946	151,758
4.500%, 08/01/24	29,007	30,590
4.500%, 10/01/24	197,699	204,458
4.500%, 11/01/24	49,333	50,802
4.500%, 02/01/25	348,874	365,745
4.500%, 03/01/25	254,901	268,939
4.500%, 04/01/25	181,278	191,145
4.500%, 05/01/25	535,507	564,543
4.500%, 06/01/25	38,243	40,271
4.500%, 07/01/25	2,027,084	2,138,622
4.500%, 08/01/25	45,557	46,748
4.500%, 09/01/25	136,858	144,389
4.500%, 11/01/25	100,310	105,749
4.500%, 04/01/26	11,415	12,044
4.500%, 01/01/27	39,058	40,303
5.500%, 01/01/18	5	5
5.500%, 02/01/18	781	779
5.500%, 11/01/18	44	44
5.500%, 09/01/19	495	497
5.500%, 09/01/20	4,873	5,015
5.500%, 12/01/20	230	232
5.500%, 03/01/22	82,912	86,176
5.500%, 04/01/22	44,406	45,967
5.500%, 07/01/22	67,533	70,056
5.500%, 09/01/22	29,572	30,665
5.500%, 10/01/22	241,128	251,749
5.500%, 11/01/22	53,284	55,341
5.500%, 12/01/22	33,604	34,428
5.500%, 02/01/23	84,066	87,960
5.500%, 03/01/23	11,801	12,414
5.500%, 07/01/23	6,756	7,085
5.500%, 08/01/23	23,595	24,892
5.500%, 10/01/23	41,681	43,161
5.500%, 11/01/23	8,330	8,335
5.500%, 12/01/23	22,791	23,789
5.500%, 01/01/24	7,181	7,566
5.500%, 03/01/24	43,053	45,182
5.500%, 09/01/24	16,973	17,498
5.500%, 01/01/25	584,062	614,697
5.500%, 05/01/25	40,555	42,002
Fannie Mae 20 Yr. Pool 4.000%, 04/01/29	47,799	49,992
4.000%, 05/01/29	168,499	177,402
4.000%, 03/01/30	97,519	102,687
4.000%, 05/01/30	152,647	160,966
4.000%, 08/01/30	120,403	126,780
4.000%, 09/01/30	82,623	87,001
4.000%, 10/01/30	3,505	3,691
4.000%, 11/01/30	398,334	419,497
4.000%, 12/01/30	55,180	58,110
4.000%, 06/01/31	8,340	8,798

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 20 Yr. Pool 4.000%, 09/01/31	206,276	$217,627
4.000%, 11/01/31	20,620	21,632
4.500%, 01/01/25	6,663	7,094
4.500%, 04/01/31	38,599	41,195
5.000%, 02/01/23	269,703	289,540
5.000%, 03/01/23	407,690	437,843
5.000%, 07/01/23	249,619	267,979
5.000%, 09/01/23	112,720	121,011
5.000%, 10/01/23	8,832,287	9,481,928
5.000%, 01/01/24	357,536	383,833
5.000%, 05/01/24	124,168	133,301
5.000%, 06/01/24	1,364,371	1,464,765
5.000%, 07/01/24	8,036,059	8,627,429
5.000%, 01/01/25	89,462	96,055
5.000%, 09/01/25	646,395	693,958
5.000%, 12/01/25	224,013	240,653
5.000%, 01/01/26	56,735	60,908
5.000%, 08/01/26	258,095	277,079
5.000%, 02/01/27	5,345	5,738
5.000%, 05/01/27	147,404	158,246
5.000%, 07/01/27	835,956	897,475
5.000%, 12/01/27	368,843	395,974
5.000%, 03/01/28	13,585	14,585
5.000%, 05/01/28	463,449	497,539
5.000%, 06/01/28	1,411,077	1,515,944
5.000%, 01/01/29	263,129	282,534
5.000%, 07/01/29	78,278	84,134
5.000%, 12/01/29	21,449	23,051
5.000%, 03/01/30	428,076	460,210
5.000%, 05/01/30	91,968	98,776
5.000%, 11/01/30	452,619	486,081
5.000%, 07/01/31	74,877	80,597
5.500%, 02/01/19	3,110	3,404
5.500%, 06/01/23	141,548	154,938
5.500%, 07/01/24	6,718	7,355
5.500%, 01/01/25	7,655	8,379
5.500%, 02/01/25	2,112	2,313
5.500%, 03/01/25	641,089	710,063
5.500%, 08/01/25	48,645	53,811
5.500%, 10/01/25	3,380	3,700
5.500%, 11/01/25	7,718	8,449
5.500%, 03/01/26	57,506	62,946
5.500%, 05/01/26	1,581	1,731
5.500%, 06/01/26	323,508	354,178
5.500%, 01/01/27	44,739	48,971
5.500%, 06/01/27	7,378	8,084
5.500%, 07/01/27	157,058	171,965
5.500%, 08/01/27	75,831	83,004
5.500%, 10/01/27	90,015	98,530
5.500%, 11/01/27	25,677	28,105
5.500%, 12/01/27	211,415	231,414
5.500%, 01/01/28	80,182	87,766
5.500%, 03/01/28	39,151	42,854
5.500%, 04/01/28	142,678	156,214
5.500%, 05/01/28	49,075	53,717
5.500%, 06/01/28	12,677	13,882

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 20 Yr. Pool 5.500%, 07/01/28	6,839	7,486
5.500%, 09/01/28	95,626	104,702
5.500%, 10/01/28	16,915	18,515
5.500%, 12/01/28	6,830	7,476
5.500%, 01/01/29	109,804	120,191
5.500%, 07/01/29	52,500	57,491
5.500%, 10/01/29	207,653	229,176
5.500%, 04/01/30	127,465	139,632
6.000%, 06/01/26	8,378	9,359
6.000%, 07/01/26	68,162	76,145
6.000%, 08/01/26	11,758	13,135
6.000%, 12/01/26	10,828	12,096
6.000%, 10/01/28	34,463	38,506
Fannie Mae 30 Yr. Pool 3.000%, TBA (a)	396,000,000	395,598,086
3.500%, TBA (a)	548,100,000	561,866,759
4.000%, 05/01/34	164,539	172,809
4.000%, 05/01/35	102,077	107,220
4.000%, 01/01/41	596,602	632,105
4.000%, 03/01/41	484,314	511,424
4.000%, 05/01/41	372,710	394,872
4.000%, 05/01/42	170,586	180,203
4.000%, 12/01/43	633,638	665,960
4.000%, TBA (a)	601,000,000	627,643,923
4.500%, 04/01/39	909,285	982,307
4.500%, 05/01/39	81,598	87,844
4.500%, 06/01/39	29,189	31,284
4.500%, 08/01/39	24,022	25,641
4.500%, 12/01/39	8,822	9,491
4.500%, 05/01/40	36,796	39,617
4.500%, 09/01/40	34,278	36,918
4.500%, 10/01/40	241,670	257,321
4.500%, 12/01/40	68,229	73,111
4.500%, 02/01/41	166,481	177,593
4.500%, 05/01/41	19,953	21,535
4.500%, 06/01/41	13,823	14,806
4.500%, 07/01/41	9,416	10,099
4.500%, 09/01/41	809,898	862,371
4.500%, 10/01/41	165,797	177,666
4.500%, 03/01/42	38,003	40,645
4.500%, 06/01/42	67,824	72,556
4.500%, 07/01/42	924,703	985,298
4.500%, 11/01/43	19,181	20,743
4.500%, TBA (a)	193,000,000	205,099,396
5.000%, 03/01/32	3,217	3,456
5.000%, 09/01/32	2,279	2,448
5.000%, 10/01/32	873	937
5.000%, 04/01/33	73,225	78,627
5.000%, 07/01/33	112,736	123,328
5.000%, 08/01/33	2,418	2,639
5.000%, 09/01/33	1,961	2,152
5.000%, 10/01/33	20,574	22,460
5.000%, 11/01/33	549	598
5.000%, 01/01/34	118,545	127,642
5.000%, 04/01/34	130,970	142,873
5.000%, 06/01/34	2,944	3,167

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 12/01/34	22,416	$24,065
5.000%, 01/01/35	66,850	72,705
5.000%, 04/01/35	55	60
5.000%, 07/01/35	28,997	31,130
5.000%, 09/01/35	45,796	49,300
5.000%, 01/01/38	176,619	192,077
5.000%, 04/01/39	24,898	27,068
5.000%, 10/01/39	7,485	8,114
5.000%, 11/01/39	22,350	24,396
5.000%, 06/01/40	11,824	12,707
5.000%, 09/01/41	9,574	10,341
5.000%, 11/01/42	161,310	173,548
5.000%, TBA (a)	18,650,000	20,037,009
5.500%, 12/01/28	25,299	27,722
5.500%, 06/01/33	57,960	64,113
5.500%, 07/01/33	8,509	9,437
5.500%, 09/01/33	137,818	151,305
5.500%, 11/01/33	227,263	248,803
5.500%, 12/01/33	1,472	1,632
5.500%, 04/01/34	2,443	2,709
5.500%, 07/01/34	26,388	29,216
5.500%, 08/01/34	233,833	259,043
5.500%, 09/01/34	14,046	15,439
5.500%, 11/01/34	342,260	379,711
5.500%, 12/01/34	806,162	894,556
5.500%, 01/01/35	288,439	319,966
5.500%, 02/01/35	397,976	441,527
5.500%, 03/01/35	529,920	586,742
5.500%, 04/01/35	127,408	140,332
5.500%, 05/01/35	147,295	162,199
5.500%, 06/01/35	247,800	274,728
5.500%, 08/01/35	193,077	215,241
5.500%, 09/01/35	2,241,879	2,485,375
5.500%, 10/01/35	259,079	286,602
5.500%, 11/01/35	1,297,432	1,436,677
5.500%, 12/01/35	1,096,177	1,209,329
5.500%, 01/01/36	243,061	268,987
5.500%, 03/01/36	256,623	284,536
5.500%, 05/01/36	2,153	2,374
5.500%, 07/01/36	1,067,398	1,184,125
5.500%, 09/01/36	130,378	144,632
5.500%, 11/01/36	79,057	87,564
5.500%, 12/01/36	2,595	2,841
5.500%, 02/01/37	2,174	2,408
5.500%, 05/01/37	26,103	28,906
5.500%, 08/01/37	1,028,374	1,139,617
5.500%, 01/01/38	6,297	6,944
5.500%, 02/01/38	149,927	165,190
5.500%, 03/01/38	1,116,912	1,239,041
5.500%, 05/01/38	2,127,340	2,350,475
5.500%, 06/01/38	82,541	90,919
5.500%, 09/01/38	22,157	24,252
5.500%, 10/01/38	827,418	916,224
5.500%, 11/01/38	188,179	207,810
5.500%, 01/01/39	53,851	59,748
5.500%, 07/01/39	15,208	16,659

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 11/01/39	2,343,477	2,581,946
5.500%, 02/01/40	493,302	543,400
5.500%, 03/01/40	1,008,927	1,107,065
5.500%, 06/01/40	59,732	65,432
5.500%, 09/01/40	341,574	376,324
5.500%, 12/01/40	156,743	172,499
5.500%, 07/01/41	3,998,188	4,404,993
5.500%, TBA (a)	8,000,000	8,765,894
6.000%, 12/01/28	13,597	15,190
6.000%, 01/01/29	23,762	26,802
6.000%, 02/01/29	167	188
6.000%, 04/01/29	2,909	3,282
6.000%, 06/01/29	4,568	5,152
6.000%, 11/01/32	46,408	51,908
6.000%, 12/01/32	201,430	227,148
6.000%, 03/01/33	16,879	19,117
6.000%, 04/01/33	6,992	7,817
6.000%, 05/01/33	16,960	19,192
6.000%, 07/01/33	18,259	20,665
6.000%, 01/01/34	2,038	2,313
6.000%, 09/01/34	18,374	20,528
6.000%, 11/01/34	7,935	8,870
6.000%, 04/01/35	777,085	882,392
6.000%, 05/01/35	28,231	31,985
6.000%, 06/01/35	3,403	3,859
6.000%, 07/01/35	38,681	43,391
6.000%, 09/01/35	8,544	9,688
6.000%, 11/01/35	423,328	472,911
6.000%, 12/01/35	13,832	15,506
6.000%, 04/01/36	6,177	7,005
6.000%, 05/01/36	593,879	672,905
6.000%, 06/01/36	21,369	23,873
6.000%, 07/01/36	12,575	14,048
6.000%, 08/01/36	1,815,427	2,058,014
6.000%, 09/01/36	183,943	207,742
6.000%, 10/01/36	72,579	81,380
6.000%, 11/01/36	137,337	154,853
6.000%, 12/01/36	14,349	16,035
6.000%, 01/01/37	142,807	160,227
6.000%, 02/01/37	440,812	499,255
6.000%, 04/01/37	77,449	87,186
6.000%, 05/01/37	46,966	52,488
6.000%, 07/01/37	20,754	23,412
6.000%, 08/01/37	47,731	53,619
6.000%, 11/01/37	59,003	66,425
6.000%, 02/01/38	514,926	580,474
6.000%, 03/01/38	10,406	11,796
6.000%, 08/01/38	22,417	25,108
6.000%, 09/01/38	609,208	686,222
6.000%, 10/01/38	67,054	75,962
6.000%, 11/01/38	8,427	9,414
6.000%, 01/01/39	96,642	109,227
6.000%, 04/01/39	577,804	651,754
6.000%, 07/01/39	93,992	105,228
6.000%, 08/01/39	672,483	751,249
6.000%, 05/01/40	2,038	2,277

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, TBA (a)	6,500,000	$7,269,590
8.000%, 10/01/25	1,019	1,118
Fannie Mae ARM Pool 2.202%, 12M MTA + 1.200%, 08/01/41 (b)	303,015	303,212
2.202%, 12M MTA + 1.200%, 07/01/42 (b)	280,254	284,692
2.202%, 12M MTA + 1.200%, 08/01/42 (b)	268,782	273,127
2.202%, 12M MTA + 1.200%, 10/01/44 (b)	398,273	404,931
2.252%, 12M MTA + 1.250%, 09/01/41 (b)	826,121	839,394
2.832%, 12M MTA + 1.838%, 11/01/35 (b)	173,715	181,071
2.844%, 6M USD LIBOR + 1.373%, 09/01/35 (b)	1,304,658	1,344,763
2.866%, 1Y CMT + 1.997%, 10/01/28 (b)	145,835	149,764
2.876%, 6M USD LIBOR + 1.414%, 06/01/33 (b)	26,246	27,027
2.933%, 6M USD LIBOR + 1.538%, 01/01/36 (b)	49,688	51,966
2.970%, 6M USD LIBOR + 1.512%, 01/01/35 (b)	154,816	160,230
3.019%, 6M USD LIBOR + 1.648%, 08/01/36 (b)	328,458	341,899
3.032%, 12M USD LIBOR + 1.346%, 12/01/34 (b)	971,376	1,006,760
3.045%, 1Y CMT + 2.196%, 02/01/35 (b)	119,229	125,928
3.068%, 1Y CMT + 2.313%, 05/01/35 (b)	327,471	347,727
3.095%, 12M USD LIBOR + 1.345%, 12/01/34 (b)	593,759	615,900
3.112%, 12M USD LIBOR + 1.371%, 03/01/35 (b)	28,844	29,944
3.136%, 1Y CMT + 2.136%, 07/01/32 (b)	30,619	31,456
3.150%, 1Y CMT + 1.900%, 02/01/31 (b)	142,724	145,674
3.185%, 12M USD LIBOR + 1.560%, 01/01/35 (b)	42,795	44,777
3.205%, 12M USD LIBOR + 1.580%, 01/01/35 (b)	61,909	64,911
3.240%, 1Y CMT + 2.214%, 07/01/33 (b)	20,881	22,022
3.250%, 12M USD LIBOR + 1.500%, 11/01/34 (b)	5,240	5,495
3.257%, 12M USD LIBOR + 1.632%, 02/01/35 (b)	31,032	32,566
3.258%, 12M USD LIBOR + 1.638%, 01/01/35 (b)	55,686	58,333
3.265%, 1Y CMT + 2.289%, 04/01/34 (b)	6,273	6,627
3.278%, 1Y CMT + 2.055%, 10/01/35 (b)	287,616	302,255
3.296%, 12M USD LIBOR + 1.627%, 01/01/35 (b)	17,586	18,423
3.298%, 12M USD LIBOR + 1.622%, 12/01/34 (b)	43,530	45,601
3.337%, 12M USD LIBOR + 1.614%, 03/01/33 (b)	2,190	2,271
3.345%, 12M USD LIBOR + 1.595%, 11/01/35 (b)	215,152	220,183
3.348%, 1Y CMT + 2.223%, 08/01/35 (b)	331,350	348,911
3.366%, 1Y CMT + 2.180%, 11/01/35 (b)	398,626	419,023
3.368%, 1Y CMT + 2.215%, 09/01/31 (b)	39,181	40,759
3.391%, 12M USD LIBOR + 1.641%, 10/01/34 (b)	15,930	16,709
3.395%, 12M USD LIBOR + 1.641%, 05/01/35 (b)	42,341	44,461
3.401%, 1Y CMT + 2.360%, 11/01/34 (b)	1,818,179	1,923,786
3.420%, 12M USD LIBOR + 1.670%, 11/01/34 (b)	93,598	98,306
3.500%, 12M USD LIBOR + 1.750%, 08/01/35 (b)	541,805	570,801
3.501%, 12M USD LIBOR + 1.751%, 09/01/32 (b)	155,433	164,887
3.518%, 12M USD LIBOR + 1.660%, 05/01/34 (b)	606,437	638,056
3.560%, 12M USD LIBOR + 1.810%, 09/01/34 (b)	712,120	751,894
3.560%, 12M USD LIBOR + 1.810%, 04/01/35 (b)	92,360	97,659
3.635%, 12M USD LIBOR + 1.885%, 11/01/32 (b)	25,963	26,803
4.287%, COF 11 + 1.926%, 12/01/36 (b)	176,288	186,285
4.865%, COF 11 + 1.735%, 09/01/34 (b)	29,222	31,002
Fannie Mae Pool 2.310%, 08/01/22	8,200,000	8,145,632
2.475%, 04/01/19	14,160,177	14,207,224
2.870%, 09/01/27	7,300,000	7,294,687
3.240%, 07/01/22	21,460,007	22,127,513
3.330%, 11/01/21	1,420,927	1,464,618

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO) 1.891%, 1M LIBOR + 0.400%, 09/18/31 (b)	242,722	243,721
2.452%, 1M LIBOR + 0.900%, 04/25/32 (b)	72,258	73,857
3.347%, 05/25/35 (b)	952,976	1,002,949
Freddie Mac 15 Yr. Gold Pool 5.500%, 09/01/19	71,325	72,302
Freddie Mac 20 Yr. Gold Pool 4.000%, 06/01/30	89,989	94,766
4.000%, 09/01/30	425,343	447,899
4.000%, 10/01/30	24,928	26,251
5.500%, 04/01/21	7,765	8,482
5.500%, 12/01/22	494	539
5.500%, 03/01/23	90,301	98,637
5.500%, 06/01/26	1,841	2,011
5.500%, 08/01/26	1,049	1,146
5.500%, 06/01/27	24,256	26,588
5.500%, 12/01/27	59,033	64,482
5.500%, 01/01/28	35,551	38,833
5.500%, 02/01/28	8,707	9,511
5.500%, 05/01/28	75,336	82,317
5.500%, 06/01/28	113,296	123,800
6.000%, 03/01/21	20,463	22,857
6.000%, 01/01/22	93,310	104,227
6.000%, 10/01/22	376,701	420,775
6.000%, 12/01/22	21,018	23,477
6.000%, 04/01/23	18,673	20,857
Freddie Mac 30 Yr. Gold Pool 3.500%, TBA (a)	75,000,000	76,893,578
4.000%, 12/01/40	211,576	222,837
4.000%, TBA (a)	36,000,000	37,591,874
4.500%, 04/01/34	23,049	24,601
4.500%, 06/01/35	73,809	78,769
4.500%, 04/01/41	145,905	155,644
4.500%, 10/01/41	126,478	134,921
4.500%, TBA (a)	29,800,000	31,676,470
5.500%, 03/01/32	23,598	25,924
5.500%, 01/01/33	1,513	1,677
5.500%, 05/01/33	1,685	1,867
5.500%, 08/01/33	1,498	1,650
5.500%, 10/01/33	2,623	2,891
5.500%, 12/01/33	1,229	1,362
5.500%, 01/01/34	1,910	2,117
5.500%, 05/01/34	49,545	54,911
5.500%, 09/01/34	18,755	20,646
5.500%, 01/01/35	34,192	37,965
5.500%, 07/01/35	1,759	1,955
5.500%, 10/01/35	61,340	67,635
5.500%, 11/01/35	123,479	135,356
5.500%, 12/01/35	40,858	45,409
5.500%, 01/01/36	36,104	39,987
5.500%, 02/01/36	38,117	41,671
5.500%, 04/01/36	19,339	21,457
5.500%, 06/01/36	1,642,992	1,826,081
5.500%, 07/01/36	34,764	38,415
5.500%, 08/01/36	78,050	86,141
5.500%, 10/01/36	15,258	16,928

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.500%, 12/01/36	297,952	$329,739
5.500%, 02/01/37	25,004	27,716
5.500%, 03/01/37	14,440	16,023
5.500%, 04/01/37	34,211	37,468
5.500%, 06/01/37	57,007	62,921
5.500%, 07/01/37	240,676	265,739
5.500%, 08/01/37	83,353	92,745
5.500%, 09/01/37	30,819	33,826
5.500%, 10/01/37	10,393	11,483
5.500%, 11/01/37	265,213	293,287
5.500%, 12/01/37	16,626	18,249
5.500%, 01/01/38	82,246	90,860
5.500%, 02/01/38	213,167	235,442
5.500%, 03/01/38	100,403	110,582
5.500%, 04/01/38	198,103	218,774
5.500%, 05/01/38	401,784	443,329
5.500%, 06/01/38	321,456	355,195
5.500%, 07/01/38	433,571	479,245
5.500%, 08/01/38	1,146,751	1,267,779
5.500%, 09/01/38	307,985	340,176
5.500%, 10/01/38	8,565,669	9,467,692
5.500%, 11/01/38	2,693,984	2,966,788
5.500%, 12/01/38	6,058	6,618
5.500%, 01/01/39	725,849	802,188
5.500%, 02/01/39	122,931	135,007
5.500%, 03/01/39	83,568	92,339
5.500%, 06/01/39	2,863,431	3,164,678
5.500%, 09/01/39	66,083	72,777
5.500%, 02/01/40	97,805	107,911
5.500%, 03/01/40	12,831	14,078
5.500%, 05/01/40	2,829	3,126
5.500%, 08/01/40	88,174	97,311
5.500%, 02/01/41	56,664	61,939
Freddie Mac ARM Non-Gold Pool 2.897%, 1Y CMT + 2.108%, 02/01/35 (b)	44,170	46,532
2.973%, 1Y CMT + 2.250%, 01/01/35 (b)	172,398	182,309
3.099%, 12M USD LIBOR + 1.345%, 09/01/35 (b)	180,479	186,642
3.118%, 1Y CMT + 2.250%, 02/01/35 (b)	65,585	69,379
3.172%, 1Y CMT + 2.250%, 08/01/35 (b)	376,532	397,471
3.188%, 1Y CMT + 2.250%, 06/01/35 (b)	816,458	862,430
3.267%, 12M USD LIBOR + 1.621%, 02/01/35 (b)	26,957	28,229
3.307%, 12M USD LIBOR + 1.625%, 02/01/35 (b)	15,828	16,585
3.309%, 12M USD LIBOR + 1.678%, 02/01/35 (b)	31,265	32,804
3.310%, 12M USD LIBOR + 1.677%, 01/01/35 (b)	38,056	39,978
3.312%, 12M USD LIBOR + 1.625%, 02/01/35 (b)	33,937	35,569
3.339%, 1Y CMT + 2.107%, 10/01/34 (b)	42,391	44,456
3.478%, 1Y CMT + 2.236%, 09/01/35 (b)	308,827	324,272
3.489%, 1Y CMT + 2.250%, 11/01/31 (b)	24,173	25,404
3.500%, 1Y CMT + 2.250%, 11/01/34 (b)	67,877	71,531
3.526%, 12M USD LIBOR + 1.901%, 02/01/35 (b)	35,843	37,946
3.601%, 12M USD LIBOR + 1.851%, 03/01/35 (b)	99,805	103,064
3.611%, 1Y CMT + 2.464%, 01/01/29 (b)	238,527	246,985
3.642%, 12M USD LIBOR + 1.893%, 11/01/34 (b)	31,230	33,027
3.650%, 12M USD LIBOR + 1.900%, 11/01/34 (b)	37,199	39,252
3.711%, 12M USD LIBOR + 1.961%, 08/01/32 (b)	49,729	51,301

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates 1.276%, 08/25/22 (b) (c)	42,515,147	2,074,603
Freddie Mac REMICS (CMO) 1.727%, 1M LIBOR + 0.250%, 07/15/34 (b)	51,271	51,067
1.877%, 1M LIBOR + 0.400%, 06/15/41 (b)	10,290,849	10,322,738
2.875%, PRIME - 1.375%, 11/15/23 (b)	228,447	233,157
3.500%, 01/15/42	24,594,288	25,403,974
6.500%, 01/15/24	14,491	15,661
Freddie Mac Structured Pass-Through Securities (CMO) 2.202%, 12M MTA + 1.200%, 10/25/44 (b)	901,988	915,118
2.202%, 12M MTA + 1.200%, 02/25/45 (b)	81,337	82,012
2.402%, 12M MTA + 1.400%, 07/25/44 (b)	4,536,957	4,582,787
Ginnie Mae I 30 Yr. Pool 3.000%, TBA (a)	7,000,000	7,053,670
4.000%, TBA (a)	11,000,000	11,481,182
5.000%, 10/15/33	6,593	7,091
5.000%, 12/15/33	29,852	32,367
5.000%, 05/15/34	5,487	5,979
5.000%, 07/15/34	766	824
5.000%, 11/15/35	2,577	2,774
5.000%, 03/15/36	2,413	2,615
5.000%, 10/15/38	667,336	723,913
5.000%, 02/15/39	97,312	105,524
5.000%, 03/15/39	149,996	162,714
5.000%, 04/15/39	940,467	1,024,666
5.000%, 05/15/39	3,161,940	3,456,386
5.000%, 06/15/39	1,037,186	1,124,858
5.000%, 09/15/39	332,613	360,983
5.000%, 05/15/40	33,726	36,572
5.000%, 09/15/40	370,680	401,545
5.000%, 12/15/40	27,488	29,812
5.000%, 07/15/41	18,224	19,598
5.000%, TBA (a)	15,500,000	16,659,171
7.000%, 10/15/23	2,239	2,342
7.500%, 01/15/26	3,182	3,410
Ginnie Mae II 30 Yr. Pool 3.500%, TBA (a)	10,000,000	10,337,500
4.000%, TBA (a)	39,500,000	41,172,279
Ginnie Mae II ARM Pool 2.250%, 1Y CMT + 1.500%, 11/20/27 (b)	14,551	15,023
2.250%, 1Y CMT + 1.500%, 10/20/28 (b)	7,971	8,212
2.250%, 1Y CMT + 1.500%, 10/20/29 (b)	5,392	5,593
2.250%, 1Y CMT + 1.500%, 11/20/30 (b)	37,304	38,598
2.375%, 1Y CMT + 1.500%, 02/20/22 (b)	6,436	6,509
2.375%, 1Y CMT + 1.500%, 01/20/23 (b)	10,842	11,066
2.375%, 1Y CMT + 1.500%, 02/20/26 (b)	8,307	8,559
2.375%, 1Y CMT + 1.500%, 01/20/27 (b)	3,574	3,688
2.375%, 1Y CMT + 1.500%, 02/20/27 (b)	1,732	1,730
2.375%, 1Y CMT + 1.500%, 02/20/28 (b)	12,022	12,433
2.375%, 1Y CMT + 1.500%, 03/20/28 (b)	11,824	12,229
2.375%, 1Y CMT + 1.500%, 01/20/30 (b)	27,941	28,956
2.375%, 1Y CMT + 1.500%, 03/20/32 (b)	468	486
2.375%, 1Y CMT + 1.500%, 03/20/33 (b)	4,324	4,497
2.500%, 1Y CMT + 1.500%, 11/20/26 (b)	12,165	12,306
2.500%, 1Y CMT + 1.500%, 10/20/30 (b)	2,709	2,812
2.625%, 1Y CMT + 1.500%, 04/20/22 (b)	415	415

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II ARM Pool 2.625%, 1Y CMT + 1.500%, 05/20/26 (b)	12,833	$12,956
2.625%, 1Y CMT + 1.500%, 06/20/27 (b)	4,399	4,542
2.625%, 1Y CMT + 1.500%, 05/20/28 (b)	4,529	4,682
2.625%, 1Y CMT + 1.500%, 04/20/29 (b)	5,234	5,261
2.625%, 1Y CMT + 1.500%, 05/20/29 (b)	7,052	7,300
2.625%, 1Y CMT + 1.500%, 04/20/30 (b)	15,374	15,932
2.625%, 1Y CMT + 1.500%, 05/20/30 (b)	23,967	24,836
2.625%, 1Y CMT + 1.500%, 06/20/30 (b)	9,445	9,788
2.625%, 1Y CMT + 1.500%, 04/20/31 (b)	8,465	8,603
2.625%, 1Y CMT + 1.500%, 04/20/32 (b)	6,735	6,994
2.625%, 1Y CMT + 1.500%, 05/20/32 (b)	12,823	13,309
2.750%, 1Y CMT + 1.500%, 08/20/27 (b)	60,039	61,240
2.750%, 1Y CMT + 1.500%, 09/20/27 (b)	61,003	60,822
2.750%, 1Y CMT + 1.500%, 07/20/29 (b)	7,111	7,359
2.750%, 1Y CMT + 1.500%, 08/20/29 (b)	7,845	8,119
2.750%, 1Y CMT + 1.500%, 09/20/29 (b)	10,541	10,696
2.750%, 1Y CMT + 1.500%, 08/20/31 (b)	2,465	2,556
2.750%, 1Y CMT + 2.000%, 10/20/31 (b)	5,392	5,493
2.750%, 1Y CMT + 1.500%, 07/20/32 (b)	5,581	5,666
2.750%, 1Y CMT + 1.500%, 09/20/33 (b)	40,207	41,734
Government National Mortgage Association (CMO) 1.583%, 1M USD LIBOR + 0.340%, 12/20/62 (b)	310,009	308,615
1.791%, 1M LIBOR + 0.300%, 01/16/31 (b)	21,227	21,263
1.843%, 1M USD LIBOR + 0.600%, 08/20/65 (b)	3,795,843	3,795,899
1.843%, 1M USD LIBOR + 0.600%, 10/20/65 (b)	10,091,821	10,123,289
1.893%, 1M USD LIBOR + 0.650%, 06/20/66 (b)	7,767,613	7,793,368
1.991%, 1M LIBOR + 0.500%, 02/16/30 (b)	4,278	4,295
2.093%, 1M USD LIBOR + 0.850%, 09/20/66 (b)	9,994,551	10,119,364
2.243%, 1M USD LIBOR + 1.000%, 12/20/65 (b)	25,739,730	26,211,230
2.243%, 1M USD LIBOR + 1.000%, 01/20/67 (b)	12,155,673	12,399,497
2.500%, 09/20/67 (b)	10,036,657	10,372,065
4.153%, 09/20/66 (b)	12,666,045	13,818,741

		2,526,142,069

U.S. Treasury—23.2%
U.S. Treasury Bonds 2.250%, 08/15/46 (d)	17,100,000	15,425,402
2.500%, 02/15/46 (e)	3,300,000	3,140,285
2.750%, 08/15/42	39,000,000	39,271,172
2.750%, 11/15/42 (d)	63,400,000	63,801,203
2.875%, 05/15/43 (d)	83,700,000	86,063,871
2.875%, 08/15/45	25,600,000	26,254,000
3.000%, 05/15/42 (d)	19,500,000	20,524,512
3.000%, 11/15/44 (d)	58,900,000	61,865,707
3.000%, 05/15/47 (d)	16,600,000	17,452,695
3.125%, 02/15/42	15,800,000	16,984,383
3.125%, 02/15/43	20,000,000	21,486,719
3.125%, 08/15/44 (d)	116,300,000	124,999,785
3.625%, 08/15/43	21,900,000	25,559,695
3.750%, 11/15/43	28,100,000	33,481,809
4.250%, 05/15/39	9,600,000	12,133,875
4.375%, 11/15/39 (d)	57,100,000	73,469,410
4.375%, 05/15/40	11,900,000	15,343,563
4.500%, 08/15/39	15,100,000	19,724,965
4.625%, 02/15/40	12,800,000	17,021,500

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Bond 0.875%, 02/15/47 (f)	7,970,430	8,282,441
U.S. Treasury Notes 1.375%, 03/31/20 (e) (g) (h)	22,000,000	21,742,188
1.750%, 09/30/22 (e) (g) (h)	20,400,000	19,991,203
1.875%, 07/31/22 (d) (e) (g) (h) (r)	102,600,000	101,209,289
1.875%, 08/31/22 (d)	31,200,000	30,761,250
2.000%, 10/31/22 (d) (e)	3,300,000	3,271,254
2.125%, 07/31/24 (d) (e) (g) (h) (r)	24,800,000	24,505,500
2.125%, 09/30/24 (d) (g)	139,700,000	137,942,837
2.250%, 11/15/24 (d) (e) (h)	114,200,000	113,611,156
2.250%, 08/15/27 (d)	192,760,000	190,049,312
2.375%, 05/15/27 (d)	34,900,000	34,800,481

		1,380,171,462

Total U.S. Treasury & Government Agencies (Cost $3,881,985,994)		3,906,313,531

Corporate Bonds & Notes—34.9%

Agriculture—0.3%
BAT Capital Corp. 2.764%, 08/15/22 (144A)	9,600,000	9,547,723
3.222%, 08/15/24 (144A)	6,300,000	6,299,750
3.557%, 08/15/27 (144A)	3,700,000	3,704,799

		19,552,272

Airlines—0.1%
Latam Airlines Pass-Through Trust 4.200%, 11/15/27	3,143,570	3,171,077
4.500%, 11/15/23	2,449,871	2,419,247

		5,590,324

Auto Manufacturers—1.1%
Ford Motor Credit Co. LLC 2.943%, 01/08/19	10,000,000	10,062,438
General Motors Financial Co., Inc. 2.450%, 11/06/20	12,100,000	12,009,000
3.150%, 01/15/20	12,300,000	12,438,917
3.200%, 07/13/20	18,300,000	18,548,380
3.500%, 11/07/24	9,500,000	9,480,586

		62,539,321

Banks—21.1%
Banco Espirito Santo S.A. 2.625%, 05/08/17 (EUR) (i) (j)	1,700,000	611,923
4.750%, 01/15/18 (EUR) (i) (j)	3,100,000	1,087,963
Bank of America Corp. 2.345%, 10/01/21 (b)	18,000,000	18,083,551
2.365%, 3M USD LIBOR + 1.000%, 04/24/23 (b)	18,000,000	18,289,455
2.625%, 04/19/21	10,500,000	10,553,566
2.650%, 04/01/19	5,000,000	5,028,387
4.125%, 01/22/24	2,130,000	2,265,373
6.875%, 04/25/18	26,300,000	26,701,791

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Barclays Bank plc 7.750%, 5Y USD Swap + 6.833%, 04/10/23 (b)	3,700,000	$3,755,500
10.179%, 06/12/21 (144A)	17,900,000	21,815,318
14.000%, 3M GBP LIBOR + 13.400%, 06/15/19 (GBP) (b)	600,000	949,831
Barclays plc 3.200%, 08/10/21	5,000,000	5,026,895
3.520%, 3M USD LIBOR + 2.110%, 08/10/21 (b)	6,400,000	6,696,361
6.500%, 5Y EUR Swap + 5.875%, 09/15/19 (EUR) (b)	5,200,000	6,659,715
8.250%, 5Y USD Swap + 6.705%, 12/15/18 (b)	2,300,000	2,410,975
BB&T Corp. 2.449%, 3M USD LIBOR + 0.860%, 06/15/18 (b)	27,200,000	27,275,400
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	7,800,000	8,492,250
Capital One Financial Corp. 1.830%, 10/30/20 (b)	14,900,000	14,895,309
2.400%, 10/30/20	14,700,000	14,609,774
CIT Group, Inc. 5.500%, 02/15/19 (144A)	802,000	824,055
Citigroup, Inc. 2.065%, 10/27/22 (b)	10,600,000	10,583,594
2.327%, 3M USD LIBOR + 0.960%, 04/25/22 (b)	18,000,000	18,186,628
Credit Suisse Group Funding Guernsey, Ltd. 3.750%, 03/26/25	5,710,000	5,826,413
3.800%, 09/15/22	18,300,000	18,877,172
3.800%, 06/09/23	12,100,000	12,478,661
Deutsche Bank AG 2.700%, 07/13/20	14,800,000	14,727,516
3.300%, 11/16/22	9,500,000	9,451,580
3.375%, 05/12/21	30,500,000	30,781,330
4.250%, 10/14/21	7,700,000	8,010,812
Deutsche Pfandbriefbank AG 4.500%, 01/15/18 (EUR)	13,200,000	15,862,940
Dexia Credit Local S.A. 2.375%, 09/20/22 (144A)	27,100,000	26,798,939
Goldman Sachs Group, Inc. (The) 2.364%, 3M USD LIBOR + 0.800%, 12/13/19 (b)	1,200,000	1,208,356
2.578%, 3M USD LIBOR + 1.200%, 04/30/18 (b)	14,261,000	14,303,489
2.876%, 10/31/22 (b)	13,700,000	13,660,738
3.750%, 05/22/25	5,375,000	5,537,600
HSBC Holdings plc 2.843%, 3M USD LIBOR + 1.500%, 01/05/22 (b)	18,400,000	19,022,980
3.033%, 11/22/23 (b)	17,100,000	17,134,420
3.400%, 03/08/21	14,900,000	15,229,247
3.763%, 3M USD LIBOR + 2.240%, 03/08/21 (b)	9,600,000	10,111,795
JPMorgan Chase & Co. 2.250%, 01/23/20	12,300,000	12,291,770
2.267%, 3M USD LIBOR + 0.900%, 04/25/23 (b)	8,000,000	8,089,862
2.615%, 3M USD LIBOR + 1.100%, 06/07/21 (b)	17,000,000	17,372,364
KBC Bank NV 8.000%, 5Y USD Swap + 7.097%, 01/25/23 (b)	4,800,000	4,822,656
Lloyds Bank plc 12.000%, 3M USD LIBOR + 11.756%, 12/16/24 (144A) (b)	5,700,000	7,646,601
Lloyds Banking Group plc 7.000%, 5Y GBP Swap + 5.060%, 06/27/19 (GBP) (b)	2,600,000	3,696,436
7.625%, 5Y GBP Swap + 5.010%, 06/27/23 (GBP) (b)	11,400,000	17,710,482

Banks—(Continued)
Mizuho Bank, Ltd. 2.150%, 10/20/18 (144A)	7,200,000	7,198,309
2.553%, 3M USD LIBOR + 1.190%, 10/20/18 (144A) (b)	11,800,000	11,885,487
Morgan Stanley 2.125%, 04/25/18	4,700,000	4,702,441
2.647%, 3M USD LIBOR + 1.280%, 04/25/18 (b)	32,000,000	32,104,520
Nykredit Realkredit A/S 1.000%, 01/01/18 (DKK)	58,900,000	9,487,792
1.000%, 04/01/18 (DKK)	554,900,000	89,694,241
1.000%, 07/01/18 (DKK)	131,000,000	21,252,796
1.000%, 10/01/18 (DKK)	93,300,000	15,197,688
Realkredit Danmark A/S 1.000%, 01/01/18 (DKK)	49,300,000	7,941,394
1.000%, 04/01/18 (DKK)	1,682,800,000	272,024,181
2.000%, 01/01/18 (DKK)	91,100,000	14,675,870
2.000%, 04/01/18 (DKK)	423,800,000	68,684,806
Royal Bank of Scotland Group plc 8.000%, 5Y USD Swap + 5.720%, 08/10/25 (b)	1,000,000	1,143,750
Royal Bank of Scotland plc (The) 6.934%, 04/09/18 (EUR)	6,732,000	8,224,652
Societe Generale S.A. 8.250%, 5Y USD Swap + 6.394%, 11/29/18 (b)	1,600,000	1,674,000
Sumitomo Mitsui Banking Corp. 1.664%, 10/18/19 (b)	14,300,000	14,301,573
Sumitomo Mitsui Financial Group, Inc. 2.934%, 03/09/21	15,100,000	15,242,974
Sumitomo Mitsui Trust Bank, Ltd. 2.050%, 03/06/19 (144A)	10,000,000	9,974,091
Toronto-Dominion Bank (The) 2.500%, 01/18/22 (144A)	20,600,000	20,548,493
UBS AG 1.799%, 05/28/19 (144A) (b)	6,000,000	6,000,240
1.835%, 3M USD LIBOR + 0.320%, 12/07/18 (144A) (b)	11,600,000	11,610,544
2.103%, 3M USD LIBOR + 0.580%, 06/08/20 (144A) (b)	15,800,000	15,868,920
2.331%, 3M USD LIBOR + 0.850%, 06/01/20 (b)	4,000,000	4,048,724
2.450%, 12/01/20 (144A)	9,700,000	9,670,764
4.750%, 5Y USD Swap + 3.765%, 05/22/23 (b)	7,900,000	7,954,178
7.625%, 08/17/22	3,600,000	4,205,520
UBS Group Funding Switzerland AG 3.000%, 04/15/21 (144A)	14,000,000	14,098,276
4.125%, 04/15/26 (144A)	10,200,000	10,695,193
Wells Fargo & Co. 7.980%, 3M USD LIBOR + 3.770%, 03/15/18 (b)	11,300,000	11,483,060

		1,257,052,250

Beverages—0.0%
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	1,400,000	1,432,611

Computers—1.0%
Apple, Inc. 2.900%, 09/12/27	300,000	296,446
3.000%, 06/20/27	15,000,000	14,934,192
Dell International LLC / EMC Corp. 4.420%, 06/15/21 (144A)	17,700,000	18,443,740
5.450%, 06/15/23 (144A)	9,600,000	10,374,135

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
EMC Corp. 2.650%, 06/01/20	1,100,000	$1,086,062
Hewlett Packard Enterprise Co. 2.850%, 10/05/18	14,800,000	14,871,324

		60,005,899

Diversified Financial Services—4.4%
Ally Financial, Inc. 3.500%, 01/27/19	1,100,000	1,105,500
3.600%, 05/21/18	1,600,000	1,604,800
B3 S.A. Brasil Bolsa Balcao 5.500%, 07/16/20	1,000,000	1,038,500
Bear Stearns Cos. LLC (The) 7.250%, 02/01/18	4,200,000	4,216,793
Blackstone CQP Holdco L.P. 6.000%, 08/18/21 (144A) (k)	10,700,000	10,726,750
6.500%, 03/20/21 (144A) (k)	20,700,000	21,010,500
BRFkredit A/S 1.000%, 01/01/18 (DKK)	161,000,000	25,934,371
4.000%, 01/01/18 (DKK)	79,600,000	12,825,367
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A)	17,900,000	18,008,535
Discover Financial Services 5.500%, 10/30/27 (b)	12,000,000	12,360,000
Emerald Bay S.A. Zero Coupon, 10/08/20 (144A) (EUR) (b)	3,294,000	3,646,000
Intercontinental Exchange, Inc. 2.350%, 09/15/22	12,500,000	12,407,474
International Lease Finance Corp. 4.625%, 04/15/21	2,000,000	2,105,426
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.375%, 04/01/20 (144A)	500,000	514,375
LeasePlan Corp. NV 2.875%, 01/22/19 (144A)	17,600,000	17,611,922
Navient Corp. 8.450%, 06/15/18	8,300,000	8,511,650
Nordea Kredit Realkreditaktieselskab 1.000%, 04/01/18 (DKK)	164,400,000	26,610,559
1.000%, 10/01/18 (DKK)	140,600,000	22,902,412
2.000%, 01/01/18 (DKK)	80,000,000	12,887,701
2.000%, 04/01/18 (DKK)	15,000,000	2,430,884
OneMain Financial Holdings LLC 6.750%, 12/15/19 (144A)	3,100,000	3,202,920
7.250%, 12/15/21 (144A)	3,100,000	3,221,520
Piper Jaffray Cos. 5.060%, 10/09/18 (144A) (k)	5,000,000	5,073,231
Preferred Term Securities XX, Ltd. / Preferred Term Securities XX, Inc. 1.989%, 3M USD LIBOR + 0.400%, 03/22/38 (144A) (b)	10,769,573	9,531,072
Rio Oil Finance Trust 9.250%, 07/06/24 (144A)	2,939,907	3,175,100
Springleaf Finance Corp. 6.125%, 05/15/22	9,100,000	9,441,250
8.250%, 12/15/20	7,000,000	7,700,000

		259,804,612

Electric—0.3%
FirstEnergy Corp. 3.900%, 07/15/27	1,300,000	1,332,039
IPALCO Enterprises, Inc. 3.450%, 07/15/20	6,500,000	6,565,000
Southern Power Co. 1.950%, 12/15/19	10,500,000	10,413,700

		18,310,739

Gas—0.3%
Sempra Energy 2.039%, 03/15/21 (b)	17,600,000	17,627,105

Healthcare-Products—0.2%
Becton Dickinson & Co. 2.133%, 06/06/19	12,000,000	11,973,041

Healthcare-Services—0.1%
HCA, Inc. 3.750%, 03/15/19	4,500,000	4,539,375

Housewares—0.1%
Newell Brands, Inc. 3.850%, 04/01/23	7,400,000	7,657,228

Internet—0.3%
Amazon.com, Inc. 3.150%, 08/22/27 (144A)	10,500,000	10,515,824
Priceline Group, Inc. (The) 2.750%, 03/15/23	4,600,000	4,583,373

		15,099,197

Lodging—0.1%
Hyatt Hotels Corp. 4.850%, 03/15/26	2,700,000	2,944,484

Media—0.3%
CBS Radio, Inc. 7.250%, 11/01/24 (144A)	4,000,000	4,217,500
DISH DBS Corp. 4.250%, 04/01/18	500,000	501,875
Time Warner Cable LLC 6.750%, 07/01/18	4,900,000	5,008,609
Virgin Media Secured Finance plc 5.125%, 01/15/25 (GBP)	2,000,000	2,808,762
5.500%, 01/15/25 (GBP)	2,700,000	3,781,191

		16,317,937

Miscellaneous Manufacturing—0.2%
Textron, Inc. 1.960%, 11/10/20 (b)	14,400,000	14,395,956

Multi-National—0.3%
European Investment Bank 1.375%, 01/15/18 (GBP)	13,900,000	18,773,665

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—0.4%
BP Capital Markets plc 1.763%, 3M USD LIBOR + 0.350%, 08/14/18 (b)	12,000,000	$12,014,625
Canadian Natural Resources, Ltd. 1.750%, 01/15/18	3,900,000	3,899,302
Petrobras Global Finance B.V. 6.125%, 01/17/22	8,000,000	8,490,000

		24,403,927

Pharmaceuticals—0.7%
AbbVie, Inc. 1.800%, 05/14/18	11,200,000	11,194,520
2.850%, 05/14/23	5,000,000	4,989,042
Allergan Funding SCS 3.450%, 03/15/22	4,900,000	4,978,665
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	8,000,000	7,927,572
Teva Pharmaceutical Finance Netherlands III B.V. 1.400%, 07/20/18	10,000,000	9,933,427
Valeant Pharmaceuticals International, Inc. 5.375%, 03/15/20 (144A)	3,333,000	3,337,166

		42,360,392

Pipelines—0.4%
Enbridge, Inc. 2.289%, 3M USD LIBOR + 0.700%, 06/15/20 (b)	11,500,000	11,606,817
Kinder Morgan Energy Partners L.P. 5.950%, 02/15/18	5,399,000	5,424,105
Kinder Morgan Finance Co. LLC 6.000%, 01/15/18 (144A)	4,420,000	4,427,771
Sabine Pass Liquefaction LLC 5.875%, 06/30/26	1,255,000	1,409,953

		22,868,646

Real Estate—0.2%
Ontario Teachers’ Cadillac Fairview Properties Trust 3.125%, 03/20/22 (144A)	1,200,000	1,216,005
3.875%, 03/20/27 (144A)	1,700,000	1,737,978
Tesco Property Finance 6 plc 5.411%, 07/13/44 (GBP)	1,073,940	1,674,942
WEA Finance LLC 3.150%, 04/05/22 (144A)	4,770,000	4,814,178

		9,443,103

Real Estate Investment Trusts—1.6%
American Campus Communities Operating Partnership LP 3.625%, 11/15/27	2,200,000	2,175,819
Brixmor Operating Partnership L.P. 4.125%, 06/15/26	5,500,000	5,547,268
CBL & Associates L.P. 5.950%, 12/15/26	7,200,000	6,697,997
Digital Realty Trust L.P. 3.400%, 10/01/20	5,300,000	5,404,678
4.750%, 10/01/25	8,000,000	8,697,391

Real Estate Investment Trusts—(Continued)
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	10,800,000	10,716,887
Omega Healthcare Investors, Inc. 4.750%, 01/15/28 (l)	8,900,000	8,822,259
Public Storage 2.370%, 09/15/22	2,500,000	2,466,641
3.094%, 09/15/27	15,500,000	15,400,210
Simon Property Group L.P. 2.750%, 06/01/23	18,690,000	18,633,016
Welltower, Inc. 4.250%, 04/01/26	10,300,000	10,782,839

		95,345,005

Retail—0.0%
CVS Pass-Through Trust 6.943%, 01/10/30	797,348	932,459

Software—0.3%
Oracle Corp. 1.900%, 09/15/21	6,000,000	5,905,310
VMware, Inc. 2.300%, 08/21/20	10,100,000	10,042,734

		15,948,044

Telecommunications—1.0%
AT&T, Inc. 2.009%, 3M USD LIBOR + 0.650%, 01/15/20 (b)	11,900,000	11,970,933
2.309%, 3M USD LIBOR + 0.950%, 07/15/21 (b)	14,900,000	15,104,185
Verizon Communications, Inc. 1.996%, 3M USD LIBOR + 0.550%, 05/22/20 (b)	14,800,000	14,886,051
3.376%, 02/15/25 (144A)	10,766,000	10,806,662
3.500%, 11/01/24	6,600,000	6,718,318

		59,486,149

Trucking & Leasing—0.1%
Park Aerospace Holdings, Ltd. 4.500%, 03/15/23 (144A)	9,000,000	8,595,000

Total Corporate Bonds & Notes (Cost $2,026,456,634)		2,072,998,741

Asset-Backed Securities—15.8%

Asset-Backed - Automobile—0.5%
AmeriCredit Automobile Receivables Trust 1.510%, 05/18/20	4,414,771	4,407,667
DT Auto Owner Trust 1.720%, 05/15/20 (144A)	6,710,209	6,704,718
Exeter Automobile Receivables Trust 1.960%, 03/15/21 (144A)	5,995,355	5,989,870
Flagship Credit Auto Trust 1.930%, 12/15/21 (144A)	11,956,738	11,944,188

		29,046,443

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Credit Card—0.4%
Chase Issuance Trust 1.777%, 1M LIBOR + 0.300%, 01/18/22 (b)	12,000,000	$12,042,712
Golden Credit Card Trust 1.877%, 1M LIBOR + 0.400%, 02/15/21 (144A) (b)	12,000,000	12,033,535

		24,076,247

Asset-Backed - Home Equity—2.6%
ACE Securities Corp. Home Equity Loan Trust 1.702%, 1M USD LIBOR + 0.150%, 04/25/36 (b)	7,389,931	7,239,329
1.702%, 1M USD LIBOR + 0.150%, 07/25/36 (b)	9,748,852	4,950,698
2.022%, 1M USD LIBOR + 0.470%, 10/25/35 (b)	7,100,000	7,036,394
Asset-Backed Funding Certificates Trust 2.252%, 1M USD LIBOR + 0.700%, 06/25/34 (b)	2,175,298	2,120,817
Asset-Backed Securities Corp. Home Equity Loan Trust 1.632%, 1M USD LIBOR + 0.080%, 05/25/37 (b)	27,188	19,449
2.002%, 1M USD LIBOR + 0.450%, 11/25/35 (b)	2,000,000	1,997,911
Bear Stearns Asset-Backed Securities I Trust 1.802%, 1M USD LIBOR + 0.250%, 04/25/37 (b)	14,083,820	14,314,010
2.018%, 1M USD LIBOR + 0.460%, 02/25/36 (b)	1,000,000	969,437
2.352%, 1M LIBOR + 0.800%, 10/27/32 (b)	17,637	16,988
2.552%, 1M USD LIBOR + 1.000%, 10/25/37 (b)	3,348,038	3,362,979
2.557%, 1M USD LIBOR + 1.005%, 06/25/35 (b)	7,800,000	7,786,901
Citigroup Mortgage Loan Trust 1.712%, 1M USD LIBOR + 0.160%, 12/25/36 (144A) (b)	9,215,245	6,059,164
1.722%, 1M USD LIBOR + 0.170%, 05/25/37 (b)	7,517,848	7,454,009
HSI Asset Securitization Corp. Trust 1.722%, 1M USD LIBOR + 0.170%, 12/25/36 (b)	11,082,660	4,939,698
MASTR Asset-Backed Securities Trust 1.602%, 1M USD LIBOR + 0.050%, 08/25/36 (b)	6,272,077	3,317,992
1.722%, 1M USD LIBOR + 0.170%, 10/25/36 (b)	6,325,738	6,094,268
Merrill Lynch Mortgage Investors Trust 2.052%, 1M USD LIBOR + 0.500%, 06/25/36 (b)	1,555,767	1,564,441
Morgan Stanley ABS Capital I, Inc. Trust 1.612%, 1M USD LIBOR + 0.060%, 05/25/37 (b)	183,743	161,540
Morgan Stanley ABS Capital, Inc. Trust 1.702%, 1M USD LIBOR + 0.150%, 06/25/36 (b)	775,584	692,931
Morgan Stanley Home Equity Loan Trust 1.722%, 1M USD LIBOR + 0.170%, 04/25/37 (b)	21,849,034	13,350,791
Nomura Home Equity Loan, Inc. 1.882%, 1M USD LIBOR + 0.330%, 11/25/35 (b)	11,000,000	9,346,359
Option One Mortgage Corp. Asset-Backed Certificates 2.192%, 1M USD LIBOR + 0.640%, 08/25/33 (b)	13,712	13,430
Renaissance Home Equity Loan Trust 2.208%, 1M USD LIBOR + 0.880%, 08/25/33 (b)	106,933	104,309
5.812%, 11/25/36 (m)	22,800,644	13,052,236
Residential Asset Securities Corp. Trust 1.702%, 1M USD LIBOR + 0.150%, 07/25/36 (b)	9,176,363	8,539,708
1.832%, 1M USD LIBOR + 0.280%, 06/25/36 (b)	6,000,000	5,870,936
2.132%, 1M USD LIBOR + 0.580%, 06/25/33 (b)	969,043	856,658
2.317%, 1M USD LIBOR + 0.765%, 03/25/34 (b)	1,832,204	1,834,402
Soundview Home Loan Trust 1.732%, 1M USD LIBOR + 0.180%, 05/25/36 (b)	5,182,939	5,156,691
1.802%, 1M USD LIBOR + 0.250%, 10/25/36 (b)	9,100,000	8,496,763
WaMu Asset-Backed Certificates Trust 1.777%, 1M USD LIBOR + 0.225%, 05/25/47 (b)	11,703,730	9,556,620

		156,277,859

Asset-Backed - Manufactured Housing—0.0%
Conseco Finance Corp. 6.220%, 03/01/30	29,006	30,819
Mid-State Trust 7.791%, 03/15/38	101,887	108,831

		139,650

Asset-Backed - Other—11.7%
Allegro CLO, Ltd. 2.598%, 3M USD LIBOR + 1.220%, 01/30/26 (144A) (b)	10,000,000	10,003,730
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 2.332%, 1M USD LIBOR + 0.780%, 05/25/34 (b)	5,212,537	5,201,984
Apidos CLO 2.483%, 3M USD LIBOR + 1.120%, 07/22/26 (144A) (b)	11,000,000	11,000,550
Ares CLO, Ltd. 2.648%, 3M USD LIBOR + 1.180%, 08/28/25 (144A) (b)	13,700,000	13,701,521
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 1.932%, 1M USD LIBOR + 0.380%, 02/25/36 (b)	6,273,059	4,900,779
Atlas Senior Loan Fund, Ltd. 2.609%, 3M USD LIBOR + 1.250%, 10/15/26 (144A) (b)	14,800,000	14,886,136
Avery Point CLO, Ltd. 2.474%, 3M USD LIBOR + 1.120%, 01/18/25 (144A) (b)	15,000,000	15,041,820
BlueMountain CLO, Ltd. 2.268%, 3M USD LIBOR + 0.890%, 10/29/25 (144A) (b)	10,400,000	10,432,791
Catamaran CLO, Ltd. 2.754%, 3M USD LIBOR + 1.400%, 10/18/26 (144A) (b)	8,000,000	8,011,712
Cent CLO, Ltd. 2.467%, 3M USD LIBOR + 1.100%, 01/25/26 (144A) (b)	6,700,000	6,724,957
Chapel B.V. 0.331%, 3M Euribor + 0.660%, 11/17/64 (EUR) (b)	976,245	1,168,147
CIFC Funding, Ltd. 2.454%, 04/15/27 (144A) (b) (k)	15,300,000	15,300,000
Citigroup Mortgage Loan Trust, Inc. 1.612%, 1M USD LIBOR + 0.060%, 07/25/45 (b)	343,046	273,620
1.792%, 1M USD LIBOR + 0.240%, 10/25/36 (b)	1,755,000	1,754,133
Countrywide Asset-Backed Certificates 1.692%, 1M USD LIBOR + 0.140%, 04/25/47 (b)	4,613,834	4,469,448
1.702%, 1M USD LIBOR + 0.150%, 05/25/37 (b)	1,537,838	1,492,155
1.702%, 1M USD LIBOR + 0.150%, 06/25/47 (b)	490,613	461,896
1.752%, 1M USD LIBOR + 0.200%, 06/25/47 (b)	9,220,668	7,703,060
1.772%, 1M USD LIBOR + 0.220%, 09/25/37 (b)	7,515,645	6,387,647
1.832%, 1M USD LIBOR + 0.280%, 09/25/36 (b)	9,111,970	9,077,248
2.112%, 1M USD LIBOR + 0.560%, 12/25/35 (b)	2,201,194	2,207,623
4.804%, 10/25/46 (b)	6,801,162	6,167,881
4.891%, 10/25/32 (b)	11,347,768	10,133,835
Countrywide Asset-Backed Certificates Trust 3.277%, 1M USD LIBOR + 1.725%, 11/25/34 (b)	2,980,221	2,870,862
Credit Suisse Mortgage Trust 4.500%, 03/25/21 (b)	12,807,558	12,910,079
CVP Cascade CLO-1, Ltd. 2.509%, 3M USD LIBOR + 1.150%, 01/16/26 (144A) (b)	8,000,000	8,041,816
CWABS Asset-Backed Certificates Trust 1.478%, 1M USD LIBOR + 0.150%, 09/25/46 (b)	4,658,052	4,621,415
1.702%, 1M USD LIBOR + 0.150%, 03/25/47 (b)	1,790,552	1,726,662
2.252%, 1M USD LIBOR + 0.700%, 11/25/35 (b)	10,000,000	9,975,670

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Emerson Park CLO, Ltd. 2.339%, 3M USD LIBOR + 0.980%, 07/15/25 (144A) (b)	8,746,550	$8,768,049
First Franklin Mortgage Loan Trust 1.692%, 1M USD LIBOR + 0.140%, 12/25/36 (b)	6,982,851	4,347,040
1.912%, 1M USD LIBOR + 0.360%, 10/25/35 (b)	6,536,977	6,568,802
2.977%, 1M USD LIBOR + 1.425%, 10/25/34 (b)	5,362,296	5,274,516
Flagship, Ltd. 2.483%, 3M USD LIBOR + 1.120%, 01/20/26 (144A) (b)	13,000,000	13,024,934
Galaxy CLO, Ltd. 2.549%, 3M USD LIBOR + 1.130%, 11/16/25 (144A) (b)	10,000,000	10,036,940
GoldenTree Loan Opportunities, Ltd. 2.748%, 3M USD LIBOR + 1.370%, 10/29/26 (144A) (b)	10,200,000	10,203,080
GSAMP Trust 1.722%, 1M USD LIBOR + 0.170%, 12/25/36 (b)	3,222,626	1,739,661
1.942%, 1M USD LIBOR + 0.390%, 01/25/36 (b)	14,600,000	14,426,254
2.872%, 1M USD LIBOR + 1.320%, 12/25/34 (b)	7,142,921	5,272,219
Home Equity Loan Trust 1.782%, 1M USD LIBOR + 0.230%, 04/25/37 (b)	15,900,000	13,744,437
Jamestown CLO, Ltd. 2.573%, 3M USD LIBOR + 1.220%, 01/17/27 (144A) (b)	17,800,000	17,908,509
JPMorgan Mortgage Acquisition Trust 1.692%, 1M USD LIBOR + 0.140%, 03/25/47 (b)	7,330,939	7,303,870
KKR Financial CLO, Ltd. 2.813%, 3M USD LIBOR + 1.450%, 01/23/26 (144A) (b)	6,600,000	6,597,822
KVK CLO, Ltd. 2.509%, 3M USD LIBOR + 1.150%, 01/15/26 (144A) (b)	17,800,000	17,792,951
Lehman XS Trust 1.722%, 1M USD LIBOR + 0.170%, 02/25/37 (b)	13,303,057	9,286,039
2.352%, 1M USD LIBOR + 0.800%, 10/25/35 (b)	3,227,674	3,186,667
Lockwood Grove CLO, Ltd. 2.837%, 3M USD LIBOR + 1.470%, 04/25/25 (144A) (b)	18,200,000	18,199,327
Long Beach Mortgage Loan Trust 1.707%, 1M USD LIBOR + 0.155%, 08/25/36 (b)	16,055,605	10,800,660
2.332%, 1M USD LIBOR + 0.780%, 08/25/35 (b)	10,000,000	9,200,943
Madison Park Funding, Ltd. 2.467%, 3M USD LIBOR + 1.110%, 01/19/25 (144A) (b)	17,900,000	17,894,147
Marathon CLO, Ltd. 2.311%, 11/21/27 (144A) (b)	14,700,000	14,702,499
Merrill Lynch Mortgage Investors Trust 1.792%, 1M USD LIBOR + 0.240%, 08/25/37 (b)	3,300,000	2,713,653
Morgan Stanley ABS Capital I, Inc. Trust 2.512%, 1M USD LIBOR + 0.960%, 06/25/35 (b)	2,843,760	2,856,399
MP CLO, Ltd. 2.559%, 3M USD LIBOR + 1.200%, 01/15/27 (144A) (b)	11,800,000	11,872,086
Northwoods Capital, Ltd. 2.471%, 3M USD LIBOR + 1.080%, 11/04/25 (144A) (b)	10,000,000	9,999,960
OneMain Financial Issuance Trust 3.190%, 03/18/26 (144A)	6,900,000	6,935,276
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 2.042%, 1M USD LIBOR + 0.490%, 09/25/35 (b)	5,000,000	4,582,360
2.602%, 1M USD LIBOR + 1.050%, 10/25/34 (b)	5,800,000	5,839,431
3.352%, 1M USD LIBOR + 1.800%, 12/25/34 (b)	4,636,570	4,745,753
RAMP Trust 1.852%, 1M USD LIBOR + 0.300%, 05/25/36 (b)	24,221,350	19,584,921
1.912%, 1M USD LIBOR + 0.360%, 08/25/46 (b)	11,528,466	9,529,453

Asset-Backed - Other—(Continued)
Residential Asset Securities Corp. Trust 1.712%, 1M USD LIBOR + 0.160%, 11/25/36 (b)	6,940,172	6,554,942
1.892%, 1M USD LIBOR + 0.340%, 04/25/37 (b)	21,555,046	18,161,523
Saxon Asset Securities Trust 1.952%, 1M USD LIBOR + 0.400%, 09/25/47 (b)	2,530,000	2,357,156
Securitized Asset-Backed Receivables LLC Trust 1.802%, 1M USD LIBOR + 0.250%, 05/25/36 (b)	9,505,570	5,763,713
Shackleton CLO, Ltd. 2.479%, 3M USD LIBOR + 1.120%, 01/13/25 (144A) (b)	2,600,000	2,609,363
Sound Point CLO, Ltd. 2.349%, 3M USD LIBOR + 0.990%, 07/15/25 (144A) (b)	7,240,805	7,255,967
2.463%, 3M USD LIBOR + 1.100%, 01/21/26 (144A) (b)	17,900,000	17,902,971
Soundview Home Loan Trust 1.662%, 1M USD LIBOR + 0.110%, 02/25/37 (b)	2,525,172	962,160
2.512%, 1M USD LIBOR + 0.960%, 05/25/35 (b)	2,400,000	2,396,298
Specialty Underwriting & Residential Finance Trust 1.822%, 1M USD LIBOR + 0.270%, 04/25/37 (b)	5,339,222	3,242,590
SpringCastle America Funding LLC 3.050%, 04/25/29 (144A) (k)	10,258,822	10,322,443
Structured Asset Investment Loan Trust 2.287%, 1M USD LIBOR + 0.735%, 08/25/35 (b)	5,304,585	5,310,470
Structured Asset Securities Corp. Mortgage Loan Trust 1.712%, 1M USD LIBOR + 0.160%, 03/25/36 (b)	1,280,006	1,278,110
2.452%, 1M USD LIBOR + 0.900%, 08/25/37 (b)	647,789	656,312
Sudbury Mill CLO, Ltd. 2.503%, 3M USD LIBOR + 1.150%, 01/17/26 (144A) (b)	10,000,000	10,001,680
2.523%, 3M USD LIBOR + 1.170%, 01/17/26 (144A) (b)	8,500,000	8,501,513
Symphony CLO, Ltd. 2.389%, 3M USD LIBOR + 1.030%, 10/15/25 (144A) (b)	14,900,000	14,909,461
TICP CLO, Ltd. 2.523%, 3M USD LIBOR + 1.160%, 07/20/26 (144A) (b)	8,000,000	8,027,776
2.551%, 3M USD LIBOR + 1.180%, 04/26/26 (144A) (b)	8,000,000	8,034,232
U.S. Small Business Administration 5.500%, 10/01/18	1,760	1,770
6.220%, 12/01/28	2,268,377	2,489,152
Venture CLO, Ltd. 2.153%, 04/16/27 (144A) (b) (k)	11,900,000	11,900,000
Voya CLO, Ltd. 2.236%, 07/25/26 (144A) (b) (k)	9,800,000	9,795,100
Wells Fargo Home Equity Asset-Backed Securities Trust 2.032%, 1M USD LIBOR + 0.480%, 12/25/35 (b)	20,861,000	20,817,897
WhiteHorse, Ltd. 2.581%, 3M USD LIBOR + 1.200%, 02/03/25 (144A) (b)	7,464,809	7,472,894

		698,313,328

Asset-Backed - Student Loan—0.6%
SMB Private Education Loan Trust 1.927%, 1M USD LIBOR + 0.450%, 06/17/24 (144A) (b)	6,093,924	6,102,969
SoFi Professional Loan Program LLC 1.550%, 03/26/40 (144A)	9,541,031	9,494,943
3.020%, 02/25/40 (144A)	8,981,122	8,953,339
Utah State Board of Regents 2.302%, 1M USD LIBOR + 0.750%, 01/25/57 (b)	8,710,068	8,707,194

		33,258,445

Total Asset-Backed Securities (Cost $886,215,599)		941,111,972

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

Foreign Government—6.0%

Security Description	Principal Amount*	Value

Provincial—1.2%
Province of Ontario Canada 1.650%, 09/27/19	7,000,000	$6,938,761
3.150%, 06/02/22 (CAD)	9,300,000	7,694,363
4.000%, 06/02/21 (CAD)	31,100,000	26,314,014
4.400%, 04/14/20	2,700,000	2,827,899
Province of Quebec Canada 3.500%, 07/29/20	10,600,000	10,927,908
3.500%, 12/01/22 (CAD)	3,300,000	2,777,854
4.250%, 12/01/21 (CAD)	15,200,000	13,046,002

		70,526,801

Regional Government—0.3%
Japan Finance Organization for Municipalities 2.000%, 09/08/20 (144A)	18,100,000	17,856,381

Sovereign—4.5%
Brazil Letras do Tesouro Nacional 6.701%, 10/01/18 (BRL)	475,100,000	136,415,331
7.280%, 04/01/18 (BRL)	259,100,000	76,881,565
9.185%, 07/01/18 (BRL)	63,600,000	18,573,343
Italy Buoni Poliennali del Tesoro 4.500%, 02/01/18 (EUR)	7,800,000	9,394,950
Japan Bank for International Cooperation 2.375%, 07/21/22	3,700,000	3,648,028
2.875%, 07/21/27	11,200,000	11,270,362
Kuwait International Government Bond 2.750%, 03/20/22 (144A)	12,000,000	11,956,800

		268,140,379

Total Foreign Government (Cost $379,383,215)		356,523,561

Mortgage-Backed Securities—4.7%

Collateralized Mortgage Obligations—3.9%
Adjustable Rate Mortgage Trust 3.497%, 11/25/35 (b)	388,136	339,459
Alternative Loan Trust 5.500%, 02/25/36	3,642,767	3,302,059
6.000%, 04/25/37	3,937,689	3,155,763
Alternative Loan Trust Resecuritization 3.705%, 03/25/47 (b)	2,027,690	2,016,402
American Home Mortgage Assets Trust 1.983%, 12M MTA + 0.920%, 11/25/46 (b)	3,599,809	2,049,075
American Home Mortgage Investment Trust 3.661%, 6M USD LIBOR + 2.000%, 02/25/45 (b)	933,472	951,563
Banc of America Alternative Loan Trust 13.525%, -1 x 1M USD LIBOR + 16.940%, 09/25/35 (b)	3,315,306	3,886,794
22.192%, -1 x 1M USD LIBOR + 28.400%, 11/25/46 (b)	1,350,770	1,830,374
Banc of America Funding Trust 3.413%, 05/25/35 (b)	979,713	1,020,804
3.633%, 02/20/36 (b)	2,378,818	2,354,903
3.830%, 01/20/47 (b)	188,663	179,926
Banc of America Mortgage Trust 6.000%, 05/25/37	10,639,539	9,262,372

Collateralized Mortgage Obligations—(Continued)
BCAP LLC Trust 4.000%, 02/26/37 (144A) (b)	219,967	219,348
5.250%, 02/26/36 (144A) (b)	4,114,036	3,427,933
5.250%, 08/26/37 (144A) (b)	4,098,298	4,203,378
Bear Stearns Adjustable Rate Mortgage Trust 3.280%, 1Y CMT + 2.050%, 08/25/35 (b)	15,059	15,335
3.510%, 10/25/35 (b)	2,963,847	2,960,152
3.580%, 1Y CMT + 2.150%, 08/25/35 (b)	411,438	409,811
3.592%, 02/25/33 (b)	11,245	10,661
Bear Stearns ALT-A Trust 2.392%, 1M USD LIBOR + 0.840%, 11/25/34 (b)	215,027	214,072
3.455%, 05/25/36 (b)	2,334,826	1,730,405
3.490%, 11/25/36 (b)	2,480,352	2,115,833
3.522%, 05/25/35 (b)	1,211,055	1,219,292
3.549%, 09/25/35 (b)	959,863	850,942
3.807%, 11/25/36 (b)	3,774,587	3,505,293
Bear Stearns Structured Products, Inc. Trust 3.202%, 12/26/46 (b)	816,521	722,621
4.010%, 01/26/36 (b)	1,087,197	956,901
Chase Mortgage Finance Trust 3.363%, 12/25/35 (b)	2,643,733	2,596,966
3.394%, 03/25/37 (b)	1,599,267	1,577,306
3.541%, 09/25/36 (b)	3,000,976	2,938,963
ChaseFlex Trust 1.852%, 1M USD LIBOR + 0.300%, 07/25/37 (b)	5,629,148	5,300,287
Chevy Chase Funding LLC Mortgage-Backed Certificate 1.802%, 1M USD LIBOR + 0.250%, 08/25/35 (144A) (b)	36,585	35,835
Citicorp Mortgage Securities Trust 6.000%, 05/25/37	2,271,105	2,253,545
Citigroup Mortgage Loan Trust 2.945%, 10/25/46 (b)	1,521,868	1,356,344
3.180%, 1Y CMT + 2.150%, 09/25/35 (b)	466,572	471,116
3.410%, 1Y CMT + 2.100%, 09/25/35 (b)	1,511,196	1,528,196
3.630%, 1Y CMT + 2.400%, 10/25/35 (b)	2,350,702	2,372,010
Countrywide Alternative Loan Trust 1.711%, 1M USD LIBOR + 0.210%, 03/20/46 (b)	165,409	140,432
3.448%, 1M USD LIBOR + 5.000%, 05/25/35 (b) (c)	1,534,184	129,039
6.000%, 03/25/35	15,385,388	14,452,154
6.000%, 07/25/37	6,161,360	4,730,113
Countrywide Home Loan Mortgage Pass-Through Trust 2.132%, 1M USD LIBOR + 0.580%, 04/25/35 (b)	123,653	117,037
2.192%, 1M USD LIBOR + 0.640%, 03/25/35 (b)	531,072	522,421
3.386%, 09/20/36 (b)	3,133,798	2,702,439
5.500%, 12/25/34	5,904,188	5,928,850
Countrywide Home Reperforming Loan REMIC Trust 1.892%, 1M USD LIBOR + 0.340%, 06/25/35 (144A) (b)	1,744,072	1,609,768
Credit Suisse First Boston Mortgage Securities Corp. 1.831%, 03/25/32 (144A) (b)	57,048	53,681
6.000%, 11/25/35	1,933,800	1,648,905
Deutsche Alt-A Securities Mortgage Loan Trust 1.742%, 1M USD LIBOR + 0.190%, 08/25/47 (b)	4,907,294	4,658,961
Downey Savings & Loan Association Mortgage Loan Trust 3.258%, 07/19/44 (b)	503,465	506,832
First Horizon Alternative Mortgage Securities Trust 3.148%, -1 x 1M USD LIBOR + 4.700%, 01/25/36 (b) (c)	25,964,749	2,733,979

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
First Horizon Mortgage Pass-Through Trust 3.276%, 08/25/35 (b)	199,953	$173,162
GreenPoint Mortgage Funding Trust 1.727%, 1M USD LIBOR + 0.175%, 12/25/46 (b)	4,137,789	4,083,355
GreenPoint MTA Trust 1.992%, 1M USD LIBOR + 0.440%, 06/25/45 (b)	58,582	55,936
GSR Mortgage Loan Trust 3.472%, 09/25/35 (b)	37,553	38,297
3.510%, 04/25/36 (b)	2,072,041	1,867,103
6.000%, 03/25/32	99	101
HarborView Mortgage Loan Trust 1.685%, 1M USD LIBOR + 0.190%, 01/19/38 (b)	140,973	132,515
1.935%, 1M USD LIBOR + 0.440%, 05/19/35 (b)	925,869	888,993
IndyMac ARM Trust 2.779%, 01/25/32 (b)	20,545	20,059
2.784%, 01/25/32 (b)	490	483
IndyMac INDX Mortgage Loan Trust 1.672%, 1M USD LIBOR + 0.120%, 07/25/36 (b)	5,471,090	5,142,153
1.762%, 1M USD LIBOR + 0.210%, 05/25/46 (b)	6,815,411	6,501,449
JPMorgan Mortgage Trust 3.526%, 07/25/35 (b)	2,141,401	2,146,306
5.750%, 01/25/36	322,370	274,670
Lehman Mortgage Trust 2.152%, 1M USD LIBOR + 0.600%, 08/25/36 (b)	7,382,855	5,644,051
MASTR Alternative Loan Trust 1.952%, 1M USD LIBOR + 0.400%, 03/25/36 (b)	663,964	128,240
6.500%, 02/25/35	7,517,616	8,672,254
MASTR Asset Securitization Trust 6.000%, 06/25/36	503,823	490,743
Merrill Lynch Alternative Note Asset Trust 1.732%, 1M USD LIBOR + 0.180%, 04/25/37 (b)	2,043,831	2,047,566
Merrill Lynch Mortgage Investors Trust 1.802%, 1M USD LIBOR + 0.250%, 11/25/35 (b)	29,721	28,565
1.932%, 1M USD LIBOR + 0.380%, 08/25/35 (b)	3,647,956	3,608,468
2.361%, 1M USD LIBOR + 1.000%, 10/25/35 (b)	100,529	95,802
Morgan Stanley Re-REMIC Trust 2.295%, 03/26/37 (144A) (m)	3,341,388	2,829,875
MortgageIT Mortgage Loan Trust 1.782%, 1M USD LIBOR + 0.230%, 04/25/36 (b)	6,258,419	5,903,355
Nomura Asset Acceptance Corp. Alternative Loan Trust 4.976%, 05/25/35 (m)	1,199,670	959,246
RALI Series Trust 6.250%, 01/25/37	4,006,844	3,330,782
RBSSP Resecuritization Trust 1.569%, 1M LIBOR + 0.240%, 06/27/36 (144A) (b)	8,300,000	7,072,974
3.589%, 1M USD LIBOR + 0.150%, 01/26/36 (144A) (b)	5,389,472	5,452,282
Residential Accredit Loans, Inc. Trust 1.732%, 1M USD LIBOR + 0.180%, 06/25/46 (b)	1,514,988	700,554
6.000%, 12/25/35	7,883,937	7,677,979
Residential Asset Securitization Trust 6.000%, 06/25/36	3,831,001	2,737,683
RFMSI Trust 1.902%, 1M USD LIBOR + 0.350%, 06/25/18 (b)	52	52
Sequoia Mortgage Trust 1.851%, 1M USD LIBOR + 0.350%, 07/20/33 (b)	211,387	199,165
2.135%, 1M USD LIBOR + 0.640%, 04/19/27 (b)	793,913	750,175

Collateralized Mortgage Obligations—(Continued)
Structured Adjustable Rate Mortgage Loan Trust 3.286%, 01/25/35 (b)	1,169,977	1,149,671
3.463%, 04/25/35 (b)	5,821,094	5,700,941
3.494%, 08/25/35 (b)	132,921	132,105
Structured Asset Mortgage Investments II Trust 1.745%, 1M USD LIBOR + 0.250%, 07/19/35 (b)	701,856	680,753
2.012%, 1M USD LIBOR + 0.460%, 05/25/45 (b)	927,419	862,343
WaMu Mortgage Pass-Through Certificates Trust 2.052%, 1M USD LIBOR + 0.500%, 02/25/45 (b)	9,263,257	9,070,303
2.463%, 12M MTA + 1.400%, 06/25/42 (b)	121,285	117,056
2.463%, 12M MTA + 1.400%, 08/25/42 (b)	59,823	57,744
Wells Fargo Mortgage-Backed Securities Trust 3.354%, 07/25/36 (b)	5,287,121	5,139,493
3.384%, 09/25/33 (b)	382,424	390,391
3.545%, 03/25/36 (b)	7,662,678	7,618,512
3.568%, 04/25/36 (b)	706,896	714,557
3.631%, 10/25/36 (b)	1,441,262	1,406,439
5.750%, 03/25/36	2,687,796	2,689,423

		228,660,774

Commercial Mortgage-Backed Securities—0.8%
CSAIL Commercial Mortgage Trust 3.314%, 11/15/49	2,900,000	2,950,841
GS Mortgage Securities Corp. Trust 2.856%, 05/10/34 (144A)	8,900,000	8,910,176
GS Mortgage Securities Trust 3.278%, 11/10/49 (b)	2,500,000	2,549,640
3.602%, 10/10/49 (144A) (b)	13,346,000	13,422,805
JPMorgan Chase Commercial Mortgage Securities Corp. 2.927%, 1M LIBOR + 1.450%, 01/15/33 (144A) (b)	5,866,012	5,870,197
Morgan Stanley Bank of America Merrill Lynch Trust 2.952%, 11/15/49	10,000,000	10,031,419
Resource Capital Corp., Ltd. 2.277%, 1M LIBOR + 0.800%, 07/15/34 (144A) (b)	5,788,556	5,792,099

		49,527,177

Total Mortgage-Backed Securities (Cost $268,836,266)		278,187,951

Municipals—0.6%
California State General Obligation Unlimited, Build America Bond 7.625%, 03/01/40	3,350,000	5,240,908
Chicago Transit Authority Transfer Tax Receipts Revenue 6.300%, 12/01/21	225,000	241,688
City of Chicago, IL General Obligation Unlimited 7.750%, 01/01/42	11,400,000	12,661,866
New Jersey Economic Development Authority, Revenue Bond
Zero Coupon, 02/15/22	6,140,000	5,376,552
State of Illinois General Obligation Unlimited, Build America Bond 6.725%, 04/01/35	5,720,000	6,352,289
Tobacco Settlement Finance Authority 7.467%, 06/01/47	6,940,000	6,745,749

Total Municipals (Cost $34,414,818)		36,619,052

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loan (n)—0.0%

Security Description	Principal Amount*	Value

Transportation—0.0%
Swissport Investments S.A. Term Loan B, 6.250%, EURIBOR + 3.750%, 02/09/22 (EUR) (Cost $2,461,726)	2,100,000	$2,500,786

Short-Term Investments—20.5%

Certificate of Deposit—1.3%
Barclays Bank plc 1.940%, 09/04/18	79,500,000	79,506,679

		79,506,679

Commercial Paper—3.8%
Bank of Montreal 0.987%, 01/05/18	18,700,000	14,872,971
Bank of Nova Scotia (The) 1.226%, 01/22/18	7,300,000	5,802,542
CVS Corp. 1.850%, 01/08/18	14,200,000	14,193,330
Enbridge Energy Partners L.P. 2.200%, 01/11/18	11,700,000	11,692,805
Enterprise Products Operating LLC 1.550%, 01/16/18	14,900,000	14,887,201
Ford Motor Credit Co. 2.000%, 09/04/18	22,700,000	22,371,696
Glencore Funding LLC 1.700%, 01/22/18	15,000,000	14,981,640
Hewlett Packard Enterprise Co. 1.630%, 01/04/18	14,900,000	14,896,451
HSBC Bank Canada 1.001%, 01/05/18	20,300,000	16,145,525
ING U.S. Funding LLC 1.742%, 1M USD LIBOR + 0.190%, 07/23/18 (b)	24,000,000	23,993,976
Royal Bank of Canada 0.987%, 01/05/18	17,900,000	14,236,695
Southern Co. Gas Capital Corp. 1.950%, 01/29/18	18,050,000	18,022,784
Standard Chartered Bank 1.600%, 02/05/18	9,500,000	9,484,597
Thomson Reuters Corp. 1.650%, 02/20/18	14,900,000	14,860,625
Transcanada American Investments, Ltd. 1.700%, 01/16/18	14,900,000	14,888,467

		225,331,305

Foreign Government—14.1%
Argentina Treasury Bills 2.798%, 05/11/18 (o)	13,200,000	13,048,068
3.087%, 11/16/18 (o)	9,100,000	8,833,352
3.321%, 04/13/18 (o)	4,200,000	4,162,712
Japan Treasury Bills Zero Coupon, 01/29/18 (JPY) (o)	5,490,000,000	48,729,274
Zero Coupon, 02/05/18 (JPY) (o)	36,850,000,000	327,089,986
Zero Coupon, 02/13/18 (JPY) (o)	11,460,000,000	101,725,235
Zero Coupon, 02/26/18 (JPY) (o)	8,290,000,000	73,590,479

Foreign Government—(Continued)
Japan Treasury Bills Zero Coupon, 03/05/18 (JPY) (o)	24,590,000,000	218,291,983
United Kingdom Treasury Bills Zero Coupon, 01/22/18 (GBP) (j) (o)	20,300,000	27,404,197
Zero Coupon, 01/29/18 (GBP) (j) (o)	11,100,000	14,983,782

		837,859,068

Repurchase Agreements—1.2%
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/17 at 1.700% to be repurchased at $10,001,889 on 01/02/18, collateralized by $10,640,000 U.S. Treasury Bond at 2.500% due 02/15/45 with a value of $10,143,328.	10,000,000	10,000,000
JPMorgan Securities LLC Repurchase Agreement dated 12/29/17 at 1.500% to be repurchased at $52,906,612 on 01/02/18, collateralized by $54,796,000 U.S. Treasury Notes with rates ranging from 2.000% - 2.125%, maturity dates ranging from 02/15/25 - 05/15/25, with a value of $53,655,901.	52,900,000	52,900,000
JPMorgan Securities LLC Repurchase Agreement dated 12/29/17 at 1.690% to be repurchased at $8,101,521 on 01/02/18, collateralized by $8,169,000 U.S. Treasury Note at 2.500% due 05/15/24 with a value of $8,261,220.	8,100,000	8,100,000

		71,000,000

U.S. Treasury—0.1%
U.S. Treasury Bills 0.800%, 01/04/18 (e) (o)	1,004,000	1,003,937
1.001%, 01/18/18 (o) (r)	62,000	61,966
1.196%, 02/22/18 (e) (o) (r)	547,000	546,019
1.237%, 02/15/18 (e) (o) (r)	579,000	578,124
1.276%, 03/01/18 (e) (p)	4,490,000	4,480,795

		6,670,841

Total Short-Term Investments (Cost $1,217,179,929)		1,220,367,893

Total Purchased Options—0.0% (q) (Cost $3,932,494)		992,262

Total Investments—148.2% (Cost $8,700,866,675)		8,815,615,749
Other assets and liabilities (net)—(48.2)%		(2,869,008,116)

Net Assets—100.0%		$5,946,607,633

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

(c)	Interest only security.
(d)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(e)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of December 31, 2017, the market value of securities pledged was $62,077,818.
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2017, the market value of securities pledged was $48,416,044.
(h)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $19,647,045.
(i)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(j)	Illiquid security. As of December 31, 2017, these securities represent 0.8% of net assets.
(k)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2017, the market value of restricted securities was $84,128,024, which is 1.4% of net assets. See details shown in the Restricted Securities table that follows.
(l)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2017, the value of securities pledged amounted to $1,982,530.
(m)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(n)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(o)	The rate shown represents current yield to maturity.
(p)	All or a portion of the security was pledged as collateral against TBA securities. As of December 31, 2017, the value of securities pledged amounted to $469,036.
(q)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(r)	All or a portion of the security was pledged as collateral against open secured borrowing transactions. As of December 31, 2017, the market value of securities pledged was $4,260,559
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $937,414,794, which is 15.8% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Blackstone CQP Holdco L.P., 6.500%, 03/20/21	03/06/17	$20,700,000	$20,700,000	$21,010,500
Blackstone CQP Holdco L.P., 6.000%, 08/18/21	08/09/17	10,700,000	10,700,000	10,726,750
CIFC Funding, Ltd., 2.454%, 04/15/27	12/12/17	15,300,000	15,300,000	15,300,000
Piper Jaffray Cos., 5.060%, 10/09/18	10/08/15	5,000,000	5,000,000	5,073,231
SpringCastle America Funding LLC, 3.050%, 04/25/29	09/16/16	10,258,822	10,258,429	10,322,443
Venture CLO, Ltd., 2.153%, 04/16/27	12/15/17	11,900,000	11,900,000	11,900,000
Voya CLO, Ltd., 2.236%, 07/25/26	12/13/17	9,800,000	9,800,000	9,795,100

				$84,128,024

Reverse Repurchase Agreement

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Barclays Capital, Inc.	0.750%	12/19/17	12/18/19	USD	1,955,000	$1,955,000

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	121,865,924	BNP	01/03/18	$36,839,759	$(101,065)
BRL	9,224,453	CBNA	01/03/18	2,819,382	(38,503)
BRL	87,248,000	CBNA	01/03/18	26,803,066	(500,573)
BRL	45,605,224	GSBU	01/03/18	13,786,343	(37,821)
BRL	3,798,695	JPMC	01/03/18	1,103,470	41,716
BRL	155,300,000	JPMC	01/03/18	48,056,690	(1,238,686)
BRL	50,786,143	CBNA	02/02/18	15,285,521	(26,549)
BRL	45,605,224	GSBU	02/02/18	13,634,256	68,080

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	34,306,000	CSI	01/10/18	$26,769,565	$527,721
CAD	17,204,000	JPMC	01/10/18	13,620,535	68,688
CAD	18,882,000	JPMC	01/10/18	14,702,914	321,494
CAD	20,100,000	JPMC	01/10/18	15,939,967	53,604
DKK	1,758,000	BNP	01/02/18	267,976	15,357
DKK	182,810,000	BNP	01/02/18	28,940,364	522,785
DKK	7,960,000	GSBU	04/03/18	1,287,840	2,564
EUR	7,603,000	BNP	02/15/18	9,043,083	101,968
EUR	865,000	BBP	02/15/18	1,037,737	2,704
EUR	1,086,000	GSBU	02/15/18	1,287,991	18,273
EUR	29,213,000	GSBU	02/15/18	34,836,622	301,400
EUR	1,283,000	JPMC	02/15/18	1,513,546	29,674
EUR	5,107,000	JPMC	02/15/18	6,090,918	51,891
EUR	12,156,000	JPMC	02/15/18	14,426,500	194,997
EUR	2,314,000	UBSA	02/15/18	2,751,483	31,846
EUR	2,879,000	UBSA	02/15/18	3,407,651	55,272
EUR	8,505,000	UBSA	02/15/18	10,157,743	72,254
EUR	25,300,000	UBSA	03/16/18	30,083,117	403,223
GBP	7,517,000	JPMC	02/15/18	10,127,667	35,381
GBP	53,176,000	JPMC	02/15/18	71,255,883	638,518
GBP	4,127,000	UBSA	02/15/18	5,534,146	45,593
INR	15,053,051	CBNA	03/13/18	229,611	4,253
JPY	10,481,700,000	BNP	02/15/18	93,528,102	(315,978)
JPY	2,027,500,000	JPMC	02/15/18	18,101,145	(70,903)
JPY	3,258,600,000	JPMC	02/15/18	29,417,943	(439,722)
JPY	5,594,900,000	JPMC	02/15/18	50,010,154	(255,581)
JPY	8,302,200,000	JPMC	02/15/18	74,427,626	(597,456)
JPY	8,503,900,000	SG	02/15/18	76,402,136	(778,279)
MXN	534,655,000	CBNA	01/24/18	28,440,609	(1,352,681)
MXN	985,000,000	BNP	03/01/18	52,080,579	(2,497,639)
MYR	1,437,265	GSBU	03/14/18	339,739	14,522
RUB	879,070,500	UBSA	01/16/18	14,868,000	373,147
RUB	1,689,066,920	CBNA	03/07/18	28,238,655	839,356
RUB	443,328,420	SG	03/07/18	7,516,589	115,500
RUB	2,398,125,280	BNP	04/18/18	40,270,109	794,228
SGD	40,611,000	CBNA	03/14/18	29,888,742	507,810
TWD	664,054,778	GSBU	01/05/18	22,181,000	135,829
TWD	664,054,778	BBP	03/14/18	22,609,969	(202,976)
TWD	1,544,641,002	CBNA	03/14/18	51,419,474	700,863
TWD	102,251,905	CSI	03/14/18	3,433,000	17,254
TWD	388,074,330	CSI	03/14/18	13,027,000	67,670
ZAR	2,906,000	SG	02/06/18	213,653	20,016

Contracts to Deliver
BRL	67,200,000	BNP	01/03/18	21,260,440	1,001,781
BRL	50,867,229	BNP	01/03/18	16,093,150	758,301
BRL	3,798,695	BNP	01/03/18	1,111,054	(34,131)
BRL	96,472,453	CBNA	01/03/18	29,163,378	80,006
BRL	45,605,224	GSBU	01/03/18	13,687,042	(61,481)
BRL	70,998,695	JPMC	01/03/18	21,462,725	58,880
BRL	44,100,000	JPMC	01/03/18	12,095,447	(1,199,298)
BRL	44,000,000	JPMC	01/03/18	12,068,020	(1,196,579)
BRL	27,300,000	BNP	04/03/18	8,514,753	365,377
BRL	10,000,000	BNP	04/03/18	2,648,670	(336,449)
BRL	185,500,000	JPMC	04/03/18	58,466,630	3,092,669
BRL	145,600,000	JPMC	04/03/18	43,179,122	(284,213)

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	51,000,000	JPMC	07/03/18	14,879,650	(196,173)
BRL	12,600,000	JPMC	07/03/18	3,680,444	(44,171)
BRL	205,400,000	BNP	10/02/18	61,054,634	972,562
BRL	163,400,000	JPMC	10/02/18	48,939,739	1,143,193
BRL	106,300,000	JPMC	10/02/18	31,472,983	378,902
CAD	36,600,000	JPMC	01/05/18	28,630,695	(488,534)
CAD	20,300,000	JPMC	01/05/18	15,823,758	(327,071)
CAD	18,969,000	CSI	01/10/18	14,735,710	(357,924)
CAD	136,193,000	JPMC	01/10/18	105,800,027	(2,568,748)
CAD	7,300,000	CSI	01/22/18	5,748,864	(60,578)
DKK	115,909,000	BNP	01/02/18	17,093,202	(1,587,637)
DKK	93,321,000	BNP	01/02/18	13,720,896	(1,319,477)
DKK	161,159,000	JPMC	01/02/18	23,605,946	(2,367,751)
DKK	30,300,000	JPMC	01/02/18	4,447,359	(436,036)
DKK	174,720,000	UBSA	01/02/18	27,892,640	(266,658)
DKK	81,726,663	UBSA	01/02/18	12,989,118	(182,616)
DKK	48,667,000	UBSA	01/02/18	7,151,732	(691,838)
DKK	404,303,000	BNP	04/03/18	59,566,697	(5,975,297)
DKK	61,885,000	BNP	04/03/18	9,349,789	(682,455)
DKK	12,813,000	BNP	04/03/18	1,885,429	(191,700)
DKK	151,444,700	CBNA	04/03/18	22,054,538	(2,496,325)
DKK	83,328,000	CBNA	04/03/18	12,315,611	(1,192,781)
DKK	129,613,718	DBAG	04/03/18	20,703,218	(308,601)
DKK	104,555,000	GSBU	04/03/18	15,550,520	(1,399,004)
DKK	101,000,000	GSBU	04/03/18	14,802,222	(1,570,997)
DKK	63,597,740	GSBU	04/03/18	9,740,063	(569,835)
DKK	46,742,000	GSBU	04/03/18	6,817,678	(759,718)
DKK	27,067,560	GSBU	04/03/18	3,921,982	(465,969)
DKK	788,810,000	JPMC	04/03/18	115,458,138	(12,416,699)
DKK	167,920,000	JPMC	04/03/18	24,550,546	(2,671,146)
DKK	67,230,000	JPMC	04/03/18	9,903,786	(994,942)
DKK	34,430,000	SG	04/03/18	5,033,639	(547,846)
DKK	218,520,000	UBSA	04/03/18	34,849,857	(574,655)
DKK	411,474,000	UBSA	04/03/18	60,385,201	(6,319,291)
DKK	45,651,273	DBAG	07/02/18	7,340,722	(106,157)
DKK	87,255,000	GSBU	07/02/18	14,191,908	(41,592)
DKK	182,810,000	BNP	10/01/18	29,490,854	(531,813)
DKK	53,429,000	SG	10/01/18	8,794,463	19,882
EUR	7,800,000	SG	02/01/18	9,242,145	(132,325)
EUR	2,718,000	CBNA	02/15/18	3,214,084	(55,185)
EUR	44,329,000	GSBU	02/15/18	52,273,240	(1,046,632)
EUR	44,325,000	JPMC	02/15/18	52,968,229	(346,831)
EUR	12,170,000	JPMC	02/15/18	14,502,535	(135,802)
EUR	14,274,000	UBSA	02/15/18	16,832,472	(336,601)
EUR	25,300,000	GSBU	03/16/18	29,964,305	(522,034)
GBP	13,900,000	UBSA	01/16/18	18,683,477	(91,337)
GBP	20,300,000	BBP	01/22/18	27,223,695	(201,024)
GBP	11,100,000	CBNA	01/29/18	14,843,808	(155,411)
GBP	36,860,000	BNP	02/15/18	48,601,786	(1,233,245)
GBP	6,890,000	GSBU	02/15/18	9,117,685	(197,653)
GBP	15,307,000	JPMC	02/15/18	20,731,046	35,853
GBP	11,068,000	JPMC	02/15/18	14,527,987	(436,042)
GBP	8,595,000	JPMC	02/15/18	11,458,626	(161,886)
GBP	7,124,000	JPMC	02/15/18	9,465,271	(166,438)

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
GBP	6,677,000	JPMC	02/15/18	$8,860,607	$(166,754)
JPY	5,490,000,000	JPMC	01/29/18	48,842,373	60,829
JPY	16,700,000,000	CBNA	02/05/18	148,023,400	(415,107)
JPY	16,580,000,000	CBNA	02/05/18	146,894,007	(477,876)
JPY	2,350,000,000	CBNA	02/05/18	20,730,416	(157,637)
JPY	1,220,000,000	CBNA	02/05/18	10,760,275	(83,736)
JPY	4,920,000,000	CBNA	02/13/18	43,424,537	(324,013)
JPY	4,840,000,000	CBNA	02/13/18	42,718,447	(318,744)
JPY	1,700,000,000	JPMC	02/13/18	15,044,838	(71,531)
JPY	11,422,700,000	CBNA	02/15/18	102,093,221	512,931
JPY	1,599,500,000	DBAG	02/15/18	14,164,356	(59,748)
JPY	2,453,900,000	GSBU	02/15/18	21,963,849	141,698
JPY	1,454,800,000	GSBU	02/15/18	12,960,968	23,659
JPY	948,200,000	GSBU	02/15/18	8,412,061	(20,133)
JPY	18,980,000,000	JPMC	02/15/18	167,820,529	(965,652)
JPY	16,879,500,000	JPMC	02/15/18	150,070,654	(36,107)
JPY	4,491,800,000	JPMC	02/15/18	40,508,694	563,816
JPY	1,778,500,000	JPMC	02/15/18	15,843,329	27,406
JPY	1,515,600,000	UBSA	02/15/18	13,454,885	(23,109)
JPY	4,740,000,000	CBNA	02/26/18	42,189,586	15,006
JPY	3,550,000,000	CBNA	02/26/18	31,611,613	25,166
JPY	24,590,000,000	BBP	03/05/18	220,362,222	1,496,125
KRW	185,756,239,905	UBSA	03/14/18	166,914,887	(6,803,562)
MXN	266,878,000	BNP	01/24/18	14,199,415	678,224
MXN	97,844,000	GSBU	01/24/18	5,117,860	160,661
MXN	199,718,000	SG	01/24/18	10,472,200	353,625
MXN	985,000,000	BNP	03/01/18	47,102,818	(2,480,122)
NZD	1,885,000	JPMC	01/10/18	1,290,395	(45,408)
SGD	40,967,587	CBNA	03/14/18	30,104,410	(559,041)
TRY	1,090,000	SG	01/22/18	277,914	(7,926)
TWD	664,054,778	BBP	01/05/18	22,413,838	97,009
TWD	5,123,408,351	CBNA	03/14/18	171,151,106	(1,726,456)

Net Unrealized Depreciation					$(62,980,694)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
3-Month Euribor	03/19/18	6,907	EUR	1,732,275,600	$(89,892)
3-Month Euribor	06/18/18	2,487	EUR	623,677,425	(40,284)
90 Day Eurodollar Futures	03/19/18	30	USD	7,368,000	(2,494)
Australian 10 Year Treasury Bond Futures	03/15/18	2	AUD	258,316	(1,279)
Euro-Bund Futures	03/08/18	732	EUR	118,349,760	(588,349)
Put Options on Euro-Bund Futures, Strike EUR 149.000	02/23/18	2,050	EUR	20,500	(2,091)
U.S. Treasury Note 10 Year Futures	03/20/18	6,923	USD	858,776,516	(4,583,558)
U.S. Treasury Note 5 Year Futures	03/29/18	10,789	USD	1,253,294,076	(6,434,064)

Futures Contracts—Short
90 Day Eurodollar Futures	03/18/19	(829)	USD	(202,680,137)	516,196
90 Day Eurodollar Futures	06/17/19	(646)	USD	(157,850,100)	419,241
90 Day Eurodollar Futures	09/16/19	(2,114)	USD	(516,370,925)	1,283,267
90 Day Eurodollar Futures	12/16/19	(1,119)	USD	(273,231,825)	596,119
90 Day Eurodollar Futures	03/16/20	(576)	USD	(140,630,400)	275,129

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Canada Government Bond 10 Year Futures	03/20/18	(629)	CAD	(84,776,620)	$670,647
Euro-BTP Futures	03/08/18	(601)	EUR	(81,820,140)	1,827,857
Euro-Bobl Futures	03/08/18	(671)	EUR	(88,310,310)	558,785
Euro-OAT Futures	03/08/18	(2,749)	EUR	(426,589,820)	5,950,447
Euro-Schatz Futures	03/08/18	(801)	EUR	(89,691,975)	124,027
U.S. Treasury Long Bond Futures	03/20/18	(2,134)	USD	(326,502,000)	(534,490)
United Kingdom Long Gilt Bond Futures	03/27/18	(757)	GBP	(94,746,120)	(844,014)

Net Unrealized Depreciation					$(898,800)

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Put - OTC - 30-Year Interest Rate Swap	2.930%	GSBU	3M LIBOR	Pay	08/20/18	11,900,000	USD	11,900,000	$1,263,066	$162,281	$(1,100,785)
Put - OTC - 30-Year Interest Rate Swap	2.905%	MSC	3M LIBOR	Pay	08/20/18	10,200,000	USD	10,200,000	1,020,000	127,615	(892,385)
Put - OTC - 30-Year Interest Rate Swap	2.940%	GSBU	3M LIBOR	Pay	08/20/18	10,400,000	USD	10,400,000	1,017,120	115,030	(902,090)
Put - OTC - 30-Year Interest Rate Swap	2.943%	GSBU	3M LIBOR	Pay	12/12/19	4,800,000	USD	4,800,000	230,400	193,910	(36,490)

Totals									$3,530,586	$598,836	$(2,931,750)

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - Eurodollar Futures	$98.250	03/19/18	2,861	7,152,500	$251,899	$375,506	$123,607
Put - U.S. Treasury Note 10-Year Futures	113.500	02/23/18	9,917	9,917,000	81,664	9,917	(71,747)
Put - U.S. Treasury Note 10-Year Futures	113.000	02/23/18	1,503	1,503,000	12,835	1,503	(11,332)
Put - U.S. Treasury Note 5-Year Futures	108.500	02/23/18	6,500	6,500,000	55,510	6,500	(49,010)

Totals					$401,908	$393,426	$(8,482)

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
USD Call/BRL Put	BRL	3.400	GSBU	01/03/18	(10,900,000)	USD	(10,900,000)	$(104,640)	$(1,461)	$103,179
USD Call/BRL Put	BRL	6.300	CSI	01/11/18	(17,700,000)	USD	(17,700,000)	(942,525)	—	942,525
USD Call/BRL Put	BRL	3.400	GSBU	01/18/18	(32,200,000)	USD	(32,200,000)	(322,000)	(111,251)	210,749
USD Call/BRL Put	BRL	3.480	CSI	01/30/18	(16,900,000)	USD	(16,900,000)	(173,225)	(34)	173,191
USD Call/RUB Put	RUB	60.850	CBNA	02/02/18	(17,800,000)	USD	(17,800,000)	(153,436)	(23,567)	129,869

Totals								$(1,695,826)	$(136,313)	$1,559,513

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	215.949	DBAG	Maximum of [(1 + 0.000%)[10] (Final Index/Initial Index)] or 0	03/10/20	(5,800,000)	USD	(5,800,000)	$(43,500)	$—	$43,500
Floor - OTC CPURNSA Index	215.949	CBNA	Maximum of [(1 + 0.000%) [10] (Final Index/Initial Index)] or 0	03/12/20	(16,200,000)	USD	(16,200,000)	(137,080)	—	137,080
Floor - OTC CPURNSA Index	216.687	CBNA	Maximum of [(1 + 0.000%)[10] -(Final Index/Initial Index)] or 0	04/07/20	(38,800,000)	USD	(38,800,000)	(346,040)	—	346,040
Floor - OTC CPURNSA Index	217.965	CBNA	Maximum of [(1 + 0.000%)[10] -(Final Index/Initial Index)] or 0	09/29/20	(17,500,000)	USD	(17,500,000)	(225,750)	(2)	225,748
Floor - OTC CPURNSA Index	218.011	DBAG	Maximum of [(1 + 0.000%) [10] (Final Index/Initial Index)] or 0	10/13/20	(18,000,000)	USD	(18,000,000)	(176,400)	—	176,400

Totals								$(928,770)	$(2)	$928,768

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

Written Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - 5 Yr. IRS	2.750%	GSBU	3M LIBOR	Pay	12/12/19	(21,300,000)	USD	(21,300,000)	$(232,364)	$(211,703)	$20,661
Put - 5 Yr. IRS	2.800%	MSC	3M LIBOR	Pay	08/20/18	(45,000,000)	USD	(45,000,000)	(1,003,705)	(78,097)	925,608
Put - 5 Yr. IRS	2.800%	GSBU	3M LIBOR	Pay	08/20/18	(98,200,000)	USD	(98,200,000)	(2,287,027)	(170,426)	2,116,601

Totals									$(3,523,096)	$(460,226)	$3,062,870

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Call—Eurodollar Futures	$98.750	03/19/18	(2,861)	USD	(7,152,500)	$(303,101)	$(17,881)	$285,220

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	1.963%	Semi-Annually	12/05/19	USD	410,000,000	$(633,778)	$—	$(633,778)
Pay	6M EURIBOR	Semi-Annually	1.500%	Annually	03/21/48	EUR	14,400,000	(60,110)	(216,185)	156,075
Pay	BRL CDI	Maturity	10.460%	Maturity	01/04/27	BRL	139,400,000	197,072	366,377	(169,305)
Pay	BRL CDI	Maturity	8.180%	Maturity	01/02/20	BRL	559,500,000	386,944	(760,877)	1,147,821
Pay	BRL CDI	Maturity	8.220%	Maturity	01/02/20	BRL	1,077,600,000	954,087	(1,229,987)	2,184,074
Pay	BRL CDI	Maturity	9.650%	Maturity	01/02/25	BRL	33,800,000	(178,382)	(171,867)	(6,515)
Receive	3M CDOR	Semi-Annually	1.750%	Semi-Annually	12/16/46	CAD	4,500,000	608,329	570,938	37,391
Receive	3M LIBOR	Semi-Annually	1.250%	Quarterly	06/21/20	USD	148,500,000	3,136,663	2,465,035	671,628
Receive	3M LIBOR	Semi-Annually	2.500%	Quarterly	12/20/27	USD	162,500,000	(1,204,406)	(2,454,915)	1,250,509
Receive	3M LIBOR	Semi-Annually	2.548%	Quarterly	12/05/47	USD	47,200,000	(132,193)	—	(132,193)
Receive	3M LIBOR	Semi-Annually	2.750%	Quarterly	12/20/47	USD	16,500,000	(644,927)	(370,260)	(274,667)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/18/26	JPY	28,050,000,000	(1,170,171)	(1,849,950)	679,779
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/18/26	JPY	31,660,000,000	(1,563,056)	(2,378,204)	815,148
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	6,210,000,000	61,304	(221,307)	282,611
Receive	6M LIBOR	Semi-Annually	1.000%	Semi-Annually	03/21/23	GBP	92,900,000	416,713	514,411	(97,698)
Receive	6M LIBOR	Semi-Annually	1.500%	Semi-Annually	03/21/28	GBP	101,900,000	(2,619,090)	(2,059,189)	(559,901)
Receive	6M LIBOR	Semi-Annually	1.750%	Semi-Annually	03/21/48	GBP	21,900,000	(2,342,914)	(1,583,996)	(758,918)

Totals								$(4,787,915)	$(9,379,976)	$4,592,061

Centrally Cleared Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation
Canadian Natural Resources, Ltd. 3.450%, due 11/15/21	(1.000%)	Quarterly	03/20/18	0.066%	USD	3,900,000	$(8,166)	$(13,187)	$5,021

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway, Inc. 1.550%, due 02/09/18	1.000%	Quarterly	12/20/21	0.391%	USD	10,500,000	$243,642	$248,233	$(4,591)
Goldman Sach Group, Inc. 5.950%, due 1/18/18	1.000%	Quarterly	09/20/20	0.315%	USD	22,500,000	410,828	403,902	6,926
Tesco plc 6.000%, due 12/14/29	1.000%	Quarterly	06/20/22	0.827%	EUR	24,700,000	225,265	108,498	116,767

Totals							$879,735	$760,633	$119,102

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid / (Received)	Unrealized Appreciation/ (Depreciation)
Avolon Holdings, Ltd. 4.500%, due 03/15/23	5.000%	Quarterly	07/01/20	UBSA	0.000%	USD	5,500,000	$255,591	$322,061	$(66,470)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	Quarterly	12/20/19	BNP	0.918%	USD	3,200,000	5,071	(382,937)	388,008
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	Quarterly	03/20/20	BNP	1.039%	USD	1,600,000	(1,349)	(308,005)	306,656

Totals								$259,313	$(368,881)	$628,194

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSC)—	Morgan Stanley Capital Services LLC
(SG)—	Societe Generale Paris
(UBSA)—	UBS AG Stamford

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDOR)—	Canadian Dollar Offered Rate
(CMT)—	Constant Maturity Treasury Index
(COF)—	Close Of Funds Index
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-SeasonallyAdjusted
(EURIBOR)—	Euro InterBank Offered Rate
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIME)—	U.S. Federal Reserve Prime Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$3,906,313,531	$—	$3,906,313,531
Total Corporate Bonds & Notes*	—	2,072,998,741	—	2,072,998,741
Total Asset-Backed Securities*	—	941,111,972	—	941,111,972
Total Foreign Government*	—	356,523,561	—	356,523,561
Total Mortgage-Backed Securities*	—	278,187,951	—	278,187,951
Total Municipals	—	36,619,052	—	36,619,052
Total Floating Rate Loan*	—	2,500,786	—	2,500,786
Purchased Options
Interest Rate Swaptions	—	598,836	—	598,836
Options on Exchange-Traded Futures Contracts	393,426	—	—	393,426
Total Purchased Options	393,426	598,836	—	992,262
Total Short-Term Investments*	—	1,220,367,893	—	1,220,367,893
Total Investments	$393,426	$8,815,222,323	$—	$8,815,615,749

Secured Borrowings (Liability)	$—	$(648,223,708)	$—	$(648,223,708)
Total Reverse Repurchase Agreements (Liability)	$—	$(1,955,000)	$—	$(1,955,000)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$19,259,012	$—	$19,259,012
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(82,239,706)	—	(82,239,706)
Total Forward Contracts	$—	$(62,980,694)	$—	$(62,980,694)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$12,221,715	$—	$—	$12,221,715
Futures Contracts (Unrealized Depreciation)	(13,120,515)	—	—	(13,120,515)
Total Futures Contracts	$(898,800)	$—	$—	$(898,800)
Written Options
Foreign Currency Written Options at Value	$—	$(136,313)	$—	$(136,313)
Inflation Capped Options at Value	—	(2)	—	(2)
Interest Rate Swaptions at Value	—	(460,226)	—	(460,226)
Options on Exchange-Traded Futures Contracts at Value	(17,881)	—	—	(17,881)
Total Written Options	$(17,881)	$(596,541)	$—	$(614,422)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$7,353,750	$—	$7,353,750
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(2,637,566)	—	(2,637,566)
Total Centrally Cleared Swap Contracts	$—	$4,716,184	$—	$4,716,184
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$260,662	$—	$260,662
OTC Swap Contracts at Value (Liabilities)	—	(1,349)	—	(1,349)
Total OTC Swap Contracts	$—	$259,313	$—	$259,313

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a)	$8,815,615,749
Cash	13,889,899
Cash denominated in foreign currencies (b)	16,906,990
Cash collateral for centrally cleared swap contracts	3,505,000
OTC swap contracts at market value (c)	260,662
Unrealized appreciation on forward foreign currency exchange contracts	19,259,012
Receivable for:
TBA securities sold	2,786,056,757
Fund shares sold	1,580,276
Interest	34,429,619
Variation margin on futures contracts	7,498,548
Interest on OTC swap contracts	10,766
Variation margin on centrally cleared swap contracts	2,978,186
Prepaid expenses	15,740
Other assets	52,461

Total Assets	11,702,059,665
Liabilities
Written options at value (d)	614,422
Secured borrowings	647,833,392
Reverse repurchase agreements	1,955,000
OTC swap contracts at market value (e)	1,349
Cash collateral (f)	4,791,259
Unrealized depreciation on forward foreign currency exchange contracts	82,239,706
Payables for:
Investments purchased	52,902,613
TBA securities purchased	4,959,178,821
Fund shares redeemed	1,630,444
Interest on reverse repurchase agreements	2,509
Deferred dollar roll income	390,316
Accrued Expenses:
Management fees	2,195,718
Distribution and service fees	660,342
Deferred trustees’ fees	129,869
Other expenses	926,272

Total Liabilities	5,755,452,032

Net Assets	$5,946,607,633

Net Assets Consist of:
Paid in surplus	$5,865,646,343
Undistributed net investment income	98,080,458
Accumulated net realized loss	(78,532,568)
Unrealized appreciation on investments, purchased options, written options, futures contracts, swap contracts, forward foreign currency transactions and foreign currency transactions	61,413,400

Net Assets	$5,946,607,633

Net Assets
Class A	$2,813,769,793
Class B	3,090,991,605
Class E	41,846,235
Capital Shares Outstanding*
Class A	243,255,946
Class B	272,133,981
Class E	3,649,014
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.57
Class B	11.36
Class E	11.47

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $8,700,866,675.
(b)	Identified cost of cash denominated in foreign currencies was $16,981,444.
(c)	Net premium received on OTC swap contracts was $60,876.
(d)	Premiums received on written options were $6,450,793.
(e)	Net premium received on OTC swap contracts was $308,005.
(f)	Includes collateral of $1,947,000 for OTC swap contracts and $979,000 for TBAs and $1,865,259 for secured-borrowing transactions.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Interest (a)	$158,939,644

Total investment income	158,939,644
Expenses
Management fees	28,559,959
Administration fees	189,080
Custodian and accounting fees	809,544
Distribution and service fees—Class B	7,772,328
Distribution and service fees—Class E	65,319
Interest expense	3,105,598
Audit and tax services	125,876
Legal	40,531
Trustees’ fees and expenses	53,081
Shareholder reporting	363,735
Insurance	39,845
Miscellaneous	62,716

Total expenses	41,187,612
Less management fee waiver	(2,633,248)

Net expenses	38,554,364

Net Investment Income	120,385,280

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	80,436,831
Purchased options	(3,340,482)
Futures contracts	7,765,401
Written options	15,410,459
Swap contracts	(40,823,036)
Foreign currency transactions	1,667,972
Forward foreign currency transactions	15,005,331

Net realized gain	76,122,476

Net change in unrealized appreciation (depreciation) on:
Investments	139,408,228
Purchased options	(238,789)
Futures contracts	13,394,792
Written options	(1,039,591)
Swap contracts	31,816,400
Foreign currency transactions	463,676
Forward foreign currency transactions	(110,880,768)

Net change in unrealized appreciation	72,923,948

Net realized and unrealized gain	149,046,424

Net Increase in Net Assets From Operations	$269,431,704

(a)	Net of foreign withholding taxes of $29,960.

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$120,385,280	$154,335,966
Net realized gain (loss)	76,122,476	(44,542,870)
Net change in unrealized appreciation	72,923,948	54,315,515

Increase in net assets from operations	269,431,704	164,108,611

From Distributions to Shareholders
Net investment income
Class A	(55,050,497)	(78,673,511)
Class B	(54,459,696)	(82,491,583)
Class E	(793,458)	(1,236,864)
Net realized capital gains
Class A	(13,702,525)	0
Class B	(15,521,013)	0
Class E	(215,367)	0

Total distributions	(139,742,556)	(162,401,958)

Decrease in net assets from capital share transactions	(46,741,084)	(399,623,523)

Total increase (decrease) in net assets	82,948,064	(397,916,870)

Net Assets
Beginning of period	5,863,659,569	6,261,576,439

End of period	$5,946,607,633	$5,863,659,569

Undistributed net investment income
End of period	$98,080,458	$58,751,741

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	6,250,304	$71,772,219	6,368,702	$72,916,045
Reinvestments	6,030,967	68,753,022	6,913,314	78,673,511
Redemptions	(11,796,320)	(135,832,063)	(25,864,358)	(295,561,365)

Net increase (decrease)	484,951	$4,693,178	(12,582,342)	$(143,971,809)

Class B
Sales	13,120,526	$148,063,284	12,517,555	$140,917,064
Reinvestments	6,242,704	69,980,709	7,371,902	82,491,583
Redemptions	(23,498,321)	(265,779,919)	(42,249,037)	(474,838,560)

Net decrease	(4,135,091)	$(47,735,926)	(22,359,580)	$(251,429,913)

Class E
Sales	97,359	$1,108,744	210,066	$2,390,087
Reinvestments	89,198	1,008,825	109,554	1,236,864
Redemptions	(509,484)	(5,815,905)	(690,746)	(7,848,752)

Net decrease	(322,927)	$(3,698,336)	(371,126)	$(4,221,801)

Decrease derived from capital shares transactions		$(46,741,084)		$(399,623,523)

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.32	$11.32	$12.09	$11.87	$12.86

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.31	0.29	0.22	0.21
Net realized and unrealized gain (loss) on investments	0.29	0.01	(0.26)	0.31	(0.41)

Total from investment operations	0.54	0.32	0.03	0.53	(0.20)

Less Distributions
Distributions from net investment income	(0.23)	(0.32)	(0.66)	(0.31)	(0.55)
Distributions from net realized capital gains	(0.06)	0.00	(0.14)	0.00	(0.24)

Total distributions	(0.29)	(0.32)	(0.80)	(0.31)	(0.79)

Net Asset Value, End of Period	$11.57	$11.32	$11.32	$12.09	$11.87

Total Return (%) (b)	4.77	2.85	0.28	4.49	(1.72)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.53	0.52	0.51	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	0.50	0.52	0.51	0.51
Net ratio of expenses to average net assets (%) (c)(d)	0.52	0.50	0.48	0.51	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.46	0.47	0.48	0.51	0.51
Ratio of net investment income to average net assets (%)	2.16	2.68	2.45	1.85	1.73
Portfolio turnover rate (%)	583 (e)	466 (e)	430 (e)	283 (e)	352 (e)
Net assets, end of period (in millions)	$2,813.8	$2,747.6	$2,891.0	$4,267.6	$4,422.4

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.12	$11.12	$11.89	$11.68	$12.66

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.27	0.26	0.19	0.18
Net realized and unrealized gain (loss) on investments	0.28	0.02	(0.26)	0.29	(0.40)

Total from investment operations	0.50	0.29	0.00	0.48	(0.22)

Less Distributions
Distributions from net investment income	(0.20)	(0.29)	(0.63)	(0.27)	(0.52)
Distributions from net realized capital gains	(0.06)	0.00	(0.14)	0.00	(0.24)

Total distributions	(0.26)	(0.29)	(0.77)	(0.27)	(0.76)

Net Asset Value, End of Period	$11.36	$11.12	$11.12	$11.89	$11.68

Total Return (%) (b)	4.50	2.61	0.01	4.19	(1.92)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.78	0.77	0.76	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	0.75	0.77	0.76	0.76
Net ratio of expenses to average net assets (%) (c)(d)	0.77	0.75	0.73	0.76	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.71	0.72	0.73	0.76	0.76
Ratio of net investment income to average net assets (%)	1.91	2.42	2.24	1.59	1.49
Portfolio turnover rate (%)	583 (e)	466 (e)	430 (e)	283 (e)	352 (e)
Net assets, end of period (in millions)	$3,091.0	$3,071.5	$3,321.8	$3,764.4	$4,169.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.22	$11.22	$11.99	$11.77	$12.75

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.29	0.27	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.29	0.01	(0.26)	0.30	(0.40)

Total from investment operations	0.52	0.30	0.01	0.50	(0.21)

Less Distributions
Distributions from net investment income	(0.21)	(0.30)	(0.64)	(0.28)	(0.53)
Distributions from net realized capital gains	(0.06)	0.00	(0.14)	0.00	(0.24)

Total distributions	(0.27)	(0.30)	(0.78)	(0.28)	(0.77)

Net Asset Value, End of Period	$11.47	$11.22	$11.22	$11.99	$11.77

Total Return (%) (b)	4.64	2.69	0.11	4.34	(1.82)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.68	0.67	0.66	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	0.65	0.67	0.66	0.66
Net ratio of expenses to average net assets (%) (c)(d)	0.67	0.65	0.63	0.66	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.61	0.62	0.63	0.66	0.66
Ratio of net investment income to average net assets (%)	2.01	2.52	2.34	1.69	1.59
Portfolio turnover rate (%)	583 (e)	466 (e)	430 (e)	283 (e)	352 (e)
Net assets, end of period (in millions)	$41.8	$44.6	$48.7	$56.7	$64.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on average net assets was 0.01%, for the year ended December 31, 2017 (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 75%, 34%, 58%, 112%, and 140% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013 respectively.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-31

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such

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security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, option transactions, swap transactions, premium amortization adjustments, adjustments to prior period accumulated balances, paydown reclasses, dividend re-designations and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”. Securities with a market value of $469,036 were held by the Portfolio as collateral for TBAs as of December 31, 2017.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or

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exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had investments in repurchase agreements with a gross value of $71,000,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the Portfolio had an outstanding reverse repurchase agreement balance for 119 days. The average amount of borrowings was $8,058,765 and the annualized weighted average interest rate was 0.64% during the 119 day period. There were no outstanding reverse repurchase agreements as of December 31, 2017.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of December 31, 2017:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount*
Barclays Capital, Inc.	$(1,955,000)	$1,955,000	$—

[1]	Collateral with a value of $1,982,530 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

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Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2017, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and Federal Agency securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the Portfolio had an outstanding secured borrowing transaction balance for 318 days. For the year ended December 31, 2017, the Portfolio’s average amount of borrowings was $309,750,161 and the weighted average interest rate was 1.14% during the 318 day period.

At December 31, 2017, the amount of the Portfolio’s outstanding borrowings was $647,833,392. Securities in the amount of $1,865,259 have been received and $4,260,559 have been pledged as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2017. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2017:

Counterparty	Payable for Secured Borrowings	Financial Instruments available for offset(a)	Collateral Pledged(b)	Collateral Received(b)	Net Amount(c)
Barclays Capital, Inc.	$(42,568,821)	$42,684,750	$—	$255,000	$370,929
BNP Paribas S.A.	(69,681,015)	70,614,668	—	1,610,259	2,543,912
Goldman Sach & Co.	(35,035,304)	34,960,234	—	—	(75,070)
Mongan Stanley & Co. LLC	(45,880,808)	45,639,430	136,129	—	(105,249)
UBS Securities LLC	(454,667,444)	448,851,020	4,124,430	—	(1,691,994)

	$(647,833,392)	$642,750,102	$4,260,559	$1,865,259	$1,042,528

(a)	Represents market value of borrowings as of December 31, 2017.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(305,481,030)	$(342,352,362)	$—	$(647,833,392)
Reverse Repurchase Agreements
U.S. Treasury	$—	$—	$—	$(1,955,000)	$(1,955,000)
Total Borrowings	$—	$(305,481,030)	$(342,352,362)	$(1,955,000)	$(649,788,392)
Gross amount of recognized liabilities for secured borrowing transactions					$(649,788,392)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange

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rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium

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Notes to Financial Statements—December 31, 2017—(Continued)

originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

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Notes to Financial Statements—December 31, 2017—(Continued)

Volatility and Variance Swaps - The Portfolio may invest in volatility and variance swaps. In a volatility swap, the parties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Variance swaps are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself). These swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Funds would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Funds would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$992,262
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	7,225,036	Unrealized depreciation on centrally cleared swap contracts (c) (d)	$2,632,975
	Unrealized appreciation on futures contracts (d) (e)	12,221,715	Unrealized depreciation on futures contracts (d) (e)	13,120,515
			Written options at value (f)	478,109
Credit	OTC swap contracts at market value (g)	260,662	OTC swap contracts at market value (g)	1,349
	Unrealized appreciation on centrally cleared swap contracts (d) (c)	128,714	Unrealized depreciation on centrally cleared swap contracts (d) (c)	4,591
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	19,259,012	Unrealized depreciation on forward foreign currency exchange contracts	82,239,706
			Written options at value	136,313

Total		$40,087,401		$98,613,558

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Includes exchange traded purchased options with a value of $393,426 that is not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Financial instrument not subject to a master netting agreement.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Includes exchange traded written option with a value of $17,881 that is not subject to a master netting agreement.
(g)	Excludes OTC swap interest receivable of $10,766.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,595,838	$(404,000)	$(1,191,838)	$—
BNP Paribas S.A.	5,215,654	(5,215,654)	—	—
Citibank N.A.	2,685,391	(2,685,391)	—	—
Credit Suisse International	612,645	(418,536)	—	194,109
Goldman Sachs Bank USA	1,337,907	(1,337,907)	—	—
JPMorgan Chase Bank N.A.	6,797,511	(6,797,511)	—	—
Morgan Stanley & Co.	127,615	(78,097)	(49,518)	—
Societe Generale Paris	509,023	(509,023)	—	—
UBS AG Stamford	1,236,926	(1,236,926)	—	—

	$20,118,510	$(18,683,045)	$(1,241,356)	$194,109

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$404,000	$(404,000)	$—	$—
BNP Paribas S.A.	17,288,357	(5,215,654)	(11,674,396)	398,307
Citibank N.A.	9,904,187	(2,685,391)	(6,508,366)	710,430
Credit Suisse International	418,536	(418,536)	—	—
Deutsche Bank AG	474,506	—	(333,273)	141,233
Goldman Sachs Bank USA	7,187,710	(1,337,907)	(5,315,571)	534,232
JPMorgan Chase Bank N.A.	30,326,160	(6,797,511)	(23,528,649)	—
Morgan Stanley & Co.	78,097	(78,097)	—	—
Societe Generale Paris	1,466,376	(509,023)	(957,353)	—
UBS AG Stamford	15,289,667	(1,236,926)	(13,596,605)	456,136

	$82,837,596	$(18,683,045)	$(61,914,213)	$2,240,338

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased Options	$(3,340,482)	$—	$—	$(3,340,482)
Forward foreign currency transactions	—	—	15,005,331	15,005,331
Futures contracts	7,765,401	—	—	7,765,401
Swap contracts	(49,963,730)	9,140,694	—	(40,823,036)
Written options	7,552,809	—	7,857,650	15,410,459

	$(37,986,002)	$9,140,694	$22,862,981	$(5,982,327)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased Options	$(238,789)	$—	$—	$(238,789)
Forward foreign currency transactions	—	—	(110,880,768)	(110,880,768)
Futures contracts	13,394,792	—	—	13,394,792
Swap contracts	37,312,425	(5,496,025)	—	31,816,400
Written options	(650,590)	—	(389,001)	(1,039,591)

	$49,817,838	$(5,496,025)	$(111,269,769)	$(66,947,956)

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Notes to Financial Statements—December 31, 2017—(Continued)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$300,791,000
Forward foreign currency transactions	3,566,769,066
Futures contracts long	3,286,522,808
Futures contracts short	(2,358,798,316)
Swap contracts	2,026,785,785
Written options	(635,318,054)

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between

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Notes to Financial Statements—December 31, 2017—(Continued)

the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$39,894,725,462	$4,521,803,138	$40,286,132,240	$4,945,947,472

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2017 were as follows:

Purchases	Sales
$40,657,105,239	$41,178,475,689

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$28,559,959	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (“the Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $3 billion
0.050%	Over $3 billion

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Notes to Financial Statements—December 31, 2017—(Continued)

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 amounted to $1,974,733 and are included in the total amount shown as management fee waiver in the Statement of Operations.

Effective January 1, 2017, the Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $658,515 was waived in the aggregate for the year ended December 31, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$8,755,097,010
Gross unrealized appreciation	154,318,432
Gross unrealized depreciation	(145,462,644)

Net unrealized appreciation (depreciation)	$8,855,788

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$139,742,556	$162,401,958	$—	$—	$139,742,556	$162,401,958

BHFTI-44

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$83,315,248	$—	$8,902,650	$(11,126,739)	$81,091,159

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had accumulated long-term capital losses of $11,126,739.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-45

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PlMCO Total Return Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PlMCO Total Return Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the PlMCO Total Return Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-46

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-47

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-48

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-49

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-50

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

PIMCO Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2017. The Board also considered that the Portfolio outperformed its Lipper Index for the one- and three-year periods ended June 30, 2017, and underperformed its Lipper Index for the five-year period ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three- and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were slightly below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-51

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class B shares of the Pyramis Government Income Portfolio returned 2.60%. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Government Bond Index1, returned 2.30% while the Portfolio’s Custom Blended Benchmark2 returned 3.22% over the same period.

MARKET ENVIRONMENT / CONDITIONS

For the twelve months ending December 31, 2017, the U.S. investment-grade bond market earned a total return of 3.54%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The market environment during the year was characterized by rising short-term interest rates, trendless intermediate-term interest rates, and falling long-term interest rates, leading to a much flatter U.S. Treasury yield curve. In addition, yield spreads narrowed steadily given the relatively low level of interest-rate volatility that marked the period. Longer-dated bonds generally performed better than shorter-dated ones, and lower-quality bonds generally performed better than those of higher quality.

The year began with cautious optimism, as investors anticipated that the new Trump Administration, working in concert with a Republican-controlled Congress, might enact a pro-growth economic agenda, particularly in the form of tax cuts and reduced regulation, that could boost the U.S. economy to a 3%-per-year growth path after years of steady—but only moderate—economic expansion. This environment lasted up through the end of February, during which time riskier assets performed well, while the yield on the 10-year U.S Treasury note fell from 2.45% to 2.36%.

In March, market enthusiasm began to fade, as the new Administration struggled to make progress on healthcare reform. This dynamic underscored a lingering concern among many market participants that the Administration’s economic agenda could effectively become stalled in Congress. This environment lasted up through early September, during which time the yield on the 10-year U.S. Treasury note fell further, from 2.36% to 2.05%, even though yield spreads on risk assets continued to grind tighter.

The remainder of the year was characterized by renewed market optimism concerning the development and enactment of the proposed tax cut plan, which came to be known as the Tax Cuts and Jobs Act, and which was signed into law on December 22nd. During this time, the yield on the 10-year U.S. Treasury note rose from 2.05% to 2.40%, and yield spreads on risk assets narrowed even further.

Meanwhile, the Federal Reserve in 2017 made significant progress on its plan to normalize monetary policy after years of extraordinary policy accommodation. There are two components to this plan: first, gradually raising the Federal Funds target rate; and second, gradually reducing the size of the Federal Reserve’s $4.5 trillion balance sheet. In keeping with its normalization plan, the Federal Reserve raised the Federal Funds target rate in 25-basis-point increments three times in 2017—once in March, once in June, and once in December. In addition, the Federal Reserve in October began the process of shrinking its balance sheet, not by selling securities, but rather by reducing the amount it reinvests after the securities already held on its balance sheet mature.

The U.S. Treasury bond market, as measured by the Bloomberg Barclays U.S. Treasury Bond Index, turned in a solid performance during the year, earning attractive coupon income that was further enhanced by modest capital appreciation, resulting in a total return of 2.31%.

U.S. Agency debentures, as measured by the Bloomberg Barclays U.S. Agency Bond Index, outperformed their Treasury counterparts (after adjusting for duration), posting an excess return of 69 basis points.

Within the securitized debt space, the commercial mortgage-backed security (“CMBS”) sector, as measured by the CMBS component of the Bloomberg Barclays U.S. Aggregate Bond Index, was the top-performer, producing an excess return of 158 basis points compared to similar-duration Treasuries.

Asset-backed securities (“ABS”), as measured by the ABS component of the Bloomberg Barclays U.S. Aggregate Bond Index, trailed CMBS during the period, but still performed reasonably well, outperforming similar-duration U.S. Treasuries by 92 basis points. Performance in this sector was strongest among those securities backed by automobile loans and credit card receivables.

Agency mortgage-backed securities (“MBS”), as measured by the Bloomberg Barclays U.S. MBS Index, were another solid outperformer, earning an excess return of 52 basis points compared to duration-matched Treasuries. Within this sector, mortgages issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were the strongest performers (+83 basis points on an excess return, duration-adjusted basis), followed by the mortgages issued by the Federal National Mortgage Association (“Fannie Mae”) (+74 basis points) and the Government National Mortgage Association (“Ginnie Mae”) (-11 basis points).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its primary benchmark over the reporting period, though it lagged its custom benchmark over the reporting period. Return in the Portfolio was driven by three factors: moderately favorable yield curve positioning, unfavorable sector allocation, and favorable security selection.

The Portfolio’s performance was positively affected by changes in the level, slope, and shape of the U.S. Treasury yield curve, but only to a small degree. The Portfolio maintained a neutral to near-neutral duration posture relative to the benchmark during the year, and ordinarily such a posture would have had no effect—either positive

BHFTI-1

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*—(Continued)

or negative—on relative performance, regardless of the change in the term structure of interest rates. However, the Portfolio’s yield curve positioning strategy—i.e., its relative mix of short-term, intermediate-term, and long-term securities versus the benchmark—proved to be the difference-maker, as the Portfolio’s key-rate duration posture tended to be slightly shorter-than-benchmark at those points on the U.S. Treasury yield curve where yields rose, and slightly longer-than-benchmark at those points on the yield curve where yields fell. The net effect of this yield-curve positioning strategy was a small positive contribution to excess return.

In the sector allocation category, the Portfolio maintained a large overweight to U.S. Agency securitized debt products, a moderate underweight to U.S. Treasuries, and a large underweight to U.S. Agency debentures. Within the securitized debt space, the Portfolio maintained a small underweight to in-benchmark securities—i.e., fixed-rate Agency mortgage pass-throughs—and a large overweight to out-of-benchmark securities—i.e., Agency collateralized mortgage obligations (“CMOs”) and Agency CMBS. This sector allocation strategy produced mixed results.

On the positive side of the ledger, the most significant contributor to excess return was the Portfolio’s large overweight to Agency CMBS, which was one of the top-performing sectors in the Portfolio’s investment universe during the year. Another positive contributor to excess return was the Portfolio’s large underweight to the U.S. Agency space, even though U.S. Agencies as a whole performed well during the year. The Portfolio benefited by overweighting certain niche issuers in the space (e.g., the U.S. Agency for International Development, National Credit Union Administration) and underweighting some of the space’s largest issuers (e.g., Fannie Mae, Freddie Mac, Federal Home Loan Bank). Finally, the Portfolio made two out-of-benchmark allocations that paid off well during the year: one to ABSs collateralized by rental leases on single-family homes; and the other to Non-Agency collateralized mortgage obligations. Both allocations were small, but both resulted in positive excess return.

These positive contributions to excess return were more than offset by a number of other sector exposures in the Portfolio. The most significant detractor was the allocation to Treasury Inflation-Protected Securities (“TIPS”), which weighed on relative performance during the second quarter, when breakeven inflation rates on 30-year U.S. TIPS—a standard measure of inflation expectations—declined by about 25 basis points. Within the securitized debt space, the small underweight to Agency fixed-rate mortgage pass-throughs was another drag on relative performance. This underweight was expressed in part by a small underweight to 30-year Fannie Mae and Freddie Mac fixed-rate mortgage pass-throughs, which performed quite well during the period, despite the spread widening experienced by the sector as a whole. Finally, the Portfolio throughout the year held positions in certain floating-rate securitized debt products—i.e., Agency hybrid adjustable-rate mortgages (“ARMs”) and floating-rate Agency CMOs—that produced somewhat lackluster performance on a relative return basis.

Security selection worked particularly well in three areas: Agency MBS, U.S. Treasuries, and U.S. Agency debentures. Within the Agency MBS category, the Portfolio’s holdings in 30-year fixed-rate pass-throughs performed especially well, and this was true across most of the coupon stack, with those Agency MBS carrying coupons of 3.0% to 4.5% and 5.5% and above standing out as the most noteworthy outperformers. Many of these securities had certain structural or idiosyncratic features that made them prepay more slowly than the market as a whole, thus allowing the Portfolio to collect premium coupon income for a longer period of time than would otherwise be the case. Within the U.S. Treasury space, the Portfolio generally held longer-dated issues to help manage its duration target and yield-curve exposures, and such issues naturally performed very well, given that long-term interest rates fell during the year. Finally, the Portfolio added value in the U.S. Agency space either by overweighting certain debentures that performed especially well—e.g., those of the Tennessee Valley Authority—or by avoiding those that performed in lackluster fashion—e.g., those of the Freddie Mac.

At the end of December, the Portfolio maintained a neutral duration posture and a near-neutral yield-curve positioning posture relative to its custom benchmark. At the sector level, the Portfolio continued to maintain a large overweight to securitized debt products, a moderate underweight to U.S. Treasuries (including a zero weight in U.S. TIPS), and a large underweight to U.S. Agency debentures. Within the securitized debt space, the Portfolio maintained the following positions: a moderate underweight to in-benchmark securities—i.e., Agency mortgage pass-throughs; and a large overweight to out-of-benchmark securities, including a large allocation to CMOs (both Agency and Non-Agency), a large allocation to CMBS (both Agency and Non-Agency), a small allocation to ABS, and a tiny allocation to Agency Hybrid ARMS. The Portfolio also made a modest use of derivatives—i.e., interest-rate futures contracts and interest-rate swaptions contracts—to manage duration target and yield-curve positioning exposures. These derivatives performed as expected during the period.

At the security level, the Portfolio continued to maintain sizable positions in Agency mortgage pass-throughs that offer premium coupon income and significant protection against faster prepayments. The Portfolio also held a large position in Agency CMOs, about 80% of which carried fixed-rate coupons and about 20% of which carried floating-rate ones; these floating-rate CMOs offer some measure of protection in the event of rising interest rates. In addition, the Portfolio held a large position in Agency CMBS, with a focus on securities of superior credit quality; such securities are likely to perform well in the event that volatility spikes and yield spreads widen.

BHFTI-2

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*—(Continued)

Finally, the Portfolio continued to underweight the larger, more liquid debentures in the U.S. Agency sector in favor of the smaller, less liquid ones, as the latter often offer superior yields with little or no give-up in terms of credit quality.

Franco Castagliuolo

Sean Corcoran

Portfolio Managers

FIAM, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-3

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[3]
Pyramis Government Income Portfolio
Class B	2.60	1.40	2.78
Bloomberg Barclays U.S. Government Bond Index	2.30	1.28	2.42
Custom Benchmark	3.22	1.90	3.22

1 The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Bloomberg Barclays 5+ Year Treasury Index (40%), the Bloomberg Barclays U.S. MBS Index (35%) and the Bloomberg Barclays U.S. Agency Bond Index (25%)

3 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	90.0
Foreign Government	4.0
Asset-Backed Securities	2.9
Corporate Bonds & Notes	1.4
Mortgage-Backed Securities	1.3

BHFTI-4

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class B (a)	Actual	0.72%	$1,000.00	$1,006.70	$3.64
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—90.0% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—54.9%
Fannie Mae 15 Yr. Pool 2.500%, 01/01/32	5,856,083	$5,849,822
2.500%, 02/01/32	1,292,244	1,290,863
2.500%, 04/01/32	646,605	645,914
2.500%, 09/01/32	2,959,628	2,956,465
3.000%, 10/01/28	710,828	726,947
3.000%, 11/01/28	183,513	187,676
3.000%, 01/01/29	292,060	298,674
3.000%, 02/01/29	165,198	168,945
3.000%, 02/01/32	496,904	506,700
3.000%, 03/01/32	1,028,016	1,048,952
3.000%, 05/01/32	440,030	449,316
3.000%, 06/01/32	274,729	280,743
3.000%, 07/01/32	5,084,041	5,187,731
3.000%, 08/01/32	499,143	511,360
3.000%, 09/01/32	2,242,460	2,287,770
3.500%, 12/01/25	27,523	28,417
3.500%, 03/01/30	66,402	68,786
3.500%, 10/01/30	142,799	147,914
3.500%, 12/01/30	67,580	70,006
3.500%, 02/01/31	736,277	763,583
4.500%, 12/01/23	29,792	30,258
4.500%, 11/01/25	955,570	1,002,614
5.000%, 03/01/23	12,193	12,750
Fannie Mae 20 Yr. Pool 3.500%, 01/01/34	2,416,802	2,514,847
4.000%, 11/01/31	1,501,579	1,584,108
4.000%, 08/01/32	1,209,474	1,278,796
Fannie Mae 30 Yr. Pool 2.500%, 01/01/43	2,886,142	2,798,536
3.000%, 09/01/42	2,771,373	2,786,349
3.000%, 10/01/42	5,966,832	5,999,076
3.000%, 11/01/42	4,160,196	4,182,678
3.000%, 12/01/42	1,445,034	1,452,843
3.000%, 01/01/43	6,399,843	6,434,317
3.000%, 08/01/46	2,356,510	2,357,708
3.000%, 11/01/46	4,920,222	4,922,723
3.000%, 01/01/47	2,899,546	2,901,020
3.000%, 11/01/47	700,871	701,228
3.000%, 01/01/48	499,248	499,502
3.500%, 07/01/47	3,361,776	3,473,142
4.000%, 10/01/39	135,223	142,091
4.000%, 11/01/40	5,722,845	6,021,240
4.000%, 01/01/42	353,695	371,462
4.000%, 04/01/42	546,019	575,377
4.000%, 10/01/42	798,544	840,042
4.000%, 11/01/42	253,960	267,071
4.000%, 04/01/43	308,949	325,628
4.000%, 06/01/43	389,411	410,530
4.000%, 08/01/43	525,578	550,625
4.000%, 09/01/43	2,304,156	2,417,306
4.000%, 02/01/44	147,965	154,924
4.000%, 04/01/44	222,686	233,164
4.000%, 02/01/45	251,339	263,100
4.000%, 06/01/45	108,745	114,083
4.000%, 12/01/45	1,435,920	1,502,060

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 03/01/46	285,116	298,259
4.000%, 05/01/46	75,853	79,336
4.000%, 06/01/47	664,327	695,302
4.000%, 07/01/47	1,752,205	1,833,996
4.500%, 12/01/40	2,183,591	2,344,576
4.500%, 07/01/41	337,083	363,044
4.500%, 08/01/41	198,685	213,988
4.500%, 11/01/41	4,658,552	5,017,400
4.500%, 09/01/42	1,386,621	1,493,145
4.500%, 12/01/43	335,021	357,091
4.500%, 10/01/44	2,206,454	2,376,061
4.500%, 02/01/45	804,283	863,786
5.000%, 04/01/41	27,616	29,680
5.000%, 06/01/41	45,440	48,917
5.000%, 08/01/41	120,951	130,587
5.500%, 03/01/41	411,064	456,067
6.000%, 01/01/34	98,785	112,134
6.000%, 08/01/34	162,656	184,857
6.000%, 10/01/34	166,198	190,489
6.000%, 11/01/34	132,056	149,693
6.000%, 01/01/35	163,266	185,268
6.000%, 04/01/35	246,951	280,599
6.000%, 06/01/36	392,714	445,834
6.000%, 05/01/37	562,374	634,066
6.000%, 09/01/37	32,144	36,041
6.000%, 10/01/37	459,901	528,852
6.000%, 01/01/38	444,709	511,048
6.000%, 03/01/38	152,955	175,026
6.000%, 07/01/38	85,698	98,364
6.000%, 01/01/40	421,554	485,244
6.000%, 05/01/40	604,244	696,499
6.000%, 07/01/41	569,026	640,466
6.000%, 01/01/42	57,810	66,266
6.500%, 07/01/32	112,457	127,414
6.500%, 12/01/32	33,201	37,822
6.500%, 07/01/35	38,856	44,198
6.500%, 12/01/35	349,215	396,919
6.500%, 08/01/36	580,969	655,493
Fannie Mae ARM Pool 2.592%, 12M USD LIBOR + 1.723%, 06/01/42 (a)	103,796	106,852
2.689%, 12M USD LIBOR + 1.818%, 02/01/42 (a)	530,669	554,255
2.971%, 12M USD LIBOR + 1.805%, 10/01/41 (a)	31,064	32,369
3.016%, 12M USD LIBOR + 1.818%, 09/01/41 (a)	62,607	65,282
3.253%, 12M USD LIBOR + 1.818%, 07/01/41 (a)	76,543	80,016
3.337%, 12M USD LIBOR + 1.830%, 10/01/41 (a)	51,453	53,867
3.565%, 12M USD LIBOR + 1.815%, 11/01/40 (a)	27,124	28,233
3.573%, 12M USD LIBOR + 1.800%, 07/01/41 (a)	92,640	96,798
Fannie Mae Grantor Trust 2.898%, 06/25/27	12,397,345	12,315,114
Fannie Mae Pool 3.000%, 08/01/27	157,084	159,756
3.000%, 10/01/27	267,590	272,144
3.000%, 11/01/27	95,529	97,158
3.000%, 12/01/27	133,686	135,964
3.000%, 01/01/28	126,207	128,359

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool 3.000%, 02/01/28	115,594	$117,565
3.000%, 03/01/28	126,302	128,451
3.000%, 04/01/28	116,434	118,419
3.000%, 05/01/28	131,680	133,922
3.000%, 06/01/28	128,010	130,184
3.000%, 07/01/28	114,287	116,227
3.000%, 08/01/28	133,674	135,945
3.000%, 09/01/28	144,362	146,812
3.000%, 01/01/29	138,521	140,870
3.000%, 03/01/29	128,787	130,973
3.500%, 10/01/56	2,541,958	2,614,236
6.434%, 02/01/39	348,496	375,087
6.500%, 08/01/39	1,901,202	2,178,868
Fannie Mae REMICS (CMO) 2.472%, 1M LIBOR + 0.920%, 03/25/36 (a)	422,323	432,142
2.482%, 1M LIBOR + 0.930%, 06/25/36 (a)	673,422	691,513
3.000%, 05/25/46	5,474,356	5,537,942
3.500%, 08/25/26	5,811,435	6,021,966
4.250%, 03/25/42	1,947,111	2,030,139
4.500%, 09/25/25	3,090,000	3,276,689
4.648%, -1 x 1M LIBOR + 6.200%, 06/25/45 (a) (b)	2,573,810	391,617
4.750%, 01/25/41	431,394	468,596
4.998%, -1 x 1M LIBOR + 6.550%, 06/25/41 (a) (b)	627,184	85,586
4.998%, -1 x 1M LIBOR + 6.550%, 11/25/41 (a) (b)	933,144	157,775
5.000%, 12/25/23	213,292	223,110
5.000%, 12/25/34	349,611	379,590
5.000%, 03/25/35	283,024	307,336
5.000%, 08/25/39	471,026	511,462
5.000%, 02/25/41	235,279	243,936
5.000%, 05/15/41	818,038	968,652
5.048%, -1 x 1M LIBOR + 6.600%, 08/25/39 (a) (b)	480,283	61,113
5.058%, -1 x 1M LIBOR + 6.610%, 04/25/41 (a) (b)	688,223	96,200
5.500%, 05/25/34	18,026	18,017
5.500%, 07/25/34	149,573	154,401
5.500%, 06/25/35	186,692	198,420
5.500%, 08/25/35	1,249,071	1,356,642
6.000%, 06/25/45 (b)	816,057	192,882
Freddie Mac 15 Yr. Gold Pool 2.500%, 07/01/31	388,098	387,704
3.000%, 02/01/31	2,892,717	2,947,826
3.000%, 04/01/31	3,231,634	3,295,248
3.000%, 05/01/31	1,868,576	1,906,406
3.000%, 06/01/31	2,072,699	2,114,739
3.000%, 02/01/32	584,740	595,926
4.000%, 06/01/24	293,887	304,943
4.000%, 07/01/24	233,214	241,995
4.000%, 09/01/25	198,185	205,633
6.000%, 01/01/24	267,407	284,501
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	1,394,927	1,451,795
3.500%, 06/01/32	3,807,335	3,962,570
3.500%, 02/01/34	5,368,288	5,590,685
4.000%, 06/01/33	1,635,954	1,729,203
Freddie Mac 30 Yr. Gold Pool 3.000%, 11/01/42	200,880	202,011

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.000%, 01/01/43	232,168	233,496
3.000%, 02/01/43	1,178,855	1,185,442
3.000%, 03/01/43	11,861,343	11,927,948
3.000%, 06/01/43	3,812,319	3,828,416
3.500%, 04/01/40	424,690	438,254
3.500%, 05/01/40	486,380	501,914
3.500%, 06/01/40	823,436	849,735
3.500%, 07/01/40	189,354	195,403
3.500%, 08/01/40	381,516	393,702
3.500%, 09/01/40	308,108	317,949
3.500%, 10/01/40	236,851	244,409
3.500%, 11/01/40	267,075	275,606
3.500%, 12/01/40	333,673	344,332
3.500%, 04/01/42	783,402	811,151
3.500%, 07/01/42	148,567	153,319
3.500%, 08/01/42	62,261	64,249
3.500%, 09/01/42	334,571	345,336
3.500%, 10/01/42	1,899,431	1,959,957
3.500%, 01/01/43	844,207	871,190
3.500%, 02/01/43	381,708	393,909
3.500%, 04/01/43	6,900,574	7,121,027
3.500%, 05/01/43	563,422	581,433
3.500%, 11/01/44	535,202	550,583
3.500%, 11/01/45	5,813,836	5,996,729
3.500%, 01/01/46	781,835	804,074
3.500%, 02/01/46	1,223,286	1,259,180
3.500%, 04/01/46	2,480,945	2,566,396
3.500%, 05/01/46	1,761,354	1,819,735
3.500%, 06/01/46	883,020	908,709
3.500%, 07/01/46	2,332,933	2,402,502
3.500%, 08/01/46	425,753	438,450
3.500%, 01/01/47	3,179,781	3,273,986
3.500%, 02/01/47	3,622,010	3,725,178
4.000%, 11/01/41	17,777	18,736
4.000%, 09/01/42	128,413	135,574
4.000%, 10/01/42	113,204	118,965
4.000%, 11/01/42	573,066	604,870
4.000%, 12/01/42	215,976	227,622
4.000%, 01/01/43	39,749	41,680
4.000%, 02/01/43	294,222	310,070
4.000%, 03/01/43	122,400	128,992
4.000%, 04/01/43	52,214	55,026
4.000%, 05/01/43	603,862	637,364
4.000%, 06/01/43	51,150	53,904
4.000%, 07/01/43	505,231	532,992
4.000%, 08/01/43	377,248	397,636
4.000%, 09/01/43	645,588	680,365
4.000%, 10/01/43	616,876	651,003
4.000%, 11/01/43	28,917	30,324
4.000%, 01/01/44	715,518	755,354
4.000%, 02/01/44	89,486	93,879
4.000%, 03/01/44	63,157	66,769
4.000%, 04/01/44	83,963	88,772
4.000%, 12/01/44	17,786	18,602
4.000%, 01/01/45	641,883	671,270

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.000%, 12/01/45	690,128	$723,320
4.000%, 07/01/47	4,906,250	5,132,609
4.500%, 05/01/39	129,183	138,820
4.500%, 07/01/40	2,600,028	2,773,935
4.500%, 09/01/40	1,139,709	1,226,452
4.500%, 02/01/41	95,556	102,828
4.500%, 08/01/41	979,605	1,051,472
4.500%, 09/01/41	109,229	117,797
4.500%, 10/01/41	227,618	245,455
4.500%, 02/01/44	49,001	52,144
5.000%, 01/01/35	218,096	236,672
5.000%, 05/01/35	118,049	128,042
5.000%, 07/01/35	1,485,164	1,611,132
5.000%, 11/01/35	1,349,308	1,478,332
5.000%, 06/01/41	2,274,838	2,494,241
5.000%, 07/01/41	555,573	603,111
5.500%, 03/01/34	1,622,327	1,802,899
5.500%, 07/01/35	1,118,291	1,242,141
Freddie Mac ARM Non-Gold Pool 3.054%, 12M USD LIBOR + 1.880%, 10/01/41 (a)	515,592	541,298
3.066%, 12M USD LIBOR + 1.750%, 09/01/41 (a)	518,276	537,554
3.210%, 12M USD LIBOR + 1.880%, 09/01/41 (a)	60,126	62,804
3.213%, 12M USD LIBOR + 1.880%, 04/01/41 (a)	52,780	55,131
3.279%, 12M USD LIBOR + 1.910%, 06/01/41 (a)	62,366	65,096
3.417%, 12M USD LIBOR + 1.910%, 05/01/41 (a)	55,089	57,707
3.467%, 12M USD LIBOR + 1.750%, 12/01/40 (a)	1,585,749	1,649,457
3.589%, 12M USD LIBOR + 1.910%, 05/01/41 (a)	79,249	83,098
3.628%, 12M USD LIBOR + 1.881%, 10/01/42 (a)	288,959	301,857
3.678%, 12M USD LIBOR + 1.910%, 06/01/41 (a)	71,628	74,946
Freddie Mac Multifamily Aggregation Risk Transfer Trust 1.558%, 1M LIBOR + 0.320%, 02/25/20 (a)	11,611,000	11,639,531
Freddie Mac Multifamily Structured Pass-Through Certificates 4.084%, 11/25/20 (a)	980,000	1,025,739
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 1.547%, 10/25/19 (a)	5,500,000	5,506,972
1.567%, 07/25/20 (a)	2,800,000	2,799,999
1.883%, 05/25/19	4,452,000	4,442,658
2.086%, 03/25/19	4,570,000	4,570,419
2.313%, 03/25/20	1,469,000	1,470,005
2.323%, 10/25/18	2,501,161	2,504,459
2.412%, 08/25/18	1,281,601	1,282,108
2.566%, 09/25/20 (a)	697,000	701,688
2.669%, 02/25/23	3,615,811	3,648,042
2.750%, 11/25/22 (c) (d)	4,900,000	4,932,922
2.776%, 03/25/23	4,267,927	4,321,430
2.946%, 07/25/24	1,568,000	1,596,174
2.951%, 11/25/49	6,309,000	6,426,732
2.991%, 09/25/21	1,224,000	1,250,039
3.016%, 02/25/23	6,206,659	6,312,843
3.090%, 08/25/22 (a)	29,800,000	30,596,646
3.974%, 01/25/21 (a)	17,750,000	18,555,129
Freddie Mac REMICS (CMO) 1.877%, 1M LIBOR + 0.400%, 03/15/34 (a)	406,368	406,198
2.377%, 1M LIBOR + 0.900%, 02/15/33 (a)	252,031	256,958

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO) 3.500%, 02/15/26	2,500,000	2,589,399
3.500%, 05/15/26	1,782,000	1,845,581
3.500%, 11/15/31	2,463,001	2,539,565
4.000%, 01/15/41	10,103,929	10,759,158
4.250%, 03/15/40	3,701,056	3,860,176
4.500%, 12/15/26	1,707,889	1,812,061
4.500%, 09/15/27	1,064,603	1,084,332
4.500%, 02/15/41	39,313	41,817
5.000%, 10/15/34	424,589	459,428
5.000%, 12/15/37	131,801	140,593
5.000%, 03/15/41	500,000	550,320
5.000%, 04/15/41	729,093	834,489
5.500%, 05/15/34	2,244,647	2,452,803
5.500%, 11/15/36	743,476	815,929
5.500%, 06/15/41	4,220,000	4,753,943
Ginnie Mae I 30 Yr. Pool 3.000%, 05/15/42	615,356	622,431
3.000%, 04/15/43	224,104	227,080
3.000%, 05/15/43	252,158	254,639
3.000%, 03/15/45	94,256	95,061
3.500%, 11/15/41	316,840	329,975
3.500%, 02/15/42	288,939	299,658
3.500%, 03/15/42	301,382	313,778
3.500%, 05/15/42	999,210	1,037,596
3.500%, 06/15/42	658,984	683,433
4.000%, 09/15/40	1,825,331	1,936,103
4.000%, 10/15/40	141,426	148,373
4.000%, 03/15/41	699,265	733,649
4.000%, 06/15/41	32,800	34,443
4.000%, 09/15/41	176,080	184,965
4.000%, 10/15/41	874,656	922,222
4.000%, 11/15/41	259,888	273,024
4.000%, 12/15/41	767,209	808,851
4.000%, 01/15/42	48,219	50,782
4.000%, 02/15/42	47,176	49,552
4.000%, 03/15/42	206,206	216,117
4.000%, 11/15/42	33,097	34,584
4.000%, 01/15/43	56,979	59,916
4.500%, 08/15/39	2,137,338	2,271,058
4.500%, 06/15/40	583,679	615,772
4.500%, 07/15/40	146,351	155,398
4.500%, 03/15/41	773,112	818,574
4.500%, 04/15/41	65,319	69,302
5.000%, 03/15/39	84,042	92,009
5.000%, 07/15/39	163,465	176,841
5.000%, 08/15/39	150,410	164,668
5.000%, 09/15/39	107,407	117,589
5.000%, 04/15/40	51,241	55,583
5.000%, 08/15/40	183,085	200,457
5.000%, 04/15/41	133,002	145,690
5.000%, 09/15/41	99,143	107,511
5.500%, 10/15/39	22,998	25,272
6.000%, 06/15/36	986,232	1,114,974

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 3.000%, 12/20/42	1,319,096	$1,338,113
3.000%, 03/20/43	1,205,016	1,222,889
3.000%, 11/20/46	20,791,928	21,000,787
3.000%, 06/20/47	5,211,534	5,263,885
3.500%, 12/20/42	520,443	540,920
3.500%, 05/20/46	2,700,665	2,802,136
3.500%, 06/20/46	4,786,234	4,963,708
3.500%, 07/20/46	3,396,811	3,524,324
4.000%, 09/20/39	188,021	198,483
4.000%, 10/20/40	25,779	27,134
4.000%, 11/20/40	1,803,576	1,898,241
4.000%, 10/20/41	2,245,440	2,363,391
4.000%, 11/20/41	836,012	879,899
4.000%, 04/20/42	1,094,561	1,151,989
4.000%, 06/20/42	81,777	86,033
4.000%, 08/20/44	303,601	318,823
4.000%, 10/20/44	2,205,993	2,316,261
4.000%, 11/20/44	4,891,821	5,135,971
4.000%, 12/20/44	123,661	129,610
4.000%, 05/20/47	1,399,999	1,460,397
4.500%, 02/20/40	193,197	204,911
4.500%, 09/20/40	20,779	22,045
Ginnie Mae II Pool 4.312%, 08/20/61 (a)	440,529	445,649
4.475%, 12/20/61 (a)	6,116,291	6,235,017
4.698%, 01/20/62 (a)	2,108,935	2,147,226
5.470%, 08/20/59 (a)	5,017	5,206
Government National Mortgage Association (CMO) 1.543%, 1M USD LIBOR + 0.300%, 08/20/60 (a)	199,615	198,437
1.543%, 1M USD LIBOR + 0.300%, 09/20/60 (a)	227,091	225,755
1.650%, 01/20/63	1,270,717	1,260,561
1.650%, 1Y CMT + 0.500%, 05/20/66 (a)	6,858,318	6,898,886
1.668%, 1M LIBOR + 0.330%, 07/20/60 (a)	250,912	249,614
1.733%, 1M USD LIBOR + 0.490%, 02/20/61 (a)	299,757	299,670
1.743%, 1M USD LIBOR + 0.500%, 12/20/60 (a)	548,121	548,137
1.743%, 1M USD LIBOR + 0.500%, 02/20/61 (a)	89,138	89,132
1.743%, 1M USD LIBOR + 0.500%, 04/20/61 (a)	183,460	183,469
1.743%, 1M USD LIBOR + 0.500%, 05/20/61 (a)	376,031	376,071
1.750%, 03/20/63	6,377,333	6,317,854
1.773%, 1M LIBOR + 0.530%, 06/20/61 (a)	252,825	253,028
1.780%, 1Y CMT + 0.350%, 08/20/66 (a)	6,417,187	6,435,134
1.843%, 1M USD LIBOR + 0.600%, 10/20/61 (a)	882,424	884,870
1.873%, 1M USD LIBOR + 0.630%, 01/20/62 (a)	874,137	877,424
1.873%, 1M USD LIBOR + 0.630%, 03/20/62 (a)	535,056	536,987
1.893%, 1M USD LIBOR + 0.650%, 05/20/61 (a)	743,842	745,080
1.893%, 1M USD LIBOR + 0.650%, 11/20/65 (a)	1,254,440	1,258,051
1.943%, 1M USD LIBOR + 0.700%, 11/20/61 (a)	812,175	816,900
1.943%, 1M USD LIBOR + 0.700%, 01/20/62 (a)	574,297	577,559
1.981%, 1M LIBOR + 0.480%, 01/20/38 (a)	46,508	46,674
2.001%, 1M LIBOR + 0.500%, 07/20/37 (a)	186,888	187,703
2.021%, 1M LIBOR + 0.530%, 12/16/39 (a)	171,892	173,051
2.091%, 1M LIBOR + 0.600%, 11/16/39 (a)	241,077	242,914
2.500%, 06/20/63	29,102,735	29,144,145
2.500%, 05/20/65	4,758,079	4,765,172
2.500%, 06/20/65	1,211,785	1,213,582

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 2.750%, 02/20/64	7,154,208	7,193,000
2.750%, 05/20/64	1,384,445	1,384,294
3.500%, 11/20/36 (b)	187,873	12,489
3.500%, 09/20/63	2,768,417	2,813,505
4.000%, 12/20/40	4,830,885	5,101,827
4.500%, 05/16/40	80,000	85,231
4.500%, 05/20/40 (b)	30,704	2,888
4.500%, 12/20/40	1,832,749	1,948,687
4.599%, -1 x 1M LIBOR + 6.100%, 07/20/41 (a) (b)	253,530	34,374
5.000%, 12/20/39	4,035,015	4,515,843
5.000%, 03/20/40	3,190,000	3,551,327
5.010%, 09/20/60 (a)	2,222,502	2,273,871
5.150%, 08/20/60	1,960,725	2,011,773
5.295%, 07/20/60 (a)	2,286,822	2,355,127
5.500%, 04/20/34	158,767	199,757
6.665%, -1 x 1M LIBOR + 8.667%, 04/20/39 (a)	1,243,556	1,277,772
6.799%, -1 x 1M LIBOR + 8.800%, 08/20/39 (a)	3,262,681	3,398,632

		596,078,584

Federal Agencies—3.0%
Federal Home Loan Mortgage Corp. 6.250%, 07/15/32	7,568,000	10,616,269
6.750%, 03/15/31	481,000	687,851
Federal National Mortgage Association 1.500%, 11/30/20	2,000	1,971
2.625%, 09/06/24	7,000,000	7,093,205
6.625%, 11/15/30	1,430,000	2,011,017
Tennessee Valley Authority 5.250%, 09/15/39	557,000	751,325
5.500%, 06/15/38	6,117,000	8,376,485
5.880%, 04/01/36	2,127,000	2,990,709

		32,528,832

U.S. Treasury—32.1%
U.S. Treasury Bonds 2.500%, 02/15/46	5,001,000	4,758,959
2.750%, 08/15/47	11,271,000	11,285,089
2.750%, 11/15/47	2,250,000	2,253,691
2.875%, 08/15/45	22,188,000	22,754,834
3.000%, 11/15/44	9,140,000	9,600,213
3.000%, 11/15/45	9,700,000	10,186,895
3.000%, 02/15/47	10,921,000	11,485,394
3.000%, 05/15/47	900,000	946,230
3.625%, 02/15/44 (e)	48,959,000	57,226,569
4.375%, 05/15/40	7,000,000	9,025,625
4.375%, 05/15/41	8,966,000	11,600,113
4.750%, 02/15/37	9,327,000	12,425,677
5.000%, 05/15/37	3,500,000	4,798,965
5.250%, 02/15/29	17,205,000	21,910,836
6.125%, 08/15/29	3,839,000	5,267,828
U.S. Treasury Notes 1.125%, 09/30/21	15,000	14,473
1.500%, 08/15/26	4,153,000	3,863,912
1.625%, 08/31/22	2,000,000	1,950,547
1.750%, 06/30/22	—	0

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.875%, 07/31/22	7,144,000	$7,047,165
1.875%, 09/30/22	7,000,000	6,898,555
2.000%, 07/31/22	5,828,000	5,783,607
2.000%, 08/15/25	18,254,000	17,795,511
2.000%, 11/15/26	12,243,000	11,848,450
2.125%, 07/31/24	35,203,000	34,784,964
2.125%, 11/30/24	10,159,000	10,025,663
2.125%, 05/15/25	4,271,000	4,205,767
2.250%, 10/31/24	8,196,000	8,158,222
2.250%, 12/31/24	24,169,000	24,038,714
2.250%, 02/15/27	1,000,000	986,875
2.250%, 08/15/27	2,000,000	1,971,875
2.250%, 11/15/27 (f)	6,000,000	5,915,391
2.375%, 05/15/27	8,500,000	8,475,762

		349,292,371

Total U.S. Treasury & Government Agencies (Cost $980,300,909)		977,899,787

Foreign Government—4.0%

Sovereign—4.0%
Hashemite Kingdom of Jordan Government AID Bond 3.000%, 06/30/25	5,389,000	5,545,992
Israel Government AID Bonds 5.500%, 09/18/23	13,878,000	16,149,560
5.500%, 12/04/23	8,920,000	10,430,460
5.500%, 04/26/24	1,900,000	2,233,050
Ukraine Government AID Bond 1.471%, 09/29/21	9,388,000	9,143,067

Total Foreign Government (Cost $46,344,263)		43,502,129

Asset-Backed Securities—2.9%

Asset-Backed - Other—0.4%
Nationstar HECM Loan Trust 1.968%, 05/25/27 (144A)	4,167,208	4,160,916

Asset-Backed - Student Loan—2.5%
GCO Education Loan Funding Trust 1.592%, 3M USD LIBOR + 0.130%, 05/25/25 (a)	2,632,316	2,629,457
Goal Capital Funding Trust 1.632%, 3M USD LIBOR + 0.170%, 05/28/30 (a)	1,092,577	1,091,267
Illinois Student Assistance Commission 2.417%, 3M USD LIBOR + 1.050%, 04/25/22 (a)	346,067	346,797
Navient Student Loan Trust 1.852%, 1M USD LIBOR + 0.300%, 07/26/66 (144A) (a)	2,836,759	2,838,478
1.952%, 1M USD LIBOR + 0.400%, 07/26/66 (144A) (a)	4,335,655	4,340,343
1.972%, 1M USD LIBOR + 0.420%, 08/27/29 (a)	4,174,025	4,182,320
2.152%, 1M USD LIBOR + 0.600%, 07/26/66 (144A) (a)	3,846,000	3,870,937

Asset-Backed - Student Loan—(Continued)
Northstar Education Finance, Inc. 1.608%, 3M USD LIBOR + 0.230%, 07/28/21 (a)	7,724,164	7,717,666

		27,017,265

Total Asset-Backed Securities (Cost $31,151,619)		31,178,181

Corporate Bonds & Notes—1.4%

Diversified Financial Services—0.6%
Private Export Funding Corp. 4.300%, 12/15/21	6,000,000	6,459,558

Sovereign—0.8%
National Credit Union Administration Guaranteed Notes Trust 3.450%, 06/12/21	8,645,000	8,953,361

Total Corporate Bonds & Notes (Cost $15,328,901)		15,412,919

Mortgage-Backed Securities—1.3%

Collateralized Mortgage Obligations—0.6%
National Credit Union Administration Guaranteed Notes Trust 1.779%, 1M LIBOR + 0.450%, 01/08/20 (a)	4,692,023	4,701,825
Nomura Resecuritization Trust 3.537%, 03/26/37 (144A) (a)	435,383	436,195
RBSSP Resecuritization Trust 3.385%, 07/26/45 (144A) (a)	743,659	750,250
Thornburg Mortgage Securities Trust 2.192%, 1M USD LIBOR + 0.640%, 09/25/43 (a)	332,325	321,161

		6,209,431

Commercial Mortgage-Backed Securities—0.7%
GS Mortgage Securities Trust 2.045%, 03/10/50	3,864,608	3,844,212
SCG Trust 3.127%, 1M LIBOR + 1.650%, 11/15/26 (144A) (a)	3,750,000	3,747,685

		7,591,897

Total Mortgage-Backed Securities (Cost $13,849,527)		13,801,328

Short-Term Investment—2.5%

Mutual Fund—2.5%
State Street Institutional Liquid Reserves Fund, Trust Class, 1.380% (g)	27,647,065	27,644,301

Total Short-Term Investments (Cost $27,644,349)		27,644,301

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (h)—0.1%

Security Description	Principal Amount*	Value

Repurchase Agreements—0.1%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $31,406 on 01/02/18, collateralized by $31,732 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $32,054.	31,400	$31,400
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $150,023 on 01/02/18, collateralized by $135,185 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $153,000.	150,000	150,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $50,009 on 01/02/18, collateralized by $51,800 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $50,840.	50,000	50,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $50,009 on 01/02/18, collateralized by $51,480 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $51,000.	50,000	50,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $75,016 on 01/02/18, collateralized by $76,951 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $76,500.	75,000	75,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $210,036 on 01/02/18, collateralized by $317,542 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $214,236.	210,000	210,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $210,034 on 01/02/18, collateralized by $633,289 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $214,200.	210,000	210,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $90,581 on 01/02/18, collateralized by various Common Stock with a value of $100,229.	90,000	90,000

		866,400

Time Deposits—0.0%
Australia New Zealand Bank 1.330%, 01/02/18	35,000	35,000
Bank of Montreal 1.400%, 01/03/18	35,000	35,000
Nordea Bank New York 1.300%, 01/02/18	35,000	35,000
Standard Chartered plc 1.490%, 01/02/18	35,000	35,000

		140,000

Total Securities Lending Reinvestments (Cost $1,006,400)		1,006,400

Total Purchased Options—(0.0)% (i) (Cost $416,950)		340,436

Total Investments—102.2% (Cost $1,116,042,918)		1,110,785,481
Other assets and liabilities (net)—(2.2)%		(23,711,071)

Net Assets—100.0%		$1,087,074,410

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.5% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $461,703.
(f)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $985,898 and the collateral received consisted of cash in the amount of $1,006,400. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2017.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(i)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $20,144,804, which is 1.9% of net assets.

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 30 Yr. Pool	3.000%	TBA	$(2,900,000)	$(2,902,719)	$(2,900,000)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2017

Futures Contracts

Futures Contracts - Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/20/18	43	USD	6,579,000	$19,751
U.S. Treasury Note 10 Year Futures	03/20/18	192	USD	23,817,000	(132,176)
U.S. Treasury Note 2 Year Futures	03/29/18	205	USD	43,892,422	(54,271)
U.S. Treasury Note 5 Year Futures	03/29/18	66	USD	7,666,828	(38,803)

Net Unrealized Depreciation					$(205,499)

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Call - OTC - 3M LIBOR Interest Rate Swap	2.495%	GSCM	3M LIBOR	Receive	10/07/27	3,500,000	USD	3,500,000	$116,375	$92,436	$(23,939)
Put - OTC - 3M LIBOR Interest Rate Swap	2.495%	GSCM	3M LIBOR	Pay	10/07/27	3,500,000	USD	3,500,000	116,375	92,237	(24,138)
Call - OTC - 3M LIBOR Interest Rate Swap	2.534%	JPMC	3M LIBOR	Receive	12/08/20	3,000,000	USD	3,000,000	92,100	77,881	(14,219)
Put - OTC - 3M LIBOR Interest Rate Swap	2.534%	JPMC	3M LIBOR	Pay	12/08/20	3,000,000	USD	3,000,000	92,100	77,882	(14,218)

Totals									$416,950	$340,436	$(76,514)

Glossary of Abbreviations

Counterparties

(GSCM)—	Goldman Sachs Capital Markets, LP
(JPMC)—	JPMorgan Chase Bank N.A.

Currencies

(USD)—	United States Dollar

Index Abbreviations

(CMT)—	Constant Maturity Treasury Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	$—	$591,145,662	$4,932,922	$596,078,584
Federal Agencies	—	32,528,832	—	32,528,832
U.S. Treasury	—	349,292,371	—	349,292,371
Total U.S. Treasury & Government Agencies	—	972,966,865	4,932,922	977,899,787
Total Foreign Government*	—	43,502,129	—	43,502,129
Total Asset-Backed Securities*	—	31,178,181	—	31,178,181
Total Corporate Bonds & Notes*	—	15,412,919	—	15,412,919
Total Mortgage-Backed Securities*	—	13,801,328	—	13,801,328
Total Short-Term Investment*	27,644,301	—	—	27,644,301
Total Securities Lending Reinvestments*	—	1,006,400	—	1,006,400
Total Purchased Options	—	340,436	—	340,436
Total Investments	$27,644,301	$1,078,208,258	$4,932,922	$1,110,785,481

Collateral for Securities Loaned (Liability)	$—	$(1,006,400)	$—	$(1,006,400)
TBA Forward Sales Commitments	$—	$(2,900,000)	$—	$(2,900,000)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$19,751	$—	$—	$19,751
Futures Contracts (Unrealized Depreciation)	(225,250)	—	—	(225,250)
Total Futures Contracts	$(205,499)	$—	$—	$(205,499)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2017 is not presented.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,110,785,481
Cash collateral for futures contracts	40
Receivable for:
Investments sold	3,825,678
TBA securities sold (c)	2,905,135
Principal paydowns	128,734
Dividends and interest	5,255,416
Variation margin on futures contracts	66,232
Prepaid expenses	2,967

Total Assets	1,122,969,683
Liabilities
Forward sales commitments, at value	2,900,000
Collateral for securities loaned	1,006,400
Payables for:
Investments purchased	30,381,478
Fund shares redeemed	260,326
Premium on purchased options	416,950
Interest on forward sales commitments	2,417
Accrued Expenses:
Management fees	394,023
Distribution and service fees	231,401
Deferred trustees’ fees	112,990
Other expenses	189,288

Total Liabilities	35,895,273

Net Assets	$1,087,074,410

Net Assets Consist of:
Paid in surplus	$1,124,171,898
Undistributed net investment income	27,526,019
Accumulated net realized loss	(59,163,290)
Unrealized depreciation on investments, purchased options and futures contracts	(5,460,217)

Net Assets	$1,087,074,410

Net Assets
Class B	$1,087,074,410
Capital Shares Outstanding*
Class B	103,078,486
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,116,042,918.
(b)	Includes securities loaned at value of $985,898.
(c)	Represents sale of TBA forward sales commitments.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends	$4,633
Interest	28,171,313
Securities lending income	55,966

Total investment income	28,231,912
Expenses
Management fees	4,834,558
Administration fees	36,044
Custodian and accounting fees	161,578
Distribution and service fees—Class B	2,846,599
Audit and tax services	72,346
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	73,469
Insurance	8,289
Miscellaneous	16,228

Total expenses	8,138,903

Net Investment Income	20,093,009

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,937,561)
Purchased options	17,636
Futures contracts	1,226,487

Net realized loss	(693,438)

Net change in unrealized appreciation (depreciation) on:
Investments	10,023,976
Purchased options	(76,514)
Futures contracts	(153,907)

Net change in unrealized appreciation	9,793,555

Net realized and unrealized gain	9,100,117

Net Increase in Net Assets From Operations	$29,193,126

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,093,009	$21,981,620
Net realized gain (loss)	(693,438)	3,213,521
Net change in unrealized appreciation (depreciation)	9,793,555	(8,195,041)

Increase in net assets from operations	29,193,126	17,000,100

From Distributions to Shareholders
Net investment income
Class B	(24,889,633)	(27,531,578)

Total distributions	(24,889,633)	(27,531,578)

Increase (decrease) in net assets from capital share transactions	(132,539,031)	8,185,651

Total decrease in net assets	(128,235,538)	(2,345,827)

Net Assets
Beginning of period	1,215,309,948	1,217,655,775

End of period	$1,087,074,410	$1,215,309,948

Undistributed net investment income
End of period	$27,526,019	$24,618,822

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	2,817,460	$29,817,133	18,030,819	$195,363,692
Reinvestments	2,361,445	24,889,633	2,532,804	27,531,578
Redemptions	(17,737,889)	(187,245,797)	(19,896,042)	(214,709,619)

Net increase (decrease)	(12,558,984)	$(132,539,031)	667,581	$8,185,651

Increase (decrease) derived from capital shares transactions		$(132,539,031)		$8,185,651

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.51	$10.59	$10.80	$10.31	$11.05

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.18	0.17	0.18	0.13
Net realized and unrealized gain (loss) on investments	0.08	(0.03)	(0.12)	0.59	(0.61)

Total from investment operations	0.27	0.15	0.05	0.77	(0.48)

Less Distributions
Distributions from net investment income	(0.23)	(0.23)	(0.26)	(0.28)	(0.16)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.10)

Total distributions	(0.23)	(0.23)	(0.26)	(0.28)	(0.26)

Net Asset Value, End of Period	$10.55	$10.51	$10.59	$10.80	$10.31

Total Return (%) (b)	2.60	1.32	0.43	7.56	(4.52)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.70	0.70	0.71	0.70
Net ratio of expenses to average net assets (%) (c)	0.71	0.70	0.70	0.71	0.70
Ratio of net investment income to average net assets (%)	1.76	1.67	1.59	1.72	1.24
Portfolio turnover rate (%)	187 (d)	216 (d)	214 (d)	281 (d)	329 (d)
Net assets, end of period (in millions)	$1,087.1	$1,215.3	$1,217.7	$1,271.2	$1,314.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 111%, 116%, 117%, 151%, and 212% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Pyramis Government Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-17

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-18

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

BHFTI-19

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $866,400. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

BHFTI-20

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as U.S. Treasury & Government Agencies in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will

BHFTI-21

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$340,436
	Unrealized appreciation on futures contracts (b) (c)	19,751	Unrealized depreciation on futures contracts (b) (c)	225,250

Total		$360,187		$225,250

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs Capital Markets, L.P.	$184,673	$—	$—	$184,673
JPMorgan Chase Bank N.A.	155,763	—	—	155,763

Total	$340,436	$—	$—	$340,436

*	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Purchased options	$17,636
Futures contracts	1,226,487

$1,244,123

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Purchased options	$(76,514)
Futures contracts	(153,907)

$(230,421)

BHFTI-22

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$11,800,000
Futures contracts long	54,416,667

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,061,505,536	$56,383,486	$2,204,970,054	$53,484,471

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2017 were as follows:

Purchases	Sales
$853,452,941	$889,440,826

BHFTI-23

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$4,834,558	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. FIAM, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	Over $1.3 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

BHFTI-24

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,124,834,762
Gross unrealized appreciation	7,906,169
Gross unrealized depreciation	(21,952,730)

Net unrealized appreciation (depreciation)	$(14,046,561)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$24,889,633	$27,531,578	$—	$—	$24,889,633	$27,531,578

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$27,639,010	$—	$(14,046,561)	$(50,576,947)	$(36,984,498)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had accumulated short-term capital losses of $31,395,209 and accumulated long-term capital losses of $19,181,738.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-25

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pyramis Government Income Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Pyramis Government Income Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Pyramis Government Income Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-27

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-28

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-29

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-30

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Pyramis® Government Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and FIAM LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2017, and outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Government Bond Index, for the three- and five-year periods ended October 31, 2017, and underperformed its benchmark for the one-year period ended October 31, 2017. The Board also considered that the Portfolio underperformed its blended benchmark for the one-, three- and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-31

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 14.29%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 15.15%.

MARKET ENVIRONMENT / CONDITIONS

2017 was full of political noise, but ultimately, investors held their nerves and continued to push risk assets higher. Looking across major asset classes, equities were the best performing asset class. Developed market equities, as indicated by the MSCI All-Country World Index, returned 24.0% in U.S. dollar terms. 2016 had ended with a relief rally in equities which delivered a respectable year in the end, but this was thanks to the electoral victory of Donald Trump, and the anticipation that he would deliver significant market-friendly fiscal stimulus. While President Trump’s approach to politics brought concerns, investors appear to have focused on the potential gains for corporate profits. U.S. equities, as reflected by the S&P 500 Index, were up 21.1% for the period. In Europe, the populist movement continued to dominate politics, while in the U.K. there remained the question of Brexit and the triggering of Article 50. However, as the Bank of England raised rates for the first time in over 10 years, U.K. growth slowed and the uncertainty surrounding Brexit negotiations lingered. Still, both regions performed strongly with the EuroStoxx 50 Index up 9.2% and the FTSE 100 Index up 11.9%.

In emerging market equities, improving commodity prices and a more positive growth outlook successfully diverted attention away from political instability and growing tensions on the Korean peninsula. As a result, emerging markets outperformed developed markets by a significant margin with the MSCI Emerging Markets Index up 37.3% for the year.

The “risk on” environment helped credit assets perform as well, with the Bloomberg Barclays Global Aggregate Credit Index ending the year up 5.36% and the Bloomberg Barclays Global High Yield Index up 8.42%, both in U.S. dollar terms. Rising interest rates clearly impacted credit, but the low yield, high liquidity environment continued to be supportive.

It took a while for currency trends to become established in 2017, but from around May, it was clear that the U.S. dollar was on a weaker path, while the euro was going in the opposite direction. Meanwhile, the British pound gyrated through the year, largely being moved by the latest news on Brexit. A weaker U.S. dollar environment is typically helpful for emerging market assets, including currencies, and for much of the year, this is what we saw overall.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Schroders Global Multi-Asset Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio’s strategic exposure contains actively-managed Schroders equity and bond portfolios, supplemented with passive investments (e.g. Exchange Traded Funds and futures) to facilitate rapid implementation of Schroders’ thematic and tactical views in a cost-effective manner. Schroders seeks to pre-emptively manage risk in its strategic exposures through forward-looking market views, complemented by a Volatility Management Strategy aiming to cap portfolio volatility at 10% over 12-month periods. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing 10-year interest rate swaps.

The Portfolio underperformed its benchmark over 2017. The primary headwind to the Portfolio was the allocation to the Schroder QEP Global Equity strategy. The strategy’s emphasis on value and quality was detrimental to relative performance in a momentum-driven market.

The key positive drivers of performance were the overweight allocations to equities, specifically U.S., Japanese and emerging market equities as well as the underweight allocation to Investment Grade Debt. U.S. equities were buoyed by President Trump’s plans for tax cuts, deregulation and infrastructure spending, and their implications for growth. Japanese equities had a strong year due to a weak Japanese yen and improving economic data such as GDP, inflation, and employment. Across emerging market equities, the tailwinds of a weaker U.S. dollar and favorable valuations were supportive to performance. The allocation decision to shift assets towards equities and away from bonds was helpful to Portfolio performance.

The Portfolio primarily used derivative instruments to adjust equity, fixed income, currency, and interest rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

As of December 31, 2017, the Portfolio’s allocation to developed equities was 63.7% and the allocation to investment grade bonds was 33.2%. We held approximately 3.6% in opportunistic asset classes, specifically, emerging market equities, high yield, and Treasury Inflation-Protected Securities. The Portfolio’s cash level was -0.5% as of the end of December; this includes the -0.6% cash impact of the interest rate overlay. The actual cash balance of the core portfolio was 0.1%. The Volatility Management Cap was inactive at the end of the

BHFTI-1

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*—(Continued)

period. The calculated volatility of the Portfolio’s positioning as of the end of the period was less than 10% per year.

Johanna Kyrklund

Angus Sippe

Philip Chandler

Michael Hodgson

Portfolio Managers

Schroders Investment Management North Americas Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	Since Inception[2]
Schroders Global Multi-Asset Portfolio
Class B	14.29	7.26	7.81
Dow Jones Moderate Index	15.15	8.11	7.95

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Equity Sectors

% of Net Assets
Financials	9.4
Information Technology	7.9
Health Care	5.8
Consumer Discretionary	4.9
Consumer Staples	4.5

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	32.0
U.S. Treasury & Government Agencies	1.1
Mortgage-Backed Securities	0.8
Asset-Backed Securities	0.7

BHFTI-3

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class B (a)	Actual	0.95%	$1,000.00	$1,067.10	$4.95
	Hypothetical*	0.95%	$1,000.00	$1,020.42	$4.84

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—42.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.5%
Boeing Co. (The)	3,400	$1,002,694
Curtiss-Wright Corp.	2,400	292,440
General Dynamics Corp.	4,800	976,560
Meggitt plc	90,970	589,033
QinetiQ Group plc	111,094	345,607
Safran S.A.	9,137	939,552
Triumph Group, Inc.	7,900	214,880
Ultra Electronics Holdings plc	14,376	261,879
United Technologies Corp.	14,600	1,862,522

		6,485,167

Air Freight & Logistics—0.1%
Cia de Distribucion Integral Logista Holdings S.A.	23,193	533,334
PostNL NV	115,459	563,543
Royal Mail plc	52,811	322,711

		1,419,588

Airlines—0.1%
Alaska Air Group, Inc.	4,800	352,848
Deutsche Lufthansa AG	12,061	443,365

		796,213

Auto Components—0.6%
Bridgestone Corp.	19,600	911,518
Cie Generale des Etablissements Michelin	4,855	695,451
Cooper Tire & Rubber Co. (a)	2,700	95,445
Cooper-Standard Holdings, Inc. (b)	1,900	232,750
Faurecia	3,035	236,674
Fox Factory Holding Corp. (b)	4,900	190,365
Gentex Corp.	45,044	943,672
GKN plc	235,647	1,011,843
Hankook Tire Co., Ltd.	4,452	226,887
HI-LEX Corp.	1,900	47,364
Keihin Corp.	3,700	75,198
Lear Corp.	4,600	812,636
Linamar Corp.	7,500	436,814
Magna International, Inc.	13,800	782,110
NHK Spring Co., Ltd.	22,400	246,222
Nokian Renkaat Oyj	6,075	275,165
Piolax, Inc.	2,500	74,348
Toyota Boshoku Corp.	21,400	446,396
TS Tech Co., Ltd.	2,800	115,016
Unipres Corp.	4,500	120,726

		7,976,600

Automobiles—0.3%
Dongfeng Motor Group Co., Ltd. - Class H	150,000	181,571
Ford Motor Co.	47,800	597,022
Mazda Motor Corp.	11,700	156,992
Peugeot S.A.	20,990	426,382
Subaru Corp.	22,600	715,535
Suzuki Motor Corp.	16,800	973,057
Yamaha Motor Co., Ltd.	5,000	163,723

		3,214,282

Banks—3.3%
Aichi Bank, Ltd. (The)	600	28,463
Aozora Bank, Ltd.	1,300	50,608
Awa Bank, Ltd. (The)	17,000	108,277
Banco Comercial Portugues S.A. - Class R (b)	377,691	122,982
Bank Hapoalim B.M.	86,104	632,908
Bank Leumi Le-Israel B.M.	96,600	581,840
Bank of America Corp.	148,800	4,392,576
Bank of China, Ltd. - Class H	418,000	205,116
Bank of Ireland Group plc (b)	54,848	466,579
Bank of Kyoto, Ltd. (The)	5,600	291,320
Barclays Africa Group, Ltd.	30,526	448,979
Barclays plc	722,309	1,969,457
BNP Paribas S.A.	28,733	2,142,731
Chiba Bank, Ltd. (The)	36,000	299,818
Citigroup, Inc.	60,400	4,494,364
Commerzbank AG (b)	11,959	179,376
Dah Sing Banking Group, Ltd.	20,000	43,412
First International Bank of Israel, Ltd.	4,860	100,748
Grupo Financiero Banorte S.A.B. de C.V. - Class O	49,100	269,516
Hachijuni Bank, Ltd. (The)	61,600	351,874
HSBC Holdings plc	187,239	1,931,006
Hyakugo Bank, Ltd. (The)	18,000	85,701
Israel Discount Bank, Ltd. - Class A (b)	33,260	96,611
Iyo Bank, Ltd. (The)	37,400	299,307
Japan Post Bank Co., Ltd.	43,400	563,534
JPMorgan Chase & Co.	56,100	5,999,334
KB Financial Group, Inc.	5,176	306,032
Lloyds Banking Group plc	129,865	118,917
Mediobanca S.p.A.	100,666	1,140,100
Mitsubishi UFJ Financial Group, Inc.	115,300	846,002
Piraeus Bank S.A. (b)	9,155	33,709
Royal Bank of Scotland Group plc (b)	422,138	1,574,508
Seven Bank, Ltd.	231,000	791,570
Shinhan Financial Group Co., Ltd.	5,121	236,352
Shinsei Bank, Ltd.	20,800	358,212
Shizuoka Bank, Ltd. (The)	38,000	392,705
Societe Generale S.A.	27,655	1,425,827
SpareBank 1 SR Bank ASA	6,470	68,547
Standard Chartered plc (b)	155,734	1,638,849
Sumitomo Mitsui Financial Group, Inc.	26,300	1,135,897
Sydbank A/S	5,083	204,446
Turkiye Is Bankasi	161,622	297,388
UniCredit S.p.A. (b)	36,594	681,720
Wells Fargo & Co.	57,900	3,512,793
Yamanashi Chuo Bank, Ltd. (The)	7,000	30,507

		40,950,518

Beverages—0.6%
Boston Beer Co., Inc. (The) - Class A (b)	2,300	439,530
Coca-Cola Amatil, Ltd.	36,835	244,312
Coca-Cola Co. (The)	42,100	1,931,548
Diageo plc	53,726	1,966,283
Dr Pepper Snapple Group, Inc.	20,300	1,970,318
PepsiCo, Inc.	6,100	731,512

		7,283,503

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—1.1%
AbbVie, Inc.	19,258	$1,862,441
Abcam plc	9,019	128,342
Amgen, Inc.	23,060	4,010,134
Biogen, Inc. (b)	9,000	2,867,130
Celgene Corp. (b)	3,600	375,696
Gilead Sciences, Inc.	39,400	2,822,616
United Therapeutics Corp. (b)	8,500	1,257,575

		13,323,934

Building Products—0.0%
Allegion plc	2,900	230,724
Sekisui Jushi Corp.	3,000	60,982

		291,706

Capital Markets—1.7%
Affiliated Managers Group, Inc.	7,800	1,600,950
Ameriprise Financial, Inc.	6,100	1,033,767
Ashmore Group plc	70,982	388,149
ASX, Ltd.	4,332	185,260
Bolsas y Mercados Espanoles SHMSF S.A.	16,762	533,442
CI Financial Corp. (a)	25,800	611,031
Close Brothers Group plc	19,923	389,397
Daiwa Securities Group, Inc.	115,000	721,706
Deutsche Bank AG	55,787	1,058,686
Deutsche Boerse AG	6,552	759,470
Evercore, Inc. - Class A	6,700	603,000
FactSet Research Systems, Inc. (a)	2,000	385,520
Federated Investors, Inc. - Class B (a)	17,400	627,792
Franklin Resources, Inc.	10,600	459,298
Goldman Sachs Group, Inc. (The)	10,190	2,596,004
IG Group Holdings plc	26,630	257,191
Investec plc	96,725	696,045
Jupiter Fund Management plc	16,271	137,989
Macquarie Group, Ltd.	23,549	1,825,742
Moelis & Co. - Class A	4,700	227,950
Moody’s Corp.	6,500	959,465
MSCI, Inc.	3,400	430,236
Nomura Holdings, Inc.	175,500	1,036,320
Platinum Asset Management, Ltd.	20,405	122,443
SEI Investments Co.	6,600	474,276
St. James’s Place plc	31,670	523,494
UBS Group AG (b)	93,421	1,716,537
Waddell & Reed Financial, Inc. - Class A (a)	18,600	415,524

		20,776,684

Chemicals—0.9%
Agrium, Inc.	2,900	333,558
BASF SE	14,806	1,624,887
Chase Corp.	256	30,848
Covestro AG (144A)	13,030	1,339,775
Daicel Corp.	59,700	679,380
DIC Corp.	7,000	264,742
Fuso Chemical Co., Ltd.	8,300	225,237
K&S AG	8,327	207,393
Kuraray Co., Ltd.	6,900	130,236

Chemicals—(Continued)
Lotte Chemical Corp.	807	276,789
LyondellBasell Industries NV - Class A	8,500	937,720
Mitsubishi Chemical Holdings Corp.	44,000	483,048
Mosaic Co. (The)	16,700	428,522
NOF Corp.	7,800	209,470
Petronas Chemicals Group Bhd	91,400	173,689
Rayonier Advanced Materials, Inc.	7,800	159,510
Shikoku Chemicals Corp.	2,000	32,395
Shin-Etsu Chemical Co., Ltd.	7,800	791,113
Sumitomo Chemical Co., Ltd.	90,000	647,249
Sumitomo Seika Chemicals Co., Ltd.	1,300	71,889
Terra Nitrogen Co. L.P.	1,800	143,658
Toagosei Co., Ltd.	27,800	352,602
Tosoh Corp.	32,500	737,044
Victrex plc	13,754	489,882

		10,770,636

Commercial Services & Supplies—0.4%
Babcock International Group plc	73,929	700,747
Copart, Inc. (b)	1,900	82,061
Deluxe Corp.	14,500	1,114,180
Edenred	33,826	979,957
Pitney Bowes, Inc.	71,087	794,753
Societe BIC S.A.	4,364	479,871
Transcontinental, Inc. - Class A	18,900	373,489
Waste Connections, Inc.	2,250	159,594

		4,684,652

Communications Equipment—0.3%
Cisco Systems, Inc.	65,400	2,504,820
F5 Networks, Inc. (b)	3,800	498,636
Juniper Networks, Inc.	30,600	872,100
Ubiquiti Networks, Inc. (a) (b)	2,400	170,448

		4,046,004

Construction & Engineering—0.1%
Kajima Corp.	37,000	355,601
Maeda Road Construction Co., Ltd.	18,000	412,675
Nichireki Co., Ltd.	2,000	25,727
Nippo Corp.	5,000	116,827
Taisei Corp.	6,300	313,363

		1,224,193

Construction Materials—0.0%
Eagle Materials, Inc.	2,700	305,910

Consumer Finance—0.7%
Ally Financial, Inc.	6,100	177,876
American Express Co.	31,500	3,128,265
Capital One Financial Corp.	17,200	1,712,776
Credit Acceptance Corp. (a) (b)	2,600	841,048
Discover Financial Services	27,000	2,076,840
Gentera S.A.B. de C.V.	94,200	78,282
Synchrony Financial	30,900	1,193,049

		9,208,136

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Containers & Packaging—0.0%
Packaging Corp. of America	2,000	$241,100

Distributors—0.1%
Inchcape plc	42,236	445,294
Jardine Cycle & Carriage, Ltd.	5,200	158,043

		603,337

Diversified Consumer Services—0.1%
H&R Block, Inc. (a)	52,900	1,387,038

Diversified Financial Services—0.2%
Berkshire Hathaway, Inc. - Class B (b)	4,100	812,702
Corp. Financiera Alba S.A.	1,850	105,818
Industrivarden AB - C Shares	15,514	382,028
Investor AB - B Shares	17,853	811,915

		2,112,463

Diversified Telecommunication Services—1.4%
AT&T, Inc.	103,611	4,028,396
BCE, Inc.	22,800	1,095,198
BT Group plc	313,423	1,147,579
Chunghwa Telecom Co., Ltd.	160,000	569,739
Nippon Telegraph & Telephone Corp.	47,300	2,225,728
Proximus SADP	19,626	644,175
Singapore Telecommunications, Ltd.	579,400	1,550,786
Swisscom AG	3,184	1,692,469
Telekomunikasi Indonesia Persero Tbk PT	1,760,200	572,888
Telstra Corp., Ltd.	577,180	1,633,876
Verizon Communications, Inc.	28,000	1,482,040
Verizon Communications, Inc. (London Listed Shares)	10,693	565,980

		17,208,854

Electric Utilities—0.1%
CK Infrastructure Holdings, Ltd.	48,000	412,062
EDP - Energias de Portugal S.A.	71,130	246,209
Enel Americas S.A. (ADR)	31,502	351,877
Red Electrica Corp. S.A.	34,069	763,934

		1,774,082

Electrical Equipment—0.3%
Emerson Electric Co.	23,800	1,658,622
Hubbell, Inc.	5,900	798,506
Rockwell Automation, Inc.	4,200	824,670
Vestas Wind Systems A/S	9,486	650,231

		3,932,029

Electronic Equipment, Instruments & Components—0.1%
Amphenol Corp. - Class A	3,200	280,960
Elite Material Co., Ltd.	52,000	177,249
Jabil, Inc.	14,100	370,125
Sanmina Corp. (b)	8,800	290,400
Tech Data Corp. (b)	3,800	372,286
Vishay Intertechnology, Inc.	11,200	232,400

		1,723,420

Energy Equipment & Services—0.3%
CARBO Ceramics, Inc. (a) (b)	9,500	96,710
Diamond Offshore Drilling, Inc. (a) (b)	21,800	405,262
Dril-Quip, Inc. (a) (b)	6,000	286,200
Ensco plc - Class A (a)	68,600	405,426
Noble Corp. plc (b)	48,800	220,576
Precision Drilling Corp. (b)	61,000	184,893
Rowan Cos. plc - Class A (a) (b)	28,800	451,008
Subsea 7 S.A. (a)	24,256	363,420
Transocean, Ltd. (a) (b)	53,600	572,448
Unit Corp. (b)	3,000	66,000

		3,051,943

Equity Real Estate Investment Trusts—0.3%
BWP Trust	41,580	100,122
Canadian Real Estate Investment Trust	2,900	106,818
CBL & Associates Properties, Inc. (a)	56,570	320,186
Charter Hall Group	68,561	321,311
Host Hotels & Resorts, Inc.	51,700	1,026,245
Mapletree Greater China Commercial Trust	110,800	101,939
Park Hotels & Resorts, Inc.	29,300	842,375
Public Storage	1,800	376,200
Quality Care Properties, Inc. (b)	11,700	161,577

		3,356,773

Food & Staples Retailing—0.4%
CVS Health Corp.	35,800	2,595,500
Distribuidora Internacional de Alimentacion S.A.	57,887	298,444
J Sainsbury plc	52,558	171,105
North West Co., Inc. (The)	2,900	69,374
Walgreens Boots Alliance, Inc.	24,900	1,808,238

		4,942,661

Food Products—1.1%
Archer-Daniels-Midland Co.	37,600	1,507,008
Campbell Soup Co. (a)	49,500	2,381,445
General Mills, Inc. (a)	38,000	2,253,020
Hershey Co. (The)	8,400	953,484
Kellogg Co.	13,100	890,538
Leroy Seafood Group ASA	65,836	352,635
Mitsui Sugar Co., Ltd.	6,000	253,364
Nestle S.A.	41,545	3,570,050
Pilgrim’s Pride Corp. (b)	7,900	245,374
Salmar ASA	14,131	422,246
Sanderson Farms, Inc.	3,800	527,364
WH Group, Ltd. (144A)	618,500	697,171

		14,053,699

Health Care Equipment & Supplies—0.1%
Edwards Lifesciences Corp. (b)	3,100	349,401
Hoya Corp.	8,000	399,743
ResMed, Inc.	3,800	321,822
Sonova Holding AG	2,651	413,904
Varian Medical Systems, Inc. (b)	2,800	311,220

		1,796,090

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—1.0%
AmerisourceBergen Corp.	6,000	$550,920
Express Scripts Holding Co. (b)	39,500	2,948,280
HCA Healthcare, Inc. (b)	16,600	1,458,144
Humana, Inc.	3,700	917,859
McKesson Corp.	13,400	2,089,730
Quest Diagnostics, Inc. (a)	7,979	785,852
Triple-S Management Corp. - Class B (b)	2,900	72,065
UnitedHealth Group, Inc.	14,900	3,284,854

		12,107,704

Health Care Technology—0.1%
AGFA-Gevaert NV (b)	26,049	121,478
Cerner Corp. (b)	9,900	667,161

		788,639

Hotels, Restaurants & Leisure—0.3%
Brinker International, Inc.	16,400	636,976
Cracker Barrel Old Country Store, Inc. (a)	2,100	333,669
Domino’s Pizza, Inc. (a)	1,400	264,544
McDonald’s Corp.	13,500	2,323,620
Restaurant Brands International, Inc.	8,300	510,216

		4,069,025

Household Durables—0.2%
Garmin, Ltd.	14,900	887,593
Haseko Corp.	13,700	212,045
JM AB	17,208	391,485
Sony Corp.	18,200	817,526
Token Corp.	2,000	236,313
Tupperware Brands Corp.	7,851	492,257

		3,037,219

Household Products—1.0%
Church & Dwight Co., Inc.	10,000	501,700
Clorox Co. (The)	5,900	877,566
Colgate-Palmolive Co.	18,900	1,426,005
Energizer Holdings, Inc. (a)	14,800	710,104
Kimberly-Clark Corp.	20,900	2,521,794
Procter & Gamble Co. (The)	45,159	4,149,209
Reckitt Benckiser Group plc	17,468	1,631,670

		11,818,048

Industrial Conglomerates—0.4%
3M Co.	9,700	2,283,089
Carlisle Cos., Inc.	10,000	1,136,500
Hopewell Holdings, Ltd.	26,500	97,392
Shanghai Industrial Holdings, Ltd.	48,000	137,603
Sime Darby Bhd	313,400	170,719
Smiths Group plc	56,570	1,131,692

		4,956,995

Insurance—1.4%
Admiral Group plc	6,560	176,903
Aegon NV	28,089	179,019

Insurance—(Continued)
Aflac, Inc.	26,000	2,282,280
Ageas	8,497	414,790
American Equity Investment Life Holding Co.	12,700	390,271
American Financial Group, Inc.	9,300	1,009,422
American National Insurance Co.	812	104,139
Amtrust Financial Services, Inc. (a)	9,300	93,651
Assured Guaranty, Ltd.	10,200	345,474
Athene Holding, Ltd. - Class A (b)	27,100	1,401,341
AXA S.A.	51,514	1,526,795
Axis Capital Holdings, Ltd.	3,226	162,139
Beazley plc	28,226	202,368
Chesnara plc	7,256	38,137
CNA Financial Corp.	2,200	116,710
Everest Re Group, Ltd.	6,826	1,510,321
FBL Financial Group, Inc. - Class A	435	30,298
First American Financial Corp.	4,466	250,275
HCI Group, Inc. (a)	63	1,884
Legal & General Group plc	695,340	2,559,548
National Western Life Group, Inc. - Class A	700	231,714
NN Group NV	14,043	607,206
Primerica, Inc.	4,800	487,440
Principal Financial Group, Inc.	4,065	286,826
Sampo Oyj - A Shares	2,673	146,842
Swiss Re AG	14,493	1,356,643
Third Point Reinsurance, Ltd. (b)	28,600	418,990
Universal Insurance Holdings, Inc. (a)	7,759	212,209
Validus Holdings, Ltd.	7,100	333,132

		16,876,767

Internet & Direct Marketing Retail—0.3%
Amazon.com, Inc. (b)	3,200	3,742,304

Internet Software & Services—1.3%
Alphabet, Inc. - Class A (b)	4,200	4,424,280
Alphabet, Inc. - Class C (b)	4,360	4,562,304
Auto Trader Group plc (144A)	61,565	292,246
carsales.com, Ltd.	39,863	449,425
eBay, Inc. (b)	27,500	1,037,850
Facebook, Inc. - Class A (b)	24,700	4,358,562
Kakaku.com, Inc.	11,800	199,560
Mixi, Inc.	15,300	687,247
NetEnt AB (b)	43,748	301,294

		16,312,768

IT Services—1.2%
Amdocs, Ltd.	5,003	327,596
Automatic Data Processing, Inc.	9,600	1,125,024
CGI Group, Inc. - Class A (b)	14,168	769,829
Cognizant Technology Solutions Corp. - Class A	23,400	1,661,868
Infosys, Ltd. (ADR) (a)	38,100	617,982
International Business Machines Corp.	19,900	3,053,058
Jack Henry & Associates, Inc.	2,400	280,704
Kanematsu Electronics, Ltd.	5,100	153,021
MasterCard, Inc. - Class A	12,200	1,846,592
Paychex, Inc.	8,700	592,296
PayPal Holdings, Inc. (b)	9,800	721,476

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Visa, Inc. - Class A	26,800	$3,055,736
Western Union Co. (The) (a)	19,000	361,190

		14,566,372

Leisure Products—0.2%
Hasbro, Inc. (a)	18,800	1,708,732
Sega Sammy Holdings, Inc.	18,300	226,744

		1,935,476

Life Sciences Tools & Services—0.1%
Bio-Techne Corp.	1,200	155,460
Charles River Laboratories International, Inc. (b)	5,600	612,920
Waters Corp. (b)	3,600	695,484

		1,463,864

Machinery—1.1%
Atlas Copco AB - A Shares	40,187	1,730,843
Crane Co.	3,700	330,114
Cummins, Inc.	6,700	1,183,488
Daiwa Industries, Ltd.	2,000	22,927
Donaldson Co., Inc.	11,600	567,820
Fortive Corp.	11,100	803,085
Graco, Inc.	9,300	420,546
Greenbrier Cos., Inc. (The) (a)	8,200	437,060
IDEX Corp.	2,429	320,555
Illinois Tool Works, Inc.	4,700	784,195
IMI plc	22,429	401,495
Ingersoll-Rand plc	7,200	642,168
JTEKT Corp.	24,100	414,256
Kone Oyj - Class B	24,500	1,314,700
Kyokuto Kaihatsu Kogyo Co., Ltd.	3,000	52,895
Lincoln Electric Holdings, Inc.	5,400	494,532
Mitsubishi Heavy Industries, Ltd.	6,200	231,471
Shinmaywa Industries, Ltd.	17,000	161,873
SMC Corp.	1,600	658,857
Snap-on, Inc. (a)	5,000	871,500
Spirax-Sarco Engineering plc	3,804	287,898
Takeuchi Manufacturing Co., Ltd.	9,400	223,429
Toro Co. (The)	7,916	516,361
Yangzijiang Shipbuilding Holdings, Ltd.	359,500	395,097
Zardoya Otis S.A.	47,283	517,096

		13,784,261

Media—1.3%
AMC Networks, Inc. - Class A (b)	16,900	913,952
Comcast Corp. - Class A	20,600	825,030
CTS Eventim AG & Co. KGaA	8,330	387,724
Discovery Communications, Inc. - Class A (a) (b)	19,600	438,648
Gannett Co., Inc.	18,487	214,264
Gray Television, Inc. (b)	13,700	229,475
ITV plc	263,011	585,566
Mediaset Espana Comunicacion S.A. (a)	34,052	381,781
Meredith Corp. (a)	2,200	145,310
Metropole Television S.A.	12,456	321,798
Omnicom Group, Inc. (a)	17,100	1,245,393

Media—(Continued)
ProSiebenSat.1 Media SE	21,641	745,112
Publicis Groupe S.A.	33,705	2,289,803
RTL Group S.A. (b)	3,953	317,466
Sinclair Broadcast Group, Inc. - Class A	7,600	287,660
SKY Network Television, Ltd.	27,790	55,322
TEGNA, Inc.	49,200	692,736
Viacom, Inc. - Class B	31,600	973,596
Walt Disney Co. (The)	25,900	2,784,509
WPP plc	142,248	2,577,903

		16,413,048

Metals & Mining—0.8%
Acacia Mining plc	121,820	324,621
Alacer Gold Corp. (a) (b)	53,400	94,735
Alcoa Corp. (b)	9,600	517,152
APERAM S.A.	1,936	99,655
ArcelorMittal (b)	9,472	306,753
Argonaut Gold, Inc. (b)	45,200	86,301
BHP Billiton, Ltd.	43,449	1,000,121
Centerra Gold, Inc. (b)	23,200	118,861
Dowa Holdings Co., Ltd.	5,000	204,203
Eldorado Gold Corp.	39,900	57,771
Ferrexpo plc	78,610	309,138
Fortescue Metals Group, Ltd.	155,224	589,844
Goldcorp, Inc.	30,200	385,128
Highland Gold Mining, Ltd.	5,802	13,360
Lundin Mining Corp.	48,200	320,566
Nevsun Resources, Ltd.	8,300	20,205
Nippon Steel & Sumitomo Metal Corp.	12,200	313,143
OZ Minerals, Ltd.	39,023	278,361
Perseus Mining, Ltd. (b)	275,211	80,233
Rio Tinto plc	27,662	1,459,922
Rio Tinto, Ltd.	30,419	1,795,210
Tahoe Resources, Inc.	62,400	299,341
Teck Resources, Ltd. - Class B	39,400	1,030,293
Troy Resources, Ltd. (b)	2,277	174
Yamana Gold, Inc.	70,300	219,233
Yamato Kogyo Co., Ltd.	3,600	104,345

		10,028,669

Multi-Utilities—0.2%
A2A S.p.A.	258,093	477,135
Centrica plc	457,005	846,171
Engie S.A.	42,504	730,278

		2,053,584

Multiline Retail—0.4%
Big Lots, Inc. (a)	6,500	364,975
Kohl’s Corp. (a)	16,100	873,103
Macy’s, Inc. (a)	13,900	350,141
Marks & Spencer Group plc	117,464	498,175
Next plc	15,612	955,902
Nordstrom, Inc. (a)	5,600	265,328
Target Corp.	15,000	978,750

		4,286,374

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—2.5%
Antero Resources Corp. (a) (b)	13,000	$247,000
Athabasca Oil Corp. (b)	111,300	94,742
Baytex Energy Corp. (a) (b)	83,800	251,333
Bill Barrett Corp. (b)	19,300	99,009
Birchcliff Energy, Ltd. (a)	32,200	112,713
Bonavista Energy Corp.	107,900	193,138
Cairn Energy plc (b)	17,935	51,345
Callon Petroleum Co. (a) (b)	26,000	315,900
Cardinal Energy, Ltd.	4,610	18,667
Cenovus Energy, Inc.	64,500	589,069
Chevron Corp.	13,681	1,712,724
Crescent Point Energy Corp.	32,800	249,979
Crew Energy, Inc. (b)	59,300	148,604
Eni S.p.A.	58,313	964,313
EQT Midstream Partners LP	2,100	153,510
Exxon Mobil Corp.	80,500	6,733,020
Gazprom PJSC (ADR)	131,280	578,945
Gener8 Maritime, Inc. (b)	22,100	146,302
Gran Tierra Energy, Inc. (b)	70,700	190,890
Hess Corp. (a)	9,300	441,471
Husky Energy, Inc. (b)	41,100	580,370
Imperial Oil, Ltd.	18,700	583,613
Inpex Corp.	130,800	1,636,795
International Seaways, Inc. (b)	12,500	230,750
Iron Bridge Resources, Inc. (a) (b)	46,700	26,749
Japan Petroleum Exploration Co., Ltd.	14,200	375,975
JXTG Holdings, Inc.	41,500	268,142
Lukoil PJSC (ADR)	4,708	271,416
Marathon Oil Corp. (a)	36,300	614,559
MEG Energy Corp. (b)	65,500	267,836
Murphy Oil Corp. (a)	13,400	416,070
Obsidian Energy, Ltd. (b)	82,900	102,883
OMV AG	11,141	705,847
Ophir Energy plc (a) (b)	56,771	51,745
Pengrowth Energy Corp. (a) (b)	124,100	98,727
QEP Resources, Inc. (b)	17,900	171,303
Renewable Energy Group, Inc. (a) (b)	8,200	96,760
Repsol S.A.	90,399	1,597,678
Royal Dutch Shell plc - A Shares	55,724	1,865,460
Royal Dutch Shell plc - B Shares	41,460	1,398,318
Santos, Ltd. (b)	59,168	250,916
Scorpio Tankers, Inc.	21,600	65,880
SK Innovation Co., Ltd.	1,179	224,508
Spectra Energy Partners L.P.	13,000	514,020
Surge Energy, Inc. (a)	69,900	116,222
Tatneft PJSC (ADR)	7,655	384,893
Teekay Tankers, Ltd. - Class A	69,400	97,160
Tethys Oil AB	6,434	51,401
Total Gabon	33	5,733
Total S.A.	36,697	2,024,768
Tourmaline Oil Corp. (b)	11,100	201,160
United Tractors Tbk PT	173,900	453,196
Valero Energy Corp. (a)	7,400	680,134
Whiting Petroleum Corp. (a) (b)	11,349	300,522
Woodside Petroleum, Ltd.	36,291	937,966

		30,962,149

Paper & Forest Products—0.2%
Mondi plc	31,487	820,910
OJI Holdings Corp.	34,000	226,017
UPM-Kymmene Oyj	32,281	1,001,626
West Fraser Timber Co., Ltd.	3,700	228,329

		2,276,882

Personal Products—0.6%
Edgewell Personal Care Co. (a) (b)	18,800	1,116,532
Nu Skin Enterprises, Inc. - Class A	3,600	245,628
Unilever NV	61,263	3,442,021
Unilever plc	37,024	2,051,114
USANA Health Sciences, Inc. (b)	5,000	370,250

		7,225,545

Pharmaceuticals—3.4%
Astellas Pharma, Inc.	133,000	1,689,247
Bayer AG	2,446	304,221
Eli Lilly & Co.	27,500	2,322,650
GlaxoSmithKline plc	121,642	2,151,585
Indivior plc (b)	117,501	639,635
Ipsen S.A.	1,176	140,468
Jazz Pharmaceuticals plc (b)	4,900	659,785
Johnson & Johnson	46,800	6,538,896
Kaken Pharmaceutical Co., Ltd.	9,200	474,834
Lannett Co., Inc. (a) (b)	6,000	139,200
Mallinckrodt plc (b)	18,200	410,592
Merck & Co., Inc.	77,100	4,338,417
Mitsubishi Tanabe Pharma Corp.	16,600	342,177
Mylan NV (b)	28,100	1,188,911
Novartis AG	46,332	3,916,988
Novo Nordisk A/S - Class B	48,080	2,584,068
Pfizer, Inc.	141,200	5,114,264
Recordati S.p.A.	11,037	490,279
Roche Holding AG	18,819	4,760,139
Sanofi	22,513	1,938,450
Taro Pharmaceutical Industries, Ltd. (a) (b)	2,733	286,172
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	61,700	1,169,215
Valeant Pharmaceuticals International, Inc. (b)	12,500	260,541

		41,860,734

Professional Services—0.3%
Dun & Bradstreet Corp. (The)	6,900	817,029
Equifax, Inc.	3,200	377,344
Intertek Group plc	9,704	679,752
Nielsen Holdings plc (a)	16,000	582,400
Seek, Ltd.	17,813	263,668
SGS S.A.	242	630,804

		3,350,997

Real Estate Management & Development—0.4%
CapitaLand, Ltd.	249,400	657,072
Deutsche EuroShop AG	8,560	348,459
Goldcrest Co., Ltd.	6,300	126,972
Henderson Land Development Co., Ltd.	50,436	332,413
Hongkong Land Holdings, Ltd.	54,200	381,127

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Hysan Development Co., Ltd.	24,000	$127,387
Sino Land Co., Ltd.	182,000	322,224
Sun Hung Kai Properties, Ltd.	32,000	533,051
Swire Pacific, Ltd. - Class A	28,500	263,791
Swire Properties, Ltd.	59,600	192,226
UOL Group, Ltd.	6,300	41,771
Wharf Holdings, Ltd. (The)	52,000	179,813
Wharf Real Estate Investment Co., Ltd. (b)	52,000	346,096
Wheelock & Co., Ltd.	56,000	400,116
Yanlord Land Group, Ltd.	147,400	178,512

		4,431,030

Road & Rail—0.7%
Canadian National Railway Co.	21,300	1,756,360
Central Japan Railway Co.	13,800	2,469,705
ComfortDelGro Corp., Ltd.	243,500	360,083
Landstar System, Inc.	1,700	176,970
Norfolk Southern Corp.	6,400	927,360
Union Pacific Corp.	18,400	2,467,440
Utoc Corp.	3,700	17,727

		8,175,645

Semiconductors & Semiconductor Equipment—1.4%
Applied Materials, Inc.	22,000	1,124,640
Cirrus Logic, Inc. (b)	10,888	564,652
Dialog Semiconductor plc (b)	16,185	501,325
Intel Corp.	113,000	5,216,080
KLA-Tencor Corp.	12,400	1,302,868
Lam Research Corp.	6,700	1,233,269
Maxim Integrated Products, Inc.	19,900	1,040,372
Melexis NV	3,316	335,144
Micron Technology, Inc. (b)	31,600	1,299,392
NVIDIA Corp. (a)	2,600	503,100
QUALCOMM, Inc.	8,200	524,964
Radiant Opto-Electronics Corp.	45,000	106,695
Skyworks Solutions, Inc.	10,700	1,015,965
Synaptics, Inc. (a) (b)	8,000	319,520
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	16,000	634,400
Ulvac, Inc.	5,600	350,226
Xilinx, Inc.	11,200	755,104

		16,827,716

Software—1.8%
Adobe Systems, Inc. (b)	900	157,716
ANSYS, Inc. (b)	2,500	368,975
CA, Inc.	18,200	605,696
Check Point Software Technologies, Ltd. (b)	13,400	1,388,508
Citrix Systems, Inc. (b)	14,500	1,276,000
Dassault Systemes SE	2,656	282,084
Gemalto NV	2,882	171,169
GungHo Online Entertainment, Inc. (a)	182,100	500,408
Intuit, Inc.	4,800	757,344
Microsoft Corp.	96,300	8,237,502
Nexon Co., Ltd. (b)	56,200	1,633,180
Oracle Corp.	77,700	3,673,656

Software—(Continued)
Oracle Corp. Japan	2,500	207,292
Playtech plc	22,882	265,069
SAP SE	14,596	1,636,647
Trend Micro, Inc.	6,700	379,470
VMware, Inc. - Class A (a) (b)	5,900	739,388

		22,280,104

Specialty Retail—0.8%
ABC-Mart, Inc.	7,600	436,228
Adastria Co., Ltd.	8,200	165,880
Bed Bath & Beyond, Inc.	29,100	639,909
Best Buy Co., Inc.	8,800	602,536
Buckle, Inc. (The) (a)	17,605	418,119
Cato Corp. (The) - Class A	3,700	58,904
Chico’s FAS, Inc.	45,100	397,782
Dick’s Sporting Goods, Inc.	21,000	603,540
DSW, Inc. - Class A	15,000	321,150
Dunelm Group plc	11,669	108,643
Foot Locker, Inc.	8,400	393,792
GameStop Corp. - Class A (a)	23,500	421,825
Gap, Inc. (The)	19,000	647,140
Halfords Group plc	20,463	96,508
Home Depot, Inc. (The)	2,800	530,684
JD Sports Fashion plc	45,188	204,878
Michaels Cos., Inc. (The) (b)	19,200	464,448
Sally Beauty Holdings, Inc. (b)	32,013	600,564
Shimamura Co., Ltd.	3,100	340,974
Signet Jewelers, Ltd. (a)	10,900	616,395
TJX Cos., Inc. (The)	12,400	948,104
Truworths International, Ltd.	33,867	258,040
USS Co., Ltd.	9,700	205,204
Williams-Sonoma, Inc. (a)	7,200	372,240

		9,853,487

Technology Hardware, Storage & Peripherals—1.8%
Apple, Inc.	73,700	12,472,251
Catcher Technology Co., Ltd.	49,000	537,750
Foxconn Technology Co., Ltd.	112,000	319,855
Hewlett Packard Enterprise Co.	70,900	1,018,124
HP, Inc.	125,200	2,630,452
NCR Corp. (b)	9,600	326,304
NEC Corp.	7,200	194,288
Neopost S.A.	9,573	274,830
NetApp, Inc.	9,200	508,944
Samsung Electronics Co., Ltd.	285	677,110
Seagate Technology plc (a)	23,000	962,320
Western Digital Corp.	17,600	1,399,728
Xerox Corp.	17,500	510,125

		21,832,081

Textiles, Apparel & Luxury Goods—0.3%
Bijou Brigitte AG	106	6,293
Burberry Group plc	29,763	719,548
Carter’s, Inc.	4,400	516,956
Fujibo Holdings, Inc.	2,000	65,953

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
Hermes International	530	$283,705
LVMH Moet Hennessy Louis Vuitton SE	1,259	369,831
Michael Kors Holdings, Ltd. (b)	5,100	321,045
Moncler S.p.A.	23,125	722,485
Pandora A/S	7,556	822,316
Steven Madden, Ltd. (b)	7,594	354,640
Van de Velde NV	570	30,344

		4,213,116

Thrifts & Mortgage Finance—0.1%
Essent Group, Ltd. (b)	12,461	541,057
Genworth MI Canada, Inc. (a)	17,400	602,148

		1,143,205

Tobacco—0.8%
Altria Group, Inc.	28,500	2,035,185
British American Tobacco Malaysia Bhd	9,600	94,887
British American Tobacco plc	22,003	1,484,993
Imperial Brands plc	17,658	754,615
KT&G Corp.	505	54,494
Philip Morris International, Inc.	30,400	3,211,760
Scandinavian Tobacco Group A/S (144A)	16,432	317,803
Swedish Match AB	36,326	1,429,821
Universal Corp.	5,300	278,250

		9,661,808

Trading Companies & Distributors—0.2%
Inaba Denki Sangyo Co., Ltd.	1,300	60,606
ITOCHU Corp.	46,200	862,592
Kanamoto Co., Ltd.	2,400	74,453
Marubeni Corp.	31,900	231,632
Mitsubishi Corp.	21,900	605,244
Mitsui & Co., Ltd.	36,000	584,669
Sumitomo Corp.	19,300	327,140
Wakita & Co., Ltd.	17,200	210,305

		2,956,641

Transportation Infrastructure—0.1%
ASTM S.p.A.	7,020	203,875
Grupo Aeroportuario del Sureste S.A.B. de C.V. (ADR)	327	59,681
Societa Iniziative Autostradali e Servizi S.p.A.	14,279	265,621
TAV Havalimanlari Holding A/S	29,069	172,244
Zhejiang Expressway Co., Ltd. - Class H	118,000	129,731

		831,152

Water Utilities—0.0%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	16,700	174,515
Guangdong Investment, Ltd.	122,000	163,310

		337,825

Wireless Telecommunication Services—0.4%
China Mobile, Ltd.	27,500	278,362
KDDI Corp.	76,100	1,894,688

Wireless Telecommunication Services—(Continued)
NTT DoCoMo, Inc.	109,600	2,588,948
SK Telecom Co., Ltd.	1,058	263,965
Vodacom Group, Ltd.	21,666	254,573

		5,280,536

Total Common Stocks (Cost $467,083,411)		520,682,985

Corporate Bonds & Notes—32.0%

Aerospace/Defense—0.5%
Lockheed Martin Corp. 4.700%, 05/15/46	2,970,000	3,465,135
Rockwell Collins, Inc. 3.500%, 03/15/27	3,215,000	3,273,438

		6,738,573

Agriculture—1.1%
Altria Group, Inc. 4.750%, 05/05/21	660,000	707,771
BAT Capital Corp. 3.222%, 08/15/24 (144A)	8,350,000	8,349,669
Bunge, Ltd. Finance Corp. 3.000%, 09/25/22	820,000	813,893
Philip Morris International, Inc. 1.625%, 02/21/19	2,115,000	2,104,235
Reynolds American, Inc. 4.000%, 06/12/22	1,070,000	1,117,967

		13,093,535

Auto Manufacturers—0.2%
General Motors Financial Co., Inc. 4.375%, 09/25/21	2,150,000	2,261,564

Banks—9.7%
Banco Santander S.A. 3.125%, 02/23/23	3,600,000	3,581,680
Bank of America Corp. 3.004%, 3M USD LIBOR + 0.790%, 12/20/23 (144A) (c)	1,134,000	1,136,912
3.300%, 01/11/23	1,410,000	1,442,430
3.705%, 3M USD LIBOR + 1.512%, 04/24/28 (c)	4,775,000	4,901,032
4.443%, 3M USD LIBOR + 1.990%, 01/20/48 (c)	2,010,000	2,265,184
Bank of Nova Scotia (The) 4.650%, 10/12/22 (c)	2,915,000	2,897,656
Banque Federative du Credit Mutuel S.A. 2.700%, 07/20/22 (144A)	3,159,000	3,139,378
Barclays Bank plc 5.140%, 10/14/20	940,000	995,418
10.179%, 06/12/21 (144A)	625,000	761,708
BB&T Corp. 2.159%, 3M USD LIBOR + 0.570%, 06/15/20 (c)	4,615,000	4,641,346
2.850%, 10/26/24	8,730,000	8,666,431
BPCE S.A. 3.000%, 05/22/22 (144A)	3,465,000	3,463,080

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Capital One Financial Corp. 3.050%, 03/09/22	3,330,000	$3,353,335
3.200%, 02/05/25	970,000	960,512
Capital One N.A. 2.950%, 07/23/21	860,000	865,123
Citigroup, Inc. 3.300%, 04/27/25	2,775,000	2,800,874
3.887%, 3M USD LIBOR + 1.563%, 01/10/28 (c)	6,000,000	6,210,491
Cooperative Rabobank UA 3.875%, 02/08/22	700,000	735,270
Credit Suisse Group AG 2.997%, 3M USD LIBOR + 1.200%, 12/14/23 (144A) (c)	3,315,000	3,276,066
3.574%, 01/09/23 (144A)	1,410,000	1,433,563
Danske Bank A/S 2.800%, 03/10/21 (144A)	3,275,000	3,298,331
Discover Bank 3.200%, 08/09/21	1,000,000	1,014,437
Fifth Third Bank 2.265%, 3M USD LIBOR + 0.590%, 09/27/19 (c)	1,540,000	1,549,749
3.850%, 03/15/26	1,435,000	1,480,393
First Republic Bank 4.625%, 02/13/47	1,945,000	2,080,113
Goldman Sachs Group, Inc. (The) 2.875%, 02/25/21	194,000	195,434
2.905%, 3M USD LIBOR + 0.990%, 07/24/23 (a) (c)	2,080,000	2,065,475
3.272%, 3M USD LIBOR + 1.201%, 09/29/25 (c)	2,405,000	2,395,310
3.625%, 01/22/23	3,440,000	3,553,631
3.750%, 05/22/25	570,000	587,243
5.250%, 07/27/21	1,460,000	1,582,334
5.750%, 01/24/22	2,000,000	2,217,661
HSBC Holdings plc 2.650%, 01/05/22	1,885,000	1,872,488
4.875%, 01/14/22	1,555,000	1,673,077
ING Bank NV 2.750%, 03/22/21 (144A)	400,000	402,727
ING Groep NV 3.150%, 03/29/22 (a)	670,000	678,012
JPMorgan Chase & Co. 2.950%, 10/01/26	1,250,000	1,227,801
2.972%, 01/15/23	1,770,000	1,784,843
M&T Bank Corp. 5.125%, 3M USD LIBOR + 3.520%, 11/01/26 (c)	1,799,000	1,918,274
Manufacturers & Traders Trust Co. 3.400%, 08/17/27	3,771,000	3,814,949
Morgan Stanley 3.750%, 02/25/23	1,140,000	1,181,452
3.875%, 01/27/26	6,727,000	7,011,999
4.000%, 07/23/25	785,000	821,935
PNC Bank N.A. 2.950%, 02/23/25	2,425,000	2,420,100
3.100%, 10/25/27	4,100,000	4,093,907
3.250%, 06/01/25	1,290,000	1,309,258
Royal Bank of Scotland Group plc 3.875%, 09/12/23	2,415,000	2,455,917
Standard Chartered plc 2.100%, 08/19/19 (144A)	1,585,000	1,574,954

Banks—(Continued)
SunTrust Banks, Inc. 2.700%, 01/27/22	1,690,000	1,689,941
UBS Group Funding Switzerland AG 3.491%, 05/23/23 (144A)	961,000	976,293
4.125%, 09/24/25 (144A)	3,210,000	3,368,746

		119,824,273

Beverages—0.1%
PepsiCo, Inc. 4.000%, 05/02/47	1,165,000	1,240,974

Biotechnology—0.2%
Amgen, Inc. 2.650%, 05/11/22	310,000	309,166
3.875%, 11/15/21	955,000	998,153
4.500%, 03/15/20	900,000	940,002
5.750%, 03/15/40	605,000	750,179

		2,997,500

Building Materials—0.5%
Boral Finance Pty, Ltd. 3.000%, 11/01/22 (144A)	3,495,000	3,464,421
Johnson Controls International plc 3.750%, 12/01/21	660,000	682,695
4.500%, 02/15/47	215,000	236,197
Martin Marietta Materials, Inc. 2.126%, 12/20/19 (c)	1,500,000	1,502,444

		5,885,757

Chemicals—0.4%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P. 2.450%, 05/01/20 (144A)	500,000	500,035
Sherwin-Williams Co. (The) 3.450%, 06/01/27 (a)	4,505,000	4,577,060

		5,077,095

Commercial Services—0.1%
Moody’s Corp. 2.750%, 12/15/21	1,240,000	1,241,555

Computers—0.2%
Hewlett Packard Enterprise Co. 3.600%, 10/15/20	2,285,000	2,332,982

Diversified Financial Services—0.1%
Capital One Bank USA N.A. 3.375%, 02/15/23	1,225,000	1,237,091
HSBC Finance Corp. 6.676%, 01/15/21	352,000	391,356

		1,628,447

Electric—0.7%
Berkshire Hathaway Energy Co. 6.500%, 09/15/37	345,000	483,844

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Duke Energy Carolinas LLC 4.300%, 06/15/20	540,000	$565,592
Duke Energy Florida LLC 6.400%, 06/15/38	1,925,000	2,709,178
Duke Energy Ohio, Inc. 3.700%, 06/15/46	660,000	671,020
Electricite de France S.A. 6.500%, 01/26/19 (144A)	180,000	188,269
PPL Electric Utilities Corp. 4.750%, 07/15/43	625,000	743,679
Public Service Co. of Colorado 4.750%, 08/15/41	1,065,000	1,239,061
Southern California Edison Co. 4.500%, 09/01/40	1,025,000	1,154,669
5.500%, 03/15/40	335,000	429,031

		8,184,343

Electronics—0.2%
Amphenol Corp. 3.200%, 04/01/24	1,001,000	1,007,768
Fortive Corp. 2.350%, 06/15/21	870,000	862,387
Keysight Technologies, Inc. 4.600%, 04/06/27	990,000	1,041,971

		2,912,126

Environmental Control—0.4%
Waste Management, Inc. 3.150%, 11/15/27 (a)	4,905,000	4,902,219

Food—0.4%
Kroger Co. (The) 4.450%, 02/01/47	1,410,000	1,407,866
5.000%, 04/15/42	260,000	276,241
5.150%, 08/01/43	740,000	800,278
Tyson Foods, Inc. 3.550%, 06/02/27	2,170,000	2,221,993

		4,706,378

Gas—0.0%
Nisource Finance Corp. 4.800%, 02/15/44	230,000	260,361

Healthcare-Products—0.6%
Abbott Laboratories 4.750%, 11/30/36	3,180,000	3,573,051
Becton Dickinson and Co. 3.363%, 06/06/24	3,890,000	3,900,868

		7,473,919

Healthcare-Services—0.2%
UnitedHealth Group, Inc. 1.700%, 02/15/19 (a)	2,435,000	2,426,162

Household Products/Wares—0.2%
Reckitt Benckiser Treasury Services plc 2.750%, 06/26/24 (144A)	2,585,000	2,528,980

Housewares—0.5%
Newell Brands, Inc. 3.850%, 04/01/23	2,851,000	2,950,102
4.200%, 04/01/26	2,880,000	3,007,896

		5,957,998

Insurance—1.5%
Aflac, Inc. 4.000%, 10/15/46	930,000	973,166
American International Group, Inc. 6.400%, 12/15/20	1,150,000	1,274,912
Arch Capital Finance LLC 5.031%, 12/15/46	1,280,000	1,487,724
Berkshire Hathaway Finance Corp. 4.400%, 05/15/42	425,000	478,921
Hartford Financial Services Group, Inc. (The) 6.625%, 03/30/40	945,000	1,314,493
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (144A)	120,000	128,341
Manulife Financial Corp. 4.061%, 5Y USD Swap + 1.647%, 02/24/32 (c)	970,000	977,317
Markel Corp. 3.500%, 11/01/27	1,500,000	1,492,382
Metropolitan Life Global Funding I 2.650%, 04/08/22 (144A)	1,455,000	1,454,746
Prudential Financial, Inc. 4.500%, 3M USD LIBOR + 2.380%, 09/15/47 (a) (c)	6,914,000	6,999,042
Sumitomo Life Insurance Co. 4.000%, 09/14/77 (144A) (c)	995,000	976,049
Swiss Re Treasury U.S. Corp. 4.250%, 12/06/42 (144A)	415,000	431,531

		17,988,624

Internet—0.2%
Amazon.com, Inc. 2.800%, 08/22/24 (144A)	2,830,000	2,821,398

Machinery-Diversified—0.1%
Roper Technologies, Inc. 2.800%, 12/15/21	705,000	706,242

Media—0.7%
COX Communications, Inc. 3.150%, 08/15/24 (144A)	5,000,000	4,924,423
Discovery Communications LLC 2.950%, 03/20/23	3,295,000	3,260,984

		8,185,407

Mining—0.5%
Barrick North America Finance LLC 5.750%, 05/01/43	1,580,000	1,984,118

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
BHP Billiton Finance USA, Ltd. 5.000%, 09/30/43	585,000	$717,237
Glencore Funding LLC 4.125%, 05/30/23 (144A)	3,145,000	3,253,503

		5,954,858

Miscellaneous Manufacturing—0.2%
Hexcel Corp. 3.950%, 02/15/27	1,382,000	1,408,887
Siemens Financieringsmaatschappij NV 2.700%, 03/16/22 (144A)	1,530,000	1,538,986

		2,947,873

Multi-National—0.1%
FMS Wertmanagement AoeR 1.625%, 11/20/18	1,215,000	1,211,988

Oil & Gas—3.2%
Anadarko Petroleum Corp. 3.450%, 07/15/24	1,000,000	995,862
4.850%, 03/15/21	485,000	512,178
5.550%, 03/15/26 (a)	2,014,000	2,259,676
Andeavor 3.800%, 04/01/28	720,000	721,721
4.500%, 04/01/48	1,245,000	1,259,108
Canadian Natural Resources, Ltd. 3.850%, 06/01/27	3,200,000	3,266,140
Cenovus Energy, Inc. 4.250%, 04/15/27 (a)	4,122,000	4,112,072
Concho Resources, Inc. 3.750%, 10/01/27	2,515,000	2,547,837
Continental Resources, Inc. 4.375%, 01/15/28 (144A)	2,610,000	2,576,592
Devon Energy Corp. 3.250%, 05/15/22 (a)	2,510,000	2,553,159
5.850%, 12/15/25	1,000,000	1,167,675
EQT Corp. 3.900%, 10/01/27	7,420,000	7,376,460
Marathon Petroleum Corp. 5.125%, 03/01/21	830,000	890,788
Nabors Industries, Inc. 5.500%, 01/15/23 (a)	905,000	877,850
Noble Energy, Inc. 4.150%, 12/15/21	1,255,000	1,307,735
5.050%, 11/15/44	1,030,000	1,103,284
6.000%, 03/01/41	350,000	413,940
Phillips 66 4.300%, 04/01/22	525,000	557,989
Shell International Finance B.V. 3.250%, 05/11/25	2,835,000	2,913,494
Valero Energy Corp. 3.400%, 09/15/26	155,000	155,630
6.625%, 06/15/37	905,000	1,192,712
9.375%, 03/15/19	343,000	371,484

		39,133,386

Packaging & Containers—0.1%
Packaging Corp. of America 2.450%, 12/15/20	1,020,000	1,021,431

Pharmaceuticals—1.2%
AbbVie, Inc. 2.900%, 11/06/22	2,000,000	2,005,817
3.600%, 05/14/25	255,000	262,159
Allergan Funding SCS 3.800%, 03/15/25 (a)	2,000,000	2,036,094
AmerisourceBergen Corp. 4.250%, 03/01/45	560,000	559,669
Cardinal Health, Inc. 3.079%, 06/15/24	1,435,000	1,412,631
EMD Finance LLC 2.400%, 03/19/20 (144A)	1,422,000	1,418,885
2.950%, 03/19/22 (144A)	1,168,000	1,173,016
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	3,910,000	3,848,461
Zoetis, Inc. 3.000%, 09/12/27	1,810,000	1,768,073

		14,484,805

Pipelines—1.5%
Enbridge, Inc. 6.000%, 3M USD LIBOR + 3.890%, 01/15/77 (c)	3,045,000	3,166,800
Energy Transfer L.P. 4.050%, 03/15/25	2,257,000	2,255,312
5.150%, 02/01/43	1,200,000	1,136,346
Fermaca Enterprises S de RL de C.V. 6.375%, 03/30/38 (144A)	445,440	479,071
MPLX L.P. 5.200%, 03/01/47	2,394,000	2,627,239
ONEOK Partners L.P. 3.375%, 10/01/22	857,000	863,005
8.625%, 03/01/19	145,000	154,768
Sabine Pass Liquefaction LLC 4.200%, 03/15/28	4,000,000	4,047,120
5.625%, 03/01/25	820,000	904,467
Williams Partners L.P. 4.000%, 09/15/25 (a)	2,605,000	2,665,471
5.400%, 03/04/44	555,000	622,917

		18,922,516

Real Estate Investment Trusts—2.3%
Alexandria Real Estate Equities, Inc. 3.900%, 06/15/23	410,000	423,727
4.500%, 07/30/29	540,000	572,421
American Campus Communities Operating Partnership L.P. 3.750%, 04/15/23	444,000	455,377
American Tower Corp. 3.375%, 10/15/26 (a)	6,435,000	6,322,285
Boston Properties L.P. 3.200%, 01/15/25	1,853,000	1,847,097
CBL & Associates L.P. 4.600%, 10/15/24 (a)	822,000	732,714
5.950%, 12/15/26 (a)	367,000	341,412

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Crown Castle International Corp. 3.200%, 09/01/24	2,235,000	$2,211,825
3.700%, 06/15/26	2,555,000	2,553,259
Digital Realty Trust L.P. 3.700%, 08/15/27	5,345,000	5,383,897
Duke Realty L.P. 3.375%, 12/15/27	1,095,000	1,096,822
ERP Operating L.P. 4.625%, 12/15/21	562,000	601,984
Ventas Realty L.P. 3.125%, 06/15/23	1,865,000	1,865,789
3.500%, 02/01/25	1,740,000	1,752,950
Vornado Realty L.P. 3.500%, 01/15/25	2,095,000	2,089,807

		28,251,366

Retail—1.0%
CVS Health Corp. 3.875%, 07/20/25	2,659,000	2,738,420
Home Depot, Inc. (The) 4.250%, 04/01/46	350,000	390,879
4.400%, 04/01/21	700,000	743,397
5.950%, 04/01/41	990,000	1,340,686
McDonald’s Corp. 3.500%, 07/15/20	466,000	479,830
4.875%, 12/09/45	1,324,000	1,533,786
Target Corp. 2.500%, 04/15/26 (a)	1,675,000	1,610,450
Wal-Mart Stores, Inc. 3.625%, 12/15/47 (a)	3,548,000	3,717,053

		12,554,501

Semiconductors—0.2%
Analog Devices, Inc. 3.125%, 12/05/23	2,355,000	2,359,773

Software—0.5%
Microsoft Corp. 2.875%, 02/06/24	1,535,000	1,557,222
3.300%, 02/06/27	795,000	820,043
4.100%, 02/06/37	2,505,000	2,796,851
VMware, Inc. 2.300%, 08/21/20	1,252,000	1,244,901

		6,419,017

Telecommunications—2.1%
AT&T, Inc. 4.100%, 02/15/28 (144A)	1,365,000	1,369,516
4.900%, 08/14/37	6,595,000	6,678,062
5.150%, 03/15/42	2,208,000	2,290,951
Deutsche Telekom International Finance B.V. 2.063%, 3M USD LIBOR + 0.450%, 09/19/19 (144A) (c)	1,915,000	1,920,774
Telefonica Emisiones S.A.U. 5.213%, 03/08/47	1,770,000	2,008,686

Telecommunications—(Continued)
Verizon Communications, Inc. 2.625%, 08/15/26	2,590,000	2,439,492
3.376%, 02/15/25 (144A)	3,691,000	3,704,941
4.272%, 01/15/36	5,250,000	5,222,710

		25,635,132

Textiles—0.1%
Cintas Corp. No. 2 2.900%, 04/01/22	1,380,000	1,392,357

Transportation—0.2%
Kansas City Southern de Mexico S.A. de C.V. 3.000%, 05/15/23	470,000	465,928
Norfolk Southern Corp. 3.150%, 06/01/27	1,000,000	997,454
Union Pacific Corp. 3.646%, 02/15/24	360,000	378,405
3.799%, 10/01/51	835,000	851,355

		2,693,142

Total Corporate Bonds & Notes (Cost $388,884,473)		394,358,557

Mutual Funds—2.0%

Investment Company Securities—2.0%
BB Biotech AG (a)	3,416	226,200
iShares Core S&P 500 ETF (a)	92,287	24,811,360

Total Mutual Funds (Cost $16,370,437)		25,037,560

U.S. Treasury & Government Agencies—1.1%

U.S. Treasury—1.1%
U.S. Treasury Bond 2.875%, 11/15/46	200,100	205,267
U.S. Treasury Inflation Indexed Notes 0.625%, 01/15/26 (d)	12,403,458	12,601,988
U.S. Treasury Notes 1.750%, 06/30/22	100,000	98,191
2.000%, 10/31/22	500,000	495,645
2.250%, 11/15/27	590,000	581,680

Total U.S. Treasury & Government Agencies (Cost $13,934,772)		13,982,771

Mortgage-Backed Securities—0.8%

Collateralized Mortgage Obligations—0.6%
Flagstar Mortgage Trust 3.500%, 10/25/47 (144A) (c)	3,423,394	3,459,632
JP Morgan Mortgage Trust 3.500%, 11/25/48 (144A) (c)	3,660,217	3,706,969

		7,166,601

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—0.2%
Worldwide Plaza Trust 3.526%, 11/10/36 (144A)	2,145,000	$2,203,811

Total Mortgage-Backed Securities (Cost $9,414,639)		9,370,412

Asset-Backed Securities—0.7%

Asset-Backed - Other—0.7%
Towd Point Mortgage Trust 2.750%, 10/25/56 (144A) (c)	2,960,958	2,957,159
2.750%, 10/25/57 (144A) (c)	5,202,855	5,184,719

Total Asset-Backed Securities (Cost $8,195,619)		8,141,878

Short-Term Investment—17.4%

Repurchase Agreement—17.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $213,958,791 on 01/02/18, collateralized by $217,980,000 U.S. Treasury Notes with rates ranging from 1.375% - 2.125%, maturity dates ranging from 05/31/21 - 08/15/21, with a value of $218,236,915.	213,949,282	213,949,282

Total Short-Term Investments (Cost $213,949,282)		213,949,282

Securities Lending Reinvestments (e)—4.6%

Certificates of Deposit—2.9%
ABN AMRO Bank NV Zero Coupon, 02/22/18	993,749	997,790
Agricultural Bank of China 1.870%, 02/15/18	1,500,000	1,500,043
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (c)	1,000,000	999,963
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (c)	1,000,000	1,000,062
China Construction Bank 1.950%, 02/20/18	1,000,000	1,000,032
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (c)	1,750,000	1,750,000
Credit Suisse AG New York 1.681%, 1M LIBOR + 0.190%, 04/16/18 (c)	2,000,000	2,000,118
KBC Bank NV Zero Coupon, 02/26/18	1,991,524	1,994,900
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (c)	1,500,000	1,499,856
1.769%, 1M LIBOR + 0.200%, 05/30/18 (c)	1,000,000	999,922
Mizuho Bank, Ltd., New York 1.644%, 1M LIBOR + 0.200%, 02/12/18 (c)	1,500,000	1,500,299
1.691%, 1M LIBOR + 0.200%, 04/18/18 (c)	1,500,000	1,499,789
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (c)	2,000,000	2,000,052

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (c)	2,000,000	$1,999,956
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (c)	500,000	499,983
Royal Bank of Canada New York 1.821%, 1M LIBOR + 0.320%, 03/20/18 (c)	3,000,000	3,001,227
Standard Chartered plc 1.460%, 02/02/18	1,500,000	1,499,808
Sumitomo Mitsui Banking Corp., London 1.741%, 1M LIBOR + 0.230%, 05/21/18 (c)	1,000,000	1,000,000
Sumitomo Mitsui Banking Corp., New York 1.579%, 1M LIBOR + 0.200%, 02/05/18 (c)	2,000,000	2,000,070
1.612%, 1M LIBOR + 0.180%, 04/11/18 (c)	1,500,000	1,499,955
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (c)	2,000,000	1,999,912
1.800%, 1M LIBOR + 0.340%, 03/13/18 (c)	400,000	400,138
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (c)	3,000,000	2,999,772

		35,643,647

Commercial Paper—0.7%
Bank of China, Ltd. 1.900%, 02/12/18	996,728	998,047
Canadian Imperial Bank 1.700%, 03/19/18	995,561	996,443
China Construction Bank 1.700%, 01/24/18	997,686	998,875
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (c)	2,000,000	2,000,148
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	1,494,713	1,496,364
Macquarie Bank, Ltd., London 1.620%, 03/06/18	497,975	498,591
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (c)	1,500,000	1,499,958

		8,488,426

Repurchase Agreements—0.8%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $48,583 on 01/02/18, collateralized by $49,088 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $49,586.	48,574	48,574
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $51,182 on 04/02/18, collateralized by various Common Stock with a value of $55,000.	50,000	50,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $800,138 on 01/02/18, collateralized by $823,680 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $816,003.	800,000	800,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $2,000,422 on 01/02/18, collateralized by $2,060,000 Foreign Obligations with rates ranging from 1.750% - 2.625%, maturity dates ranging from 06/11/19 - 03/16/26, with a value of $2,040,011.	2,000,000	$2,000,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $2,527,772 on 04/03/18, collateralized by $15,880 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $2,780,553.	2,500,000	2,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $308,586 on 04/02/18, collateralized by various Common Stock with a value of $330,000.	300,000	300,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $2,000,340 on 01/02/18, collateralized by $3,024,213 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $2,040,347.	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $704,552 on 01/02/18, collateralized by various Common Stock with a value of $779,557.	700,000	700,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $2,012,920 on 01/02/18, collateralized by various Common Stock with a value of $2,227,305.	2,000,000	2,000,000

		10,398,574

Time Deposits—0.2%
Australia New Zealand Bank 1.330%, 01/02/18	1,500,000	1,500,000
Bank of Montreal 1.400%, 01/03/18	100,000	100,000

Time Deposits—(Continued)
OP Corporate Bank plc 1.990%, 01/12/18	1,000,000	1,000,000
Standard Chartered plc 1.490%, 01/02/18	200,000	200,000

		2,800,000

Total Securities Lending Reinvestments (Cost $57,329,075)		57,330,647

Total Investments—100.9% (Cost $1,175,161,708)		1,242,854,092
Other assets and liabilities (net)—(0.9)%		(10,811,869)

Net Assets—100.0%		$1,232,042,223

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $55,586,607 and the collateral received consisted of cash in the amount of $57,316,510. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Principal amount of security is adjusted for inflation.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $86,194,189, which is 7.0% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	13,614,000	MSIP	01/24/18	$10,233,268	$389,143
CHF	8,949,000	JPMC	01/24/18	9,056,756	139,665
EUR	10,334,000	JPMC	01/24/18	12,403,094	11,214
EUR	21,958,000	UBSA	01/24/18	25,954,444	423,858
IDR	164,659,000,000	UBSA	01/24/18	12,109,060	4,180
ILS	42,756,000	MSIP	01/24/18	12,077,871	218,989
JPY	6,552,434,000	JPMC	01/24/18	58,297,689	(89,920)
KRW	51,824,000,000	UBSA	01/24/18	47,967,863	460,559
MYR	102,970,000	UBSA	01/24/18	25,200,685	222,895

Contracts to Deliver
CAD	33,349,000	JPMC	01/24/18	26,003,099	(537,137)
CHF	6,039,000	JPMC	01/24/18	6,202,033	(3,932)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
ILS	42,756,000	JPMC	01/24/18	$12,177,182	$(119,677)
KRW	51,824,000,000	UBSA	01/24/18	47,384,109	(1,044,314)
MYR	102,970,000	MSIP	01/24/18	25,222,290	(201,290)
ZAR	14,034,100	MSIP	01/24/18	1,021,038	(109,634)

Net Unrealized Depreciation					$(235,401)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Futures	03/16/18	1,012	EUR	35,349,160	$(804,291)
FTSE 100 Index Futures	03/16/18	43	GBP	3,284,340	150,880
IBEX 35 Index Futures	01/19/18	508	EUR	50,905,664	(1,276,994)
MSCI Emerging Markets Index Mini Futures	03/16/18	227	USD	13,207,995	520,668
Nikkei 225 Index Futures	03/08/18	233	JPY	5,300,750,000	107,574
Russell 2000 Index Mini Futures	03/16/18	642	USD	49,321,650	405,501
S&P 500 Index E-Mini Futures	03/16/18	165	USD	22,077,000	278,881
S&P Financial Select Sector Index E-Mini Futures	03/16/18	617	USD	53,177,688	498,097
S&P TSX 60 Index Futures	03/15/18	84	CAD	16,084,320	209,486
SPI 200 Index Futures	03/15/18	107	AUD	16,103,500	(15,478)
U.S. Treasury Long Bond Futures	03/20/18	333	USD	50,949,000	(139,930)
U.S. Treasury Note 2 Year Futures	03/29/18	203	USD	43,464,203	(96,915)
U.S. Treasury Ultra Long Bond Futures	03/20/18	136	USD	22,801,250	100,802

Futures Contracts—Short
FTSE MIB Index Futures	03/16/18	(463)	EUR	(50,367,455)	2,582,288
U.S. Treasury Note 10 Year Futures	03/20/18	(774)	USD	(96,012,281)	506,731
U.S. Treasury Note 5 Year Futures	03/29/18	(207)	USD	(24,045,961)	110,926

Net Unrealized Appreciation					$3,138,226

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	2.345%	Quarterly	01/23/28	USD	20,000,000	$(75,810)	$(1,091)	$(74,719)
Pay	3M LIBOR	Quarterly	2.796%	Quarterly	01/23/28	USD	344,000,000	158,756	—	158,756
Pay	3M LIBOR	Quarterly	2.015%	Quarterly	07/23/25	USD	324,000,000	(6,841,033)	(11,430,199)	4,589,166
Pay	3M LIBOR	Quarterly	2.133%	Quarterly	01/23/27	USD	324,000,000	(702,432)	—	(702,432)
Pay	3M LIBOR	Quarterly	2.165%	Quarterly	01/23/27	USD	20,000,000	(324,472)	—	(324,472)
Pay	3M LIBOR	Quarterly	2.443%	Quarterly	07/23/26	USD	324,000,000	(193,622)	—	(193,622)
Pay	3M LIBOR	Quarterly	2.740%	Quarterly	07/23/27	USD	344,000,000	149,399	—	149,399
Pay	3M LIBOR	Quarterly	2.931%	Quarterly	01/26/26	USD	324,000,000	460,177	—	460,177

Totals								$(7,369,037)	$(11,431,290)	$4,062,253

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Glossary of Abbreviations

Counterparties

(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(ILS)—	Israeli Shekel
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MYR)—	Malaysian Ringgit
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$4,349,096	$2,136,071	$—	$6,485,167
Air Freight & Logistics	—	1,419,588	—	1,419,588
Airlines	352,848	443,365	—	796,213
Auto Components	3,493,792	4,482,808	—	7,976,600
Automobiles	597,022	2,617,260	—	3,214,282
Banks	18,668,583	22,281,935	—	40,950,518
Beverages	5,072,908	2,210,595	—	7,283,503
Biotechnology	13,195,592	128,342	—	13,323,934
Building Products	230,724	60,982	—	291,706
Capital Markets	10,424,813	10,351,871	—	20,776,684
Chemicals	2,033,816	8,736,820	—	10,770,636
Commercial Services & Supplies	2,524,077	2,160,575	—	4,684,652
Communications Equipment	4,046,004	—	—	4,046,004
Construction & Engineering	—	1,224,193	—	1,224,193
Construction Materials	305,910	—	—	305,910
Consumer Finance	9,208,136	—	—	9,208,136
Containers & Packaging	241,100	—	—	241,100
Distributors	—	603,337	—	603,337
Diversified Consumer Services	1,387,038	—	—	1,387,038

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Diversified Financial Services	$812,702	$1,299,761	$—	$2,112,463
Diversified Telecommunication Services	6,605,634	10,603,220	—	17,208,854
Electric Utilities	351,877	1,422,205	—	1,774,082
Electrical Equipment	3,281,798	650,231	—	3,932,029
Electronic Equipment, Instruments & Components	1,546,171	177,249	—	1,723,420
Energy Equipment & Services	2,688,523	363,420	—	3,051,943
Equity Real Estate Investment Trusts	2,833,401	523,372	—	3,356,773
Food & Staples Retailing	4,473,112	469,549	—	4,942,661
Food Products	8,758,233	5,295,466	—	14,053,699
Health Care Equipment & Supplies	982,443	813,647	—	1,796,090
Health Care Providers & Services	12,107,704	—	—	12,107,704
Health Care Technology	667,161	121,478	—	788,639
Hotels, Restaurants & Leisure	4,069,025	—	—	4,069,025
Household Durables	1,379,850	1,657,369	—	3,037,219
Household Products	10,186,378	1,631,670	—	11,818,048
Industrial Conglomerates	3,419,589	1,537,406	—	4,956,995
Insurance	9,668,516	7,208,251	—	16,876,767
Internet & Direct Marketing Retail	3,742,304	—	—	3,742,304
Internet Software & Services	14,382,996	1,929,772	—	16,312,768
IT Services	14,413,351	153,021	—	14,566,372
Leisure Products	1,708,732	226,744	—	1,935,476
Life Sciences Tools & Services	1,463,864	—	—	1,463,864
Machinery	7,371,424	6,412,837	—	13,784,261
Media	8,750,573	7,662,475	—	16,413,048
Metals & Mining	3,149,586	6,879,083	—	10,028,669
Multi-Utilities	—	2,053,584	—	2,053,584
Multiline Retail	2,832,297	1,454,077	—	4,286,374
Oil, Gas & Consumable Fuels	18,098,043	12,864,106	—	30,962,149
Paper & Forest Products	228,329	2,048,553	—	2,276,882
Personal Products	1,732,410	5,493,135	—	7,225,545
Pharmaceuticals	22,428,643	19,432,091	—	41,860,734
Professional Services	1,776,773	1,574,224	—	3,350,997
Real Estate Management & Development	346,096	4,084,934	—	4,431,030
Road & Rail	5,328,130	2,847,515	—	8,175,645
Semiconductors & Semiconductor Equipment	15,534,326	1,293,390	—	16,827,716
Software	17,375,954	4,904,150	—	22,280,104
Specialty Retail	8,037,132	1,816,355	—	9,853,487
Technology Hardware, Storage & Peripherals	19,828,248	2,003,833	—	21,832,081
Textiles, Apparel & Luxury Goods	1,192,641	3,020,475	—	4,213,116
Thrifts & Mortgage Finance	1,143,205	—	—	1,143,205
Tobacco	5,525,195	4,136,613	—	9,661,808
Trading Companies & Distributors	—	2,956,641	—	2,956,641
Transportation Infrastructure	59,681	771,471	—	831,152
Water Utilities	174,515	163,310	—	337,825
Wireless Telecommunication Services	—	5,280,536	—	5,280,536
Total Common Stocks	326,588,024	194,094,961	—	520,682,985
Total Corporate Bonds & Notes*	—	394,358,557	—	394,358,557
Mutual Funds
Investment Company Securities	24,811,360	226,200	—	25,037,560
Total Mutual Funds	24,811,360	226,200	—	25,037,560
Total U.S. Treasury & Government Agencies*	—	13,982,771	—	13,982,771
Total Mortgage-Backed Securities*	—	9,370,412	—	9,370,412
Total Asset-Backed Securities*	—	8,141,878	—	8,141,878
Total Short-Term Investment*	—	213,949,282	—	213,949,282
Total Securities Lending Reinvestments*	—	57,330,647	—	57,330,647
Total Investments	$351,399,384	$891,454,708	$—	$1,242,854,092

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Collateral for Securities Loaned (Liability)	$—	$(57,316,510)	$—	$(57,316,510)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,870,503	$—	$1,870,503
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,105,904)	—	(2,105,904)
Total Forward Contracts	$—	$(235,401)	$—	$(235,401)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,471,834	$—	$—	$5,471,834
Futures Contracts (Unrealized Depreciation)	(2,333,608)	—	—	(2,333,608)
Total Futures Contracts	$3,138,226	$—	$—	$3,138,226
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$5,357,498	$—	$5,357,498
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,295,245)	—	(1,295,245)
Total Centrally Cleared Swap Contracts	$—	$4,062,253	$—	$4,062,253

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $570,792 were due to a lack of trading activity in the security which led to it being valued using significant observable inputs other than a quoted price in an active market.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,028,904,810
Repurchase Agreement	213,949,282
Cash	10,690
Cash denominated in foreign currencies (c)	509,626
Cash collateral (d)	41,928,848
Unrealized appreciation on forward foreign currency exchange contracts	1,870,503
Receivable for:
Investments sold	666,012
Fund shares sold	140,850
Dividends and interest	4,668,890
Variation margin on futures contracts	10,073
Variation margin on centrally cleared swap contracts	702,606
Prepaid expenses	3,163

Total Assets	1,293,365,353
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,105,904
Collateral for securities loaned	57,316,510
Payables for:
Investments purchased	409,619
Fund shares redeemed	71,840
Foreign taxes	2,904
Accrued Expenses:
Management fees	647,179
Distribution and service fees	260,795
Deferred trustees’ fees	105,030
Other expenses	403,349

Total Liabilities	61,323,130

Net Assets	$1,232,042,223

Net Assets Consist of:
Paid in surplus	$1,042,815,613
Undistributed net investment income	27,815,773
Accumulated net realized gain	86,800,997
Unrealized appreciation on investments, futures contracts, swap contracts, forward foreign currency transactions and foreign currency transactions	74,609,840

Net Assets	$1,232,042,223

Net Assets
Class B	$1,232,042,223
Capital Shares Outstanding*
Class B	95,652,731
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.88

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $961,212,426.
(b)	Includes securities loaned at value of $55,586,607.
(c)	Identified cost of cash denominated in foreign currencies was $507,307.
(d)	Includes collateral of $22,995,814 for futures contracts, $17,046,034 for centrally cleared swap contracts and $1,887,000 for forward foreign currency exchange contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$11,443,090
Interest (b)	13,209,866
Securities lending income	444,773

Total investment income	25,097,729
Expenses
Management fees	7,615,914
Administration fees	85,142
Custodian and accounting fees	355,054
Distribution and service fees—Class B	2,982,223
Audit and tax services	89,539
Legal	43,442
Trustees’ fees and expenses	53,081
Shareholder reporting	80,361
Insurance	7,846
Miscellaneous	52,499

Total expenses	11,365,101
Less management fee waiver	(18,277)

Net expenses	11,346,824

Net Investment Income	13,750,905

Net Realized and Unrealized Gain
Net realized gain on:
Investments (c)	41,722,868
Futures contracts	58,511,773
Swap contracts	1,976,344
Foreign currency transactions	1,667,219
Forward foreign currency transactions	3,423,632

Net realized gain	107,301,836

Net change in unrealized appreciation (depreciation) on:
Investments	38,887,746
Futures contracts	(3,040,242)
Swap contracts	(164,969)
Foreign currency transactions	(90,269)
Forward foreign currency transactions	2,269,603

Net change in unrealized appreciation	37,861,869

Net realized and unrealized gain	145,163,705

Net Increase in Net Assets From Operations	$158,914,610

(a)	Net of foreign withholding taxes of $500,479.
(b)	Net of foreign withholding taxes of $1,183.
(c)	Net of foreign capital gains tax of $3,712.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,750,905	$13,369,240
Net realized gain	107,301,836	19,858,298
Net change in unrealized appreciation	37,861,869	30,159,928

Increase in net assets from operations	158,914,610	63,387,466

From Distributions to Shareholders
Net investment income
Class B	(9,449,264)	(15,950,215)
Net realized capital gains
Class B	(22,658,948)	(15,556,383)

Total distributions	(32,108,212)	(31,506,598)

Increase (decrease) in net assets from capital share transactions	(45,769,750)	22,317,172

Total increase in net assets	81,036,648	54,198,040

Net Assets
Beginning of period	1,151,005,575	1,096,807,535

End of period	$1,232,042,223	$1,151,005,575

Undistributed net investment income
End of period	$27,815,773	$12,458,426

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	2,601,545	$31,516,799	6,216,292	$70,577,639
Reinvestments	2,660,167	32,108,212	2,780,812	31,506,598
Redemptions	(8,975,145)	(109,394,761)	(6,975,782)	(79,767,065)

Net increase (decrease)	(3,713,433)	$(45,769,750)	2,021,322	$22,317,172

Increase (decrease) derived from capital shares transactions		$(45,769,750)		$22,317,172

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.58	$11.27	$11.84	$11.57	$10.55

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.13 (b)	0.11	0.15	0.12
Net realized and unrealized gain (loss) on investments	1.50	0.50	(0.20)	0.71	0.94

Total from investment operations	1.64	0.63	(0.09)	0.86	1.06

Less Distributions
Distributions from net investment income	(0.10)	(0.16)	(0.12)	(0.16)	(0.00	)(c)
Distributions from net realized capital gains	(0.24)	(0.16)	(0.36)	(0.43)	(0.04)

Total distributions	(0.34)	(0.32)	(0.48)	(0.59)	(0.04)

Net Asset Value, End of Period	$12.88	$11.58	$11.27	$11.84	$11.57

Total Return (%) (d)	14.29	5.65	(0.88)	7.74	10.11	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.96	0.97	0.99	1.02
Net ratio of expenses to average net assets (%) (f)(g)	0.95	0.96	0.97	0.99	1.02	(h)
Ratio of net investment income to average net assets (%)	1.15	1.17 (b)	0.89	1.30	1.10
Portfolio turnover rate (%)	108	106	78	85	94
Net assets, end of period (in millions)	$1,232.0	$1,151.0	$1,096.8	$956.4	$823.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	In 2013, 0.09% of the Portfolio’s total return for Class B consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 10.02% for Class B.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(g)	The effect of the voluntary portion of the waivers on average net assets was less than 0.01% for the year ended December 31, 2017 (see Note 7 of the Notes to Consolidated Financial Statements).
(h)	Includes the effects of expenses reimbursed by the Adviser.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2017, the Portfolio held $10,690 in the Subsidiary, representing less than 0.01% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the consolidated financial statements were issued.

BHFTI-26

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively

BHFTI-27

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

BHFTI-28

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

to foreign currency transactions, premium amortization adjustments, partnership adjustments, adjustments to prior period accumulated balances, swap transactions, real estate investment trusts (“REIT”), passive foreign investment companies (“PFICs”), paydown transactions, swap transactions and reclasses for closed futures contracts. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $213,949,282, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $10,398,574, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

BHFTI-29

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(27,865,204)	$—	$—	$—	$(27,865,204)
Corporate Bonds & Notes	(28,354,478)	—	—	—	(28,354,478)
Mutual Funds	(1,096,828)	—	—	—	(1,096,828)
Total	$(57,316,510)	$—	$—	$—	$(57,316,510)
Total Borrowings	$(57,316,510)	$—	$—	$—	$(57,316,510)
Gross amount of recognized liabilities for securities lending transactions					$(57,316,510)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be

BHFTI-30

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same

BHFTI-31

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$5,357,498	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$1,295,245
	Unrealized appreciation on futures contracts (a) (c)	718,459	Unrealized depreciation on futures contracts (a) (c)	236,845
Equity	Unrealized appreciation on futures contracts (a) (c)	4,753,375	Unrealized depreciation on futures contracts (a) (c)	2,096,763
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,870,503	Unrealized depreciation on forward foreign currency exchange contracts	2,105,904

Total		$12,699,835		$5,734,757

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

BHFTI-32

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA(see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank N.A.	$150,879	$(150,879)	$—	$—
Morgan Stanley & Co. International plc	608,132	(310,924)	—	297,208
UBS AG	1,111,492	(1,044,314)	—	67,178

	$1,870,503	$(1,506,117)	$—	$364,386

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
JPMorgan Chase Bank N.A.	$750,666	$(150,879)	$(599,787)	$—
Morgan Stanley & Co. International plc	310,924	(310,924)	—	—
UBS AG	1,044,314	(1,044,314)	—	—

	$2,105,904	$(1,506,117)	$(599,787)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$3,423,632	$3,423,632
Futures contracts	7,281,465	51,230,308	—	58,511,773
Swap contracts	2,964,420	(988,076)	—	1,976,344

	$10,245,885	$50,242,232	$3,423,632	$63,911,749

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$2,269,603	$2,269,603
Futures contracts	(21,928)	(3,018,314)	—	(3,040,242)
Swap contracts	(164,969)	—	—	(164,969)

	$(186,897)	$(3,018,314)	$2,269,603	$(935,608)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$457,391,712
Futures contracts long	162,048,093
Futures contracts short	(134,886,483)
Swap contracts	1,634,668,274

‡	Averages are based on activity levels during the year.

BHFTI-33

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the

BHFTI-34

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$82,682,982	$970,675,026	$116,018,997	$797,918,875

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$7,615,914	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Schroder Investment Management North America Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period December 18, 2017 to December 31, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.010%	First $100 million
(0.010)%	$100 million to $200 million
0.010%	$750 million to $1.25 billion
0.040%	$1.25 billion to $1.5 billion
0.020%	$1.5 billion to $1.75 billion
0.050%	Over $1.75 billion

Amount waived for the year ended December 31, 2017 amounted to $2,108 and are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

Additionally, the Subadviser has agreed, for the period from December 18, 2017 through April 30, 2018, to waive a portion of the subadvisory fees payable to the Subadviser with respect to the Portfolio and the Schroders Global Multi-Asset Portfolio II, another series of the Trust, reflecting the difference, if any, between the aggregate subadvisory fees payable by the Adviser to the Subadviser individually with respect to the Portfolio and the Schroders Global Multi-Asset Portfolio II and the subadvisory fees that would be payable by the Adviser to the Subadviser if the assets of the Portfolio and the Schroders Global Multi-Asset Portfolio II were aggregated for purposes of calculating such advisory fees and then apportioning the resulting subadvisory fee based on average daily net assets of the two portfolios. The Adviser has agreed to reduce its management fee for the Portfolio by the amount waived by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Fees waived for the period ended December 31, 2017 amounted to $16,169 and are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

BHFTI-35

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,180,042,352
Gross unrealized appreciation	85,608,291
Gross unrealized depreciation	(19,788,020)

Net unrealized appreciation (depreciation)	$65,820,271

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$13,595,369	$18,116,294	$18,512,843	$13,390,304	$32,108,212	$31,506,598

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$81,906,917	$41,652,073	$65,772,649	$—	$189,331,639

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had no post-enactment and no pre-enactment accumulated capital loss carryfowards.

BHFTI-36

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2017—(Continued)

10. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s consolidated financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

11. Subsequent Events

At a meeting held on November 29, 2017, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of Schroders Global Multi-Asset Portfolio II, a series of Brighthouse Funds Trust I, by the Portfolio in exchange for shares of the Portfolio. On February 23, 2018, the shareholders of Schroders Global Multi-Asset Portfolio II will consider the approval of the proposed Agreement and Plan of Reorganization. If approved by shareholders, it is anticipated that the reorganization will close on or about April 27, 2018.

BHFTI-37

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Schroders Global Multi-Asset Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Schroders Global Multi-Asset Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the periods presented, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Schroders Global Multi-Asset Portfolio of the Brighthouse Funds Trust I and subsidiary as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-38

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-39

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-40

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-41

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-42

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Schroders Global Multi-Asset Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Schroder Investment Management North America Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2017, and underperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2017. The Board also considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board also noted that the Portfolio underperformed its blended benchmark for the same periods. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-43

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class B shares of the Schroders Global Multi-Asset Portfolio II returned 16.47%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 15.15%.

On December 18, 2017, Schroders Investment Management North Americas Inc. (“Schroders”) succeeded FIAM, LLC (“FIAM”) as the subadviser to the Portfolio and the name of the Portfolio was changed from the Pyramis Managed Risk Portfolio to the Schroders Global Multi-Asset Portfolio II.

The following commentary was provided by FIAM for the period of January 1, 2017 through December 15, 2017.

MARKET ENVIRONMENT / CONDITIONS

The year 2017 was defined by a backdrop of globally synchronized expansion with low recession risk, low inflation, and accommodative monetary policies. Generally speaking, most developed economies were in more mature (mid-to-late) stages of the business cycle, with the eurozone not as far along as the U.S. The U.S. remained on a very gradual progression through its business cycle, with mid-cycle dynamics remaining solid and just a few hints of late-cycle trends. As is customary during a late-cycle phase, corporate profit margins have declined from peak levels, but restrained wage growth and robust global conditions allowed margins to stay high and corporate profit growth to remain firm. Global inflation remained tame, but evidence of price pressures materialized. Major central banks have been slow to shift away from easy policies despite the global economic acceleration over the past two years.

In December, the Federal Reserve hiked policy rates for the third time during 2017, pushing up short-term rates and causing the yield curve, an important indicator, to flatten somewhat. The yield curve, however, remained positively sloped and credit and financial conditions had yet begun to tighten. In emerging markets, China’s economy remained broadly steady. Underpinned by economic fundamentals that registered steady trends, global assets experienced remarkably low levels of volatility. Overall, since equity markets hit a bottom in early 2016, riskier assets registered gains far above their long-term historical averages, even as their price fluctuations were far below average.

Fueled by the Information Technology (“IT”) sector, all major equity categories and sectors ended 2017 with double-digit gains, except for U.S. Energy and Telecommunication Services stocks. Emerging markets led the stellar returns. For the first time in years, global corporate earnings expectations rose throughout the year and finished on an upswing. Following several years of profit recession, international corporate earnings accelerated for several quarters and surpassed U.S. corporate profit growth in 2017. Valuations were mixed relative to history. On a one-year-trailing-earnings basis relative to their own histories, U.S. price-to-earnings ratios finished the year above average, developed markets were below average, and emerging markets were roughly average. Using five-year-peak-inflation-adjusted earnings, price-to-earnings ratios for foreign developed and emerging equity markets remained lower than those in the U.S., with many countries around the midpoint of their 20-year range. Despite dollar weakness in 2017, the value of most currencies also remained in the lower half of historical ranges versus the U.S. dollar.

All bond categories and sectors posted positive returns for the period. Longer duration government and investment grade credit as well as emerging market and high yield debt were total return leaders. Asset backed securities, Agencies and Treasuries were among the laggards. All yields for all categories remained well below their historical averages. Long-term, inflation-adjusted bond yields barely budged in the U.S., and fell further into negative territory in the eurozone and Japan. In addition, all credit sectors were expensive relative to their own histories.

PORTFOLIO REVIEW

At the beginning of the period, relative to its strategic asset allocation, the Portfolio was moderately overweight developed market equities with an overweight in the U.S. offsetting a slight underweight in foreign developed equity. With yields and spreads low relative to history and more attractive return opportunities elsewhere, the Portfolio’s biggest asset allocation call was an investment grade debt underweight. Opportunistic asset allocation exposure included Treasury Inflation-Protected Securities (“TIPS”), commodities, floating rate debt, high yield debt, Real Estate Investment Trusts (“REITs”), and emerging markets equity and debt. Cash was roughly neutral.

The Portfolio maintained its “risk on” positioning throughout the period, reflecting the low levels of volatility across global assets and accelerating global economy. However, the equity tilt shifted overseas as the Portfolio reduced its U.S. equity position and used proceeds primarily to increase the foreign developed equity allocation, reflecting overseas earnings momentum and relatively attractive valuations. Proceeds were also reallocated to the opportunistic emerging market equities position. The investment grade debt underweight was partially closed, primarily with funds from a reduced floating rate bank loan position as inflationary pressures were muted. Other inflation-sensitive positions, including TIPS and commodities were reduced. Cash was reduced somewhat and reallocated to a modest overweight U.S. Treasury position. The Portfolio’s high yield position was eliminated while other opportunistic positions were little changed.

For the period, the Portfolio’s security selection and asset allocation both contributed to performance. The Portfolio’s stock selection was strong, especially in U.S. equities and foreign developed equities. Investment grade debt security selection also had a positive impact. Regarding asset allocation, the investment grade debt underweight was the primary contributor as fixed income’s positive returns lagged in a “risk on” market driven by strong equity results. The foreign developed equities overweight and opportunistic position in

BHFTI-1

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*—(Continued)

emerging market equities were also accretive. These asset allocation decisions more than offset the negative impact of opportunistic positions in underperforming inflation-sensitive assets including floating rate debt, commodities, and TIPS as inflation expectations remained benign. Other opportunistic positions in emerging market debt, long U.S. Treasuries, high yield debt, and REITs were marginal detractors. The interest rate overlay had a positive impact on performance.

The Portfolio used certain derivative instruments during the period, specifically futures contracts, to help provide liquidity, additional diversification and balance the sources of risk. At period end, the portfolio held S&P 500 futures (U.S. equities), MSCI EAFE futures (foreign equities), MSCI Emerging Markets futures (foreign equities) and U.S. Treasury futures (U.S. government bonds).

Xuehai En

Geoff Stein

Portfolio Managers

FIAM, LLC

The following commentary was provided by Schroders for the period end positioning as of December 31, 2017.

As of December 31, 2017, the Portfolio held an overweight allocation to developed equities and remained underweight to investment grade bonds, held exclusively in U.S. fixed income. The Portfolio held positions in Opportunistic asset classes, specifically, emerging market equities, high yield debt and TIPS. The Portfolio’s cash level was 2.1% at year end.

Johanna Kyrklund

Angus Sippe

Philip Chandler

Michael Hodgson

Portfolio Managers

Schroders Investment Management North Americas Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	Since Inception[2]
Schroders Global Multi-Asset Portfolio II
Class B	16.47	7.72
Dow Jones Moderate Index	15.15	7.82

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/19/2013. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
iShares iBoxx $ Investment Grade Corporate Bond ETF	19.1
iShares MSCI EAFE ETF	7.3
iShares Core S&P 500 ETF	6.2
iShares 20+ Year Treasury Bond ETF	1.5
U.S. Treasury Inflation Indexed Notes	1.0
WisdomTree Japan Hedged Equity Fund	1.0
iShares MSCI Japan Fund	1.0
Apple, Inc.	0.8
iShares Core MSCI Europe ETF	0.7
Microsoft Corp.	0.7

Top Sectors

% of Net Assets
Common Stocks	40.3
Mutual Funds	37.6
Corporate Bonds & Notes	10.9
U.S. Treasury & Government Agencies	1.0
Preferred Stocks	0.1

BHFTI-3

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class B (a) (b)	Actual	0.66%	$1,000.00	$1,067.00	$3.44
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.
(b)	The annualized expense ratio does not include the expenses of the Underlying Portfolios in which the Portfolio invested prior to December 18, 2017.

BHFTI-4

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Schedule of Investments as of December 31, 2017

Common Stocks—40.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.2%
General Dynamics Corp.	8,300	$1,688,635
Triumph Group, Inc.	5,000	136,000
Ultra Electronics Holdings plc	9,726	177,172

		2,001,807

Air Freight & Logistics—0.1%
PostNL NV	89,379	436,249
Royal Mail plc	64,562	394,518

		830,767

Airlines—0.0%
Deutsche Lufthansa AG	4,463	164,061

Auto Components—0.9%
Aisin Seiki Co., Ltd.	6,500	365,228
Bridgestone Corp.	15,100	702,241
Cie Generale des Etablissements Michelin	5,102	730,833
Cie Plastic Omnium S.A.	3,306	150,291
Continental AG	3,237	873,909
Cooper-Standard Holdings, Inc. (a)	1,400	171,500
Delphi Technologies plc (a)	12,600	661,122
Faurecia	1,858	144,890
Gentex Corp.	21,800	456,710
GKN plc	209,652	900,223
Keihin Corp.	6,700	136,169
Lear Corp.	3,500	618,310
Linamar Corp.	2,600	151,429
Magna International, Inc.	10,500	595,084
NHK Spring Co., Ltd.	19,700	216,543
NOK Corp.	7,100	165,370
Nokian Renkaat Oyj	10,420	471,970
Sumitomo Rubber Industries, Ltd.	13,300	247,108
Tenneco, Inc.	4,000	234,160
Toyota Boshoku Corp.	9,100	189,822
Valeo S.A.	6,244	465,315
Xinyi Glass Holdings, Ltd. (a)	304,000	396,041

		9,044,268

Automobiles—0.2%
Fiat Chrysler Automobiles NV (a)	14,735	262,734
Ford Motor Co.	38,100	475,869
Isuzu Motors, Ltd.	10,700	178,935
Peugeot S.A.	8,521	173,092
Subaru Corp.	15,900	503,408
Suzuki Motor Corp.	12,800	741,377

		2,335,415

Banks—3.1%
Agricultural Bank of China, Ltd. - Class H	681,000	316,913
Aozora Bank, Ltd.	13,100	509,971
Banco Comercial Portugues S.A. - Class R (a)	287,069	93,474
Bank Hapoalim B.M.	47,300	347,679
Bank Leumi Le-Israel B.M.	76,650	461,677
Bank of America Corp.	69,000	2,036,880

Banks—(Continued)
Bank of China, Ltd. - Class H	936,000	459,302
Bank of Ireland Group plc (a)	33,503	285,002
Barclays Africa Group, Ltd.	36,584	538,081
Barclays plc	472,272	1,287,703
BNP Paribas S.A.	22,045	1,643,981
Chiba Bank, Ltd. (The)	26,000	216,536
China Construction Bank Corp. - Class H	135,000	124,176
Citigroup, Inc.	13,700	1,019,417
Erste Group Bank AG (a)	3,630	156,544
Grupo Financiero Banorte S.A.B. de C.V. - Class O	87,700	481,397
Grupo Financiero Santander Mexico S.A.B. de C.V. - Class B (ADR)	41,800	305,558
Hang Seng Bank, Ltd.	27,900	691,759
HSBC Holdings plc (Hong Kong Traded Shares)	135,200	1,381,134
HSBC Holdings plc (London Traded Shares)	56,511	582,801
Japan Post Bank Co., Ltd.	32,900	427,195
JPMorgan Chase & Co.	50,100	5,357,694
Lloyds Banking Group plc	1,379,494	1,263,196
Mediobanca S.p.A.	76,512	866,542
Mitsubishi UFJ Financial Group, Inc.	47,700	349,994
OTP Bank plc	9,789	404,357
Royal Bank of Scotland Group plc (a)	320,697	1,196,149
Seven Bank, Ltd.	175,600	601,730
Shinsei Bank, Ltd.	15,800	272,103
Shizuoka Bank, Ltd. (The)	13,000	134,347
Societe Generale S.A.	20,385	1,051,003
Standard Chartered plc (a)	117,036	1,231,615
Sydbank A/S	4,873	196,000
Wells Fargo & Co.	51,200	3,106,304

		29,398,214

Beverages—0.8%
Coca-Cola Co. (The)	50,600	2,321,528
Diageo plc	39,483	1,445,012
Dr Pepper Snapple Group, Inc.	15,000	1,455,900
PepsiCo, Inc.	20,700	2,482,344

		7,704,784

Biotechnology—1.3%
AbbVie, Inc.	30,900	2,988,339
Amgen, Inc.	17,400	3,025,860
Biogen, Inc. (a)	6,800	2,166,276
Celgene Corp. (a)	12,300	1,283,628
CSL, Ltd.	3,110	342,291
Gilead Sciences, Inc.	29,900	2,142,036
United Therapeutics Corp. (a)	4,000	591,800

		12,540,230

Building Products—0.1%
Allegion plc	2,300	182,988
Asahi Glass Co., Ltd.	6,700	289,794
Assa Abloy AB - Class B	13,266	275,275

		748,057

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—1.7%
Affiliated Managers Group, Inc.	7,400	$1,518,850
Ameriprise Financial, Inc.	5,600	949,032
Ashmore Group plc	29,080	159,017
ASX, Ltd.	9,424	403,022
Bolsas y Mercados Espanoles SHMSF S.A.	6,876	218,825
BT Investment Management, Ltd.	20,159	176,954
CI Financial Corp.	12,300	291,305
Close Brothers Group plc	21,424	418,735
Daiwa Securities Group, Inc.	88,000	552,262
Deutsche Bank AG	25,282	479,784
Euronext NV (144A)	2,099	130,243
FactSet Research Systems, Inc.	1,300	250,588
Federated Investors, Inc. - Class B	18,700	674,696
Franklin Resources, Inc.	5,300	229,649
Goldman Sachs Group, Inc. (The)	10,500	2,674,980
Hong Kong Exchanges and Clearing, Ltd.	43,400	1,325,614
IG Group Holdings plc	27,209	262,783
Investec plc	103,618	745,647
Japan Exchange Group, Inc.	20,900	362,071
Jupiter Fund Management plc	34,514	292,702
London Stock Exchange Group plc	5,697	291,696
Macquarie Group, Ltd.	21,318	1,652,773
Moody’s Corp.	4,400	649,484
MSCI, Inc.	2,200	278,388
Nomura Holdings, Inc.	137,200	810,160
Singapore Exchange, Ltd.	42,600	236,489
UBS Group AG (a)	18,240	335,146
Waddell & Reed Financial, Inc. - Class A	12,200	272,548

		16,643,443

Chemicals—0.6%
Covestro AG (144A)	10,426	1,072,025
Daicel Corp.	34,000	386,917
DIC Corp.	7,200	272,306
Ingevity Corp. (a)	2,400	169,128
Israel Chemicals, Ltd.	56,430	228,570
Mitsubishi Chemical Holdings Corp.	31,300	343,623
Mitsubishi Gas Chemical Co., Inc.	9,800	281,933
Nissan Chemical Industries, Ltd.	9,400	374,597
Novozymes A/S - B Shares	2,403	137,279
Praxair, Inc.	3,100	479,508
Sumitomo Chemical Co., Ltd.	66,000	474,649
Teijin, Ltd.	6,100	135,936
Tosoh Corp.	14,200	322,031
Ube Industries, Ltd.	14,500	426,764
Victrex plc	6,836	243,481

		5,348,747

Commercial Services & Supplies—0.2%
Babcock International Group plc	105,754	1,002,405
Copart, Inc. (a)	3,700	159,803
Deluxe Corp.	4,500	345,780
Pitney Bowes, Inc.	65,200	728,936
Toppan Printing Co., Ltd.	13,000	117,471

		2,354,395

Communications Equipment—0.1%
F5 Networks, Inc. (a)	2,900	380,538
Juniper Networks, Inc.	19,400	552,900
Ubiquiti Networks, Inc. (a) (b)	4,000	284,080

		1,217,518

Construction & Engineering—0.1%
Hazama Ando Corp.	19,100	149,547
Kajima Corp.	28,000	269,103
Obayashi Corp.	13,300	160,831
Penta-Ocean Construction Co., Ltd.	22,800	170,019
Taisei Corp.	6,100	303,415

		1,052,915

Construction Materials—0.1%
Eagle Materials, Inc.	5,300	600,490
Taiheiyo Cement Corp.	5,400	233,201

		833,691

Consumer Finance—0.8%
American Express Co.	22,300	2,214,613
Capital One Financial Corp.	13,100	1,304,498
Credit Acceptance Corp. (a) (b)	4,800	1,552,704
Discover Financial Services	20,500	1,576,860
Gentera S.A.B. de C.V.	150,000	124,654
Synchrony Financial	26,300	1,015,443

		7,788,772

Distributors—0.1%
Inchcape plc	52,271	551,094

Diversified Consumer Services—0.1%
H&R Block, Inc. (b)	38,200	1,001,604

Diversified Financial Services—0.2%
Berkshire Hathaway, Inc. - Class B (a)	2,700	535,194
Investor AB - B Shares	20,493	931,976
RMB Holdings, Ltd.	37,048	235,827

		1,702,997

Diversified Telecommunication Services—1.2%
AT&T, Inc.	21,300	828,144
BCE, Inc.	6,500	312,228
BT Group plc	246,744	903,438
Nippon Telegraph & Telephone Corp.	37,200	1,750,467
Swisscom AG	2,984	1,586,158
Telecom Italia S.p.A. (a)	330,474	285,286
Telefonica S.A.	77,876	758,250
Telenor ASA	35,921	769,452
Telstra Corp., Ltd.	467,612	1,323,711
Verizon Communications, Inc.	63,700	3,371,641

		11,888,775

Electric Utilities—0.1%
Enel Americas S.A. (ADR)	21,000	234,570

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
Red Electrica Corp. S.A.	45,882	$1,028,818

		1,263,388

Electrical Equipment—0.5%
Acuity Brands, Inc.	3,700	651,200
AMETEK, Inc.	9,300	673,971
Emerson Electric Co.	18,100	1,261,389
Legrand S.A.	11,758	903,979
Rockwell Automation, Inc.	3,400	667,590
Vestas Wind Systems A/S	7,212	494,356

		4,652,485

Electronic Equipment, Instruments & Components—0.2%
Amphenol Corp. - Class A	5,300	465,340
Citizen Watch Co., Ltd.	21,600	157,624
Hitachi High-Technologies Corp.	5,500	231,955
Jabil, Inc.	19,200	504,000
Tech Data Corp. (a)	3,600	352,692
Vishay Intertechnology, Inc.	19,200	398,400

		2,110,011

Energy Equipment & Services—0.2%
Diamond Offshore Drilling, Inc. (a) (b)	16,600	308,594
Dril-Quip, Inc. (a) (b)	4,800	228,960
Noble Corp. plc (a)	33,300	150,516
Rowan Cos. plc - Class A (a)	24,600	385,236
Subsea 7 S.A.	25,691	384,920
TGS Nopec Geophysical Co. ASA	6,426	152,006

		1,610,232

Equity Real Estate Investment Trusts—0.2%
CBL & Associates Properties, Inc. (b)	46,900	265,454
Charter Hall Group	26,021	121,948
Hansteen Holdings plc	168,790	325,813
Host Hotels & Resorts, Inc.	42,100	835,685
Park Hotels & Resorts, Inc.	22,200	638,250

		2,187,150

Food & Staples Retailing—0.4%
CVS Health Corp.	26,800	1,943,000
Distribuidora Internacional de Alimentacion S.A.	89,163	459,691
George Weston, Ltd.	3,300	286,578
J Sainsbury plc	39,692	129,219
Koninklijke Ahold Delhaize NV	29,263	642,258
METRO AG (a)	7,573	151,259

		3,612,005

Food Products—1.1%
Archer-Daniels-Midland Co.	28,400	1,138,272
Campbell Soup Co. (b)	38,100	1,832,991
General Mills, Inc.	27,700	1,642,333
Grieg Seafood ASA	16,249	142,439
Hershey Co. (The)	7,200	817,272
Lancaster Colony Corp.	1,200	155,052

Food Products—(Continued)
Marine Harvest ASA (a)	24,193	409,547
Nestle S.A.	39,156	3,364,758
Pilgrim’s Pride Corp. (a)	6,000	186,360
Salmar ASA	6,139	183,438
Sanderson Farms, Inc.	2,900	402,462
Suedzucker AG	8,360	180,891

		10,455,815

Health Care Equipment & Supplies—0.4%
Coloplast A/S - Class B	2,988	236,936
DiaSorin S.p.A.	1,583	140,468
Edwards Lifesciences Corp. (a)	2,600	293,046
Hoya Corp.	28,700	1,434,079
ResMed, Inc.	3,100	262,539
Sonova Holding AG	3,892	607,662
Varian Medical Systems, Inc. (a)	3,600	400,140

		3,374,870

Health Care Providers & Services—0.6%
Cardinal Health, Inc.	7,000	428,890
Envision Healthcare Corp. (a)	8,700	300,672
Express Scripts Holding Co. (a)	22,700	1,694,328
HCA Healthcare, Inc. (a)	18,100	1,589,904
McKesson Corp.	10,100	1,575,095
UnitedHealth Group, Inc.	1,500	330,690

		5,919,579

Health Care Technology—0.1%
Cerner Corp. (a)	7,700	518,903

Hotels, Restaurants & Leisure—0.4%
Brinker International, Inc.	10,500	407,820
Domino’s Pizza Group plc	33,586	156,670
Greene King plc	36,274	271,706
McDonald’s Corp.	10,200	1,755,624
Starbucks Corp.	21,600	1,240,488

		3,832,308

Household Durables—0.6%
Barratt Developments plc	37,635	328,894
Berkeley Group Holdings plc	24,021	1,360,216
Fujitsu General, Ltd.	8,400	183,957
Garmin, Ltd.	15,200	905,464
Haseko Corp.	13,700	212,045
JM AB	15,599	354,880
NVR, Inc. (a)	160	561,315
Persimmon plc	8,384	309,610
Sony Corp.	13,800	619,882
Taylor Wimpey plc	128,835	358,894
Tupperware Brands Corp.	4,200	263,340

		5,458,497

Household Products—0.9%
Church & Dwight Co., Inc.	15,500	777,635
Clorox Co. (The)	4,600	684,204

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—(Continued)
Colgate-Palmolive Co.	17,000	$1,282,650
Energizer Holdings, Inc.	5,700	273,486
Kimberly-Clark Corp.	17,200	2,075,352
Procter & Gamble Co. (The)	34,600	3,179,048
Unicharm Corp.	8,200	213,158

		8,485,533

Independent Power and Renewable Electricity Producers—0.0%
AES Corp.	15,500	167,865

Industrial Conglomerates—0.2%
3M Co.	7,900	1,859,423

Insurance—1.2%
Aflac, Inc.	24,100	2,115,498
Ageas	6,458	315,254
AIA Group, Ltd.	37,800	322,371
American Equity Investment Life Holding Co.	10,100	310,373
American Financial Group, Inc.	7,000	759,780
Athene Holding, Ltd. - Class A (a)	23,800	1,230,698
AXA S.A.	39,164	1,160,760
Axis Capital Holdings, Ltd.	2,482	124,745
Beazley plc	35,944	257,703
Everest Re Group, Ltd.	1,900	420,394
Legal & General Group plc	546,530	2,011,779
NN Group NV	6,953	300,641
Principal Financial Group, Inc.	25,000	1,764,000
Societa Cattolica di Assicurazioni SC	13,705	148,767
Swiss Re AG	5,404	505,851
Third Point Reinsurance, Ltd. (a)	17,400	254,910

		12,003,524

Internet & Direct Marketing Retail—0.3%
Amazon.com, Inc. (a)	2,500	2,923,675

Internet Software & Services—1.4%
Alphabet, Inc. - Class A (a)	3,200	3,370,880
Alphabet, Inc. - Class C (a)	3,300	3,453,120
Auto Trader Group plc (144A)	78,944	374,742
carsales.com, Ltd.	18,482	208,371
eBay, Inc. (a)	50,300	1,898,322
Facebook, Inc. - Class A (a)	19,100	3,370,386
Kakaku.com, Inc.	20,100	339,928
Mixi, Inc.	6,800	305,443
Moneysupermarket.com Group plc	36,991	177,690
NetEnt AB (a)	16,758	115,413
Rightmove plc	2,926	177,711

		13,792,006

IT Services—1.2%
Amdocs, Ltd.	12,000	785,760
Automatic Data Processing, Inc.	7,300	855,487
Broadridge Financial Solutions, Inc.	8,300	751,814
CGI Group, Inc. - Class A (a)	6,700	364,049
Cognizant Technology Solutions Corp. - Class A	26,200	1,860,724

IT Services—(Continued)
Convergys Corp.	9,100	213,850
CSRA, Inc.	10,900	326,128
Fiserv, Inc. (a)	6,100	799,893
Fujitsu, Ltd.	47,000	333,141
Infosys, Ltd. (ADR)	27,900	452,538
Jack Henry & Associates, Inc.	2,100	245,616
MasterCard, Inc. - Class A	9,800	1,483,328
Obic Co., Ltd.	2,600	191,127
PayPal Holdings, Inc. (a)	7,000	515,340
Travelport Worldwide, Ltd.	14,300	186,901
Visa, Inc. - Class A	20,100	2,291,802

		11,657,498

Leisure Products—0.2%
Hasbro, Inc.	14,700	1,336,083
Sega Sammy Holdings, Inc.	16,700	206,920
Vista Outdoor, Inc. (a)	8,600	125,302

		1,668,305

Life Sciences Tools & Services—0.1%
Waters Corp. (a)	2,700	521,613

Machinery—1.1%
Atlas Copco AB - A Shares	30,544	1,315,522
Donaldson Co., Inc.	4,700	230,065
Fortive Corp.	9,600	694,560
Graco, Inc.	5,400	244,188
Greenbrier Cos., Inc. (The)	3,600	191,880
IDEX Corp.	2,800	369,516
Illinois Tool Works, Inc.	6,600	1,101,210
IMI plc	20,459	366,231
Kone Oyj - Class B	19,242	1,032,549
Middleby Corp. (The) (a)	5,400	728,730
Nordson Corp.	2,200	322,080
Rotork plc	67,638	242,970
SMC Corp.	3,500	1,441,248
Snap-on, Inc.	5,900	1,028,370
Spirax-Sarco Engineering plc	4,925	372,739
Toro Co. (The)	7,700	502,271
Yangzijiang Shipbuilding Holdings, Ltd.	323,500	355,533

		10,539,662

Media—1.1%
AMC Networks, Inc. - Class A (a)	19,700	1,065,376
CTS Eventim AG & Co. KGaA	6,857	319,162
Discovery Communications, Inc. - Class A (a)	14,900	333,462
Eutelsat Communications S.A.	18,704	431,854
Gannett Co., Inc.	16,200	187,758
Gray Television, Inc. (a)	11,800	197,650
Mediaset Espana Comunicacion S.A.	19,052	213,606
MSG Networks, Inc. - Class A (a)	6,700	135,675
Omnicom Group, Inc.	13,500	983,205
ProSiebenSat.1 Media SE	19,778	680,968
Publicis Groupe S.A.	24,689	1,677,287
RTL Group S.A.	4,130	331,680

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Sinclair Broadcast Group, Inc. - Class A	11,400	$431,490
TEGNA, Inc.	40,500	570,240
Viacom, Inc. - Class B	23,200	714,792
WPP plc	108,117	1,959,361

		10,233,566

Metals & Mining—0.7%
Alcoa Corp. (a)	7,300	393,251
Anglo American plc	53,407	1,116,213
ArcelorMittal (a)	7,689	249,010
Asahi Holdings, Inc.	8,500	159,902
BHP Billiton, Ltd.	14,227	327,481
BlueScope Steel, Ltd.	15,637	187,390
Centamin plc	84,692	180,713
Fortescue Metals Group, Ltd.	44,433	168,844
Goldcorp, Inc.	15,300	195,115
Lundin Mining Corp.	42,800	284,652
Mitsubishi Materials Corp.	4,000	142,407
Nippon Steel & Sumitomo Metal Corp.	9,300	238,707
Rio Tinto plc	10,939	577,329
Rio Tinto, Ltd.	31,038	1,831,741
South32, Ltd.	109,284	297,129
Teck Resources, Ltd. - Class B	29,900	781,872

		7,131,756

Multi-Utilities—0.1%
Centrica plc	387,431	717,351
Engie S.A.	26,188	449,946

		1,167,297

Multiline Retail—0.4%
Big Lots, Inc.	6,800	381,820
Kohl’s Corp.	13,400	726,682
Macy’s, Inc. (b)	13,500	340,065
Marks & Spencer Group plc	92,740	393,318
Next plc	18,817	1,152,140
Nordstrom, Inc.	9,300	440,634
Target Corp.	11,700	763,425

		4,198,084

Oil, Gas & Consumable Fuels—2.0%
Antero Resources Corp. (a)	9,000	171,000
Callon Petroleum Co. (a) (b)	22,600	274,590
Cenovus Energy, Inc.	43,100	393,626
Chevron Corp.	3,900	488,241
Eni S.p.A.	40,816	674,968
EQT Midstream Partners L.P.	5,400	394,740
Exxon Mobil Corp.	61,100	5,110,404
Gazprom PJSC (ADR)	99,806	440,144
Gulfport Energy Corp. (a)	11,800	150,568
Hess Corp.	4,300	204,121
Husky Energy, Inc. (a)	13,700	193,457
Imperial Oil, Ltd.	12,000	374,511
Inpex Corp.	110,500	1,382,766
Japan Petroleum Exploration Co., Ltd.	8,000	211,817

Oil, Gas & Consumable Fuels—(Continued)
JXTG Holdings, Inc.	32,000	206,760
Marathon Oil Corp.	25,500	431,715
Marathon Petroleum Corp.	2,100	138,558
Murphy Oil Corp.	10,200	316,710
OMV AG	3,580	226,814
Petroleo Brasileiro S.A. (ADR) (a)	13,200	129,756
Range Resources Corp.	10,800	184,248
Repsol S.A.	61,018	1,078,409
Royal Dutch Shell plc - A Shares	7,421	248,431
Royal Dutch Shell plc - B Shares	8,659	292,041
Santos, Ltd. (a)	44,983	190,761
Spectra Energy Partners L.P.	7,000	276,780
Suncor Energy, Inc.	8,500	312,072
Total S.A.	51,443	2,838,383
Tourmaline Oil Corp. (a)	9,300	168,539
Valero Energy Corp.	5,900	542,269
Woodside Petroleum, Ltd.	49,055	1,267,860

		19,315,059

Paper & Forest Products—0.1%
OJI Holdings Corp.	35,000	232,665
UPM-Kymmene Oyj	28,737	891,661

		1,124,326

Personal Products—0.6%
Edgewell Personal Care Co. (a)	9,900	587,961
Estee Lauder Cos., Inc. (The) - Class A	2,900	368,996
L’Oreal S.A.	3,649	808,362
Unilever NV	46,563	2,616,111
Unilever plc	29,278	1,621,989

		6,003,419

Pharmaceuticals—3.2%
Bristol-Myers Squibb Co.	31,400	1,924,192
Eli Lilly & Co.	20,900	1,765,214
Endo International plc (a)	18,700	144,925
GlaxoSmithKline plc	153,315	2,711,812
Jazz Pharmaceuticals plc (a)	2,300	309,695
Johnson & Johnson	34,200	4,778,424
Kaken Pharmaceutical Co., Ltd.	2,800	144,515
Lannett Co., Inc. (a) (b)	4,600	106,720
Mallinckrodt plc (a)	22,200	500,832
Merck & Co., Inc.	56,400	3,173,628
Mylan NV (a)	30,400	1,286,224
Novo Nordisk A/S - Class B	37,252	2,002,116
Orion Oyj - Class B	9,754	363,252
Pfizer, Inc.	105,200	3,810,344
Recordati S.p.A.	7,344	326,231
Roche Holding AG	14,319	3,621,894
Sanofi	23,065	1,985,979
Sumitomo Dainippon Pharma Co., Ltd.	20,900	310,599
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	61,900	1,173,005
Valeant Pharmaceuticals International, Inc. (a)	9,600	200,095

		30,639,696

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—0.3%
Capita plc	60,385	$326,469
Dun & Bradstreet Corp. (The)	2,700	319,707
Equifax, Inc.	7,000	825,440
Intertek Group plc	8,335	583,855
SGS S.A.	184	479,620

		2,535,091

Real Estate Management & Development—0.6%
CapitaLand, Ltd.	232,600	612,810
CK Asset Holdings, Ltd.	79,500	694,902
Daiwa House Industry Co., Ltd.	24,000	922,008
Deutsche EuroShop AG	9,613	391,325
Hang Lung Properties, Ltd.	130,000	317,245
Henderson Land Development Co., Ltd.	67,000	441,583
Kerry Properties, Ltd.	49,500	222,676
Nomura Real Estate Holdings, Inc.	12,500	280,310
Sino Land Co., Ltd.	102,000	180,587
Sun Hung Kai Properties, Ltd.	47,000	782,918
Swire Pacific, Ltd. - Class A	33,000	305,442
Swire Properties, Ltd.	47,200	152,233
Wharf Real Estate Investment Co., Ltd. (a)	79,000	525,800

		5,829,839

Road & Rail—0.8%
Canadian National Railway Co.	16,700	1,377,053
Central Japan Railway Co.	10,500	1,879,123
ComfortDelGro Corp., Ltd.	234,300	346,478
Landstar System, Inc.	2,800	291,480
Norfolk Southern Corp.	9,600	1,391,040
Seino Holdings Co., Ltd.	8,800	139,363
Union Pacific Corp.	14,200	1,904,220

		7,328,757

Semiconductors & Semiconductor Equipment—1.2%
Applied Materials, Inc.	14,400	736,128
Cirrus Logic, Inc. (a)	8,331	432,046
Dialog Semiconductor plc (a)	12,305	381,143
Intel Corp.	69,800	3,221,968
KLA-Tencor Corp.	9,400	987,658
Maxim Integrated Products, Inc.	23,000	1,202,440
Micron Technology, Inc. (a)	17,900	736,048
NVIDIA Corp.	2,000	387,000
Skyworks Solutions, Inc.	8,100	769,095
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	12,200	483,730
Texas Instruments, Inc.	13,600	1,420,384
Ulvac, Inc.	4,300	268,924
Xilinx, Inc.	10,400	701,168

		11,727,732

Software—1.7%
Adobe Systems, Inc. (a)	2,900	508,196
ANSYS, Inc. (a)	1,100	162,349
CA, Inc.	6,300	209,664
CDK Global, Inc.	10,600	755,568
Changyou.com, Ltd. (ADR) (a)	4,500	163,935

Software—(Continued)
Check Point Software Technologies, Ltd. (a)	10,300	1,067,286
Citrix Systems, Inc. (a)	17,100	1,504,800
Constellation Software, Inc.	600	363,733
Dassault Systemes SE	2,042	216,873
Intuit, Inc.	3,400	536,452
Manhattan Associates, Inc. (a)	6,400	317,056
Microsoft Corp.	74,100	6,338,514
Nexon Co., Ltd. (a)	16,000	464,962
Sage Group plc (The)	49,580	532,780
SAP SE	13,655	1,531,133
TiVo Corp.	11,700	182,520
Trend Micro, Inc. (a)	9,600	543,718
VMware, Inc. - Class A (a) (b)	6,100	764,452

		16,163,991

Specialty Retail—0.9%
ABC-Mart, Inc.	3,500	200,895
AutoZone, Inc. (a)	900	640,233
Bed Bath & Beyond, Inc.	26,500	582,735
Best Buy Co., Inc.	6,700	458,749
Buckle, Inc. (The) (b)	16,900	401,375
Chico’s FAS, Inc.	25,400	224,028
Dick’s Sporting Goods, Inc.	18,600	534,564
DSW, Inc. - Class A	7,100	152,011
Foot Locker, Inc.	6,300	295,344
GameStop Corp. - Class A	17,900	321,305
Gap, Inc. (The)	14,500	493,870
Home Depot, Inc. (The)	1,900	360,107
Industria de Diseno Textil S.A.	18,613	647,389
Michaels Cos., Inc. (The) (a)	26,200	633,778
O’Reilly Automotive, Inc. (a)	3,400	817,836
Sally Beauty Holdings, Inc. (a)	32,800	615,328
Shimamura Co., Ltd.	2,500	274,979
Signet Jewelers, Ltd.	8,900	503,295
Super Retail Group, Ltd.	20,598	132,579
USS Co., Ltd.	12,000	253,861
Williams-Sonoma, Inc. (b)	8,300	429,110

		8,973,371

Technology Hardware, Storage & Peripherals—1.4%
Apple, Inc.	46,300	7,835,349
FUJIFILM Holdings Corp.	14,900	608,304
Hewlett Packard Enterprise Co.	47,100	676,356
HP, Inc.	95,200	2,000,152
Konica Minolta, Inc.	26,600	256,020
NCR Corp. (a)	9,300	316,107
Neopost S.A.	9,684	278,017
Seagate Technology plc	9,100	380,744
Western Digital Corp.	13,400	1,065,702
Xerox Corp.	8,600	250,690

		13,667,441

Textiles, Apparel & Luxury Goods—0.4%
Burberry Group plc	32,425	783,904
Hermes International	344	184,141

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
LVMH Moet Hennessy Louis Vuitton SE	4,382	$1,287,212
Michael Kors Holdings, Ltd. (a)	8,500	535,075
Moncler S.p.A.	17,577	549,151
Pandora A/S	7,132	776,172

		4,115,655

Thrifts & Mortgage Finance—0.0%
Genworth MI Canada, Inc.	6,700	231,862

Tobacco—0.8%
Altria Group, Inc.	24,200	1,728,122
British American Tobacco plc	38,037	2,567,135
Philip Morris International, Inc.	22,500	2,377,125
Swedish Match AB	16,885	664,607

		7,336,989

Trading Companies & Distributors—0.2%
Fastenal Co.	4,000	218,760
ITOCHU Corp.	32,000	597,467
Mitsubishi Corp.	16,500	456,006
Mitsui & Co., Ltd.	22,200	360,546
Sumitomo Corp.	13,700	232,218

		1,864,997

Transportation Infrastructure—0.0%
Grupo Aeroportuario del Pacifico S.A.B. de C.V. (ADR)	1,100	113,036

Water Utilities—0.0%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	41,800	436,810

Wireless Telecommunication Services—0.5%
KDDI Corp.	70,000	1,742,814
Mobile TeleSystems PJSC (ADR)	47,700	486,063
NTT DoCoMo, Inc.	81,300	1,920,452
Vodacom Group, Ltd.	16,971	199,407

		4,348,736

Total Common Stocks (Cost $388,327,319)		388,253,411

Mutual Funds—37.6%

Investment Company Securities—37.6%
iShares 20+ Year Treasury Bond ETF (b)	113,335	14,377,678
iShares Core MSCI Europe ETF (b)	134,024	6,723,984
iShares Core S&P 500 ETF	221,070	59,434,670
iShares iBoxx $ Investment Grade Corporate Bond ETF (b)	1,517,006	184,407,249
iShares MSCI EAFE ETF (b)	1,000,000	70,310,000
iShares MSCI Japan Fund	158,543	9,501,482
iShares U.S. Financial Services ETF (b)	34,312	4,476,000
SPDR S&P Insurance ETF (b)	123,078	3,778,495
WisdomTree Japan Hedged Equity Fund (b)	161,933	9,607,485

Total Mutual Funds (Cost $358,329,114)		362,617,043

Corporate Bonds & Notes—10.9%
Security Description	Principal Amount*	Value

Auto Manufacturers—0.2%
General Motors Financial Co., Inc. 3.200%, 07/06/21	2,000,000	2,019,522

Banks—3.3%
Banco Santander S.A. 3.125%, 02/23/23	2,400,000	2,387,787
Bank of America Corp. 3.705%, 3M USD LIBOR + 1.512%, 04/24/28 (c)	5,000,000	5,131,970
Capital One N.A. 2.350%, 01/31/20	3,000,000	2,990,967
Citigroup, Inc. 3.887%, 3M USD LIBOR + 1.563%, 01/10/28 (c)	5,000,000	5,175,409
Credit Suisse Group AG 2.997%, 3M USD LIBOR + 1.200%, 12/14/23 (144A) (c)	3,000,000	2,964,766
Goldman Sachs Group, Inc. (The) 2.905%, 3M USD LIBOR + 0.990%, 07/24/23 (c)	5,000,000	4,965,084
HSBC Holdings plc 2.950%, 05/25/21	5,000,000	5,034,361
PNC Bank N.A. 3.100%, 10/25/27	3,000,000	2,995,542

		31,645,886

Chemicals—0.3%
Sherwin-Williams Co. (The) 3.450%, 06/01/27	3,000,000	3,047,987

Computers—0.3%
Hewlett Packard Enterprise Co. 3.600%, 10/15/20	2,500,000	2,552,497

Food—0.2%
Kroger Co. (The) 4.450%, 02/01/47	2,000,000	1,996,973

Housewares—0.3%
Newell Brands, Inc. 4.200%, 04/01/26	3,000,000	3,133,225

Insurance—0.2%
Prudential Financial, Inc. 4.500%, 3M USD LIBOR + 2.380%, 09/15/47 (c)	2,000,000	2,024,600

Internet—0.3%
Amazon.com, Inc. 2.800%, 08/22/24 (144A)	2,500,000	2,492,401

Media—0.3%
Discovery Communications LLC 2.950%, 03/20/23	2,500,000	2,474,192

Mining—0.3%
Barrick North America Finance LLC 5.750%, 05/01/43	540,000	678,116
Glencore Funding LLC 4.125%, 05/30/23 (144A)	2,500,000	2,586,250

		3,264,366

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—1.2%
Andeavor 4.500%, 04/01/48	2,500,000	$2,528,330
Cenovus Energy, Inc. 4.250%, 04/15/27	5,000,000	4,987,957
Devon Energy Corp. 5.850%, 12/15/25	2,000,000	2,335,350
EQT Corp. 3.900%, 10/01/27	1,880,000	1,868,968

		11,720,605

Pharmaceuticals—0.8%
Allergan Funding SCS 3.800%, 03/15/25	2,500,000	2,545,117
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	5,000,000	4,921,306

		7,466,423

Pipelines—0.5%
Enbridge, Inc. 6.000%, 3M USD LIBOR + 3.890%, 01/15/77 (c)	2,000,000	2,080,000
MPLX L.P. 5.200%, 03/01/47	1,000,000	1,097,426
Sabine Pass Liquefaction LLC 4.200%, 03/15/28	2,000,000	2,023,560

		5,200,986

Real Estate Investment Trusts—1.3%
Crown Castle International Corp. 3.700%, 06/15/26	5,000,000	4,996,593
Digital Realty Trust L.P. 3.700%, 08/15/27	5,500,000	5,540,025
Vornado Realty L.P. 3.500%, 01/15/25	2,250,000	2,244,423

		12,781,041

Retail—0.2%
CVS Health Corp. 3.875%, 07/20/25 (b)	2,000,000	2,059,737

Software—0.3%
Microsoft Corp. 4.100%, 02/06/37	2,500,000	2,791,268

Telecommunications—0.9%
AT&T, Inc. 4.100%, 02/15/28 (144A)	3,000,000	3,009,924
4.900%, 08/14/37	3,000,000	3,037,784
Verizon Communications, Inc. 3.376%, 02/15/25 (144A)	1,500,000	1,505,666
4.272%, 01/15/36	1,500,000	1,492,203

		9,045,577

Total Corporate Bonds & Notes (Cost $105,610,857)		105,717,286

U.S. Treasury & Government Agencies—1.0%
Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—1.0%
U.S. Treasury Inflation Indexed Notes 0.625%, 01/15/26 (d) (Cost $9,611,231)	9,485,950	9,637,783

Preferred Stocks—0.1%

Auto Components—0.1%
Schaeffler AG	22,978	405,617

Chemicals—0.0%
FUCHS Petrolub SE	6,179	326,782

Total Preferred Stocks (Cost $714,863)		732,399

Short-Term Investment—6.8%

Repurchase Agreement—6.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $65,829,474 on 01/02/18, collateralized by $68,665,000 U.S. Treasury Note at 1.375% due 05/31/21 with a value of $67,144,620.	65,826,548	65,826,548

Total Short-Term Investments (Cost $65,826,548)		65,826,548

Securities Lending Reinvestments (e)—8.2%

Certificates of Deposit—2.4%
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (c)	2,000,000	1,999,860
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (c)	2,000,000	2,000,012
KBC Bank NV Zero Coupon, 02/26/18	1,991,524	1,994,900
1.550%, 01/29/18	2,000,000	2,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.769%, 1M LIBOR + 0.200%, 05/30/18 (c)	2,000,000	1,999,844
Mizuho Bank, Ltd., New York 1.592%, 1M LIBOR + 0.200%, 04/06/18 (c)	1,000,000	999,976
1.691%, 1M LIBOR + 0.200%, 04/18/18 (c)	1,000,000	999,859
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (c)	1,000,000	1,000,026
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (c)	2,000,000	1,999,956
Standard Chartered plc 1.460%, 02/02/18	500,000	499,936
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (c)	1,000,000	999,691
Sumitomo Mitsui Banking Corp., New York 1.579%, 1M LIBOR + 0.200%, 02/05/18 (c)	1,000,000	1,000,035
1.612%, 1M LIBOR + 0.180%, 04/11/18 (c)	2,500,000	2,499,925
Wells Fargo Bank N.A. 1.511%, 3M LIBOR + 0.140%, 10/26/18 (c)	3,000,000	3,002,746

		22,996,766

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—0.3%
Kells Funding LLC 1.400%, 03/01/18	496,442	$498,736
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (c)	2,500,000	2,499,930

		2,998,666

Repurchase Agreements—3.9%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $10,233,383 on 01/02/18, collateralized by $10,339,682 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $10,444,619.	10,231,407	10,231,407
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $10,001,556 on 01/02/18, collateralized by $9,012,312 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $10,200,002.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $2,047,280 on 04/02/18, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $5,001,056 on 01/02/18, collateralized by $5,150,000 Foreign Obligations with rates ranging from 1.750% - 2.625%, maturity dates ranging from 06/11/19 - 03/16/26, with a value of $5,100,027.	5,000,000	5,000,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $4,801,013 on 01/02/18, collateralized by $4,924,848 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $4,896,019.	4,800,000	4,800,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $1,516,663 on 04/03/18, collateralized by $9,528 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $1,668,332.	1,500,000	1,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $822,896 on 04/02/18, collateralized by various Common Stock with a value of $880,000.	800,000	800,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $3,623,256 on 01/02/18, collateralized by various Common Stock with a value of $4,009,149.	3,600,000	3,600,000

		37,931,407

Time Deposits—1.6%
Australia New Zealand Bank 1.330%, 01/02/18	3,000,000	3,000,000
Canadian Imperial Bank 1.330%, 01/02/18	3,000,000	3,000,000
Nordea Bank New York 1.300%, 01/02/18	3,000,000	3,000,000
Royal Bank of Canada New York 1.350%, 01/02/18	3,500,000	3,500,000
Standard Chartered plc 1.490%, 01/02/18	2,700,000	2,700,000

		15,200,000

Total Securities Lending Reinvestments (Cost $79,125,320)		79,126,839

Total Investments—104.9% (Cost $1,007,545,252)		1,011,911,309
Other assets and liabilities (net)—(4.9)%		(47,688,241)

Net Assets—100.0%		$964,223,068

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $77,381,148 and the collateral received consisted of cash in the amount of $79,119,373. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Principal amount of security is adjusted for inflation.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $14,136,017, which is 1.5% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	7,539,000	MSIP	02/15/18	$5,896,527	$(14,338)
EUR	16,118,000	JPMC	02/15/18	19,370,080	16,995

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
IDR	130,603,000,000	MSIP	02/15/18	$9,565,883	$22,750
JPY	758,368,000	JPMC	02/15/18	6,754,209	(10,161)
JPY	2,923,044,000	MSIP	02/15/18	26,057,353	(63,178)
KRW	36,711,000,000	UBSA	02/20/18	33,997,963	320,833

Contracts to Deliver
CAD	20,975,000	MSIP	02/15/18	$16,332,569	$(364,476)
EUR	14,680,000	MSIP	02/15/18	17,410,325	(247,094)
GBP	8,628,000	MSIP	02/15/18	11,567,135	(97,993)
KRW	36,711,000,000	MSIP	02/20/18	33,894,377	(424,419)

Net Unrealized Depreciation					$(861,081)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
IBEX 35 Index Futures	01/19/18	399	EUR	39,982,992	$(1,058,115)
MSCI Emerging Markets Index Mini Futures	03/16/18	166	USD	9,658,710	(37,245)
Russell 2000 Index Mini Futures	03/16/18	501	USD	38,489,325	(387,453)
S&P 500 Index E-Mini Futures	03/16/18	50	USD	6,690,000	(46,366)
S&P Financial Select Sector Index E-Mini Futures	03/16/18	381	USD	32,837,438	(159,014)
U.S. Treasury Note 10 Year Futures	03/20/18	8	USD	992,375	736

Futures Contracts—Short
FTSE 100 Index Futures	03/16/18	(128)	GBP	(9,776,640)	(72,097)
FTSE MIB Index Futures	03/16/18	(365)	EUR	(39,706,525)	1,093,531
U.S. Treasury Note 10 Year Futures	03/20/18	(78)	USD	(9,675,656)	(17,204)

Net Unrealized Depreciation					$(683,227)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Depreciation(1)
Pay	3M LIBOR	Quarterly	2.353%	Quarterly	01/23/28	USD	288,594,000	$(928,320)	$—	$(928,320)

(1)	There is no upfront payment premium paid or received, therefore Market Value equals Unrealized Depreciation.

Glossary of Abbreviations

Counterparties

(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Schedule of Investments as of December 31, 2017

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-TradedFund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$1,824,635	$177,172	$—	$2,001,807
Air Freight & Logistics	—	830,767	—	830,767
Airlines	—	164,061	—	164,061
Auto Components	2,888,315	6,155,953	—	9,044,268
Automobiles	475,869	1,859,546	—	2,335,415
Banks	12,307,250	17,090,964	—	29,398,214
Beverages	6,259,772	1,445,012	—	7,704,784
Biotechnology	12,197,939	342,291	—	12,540,230
Building Products	182,988	565,069	—	748,057
Capital Markets	7,789,520	8,853,923	—	16,643,443
Chemicals	648,636	4,700,111	—	5,348,747
Commercial Services & Supplies	1,234,519	1,119,876	—	2,354,395
Communications Equipment	1,217,518	—	—	1,217,518
Construction & Engineering	—	1,052,915	—	1,052,915
Construction Materials	600,490	233,201	—	833,691
Consumer Finance	7,788,772	—	—	7,788,772
Distributors	—	551,094	—	551,094
Diversified Consumer Services	1,001,604	—	—	1,001,604
Diversified Financial Services	535,194	1,167,803	—	1,702,997
Diversified Telecommunication Services	4,512,013	7,376,762	—	11,888,775
Electric Utilities	234,570	1,028,818	—	1,263,388
Electrical Equipment	3,254,150	1,398,335	—	4,652,485
Electronic Equipment, Instruments & Components	1,720,432	389,579	—	2,110,011
Energy Equipment & Services	1,073,306	536,926	—	1,610,232
Equity Real Estate Investment Trusts	1,739,389	447,761	—	2,187,150
Food & Staples Retailing	2,229,578	1,382,427	—	3,612,005
Food Products	6,174,742	4,281,073	—	10,455,815
Health Care Equipment & Supplies	955,725	2,419,145	—	3,374,870
Health Care Providers & Services	5,919,579	—	—	5,919,579
Health Care Technology	518,903	—	—	518,903
Hotels, Restaurants & Leisure	3,403,932	428,376	—	3,832,308
Household Durables	1,730,119	3,728,378	—	5,458,497
Household Products	8,272,375	213,158	—	8,485,533
Independent Power and Renewable Electricity Producers	167,865	—	—	167,865
Industrial Conglomerates	1,859,423	—	—	1,859,423

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Insurance	$6,980,398	$5,023,126	$—	$12,003,524
Internet & Direct Marketing Retail	2,923,675	—	—	2,923,675
Internet Software & Services	12,092,708	1,699,298	—	13,792,006
IT Services	11,133,230	524,268	—	11,657,498
Leisure Products	1,461,385	206,920	—	1,668,305
Life Sciences Tools & Services	521,613	—	—	521,613
Machinery	5,412,870	5,126,792	—	10,539,662
Media	4,619,648	5,613,918	—	10,233,566
Metals & Mining	1,654,890	5,476,866	—	7,131,756
Multi-Utilities	—	1,167,297	—	1,167,297
Multiline Retail	2,652,626	1,545,458	—	4,198,084
Oil, Gas & Consumable Fuels	10,696,049	8,619,010	—	19,315,059
Paper & Forest Products	—	1,124,326	—	1,124,326
Personal Products	956,957	5,046,462	—	6,003,419
Pharmaceuticals	19,173,298	11,466,398	—	30,639,696
Professional Services	1,145,147	1,389,944	—	2,535,091
Real Estate Management & Development	525,800	5,304,039	—	5,829,839
Road & Rail	4,963,793	2,364,964	—	7,328,757
Semiconductors & Semiconductor Equipment	11,077,665	650,067	—	11,727,732
Software	12,874,525	3,289,466	—	16,163,991
Specialty Retail	7,463,668	1,509,703	—	8,973,371
Technology Hardware, Storage & Peripherals	12,525,100	1,142,341	—	13,667,441
Textiles, Apparel & Luxury Goods	535,075	3,580,580	—	4,115,655
Thrifts & Mortgage Finance	231,862	—	—	231,862
Tobacco	4,105,247	3,231,742	—	7,336,989
Trading Companies & Distributors	218,760	1,646,237	—	1,864,997
Transportation Infrastructure	113,036	—	—	113,036
Water Utilities	436,810	—	—	436,810
Wireless Telecommunication Services	486,063	3,862,673	—	4,348,736
Total Common Stocks	237,701,020	150,552,391	—	388,253,411
Total Mutual Funds*	362,617,043	—	—	362,617,043
Total Corporate Bonds & Notes*	—	105,717,286	—	105,717,286
Total U.S. Treasury & Government Agencies*	—	9,637,783	—	9,637,783
Total Preferred Stocks*	—	732,399	—	732,399
Total Short-Term Investment*	—	65,826,548	—	65,826,548
Total Securities Lending Reinvestments*	—	79,126,839	—	79,126,839
Total Investments	$600,318,063	$411,593,246	$—	$1,011,911,309

Collateral for Securities Loaned (Liability)	$—	$(79,119,373)	$—	$(79,119,373)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$360,578	$—	$360,578
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,221,659)	—	(1,221,659)
Total Forward Contracts	$—	$(861,081)	$—	$(861,081)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,094,267	$—	$—	$1,094,267
Futures Contracts (Unrealized Depreciation)	(1,777,494)	—	—	(1,777,494)
Total Futures Contracts	$(683,227)	$—	$—	$(683,227)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(928,320)	$—	$(928,320)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,011,911,309
Cash	466,247
Cash denominated in foreign currencies (c)	118,620
Cash collateral (d)	26,560,208
Unrealized appreciation on forward foreign currency exchange contracts	360,578
Receivable for:
Collateral for centrally cleared swap contracts	32,208
Investments sold	15,038,875
Fund shares sold	233,641
Dividends and interest	1,442,147
Variation margin on centrally cleared swap contracts	579,599
Prepaid expenses	2,317

Total Assets	1,056,745,749
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,221,659
Collateral for securities loaned	79,119,373
Payables for:
Investments purchased	10,042,597
Fund shares redeemed	15,290
Variation margin on futures contracts	1,344,686
Accrued Expenses:
Management fees	395,957
Distribution and service fees	203,961
Deferred trustees’ fees	93,732
Other expenses	85,426

Total Liabilities	92,522,681

Net Assets	$964,223,068

Net Assets Consist of:
Paid in surplus	$825,559,491
Undistributed net investment income	11,433,900
Accumulated net realized gain	125,336,271
Unrealized appreciation on investments, futures contracts, swap contracts, forward foreign currency transactions and foreign currency transactions	1,893,406

Net Assets	$964,223,068

Net Assets
Class B	$964,223,068
Capital Shares Outstanding*
Class B	74,771,177
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,007,545,252.
(b)	Includes securities loaned at value of $77,381,148.
(c)	Identified cost of cash denominated in foreign currencies was $118,981.
(d)	Includes collateral of $13,009,106 for futures contracts and $13,551,102 for centrally cleared swap contracts.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$6,868,072
Dividends from affiliated investments	8,000,487
Interest	243,453
Securities lending income	1,401,604

Total investment income	16,513,616
Expenses
Management fees	4,156,981
Administration fees	28,231
Custodian and accounting fees	62,731
Distribution and service fees—Class B	2,227,345
Audit and tax services	33,646
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	42,690
Insurance	5,657
Miscellaneous	12,427

Total expenses	6,659,500
Less management fee waiver	(939,691)

Net expenses	5,719,809

Net Investment Income	10,793,807

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	38,895,632
Affiliated investments	52,531,184
Futures contracts	27,465,040
Swap contracts	51,079
Foreign currency transactions	(210,218)
Capital gain distributions from affiliated investments	6,673,046

Net realized gain	125,405,763

Net change in unrealized appreciation (depreciation) on:
Investments	(1,886,711)
Affiliated investments	(392,690)
Futures contracts	1,678,486
Swap contracts	(928,320)
Foreign currency transactions	(23)
Forward foreign currency transactions	(861,081)

Net change in unrealized depreciation	(2,390,339)

Net realized and unrealized gain	123,015,424

Net Increase in Net Assets From Operations	$133,809,231

(a)	Net of foreign withholding taxes of $12,516.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,793,807	$8,302,745
Net realized gain	125,405,763	4,715,083
Net change in unrealized appreciation (depreciation)	(2,390,339)	23,018,648

Increase in net assets from operations	133,809,231	36,036,476

From Distributions to Shareholders
Net investment income
Class B	(8,964,953)	(5,895,125)
Net realized capital gains
Class B	(72,298)	(1,988,717)

Total distributions	(9,037,251)	(7,883,842)

Increase in net assets from capital share transactions	21,675,729	101,191,061

Total increase in net assets	146,447,709	129,343,695

Net Assets
Beginning of period	817,775,359	688,431,664

End of period	$964,223,068	$817,775,359

Undistributed net investment income
End of period	$11,433,900	$8,756,566

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	7,770,683	$94,303,091	14,187,390	$153,790,588
Reinvestments	745,648	9,037,251	720,644	7,883,842
Redemptions	(6,822,329)	(81,664,613)	(5,492,349)	(60,483,369)

Net increase	1,694,002	$21,675,729	9,415,685	$101,191,061

Increase derived from capital shares transactions		$21,675,729		$101,191,061

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2017		2016	2015	2014	2013(a)
Net Asset Value, Beginning of Period	$11.19		$10.81	$11.46	$10.59	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.15		0.12	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	1.68		0.37	(0.25)	0.80	0.76

Total from investment operations	1.83		0.49	(0.12)	0.91	0.86

Less Distributions
Distributions from net investment income	(0.12)		(0.08)	(0.09)	0.00	(0.08)
Distributions from net realized capital gains	(0.00	)(c)	(0.03)	(0.44)	(0.04)	(0.19)

Total distributions	(0.12)		(0.11)	(0.53)	(0.04)	(0.27)

Net Asset Value, End of Period	$12.90		$11.19	$10.81	$11.46	$10.59

Total Return (%) (d)	16.47		4.57	(1.25)	8.64	8.59	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (f)	0.75		0.73	0.74	0.82	1.15	(g)
Net ratio of expenses to average net assets (%) (f)(h)	0.64		0.63	0.63	0.70	0.80	(g)
Ratio of net investment income to average net assets (%) (i)	1.21		1.06	1.13	0.99	1.39	(g)
Portfolio turnover rate (%)	189		84	93	62	88	(e)
Net assets, end of period (in millions)	$964.2		$817.8	$688.4	$308.4	$143.8

(a)	Commencement of operations was April 19, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(i)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio) (the “Portfolio”), which is diversified.

On December 18, 2017, Schroder Investment Management North America, Inc. succeeded FIAM, LLC as the subadviser to the Portfolio and the name of the Portfolio was changed from the Pyramis Managed Risk Portfolio to the Schroders Global Multi-Asset Portfolio II.

Prior to December 18, 2017, during the period that FIAM, LLC acted as the subadviser, the Portfolio invested approximately 80% of its assets in shares of affiliated mutual funds offered by Fidelity Investments (“Underlying Portfolios”) and exchange-traded funds (“Underlying ETFs”) offered by Fidelity Investments and other sponsors and approximately 20% of its assets in derivative instruments such as stock index futures.

Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal

BHFTI-20

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

BHFTI-21

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus.

Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments, partnership adjustments, adjustments to prior period accumulated balances, swap transactions, real estate investment trusts (“REIT”), passive foreign investment companies (“PFICs”) and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $ 65,826,548. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $37,931,407. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

BHFTI-22

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(8,814,275)	$—	$—	$—	$(8,814,275)
Corporate Bonds & Notes	(115,834)	—	—	—	(115,834)
Mutual Funds	(70,189,264)	—	—	—	(70,189,264)
Total Borrowings	$(79,119,373)	$—	$—	$—	$(79,119,373)
Gross amount of recognized liabilities for securities lending transactions					$(79,119,373)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange

BHFTI-23

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and treasury futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a

BHFTI-24

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$928,320
	Unrealized appreciation on futures contracts (a) (c)	$736	Unrealized depreciation on futures contracts (a) (c)	17,204
Equity	Unrealized appreciation on futures contracts (a) (c)	1,093,531	Unrealized depreciation on futures contracts (a) (c)	1,760,290
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	360,578	Unrealized depreciation on forward foreign currency exchange contracts	1,221,659

Total		$1,454,845		$3,927,473

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank N.A.	$16,995	$(10,161)	$—	$6,834
Morgan Stanley & Co. International plc	22,750	(22,750)	—	—
UBS AG	320,833	—	—	320,833

	$360,578	$(32,911)	$—	$327,667

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Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
JPMorgan Chase Bank N.A.	$10,161	$(10,161)	$—	$—
Morgan Stanley & Co. International plc	1,211,498	(22,750)	—	1,188,748

	$1,221,659	$(32,911)	$—	$1,188,748

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$5,898,766	$21,566,274	$—	$27,465,040
Swap contracts	51,079	—	—	51,079

	$5,949,845	$21,566,274	$—	$27,516,119

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(861,081)	$(861,081)
Futures contracts	1,374,167	304,319	—	1,678,486
Swap contracts	(928,320)	—	—	(928,320)

	$445,847	$304,319	$(861,081)	$(110,915)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$180,846,420
Futures contracts long	182,868,820
Futures contracts short	(7,803,105)
Swap contracts	288,594,000

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant

BHFTI-26

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$9,611,231	$1,502,237,561	$0	$1,436,034,203

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement (“Management Agreement”) with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly

BHFTI-27

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

compensation at the annual rate of 0.80% of average daily net assets. Prior to December 18, 2017, Brighthouse Investment Advisers received monthly compensation at the annual rate of 0.450% of daily average net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2017 were $4,156,981.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Effective December 18, 2017, Schroder Investment Management North America, Inc. (the “Subadvisor”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio. Prior to December 18, 2017, FIAM, LLC was compensated by Brighthouse Investment Advisers for providing subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period December 18, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.130%	On the first $200 million
0.140%	On the next $50 million
0.160%	On the next $500 million
0.190%	On the next $500 million
0.220%	On the next $500 million
0.250%	On amounts in excess of $1.75 billion

Amounts waived for the period ended December 31, 2017 amounted to $67,281 and are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, the Subadviser has agreed, for the period from December 18, 2017 through April 30, 2018, to waive a portion of the subadvisory fees payable to the Subadviser with respect to the Portfolio and the Schroders Global Multi-Asset Portfolio, another series of the Trust, reflecting the difference, if any, between the aggregate subadvisory fees payable by the Adviser to the Subadviser individually with respect to the Portfolio and the Schroders Global Multi-Asset Portfolio and the subadvisory fees that would be payable by the Adviser to the Subadviser if the assets of the Portfolio and the Schroders Global Multi-Asset Portfolio were aggregated for purposes of calculating such advisory fees and then apportioning the resulting subadvisory fee based on average daily net assets of the two portfolios. The Adviser has agreed to reduce its management fee for the Portfolio by the amount waived by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Fees waived for the period ended December 31, 2017 amounted to $15,465 and are included in the amount shown as a management fee waiver in the Statement of Operations.

Prior to December 15, 2017, the Adviser had agreed to waive its management fee in the same amount as any fees the Adviser or its affiliates received from FIAM, LLC and its affiliates for recordkeeping and other administrative services. Amounts waived for the year ended December 31, 2017 amounted to $856,945 and are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in

BHFTI-28

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated Issuers during the period ended December 18, 2017, when FIAM, LLC served as subadviser to the Portfolio, is as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2017
Fidelity Blue Chip Growth Fund	$29,627,872	$5,143,234	$(43,577,658)	$7,987,598	$818,954	$—
Fidelity Blue Chip Value Fund	3,281,832	18,634	(3,586,261)	461,394	(175,599)	—
Fidelity Conservative Income Bond Fund	34,454,099	353,801	(34,842,280)	42,864	(8,484)	—
Fidelity Contrafund	4,804,529	29,160,586	(33,775,641)	(115,638)	(73,836)	—
Fidelity Corporate Bond Fund	28,201,305	782,679	(29,930,733)	524,443	422,306	—
Fidelity Diversified International Fund	6,255,054	3,203,049	(10,742,217)	759,876	524,238	—
Fidelity Equity Dividend Income Fund	50,068,554	4,308,296	(57,029,308)	4,036,971	(1,384,513)	—
Fidelity Floating Rate High Income Fund	23,563,172	682,044	(24,244,189)	610,399	(611,426)	—
Fidelity Inflation Protected Bond Index Fund	8,245,648	16,946,182	(25,350,325)	240,722	(82,227)	—
Fidelity International Small Cap Fund	17,263,296	431,910	(21,445,364)	2,995,607	754,551	—
Fidelity International Small Cap Opportunities Fund	4,773,496	8,891,440	(15,568,988)	2,013,182	(109,130)	—
Fidelity Japan Smaller Companies Fund	6,973,662	430,320	(9,404,050)	2,494,472	(494,404)	—
Fidelity Large Cap Stock Fund	25,550,302	5,302,872	(34,191,724)	3,903,337	(564,787)	—
Fidelity Low-Priced Stock Fund	—	24,295,464	(24,575,831)	280,367	—	—
Fidelity Nordic Fund	—	1,000,000	(1,018,193)	18,193	—	—
Fidelity OTC Portfolio	18,699,088	2,526,246	(26,787,948)	5,081,921	480,693	—
Fidelity Overseas Fund	60,221,015	6,539,215	(82,836,228)	13,705,156	2,370,842	—
Fidelity Real Estate Investment Portfolio	3,874,139	7,342	(3,883,956)	193,309	(190,834)	—
Fidelity Stock Selector Large Cap Value Fund	19,683,424	10,938,089	(31,986,718)	3,263,176	(1,897,971)	—
Fidelity Total Bond Fund	115,627,438	28,610,480	(146,047,832)	1,469,279	340,635	—
Fidelity Value Discovery Fund	4,983,487	24,168,449	(31,204,794)	2,564,556	(511,698)	—

	$466,151,412	$173,740,332	$(692,030,238)	$52,531,184	$(392,690)	$—

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
Fidelity Blue Chip Growth Fund	$1,408,250	$29,987	—
Fidelity Blue Chip Value Fund	—	18,634	—
Fidelity Conservative Income Bond Fund	—	371,041	—
Fidelity Contrafund	1,667,716	25,894	—
Fidelity Corporate Bond Fund	—	821,251	—
Fidelity Diversified International Fund	400,416	102,713	—
Fidelity Equity Dividend Income Fund	—	443,364	—
Fidelity Floating Rate High Income Fund	3,947	696,635	—
Fidelity Inflation Protected Bond Index Fund	—	7,533	—
Fidelity International Small Cap Fund	309,346	122,564	—
Fidelity International Small Cap Opportunities Fund	185,393	106,047	—
Fidelity Japan Smaller Companies Fund	353,205	77,115	—
Fidelity Large Cap Stock Fund	775,583	374,924	—
Fidelity Low-Priced Stock Fund	178,416	169,337	—
Fidelity Nordic Fund	—	—	—
Fidelity OTC Portfolio	746,319	—	—
Fidelity Overseas Fund	47,873	776,445	—
Fidelity Real Estate Investment Portfolio	—	7,342	—
Fidelity Stock Selector Large Cap Value Fund	—	240,662	—
Fidelity Total Bond Fund	339,687	3,275,677	—
Fidelity Value Discovery Fund	256,895	333,322	—

	$6,673,046	$8,000,487

BHFTI-29

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,007,712,224
Gross unrealized appreciation	8,280,661
Gross unrealized depreciation	(4,951,937)

Net unrealized appreciation (depreciation)	$3,328,724

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$8,964,953	$5,895,125	$72,298	$1,988,717	$9,037,251	$7,883,842

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$48,626,938	$86,801,669	$3,328,702	$—	$138,757,309

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had no post-enactment and no pre-enactment accumulated capital loss carryfowards.

10. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

11. Subsequent Events

At a meeting held on November 29, 2017, the Board approved the acquisition of the Portfolio by the Brighthouse Funds Trust I Schroders Global Multi-Asset Portfolio (“Schroders Global Multi-Asset Portfolio”), subject to the approval of shareholders of the Portfolio. On February 23, 2018, the shareholders of the Portfolio will consider the approval of the proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of the Portfolio by the Schroders Global Multi-Asset Portfolio in exchange for shares of the Schroders Global Multi-Asset Portfolio. If approved by shareholders, it is anticipated that the reorganization will close on or about April 27, 2018.

BHFTI-30

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of Schroders Global Multi-Asset Portfolio II and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Schroders Global Multi-Asset Portfolio II (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Schroders Global Multi-Asset Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, and the transfer agent; when replies were not received from brokers or the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-31

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-32

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-33

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-34

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-35

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis® Managed Risk Portfolio). At its November 28-30, 2017 meeting, the Board approved a new sub-adviser for the Portfolio, replacing FIAM LLC (“FIAM”) with Schroder Investment Management North America Inc. (“Schroders”) under a new sub-advisory agreement. At that meeting, the Board also approved the renewal of the Portfolio’s existing Sub-Advisory Agreement with FIAM so that FIAM could continue to provide services to the Portfolio until the change in sub-adviser to Schroders became effective, which occurred on December 15, 2017. The Board considered the following information in relation to the Agreements with the Adviser and FIAM regarding the Portfolio (the discussion of the Board’s approval of the initial sub-advisory agreement with Schroders is set forth separately):

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-year and since-inception (beginning April 19, 2013) periods ended June 30, 2017. The Board also considered that the Portfolio outperformed its Lipper Index for the three-year and since-inception periods ended June 30, 2017, and underperformed its Lipper Index one-year period ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the three-year period ended October 31, 2017 and outperformed its benchmark for the one-year and since inception periods ended October 31, 2017. The Board also noted that the Portfolio underperformed its blended benchmark for the three-year and since inception periods and outperformed its blended benchmark for the one-year period.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were above the Expense Universe median, and equal to the Expense Group median and the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were equal to the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

The Board considered that Schroders had agreed to calculate its sub-advisory fee from December 15, 2017 through April 2018 based on the cumulative assets of the Portfolio and the Schroders Global Multi-Asset Portfolio. The Board also took into account the revisions to the investment strategy of the Portfolio, which was approved by the Board at the November 28-30, 2017 meeting to be effective on December 15, 2017, such that the Portfolio will be managed by Schroders to the same principal investment strategies as those of the Schroders Global Multi-Asset Portfolio and that the Portfolio will change from, in part, an investment structure whereby the Portfolio invests in underlying funds to an investment structure whereby the Portfolio will invest primarily in a portfolio of underlying securities.

BHFTI-36

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio II (formerly, Pyramis Managed Risk Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered that, in order to implement this change, the fees and expenses of the Portfolio will also change. In particular, the Board considered that the advisory fee will increase for the Portfolio following the change in sub-adviser; however, the Board also considered that, as a result, in part, of the expected decrease in investments in shares of underlying funds, there would be an overall reduction in the total expenses (including the effect of acquired fund fees and expenses) of the Portfolio immediately after the change in sub-adviser.

At its November 28-30, 2017 meeting, the Board also approved the reorganization of the Portfolio with and into the Schroders Global Multi-Asset Portfolio to be effective on or about May 1, 2018.

BHFTI-37

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the SSGA Growth and Income ETF Portfolio returned 16.21%, 15.86%, and 16.02%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 23.97%. The Portfolio’s composite benchmark, the SSGA Growth and Income Composite Index2, returned 14.58%.

MARKET ENVIRONMENT / CONDITIONS

Global markets proved resilient in 2017 as they shrugged off geopolitical risks on their way to recording their best year since 2009 as measured by the MSCI All Country World Index, posting a 24.6% return. The reflation thematic drove growth assets higher throughout much of 2017 with better than expected global economic data releases, evidenced by the Organization for Economic Cooperation and Expansion estimating that all 45 economies it follows were on track to expand in 2017. In the U.S. the S&P 500 Index gained 21.8% for the year as companies posted strong earnings growth and economic data hit multi-year highs with the ISM Manufacturing Index notching its highest reading since June of 2004. Outside the U.S., the global equity rally was even more pronounced in 2017 as the MSCI Emerging Markets Index surged nearly 38%, and the MSCI Europe and MSCI Pacific indices gained 26% and 25%, respectively. Subdued volatility and healthy economic growth in the Eurozone, Japan, and China worked in concert with a weaker U.S. dollar to provide tailwinds throughout the year for non-U.S. equities as the dollar declined 10% in 2017.

In a year that benefitted many asset classes exposed to the synchronized improvement in global economic growth, real assets were broadly left behind as global inflation underwhelmed, though a pickup in inflation expectations in the fourth quarter provided some momentum to close the year. The Bloomberg Commodity Total Return Index closed the year 1.7% higher on a 4.7% gain in the fourth quarter, led by an 8.9% gain in the energy sub-index and a coincident 16.9% quarter gain in crude oil prices. For 2017, the modest positive return outcome for commodities overall was led by a 29% gain in industrial metals and offset by declines of 11% and 4% for the Agriculture and Energy sub-indices, respectively. Real Estate Investment Trusts (“REITs”), which have historically benefitted from lower rates and higher equity prices, benefitted from neither in 2017, with the Dow Jones U.S. Select REIT Index gaining just 3.8% for the year. The final quarter of 2017 saw an upgrading of inflation expectations as measured by 10-year Treasury break even rates which advanced 10 basis points in December to finish the year nearly exactly where they started at 1.98% after declining to as low as 1.67% in June.

Within fixed income, 2017 could be characterized by the flattening of the U.S. yield curve as short-term interest rates were pushed up 70 basis points by the Federal Reserve’s three interest rate hikes, while long-term interest rates remained well anchored by the drop in inflation expectations. Both the U.S. 10-year treasury yield and the 10-year breakeven rate closed the year nearly unchanged from where they started 2017, settling at just over 2.4% and 2%, respectively. As a result of the flatter yield curve environment, long duration treasury bonds experienced strong performance in 2017, ending the year up over 8.5%. U.S. credit markets fared especially well and were beneficiaries of investors’ appetite for risky assets with option adjusted spreads in investment grade and high yield bonds steadily declining throughout the year before finishing 2017 near the lowest levels of this economic cycle. The tighter spread and flatter yield curve combined to help the Bloomberg Barclays U.S. Long Credit Index finish the year with a robust 12.2% gain, while the Barclays U.S. High Yield Index returned 7.5% for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of 16.21% for the year, outperforming its composite benchmark. The positive excess return was driven by asset allocation decisions to over or underweight specific securities across the Portfolio. The returns of the underlying ETFs relative to their respective benchmarks provided a modest negative contribution to excess return (net of fees).

On the positive side, the overweight to equity securities and the corresponding underweight to fixed income assets relative to the composite benchmark provided the largest positive contribution overall. Within equities, the Portfolio benefited from both regional and sector positioning. Bolstered by a weaker U.S. dollar and still favorable central bank policies the Portfolios biggest overweight position, non-U.S. stocks, surged in 2017. The global expansion in growth also helped lift cyclical stocks at home, rewarding our decision to overweight the Information Technology sector throughout the year.

A modest overweight to investment grade and high yield bond hurt overall relative performance. While these credit securities had positive

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

returns from an absolute perspective, they still lagged the broader composite benchmark. An overweight to hedged Japanese equities also weighted negatively on excess return of the Portfolio. The U.S. dollar declined in 2017 which positively impacted Japanese equities that were not hedged.

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH AND INCOME COMPOSITE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
SSGA Growth and Income ETF Portfolio
Class A	16.21	7.78	5.83
Class B	15.86	7.50	5.57
Class E	16.02	7.63	5.68
MSCI ACWI (All Country World Index)	23.97	10.80	4.65
SSGA Growth and Income Composite Index	14.58	8.33	6.36

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth and Income Composite Index is computed by SSGA, consisting of 30% S&P 500 Index, 2% S&P MidCap 400 Index, 3% S&P 600 Index, 13% MSCI World ex-U.S. Index, 2% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 5% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 23% Bloomberg Barclays U.S. Aggregate Bond Index, 10% Bloomberg Barclays High Yield Very Liquid Index, 5% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg Barclays 1-3 Month U.S. T-Bill Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	29.2
iShares MSCI EAFE ETF	13.9
Vanguard Total Bond Market ETF	12.9
SPDR Bloomberg Barclays High Yield Bond ETF	9.3
iShares Core MSCI Emerging Markets ETF	7.0
iShares TIPS Bond ETF	5.0
iShares Core S&P Small-Cap ETF	3.0
Vanguard FTSE Pacific ETF	2.5
Health Care Select Sector SPDR Fund	2.0
iShares Core S&P Mid-Cap ETF	2.0

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.32%	$1,000.00	$1,078.40	$1.68
	Hypothetical*	0.32%	$1,000.00	$1,023.59	$1.63

Class B (a)	Actual	0.57%	$1,000.00	$1,077.20	$2.98
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class E (a)	Actual	0.47%	$1,000.00	$1,077.90	$2.46
	Hypothetical*	0.47%	$1,000.00	$1,022.84	$2.40

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2017

Mutual Funds—97.9% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—97.9%
Financial Select Sector SPDR Fund (a) (b)	1,885,820	$52,633,236
Health Care Select Sector SPDR Fund (a) (b)	644,592	53,294,867
iShares 20+ Year Treasury Bond ETF (b)	208,305	26,425,572
iShares Core MSCI Emerging Markets ETF (b)	3,270,924	186,115,576
iShares Core S&P Mid-Cap ETF (b)	278,514	52,856,387
iShares Core S&P Small-Cap ETF (b)	1,032,177	79,281,515
iShares MSCI Canada ETF (b)	1,078,432	31,964,725
iShares MSCI EAFE ETF (b)	5,205,009	365,964,183
iShares TIPS Bond ETF	1,153,549	131,596,870
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	6,669,406	244,900,588
SPDR Dow Jones International Real Estate ETF (a) (b)	680,767	27,564,256
SPDR S&P 500 ETF Trust (a)	2,887,373	770,524,359
SPDR S&P International Small Cap ETF (a) (b)	1,463,903	51,939,278
Technology Select Sector SPDR Fund (a) (b)	822,971	52,628,996
Vanguard FTSE Pacific ETF (b)	905,368	66,001,327
Vanguard REIT ETF (b)	621,488	51,571,074
Vanguard Total Bond Market ETF (b)	4,192,797	342,006,451

Total Mutual Funds (Cost $2,282,956,173)		2,587,269,260

Short-Term Investment–2.0%

Mutual Fund—2.0%
AIM STIT-STIC Prime Portfolio	53,181,480	53,181,480

Total Short-Term Investments (Cost $53,181,443)		53,181,480

Securities Lending Reinvestments (c)—24.5%

Certificates of Deposit—11.3%
Agricultural Bank of China 1.870%, 02/15/18	10,000,000	10,000,290
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (d)	10,000,000	9,999,300
1.715%, 1M LIBOR + 0.180%, 03/22/18 (d)	5,000,000	4,999,815
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (d)	8,000,000	8,000,496
Chiba Bank, Ltd., New York 1.560%, 02/02/18	15,000,000	14,998,425
China Construction Bank 1.950%, 02/20/18	18,000,000	18,000,576
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	2,250,000	2,250,000
Credit Agricole S.A. 1.722%, 1M LIBOR + 17.000%, 02/26/18 (d)	7,000,000	7,000,574
Credit Suisse AG New York 1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	10,000,000	10,000,590
1.742%, 1M LIBOR + 19.000%, 04/25/18 (d)	15,000,000	15,001,275
KBC Bank NV Zero Coupon, 02/26/18	12,447,024	12,468,125
1.550%, 01/29/18	10,000,000	10,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (d)	12,000,000	11,998,848
1.769%, 1M LIBOR + 0.200%, 05/30/18 (d)	10,000,000	9,999,220

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd., New York 1.592%, 1M LIBOR + 0.200%, 04/06/18 (d)	7,500,000	7,499,820
1.632%, 1M LIBOR + 0.200%, 04/11/18 (d)	5,000,000	5,002,649
1.644%, 1M LIBOR + 0.200%, 02/12/18 (d)	10,000,000	10,001,996
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (d)	5,000,000	5,000,130
Norinchukin Bank New York 1.539%, 1M LIBOR + 0.160%, 04/05/18 (d)	15,000,000	14,999,460
1.722%, 1M LIBOR + 0.170%, 02/23/18 (d)	8,000,000	8,000,168
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	7,000,000	6,999,762
Standard Chartered plc 1.460%, 02/02/18	5,000,000	4,999,360
1.561%, 1M LIBOR + 20.000%, 05/01/18 (d)	15,000,000	14,996,310
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (d)	6,000,000	5,998,146
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (d)	8,000,000	7,991,520
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (d)	15,000,000	14,997,660
1.579%, 1M LIBOR + 0.200%, 02/05/18 (d)	5,000,000	5,000,175
1.661%, 1M LIBOR + 0.170%, 02/16/18 (d)	8,000,000	8,000,552
1.754%, 1M LIBOR + 0.190%, 04/26/18 (d)	3,000,000	2,999,976
1.844%, 1M LIBOR + 0.280%, 07/30/18 (d)	5,000,000	5,000,000
Wells Fargo Bank N.A. 1.511%, 3M LIBOR + 0.140%, 10/26/18 (d)	25,000,000	25,022,882

		297,228,100

Commercial Paper—4.4%
Bank of China, Ltd. 1.900%, 02/12/18	19,934,556	19,960,940
Canadian Imperial Bank 1.700%, 03/19/18	14,933,417	14,946,645
China Construction Bank 1.700%, 01/24/18	9,976,861	9,988,750
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	14,947,133	14,963,640
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (d)	3,500,000	3,499,276
Kells Funding LLC 1.400%, 03/01/18	1,985,767	1,994,944
Ridgefield Funding Co. LLC 1.400%, 01/03/18	14,947,500	14,999,355
1.701%, 1M LIBOR + 0.210%, 05/17/18 (d)	4,000,000	3,999,736
Sheffield Receivables Co. 1.593%, 1M LIBOR + 19.000%, 06/07/18 (d)	7,500,192	7,499,190
1.680%, 03/14/18	4,978,533	4,983,010
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	19,000,000	18,999,468

		115,834,954

Master Demand Notes—1.1%
Natixis Financial Products LLC 1.650%, OBFR + 0.230%, 01/02/18 (d)	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Master Demand Notes—(Continued)
Natixis Financial Products LLC 1.670%, OBFR + 25.000%, 01/02/18 (d)	25,000,000	$25,000,000

		30,000,000

Repurchase Agreements—4.6%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $262,835 on 01/02/18, collateralized by $265,565 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $268,260.	262,784	262,784
Citigroup Global Markets, Inc. Repurchase Agreement dated 10/16/17 at 2.000% to be repurchased at $5,046,944 on 04/03/18, collateralized by various Common Stock with a value of $5,500,001.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $7,701,326 on 01/02/18, collateralized by $7,977,267 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $7,829,329.	7,700,000	7,700,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $32,006,756 on 01/02/18, collateralized by $32,960,000 Foreign Obligations with rates ranging from 1.750% - 2.625%, maturity dates ranging from 06/11/19 - 03/16/26, with a value of $32,640,170.	32,000,000	32,000,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $17,003,589 on 01/02/18, collateralized by $17,442,170 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $17,340,069.	17,000,000	17,000,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $15,166,629 on 04/03/18, collateralized by $95,280 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $16,683,319.	15,000,000	15,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $17,486,535 on 04/02/18, collateralized by various Common Stock with a value of $18,700,003.	17,000,000	17,000,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $7,600,142 on 04/02/18, collateralized by various Common Stock with a value of $8,250,001.	7,500,000	7,500,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $20,229,846 on 01/02/18, collateralized by various Common Stock with a value of $22,384,415.	20,100,000	20,100,000

		121,562,784

Time Deposits—3.1%
Australia New Zealand Bank 1.330%, 01/02/18	31,500,000	31,500,000
Bank of Montreal 1.400%, 01/03/18	2,900,000	2,900,000

Time Deposits—(Continued)
Nordea Bank New York 1.300%, 01/02/18	9,915,000	9,915,000
OP Corporate Bank plc 1.990%, 01/12/18	10,000,000	10,000,000
Royal Bank of Canada New York 1.350%, 01/02/18	25,000,000	25,000,000
Standard Chartered plc 1.490%, 01/02/18	3,000,000	3,000,000

		82,315,000

Total Securities Lending Reinvestments (Cost $646,923,865)		646,940,838

Total Investments—124.4% (Cost $2,983,061,481)		3,287,391,578
Other assets and liabilities (net)—(24.4)%		(645,179,055)

Net Assets—100.0%		$2,642,212,523

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $632,452,131 and the collateral received consisted of cash in the amount of $646,778,767. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ETF)—	Exchange-Traded Fund
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	Overnight Bank Funding Rate

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,587,269,260	$—	$—	$2,587,269,260
Total Short-Term Investment*	53,181,480	—	—	53,181,480
Total Securities Lending Reinvestments*	—	646,940,838	—	646,940,838
Total Investments	$2,640,450,740	$646,940,838	$—	$3,287,391,578

Collateral for Securities Loaned (Liability)	$—	$(646,778,767)	$—	$(646,778,767)

*	See Schedule of Investments for additional detailed categorizations

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$2,033,905,998
Affiliated investments at value (c) (d)	1,253,485,580
Cash	151,697
Receivable for:
Fund shares sold	92,022
Dividends	43,941
Dividends on affiliated investments	3,756,704
Prepaid expenses	6,937

Total Assets	3,291,442,879
Liabilities
Collateral for securities loaned	646,778,767
Payables for:
Fund shares redeemed	982,925
Accrued Expenses:
Management fees	684,058
Distribution and service fees	552,051
Administration fees	14,882
Custodian and accounting fees	21,708
Deferred trustees’ fees	129,869
Other expenses	66,096

Total Liabilities	649,230,356

Net Assets	$2,642,212,523

Net Assets Consist of:
Paid in surplus	$2,179,243,967
Undistributed net investment income	57,580,034
Accumulated net realized gain	101,058,425
Unrealized appreciation on investments and affiliated investments	304,330,097

Net Assets	$2,642,212,523

Net Assets
Class A	$31,084,244
Class B	2,601,414,565
Class E	9,713,714
Capital Shares Outstanding*
Class A	2,483,138
Class B	209,423,011
Class E	779,614
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.52
Class B	12.42
Class E	12.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,922,787,034.
(b)	Includes securities loaned at value of $300,652,424.
(c)	Identified cost of affiliated investments was $1,060,274,447.
(d)	Includes securities loaned at value of $331,799,707.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends from Underlying ETFs	$34,092,494
Dividends from affiliated investments	34,208,737
Securities lending income	3,347,446

Total investment income	71,648,677
Expenses
Management fees	8,011,851
Administration fees	22,274
Custodian and accounting fees	39,309
Distribution and service fees—Class B	6,452,702
Distribution and service fees—Class E	14,619
Audit and tax services	41,159
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	75,871
Insurance	17,441
Miscellaneous	22,828

Total expenses	14,787,846

Net Investment Income	56,860,831

Net Realized and Unrealized Gain
Net realized gain on:
Investments	26,219,986
Affiliated investments	89,435,821
Capital gain distributions from Underlying ETFs	155,133
Capital gain distributions from affiliated investments	1,478,403

Net realized gain	117,289,343

Net change in unrealized appreciation on:
Investments	122,441,119
Affiliated investments	89,113,069

Net change in unrealized appreciation	211,554,188

Net realized and unrealized gain	328,843,531

Net Increase in Net Assets From Operations	$385,704,362

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$56,860,831	$64,548,215
Net realized gain	117,289,343	4,067,495
Net change in unrealized appreciation	211,554,188	78,847,062

Increase in net assets from operations	385,704,362	147,462,772

From Distributions to Shareholders
Net investment income
Class A	(783,681)	(734,683)
Class B	(62,699,994)	(60,889,014)
Class E	(241,181)	(235,813)
Net realized capital gains
Class A	(89,280)	(1,600,300)
Class B	(7,864,808)	(147,745,403)
Class E	(29,136)	(549,952)

Total distributions	(71,708,080)	(211,755,165)

Decrease in net assets from capital share transactions	(241,221,847)	(27,311,732)

Total increase (decrease) in net assets	72,774,435	(91,604,125)

Net Assets
Beginning of period	2,569,438,088	2,661,042,213

End of period	$2,642,212,523	$2,569,438,088

Undistributed net investment income
End of period	$57,580,034	$64,803,939

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	173,710	$2,045,550	358,163	$3,998,457
Reinvestments	75,191	872,961	218,019	2,334,983
Redemptions	(347,791)	(4,088,913)	(361,084)	(4,038,683)

Net increase (decrease)	(98,890)	$(1,170,402)	215,098	$2,294,757

Class B
Sales	2,957,818	$34,261,665	3,334,395	$37,045,287
Reinvestments	6,114,801	70,564,802	19,608,498	208,634,417
Redemptions	(29,324,522)	(343,761,766)	(24,877,329)	(274,953,556)

Net decrease	(20,251,903)	$(238,935,299)	(1,934,436)	$(29,273,852)

Class E
Sales	124,166	$1,465,722	86,804	$961,966
Reinvestments	23,364	270,317	73,642	785,765
Redemptions	(240,632)	(2,852,185)	(185,152)	(2,080,368)

Net decrease	(93,102)	$(1,116,146)	(24,706)	$(332,637)

Decrease derived from capital shares transactions		$(241,221,847)		$(27,311,732)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.10	$11.41	$12.62	$12.98	$12.08

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.31	0.28	0.31	0.31
Net realized and unrealized gain (loss) on investments	1.49	0.34	(0.46)	0.43	1.22

Total from investment operations	1.78	0.65	(0.18)	0.74	1.53

Less Distributions
Distributions from net investment income	(0.32)	(0.30)	(0.32)	(0.33)	(0.34)
Distributions from net realized capital gains	(0.04)	(0.66)	(0.71)	(0.77)	(0.29)

Total distributions	(0.36)	(0.96)	(1.03)	(1.10)	(0.63)

Net Asset Value, End of Period	$12.52	$11.10	$11.41	$12.62	$12.98

Total Return (%) (b)	16.21	6.03	(1.77)	6.14	13.22

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	2.43	2.75	2.30	2.45	2.52
Portfolio turnover rate (%)	39	60	43	55	47
Net assets, end of period (in millions)	$31.1	$28.7	$27.0	$28.4	$28.1

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.02	$11.33	$12.53	$12.90	$12.01

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.27	0.25	0.27	0.27
Net realized and unrealized gain (loss) on investments	1.48	0.35	(0.45)	0.42	1.22

Total from investment operations	1.73	0.62	(0.20)	0.69	1.49

Less Distributions
Distributions from net investment income	(0.29)	(0.27)	(0.29)	(0.29)	(0.31)
Distributions from net realized capital gains	(0.04)	(0.66)	(0.71)	(0.77)	(0.29)

Total distributions	(0.33)	(0.93)	(1.00)	(1.06)	(0.60)

Net Asset Value, End of Period	$12.42	$11.02	$11.33	$12.53	$12.90

Total Return (%) (b)	15.86	5.78	(1.96)	5.81	12.93

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.57	0.57	0.56	0.56	0.56
Ratio of net investment income to average net assets (%) (d)	2.17	2.46	2.04	2.17	2.21
Portfolio turnover rate (%)	39	60	43	55	47
Net assets, end of period (in millions)	$2,601.4	$2,531.1	$2,623.8	$2,908.8	$3,006.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.05	$11.36	$12.57	$12.93	$12.03

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.28	0.26	0.28	0.29
Net realized and unrealized gain (loss) on investments	1.49	0.35	(0.46)	0.44	1.23

Total from investment operations	1.75	0.63	(0.20)	0.72	1.52

Less Distributions
Distributions from net investment income	(0.30)	(0.28)	(0.30)	(0.31)	(0.33)
Distributions from net realized capital gains	(0.04)	(0.66)	(0.71)	(0.77)	(0.29)

Total distributions	(0.34)	(0.94)	(1.01)	(1.08)	(0.62)

Net Asset Value, End of Period	$12.46	$11.05	$11.36	$12.57	$12.93

Total Return (%) (b)	16.02	5.87	(1.93)	6.00	13.11

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.47	0.47	0.46	0.46	0.46
Ratio of net investment income to average net assets (%) (d)	2.25	2.54	2.11	2.26	2.34
Portfolio turnover rate (%)	39	60	43	55	47
Net assets, end of period (in millions)	$9.7	$9.6	$10.2	$12.0	$12.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $121,562,784. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,004,572,477	$0	$1,222,938,151

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$8,011,851	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated Issuers during the year ended December 31, 2017 is as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2017
Consumer Discretionary Select Sector SPDR Fund	$—	$52,276,101	$(52,308,591)	$32,490	$—	$—
Financial Select Sector SPDR Fund	—	107,648,897	(59,209,179)	768,492	3,425,026	52,633,236
Health Care Select Sector SPDR Fund	—	53,579,886	(3,706,612)	128,414	3,293,179	53,294,867
Industrial Select Sector SPDR Fund	50,739,352	—	(57,671,429)	11,810,214	(4,878,137)	—
Materials Select Sector SPDR Fund	50,262,355	—	(52,197,906)	5,244,167	(3,308,616)	—

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2017
SPDR Bloomberg Barclays High Yield Bond ETF	$308,709,083	$2,252,724	$(68,638,949)	$(5,739,379)	$8,317,109	$244,900,588
SPDR Dow Jones International Real Estate ETF	73,084,153	1,207,407	(52,250,719)	512,348	5,011,067	27,564,256
SPDR Gold Shares	25,713,629	—	(26,809,457)	(1,935,912)	3,031,740	—
SPDR S&P 500 ETF Trust	673,120,360	116,661,623	(145,576,425)	68,897,030	57,421,771	770,524,359
SPDR S&P Dividend ETF	25,372,647	—	(25,312,785)	(181,417)	121,555	—
SPDR S&P International Small Cap ETF	48,766,777	—	(7,462,006)	1,806,768	8,827,739	51,939,278
SPDR S&P MidCap 400 ETF Trust	50,760,038	—	(51,655,962)	5,561,185	(4,665,261)	—
Technology Select Sector SPDR Fund	52,654,803	—	(15,073,125)	2,531,421	12,515,897	52,628,996

	$1,359,183,197	$333,626,638	$(617,873,145)	$89,435,821	$89,113,069	$1,253,485,580

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
Consumer Discretionary Select Sector SPDR Fund	$—	$—	—
Financial Select Sector SPDR Fund	—	426,105	1,885,820
Health Care Select Sector SPDR Fund	—	623,586	644,592
Industrial Select Sector SPDR Fund	—	727,611	—
Materials Select Sector SPDR Fund	—	—	—
SPDR Bloomberg Barclays High Yield Bond ETF	—	15,388,694	6,669,406
SPDR Dow Jones International Real Estate ETF	—	1,265,103	680,767
SPDR Gold Shares	—	—	—
SPDR S&P 500 ETF Trust	—	13,630,618	2,887,373
SPDR S&P Dividend ETF	—	—	—
SPDR S&P International Small Cap ETF	1,478,403	1,213,009	1,463,903
SPDR S&P MidCap 400 ETF Trust	—	138,421	—
Technology Select Sector SPDR Fund	—	795,590	822,971

	$1,478,403	$34,208,737

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$2,990,686,671
Gross unrealized appreciation	316,645,070
Gross unrealized depreciation	(19,940,163)

Net unrealized appreciation (depreciation)	$296,704,907

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$63,724,856	$61,859,510	$7,983,224	$149,895,655	$71,708,080	$211,755,165

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$78,487,635	$87,905,882	$296,704,907	$—	$463,098,424

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-17

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSGA Growth and Income ETF Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Growth and Income ETF Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Growth and Income ETF Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-21

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-22

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

SSGA Growth and Income ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2017. The Board also considered that the Portfolio outperformed its Lipper Index for the three- and five-year periods ended June 30, 2017, and underperformed its Lipper Index for the one-year period ended June 30. 2017. The Board further considered that the Portfolio underperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-, three- and five-year periods ended October 31, 2017. The Board also noted that the Portfolio underperformed its other benchmark, SSGA ETF Growth & Income Index, for the three- and five-year periods ended October 31, 2017, and outperformed its other benchmark for the one-year period ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B and E shares of the SSGA Growth ETF Portfolio returned 19.98%, 19.64%, and 19.80%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 23.97%. The Portfolio’s composite benchmark, the SSGA Growth Composite Index2, returned 18.38%.

MARKET ENVIRONMENT / CONDITIONS

Global markets proved resilient in 2017 as they shrugged off geopolitical risks on their way to recording their best year since 2009 as measured by the MSCI All Country World Index, posting a 24.6% return. The reflation thematic drove growth assets higher throughout much of 2017 with better than expected global economic data releases, evidenced by the Organization for Economic Cooperation and Development estimating that all 45 economies it follows were on track to expand in 2017. In the U.S., the S&P 500 Index gained 21.8% for the year as companies posted strong earnings growth and economic data hit multi-year highs with the ISM Manufacturing Index notching its highest reading since June of 2004. Outside the U.S., the global equity rally was even more pronounced in 2017 as the MSCI Emerging Markets Index surged nearly 38%, and the MSCI Europe and MSCI Pacific indices gained 26% and 25%, respectively. Subdued volatility and healthy economic growth in the Eurozone, Japan, and China worked in concert with a weaker U.S. dollar to provide tailwinds throughout the year for non-U.S. equities as the dollar declined 10% in 2017.

In a year that benefitted many asset classes exposed to the synchronized improvement in global economic growth, real assets were broadly left behind as global inflation underwhelmed, though a pickup in inflation expectations in the fourth quarter provided some momentum to close the year. The Bloomberg Commodity Total Return Index closed the year 1.7% higher on a 4.7% gain in the fourth quarter led by an 8.9% gain in the energy sub-index and a coincident 16.9% quarter gain in crude oil prices. For 2017, the modest positive return outcome for commodities overall was led by a 29% gain in industrial metals and offset by declines of 11% and 4% for the Agriculture and Energy sub-indices, respectively. Real Estate Investment Trusts (“REITs”), which have historically benefitted from lower rates and higher equity prices, benefitted from neither in 2017, with the Dow Jones U.S. Select REIT Index gaining just 3.8% for the year. The final quarter of 2017 saw an upgrading of inflation expectations as measured by 10-year Treasury break even rates which advanced 10 basis points in December to finish the year nearly exactly where they started at 1.98% after declining to as low as 1.67% in June.

Within fixed income, 2017 could be characterized by the flattening of the U.S. yield curve as short-term interest rates were pushed up 70 basis points by the Federal Reserve’s three interest rate hikes, while long-term interest rates remained well anchored by the drop in inflation expectations. Both the U.S. 10-year treasury yield and the 10-year breakeven rate closed the year nearly unchanged from where they started 2017, settling at just over 2.4% and 2%, respectively. As a result of the flatter yield curve environment, long duration treasury bonds experienced strong performance in 2017, ending the year up over 8.5%. U.S. credit markets fared especially well and were beneficiaries of investors’ appetite for risky assets with option adjusted spreads in investment grade and high yield bonds steadily declining throughout the year before finishing 2017 near the lowest levels of this economic cycle. The tighter spread and flatter yield curve combined to help the Bloomberg Barclays U.S. Long Credit Index finish the year with a robust 12.2% gain, while the Barclays U.S. High Yield Index returned 7.5% for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of 19.98% for the year, outperforming its composite benchmark. The positive excess return was driven by asset allocation decisions to over or underweight specific securities across the Portfolio. The returns of the underlying ETFs relative to their respective benchmarks provided a modest negative contribution to excess return (net of fees).

On the positive side, the overweight to equity securities and the corresponding underweight to fixed income assets relative to the benchmark provided the largest positive contribution overall. Within equities, the Portfolio benefited from both regional and sector positioning. Bolstered by a weaker U.S. dollar and still favorable central bank policies, the Portfolio’s biggest overweight position, non-U.S. stocks, surged in 2017. The global expansion in growth also helped lift cyclical stocks at home, rewarding our decision to overweight the Information Technology sector throughout the year.

A modest overweight to investment grade and high yield bond hurt overall relative performance. While these credit securities had positive returns from an absolute perspective, they still lagged the broader

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

composite benchmark. An overweight to hedged Japanese equities also weighted negatively on excess return of the Portfolio. The U.S. dollar declined in 2017 which positively impacted Japanese equities that were not hedged.

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH COMPOSITE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
SSGA Growth ETF Portfolio
Class A	19.98	9.49	5.89
Class B	19.64	9.22	5.63
Class E	19.80	9.33	5.73
MSCI ACWI (All Country World Index)	23.97	10.80	4.65
SSGA Growth Composite Index	18.38	10.10	6.36

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth Composite Index is computed by SSGA, consisting of 35% S&P 500 Index, 5% S&P MidCap 400 Index, 5% S&P 600 Index, 20% MSCI World ex-U.S. Index, 3% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 7% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 10% Bloomberg Barclays U.S. Aggregate Bond Index, 5% Bloomberg Barclays High Yield Very Liquid Index, 3% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg Barclays 1-3 Month U.S. T-Bill Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	34.2
iShares MSCI EAFE ETF	19.8
iShares Core MSCI Emerging Markets ETF	9.1
iShares Core S&P Small-Cap ETF	5.0
iShares Core S&P Mid-Cap ETF	5.0
SPDR Bloomberg Barclays High Yield Bond ETF	4.3
iShares TIPS Bond ETF	3.0
SPDR S&P International Small Cap ETF	2.9
Vanguard FTSE Pacific ETF	2.5
iShares MSCI Canada ETF	2.2

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.34%	$1,000.00	$1,097.20	$1.80
	Hypothetical*	0.34%	$1,000.00	$1,023.49	$1.73

Class B (a)	Actual	0.59%	$1,000.00	$1,096.10	$3.12
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

Class E (a)	Actual	0.49%	$1,000.00	$1,096.70	$2.59
	Hypothetical*	0.49%	$1,000.00	$1,022.74	$2.50

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2017

Mutual Funds—98.0% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—98.0%
Financial Select Sector SPDR Fund (a) (b)	700,369	$19,547,299
Health Care Select Sector SPDR Fund (a) (b)	237,706	19,653,532
iShares 20+ Year Treasury Bond ETF (a)	77,179	9,790,928
iShares Core MSCI Emerging Markets ETF (a)	1,574,688	89,599,747
iShares Core S&P Mid-Cap ETF (a)	258,290	49,018,276
iShares Core S&P Small-Cap ETF (a)	642,739	49,368,783
iShares MSCI Canada ETF (a)	728,219	21,584,411
iShares MSCI EAFE ETF (a)	2,762,638	194,241,078
iShares TIPS Bond ETF	255,091	29,100,781
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	1,136,452	41,730,517
SPDR Dow Jones International Real Estate ETF (a) (b)	250,636	10,148,252
SPDR S&P 500 ETF Trust (b)	1,254,991	334,906,898
SPDR S&P International Small Cap ETF (a) (b)	809,494	28,720,847
Technology Select Sector SPDR Fund (a) (b)	303,499	19,408,761
Vanguard FTSE Pacific ETF	333,675	24,324,908
Vanguard REIT ETF (a)	229,181	19,017,439

Total Mutual Funds (Cost $796,685,727)		960,162,457

Short-Term Investment—2.0%

Mutual Fund—2.0%
AIM STIT-STIC Prime Portfolio	19,270,069	19,270,069

Total Short-Term Investments (Cost $19,270,069)		19,270,069

Securities Lending Reinvestments (c)—27.0%

Certificates of Deposit—10.3%
Agricultural Bank of China 1.870%, 02/15/18	5,000,000	5,000,145
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (d)	5,000,000	4,999,650
1.715%, 1M LIBOR + 0.180%, 03/22/18 (d)	2,500,000	2,499,907
China Construction Bank 1.950%, 02/20/18	5,000,000	5,000,160
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (d)	5,000,000	5,000,030
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	1,500,000	1,500,089
1.742%, 1M LIBOR + 19.000%, 04/25/18 (d)	5,000,000	5,000,425
KBC Bank NV Zero Coupon, 02/26/18	4,978,810	4,987,250
1.550%, 01/26/18	2,000,000	2,000,060
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (d)	3,500,000	3,499,664
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	1,500,000	1,499,960
1.769%, 1M LIBOR + 0.200%, 05/30/18 (d)	5,000,000	4,999,610
Mizuho Bank, Ltd., New York 1.632%, 1M LIBOR + 0.200%, 04/11/18 (d)	7,000,000	7,003,709
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (d)	3,000,000	3,000,078
Norinchukin Bank New York 1.539%, 1M LIBOR + 0.160%, 04/05/18 (d)	5,000,000	4,999,820

Certificates of Deposit—(Continued)
Norinchukin Bank New York 1.722%, 1M LIBOR + 0.170%, 02/23/18 (d)	3,000,000	3,000,063
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	2,000,000	1,999,932
Standard Chartered plc 1.460%, 02/02/18	1,250,000	1,249,840
1.561%, 1M LIBOR + 0.200%, 05/01/18 (d)	3,000,000	2,999,262
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (d)	2,000,000	1,999,382
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (d)	4,500,000	4,495,230
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (d)	5,000,000	4,999,220
1.612%, 1M LIBOR + 0.180%, 04/11/18 (d)	6,000,000	5,999,820
1.634%, 1M LIBOR + 0.190%, 04/12/18 (d)	2,500,000	2,499,855
1.844%, 1M LIBOR + 0.280%, 07/30/18 (d)	2,500,000	2,500,000
Wells Fargo Bank N.A. 1.511%, 3M LIBOR + 0.140%, 10/26/18 (d)	8,000,000	8,007,322

		100,740,483

Commercial Paper—4.6%
Bank of China, Ltd. 1.900%, 02/12/18	7,475,458	7,485,352
Canadian Imperial Bank 1.700%, 03/19/18	4,977,806	4,982,215
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	2,491,189	2,493,940
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (d)	3,000,000	2,999,379
Kells Funding LLC 1.400%, 03/01/18	992,883	997,472
Ridgefield Funding Co. LLC 1.400%, 01/03/18	2,491,250	2,499,893
1.701%, 1M LIBOR + 0.210%, 05/17/18 (d)	8,000,000	7,999,472
Sheffield Receivables Co. 1.593%, 1M LIBOR + 0.190%, 06/07/18 (d)	2,500,064	2,499,730
1.680%, 03/14/18	1,493,560	1,494,903
Toyota Motor Credit Corp. 1.750%, 03/08/18	4,979,826	4,986,080
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	7,000,000	6,999,804

		45,438,240

Master Demand Notes—0.6%
Natixis Financial Products LLC 1.670%, OBFR + 0.250%, 01/02/18 (d)	6,000,000	6,000,000

Repurchase Agreements—8.9%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $1,701,059 on 01/02/18, collateralized by $1,718,729 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $1,736,173.	1,700,731	1,700,731

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I
SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $1,637,824 on 04/02/18, collateralized by various Common Stock with a value of $1,760,000.	1,600,000	$1,600,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $5,800,999 on 01/02/18, collateralized by $6,008,850 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $5,897,417.	5,800,000	5,800,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $9,701,671 on 01/02/18, collateralized by $9,987,120 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $9,894,038.	9,700,000	9,700,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $16,003,378 on 01/02/18, collateralized by $16,480,000 Foreign Obligations with rates ranging from 1.750% - 2.625%, maturity dates ranging from 06/11/19 - 03/16/26, with a value of $16,320,085.	16,000,000	16,000,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $5,701,203 on 01/02/18, collateralized by $5,848,257 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $5,814,023.	5,700,000	5,700,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $3,538,880 on 04/03/18, collateralized by $22,232 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $3,892,774.	3,500,000	3,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $3,600,169 on 04/02/18, collateralized by various Common Stock with a value of $3,850,001.	3,500,000	3,500,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $10,133,522 on 04/02/18, collateralized by various Common Stock with a value of $11,000,001.	10,000,000	10,000,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $21,953,512 on 01/02/18, collateralized by $66,193,753 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $22,389,007.	21,950,000	21,950,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $1,006,502 on 01/02/18, collateralized by various Common Stock with a value of $1,113,652.	1,000,000	1,000,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $6,894,251 on 01/02/18, collateralized by various Common Stock with a value of $7,628,520.	6,850,000	6,850,000

		87,300,731

Time Deposits—2.6%
Australia New Zealand Bank 1.330%, 01/02/18	11,000,000	11,000,000
Bank of Montreal 1.400%, 01/03/18	1,500,000	1,500,000
Nordea Bank New York 1.300%, 01/02/18	7,000,000	7,000,000
OP Corporate Bank plc 1.990%, 01/12/18	3,500,000	3,500,000
Standard Chartered plc 1.490%, 01/02/18	2,400,000	2,400,000

		25,400,000

Total Securities Lending Reinvestments (Cost $264,873,527)		264,879,454

Total Investments—127.0% (Cost $1,080,829,323)		1,244,311,980
Other assets and liabilities (net)—(27.0)%		(264,584,351)

Net Assets—100.0%		$979,727,629

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $258,990,843 and the collateral received consisted of cash in the amount of $264,831,577. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated investments.)
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ETF)—	Exchange-Traded Fund
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$960,162,457	$—	$—	$960,162,457
Total Short-Term Investment*	19,270,069	—	—	19,270,069
Total Securities Lending Reinvestments*	—	264,879,454	—	264,879,454

Total Investments	$979,432,526	$264,879,454	$—	$1,244,311,980

Collateral for Securities Loaned (Liability)	$—	$(264,831,577)	$—	$(264,831,577)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$770,195,874
Affiliated investments at value (c) (d)	474,116,106
Receivable for:
Fund shares sold	23,901
Dividends	17,951
Dividends on affiliated investments	1,653,961
Prepaid expenses	2,503

Total Assets	1,246,010,296
Liabilities
Collateral for securities loaned	264,831,577
Payables for:
Fund shares redeemed	774,756
Accrued Expenses:
Management fees	261,860
Distribution and service fees	199,633
Administration fees	14,882
Custodian and accounting fees	21,658
Deferred trustees’ fees	129,869
Other expenses	48,432

Total Liabilities	266,282,667

Net Assets	$979,727,629

Net Assets Consist of:
Paid in surplus	$749,909,921
Undistributed net investment income	18,535,913
Accumulated net realized gain	47,799,138
Unrealized appreciation on investments and affiliated investments	163,482,657

Net Assets	$979,727,629

Net Assets
Class A	$34,772,602
Class B	937,027,661
Class E	7,927,366
Capital Shares Outstanding*
Class A	2,702,734
Class B	73,346,744
Class E	618,922
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.87
Class B	12.78
Class E	12.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $710,021,112.
(b)	Includes securities loaned at value of $160,014,800.
(c)	Identified cost of affiliated investments was $370,808,211.
(d)	Includes securities loaned at value of $98,976,043.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends from Underlying ETFs	$11,709,077
Dividends from affiliated investments	10,966,029
Securities lending income	1,030,840

Total investment income	23,705,946
Expenses
Management fees	2,990,447
Administration fees	22,274
Custodian and accounting fees	39,115
Distribution and service fees—Class B	2,267,963
Distribution and service fees—Class E	11,698
Audit and tax services	41,159
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	43,681
Insurance	6,099
Miscellaneous	13,542

Total expenses	5,525,770

Net Investment Income	18,180,176

Net Realized and Unrealized Gain
Net realized gain on:
Investments	13,657,889
Affiliated investments	41,528,931
Capital gain distributions from Underlying ETFs	817,512

Net realized gain	56,004,332

Net change in unrealized appreciation on:
Investments	62,195,939
Affiliated investments	33,143,342

Net change in unrealized appreciation	95,339,281

Net realized and unrealized gain	151,343,613

Net Increase in Net Assets From Operations	$169,523,789

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,180,176	$20,207,789
Net realized gain	56,004,332	6,463,749
Net change in unrealized appreciation	95,339,281	31,953,628

Increase in net assets from operations	169,523,789	58,625,166

From Distributions to Shareholders
Net investment income
Class A	(730,123)	(664,353)
Class B	(19,021,640)	(18,512,243)
Class E	(170,008)	(181,263)
Net realized capital gains
Class A	(329,984)	(1,763,641)
Class B	(9,586,303)	(55,536,729)
Class E	(82,095)	(514,509)

Total distributions	(29,920,153)	(77,172,738)

Decrease in net assets from capital share transactions	(64,677,938)	(3,540,397)

Total increase (decrease) in net assets	74,925,698	(22,087,969)

Net Assets
Beginning of period	904,801,931	926,889,900

End of period	$979,727,629	$904,801,931

Undistributed net investment income
End of period	$18,535,913	$20,178,367

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	242,603	$2,897,421	286,836	$3,172,759
Reinvestments	90,453	1,060,107	230,579	2,427,994
Redemptions	(255,921)	(3,049,330)	(266,849)	(2,927,595)

Net increase	77,135	$908,198	250,566	$2,673,158

Class B
Sales	2,744,845	$32,347,062	2,953,436	$32,321,274
Reinvestments	2,455,618	28,607,943	7,072,490	74,048,972
Redemptions	(10,584,066)	(125,800,720)	(10,302,849)	(112,654,416)

Net decrease	(5,383,603)	$(64,845,715)	(276,923)	$(6,284,170)

Class E
Sales	54,678	$647,056	109,405	$1,221,954
Reinvestments	21,603	252,103	66,327	695,772
Redemptions	(137,566)	(1,639,580)	(166,098)	(1,847,111)

Net increase (decrease)	(61,285)	$(740,421)	9,634	$70,615

Decrease derived from capital shares transactions		$(64,677,938)		$(3,540,397)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.10	$11.37	$12.55	$12.96	$11.66

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.28	0.25	0.28	0.29
Net realized and unrealized gain (loss) on investments	1.92	0.47	(0.45)	0.40	1.75

Total from investment operations	2.18	0.75	(0.20)	0.68	2.04

Less Distributions
Distributions from net investment income	(0.28)	(0.28)	(0.29)	(0.28)	(0.29)
Distributions from net realized capital gains	(0.13)	(0.74)	(0.69)	(0.81)	(0.45)

Total distributions	(0.41)	(1.02)	(0.98)	(1.09)	(0.74)

Net Asset Value, End of Period	$12.87	$11.10	$11.37	$12.55	$12.96

Total Return (%) (b)	19.98	7.04	(2.04)	5.69	18.34

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.34	0.34	0.34	0.34	0.33
Ratio of net investment income to average net assets (%) (d)	2.19	2.53	2.08	2.21	2.36
Portfolio turnover rate (%)	43	59	43	56	48
Net assets, end of period (in millions)	$34.8	$29.1	$27.0	$26.6	$24.1

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.03	$11.29	$12.47	$12.89	$11.60

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.25	0.22	0.24	0.24
Net realized and unrealized gain (loss) on investments	1.90	0.48	(0.46)	0.40	1.76

Total from investment operations	2.13	0.73	(0.24)	0.64	2.00

Less Distributions
Distributions from net investment income	(0.25)	(0.25)	(0.25)	(0.25)	(0.26)
Distributions from net realized capital gains	(0.13)	(0.74)	(0.69)	(0.81)	(0.45)

Total distributions	(0.38)	(0.99)	(0.94)	(1.06)	(0.71)

Net Asset Value, End of Period	$12.78	$11.03	$11.29	$12.47	$12.89

Total Return (%) (b)	19.64	6.88	(2.31)	5.38	18.07

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.59	0.59	0.59	0.59	0.58
Ratio of net investment income to average net assets (%) (d)	1.91	2.23	1.80	1.94	2.01
Portfolio turnover rate (%)	43	59	43	56	48
Net assets, end of period (in millions)	$937.0	$868.1	$892.3	$972.1	$977.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.05	$11.32	$12.50	$12.92	$11.62

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.26	0.23	0.26	0.26
Net realized and unrealized gain (loss) on investments	1.91	0.47	(0.46)	0.39	1.76

Total from investment operations	2.15	0.73	(0.23)	0.65	2.02

Less Distributions
Distributions from net investment income	(0.26)	(0.26)	(0.26)	(0.26)	(0.27)
Distributions from net realized capital gains	(0.13)	(0.74)	(0.69)	(0.81)	(0.45)

Total distributions	(0.39)	(1.00)	(0.95)	(1.07)	(0.72)

Net Asset Value, End of Period	$12.81	$11.05	$11.32	$12.50	$12.92

Total Return (%) (b)	19.80	6.90	(2.21)	5.48	18.25

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.49	0.49	0.49	0.49	0.48
Ratio of net investment income to average net assets (%) (d)	1.99	2.33	1.88	2.04	2.13
Portfolio turnover rate (%)	43	59	43	56	48
Net assets, end of period (in millions)	$7.9	$7.5	$7.6	$8.6	$8.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $87,300,731. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$400,661,666	$0	$461,123,761

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$2,990,447	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated Issuers during the year ended December 31, 2017 is as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2017
Consumer Discretionary Select Sector SPDR Fund	$—	$18,958,482	(18,970,265)	$11,783	$—	$—
Financial Select Sector SPDR Fund	—	38,908,852	(20,893,649)	260,085	1,272,011	19,547,299
Health Care Select Sector SPDR Fund	—	19,423,003	(1,001,447)	23,038	1,208,938	19,653,532
Industrial Select Sector SPDR Fund	18,327,523	—	(20,846,471)	4,280,976	(1,762,028)	—
Materials Select Sector SPDR Fund	18,185,628	—	(18,885,674)	1,897,151	(1,197,105)	—
SPDR Bloomberg Barclays High Yield Bond ETF	63,803,137	1,727,534	(24,365,402)	(1,544,267)	2,109,515	41,730,517

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2017
SPDR Dow Jones International Real Estate ETF	$24,823,509	$603,941	(17,231,563)	$91,395	$1,860,970	$10,148,252
SPDR Gold Shares	9,026,055	—	(9,410,715)	(662,162)	1,046,822	—
SPDR S&P 500 ETF Trust	282,962,603	45,814,468	(47,922,039)	25,090,448	28,961,418	334,906,898
SPDR S&P Dividend ETF	8,906,796	—	(8,885,782)	(63,684)	42,670	—
SPDR S&P International Small Cap ETF	25,687,823	710,752	(3,327,092)	289,894	5,359,470	28,720,847
SPDR S&P MidCap 400 ETF Trust	44,575,780	—	(45,286,875)	11,082,870	(10,371,775)	—
Technology Select Sector SPDR Fund	18,303,486	150,124	(4,428,689)	771,404	4,612,436	19,408,761

	$514,602,340	$126,297,156	$(241,455,663)	$41,528,931	$33,143,342	$474,116,106

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
Consumer Discretionary Select Sector SPDR Fund	$—	$—	—
Financial Select Sector SPDR Fund	—	155,511	700,369
Health Care Select Sector SPDR Fund	—	226,122	237,706
Industrial Select Sector SPDR Fund	—	263,524	—
Materials Select Sector SPDR Fund	—	—	—
SPDR Bloomberg Barclays High Yield Bond ETF	—	2,914,642	1,136,452
SPDR Dow Jones International Real Estate ETF	—	458,874	250,636
SPDR Gold Shares	—	—	—
SPDR S&P 500 ETF Trust	—	5,867,515	1,254,991
SPDR S&P Dividend ETF	—	—	—
SPDR S&P International Small Cap ETF	817,512	670,757	809,494
SPDR S&P MidCap 400 ETF Trust	—	121,557	—
Technology Select Sector SPDR Fund	—	287,527	303,499

	$817,512	$10,966,029

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,085,413,555
Gross unrealized appreciation	161,816,251
Gross unrealized depreciation	(2,917,826)

Net unrealized appreciation (depreciation)	$158,898,425

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$19,921,771	$19,357,859	$9,998,382	$57,814,879	$29,920,153	$77,172,738

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$23,884,975	$47,164,177	$158,898,425	$—	$229,947,577

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-17

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSGA Growth ETF Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Growth ETF Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Growth ETF Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-21

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-22

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

SSGA Growth ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2017, and underperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-, three- and five-year periods ended October 31, 2017. The Board also noted that the Portfolio underperformed its other benchmark, SSGA ETF Growth Index, for the three- and five-year periods ended October 31, 2017, and outperformed its other benchmark for the one-year period ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Sub-Advised Expense Universe median, and equal to the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the class A, B, and E shares of the T. Rowe Price Large Cap Value Portfolio returned 17.27%, 16.95%, and 17.07%, respectively. the Portfolio’s benchmark, the Russell 1000 Value Index1, returned 13.66%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted supported the overall market. As measured by various Russell indexes, large-cap shares outperformed mid- and small-caps. Growth stocks soundly outperformed value across all market capitalizations, most notably among large-caps. While the Federal Reserve raised its interest rate target three times in 2017, this did not disrupt equity markets. In December, sweeping tax reform legislation was passed, reducing tax rates for corporations and individuals at most income levels. Most major stock indexes finished the year near record levels amid expectations that the new tax law would add to future economic growth.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered solid returns and outperformed its benchmark, the Russell 1000 Value Index. Broadly speaking, stock selection accounted for most of the outperformance, while sector allocation also provided a boost.

Information Technology (“IT”) was the largest contributor to the Portfolio’s relative results, primarily due to positions in stocks that were not in the benchmark, including Microsoft. Shares of Microsoft advanced as the software giant continues to successfully transition to the rapidly growing cloud-computing market with strong revenue growth in its Office 365 applications and Azure public cloud platform. We remain positive on the company’s durable growth prospects, ability to increase free cash flow, and management’s solid track record of execution.

Industrials and Business Services was another major contributor, primarily the result of positions in stocks that were not in the benchmark, including Boeing. Boeing continued to benefit from cost reductions and productivity gains, which translated into increased earnings and cash flow. We trimmed the Portfolio’s position during the period but continued to like Boeing because we believe it operates in a duopoly market that is expected to see steady long-term global airline passenger growth.

Detractors to relative results included stock selection in Utilities, in particular an overweight to Pacific Gas and Electric (“PG&E”). Shares of PG&E declined due to concerns the utility could potentially bear responsibility for wildfires that occurred in California. The company suspended its dividend in light of this potential headwind, which further weighed on the share price. While we liked PG&E’s exposure to the attractive California power market, we reduced the Portfolio’s position over the period due to the uncertainty surrounding the utility’s potential wildfire liability.

Stock selection in Financials also detracted, including an overweight to XL Group, a global insurance and reinsurance company. XL Group suffered during the year due to a record number of catastrophe claims related to three major hurricanes and wildfires that swept the country. We believe these issues are temporary and that XL Group will potentially benefit longer term from its strong balance sheet and better pricing environment for property and casualty insurers.

At the end of the period, the Portfolio was overweight relative to the benchmark in the IT, Materials, Industrials and Business Services, Consumer Staples, and Consumer Discretionary sectors. The Portfolio had underweight positions in Real Estate, Energy, Utilities, and Telecommunication Services.

John D. Linehan

Heather K. McPherson

Mark S. Finn

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Large Cap Value Portfolio
Class A	17.27	14.94	7.33	—
Class B	16.95	14.65	7.06	—
Class E	17.07	—	—	10.39
Russell 1000 Value Index	13.66	14.04	7.10	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	5.0
Microsoft Corp.	3.4
Wells Fargo & Co.	3.2
Citigroup, Inc.	2.9
Morgan Stanley	2.5
Tyson Foods, Inc. - Class A	2.4
Total S.A.(ADR)	2.3
Fifth Third Bancorp	2.0
Cisco Systems, Inc.	2.0
Johnson & Johnson	2.0

Top Sectors

% of Net Assets
Financials	26.0
Health Care	13.5
Information Technology	10.4
Consumer Staples	9.6
Industrials	9.5
Energy	9.0
Consumer Discretionary	7.8
Utilities	5.3
Materials	4.3
Telecommunication Services	1.8

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.54%	$1,000.00	$1,095.50	$2.85
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B (a)	Actual	0.79%	$1,000.00	$1,094.00	$4.17
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E (a)	Actual	0.69%	$1,000.00	$1,094.60	$3.64
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—97.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.2%
Boeing Co. (The)	180,505	$53,232,730
Raytheon Co.	120,804	22,693,031
United Technologies Corp.	312,250	39,833,732

		115,759,493

Air Freight & Logistics—0.9%
United Parcel Service, Inc. - Class B	262,779	31,310,118

Airlines—1.4%
Southwest Airlines Co.	755,258	49,431,636

Auto Components—1.1%
Magna International, Inc.	736,537	41,739,552

Automobiles—0.2%
General Motors Co.	180,501	7,398,736

Banks—14.7%
Citigroup, Inc.	1,435,786	106,836,836
Fifth Third Bancorp	2,455,556	74,501,569
JPMorgan Chase & Co.	1,701,664	181,975,948
U.S. Bancorp	1,028,890	55,127,926
Wells Fargo & Co.	1,925,946	116,847,144

		535,289,423

Beverages—1.2%
PepsiCo, Inc.	368,122	44,145,190

Biotechnology—0.9%
Gilead Sciences, Inc.	449,331	32,190,073

Building Products—1.4%
Johnson Controls International plc	1,305,570	49,755,273

Capital Markets—5.1%
Ameriprise Financial, Inc.	159,698	27,064,020
Bank of New York Mellon Corp. (The)	1,051,305	56,623,287
Invesco, Ltd. (a)	371,946	13,590,907
Morgan Stanley	1,729,890	90,767,328

		188,045,542

Chemicals—2.4%
CF Industries Holdings, Inc. (a)	827,591	35,205,721
DowDuPont, Inc.	743,407	52,945,447

		88,151,168

Commercial Services & Supplies—0.6%
Stericycle, Inc. (a) (b)	318,121	21,629,047

Communications Equipment—2.0%
Cisco Systems, Inc.	1,910,057	73,155,183

Construction Materials—0.7%
Vulcan Materials Co.	209,303	26,868,226

Consumer Finance—0.6%
American Express Co.	205,809	20,438,892

Containers & Packaging—1.2%
International Paper Co.	741,750	42,976,995

Diversified Telecommunication Services—1.8%
Verizon Communications, Inc.	1,234,753	65,355,476

Electric Utilities—4.5%
Exelon Corp.	932,720	36,758,495
PG&E Corp.	934,170	41,878,841
Southern Co. (The) (a)	1,163,845	55,969,306
Westar Energy, Inc.	597,457	31,545,730

		166,152,372

Electronic Equipment, Instruments & Components—1.1%
TE Connectivity, Ltd.	409,794	38,946,822

Equity Real Estate Investment Trusts—0.9%
Weyerhaeuser Co.	901,133	31,773,950

Food & Staples Retailing—2.3%
CVS Health Corp.	323,000	23,417,500
Wal-Mart Stores, Inc.	598,684	59,120,045

		82,537,545

Food Products—3.4%
Bunge, Ltd.	561,686	37,677,897
Tyson Foods, Inc. - Class A	1,080,496	87,595,811

		125,273,708

Health Care Equipment & Supplies—3.3%
Becton Dickinson & Co. (a)	120,812	25,861,017
Hologic, Inc. (b)	743,318	31,776,844
Medtronic plc	793,793	64,098,785

		121,736,646

Health Care Providers & Services—1.9%
Aetna, Inc.	393,538	70,990,320

Hotels, Restaurants & Leisure—1.2%
Carnival Corp.	344,713	22,878,602
Las Vegas Sands Corp.	320,476	22,269,877

		45,148,479

Household Products—1.0%
Kimberly-Clark Corp. (a)	310,313	37,442,367

Industrial Conglomerates—0.5%
General Electric Co.	943,349	16,461,440

Insurance—5.6%
American International Group, Inc.	541,145	32,241,419
Chubb, Ltd.	424,868	62,085,961
Loews Corp. (a)	852,548	42,652,976

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Marsh & McLennan Cos., Inc.	505,929	$41,177,561
XL Group, Ltd. (a)	776,492	27,301,459

		205,459,376

Leisure Products—0.5%
Mattel, Inc. (a)	1,139,755	17,529,432

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc.	88,175	16,742,669

Machinery—1.1%
Illinois Tool Works, Inc.	245,751	41,003,554

Media—3.7%
Comcast Corp. - Class A	1,134,909	45,453,105
News Corp. - Class A	1,524,636	24,714,350
Twenty-First Century Fox, Inc. - Class B	1,877,262	64,052,179

		134,219,634

Multiline Retail—0.6%
Kohl’s Corp. (a)	388,464	21,066,403

Oil, Gas & Consumable Fuels—9.0%
Apache Corp. (a)	451,077	19,044,471
Canadian Natural Resources, Ltd.	714,158	25,509,724
EQT Corp.	316,040	17,988,997
Exxon Mobil Corp.	842,717	70,484,850
Hess Corp. (a)	701,566	33,303,338
Occidental Petroleum Corp.	653,061	48,104,473
Total S.A. (ADR)	1,521,680	84,118,470
TransCanada Corp. (a)	647,239	31,481,705

		330,036,028

Pharmaceuticals—6.7%
Johnson & Johnson	511,291	71,437,579
Merck & Co., Inc.	1,192,450	67,099,161
Perrigo Co. plc	387,467	33,771,624
Pfizer, Inc.	1,970,295	71,364,085

		243,672,449

Road & Rail—0.6%
Canadian Pacific Railway, Ltd.	127,877	23,370,800

Semiconductors & Semiconductor Equipment—3.3%
Applied Materials, Inc.	487,027	24,896,820
QUALCOMM, Inc.	966,656	61,885,317
Texas Instruments, Inc.	325,203	33,964,202

		120,746,339

Software—3.3%
Microsoft Corp.	1,430,579	122,371,728

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—0.4%
Lowe’s Cos., Inc.	174,213	16,191,356

Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc.	137,750	23,311,432

Tobacco—1.7%
Philip Morris International, Inc.	581,855	61,472,981

Total Common Stocks (Cost $2,788,132,719)		3,547,297,853

Convertible Preferred Stocks—1.0%

Electric Utilities—0.8%
NextEra Energy, Inc. 6.123%, 09/01/19	510,523	28,691,393

Health Care Equipment & Supplies—0.2%
Becton Dickinson and Co. 6.125%, 05/01/20	131,417	7,609,044

Total Convertible Preferred Stocks (Cost $31,822,928)		36,300,437

Short-Term Investment—1.7%

Mutual Fund—1.7%
T. Rowe Price Treasury Reserve Fund (c)	62,214,020	62,214,020

Total Short-Term Investments (Cost $62,214,020)		62,214,020

Securities Lending Reinvestments (d)—5.5%

Certificates of Deposit—3.6%
ABN AMRO Bank NV Zero Coupon, 02/22/18	1,987,499	1,995,580
Agricultural Bank of China 1.870%, 02/15/18	10,000,000	10,000,290
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (e)	4,000,000	3,999,852
Bank of Montreal 1.972%, 01/11/18	5,005,142	5,000,733
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (e)	5,000,000	5,000,310
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (e)	3,000,000	3,000,384
China Construction Bank 1.950%, 02/20/18	7,500,000	7,500,240
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (e)	5,000,000	5,000,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (e)	3,000,000	3,000,150
1.622%, 1M LIBOR + 0.190%, 05/11/18 (e)	4,000,000	4,000,024
1.681%, 1M LIBOR + 0.190%, 04/16/18 (e)	1,500,000	1,500,089

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
KBC Bank NV Zero Coupon, 02/26/18	1,991,524	$1,994,900
1.570%, 02/12/18	3,000,000	2,999,580
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (e)	2,000,000	1,999,808
1.681%, 1M LIBOR + 0.190%, 04/16/18 (e)	2,500,000	2,499,932
1.769%, 1M LIBOR + 0.200%, 05/30/18 (e)	3,000,000	2,999,766
Mizuho Bank, Ltd., New York 1.769%, 1M LIBOR + 0.200%, 05/29/18 (e)	7,500,000	7,499,415
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (e)	7,500,000	7,500,195
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (e)	2,000,000	1,999,956
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (e)	4,000,000	3,999,864
Royal Bank of Canada New York 1.821%, 1M LIBOR + 0.320%, 03/20/18 (e)	4,000,000	4,001,636
Standard Chartered plc 1.460%, 02/02/18	4,000,000	3,999,488
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (e)	3,000,000	2,999,073
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (e)	2,500,000	2,497,350
1.741%, 1M LIBOR + 0.230%, 05/21/18 (e)	4,500,000	4,500,000
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (e)	2,000,000	1,999,688
1.579%, 1M LIBOR + 0.200%, 02/05/18 (e)	3,000,000	3,000,105
1.661%, 1M LIBOR + 0.170%, 02/16/18 (e)	1,000,000	1,000,069
1.844%, 1M LIBOR + 0.280%, 07/30/18 (e)	1,000,000	1,000,000
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (e)	6,000,000	6,000,600
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (e)	1,000,000	999,956
1.800%, 1M LIBOR + 0.340%, 03/13/18 (e)	9,000,000	9,003,096
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (e)	5,750,000	5,749,563

		130,241,692

Commercial Paper—0.9%
Bank of China, Ltd. 1.900%, 02/12/18	4,983,639	4,990,235
Canadian Imperial Bank 1.700%, 03/19/18	1,991,122	1,992,886
China Construction Bank 1.700%, 01/24/18	1,496,529	1,498,312
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18	4,000,000	4,000,296
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	4,982,378	4,987,880
Kells Funding LLC 1.400%, 03/01/18	1,985,767	1,994,944
Macquarie Bank, Ltd., London 1.620%, 03/06/18	1,493,925	1,495,772
Toyota Motor Credit Corp. 1.750%, 03/08/18	5,975,792	5,983,296

Commercial Paper—(Continued)
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (e)	7,500,000	7,499,790

		34,443,411

Repurchase Agreements—0.7%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $268,219 on 01/02/18, collateralized by $271,006 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $273,756.	268,168	268,168
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,100,189 on 01/02/18, collateralized by $1,139,610 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $1,118,476.	1,100,000	1,100,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,900,327 on 01/02/18, collateralized by $1,956,240 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $1,938,007.	1,900,000	1,900,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $1,100,232 on 01/02/18, collateralized by $1,128,611 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $1,122,004.	1,100,000	1,100,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $3,286,103 on 04/03/18, collateralized by $20,644 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $3,614,719.	3,250,000	3,250,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $11,146,874 on 04/02/18, collateralized by various Common Stock with a value of $12,100,001.	11,000,000	11,000,000
Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $2,057,239 on 04/02/18, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $1,006,502 on 01/02/18, collateralized by various Common Stock with a value of $1,113,652.	1,000,000	1,000,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $2,818,088 on 01/02/18, collateralized by various Common Stock with a value of $3,118,227.	2,800,000	2,800,000

		24,418,168

Time Deposits—0.3%
Australia New Zealand Bank 1.330%, 01/02/18	4,000,000	4,000,000
Bank of Montreal 1.400%, 01/03/18	400,000	400,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Nordea Bank New York 1.300%, 01/02/18	2,000,000	$2,000,000
Royal Bank of Canada New York 1.350%, 01/02/18	5,000,000	5,000,000
Standard Chartered plc 1.490%, 01/02/18	600,000	600,000

		12,000,000

Total Securities Lending Reinvestments (Cost $201,097,923)		201,103,271

Total Investments—105.3% (Cost $3,083,267,590)		3,846,915,581
Other assets and liabilities (net)—(5.3)%		(194,468,868)

Net Assets—100.0%		$3,652,446,713

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $195,609,433 and the collateral received consisted of cash in the amount of $201,061,484. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,547,297,853	$—	$—	$3,547,297,853
Total Convertible Preferred Stocks*	36,300,437	—	—	36,300,437
Total Short-Term Investment*	62,214,020	—	—	62,214,020
Total Securities Lending Reinvestments*	—	201,103,271	—	201,103,271
Total Investments	$3,645,812,310	$201,103,271	$—	$3,846,915,581

Collateral for Securities Loaned (Liability)	$—	$(201,061,484)	$—	$(201,061,484)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$3,784,701,561
Affiliated investments at value (c)	62,214,020
Cash denominated in foreign currencies (d)	20
Receivable for:
Investments sold	3,552,191
Fund shares sold	38,447
Dividends	6,550,351
Dividends on affiliated investments	68,468
Prepaid expenses	8,882

Total Assets	3,857,133,940
Liabilities
Collateral for securities loaned	201,061,484
Payables for:
Fund shares redeemed	1,231,800
Affiliated investments purchased	69,755
Accrued Expenses:
Management fees	1,626,058
Distribution and service fees	268,425
Deferred trustees’ fees	129,869
Other expenses	299,836

Total Liabilities	204,687,227

Net Assets	$3,652,446,713

Net Assets Consist of:
Paid in surplus	$2,528,147,851
Undistributed net investment income	65,943,463
Accumulated net realized gain	294,704,103
Unrealized appreciation on investments and foreign currency transactions	763,651,296

Net Assets	$3,652,446,713

Net Assets
Class A	$2,224,420,010
Class B	1,000,313,508
Class E	427,713,195
Capital Shares Outstanding*
Class A	62,754,508
Class B	28,448,667
Class E	12,122,582
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$35.45
Class B	35.16
Class E	35.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,021,053,570.
(b)	Includes securities loaned at value of $195,609,433.
(c)	Identified cost of affiliated investments was $62,214,020.
(d)	Identified cost of cash denominated in foreign currencies was $20.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$85,825,630
Dividends from affiliated investments	615,302
Securities lending income	1,325,505

Total investment income	87,766,437
Expenses
Management fees	19,530,487
Administration fees	108,049
Custodian and accounting fees	172,179
Distribution and service fees—Class B	2,452,226
Distribution and service fees—Class E	628,799
Audit and tax services	43,541
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	155,617
Insurance	21,754
Miscellaneous	41,184

Total expenses	23,243,628
Less management fee waiver	(1,641,253)
Less broker commission recapture	(22,870)

Net expenses	21,579,505

Net Investment Income	66,186,932

Net Realized and Unrealized Gain
Net realized gain on:
Investments	305,337,415
Foreign currency transactions	2,325

Net realized gain	305,339,740

Net change in unrealized appreciation on:
Investments	177,291,982
Foreign currency transactions	3,528

Net change in unrealized appreciation	177,295,510

Net realized and unrealized gain	482,635,250

Net Increase in Net Assets From Operations	$548,822,182

(a)	Net of foreign withholding taxes of $1,170,013.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$66,186,932	$76,857,430
Net realized gain	305,339,740	276,791,764
Net change in unrealized appreciation	177,295,510	123,633,546

Increase in net assets from operations	548,822,182	477,282,740

From Distributions to Shareholders
Net investment income
Class A	(44,529,024)	(56,050,168)
Class B	(19,682,397)	(25,390,193)
Class E	(8,735,747)	(11,600,242)
Net realized capital gains
Class A	(167,857,229)	(213,616,315)
Class B	(82,863,164)	(106,363,622)
Class E	(35,210,529)	(46,823,835)

Total distributions	(358,878,090)	(459,844,375)

Increase in net assets from capital share transactions	195,973,098	1,589,111

Total increase in net assets	385,917,190	19,027,476

Net Assets
Beginning of period	3,266,529,523	3,247,502,047

End of period	$3,652,446,713	$3,266,529,523

Undistributed net investment income
End of period	$65,943,463	$75,257,486

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	5,737,648	$194,526,309	304,976	$10,079,616
Reinvestments	6,567,293	212,386,253	8,950,099	269,666,483
Redemptions	(5,236,930)	(181,465,123)	(9,287,369)	(307,497,293)

Net increase (decrease)	7,068,011	$225,447,439	(32,294)	$(27,751,194)

Class B
Sales	1,222,635	$41,760,893	1,871,063	$61,285,566
Reinvestments	3,191,583	102,545,561	4,399,126	131,753,815
Redemptions	(4,772,683)	(162,375,941)	(5,020,615)	(163,665,260)

Net increase (decrease)	(358,465)	$(18,069,487)	1,249,574	$29,374,121

Class E
Sales	410,507	$14,040,733	429,372	$14,094,760
Reinvestments	1,363,944	43,946,276	1,945,524	58,424,077
Redemptions	(2,033,151)	(69,391,863)	(2,220,987)	(72,552,653)

Net increase (decrease)	(258,700)	$(11,404,854)	153,909	$(33,816)

Increase derived from capital shares transactions		$195,973,098		$1,589,111

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$33.81	$34.09	$35.94	$32.15	$24.42

Income (Loss) from Investment Operations
Net investment income (a)	0.69	0.82	0.66	0.57	0.48
Net realized and unrealized gain (loss) on investments	4.78	4.08	(1.82)	3.73	7.74

Total from investment operations	5.47	4.90	(1.16)	4.30	8.22

Less Distributions
Distributions from net investment income	(0.80)	(1.08)	(0.62)	(0.51)	(0.49)
Distributions from net realized capital gains	(3.03)	(4.10)	(0.07)	0.00	0.00

Total distributions	(3.83)	(5.18)	(0.69)	(0.51)	(0.49)

Net Asset Value, End of Period	$35.45	$33.81	$34.09	$35.94	$32.15

Total Return (%) (b)	17.27	16.20	(3.31)	13.57	34.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.59	0.59	0.59
Net ratio of expenses to average net assets (%) (c)(d)	0.54	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	2.02	2.51	1.88	1.69	1.69
Portfolio turnover rate (%)	32	27	33	19 (e)	14
Net assets, end of period (in millions)	$2,224.4	$1,882.7	$1,899.2	$2,176.5	$2,580.1

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$33.57	$33.86	$35.71	$31.95	$24.27

Income (Loss) from Investment Operations
Net investment income (a)	0.60	0.74	0.57	0.48	0.41
Net realized and unrealized gain (loss) on investments	4.74	4.05	(1.83)	3.71	7.70

Total from investment operations	5.34	4.79	(1.26)	4.19	8.11

Less Distributions
Distributions from net investment income	(0.72)	(0.98)	(0.52)	(0.43)	(0.43)
Distributions from net realized capital gains	(3.03)	(4.10)	(0.07)	0.00	0.00

Total distributions	(3.75)	(5.08)	(0.59)	(0.43)	(0.43)

Net Asset Value, End of Period	$35.16	$33.57	$33.86	$35.71	$31.95

Total Return (%) (b)	16.95	15.94	(3.59)	13.28	33.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (c)(d)	0.79	0.81	0.81	0.81	0.81
Ratio of net investment income to average net assets (%)	1.77	2.26	1.63	1.45	1.44
Portfolio turnover rate (%)	32	27	33	19 (e)	14
Net assets, end of period (in millions)	$1,000.3	$967.0	$933.1	$1,094.7	$1,065.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014(f)
Net Asset Value, Beginning of Period	$33.67	$33.95	$35.82	$32.61

Income (Loss) from Investment Operations
Net investment income (a)	0.64	0.77	0.60	0.39
Net realized and unrealized gain (loss) on investments	4.75	4.07	(1.82)	2.82

Total from investment operations	5.39	4.84	(1.22)	3.21

Less Distributions
Distributions from net investment income	(0.75)	(1.02)	(0.58)	0.00
Distributions from net realized capital gains	(3.03)	(4.10)	(0.07)	0.00

Total distributions	(3.78)	(5.12)	(0.65)	0.00

Net Asset Value, End of Period	$35.28	$33.67	$33.95	$35.82

Total Return (%) (b)	17.07	16.06	(3.48)	9.84	(g)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.74	0.74	(h)
Net ratio of expenses to average net assets (%) (c)(d)	0.69	0.71	0.71	0.71	(h)
Ratio of net investment income to average net assets (%)	1.87	2.36	1.73	1.65	(h)
Portfolio turnover rate (%)	32	27	33	19	(e)
Net assets, end of period (in millions)	$427.7	$416.9	$415.2	$496.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waiver on average net assets was 0.02% for the years ended December 31, 2017 and 2016. (see Note 5 of the Notes to Financial Statements).
(e)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.
(f)	Commencement of operations was April 23, 2014.
(g)	Periods less than one year are not computed on an annualized basis.
(h)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances, convertible preferred stock, and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $24,418,168. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,076,181,034	$0	$1,166,764,958

During the year ended December 31, 2017, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $51,773,796 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.570% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2017 were $19,530,487.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	All Assets

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

An identical agreement was in place for the period October 17, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 amounted to $856,602 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2017 amounted to $784,651 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the year ended December 31, 2017 is as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Ending Value as of December 31, 2017	Income earned from affiliates during the period	Number of shares held at December 31, 2017
T. Rowe Price Treasury Reserve Fund	$56,606,523	$330,954,860	$(325,347,363)	$62,214,020	$615,302	62,214,020

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$3,100,857,689
Gross unrealized appreciation	807,316,530
Gross unrealized depreciation	(61,258,638)

Net unrealized appreciation (depreciation)	$746,057,892

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$99,490,475	$95,726,498	$259,387,615	$364,117,877	$358,878,090	$459,844,375

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$76,871,951	$301,495,586	$746,061,197	$—	$1,124,428,734

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Value Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Value Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-21

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-22

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

T. Rowe Price Large Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board also considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 25.13%, 24.74%, and 24.85%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 25.27%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted supported the market. As measured by various Russell indexes, large-cap shares outperformed mid- and small-caps. Growth stocks soundly outperformed value across all market capitalizations, most notably among large-caps. While the Federal Reserve raised its interest rate target three times in 2017, this did not disrupt equity markets. In December, sweeping tax reform legislation was passed, reducing tax rates for corporations and individuals at most income levels. Most major stock indexes finished the year near record levels amid expectations that the new tax law would add to future economic growth.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the period.

The Information Technology (“IT”) sector was the largest detractor from relative results, due to stock selection and an underweight position versus the benchmark. Shares of CSRA, a provider of information technology solutions and services to the U.S. government, fell due to slower-than-expected ramp-ups of new programs and margin pressure from contract transitions. We believe there are several positive secular trends in the sector, including the shift to mobile computing, increased online advertising and commerce, the delivery of software and computing resources over the Internet, and opportunities in data analytics.

Security selection in the Health Care sector also hindered relative performance. Shares of health care services provider Envision Healthcare Holdings came under pressure with the announcement of a class action lawsuit alleging unfair billing practices, several unexpected management changes, and disappointing guidance. Shares of MEDNAX, a leading provider of physician-outsourced services to hospitals, fell as declining neonatal volume growth and an unfavorable anesthesia mix-shift toward government payors pressured pricing and caused margins to deteriorate. We continue to monitor health care utilization rates, economic conditions, and the regulatory landscape to help inform our bottom-up stock picking process.

The Consumer Discretionary sector was the largest contributor to relative performance, due to an underweight position and stock selection. Among the sector contributors was hotel developer and operator Marriott. Shares of Marriott gained thanks to steady increases in revenue per available room in Europe and the Asia Pacific region, the resumption of share repurchases, and the acquisition of Starwood Hotels & Resorts Worldwide. We are attracted to companies in this sector with strong brands and innovative management that has the ability to seize market share from less nimble competitors.

Stock selection in the Industrials and Business Services sector also benefited relative results. IDEX designs, manufactures, and sells pumps, flow meters, and engineered components. Broad improvement across end markets fueled organic growth. Within the sector, we favor well-run companies with exposure to high-growth end markets and strong management teams.

The Financials sector contributed to relative performance due to security selection and an overweight position versus the benchmark. FNF, a leading provider of title insurance and mortgage services, benefited from strengthening residential and commercial trends which produced better-than-expected topline results and pretax title margin expansion. The Portfolio’s allocation to Financials has become more meaningful in recent years as we expect Financials stocks to benefit from deregulation.

At the end of the period, the Portfolio was overweight relative to the benchmark in the Health Care, Industrials and Business Services, and Financials sectors. The Portfolio had underweight positions in IT, Consumer Discretionary, Consumer Staples, Energy, and Materials.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	25.13	17.14	10.82
Class B	24.74	16.83	10.54
Class E	24.85	16.94	10.66
Russell Midcap Growth Index	25.27	15.31	9.10

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Teleflex, Inc.	2.3
Textron, Inc.	2.2
Microchip Technology, Inc.	1.8
Fiserv, Inc.	1.7
Roper Technologies, Inc.	1.7
Hologic, Inc.	1.7
Tapestry, Inc.	1.7
Dollar General Corp.	1.7
IDEX Corp.	1.6
Sensata Technologies Holding NV	1.6

Top Sectors

% of Net Assets
Information Technology	23.1
Industrials	20.8
Health Care	18.4
Consumer Discretionary	14.5
Financials	9.8
Materials	5.4
Consumer Staples	2.1
Energy	1.3

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.74%	$1,000.00	$1,089.60	$3.90
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class B (a)	Actual	0.99%	$1,000.00	$1,087.90	$5.21
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

Class E (a)	Actual	0.89%	$1,000.00	$1,088.00	$4.68
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—94.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.8%
BWX Technologies, Inc.	98,007	$5,928,443
Harris Corp.	178,000	25,213,700
Maxar Technologies, Ltd. (a)	169,027	10,871,817
Rockwell Collins, Inc.	30,000	4,068,600
Textron, Inc.	706,000	39,952,540

		86,035,100

Airlines—0.6%
United Continental Holdings, Inc. (b)	149,000	10,042,600

Automobiles—0.3%
Ferrari NV	59,000	6,185,560

Banks—0.8%
Fifth Third Bancorp	295,000	8,950,300
Webster Financial Corp. (a)	91,000	5,110,560

		14,060,860

Biotechnology—3.0%
Alkermes plc (a) (b)	328,000	17,951,440
Alnylam Pharmaceuticals, Inc. (a) (b)	104,000	13,213,200
Bioverativ, Inc. (b)	74,000	3,990,080
Incyte Corp. (b)	66,914	6,337,425
Sage Therapeutics, Inc. (a) (b)	2,000	329,420
Seattle Genetics, Inc. (a) (b)	74,000	3,959,000
TESARO, Inc. (a) (b)	21,000	1,740,270
Vertex Pharmaceuticals, Inc. (b)	44,000	6,593,840

		54,114,675

Building Products—0.8%
Allegion plc (a)	178,000	14,161,680

Capital Markets—3.8%
Cboe Global Markets, Inc.	178,000	22,177,020
KKR & Co. L.P.	251,767	5,302,213
MarketAxess Holdings, Inc. (a)	26,851	5,417,189
MSCI, Inc.	59,000	7,465,860
Oaktree Capital Group LLC	66,799	2,812,238
TD Ameritrade Holding Corp.	491,000	25,104,830

		68,279,350

Chemicals—3.1%
Air Products & Chemicals, Inc.	119,000	19,525,520
Ashland Global Holdings, Inc.	95,000	6,764,000
RPM International, Inc. (a)	237,000	12,423,540
Valvoline, Inc.	656,000	16,439,360

		55,152,420

Commercial Services & Supplies—1.7%
KAR Auction Services, Inc.	237,000	11,970,870
Waste Connections, Inc.	267,000	18,940,980

		30,911,850

Construction Materials—0.6%
Martin Marietta Materials, Inc.	45,000	$9,946,800

Consumer Finance—0.4%
SLM Corp. (b)	568,000	6,418,400

Containers & Packaging—1.2%
Ardagh Group S.A.	35,000	738,500
Ball Corp.	536,000	20,287,600

		21,026,100

Diversified Consumer Services—0.4%
ServiceMaster Global Holdings, Inc. (b)	155,349	7,964,743

Electrical Equipment—2.1%
Acuity Brands, Inc. (a)	46,000	8,096,000
Sensata Technologies Holding NV (a) (b)	559,000	28,570,490

		36,666,490

Electronic Equipment, Instruments & Components—2.2%
Coherent, Inc. (a) (b)	27,000	7,619,940
Corning, Inc.	60,000	1,919,400
Keysight Technologies, Inc. (b)	595,000	24,752,000
National Instruments Corp. (a)	118,000	4,912,340

		39,203,680

Food & Staples Retailing—1.1%
Casey’s General Stores, Inc. (a)	95,000	10,634,300
Sprouts Farmers Market, Inc. (b)	354,000	8,619,900

		19,254,200

Food Products—1.0%
Conagra Brands, Inc.	208,000	7,835,360
TreeHouse Foods, Inc. (b)	209,000	10,337,140

		18,172,500

Health Care Equipment & Supplies—7.3%
Cooper Cos., Inc. (The)	119,000	25,927,720
DENTSPLY SIRONA, Inc. (a)	162,000	10,664,460
DexCom, Inc. (a) (b)	104,000	5,968,560
Hologic, Inc. (b)	714,000	30,523,500
IDEXX Laboratories, Inc. (b)	21,000	3,283,980
Intuitive Surgical, Inc. (b)	12,000	4,379,280
Teleflex, Inc.	164,000	40,806,480
West Pharmaceutical Services, Inc.	88,000	8,682,960

		130,236,940

Health Care Providers & Services—2.4%
Acadia Healthcare Co., Inc. (a) (b)	162,000	5,286,060
Envision Healthcare Corp. (a) (b)	415,000	14,342,400
Henry Schein, Inc. (a) (b)	148,000	10,342,240
MEDNAX, Inc. (a) (b)	237,000	12,665,280

		42,635,980

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.4%
athenahealth, Inc. (b)	26,000	$3,459,040
Veeva Systems, Inc. - Class A (b)	74,000	4,090,720

		7,549,760

Hotels, Restaurants & Leisure—6.0%
Aramark	289,000	12,351,860
Dunkin’ Brands Group, Inc.	148,000	9,541,560
Marriott International, Inc. - Class A	193,000	26,195,890
MGM Resorts International	427,000	14,257,530
Norwegian Cruise Line Holdings, Ltd. (b)	506,000	26,944,500
Royal Caribbean Cruises, Ltd.	59,000	7,037,520
Vail Resorts, Inc.	51,000	10,835,970

		107,164,830

Industrial Conglomerates—1.7%
Roper Technologies, Inc.	119,000	30,821,000

Insurance—4.3%
FNF Group	655,000	25,702,200
Progressive Corp. (The)	446,000	25,118,720
Willis Towers Watson plc (a)	178,000	26,822,820

		77,643,740

Internet & Direct Marketing Retail—0.8%
Expedia, Inc.	74,000	8,862,980
TripAdvisor, Inc. (a) (b)	133,000	4,583,180

		13,446,160

Internet Software & Services—2.5%
CoStar Group, Inc. (b)	30,000	8,908,500
IAC/InterActiveCorp (b)	119,000	14,551,320
Match Group, Inc. (a) (b)	150,000	4,696,500
Shopify, Inc. - Class A (a) (b)	36,000	3,636,000
VeriSign, Inc. (a) (b)	89,000	10,185,160
Zillow Group, Inc. - Class A (b)	31,000	1,262,940
Zillow Group, Inc. - Class C (a) (b)	31,000	1,268,520

		44,508,940

IT Services—7.7%
Black Knight, Inc. (b)	269,000	11,876,350
CoreLogic, Inc. (b)	301,000	13,909,210
CSRA, Inc.	371,000	11,100,320
Fidelity National Information Services, Inc.	104,000	9,785,360
Fiserv, Inc. (b)	238,000	31,208,940
FleetCor Technologies, Inc. (a) (b)	60,000	11,545,800
Gartner, Inc. (a) (b)	59,000	7,265,850
Global Payments, Inc.	193,000	19,346,320
Vantiv, Inc. - Class A (a) (b)	297,000	21,844,350

		137,882,500

Life Sciences Tools & Services—3.8%
Agilent Technologies, Inc.	416,000	27,859,520
Bruker Corp.	591,000	20,283,120
Illumina, Inc. (a) (b)	45,000	9,832,050

Life Sciences Tools & Services—(Continued)
IQVIA Holdings, Inc. (a) (b)	106,000	10,377,400

		68,352,090

Machinery—4.4%
Colfax Corp. (b)	280,655	11,119,551
Fortive Corp.	222,000	16,061,700
Gardner Denver Holdings, Inc. (b)	203,000	6,887,790
IDEX Corp.	218,562	28,843,628
Xylem, Inc. (a)	223,000	15,208,600

		78,121,269

Metals & Mining—0.5%
Franco-Nevada Corp.	118,000	9,434,100

Multiline Retail—1.7%
Dollar General Corp.	327,000	30,414,270

Oil, Gas & Consumable Fuels—1.4%
ARC Resources, Ltd.	299,000	3,508,552
Centennial Resource Development, Inc. - Class A (a) (b)	276,000	5,464,800
Concho Resources, Inc. (a) (b)	89,000	13,369,580
Venture Global LNG, Inc. - Series C (b) (c) (d) (e)	475	1,791,225

		24,134,157

Pharmaceuticals—1.4%
Catalent, Inc. (b)	356,000	14,624,480
Zoetis, Inc.	148,000	10,661,920

		25,286,400

Professional Services—3.0%
Equifax, Inc.	89,000	10,494,880
IHS Markit, Ltd. (b)	266,000	12,009,900
TransUnion (b)	247,000	13,575,120
Verisk Analytics, Inc. (b)	184,000	17,664,000

		53,743,900

Real Estate Management & Development—0.1%
WeWork Cos., Inc. - Class A (b) (c) (d) (e)	34,388	1,576,690

Road & Rail—0.9%
J.B. Hunt Transport Services, Inc.	42,000	4,829,160
Kansas City Southern	104,000	10,942,880

		15,772,040

Semiconductors & Semiconductor Equipment—4.1%
KLA-Tencor Corp.	45,000	4,728,150
Marvell Technology Group, Ltd.	643,000	13,805,210
Microchip Technology, Inc. (a)	357,000	31,373,160
Microsemi Corp. (b)	103,000	5,319,950
Xilinx, Inc.	268,000	18,068,560

		73,295,030

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Software—6.4%
Atlassian Corp. plc - Class A (b)	217,000	$9,877,840
CDK Global, Inc.	136,000	9,694,080
Electronic Arts, Inc. (b)	114,000	11,976,840
Guidewire Software, Inc. (a) (b)	74,000	5,495,240
Red Hat, Inc. (b)	178,000	21,377,800
ServiceNow, Inc. (b)	30,000	3,911,700
Splunk, Inc. (a) (b)	130,000	10,769,200
SS&C Technologies Holdings, Inc.	236,000	9,553,280
Symantec Corp. (a)	359,000	10,073,540
Tableau Software, Inc. - Class A (a) (b)	107,000	7,404,400
Workday, Inc. - Class A (a) (b)	140,000	14,243,600

		114,377,520

Specialty Retail—3.2%
Burlington Stores, Inc. (b)	89,000	10,949,670
CarMax, Inc. (b)	193,000	12,377,090
L Brands, Inc. (a)	74,000	4,456,280
Michaels Cos., Inc. (The) (a) (b)	297,000	7,184,430
O’Reilly Automotive, Inc. (b)	60,000	14,432,400
Ulta Salon Cosmetics & Fragrance, Inc. (b)	31,000	6,933,460

		56,333,330

Textiles, Apparel & Luxury Goods—2.1%
PVH Corp.	53,000	7,272,130
Tapestry, Inc.	688,000	30,430,240

		37,702,370

Trading Companies & Distributors—0.8%
HD Supply Holdings, Inc. (b)	356,000	14,250,680

Total Common Stocks (Cost $1,137,220,782)		1,692,280,704

Convertible Preferred Stocks—0.6%

Internet Software & Services—0.2%
Roofoods, Ltd. - Series F (b) (c) (d) (e)	7,253	2,564,447

Real Estate Management & Development—0.4%
WeWork Cos., Inc. - Series D1 (b) (c) (d) (e)	89,839	4,119,118
WeWork Cos., Inc. - Series D2 (b) (c) (d) (e)	70,588	3,236,460

		7,355,578

Total Convertible Preferred Stocks (Cost $5,235,743)		9,920,025

Short-Term Investments—4.6%

Mutual Funds—4.6%
T. Rowe Price Treasury Reserve Fund (f)	83,016,042	83,016,042

Total Short-Term Investments (Cost $83,016,042)		83,016,042

Securities Lending Reinvestments (g)—15.9%
Security Description	Principal Amount*	Value

Certificates of Deposit—10.1%
Banco Del Estado De Chile New York 1.529%, 1M LIBOR + 0.150%, 01/05/18 (h)	2,000,000	1,999,976
1.692%, 1M LIBOR + 0.220%, 05/14/18 (h)	5,000,000	4,999,650
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (h)	7,500,000	7,500,465
1.677%, 1M LIBOR + 0.200%, 02/15/18 (h)	4,000,000	4,000,208
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (h)	5,000,000	5,000,640
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (h)	8,500,000	8,500,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (h)	4,000,000	4,000,200
1.681%, 1M LIBOR + 0.190%, 04/16/18 (h)	8,000,000	8,000,472
Danske Bank A/S 1.680%, 03/19/18	8,000,000	7,999,200
KBC Bank NV Zero Coupon, 02/26/18	3,983,048	3,989,800
1.550%, 01/29/18	5,000,000	5,000,000
1.570%, 02/12/18	3,000,000	2,999,580
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (h)	2,000,000	1,999,808
1.681%, 1M LIBOR + 0.190%, 04/16/18 (h)	10,000,000	9,999,730
Mizuho Bank, Ltd., New York 1.592%, 1M LIBOR + 0.200%, 04/06/18 (h)	2,000,000	1,999,952
1.632%, 1M LIBOR + 0.200%, 04/11/18 (h)	2,500,000	2,501,324
1.691%, 1M LIBOR + 0.200%, 04/18/18 (h)	4,000,000	3,999,436
1.769%, 1M LIBOR + 0.200%, 05/29/18 (h)	3,000,000	2,999,766
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (h)	5,000,000	5,000,130
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (h)	2,000,000	1,999,956
1.722%, 1M LIBOR + 0.170%, 02/23/18 (h)	5,000,000	5,000,105
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (h)	5,000,000	4,999,830
Royal Bank of Canada New York 1.679%, 3M LIBOR + 0.130%, 06/12/18 (h)	10,000,000	9,998,570
Standard Chartered plc 1.460%, 02/02/18	11,000,000	10,998,592
State Street Bank and Trust Co. 1.527%, 1M LIBOR + 0.120%, 05/08/18 (h)	3,000,000	2,999,727
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (h)	3,000,000	2,999,073
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (h)	5,000,000	4,994,700
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (h)	5,000,000	4,999,220
1.612%, 1M LIBOR + 0.180%, 04/11/18 (h)	7,000,000	6,999,790
1.634%, 1M LIBOR + 0.190%, 04/12/18 (h)	3,000,000	2,999,826
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (h)	10,000,000	10,001,000
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (h)	3,000,000	2,999,868
1.800%, 1M LIBOR + 0.340%, 03/13/18 (h)	7,500,000	7,502,580
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (h)	7,500,000	7,499,430

		179,482,604

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—3.3%
Bank of China, Ltd. 1.900%, 02/12/18	9,967,278	$9,980,470
Canadian Imperial Bank 1.700%, 03/19/18	4,977,806	4,982,215
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	2,491,189	2,493,940
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (h)	4,000,000	3,999,172
Kells Funding LLC 1.400%, 03/01/18	4,964,417	4,987,360
Macquarie Bank, Ltd., London 1.620%, 03/06/18	5,975,700	5,983,086
Sheffield Receivables Co. 1.680%, 03/14/18	3,982,827	3,986,408
Toyota Motor Credit Corp. 1.750%, 03/08/18	9,959,653	9,972,160
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (h)	12,000,000	11,999,664

		58,384,475

Repurchase Agreements—2.1%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $1,026,100 on 01/02/18, collateralized by $1,036,759 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $1,047,281.	1,025,902	1,025,902
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,300,224 on 01/02/18, collateralized by $1,338,480 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $1,326,005.	1,300,000	1,300,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $2,000,422 on 01/02/18, collateralized by $2,060,000 Foreign Obligations with rates ranging from 1.750% - 2.625%, maturity dates ranging from 06/11/19 - 03/16/26, with a value of $2,040,011.	2,000,000	2,000,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $5,001,056 on 01/02/18, collateralized by $5,130,050 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $5,100,020.	5,000,000	5,000,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $7,330,537 on 04/03/18, collateralized by $46,052 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $8,063,604.	7,250,000	7,250,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $3,805,893 on 04/02/18, collateralized by various Common Stock with a value of $4,070,001.	3,700,000	3,700,000

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $15,200,283 on 04/02/18, collateralized by various Common Stock with a value of $16,500,001.	15,000,000	15,000,000
Societe Generale
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $503,251 on 01/02/18, collateralized by various Common Stock with a value of $556,826.	500,000	500,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $1,710,982 on 01/02/18, collateralized by various Common Stock with a value of $1,893,209.	1,700,000	1,700,000

		37,475,902

Time Deposits—0.4%
Australia New Zealand Bank 1.330%, 01/02/18	2,000,000	2,000,000
Bank of Montreal 1.400%, 01/03/18	200,000	200,000
Nordea Bank New York 1.300%, 01/02/18	2,000,000	2,000,000
Royal Bank of Canada New York 1.350%, 01/02/18	2,000,000	2,000,000
Standard Chartered plc 1.490%, 01/02/18	400,000	400,000

		6,600,000

Total Securities Lending Reinvestments (Cost $281,946,184)		281,942,981

Total Investments—115.9% (Cost $1,507,418,751)		2,067,159,752
Other assets and liabilities (net)—(15.9)%		(283,023,008)

Net Assets—100.0%		$1,784,136,744

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $273,837,500 and the collateral received consisted of cash in the amount of $281,877,818. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.7% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2017, the market value of restricted securities was $13,287,940, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate

Restricted Securities	Acquisition Date	Shares	Cost	Value
Roofoods, Ltd. - Series F	09/12/17	7,253	$2,564,447	$2,564,447
Venture Global LNG, Inc. - Series C	10/16/17	475	1,791,225	1,791,225
WeWork Cos., Inc. - Class A	12/09/14-05/26/15	34,388	498,861	1,576,690
WeWork Cos., Inc. - Series D1	12/09/14	89,839	1,495,924	4,119,118
WeWork Cos., Inc. - Series D2	12/09/14	70,588	1,175,372	3,236,460

				$13,287,940

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$86,035,100	$—	$—	$86,035,100
Airlines	10,042,600	—	—	10,042,600
Automobiles	6,185,560	—	—	6,185,560
Banks	14,060,860	—	—	14,060,860
Biotechnology	54,114,675	—	—	54,114,675
Building Products	14,161,680	—	—	14,161,680
Capital Markets	68,279,350	—	—	68,279,350
Chemicals	55,152,420	—	—	55,152,420
Commercial Services & Supplies	30,911,850	—	—	30,911,850
Construction Materials	9,946,800	—	—	9,946,800
Consumer Finance	6,418,400	—	—	6,418,400
Containers & Packaging	21,026,100	—	—	21,026,100
Diversified Consumer Services	7,964,743	—	—	7,964,743
Electrical Equipment	36,666,490	—	—	36,666,490
Electronic Equipment, Instruments & Components	39,203,680	—	—	39,203,680
Food & Staples Retailing	19,254,200	—	—	19,254,200
Food Products	18,172,500	—	—	18,172,500
Health Care Equipment & Supplies	130,236,940	—	—	130,236,940

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Health Care Providers & Services	$42,635,980	$—	$—	$42,635,980
Health Care Technology	7,549,760	—	—	7,549,760
Hotels, Restaurants & Leisure	107,164,830	—	—	107,164,830
Industrial Conglomerates	30,821,000	—	—	30,821,000
Insurance	77,643,740	—	—	77,643,740
Internet & Direct Marketing Retail	13,446,160	—	—	13,446,160
Internet Software & Services	44,508,940	—	—	44,508,940
IT Services	137,882,500	—	—	137,882,500
Life Sciences Tools & Services	68,352,090	—	—	68,352,090
Machinery	78,121,269	—	—	78,121,269
Metals & Mining	9,434,100	—	—	9,434,100
Multiline Retail	30,414,270	—	—	30,414,270
Oil, Gas & Consumable Fuels	22,342,932	—	1,791,225	24,134,157
Pharmaceuticals	25,286,400	—	—	25,286,400
Professional Services	53,743,900	—	—	53,743,900
Real Estate Management & Development	—	—	1,576,690	1,576,690
Road & Rail	15,772,040	—	—	15,772,040
Semiconductors & Semiconductor Equipment	73,295,030	—	—	73,295,030
Software	114,377,520	—	—	114,377,520
Specialty Retail	56,333,330	—	—	56,333,330
Textiles, Apparel & Luxury Goods	37,702,370	—	—	37,702,370
Trading Companies & Distributors	14,250,680	—	—	14,250,680
Total Common Stocks	1,688,912,789	—	3,367,915	1,692,280,704
Total Convertible Preferred Stocks*	—	—	9,920,025	9,920,025
Total Short-Term Investments*	83,016,042	—	—	83,016,042
Total Securities Lending Reinvestments*	—	281,942,981	—	281,942,981
Total Investments	$1,771,928,831	$281,942,981	$13,287,940	$2,067,159,752

Collateral for Securities Loaned (Liability)	$—	$(281,877,818)	$—	$(281,877,818)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,984,143,710
Affiliated investments at value (c)	83,016,042
Cash	80,546
Cash denominated in foreign currencies (d)	10,109
Receivable for:
Investments sold	910,022
Fund shares sold	425,719
Dividends	764,267
Dividends on affiliated investments	98,324
Prepaid expenses	4,640

Total Assets	2,069,453,379
Liabilities
Collateral for securities loaned	281,877,818
Payables for:
Investments purchased	1,183,933
Fund shares redeemed	595,172
Accrued Expenses:
Management fees	1,077,239
Distribution and service fees	235,770
Deferred trustees’ fees	129,869
Other expenses	216,834

Total Liabilities	285,316,635

Net Assets	$1,784,136,744

Net Assets Consist of:
Paid in surplus	$990,060,602
Accumulated net investment loss	(129,871)
Accumulated net realized gain	234,464,998
Unrealized appreciation on investments and foreign currency transactions	559,741,015

Net Assets	$1,784,136,744

Net Assets
Class A	$670,224,197
Class B	1,089,781,657
Class E	24,130,890
Capital Shares Outstanding*
Class A	56,244,496
Class B	98,873,794
Class E	2,119,794
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.92
Class B	11.02
Class E	11.38

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $273,837,500.
(b)	Identified cost of investments, excluding affiliated investments, was $1,424,402,709.
(c)	Identified cost of affiliated investments was $83,016,042.
(d)	Identified cost of cash denominated in foreign currencies was $10,109.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$12,152,123
Dividends from affiliated investments	761,247
Securities lending income	1,625,735

Total investment income	14,539,105
Expenses
Management fees	12,944,775
Administration fees	54,522
Custodian and accounting fees	137,830
Distribution and service fees—Class B	2,652,257
Distribution and service fees—Class E	34,763
Audit and tax services	48,235
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	149,742
Insurance	11,234
Miscellaneous	22,150

Total expenses	16,145,300
Less management fee waiver	(718,593)
Less broker commission recapture	(17,383)

Net expenses	15,409,324

Net Investment Loss	(870,219)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	235,945,303
Foreign currency transactions	(642)

Net realized gain	235,944,661

Net change in unrealized appreciation (depreciation) on:
Investments	144,886,150
Foreign currency transactions	(24)

Net change in unrealized appreciation	144,886,126

Net realized and unrealized gain	380,830,787

Net Increase in Net Assets From Operations	$379,960,568

(a)	Net of foreign withholding taxes of $81,668.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(870,219)	$(740,707)
Net realized gain	235,944,661	151,488,827
Net change in unrealized appreciation (depreciation)	144,886,126	(52,929,125)

Increase in net assets from operations	379,960,568	97,818,995

From Distributions to Shareholders
Net realized capital gains
Class A	(53,031,193)	(84,947,006)
Class B	(93,533,444)	(152,745,855)
Class E	(1,976,268)	(3,154,118)

Total distributions	(148,540,905)	(240,846,979)

Increase (decrease) in net assets from capital share transactions	(53,978,440)	94,933,063

Total increase (decrease) in net assets	177,441,223	(48,094,921)

Net Assets
Beginning of period	1,606,695,521	1,654,790,442

End of period	$1,784,136,744	$1,606,695,521

Accumulated net investment loss
End of period	$(129,871)	$(101,825)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	3,054,016	$34,661,069	1,855,030	$19,570,232
Reinvestments	4,865,247	53,031,193	8,624,062	84,947,006
Redemptions	(8,626,894)	(97,209,339)	(6,388,364)	(68,344,170)

Net increase (decrease)	(707,631)	$(9,517,077)	4,090,728	$36,173,068

Class B
Sales	3,594,196	$37,728,820	5,348,543	$52,912,161
Reinvestments	9,269,915	93,533,444	16,584,783	152,745,855
Redemptions	(16,750,118)	(175,524,143)	(14,846,695)	(147,870,762)

Net increase (decrease)	(3,886,007)	$(44,261,879)	7,086,631	$57,787,254

Class E
Sales	174,116	$1,872,674	150,631	$1,528,483
Reinvestments	189,661	1,976,268	333,064	3,154,118
Redemptions	(374,314)	(4,048,426)	(362,358)	(3,709,860)

Net increase (decrease)	(10,537)	$(199,484)	121,337	$972,741

Increase (decrease) derived from capital shares transactions		$(53,978,440)		$94,933,063

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$10.37	$11.39		$12.52	$12.29	$9.53

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01	0.01	(b)	0.00 (c)	(0.01)	(0.01)
Net realized and unrealized gain on investments	2.51	0.64		0.91	1.45	3.38

Total from investment operations	2.52	0.65		0.91	1.44	3.37

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	0.00	(0.05)
Distributions from net realized capital gains	(0.97)	(1.67)		(2.04)	(1.21)	(0.56)

Total distributions	(0.97)	(1.67)		(2.04)	(1.21)	(0.61)

Net Asset Value, End of Period	$11.92	$10.37		$11.39	$12.52	$12.29

Total Return (%) (d)	25.13	6.52		6.88	13.04	36.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.78		0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (e)	0.74	0.73		0.74	0.74	0.75
Ratio of net investment income (loss) to average net assets (%)	0.11	0.11	(b)	0.02	(0.08)	(0.12)
Portfolio turnover rate (%)	25	26		25	23	25
Net assets, end of period (in millions)	$670.2	$590.7		$602.3	$639.3	$799.0

	Class B
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$9.68	$10.77		$11.96	$11.82	$9.19

Income (Loss) from Investment Operations
Net investment loss (a)	(0.02)	(0.01	)(b)	(0.03)	(0.04)	(0.04)
Net realized and unrealized gain on investments	2.33	0.59		0.88	1.39	3.25

Total from investment operations	2.31	0.58		0.85	1.35	3.21

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	0.00	(0.02)
Distributions from net realized capital gains	(0.97)	(1.67)		(2.04)	(1.21)	(0.56)

Total distributions	(0.97)	(1.67)		(2.04)	(1.21)	(0.58)

Net Asset Value, End of Period	$11.02	$9.68		$10.77	$11.96	$11.82

Total Return (%) (d)	24.74	6.22		6.67	12.77	36.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.03		1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (e)	0.99	0.98		0.99	0.99	1.00
Ratio of net investment loss to average net assets (%)	(0.14)	(0.14	)(b)	(0.23)	(0.33)	(0.37)
Portfolio turnover rate (%)	25	26		25	23	25
Net assets, end of period (in millions)	$1,089.8	$994.8		$1,030.3	$1,072.1	$1,081.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net Asset Value, Beginning of Period	$9.96		$11.02		$12.19	$12.01	$9.33

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(c)	(0.00	)(b)(c)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gain on investments	2.39		0.61		0.89	1.42	3.30

Total from investment operations	2.39		0.61		0.87	1.39	3.27

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	0.00	(0.03)
Distributions from net realized capital gains	(0.97)		(1.67)		(2.04)	(1.21)	(0.56)

Total distributions	(0.97)		(1.67)		(2.04)	(1.21)	(0.59)

Net Asset Value, End of Period	$11.38		$9.96		$11.02	$12.19	$12.01

Total Return (%) (d)	24.85		6.36		6.72	12.92	36.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93		0.93		0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (e)	0.89		0.88		0.89	0.89	0.90
Ratio of net investment loss to average net assets (%)	(0.04)		(0.04	)(b)	(0.13)	(0.23)	(0.27)
Portfolio turnover rate (%)	25		26		25	23	25
Net assets, end of period (in millions)	$24.1		$21.2		$22.1	$22.4	$22.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, adjustments to prior period accumulated balances and ordinary loss netting. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $37,475,902. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$405,175,944	$0	$638,218,310

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $1,825,338 in purchases and $5,020,968 in sales of investments, which are included above, and resulted in realized gains of $1,872,430.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2017 were $12,944,775.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the year ended December 31, 2017 is as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Ending Value as of December 31, 2017	Income earned from affiliates during the period	Number of shares held at December 31, 2017
T. Rowe Price Treasury Reserve Fund	$52,182,741	$279,624,735	$(248,791,434)	$83,016,042	$761,247	83,016,042

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,508,135,092
Gross unrealized appreciation	590,577,760
Gross unrealized depreciation	(31,553,100)

Net unrealized appreciation (depreciation)	$559,024,660

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$6,765,838	$6,906,007	$141,775,067	$233,940,972	$148,540,905	$240,846,979

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$13,066,670	$222,114,669	$559,024,674	$—	$794,206,013

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Mid Cap Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Mid Cap Growth Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-24

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

T. Rowe Price Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one-, three-, and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A and B shares of the TCW Core Fixed Income Portfolio returned 3.17% and 2.82%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 3.54%.

MARKET ENVIRONMENT / CONDITIONS

In 2017, a number of factors were positive for the markets. The ongoing global central bank accommodation policies, notwithstanding the Federal Reserve’s (the “Fed”) interest rate hikes and balance sheet reduction, and a largely inflation-free economic growth environment combined to propel risk assets higher. Most U.S. macroeconomic data points were decidedly positive to end the year, reflected in improving measures of job creation, retail sales, industrial production, and capacity utilization. Further fueling animal spirits, the political apparatus in Washington finally agreed on a comprehensive tax reform bill, providing for a substantial cut in corporate taxes as well as lower personal rates. In contrast to previous tax legislation, the new law comes at a time when unemployment was relatively low at 4%, thereby providing stimulus to an economy that was already showing momentum. To this point, the third quarter 2017 gross domestic product print reported in December came in at 3.2%, bringing the year-over-year growth rate to 2.3%, up from 1.8% at the end of 2016. Despite the increase in economic activity, consumer price pressures remained muted, with the latest core consumer price index (CPI) and core personal consumption expenditures (PCE) prints coming in at 1.7% and 1.5%, respectively, well below the Fed’s nominal 2% target. Above all, volatility remained dormant throughout the year with both the Chicago Board of Option’s Exchange Market Volatility Index (VIX) and Merrill Lynch Option Volatility Estimate Index (MOVE), which measure equity and bond volatility, respectively, were at all-time lows. This despite the many headline risks (i.e., political uncertainties, escalating North Korea rhetoric, and Fed composition changes) that occurred over the year.

Given this economic backdrop supportive of a heightened risk appetite, investors continued to reach for yield throughout the year, propelling markets higher. Equities, in particular, posted impressive gains with the S&P 500 Index up 6.6% in the fourth quarter and nearly 22% for the full year while performance in traditional fixed income sectors was also positive. The Bloomberg Barclays U.S. Aggregate Bond Index gained 3.5% in 2017, despite the steady increase in shorter-term yields that resulted in the gap between 2- and 10-year U.S. Treasury notes flattening to approximately 50 basis points (“bps”) from 125 bps at the start of the year. While the fixed income universe’s return was far short of the robust performance of equities, it still provided 120 bps of excess returns over duration-matched Treasuries. Municipals led fixed income returns, up nearly 11% during the year to outpace even emerging market credit which gained approximately 9%. Investment grade corporate credit benefitted from strong demand and returned 6.4%, while high yield experienced considerable spread tightening and was up by 7.5%. Among securitized issues, non-agency mortgage-backed securities (“MBS”) continued to exhibit improving fundamental characteristics and posted consistently positive returns throughout the year to realize a nearly 10% gain for 2017 (led by option adjustable rate mortgages and subprime collateral). Agency MBS benefitted from the backdrop of stagnant interest rates and low volatility to post a 2.5% return for the year. Asset-backed securities (“ABS”) experienced spread tightening of about 24 bps and gained 1.6% for the year. Finally, commercial MBS (“CMBS”) returns were driven by non-agency CMBS, up 3.8% during the year versus a 2.7% gain for agency CMBS.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio returned 3.17% in 2017 and underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54%. The Portfolio’s returns were held back by an underweight to corporate credit as well as conservative positioning within corporates as the sector performed well, leading the Index on a duration-adjusted basis by 225 bps for the year. Specifically, the Portfolio’s emphasis on banking and real estate investment trusts (“REITs”) boosted returns, though a continued underweight among technology and commodity-related sectors such as energy and metals resulted in a drag in relative performance. With U.S. Treasury rates rising across short and intermediate maturities over the past 12-months, the Portfolio’s defensive duration position contributed modestly to relative performance, while further contributions came from the Portfolio’s relative overweight to government guaranteed student loans and CMBS as both outpaced the Index.

At period end, Portfolio strategy and positioning were largely influenced by the view credit is in the latter part of the cycle and the level of risk priced in the market is inadequate on a relative basis. The Portfolio remained focused on identifying, what we believe to be, higher quality and more defensive areas of the market, with opportunities to add yield while avoiding credit risk. Securitized products continued to offer opportunities for attractive risk-adjusted returns, and positioning favors high quality, more senior issues. Legacy non-agency MBS remained an attractive sector given the improving fundamentals. CMBS exposure was skewed towards agency-backed issues as well as seasoned non-agency bonds at the top of the capital structure and single asset single borrower deals. We remained overweight to CMBS at the end of the period. The Portfolio continued to maintain an overweight to ABS at period end and favored sectors that offer strong structures and solid collateral such as federally guaranteed student loans and top of the capital structure collateralized loan obligations. Within corporate credits, positions of the Portfolio emphasized more defensive sectors such REITs, large U.S. money

BHFTI-1

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*—(Continued)

center banks, utilities, pharmaceuticals, and not-for-profit hospitals, which we believe are more resilient to withstand volatility. As of December 31, 2017, the Portfolio’s duration was three-tenths of a year shorter than the Index.

Tad Rivelle

Bryan Whalen

Laird Landmann

Stephen Kane

Porfolio Managers

TCW Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	Since Inception[2]
TCW Core Fixed Income Portfolio
Class A	3.17	1.86
Class B	2.82	1.68
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	2.04

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception date of the Class A and Class B shares is 5/1/2015. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	61.6
Corporate Bonds & Notes	29.8
Asset-Backed Securities	9.6
Mortgage-Backed Securities	3.1
Municipals	0.9

BHFTI-3

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

TCW Core Fixed Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.44%	$1,000.00	$1,011.90	$2.23
	Hypothetical*	0.44%	$1,000.00	$1,022.99	$2.24

Class B (a)	Actual	0.69%	$1,000.00	$1,008.90	$3.49
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—61.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—31.8%
Fannie Mae 15 Yr. Pool 3.000%, 06/01/32	2,126,276	$2,166,877
3.000%, TBA (a)	10,800,000	11,000,391
Fannie Mae 30 Yr. Pool 3.000%, 07/01/45	21,185,118	21,265,933
3.000%, TBA (a)	14,615,000	14,615,000
3.500%, 02/01/46	16,838,622	17,297,797
3.500%, TBA (a)	80,050,000	82,188,840
4.000%, 04/01/47	2,103,842	2,201,596
4.000%, 06/01/47	13,362,636	13,985,672
4.000%, 07/01/47	13,880,299	14,527,767
4.000%, TBA (a)	2,935,000	3,069,244
4.500%, 02/01/46	5,886,763	6,272,103
4.500%, TBA (a)	33,440,000	35,577,023
Fannie Mae Pool 1.000%, 02/25/33	4,000,000	4,171,240
2.470%, 01/01/23	2,500,000	2,500,031
2.593%, 04/01/23	11,100,849	11,156,740
2.740%, 03/01/25	2,105,465	2,125,139
2.740%, 03/01/26	3,855,000	3,838,515
2.950%, 05/01/31	4,276,356	4,239,350
3.030%, 03/01/31	1,067,416	1,062,373
3.280%, 02/01/28	3,975,000	4,104,446
3.320%, 08/01/26	1,895,000	1,960,974
3.390%, 01/01/31	4,725,000	4,875,518
3.500%, 01/01/44	7,609,657	7,843,297
3.550%, 03/01/24	4,049,772	4,250,205
3.580%, 03/01/27	2,859,386	2,938,860
4.380%, 04/01/21	4,528,143	4,770,807
4.381%, 06/01/21	7,044,794	7,469,697
4.520%, 08/01/19	4,056,404	4,201,242
4.550%, 10/01/19	4,880,481	5,076,383
4.590%, 08/01/26	2,867,330	3,115,151
Fannie Mae-ACES (CMO) 1.708%, 1M LIBOR + 0.470%, 09/25/24 (b)	10,870,530	10,885,795
1.902%, 1M LIBOR + 0.350%, 05/25/18 (b)	371,140	370,495
1.902%, 1M LIBOR + 0.350%, 08/25/18 (b)	5,767,600	5,773,368
2.486%, 12/25/26 (b)	9,410,000	9,142,811
3.047%, 12/25/24 (b)	9,505,877	9,725,118
Freddie Mac 15 Yr. Gold Pool 2.500%, 12/01/31	9,553,239	9,541,910
2.500%, 01/01/32	2,294,756	2,292,035
3.000%, 03/01/31	2,857,288	2,910,958
Freddie Mac 30 Yr. Gold Pool 3.000%, 06/01/46	9,573,975	9,587,227
3.000%, 08/01/46	4,754,254	4,760,834
3.000%, 09/01/46	3,776,818	3,782,046
3.000%, 10/01/46	11,555,620	11,569,825
3.000%, 11/01/46	15,159,707	15,175,995
3.000%, 01/01/47	16,817,301	16,833,632
3.000%, 02/01/47	2,145,975	2,147,763
3.500%, 04/01/45	7,439,072	7,705,250
3.500%, 11/01/45	1,449,083	1,490,316
3.500%, 06/01/46	5,504,871	5,661,647
3.500%, 08/01/46	4,652,339	4,794,661
3.500%, 04/01/47	18,014,433	18,610,463

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.500%, 12/01/47	2,187,875	2,260,267
3.500%, TBA (a)	17,550,000	18,022,576
4.000%, 01/01/45	6,153,907	6,515,148
4.000%, 11/01/45	6,309,939	6,598,922
4.000%, 12/01/45	14,402,589	15,218,021
4.000%, 05/01/46	8,922,728	9,331,834
4.500%, TBA (a)	2,515,000	2,673,367
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 1.732%, 1M LIBOR + 0.360%, 08/25/24 (b)	4,464,880	4,400,840
1.922%, 1M LIBOR + 0.550%, 07/25/20 (b)	1,434,046	1,434,883
2.002%, 1M LIBOR + 0.630%, 07/25/20 (b)	1,470,945	1,472,351
2.951%, 11/25/49	9,000,000	9,167,948
3.511%, 04/25/30	4,495,000	4,700,016
Ginnie Mae II 30 Yr. Pool 3.000%, 10/20/46	3,742,347	3,779,940
3.000%, 12/20/46	11,305,882	11,419,452
3.000%, TBA (a)	13,520,000	13,642,525
3.500%, 04/20/46	8,767,670	9,074,942
3.500%, 05/20/46	3,998,823	4,138,659
3.500%, 06/20/46	10,395,793	10,757,729
3.500%, 11/20/46	12,827,766	13,274,043
3.500%, 01/20/47	2,239,024	2,316,920
3.500%, 09/20/47	4,958,443	5,130,947
3.500%, TBA (a)	18,775,000	19,408,656
4.000%, 11/20/47	5,627,433	5,896,488
4.000%, TBA (a)	5,300,000	5,524,836
4.500%, 02/20/47	9,055,300	9,538,540
4.500%, 06/20/47	1,057,097	1,110,653
4.500%, TBA (a)	41,270,000	43,288,359
5.000%, 06/20/47	9,613,897	10,290,658
5.000%, 09/20/47	5,440,304	5,811,026

		712,830,906

U.S. Treasury—29.8%
U.S. Treasury Bond 2.750%, 11/15/47	101,120,000	101,285,899
U.S. Treasury Inflation Indexed Bond 0.875%, 02/15/47 (c)	22,557,339	23,440,370
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/22 (c) (d)	13,991,993	13,893,460
0.125%, 07/15/26 (c)	14,381,114	14,051,656
0.375%, 07/15/27 (c)	13,487,083	13,415,273
U.S. Treasury Notes 1.375%, 09/30/19	16,675,000	16,531,048
1.500%, 10/31/19 (d)	56,605,000	56,215,841
1.750%, 11/30/19	13,225,000	13,191,937
1.750%, 12/31/19	26,445,000	26,436,736
2.000%, 10/31/22 (d)	63,085,000	62,535,470
2.000%, 11/30/22 (d)	165,440,000	163,934,238
2.125%, 12/31/22	101,305,000	100,885,534
2.250%, 11/15/27 (d)	61,345,000	60,479,940

		666,297,402

Total U.S. Treasury & Government Agencies (Cost $1,380,954,249)		1,379,128,308

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—29.8%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.7%
L3 Technologies, Inc. 5.200%, 10/15/19	5,250,000	$5,498,932
Northrop Grumman Corp. 3.250%, 01/15/28 (d)	3,335,000	3,339,872
United Technologies Corp. 1.778%, 05/04/18 (e)	6,850,000	6,839,524

		15,678,328

Agriculture—0.3%
BAT Capital Corp. 2.764%, 08/15/22 (144A) (d)	3,340,000	3,321,812
BAT International Finance plc 1.850%, 06/15/18 (144A)	3,000,000	2,997,447
Reynolds American, Inc. 6.875%, 05/01/20	1,000,000	1,096,394

		7,415,653

Airlines—0.4%
America West Airlines Pass-Through Trust 7.100%, 04/02/21 (d)	578,357	628,241
8.057%, 07/02/20	438,547	492,313
American Airlines Pass-Through Trust 4.000%, 07/15/25	1,562,031	1,608,111
4.950%, 01/15/23	729,480	776,331
Continental Airlines Pass-Through Trust 6.545%, 02/02/19	1,757,223	1,801,153
U.S. Airways Pass-Through Trust 6.250%, 04/22/23	1,944,226	2,148,565
7.076%, 03/20/21	1,783,924	1,926,638

		9,381,352

Auto Manufacturers—0.4%
Ford Motor Credit Co. LLC 2.145%, 01/09/18	1,000,000	1,000,020
2.875%, 10/01/18	1,000,000	1,005,885
General Motors Co. 3.500%, 10/02/18	2,415,000	2,440,122
4.875%, 10/02/23 (d)	3,875,000	4,193,421

		8,639,448

Banks—10.8%
Bank of America Corp. 2.369%, 3M USD LIBOR + 0.660%, 07/21/21 (b)	4,320,000	4,312,433
3.004%, 3M USD LIBOR + 0.790%, 12/20/23 (144A) (b)	6,478,000	6,494,632
3.093%, 3M USD LIBOR + 1.090%, 10/01/25 (b)	3,345,000	3,337,329
3.419%, 3M USD LIBOR + 1.040%, 12/20/28 (144A) (b)	1,895,000	1,895,407
3.705%, 3M USD LIBOR + 1.512%, 04/24/28 (b) (d)	4,685,000	4,808,656
4.125%, 01/22/24	3,090,000	3,286,386
5.000%, 01/21/44	1,500,000	1,811,970
5.650%, 05/01/18	8,310,000	8,409,166
6.500%, 07/15/18	2,000,000	2,046,059
6.875%, 04/25/18	6,915,000	7,020,642
Bank of New York Mellon Corp. (The) 2.661%, 3M USD LIBOR + 0.634%, 05/16/23 (b) (d)	2,865,000	2,863,467

Banks—(Continued)
Capital One N.A. 1.650%, 02/05/18	755,000	754,980
Citigroup, Inc. 1.700%, 04/27/18	12,106,000	12,093,950
1.750%, 05/01/18	3,000,000	2,997,499
1.800%, 02/05/18	5,250,000	5,249,450
2.050%, 12/07/18	5,000,000	4,994,769
3.668%, 3M USD LIBOR + 1.390%, 07/24/28 (b)	2,215,000	2,247,227
6.125%, 05/15/18 (d)	7,355,000	7,466,449
Discover Bank 2.000%, 02/21/18	3,000,000	3,000,208
2.600%, 11/13/18	4,585,000	4,600,559
Goldman Sachs Group, Inc. (The) 2.625%, 01/31/19	4,040,000	4,057,453
3.272%, 3M USD LIBOR + 1.201%, 09/29/25 (b)	3,350,000	3,336,502
3.691%, 3M USD LIBOR + 1.510%, 06/05/28 (b) (d)	3,500,000	3,550,603
3.850%, 07/08/24	1,595,000	1,654,441
5.950%, 01/18/18	4,895,000	4,902,719
6.150%, 04/01/18	14,185,000	14,334,289
7.500%, 02/15/19	7,450,000	7,873,424
HBOS plc 6.750%, 05/21/18 (144A)	1,645,000	1,672,889
JPMorgan Chase & Co. 2.700%, 05/18/23 (d)	5,585,000	5,548,385
3.900%, 07/15/25	6,000,000	6,290,059
6.000%, 01/15/18	13,390,000	13,408,624
6.300%, 04/23/19	3,415,000	3,595,301
Lloyds Banking Group plc 2.907%, 3M USD LIBOR + 0.810%, 11/07/23 (b)	2,515,000	2,493,448
Morgan Stanley 2.213%, 3M USD LIBOR + 0.800%, 02/14/20 (b)	6,290,000	6,315,071
2.293%, 3M USD LIBOR + 0.930%, 07/22/22 (b)	5,000,000	5,040,156
3.875%, 01/27/26	3,500,000	3,648,283
5.625%, 09/23/19	6,050,000	6,375,578
6.625%, 04/01/18	5,895,000	5,959,583
7.300%, 05/13/19 (d)	1,000,000	1,066,110
Santander UK Group Holdings plc 2.875%, 08/05/21	1,175,000	1,172,121
Santander UK plc 3.050%, 08/23/18	5,000,000	5,034,219
UBS AG 2.375%, 08/14/19	6,000,000	6,004,938
Wachovia Corp. 5.750%, 02/01/18	16,355,000	16,405,700
Wells Fargo & Co. 2.600%, 07/22/20 (d)	5,175,000	5,206,867
2.625%, 07/22/22 (d)	7,760,000	7,718,261
3.000%, 04/22/26	6,860,000	6,730,341
3.000%, 10/23/26	600,000	588,094
3.550%, 09/29/25 (d)	2,095,000	2,150,445

		241,825,142

Beverages—0.5%
Anheuser-Busch InBev Finance, Inc. 4.900%, 02/01/46	4,435,000	5,140,116

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Constellation Brands, Inc. 2.000%, 11/07/19	5,500,000	$5,464,365

		10,604,481

Biotechnology—0.9%
Amgen, Inc. 4.400%, 05/01/45	3,000,000	3,264,116
4.663%, 06/15/51	1,000,000	1,118,505
Baxalta, Inc. 2.000%, 06/22/18	1,500,000	1,499,652
2.875%, 06/23/20	1,000,000	1,006,459
4.000%, 06/23/25	2,497,000	2,580,844
Biogen, Inc. 5.200%, 09/15/45	1,100,000	1,305,783
Celgene Corp. 5.000%, 08/15/45	4,250,000	4,822,007
Gilead Sciences, Inc. 3.650%, 03/01/26	1,905,000	1,976,246
3.700%, 04/01/24	1,500,000	1,569,284
4.750%, 03/01/46	940,000	1,087,336

		20,230,232

Chemicals—0.4%
Dow Chemical Co. (The) 8.550%, 05/15/19	4,290,000	4,646,842
Monsanto Co. 1.850%, 11/15/18	5,110,000	5,102,789

		9,749,631

Commercial Services—0.3%
Moody’s Corp. 1.837%, 3M USD LIBOR + 0.350%, 09/04/18 (b)	4,000,000	4,003,186
University of Southern California 3.028%, 10/01/39	3,030,000	2,892,289

		6,895,475

Computers—0.1%
Apple, Inc. 4.650%, 02/23/46	998,000	1,168,693

Diversified Financial Services—1.1%
American Express Co. 7.000%, 03/19/18	4,264,000	4,309,669
American Express Credit Corp. 1.875%, 05/03/19 (d)	2,000,000	1,991,963
Bear Stearns Cos. LLC (The) 7.250%, 02/01/18	3,000,000	3,011,995
International Lease Finance Corp. 7.125%, 09/01/18 (144A)	8,700,000	8,977,255
Protective Life Global Funding 2.073%, 3M USD LIBOR + 0.550%, 06/08/18 (144A) (b)	3,500,000	3,505,322
2.700%, 11/25/20 (144A)	3,045,000	3,058,381

		24,854,585

Electric—2.5%
Appalachian Power Co. 3.300%, 06/01/27	760,000	762,318
4.450%, 06/01/45	1,440,000	1,598,086
Dominion Energy, Inc. 1.875%, 12/15/18 (144A)	5,000,000	4,984,057
Duke Energy Carolinas LLC 4.250%, 12/15/41 (d)	3,300,000	3,632,103
Duke Energy Florida LLC 2.100%, 12/15/19	3,370,000	3,367,269
Duke Energy Progress LLC 4.100%, 05/15/42	1,000,000	1,082,990
4.100%, 03/15/43	2,325,000	2,525,107
Duquesne Light Holdings, Inc. 6.400%, 09/15/20 (144A)	3,250,000	3,554,009
El Paso Electric Co. 3.300%, 12/15/22	825,000	827,658
Entergy Corp. 4.000%, 07/15/22 (d)	3,000,000	3,131,828
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A) (d)	4,000,000	4,219,893
International Transmission Co. 4.625%, 08/15/43	2,750,000	3,092,137
MidAmerican Energy Co. 4.800%, 09/15/43 (d)	905,000	1,087,022
PacifiCorp 3.350%, 07/01/25	2,000,000	2,043,845
Pennsylvania Electric Co. 4.150%, 04/15/25 (144A) (d)	2,800,000	2,931,510
Public Service Co. of New Mexico 3.850%, 08/01/25	3,135,000	3,207,640
Public Service Electric & Gas Co. 4.050%, 05/01/45	3,000,000	3,164,435
Southwestern Electric Power Co. 6.450%, 01/15/19	2,000,000	2,081,988
Wisconsin Public Service Corp. 1.650%, 12/04/18	6,000,000	5,980,385
Xcel Energy, Inc. 3.300%, 06/01/25	2,375,000	2,407,256

		55,681,536

Food—0.5%
Kraft Heinz Foods Co. 3.500%, 07/15/22 (d)	1,500,000	1,534,128
3.950%, 07/15/25 (d)	2,925,000	3,021,148
5.200%, 07/15/45	3,270,000	3,597,060
Mondelez International Holdings Netherlands B.V. 1.988%, 3M USD LIBOR + 0.610%, 10/28/19 (144A) (b)	3,400,000	3,412,512

		11,564,848

Gas—0.4%
NiSource Finance Corp. 6.400%, 03/15/18	3,150,000	3,176,823
Southern Co. Gas Capital Corp. 3.250%, 06/15/26	4,000,000	3,970,350

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Gas—(Continued)
Spire, Inc. 4.700%, 08/15/44	1,000,000	$1,110,148

		8,257,321

Healthcare-Services—2.0%
Aetna, Inc. 2.800%, 06/15/23	2,000,000	1,968,362
Anthem, Inc. 1.875%, 01/15/18	4,455,000	4,454,698
2.300%, 07/15/18	1,915,000	1,919,180
3.650%, 12/01/27	2,235,000	2,278,197
Cigna Corp. 3.050%, 10/15/27 (d)	3,350,000	3,290,487
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, 07/31/19 (144A)	4,680,000	4,895,732
6.500%, 09/15/18 (144A)	2,000,000	2,062,218
Hartford HealthCare Corp. 5.746%, 04/01/44	1,000,000	1,232,992
Humana, Inc. 2.500%, 12/15/20	4,295,000	4,291,709
Kaiser Foundation Hospitals 3.150%, 05/01/27 (d)	1,500,000	1,501,413
4.150%, 05/01/47	3,185,000	3,441,524
New York and Presbyterian Hospital (The) 3.563%, 08/01/36	4,490,000	4,525,100
NYU Hospitals Center 4.428%, 07/01/42	1,756,000	1,894,875
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	1,015,000	983,248
UnitedHealth Group, Inc. 4.250%, 04/15/47	1,995,000	2,195,670
4.750%, 07/15/45	1,000,000	1,181,204
6.000%, 02/15/18 (d)	2,910,000	2,924,354

		45,040,963

Housewares—0.1%
Newell Brands, Inc. 2.600%, 03/29/19	1,185,000	1,189,048

Insurance—0.5%
Berkshire Hathaway Finance Corp. 4.400%, 05/15/42	3,700,000	4,169,426
Farmers Exchange Capital III 5.454%, 3M USD LIBOR + 3.454%, 10/15/54 (144A) (b) (d)	3,530,000	3,804,634
Teachers Insurance & Annuity Association of America 4.375%, 3M USD LIBOR + 2.661%, 09/15/54 (144A) (b)	3,500,000	3,550,750

		11,524,810

Internet—0.2%
Amazon.com, Inc. 2.800%, 08/22/24 (144A)	3,340,000	3,329,848

Media—0.5%
CBS Corp. 3.700%, 06/01/28 (144A) (d)	2,703,000	2,665,639
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 6.484%, 10/23/45	3,215,000	3,748,465
Comcast Corp. 4.400%, 08/15/35	1,500,000	1,639,942
Time Warner Cable LLC 5.875%, 11/15/40	1,500,000	1,627,486
6.750%, 07/01/18	1,315,000	1,344,147

		11,025,679

Miscellaneous Manufacturing—0.1%
Siemens Financieringsmaatschappij NV 2.000%, 09/15/23 (144A)	3,420,000	3,278,134

Oil & Gas—0.2%
Anadarko Petroleum Corp. 4.500%, 07/15/44	620,000	617,839
Canadian Natural Resources, Ltd. 3.850%, 06/01/27 (d)	892,000	910,437
Devon Energy Corp. 5.000%, 06/15/45 (d)	815,000	909,170
Noble Energy, Inc. 5.050%, 11/15/44	1,050,000	1,124,707
Shell International Finance B.V. 4.375%, 05/11/45	650,000	730,842

		4,292,995

Packaging & Containers—0.1%
Amcor Finance USA, Inc. 3.625%, 04/28/26 (144A)	2,625,000	2,586,629

Pharmaceuticals—1.1%
AbbVie, Inc. 1.800%, 05/14/18	1,219,000	1,218,404
4.300%, 05/14/36	1,273,000	1,364,056
Allergan Funding SCS 2.350%, 03/12/18	5,500,000	5,504,357
3.800%, 03/15/25 (d)	3,285,000	3,344,283
AstraZeneca plc 1.750%, 11/16/18	2,000,000	1,995,007
3.125%, 06/12/27 (d)	2,481,000	2,451,649
Bayer U.S. Finance LLC 2.375%, 10/08/19 (144A)	3,000,000	3,001,665
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	2,500,000	2,477,366
Teva Pharmaceutical Finance Netherlands III B.V. 1.400%, 07/20/18	3,000,000	2,980,028

		24,336,815

Pipelines—1.1%
Columbia Pipeline Group, Inc. 2.450%, 06/01/18	2,250,000	2,251,330

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Enbridge Energy Partners L.P. 5.875%, 10/15/25	1,000,000	$1,132,624
Energy Transfer L.P. 5.150%, 03/15/45	5,065,000	4,924,937
6.500%, 02/01/42 (d)	700,000	792,621
Energy Transfer L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	1,260,000	1,343,124
Kinder Morgan, Inc. 3.050%, 12/01/19	921,000	929,068
Plains All American Pipeline L.P. / PAA Finance Corp. 4.650%, 10/15/25 (d)	2,340,000	2,411,350
TC PipeLines L.P. 4.650%, 06/15/21 (d)	3,840,000	4,016,942
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	3,275,000	3,254,061
Williams Partners L.P. 3.600%, 03/15/22	3,490,000	3,569,959
3.900%, 01/15/25	1,000,000	1,019,178

		25,645,194

Real Estate Investment Trusts—2.6%
Alexandria Real Estate Equities, Inc. 2.750%, 01/15/20	475,000	477,001
4.600%, 04/01/22 (d)	5,292,000	5,619,468
American Tower Corp. 3.000%, 06/15/23	2,240,000	2,234,134
3.400%, 02/15/19	2,479,000	2,507,088
Boston Properties L.P. 3.200%, 01/15/25	2,235,000	2,227,880
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.849%, 04/15/23	3,200,000	3,301,400
HCP, Inc. 3.750%, 02/01/19	3,000,000	3,036,075
4.000%, 12/01/22 (d)	1,975,000	2,067,994
4.250%, 11/15/23	3,216,000	3,375,448
Healthcare Realty Trust, Inc. 3.750%, 04/15/23	1,850,000	1,881,737
Healthcare Trust of America Holdings L.P. 3.500%, 08/01/26	1,885,000	1,855,928
Highwoods Realty L.P. 7.500%, 04/15/18	2,783,000	2,825,113
Life Storage L.P. 3.875%, 12/15/27	2,500,000	2,490,802
Realty Income Corp. 2.000%, 01/31/18	4,500,000	4,499,596
SL Green Operating Partnership L.P. 3.250%, 10/15/22	1,000,000	996,167
SL Green Realty Corp. 5.000%, 08/15/18 (d)	1,500,000	1,518,378
Ventas Realty L.P. 3.125%, 06/15/23	590,000	590,250
3.250%, 10/15/26 (d)	2,500,000	2,434,251
4.125%, 01/15/26 (d)	4,750,000	4,957,511
WEA Finance LLC / Westfield UK & Europe Finance plc 2.700%, 09/17/19 (144A)	5,925,000	5,956,989

Real Estate Investment Trusts—(Continued)
Welltower, Inc. 2.250%, 03/15/18	2,300,000	2,300,888

		57,154,098

Retail—0.4%
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 (144A)	2,750,000	2,747,454
CVS Health Corp. 3.875%, 07/20/25	1,950,000	2,008,244
5.125%, 07/20/45	615,000	704,848
Walgreens Boots Alliance, Inc. 3.450%, 06/01/26	1,280,000	1,265,735
4.800%, 11/18/44	2,300,000	2,476,284

		9,202,565

Software—0.3%
Microsoft Corp. 3.300%, 02/06/27 (d)	2,150,000	2,217,727
3.750%, 02/12/45	2,330,000	2,454,644
Oracle Corp. 3.250%, 11/15/27	2,245,000	2,283,087

		6,955,458

Telecommunications—1.3%
AT&T, Inc. 3.000%, 06/30/22 (d)	1,000,000	1,001,776
4.125%, 02/17/26 (d)	955,000	976,827
4.350%, 06/15/45	1,500,000	1,383,901
4.500%, 03/09/48	575,000	538,764
4.750%, 05/15/46	2,175,000	2,127,252
4.800%, 06/15/44	2,000,000	1,978,163
4.900%, 08/14/37	2,225,000	2,253,023
5.250%, 03/01/37	4,440,000	4,695,850
Rogers Communications, Inc. 6.800%, 08/15/18	3,290,000	3,386,655
Verizon Communications, Inc. 4.862%, 08/21/46	7,400,000	7,708,011
5.250%, 03/16/37	3,325,000	3,656,443

		29,706,665

Transportation—0.0%
Burlington Northern Santa Fe LLC 4.550%, 09/01/44	605,000	692,694

Total Corporate Bonds & Notes (Cost $661,850,720)		667,908,320

Asset-Backed Securities—9.6%

Asset-Backed - Home Equity—2.6%
Asset Backed Securities Corp. Home Equity Loan Trust 1.712%, 1M USD LIBOR + 0.160%, 05/25/36 (b)	2,829,962	2,796,392
Asset-Backed Funding Certificates Trust 1.692%, 1M USD LIBOR + 0.140%, 09/25/36 (b)	7,212,463	7,036,437
2.182%, 1M USD LIBOR + 0.630%, 03/25/35 (b)	4,126,121	4,124,493

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
Centex Home Equity Loan Trust 2.197%, 1M USD LIBOR + 0.645%, 06/25/35 (b)	5,620,261	$5,625,679
JPMorgan Mortgage Acquisition Corp. 2.257%, 1M USD LIBOR + 0.705%, 06/25/35 (b)	8,533,154	8,542,147
MASTR Asset-Backed Securities Trust 1.852%, 1M USD LIBOR + 0.300%, 01/25/36 (b)	5,628,047	5,638,170
New Century Home Equity Loan Trust 2.332%, 1M USD LIBOR + 0.780%, 08/25/34 (b)	10,791,089	10,153,734
Option One Mortgage Loan Trust 2.212%, 1M USD LIBOR + 0.660%, 05/25/35 (b)	3,717,664	3,729,490
Option One Mortgage Loan Trust Asset-Backed Certificates 1.992%, 1M USD LIBOR + 0.440%, 11/25/35 (b)	9,027,557	9,014,834
Wells Fargo Home Equity Trust 2.197%, 1M USD LIBOR + 0.645%, 04/25/35 (b)	1,800,603	1,802,004

		58,463,380

Asset-Backed - Other—2.0%
AMMC CLO 19, Ltd. 2.859%, 3M USD LIBOR + 1.500%, 10/15/28 (144A) (b)	4,000,000	4,022,904
Citigroup Mortgage Loan Trust, Inc. 2.227%, 1M USD LIBOR + 0.675%, 05/25/35 (b)	1,306,290	1,307,756
Dryden Senior Loan Fund 2.434%, 3M USD LIBOR + 1.080%, 04/18/26 (144A) (b)	5,185,000	5,200,586
Encore Credit Receivables Trust 1.972%, 1M USD LIBOR + 0.420%, 01/25/36 (b)	722,552	722,631
GSAMP Trust 2.232%, 1M USD LIBOR + 0.680%, 10/25/34 (b)	4,654,559	4,586,450
Long Beach Mortgage Loan Trust 2.347%, 1M USD LIBOR + 0.795%, 02/25/35 (b)	1,799,294	1,803,497
Magnetite, Ltd. 2.367%, 3M USD LIBOR + 1.000%, 07/25/26 (144A) (b)	5,000,000	4,999,615
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 2.227%, 1M USD LIBOR + 0.675%, 06/25/35 (b)	164,591	164,640
Structured Asset Investment Loan Trust 2.352%, 1M USD LIBOR + 0.800%, 07/25/34 (b)	3,625,309	3,591,412
Structured Asset Securities Corp. Mortgage Loan Trust 2.272%, 1M USD LIBOR + 0.720%, 07/25/35 (b)	10,019,326	10,039,816
Towd Point Mortgage Trust 2.500%, 11/25/60 (144A) (b)	5,920,600	5,870,880
Voya CLO, Ltd. 2.404%, 3M USD LIBOR + 1.050%, 01/18/26 (144A) (b)	2,850,000	2,851,713

		45,161,900

Asset-Backed - Student Loan—5.0%
Education Loan Asset-Backed Trust I 2.352%, 1M USD LIBOR + 0.800%, 06/25/26 (144A) (b)	4,905,998	4,908,979
Navient Student Loan Trust 2.602%, 1M USD LIBOR + 1.050%, 07/26/66 (144A) (b)	5,600,000	5,747,385
3.052%, 1M USD LIBOR + 1.500%, 10/25/58 (b)	2,470,000	2,459,124
Nelnet Student Loan Trust 1.928%, 1M USD LIBOR + 0.600%, 02/27/51 (144A) (b)	4,447,312	4,459,379
SLC Student Loan Trust 1.749%, 3M USD LIBOR + 0.160%, 09/15/39 (b)	11,000,000	10,614,639
1.749%, 3M USD LIBOR + 0.160%, 03/15/55 (b)	8,310,000	7,969,363

Asset-Backed - Student Loan—(Continued)
SLM Student Loan Trust 1.427%, 3M USD LIBOR + 0.060%, 01/25/22 (b)	10,320,000	10,025,715
1.517%, 3M USD LIBOR + 0.150%, 10/25/29 (b)	9,092,946	9,035,950
1.737%, 3M USD LIBOR + 0.370%, 01/25/40 (b)	4,956,568	4,635,362
1.747%, 3M USD LIBOR + 0.380%, 10/25/24 (b)	4,422,402	4,420,703
1.917%, 3M USD LIBOR + 0.550%, 10/25/64 (144A) (b)	5,700,000	5,661,056
2.059%, 3M LIBOR + 0.550%, 12/15/27 (144A) (b)	4,301,805	4,299,074
2.078%, 1M USD LIBOR + 0.750%, 05/26/26 (b)	8,794,153	8,747,351
2.078%, 1M USD LIBOR + 0.750%, 01/25/45 (144A) (b)	4,061,246	4,041,898
2.117%, 3M USD LIBOR + 0.750%, 10/25/40 (b)	10,240,000	10,174,558
2.867%, 3M USD LIBOR + 1.500%, 04/25/23 (b)	1,255,480	1,284,694
3.128%, 1M USD LIBOR + 1.800%, 09/25/43 (b)	5,800,000	5,799,996
Wachovia Student Loan Trust 1.537%, 3M USD LIBOR + 0.170%, 04/25/40 (144A) (b)	7,500,000	7,228,409

		111,513,635

Total Asset-Backed Securities (Cost $210,284,970)		215,138,915

Mortgage-Backed Securities—3.1%

Collateralized Mortgage Obligations—2.0%
Citigroup Mortgage Loan Trust, Inc. 1.493%, 1M USD LIBOR + 0.210%, 05/20/47 (144A) (b)	2,026,963	2,024,578
Credit Suisse Mortgage Trust 1.066%, 09/27/46 (144A)	3,323,851	3,320,411
1.518%, 1M LIBOR + 0.280%, 04/27/47 (144A) (b)	2,886,526	2,842,327
3.307%, 01/27/36 (144A) (b)	1,030,553	1,028,750
Morgan Stanley Mortgage Loan Trust 1.822%, 1M USD LIBOR + 0.270%, 09/25/35 (b)	723,893	724,416
Morgan Stanley Resecuritization Trust 1.778%, 1M LIBOR + 0.450%, 08/26/47 (144A) (b)	5,565,732	5,502,880
3.351%, 01/26/51 (144A) (b)	2,834,050	2,828,444
Nomura Resecuritization Trust 1.589%, 1M USD LIBOR + 0.426%, 02/25/37 (144A) (b)	2,956,782	2,893,300
1.628%, 1M USD LIBOR + 0.300%, 08/26/37 (144A) (b)	2,827,704	2,759,258
3.537%, 03/26/37 (144A) (b)	3,906,615	3,947,556
Structured Adjustable Rate Mortgage Loan Trust 2.227%, 1M USD LIBOR + 0.675%, 01/25/35 (b)	2,878,344	2,836,582
3.420%, 03/25/34 (b)	5,876,661	5,939,704
WaMu Mortgage Pass-Through Certificates Trust 1.842%, 1M USD LIBOR + 0.290%, 10/25/45 (b)	6,741,298	6,499,325

		43,147,531

Commercial Mortgage-Backed Securities—1.1%
225 Liberty Street Trust 3.597%, 02/10/36 (144A)	1,865,000	1,920,971
7 WTC Depositor LLC Trust 4.082%, 03/13/31 (144A)	299,046	300,305
CGRBS Commercial Mortgage Trust 3.369%, 03/13/35 (144A)	2,190,000	2,237,404
Commercial Mortgage Trust 3.545%, 02/10/36 (144A)	1,865,000	1,904,744
3.611%, 08/10/49 (144A) (b)	1,810,000	1,878,295
4.353%, 08/10/30 (144A)	1,845,000	1,976,755

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*/ Shares	Value

Commercial Mortgage-Backed Securities—(Continued)
DBRR Trust 4.537%, 07/12/44 (144A) (b)	3,000,000	$3,142,452
GS Mortgage Securities Corp. Trust 2.933%, 06/05/31 (144A)	1,310,000	1,321,083
JPMorgan Chase Commercial Mortgage Securities Trust 3.093%, 07/05/32 (144A)	549,849	558,820
4.311%, 08/05/32 (144A)	1,246,977	1,277,514
Morgan Stanley Capital Trust 3.727%, 10/11/50 (144A)	2,150,000	2,216,666
4.700%, 09/15/47 (144A)	60,830	60,962
RBS Commercial Funding, Inc. Trust 3.834%, 01/13/32 (144A) (b)	2,475,000	2,561,293
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (b)	1,519,000	1,527,358
Wells Fargo Commercial Mortgage Trust 2.710%, 03/18/28 (144A) (b)	2,000,000	2,000,627

		24,885,249

Total Mortgage-Backed Securities (Cost $67,690,246)		68,032,780

Municipals—0.9%
New York City Transitional Finance Authority, Future Tax Secured Revenue 4.200%, 11/01/30	1,250,000	1,349,738
5.267%, 05/01/27	2,150,000	2,498,149
New York City Water & Sewer System Revenue, Build America Bonds 5.440%, 06/15/43	1,250,000	1,644,725
6.011%, 06/15/42	1,300,000	1,829,139
New York City, General Obligation Unlimited, Build America Bonds 5.968%, 03/01/36	1,750,000	2,279,305
6.271%, 12/01/37	1,575,000	2,126,754
New York State Urban Development Corp., Revenue Bond 3.270%, 03/15/28	4,490,000	4,471,771
University of California CA, Revenue 4.601%, 05/15/31	2,855,000	3,173,218

Total Municipals (Cost $18,939,643)		19,372,799

Short-Term Investments—11.6%

Mutual Fund—7.1%
State Street Institutional Liquid Reserves Fund	159,803,572	159,787,591

U.S. Treasury—4.5%
U.S. Treasury Bills 1.028%, 01/25/18 (f)	27,960,000	27,938,028
1.086%, 03/01/18 (f) (g)	826,000	824,307
1.154%, 02/08/18 (d) (f)	31,105,000	31,064,999
1.283%, 04/19/18 (f)	41,775,000	41,601,790

		101,429,124

Total Short-Term Investments (Cost $261,237,073)		261,216,715

Securities Lending Reinvestments (h)—14.1%
Security Description	Principal Amount*	Value

Certificates of Deposit—8.2%
ABN AMRO Bank NV Zero Coupon, 02/22/18	1,490,624	1,496,685
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (b)	4,000,000	3,999,852
Bank of Montreal 1.972%, 01/11/18	10,010,284	10,001,467
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (b)	2,500,000	2,500,155
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (b)	5,500,000	5,500,704
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (b)	11,000,000	11,000,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (b)	2,500,000	2,500,125
1.681%, 1M LIBOR + 0.190%, 04/16/18 (b)	10,500,000	10,500,620
KBC Bank NV Zero Coupon, 02/26/18	9,957,619	9,974,500
1.550%, 01/29/18	2,500,000	2,500,000
1.570%, 02/12/18	2,000,000	1,999,720
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (b)	1,000,000	999,904
1.681%, 1M LIBOR + 0.190%, 04/16/18 (b)	7,500,000	7,499,798
1.769%, 1M LIBOR + 0.200%, 05/30/18 (b)	4,000,000	3,999,688
Mizuho Bank, Ltd., New York 1.644%, 1M LIBOR + 0.200%, 02/12/18 (b)	5,000,000	5,000,998
1.691%, 1M LIBOR + 0.200%, 04/18/18 (b)	5,000,000	4,999,295
1.769%, 1M LIBOR + 0.200%, 05/29/18 (b)	5,000,000	4,999,610
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (b)	6,500,000	6,500,169
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (b)	12,000,000	11,999,736
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (b)	4,000,000	3,999,864
Royal Bank of Canada New York 1.821%, 1M LIBOR + 0.320%, 03/20/18 (b)	16,500,000	16,506,748
Standard Chartered plc 1.460%, 02/02/18	7,500,000	7,499,040
1.752%, 01/23/18	5,000,251	5,000,006
Sumitomo Mitsui Banking Corp., London 1.741%, 1M LIBOR + 0.230%, 05/21/18 (b)	6,500,000	6,500,000
Sumitomo Mitsui Banking Corp., New York 1.612%, 1M LIBOR + 0.180%, 04/11/18 (b)	5,000,000	4,999,850
1.754%, 1M LIBOR + 0.190%, 04/26/18 (b)	3,500,000	3,499,972
1.844%, 1M LIBOR + 0.280%, 07/30/18 (b)	10,000,000	10,000,000
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (b)	6,000,000	5,999,736
1.800%, 1M LIBOR + 0.340%, 03/13/18 (b)	4,000,000	4,001,376
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (b)	8,500,000	8,499,354

		184,478,972

Commercial Paper—2.6%
Bank of China, Ltd. 1.900%, 02/12/18	9,967,278	9,980,470

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Canadian Imperial Bank 1.700%, 03/19/18	4,977,806	$4,982,215
China Construction Bank 1.700%, 01/24/18	5,986,117	5,993,250
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	4,982,378	4,987,880
Kells Funding LLC 1.400%, 03/01/18	992,883	997,472
Macquarie Bank, Ltd., London 1.620%, 03/06/18	2,987,850	2,991,543
Ridgefield Funding Co. LLC 1.603%, 1M LIBOR + 0.200%, 03/07/18 (b)	5,000,000	4,999,975
Sheffield Receivables Co. 1.680%, 03/14/18	2,489,267	2,491,505
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (b)	9,000,000	9,001,944
1.750%, 03/08/18	2,987,896	2,991,648
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (b)	7,500,000	7,499,790

		56,917,692

Repurchase Agreements—2.2%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $17,274,213 on 01/02/18, collateralized by $17,453,648 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $17,630,785.	17,270,878	17,270,878
Citigroup Global Markets, Inc. Repurchase Agreement dated 10/16/17 at 2.000% to be repurchased at $5,046,944 on 04/03/18, collateralized by various Common Stock with a value of $5,500,001.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $1,000,211 on 01/02/18, collateralized by $1,026,010 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $1,020,004.	1,000,000	1,000,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $12,133,303 on 04/03/18, collateralized by $76,224 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $13,346,655.	12,000,000	12,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $5,657,408 on 04/02/18, collateralized by various Common Stock with a value of $6,050,001.	5,500,000	5,500,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $9,058,140 on 01/02/18, collateralized by various Common Stock with a value of $10,022,872.	9,000,000	9,000,000

		49,770,878

Time Deposits—1.1%
Australia New Zealand Bank 1.330%, 01/02/18	12,000,000	12,000,000
Bank of Montreal 1.400%, 01/03/18	600,000	600,000
Nordea Bank New York 1.300%, 01/02/18	7,000,000	7,000,000
OP Corporate Bank plc 1.990%, 01/12/18	3,500,000	3,500,000
Standard Chartered plc 1.490%, 01/02/18	1,100,000	1,100,000

		24,200,000

Total Securities Lending Reinvestments (Cost $315,355,092)		315,367,542

Total Investments—130.7% (Cost $2,916,311,993)		2,926,165,379
Other assets and liabilities (net)—(30.7)%		(686,715,714)

Net Assets—100.0%		$2,239,449,665

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $308,399,990 and the collateral received consisted of cash in the amount of $315,301,130. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	The rate shown represents current yield to maturity.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $824,307.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $203,483,510, which is 9.1% of net assets.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2017

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/29/18	1,118	USD	239,374,283	$(462,800)
U.S. Treasury Ultra Long Bond Futures	03/20/18	77	USD	12,909,531	233,087

Net Unrealized Depreciation					$(229,713)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,379,128,308	$—	$1,379,128,308
Total Corporate Bonds & Notes*	—	667,908,320	—	667,908,320
Total Asset-Backed Securities*	—	215,138,915	—	215,138,915
Total Mortgage-Backed Securities*	—	68,032,780	—	68,032,780
Total Municipals	—	19,372,799	—	19,372,799
Short-Term Investments
Mutual Fund	159,787,591	—	—	159,787,591
U.S. Treasury	—	101,429,124	—	101,429,124
Total Short-Term Investments	159,787,591	101,429,124	—	261,216,715
Total Securities Lending Reinvestments*	—	315,367,542	—	315,367,542
Total Investments	$159,787,591	$2,766,377,788	$—	$2,926,165,379

Collateral for Securities Loaned (Liability)	$—	$(315,301,130)	$—	$(315,301,130)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$233,087	$—	$—	$233,087
Futures Contracts (Unrealized Depreciation)	(462,800)	—	—	(462,800)
Total Futures Contracts	$(229,713)	$—	$—	$(229,713)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$2,926,165,379
Receivable for:
Investments sold	21,120,758
Dividends and interest	10,658,795
Variation margin on futures contracts	103,542
Prepaid expenses	5,820

Total Assets	2,958,054,294
Liabilities
Collateral for securities loaned	315,301,130
Payables for:
Investments purchased	152,842,476
TBA securities purchased	249,260,046
Fund shares redeemed	159,905
Accrued Expenses:
Management fees	783,566
Distribution and service fees	130
Deferred trustees’ fees	56,576
Other expenses	200,800

Total Liabilities	718,604,629

Net Assets	$2,239,449,665

Net Assets Consist of:
Paid in surplus	$2,192,951,577
Undistributed net investment income	56,281,035
Accumulated net realized loss	(19,406,620)
Unrealized appreciation on investments and futures contracts	9,623,673

Net Assets	$2,239,449,665

Net Assets
Class A	$2,238,845,098
Class B	604,567
Capital Shares Outstanding*
Class A	219,158,743
Class B	59,305
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.22
Class B	10.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,916,311,993.
(b)	Includes securities loaned at value of $308,399,990.

Statement of Operations

Period Ended December 31, 2017

Investment Income
Dividends	$667,807
Interest	51,252,216
Securities lending income	1,766,793

Total investment income	53,686,816
Expenses
Management fees	12,248,433
Administration fees	70,307
Custodian and accounting fees	149,462
Distribution and service fees—Class B	1,513
Audit and tax services	74,164
Legal	36,711
Trustees’ fees and expenses	53,081
Shareholder reporting	58,616
Insurance	15,075
Miscellaneous	21,511

Total expenses	12,728,873

Less management fee waiver	(3,053,976)

Net expenses	9,674,897

Net Investment Income	44,011,919

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(2,042,154)
Futures contracts	(212,324)
Swap contracts	(5,723)

Net realized loss	(2,260,201)

Net change in unrealized appreciation on:
Investments	27,225,757
Futures contracts	223,712

Net change in unrealized appreciation	27,449,469

Net realized and unrealized gain	25,189,268

Net Increase in Net Assets From Operations	$69,201,187

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$44,011,919	$33,274,090
Net realized gain (loss)	(2,260,201)	7,101,461
Net change in unrealized appreciation	27,449,469	1,955,753

Increase in net assets from operations	69,201,187	42,331,304

From Distributions to Shareholders
Net investment income
Class A	(39,630,743)	(18,043,923)
Class B	(9,573)	(2,578)
Net realized capital gains
Class A	(3,230,767)	0
Class B	(855)	0

Total distributions	(42,871,938)	(18,046,501)

Increase in net assets from capital share transactions	2,081,966	178,963,302

Total increase in net assets	28,411,215	203,248,105

Net Assets
Beginning of period	2,211,038,450	2,007,790,345

End of period	$2,239,449,665	$2,211,038,450

Undistributed net investment income
End of period	$56,281,035	$39,305,134

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	5,015,202	$50,987,689	31,125,775	$319,412,125
Reinvestments	4,226,973	42,861,510	1,758,667	18,043,923
Redemptions	(8,979,989)	(91,754,209)	(15,746,269)	(159,005,478)

Net increase	262,186	$2,094,990	17,138,173	$178,450,570

Class B
Sales	10,248	$104,083	56,125	$573,285
Reinvestments	1,029	10,428	252	2,578
Redemptions	(12,553)	(127,535)	(6,229)	(63,131)

Net increase (decrease)	(1,276)	$(13,024)	50,148	$512,732

Increase derived from capital shares transactions		$2,081,966		$178,963,302

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015(a)
Net Asset Value, Beginning of Period	$10.10	$9.95	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.20	0.16	0.08
Net realized and unrealized gain (loss) on investments	0.12	0.07	(0.13)

Total from investment operations	0.32	0.23	(0.05)

Less Distributions
Distributions from net investment income	(0.18)	(0.08)	0.00
Distributions from net realized capital gains	(0.02)	0.00	0.00

Total distributions	(0.20)	(0.08)	0.00

Net Asset Value, End of Period	$10.22	$10.10	$9.95

Total Return (%) (c)	3.17	2.33	(0.50	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.57	0.58	(e)
Net ratio of expenses to average net assets (%) (f)	0.43	0.43	0.45	(e)
Ratio of net investment income to average net assets (%)	1.98	1.56	1.13	(e)
Portfolio turnover rate (%)	308 (g)	298 (g)	325	(d)(g)
Net assets, end of period (in millions)	$2,238.8	$2,210.4	$2,007.7

	Class B
	Year Ended December 31,
	2017	2016	2015(a)
Net Asset Value, Beginning of Period	$10.09	$9.95	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.18	0.14	0.07
Net realized and unrealized gain (loss) on investments	0.11	0.08	(0.12)

Total from investment operations	0.29	0.22	(0.05)

Less Distributions
Distributions from net investment income	(0.17)	(0.08)	0.00
Distributions from net realized capital gains	(0.02)	0.00	0.00

Total distributions	(0.19)	(0.08)	0.00

Net Asset Value, End of Period	$10.19	$10.09	$9.95

Total Return (%) (c)	2.82	2.21	(0.50	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.82	0.83	(e)
Net ratio of expenses to average net assets (%) (f)	0.68	0.68	0.70	(e)
Ratio of net investment income to average net assets (%)	1.73	1.34	1.00	(e)
Portfolio turnover rate (%)	308 (g)	298 (g)	325	(d)(g)
Net assets, end of period (in millions)	$0.6	$0.6	$0.1

(a)	Commencement of operations was May 1, 2015.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 207%, 193% and 205% for the years ended December 31, 2017 and 2016 and the period ended December 31, 2015, respectively.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is TCW Core Fixed Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-17

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-18

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book tax differences are primarily due to paydown gains and losses, dividend redesignations and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

BHFTI-19

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $49,770,878. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-20

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(46,408,717)	$—	$—	$—	$(46,408,717)
U.S. Treasury	(1,021,049)	—	—	—	(1,021,049)
U.S. Treasury & Government Agencies	(267,871,364)	—	—	—	(267,871,364)
Total	$(315,301,130)	$—	$—	$—	$(315,301,130)
Total Borrowings	$(315,301,130)	$—	$—	$—	$(315,301,130)
Gross amount of recognized liabilities for securities lending transactions					$(315,301,130)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$233,087	Unrealized depreciation on futures contracts (a) (b)	$462,800

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(212,324)
Swap contracts	(5,723)

$(218,047)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$223,712

BHFTI-21

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$252,241,667
Futures contracts short	(87,500,000)
Swap contracts	11,155,000

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-22

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$6,642,782,335	$370,058,481	$6,532,902,255	$438,233,330

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2017 were as follows:

Purchases	Sales
$2,752,016,406	$2,584,562,352

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2017 were $12,248,433.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. TCW Investment Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	Of the first $500 million
0.150%	Of the next $1.5 billion
0.200%	On amounts in excess of $2 billion

An identical agreement was in place for the period from May 1, 2016 through April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

BHFTI-23

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$2,924,671,526
Gross unrealized appreciation	20,191,926
Gross unrealized depreciation	(18,698,072)

Net unrealized appreciation (depreciation)	$1,493,854

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$42,039,691	$18,046,501	$832,247	$—	$42,871,938	$18,046,501

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$56,337,611	$—	$1,493,852	$(11,276,800)	$46,554,663

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had accumulated short-term capital losses of $9,276,933 and accumulated long-term capital losses of $1,999,867.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-24

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of TCW Core Fixed Income Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the TCW Core Fixed Income Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the TCW Core Fixed Income Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-27

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-28

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-29

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

TCW Core Fixed Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and TCW Group, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year and since-inception (beginning May 1, 2015) periods ended June 30, 2017. The Board also considered that the Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-year and since-inception periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-30

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the Victory Sycamore Mid Cap Value Portfolio returned 9.77%, 9.47%, and 9.59%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 13.34%.

On December 18, 2017, Victory Capital Management Inc. (“Victory”) succeeded Invesco Advisers Inc. (“Invesco”) as the subadviser to the Portfolio and the name of the Portfolio was changed from the Invesco Mid Cap Value Portfolio to the Victory Sycamore Mid Cap Value Portfolio.

The following commentary was provided by Invesco for the period of January 1, 2017 through December 15, 2017.

MARKET ENVIRONMENT / CONDITIONS

Despite highly destructive hurricanes that threatened to derail a years-long economic recovery, the U.S. economy continued to expand throughout the year ended December 31, 2017. Gross domestic product, the value of all goods and services produced in the U.S., expanded in the first three quarters of 2017. Inflation remained subdued even as unemployment continued its multiyear decline.

Given signs of an improving economy, the U.S. Federal Reserve (the “Fed”) raised interest rates three times during the reporting period, most recently in December 2017; each rate hike was 25 basis points. The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.25% to 1.50%—75 basis points higher than at the start of the reporting period.

Higher inventories and a worsening outlook caused oil prices and many energy stocks to decline during the first half of 2017. However, oil prices rose significantly in the second half of the reporting period as expectations for lower supplies increased, partly due to continued OPEC (Organization of the Petroleum Exporting Countries) production cuts, and demand began normalizing.

Major U.S. stock market indexes repeatedly hit all-time highs throughout the reporting period. The stock market rally that began after the 2016 presidential election continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings, and improved consumer confidence. Finally, after much debate in Congress, a tax reform bill was signed into law in December. While its enactment further strengthened stocks, its effect on the U.S. economy remained uncertain.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell Midcap Value Index for the period ending December 15, 2017. Eight out of eleven sectors within the Portfolio posted positive returns for the period, while the Consumer Staples, Energy, and Utilities sectors had negative returns.

Stock selection in the Industrials sector was the largest detractor from the Portfolio’s relative return. Key detractors within the sector included Babcock & Wilcox and Fluor Corp. Babcock & Wilcox sold off sharply in August after reporting a significant loss due to project charges in its renewables segment, as well as execution issues that squeezed margins in its industrials business. Fluor reported weaker than anticipated earnings due to significant cost overruns and the company lowered its earnings guidance for the rest of the year. We sold these holdings during the period.

Stock selection in the Information Technology (“IT”) sector also detracted from the Portfolio’s relative return. The Portfolio’s lack of exposure to the semiconductor industry detracted from relative returns. Additionally, the Portfolio’s holdings in the hardware & equipment industry, particularly Diebold and Ciena, hurt relative performance. During the period, Diebold cut its earnings outlook for the full year of 2017 and suggested that incremental demand for ATM machines may be further in the future than previously anticipated. Ciena’s shares traded lower following the release of the company’s fiscal fourth quarter results, which were somewhat mixed with weaker earnings and gross margins, but higher revenues.

Stock selection in Utilities was another detractor during the reporting period, due in part to the Portfolio’s lack of exposure to some of the stronger performing names within the sector. In addition, the Portfolio’s holding in Edison International hurt relative performance. Fall wildfires in the company’s Southern California service area presented significant potential liabilities, as state law can hold utilities liable for property damages if the company’s equipment is blamed for starting or adding to the fire.

The Portfolio’s only holding in the Consumer Staples sector, Conagra Brands, was also a large detractor during the reporting period, as the company reported declining sales in a number of its key product segments. We sold the Portfolio’s position in the company during the period.

Stock selection in Consumer Discretionary also detracted from the Portfolio’s relative return. The largest detractor within the sector was Advance Auto Parts. During the period, the auto retailer reported disappointing first quarter results, due to a decline in comparable sales and operating margins. Despite being an overall detractor, the Consumer Discretionary sector also included the Portfolio’s top individual contributor, Royal Caribbean. The cruise operator reported solid earnings, strong bookings, and the company raised its outlook for the full year as demand for cruise travel continues to increase.

An overweight and stock selection in Financials was the largest contributor to relative performance for the period. Key contributors in

BHFTI-1

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary—(Continued)

the sector included Comerica, Willis Towers Watson, and Voya Financial. Financials got a boost when the Fed issued a better than expected report of its Comprehensive Capital Analysis and Review (CCAR), which gave a positive view of the financial strength of U.S banks. Financial stocks also benefitted from the Fed’s series of interest rate increases in 2017.

An overweight and stock selection in the Health Care sector was another strong contributor to the Portfolio’s relative return, due in part to AmerisourceBergen, a pharmaceutical services company. During the period, the company reported better than expected earnings and increased its outlook for 2017.

Stock selection and the Portfolio’s underweight to the Energy, Real Estate, and Telecommunications Services sectors also helped relative performance during the year.

Thomas Copper

Jeffrey Vancavage

Sergio Marcheli

Portfolio Managers

Invesco Advisers, Inc.

The following commentary was provided by Victory for the period of December 18, 2017 through December 31, 2017.

PORTFOLIO REVIEW / PERIOD END POSITIONING

As of December 31, 2017, the Portfolio was overweight in the Consumer Staples, Industrials, IT, and Materials sectors relative to the Russell Midcap Value Index. Conversely, the Portfolio had an underweight position in the Energy, Financials, Real Estate, and Utilities sectors. The Portfolio was neutrally-weighted relative to the Index (i.e. less than 1% differential from the Index) in Consumer Discretionary, Health Care, and Telecommunication Services.

Gary H. Miller

Gregory M. Connors

Jeffrey M. Graff

James M. Albers

Michael F. Rodarte

Portfolio Managers

Victory Capital Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year	Since Inception[2]
Victory Sycamore Mid Cap Value Portfolio
Class A	9.77	10.74	6.12	—
Class B	9.47	10.46	5.85	—
Class E	9.59	10.58	—	10.40
Russell Midcap Value Index	13.34	14.68	9.10	—
1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 8/20/1997, 4/3/2001 and 4/25/2012, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Archer-Daniels-Midland Co.	2.6
SunTrust Banks, Inc.	2.3
Reliance Steel & Aluminum Co.	2.3
Aflac, Inc.	2.2
VF Corp.	2.0
Citizens Financial Group, Inc.	1.9
Quanta Services, Inc.	1.9
Alleghany Corp.	1.9
Textron, Inc.	1.8
Quest Diagnostics, Inc.	1.8

Top Sectors

% of Net Assets
Financials	19.4
Industrials	16.0
Information Technology	13.8
Consumer Discretionary	12.8
Materials	10.5
Health Care	7.0
Consumer Staples	6.4
Energy	6.2
Utilities	3.3
Real Estate	2.9

BHFTI-3

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.65%	$1,000.00	$1,075.10	$3.40
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

Class B (a)	Actual	0.90%	$1,000.00	$1,073.90	$4.70
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

Class E (a)	Actual	0.80%	$1,000.00	$1,074.70	$4.18
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Schedule of Investments as of December 31, 2017

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
Textron, Inc.	356,340	$20,165,281

Auto Components—1.4%
BorgWarner, Inc.	312,138	15,947,130

Banks—4.2%
Citizens Financial Group, Inc.	506,211	21,250,738
SunTrust Banks, Inc. (a)	398,509	25,739,696

		46,990,434

Building Products—1.1%
Owens Corning	131,961	12,132,494

Capital Markets—1.7%
E*Trade Financial Corp. (b)	373,088	18,493,972

Chemicals—3.3%
Celanese Corp. - Series A	160,722	17,210,112
Eastman Chemical Co.	133,000	12,321,120
International Flavors & Fragrances, Inc. (a)	49,088	7,491,320

		37,022,552

Commercial Services & Supplies—1.2%
Republic Services, Inc.	189,516	12,813,177

Communications Equipment—2.5%
ARRIS International plc (b)	422,591	10,856,363
Motorola Solutions, Inc. (a)	191,570	17,306,434

		28,162,797

Construction & Engineering—1.9%
Quanta Services, Inc. (b)	542,382	21,212,560

Containers & Packaging—4.9%
AptarGroup, Inc.	134,598	11,613,116
Avery Dennison Corp.	121,478	13,952,963
Crown Holdings, Inc. (b)	300,731	16,916,119
Packaging Corp. of America (a)	98,406	11,862,843

		54,345,041

Electric Utilities—2.1%
Alliant Energy Corp. (a)	256,325	10,922,008
Xcel Energy, Inc.	262,038	12,606,648

		23,528,656

Electrical Equipment—1.1%
Hubbell, Inc.	88,309	11,951,740

Electronic Equipment, Instruments & Components—2.9%
Flex, Ltd. (b)	982,421	17,673,754
Keysight Technologies, Inc. (a) (b)	339,273	14,113,757

		31,787,511

Equity Real Estate Investment Trusts—2.9%
Lamar Advertising Co. - Class A (a)	231,009	$17,150,108
National Retail Properties, Inc.	355,989	15,353,806

		32,503,914

Food & Staples Retailing—1.6%
Sysco Corp.	301,728	18,323,942

Food Products—4.8%
Archer-Daniels-Midland Co.	733,882	29,413,990
Hormel Foods Corp. (a)	185,236	6,740,738
Ingredion, Inc.	123,776	17,303,885

		53,458,613

Health Care Equipment & Supplies—1.8%
Hologic, Inc. (b)	457,563	19,560,818

Health Care Providers & Services—3.5%
HCA Healthcare, Inc. (b)	211,678	18,593,795
Quest Diagnostics, Inc. (a)	203,663	20,058,769

		38,652,564

Hotels, Restaurants & Leisure—1.3%
Darden Restaurants, Inc.	155,793	14,959,244

Insurance—13.5%
Aflac, Inc.	282,547	24,801,976
Alleghany Corp. (b)	35,121	20,935,277
Allstate Corp. (The)	122,373	12,813,677
American Financial Group, Inc.	101,375	11,003,242
Arthur J. Gallagher & Co.	305,024	19,301,919
FNF Group	484,410	19,008,248
Markel Corp. (a) (b)	13,543	15,427,238
Marsh & McLennan Cos., Inc.	100,155	8,151,615
W.R. Berkley Corp.	265,588	19,029,380

		150,472,572

IT Services—4.9%
Black Knight, Inc. (b)	182,111	8,040,201
DXC Technology Co.	181,858	17,258,324
Fidelity National Information Services, Inc.	169,174	15,917,582
MAXIMUS, Inc.	194,735	13,939,131

		55,155,238

Leisure Products—1.2%
Hasbro, Inc. (a)	146,472	13,312,840

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	83,322	5,580,074

Machinery—7.1%
AGCO Corp.	229,912	16,422,614
Colfax Corp. (b)	192,400	7,622,888
Ingersoll-Rand plc	194,643	17,360,209
PACCAR, Inc.	239,799	17,044,913
Parker-Hannifin Corp.	47,483	9,476,657

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Xylem, Inc.	167,940	$11,453,508

		79,380,789

Media—4.1%
CBS Corp. - Class B (a)	290,051	17,113,009
Cinemark Holdings, Inc. (a)	467,130	16,265,467
Interpublic Group of Cos., Inc. (The)	624,737	12,594,698

		45,973,174

Metals & Mining—2.3%
Reliance Steel & Aluminum Co.	297,238	25,500,048

Multi-Utilities—1.2%
DTE Energy Co. (a)	126,300	13,824,798

Oil, Gas & Consumable Fuels—6.2%
Cimarex Energy Co.	94,428	11,521,160
Devon Energy Corp.	406,668	16,836,055
Energen Corp. (a) (b)	193,168	11,120,682
Parsley Energy, Inc. - Class A (a) (b)	525,956	15,484,145
PDC Energy, Inc. (b)	269,548	13,892,504

		68,854,546

Pharmaceuticals—1.2%
Perrigo Co. plc	159,321	13,886,418

Road & Rail—1.8%
Landstar System, Inc.	115,100	11,981,910
Old Dominion Freight Line, Inc.	64,600	8,498,130

		20,480,040

Semiconductors & Semiconductor Equipment—0.6%
KLA-Tencor Corp.	63,290	6,649,880

Software—1.6%
Nuance Communications, Inc. (b)	479,400	7,838,190
Synopsys, Inc. (b)	114,670	9,774,471

		17,612,661

Specialty Retail—2.8%
AutoNation, Inc. (a) (b)	294,099	15,096,102
Tiffany & Co.	152,396	15,841,564

		30,937,666

Technology Hardware, Storage & Peripherals—1.3%
Hewlett Packard Enterprise Co.	1,032,633	14,828,610

Textiles, Apparel & Luxury Goods—2.0%
VF Corp. (a)	300,342	22,225,308

Total Common Stocks (Cost $1,066,028,308)		1,096,687,102

Short-Term Investment—2.3%
Security Description	Principal Amount*	Value

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $25,713,521 on 01/02/18, collateralized by $26,005,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $26,226,693.	25,712,378	$25,712,378

Total Short-Term Investments (Cost $25,712,378)		25,712,378

Securities Lending Reinvestments (c) – 8.8%

Certificates of Deposit—5.6%
ABN AMRO Bank NV Zero Coupon, 02/22/18	1,490,624	1,496,685
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (d)	2,500,000	2,499,907
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (d)	4,000,000	4,000,512
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	4,500,000	4,500,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (d)	1,000,000	1,000,050
1.622%, 1M LIBOR + 0.190%, 05/11/18 (d)	1,000,000	1,000,006
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	5,000,000	5,000,295
KBC Bank NV 1.550%, 01/29/18	2,500,000	2,500,000
1.570%, 02/12/18	1,500,000	1,499,790
Mizuho Bank, Ltd., New York 1.592%, 1M LIBOR + 0.200%, 04/06/18 (d)	3,000,000	2,999,928
1.644%, 1M LIBOR + 0.200%, 02/12/18 (d)	1,000,000	1,000,200
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (d)	1,000,000	1,000,026
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (d)	5,000,000	4,999,890
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	1,500,000	1,499,949
Royal Bank of Canada New York 1.821%, 1M LIBOR + 0.320%, 03/20/18 (d)	6,400,000	6,402,618
Standard Chartered plc 1.460%, 02/02/18	2,000,000	1,999,744
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (d)	400,000	399,876
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (d)	2,000,000	1,999,688
1.579%, 1M LIBOR + 0.200%, 02/05/18 (d)	1,000,000	1,000,035
1.612%, 1M LIBOR + 0.180%, 04/11/18 (d)	1,000,000	999,970
1.661%, 1M LIBOR + 0.170%, 02/16/18 (d)	1,000,000	1,000,069
1.754%, 1M LIBOR + 0.190%, 04/26/18 (d)	2,000,000	1,999,984
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (d)	3,000,000	3,000,300
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (d)	3,000,000	2,999,868
1.800%, 1M LIBOR + 0.340%, 03/13/18 (d)	1,800,000	1,800,619
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (d)	4,000,000	3,999,696

		62,599,705

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—1.4%
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (d)	4,250,000	$4,250,314
Kells Funding LLC 1.400%, 03/01/18	1,489,325	1,496,208
Ridgefield Funding Co. LLC 1.603%, 1M LIBOR + 0.200%, 03/07/18 (d)	5,000,000	4,999,975
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	5,000,000	4,999,860

		15,746,357

Repurchase Agreements—1.6%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $667,092 on 01/02/18, collateralized by $674,022 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $680,862.	666,964	666,964
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $1,228,368 on 04/02/18, collateralized by various Common Stock with a value of $1,320,000.	1,200,000	1,200,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $800,124 on 01/02/18, collateralized by $720,985 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $816,000.	800,000	800,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $200,034 on 01/02/18, collateralized by $207,202 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $203,359.	200,000	200,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $400,069 on 01/02/18, collateralized by $411,840 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $408,002.	400,000	400,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $2,000,422 on 01/02/18, collateralized by $2,052,020 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $2,040,008.	2,000,000	2,000,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $1,769,440 on 04/03/18, collateralized by $11,116 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $1,946,387.	1,750,000	1,750,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $2,571,549 on 04/02/18, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	2,500,000

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $8,106,818 on 04/02/18, collateralized by various Common Stock with a value of $8,800,001.	8,000,000	8,000,000

		17,516,964

Time Deposits—0.2%
Australia New Zealand Bank 1.330%, 01/02/18	1,000,000	1,000,000
Nordea Bank New York 1.300%, 01/02/18	1,000,000	1,000,000
Standard Chartered plc 1.490%, 01/02/18	100,000	100,000

		2,100,000

Total Securities Lending Reinvestments (Cost $97,960,456)		97,963,026

Total Investments—109.4% (Cost $1,189,701,142)		1,220,362,506
Other assets and liabilities (net)— (9.4)%		(105,162,007)

Net Assets—100.0%		$1,115,200,499

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $95,584,627 and the collateral received consisted of cash in the amount of $97,946,913. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,096,687,102	$—	$—	$1,096,687,102
Total Short-Term Investment*	—	25,712,378	—	25,712,378
Total Securities Lending Reinvestments*	—	97,963,026	—	97,963,026
Total Investments	$1,096,687,102	$123,675,404	$—	$1,220,362,506

Collateral for Securities Loaned (Liability)	$—	$(97,946,913)	$—	$(97,946,913)

* See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,220,362,506
Receivable for:
Investments sold	3,736,815
Fund shares sold	3,716
Dividends and interest	1,287,256
Prepaid expenses	2,854

Total Assets	1,225,393,147
Liabilities
Collateral for securities loaned	97,946,913
Payables for:
Investments purchased	10,408,498
Fund shares redeemed	825,289
Accrued Expenses:
Management fees	554,964
Distribution and service fees	169,494
Deferred trustees’ fees	159,833
Other expenses	127,657

Total Liabilities	110,192,648

Net Assets	$1,115,200,499

Net Assets Consist of:
Paid in surplus	$893,051,142
Undistributed net investment income	6,206,038
Accumulated net realized gain	185,281,955
Unrealized appreciation on investments	30,661,364

Net Assets	$1,115,200,499

Net Assets
Class A	$309,387,908
Class B	775,641,920
Class E	30,170,671
Capital Shares Outstanding*
Class A	14,809,208
Class B	37,828,170
Class E	1,456,958
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.89
Class B	20.50
Class E	20.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,189,701,142.
(b)	Includes securities loaned at value of $95,584,627.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends	$15,498,439
Interest	38,783
Securities lending income	716,296

Total investment income	16,253,518
Expenses
Management fees	7,118,850
Administration fees	34,918
Custodian and accounting fees	67,875
Distribution and service fees—Class B	1,921,077
Distribution and service fees—Class E	45,226
Audit and tax services	43,541
Legal	36,711
Trustees’ fees and expenses	51,081
Shareholder reporting	164,781
Insurance	7,204
Miscellaneous	18,627

Total expenses	9,509,891
Less management fee waiver	(374,821)
Less broker commission recapture	(32,902)

Net expenses	9,102,168

Net Investment Income	7,151,350

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	207,407,953
Foreign currency transactions	(11,764)

Net realized gain	207,396,189

Net change in unrealized appreciation (depreciation) on:
Investments	(113,651,590)
Foreign currency transactions	1,736

Net change in unrealized depreciation	(113,649,854)

Net realized and unrealized gain	93,746,335

Net Increase in Net Assets From Operations	$100,897,685

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,151,350	$11,315,175
Net realized gain (loss)	207,396,189	(22,418,940)
Net change in unrealized appreciation (depreciation)	(113,649,854)	171,982,621

Increase in net assets from operations	100,897,685	160,878,856

From Distributions to Shareholders
Net investment income
Class A	(3,467,433)	(2,615,288)
Class B	(7,049,078)	(4,705,424)
Class E	(302,925)	(213,418)
Net realized capital gains
Class A	0	(13,975,443)
Class B	0	(36,244,479)
Class E	0	(1,425,566)

Total distributions	(10,819,436)	(59,179,618)

Decrease in net assets from capital share transactions	(110,798,208)	(109,559,442)

Total decrease in net assets	(20,719,959)	(7,860,204)

Net Assets
Beginning of period	1,135,920,458	1,143,780,662

End of period	$1,115,200,499	$1,135,920,458

Undistributed net investment income
End of period	$6,206,038	$10,531,502

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	531,849	$10,529,958	533,269	$9,176,357
Reinvestments	178,091	3,467,433	966,826	16,590,731
Redemptions	(2,144,113)	(42,095,515)	(5,806,627)	(103,092,465)

Net decrease	(1,434,173)	$(28,098,124)	(4,306,532)	$(77,325,377)

Class B
Sales	1,607,267	$30,912,593	2,236,651	$37,360,080
Reinvestments	368,290	7,049,078	2,427,380	40,949,903
Redemptions	(6,042,221)	(117,145,137)	(6,204,821)	(108,492,450)

Net decrease	(4,066,664)	$(79,183,466)	(1,540,790)	$(30,182,467)

Class E
Sales	37,438	$731,621	55,288	$934,821
Reinvestments	15,679	302,925	96,298	1,638,984
Redemptions	(231,967)	(4,551,164)	(262,867)	(4,625,403)

Net decrease	(178,850)	$(3,516,618)	(111,281)	$(2,051,598)

Decrease derived from capital shares transactions		$(110,798,208)		$(109,559,442)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.25	$17.61	$20.36	$22.73	$17.57

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.21 (b)	0.14	0.13	0.16
Net realized and unrealized gain (loss) on investments	1.71	2.45	(1.77)	1.70	5.18

Total from investment operations	1.87	2.66	(1.63)	1.83	5.34

Less Distributions
Distributions from net investment income	(0.23)	(0.16)	(0.14)	(0.16)	(0.18)
Distributions from net realized capital gains	0.00	(0.86)	(0.98)	(4.04)	0.00

Total distributions	(0.23)	(1.02)	(1.12)	(4.20)	(0.18)

Net Asset Value, End of Period	$20.89	$19.25	$17.61	$20.36	$22.73

Total Return (%) (c)	9.77	15.78	(8.76)	9.96	30.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.68	0.67	0.69	0.70
Net ratio of expenses to average net assets (%) (d)(e)	0.65	0.66	0.66	0.67	0.69
Ratio of net investment income to average net assets (%)	0.83	1.18 (b)	0.71	0.62	0.78
Portfolio turnover rate (%)	140	32	26	42 (f)	144
Net assets, end of period (in millions)	$309.4	$312.8	$361.9	$431.4	$355.5

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.90	$17.30	$20.02	$22.42	$17.34

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.17 (b)	0.09	0.08	0.11
Net realized and unrealized gain (loss) on investments	1.68	2.40	(1.74)	1.67	5.12

Total from investment operations	1.78	2.57	(1.65)	1.75	5.23

Less Distributions
Distributions from net investment income	(0.18)	(0.11)	(0.09)	(0.11)	(0.15)
Distributions from net realized capital gains	0.00	(0.86)	(0.98)	(4.04)	0.00

Total distributions	(0.18)	(0.97)	(1.07)	(4.15)	(0.15)

Net Asset Value, End of Period	$20.50	$18.90	$17.30	$20.02	$22.42

Total Return (%) (c)	9.47	15.50	(8.98)	9.64	30.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.93	0.92	0.94	0.95
Net ratio of expenses to average net assets (%) (d)(e)	0.90	0.91	0.91	0.92	0.94
Ratio of net investment income to average net assets (%)	0.58	0.97 (b)	0.47	0.38	0.53
Portfolio turnover rate (%)	140	32	26	42 (f)	144
Net assets, end of period (in millions)	$775.6	$791.9	$751.4	$871.3	$800.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.09	$17.46	$20.19	$22.58	$17.46

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.19 (b)	0.11	0.10	0.13
Net realized and unrealized gain (loss) on investments	1.69	2.43	(1.75)	1.68	5.15

Total from investment operations	1.82	2.62	(1.64)	1.78	5.28

Less Distributions
Distributions from net investment income	(0.20)	(0.13)	(0.11)	(0.13)	(0.16)
Distributions from net realized capital gains	0.00	(0.86)	(0.98)	(4.04)	0.00

Total distributions	(0.20)	(0.99)	(1.09)	(4.17)	(0.16)

Net Asset Value, End of Period	$20.71	$19.09	$17.46	$20.19	$22.58

Total Return (%) (c)	9.59	15.65	(8.88)	9.74	30.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.82	0.84	0.85
Net ratio of expenses to average net assets (%) (d)(e)	0.80	0.81	0.81	0.82	0.84
Ratio of net investment income to average net assets (%)	0.68	1.07 (b)	0.56	0.47	0.62
Portfolio turnover rate (%)	140	32	26	42 (f)	144
Net assets, end of period (in millions)	$30.2	$31.2	$30.5	$38.1	$40.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on average net assets was 0.01% for the year ended December 31, 2017 (see Note 5 of the Notes to Financial Statements).
(f)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-13

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

BHFTI-14

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, real estate investment trusts (“REITs”), adjustments to prior period accumulated balances and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $25,712,378. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $17,516,964. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion

BHFTI-15

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,500,679,263	$0	$1,596,651,747

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc., the previous subadviser to the Portfolio, that amounted to $6,058,509 in purchases of investments, which are included above.

BHFTI-16

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Adviserss receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$7,118,850	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Effective December 18, 2017, Victory Capital Management Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio. Prior to December 15, 2017, Invesco Advisers, Inc. (“Invesco”) was compensated by Brighthouse Investment Advisers for providing subadvisory services to the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period December 18, 2017 to April 30, 2018 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $200 million
0.080%	$200 million to $400 million
0.110%	$400 million to $500 million
0.085%	over $500 million

Prior to December 18, 2017, the Adviser had agreed, for the period May 1, 2017 to December 18, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $500 million

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 amounted to $259,707 and are included in the amount shown as a management fee waiver in the Statement of Operations.

Effective for the period January 1, 2017 through December 15, 2017, Invesco had voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to Invesco for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser had agreed to reduce its advisory fee for the Portfolio by the amount waived by Invesco for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $115,114 was waived in the aggregate for the year ended December 31, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently

BHFTI-17

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the period ended December 15, 2017, when Invesco served as subadviser to the Portfolio, the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$21,373

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,190,002,376
Gross unrealized appreciation	41,016,288
Gross unrealized depreciation	(10,656,158)

Net unrealized appreciation (depreciation)	$30,360,130

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$10,819,436	$7,678,960	$—	$51,500,658	$10,819,436	$59,179,618

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$15,630,981	$176,318,077	$30,360,130	$—	$222,309,188

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $20,494,013.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-18

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-19

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of Victory Sycamore Mid Cap Value (formerly, Invesco Mid Cap Value Portfolio) and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Victory Sycamore Mid Cap Value Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Victory Sycamore Mid Cap Value Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-23

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-24

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio). At its November 28-30, 2017 meeting, the Board approved a new sub-adviser for the Portfolio, replacing Invesco Advisers, Inc. (“Invesco”) with Victory Capital Management Inc. (“Victory”) under a new sub-advisory agreement. At that meeting, the Board also approved the renewal of the Portfolio’s existing Sub-Advisory Agreement with Invesco so that Invesco could continue to provide services to the Portfolio until the change in sub-adviser to Victory became effective, which occurred on December 15, 2017. The Board considered the following information in relation to the Agreements with the Adviser and Invesco regarding the Portfolio (the discussion of the Board’s approval of the initial sub-advisory agreement with Victory is set forth separately):

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board took into account that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for any of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and were the lowest in the Expense Group, the Expense Universe, and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated a sub-advisory fee with Victory that is lower than the sub-advisory fee schedule with Invesco and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective December 15, 2017.

BHFTI-25

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Managed by Wells Capital Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A and B shares of the Wells Capital Management Mid Cap Value Portfolio returned 11.03% and 10.79%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 13.34%.

On June 1, 2017, Wells Capital Management, Inc. (“WellsCap”) succeeded Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) as the subadviser to the Portfolio and the name of the Portfolio was changed from the Goldman Sachs Mid Cap Value Portfolio to the Wells Capital Management Mid Cap Value Portfolio.

The following commentary was provided by Goldman Sachs for the period of January 1, 2017 through May 31, 2017.

MARKET ENVIRONMENT / CONDITIONS

The S&P 500 Index gained 6.07% during the first quarter of 2017. The best performing sectors over the first quarter were Information Technology (“IT”), Consumer Discretionary, and Health Care, while the worst performing sectors were Energy, Telecommunication Services, and Financials.

The S&P 500 Index gained 1.41% in May, following a 1.03% increase in April. The best performing sectors were IT, Utilities, and Consumer Staples while the worst performing sectors were Energy, Financials, and Telecommunication Services.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the five months ended May 31, 2017, the Portfolio’s investments within the Real Estate and Industrials sectors detracted from performance, while stock selection in the IT and Health Care sectors contributed to returns.

Within the Real Estate sector, DDR Corp., an owner of shopping centers in the U.S. and Puerto Rico, was a top detractor from performance during the period. While the broader Real Estate sector declined during the period, we believed DDR Corp.’s underperformance was exacerbated due to its above average exposure to Puerto Rico, a potential decrease in demand from its larger retail tenants and concerns around the pricing of its assets in the private market. The Portfolio’s investment in Brixmor Property Group, Inc., an owner of grocery-anchored community shopping centers, was also a top detractor from performance. We believed the underperformance was largely due to market concerns around store closures within the industry, resulting from disappointing retail sales, as well as weaker-than-expected first quarter results. In our view, these fears were overblown, especially given Brixmor Property Group’s base in high-quality grocery-anchored shopping centers.

Within the IT sector, IAC/InterActiveCorp., an internet and media company, was a top contributor to performance. The majority of outperformance came after the company announced its acquisition of Angie’s List, an online home service review platform. IAC/InterActiveCorp. plans to combine its HomeAdvisor platform with Angie’s List which, in our view, will create substantial synergies and improve revenue strategies. Its shares also rose after the company reported first quarter earnings that exceeded consensus expectations and issued positive 2017 guidance. We believed IAC/InterActiveCorp. had a strong focus on capital allocation and shareholder value creation. Additionally, we remained positive on the company due to its strong balance sheet, new initiatives to improve its online dating businesses, including ongoing growth and monetization of Tinder, and the option value of Vimeo, its online video business. Vertex Pharmaceuticals, Inc., a U.S.-based pharmaceutical company primarily focused on treatments for cystic fibrosis, was another top contributor to returns. The majority of outperformance came after the company reported positive test results from one of its next-generation cystic fibrosis pipeline drugs. Its shares also rose after the company reported fourth quarter earnings that exceeded consensus expectations and issued 2017 guidance. Additionally, Vertex Pharmaceuticals sold its cancer research pipeline for $230 million.

Tim Ryan

Sung Cho

Sean Gallagher

Portfolio Managers

Goldman Sachs Asset Management, L.P.

The following commentary was provided by WellsCap for the period June 1, 2017 through December 31, 2017.

MARKET ENVIRONMENT / CONDITIONS

In the second half of 2017, global equity markets were fueled by synchronized global growth, muted inflation data, and primarily accommodative central banks. The Russell Midcap Value Index traded in a narrow range through the summer months before inflecting higher in that last four months as a late year congressional effort to overhaul corporate taxes and more positive economic data provided a tailwind for mid-cap stocks. Growth stocks outperformed value stocks throughout 2017 as investors looked for exposure to cyclical industries that they believed would benefit from further economic expansion. Within the Russell Midcap Value Index, Materials stocks led the index for the June to December time frame, benefiting from the cyclical economic strength. Financial stocks also moved higher over that seven-month period as interest rates began to inch higher and tax reform began to look like a reality.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell Midcap Value Index over the seven-month period. Stock selection was the largest driver for the Portfolio’s underperformance. Stock selection in Consumer Staples, Energy, and IT detracted from relative performance. On the positive side, stock selection within Consumer Discretionary and Industrials contributed to relative performance.

BHFTI-1

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Managed by Wells Capital Management, Inc.

Portfolio Manager Commentary*—(Continued)

Security selection in the Consumer Staples sector detracted from performance. Within the sector, TreeHouse Foods, Inc., a manufacturer of private label food and beverage products, faced numerous challenges during 2017. TreeHouse Foods is seeing cost and pricing pressure related to commodity cost increases and lower volume growth. In addition, rapid disruption in the grocery and food space due to new competition, including Amazon, forced an asset base restructuring by TreeHouse Foods and peers that creates a higher degree of uncertainty around future free cash flow generation than is typically seen in Consumer Staples companies. The company is also dealing with integration issues surrounding the 2016 Private Brands acquisition and its President departed after four months on the job. We have been disappointed in the execution by the management team which was exacerbated by the industry landscape shifting below their feet. We believe TreeHouse Foods is taking steps to deal with all of these issues, but have exited the position at this time in light of the near-term risks.

IT company, NCR Corp. is a leading player in the ATM market and a market leader in both self-checkout and point-of-sale solutions. Shares were weak during the third and fourth quarter due to disappointing second and third quarter results as well as a reduction in guidance primarily driven by delayed installations of ATMs at top tier bank clients. Related software and services were also weak due to the extended ATM order shortfall. We believe many of these issues are temporary and that the company’s multi-year mix shift to software is underappreciated by the market. We also feel that the secular trend to reduce labor through automation is still in its early stages and NCR is very well positioned to benefit in the future. The investments that NCR has made to transform its business should provide increased shareholder value as investors begin to appreciate the improved profitability and more sustainable free cash flow.

Department store retailer, Kohl’s Corp., was a positive contributor within the Consumer Discretionary sector. The retail industry and Kohl’s faced significant secular headwinds for much of 2017. However, we have felt that the steps Kohl’s was taking to deal with these headwinds and become an omni-channel retailer were well ahead of its peers. Some of these steps began to take hold and were rewarded within the third and fourth quarters. The company’s third quarter results and the preliminary fourth quarter holiday sales figures showed a notable improvement in comparable store sales and inventory management. We believe these investments should continue to differentiate Kohl’s from its peers in the future.

In the Industrials sector, Jacobs Engineering Group was a positive contributor to relative performance. After acquiring CH2M Hill Companies, Jacobs Engineering is now the largest engineering and design firm in the world. The market initially panned this acquisition thinking it was too complex and would lead to a talent flight and feared the combined company lacked revenue synergies. We saw a combined cash flow stream that was not only 60% larger on a per share basis, but also more stable given a mix shift towards state and federal funding. This shift in business mix should also provide for a larger optimal capital structure over time to drive another step function higher in shareholder value if deployed properly. We think the right management team and incentive structures are in place to do just that and remain large shareholders of Jacobs Engineering.

During the seven-month period, the Portfolio increased its exposure in the Consumer Discretionary sector, adding three new names. At the same time, we significantly decreased the Consumer Staples weighting as higher commodity costs and pricing pressures are impacting many of the stocks within the sector. We have also raised the Portfolio’s Financials sector weighting to a slight overweight and as well as increased the Portfolio’s Materials overweight seeing further opportunities in both the specialty chemical and paper & packaging industries.

As of December 31, 2017, the Portfolio was highly diversified across sectors and industries, with the goal being to own companies that present to us the best opportunity to deliver alpha over the next 3 to 5 years, while at the same time ensuring relative protection of capital in times of market stress. At period-end, the Portfolio’s largest overweights were in the Materials and Industrial sectors. In Materials, the overweight was primarily due to opportunities we had found in the containers and packaging industry as well as the specialty chemical industry. Within Industrials, the Portfolio owned an eclectic group of names that we believed possess strong competitive advantages, sustainable free cash flow, and flexible balance sheets. The Portfolio’s largest underweights were in the Real Estate and Consumer Discretionary sectors. Although we had slightly increased the Portfolios weighting to the Real Estate sector in recent months as we had found a few names that presented attractive valuations on a reward-to-risk

BHFTI-2

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Managed by Wells Capital Management, Inc.

Portfolio Manager Commentary*—(Continued)

basis, the Portfolio remained largely underweight the sector at period-end. We believed secular pressures impacting many names within the Consumer Discretionary sector were leading to increased cash flow volatility and heightened risks.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Wells Capital Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-3

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2017)

	1 Year	5 Year	10 Year
Wells Capital Management Mid Cap Value Portfolio
Class A	11.03	11.64	7.40
Class B	10.79	11.35	7.13
Russell Midcap Value Index	13.34	14.68	9.10

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Molson Coors Brewing Co. - Class B	2.9
Republic Services, Inc.	2.8
Sealed Air Corp.	2.8
Jacobs Engineering Group, Inc.	2.7
Allstate Corp. (The)	2.7
Fidelity National Information Services, Inc.	2.7
CBRE Group, Inc. - Class A	2.5
Kansas City Southern	2.4
Kohl’s Corp.	2.4
Loews Corp.	2.4

Top Sectors

% of Net Assets
Financials	21.6
Industrials	16.9
Materials	10.5
Information Technology	10.0
Energy	8.0
Utilities	7.7
Real Estate	7.2
Consumer Discretionary	7.0
Health Care	6.3
Consumer Staples	2.9

BHFTI-4

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Wells Capital Management Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.71%	$1,000.00	$1,074.50	$3.71
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

Class B (a)	Actual	0.96%	$1,000.00	$1,072.90	$5.02
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.4%
Arconic, Inc.	304,264	$8,291,194
Harris Corp.	73,612	10,427,140

		18,718,334

Auto Components—0.5%
Aptiv plc	35,129	2,979,993

Banks—5.4%
Fifth Third Bancorp	239,989	7,281,266
PacWest Bancorp	186,216	9,385,287
Regions Financial Corp.	522,111	9,022,078
Zions Bancorp (a)	84,889	4,314,908

		30,003,539

Beverages—2.9%
Molson Coors Brewing Co. - Class B	191,944	15,752,844

Building Products—0.8%
Owens Corning	45,574	4,190,074

Capital Markets—2.7%
Northern Trust Corp.	97,221	9,711,406
TD Ameritrade Holding Corp.	100,517	5,139,434

		14,850,840

Chemicals—3.9%
Axalta Coating Systems, Ltd. (b)	85,487	2,766,359
International Flavors & Fragrances, Inc. (a)	64,798	9,888,823
PPG Industries, Inc.	74,537	8,707,412

		21,362,594

Commercial Services & Supplies—4.4%
Republic Services, Inc.	229,843	15,539,685
Stericycle, Inc. (a) (b)	124,110	8,438,239

		23,977,924

Communications Equipment—0.7%
ARRIS International plc (b)	160,687	4,128,049

Construction & Engineering—2.7%
Jacobs Engineering Group, Inc.	228,655	15,082,084

Consumer Finance—1.3%
Ally Financial, Inc. (a)	254,121	7,410,168

Containers & Packaging—6.6%
International Paper Co.	192,215	11,136,937
Packaging Corp. of America	82,305	9,921,868
Sealed Air Corp.	309,600	15,263,280

		36,322,085

Electric Utilities—3.1%
American Electric Power Co., Inc.	171,212	12,596,067

Electric Utilities—(Continued)
PG&E Corp.	94,756	4,247,911

		16,843,978

Electrical Equipment—0.8%
Acuity Brands, Inc. (a)	25,501	4,488,176

Energy Equipment & Services—4.2%
C&J Energy Services, Inc. (a) (b)	190,217	6,366,563
National Oilwell Varco, Inc.	210,984	7,599,644
Patterson-UTI Energy, Inc.	396,458	9,122,498

		23,088,705

Equity Real Estate Investment Trusts—4.7%
American Campus Communities, Inc.	195,908	8,038,105
Corporate Office Properties Trust	57,609	1,682,183
GGP, Inc.	125,940	2,945,736
Invitation Homes, Inc.	282,173	6,650,818
Mid-America Apartment Communities, Inc.	65,784	6,615,239

		25,932,081

Health Care Equipment & Supplies—3.3%
STERIS plc	56,760	4,964,797
Varian Medical Systems, Inc. (b)	43,995	4,890,044
Zimmer Biomet Holdings, Inc.	71,256	8,598,462

		18,453,303

Health Care Providers & Services—2.8%
AmerisourceBergen Corp.	45,562	4,183,503
Humana, Inc.	26,659	6,613,298
Universal Health Services, Inc. - Class B	39,790	4,510,196

		15,306,997

Hotels, Restaurants & Leisure—1.0%
Wendy’s Co. (The) (a)	322,230	5,291,017

Household Durables—1.3%
Mohawk Industries, Inc. (b)	25,934	7,155,191

Insurance—12.1%
Allstate Corp. (The)	143,471	15,022,848
Arch Capital Group, Ltd. (b)	90,162	8,184,005
Brown & Brown, Inc.	240,953	12,399,441
FNF Group	221,641	8,697,193
Loews Corp.	263,318	13,173,800
Willis Towers Watson plc	61,347	9,244,379

		66,721,666

IT Services—7.1%
Amdocs, Ltd.	171,762	11,246,976
DST Systems, Inc.	80,081	4,970,628
Fidelity National Information Services, Inc.	156,482	14,723,391
Leidos Holdings, Inc.	125,412	8,097,853

		39,038,848

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Life Sciences Tools & Services—0.2%
Charles River Laboratories International, Inc. (a) (b)	7,838	$857,869

Machinery—1.0%
Middleby Corp. (The) (a) (b)	40,494	5,464,665

Media—1.3%
Interpublic Group of Cos., Inc. (The)	345,293	6,961,107

Multi-Utilities—2.4%
Ameren Corp.	222,614	13,132,000

Multiline Retail—2.4%
Kohl’s Corp. (a)	243,456	13,202,619

Oil, Gas & Consumable Fuels—3.8%
Anadarko Petroleum Corp.	115,044	6,170,960
Cimarex Energy Co.	57,710	7,041,197
Hess Corp. (a)	162,306	7,704,666

		20,916,823

Real Estate Management & Development—2.5%
CBRE Group, Inc. - Class A (b)	314,471	13,619,739

Road & Rail—3.8%
Kansas City Southern	126,015	13,259,298
Ryder System, Inc. (a)	91,144	7,671,591

		20,930,889

Software—0.3%
Check Point Software Technologies, Ltd. (b)	15,784	1,635,538

Technology Hardware, Storage & Peripherals—1.9%
NCR Corp. (b)	302,652	10,287,142

Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc. (a)	144,759	3,026,911

Water Utilities—2.3%
American Water Works Co., Inc.	135,907	12,434,131

Total Common Stocks (Cost $495,227,666)		539,567,923

Short-Term Investment—1.9%

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $10,435,866 on 01/02/18, collateralized by $10,990,000 U.S. Treasury Note at 1.125% due 08/31/21 with a value of $10,648,826.	10,435,403	10,435,403

Total Short-Term Investments (Cost $10,435,403)		10,435,403

Securities Lending Reinvestments (c)—8.2%
Security Description	Principal Amount*	Value

Certificates of Deposit—4.7%
ABN AMRO Bank NV Zero Coupon, 02/22/18	993,749	$997,790
Banco Del Estado De Chile New York
1.529%, 1M LIBOR + 0.150%, 01/05/18 (d)	1,250,000	1,249,985
1.715%, 1M LIBOR + 0.180%, 03/22/18 (d)	1,000,000	999,963
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (d)	2,500,000	2,500,155
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	1,250,000	1,250,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (d)	1,250,000	1,250,062
KBC Bank NV Zero Coupon, 02/26/18	1,493,643	1,496,175
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (d)	500,000	499,952
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	2,000,000	1,999,946
Mizuho Bank, Ltd., New York 1.644%, 1M LIBOR + 0.200%, 02/12/18 (d)	2,500,000	2,500,499
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (d)	1,000,000	1,000,026
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (d)	2,000,000	1,999,956
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	1,000,000	999,966
Standard Chartered plc 1.460%, 02/02/18	1,500,000	1,499,808
Sumitomo Mitsui Banking Corp., New York 1.579%, 1M LIBOR + 0.200%, 02/05/18 (d)	2,000,000	2,000,070
1.612%, 1M LIBOR + 0.180%, 04/11/18 (d)	1,000,000	999,970
1.754%, 1M LIBOR + 0.190%, 04/26/18 (d)	500,000	499,996
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (d)	1,000,000	1,000,100
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (d)	1,000,000	999,924

		25,744,343

Commercial Paper—1.9%
Bank of China, Ltd. 1.900%, 02/12/18	1,993,456	1,996,094
Canadian Imperial Bank 1.700%, 03/19/18	995,561	996,443
China Construction Bank 1.700%, 01/24/18	997,686	998,875
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	1,992,951	1,995,152
Kells Funding LLC 1.400%, 03/01/18	496,442	498,736
Toyota Motor Credit Corp. 1.750%, 03/08/18	1,493,948	1,495,824
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	2,500,000	2,499,930

		10,481,054

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—1.6%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $433,115 on 01/02/18, collateralized by $437,614 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $442,056.	433,032	$433,032
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $4,000,844 on 01/02/18, collateralized by $4,104,040 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $4,080,016.	4,000,000	4,000,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $1,011,109 on 04/03/18, collateralized by $6,352 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $1,112,221.	1,000,000	1,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $1,234,344 on 04/02/18, collateralized by various Common Stock with a value of $1,320,000.	1,200,000	1,200,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $2,533,381 on 04/02/18, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	2,500,000

		9,133,032

Total Securities Lending Reinvestments (Cost $45,356,742)		45,358,429

Total Investments—108.2% (Cost $551,019,811)		595,361,755
Other assets and liabilities (net)—(8.2)%		(45,343,217)

Net Assets—100.0%		$550,018,538

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $43,967,731 and the collateral received consisted of cash in the amount of $45,340,468. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$539,567,923	$—	$—	$539,567,923
Total Short-Term Investment*	—	10,435,403	—	10,435,403
Total Securities Lending Reinvestments*	—	45,358,429	—	45,358,429
Total Investments	$539,567,923	$55,793,832	$—	$595,361,755

Collateral for Securities Loaned (Liability)	$—	$(45,340,468)	$—	$(45,340,468)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$595,361,755
Receivable for:
Investments sold	1,692,291
Fund shares sold	61
Dividends and interest	542,248
Prepaid expenses	1,375

Total Assets	597,597,730
Liabilities
Collateral for securities loaned	45,340,468
Payables for:
Investments purchased	1,537,411
Fund shares redeemed	156,311
Accrued Expenses:
Management fees	303,993
Distribution and service fees	36,557
Deferred trustees’ fees	129,869
Other expenses	74,583

Total Liabilities	47,579,192

Net Assets	$550,018,538

Net Assets Consist of:
Paid in surplus	$455,919,299
Undistributed net investment income	5,853,769
Accumulated net realized gain	43,903,527
Unrealized appreciation on investments	44,341,943

Net Assets	$550,018,538

Net Assets
Class A	$377,720,130
Class B	172,298,408
Capital Shares Outstanding*
Class A	29,746,687
Class B	13,606,603
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.70
Class B	12.66

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $551,019,811.
(b)	Includes securities loaned at value of $43,967,731.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$10,645,319
Interest	20,320
Securities lending income	233,609

Total investment income	10,899,248
Expenses
Management fees	3,842,189
Administration fees	17,019
Custodian and accounting fees	55,893
Distribution and service fees—Class B	430,687
Audit and tax services	43,542
Legal	45,111
Trustees’ fees and expenses	53,081
Shareholder reporting	40,599
Insurance	3,430
Miscellaneous	13,945

Total expenses	4,545,496
Less management fee waiver	(333,035)
Less broker commission recapture	(16,029)

Net expenses	4,196,432

Net Investment Income	6,702,816

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	51,937,850

Net change in unrealized depreciation on investments	(2,521,160)

Net realized and unrealized gain	49,416,690

Net Increase in Net Assets From Operations	$56,119,506

(a)	Net of foreign withholding taxes of $1,872.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,702,816	$6,592,169
Net realized gain (loss)	51,937,850	(3,878,613)
Net change in unrealized appreciation (depreciation)	(2,521,160)	65,985,832

Increase in net assets from operations	56,119,506	68,699,388

From Distributions to Shareholders
Net investment income
Class A	(4,695,368)	(3,868,144)
Class B	(1,824,934)	(1,436,159)
Net realized capital gains
Class A	0	(26,597,241)
Class B	0	(13,409,192)

Total distributions	(6,520,302)	(45,310,736)

Decrease in net assets from capital share transactions	(34,060,959)	(120,962,217)

Total increase (decrease) in net assets	15,538,245	(97,573,565)

Net Assets
Beginning of period	534,480,293	632,053,858

End of period	$550,018,538	$534,480,293

Undistributed net investment income
End of period	$5,853,769	$6,057,187

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	39,560	$469,448	895,482	$9,045,827
Reinvestments	396,903	4,695,368	2,901,465	30,465,385
Redemptions	(1,619,513)	(19,563,249)	(13,456,247)	(152,036,031)

Net decrease	(1,183,050)	$(14,398,433)	(9,659,300)	$(112,524,819)

Class B
Sales	620,238	$7,413,922	736,920	$7,952,303
Reinvestments	154,524	1,824,934	1,415,191	14,845,351
Redemptions	(2,411,810)	(28,901,382)	(2,840,740)	(31,235,052)

Net decrease	(1,637,048)	$(19,662,526)	(688,629)	$(8,437,398)

Decrease derived from capital shares transactions		$(34,060,959)		$(120,962,217)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.59	$11.19	$16.34	$17.76	$14.05

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.14 (b)	0.07	0.16	0.15
Net realized and unrealized gain (loss) on investments	1.11	1.28	(1.06)	1.84	4.32

Total from investment operations	1.27	1.42	(0.99)	2.00	4.47

Less Distributions
Distributions from net investment income	(0.16)	(0.13)	(0.15)	(0.15)	(0.18)
Distributions from net realized capital gains	0.00	(0.89)	(4.01)	(3.27)	(0.58)

Total distributions	(0.16)	(1.02)	(4.16)	(3.42)	(0.76)

Net Asset Value, End of Period	$12.70	$11.59	$11.19	$16.34	$17.76

Total Return (%) (c)	11.03	13.60	(8.95)	13.57	32.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.76	0.75	0.75	0.74
Net ratio of expenses to average net assets (%) (d)	0.71	0.75	0.75	0.75	0.74
Ratio of net investment income to average net assets (%)	1.33	1.27 (b)	0.53	0.98	0.95
Portfolio turnover rate (%)	164	145	95	85	112
Net assets, end of period (in millions)	$377.7	$358.4	$454.3	$525.1	$840.2

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.55	$11.16	$16.29	$17.72	$14.02

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.11 (b)	0.04	0.11	0.11
Net realized and unrealized gain (loss) on investments	1.11	1.27	(1.06)	1.83	4.31

Total from investment operations	1.24	1.38	(1.02)	1.94	4.42

Less Distributions
Distributions from net investment income	(0.13)	(0.10)	(0.10)	(0.10)	(0.14)
Distributions from net realized capital gains	0.00	(0.89)	(4.01)	(3.27)	(0.58)

Total distributions	(0.13)	(0.99)	(4.11)	(3.37)	(0.72)

Net Asset Value, End of Period	$12.66	$11.55	$11.16	$16.29	$17.72

Total Return (%) (c)	10.79	13.18	(9.12)	13.23	32.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.01	1.00	1.00	0.99
Net ratio of expenses to average net assets (%) (d)	0.96	1.00	1.00	1.00	0.99
Ratio of net investment income to average net assets (%)	1.08	1.00 (b)	0.28	0.69	0.70
Portfolio turnover rate (%)	164	145	95	85	112
Net assets, end of period (in millions)	$172.3	$176.1	$177.8	$223.6	$215.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Wells Capital Management Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTI-13

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash

BHFTI-14

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $10,435,403. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $9,133,032. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

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Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$845,798,459	$0	$878,693,725

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$3,842,189	0.750%	First $	200 million
	0.700%		Over $200 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Effective June 1, 2017, Wells Capital Management Incorporated (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio. Prior to June 1, 2017, Goldman Sachs Asset Management, L.P. was compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-16

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period June 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	Of the first $50 million
0.075%	On the next $50 million
0.100%	On the next $100 million
0.050%	On the next $300 million
0.100%	On amounts over $500 million

Prior to June 1, 2017 the Adviser had agreed, for the period October 1, 2016 to May 31, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	Of the first $50 million
0.075%	On the next $150 million
0.050%	On the next $300 million
0.075%	On amounts over $500 million

Amounts waived for the year ended December 31, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the period ended May 31, 2017, when Goldman Sachs Asset Management, L.P. served as subadviser to the Portfolio, the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Goldman Sachs & Co.	$51,884

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-17

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$551,525,656
Gross unrealized appreciation	52,079,074
Gross unrealized depreciation	(8,242,975)

Net unrealized appreciation (depreciation)	$43,836,099

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$6,520,302	$21,448,269	$—	$23,862,467	$6,520,302	$45,310,736

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$24,102,947	$26,290,066	$43,836,099	$—	$94,229,112

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $6,393,235

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTI-18

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Wells Capital Management Mid Cap Value Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Wells Capital Management Mid Cap Value Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Wells Capital Management Mid Cap Value Portfolio of the Brighthouse Funds Trust I as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTI-21

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-22

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-23

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Wells Capital Management Incorporated (“WellsCap”) regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated a sub-advisory fee with WellsCap that is lower than the sub-advisory fee schedule with the Portfolio’s prior sub-adviser and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective June 1, 2017.

BHFTI-24

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2016 and December 31, 2017 were $2,427,534 and $2,508,323, respectively.

(b) Audit-Related Fees

During the fiscal years ended December 31, 2016 and December 31, 2017, Deloitte billed $17,460 and $67,450, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant as follows: (i) security valuation testing and procedures in connection with select portfolios of the registrant’s semi-annual report for the period ended June 30, 2017; (ii) 17f-2 security count procedures for select portfolios for the years ended December 31, 2016 and 2017; (iii) related to reorganizations involving certain portfolios of the registrant for fiscal year ended December 31, 2016 and (iv) related to agreed upon procedures for the registrant’s deferred trustee compensation plan for fiscal year ended December 31, 2016.

(c) Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2016 and December 31, 2017 were $332,640 and $306,342, respectively. Represent fees for services rendered to the registrant for review of tax returns for the year end December 31, 2016 and for the fiscal year end December 31, 2017.

During the fiscal years ended December 31, 2016 and December 31, 2017, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d) All Other  Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2016 and December 31, 2017 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2016 and December 31, 2017, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2016 and 2017 were $454,999 and $87,307, respectively.

(h) The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST I

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 6, 2018

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 6, 2018